As filed with Securities and Exchange Commission on April 28, 2021.
Registration Nos. 002-90380/811-04001

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-4

Registration Statement
Under the Securities Act of 1933	☒
Pre-Effective Amendment No.
Post-Effective Amendment No. 51
Registration Statement
Under the Investment Company Act of 1940	☒
Amendment No. 293

Metropolitan Life Separate Account E
(Exact Name of Registrant)

Metropolitan Life Insurance Company
(Exact Name of Depositor)
200 Park Avenue
New York, New York 10166
(Address Of Depositor’s Principal Executive Offices) (Zip Code)
(212) 578-9500
(Depositor’s telephone Number, including area code)
Stephen W. Gauster
Executive Vice President General Counsel
Metropolitan Life Insurance Company
200 Park Avenue, New York, New York 10116
(Name and address of agent for service)

Copies To:
W. Thomas Conner Vedder Price P.C.
1401 I Street NW, Suite 1100
Washington, D.C. 20005
It Is Proposed That The Filing Will Become Effective: On April 30, 2021 or as soon thereafter as practicable.
□	immediately upon filing pursuant to paragraph (b) of Rule 485
☒	on April 30, 2021 pursuant to paragraph (b) of Rule 485
□	60 days after filing pursuant to paragraph (a)(1) of Rule 485
□	on (date) pursuant to paragraph (a)(1) of Rule 485
□	on the seventy-fifth day after filing pursuant to paragraph (a)(2) of Rule 485
□	on (date) pursuant to paragraph (a)(2) of Rule 485
If appropriate, check the following box:
□	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered: Group and Individual Deferred Variable Annuity Contracts and Immediate Annuity Contracts.

METROPOLITAN LIFE SEPARATE ACCOUNT E
VESTMET
Group and Individual Annuity Contracts
Issued by Metropolitan Life Separate Account E of Metropolitan Life Insurance Company
This prospectus describes individual and group flexible premium VestMet contracts (the “Contracts”). issued by Metropolitan Life Separate Account E of Metropolitan Life Insurance Company (“MetLife, the “Company,” “we” or “us.). The Contracts are no longer currently offered for purchase.

You decide where your purchase payments are directed. The choices depend on what is available under your Contract and may include the Fixed Interest Account, and through Metropolitan Life Separate Account E, the Portfolios you select. The Portfolios available for all Contracts are described in Appendix A — Portfolios Available Under the Contract.
This prospectus sets forth the information that you should know before investing in the Contract. This prospectus should be kept for future reference. You can receive additional information about your Contract by requesting a Statement of Additional Information (“SAI”) dated April 30, 2021.
We filed the SAI with the Securities and Exchange Commission (“SEC”), and it is incorporated by reference into this prospectus. To request a copy or ask questions, write to us at P.O. Box 10342, Des Moines, IA, 50306, call 1-800-842-9406, or access the SEC’s website (http://www.sec.gov).
Additional information about certain investment products, including variable annuities, has been prepared by the Securities and Exchange Commission’s staff and is available at Investor.gov.
Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or the adequacy of this prospectus. Any representation to the contrary is a criminal offense. Interests in the Separate Account and the Fixed Account are not deposits or obligations of, or insured or guaranteed by, the U.S. Government, any bank or other depository institution including the Federal Deposit Insurance Corporation (“FDIC”), the Federal Reserve Board or any other agency or entity or person.
If you are a new investor in the Contract, you may cancel your Contract within 10 days of receiving it without paying fees or penalties. In some states, this cancellation period may be longer. Upon cancellation, you will receive either a full refund of the amount you paid with your application or your total Contract value. You should review this prospectus, or consult with your investment professional, for additional information about the specific cancellation terms that apply.
The Contracts are not intended to be offered anywhere that they may not lawfully be offered and sold. MetLife has not authorized any information or representations about the Contracts other than the information in this prospectus, supplements to the Prospectus, prospectus summaries or any supplemental sales material we authorize.
IMPORTANT INFORMATION
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a Portfolio’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from us. Instead, the shareholder reports will be made available on dfinview.com/metlife/tahd/MET000205, and you will be notified by mail each time a shareholder report is posted and provided with a website link to access the shareholder report.
If you already elected to receive your shareholder report electronically, you will not be affected by this change, and you need not take any action. You may elect to receive shareholder reports and other communications electronically, including Portfolio prospectuses and other information we send you by contacting your Administrative Office by calling 1-800-638-7732.
If you wish to continue to receive shareholder reports in paper on and after January 1, 2021, we will continue to send you all future reports in paper, free of charge. Please contact us at your Administrative Office by calling 1-800-638-7732 if you wish to continue receiving paper copies of the Portfolios’ shareholder reports. Your election to receive shareholder reports in paper will apply to all Portfolios available under your Policy

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KEY INFORMATION
Important Information You Should Consider About The Contract
	FEES AND EXPENSES			LOCATION IN PROSPECTUS
Charges for Early Withdrawals	If you withdraw money from the Contract within 7 years following your the contract effective date, you will be assessed a surrender charge of up to 7% of the amount withdrawn. This surrender charge is currently being wavied.
For example, if you make an early withdrawal, you could pay a surrender charge of up to $7,000 on a $100,000 withdrawal.
Transaction Charges	There are no transaction charges.
Ongoing Fees and Expenses (annual charges)	Minimum and Maximum Annual Fee Table. The table below describes the fees and expenses that you may pay each year, depending on the options you choose. Please refer to your Contract specifications page for information about the specific fees you will pay each year based on the options you have elected.			Fee Table
	Annual Fee	Minimum	Maximum
	Base Contract (varies by Contract class)	0.95% (1)	1.50% (1)
	Investment options (Portfolio fees and expenses)	0.28% (2)	0.75% (2)
(1) As a percentage of your Account Balance in the Separate Account. (2) As a percentage of Portfolio assets.
Because your Contract is customizable, the choices you make affect how much you will pay. To help understand the cost of owning your Contract, the following table shows the lowest and highest cost you could pay each year, based on current charges. This estimate assumes that you do not take withdrawals from the Contract, which could add surrender charges that substantially increase costs.
	Lowest Annual Cost:	Highest Annual Cost:
	$1,644	$2,035
• Assumes:
• Investment of $100,000
• 5% annual appreciation
• Least expensive combination of Portfolio fees and expenses
• No optional benefits available
	• No additional purchase payments, transfers or withdrawals	• Assumes: • Investment of $100,000 • 5% annual appreciation • Most expensive combination of Portfolio fees and expenses • No additional purchase payments, transfers or withdrawals
	RISKS			LOCATION IN PROSPECTUS
Risk of Loss	You can lose money by investing in the Contract, including loss of principal.
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	RISKS	LOCATION IN PROSPECTUS
Not a Short-Term Investment	This Contract is not a short-term investment and is not appropriate for an investor who needs ready access to cash.
• Withdrawal charges may apply for up to 7 years following each purchase payment. Withdrawal charges will reduce the value of your Contract if you withdraw money during that time.
• The benefits of tax deferral and mean that the Contract is more beneficial to investors with a long time horizon.
	• Earnings on your Contract are taxed at ordinary income tax rates when you withdraw them, and you may have to pay a penalty if you take a withdrawal before age 59 1⁄2.	Principal Risks of Investing in the Contract
Risks Associated with Investment Options	• An investment in the Contract is subject to the risk of poor investment performance and can vary depending on the performance of the investment options available under the Contract (e.g., Portfolios).
• Each investment option (including any Fixed Account investment option) will have its own unique risks.
	• You should review these investment options before making an investment decision.	Principal Risks of Investing in the Contract
Insurance Company Risks	Contracts are subject to the risks related to MetLife, including any obligations (including under any Fixed Account investment options), guarantees, and benefits of the Contract are subject to the claims-paying ability of MetLife. If MetLife experiences financial distress, it may not be able to meet its obligations to you. More information about the Company, including its financial strength ratings, is available by visiting www.metlife.com.	Principal Risks of Investing in the Contract
	RESTRICTIONS	LOCATION IN PROSPECTUS
Investments	Withdrawals or transfers must be at least $250 (or the entire balance in a Division, if less). You may make 12 transfers each calendar year (including transfers from the Fixed Interest Account to the Separate Account). We reserve the right to add, remove or substitute Portfolios. The Company also has policies and procedures that attempt to detect and deter frequent transfers in situations where we determine there is a potential for arbitrage trading, and in those instances, there are additional limits that apply to transfers.	Withdrawals and Transfers
	TAXES	LOCATION IN PROSPECTUS
Tax Implications	• You should consult with a tax professional to determine the tax implications of an investment in and purchase payments received under the Contract.
• There is no additional tax benefit if you purchase the Contract through a tax-qualified plan or individual retirement account (IRA).
	• Earnings on your Contract are taxed at ordinary income tax rates when you withdraw them, and you may have to pay a penalty if you take a withdrawal before age 59 1⁄2.	Taxes
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	CONFLICTS OF INTEREST	LOCATION IN PROSPECTUS
Investment Professional Compensation	Your investment professional may receive compensation for selling this Contract to You, both in the form of commissions and because MetLife may share the revenue it earns on this Contract with the professional’s firm. This conflict of interest may influence your investment professional to recommend this Contract over another investment.	Other Information - Distribution of the Contracts
Exchanges	Some investment professionals may have a financial incentive to offer you a new contract in place of the one you own. You should only exchange your Contract if You determine, after comparing the features, fees, and risks of both contracts, that it is better for you to purchase the new contract rather than continue to own your existing Contract.	Other Information - Distribution of the Contracts
OVERVIEW OF THE CONTRACT
Purpose of the Contract
The Contract is designed to provide long-term accumulation of assets through investments in a variety of investment options during the accumulation phase. It can supplement your retirement income by providing a stream of income payments during the payout phase. It also offers death benefits to protect your designated beneficiaries and favorable tax treatment of insurance proceeds.
This Contract may be appropriate if you have a long investment time horizon. It is not intended for people who may need to make early or frequent withdrawals or intend to engage in frequent trading in the Portfolios.
Phases of the Contract
Your Contract, like all deferred annuity contracts, has two phases: 1) an accumulation or “pay-in” phase; and 2) an income or “pay-out” phase (Annuity Period).
1)	Accumulation (Pay-in) Phase
To help you accumulate assets, You can invest your premium payments in:
•	Portfolios (mutual funds), each of which has its own investment strategies, investment advisers, expense ratios, and returns; and
•	a Fixed Account option, which offers a guaranteed interest rate during a selected period.
A list of Portfolios in which you can invest is provided in the back of this Prospectus. See Appendix A — Portfolio Companies Available Under the Contract.
2)	Income (Pay-out) Phase
You can elect to annuitize your Contract and turn your Contract value into a stream of income payments (sometimes called annuity payments) from MetLife, at which time the accumulation phase of the Contract ends. These payments may continue for a fixed period of years, for your entire life, or for the longer of a fixed period or your life. The payments may also be fixed or variable. Variable payments will vary based on the performance of the investment options you select.
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Please note that if you annuitize, your investments will be converted to income payments and you may no longer be able to choose to withdraw money at will from your Contract. All benefits (including the standard death benefit) terminate upon annuitization.
Contract Features
The Contract provides for variable annuity payments that begin at the maturity date specified in the Contract, or earlier if you choose to surrender and annuitize. Variable annuity payments fluctuate with the investment results of the Portfolio(s).
Buying the Contract. The Contract is no longer available for sale; however, MetLife will continue to accept additional payments for the Contracts.
Purchase Payments. Your purchase payments will be invested in the investment options that you choose. Premium payments received before the close of the NYSE (typically 4:00 PM EST), will be credited that day. If we receive your purchase payment after the close of the NYSE, your payment will be applied on the next business day.
Making Withdrawals: Accessing the Money in Your Contract. Before annuitization you can send us a written request to fully or partially surrender your Contract value. Federal tax laws penalize and may prohibit certain premature distributions from the Contract. (See “Taxes”) A surrender charge will apply to certain full and partial surrenders. You may also have to pay income taxes, including a tax penalty if you are younger than age 59 1⁄2. In any Contract year, you may surrender an amount without our deducting a surrender charge (the “free withdrawal amount”). The free withdrawal amount is 10% of Contract value on the date of the surrender. (See “Surrenders” and “Contingent Deferred Sales Charge.”
As of July 2, 2001, MetLife will waive any early withdrawal charge that would otherwise be payable on account of any contract withdrawal or transfer, either from the Fixed Interest Account or the Separate Account, (the “Wavier”).
Accessing your money. Until you annuitize, you have full access to your money. You can choose to withdraw your Contract value at any time (although if you withdraw early, you may have to pay a surrender charge and/or income taxes, including a tax penalty if you are younger than age 59 1⁄2).
Tax treatment. You can transfer money between investment options without tax implications, and earnings (if any) on your investments are generally tax-deferred. You are taxed only when: (1) you make a withdrawal; (2) you receive an income payment from the Contract; or (3) upon payment of a death benefit.
Payments upon Death. Accumulation (pay-in) phase. Your Contract includes a basic death benefit for no additional charge. The basic death benefit is equal to the greater of the value of your Account Balance or the total of all purchase payments you have made less any partial withdrawals. The value of the basic death benefit may increase (if you make additional purchase payments or your investment performs well) or decrease (if you take withdrawals or your investment options perform poorly). This benefit terminates upon full surrender or annuitization of the Contract. Income (pay-out) phase. The amount payable upon your death is based on the payout option you select (e.g., income for a guaranteed period or lifetime payments).
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ADDITIONAL INFORMATION ABOUT FEES
The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering or making withdrawals from the Contract. Please refer to your Contract specifications page for information about the specific fees you will pay each year based on the options you have elected.
The first table describes the fees and expenses that you will pay at the time that you buy the Contract, surrender or make withdrawals from the Contract, or transfer Contract value between investment options. State premium taxes may also be deducted.
Transaction Expenses
Surrender Charge (as a percentage of the amount withdrawn)(1)	7%
(1)	As of July 2, 2001, MetLife will waive any early withdrawal charge that would otherwise be payable on account of any contract withdrawal or transfer, either from the Fixed Interest Account or the Separate Account. Under certain circumstances, the surrender charge, termed the early withdrawal charge in this Prospectus, does not apply to 10% of the Account Balance. Under certain other circumstances, the surrender charge does not apply at all. There is no surrender charge imposed under Enhanced Contracts. Under certain Enhanced Contracts the employer may pay all or part of the annual Contract fee. If an amount used to make a withdrawal is determined to be subject to a surrender charge, the charge will be equal to such amount multiplied by the applicable factor from the second column of the table below.

Contract Year (full uninterrupted years of maintenance of account balance at withdrawal)	Withdrawal Charge
Less than 3	7%
At least 3 but less than 4	6%
At least 4 but less than 3	5%
At least 5 but less than 6	4%
At least 6 but less than 7	2%
7 or more	0%
The next table describes the fees and expenses that You will pay periodically during the time that You own the Contract, not including Portfolio Company fees and expenses.
Annual Contract Expenses
Administrative Expenses	$15
Base Contract Expenses (as a percentage of average daily account value)	1.5%
The next item shows the minimum and maximum total operating expenses charged by the Portfolio Companies that you may pay periodically during the time that you own the Contract. A complete list of Portfolio Companies available under the Contract, including their annual expenses, may be found at the back of this document.
Annual Portfolio Company Expenses	Minimum	Maximum
Annual Portfolio Company Expenses (expenses that are deducted from Portfolio assets, including management fees, distribution and/or service (12b-1) fees, and other expenses)	0.28%	0.75%
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Example
The example is intended to help You compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Transaction Expenses (described in the first table), Annual Contract Expenses (described in the second table) and Annual Portfolio Operating Expenses (described in the third table).
The Example assumes that you invest $100,000 in the Contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year and assumes the most expensive combination of Annual Portfolio Company Expenses and optional benefits available for an additional charge. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
If you surrender your Contract at the end of the applicable time period
Maximum	$2,363	$7,276	$12,452	$26,636
Minimum	$1,869	$5,784	$ 9,949	$21,556

	1 Year	3 Years	5 Years	10 Years
If you annuitize or do not surrender your Contract at the end of the applicable time period
Maximum	$2,363	$7,276	$12,452	$26,636
Minimum	$1,869	$5,784	$ 9,949	$21,556
PRINCIPAL RISKS OF INVESTING IN THE CONTRACT
Investing in the Contracts involves risks. The following are the principal risks of an investment in the Contract. You should carefully consider the below risks in addition to the other information contained in this Prospectus.
Risk of Loss. An investment in the Contract is not a bank deposit and is not guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The Contract is subject to market risk (the risk that your investments may decline in value or underperform your expectations). As a result, You can lose money by investing in the Contract, including loss of principal.
Not a Short-Term Investment. This Contract is not a short-term investment and is not appropriate for an investor who needs ready access to cash. If you withdraw early, you may have to pay a Withdrawal Charge and/or income taxes, including a tax penalty if you are younger than age 59 1⁄2. Withdrawal Charges may apply for up to 7 years following each purchase payment. Withdrawal Charges will reduce the value of your Contract if you withdraw money during that time. The benefits of tax deferral and living benefit protections also mean that the Contract is more beneficial to investors with a long time horizon.
Risk of Underlying Portfolios. An investment in the Contract is subject to the risk of poor investment performance and can vary depending on the performance of the investment options available under the Contract (e.g., Portfolio Companies). Each investment option (including under the Fixed Account investment option) will have its own unique risks. We do not provide any investment advice and do not recommend or endorse any particular Portfolio. You bear the risk of any decline in the Account Balance of your Contract resulting from the performance of the Portfolio You have chosen. You should review these investment options before making an
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investment decision. Information regarding the Portfolios available under your Contract is available in Appendix A to this Prospectus.
Risks Associated with the Company. An investment in the Contract is subject to the risks related to the Company. Any obligations (including under the Fixed Account), guarantees, or benefits are subject to the claims-paying ability of the Company, and our long term ability to make such payments, and are not guaranteed by any other party. MetLife is regulated as an insurance company under state law, which generally includes limits on the amount and type of investments in its general account. However, there is no guarantee that we will be able to meet our claims paying obligations; there are risks to purchasing any insurance product.
Conflicts of Interest. Your investment professional may receive compensation for selling this Contract to You, both in the form of commissions and because MetLife may share the revenue it earns on this Contract with the professional’s firm. This conflict of interest may influence your investment professional to recommend this Contract over another investment. In addition, some investment professionals may have a financial incentive to offer you a new contract in place of the one you own. You should only exchange your Contract if you determine, after comparing the features, fees, and risks of both contracts, that it is better for you to purchase the new contract rather than continue to own your existing Contract.
Suitability. An investment in the Contract may not be suitable for all investors. For example, there is no additional tax benefit if you purchase the Contract through a tax-qualified plan or individual retirement account (IRA). Therefore, there should be reasons other than tax deferral for acquiring the Contract. You should consult with a tax or investment professional to determine the tax and other implications of an investment in and purchase payments received under the Contract.
Taxation Risk. Although the provisions of the Code relevant to the Contract are generally described under “Federal Tax Considerations,” an investor should consult their own tax advisor concerning the effects of federal, state, local and foreign tax law on the Contract. No assurance can be given that, even if the tax provisions currently applicable to the Contract are favorable, the law or regulations or interpretations thereunder will not change and the Contract may be disadvantaged.
Cybersecurity. Cybersecurity breaches can be intentional or unintentional events, and can occur through unauthorized access to computer systems, networks or devices; infection from computer viruses or other malicious software code; or attacks that shut down, disable, slow or otherwise disrupt operations, business processes or website access or functionality. Cybersecurity breaches can interfere with our processing of contract transactions, including the processing of transfer orders from our website or with the Portfolios; impact our ability to calculate accumulation unit values; cause the release and possible destruction of confidential Contract owner or business information; or impede order processing or cause other operational issues. Although we continually make efforts to identify and reduce our exposure to cybersecurity risk, there is no guarantee that we will be able to successfully manage this risk at all times.
COVID-19 Risk. The pandemic spread of the novel coronavirus COVID-19 is causing illnesses and deaths. This pandemic, other pandemics, and their related major public health issues are having a major impact on the global economy and financial markets. Governmental and non-governmental organizations may not effectively combat the spread and severity of such a pandemic, increasing its harm to the Company. Any of these events could have a material adverse effect on the Company’s operations, business, financial results, or financial condition.
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METLIFE
MetLife is a provider of insurance, annuities, employee benefits and asset management. We are also one of the largest institutional investors in the United States with a general account portfolio invested primarily in fixed income securities (corporate, structured products, municipals, and government and agency) and mortgage loans, as well as real estate, real estate joint ventures, other limited partnerships and equity securities, at December 31, 2020. The Company was incorporated under the laws of New York in 1868. The Company’s office is located at 200 Park Avenue, New York, New York 10166-0188. The Company is a wholly-owned subsidiary of MetLife, Inc.
METROPOLITAN LIFE SEPARATE ACCOUNT E
We established Metropolitan Life Separate Account E on September 27, 1983. The purpose of the Separate Account is to hold the variable assets that underlie the Contracts and some other variable annuity contracts we issue. We have registered the Separate Account with the Securities and Exchange Commission (“SEC”) as a unit investment trust under the Investment Company Act of 1940, as amended (“1940 Act”).
The Separate Account’s assets are solely for the benefit of those who invest in the Separate Account and no one else, including our creditors. The assets of the Separate Account are held in our name on behalf of the Separate Account and legally belong to us. The assets of the Separate Account may not be used to pay any liabilities of the Company other than those arising from the Contracts. All the income, gains and losses (realized or unrealized) resulting from these assets are credited to or charged against the Contracts issued from this Separate Account without regard to our other business. Income, gains and losses credited to, or charged against, this Separate Account reflect the Separate Account’s own investment experience and not the investment experience of the Company’s other assets.
We are obligated to pay all money we owe under the Contracts — such as the death benefit and income payments – even if that amount exceeds the assets in the Separate Account. Any such amount that exceeds the assets in the Separate Account is paid from our general account. Any amount under the Contract’s death benefit that exceeds Contract Value is also paid from our general account. Benefit amounts paid from the general account are subject to the financial strength and claims paying ability of the Company and our long term ability to make such payments, and are not guaranteed by any other party. We issue other annuity contracts and life insurance policies where we pay all money we owe under those contracts and policies from our general account. MetLife is regulated as an insurance company under state law, which includes, generally, limits on the amount and type of investments in its general account. However, there is no guarantee that we will be able to meet our claims paying obligations; there are risks to purchasing any insurance product.
The investment manager to certain of the Portfolios offered with the Contracts or with other variable annuity contracts issued through the Separate Account may be regulated as a commodity pool operator. While it does not concede that the Separate Account is a commodity pool, the Company has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodities Exchange Act (“CEA”), and is not subject to registration or regulation as a pool operator under the CEA.
THE DIVISIONS OF THE SEPARATE ACCOUNT
You choose the Divisions to which you allocate your purchase payments. From time to time we may make new Divisions available. Each Division of the Separate Account invests in a Portfolio. You do not invest directly in the Portfolio.
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Each Portfolio is a portfolio of an open-end management investment company that is registered with the SEC under the 1940 Act. These portfolios are not publicly traded and are only offered through variable annuity contracts, variable life insurance products, and in some instances, certain retirement plans. They are not the same retail mutual funds as those offered outside of a variable annuity or variable life insurance product, although the investment practices and fund names may be similar and the portfolio managers may be identical. Accordingly, the performance of the retail mutual fund is likely to be different from that of the Portfolio.
We select the Portfolios offered through this Contract based on a number of criteria, including asset class coverage, the strength of the adviser’s or subadviser’s reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor we consider during the selection process is whether the Portfolio’s adviser or subadviser is one of our affiliates or whether the Portfolio, its adviser, its subadviser(s), or an affiliate will make payments to us or our affiliates.
In this regard, the profit distributions we receive from an investment adviser are a component of the total revenue that we consider in configuring the features and investment choices available in the variable insurance products that we and our affiliated insurance companies issue. Since we and our affiliated insurance companies may benefit more from the allocation of assets to Portfolios subadvised by certain subadvisers than those that are not, we may be more inclined to offer Portfolios subadvised by subadvisers that make payments to us. For additional information on these arrangements, see “Payments We Receive.” We review the Portfolios periodically and may remove a Portfolio or limit its availability to new purchase payments and/or transfers of Contract value if we determine that the Portfolio no longer meets one or more of the selection criteria, and/or if the Portfolio has not attracted significant allocations from Contract owners. In some cases, we have included Portfolios based on recommendations made by broker-dealer firms. These broker-dealer firms may receive payments from the Portfolio they recommend and may benefit accordingly from the allocation of Contract value to such Portfolios.
We do not provide any investment advice and do not recommend or endorse any particular Portfolio. You bear the risk of any decline in the Contract value of your Contract resulting from the performance of the Divisions of the Portfolios you have chosen.
If investment in the Portfolios or a particular Portfolio is no longer possible and, in our judgment becomes inappropriate for purposes of the Contract, or for any other reason in our sole discretion, we may substitute a Portfolio or Portfolios without your consent. The substituted Portfolio may have different fees and expenses. Substitution may be made with respect to existing investments or the investment of future purchase payments, or both. However, we will not make such substitution without any necessary approval of the SEC [and the New York Department of Financial Services].
Furthermore, we may close Portfolios to allocations of purchase payments, Contract value, or both, at any time in our sole discretion.
Payments We Receive. As described above, an investment adviser or subadviser of a Portfolio or its affiliates, may make payments to the Company and/or certain of our affiliates. These payments may be used for a variety of purposes, including payment of expenses for certain administrative, marketing and support services with respect to the Contracts and, in the Company’s role as an intermediary with respect to the Portfolio. The Company and its affiliates may profit from these payments.
These payments may be derived, in whole or in part, from the advisory fee deducted from Portfolio assets. Contract owners, through their indirect investment in the Portfolios, bear the costs of these advisory fees (see the Portfolios' prospectuses for more information). The amount of the payments we receive is based on a percentage of the assets of the Portfolios attributable to the Contracts and certain other variable insurance products that the Company and
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its affiliates issue. These percentages differ and some advisers or subadvisers (or other affiliates) may pay the Company more than others. These percentages currently range up to 0.50%.
Additionally, an investment adviser or subadviser of a Portfolio or its affiliates may provide the Company with wholesaling services that assist in the distribution of the Contracts and may pay the Company and/or certain of our affiliates amounts to participate in sales meetings. These amounts may be significant and may provide the adviser or subadviser (or their affiliate) with increased access to persons involved in the distribution of the Contracts.
On August 4, 2017, MetLife, Inc. completed the separation of Brighthouse Financial, Inc. and its subsidiaries (“Brighthouse”) where MetLife, Inc. retained an ownership interest of 19.2% non-voting common stock outstanding of Brighthouse Financial, Inc. In June 2018, MetLife, Inc. sold Brighthouse Financial, Inc. common stock in exchange for MetLife, Inc. senior notes and Brighthouse was no longer considered a related party. At December 31, 2020, MetLife, Inc. held no shares of Brighthouse Financial, Inc, for its own account; however, certain insurance company separate accounts managed by MetLife held shares of Brighthouse Financial, Inc.
Brighthouse subsidiaries include Brighthouse Investment Advisers, LLC, which serves as the investment adviser for the Brighthouse Funds Trust I and Brighthouse Funds Trust II. We and our affiliated companies have entered into agreements with Brighthouse Advisers, LLC, Brighthouse Funds Trust I and Brighthouse Funds Trust II whereby we receive payments for certain administrative, marketing and support services described in the previous paragraphs. Currently, the Portfolios in Brighthouse Funds Trust I and Brighthouse Funds Trust II are only available in variable annuity contracts and variable life insurance policies issued by Metropolitan Life Insurance Company and its affiliates, as well as Brighthouse Life Insurance Company and its affiliates. As of December 31, 2020, approximately 88% of Portfolio assets held in Separate Accounts of Metropolitan Life Insurance Company and its affiliates were allocated to Portfolios in Brighthouse Funds Trust I and Brighthouse Funds Trust II. Should we or Brighthouse Investment Advisers, LLC decide to terminate the agreements, we would be required to find alternative Portfolios which could have higher or lower costs to the Contract owner. In addition, the amount of payments we receive could cease or be substantially reduced which may have a material impact on our financial statements.
Certain Portfolios have adopted a Distribution Plan under Rule 12b-1 of the 1940 Act. A Portfolio 12b-1 Plan, if any, is described in more detail in the Portfolio’s prospectus. (See “Fee Table — Underlying Fund Fees and Expenses” and “Other Information — Distribution of the Contracts.”) Any payments we receive pursuant to those 12b-1 Plans are paid to us or our distributor. Payments under a Portfolio’s 12b-1 Plan decrease the Portfolio’s investment return.
Each Portfolio has different investment objectives and risks. The Portfolio prospectuses contain more detailed information on each Portfolio’s investment strategy, investment advisers and its fees. You may obtain a Portfolio prospectus by calling 1-800-842-9406 or through your financial representative.. We do not guarantee the investment results of the Portfolios.
Each Portfolio’s fees and expenses is contained in the prospectus for that Portfolio. Current prospectuses for the Portfolios can be obtained by calling 1-800-842-9406. Please read the prospectuses carefully before making your allocations to the Divisions.
The current Portfolios are listed on Appendix A — Portfolio Companies Available Under the Contract.
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FINANCIAL STATEMENTS
The financial statements for the Separate Account and MetLife are in the Statement of Additional Information and are available upon request from MetLife.
THE CONTRACTS DESCRIBED IN THIS PROSPECTUS
What are the Contracts?
The Contracts are variable annuity contracts issued by MetLife. The term “Contracts” also includes certificates issued under certain group arrangements. “You” as used in this Prospectus means the participant for whom money is invested in a Contract. Under the Contracts issued for Keogh and Public Employee Deferred Compensation Plans, the trustee or the employer retains all rights to control the money under the Contract. For these Contracts, where we refer to giving instructions or making payments to us, “you” means such trustee or employer. For those Public Employee Deferred Compensation Plans where the Contract allows the participant to choose among investment options, where we refer to giving instructions as to investment options for those contracts, “you” means such participant.
The Contracts offer you the choice of an account which pays interest guaranteed by MetLife (the “Fixed Interest Account”) or an account offering a range of investment choices where performance is not guaranteed. The Contracts are called “annuities” because they offer a variety of payment options, including guaranteed income for life. The Contracts are no longer currently offered for purchase.
Each of the Contracts offers the Fixed Interest Account, which is an account under which we guarantee specified interest rates for specified periods. Each Contract also offers a choice of investment options under which values can go up or down based on investment performance. (See “Your Investment Choices”, page VM-10, and “Determining the Value of Your Separate Account Investment”, page VM-12.) This Prospectus describes only the investment options (available through a “Separate Account” as distinct from the Fixed Interest Account). Your Contract is subject to various charges. (See “Deductions and Charges”, page VM-14.)
Any questions you have about Your Contract should be directed to Our Home Office at 1-800-842-9406.
Might the Contracts be affected by your retirement plan?
Yes. If your purchase payments are made under a retirement plan, the Contract may provide that all or some of your rights as described in this Prospectus are subject to the terms of the plan. You should consult the plan document to determine whether there are any provisions under your plan which may limit or affect the exercise of your rights under the Contract. Rights that may be affected include those concerning purchase payments, withdrawals, transfers, the death benefit and income options. For example, if part of your Account Balance represents non-vested employer contributions, you may not be permitted to withdraw these amounts and the early withdrawal charge calculations may not include all or part of the employer contributions. The Contract may require that you or your beneficiary obtain a signed authorization from your employer or plan administrator to exercise certain rights. Your Contract will indicate under what circumstances this is the case. We may rely on your employer’s or plan administrator’s statements to us as to the terms of the plan or your entitlement to any amounts. We will not be responsible for determining what your plan says.
PURCHASE PAYMENTS
Are there special rules concerning purchase payments and other administrative details that you should know?
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All purchase payments and all requests you may have concerning the Contracts, like a change in beneficiary, should be sent to our “Designated Office.” All checks should be payable to ‘‘MetLife.”
You may also make certain requests by telephone. We will use reasonable procedures such as requiring certain identifying information, tape recording the telephone instructions, and providing written confirmation of the transaction, in order to confirm that instructions communicated by telephone, fax, Internet or other means are genuine. Any telephone, fax or Internet instructions reasonably believed by us to be genuine will be your responsibility, including losses arising from any errors in the communication of instructions. As a result of this policy, you will bear the risk of loss. If we do not employ reasonable procedures to confirm that instructions communicated by telephone, fax or Internet are genuine, we may be liable for any losses due to unauthorized or fraudulent transactions. All other requests and elections under your contract must be in writing signed by the proper party, must include any necessary documentation and must be received at our Annuity Service Center to be effective. If acceptable to us, requests or elections relating to Beneficiaries and Ownership will take effect as of the date signed unless we have already acted in reliance on the prior status. We are not responsible for the validity of any written request or action
In order to have a purchase payment credited to you, we must receive it and completed documentation. We will provide the appropriate forms. Under certain group Contracts, your employer, the trustee of the Keogh plan (if an allocated Contract) or the group of which you are a participant or member must also identify you to us on their reports to us and tell us how your purchase payments should be allocated among the investment divisions and the Fixed Interest Account.
For IRA and Non-Qualified Contracts, your purchase payments may also be made “automatically” through a procedure that we call “check-o-matic.” With “check-o-matic,” your bank deducts monies from your bank checking account and makes the purchase payment for you.
Purchase payments, including check-o-matic payments, are effective and valued as of 4:00 p.m., New York City time, on the day we receive them at our Designated Office, except (1) when they are received on a day when the accumulation unit value (which will be discussed later in this Prospectus) is not calculated or (2) when they are received after 4:00 p.m., New York City time. In those cases, the purchase payments will be effective the next day the accumulation unit value is calculated.
How small or large can your purchase payment be?
The minimum purchase payment is $25 if you make your payments on a pre-arranged monthly basis or $300 a year ($200 for TSA Contracts). We can change our minimum at any time, but we will tell you in writing at least 90 days in advance if you have an IRA, SEP or Non-Qualified Contract. Maximum purchase payments are $500,000 per month. Your purchase payments may also be limited by the federal tax laws.
How are purchase payments allocated?
You decide how a purchase payment is allocated among the Fixed Interest Account and the investment divisions of the Separate Account available to your Contract.
Changes of allocation for new purchase payments will be made upon receipt of your notification to us of the changes except for Keogh, PEDC and TSA Contracts, where the change will be made within seven business days. You may also specify a day, as long as it is within 30 days after we receive the request.
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Are there any limits on subsequent purchase payments?
You may generally make purchase payments at any time before the date income payments begin for Non-Qualified, TSA, PEDC and Keogh Contracts. You may generally make purchase payments at any time before the end of the tax year in which you reach 69 1⁄2 and before the date income payments begin for IRA and SEP Contracts. We may refuse to accept subsequent purchase payments if your Account Balance is less than $800 and we have not received a purchase payment for you over 48 consecutive months. Purchase payments may be limited by the tax laws.
DETERMINING THE VALUE OF YOUR SEPARATE ACCOUNT INVESTMENT
What is an accumulation unit value?
We hold money in each investment division of the Separate Account in the form of “accumulation units.” When you make purchase payments or transfers into an investment division, you are credited with accumulation units. When you request a withdrawal or a transfer of money from an investment division, accumulation units are liquidated. In either case, the number of accumulation units you gain or lose is determined by taking the amount of the purchase payment, transfer or withdrawal and dividing it by the value of an accumulation unit on the date the transaction occurs. For example, if an accumulation unit is $10.00 and a $500 purchase payment is made, the number of accumulation units purchased is 50 ($500 divided by $10 = 50). We calculate accumulation units separately for each investment division of the Separate Account.
How is an accumulation unit value calculated?
We calculate the value of accumulation units once a day on every day the New York Stock Exchange is open for trading. We call the time between the calculation of an accumulation unit and the next accumulation unit calculation the “Valuation Period.” We have the right to change the basis for the Valuation Period, on 30 days’ notice, as long as it is consistent with the law. All purchase payments, transfers and withdrawals are valued as of the end of the Valuation Period during which the transaction occurred. The value of accumulation units can go up or down and is derived from the investment performance of each of the portfolios. If the investment performance, after payment of Separate Account expenses, is positive, accumulation unit values will go up. Conversely, if the investment performance, after payment of Separate Account expenses, is negative, they will go down.
We use the term “experience factor” to describe the investment performance for an investment division. The experience factor changes from Valuation Period to Valuation Period to reflect the upward or downward performance of the assets in the underlying portfolios. The experience factor is calculated as of the end of each Valuation Period as follows: We take the net asset value per share of the underlying portfolio, add the per share amount of any dividend or capital gain distribution paid by the portfolio during the current Valuation Period, and subtract any per share charges for taxes and reserve for taxes. We then divide that amount by the net asset value per share as of the end of the last Valuation Period to obtain a percentage that reflects investment performance. We then subtract a charge not to exceed .000025905 (an effective annual rate of .95%) for Enhanced Contracts and a charge not to exceed .000040792 (an effective annual rate of 1.5%) for the other Contracts for each day in the Valuation Period. This charge is to cover the general administrative expenses and the mortality and expense risks we assume under the Contracts.
To calculate an accumulation unit value we multiply the experience factor for the period since the last calculation by the last previously calculated accumulation unit value. We then add this to the prior accumulation unit value. For example, if the last previously calculated accumulation unit value is $12.00 and the experience factor for the
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period was .05, the new accumulation unit value is $12.60 ($12.00 x .05 = $.60; $.60 + $12.00 = $12.60). On the other hand, if the experience factor was -.05, the new accumulation unit value is $11.40 ($12.00 x (.05) $(.60); $12.00 - $.60 = $11.40).
WITHDRAWALS AND TRANSFERS
Can you make withdrawals and transfers?
Yes. You may either withdraw all or part of your Account Balance from the Contract or transfer it from one investment division to another or to the Fixed Interest Account. Some restrictions may apply to transfers from the Fixed Interest Account to the Separate Account.
Withdrawals or transfers must be at least $250 (or the entire balance in an investment division, if less). You may make up to 12 transfers each calendar year (including transfers from the Fixed Interest Account to the Separate Account). Your request must tell us the percentage or dollar amount to be withdrawn or transferred.
When will we make withdrawals or transfers?
Generally, as of the end of the Valuation Period during which we receive your request at our Designated Office. We will make it as of a later date if you request, but not more than 180 days later. If you die before the requested date, we will cancel the request and pay the death benefit instead. If the withdrawal is made to provide income payments, it will be made as of the end of the Valuation Period ending most recently before the date the income annuity is purchased. Withdrawals to pay annual Contract charges or if we cancel your Contract will be made as of the end of the Valuation Period we determine.
Will we make payments directly to other investments on a tax-free basis?
Generally yes, if you so request, but only if all applicable requirements of the Code are met, and we receive all information necessary for us to make the payment.
What restrictions apply to transfers generally?
Restrictions on Frequent Transfers. Frequent requests from Contract owners to transfer Contract value may dilute the value of a Portfolio’s shares if the frequent trading involves an attempt to take advantage of pricing inefficiencies created by a lag between a change in the value of the securities held by the Portfolio and the reflection of that change in the Portfolio’s share price (“arbitrage trading”). Frequent transfers involving arbitrage trading may adversely affect the long-term performance of the Portfolios, which may in turn adversely affect Contract owners and other persons who may have an interest in the Contracts (e.g., annuitants and beneficiaries).
We have policies and procedures that attempt to detect and deter frequent transfers in situations where we determine there is a potential for arbitrage trading. Currently, we believe that such situations may be presented in the international, small-cap, and high- yield Portfolios. We monitor transfer activity in those Monitored Portfolios.
We employ various means to monitor transfer activity, such as examining the frequency and size of transfers into and out of the Monitored Portfolios within given periods of time. For example, we currently monitor transfer activity to determine if, for each of the Monitored Portfolios, in a three-month period there were two or more “round-trips” of a certain dollar amount or greater. A round-trip is defined as a transfer in followed by a transfer out within the next ten calendar days, or a transfer out followed by a transfer in within the next ten calendar days. In the case of a Contract that has been restricted previously, a single round-trip of a certain dollar amount or greater will trigger the transfer restrictions described below. We do not believe that other Portfolios present a significant
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opportunity to engage in arbitrage trading and therefore do not monitor transfer activity in those Portfolios. We may change the Monitored Portfolios at any time without notice in our sole discretion.
Our policies and procedures may result in transfer restrictions being applied to deter frequent transfers. Currently, when we detect transfer activity in the Monitored Portfolios that exceeds our current transfer limits, we will issue a warning letter for the first occurrence. If we detect a second occurrence, we will exercise our contractual right to restrict your number of transfers to one every six months.
Transfers made under a Dollar Cost Averaging Program, a rebalancing program or, if applicable, any asset allocation program described in this prospectus are not treated as transfers when we monitor the frequency of transfers.
The detection and deterrence of harmful transfer activity involves judgments that are inherently subjective, such as the decision to monitor only those Portfolios that we believe are susceptible to arbitrage trading or the determination of the transfer limits. Our ability to detect and/or restrict such transfer activity may be limited by operational and technological systems, as well as our ability to predict strategies employed by Contract owners to avoid such detection. Our ability to restrict such transfer activity also may be limited by provisions of the Contract. Accordingly, there is no assurance that we will prevent all transfer activity that may adversely affect Contract owners and other persons with interests in the Contracts. We do not accommodate frequent transfers in any Portfolio and there are no arrangements in place to permit any Contract owner to engage in frequent transfers; We apply our policies and procedures without exception, waiver, or special arrangement.
The Portfolios may have adopted their own policies and procedures with respect to frequent transfers of their respective shares, and we reserve the right to enforce these policies and procedures. For example, Portfolios may assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period. The prospectuses for the Portfolios describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Although we may not have the contractual authority or the operational capacity to apply the frequent transfer policies and procedures of the Portfolios, we have entered into a written agreement, as required by SEC regulation, with each Portfolio or its principal underwriter that obligates us to provide to the Portfolio promptly upon request certain information about the trading activity of an individual Contract owner, and to execute instructions from the Portfolio to restrict or prohibit further purchase payments or transfers by specific Contract owners who violate the frequent transfer policies established by the Portfolio.
In addition, Contract owners and other persons with interests in the Contracts should be aware that the purchase and redemption orders received by the Portfolios generally are “omnibus” orders from intermediaries, such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual Contract owners of variable insurance Contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the Portfolios in their ability to apply their frequent transfer policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the Portfolios (and thus Contract owners) will not be harmed by transfer activity relating to other insurance companies and/or retirement plans that may invest in the Portfolios. If a Portfolio believes that an omnibus order reflects one or more transfer requests from Contract owners engaged in frequent trading, the Portfolio may reject the entire omnibus order.
In accordance with applicable law, we reserve the right to modify or terminate the transfer privilege at any time. We also reserve the right to defer or restrict the transfer privilege at any time that we are unable to purchase or redeem shares of any of the Portfolios, including any refusal or restriction on purchases or redemptions of their
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shares as a result of their own policies and procedures on frequent transfers (even if an entire omnibus order is rejected due to the frequent transfers of a single Contract owner). You should read the Portfolio prospectuses for more details.
Restrictions on Large Transfers. Large transfers may increase brokerage and administrative costs of the Portfolios and may disrupt portfolio management strategy, requiring a Portfolio to maintain a high cash position and possibly resulting in lost investment opportunities and forced liquidations. We do not monitor for large transfers to or from Portfolios except where the portfolio manager of a particular Portfolio has brought large transfer activity to our attention for investigation on a case-by-case basis. For example, some portfolio managers have asked us to monitor for “block transfers” where transfer requests have been submitted on behalf of multiple Contract owners by a third party such as an investment adviser. When we detect such large trades, we will issue a warning letter for the first occurrence. If We detect a second occurrence, we will exercise our contractual right to restrict your number of transfers to one every six months.
You can transfer among the Divisions as frequently as you wish without any current tax implications. Currently there is no limit to the number of transfers allowed. We may, in the future, limit the number of transfers allowed. At a minimum, we would always allow one transfer every six months. We reserve the right to restrict transfers that we determine will disadvantage other Contract owners. You may also transfer between the Fixed Account and the non-competing Divisions at least once every six months, provided no more than 20% of the fixed Contract value is transferred out in any Contract year. It is important to note that it will take over ten years (assuming no additional purchase payments or transfers into the Fixed Account and discounting any accrued interest) to make a complete transfer of your balance from the Fixed Account because of the transfer allowance restriction indicated above.
This is because the 20% transfer allowance is based on a declining Contract value in the Fixed Account rather than withdrawals based upon a fixed number of years. For example (based on the assumptions above), if your initial Contract value in the Fixed Account is $100, the 20% transfer allowance only allows you to transfer up to $20 that Contract year. If you transfer the maximum transfer allowance that Contract year, you may only transfer up to $16 the following Contract year based on the 20% transfer allowance of the $80 Contract value remaining in the Fixed Account for such Contract year. It is important to consider when deciding to invest in the Fixed Account whether this 20% transfer allowance restriction fits your risk tolerance and time horizon. Amounts previously transferred from the Fixed Account to the Divisions may not be transferred back to the Fixed Account for a period of at least three months from the date of the transfer. Please refer to your Contract for restrictions on transfers to and from the Fixed Account.
What restrictions apply to Texas Optional Retirement Program participants?
If you are a participant in the Texas Optional Retirement Program, Texas law permits us to make withdrawals on your behalf only if you die, retire or terminate employment in all Texas institutions of higher education, as defined under Texas law. Any withdrawal requires a written statement from the appropriate Texas institution of higher education verifying your vesting status and (if applicable) termination of employment, as well as a written statement from you that you are not transferring employment to another Texas institution of higher education. If you retire or terminate employment in all Texas institutions of higher education or die before being vested, amounts provided by the state’s matching contribution will be refunded to the appropriate Texas institution. We may change these restrictions or add others without your consent to the extent necessary to maintain compliance with applicable law.
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What restrictions apply to TSA Contracts?
As required by the Code, certain withdrawals from the Contracts before age 59 1⁄2 are prohibited. See “Taxes-TSA Contracts” at page VM-20.
Can you make withdrawals and transfers by telephone?
Yes. You can make withdrawal and transfer requests by telephone unless prohibited by state law. Except for the Keogh Contracts, if we agree, you may also authorize your sales representative to make a transfer request on a form we will supply to you on your behalf by telephone. Telephone withdrawals are permitted under IRA, SEP and Non-Qualified Contracts only. Whether you have your sales representative make transfer requests or you make the withdrawal or transfer requests by telephone yourself, you are authorizing us to act upon the telephone instructions of any person purporting to be you or, if applicable, your sales representative, assuming our procedures have been followed, to make transfers or withdrawals from both your Fixed Interest and Separate Account Balances. We have instituted reasonable procedures to confirm that any instructions communicated by telephone are genuine. All telephone calls requesting a transfer or withdrawal will be recorded. You (or the sales representative) will be asked to produce your personalized data prior to our initiating any requests by telephone. Additionally, as with other transactions, you will receive a written confirmation of your transfer or withdrawal. Neither we nor the Separate Account will be liable for any loss, expense or cost arising out of any requests that we or the Separate Account reasonably believe to be genuine. In the unlikely event that you have trouble reaching us, requests should be made to the Designated Office.
If you revoke a previously requested withdrawal, the withdrawn amount will be allocated back to the Fixed Interest Account. You bear the risk of any loss of investment opportunity for the withdrawn amount while it is not allocated to either the Fixed Interest or Separate Accounts.
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DEDUCTIONS AND CHARGES
Are there annual Contract charges?
The Separate Account annual Contract charge is $15 a calendar year. (We will prorate our charge if you do not have an Account Balance during the entire year.) It is divided equally among the investment divisions in which you have money invested at the time we take the charge. This charge covers our administrative costs, which include preparation of Contracts, review of applications and recordkeeping. Your employer may pay all or part of this charge for certain Enhanced Contracts. If you request a total withdrawal, we will deduct unpaid annual Contract charges before making the withdrawal.
We may change our charge with 90 days’ notice to you if you have an IRA, SEP or Non-Qualified Contract. For TSA, PEDC or Keogh Contracts, we may only change the charge on the Contract anniversary date with 90 days’ notice. It may never exceed $50 per year for Contracts issued in Pennsylvania and $30 per year for Contracts issued in South Carolina.
What are charges for general administrative expenses and mortality and expense risks and how much are they?
The general administrative expense charge pays us for such expenses as financial, accounting, actuarial and legal expenses. The mortality portion of the mortality and expense risk charge pays us for the risk that Contract purchasers and participants may live for a longer period of time than we estimated. We would then be obligated to pay more income benefits than anticipated. We also bear the risk that the guaranteed death benefit we pay will be larger than the Account Balance. The expense risk portion of the mortality and expense risk charge is that our expenses in administering the Contracts will be greater than we estimated.
These charges do not reduce the number of accumulation units credited to you. These charges are calculated and paid every time we calculate the value of accumulation units. (See “How is an accumulation unit value calculated?” above.)
As a result of reduced administrative expenses associated with Enhanced Contracts, the sum of these charges on an annual basis (computed and payable each Valuation Period) will not exceed .95% of the average value of the assets in each investment division. Of this charge, we estimate that .20% is for administrative expenses and .75% is for mortality and expense risks.
For other Contracts, the sum of these charges on an annual basis (computed and payable each Valuation Period) will not exceed 1.5% of the average value of the assets in each investment division. Of this charge, we estimate that .75% is for administrative expenses and .75% is for mortality and expense risks.
Are there deductions for annuity taxes and when are they paid?
Some jurisdictions tax what is called “annuity considerations”. These may include purchase payments, account balances and death benefits. We currently do not deduct any monies from purchase payments, account balances or death benefits to pay these taxes. Our practice generally is to deduct money to pay annuity taxes only where you purchase an income annuity. We may deduct an amount to pay annuity taxes sometime in the future since the laws and the interpretation of the laws relating to annuities are subject to change.
A chart that shows the states where annuity taxes are charged and the amount of these taxes can be found at Appendix A.
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What is the early withdrawal charge (surrender charge)?
The following paragraphs describe how the early withdrawal charge is determined. The early withdrawal charge reimburses us for our costs in selling the Contracts. We may use any of our profits derived from mortality and expense risk charges to pay for any of our costs in selling the Contracts that exceed the revenues generated by the early withdrawal charge. However, we believe that our sales expenses may exceed revenues generated by the early withdrawal charge and, in such event, we will pay such excess out of our surplus.
The early withdrawal charge will be determined separately for each investment division from which a withdrawal is made. The early withdrawal charge is equal to that part of the amount used to make the withdrawal that is subject to the early withdrawal charge, multiplied by the applicable factor from Column I of the table below. After making the requested withdrawal, we will take the early withdrawal charge from your remaining Account Balance in that investment division.
However, the early withdrawal charge will be determined differently if your Account Balance in that investment division is not enough to pay both the requested withdrawal and the early withdrawal charge. Then we will withdraw from the investment division both any applicable annual Contract charges and any amounts exempt from the early withdrawal charge in that investment division divided by the applicable factor from Column II of the table below. We will then withdraw your remaining Account Balance in that investment division as the early withdrawal charge.
Your total early withdrawal charges will never exceed 8% of all your purchase payments applied to the investment divisions to the date of the withdrawal.
Full Uninterrupted Years of Maintenance of Account Balance at Withdrawal	Column I	Column II
Less than 3.07		1.07
At least 3 but less than 4.06		1.06
At least 4 but less than 3.05		1.05
At least 5 but less than 6.04		1.04
At least 6 but less than 7.02		1.02
7 or more	0.0	1.00
As a result of the reduced sales costs associated with Enhanced VestMet Contracts, no early withdrawal charges are deducted for withdrawals under those Contracts.
As of July 2, 2001, MetLife will waive any early withdrawal charge that would otherwise be payable on account of any contract withdrawal or transfer, either from the Fixed Interest Account or the Separate Account.
EXEMPTIONS FROM EARLY WITHDRAWAL CHARGES
Can you make withdrawals or transfers without early withdrawal charges?
Yes. There are several types of withdrawals that will not result in an early withdrawal charge to you. Tax penalties may still apply and the amount withdrawn may be subject to tax, see “Taxes”, pages VM-19-22. We may require proof satisfactory to us that any necessary conditions have been met.
The following describes the situations where we do not impose an early withdrawal charge:
1.	Transfers made among the investment divisions of the Separate Account or to the Fixed Interest Account.
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2.	Withdrawals after you have had an Account Balance for seven or more full uninterrupted years.
3.	A “free corridor” withdrawal: You can withdraw up to 10% of your Account Balance in one or more investment divisions without an early withdrawal charge if you have made no previous withdrawals from the Contract or transfers from the Fixed Interest Account during that calendar year.
4.	Ten Day “Free Look”: You may cancel your Contract within 10 days after you receive it by telling us in writing. We will then refund all of your purchase payments (however for IRA, SEP and Non- Qualified Contracts issued to you in New York, Illinois, Minnesota and Pennsylvania we will instead pay you your Account Balance and any sales charges). If you purchased your Contract by mail, you may have more time to return your Contract.
5.	You die before any income annuity payments have been made and we pay your beneficiary a death benefit.
6.	You purchase an income annuity from us.
7.	You are totally disabled (as defined by the Federal Social Security Act) and ask for a total withdrawal.
8.	For the PEDC Contract, if you have a hardship and the tax laws require a payment because of this hardship.
DEATH BENEFIT
What is the death benefit?
The death benefit is the greater of the value of your Account Balance or the total of all purchase payments you have made less any partial withdrawals.
When and to whom will the death benefit be paid?
The death benefit will not be paid until we receive proof of death and appropriate directions regarding the Account Balance. If we receive proof of death without any appropriate directions, we will take no action with regard to the Account Balance until we receive appropriate directions.
You name the beneficiary under the TSA, IRA, SEP and Non-Qualified Contracts. The death benefit is paid to your employer under the PEDC Contract and to the Keogh trustee under the Keogh Contracts.
The payee may take a lump sum cash payment or use the death benefit (less any applicable annuity taxes) to purchase an income plan from the options available under your Contract.
INCOME OPTIONS
Can MetLife provide you with an income guaranteed for life or offer a wide choice of other periods?
Yes. You may withdraw your total Account Balance and use that money (less any annuity taxes that must be paid) to purchase an income annuity.
You can receive income payments guaranteed for life on a monthly, quarterly, semiannual or annual basis. These payments may also be guaranteed for at least five years.
Other income annuities which provide payments for two lifetimes for a stated amount or a stated number of years are also available. No variable income annuity options are available. The amount of each payment under an income annuity must be at least $20. You may begin receiving income payments at any date that you choose after the Contract date if you tell us at least 30 days in advance.
All provisions relating to income annuities are subject to the limitations imposed by the Code.
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OTHER CONTRACT PROVISIONS
Can we cancel your contract?
Yes. If we do so for a Contract delivered in New York, we will return the full Account Balance for IRA, SEP or Non-Qualified Contracts. In all other cases, you will receive an amount equal to what you would have received if you had requested a total withdrawal of your Account Balance. Early withdrawal charges (surrender charges) may apply.
We will only cancel your Contract if we do not receive any purchase payments for you for 48 consecutive months and your Account Balance is less than $800. We will only do so to the extent allowed by law. If you have purchased a Non-Qualified Contract and you have not chosen a retirement date by the later of the tenth anniversary of the Contract or your 70th birthday, we may pay the Account Balance to you.
Are there special provisions that apply if you are a participant in a plan subject to ERISA?
Yes. If your plan is subject to ERISA (the Employee Retirement Income Security Act of 1974) and you are married, the income payments, withdrawal provisions and methods of payment of the death benefit under your Contract or Enhanced Contract may be subject to your spouse’s rights as described below.
Generally, the spouse must give qualified consent whenever you elect to:
a.	choose income payments other than on a qualified joint and survivor basis (“QJSA”) (one under which we make payments to you during your lifetime and then make payments reduced by no more than 50% to your spouse for his or her remaining life, if any); or choose to waive the qualified pre-retirement survivor annuity benefit (“QPSA”) (the benefit payable to the surviving spouse of a participant who dies with a vested interest in an accrued retirement benefit under the plan before payment of the benefit has begun);
b.	make certain withdrawals under plans for which a qualified consent is required;
c.	name someone other than the spouse as your beneficiary;
d.	use your accrued benefit as security for a loan.
Generally, there is no limit to the number of your elections as long as a qualified consent is given each time. The consent to waive the QJSA must be in writing which acknowledges the form of benefit selected, dated, signed by your spouse, witnessed by a notary public or plan representative and in a form satisfactory to us. The waiver of a QJSA generally must be executed during the 90-day period ending on the date on which income payments are to commence, or the withdrawal or the loan is to be made, as the case may be. If you die before benefits commence, your surviving spouse will be your beneficiary unless he or she has given a qualified consent otherwise. The qualified consent to waive the QPSA benefit and the beneficiary designation must be made in writing that acknowledges the designated beneficiary, dated, signed by your spouse, witnessed by a notary public or plan representative and in a form satisfactory to us. Generally, there is no limit to the number of beneficiary designations as long as a qualified consent accompanies each designation. The waiver of and the qualified consent for the QPSA benefit generally may not be given until the plan year in which you attain age 35. The waiver period for the QPSA ends on the date of your death.
If your benefit is worth $3,500 or less, a spousal qualified consent may not be required.
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When are your requests effective?
In general, your requests are effective when we receive them at our Designated Office unless otherwise provided by this Prospectus.
Will we confirm your transactions?
Yes. In general we will send you a confirmation statement indicating that a transaction recently took place. Certain transactions which are made on a periodic basis, such as “check-o-matic,” may be confirmed quarterly.
Can MetLife change the provisions of your Contract?
Yes. We have the right to make certain changes to your Contract, but only as permitted by law. We make changes when we think they would best serve the interest of all participants or would be appropriate in carrying out the purposes of the Contract. If the law requires, we will also get your approval and that of any appropriate regulatory authorities. Examples of the changes we may make include:
1.	To operate the Separate Account in any form permitted under the 1940 Act or in any other form permitted by law.
2.	To take any action necessary to comply with or obtain and continue any exemptions from the 1940 Act.
3.	To transfer any assets in an investment division to another investment division, or to one or more separate accounts, or to our general account, or to add, combine or remove investment divisions in the Separate Account.
4.	To substitute for the portfolio shares in any investment division, the shares of another class of the Metropolitan Fund or the shares of another investment company or any other investment permitted by law.
5.	To change the way we assess charges, but without increasing the aggregate amount charged to the Separate Account and any currently available portfolio in connection with the Contracts.
6.	To make any necessary technical changes in the Contracts in order to conform with any of the above-described actions.
If any changes result in a material change in the underlying investments of an investment division in which you have an amount allocated, we will notify you of the change. You may then make a new choice of investment divisions. For Contracts issued in Pennsylvania, we will ask your approval before any technical changes are made.
What are your voting rights regarding Portfolio shares?
In accordance with our view of the present applicable law, we will vote the shares of each of the Portfolios held by the Separate Account (which are deemed attributable to the Contracts) at regular and special meetings of the shareholders of the Portfolio based on instructions received from those having the voting interest in corresponding investment divisions of the Separate Account. However, if the 1940 Act or any rules thereunder should be amended or if the present interpretation thereof should change, and as a result we determine that we are permitted to vote the shares of the Portfolios in our own right, we may elect to do so.
Accordingly, you have voting interests under the Contracts. The number of shares held in each Separate Account investment division deemed attributable to you is determined by dividing the value of accumulation units attributable to you in that investment division, if any, by the net asset value of one share in the Portfolio in which the assets in that Separate Account investment division are invested.
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Fractional votes will be counted. The number of shares concerning which you have the right to give instructions will be determined as of the record date for the meeting.
Portfolio shares held in each registered separate account of MetLife or any affiliate that are or are not attributable to life insurance policies or annuity contracts (including the Contracts) and for which no timely instructions are received will be voted in the same proportion as the shares for which voting instructions are received by that separate account. Portfolio shares held in the general accounts or unregistered separate accounts of MetLife or its affiliates will be voted in the same proportion as the aggregate of (i) the shares for which voting instructions are received and (ii) the shares that are voted in proportion to such voting instructions. However, if we or an affiliate determine that we are permitted to vote any such shares, in our own right, we may elect to do so subject to the then current interpretation of the 1940 Act or any rules thereunder.
You will be entitled to give instructions regarding the votes attributable to your Contract in your sole discretion. Under the Keogh Contracts, participants may instruct you to give us instructions regarding shares deemed attributable to their contributions to the Contract. Under the Keogh Contract we will provide you with the number of copies of voting instruction soliciting materials that you request so that you may furnish such materials to participants who may give you voting instructions. Neither the Separate Account nor MetLife has any duty to inquire as to the instructions received or your authority to give instructions; thus, as far as the Separate Account, and any others having voting interests in respect of the Separate Account are concerned, such instructions are valid and effective.
You may give instructions regarding, among other things, the election of the board of directors, ratification of the election of independent auditors, and the approval of investment and sub-investment managers.
Can your voting instructions be disregarded?
Yes. MetLife may disregard voting instructions under the following circumstances: (1) to make or refrain from making any change in the investments or investment policies for any Portfolio if required by any insurance regulatory authority; (2) to refrain from making any change in the investment policies or any investment adviser or principal underwriter or any Portfolio which may be initiated by those having voting interests or a Fund’s board of directors, provided MetLife’s disapproval of the change is reasonable and, in the case of a change in investment policies or investment adviser, based on a good faith determination that such change would be contrary to state law or otherwise inappropriate in light of the portfolio’s objective and purposes; or (3) to enter into or refrain from entering into any advisory agreement or underwriting contract, if required by any insurance regulatory authority.
In the event that MetLife does disregard voting instructions, a summary of the action and the reasons for such action will be included in the next semiannual report.
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TAXES
How do federal income taxes affect your Contract?
Tax laws are complex, and are subject to frequent change as well as to judicial and administrative interpretation. The following is a general summary intended to point out what we believe to be some general rules and principles, and not to give specific tax or legal advice. Failure to comply with the law may result in significant penalties. For details or for advice on how, the law applies to your individual circumstances, consult your tax advisor or attorney. You may also get information from the Internal Revenue Service.
In the opinion of our attorneys, the Separate Account and its operations will be treated as part of MetLife, and not taxed separately. We are taxed as a life insurance company. Thus, although the Contracts allow us to charge the Separate Account with any taxes or reserves for taxes attributable to it, we do not expect that under current law we will do so.
All contributions under the Contracts, other than contributions under Non-Qualified Contracts and non-deductible contributions under IRA contracts and certain other qualified contracts, will be contributed on a “before tax” basis. This means that the purchase payments either reduce your income, entitle you to a tax deduction or are not subject to current income tax. Because of this, federal income taxes are payable on the full amount of money you withdraw as well as on income earned under the Contract.
Non-Qualified Contracts are issued on an “after tax basis” so that making purchase payments does not reduce the taxes you pay. Income earned under the Contracts is normally not taxed until withdrawn, if you, as the owner, are an individual. Thus, that portion of any withdrawal that represents income is taxed when you receive it, but that portion that represents purchase payments is not, to the extent previously taxed.
The IRA Contracts, and under some circumstances certain other Contracts, accept both purchase payments that entitle you or the owner to a current tax deduction or to an exclusion from income and those that do not. Taxation of withdrawals depends on whether or not you or the owner were entitled to deduct or exclude the purchase payment from income in compliance with the Code.
The taxable portion of a distribution from a Keogh or TSA Contract to the participant or the participant’s spouse (if she/he is the beneficiary) that is an eligible rollover distribution is subject to 20% mandatory federal income tax withholding unless the participant directs the trustee, insurer or custodian of the plan to transfer all or any portion of his/her taxable interest in such plan to the trustee, insurer or custodian of (1) an IRA; (2) a Keogh plan, if the distribution is from a Keogh Contract or a 403(a) annuity plan; (3) a 403(a) annuity plan, if the distribution is from a Keogh Contract or a 403(a) annuity contract; or (4) a TSA, if the distribution is from a TSA Contract. An eligible rollover distribution is the taxable portion of any distribution from a Keogh Contract or TSA Contract, except the following: (a) a series of substantially equal periodic payments over the life (or life expectancy) of the participant; (b) a series of substantially equal periodic payments over the lives (or joint life expectancies) of the participant and his/her beneficiary; (c) a series of substantially equal periodic payments over a specified period of at least ten years; (d) a minimum distribution required to commence when a participant reaches age 70 1⁄2 or the minimum amount to be paid after the participant’s death; (e) refunds of excess contributions to the plan described in Section 401(k) of the Code for corporations and unincorporated businesses; (f) loans treated as distributions under the Code; (g) the cost of life insurance coverage which is includible in the gross income of the plan participant; and (h) any other taxable distributions from any of these plans which are not eligible “rollover” distributions.
All taxable distributions from Keogh and TSA Contracts that are not eligible rollover distributions and all taxable distributions from IRA, SEP and Non-Qualified Contracts will be subject to federal income tax withholding unless
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the payee elects to have no withholding, The rate of withholding is as determined by the Code at the time of payment. All taxable distributions from the PEDC Contract will be subject to the same federal income tax withholding as regular wages.
Each type of Contract is subject to various tax limitations. Typically, except for the Non-Qualified Contracts, the maximum amount of purchase payment is limited under federal tax law and there are limitations on how long money can be left under the Contracts before withdrawals must begin. A 10% tax penalty applies to certain taxable withdrawals from the Contract (or in some cases from the plan or arrangement that purchased the Contract) before you are age 59 1⁄2. Certain withdrawals from the TSA Contracts are entirely prohibited before age 59 1⁄2. If a combination of certain payments to you from certain tax favored plans (which includes §403(b) arrangements, IRAs and tax qualified pension and profit sharing plans) exceeds the greater of (1) $150,000, or (2) $112,500 a year as indexed for inflation ($150,000 for 1995), a penalty tax of 15% (reduced by the 10% tax penalty for premature distributions, if applicable) is imposed on the excess. The rules as to what payments are subject to this provision are complex. The following paragraphs will briefly summarize some of the tax rules on a Contract-by-Contract basis, but will make no attempt to mention or explain every single rule that may be relevant to you. We are not responsible for determining if your plan or arrangement satisfies the requirements of the Code.
TSA Contracts. These fall under §403(b) of the Code that provides certain tax benefits to employees of public school systems and organizations that are tax exempt under §501(c)(3) of the Code.
Your employer buys the Contract for you although you then own it. The Code limits the amount of purchase payments that can be made. Purchase payments over this amount are subject to adverse tax consequences. Special rules apply to the withdrawal of excess contributions. Withdrawals before age 59 1⁄2 are prohibited except for (a) amounts contributed to or earned under your §403(b) arrangement before January 1, 1989 that were either paid into or earned under the Contract or later transferred to it in a manner satisfying applicable Code requirements (withdrawals are deemed to come first from pre-1989 money that is not subject to these restrictions, until all of such money is withdrawn); (b) tax-free transfers to other §403(b) funding vehicles or any other withdrawals that are not “distributions” under the Code; (c) amounts that are not attributable to salary reduction elective deferral contributions (i.e., generally amounts not attributable to your pre-tax contributions and their earnings); (d) after you die, separate from service or become disabled (as defined in the Code); (e) in the case of financial hardship (as defined in the Code) but only your purchase payments may be withdrawn for hardship, not earnings; or (f) under any other circumstances as the Code allows. Special withdrawal restrictions under Section 403(b)(7)(A)(ii) of the Code apply to amounts that had once been invested in mutual funds under custodial arrangements even after such amounts are transferred to a Contract.
Withdrawals (other than tax-free transfers) that are allowed before you are age 59 1⁄2 are subject to an additional 10% tax penalty on the taxable portion of the withdrawal. This penalty does not apply to withdrawals (1) paid to a beneficiary or your estate after your death; (2) due to your permanent disability (as defined in the penalty section of the Code); (3) made in substantially equal payments (not less frequently than annually) over the life or 1ife expectancy of you or you and another person named by you where such payments begin after separation from service; (4) made to you after you separate from service with your employer after age 55; (5) made to you on account of deductible medical expenses (whether or not you actually itemize deductions); (6) made to an “alternate payee” under a “qualified domestic relations order” (normally a spouse or ex-spouse); (7) of excess matching employer contributions made to eliminate discrimination under the Code; or (8) timely made to reduce an elective deferral as allowed by the Code.
Withdrawals may be transferred to another §403(b) funding vehicle or (for eligible rollover distributions) to an IRA without federal tax consequences if Code requirements are met. Your Contract is not forfeitable and you may not transfer it. Your entire interest in the Contract must be withdrawn or begun to be withdrawn generally by April 1 of
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the calendar year following the year in which you reach age 70 1⁄2 and a tax penalty of 50% applies to withdrawals which should have been made but were not. Complex rules apply to the timing and calculation of these withdrawals. Other complex rules apply to how rapidly withdrawals must be made after your death. Generally, if you die before the required withdrawals have begun, we must make payment of your entire interest in the Contract within five years of the year in which you died or begin payments under an income annuity allowed by the Code to your beneficiary over his or her life or over a period not beyond your beneficiary’s life expectancy starting by the December 31 following the year in which you die. If your spouse is your beneficiary, payments may be made over your spouse’s life or over a period not beyond your spouse’s life expectancy starting by the December 31 of the year in which you would have reached age 70 1⁄2, if later. If you die after the required withdrawals have begun, payments must continue to be made at least as rapidly as under the method of distribution that was used as of the date of your death. If your Contract is subject to the Retirement Equity Act, your spouse has certain rights which may be waived with the written consent of your spouse. The IRS allows you to aggregate the amount required to be withdrawn from each TSA contract you own and to withdraw this amount in total from any one or more of the TSA contracts you own.
IRA Contracts. Annual contributions to all IRAs may not exceed the lesser of $2,000 or 1000/4 of your “compensation” as defined by the Code, except “spousal IRAs” discussed below. No contributions are allowed during or after the tax year in which you attain age 70 1⁄2. Contributions other than those allowed are subject to a 6% excess contribution tax penalty. Special rules apply to withdrawals of excess contributions. These dollar and age limits do not apply to tax-free “rollovers” or transfers from other IRAs or from other tax-favored plans that the Code allows.
Annual contributions are deductible if you are not covered by another retirement plan (but you are considered to be covered if your spouse is covered unless you lived apart for the entire taxable year and file separate returns). If you are covered by another retirement plan, annual contributions are fully deductible if your adjusted gross income is $25,000 or less ($40,000 for married couples filing jointly, never fully deductible for a married person filing separately), not deductible if your adjusted gross income is over $35,000 ($50,000 for married couples filing jointly, $10,000 for a married person filing separately) and partially deductible if your adjusted gross income falls between these amounts. If you have a non-working spouse or file a joint return and elect to treat your spouse as having no compensation, you may make annual IRA contributions of up to $2,250 (but not above your “compensation”) to two IRAs, one in your name and one in your spouse’s. Neither can exceed $2,000.
Withdrawals (other than tax-free transfers or “rollovers” to other IRAs) before age 59 1⁄2 are subject to a 10% tax penalty. This penalty does not apply to withdrawals (1) paid to a beneficiary or your estate after your death; (2) due to your permanent disability (as defined in the Code); or (3) made in substantially equal payments (not less frequently than annually) over the life or life expectancy of you or you and another person named by you as your beneficiary.
If you made both deductible and non-deductible contributions, a partial withdrawal will be treated as a pro rata withdrawal of both, based on all of your IRAs (not just the IRA Contracts). The portion of the withdrawal attributable to non-deductible contributions (but not the earnings on them) is not taxable, and the 10% tax penalty does not apply. You must keep track of which contributions were deductible and which weren’t, and make annual reports to the IRS if non-deductible contributions were made.
Withdrawals may be transferred to another IRA without federal tax consequences if Code requirements are met. Your Contract is not forfeitable and you may not transfer it. Your entire interest in the Contract must be withdrawn or begun to be withdrawn by the April 1 following the year in which you reach age 70 1⁄2 or generally must be withdrawn within five years of the date of your death under rules similar to those described above for TSAs.
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SEP Contracts. Partners and sole proprietors may make purchase payments under SEPs for themselves and their employees, and corporations may make purchase payments under SEPs for their employees. Complex rules apply to which employees or other persons must be allowed to participate, and what contributions may be made for each of them. Once a contribution is made, you (not the employer) have all rights to it. Once contributions are made (under these SEP rules), your SEP generally operates as if it were an IRA purchased by you under the IRA rules discussed above.
Keogh Contracts. Pension and profit-sharing plans satisfying certain Code provisions are considered to be “Keogh” plans. Complex rules apply to the establishment and operation of such plans, including the amounts that may be contributed under them. Excess contributions are subject to a 10% penalty. Special rules apply to the withdrawal of excess contributions.
Withdrawals before age 59 1⁄2 are subject to a 10% tax penalty (this does not apply to the return of any non-deductible purchase payments). This penalty does not apply to withdrawals (1) paid to a beneficiary or your estate after your death; (2) due to your permanent disability (as defined in the Code); (3) made in substantially equal payments (not less frequently than annually) over the life or life expectancy of you or you and another person named by you where such payments begin after separation from service; (4) made to you after you separate from service from your employer after age 55; or (5) made to you on account of deductible medical expenses (whether or not you actually itemize deductions).
Your entire interest in the Contract must be withdrawn or begun to be withdrawn beginning no later than the April 1 of the calendar year following the year in which you reach age 70 1⁄2 or generally must be withdrawn within five years of the date of your death under rules similar to those described above for TSAs.
If your benefit under the Keogh plan is worth more than $3,500, the Code requires that your income annuity protect your spouse if you die before you receive any payments under the annuity or if you die while payments are being made. You may waive these requirements with the written consent of your spouse. Waiving these requirements could cause your monthly benefit to increase during your lifetime.
PEDC Contract. PEDC plans are available to State or local governments and certain tax-exempt organizations as·described in §457 of the Code. These plans, which must meet the requirements of §457 (b), provide certain tax deferral benefits to employees and independent contractors. The plans are not available to churches and qualified church-controlled organizations. Plan benefit deferrals, contributions and all income attributable to such amounts are (until made available to the participant or other beneficiary) solely the property of the employer, subject to the claims of the employer’s general creditors.
The compensation amounts that may be deferred under a PEDC plan may not exceed certain deferral limits established under the federal tax law. In addition, contributions to other plans may reduce the deferral limit even further.
Under the plan, amounts will not be made available to participants or beneficiaries until the earliest of (1) the calendar year in which the participant reaches age 70 1⁄2; (2) when the participant separates from service with the employer; or (3) when the participant is faced with an unforeseeable emergency as described in the income tax regulations.
Withdrawals must conform to the complex minimum distribution requirements of the Code, including the requirements that distributions must generally begin not later than April 1 of the calendar year following the year in which the participant attains age 70 1⁄2. Although the minimum distribution rules are similar to the rules
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summarized above for TSA, there are some differences. For example, for PEDC plans, any distribution payable over a period of more than one year can only be made in substantially non-increasing amounts.
Special rules apply to certain non-governmental PEDC plans deferring compensation from taxable years beginning before January 1, 1987 (or beginning later but based on an agreement in writing on August 16, 1986 and which then provided for deferral of fixed amounts or amounts determined by a fixed formula).
Non-Qualified Contracts. No limits apply under the Code to the amount of purchase payments that you may make. Tax on income earned under the Contracts is deferred until it is withdrawn only if you as the owner of the Contract are an individual (or under certain other circumstances specified by the Code). The following discussion assumes that this is the case.
Any withdrawal is normally treated as coming first from earnings (and thus subject to tax) and next from your contributions (and thus not subject to tax to the extent previously taxed) only after all earnings are paid out. This rule does not apply to payments made under income annuities, however. Such payments are subject to an “exclusion ratio” which determines how much of each payment is a non-taxable return of your contributions and how much is a taxable payment of earnings. Once the total amount treated as a return of your contributions equals the amount of such contributions, all remaining payments are fully taxable. If you die before all contributions are returned, the unreturned amount is a deduction on your final income tax return or a deduction to your beneficiary if payments continue after your death. We will tell the purchaser of an income annuity what your contributions were and how much of each income payment is a non-taxable return of contributions.
Withdrawals (other than tax-free exchanges to other Non-Qualified contracts) before you are age 59 1⁄2 are subject to a 10% tax penalty. This penalty does not apply to withdrawals (1) paid to a beneficiary or your estate after your death; (2) due to your permanent disability (as defined in the Code); or (3) made in substantially equal payments (not less frequently than annually) over the life or life expectancy of you or you and another person named by you.
Your Non-Qualified Contract may be exchanged for another Non-Qualified contract without federal tax consequences if Code requirements are met. Withdrawals need not be made by a particular age. If you die before payment of your entire interest in the Contract under an income annuity begins, we must make payment of your entire interest within five years of the year in which you die or begin payments under an income annuity allowed by the Code to your beneficiary within one year of your death. If your spouse is your beneficiary or a co-owner of the Non-Qualified Contract, this rule does not apply. If you die after income payments begin, payments must continue to be made at least as rapidly as before your death in accordance with the income type selected.
The tax law treats all non-qualified contracts issued after October 21, 1988 by the same company (or its affiliates) to the same owner during any one calendar year as one annuity contract. This may result in more income being taxed to you on withdrawals from the Contract than would otherwise be the case.
Although the law is not clear, the aggregation rule may also adversely affect the tax treatment of payments received under an income annuity where the owner has purchased more than one non-qualified annuity during the same calendar year from the same or an affiliated company after October 21, 1988, and is not receiving income payments from all annuities at the same time.
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OTHER INFORMATION
Withdrawals
We will normally pay withdrawal proceeds within seven days after receipt of a request for a withdrawal at your Administrative Office, but we may delay payment as permitted by law, under certain circumstances. We reserve the right to defer payment for a partial withdrawal, withdrawal or transfer from the Fixed Account for the period permitted by law, but for not more than six months.
Distribution of the Contracts
MetLife Investors Distribution Company (“MLIDC”) is the principal underwriter and distributor of the securities offered through this Prospectus. MLIDC, which is our affiliate, also acts as the principal underwriter and distributor of some of the other variable annuity contracts and variable life insurance policies we and our affiliated companies issue. We reimburse MLIDC for expenses MLIDC incurs in distributing the Contracts (e.g., commissions payable to the retail broker-dealers who sell the Contracts.) MLIDC does not retain any fees under the Contracts.
MLIDC’s principal executive offices are located at 200 Park Avenue, New York, New York 10166. MLIDC is registered as a broker-dealer with the SEC under the Securities Exchange Act of 1934 as amended (the “Exchange Act”), as well as the securities commissions in the states in which it operates, and is a member of the Financial Industry Regulatory Authority (“FINRA”). FINRA provides background information about broker-dealers and their registered representatives through FINRA BrokerCheck. You may contact the FINRA BrokerCheck Hotline at 1-800-289-9999, or log on to www.finra.org. An investor brochure that includes information describing FINRA BrokerCheck is available through the Hotline or on-line.
MLIDC and in certain cases, we, have entered into selling agreements with unaffiliated broker-dealers who are registered with the SEC under the Exchange Act and are members of FINRA. We no longer offer the Contracts to new purchasers, but continue to accept purchase payments from existing Contract owners.
There is no front-end sales load deducted from purchase payments to pay sales commissions. Distribution costs are recovered through the charges and deductions under the Contracts.
MLIDC pays compensation based upon a ‘gross dealer concession’ model. With respect to the Contracts, the maximum gross dealer concession ranges from 0.00% to 7.15% (depending on class purchased) of each purchase payment each year the Contract is in force and, starting in the second Contract year, ranges from 0.00% to 1.00% (depending on the class purchased) of the Account Balance each year that the Contract is in force for servicing the Contract. Gross dealer concession may also be credited when the Contract is annuitized. The amount of gross dealer concession credited upon annuitization depends on several factors, including the number of years the Contract has been in force.
Broker-dealers pay their sales representatives all or a portion of the commissions received for their sales of the Contracts. Some firms may retain a portion of commissions. The amount that the broker-dealer passes on to its sales representatives is determined in accordance with its internal compensation programs. Those programs may also include other types of cash and non-cash compensation and other benefits. Sales representatives of these selling firms may also receive non-cash compensation pursuant to their firm’s guidelines, directly from us or the Distributor. An unaffiliated broker-dealer or sales representatives of an unaffiliated broker-dealer may receive different compensation for selling one product over another and/or may be inclined to favor one product provider over another product provider due to differing compensation rates. Ask your sales representative from the
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unaffiliated broker-dealer for further information about what your sales representative and the broker-dealer for which he or she works may receive in connection with your purchase of a Contract.
Contract Modification
We reserve the right to modify the Contract to keep it qualified under all related law and regulations that are in effect during the term of this Contract. We will obtain the approval of any regulatory authority needed for the modifications.
Third Party Requests
Generally, we only accept requests for transactions or information from you. We reserve the right not to accept or to process transactions requested on your behalf by third parties. This includes processing transactions by an agent you designate, through a power of attorney or other authorization, who has the ability to control the amount and timing of transfers for a number of other Contract owners, and who simultaneously makes the same request or series of requests on behalf of other Contract owners.
Postponement of Payment (the “Emergency Procedure”)
Payment of any benefit or determination of values may be postponed whenever: (1) the NYSE is closed; (2) when trading on the NYSE is restricted; (3) when an emergency exists as determined by the Commission so that disposal of the securities held in the Underlying Funds is not reasonably practicable or it is not reasonably practicable to determine the value of a Portfolio’s net assets; or (4) during any other period when the SEC, by order, so permits for the protection of Contract owners. This Emergency Procedure will supersede any provision of the Contract that specifies a date on which purchase payments and transactions are effective. At any time, payments from the Fixed Account may also be delayed.
Restrictions on Financial Transactions
Federal laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require us to block a Contract owner’s ability to make certain transactions and thereby refuse to accept any request for transfers, withdrawals, surrenders, or death benefits, until instructions are received from the appropriate regulator. We may also be required to provide additional information about you and your Contract to government regulators.
Legal Proceedings
In the ordinary course of business, the Company, similar to other life insurance companies, is involved in lawsuits (including class action lawsuits), arbitrations and other legal proceedings. Also, from time to time, state and federal regulators or other officials conduct formal and informal examinations or undertake other actions dealing with various aspects of the financial services and insurance industries. In some legal proceedings involving insurers, substantial damages have been sought and/or material settlement payments have been made.
It is not possible to predict with certainty the ultimate outcome of any pending legal proceeding or regulatory action. However, the Company does not believe any such action or proceeding will have a material adverse effect upon the Separate Account or upon the ability of MLIDC to perform its contract with the Separate Account or of the Company to meet its obligations under the Contracts.
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Other Matters
The novel coronavirus COVID-19 pandemic is causing illnesses and deaths. This pandemic, other pandemics, and their related major public health issues are having a major impact on the global economy and financial markets. Governmental and non-governmental organizations may not effectively combat the spread and severity of such a pandemic, increasing its harm to the Company. Any of these events could materially adversely affect the Company’s operations, business, financial results, or financial condition.
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APPENDIX A: PORTFOLIO COMPANIES AVAILABLE UNDER THE CONTRACT
The following is a list of Portfolio Companies available under the Contract. More information about the Portfolio Companies is available in the prospectuses for the Portfolio Companies, which may be amended from time to time and can be found online at dfinview.com/metlife/tahd/MET000205. You can also request this information at no cost by calling 800-638-7732, by sending an email request to RCG@metlife.com, or through your registered representative. The current expenses and performance information below reflects fees and expenses of the Portfolio Companies, but do not reflect the other fees and expenses that your Contract may charge. Expenses would be higher and performance would be lower if these other charges were included. Each Portfolio’s past performance is not necessarily an indication of future performance.
INVESTMENT OBJECTIVE	PORTFOLIO AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/2020)
			1 YEAR	5 YEAR	10 YEAR
Seeks a competitive total return primarily from investing in fixed-income securities.	BlackRock Bond Income Portfolio - Class A Brighthouse Investment Advisers, LLC Subadviser: BlackRock Advisors, LLC	0.39%	8.60%	4.99%	4.57%
Seeks a high level of current income consistent with preservation of capital.	BlackRock Ultra-Short Term Bond Portfolio* - Class A Brighthouse Investment Advisers, LLC Subadviser: BlackRock Advisors, LLC	0.36%	0.43%	1.12%	0.56%
Seeks long-term capital appreciation with some current income.	Brighthouse/Wellington Balanced Portfolio - Class A Brighthouse Investment Advisers, LLC Subadviser: Wellington Management Company LLP	0.53%	17.72%	11.41%	10.60%
Seeks long-term capital appreciation.	Brighthouse/Wellington Large Cap Research Portfolio* - Class A Brighthouse Investment Advisers, LLC Subadviser: Wellington Management Company LLP	0.55%	22.27%	14.95%	13.87%
Seeks maximum capital appreciation.	Frontier Mid Cap Growth Portfolio* - Class A Brighthouse Investment Advisers, LLC Subadviser: Frontier Capital Management Company, LLC	0.73%	31.70%	16.91%	13.57%
Seeks to track the performance of the Standard & Poor’s 500® Composite Stock Price Index.	MetLife Stock Index Portfolio* - Class A Brighthouse Investment Advisers, LLC Subadviser: MetLife Investment Advisors, LLC	0.27%	18.10%	14.93%	13.60%
*	The Portfolio is subject to an expense reimbursement or fee waiver arrangement. The annual expenses shown reflect temporary fee reductions.
A-1

APPENDIX B
PREMIUM TAX
Premium tax rates are subject to change. At present the Company pays premium taxes in the following jurisdictions at the rates shown.
Jurisdiction	Contracts Used With Tax Qualified Retirement Plans	All Other Contracts
California	0.50%*	2.35%
Florida(1)	1.00%	1.00%
Maine(2)	—	2.00%
Nevada	—	3.50%
Puerto Rico(3)	1.00%	1.00%
South Dakota(4)	—	1.25%
Wyoming	—	1.00%
* Contracts sold to §408(a) IRA Trusts are taxed at 2.35%.
See “Premium Tax Charges” in the prospectus for more information about how premium taxes affect the Contracts.
(1)	Annuity purchase payments are exempt from taxation provided that the tax savings are passed back to the Contract Owners. Otherwise, they are taxable at 1.0%.
(2)	Special rate of 1% applies for certified Long Term Care and qualified group disability Contracts.
(3)	The Company will not deduct premium taxes paid by us to Puerto Rico from purchase payments, Contract Value, withdrawals, death benefits or income payments.
(4)	Special rate applies for large case annuity Contracts. Rate is 0.08% for that portion of the annuity considerations received on a contract exceeding $500,000 annually. Special rate on large case Contracts is not subject to retaliation.
B-1

This prospectus incorporates by reference all of the information contained in the Statement of Additional Information (“SAI”), which is legally part of this prospectus.
The SAI includes additional information about the Contracts and the Separate Account. To view and download the SAI, please visit our website dfinview.com/metlife/tahd/MET000205. To request a free copy of the SAI or to ask questions, email RCG@metlife.com or write or call:
Metropolitan Life Insurance Company
Attn: Fulfillment Unit
PO Box 10342
Des Moines, IA 50306-0342
1-800-842-9406
Reports and other information about the Separate Account are available on the Commission’s website at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.
Edgar ID: C000003505

April 30, 2021
Preference Plus® Account Variable Annuity Contracts (APPA)
Issued by Metropolitan Life Separate Account E of Metropolitan Life Insurance Company (“MetLife”)
This Prospectus describes individual and group Preference Plus Account Contracts for deferred variable annuities (“Deferred Annuities”) and Preference Plus immediate variable income annuities (“Income Annuities”) (the Deferred Annuities and Income Annuities are also referred to herein as "the Contract"). We no longer offer the Deferred Annuities and Income Annuities. However, MetLife will continue to accept additional purchase payments under limited circumstances.

You decide how to allocate your money among the various available investment choices. The investment choices available to You are listed in the Contract for your Deferred Annuity or Income Annuity. Your choices may include the Fixed Interest Account/Fixed Income Option and Divisions (Divisions may be referred to as “Investment Divisions” in the Contract and marketing materials) available through Metropolitan Life Separate Account E which, in turn, invest in the Portfolios described in Appendix A. For convenience, the portfolios and the funds are referred to as Portfolios in this Prospectus.
How to learn more:
Before investing, read this Prospectus. The Prospectus contains information about the Contracts and Metropolitan Life Separate Account E which You should know before investing. Keep this Prospectus for future reference.
Additional information about certain investment products, including variable annuities has been prepared by the Securities and Exchange Commission’s staff and is available at Investor.gov.
Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation otherwise is a criminal offense. Interests in the Separate Account and the Fixed Account are not deposits or obligations of, or insured or guaranteed by, the U.S. Government, and bank, or other depository institution including the Federal Deposit Insurance Corporation (“FDIC”), the Federal Reserve Board or any other agency or entity or person.
The Contracts are not intended to be offered anywhere that they may not lawfully be offered and sold. MetLife has not authorized any information or representations about the Deferred Annuities other than the information in this Prospectus, supplements to the Prospectus or any supplemental sales material we authorize.
The date of this prospectus is April 30, 2021
IMPORTANT INFORMATION
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a Portfolio’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from us. Instead, the shareholder reports will be made available on dfinview.com/metlife/tahd/MET000200, and you will be notified by mail each time a shareholder report is posted and provided with a website link to access the shareholder report.
If you already elected to receive your shareholder report electronically, you will not be affected by this change, and you need not take any action. You may elect to receive shareholder reports and other communications electronically, including Portfolio prospectuses and other information we send you by contacting your Administrative Office at 1-800-638-7732.
If you wish to continue to receive shareholder reports in paper on and after January 1, 2021, we will continue to send you all future reports in paper, free of charge. Please contact us at your Administrative Office at 1-800-638-7732 if you wish to continue receiving paper copies of the Portfolios’ shareholder reports. Your election to receive shareholder reports in paper will apply to all Portfolios available under your Policy.
If you are a new investor in the Contract, you may cancel your Contract within 10 days of receiving it without paying fees or penalties. In some states, this cancellation period may be longer. Upon cancellation, you will receive either a full refund of the amount you paid with your application or your total Contract value. You should review this prospectus, or consult with your investment professional, for additional information about the specific cancellation terms that apply.

2
3

IMPORTANT TERMS YOU SHOULD KNOW
Account Value — When You purchase a Deferred Annuity, an account is set up for You. Your Account Value is the total amount of money credited to You under your Deferred Annuity including money in the Divisions of the Separate Account and the Fixed Interest Account.
Accumulation Unit Value — With a Deferred Annuity, money paid-in or transferred into a Division of the Separate Account is credited to You in the form of Accumulation Units. Accumulation Units are established for each Division. We determine the value of these Accumulation Units as of the close of the Exchange each day the Exchange is open for regular trading. The Exchange usually closes at 4 p.m. Eastern Time but may close earlier or later. The values increase or decrease based on the investment performance of the corresponding underlying Portfolios.
Administrative Office  —  The Administrative Office is the MetLife office that will generally handle the administration of all your requests concerning your Deferred Annuity or Income Annuity. Your quarterly statement, payment statement and/or check stub will indicate the address of your Administrative Office. The telephone number to call to initiate a request is 1-800-638-7732.
Annuitant – The natural person whose life is the measure for determining the duration and the dollar amount of income payments, sometimes referred to as the measuring life.
Annuity Unit Value  —  With an Income Annuity or variable pay-out option, the money paid-in or reallocated into a Division of the Separate Account is held in the form of Annuity Units. Annuity Units are established for each Division. We determine the value of these Annuity Units as of the close of the Exchange each day the Exchange is open for regular trading. The Exchange usually closes at 4 p.m. Eastern Time but may close earlier or later. The values increase or decrease based on the investment performance of the corresponding underlying Portfolios.
Assumed Investment Return (AIR) — Under an Income Annuity or variable pay-out option, the AIR is the assumed percentage rate of return used to determine the amount of the first variable income payment. The AIR is also the benchmark that is used to calculate the investment performance of a given Division to determine all subsequent payments to You.
Beneficiary – the person who receives a benefit, including continuing payments or a lump sum payment, if the Annuitant dies.
Contract  — A Contract is the legal agreement between You and MetLife or between MetLife and the employer, plan trustee or other entity, or the certificate issued to You under a group annuity Contract. This document contains relevant provisions of your Deferred Annuity or Income Annuity. MetLife issues Contracts for each of the annuities described in this Prospectus.
Contract Year — Generally, the Contract Year for a Deferred Annuity is the period ending on the last day of the month in which the anniversary of when we issued the annuity occurs and each following 12-month period.
Divisions — Divisions are subdivisions of the Separate Account. When You allocate a purchase payment, transfer money or make reallocations of your income payment to a Division, the Division purchases shares of a Portfolio (with the same name) within Brighthouse Trust I, Brighthouse Trust II or American Funds®.
Early Withdrawal Charge — The Early Withdrawal Charge is an amount we deduct from your Account Value if You withdraw money prematurely from a Deferred Annuity. This charge is often referred to as a deferred sales load or back-end sales load.
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Exchange  — In this Prospectus, the New York Stock Exchange is referred to as the “Exchange.”
Free Look — You may cancel your Contract within a certain time period. This is known as a “free look.” We must receive your request to cancel in writing by the appropriate day in your state, which varies from state to state. The time period may also vary depending on your age and whether You purchased your Contract from us directly, through the mail or with money from another annuity or life insurance policy. Depending on state law, we may refund (i) all of your purchase payments (and any interest credited by the Fixed Account, if applicable) or (ii) your Account Value as of the date your refund request is received at your Administrative Office in Good Order (this means you bear the risk of any decline in the value of your Contract due to the performance of the Divisions during the Free Look period).
Good Order — A request or transaction generally is considered in “Good Order” if it complies with our administrative procedures, and the required information is complete and accurate. A request or transaction may be rejected or delayed if not in Good Order. Good Order generally means the actual receipt by us of the instructions relating to the requested transaction in writing (or, when permitted, by telephone) along with all forms, information and supporting legal documentation necessary to effect the transaction. This information and documentation generally includes to the extent applicable to the transaction: your completed application; your Contract number; the transaction amount (in dollars or percentage terms); the names and allocations to and/or from the Divisions affected by the requested transaction; the signatures of all Contract Owners (exactly as indicated on the Contract), if necessary; Social Security Number or Tax I.D.; and any other information or supporting documentation that we may require, including any spousal or Joint Owner’s consents. With respect to purchase payments, Good Order also generally includes receipt by us of sufficient funds to effect the purchase. We may, in our sole discretion, determine whether any particular transaction request is in Good Order, and we reserve the right to change or waive any Good Order requirement at any time. If You have any questions, You should contact us or your sales representative (where applicable) before submitting the form or request.
MetLife  — MetLife is Metropolitan Life Insurance Company, which is the company that issues the Deferred Annuities and Income Annuities. Throughout this Prospectus, MetLife is also referred to as “we,” “us” or “our.”
Separate Account — Metropolitan Life Separate Account E (“Separate Account”) is an investment account. All assets contributed to Divisions under the Deferred Annuities and Income Annuities are pooled in the Separate Account and maintained for the benefit of investors in Deferred Annuities and Income Annuities.
Variable Annuity — An annuity in which returns/income payments are based upon the performance of investments such as stocks and bonds held by one or more underlying Portfolios. You assume the investment risk for any amounts allocated to the Divisions in a Variable Annuity.
You  — In this Prospectus, depending on the context, “You” may mean either the purchaser of the Deferred Annuity or Income Annuity, the annuitant under an Income Annuity or the participant or annuitant under certain group arrangements.
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KEY INFORMATION
Important Information You Should Consider About The Contract
	FEES AND EXPENSES			LOCATION IN PROSPECTUS
Charges Early Withdrawal	A Withdrawal Charge of up to 7.00% may be assessed on any such premium payment paid less than 8 years before the date of the withdrawal.
	For example, if you purchase a the Contract for $100,000 and surrender your Contract during the first year, You will pay a Withdrawal Charge of up to $7,000.			“Deferred Annuities – Early Withdrawal Charges”
Transaction Charges	In addition to surrender charges, you also may be charged for other transactions. Although we do not currently charge a fee for transfers of cash value among Divisions or between the Divisions and the Fixed Account, We reserve the right to impose a transfer fee of $25.
	There is a one-time Contract Fee of $350 for Income Annuities. We do not charge this fee if You elect a pay-out option under your Deferred Annuity and You have owned your Deferred Annuity for more than two years. We are currently waiving this charge.			“Charges – Transfer Fee”
Ongoing Fees and Expenses (annual charges)	The table below describes the fees and expenses that you may pay each year, depending on the options you choose. Please refer to your Contract specifications page for information about the specific fees you will pay each year based on the options you have elected.			Information about Fees
	Annual Fee	Minimum	Maximum
	Base Contract	1.25%(1)	1.25% (1)
	Investment options (Portfolio fees and expenses)	0.28%(2)	1.04% (2)
(1) As a percentage of your Account Balance in the Separate Account.(2) As a percentage of average daily net assets of the Portfolio.
For the Non-Qualified, Traditional IRA, Roth IRA and SEP Deferred Annuities, You pay a $20 annual fee from the Fixed Interest Account at the end of each Contract Year if your Account Value is less than $20,000 and You are not enrolled in the check-o-matic or automatic payroll deduction programs. For the SIMPLE IRA Deferred Annuity, You pay a $20 annual fee from the Fixed Interest Account at the end of each Contract Year if your Account Balance is less than $20,000 and You do not make a purchase payment during the Contract Year.
	Because your Contract is customizable, the choices you make affect how much you will pay. To help understand the cost of owning your Contract, the following table shows the lowest and highest cost you could pay each year, based on current charges. This estimate assumes that you do not take withdrawals from the Contract, which could add surrender charges that substantially increase costs.			Information about Fees
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	RISKS		LOCATION IN PROSPECTUS
	Lowest Annual Cost:	Highest Annual Cost:
	$1,429	$2,068
• Assumes:
• Investment of $100,000
• 5% annual appreciation
• Least expensive combination of Contract classes and Portfolio fees and expenses
• No optional benefits
• No sales charges
• No additional purchase payments, transfers or withdrawals	• Assumes:
• Investment of $100,000
• 5% annual appreciation
• Most expensive combination of Contract classes, optional benefits and Portfolio fees and expenses
• No sales charges
• No additional purchase payments, transfers or withdrawals
	RISKS		LOCATION IN PROSPECTUS
Risk of Loss	You can lose money by investing in the Contract, including loss of principal.		Principal Risks
Not a Short- Term Investment	This Contract is not a short-term investment and is not appropriate for an investor who needs ready access to cash.
• Withdrawal Charges may apply for up to 8 years following each purchase payment. Withdrawal Charges will reduce the value of your Contract if you withdraw money during that time.
• The benefits of tax deferral and living benefit protections also mean that the Contract is more beneficial to investors with a long time horizon.
	• Earnings on your Contract are taxed at ordinary income tax rates when You withdraw them, and You may have to pay a penalty if You take a withdrawal before age 59 1⁄2.		Principal Risks
Risks Associated with Investment Options	• An investment in the Contract is subject to the risk of poor investment performance and can vary depending on the performance of the investment options available under the Contract (e.g., Portfolios).
• Each investment option (including the Fixed Account investment option) will have its own unique risks.
	• You should review these investment options before making an investment decision.		Principal Risks
Insurance Company Risks	An investment in the Contract is subject to the risks related to the Company. Any obligations (including under the Fixed Account), guarantees, or benefits are subject to the claims-paying ability of the Company, and our long term ability to make such payments, and are not guaranteed by any other party. MetLife is regulated as an insurance company under state law, which generally includes limits on the amount and type of investments in its general account. However, there is no guarantee that we will be able to meet our claims paying obligations; there are risks to purchasing any insurance product. More information about the Company, including its financial strength ratings, is available upon request by visiting https://www.metlife.com/about-us/corporate-profile/ratings/.		Principal Risks
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	RESTRICTIONS	LOCATION IN PROSPECTUS
Investment	Although we do not currently charge a fee for transfers of cash value among Divisions or between the Divisions and the Fixed Account, We reserve the right to impose a transfer fee of $25.
We reserve the right to add, remove or substitute Portfolios.
	The Company also has policies and procedures that attempt to detect and deter frequent transfers in situations where we determine there is a potential for arbitrage trading, and in those instances, there are additional limits that apply to transfers.	“Charges – Transfer Fee”
	TAXES	LOCATION IN PROSPECTUS
Tax Implications	• You should consult with a tax professional to determine the tax implications of an investment in and purchase payments received under the Contract.
• There is no additional tax benefit if You purchase the Contract through a tax-qualified plan or individual retirement account (IRA).
	• Earnings on your Contract are taxed at ordinary income tax rates when You withdraw them, and You may have to pay a penalty if You take a withdrawal before age 59 1⁄2.	Federal Tax Considerations
	CONFLICTS OF INTEREST	LOCATION IN PROSPECTUS
Investment Professional Compensation	Your investment professional may receive compensation for selling this Contract to You, both in the form of commissions and because MetLife may share the revenue it earns on this Contract with the professional’s firm. This conflict of interest may influence your investment professional to recommend this Contract over another investment.	Who Sells the Deferred Annuities and Income Annuities
Exchanges	Some investment professionals may have a financial incentive to offer you a new contract in place of the one you own. You should only exchange your Contract if you determine, after comparing the features, fees, and risks of both contracts, that it is better for you to purchase the new contract rather than continue to own your existing Contract.	Replacement of Annuity Contracts
OVERVIEW OF THE CONTRACT
Purpose of the Contract
The MetLife Preference Plus ® Account Variable Annuity Contract is designed to provide long-term accumulation of assets through investments in a variety of investment options during the accumulation phase. It can supplement your retirement income by providing a stream of income payments during the payout phase. It also offers death benefits to protect your designated beneficiaries. This Contract may be appropriate if you have a long investment time horizon. It is not intended for people who may need to make early or frequent withdrawals or intend to engage in frequent trading in the Portfolios.
Phases of the Contract
Your Contract has two phases: 1) an accumulation or “pay-in” phase; and 2) an income or “pay-out” phase.
1)	Accumulation (Pay-in) Phase
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To help You accumulate assets, You can invest your premium payments in:
•	Portfolios (mutual funds), each of which has its own investment strategies, investment advisers, expense ratios, and returns; and
•	a Fixed Account option, which offers a guaranteed interest rate during a selected period.
Additional information about each Portfolio including its investment objective, advisers and any subadvisers as well as current expenses and certain performance information is included in Appendix A.
2)	Income (Pay-out) Phase
You can elect to annuitize your Contract and turn your Contract value into a stream of income payments (sometimes called annuity payments) from MetLife, at which time the accumulation phase of the Contract ends. These payments may continue for a fixed period of years, for your entire life, or for the longer of a fixed period or your life. The payments may also be fixed or variable. Variable payments will vary based on the performance of the investment options you select.
Please note that if you annuitize, your investments will be converted to income payments and you may no longer be able to choose to withdraw money at will from your Contract. All benefits (including the standard death benefits and living benefits) terminate upon annuitization.
Features and Options of the Deferred Annuity
Contract classes. The Contract has a single contract class with a 7-year Early Withdrawal Charge period.
Accessing your money. Until you annuitize, you have full access to your money. You can choose to withdraw your Contract value at any time (although if you withdraw early, you may have to pay a Withdrawal Charge and/or income taxes, including a tax penalty if you are younger than age 59 1⁄2).
Tax treatment. You can transfer money between investment options without tax implications, and earnings (if any) on your investments are generally tax-deferred. You are taxed only when: (1) you make a withdrawal; (2) you receive an income payment from the Contract; or (3) upon payment of a death benefit.
Death benefits. Your Contract includes a basic death benefit that will pay your designated beneficiaries the greatest of 1) Account Value, 2) highest Account Value as of December 31 following the end of your fifth Contract Year and at the end of every other five year period, less withdrawals and 3) total purchase payments less withdrawals at the time of your death. You can purchase additional death benefits for an additional fee. These additional provisions may increase the amount of money payable to your designated beneficiaries upon your death.
Automated investment strategies and dollar cost averaging. At no additional charge, you may select from among five automated investment strategies to help you manage your money based on your risk tolerance and savings goals. Alternately, at no additional charge, you may select dollar cost averaging, which automatically transfers a specific amount of money from the fixed account to the investment options you have selected, at set intervals over a specific period of time.
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FEES
PREFERENCE PLUS DEFERRED ANNUITIES AND INCOME ANNUITIES
The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering or making withdrawals from the Contract. Please refer to your Contract specifications page for information about the specific fees you will pay each year based on the options you have elected.
The first table describes the fees and expenses that you will pay at the time that you buy the Contract, surrender or make withdrawals from the Contract, or transfer Contract value between investment options. State premium taxes may also be deducted.
Transaction Expenses
Sales Load Imposed on Purchase Payments	None
Early Withdrawal Charge(1) (as a percentage of each purchase payment funding the withdrawal during the pay-in phase)	7%
Exchange Fee for Deferred Annuities	None
Surrender Fee for Deferred Annuities	None
Income Annuity Contract Fee(2)	$350
Transfer Fee(6)	$25
[1]	An Early Withdrawal Charge of up to 7% may apply if You withdraw purchase payments within seven years of when they were credited to your Deferred Annuity. The charge on purchase payments is calculated according to the following schedule:

During Purchase Payment Year	Percentage
1	7%
2	6%
3	5%
4	4%
5	3%
6	2%
7	1%
Thereafter	0%
There are times when the Early Withdrawal Charge does not apply to amounts that are withdrawn from a Deferred Annuity. For example, each Contract Year, You may take the greater of 10% of your Account Value or your purchase payments made over seven years ago free of Early Withdrawal Charges.
[2]	There is a one-time Contract Fee of $350 for Income Annuities. We do not charge this fee if You elect a pay-out option under your Deferred Annuity and You have owned your Deferred Annuity for more than two years. We are currently waiving this charge.
The next table describes the fees and expenses that you will pay each year during the time that you own the Contract (not including Portfolio Company fees and expenses).
Annual Contract Fee for Deferred Annuities(3)	$20
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Base Contract Expense(4) (as a percentage of your average Account Value in the Separate Account)	1.25%
[3]	A $20 Annual Contract Fee is imposed on money in the Fixed Interest Account. This fee may be waived under certain circumstances.
[4]	Pursuant to the terms of the Contract, our total Base Contract Expense will not exceed 1.25% of your average balance in the Divisions. For purposes of presentation here, we estimated the allocation between general administrative expenses and the mortality and expense risk charge for Deferred Annuities or the amount of underlying Portfolio shares we have designated in the Divisions to generate your income payments for Income Annuities.
[5]	Although not currently charged, we reserve the right to limit transfers as described later in this Prospectus and we reserve the right to impose a transfer fee. The amount of this fee will be no greater than $25 per transfer.
The next item shows the minimum and maximum total operating expenses charged by the Portfolios that you may pay periodically during the time that you own the Contract. A complete list of Portfolios available under the Contract, including their annual expenses, may be found in “Appendix A-Portfolio Companies Available Under the Contract” at the back of this Prospectus.
	Minimum	Maximum
Annual Portfolio Company Expenses
(expenses that are deducted from Portfolio assets, including management fees, distribution and/or service (12b-1) fees, and other expenses)	0.28%	1.04%
Examples
The examples are intended to help You compare the cost of investing in the Deferred Annuities with the cost of investing in other variable annuity contracts. These costs include the Contract Owner Transaction Expenses (described in the first table), the Separate Account Annual Charge and other costs You bear while You hold the Deferred Annuity (described in the second table) and the Annual Portfolio Company Expenses (described in the third table).
Example 1.
This example shows the dollar amount of expenses that You would bear directly or indirectly on a $100,000 investment for a Deferred Annuity for the time periods indicated. Your actual costs may be higher or lower.
Assumptions:
•	reimbursement and/or waiver of expenses was not in effect;
•	You bear the Minimum or Maximum Total Annual Portfolio Operating Expenses;
•	there is a maximum Separate Account charge of 1.25%;
•	the underlying Portfolio earns a 5% annual return; and
Based on these assumptions, your charges would be:
	1 Year	3 Years	5 Years	10 Years
If you surrender your Contract at the end of the applicable time period
Maximum	$9,290	$11,559	$14,789	$25,907
Minimum	$8,530	$ 9,252	$10,901	$17,926
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Example 2.
This example shows the dollar amount of expenses that You would bear directly or indirectly on a $100,000 investment for a Deferred Annuity for the time periods indicated. Your actual costs may be higher or lower.
Assumptions:
•	You bear the Minimum or Maximum Total Annual Portfolio Operating Expenses;
•	there is a maximum Separate Account charge of 1.25%;
•	the underlying Portfolio earns a 5% annual return; and
Based on these assumptions, your charges would be:
	1 Year	3 Years	5 Years	10 Years
If you annuitize or do not surrender your Contract at the end of the applicable time period
Maximum	$2,290	$7,059	$12,089	$25,907
Minimum	$1,530	$4,752	$ 8,201	$17,926
Example 3.
This example shows the dollar amount of expenses that You would bear directly or indirectly on a $100,000 investment for a Deferred Annuity for the time periods indicated. Your actual costs may be higher or lower.
Assumptions:
•	You bear the Minimum or Maximum Total Annual Portfolio Operating Expenses;
•	there is a maximum Separate Account charge of 1.25%;
•	You bear the Income Annuity Contract Fee:
•	the underlying Portfolio earns a 5% annual return; and
Based on these assumptions, your charges would be:
	1 Year	3 Years	5 Years	10 Years
If you annuitize or do not surrender your Contract at the end of the applicable time period
Maximum	$2,640	$7,393	$12,406	$26,177
Minimum	$1,880	$5,091	$ 8,528	$18,221
PRINCIPAL RISKS
Investing in the Contracts involves risks. The following are the principal risks of an investment in the Contract. You should carefully consider the below risks in addition to the other information contained in this Prospectus.
Risk of Loss. An investment in the Contract is not a bank deposit and is not guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The Contract is subject to market risk (the risk that your
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investments may decline in value or underperform your expectations). As a result, You can lose money by investing in the Contract, including loss of principal.
Not a Short-Term Investment. This Contract is not a short-term investment and is not appropriate for an investor who needs ready access to cash. If you withdraw early, you may have to pay a Withdrawal Charge and/or income taxes, including a tax penalty if you are younger than age 59 1⁄2. Withdrawal Charges may apply for up to 7 years following each purchase payment. Withdrawal Charges will reduce the value of your Contract if you withdraw money during that time. The benefits of tax deferral and living benefit protections also mean that the Contract is more beneficial to investors with a long time horizon.
Risk of Underlying Portfolios. An investment in the Contract is subject to the risk of poor investment performance and can vary depending on the performance of the investment options available under the Contract (e.g., Portfolio Companies). Each investment option (including the Fixed Account investment option) will have its own unique risks. We do not provide any investment advice and do not recommend or endorse any particular Portfolio. You bear the risk of any decline in the Account Balance of your Contract resulting from the performance of the Portfolio You have chosen. You should review these investment options before making an investment decision. Information regarding the Portfolios available under your Contract is available in Appendix A to this Prospectus.
Risks Associated with the Company. An investment in the Contract is subject to the risks related to the Company. Any obligations (including under the Fixed Account), guarantees, or benefits are subject to the claims-paying ability of the Company, and our long term ability to make such payments, and are not guaranteed by any other party. MetLife is regulated as an insurance company under state law, which generally includes limits on the amount and type of investments in its general account. However, there is no guarantee that we will be able to meet our claims paying obligations; there are risks to purchasing any insurance product.
Conflicts of Interest. Your investment professional may receive compensation for selling this Contract to You, both in the form of commissions and because MetLife may share the revenue it earns on this Contract with the professional’s firm. This conflict of interest may influence your investment professional to recommend this Contract over another investment. In addition, some investment professionals may have a financial incentive to offer you a new contract in place of the one you own. You should only exchange your Contract if you determine, after comparing the features, fees, and risks of both contracts, that it is better for you to purchase the new contract rather than continue to own your existing Contract.
Suitability. An investment in the Contract may not be suitable for all investors. For example, there is no additional tax benefit if You purchase the Contract through a tax-qualified plan or individual retirement account (IRA). Therefore, there should be reasons other than tax deferral for acquiring the Contract. You should consult with a tax or investment professional to determine the tax and other implications of an investment in and purchase payments received under the Contract.
Taxation Risk. Although the provisions of the Code relevant to the Contract are generally described under “Federal Tax Considerations,” an investor should consult its own tax advisor concerning the effects of federal, state, local and foreign tax law on the Contract. No assurance can be given that, even if the tax provisions currently applicable to the Contract are favorable, the law or regulations or interpretations thereunder will not change and the Contract may be disadvantaged.
Cybersecurity. Cybersecurity breaches can be intentional or unintentional events, and can occur through unauthorized access to computer systems, networks or devices; infection from computer viruses or other malicious software code; or attacks that shut down, disable, slow or otherwise disrupt operations, business processes or
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website access or functionality. Cybersecurity breaches can interfere with our processing of contract transactions, including the processing of transfer orders from our website or with the Portfolios; impact our ability to calculate Accumulation Unit Values; cause the release and possible destruction of confidential Contract Owner or business information; or impede order processing or cause other operational issues. Although we continually make efforts to identify and reduce our exposure to cybersecurity risk, there is no guarantee that we will be able to successfully manage this risk at all times.
COVID-19 Risk. The pandemic spread of the novel coronavirus COVID-19 is causing illnesses and deaths. This pandemic, other pandemics, and their related major public health issues are having a major impact on the global economy and financial markets. Governmental and non-governmental organizations may not effectively combat the spread and severity of such a pandemic, increasing its harm to the Company. Any of these events could have a material adverse effect on the Company’s operations, business, financial results, or financial condition.
METLIFE
Metropolitan Life Insurance Company is a provider of insurance, annuities, employee benefits and asset management. We are also one of the largest institutional investors in the United States with a general account portfolio invested primarily in fixed income securities (corporate, structured products, municipals, and government and agency) and mortgage loans, as well as real estate, real estate joint ventures, other limited partnerships and equity securities, at December 31, 2020. The Company was incorporated under the laws of New York in 1868. The Company’s office is located at 200 Park Avenue, New York, New York 10166-0188. The Company is a wholly-owned subsidiary of MetLife, Inc.
METROPOLITAN LIFE SEPARATE ACCOUNT E
We established Metropolitan Life Separate Account E on September 27, 1983. The purpose of the Separate Account is to hold the variable assets that underlie the Preference Plus Account Variable Annuity Contracts and some other variable annuity contracts we issue. We have registered the Separate Account with the Securities and Exchange Commission (“SEC”) as a unit investment trust under the Investment Company Act of 1940, as amended (“1940 Act”).
The Separate Account’s assets are solely for the benefit of those who invest in the Separate Account and no one else, including our creditors. The assets of the Separate Account are held in our name on behalf of the Separate Account and legally belong to us. The assets of the Separate Account may not be used to pay any liabilities of the Company other than those arising from the Contracts. All the income, gains and losses (realized or unrealized) resulting from these assets are credited to or charged against the contracts issued from this Separate Account without regard to our other business. Income, gains and losses credited to, or charged against, this Separate Account reflect the Separate Account’s own investment experience and not the investment experience of the Company’s other assets.
We are obligated to pay all money we owe under the Deferred Annuities and Income Annuities − such as death benefits and income payments − even if that amount exceeds the assets in the Separate Account. Any such amount that exceeds the assets in the Separate Account is paid from our general account. Benefit amounts paid from the general account are subject to the financial strength and claims paying ability of the Company and our long term ability to make such payments and are not guaranteed by our parent company, MetLife, Inc., or by any other party. We issue other annuity contracts and life insurance policies where we pay all money we owe under those contracts and policies from our general account. MetLife is regulated as an insurance company under state law, which
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includes, generally, limits on the amount and type of investments in its general account. However, there is no guarantee that we will be able to meet our claims paying obligations; there are risks to purchasing any insurance product.
The investment manager to certain of the Portfolios offered with the Contracts or with other Variable Annuity contracts issued through the Separate Account may be regulated as Commodity Pool Operators. While MetLife does not concede that the Separate Account is a commodity pool, the Company has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodities Exchange Act (“CEA”), and is not subject to registration or regulation as a pool operator under the CEA.
VARIABLE ANNUITIES
There are two types of variable annuities described in this Prospectus: Deferred Annuities and Income Annuities. These annuities are “variable” because the value of your account or the amount of each income payment varies based on the investment performance of the Divisions You choose. In short, the value of your Deferred Annuity, your income payments under a variable pay-out option of your Deferred Annuity, or your income payments under your Income Annuity, may go up or down. Since the investment performance is not guaranteed, your money or income payment amount is at risk. The degree of risk will depend on the Divisions You select. The Accumulation Unit Value or Annuity Unit Value for each Division rises or falls based on the investment performance (or “experience”) of the Portfolio with the same name. MetLife and its affiliates also offer other annuities not described in this Prospectus.
The Deferred Annuities have a fixed interest rate option called the “Fixed Interest Account.” The Fixed Interest Account is not available to all Contract Owners. The Fixed Interest Account is part of our general account and offers an interest rate that is guaranteed by us (the current minimum rate on the Fixed Interest Account is 3% but may be lower based on your state and issue date and, therefore, may be lower for certain Contracts). Your registered representative can tell you the current and minimum interest rates that apply.
Because of exemptive and exclusionary provisions, interests in the Fixed Account have not been registered under the Securities Act of 1933, and neither the Fixed Account nor our general account has been registered as an investment company under the 1940 Act. Income Annuities and the variable pay-out options under the Deferred Annuities have a fixed payment option called the “Fixed Income Option.” Under the Fixed Income Option, we guarantee the amount of your fixed income payments. These fixed options are not described in this Prospectus although we occasionally refer to them. All guarantees as to purchase payments or Account Value allocated to the Fixed Account, interest credited to the Fixed Account, and fixed annuity payments are subject to our financial strength and claims-paying ability.
The group Deferred Annuities and group Income Annuities described in this Prospectus are offered to employers, associations, trusts or other groups for their employees, members or participants.
The Deferred Annuity
You accumulate money in your account during the pay-in phase by making one or more purchase payments. MetLife will hold your money and credit investment returns as long as the money remains in your account. This Prospectus describes the following Deferred Annuities under which You can accumulate money:
•	Non-Qualified
•	Traditional IRA (Individual Retirement Annuities)
•	Roth IRA (Roth Individual Retirement Annuities)
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•	SIMPLE IRA (Savings Incentive Match Plan for Employees Individual Retirement Annuities)
•	SEP IRA (Simplified Employee Pensions)
A form of the deferred annuity may be issued to a bank that does nothing but hold them as a contract holder.
The Deferred Annuity and Your Retirement Plan
If You participate through a retirement plan or other group arrangement, the Deferred Annuity may provide that all or some of your rights or choices as described in this Prospectus are subject to the plan’s terms. For example, limitations on your rights may apply to investment choices, purchase payments, withdrawals, transfers, the death benefit and pay-out options. We may rely on your employer’s or plan administrator’s statements to us as to the terms of the plan or your entitlement to any amounts. We are not a party to your employer’s retirement plan. We will not be responsible for determining what your plan says. You should consult your Deferred Annuity Contract and plan document to see how You may be affected.
All individual retirement plan(s) (“IRA(s)”) receive tax deferral under the Internal Revenue Code (“Code”). There are no additional tax benefits from funding an IRA with a Deferred Annuity. Therefore, there should be reasons other than tax deferral for acquiring the Deferred Annuity in an IRA such as the availability of a guaranteed income for life or the death benefit.
Non-Natural Persons as Owners or Beneficiaries. If a non-natural person, such as a trust, is the Owner of a non-qualified Deferred Annuity, the distribution on death rules under the Code may require payment to begin earlier than expected and may impact the usefulness of the living (if any) and/or death benefits. Naming a non-natural person, such as a trust or estate, as a beneficiary under the Deferred Annuity will generally, eliminate the beneficiary’s ability to “stretch” or a spousal beneficiary’s ability to continue the Deferred Annuity and the living (if any) and/or death benefits.
A Deferred Annuity consists of two phases: the accumulation or “pay-in” phase and the income or “pay-out” phase. The pay-out phase begins when You either take all of your money out of the account or You elect “income” payments using the money in your account. The number and the amount of the income payments You receive will depend on such things as the type of pay-out option You choose, your investment choices, and the amount used to provide your income payments. Because Deferred Annuities offer various insurance benefits such as pay-out options, including our guarantee of income for your lifetime, they are “annuities.”
Generally, it is not advisable to purchase a Deferred Annuity as a replacement for an existing annuity contract. You should replace an existing contract only when You determine that the Deferred Annuity is better for You. You may have to pay a withdrawal charge on your existing contract, and the Deferred Annuity may impose a new withdrawal charge period. Before You buy a Deferred Annuity ask your registered representative if purchasing a Deferred Annuity would be advantageous, given the Deferred Annuity’s features, benefits and charges. You should talk to your tax adviser to make sure that this purchase will qualify as a tax-free exchange. If You surrender your existing contract for cash and then buy the Deferred Annuity, You may have to pay Federal income taxes, including possible penalty taxes, on the surrender. Also, because we will not issue the Deferred Annuity until we have received the initial purchase payment from your existing insurance company, the issuance of the Deferred Annuity may be delayed.
We no longer make this Deferred Annuity available, however, current Contract Owners may continue to make additional purchase payments.
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Plan Terminations
Upon termination of a retirement plan, your employer is generally required to distribute your plan benefits under the Contract to You.
An Income Annuity
An Income Annuity, also known as an immediate annuity, only has a “pay-out” phase. You make a single purchase payment and select the type of income payment suited to your needs. Some of the income payment types guarantee an income stream for your lifetime; others guarantee an income stream for both your lifetime, as well as the lifetime of another person (such as a spouse). Some Income Annuities guarantee a time period of your choice over which MetLife will make income payments. Income Annuities also have other features. The amount of the income payments You receive will depend on such things as the income payment type You choose, your investment choices and the amount of your purchase payment.
The Income Annuities are no longer available.
PORTFOLIOS
Information regarding the Portfolio investments available under your Contract, including each Portfolio’s (i) name; (ii) type (e.g., money market fund, bond fund, balanced fund, etc.) or a brief statement concerning its investment objectives; (iii) investment adviser and any sub-investment adviser; (iv) current expenses and (v) performance is available in Appendix A to this Prospectus.
Each Portfolio has different investment objectives and risks. The Portfolio prospectuses contain more detailed information on each Portfolio’s investment strategy, investment managers and its fees. You may obtain a Portfolio prospectus by calling 1-800-638-7732 or through your registered representative. We do not guarantee the investment results of the Portfolios.
Investment Choices Which Are Fund of Funds
The following Portfolios available within Brighthouse Trust I, and Brighthouse Trust II are “fund of funds”:
Brighthouse Asset Allocation 20 Portfolio
Brighthouse Asset Allocation 40 Portfolio
Brighthouse Asset Allocation 60 Portfolio
Brighthouse Asset Allocation 80 Portfolio
Brighthouse Asset Allocation 100 Portfolio
American Funds® Balanced Allocation Portfolio
American Funds® Growth Allocation Portfolio
American Funds® Moderate Allocation Portfolio
SSGA Growth ETF Portfolio
SSGA Growth and Income ETF Portfolio
“Fund of funds” Portfolios invest substantially all of their assets in other portfolios or, with respect to the SSGA Growth ETF Portfolio and the SSGA Growth and Income ETF Portfolio, other exchange-traded funds (“Underlying ETFs”).
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Therefore, each of these Portfolios will bear its pro rata share of the fees and expenses incurred by the underlying portfolios or Underlying ETFs in which it invests in addition to its own management fees and expenses. This will reduce the investment return of each of the fund of funds Portfolios. The expense levels will vary over time, depending on the mix of underlying portfolios or Underlying ETFs in which the fund of funds Portfolio invests. You may be able to realize lower aggregate expenses by investing directly in the underlying portfolios and Underlying ETFs instead of investing in the fund of funds Portfolios, if such underlying portfolios or Underlying ETFs are available under the Contract. However, no Underlying ETFs and only some of the underlying portfolios are available under the Contract.
Additional Information About the Portfolios
The Divisions buy and sell shares of corresponding mutual fund Portfolios. These Portfolios, which are part of Brighthouse Trust I, Brighthouse Trust II or the American Funds®, invest in stocks, bonds and other investments. All dividends declared by the Portfolios are earned by the Separate Account and reinvested. Therefore, no dividends are distributed to You under the Deferred Annuities or Income Annuities. You pay no transaction expenses (i.e., front-end or back-end sales load charges) as a result of the Separate Account’s purchase or sale of these mutual fund shares. The Portfolios of Brighthouse Trust I, Brighthouse Trust II and American Funds® Portfolios are made available only through various insurance company annuities and life insurance policies.
Brighthouse Trust I, Brighthouse Trust II and American Funds® are each a “series” type fund registered with the SEC as an “open-end management investment company” under the 1940 Act. A “series” fund means that each Portfolio is one of several available through the fund.
The Portfolios of Brighthouse Trust I and Brighthouse Trust II pay Brighthouse Investment Advisers, LLC a monthly fee for its services as their investment manager. The Portfolios of the American Funds® pay Capital Research and Management Company a monthly fee for its services as their investment manager. These fees, as well as other expenses paid by each Portfolio, are described in the applicable prospectuses and SAIs for Brighthouse Trust I, Brighthouse Trust II and American Funds®.
Certain Payments We Receive with Regard to the Portfolios
An investment manager or sub-investment manager of a Portfolio, or its affiliates, may make payments to us and/or certain of our affiliates. These payments may be used for a variety of purposes, including payment of expenses for certain administrative, marketing, and support services with respect to the Contracts and, in the Company’s role as an intermediary, with respect to the Portfolios. The Company and its affiliates may profit from these payments. These payments may be derived, in whole or in part, from the advisory fee deducted from Portfolio assets. Contract Owners, through their indirect investment in the Portfolios, bear the costs of these advisory fees (see the Portfolios’ prospectuses for more information). The amount of the payments we receive is based on a percentage of assets of the Portfolios attributable to the Contracts and certain other variable insurance products that we and our affiliates issue. These percentages differ and some investment managers or sub-investment managers (or other affiliates) may pay us more than others. These percentages currently range up to 0.50%.
Additionally, an investment manager or sub-investment manager of a Portfolio or its affiliates may provide us with wholesaling services that assist in the distribution of the Contracts and may pay us and/or certain of our affiliates amounts to participate in sales meetings. These amounts may be significant and may provide the investment manager or sub-investment manager (or its affiliate) with increased access to persons involved in the distribution of the Contracts.
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On August 4, 2017, MetLife, Inc. completed the separation of Brighthouse Financial, Inc. and its subsidiaries (“Brighthouse”) where MetLife, Inc. retained an ownership interest of 19.2% non-voting common stock outstanding of Brighthouse Financial, Inc. In June 2018, MetLife, Inc. sold Brighthouse Financial, Inc. common stock in exchange for MetLife, Inc. senior notes and Brighthouse was no longer considered a related party. At December 31, 2018, MetLife, Inc. no longer held any shares of Brighthouse Financial, Inc, for its own account; however, certain insurance company separate accounts managed by MetLife held shares of Brighthouse Financial, Inc. Brighthouse subsidiaries include Brighthouse Investment Advisers, LLC, which serves as the investment adviser for the Brighthouse Funds Trust I and Brighthouse Funds Trust II. We and Our affiliated companies have entered into agreements with Brighthouse Investment Advisers, LLC, Brighthouse Funds Trust I and Brighthouse Funds Trust II whereby we receive payments for certain administrative, marketing and support services described in the previous paragraphs. Currently, the Portfolios in Brighthouse Funds Trust I and Brighthouse Funds Trust II are only available in variable annuity contracts and variable life insurance policies issued by Metropolitan Life Insurance Company and its affiliates, as well as Brighthouse Life Insurance Company and its affiliates. As of December 31, 2020, approximately *% of Portfolio assets held in Separate Accounts of Metropolitan Life Insurance Company and its affiliates were allocated to Portfolios in Brighthouse Funds Trust I and Brighthouse Funds Trust II. Should we or Brighthouse Investment Advisers, LLC decide to terminate the agreements, we would be required to find alternative Portfolios which could have higher or lower costs to the Contract Owner. In addition, the amount of payments we receive could cease or be substantially reduced which may have a material impact on our financial statements.
Certain Portfolios have adopted a Distribution Plan under Rule 12b-1 of the 1940 Act. A Portfolio’s 12b-1 Plan, if any, is described in more detail in each Portfolio’s prospectus. (See the Fee Table and “Who Sells the Deferred Annuities and Income Annuities.”) Any payments we receive pursuant to those 12b-1 Plans are paid to us or our distributor.
Payments under a Portfolio’s 12b-1 Plan decrease the Portfolio’s investment return.
Portfolio Selection
We select the Portfolios offered through the Contracts based on a number of criteria, including asset class coverage, the strength of the investment manager’s or sub-investment manager’s reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor we consider during the selection process is whether the Portfolio’s investment manager or sub-investment manager is one of our affiliates or whether the Portfolio, its investment manager, its sub-investment manager(s), or an affiliate will make payments to us or our affiliates. In this regard, the profit distributions we receive from our affiliated investment manager are a component of the total revenue that we consider in configuring the features and investment choices available in the variable insurance products that we and our affiliated insurance companies issue. Since we and our affiliated insurance companies may benefit more from the allocation of assets to Portfolios advised by our affiliates than those that are not, we may be more inclined to offer Portfolios advised by our affiliates in the variable insurance products we issue. We review the Portfolios periodically and may remove a Portfolio or limit its availability to new purchase payments and/or transfers of Account Value if we determine that the Portfolio no longer meets one or more of the selection criteria, and/or if the Portfolio has not attracted significant allocations from Contract Owners. In some cases, we have included Portfolios based on recommendations made by selling firms. These selling firms may receive payments from the Portfolios they recommend and may benefit accordingly from the allocation of Account Value to such Portfolios.
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We do not provide any investment advice and do not recommend or endorse any particular Portfolio. You bear the risk of any decline in the Account Value of your Contract resulting from the performance of the Portfolios You have chosen.
Automated Investment Strategies
There are five automated investment strategies available to You . We created these investment strategies to help You manage your money. You decide if one is appropriate for You based upon your risk tolerance and savings goals. These investment strategies are available to You without any additional charges. As with any investment program, no strategy can guarantee a gain — You can lose money. We may modify or terminate any of the strategies at any time. You may have only one automated investment strategy in effect at a time.
The Equity Generator®: An amount equal to the interest earned in the Fixed Interest Account is transferred monthly to either the MetLife Stock Index Division or the Frontier Mid Cap Growth Division, based on your selection. If your Fixed Interest Account Value at the time of a scheduled transfer is zero, this strategy is automatically discontinued. There is no additional charge for electing the Equity Generator. For example, if you elected the Equity Generator and $1,000 of interest was credited to your account each month, then the $1,000 of interest would be transferred from the fixed interest account to the specified Division every month for a 12 month period.
As an added benefit of this strategy, as long as 100% of every purchase payment is allocated to the Fixed Interest Account for the life of your Deferred Annuity and You never request allocation changes or transfers, You will not pay more in Early Withdrawal Charges than your Contract earns. Early Withdrawal Charges may be taken from any of your earnings.
The EqualizerSM: You start with equal amounts of money in the Fixed Interest Account and your choice of either the MetLife Stock Index Division or the Frontier Mid Cap Growth Division. Each quarter, amounts are transferred between the Fixed Interest Account and your chosen Division to make the value of each equal. For example, if You choose the MetLife Stock Index Division and over the quarter it outperforms the Fixed Interest Account, money is transferred to the Fixed Interest Account. Conversely, if the Fixed Interest Account outperforms the MetLife Stock Index Division, money is transferred into the MetLife Stock Index Division. There is no additional charge for electing the Index Selector.
The Rebalancer®: You select a specific asset allocation for your entire Account Value from among the Divisions and the Fixed Interest Account. Each quarter, we transfer amounts among these options to bring the percentage of your Account Value in each option back to your original allocation. In the future, we may permit You to allocate less than 100% of your Account Value to this strategy. There is no additional charge for electing the Rebalancer. For example, if you allocated 25% among four Divisions then on a quarterly basis, we will transfer amounts among those four Divisions so that 25% of your Policy’s Cash Value is in each such Division.
The Index Selector®: You may select one of five asset allocation models (the Conservative Model, the Conservative to Moderate Model, the Moderate Model, the Moderate to Aggressive Model and the Aggressive Model) which are designed to correlate to various risk tolerance levels. Based on the model You choose, your entire Account Value is allocated among the MetLife Aggregate Bond Index, MetLife Stock Index, MetLife MSCI EAFE® Index, MetLife Russell 2000® Index and MetLife Mid Cap Stock Index Divisions and the Fixed Interest Account. Each quarter, the percentage in each of these Divisions and the Fixed Interest Account is brought back to the model percentage by transferring amounts among the Divisions and the Fixed Interest Account.
In the future, we may permit You to allocate less than 100% of your Account Value to this strategy.
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We will continue to implement the Index Selector strategy using the percentage allocations of the model that were in effect when You elected the Index Selector. You should consider whether it is appropriate for You to continue this strategy over time if your risk tolerance, time horizon or financial situation changes. This strategy may experience more volatility than our other strategies. We provide the elements to formulate the model. We may rely on a third party for its expertise in creating appropriate allocations.
The asset allocation models used in the Index Selector strategy may change from time to time. If You are interested in an updated model, please contact your sales representative (where applicable). There is no additional charge for electing the Index Selector. For example, if you chose the Conservative Model, then on a quarterly basis we would transfer amounts in the Divisions and the Fixed Interest Account so that the balances in each reflect the selected Conservative Model percentage.
You may choose another Index Selector® strategy or terminate your Index Selector® strategy at any time. If You choose another Index Selector® strategy, You must select from the asset allocation models available at that time. After termination, if You then wish to select the Index Selector® strategy again, You must select from the asset allocation models available at that time.
The AllocatorSM: Each month, a dollar amount You choose is transferred from the Fixed Interest Account to any of the Divisions You choose. You select the day of the month and the number of months over which the transfers will occur. A minimum periodic transfer of $50 is required. Once your Fixed Interest Account Value is exhausted, this strategy is automatically discontinued. There is no additional charge for electing the Allocator. For example, you may elect to have $100 a month transferred of the 15th of the month from the Fixed Interest Account to a Division for a period of two years.
The Equity Generator® and the AllocatorSM are dollar cost averaging strategies. Dollar cost averaging involves investing at regular intervals of time. Since this involves continuously investing regardless of fluctuating prices, You should consider whether You wish to continue the strategy through periods of fluctuating prices.
We will terminate all transactions under any automated investment strategy upon notification of your death. There is no additional charge for electing the Allocator. For example, you may elect to have $100 a month transferred of the 15th of the month from the Fixed Interest Account to a Division for a period of two years.
PURCHASE PAYMENTS
There is no minimum purchase payment. We can reject any premium payments for any reason. We may also permit you to invest more than the maximum amounts list above if you obtain our prior approval.
You may continue to make purchase payments while You receive Systematic Withdrawal Program payments, as described later in this Prospectus, unless your purchase payments are made through automatic payroll deduction, debit authorization, salary reduction or salary deduction. You may make purchase payments to your Deferred Annuity whenever You choose, up to the date You begin receiving payments from a pay-out option.
Allocation of Purchase Payments
You decide how your money is allocated among the Fixed Interest Account and the Divisions. You can change your allocations for future purchase payments. We will make allocation changes when we receive your request for a change. You may also specify an effective date for the change as long as it is within 30 days after we receive the request.
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If You choose to make an allocation to the asset allocation Divisions with your initial purchase payment, 100% of your allocation to the investment choices must be to only one of the asset allocation Divisions. After the initial purchase payment has been made, You may allocate subsequent purchase payments or make transfers from any asset allocation Division to any investment choice or to one or more of the asset allocation Divisions. We reserve the right to make certain changes to the Divisions. (See “Your Investment Choices — Portfolio Selection.”)
Automated Purchase Payments
If You purchase a Traditional IRA, a Roth IRA or a Non-Qualified Deferred Annuity, You may elect to have purchase payments made automatically. With “automatic payroll deduction” your employer deducts an amount from your salary and makes the purchase payment for You. With purchase payments through debit authorization your bank deducts money from your bank account and makes the purchase payment for You.
Limits on Purchase Payments
Your ability to make purchase payments may be limited by:
•	Federal tax laws;
•	Our right to limit the total of your purchase payments to $1,000,000. We may change the maximum by telling You in writing at least 90 days in advance;
•	Regulatory requirements. For example, if You reside in Washington or Oregon, we may be required to limit your ability to make purchase payments after You have held the Deferred Annuity for more than three years, if the Deferred Annuity was issued to You after You turn age 60; or after You turn age 63, if the Deferred Annuity was issued before You were age 61;
•	Retirement, for certain Deferred Annuities. You may no longer make purchase payments if You retire;
•	Leaving your job (for the SEP and SIMPLE Deferred Annuity).
The Value of Your Investment
We use the term “experience factor” to describe the investment performance for Division. We calculate Accumulation Unit Values once a day on every day the New York Stock Exchange (the “Exchange”) is open for trading. We call the time between two consecutive Accumulation Unit Value calculations the “Valuation Period.” We have the right to change the basis for the Valuation Period, on 30 days’ notice, as long as it is consistent with law. All purchase payments and transfers are valued as of the end of the Valuation Period during which the transaction occurred. The experience factor changes from Valuation Period to Valuation Period to reflect the upward or downward performance of the assets in the underlying Portfolios. The experience factor is calculated as of the end of each Valuation Period using the net asset value per share of the underlying Portfolio. The net asset value includes the per share amount of any dividend or capital gain distribution paid by the Portfolio during the current Valuation Period, and subtracts any per share charges for taxes and reserve for taxes. We then divide that amount by the net asset value per share as of the end of the last Valuation Period to obtain a factor that reflects investment performance. We then subtract a charge for each day in the valuation period which is the daily equivalent of the Separate Account charge. This charge varies, depending on the class of the Deferred Annuity.
Accumulation Units are credited to You when You make purchase payments or transfers into a Division. When You withdraw or transfer money from a Division, Accumulation Units are liquidated. We determine the number of Accumulation Units by dividing the amount of your purchase payment, transfer or withdrawal by the Accumulation Unit Value on the date of the transaction.
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This is how we calculate the Accumulation Unit Value for each Division:
Step 1:	First, we determine the change in investment performance (including any investment-related charge) for the underlying Portfolio from the previous trading day to the current trading day;
Step 2:	Next, we subtract the daily equivalent of our insurance-related charge (general administrative expenses and mortality and expense risk charges) for each day since the last Accumulation Unit Value was calculated; and
Step 3:	Finally, we multiply the previous Accumulation Unit Value by this result.
Examples
Calculating the Number of Accumulation Units
Assume You make a purchase payment of $500 into one Division and that Division’s Accumulation Unit Value is currently $10.00. You would be credited with 50 Accumulation Units.
$500	=	50 Accumulation Units
$10
Calculating the Accumulation Unit Value
Assume yesterday’s Accumulation Unit Value was $10.00 and the number we calculate for today’s investment experience (minus charges) for an underlying Portfolio is 1.05 (Step 1 and Step 2 described above). Today’s Accumulation Unit Value is $10.50 ($10.00 × 1.05 = $10.50). The value of your $500 investment is then $525 (50 × $10.50 = $525) (Step 3 described above).
However, assume that today’s investment experience (minus charges) is .95 instead of 1.05. Today’s Accumulation Unit Value is $9.50 ($10.00 × .95 = $9.50). The value of your $500 investment is then $475 (50 × $9.50 = $475).
Transfers
You may make tax-free transfers between Divisions or between the Divisions and the Fixed Interest Account. Some restrictions may apply to transfers from the Fixed Interest Account to the Divisions. For us to process a transfer, You must tell us:
•	The percentage or dollar amount of the transfer;
•	The Divisions (or Fixed Interest Account) from which You want the money to be transferred;
•	The Divisions (or Fixed Interest Account) to which You want the money to be transferred; and
•	Whether You intend to start, stop, modify or continue unchanged an automated investment strategy by making the transfer.
Your transfer request must be in Good Order and completed prior to the close of the Exchange on a business day if You want the transaction to take place on that day. All other transfer requests in Good Order will be processed on our next business day.
For additional transfer restrictions (see “General Information — Valuation — Suspension of Payments”).
We may require You to:
•	Use our forms;
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•	Maintain a minimum Account Value (if the transfer is in connection with an automated investment strategy); or
•	Transfer a minimum amount if the transfer is in connection with the Allocator.
Restrictions on Transfers
Restrictions on Frequent Transfers/Reallocations. Frequent requests from Contract Owners or participants/Annuitants to make transfers/reallocations may dilute the value of a Portfolio’s shares if the frequent transfers/reallocations involve an attempt to take advantage of pricing inefficiencies created by a lag between a change in the value of the securities held by the Portfolio and the reflection of that change in the Portfolio’s share price (“arbitrage trading”). Frequent transfers/reallocations involving arbitrage trading may adversely affect the long-term performance of the Portfolios, which may in turn adversely affect Contract Owners and other persons who may have an interest in the Contracts (e.g., participants/Annuitants).
We have policies and procedures that attempt to detect and deter frequent transfers/reallocations in situations where we determine there is a potential for arbitrage trading. Currently, we believe that such situations may be presented in the international, small-cap, and high-yield investment Portfolios. In addition, as described below, we intend to treat all American Funds® as Monitored Portfolios. We monitor transfer/reallocation activity in the following Monitored Portfolios:
•	American Funds Global Small Capitalization Fund
•	American Funds Growth Fund
•	American Funds Growth-Income Fund
•	American Funds The Bond Fund of America
•	Baillie Gifford International Stock Portfolio
•	Clarion Global Real Estate Portfolio
•	Harris Oakmark International Portfolio
•	Invesco Global Equity Portfolio
•	Invesco Small Cap Growth Portfolio
•	Loomis Sayles Global Allocation Portfolio
•	Loomis Sayles Small Cap Core Portfolio
•	Loomis Sayles Small Cap Growth Portfolio
•	MetLife MSCI EAFE® Index Portfolio
•	MetLife Russell 2000® Index Portfolio
•	MFS® Research International Portfolio
•	Neuberger Berman Genesis Portfolio
•	T. Rowe Price Small Cap Growth Portfolio
•	Western Asset Management Strategic Bond Opportunities Portfolio
We employ various means to monitor transfer/reallocation activity, such as examining the frequency and size of transfers/reallocations into and out of the Monitored Portfolios within given periods of time. For example, we currently monitor transfer/reallocation activity to determine if, for each category of international, small-cap, and
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high-yield Portfolios, in a 12-month period there were (1) six or more transfers/reallocations involving the given category; (2) cumulative gross transfers/reallocations involving the given category that exceed the current Account Value; and (3) two or more “round-trips” involving any Monitored Portfolio in the given category. A round-trip generally is defined as a transfer/reallocation in followed by a transfer/reallocation out within the next seven calendar days or a transfer/reallocation out followed by a transfer/reallocation in within the next seven calendar days, in either case subject to certain other criteria. We do not believe that other Portfolios present a significant opportunity to engage in arbitrage trading and therefore do not monitor transfer/reallocation activity in those Portfolios. We may change the Monitored Portfolios at any time without notice in our sole discretion.
As a condition to making their Portfolios available in our products, American Funds® requires us to treat all American Funds Portfolios as Monitored Portfolios under our current frequent transfer/reallocation policies and procedures. Further, American Funds® requires us to impose additional specified monitoring criteria for all American Funds Portfolios available under the Contract, regardless of the potential for arbitrage trading. We are required to monitor transfer/reallocation activity in American Funds Portfolios to determine if there were two or more transfers/reallocations in followed by transfers/reallocations out, in each case of a certain dollar amount or greater, in any 30-day period. A first violation of the American Funds® monitoring policy will result in a written notice of violation; each additional violation will result in the imposition of a six-month restriction during which period we will require all transfer/reallocation requests to or from an American Funds Portfolio to be submitted with an original signature. Further, as Monitored Portfolios, all American Funds Portfolios also will be subject to our current frequent transfer/reallocation policies, procedures and restrictions (described below), and transfer/reallocation restrictions may be imposed upon a violation of either monitoring policy.
Our policies and procedures may result in transfer/reallocation restrictions being applied to deter frequent transfers/reallocations. Currently, when we detect transfer/reallocation activity in the Monitored Portfolios that exceeds our current transfer/reallocation limits, we require future requests to or from any Monitored Portfolios under that Contract to be submitted in writing with an original signature. A first occurrence will result in a warning letter; a second occurrence will result in the imposition of this restriction for a six-month period; a third occurrence will result in the permanent imposition of this restriction. Transfers made under a dollar cost averaging program, a rebalancing program or, if applicable, any asset allocation program described in this Prospectus are not treated as transfers when we monitor the frequency of transfers.
The detection and deterrence of harmful transfer/reallocation activity involves judgments that are inherently subjective, such as the decision to monitor only those Portfolios that we believe are susceptible to arbitrage trading or the determination of the transfer/reallocation limits. Our ability to detect and/or restrict such transfer/reallocation activity may be limited by operational and technological systems, as well as our ability to predict strategies employed by Contract Owners or participants/Annuitants to avoid such detection. Our ability to restrict such transfer/reallocation activity also may be limited by provisions of the Contract. Accordingly, there is no assurance that we will prevent all transfer/reallocation activity that may adversely affect Contract Owners or participants/Annuitants and other persons with interests in the Contracts. We do not accommodate frequent transfers/reallocations in any Portfolio and there are no arrangements in place to permit any Contract Owner or participant/Annuitant to engage in frequent transfers/reallocations; we apply our policies and procedures without exception, waiver or special arrangement.
The Portfolios may have adopted their own policies and procedures with respect to frequent transfers/reallocations in their respective shares, and we reserve the right to enforce these policies and procedures. For example, Portfolios may assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period. The prospectuses for the Portfolios describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Although we may not have the contractual authority
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or the operational capacity to apply the frequent transfer/reallocation policies and procedures of the Portfolios, we have entered into a written agreement, as required by SEC regulation, with each Portfolio or its principal underwriter that obligates us to provide to the Portfolio promptly upon request certain information about the trading activity of individual Contract Owners, and to execute instructions from the Portfolio to restrict or prohibit further purchases or transfers/reallocations by specific Contract Owners who violate the frequent transfer/reallocation policies established by the Portfolio.
In addition, Contract Owners or participants/Annuitants and other persons with interests in the Contracts should be aware that the purchase and redemption orders received by the Portfolios generally are “omnibus” orders from intermediaries, such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the Portfolios in their ability to apply their frequent transfer/reallocation policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the Portfolios (and thus Contract Owners or participants/Annuitants) will not be harmed by transfer/reallocation activity relating to the other insurance companies and/or retirement plans that may invest in the Portfolios. If a Portfolio believes that an omnibus order reflects one or more transfer/reallocation requests from Contract Owners engaged in frequent transfer/reallocation trading activity, the Portfolio may reject the entire omnibus order.
In accordance with applicable law, we reserve the right to modify or terminate the transfer/reallocation privilege at any time. We also reserve the right to defer or restrict the transfer/reallocation privilege at any time that we are unable to purchase or redeem shares of any of the Portfolios, including any refusal or restriction on purchases or redemptions of their shares as a result of their own policies and procedures on frequent transfers/reallocations (even if an entire omnibus order is rejected due to the frequent transfers/reallocations of a single Contract Owner or participant/Annuitant). You should read the Portfolio prospectuses for more details.
Restrictions on Large Transfers/Reallocations. Large transfers/reallocations may increase brokerage and administrative costs of the underlying Portfolios and may disrupt portfolio management strategy, requiring a Portfolio to maintain a large cash position and possibly resulting in lost investment opportunities and forced liquidations. We do not monitor for large transfers/reallocations to or from Portfolios except where the Portfolio manager of a particular underlying Portfolio has brought large transfer/reallocation activity to our attention for investigation on a case-by-case basis. For example, some portfolio managers have asked us to monitor for “block transfers” where transfer/reallocation requests have been submitted on behalf of multiple Contract Owners by a third party such as an investment adviser. When we detect such large trades, we may impose restrictions similar to those described above where future transfer/reallocation requests from that third party must be submitted in writing with an original signature. A first occurrence will result in a warning letter; a second occurrence will result in the imposition of this restriction for a six-month period; a third occurrence will result in the permanent imposition of the restriction.
ACCESS TO YOUR MONEY
You may withdraw either all or part of your Account Value from the Deferred Annuity. Other than those made through the Systematic Withdrawal Program, withdrawals must be at least $500 (or the Account Value, if less). To process your request, we need the following information:
•	The percentage or dollar amount of the withdrawal; and
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•	The Divisions (or Fixed Interest Account) from which You want the money to be withdrawn. Your withdrawal may be subject to income taxes, tax penalties and Early Withdrawal Charges.
Generally, if You request, we will make payments directly to other investments on a tax-free basis. You may only do so if all applicable tax and state regulatory requirements are met and we receive all information necessary for us to make the payment. We may require You to use our original forms.
We may withhold payment of a withdrawal if any portion of those proceeds would be derived from your check that has not yet cleared (i.e., that could still be dishonored by your banking institution). We may use telephone, fax, Internet or other means of communication to verify that payment from your check has been or will be collected. We will not delay payment longer than necessary for us to verify that payment has been or will be collected. You may avoid the possibility of delay in the disbursement of proceeds coming from a check that has not yet cleared by providing us with a certified check.
You may submit a written withdrawal request, which must be received at your Administrative Office on or before the date the pay-out phase begins, that indicates that the withdrawal should be processed as of the date the pay-out phase begins, in which case the request will be deemed to have been received on, and the withdrawal amount will be priced according to, the Accumulation Unit Value calculated as of the date the pay-out phase begins.
Your withdrawal may be subject to Early Withdrawal charges and there may be adverse tax consequences.
Systematic Withdrawal Program
If we agree and if approved in your state, You may choose to automatically withdraw a specific dollar amount or a percentage of your Account Value each Contract Year. This amount is then paid in equal portions throughout the Contract Year, according to the time frame You select, e.g., monthly, quarterly, semi-annually or annually. Once the Systematic Withdrawal Program is initiated, the payments will automatically renew each Contract Year. Income taxes, tax penalties and Early Withdrawal Charges may apply to your withdrawals. Program payment amounts are subject to our required minimums and administrative restrictions. Your Account Value will be reduced by the amount of your Systematic Withdrawal Program payments and applicable withdrawal charges. Payments under this program are not the same as income payments You would receive from a Deferred Annuity pay-out option or under an Income Annuity.
If You elect to withdraw a dollar amount, we will pay You the same dollar amount each Contract Year. If You elect to withdraw a percentage of your Account Value, each Contract Year, we recalculate the amount You will receive based on your new Account Value.
If You do not provide us with your desired allocation, or there are insufficient amounts in the Divisions or the Fixed Interest Account that You selected, the payments will be taken out pro rata from the Fixed Interest Account and any Divisions in which You have an Account Value.
Calculating Your Payment Based on a Percentage Election for the First Contract Year You Elect the Systematic Withdrawal Program: If You choose to receive a percentage of your Account Value, we will determine the amount payable on the date these payments begin. When You first elect the program, we will pay this amount over the remainder of the Contract Year. For example, if You select to receive payments on a monthly basis with the percentage of your Account Value You request equaling $12,000, and there are six months left in the Contract Year, we will pay You $2,000 a month.
Calculating Your Payment for Subsequent Contract Years of the Systematic Withdrawal Program: For each subsequent year that your Systematic Withdrawal Program remains in effect, we will deduct from your Deferred
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Annuity and pay You over the Contract Year either the amount that You chose or an amount equal to the percentage of your Account Value You chose. For example, if You select to receive payments on a monthly basis, ask for a percentage and that percentage of your Account Value equals $12,000 at the start of a Contract Year, we will pay You $1,000 a month.
If You do not provide us with your desired allocation, or there are insufficient amounts in the Divisions or the Fixed Interest Account that You selected, the payments will be taken out pro rata from the Fixed Interest Account and any Divisions in which You then have money.
Selecting a Payment Date: You select a payment date which becomes the date we make the withdrawal. We must receive your request in Good Order at least 10 days prior to the selected payment date. (If You would like to receive your Systematic Withdrawal Program payment on or about the first of the month, You should request payment by the 20th day of the month.) If we do not receive your request in time, we will make the payment the following month on the date You selected. If You do not select a payment date, we will automatically begin systematic withdrawals within 30 days after we receive your request. Changes in the dollar amount, percentage or timing of the payments can be made at any time. If You make any of these changes, we will treat your request as though You were starting a new Systematic Withdrawal Program. You may request to stop your Systematic Withdrawal Program at any time. We must receive any request in Good Order at your Administrative Office at least 30 days in advance.
Although we need your written authorization to begin this program, You may cancel this program at any time by telephone or by writing to us at your Administrative Office. We will also terminate your participation in the program upon notification of your death.
Systematic Withdrawal Program payments may be subject to an Early Withdrawal Charge unless an exception to this charge applies. For purposes of determining how much of the annual payment amount is exempt from this charge under the free withdrawal provision (discussed later), all payments from a Systematic Withdrawal Program in a Contract Year are characterized as a single lump sum withdrawal as of your first payment date in that Contract Year. When You first elect the program, we will calculate the percentage of your Account Value your Systematic Withdrawal Program payment represents based on your Account Value on the first Systematic Withdrawal Program payment date. For all subsequent Contract Years, we will calculate the percentage of your Account Value your Systematic Withdrawal Program payment represents based on your Account Value on the first Systematic Withdrawal Program payment date of that Contract Year. We will determine separately the Early Withdrawal Charge and any relevant factors (such as applicable exceptions) for each Systematic Withdrawal Program payment as of the date it is withdrawn from your Deferred Annuity.
Minimum Distribution
In order for You to comply with certain tax law provisions, You may be required to take money out of your Deferred Annuity. Rather than receiving your required minimum distribution in one annual lump-sum payment, You may request that we pay it to You in installments throughout the calendar year. However, we may require that You maintain a certain Account Value at the time You request these payments. We will terminate your participation in the program upon notification of your death.
CHARGES
There are two types of charges You pay while You have money in a Division:
•	Insurance-related charge (or Separate Account charge), and
•	Investment-related charge.
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We describe these charges below. The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the designation of the charge or associated with the particular Contract. For example, the Early Withdrawal Charge may not fully cover all of the sales and distribution expenses actually incurred by us, and proceeds from other charges, including the Separate Account charge, may be used in part to cover such expenses. We can profit from certain Contract charges.
The Separate Account charge You pay will not reduce the number of Accumulation Units credited to You. Instead, we deduct the charge as part of the calculation of the Accumulation Unit Value.
Separate Account Charge
You will pay an insurance-related charge for the Separate Account (also described in this prospectus as a “Base Contract Charge”) that is no more than 1.25% annually of the average value of the amount You have in the Separate Account. This charge pays us for general administrative expenses and for the mortality and expense risk of the Deferred Annuity. MetLife guarantees that the Separate Account insurance-related charge will not increase while You have this Deferred Annuity.
General administrative expenses we incur include financial, actuarial, accounting, and legal expenses.
The mortality portion of the insurance-related charge pays us for the risk that You may live longer than we estimated. Then, we could be obligated to pay You more in payments from a pay-out option than we anticipated. Also, we bear the risk that the guaranteed death benefit we would pay should You die during your “pay-in” phase is larger than your Account Value. We also bear the risk that our expenses in administering the Deferred Annuities may be greater than we estimated (expense risk).
Investment-Related Charge
This charge has two components. The first pays the investment managers for managing money in the Portfolios. The second consists of Portfolio operating expenses and 12b-1 Plan fees. Four classes of shares available to the Deferred Annuities have 12b-1 Plan fees, which pay for distribution expenses. The percentage You pay for the investment-related charge depends on which Divisions You select. Investment-related charges for each Portfolio for the previous year are listed in the Table of Expenses.
Annual Contract Fee
There is no Separate Account Annual Contract Fee.
•	For the Non-Qualified, Traditional IRA, Roth IRA and SEP Deferred Annuities, You pay a $20 annual fee from the Fixed Interest Account at the end of each Contract Year if your Account Value is less than $20,000 and You are not enrolled in the check-o-matic or automatic payroll deduction programs.
•	For the SIMPLE IRA Deferred Annuity, You pay a $20 annual fee from the Fixed Interest Account at the end of each Contract Year if your Account Balance is less than $20,000 and You do not make a purchase payment during the Contract Year.
Transfer Fee
Although we do not currently impose a transfer fee, we reserve the right to limit transfers as described above in “Transfer Privilege.” We reserve the right to impose a transfer fee. The amount of this fee will be no greater than $25 per transfer.
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Early Withdrawal Charges
An Early Withdrawal Charge of up to 7% may apply if You withdraw purchase payments within seven years of when they were credited to your Deferred Annuity. The Early Withdrawal Charge does not apply in certain situations or upon the occurrence of certain events or circumstances. To determine the Early Withdrawal Charge for Deferred Annuities, we treat your Fixed Interest Account and Separate Account as if they were a single account and ignore both your actual allocations and the Fixed Interest Account or Divisions from which the withdrawal is actually coming. To do this, we first assume that your withdrawal is from purchase payments that can be withdrawn without an Early Withdrawal Charge, then from other purchase payments on a “first-in-first-out” (oldest money first) basis and then from earnings. Once we have determined the amount of the Early Withdrawal Charge, we will then withdraw it from the Fixed Interest Account and the Divisions in the same proportion as the withdrawal is being made. In determining what the withdrawal charge is, we do not include earnings, although the actual withdrawal to pay it may come from earnings. However, if the Early Withdrawal Charge is greater than the available purchase payments, then we will take the Early Withdrawal Charges, in whole or in part, from your earnings.
For partial withdrawals, the Early Withdrawal Charge is determined by dividing the amount that is subject to the Early Withdrawal Charge by 100% minus the applicable percentage shown in the following chart. Then we will make the payment directed and withdraw the Early Withdrawal Charge. We will treat your request as a request for a full withdrawal if your Account Value is not sufficient to pay both the requested withdrawal and the Early Withdrawal Charge.
For a full withdrawal, we multiply the amount to which the withdrawal charge applies by the percentage shown, keep the result as an Early Withdrawal Charge and pay You the rest.
The Early Withdrawal Charge on purchase payments withdrawn is as follows:
During Purchase Payment Year	Percentage
1	7%
2	6%
3	5%
4	4%
5	3%
6	2%
7	1%
8 & Later	0%
The Early Withdrawal Charge reimburses us for our costs in selling the Deferred Annuities. We may use our profits (if any) from the mortality and expense risk charge to pay for our costs to sell the Deferred Annuities which exceed the amount of Early Withdrawal Charges we collect. However, we believe that our sales costs may exceed the Early Withdrawal Charges we collect. If so, we will pay the difference out of our general profits.
When No Early Withdrawal Charge Applies
In some cases, we will not charge You the Early Withdrawal Charge when You make a withdrawal. We may, however, ask You to prove that You meet one of the conditions listed below.
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General. We may elect to reduce or eliminate the amount of the early withdrawal Charge when the Contract is sold under circumstances which reduce our sales expenses. Some examples are: if there is a large group of individuals that will be purchasing the Contract, or if a prospective purchaser already had a relationship with us.
You do not pay an Early Withdrawal Charge:
•	On transfers You make within your Deferred Annuity among Divisions and transfers to or from the Fixed Interest Account.
•	On withdrawals of purchase payments You made over seven years ago.
•	If You choose payments over one or more lifetimes or for a period of at least five years (without the right to accelerate the payments).
•	If You die during the pay-in phase. Your beneficiary will receive the full death benefit without deduction.
•	If your Contract permits and your spouse is substituted as the purchaser of the Deferred Annuity and continues the Contract, that portion of the Account Value that equals the “step up” portion of the death benefit.
•	If You withdraw up to 10% of your Account Value each Contract Year. This 10% total withdrawal may be taken in an unlimited number of partial withdrawals during that Contract Year. Each time You make a withdrawal, we calculate what percentage your withdrawal represents at that time. Only when the total of these percentages exceeds 10% will You have to pay Early Withdrawal Charges.
•	If the withdrawal is required for You to avoid Federal income tax penalties or to satisfy Federal income tax rules or Department of Labor regulations that apply to your Deferred Annuity. This exception does not apply if You have a Non-Qualified or Roth IRA Deferred Annuity or if the withdrawal is to satisfy Section 72(t) requirements under the Code.
•	Because You accept an amendment converting your Traditional IRA Deferred Annuity to a Roth IRA Deferred Annuity.
•	Subject to availability in your state, if the Early Withdrawal Charge that would apply if not for this provision (1) would constitute less than 0.50% of your Account Value and (2) You transfer your total Account Value to certain eligible contracts issued by MetLife or one of its affiliated companies and we agree.
•	Except in the state of Massachusetts, on your first withdrawal to which an Early Withdrawal Charge would otherwise apply, and either You or your spouse:
•	Has been a resident of certain nursing home facilities for a minimum of 90 consecutive days; or
•	Is diagnosed with a terminal illness and not expected to live more than a year.
•	If You have transferred money which is not subject to a withdrawal charge (because You have satisfied contractual provisions for a withdrawal without the imposition of a contract withdrawal charge) from certain eligible MetLife contracts into the Deferred Annuity and the withdrawal is of these transferred amounts and we agree. Any purchase payments made after the transfer are subject to the usual Early Withdrawal Charge schedule.
When A Different Early Withdrawal Charge May Apply
If You transferred money from certain eligible MetLife contracts into a Deferred Annuity, You may have different Early Withdrawal Charges for these transferred amounts. Any purchase payments made after the transfer are subject to the usual Early Withdrawal Charge schedule.
•	Amounts transferred before January 1, 1996:
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We credit your transfer amounts with the time You held them under your original Contract. Or, if it will produce a lower charge, we use the following schedule to determine Early Withdrawal Charges (determined as previously described) for transferred amounts from your original Contract:
During Purchase Payment Year	Percentage
1	5%
2	4%
3	3%
4	2%
5	1%
6 and Beyond	0%
•	Amounts transferred on or after January 1, 1996:
•	For certain Contracts which we issued at least two years before the date of transfer (except as noted below), we apply the withdrawal charge under your original Contract but not any of the original Contract’s exceptions or reductions to the withdrawal charge percentage that do not apply to a Deferred Annuity. Or, if it will produce a lower charge, we use the following schedule to determine Early Withdrawal Charges for transferred amounts from your original Contract:

During Transfer Year	Percentage
1	5%
2	4%
3	3%
4	2%
5	1%
6 and Beyond	0%
•	If we issued the other Contract less than two years before the date of the transfer or it has a separate withdrawal charge for each purchase payment, we treat your purchase payments under the other Contract as if they were made under the Deferred Annuity as of the date we received them under that Contract.
•	Alternatively, if provided for in your Deferred Annuity, we credit your purchase payments with the time You held them under your original Contract.
Divorce. A withdrawal made pursuant to a divorce or separation agreement is subject to the same Withdrawal Charge provisions described in this section, if permissible under tax law. In addition, the withdrawal will reduce the Account Value and the death benefit. The withdrawal could have a significant negative impact on the death benefit.
BENEFITS AVAILABLE UNDER THE CONTRACT
The following table summarizes information about the benefits available under the Contract:
Name of Benefit	Purpose	Is Benefit Standard or Optional?	Maximum Fee	Brief Description of Restrictions/ Limitations
Standard Death	Guarantees that the	Standard	None	• Withdrawals could
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Name of Benefit	Purpose	Is Benefit Standard or Optional?	Maximum Fee	Brief Description of Restrictions/ Limitations
Benefit	death benefit will not be less than the greatest of (1) your Account Value; (2) Your highest Account Value as of December 31 following the end of your fifth Contract Year and at the end of every other five year period. In any case, less any later partial withdrawals, fees and charges; or (3) the total of all of your purchase payments less any partial withdrawals (including any applicable Early Withdrawal Charge)			significantly reduce the benefit.
The Equity Generator®:	An amount equal to the interest earned in the Fixed Interest Account is transferred monthly to any one Division based on your selection. If your Fixed Interest Account Balance at the time of a scheduled transfer is zero, this strategy is automatically discontinued.	Standard	None	• Benefit limits available investment options. • If your Fixed Interest Account Balance at the time of a scheduled transfer is zero, this strategy is automatically discontinued.
The Equalizer SM:	You start with equal amounts of money in the Fixed Interest Account and your choice of either the MetLife Stock Index Division or the Frontier Mid Cap Growth Division. Each quarter, amounts are transferred between the Fixed Interest Account and your chosen Division to make the value of each	Standard	None	• Benefit limits available investment options.
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Name of Benefit	Purpose	Is Benefit Standard or Optional?	Maximum Fee	Brief Description of Restrictions/ Limitations
equal.
The Rebalancer®:	You select a specific asset allocation for your entire Account Balance from among the Divisions and the Fixed Interest Account, if available. Each quarter we transfer amounts among these options to bring the percentage of your Account Balance in each option back to your original allocation.	Standard	None	• Benefit limits available investment options. • In the future, we may permit You to allocate less than 100% of your Account Balance to this strategy.
The Index Selector®:	You may select one of five asset allocation models which are designed to correlate to various risk tolerance levels. Each quarter the percentage in each of the Divisions in which the model invests and any Fixed Interest Account is brought back to the selected model percentage by transferring amounts among the Divisions and any Fixed Interest Account	Standard	None	• Benefit limits available investment options.
The Allocator SM:	Transfers a dollar amount of your choice from the Fixed Interest Account to any of the Divisions you choose on a monthly basis.	Standard	None	• A minimum periodic transfer of $50 is required. • Once your Fixed Interest Account Value is exhausted, this strategy is automatically discontinued.
Systematic Withdrawal Program	Automatically withdraws a specific	Standard	None	• Not available under the 457(b) Deferred
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Name of Benefit	Purpose	Is Benefit Standard or Optional?	Maximum Fee	Brief Description of Restrictions/ Limitations
dollar amount or a percentage of your Account Balance of your choice each Contract Year.	Annuity issued to tax-exempt organizations.
• Not available in all states.
• Income taxes, tax penalties and Withdrawal Charges may apply to your withdrawals.
• Subject to our required minimums and administrative restrictions.
• Not available in conjunction with any automated investment strategy.
Death Benefit
One of the insurance guarantees we provide You under your Deferred Annuity is that your beneficiaries will be protected during the “pay-in” phase against market downturns. You name your beneficiary(ies). If You die during the pay-in phase, the death benefit the beneficiary receives will be the greatest of:
•	Your Account Value;
•	Your highest Account Value as of December 31 following the end of your fifth Contract Year and at the end of every other five year period. In any case, less any later partial withdrawals, fees and charges; or
•	The total of all of your purchase payments less any partial withdrawals (including any applicable Early Withdrawal Charge).
The death benefit is determined as of the end of the business day on which we receive both due proof of death and an election for the payment method.
If we are notified of your death before any requested transaction is completed (including transactions under automated investment strategies, the minimum distribution program and the Systematic Withdrawal Program), we will cancel the request. As described above, the death benefit will be determined when we receive proof of death and an election for the payment method.
Until the beneficiary (or each beneficiary if there are multiple beneficiaries) submits the necessary documentation in Good Order, the Account Value attributable to his/her portion of the death benefit remains in the Divisions and is subject to investment risk.
Where there are multiple beneficiaries, the death benefit will only be determined as of the time the first beneficiary submits the necessary documentation in Good Order. If the death benefit payable is an amount that exceeds the Account Value on the day it is determined, we will apply to the Contract an amount equal to the difference between the death benefit payable and the Account Value in accordance with the current allocation of
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the Account Value. The remaining death benefit amounts are held in the Divisions until each of the other beneficiaries submits the necessary documentation in Good Order to claim his/her death benefit. Any death benefit amounts held in the Divisions on behalf of the remaining beneficiaries are subject to investment risk. There is no additional death benefit guarantee.
Your beneficiary has the option to apply the death benefit (less any applicable premium and other taxes) to a pay-out option offered under your Deferred Annuity. Your beneficiary may, however, decide to take the payment in one sum, including either by check, by placing the amount in an account that earns interest, or by any other method of payment that provides the beneficiary with immediate and full access to the proceeds, or under other settlement options that we may make available.
If permitted in the Contract, if the beneficiary is your spouse, he/she may be substituted as the purchaser of the Deferred Annuity and continue the Contract under the terms and conditions of the Contract that applied prior to the Owner’s death, with certain exceptions described in the Contract. In that case, the Account Value will be reset to equal the death benefit on the date the spouse continues the Deferred Annuity. (Any additional amounts added to the Account Value will be allocated in the same proportions to each balance in a Division and the Fixed Interest Account as each bears to the total Account Value.) If the spouse continues the Deferred Annuity, the death benefit is calculated as previously described, except, all values used to calculate the death benefit, which may include highest Account Value as of December 31 following the end of the fifth Contract Year and every other five-year period, are reset on the date the spouse continues the Deferred Annuity. Your spouse may make additional purchase payments and transfers and exercise any other rights as a purchaser of the Contract. Any applicable Early Withdrawal Charges will be assessed against future withdrawals.
Your beneficiary may also continue the Traditional IRA Deferred Annuity in your name. In that case the Account Value is reset to equal the death benefit on the date the beneficiary submits the necessary documentation in Good Order. (Any additional amounts added to the Account Value will be allocated in the same proportions to each balance in a Division and the Fixed Interest Account as each bears to the total Account Value.) There is no second death benefit payable upon the death of the beneficiary. Your beneficiary may not make additional purchase payments; he or she is permitted to make transfers. Your beneficiary will not bear any Early Withdrawal Charges.
There is no death benefit after the pay-out phase begins, however, depending on the pay-out option you select, any remaining guarantee will be paid to your beneficiary.
Total Control Account
The beneficiary may elect to have the Contract’s death proceeds paid through a settlement option called the Total Control Account, subject to our current established administrative procedures and requirements. The Total Control Account is an interest-bearing account through which the beneficiary has immediate and full access to the proceeds, with unlimited draft writing privileges. We credit interest to the account at a rate that will not be less than a guaranteed minimum annual effective rate. You may also elect to have any Contract surrender proceeds paid into a Total Control Account established for You.
Assets backing the Total Control Account are maintained in our general account and are subject to the claims of our creditors. We will bear the investment experience of such assets; however, regardless of the investment experience of such assets, the interest credited to the Total Control Account will never fall below the applicable guaranteed minimum annual effective rate. Because we bear the investment experience of the assets backing the Total Control Account, we may receive a profit from these assets. The Total Control Account is not insured by the FDIC or any other governmental agency.
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Pay-Out Options (or Income Options)
You may convert your Deferred Annuity into a regular stream of income after your “pay-in” or “accumulation” phase. The pay-out phase is often referred to as either “annuitizing” your Contract or taking an income annuity. When You select your pay-out option, You will be able to choose from the range of options we then have available. You have the flexibility to select a stream of income to meet your needs. If You decide You want a pay-out option, we withdraw some or all of your Account Value (less any premium taxes and applicable Contract fees), then we apply the net amount to the option. (See “Income Taxes” for a discussion of partial annuitization.) You are not required to hold your Deferred Annuity for any minimum time period before You may annuitize. However, if You annuitize within two years of purchasing the Deferred Annuity, a $350 Contract fee applies. We are currently waiving this fee. The variable pay-out option may not be available in all states.
When considering a pay-out option, You should think about whether You want:
•	Payments guaranteed by us for the rest of your life (or for the rest of two lives) or for a specified period;
•	A fixed dollar payment or a variable payment; and
•	A refund feature.
Your income payment amount will depend upon your choices. For lifetime options, the age and sex (where permitted) of the measuring lives (annuitants) will also be considered. For example, if You select a pay-out option guaranteeing payments for your lifetime and your spouse’s lifetime, your payments will typically be lower than if You select a pay-out option with payments over only your lifetime. The terms of the Contract supplement to your Deferred Annuity will determine when your income payments start and the frequency with which You will receive your income payments. If You do not tell us otherwise, your Fixed Interest Account Value will be used to provide a Fixed Income Option and your Separate Account Value will be used to provide a variable pay-out income option.
You can change or extend the date income payments begin at any time before the date specified in the Contract with 30 days prior notice to us (subject to restrictions that may apply in your state, restrictions imposed by your selling firm and our current established administrative procedures).
Please be aware that once your Contract is annuitized, You are ineligible to receive the death benefit.
Because the features of variable pay-out options in the Deferred Annuities are identical to the features of Income Annuities, please read the sections under the “Income Annuities” heading for more information about the available income types and the value of your income payments, reallocations and charges of your Contract in the pay-out phase.
INCOME ANNUITIES
Income Annuities provide You with a regular stream of payments for either your lifetime or a specific period. You may choose the frequency of your income payments. For example, You may receive your payments on a monthly, quarterly, semi-annual or annual basis. You have the flexibility to select a stream of income to meet your needs. Income Annuities can be purchased so that You begin receiving payments immediately or You can apply the Account Value of your Deferred Annuity to a pay-out option to receive payments during your “pay-out” phase. With an Income Annuity purchased as an immediate annuity and not as a pay-out option to receive payments during your “pay-out” phase, You may defer receiving payments from us for one year after You have purchased an immediate annuity. You bear any investment risk during any deferral period. We no longer offer the Income Annuities.
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We do not guarantee that your variable payments will be a specific amount of money. You may choose to have a portion of the payment fixed and guaranteed under the Fixed Income Option. If You annuitize your Deferred Annuity and should our current annuity rates for a fixed pay-out option for this type of Deferred Annuity provide for greater payments than those guaranteed in your Contract, the greater payment will be made.
Using proceeds from the following types of arrangements, You may purchase Income Annuities to receive immediate payments:
• Non-Qualified	• Roth IRA	• SIMPLE IRA
• Traditional IRA	• SEP IRA
If You have accumulated amounts in any of your employer’s, association’s or group’s investment vehicles (for example, Traditional IRAs, Roth IRAs, 401(k)s, Keoghs, 401(a)s, 403(b)s or 457s or SIMPLE IRAs after two years), your lump sum rollover or transfer from that investment vehicle may be used to purchase an appropriate Income Annuity as long as applicable Federal income tax requirements are met.
If your retirement plan has purchased an Income Annuity, your choice of pay-out options may be subject to the terms of the plan. We may rely on your employer’s or plan administrator’s statements to us as to the terms of the plan or your entitlement to any payments. We will not be responsible for interpreting the terms of your plan. You should review your plan document to see how You may be affected.
Income Payment Types
Currently, we provide You with a wide variety of income payment types to suit a range of personal preferences. You decide the income payment type for your Income Annuity when You decide to take a pay-out option or at application. The decision is irrevocable.
There are three people who are involved in payments under your Income Annuity:
•	Owner: the person or entity which has all rights under the Income Annuity including the right to direct who receives payment.
•	Annuitant: the person whose life is the measure for determining the duration and sometimes the dollar amount of payments.
•	Beneficiary: the person who receives continuing payments or a lump sum payment if the Owner dies. Many times, the Owner and the Annuitant are the same person.
When deciding how to receive income, consider:
•	The amount of income You need;
•	The amount You expect to receive from other sources;
•	The growth potential of other investments; and
•	How long You would like your income to last.
Your income payment amount will depend in large part on the type of income payment You choose. For example, if You select a “Lifetime Income Annuity for Two,” your payments will typically be lower than if You select a “Lifetime Income Annuity.” Income payment types that guarantee that payments will be made for a certain number of years regardless of whether the Annuitant or Joint Annuitant is alive (such as Lifetime Income Annuity with a Guarantee Period and Lifetime Income Annuity for Two with a Guarantee Period, as defined below) result in income payments that are smaller than with income payment types without such a guarantee (such as Lifetime Income Annuity and
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Lifetime Income Annuity for Two, as defined below). In addition, to the extent the income payment type has a guarantee period, choosing a shorter guarantee period will result in each income payment being larger. Where required by state law or under a qualified retirement plan, the Annuitant’s sex will not be taken into account in calculating income payments. Annuity rates will not be less than those guaranteed in the Contract at the time of purchase for the AIR and income payment type elected. Due to underwriting, administrative or Code considerations, the choice of the percentage reduction and/or the duration of the guarantee period may be limited. We reserve the right to commute or to otherwise pay the value of any remaining income payments over a period which would comply with Federal income tax law. Tax rules with respect to decedent Contracts may prohibit election of Lifetime Income for Two income types and/or may also prohibit payments for as long as the Owner’s life in certain circumstances. The terms of your Contract will determine when your income payments start and the frequency with which You will receive your income payments. When You select an income type, it will apply to both fixed income payments and variable income payments.
We reserve the right to limit or stop issuing any of the income types currently available based upon legal requirements or other considerations.
The following income payment types are available:
Lifetime Income Annuity: A variable income that is paid as long as the Annuitant is living.
Lifetime Income Annuity with a Guarantee Period: A variable income that continues as long as the Annuitant is living but is guaranteed to be paid for a number of years. If the Annuitant dies before all of the guaranteed payments have been made, payments are made to the Owner of the annuity until the end of the guaranteed period. If the Owner dies during the guarantee period, payments will be made to the beneficiary in accordance with the Code. No payments are made once the guarantee period has expired and the Annuitant is no longer living.
Lifetime Income Annuity with a Refund: A variable income that is paid as long as the Annuitant is living and guarantees that the total of all income payments will not be less than the purchase payment that we received. If the Annuitant dies before the total of all income payments received equals the purchase payment, we will pay the Owner (or the beneficiary, if the Owner is not living) the difference in a lump sum.
Lifetime Income Annuity for Two: A variable income that is paid to the Annuitant(s) as long as the Contract Owner is living. After the Contract Owner dies, payments continue to be made to the Annuitant(s) either for (1) life (provided certain Federal tax law requirements are met) or (2) ten (10) years. Payments made for life to the Annuitant after the death of the Contract Owner may be the same as those made while the Contract Owner was living or may be a smaller percentage that is selected when the annuity is first converted to an income stream. No payments are made once the Annuitants are no longer living.
Lifetime Income Annuity for Two with a Guarantee Period: A variable income that continues as long as either of the two Annuitants is living but is guaranteed to be paid (unreduced by any percentage selected) for a number of years. If both Annuitants die before all of the guaranteed payments have been made, payments are made to the Owner of the annuity until the end of the guaranteed period. If the Owner dies during the guarantee period, payments will be made to the beneficiary in accordance with the Code. If one Annuitant dies after the guarantee period has expired, payments continue to be made as long as the other Annuitant is living. In that event, payments may be the same as those made while both Annuitants were living or may be a smaller percentage that is selected when the annuity is purchased. No payments are made once the guarantee period has expired and both Annuitants are no longer living.
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Lifetime Income Annuity for Two with a Refund: A variable income that is paid as long as either Annuitant is living and guarantees that all income payments will not be less than the purchase payment that we received. After one Annuitant dies, payments continue to be made as long as the other Annuitant is living. In that event, payments may be the same as those made while both Annuitants were living or may be a smaller percentage that is selected when the annuity is purchased. If both Annuitants die before the total of all income payments received equals the purchase payment, we will pay the Owner (or the beneficiary, if the Owner is not living) the difference in a lump sum.
Income Annuity for a Guaranteed Period: A variable income payable for a guaranteed period of 5 to 30 years. As an administrative practice, we will consider factors such as your age and life expectancy in determining whether to issue a Contract with this income payment type. If the Owner dies before the end of the guarantee period, payments are made to the beneficiary in accordance with the Code. No payments are made after the guarantee period has expired.
Minimum Size of Your Income Payment
Your initial income payment must be at least $50. If You live in Massachusetts, the initial income payment must be at least $20. This means the amount used from a Deferred Annuity to provide a pay-out option must be large enough to provide this minimum initial income payment.
Allocation
You decide what portion of your income payment is allocated among the Fixed Income Option and the Divisions.
The Value of Your Income Payments
Amount of Income Payments
Variable income payments from a Division will depend upon the number of Annuity Units held in that Division (described below) and the Annuity Unit Value (described later) as of the 10th day prior to a payment date.
The initial variable income payment is computed based on the amount of the purchase payment applied to the specific Division (net any applicable premium tax owed or Contract charge), the AIR, the age of the measuring lives and the income payment type selected. The initial payment amount is then divided by the Annuity Unit Value for the Division to determine the number of Annuity Units held in that Division. The number of Annuity Units held remains fixed for the duration of the Contract if no reallocations are made.
The dollar amount of subsequent variable income payments will vary with the amount by which investment performance is greater or less than the AIR.
Each Deferred Annuity provides that, when a pay-out option is chosen, the payment will not be less than the payment produced by the then-current Fixed Income Option purchase rates for that Contract class. The purpose of this provision is to assure the Annuitant that, at retirement, if the Fixed Income Option purchase rates for new Contracts are significantly more favorable than the rates guaranteed by a Deferred Annuity of the same class, the Owner will be given the benefit of the higher rates.
Annuity Units
Annuity Units are credited to You when You make a purchase payment or make a reallocation into a Division. Before we determine the number of Annuity Units to credit to You, we reduce a purchase payment (but not a
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reallocation) by any premium taxes and the Contract fee, if applicable. We then compute an initial income payment amount using the AIR, your income payment type and the age and sex (where permitted) of the measuring lives. We then divide the initial income payment (allocated to a Division) by the Annuity Unit Value on the date of the transaction. The result is the number of Annuity Units credited for that Division. The initial variable income payment is a hypothetical payment which is calculated based upon the AIR. The initial variable income payment is used to establish the number of Annuity Units. It is not the amount of your actual first variable income payment unless your first income payment happens to be within 10 days after we issue the Income Annuity. When You reallocate an income payment from a Division, Annuity Units supporting that portion of your income payment in that Division are liquidated.
AIR
Your income payments are determined by using the AIR to benchmark the investment experience of the Divisions You select. We currently offer a 3% and 4% AIR. Certain states may require a different AIR or a cap on what AIR may be chosen. The higher your AIR, the higher your initial variable income payment will be. Your next payment will increase approximately in proportion to the amount by which the investment experience (for the time period between the payments) for the underlying Portfolio minus the Separate Account charge (the resulting number is the net investment return) exceeds the AIR (for the time period between the payments). Likewise, your next payment will decrease to the approximate extent the investment experience (for the time period between the payments) for the underlying Portfolio minus the Separate Account charge (the net investment return) is less than the AIR (for the time period between the payments). A lower AIR will result in a lower initial variable income payment, but subsequent variable income payments will increase more rapidly or decline more slowly than if You had elected a higher AIR as changes occur in the investment experience of the Divisions.
The amount of each variable income payment is determined 10 days prior to your income payment date. If your first income payment is scheduled to be paid less than 10 days after your Contract’s issue date, then the amount of that payment will be determined on your Contract’s issue date.
The initial variable income payment is a hypothetical payment which is calculated based on the AIR. This initial variable income payment is used to establish the number of Annuity Units. It is not the amount of your actual first variable income payment unless your first income payment happens to be within 10 days after we issue the Income Annuity.
Valuation
This is how we calculate the Annuity Unit Value for each Division:
•	First, we determine the change in investment experience (which reflects the deduction for any investment-related charge) for the underlying Portfolio from the previous trading day to the current trading day;
•	Next, we subtract the daily equivalent of your insurance-related charge or Separate Account charge (general administrative expenses and mortality and expense risk charges) for each day since the last day the Annuity Unit Value was calculated; the resulting number is the net investment return;
•	Then, we multiply by an adjustment based on your AIR for each day since the last Annuity Unit Value was calculated; and
•	Finally, we multiply the previous Annuity Unit Value by this result.
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Reallocations
You may make reallocations among the Divisions or from the Divisions to the Fixed Income Option. Once You reallocate your income payment into the Fixed Income Option You may not later reallocate amounts from the Fixed Income Option to the Divisions. If You reside in certain states You may be limited to four options (including the Fixed Interest Option).
Currently, there is no charge to make a reallocation. Your request for a reallocation tells us to move, in accordance with your instructions, the underlying Portfolio shares we have designated in the Divisions or other funds to generate your income payments.
Reallocations will be made as of the end of a business day, at the close of the Exchange, if received in Good Order prior to the close of the Exchange on that business day. All other reallocation requests in Good Order will be processed on the next business day.
For us to process a reallocation, You must tell us:
•	The percentage of the income payment to be reallocated;
•	The Divisions from which You want the income payment to be reallocated; and
•	The Divisions or Fixed Income Option (and the percentages allocated to each) to which You want the income payment to be reallocated.
When You request a reallocation from a Division to the Fixed Income Option, the payment amount will be adjusted at the time of reallocation. Your payment may either increase or decrease due to this adjustment. The adjusted payment will be calculated in the following manner.
•	First, we update the income payment amount to be reallocated from the Division based upon the applicable Annuity Unit Value at the time of the reallocation;
•	Second, we use the AIR to calculate an updated annuity purchase rate based upon your age, if applicable, and expected future income payments at the time of the reallocation;
•	Third, we calculate another updated annuity purchase rate using our current annuity purchase rates for the Fixed Income Option on the date of your reallocation; and
•	Finally, we determine the adjusted payment amount by multiplying the updated income amount determined in the first step by the ratio of the annuity purchase rate determined in the second step divided by the annuity purchase rate determined in the third step.
When You request a reallocation from one Division to another, Annuity Units in one Division are liquidated and Annuity Units in the other Division are credited to You. There is no adjustment to the income payment amount. Future income payment amounts will be determined based on the Annuity Unit Value for the Division to which You have reallocated.
You generally may make a reallocation on any day the Exchange is open. At a future date we may limit the number of reallocations You may make, but never to fewer than one a month. If we do so, we will give You advance written notice. We may limit a beneficiary’s ability to make a reallocation.
Here are examples of the effect of a reallocation on the income payment:
•	Suppose You choose to reallocate 40% of your income payment supported by Division A to the Fixed Income Option and the recalculated income payment supported by Division A is $100. Assume that the updated annuity purchase rate based on the AIR is $125, while the updated annuity purchase rate based on fixed income
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annuity pricing is $100. In that case, your income payment from the Fixed Income Option will be increased by $40 x ($125 ÷ $100) or $50, and your income payment supported by Division A will be decreased by $40. (The number of Annuity Units in Division A will be decreased as well.)
•	Suppose You choose to reallocate 40% of your income payment supported by Division A to Division B and the recalculated income payment supported by Division A is $100. Then, your income payment supported by Division B will be increased by $40 and your income payment supported by Division A will be decreased by $40. (Changes will be made to the number of Annuity Units in both Divisions as well.)
Restrictions on Transfers
Restrictions on Frequent Transfers/Reallocations. Frequent requests from Contract Owners or participants/Annuitants to make transfers/reallocations may dilute the value of a Portfolio’s shares if the frequent transfers/reallocations involve an attempt to take advantage of pricing inefficiencies created by a lag between a change in the value of the securities held by the Portfolio and the reflection of that change in the Portfolio’s share price (“arbitrage trading”). Frequent transfers/reallocations involving arbitrage trading may adversely affect the long-term performance of the Portfolios, which may in turn adversely affect Contract Owners and other persons who may have an interest in the Contracts (e.g., participants/Annuitants).
We have policies and procedures that attempt to detect and deter frequent transfers/reallocations in situations where we determine there is a potential for arbitrage trading. Currently, we believe that such situations may be presented in the international, small-cap, and high-yield investment Portfolios. In addition, as described below, we intend to treat all American Funds® as Monitored Portfolios. We monitor transfer/reallocation activity in the following Monitored Portfolios:
American Funds Global Small Capitalization Fund
Baillie Gifford International Stock Portfolio
Clarion Global Real Estate Portfolio
Harris Oakmark International Portfolio
Invesco Global Equity Portfolio
Invesco Small Cap Growth Portfolio
Loomis Sayles Global Allocation Portfolio
Loomis Sayles Small Cap Core Portfolio
Loomis Sayles Small Cap Growth Portfolio
MetLife MSCI EAFE® Index Portfolio
MetLife Russell 2000® Index Portfolio
MFS® Research International Portfolio
Neuberger Berman Genesis Portfolio
T. Rowe Price Small Cap Growth Portfolio
Western Asset Management Strategic Bond Opportunities Portfolio
We employ various means to monitor transfer/reallocation activity, such as examining the frequency and size of transfers/reallocations into and out of the Monitored Portfolios within given periods of time. For example, we currently monitor transfer/reallocation activity to determine if, for each category of international, small-cap, and high-yield Portfolios, in a 12-month period there were (1) six or more transfers/reallocations involving the given category; (2) cumulative gross transfers/reallocations involving the given category that exceed the current Account Value; and (3) two or more “round-trips” involving any Monitored Portfolio in the given category. A round-trip generally is defined as a transfer/reallocation in followed by a transfer/reallocation out within the next seven calendar days or a transfer/reallocation out followed by a transfer/reallocation in within the next seven calendar
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days, in either case subject to certain other criteria. We do not believe that other Portfolios present a significant opportunity to engage in arbitrage trading and therefore do not monitor transfer/reallocation activity in those Portfolios. We may change the Monitored Portfolios at any time without notice in our sole discretion.
As a condition to making their Portfolios available in our products, American Funds® requires us to treat all American Funds Portfolios as Monitored Portfolios under our current frequent transfer/reallocation policies and procedures.
Further, American Funds® requires us to impose additional specified monitoring criteria for all American Funds Portfolios available under the Contract, regardless of the potential for arbitrage trading. We are required to monitor transfer/reallocation activity in American Funds Portfolios to determine if there were two or more transfers/reallocations in followed by transfers/reallocations out, in each case of a certain dollar amount or greater, in any 30-day period. A first violation of the American Funds® monitoring policy will result in a written notice of violation; each additional violation will result in the imposition of a six-month restriction during which period we will require all transfer/reallocation requests to or from an American Funds Portfolio to be submitted with an original signature. Further, as Monitored Portfolios, all American Funds Portfolios also will be subject to our current frequent transfer/reallocation policies, procedures and restrictions (described below), and transfer/reallocation restrictions may be imposed upon a violation of either monitoring policy.
Our policies and procedures may result in transfer/reallocation restrictions being applied to deter frequent transfers/reallocations. Currently, when we detect transfer/reallocation activity in the Monitored Portfolios that exceeds our current transfer/reallocation limits, we require future requests to or from any Monitored Portfolios under that Contract to be submitted in writing with an original signature. A first occurrence will result in a warning letter; a second occurrence will result in the imposition of this restriction for a six-month period; a third occurrence will result in the permanent imposition of this restriction. Transfers made under a dollar cost averaging program, a rebalancing program or, if applicable, any asset allocation program described in this Prospectus are not treated as transfers when we monitor the frequency of transfers.
The detection and deterrence of harmful transfer/reallocation activity involves judgments that are inherently subjective, such as the decision to monitor only those Portfolios that we believe are susceptible to arbitrage trading or the determination of the transfer/reallocation limits. Our ability to detect and/or restrict such transfer/reallocation activity may be limited by operational and technological systems, as well as our ability to predict strategies employed by Contract Owners or participants/Annuitants to avoid such detection. Our ability to restrict such transfer/reallocation activity also may be limited by provisions of the Contract. Accordingly, there is no assurance that we will prevent all transfer/reallocation activity that may adversely affect Contract Owners or participants/Annuitants and other persons with interests in the Contracts. We do not accommodate frequent transfers/reallocations in any Portfolio and there are no arrangements in place to permit any Contract Owner or participant/Annuitant to engage in frequent transfers/reallocations; we apply our policies and procedures without exception, waiver or special arrangement.
The Portfolios may have adopted their own policies and procedures with respect to frequent transfers/reallocations in their respective shares, and we reserve the right to enforce these policies and procedures. For example, Portfolios may assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period. The prospectuses for the Portfolios describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Although we may not have the contractual authority or the operational capacity to apply the frequent transfer/reallocation policies and procedures of the Portfolios, we have entered into a written agreement, as required by SEC regulation, with each Portfolio or its principal underwriter that obligates us to provide to the Portfolio promptly upon request certain information about the trading activity of individual Contract Owners, and to execute instructions from the Portfolio to restrict or prohibit
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further purchases or transfers/reallocations by specific Contract Owners who violate the frequent transfer/reallocation policies established by the Portfolio.
In addition, Contract Owners or participants/Annuitants and other persons with interests in the Contracts should be aware that the purchase and redemption orders received by the Portfolios generally are “omnibus” orders from intermediaries, such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the Portfolios in their ability to apply their frequent transfer/reallocation policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the Portfolios (and thus Contract Owners or participants/Annuitants) will not be harmed by transfer/reallocation activity relating to the other insurance companies and/or retirement plans that may invest in the Portfolios. If a Portfolio believes that an omnibus order reflects one or more transfer/reallocation requests from Contract Owners engaged in frequent transfer/reallocation trading activity, the Portfolio may reject the entire omnibus order.
In accordance with applicable law, we reserve the right to modify or terminate the transfer/reallocation privilege at any time. We also reserve the right to defer or restrict the transfer/reallocation privilege at any time that we are unable to purchase or redeem shares of any of the Portfolios, including any refusal or restriction on purchases or redemptions of their shares as a result of their own policies and procedures on frequent transfers/reallocations (even if an entire omnibus order is rejected due to the frequent transfers/reallocations of a single Contract Owner or participant/Annuitant). You should read the Portfolio prospectuses for more details.
Restrictions on Large Transfers/Reallocations. Large transfers/reallocations may increase brokerage and administrative costs of the underlying Portfolios and may disrupt portfolio management strategy, requiring a Portfolio to maintain a large cash position and possibly resulting in lost investment opportunities and forced liquidations. We do not monitor for large transfers/reallocations to or from Portfolios except where the Portfolio manager of a particular underlying Portfolio has brought large transfer/reallocation activity to our attention for investigation on a case-by-case basis. For example, some portfolio managers have asked us to monitor for “block transfers” where transfer/reallocation requests have been submitted on behalf of multiple Contract Owners by a third party such as an investment adviser. When we detect such large trades, we may impose restrictions similar to those described above where future transfer/reallocation requests from that third party must be submitted in writing with an original signature. A first occurrence will result in a warning letter; a second occurrence will result in the imposition of this restriction for a six-month period; a third occurrence will result in the permanent imposition of the restriction.
select. Investment-related charges for each Portfolio for the previous year are listed in the Table of Expenses.
CYBERSECURITY RISKS
Our variable annuity contract business is largely conducted through digital communications and data storage networks and systems operated by us and our service providers or other business partners (e.g., the Portfolios and the firms involved in the distribution and sale of our variable annuity contracts). For example, many routine operations, such as processing your requests and elections and day-to-day record keeping, are all executed through computer networks and systems.
We have established administrative and technical controls and a business continuity plan to protect our operations against cybersecurity breaches. Despite these protocols, a cybersecurity breach could have a material, negative impact on MetLife and the Separate Account, as well as you and your Contracts. Our operations also could be
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negatively affected by a cybersecurity breach at a third party, such as a governmental or regulatory authority or another participant in the financial markets.
Cybersecurity breaches can be intentional or unintentional events, and can occur through unauthorized access to computer systems, networks or devices; infection from computer viruses or other malicious software code; or attacks that shut down, disable, slow or otherwise disrupt operations, business processes or website access or functionality. Cybersecurity breaches can interfere with our processing of Contract transactions, including the processing of transfer orders from our website or with the Portfolios; impact our ability to calculate Accumulation Unit Values; cause the release and possible destruction of your confidential information or business information; or impede order processing or cause other operational issues. Although we continually make efforts to identify and reduce our exposure to cybersecurity risk, there is no guarantee that we will be able to successfully manage this risk at all times.
Premium and Other Taxes
Some jurisdictions tax what are called “annuity considerations.” We deduct money to pay “premium” taxes (also known as “annuity” taxes) when You make the purchase payment.
Premium taxes, if applicable, depend on the Contract You purchased and your home state or jurisdiction. A chart in Appendix B shows the jurisdictions where premium taxes are charged and the amount of these taxes.
We also reserve the right to deduct from purchase payments, withdrawals or income payments, any taxes (including but not limited to premium taxes) paid by us to any government entity relating to the Contract. Examples of these taxes include, but are not limited to, generation skipping transfer tax or a similar excise tax under Federal or state tax law which is imposed on payments we make to certain persons and income tax withholdings on withdrawals and income payments to the extent required by law. We will, at our sole discretion, determine when taxes relate to the Contract. We may, at our sole discretion, pay taxes when due and deduct the corresponding amount from income payments at a later date. Payment at an earlier date does not waive any right we may have to deduct amounts at a later date.
We reserve the right to deduct from the Contract for any income taxes which we incur because of the Contract. In general, we believe under current Federal income tax law, we are entitled to hold reserves with respect to the Contract that offset Separate Account income. If this should change, it is possible we could incur income tax with respect to the Contract, and in that event we may deduct such tax from the Contract. At the present time, however, we are not incurring any such income tax or making any such deductions.
Free Look
You may cancel your Contract within a certain time period. This is known as a “free look.” We must receive your request to cancel in writing by the appropriate day in your state, which varies from state to state. The time period may also vary depending on your age and whether You purchased your Contract from us directly, through the mail or with money from another annuity or life insurance policy. Depending on state law, we may refund (i) all of your purchase payments or (ii) your Account Value as of the date your refund request is received at your Administrative Office in Good Order (this means you bear the risk of any decline in the value of your Contract due to the performance of the Divisions during the Free Look period).
Presently, MetLife offers another deferred annuity which has different features and different charges and expenses than the Deferred Annuity. Currently, MetLife is offering holders of the Deferred Annuity the ability to exchange the Deferred Annuity for this other deferred annuity, if certain criteria are met and if we believe the exchange is
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appropriate. The exchange offer is not approved in all states. Those Contract Owners who are interested in receiving more information about the exchange offer should contact their representative.
GENERAL INFORMATION
Administration
All transactions will be processed in the manner described below.
Purchase Payments
Send your purchase payments, by check, cashier’s check or certified check made payable to “MetLife,” to your Administrative Office or a MetLife sales office, if that office has been designated for this purpose. (We reserve the right to receive purchase payments by other means acceptable to us.) We do not accept cash, money orders or traveler’s checks. We will provide You with all necessary forms. We must have all documents in Good Order to credit your purchase payments.
We reserve the right to refuse purchase payments made via a personal check in excess of $100,000. Purchase payments over $100,000 may be accepted in other forms, including but not limited to, EFT/wire transfers, certified checks, corporate checks, and checks written on financial institutions. The form in which we receive a purchase payment may determine how soon subsequent disbursement requests may be fulfilled. (See “Access To Your Money.”) If You send your purchase payments or transaction requests to an address other than the one we have designated for receipt of such purchase payments or requests, we may return the purchase payment to You, or there may be delay in applying the purchase payment or transaction to your Contract.
Purchase payments (including any portion of your Account Value under a Deferred Annuity which You apply to a pay-out option) are effective and valued as of the close of the Exchange, on the day we receive them in Good Order at your Administrative Office, except when they are received:
•	On a day when the Accumulation Unit Value/Annuity Unit Value is not calculated, or
•	After the close of the Exchange.
In those cases, the purchase payments will be effective the next day the Accumulation Unit Value or Annuity Unit Value, as applicable, is calculated. If payments on your behalf are not made in a timely manner, there may be a delay in when amounts are credited.
We reserve the right to credit your initial purchase payment to You within two days after its receipt at your Administrative Office or MetLife sales office, if applicable. However, if You fill out our forms incorrectly or incompletely or other documentation is not completed properly or otherwise not in Good Order, we have up to five business days to credit the payment. If the problem cannot be resolved by the fifth business day, we will notify You and give You the reasons for the delay. At that time, You will be asked whether You agree to let us keep your money until the problem is resolved. If You do not agree or we cannot reach You by the fifth business day, your money will be returned.
Under certain group Deferred Annuities and group Income Annuities, your employer, or the group in which You are a participant or member must identify You on their reports to us and tell us how your money should be allocated among the Divisions and the Fixed Interest Account/Fixed Income Option.
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Confirming Transactions
You will receive a statement confirming that a transaction was recently completed. Certain transactions made on a periodic basis, such as Systematic Withdrawal Program payments, and automated investment strategy transfers, may be confirmed quarterly. You may elect to have your income payments sent to your residence or have us deposit payments directly into your bank account. Periodically, You may receive additional information from us about the Income Annuity. Unless You inform us of any errors within 60 days of receipt, we will consider these communications to be accurate and complete.
Processing Transactions
We permit You to request transactions by mail and telephone. We make Internet access available to You for your Deferred Annuity. We may suspend or eliminate telephone or Internet privileges at any time, without prior notice. We reserve the right not to accept requests for transactions by facsimile.
If mandated by applicable law, including, but not limited to, Federal anti-money laundering laws, we may be required to reject a purchase payment. We may also be required to block an Owner’s account and, consequently, refuse to implement any requests for transfers/reallocations, withdrawals, surrenders or death benefits, until instructions are received from the appropriate governmental authority.
By Telephone or Internet
You may obtain information and initiate a variety of transactions about your Deferred Annuity by telephone or the Internet virtually 24 hours a day, 7 days a week, unless prohibited by state law. Some of the information and transactions accessible to You include:
•	Account Value
•	Unit Values
•	Current rates for the Fixed Interest Account
•	Transfers
•	Changes to investment strategies
•	Changes in the allocation of future purchase payments.
For your Deferred Annuity in the pay-out phase or Income Annuity, You may obtain information and initiate transactions through our toll-free number, 1-800-638-7732. Our customer service consultants are available by telephone between 8 a.m. and 6 p.m. Eastern Time each business day.
Your transaction must be in Good Order and completed prior to the close of the Exchange on one of our business days if You want the transaction to be valued and effective on that day. Transactions will not be valued and effective on a day when the Accumulation or Annuity Unit Value is not calculated or after the close of the Exchange. We will value and make effective these transactions on our next business day.
We will use reasonable procedures such as requiring certain identifying information, tape recording the telephone instructions, and providing written confirmation of the transaction, in order to confirm that instructions communicated by telephone, fax, Internet or other means are genuine. Any telephone, fax or Internet instructions reasonably believed by us to be genuine will be your responsibility, including losses arising from any errors in the communication of instructions. As a result of this policy, You will bear the risk of loss. If we do not employ reasonable procedures to confirm that instructions communicated by telephone, fax or Internet are genuine, we
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may be liable for any losses due to unauthorized or fraudulent transactions. All other requests and elections under your Contract must be in writing signed by the proper party, must include any necessary documentation and must be received at your Administrative Office to be effective. If acceptable to us, requests or elections relating to beneficiaries and ownership will take effect as of the date signed unless we have already acted in reliance on the prior status. We are not responsible for the validity of any written request or action.
Telephone and Computer Systems
Telephone and computer systems may not always be available. Any telephone or computer system, whether it is yours, your service provider’s, your agent’s, or ours, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you experience technical difficulties or problems, You should make your transaction request in writing to your Administrative Office.
Response times for the telephone or Internet may vary due to a variety of factors, including volumes, market conditions and performance of systems.
We are not responsible or liable for:
•	any inaccuracy, error, or delay in or omission of any information You transmit or deliver to us; or
•	any loss or damage You may incur because of such inaccuracy, error, delay or omission; non-performance; or any interruption of information beyond our control.
After Your Death
If we are notified of your death before any requested transaction is completed (including transactions under automated investment strategies, the minimum distribution program and the Systematic Withdrawal Program), we will cancel the request. For example, if You request a transfer or withdrawal for a date in the future under a Deferred Annuity and then die before that date, we will cancel the request. As described above, the death benefit will be determined when we receive due proof of death and an election for the payment method. For Income Annuity reallocations, we will cancel the request and continue making payments to your beneficiary if your Income Annuity so provides. For a Deferred Annuity in the pay-out phase and Income Annuity reallocations, we will cancel the request and continue making payments to your beneficiary if your Income Annuity or Deferred Annuity in the pay-out phase so provides. Or, depending on your Income Annuity’s or annuitized Deferred Annuity’s provisions, we may continue making payments to a joint Annuitant or pay your beneficiary a refund.
Abandoned Property Requirements
Every state has unclaimed property laws which generally declare non-ERISA (“Employee Retirement Income Security Act of 1974”) annuity Contracts to be abandoned after a period of inactivity of three to five years from the Contract’s maturity date (the latest day on which annuity payments may begin under the Contract) or the date the death benefit is due and payable. For example, if the payment of a death benefit has been triggered, but, if after a thorough search, we are still unable to locate the beneficiary of the death benefit, or the beneficiary does not come forward to claim the death benefit in a timely manner, the death benefit will be paid to the abandoned property division or unclaimed property office of the state in which the beneficiary or the Contract Owner last resided, as shown on our books and records, or to our state of domicile. (Escheatment is the formal, legal name of this process.) However, the state is obligated to pay the death benefit (without interest) if your beneficiary steps forward to claim it with the proper documentation and within certain mandated time periods. To prevent your Contract’s proceeds from being paid to the state abandoned or unclaimed property office, it is important that You
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update your beneficiary designations, including addresses, if and as they change. Please call 1-800-638-7732 to make such changes.
Misstatement
We may require proof of age or sex (where permitted) of the Annuitant, Owner, or beneficiary before making any payments under this Contract that are measured by the Annuitant’s, Owner’s, or beneficiary’s life. If the age or sex (where permitted) of the Annuitant, Owner, or beneficiary has been misstated, the amount payable will be the amount that the Account Value would have provided at the correct age and sex (where permitted).
Once income payments have begun, any underpayments will be made up in one sum with the next income payment or in any other manner agreed to by us. Any overpayments will be deducted first from future income payments. In certain states we are required to pay interest on any underpayments.
Withdrawals
We will normally pay withdrawal proceeds within seven days after receipt of a request for a withdrawal at your Administrative Office, but we may delay payment as permitted by law, under certain circumstances. (See “Valuation — Suspension of Payments”). We reserve the right to defer payment for a partial withdrawal, withdrawal or transfer from the Fixed Interest Account for the period permitted by law, but for not more than six months.
Third Party Requests
Generally, we only accept requests for transactions or information from You. We reserve the right not to accept or to process transactions requested on your behalf by third parties. This includes processing transactions by an agent You designate, through a power of attorney or other authorization, who has the ability to control the amount and timing of transfers/reallocations for a number of other Contract Owners, and who simultaneously makes the same request or series of requests on behalf of other Contract Owners.
Valuation — Suspension of Payments
We separately determine the Accumulation Unit Value and Annuity Unit Value for each Division once each day at the close of the Exchange when the Exchange is open for trading. If permitted by law, we may change the period between calculations but we will give You 30 days notice.
When You request a transaction, we will process the transaction on the basis of the Accumulation Unit Value or Annuity Unit Value next determined after receipt of the request. Subject to our procedure, we will make withdrawals and transfers/reallocations at a later date, if You request. If your withdrawal request is to elect a variable pay-out option under your Deferred Annuity, we base the number of Annuity Units You receive on the next available Annuity Unit Value.
We reserve the right to suspend or postpone payment for a withdrawal, income payment or transfer/reallocation when:
•	rules of the SEC so permit (trading on the Exchange is limited, the Exchange is closed other than for customary weekend or holiday closings or an emergency exists which makes pricing or sale of securities not practicable); or
•	during any other period when the SEC by order so permits.
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Advertising Performance
We periodically advertise the performance of the Divisions. You may get performance information from a variety of sources including your quarterly statements, your sales representative (where applicable), the Internet, annual reports and semiannual reports. All performance numbers are based upon historical earnings. These numbers are not intended to indicate future results. We may state performance in terms of “yield,” “change in Accumulation Unit Value/Annuity Unit Value,” “average annual total return” or some combination of these terms.
Yield is the net income generated by an investment in a particular Division for 30 days or a month. These figures are expressed as percentages. This percentage yield is compounded semiannually. The yield of the money market Divisions refers to the income generated by an investment in the Division over a seven-day period. This income is then annualized, by assuming that the same amount of income is generated each week over a 52-week period, and the total income is shown as a percentage of the investment.
Change in Accumulation/Annuity Unit Value (“Non-Standard Performance”) is calculated by determining the percentage change in the value of an Accumulation (or Annuity) Unit for a certain period. These numbers may also be annualized. Change in Accumulation/Annuity Unit Value may be used to demonstrate performance for a hypothetical investment (such as $10,000) over a specified period. These performance numbers reflect the deduction of the total Separate Account charges; however, yield and change in Accumulation/Annuity Unit Value performance do not reflect the possible imposition of Early Withdrawal Charges. Early Withdrawal Charges would reduce performance experience.
Average annual total return calculations (“Standard Performance”) reflect all Separate Account charges and applicable Early Withdrawal Charges since the Division inception date, which is the date the corresponding Portfolio or predecessor Portfolio was first offered under the Separate Account that funds the Deferred Annuity or Income Annuity. These presentations for the Income Annuities reflect a 3% benchmark AIR. These figures also assume a steady annual rate of return.
For purposes of presentation of Non-Standard Performance, we may assume that the Deferred Annuities and the Income Annuities were in existence prior to the inception date of the Divisions in the Separate Account that funds the Deferred Annuities and the Income Annuities. In these cases, we calculate performance based on the historical performance of the underlying Brighthouse Trust I, Brighthouse Trust II and American Funds® Portfolios since the Portfolio inception date. We use the actual Accumulation Unit or Annuity Unit data after the inception date. Any performance data that includes all or a portion of the time between the Portfolio inception date and the Division inception date is hypothetical. Hypothetical returns indicate what the performance data would have been if the Deferred Annuities or Income Annuities had been introduced as of the Portfolio inception date.
We may also present average annual total return calculations which reflect all Separate Account charges and applicable withdrawal charges since the Portfolio inception date. We use the actual Accumulation Unit or Annuity Unit data after the inception date. Any performance data that includes all or a portion of the time between the Portfolio inception date and the Division inception date is hypothetical. Hypothetical returns indicate what the performance data would have been if the Deferred Annuities and Income Annuities had been introduced as of the Portfolio inception date.
We calculate performance for certain investment strategies including the Equalizer, Equity Generator and each asset allocation model of the Index Selector. We calculate the performance as a percentage by presuming a certain dollar value at the beginning of a period and comparing this dollar value with the dollar value based on historical performance at the end of that period. This percentage return assumes that there have been no withdrawals or other unrelated transactions.
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We may state performance for the Divisions of the Income Annuity which reflect deduction of the Separate Account charge and investment-related charge, if accompanied by the annualized change in Annuity Unit Value.
We may demonstrate hypothetical values of income payments over a specified period based on historical net asset values of the Portfolios and the historical Annuity Unit Values and the applicable annuity purchase rate, either for an individual for whom the illustration is to be produced or based upon certain assumed factors (e.g., male, age 65).
These presentations reflect the deduction of the maximum Separate Account charge and investment-related charges. If the presentation is for an individual, we may also provide a presentation that reflects the applicable (rather than the maximum) insurance-related charge, as well as the Annuity Unit Values and the investment-related charge.
We may assume that the Income Annuity was in existence prior to its inception date. When we do so, we calculate performance based on the historical performance of the underlying Portfolio for the period before the inception date of the Income Annuity and historical Annuity Unit Values.
We may also demonstrate hypothetical future values of income payments over a specified period based on assumed rates of return (which will not exceed 12% and which will include an assumption of 0% as well) for the Portfolios, hypothetical Annuity Unit Values and the applicable annuity purchase rate, either for an individual for whom the illustration is to be produced or based upon certain assumed factors (e.g., male, age 65). These presentations reflect the deduction of the maximum Separate Account charge and the average of investment-related charges. If the presentation is for an individual, we may also provide a presentation that reflects the applicable Separate Account charge (rather than the maximum), as well as the Annuity Unit Values and the investment-related charge.
An illustration should not be relied upon as a guarantee of future results.
Historical performance information should not be relied on as a guarantee of future performance results. Past performance is no guarantee of future results.
Performance figures will vary among the various Deferred Annuities and Income Annuities as a result of different Separate Account charges and Early Withdrawal Charges.
Changes to Your Deferred Annuity or Income Annuity
We have the right to make certain changes to your Deferred Annuity or Income Annuity, but only as permitted by law. We make changes when we think they would best serve the interest of annuity Owners or would be appropriate in carrying out the purposes of the Deferred Annuity or Income Annuity. If the law requires, we will also get your approval and the approval of any appropriate regulatory authorities. Examples of the changes we may make include:
•	To operate the Separate Account in any form permitted by law.
•	To take any action necessary to comply with or obtain and continue any exemptions under the law (including favorable treatment under the Federal income tax laws) including limiting the number, frequency or types of transfers/reallocations transactions permitted.
•	To transfer any assets in a Division to another Division, or to one or more separate accounts, or to our general account, or to add, combine or remove Divisions in the Separate Account.
•	To substitute for the Portfolio shares in any Division, the shares of another class of Brighthouse Trust I, Brighthouse Trust II or the shares of another investment company or any other investment permitted by law.
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•	To change the way we assess charges, but without increasing the aggregate amount charged to the Separate Account and any currently available Portfolio in connection with the Deferred Annuities or Income Annuities.
•	To make any necessary technical changes in the Deferred Annuities or Income Annuities in order to conform with any of the above-described actions.
If any changes result in a material change in the underlying investments of a Division in which You have a balance or an allocation, we will notify You of the change. You may then make a new choice of Divisions. For Deferred Annuities issued in Pennsylvania (and Income Annuities where required by law), we will ask your approval before making any technical changes. We will notify you of any changes to the Separate Account.
Voting Rights
Based on our current view of applicable law, You have voting interests under your Deferred Annuity or Income Annuity concerning Brighthouse Trust I, Brighthouse Trust II or American Funds® proposals that are subject to a shareholder vote. Therefore, You are entitled to give us instructions for the number of shares which are deemed attributable to your Deferred Annuity or Income Annuity.
We will vote the shares of each of the underlying Portfolios held by the Separate Account based on instructions we receive from those having a voting interest in the corresponding Divisions. However, if the law or the interpretation of the law changes, we may decide to exercise the right to vote the Portfolio’s shares based on our own judgment.
You are entitled to give instructions regarding the votes attributable to your Deferred Annuity or Income Annuity in your sole discretion.
There are certain circumstances under which we may disregard voting instructions. If we do not receive your voting instructions, we will vote your interest in the same proportion as represented by the votes we receive from other investors. The effect of this proportional voting is that a small number of Contract Owners or Annuitants may control the outcome of a vote. Shares of Brighthouse Trust I, Brighthouse Trust II or American Funds® that are owned by our general account or by any of our unregistered separate accounts will be voted in the same proportion as the aggregate of:
•	The shares for which voting instructions are received; and
•	The shares that are voted in proportion to such voting instructions.
However, if the law or the interpretation of the law changes, we may decide to exercise the right to vote the Portfolio’s shares based on our judgment.
Who Sells the Deferred Annuities and Income Annuities
MetLife Investors Distribution Company (“MLIDC”) is the principal underwriter and distributor of the securities offered through this Prospectus. MLIDC, which is our affiliate, also acts as the principal underwriter and distributor of some of the other variable annuity contracts and variable life insurance policies we and our affiliated companies issue. We reimburse MLIDC for expenses MLIDC incurs in distributing the Deferred Annuities and Income Annuities (e.g., commissions payable to the retail broker-dealers who sell the Deferred Annuities and Income Annuities). MLIDC does not retain any fees under the Deferred Annuities and Income Annuities.
MLIDC’s principal executive offices are located at 200 Park Avenue, New York, NY 10166. MLIDC is registered as a broker-dealer with the SEC under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), as well as the securities commissions in the states in which it operates, and is a member of the Financial Regulatory
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Industry Authority (“FINRA”). FINRA provides background information about broker-dealers and their registered representatives through FINRA BrokerCheck. You may contact the FINRA BrokerCheck Hotline at 1-800-289-9999, or log on to www.finra.org. An investor brochure that includes information describing FINRA BrokerCheck is available through the Hotline or on-line.
The Deferred Annuities and Income Annuities are sold through unaffiliated broker-dealers, registered with the SEC as broker-dealers under the Exchange Act and members of FINRA. The Deferred Annuities and Income Annuities may also be sold through the mail, the Internet or by telephone.
There is no front-end sales load deducted from purchase payments to pay sales commissions. Distribution costs are recovered through the charges and deductions under the Deferred Annuities. MLIDC pays compensation based upon a “gross dealer concession” model. With respect to the Deferred Annuities, the gross dealer concession ranges from 0% to 6% of each purchase payment and, starting in the second Contract Year, 0.18% of the Account Value or amount available from which income payments are made each year that the Contract is in force for servicing the Contract.
Gross dealer concession may also be paid when the Contract is annuitized. The amount of this gross dealer concession credited upon an annuitization depends on several factors, including the number of years the Contract has been in force.
We may make payments to MLIDC that may be used for its operating and other expenses, including the following sales expenses: compensation and bonuses for MLIDC’s management team, advertising expenses, and other expenses of distributing the Contracts. MLIDC’s management team and registered representatives also may be eligible for non-cash compensation items that we may provide jointly with MLIDC. Non-cash items include conferences, seminars and trips (including travel, lodging and meals in connection therewith), entertainment, merchandise and other similar items. Broker-dealers pay their sales representatives all or a portion of the commissions received for their sales of the Contracts. Some firms may retain a portion of commissions. The amount that the broker-dealer passes on to its sales representatives is determined in accordance with its internal compensation programs. Those programs may also include other types of cash and non-cash compensation and other benefits. Sales representatives of these selling firms may also receive non-cash compensation pursuant to their firm’s guidelines directly from us or the distributor.
We and our affiliates may also provide sales support in the form of training, sponsoring conferences, defraying expenses at vendor meetings, providing promotional literature and similar services. An unaffiliated broker-dealer or sales representative of an unaffiliated broker-dealer may receive different compensation for selling one product over another and/or may be inclined to favor one product provider over another product provider due to different compensation rates. Ask your sales representative (where applicable) for further information about what your sales representative (where applicable) and the broker-dealer for which he or she works may receive in connection with your purchase of a Contract.
From time to time, MetLife pays organizations, associations and non-profit organizations fees to sponsor MetLife’s variable annuity contracts. We may also obtain access to an organization’s members to market our variable annuity contracts. These organizations are compensated for their sponsorship of our variable annuity contracts in various ways. Primarily, they receive a flat fee from MetLife. We also compensate these organizations by our funding of their programs, scholarships, events or awards, such as a principal of the year award. We may also lease their office space or pay fees for display space at their events, purchase advertisements in their publications or reimburse or defray their expenses. In some cases, we hire organizations to perform administrative services for us, for which they are paid a fee based upon a percentage of the Account Values their members hold in the Contract. We also may retain finders and consultants to introduce MetLife to potential clients and for establishing and maintaining relationships
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between MetLife and various organizations. The finders and consultants are primarily paid flat fees and may be reimbursed for their expenses. We or our affiliates may also pay duly licensed individuals associated with these organizations cash compensation for the sales of the Contracts.
Withdrawals
We will normally pay withdrawal proceeds within seven days after receipt of a request for a withdrawal at your Administrative Office, but we may delay payment as permitted by law, under certain circumstances. (See “Valuation — Suspension of Payments”). We reserve the right to defer payment for a partial withdrawal, withdrawal or transfer from the Fixed Interest Account for the period permitted by law, but for not more than six months.
Financial Statements
Our financial statements and the financial statements of the Separate Account have been included in the SAI.
When We Can Cancel Your Deferred Annuity or Income Annuity
We may not cancel your Income Annuity.
We may cancel your Deferred Annuity only if we do not receive any purchase payments from You for 36 consecutive months and your Account Value is less than $2,000. Accordingly, no Contract will be terminated due solely to negative investment performance. We will only do so to the extent allowed by law. If we cancel a Deferred Annuity issued in New York, we will return the full Account Value. In all other cases, You will receive an amount equal to what You would have received if You had requested a total withdrawal of your Account Value. Federal tax law may impose additional restrictions on our right to cancel your IRA and Roth IRA Deferred Annuity. Early Withdrawal Charges may apply.
We will not terminate any Contract if at the time the termination would otherwise occur the guaranteed amount under any death benefit is greater than the Account Value. For all other Contracts, we reserve the right to exercise this termination provision, subject to obtaining any required regulatory approvals. We will not exercise this provision under Contracts issued in New York. However, if your plan determines to terminate the Contract at a time when You have a guaranteed amount under any death benefit that is greater than the Account Value, You forfeit any guaranteed amount You have accrued under the death benefit upon termination of the Contract.
FEDERAL TAX CONSIDERATIONS
Introduction
The following information on taxes is a general discussion of the subject. It is not intended as tax advice. The Internal Revenue Code (“Code”) and the provisions of the Code that govern Deferred Annuities are complex and subject to change. The applicability of Federal income tax rules may vary with your particular circumstances. This discussion does not include all the Federal income tax rules that may affect You and your Contract or Deferred Annuity, as applicable. Nor does this discussion address other Federal tax consequences (such as estate and gift taxes, sales to foreign individuals or entities), or state or local tax consequences, which may affect your investment in the Contract or Deferred Annuity, as applicable. As a result, You should always consult a tax adviser for complete information and advice applicable to your individual situation.
When you invest in an annuity Contract, you usually do not pay taxes on your investment gains until you withdraw the money — generally for retirement purposes. Under current federal income tax law, the taxable portion of
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distributions from variable annuity contracts is taxed at ordinary income tax rates and does not qualify for the reduced tax rate applicable to long-term capital gains and dividends. If you invest in a variable annuity as part of an individual retirement plan, pension plan or employer-sponsored retirement program, your contract is called a Qualified Contract. If your annuity is independent of any formal retirement or pension plan, it is termed a Non-Qualified Contract. The tax rules applicable to Qualified Contracts vary according to the type of retirement plan and the terms and conditions of the plan.
We are not responsible for determining if your employer’s plan or arrangement satisfies the requirements of the Code and/or ERISA.
We do not expect to incur Federal, state or local income taxes on the earnings or realized capital gains attributable to the Separate Account. However, if we do incur such taxes in the future, we reserve the right to charge amounts allocated to the Separate Account for these taxes.
To the extent permitted under Federal tax law, we may claim the benefit of the corporate dividends received deduction and of certain foreign tax credits attributable to taxes paid by certain of the Portfolios to foreign jurisdictions.
Any Code reference to “spouse” includes those persons who enter into lawful marriages under state law, regardless of sex.
Non-Qualified Annuity Contracts
This discussion assumes the Contract or Deferred Annuity, as applicable is an annuity Contract for Federal income tax purposes that is not held in a tax qualified “plan” defined by the Code. Tax qualified plans include arrangements described in Code Sections 401(a), 401(k), 403(a),403(b) or tax sheltered annuities (“TSA”), 408 or “IRAs” (including SEP and SIMPLE IRAs), 408A or “Roth IRAs” or 457(b) or governmental 457(b) plans. Deferred Annuities owned through such plans are referred to below as “qualified” contracts.
Accumulation
Generally, an Owner of a non-qualified annuity Contract is not taxed on increases in the value of the Contract or Deferred Annuity, as applicable until there is a distribution from the Contract or Deferred Annuity, as applicable, i.e., surrender, partial withdrawal, income payment or commutation. This deferral of taxation on accumulated value in the Contract or Deferred Annuity, as applicable is limited to Deferred Annuities owned by or held for the benefit of “natural persons.” A Contract or Deferred Annuity, as applicable will be treated as held by a natural person if the nominal Owner is a trust or other entity which holds the Contract or Deferred Annuity, as applicable as an agent for the exclusive benefit of a natural person.
In contrast, a Contract or Deferred Annuity, as applicable owned or not treated as held by a “natural person,” such as a corporation, partnership, trust or other entity, will be taxed currently on the increase in accumulated value in the Contract or Deferred Annuity, as applicable in the year earned. Note that in this regard, an employer which is the Owner of an annuity Contract under a non-qualified deferred compensation arrangement for its employees, or otherwise, is considered a non-natural Owner and any annual increase in the Account Balance will be subject to current income taxation.
Surrenders or Withdrawals — Early Distribution
If You take a withdrawal from your Contract or Deferred Annuity, as applicable, or surrender your Contract or Deferred Annuity, as applicable prior to the date You commence taking annuity or “income” payments (the
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“Annuity Starting Date”), the amount You receive will be treated first as coming from earnings, if any, (and thus subject to income tax) and then from your purchase payments (which are not subject to income tax).
The portion of any withdrawal from an annuity Contract that is subject to income tax will also be subject to a 10% Federal income tax penalty for “early” distribution if such withdrawal is taken prior to You reaching age 59 1⁄2, unless an exception applies.
Exceptions include distributions made:
•	(a) on account of your death or disability,
•	(b) as part of a series of substantially equal periodic payments payable for your life (or life expectancy) or joint lives (joint life expectancies) of You and your designated Beneficiary, or
•	(c) under certain immediate income annuities providing for substantially equal payments made at least annually.
If You receive systematic payments that You intend to qualify for the “substantially equal periodic payments” exception noted above, any modifications (except due to death or disability) to your payment before age 59 1⁄2 or within five years after beginning these payments, whichever is later, will result in the retroactive imposition of the 10% Federal income tax penalty with interest. Such modifications may include but are not limited to additional purchase payments to the Contract (including tax-free or rollovers) and additional withdrawals from the Contract or Deferred Annuity, as applicable.
For non-qualified Contracts, amounts received under the exercise of a partial withdrawal may be fully included in taxable income. The entire amount of the withdrawal could be treated as taxable income. Exercise of a withdrawal feature may adversely impact the amount of subsequent payments which can be treated as a nontaxable return of investment.
If your Contract or Deferred Annuity, as applicable has been purchased with an Optional Two Year Withdrawal Feature or is for a guaranteed period only (term certain) annuity, and is terminated as a result of the exercise of the withdrawal feature, the taxable portion of the payment will generally be the excess of the proceeds received over your remaining after-tax purchase payment.
Treatment of Separate Account Charges
It is possible that at some future date the Internal Revenue Service (“IRS”) may consider that Contract or Deferred Annuity, as applicable charges attributable to certain guaranteed death benefits and certain living benefits are to be treated as distributions from the Contract or Deferred Annuity, as applicable to pay for such non-annuity benefits. Currently, these charges are considered to be an intrinsic part of the Contract or Deferred Annuity, as applicable and we do not report these as taxable income. However, if this treatment changes in the future, the charge could also be subject to a 10% Federal income tax penalty as an early distribution, as described above.
Guaranteed Withdrawal Benefits (where applicable)
If You have purchased the Guaranteed Withdrawal Benefit I, Enhanced Guaranteed Withdrawal Benefit or Lifetime Withdrawal Guarantee, where otherwise made available, note the following:
The tax treatment of withdrawals under such a benefit is uncertain. It is conceivable that the amount of potential gain could be determined based on the remaining amount guaranteed to be available for withdrawal at the time of the withdrawal if greater than the Account Balance (prior to Withdrawal Charges). This could result in a greater amount of taxable income in certain cases. In general, at the present time, MetLife intends to report such
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withdrawals using the Account Balance rather than the remaining benefit to determine gain. However, in cases where the maximum permitted withdrawal in any year under any version of the GWB exceeds the
Account Balance, the portion of the withdrawal treated as taxable gain (not to exceed the amount of the withdrawal) should be measured as the difference between the maximum permitted withdrawal amount under the benefit and the remaining after-tax basis immediately preceding the withdrawal. Consult your tax adviser.
In the event that the Account Balance goes to zero, and either the Remaining Guaranteed Withdrawal Amount is paid out in fixed installments or the Annual Benefit Payment is paid for life, we will treat such payments as income annuity payments under the tax law and allow recovery of any remaining basis ratably over the expected number of payments. (See “Taxation of Payments in Annuity Form” below.)
MetLife reserves the right to change its tax reporting practices where we determine that they are not in accordance with Federal income tax rules and/or IRS guidance (whether formal or informal).
Aggregation
If You purchase two or more Contract or Deferred Annuity, as applicable Contracts from MetLife (or its affiliates) during the same calendar year, the law requires that all such Contracts must be treated as a single Contract for purposes of determining whether any payments not received as an annuity (e.g., withdrawals) will be includible in income. Aggregation could affect the amount of a withdrawal that is taxable and subject to the 10% Federal income tax penalty described above. Since the IRS may require aggregation in other circumstances as well, You should consult a tax adviser if You are purchasing more than one annuity Contract from the same insurance company in a single calendar year. Aggregation does not affect distributions paid in the form of an annuity (see “Taxation of Payments in Annuity Form” below).
Exchanges/Transfers
The annuity Contract may be exchanged tax-free in whole or in part for another annuity contract or a long-term care insurance policy. The partial exchange of an annuity contract may be a tax-free transaction provided that, among other prescribed IRS conditions, no amounts are distributed from either contract involved in the exchange for 180 days following the date of the exchange – other than annuity payments made for life, joint lives, or for a term of 10 years or more. Otherwise, a withdrawal or “deemed” distribution may be includible in your taxable income (plus a 10% Federal income tax penalty) to the extent that the accumulated value of your annuity exceeds your investment in the Contract or Deferred Annuity, as applicable (your “gain”). Some of the ramifications of a partial exchange remain unclear. If the annuity Contract is exchanged in part for an additional annuity contract, a distribution from either contract may be taxable to the extent of the combined gain attributable to both contracts, or only to the extent of your gain in the contract from which the distribution is paid. It is not clear whether these rules apply to a partial exchange involving long-term care contracts. Consult your tax adviser prior to a partial exchange.
A transfer of Ownership of the Contract or Deferred Annuity, as applicable, or the designation of an Annuitant or other Beneficiary who is not also the Contract Owner, may result in income or gift tax consequences to the Contract Owner. You should consult your tax adviser if You are considering such a transfer or assignment.
Death Benefits
The death benefit is taxable to the recipient in the same manner as if paid to the Contract Owner (under the rules for withdrawals or income payments, whichever is applicable).
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After your death, any death benefit determined under the Contract or Deferred Annuity, as applicable must be distributed in accordance with Section 72(s) of the Code. The method of distribution that is required depends on whether You die before or after the Annuity Starting Date.
If You die on or after the Annuity Starting Date, the remaining portion of the interest in the Contract or Deferred Annuity, as applicable must be distributed at least as rapidly as under the method of distribution being used as of the date of death.
If You die before the Annuity Starting Date, the entire interest in the Contract or Deferred Annuity, as applicable must be distributed within five (5) years after the date of death, or as periodic payments over a period not extending beyond the life or life expectancy of the designated Beneficiary (provided such payments begin within one year of your death) and the Beneficiary must be a natural person. Naming a non-natural person, such as a trust or estate, as a designated beneficiary, may eliminate the ability to stretch the payment over an individual’s life or life expectancy, and may also eliminate the ability to continue these benefits beyond the otherwise allowed payout period under the Code. If a non-natural person, such as a trust, is the owner of a non-qualified contract, the distribution on death rules under the Code may require payment to begin earlier than expected and may impact the usefulness of death benefit features.
Additionally, if the annuity is payable to (or for the benefit of) your surviving spouse, that portion of the Contract or Deferred Annuity, as applicable may be continued with your spouse as the Owner.
For Deferred Annuities owned by a non-natural person, the required distribution rules apply upon the death or change in the primary Annuitant. If there is more than one Annuitant of a Contract or Deferred Annuity, as applicable held by a non-natural person, then such required distributions will be triggered by the death of the first co-Annuitant.
Investor Control
In certain circumstances, Owners of variable annuity non-qualified contracts have been considered to be the Owners of the assets of the underlying Separate Account for Federal income tax purposes due to their ability to exercise investment control over those assets. When this is the case, the Contract Owners have been currently taxed on income and gains attributable to the variable account assets. There is little guidance in this area, and some features of the Contract or Deferred Annuity, as applicable, such as the number of Portfolios available and the flexibility of the Contract Owner to allocate purchase payments and transfer amounts among the Divisions have not been addressed. While we believe that the Contract or Deferred Annuity, as applicable does not give the Contract Owner investment control over Separate Account assets, we reserve the right to modify the Contract or Deferred Annuity, as applicable as necessary to prevent a Contract Owner from being treated as the Owner of the Separate Account assets supporting the Contract or Deferred Annuity, as applicable.
Taxation of Payments in Annuity Form
Payments received from the Contract or Deferred Annuity, as applicable in the form of an annuity are taxed differently depending on whether You select a fixed or variable payment option. For fixed annuity payments, payments are taxable as ordinary income to the extent they exceed the portion of the payment determined by applying the exclusion ratio to the entire payment. The exclusion ratio is determined at the time the Contract or Deferred Annuity, as applicable is annuitized (i.e., the accumulated value is converted to an annuity form of distribution). Generally, the applicable exclusion ratio is your investment in the Contract or Deferred Annuity, as applicable divided by the total payments You expect to receive based on IRS factors, such as the form of annuity and mortality. The exclusion ratio is applied to each fixed annuity payment to determine the portion that is a
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non-taxable return of investment in the Contract or Deferred Annuity, as applicable and it is excludable from your taxable income until your investment in the Contract or Deferred Annuity, as applicable is fully recovered.
Variable annuity payments are expected to fluctuate and the amount You may receive is uncertain. Variable annuity payments are taxable as ordinary income to the extent they exceed the portion of each annuity payment that is determined to be a non-taxable return of your investment in the Contract. The non-taxable return of your investment in the Contract is determined by dividing the investment in the Contract (with adjustment) by the number of years over which it is anticipated the annuity will be paid. In general, your investment in the Contract is recovered pro-rata over the expected payment period.
We will make this calculation for You. However, it is possible that the IRS could conclude that the taxable portion of income payments under a non-qualified Contract is an amount greater — or less — than the taxable amount determined by us and reported by us to You and the IRS.
Once You have recovered the investment in the Contract or Deferred Annuity, as applicable, further annuity payments are fully taxable.
If You die before your investment in the Contract or Deferred Annuity, as applicable is fully recovered, the balance of your investment may be deducted on your last tax return, or if annuity payments continue after your death, the balance may be recovered by your Beneficiary.
The IRS has not furnished explicit guidance as to how the excludable amount is to be determined each year under variable income annuities that permit transfers between a fixed annuity option and variable investment options, as well as transfers between investment options after the Annuity Start Date.
Once annuity payments have commenced, You may not be able to transfer to another non-qualified annuity contract or a long-term care contract as part of a tax-free exchange.
If the Contract or Deferred Annuity, as applicable allows, You may elect to convert less than the full value of your Contract or Deferred Annuity, as applicable to an annuity form of pay-out (i.e., “partial annuitization.”) In this case, your investment in the Contract or Deferred Annuity, as applicable will be pro-rated between the annuitized portion of the Contract or Deferred Annuity, as applicable and the deferred portion. An exclusion ratio or excludable amount will apply to the annuity payments as described above, provided the annuity form You elect is payable for at least 10 years or for the life of one or more individuals.
The federal income tax treatment of an annuity payment option that contains a commutation feature (i.e., an annuity payment option that permits the withdrawal of a commuted value) is uncertain. Specifically, it is possible that (a) all payments made under the annuity payment option will be taxed as withdrawals, on an income-first basis, rather than as annuity payments, a portion of which would be excludable from income as a return of investment in the contract, or (b) the ability to fully recover the investment in the contract over the annuity payment period may be limited due to the reduction or elimination of future annuity payments that would have each had an excludable amount.
Additionally, it is uncertain whether the exercise of a commutation feature under a joint and survivor variable life annuity payment option constitutes an exchange into a Contract or Deferred Annuity, as applicable, thus requiring payout of any remaining interest in the Contract or Deferred Annuity, as applicable within five years of an Owner’s death (or the primary annuitant’s death where the Owner is not a natural person) or over the designated beneficiary’s life (or over a period no longer than the beneficiary’s remaining life expectancy) with such payments beginning within 12 months of the date of death if an Owner dies during the certain period for such payout option. Accordingly, we reserve the right to restrict the availability of the commutation feature or to require the value of all
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remaining income payments be paid to the designated beneficiary or to the surviving joint annuitant, as the case may be, in a lump sum after proof of an Owner’s death (or of a primary annuitant’s death, where the owner is not a natural person) during the certain period to comply with these tax law requirements.
3.8% Tax on Net Investment Income
Federal tax law imposes a 3.8% Medicare tax on the lesser of:
•	(1) the taxpayer’s “net investment income” (from non-qualified annuities, interest, dividends, and other investments, offset by specified allowable deductions), or
•	(2) the taxpayer’s modified adjusted gross income in excess of a specified income threshold ($250,000 for married couples filing jointly and qualifying widows, $125,000 for married couples filing separately, and $200,000 for single filers).
“Net investment income” in Item 1 above does not include distributions from tax qualified plans, (i.e., arrangements described in Code Sections 401(a), 403(a), 403(b), 408, 408A or 457(b)), but such income will increase modified adjusted gross income in Item 2 above.
You should consult your tax adviser regarding the applicability of this tax to income under your annuity Contract.
Puerto Rico Tax Considerations
The Puerto Rico Internal Revenue Code of 2011 (the “2011 PR Code”) taxes distributions from non-qualified annuity contracts differently than in the U.S.
Distributions that are not in the form of an annuity (including partial surrenders and period certain payments) are treated under the 2011 PR Code first as a return of investment. Therefore, a substantial portion of the amounts distributed generally will be excluded from gross income for Puerto Rico tax purposes until the cumulative amount paid exceeds your tax basis.
The amount of income on annuity distributions in annuity form (payable over your lifetime) is also calculated differently under the 2011 PR Code. Since the U.S. source income generated by a Puerto Rico bona fide resident is subject to U.S. income tax and the IRS issued guidance in 2004 which indicated that the income from an annuity contract issued by a U.S. life insurer would be considered U.S. source income, the timing of recognition of income from an annuity contract could vary between the two jurisdictions. Although the 2011 PR Code provides a credit against the Puerto Rico income tax for U.S. income taxes paid, an individual may not get full credit because of the timing differences.
You should consult with a personal tax adviser regarding the tax consequences of purchasing an annuity Contract and/or any proposed distribution, particularly a partial distribution or election to annuitize if You are a resident of Puerto Rico.
Qualified Annuity Contracts
Introduction
The Contract or Deferred Annuity, as applicable may be purchased through certain types of retirement plans that receive favorable treatment under the Code (“tax qualified plans”). Tax-qualified plans include arrangements described in Code Sections 401(a), 401(k), 403(a), 403(b) or tax sheltered annuities (“TSA”), 408 or “IRAs” (including SEP and SIMPLE IRAs), 408A or “Roth IRAs” or 457 (b) nongovernmental or 457(b) governmental plans. Extensive special tax rules apply to qualified plans and to the annuity Contracts used in connection with these
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plans. Therefore, the following discussion provides only general information about the use of the Contract or Deferred Annuity, as applicable with the various types of qualified plans. Adverse tax consequences may result if You do not ensure that contributions, distributions and other transactions with respect to the Contract or Deferred Annuity, as applicable comply with the law.
The rights to any benefit under the plan will be subject to the terms and conditions of the plan itself as well as the terms and conditions of the Contract or Deferred Annuity, as applicable.
We exercise no control over whether a particular retirement plan or a particular contribution to the plan satisfies the applicable requirements of the Code, or whether a particular individual is entitled to participate or benefit under a plan.
All qualified plans and arrangements receive tax deferral under the Code. Since there are no additional tax benefits in funding such retirement arrangements with an annuity, there should be reasons other than tax deferral for acquiring the annuity within the plan. Such non-tax benefits may include additional insurance benefits, such as the availability of a guaranteed income for life.
A Contract or Deferred Annuity, as applicable may also be available in connection with an employer’s non-qualified deferred compensation plan or qualified governmental excess benefit arrangement to provide benefits to certain employees in the plan. The tax rules regarding these plans are complex; please consult your tax adviser about your particular situation.
Treatment of Separate Account Charges
It is possible that at some future date the Internal Revenue Service (“IRS”) may consider that Contract charges attributable to certain guaranteed death benefits and certain living benefits are to be treated as distributions from the Contract to pay for such non-annuity benefits. Currently, these charges are considered to be an intrinsic part of the Contract and we do not report these as taxable income. However, if this treatment changes in the future, the charge could also be subject to a 10% Federal income tax penalty as an early distribution.
Accumulation
The tax rules applicable to qualified plans vary according to the type of plan and the terms and conditions of the plan itself. Both the amount of the contribution that may be made and the tax deduction or exclusion that You may claim for that contribution under qualified plans are limited under the Code. See the SAI for a description of qualified plan types and annual current contribution limitations which are subject to change from year-to-year.
Purchase payments or contributions to IRAs or tax qualified retirement plans of an employer may be taken from current income on a before tax basis or after tax basis. Purchase payments made on a “before tax” basis entitle You to a tax deduction or are not subject to current income tax. Purchase payments made on an “after tax” basis do not reduce your taxable income or give You a tax deduction. Contributions may also consist of transfers or rollovers as described below and are not subject to the annual limitations on contributions.
The Contract or Deferred Annuity, as applicable will accept as a single purchase payment a transfer or rollover from another IRA or rollover from an eligible retirement plan of an employer (i.e., 401(a), 401(k), 403(a), 403(b) or governmental 457(b) plan.) It will also accept a rollover or transfer from a SIMPLE IRA after the taxpayer has participated in such arrangement for at least two years. As part of the single purchase payment, the IRA Contract will also accept an IRA contribution subject to the Code limits for the year of purchase.
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For income annuities established as “pay-outs” of SIMPLE IRAs, the Contract or Deferred Annuity, as applicable will only accept a single purchase payment consisting of a transfer or rollover from another SIMPLE IRA.
For income annuities established in accordance with a distribution option under a retirement plan of an employer (e.g., 401(a), 401(k), 403(a), 403(b) or 457(b) or nongovernmental 457(b) plan), the Contract or Deferred Annuity, as applicable will only accept as its single purchase payment a transfer from such employer retirement plan.
Taxation of Annuity Distributions
If contributions are made on a “before tax” basis, You generally pay income taxes on the full amount of money You receive under the Contract or Deferred Annuity, as applicable. Withdrawals attributable to any after-tax contributions are basis in the Contract or Deferred Annuity, as applicable and not subject to income tax (except for the portion of the withdrawal allocable to earnings, if any).
Under current Federal income tax rules, the taxable portion of distributions under annuity contracts and qualified plans (including IRAs) is not eligible for the reduced tax rate applicable to long-term capital gains and qualifying dividends.
If You meet certain requirements, your Roth IRA, Roth 403(b) and Roth 401(k) earnings can be received free of Federal income taxes.
With respect to IRA Contracts, we will withhold a portion of the taxable amount of your withdrawal for income taxes, unless You elect otherwise. The amount we will withhold is determined by the Code.
Guaranteed Withdrawal Benefits (where applicable)
If You have purchased the Lifetime Withdrawal Guarantee benefit (“LWG”), where otherwise made available, note the following:
In determining your required minimum distribution each year, the actuarial value of this benefit as of the prior December 31 must be taken into account in addition to the Account Balance of the Contract or Deferred Annuity, as applicable.
If You have purchased the GWB I, Enhanced GWB or LWG, where otherwise made available, note the following:
The tax treatment of withdrawals under such a benefit is uncertain. It is conceivable that the amount of potential gain could be determined based on the remaining amount guaranteed to be available for withdrawal at the time of the withdrawal if greater than the Account Balance (prior to Withdrawal Charges). This could result in a greater amount of taxable income in certain cases. In general, at the present time, MetLife intends to report such withdrawals using the Account Balance rather than the remaining benefit to determine gain. However, in cases where the maximum permitted withdrawal in any year under any version of the Guaranteed Withdrawal Benefit exceeds the Account Balance, the portion of the withdrawal treated as taxable gain (not to exceed the amount of the withdrawal) should be measured as the difference between the maximum permitted withdrawal amount under the benefit and the remaining after-tax basis immediately preceding the withdrawal. Consult your tax adviser.
In the event that the Account Balance goes to zero, and either the Remaining Guaranteed Withdrawal Amount is paid out in fixed installments or the Annual Benefit Payment is paid for life, we will treat such payments as income annuity payments under the tax law and allow recovery of any remaining basis ratably over the expected number of payments.
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MetLife reserves the right to change its tax reporting practices where we determine that they are not in accordance with Federal income tax rules and/or IRS guidance (whether formal or informal).
Withdrawals Prior to Age 59 1⁄2
A taxable withdrawal from a qualified plan which is subject to income tax may also be subject to a 10% Federal income tax penalty for “early” distribution if taken prior to age 59 1⁄2, unless an exception applies. The penalty rate is 25% for SIMPLE plan Deferred Annuities if the withdrawal occurs within the first 2 years of your participation in the plan.
These exceptions include but are not limited to withdrawals made:
•	(a) on account of your death or disability, or
•	(b) as part of a series of substantially equal periodic payments payable for your life (or life expectancy) or joint lives (or life expectancies) of You and your designated Beneficiary and You are separated from employment.
If You receive systematic payments that You intend to qualify for the “substantially equal periodic payments” exception noted above, any modifications (except due to death or disability) to your payment before age 59 1⁄2 or within five years after beginning these payments, whichever is later, will result in the retroactive imposition of the 10% Federal income tax penalty with interest (25% for certain SIMPLE plan withdrawals). Such modifications may include but are not limited to additional purchase payments to the Contract or Deferred Annuity, as applicable (including tax-free transfers or rollovers) and additional withdrawals from the Contract or Deferred Annuity, as applicable.
The 10% Federal income tax penalty on early distribution does not apply to governmental 457(b) plan Contracts. However, it does apply to distributions from 457(b) plans of employers which are state or local governments to the extent that the distribution is attributable to rollovers accepted from other types of eligible retirement plans.
In addition to death, disability and as part of a series of substantially equal periodic payments as indicated above, a withdrawal or distribution from an IRA (including SEPs and SIMPLEs and Roth IRAs) will avoid the penalty (1) if the distribution is to pay deductible medical expenses; (2) if the distribution is to pay IRS levies (and made after December 31, 1999); (3) if the distribution is used to pay for medical insurance (if You are unemployed), qualified higher education expenses, or for a qualified first time home purchase up to $10,000.
Other exceptions may be applicable under certain circumstances and special rules may apply or may become applicable in connection with the exceptions enumerated above. You should consult with your tax advisor for further details.
Rollovers
Your Contract or Deferred Annuity, as applicable is non-forfeitable (i.e., not subject to the claims of your creditors) and non-transferable (i.e., You may not transfer it to someone else).
Nevertheless, Contracts held in certain employer plans subject to ERISA may be transferred in part pursuant to a QDRO.
Under certain circumstances, You may be able to transfer amounts distributed from your Contract or Deferred Annuity, as applicable to another eligible retirement plan or IRA. Federal tax law limits You to making only one rollover from an IRA in any 12 month period and the limit is applied across all IRA that You own. For 457(b) plans maintained by non-governmental employers, if certain conditions are met, amounts may be transferred into another 457(b) plan maintained by a non-governmental employer.
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You may make rollovers and direct transfers into your SIMPLE IRA annuity contract from another SIMPLE IRA annuity contract or account. Rollovers from another qualified plan can generally be made to your SIMPLE IRA after you have participated in the SIMPLE IRA for at least two years. Rollovers and direct transfers from a SIMPLE IRA can only be made to another SIMPLE IRA or account during the first two years that You participate in the SIMPLE IRA plan. After this two year period, rollovers and transfers may be made from your SIMPLE IRA into a Traditional IRA or account, as well as into another SIMPLE IRA.
Generally, a distribution may be eligible for rollover but certain types of distributions cannot be rolled over, such as distributions received:
•	(a) to meet minimum distribution requirements,
•	(b) for financial hardship, or
•	(c) for a period of ten or more years or for life.
20% Withholding on Eligible Rollover Distributions
For certain qualified employer plans, we are required to withhold 20% of the taxable portion of your withdrawal that constitutes an “eligible rollover distribution” for Federal income taxes. The amount we withhold is determined by the Code. You may avoid withholding if You directly transfer a withdrawal from this Contract or Deferred Annuity, as applicable to another qualified plan or IRA. Similarly, You may be able to avoid withholding on a transfer into the Contract or Deferred Annuity, as applicable from an existing qualified plan You may have with another provider by arranging to have the transfer made directly to us. For taxable withdrawals that are not “eligible rollover distributions,” the Code imposes different withholding rules to determine the withholding percentage.
Death Benefits
The death benefit is taxable to the recipient in the same manner as if paid to the Contract Owner or plan participant (under the rules for withdrawals or income payments, whichever is applicable).
CONTRACTS ANNUITIZED ON OR BEFORE 12/20/19 AND DEATHS OCCURRING ON OR BEFORE 12/31/19
Distributions required from a qualified annuity Contract following your death depend on whether You die before You had converted your Contract or Deferred Annuity, as applicable to an annuity form and started taking annuity payments (your Annuity Start Date).
If You die on or after your Annuity Start Date, the remaining portion of the interest in the Contract or Deferred Annuity, as applicable must be distributed at least as rapidly as under the method of distribution being used as of the date of death.
If You die before your Annuity Start Date, the entire interest in the Contract or Deferred Annuity, as applicable must be distributed within five (5) years after the date of death, or as periodic payments over a period not extending beyond the life or life expectancy of the designated Beneficiary (provided such payments begin within one year of your death).
Your designated Beneficiary is the person to whom benefit rights under the Contract or Deferred Annuity, as applicable pass by reason of death; the Beneficiary must be a natural person in order to elect a periodic payment option based on life expectancy or a period exceeding five years.
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If the IRA is payable to (or for the benefit of) your surviving spouse, that portion of the Contract or Deferred Annuity, as applicable may be continued with your spouse as the Owner. If your Contract or Deferred Annuity, as applicable permits, your Beneficiary spouse may delay the start of these payments until December 31 of the year in which You would have reached age 70 1⁄2.
Your spouse may elect to roll over the death proceeds into another eligible retirement plan in which he or she participates, if permitted under the receiving plan, he or she may elect to roll over the death proceeds into his or her own IRA, or he or she may elect to transfer the death proceeds into an inherited IRA.
If your Beneficiary is not your spouse and your plan and Contract or Deferred Annuity, as applicable permit, your Beneficiary may be able to roll over the death proceeds via a direct trustee-to-trustee transfer into an inherited IRA. However, a non-spouse Beneficiary may not treat the inherited IRA as his or her own IRA.
CONTRACTS ANNUITIZED AFTER 12/20/19 AND DEATHS OCCURRING AFTER 12/31/19
Distributions required from a qualified Contract following Your death must be distributed to designated Beneficiaries within ten (10) years after the date of death. This distribution period applies regardless of whether You die before, on, or after the Annuity Start Date, unless the designated Beneficiary is an Eligible Designated Beneficiary (EDB).
An Eligible Designated Beneficiary is an individual who, on the date of death, is:
•	(1) Your surviving spouse;
•	(2) Your child who has not yet reached the age of majority (as defined by federal tax law);
•	(3) a chronically ill individual as defined by the Code; or
•	(4) any other individual who is not more than ten (10) years younger than You.
An Eligible Designated Beneficiary may receive the remaining portion of the interest in the Contract over his/her life or life expectancy, beginning in the year following the year of death.
If your contract permits, your Eligible Designated Beneficiary spouse may delay the start of these payments until December 31 of the year You would have reached age 72 (70 1⁄2 if you were 70 1⁄2 before January 1, 2020).
Following the death of an Eligible Designated Beneficiary, the remaining interest in the Contract must be distributed within ten (10) years. In addition, a child who is an Eligible Designated Beneficiary because he or she has not yet reached the age of majority must have the remaining interest in the Contract fully distributed within ten (10) years after reaching the age of majority.
Your spouse may elect to roll over the death proceeds into another eligible retirement plan in which he or she participates, if permitted under the receiving plan, he or she may elect to roll over the death proceeds into his or her own IRA, or he or she may elect to transfer the death proceeds into an inherited IRA.
If your Beneficiary is not your spouse and your plan and Contract or Deferred Annuity, as applicable permit, your Beneficiary may be able to roll over the death proceeds via a direct trustee-to-trustee transfer into an inherited IRA. However, a non-spouse Beneficiary may not treat the inherited IRA as his or her own IRA.
NON-DESIGNATED BENEFICIARIES
Distributions required from a qualified Contract following your death must generally be distributed to Non-designated beneficiaries (for example, charitable organizations or nonqualified trusts) within five (5) years of
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the date of death. However, if your death occurs after the Required Beginning Date, the benefits may be paid out to the non-designated beneficiary at least as rapidly as under the method of distribution being used as of the date of death.
Required Minimum Distributions
Generally, You must begin receiving amounts from your retirement plan by April 1 following the latter of:
•	(a) the calendar year in which You reach age 72 (70 1⁄2 if you were 70 1⁄2 before January 1, 2020), or
•	(b) the calendar year You retire, provided You do not own more than 5% of the outstanding stock, capital, or profits of your employer.
For IRAs (including SEPs and SIMPLEs), You must begin receiving withdrawals by April 1 of the year after You reach age 72 (70 1⁄2 if you were 70 1⁄2 before January 1, 2020) even if You have not retired.
Your required minimum distribution request must be in Good Order and payment must be processed by MetLife prior to the due date (generally the end of the calendar year or April 1st of the year You reach age 72 (70 1⁄2 if you were 70 1⁄2 before January 1, 2020) in order to satisfy the requirement for the applicable tax year.
A tax penalty of 50% applies to the shortfall of any required minimum distributions You fail to receive.
You may not satisfy minimum distributions for one employer’s qualified plan (i.e., 401(a), 403(a), 457(b)) with distributions from another qualified plan of the same or a different employer. However, an aggregation rule does apply in the case of IRAs (including SEPs and SIMPLEs) or 403(b) plans. The minimum required distribution is calculated with respect to each IRA, but the aggregate distribution may be taken from any one or more of your IRAs/SEPs. Similarly, the amount of required minimum distribution is calculated separately with respect to each 403(b) arrangement, but the aggregate amount of the required distribution may be taken from any one or more of your 403(b) plan contracts. For SIMPLE IRAs, the aggregate amount of the required distribution may be taken from any one or more of your SIMPLE IRAs.
Complex rules apply to the calculation of minimum distributions. In general, income tax regulations permit income payments to increase based not only with respect to the investment experience of the portfolios but also with respect to actuarial gains.
The regulations also require that the value of benefits under a Contract or Deferred Annuity, as applicable including certain death benefits in excess of Account Balance must be added to the amount credited to your account in computing the amount required to be distributed over the applicable period. We will provide You with additional information regarding the amount that is subject to minimum distribution under this rule. You should consult your own tax adviser as to how these rules affect your own distribution under this rule.
If You intend to receive your minimum distributions which are payable over the joint lives of You and a Beneficiary who is not your spouse (or over a period not exceeding the joint life expectancy of You and your non-spousal Beneficiary), be advised that Federal tax rules may require that payments be made over a shorter period or may require that payments to the Beneficiary be reduced after your death to meet the minimum distribution incidental benefit rules and avoid the 50% excise tax. You should consult your own tax adviser as to how these rules affect your own Contract or Deferred Annuity, as applicable.
Required minimum distribution rules that apply to other types of IRAs while You are alive do not apply to Roth IRAs. However, in general, the IRA post-death rules with respect to minimum distributions do apply to beneficiaries of Roth IRAs.
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Additional Information regarding IRAs
Purchase Payments
Except for permissible rollovers and direct transfers, purchase payments for individuals are limited in the aggregate to the lesser of 100% of compensation or the deductible amount established each year under the Code. A purchase payment up to the deductible amount can also be made for a non-working spouse provided the couple’s compensation is at least equal to their aggregate contributions. If you have compensation, you can continue to make purchase payments after beginning required minimum distributions. Individuals age 50 and older are permitted to make additional “catch-up” contributions if they have sufficient compensation. If You or your spouse are an active participant in a retirement plan of an employer, your deductible contributions may be limited. If You exceed purchase payment limits You may be subject to a tax penalty.
Roth IRA purchase payments for individuals are non-deductible (made on an “after tax” basis) and are limited to the lesser of 100% of compensation or the annual deductible IRA amount. Individuals age 50 and older can make an additional “catch-up” purchase payment each year (assuming the individual has sufficient compensation). You may contribute up to the annual purchase payment limit if your modified adjusted gross income does not exceed certain limits. If You exceed purchase payment limits, You may be subject to a tax penalty.
Withdrawals
If and to the extent that Traditional IRA purchase payments are made on an “after tax” basis, withdrawals would be included in income except for the portion that represents a return of non-deductible purchase payments. This portion is generally determined based upon the ratio of all non-deductible purchase payments to the total value of all your Traditional IRAs (including SEP IRAs and SIMPLE IRAs). We withhold a portion of the amount of your withdrawal for income taxes, unless You elect otherwise. The amount we withhold is determined by the Code.
Generally, withdrawal of earnings from Roth IRAs are free from Federal income tax if (1) they are made at least five taxable years after the tax year for which you made your first purchase payment to a Roth IRA; and (2) they are made on or after the date You reach age 59 1⁄2 or upon your death, disability or for a qualified first-home purchase (up to $10,000). Withdrawals from a Roth IRA are made first from purchase payments and then from earnings. We may be required to withhold a portion of your withdrawal for income taxes, unless You elect otherwise. The amount will be determined by the Code.
Conversion
Traditional IRAs may be converted to Roth IRAs. Except to the extent You have non-deductible contributions, the amount converted from an existing Traditional IRA into a Roth IRA is taxable. Generally, the 10% Federal income tax penalty does not apply. However, the taxable amount to be converted must be based on the fair market value of the entire annuity contract being converted into a Roth IRA. Such fair market value, in general, is to be determined by taking into account the value of all benefits (both living benefits and death benefits) in addition to the Account Balance; as well as adding back certain loads and charges incurred during the prior twelve month period. Your Contract or Deferred Annuity, as applicable may include such benefits and applicable charges. Accordingly, if You are considering such conversion of your annuity Contract, please consult your tax adviser. The taxable amount may exceed the Account Balance at the date of conversion.
A conversion from a traditional IRA, SEP or SIMPLE to a Roth IRA made on or after January 1, 2018 cannot be recharacterized. Please consult your tax adviser.
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Additional Information regarding TSA (ERISA and non-ERISA) 403(b)
Special Rules Regarding Exchanges
In order to satisfy tax regulations, contract exchanges within a 403(b) plan must, at a minimum, meet the following requirements: (1) the plan must allow the exchange; (2) the exchange must not result in a reduction in a Participant’s or a Beneficiary’s accumulated benefit: (3) the receiving contract includes distribution restrictions that are no less stringent than those imposed on the contract being exchanged; and (4) if the issuer receiving the exchanges is not part of the plan, the employer enters into an agreement with the issuer to provide information to enable the contract provider to comply with Code requirements. Such information would include details concerning severance from employment, hardship withdrawals, loans and tax basis. You should consult Your tax or legal counsel for any advice relating to Contract exchanges or any other matter relating to these regulations.
Withdrawals
If You are under age 59 1⁄2, You generally cannot withdraw money from your 403(b) Contract unless the withdrawal:
•	a) Relates to purchase payments made prior to 1989 and pre-1989 earnings on those purchase payments;
•	b) Is exchanged to another permissible investment under your 403(b) plan;
•	c) Relates to contributions to an annuity contract that are not salary reduction elective deferrals, if Your plan allows it;
•	d) Occurs after You die, leave Your job or become disabled (as defined by the Code);
•	e) Is for financial hardship (but only to the extent of elective deferrals), if Your plan allows it;
•	f) Relates to distributions attributable to certain 403(b) plan terminations, if the conditions of the Code are met;
•	g) Relates to rollover or after-tax contributions; or
•	h) Is for the purchase of permissive service credit under a governmental defined benefit plan.
In addition, a Section 403(b) Contract is permitted to distribute retirement benefits attributable to pre-tax contributions other than elective deferrals to the participant no earlier than upon the earlier of the participant’s severance from employment or upon the prior occurrence of some event, such as after a fixed number of years, the attainment of a stated age or disability.
Other exceptions may apply or become applicable under certain circumstances and special rules may be applicable in connection with the exceptions enumerated above.
Distinction for Puerto Rico Code
An annuity Contract may be purchased by an employer for an employee under a qualified pension, profit sharing, stock bonus, annuity, or a “cash or deferred” arrangement plan established pursuant to Section 1081.01 of the 2011 PR Code. To be tax qualified under the 2011 PR Code, a plan must comply with the requirements of Section 1081.01(a) of the 2011 PR Code which includes certain participation requirements, among other requirements. A trust created to hold assets for a qualified plan is exempt from tax on its investment income.
A Puerto Rico qualified retirement plan trust may be exempted from income taxation pursuant to 2011 PR Code Section 1081.01 and Section 1022(i) of the Employee Retirement Income Security Act of 1974, as amended (ERISA). If a variable annuity contract is acquired by said trust, the earnings accumulated or distributed under such contract or any income realized from the sale or exchange of the contract may not be subject to current
69

income taxation due to the income tax exemption that the trust is entitled to. Whether a Puerto Rico retirement plan trust is qualified under 2011 PR Code Section 1081.01 depends on the facts and circumstances of each case. Each fiduciary of a Puerto Rico retirement plan should ascertain the qualified status of the retirement plan trust, and thus, that it enjoys the benefits of income tax exemption before investing in the variable annuity contract.
Contributions
The employer is entitled to a current income tax deduction for contributions made to a qualified plan, subject to statutory limitations on the amount that may be contributed each year. The plan contributions by the employer are not required to be included in the current income of the employee.
Distributions
Any amount received or made available to the employee under the qualified plan is generally includible in the gross income of the employee in the taxable year in which received or made available. However, Lump-sum proceeds from a Puerto Rico qualified retirement plan due to separation from service will generally be taxed at a 20% capital gain tax rate to be withheld at the source for distributions made before January 1, 2018. For distributions occurring after December 31, 2017 but before January 1, 2019, a 20% ordinary income tax rate may have applied to the total distribution if the payor withheld the 10% tax prescribed by the statute and deposited the withheld amount with the Puerto Rico Treasury within the required time frame required by the 2011 PR Code. However, the distribution of benefits in one lump-sum payment due to separation of employment or termination of a retirement plan occurring on or after January 1, 2019 will be treated as ordinary income subject to a withholding tax rate of 20%.
A special rate of 10% may apply instead, if the plan satisfies the following requirements:
•	(1) the plan’s trust is organized under the laws of Puerto Rico, or has a Puerto Rico resident trustee and uses such trustee as paying agent; and
•	(2) 10% of all plan’s trust assets (calculated based on the average balance of the investments of the trust) attributable to participants which are Puerto Rico residents must be invested in “property located in Puerto Rico” for a three-year period.
If those two requirements are not satisfied, the distribution will generally be subject to the 20% tax rate. The three- year period includes the year of the distribution and the two immediately preceding years. In the case of a defined contribution plan that maintains separate accounts for each participant, the described 10% investment requirement may be satisfied in the accounts of a participant that chooses to invest in such fashion rather than at the trust level. Property located in Puerto Rico includes Shares of stock of a Puerto Rico Registered Investment Company (RIC), Fixed or Variable Annuities issued by a domestic insurance company or by a foreign insurance company that derives more than 80% of its gross income from sources within Puerto Rico, bank deposits. The 2011 PR Code does not impose a penalty tax in cases of early (premature) distributions from a qualified plan.
In the case of distributions from a qualified plan in the form of annuity installments as a result of termination of employment, amounts received are taxable in an amount equal to 3% of the after-tax contributions not previously distributed, which would be considered the tax cost. The remaining portion is not taxable until you have recovered the total after-tax contributions made to the qualified plan. You may be able to exclude from gross income up to $11,000, if you are less than 60 years of age, or up to $15,000, if you are at least 60 years of age, of the taxable portion of the installment payments received every year.
In the case of a defined contribution plan that maintains separate accounts for each participant, the described 10% investment requirement may be satisfied in the accounts of a participant that chooses to invest in such fashion rather than at the trust level. Property located in Puerto Rico includes shares of stock of a Puerto Rico registered
70

investment company (RIC), fixed or variable annuities issued by a domestic insurance company or by a foreign insurance corporation that derives more than 80% of its gross income from sources within Puerto Rico and bank deposits. The 2011 PR Code does not impose a penalty tax in cases of early (premature) distributions from a qualified plan.
Upon the occurrence of a “Declared Disaster”, like a hurricane, Retirement Plans are allowed to make Eligible Distributions to a participant resident of Puerto Rico who requests the same. The Eligible Distribution may not exceed $100,000, and must be made during a period of time to be identified by the Puerto Rico Treasury through administrative guidance and be used to cover damages or losses suffered, and extraordinary expenses incurred by the individual as a result of a Declared Disaster. The first $10,000 will be exempted from income taxation, including the alternate basic tax, and amounts exceeding $10,000 will be subject to a 10% income tax to be withheld at the source, in lieu of any other income tax, including the alternate basic tax.
You should consult with a personal tax adviser regarding the tax consequences of purchasing an annuity contract and/or any proposed distribution if you are a resident of Puerto Rico.
Rollover
Deferral of the recognition of income continues upon the receipt of a distribution by a participant from a qualified plan, if the distribution is contributed to another qualified retirement plan or traditional individual retirement account for the employee’s benefit no later than sixty (60) days after the distribution.
ERISA Considerations
In the context of a Puerto Rico qualified retirement plan trust, the IRS has held that the transfer of assets and liabilities from a qualified retirement plan trust under the Code to that type of plan would generally be treated as a distribution includible in gross income for U.S. income tax purposes even if the Puerto Rico retirement plan is a plan described in ERISA Section 1022(i)(1). By contrast, a transfer from a qualified retirement plan trust under the Code to a Puerto Rico qualified retirement plan trust that has made an election under ERISA Section 1022(i)(2) is not treated as a distribution from the transferor plan for U.S. income tax purposes because a Puerto Rico retirement plan that has made an election under ERISA Section 1022(i)(2) is treated as a qualified retirement plan for purposes Code Section 401(a). The IRS has determined that the above described rules prescribing the inclusion in income of transfers of assets and liabilities to a Puerto Rico retirement plan trust described in ERISA Section 1022(i)(1) would be applicable to transfers taking effect after December 31, 2012. Notwithstanding the above, the IRS has recently held that a Puerto Rico retirement plan described in ERISA Section 1022(i)(1) may participate in a 81-100 group trust because it permits said plan to diversify its investments without adverse tax consequences to the group trust or its investors
Similar to the IRS Revenue Ruling 2013-17, the U.S. Department of Labor issued DOL Technical Release No. 2013-04 on September 18, 2013 providing that, where the Secretary of Labor has authority to regulate with respect to the provisions of ERISA dealing with the use of the term “spouse” spouse will be read to refer to any individuals who are lawfully married under any state law, including same-sex spouses, and without regard to whether their state of domicile recognizes same-sex marriage. Thus, for ERISA purposes as well as Federal tax purposes, an employee benefit plan participant who marries a person of the same sex in a jurisdiction that recognizes same-sex marriage will continue to be treated as married even if the couple moves to a jurisdiction that does not recognize same-sex marriage.
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LEGAL PROCEEDINGS
In the ordinary course of business, MetLife, similar to other life insurance companies, is involved in lawsuits (including class action lawsuits), arbitrations and other legal proceedings. Also, from time to time, state and Federal regulators or other officials conduct formal and informal examinations or undertake other actions dealing with various aspects of the financial services and insurance industries. In some legal proceedings involving insurers, substantial damages have been sought and/or material settlement payments have been made.
It is not possible to predict with certainty the ultimate outcome of any pending legal proceeding or regulatory action. However, MetLife does not believe any such action or proceeding will have a material adverse effect upon the Separate Account or upon the ability of MetLife to perform its contract with the Separate Account or of MetLife to meet its obligations under the Contracts.
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APPENDIX A: PORTFOLIO COMPANIES AVAILABLE UNDER THE CONTRACT
The following is a list of Portfolios available under the Contract. More information about the Portfolios is available in the prospectuses for the Portfolios, which may be amended from time to time and can be found online at dfinview.com/metlife/tahd/MET000200. You can also request this information at no cost by calling 800-638-7732, by sending an email request to RCG@metlife.com, or through your registered representative. Depending on the optional benefits you choose, you may not be able to invest in certain Portfolio Companies.
The current expenses and performance information below reflects fees and expenses of the Portfolios, but do not reflect the other fees and expenses that your Deferred Annuity may charge, such as Platform Charges. Expenses would be higher and performance would be lower if these other charges were included. Each Portfolio Company's past performance is not necessarily an indication of future performance.
INVESTMENT OBJECTIVE	PORTFOLIO AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/2020)
			1 YEAR	5 YEAR	10 YEAR
Seeks long-term growth of capital.	American Funds Global Small Capitalization Fund - Class 2 Capital Research and Management CompanySM	0.99%	29.72%	14.43%	9.43%
Seeks growth of capital.	American Funds Growth Fund - Class 2 Capital Research and Management CompanySM	0.61%	52.10%	22.75%	16.85%
Seeks long-term growth of capital and income.	American Funds Growth-Income Fund - Class 2 Capital Research and Management CompanySM	0.55%	13.54%	13.93%	12.74%
Seeks as high a level of current income as is consistent with the preservation of capital.	American Funds The Bond Fund of America* (formerly known as American Funds Bond Fund) - Class 2 Capital Research and Management CompanySM	0.46%	9.73%	4.92%	3.92%
Seeks a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital.	American Funds® Balanced Allocation Portfolio - Class C Brighthouse Investment Advisers, LLC	1.02%	15.57%	10.74%	8.73%
Seeks growth of capital.	American Funds® Growth Allocation Portfolio - Class C Brighthouse Investment Advisers, LLC	1.04%	16.93%	12.49%	10.16%
Seeks a high total return in the form of income and growth of capital, with a greater emphasis on income.	American Funds® Moderate Allocation Portfolio - Class C Brighthouse Investment Advisers, LLC	1.01%	12.99%	8.91%	7.36%
Seeks long-term growth of capital.	Baillie Gifford International Stock Portfolio* - Class A Brighthouse Investment Advisers, LLC Subadviser: Baillie Gifford Overseas Limited	0.72%	26.58%	14.72%	7.64%
A-1

INVESTMENT OBJECTIVE	PORTFOLIO AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/2020)
			1 YEAR	5 YEAR	10 YEAR
Seeks a competitive total return primarily from investing in fixed-income securities.	BlackRock Bond Income Portfolio - Class A Brighthouse Investment Advisers, LLC Subadviser: BlackRock Advisors, LLC	0.39%	8.60%	4.99%	4.57%
Seeks long-term growth of capital.	BlackRock Capital Appreciation Portfolio* - Class E Brighthouse Investment Advisers, LLC Subadviser: BlackRock Advisors, LLC	0.78%	40.44%	20.55%	15.12%
Seeks growth of capital.	Brighthouse Asset Allocation 100 Portfolio - Class A Brighthouse Investment Advisers, LLC	0.74%	19.23%	13.08%	10.62%
Seeks a high level of current income, with growth of capital as a secondary objective.	Brighthouse Asset Allocation 20 Portfolio* - Class A Brighthouse Investment Advisers, LLC	0.64%	9.70%	6.15%	5.25%
Seeks high total return in the form of income and growth of capital, with a greater emphasis on income.	Brighthouse Asset Allocation 40 Portfolio - Class A Brighthouse Investment Advisers, LLC	0.63%	11.31%	7.84%	6.71%
Seeks a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital.	Brighthouse Asset Allocation 60 Portfolio - Class A Brighthouse Investment Advisers, LLC	0.65%	14.09%	9.70%	8.19%
Seeks growth of capital.	Brighthouse Asset Allocation 80 Portfolio - Class A Brighthouse Investment Advisers, LLC	0.69%	17.01%	11.60%	9.61%
Seeks long-term capital growth.	Brighthouse/Artisan Mid Cap Value Portfolio* - Class A Brighthouse Investment Advisers, LLC Subadviser: Artisan Partners Limited Partnership	0.78%	6.25%	9.62%	9.10%
Seeks a high level of current income, while seeking preservation of shareholders’ capital.	Brighthouse/Franklin Low Duration Total Return Portfolio* - Class B Brighthouse Investment Advisers, LLC Subadviser: Franklin Advisers, Inc.	0.73%	2.12%	2.32%	—
Seeks long-term capital appreciation with some current income.	Brighthouse/Wellington Balanced Portfolio - Class A Brighthouse Investment Advisers, LLC Subadviser: Wellington Management Company LLP	0.53%	17.72%	11.41%	10.60%
Seeks to provide a growing stream of income over time and, secondarily, long-term capital appreciation and current income.	Brighthouse/Wellington Core Equity Opportunities Portfolio* - Class A Brighthouse Investment Advisers, LLC Subadviser: Wellington Management Company LLP	0.61%	11.27%	13.22%	11.80%
A-2

INVESTMENT OBJECTIVE	PORTFOLIO AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/2020)
			1 YEAR	5 YEAR	10 YEAR
Seeks long-term capital appreciation.	Brighthouse/Wellington Large Cap Research Portfolio* - Class A Brighthouse Investment Advisers, LLC Subadviser: Wellington Management Company LLP	0.55%	22.27%	14.95%	13.87%
Seeks total return through investment in real estate securities, emphasizing both capital appreciation and current income.	Clarion Global Real Estate Portfolio* - Class E Brighthouse Investment Advisers, LLC Subadviser: CBRE Clarion Securities LLC	0.79%	-4.96%	3.98%	5.34%
Seeks maximum capital appreciation.	Frontier Mid Cap Growth Portfolio* - Class A Brighthouse Investment Advisers, LLC Subadviser: Frontier Capital Management Company, LLC	0.73%	31.70%	16.91%	13.57%
Seeks long-term capital appreciation.	Harris Oakmark International Portfolio* - Class E Brighthouse Investment Advisers, LLC Subadviser: Harris Associates L.P.	0.91%	5.24%	7.13%	6.32%
Seeks capital appreciation.	Invesco Global Equity Portfolio* - Class A Brighthouse Investment Advisers, LLC Subadviser: Invesco Advisers, Inc.	0.57%	27.92%	15.13%	11.83%
Seeks long-term growth of capital.	Invesco Small Cap Growth Portfolio* - Class E Brighthouse Investment Advisers, LLC Subadviser: Invesco Advisers, Inc.	0.96%	57.08%	20.02%	15.85%
Seeks long-term growth of capital.	Jennison Growth Portfolio* - Class A Brighthouse Investment Advisers, LLC Subadviser: Jennison Associates LLC	0.54%	56.80%	23.52%	18.67%
Seeks high total investment return through a combination of capital appreciation and income.	Loomis Sayles Global Allocation Portfolio* - Class B Brighthouse Investment Advisers, LLC Subadviser: Loomis, Sayles & Company, L.P.	1.03%	14.79%	12.28%	9.69%
Seeks long-term growth of capital.	Loomis Sayles Growth Portfolio* - Class A Brighthouse Investment Advisers, LLC Subadviser: Loomis, Sayles & Company, L.P.	0.57%	32.54%	13.33%	14.42%
Seeks long-term capital growth from investments in common stocks or other equity securities.	Loomis Sayles Small Cap Core Portfolio* - Class A Brighthouse Investment Advisers, LLC Subadviser: Loomis, Sayles & Company, L.P.	0.90%	12.07%	11.45%	11.07%
Seeks long-term capital growth.	Loomis Sayles Small Cap Growth Portfolio* - Class A Brighthouse Investment Advisers, LLC Subadviser: Loomis, Sayles & Company, L.P.	0.88%	34.34%	18.26%	15.03%
Seeks to track the performance of the Bloomberg Barclays U.S. Aggregate Bond Index.	MetLife Aggregate Bond Index Portfolio* - Class A Brighthouse Investment Advisers, LLC Subadviser: MetLife Investment Advisors, LLC	0.27%	7.21%	4.21%	3.58%
A-3

INVESTMENT OBJECTIVE	PORTFOLIO AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/2020)
			1 YEAR	5 YEAR	10 YEAR
Seeks to track the performance of the Standard & Poor’s MidCap 400® Composite Stock Price Index.	MetLife Mid Cap Stock Index Portfolio - Class A Brighthouse Investment Advisers, LLC Subadviser: MetLife Investment Advisors, LLC	0.32%	13.39%	12.08%	11.25%
Seeks to track the performance of the MSCI EAFE® Index.	MetLife MSCI EAFE® Index Portfolio - Class A Brighthouse Investment Advisers, LLC Subadviser: MetLife Investment Advisors, LLC	0.39%	7.85%	7.46%	5.33%
Seeks to track the performance of the Russell 2000® Index.	MetLife Russell 2000® Index Portfolio - Class A Brighthouse Investment Advisers, LLC Subadviser: MetLife Investment Advisors, LLC	0.33%	19.62%	13.22%	11.21%
Seeks to track the performance of the Standard & Poor’s 500® Composite Stock Price Index.	MetLife Stock Index Portfolio* - Class A Brighthouse Investment Advisers, LLC Subadviser: MetLife Investment Advisors, LLC	0.27%	18.10%	14.93%	13.60%
Seeks capital appreciation.	MFS ® Research International Portfolio* - Class A Brighthouse Investment Advisers, LLC Subadviser: Massachusetts Financial Services Company	0.64%	13.28%	9.91%	6.32%
Seeks a favorable total return through investment in a diversified portfolio.	MFS ® Total Return Portfolio* - Class E Brighthouse Investment Advisers, LLC Subadviser: Massachusetts Financial Services Company	0.76%	9.60%	8.74%	8.33%
Seeks capital appreciation.	MFS ® Value Portfolio* - Class E Brighthouse Investment Advisers, LLC Subadviser: Massachusetts Financial Services Company	0.73%	3.75%	10.26%	11.08%
Seeks capital appreciation.	Morgan Stanley Discovery Portfolio* - Class A Brighthouse Investment Advisers, LLC Subadviser: Morgan Stanley Investment Management Inc.	0.63%	153.77%	38.34%	21.41%
Seeks high total return, consisting principally of capital appreciation.	Neuberger Berman Genesis Portfolio* - Class A Brighthouse Investment Advisers, LLC Subadviser: Neuberger Berman Investment Advisers LLC	0.85%	25.11%	15.77%	12.93%
Seeks maximum real return, consistent with preservation of capital and prudent investment management.	PIMCO Inflation Protected Bond Portfolio - Class E Brighthouse Investment Advisers, LLC Subadviser: Pacific Investment Management Company LLC	0.93%	11.63%	5.16%	3.55%
Seeks maximum total return, consistent with the preservation of capital and prudent investment management.	PIMCO Total Return Portfolio* - Class A Brighthouse Investment Advisers, LLC Subadviser: Pacific Investment Management Company LLC	0.56%	8.82%	4.98%	4.05%
A-4

INVESTMENT OBJECTIVE	PORTFOLIO AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/2020)
			1 YEAR	5 YEAR	10 YEAR
Seeks growth of capital and income.	SSGA Growth and Income ETF Portfolio - Class E Brighthouse Investment Advisers, LLC Subadviser: SSGA Funds Management, Inc.	0.66%	10.01%	8.63%	7.35%
Seeks growth of capital.	SSGA Growth ETF Portfolio - Class E Brighthouse Investment Advisers, LLC Subadviser: SSGA Funds Management, Inc.	0.70%	10.84%	9.71%	8.14%
Seeks long-term growth of capital.	T. Rowe Price Large Cap Growth Portfolio* - Class A Brighthouse Investment Advisers, LLC Subadviser: T. Rowe Price Associates, Inc.	0.58%	36.95%	19.34%	16.96%
Seeks long-term growth of capital.	T. Rowe Price Mid Cap Growth Portfolio - Class A Brighthouse Investment Advisers, LLC Subadviser: T. Rowe Price Associates, Inc.	0.78%	24.30%	16.36%	14.77%
Seeks long-term capital growth.	T. Rowe Price Small Cap Growth Portfolio - Class A Brighthouse Investment Advisers, LLC Subadviser: T. Rowe Price Associates, Inc.	0.50%	24.34%	16.27%	14.83%
Seeks high total return by investing in equity securities of mid-sized companies.	Victory Sycamore Mid Cap Value Portfolio* - Class A Brighthouse Investment Advisers, LLC Subadviser: Victory Capital Management Inc.	0.60%	7.87%	9.81%	8.80%
Seeks to maximize total return consistent with preservation of capital.	Western Asset Management Strategic Bond Opportunities Portfolio* - Class A Brighthouse Investment Advisers, LLC Subadviser: Western Asset Management Company	0.55%	6.92%	6.71%	5.55%
Seeks to maximize total return consistent with preservation of capital and maintenance of liquidity.	Western Asset Management U.S. Government Portfolio* - Class A Brighthouse Investment Advisers, LLC Subadviser: Western Asset Management Company	0.48%	5.24%	3.07%	2.68%
*	The Portfolio is subject to an expense reimbursement or fee waiver arrangement. The annual expenses shown reflect temporary fee reductions.
A-5

APPENDIX B: PREMIUM TAX TABLE
If You are a resident of one of the following jurisdictions, the percentage amount listed by that jurisdiction is the premium tax rate applicable to your Deferred Annuity or Income Annuity.
	Qualified Deferred and Income Annuities	Non-Qualified Deferred Annuities and Income Annuities
California (1)	0.50%	2.35%
Florida (2)	1.00%	1.00%
Maine (3)	0.00%	2.00%
Nevada (4)	0.00%	3.50%
Puerto Rico(5)	1.00%	1.00%
South Dakota(6)	0.00%	1.25%
Wyoming (4)	0.00%	1.00%
[1]	California applies the qualified tax rate to plans that qualify under the following Code Sections: 401(a), 403(b), 404, 408(b), and 501(a).
[2]	Annuity purchase payments are exempt from taxation provided the tax savings are passed back to the Contract Owners. Otherwise, they are taxable at 1%.
[3]	Maine applies the qualified tax rate to plans that qualify under the following Code Sections: 401, 403, 403(b), 404, 408, 457 and 501.
[4]	Nevada and Wyoming apply the qualified tax rate to plans that qualify under the following Code Sections: 401, 403, 404, 408, 457 and 501.
[5]	We will not deduct premium taxes paid by us to Puerto Rico from purchase payments, Account Value, withdrawals, death benefits or income payments.
[6]	Special rate applies for large case annuity policies. Rate is 0.08% for that portion of the annuity considerations received on a Contract exceeding $500,000 annually. Special rate on large case policies is not subject to retaliation. South Dakota applies the qualified tax rate to plans that qualify under the following Code Sections: 401, 403(b), 404, 408, 457, and 501(a).
B-1

The SAI includes additional information about the Deferred Annuities and the Separate Account. To view and download the SAI, please visit dfinview.com/metlife/tahd/MET000200. To request a free copy of the SAI you can send an e-mail to RCG@metlife.com, write or call:
Metropolitan Life Insurance Company
Attn: Fulfillment Unit – APPA
PO Box 10342
Des Moines, IA 50306-0342
(800) 638-7732
This prospectus incorporates by reference all of the information contained in the Statement of Additional Information, which is legally part of this prospectus.
Reports and other information about the Separate Account are available on the Commission’s website at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.
EDGAR ID: C000003498

April 30, 2021
Preference Plus® Account Variable Deferred and Income Annuity Contracts (BPPA)
Issued by Separate Account E of
Metropolitan Life Insurance Company (“MetLife”)
This Prospectus describes individual and group Preference Plus Account Contracts for deferred variable annuities (“Deferred Annuities”) and Preference Plus immediate variable income annuities (“Income Annuities”) (also referred to herein as “the Contract”). We no longer offer the Deferred Annuities and Income Annuities. However, Contract Owners and participants may continue to make additional purchase payments and new participants may enroll under any issued group Contract.

You decide how to allocate your money among the various available investment choices. Your choices may include the Fixed Interest Account/Fixed Income Option and Divisions (Divisions may be referred to as “Investment Divisions” in the Contract and marketing materials) available through Metropolitan Life Separate Account E which, in turn, invest in the Portfolios described in Appendix A. For convenience, the portfolios and the funds are referred to as Portfolios in this Prospectus.
Additional information about certain investment products, including variable annuities has been prepared by the Securities and Exchange Commission staff and is available at Investor.gov.
How to learn more:
Before investing, read this Prospectus. The Prospectus contains information about the Deferred Annuities, Income Annuities and Metropolitan Life Separate Account E which You should know before investing. Keep this Prospectus for future reference.
The Securities and Exchange Commission has a website (http://www.sec.gov), which You may visit to view this Prospectus, SAI and other information.
Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation otherwise is a criminal offense. Interests in the Separate Account and the Fixed Account are not deposits or obligations of, or insured or guaranteed by, the U.S. Government, any bank or other depository institution including the Federal Deposit Insurance Corporation (“FDIC”), the Federal Reserve Board or any other agency or entity or person.
The date of this prospectus is April 30, 2021.
IMPORTANT INFORMATION
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a Portfolio’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from us. Instead, the shareholder reports will be made available on dfinview.com/metlife/tahd/MET000235, and you will be notified by mail each time a shareholder report is posted and provided with a website link to access the shareholder report.
If you already elected to receive your shareholder report electronically, you will not be affected by this change, and you need not take any action. You may elect to receive shareholder reports and other communications, including Portfolio prospectuses and other information we send you by contacting your Administrative Office.
If you wish to continue to receive shareholder reports in paper on and after January 1, 2021, we will continue to send you all future reports in paper, free of charge. Please contact us at your Administrative Office if you wish to continue receiving paper copies of the Portfolios’ shareholder reports. Your election to receive shareholder reports in paper will apply to all Portfolios available under your Policy.
If you are a new investor in the Contract, you may cancel your Contract within 10 days of receiving it without paying fees or penalties. In some states, this cancellation period may be longer. Upon cancellation, you will receive either a full refund of the amount you paid with your application or your total Contract value. You should review this prospectus, or consult with your investment professional, for additional information about the specific cancellation terms that apply.
The Deferred Annuities or Income Annuities are not intended to be offered anywhere that they may not be lawfully offered and sold. MetLife has not authorized any information or representations about the Deferred Annuities or Income Annuities other than the information in this Prospectus, supplements to the Prospectus or any supplemental sales material we authorize.

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IMPORTANT TERMS YOU SHOULD KNOW
Account Value — When You purchase a Deferred Annuity, an account is set up for You. Your Account Value is the total amount of money credited to You under your Deferred Annuity including money in the Divisions of the Separate Account and the Fixed Interest Account, less any account reduction loans.
Accumulation Unit Value — With a Deferred Annuity, money paid-in or transferred into a Division of the Separate Account is credited to You in the form of Accumulation Units. Accumulation Units are established for each Division. We determine the value of these Accumulation Units as of the close of the Exchange each day the Exchange is open for regular trading. The Exchange usually closes at 4 p.m. Eastern Time but may close earlier or later. The values increase or decrease based on the investment performance of the corresponding underlying Portfolios.
Administrative Office — The Administrative Office is the MetLife office that will generally handle the administration of all your requests concerning your Deferred Annuity or Income Annuity. Your quarterly statement, payment statement and/or check stub will indicate the address of your Administrative Office. The telephone number to call to initiate a request is 1-800-638-7732.
Annuitant – The natural person whose life is the measure for determining the duration and the dollar amount of income payments, sometimes referred to as the measuring life.
Annuity Unit Value — With an Income Annuity or variable pay-out option, the money paid-in or reallocated into a Division of the Separate Account is held in the form of Annuity Units. Annuity Units are established for each Division. We determine the value of these Annuity Units as of the close of the Exchange each day the Exchange is open for regular trading. The Exchange usually closes at 4 p.m. Eastern Time but may close earlier or later. The values increase or decrease based on the investment performance of the corresponding underlying Portfolios.
Assumed Investment Return (AIR) — Under an Income Annuity or variable pay-out option, the AIR is the assumed percentage rate of return used to determine the amount of the first variable income payment. The AIR is also the benchmark that is used to calculate the investment performance of a given Division to determine all subsequent payments to You.
Beneficiary – the person who receives a benefit, including continuing payments or a lump sum payment, if the Annuitant dies.
Contract — A Contract is the legal agreement between You and MetLife or between MetLife and the employer, plan trustee or other entity, or the certificate issued to You under a group annuity Contract. This document contains relevant provisions of your Deferred Annuity or Income Annuity. MetLife issues Contracts for each of the annuities described in this Prospectus. “Contracts” are also referred to as “Deferred Annuities” as appropriate.
Contract Year — Generally, the Contract Year for a Deferred Annuity is the period ending on the last day of the month in which the anniversary of when we issued the annuity occurs and each following 12-month period. However, depending on underwriting and plan requirements, the first Contract Year may range from the initial three to fifteen months after the Deferred Annuity is issued.
Divisions  — Divisions are subdivisions of the Separate Account. When You allocate a purchase payment, transfer money or make reallocations of your income payment to a Division, the Division purchases shares of a Portfolio (with the same name) within Brighthouse Trust I, Brighthouse Trust II, the Calvert Fund, Fidelity VIP Funds or American Funds®.
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Early Withdrawal Charge — The Early Withdrawal Charge is an amount we deduct from your Account Value if You withdraw money prematurely from a Deferred Annuity. This charge is often referred to as a deferred sales load or back-end sales load.
Exchange  — In this Prospectus, the New York Stock Exchange is referred to as the “Exchange.”
Free Look — You may cancel your Contract within a certain time period. This is known as a “free look.” We must receive your request to cancel in writing by the appropriate day in your state, which varies from state to state. The time period may also vary depending on your age and whether You purchased your Contract from us directly, through the mail or with money from another annuity or life insurance policy. Depending on state law, we may refund (i) all of your purchase payments (and any interest credited by the Fixed Account, if applicable) or (ii) your Account Value as of the date your refund request is received at your Administrative Office in Good Order (this means you bear the risk of any decline in the value of your Contract due to the performance of the Divisions during the Free Look period).
Good Order — A request or transaction generally is considered in “Good Order” if it complies with our administrative procedures, and the required information is complete and accurate. A request or transaction may be rejected or delayed if not in Good Order. Good Order generally means the actual receipt by us of the instructions relating to the requested transaction in writing (or, when permitted, by telephone) along with all forms, information and supporting legal documentation necessary to effect the transaction. This information and documentation generally includes to the extent applicable to the transaction: your completed application; your Contract number; the transaction amount (in dollars or percentage terms); the names and allocations to and/or from the Divisions affected by the requested transaction; the signatures of all Contract Owners (exactly as indicated on the Contract), if necessary; Social Security Number or Tax I.D.; and any other information or supporting documentation that we may require, including any spousal or Joint Owner’s consents. With respect to purchase payments, Good Order also generally includes receipt by us of sufficient funds to effect the purchase. We may, in our sole discretion, determine whether any particular transaction request is in Good Order, and we reserve the right to change or waive any Good Order requirement at any time. If You have any questions, You should contact us or your MetLife Administrative Office before submitting the form or request.
MetLife  — MetLife is Metropolitan Life Insurance Company, which is the company that issues the Deferred Annuities and Income Annuities. Throughout this Prospectus, MetLife is also referred to as “we,” “us” or “our.”
Separate Account — Metropolitan Life Separate Account E (“Separate Account”) is an investment account. All assets contributed to Divisions under the Deferred Annuities and Income Annuities are pooled in the Separate Account and maintained for the benefit of investors in Deferred Annuities and Income Annuities.
Variable Annuity — An annuity in which returns/income payments are based upon the performance of investments such as stocks and bonds held by one or more underlying Portfolios. You assume the investment risk for any amounts allocated to the Divisions in a Variable Annuity.
You  — In this Prospectus, depending on the context, “You” may mean either the purchaser of the Deferred Annuity or Income Annuity, the annuitant under an Income Annuity or the participant or annuitant under certain group arrangements. In cases where we are referring to giving instructions or making payments to us for PEDC Contracts, "You" means the employer and, for Keogh Contracts, “You" means the plan trustee. Under the PEDC or Keogh plans where the participant or annuitant is allowed to choose among investment choices, "You" means the participant or annuitant who is giving us instructions about the investment choices. In connection with a 403(b) plan termination, as of the date of the Contract or cash distribution under such plan termination, "You" means the participant who has received such Contract or cash distribution.
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KEY INFORMATION
Important Information You Should Consider About the Contract
	FEES AND EXPENSES			LOCATION IN PROSPECTUS
Charges for Early Withdrawals	Withdrawal charges are calculated as a percentage of each purchase payment funding the withdrawal during the pay-in phase. A Withdrawal Charge of up to 7.00% may be assessed on any such premium payment paid up to 8 years before the date of the withdrawal.
	For example, if you purchase the Contract for $100,000 and surrender your Contract during the first year, You will pay a Withdrawal Charge of up to $7,000.			Charges – Withdrawal Charges
Transaction Charges	In addition to surrender charges, you also may be charged for other transactions. Although we do not currently charge a fee for transfers of cash value among Divisions or between the Divisions and the Fixed Account, We reserve the right to impose a transfer fee.
	There is a one-time Contract Fee of $350 for Income Annuities. We do not charge this fee if You elect a pay-out option under your Deferred Annuity and You have owned your Deferred Annuity for more than two years. We are currently waiving this charge.			“Charges – Transfer Fee”
Ongoing Fees and Expenses (annual charges)	Minimum and Maximum Annual Fee Table. The table below describes the fees and expenses that you may pay each year, depending on the options you choose. Please refer to your Contract specifications page for information about the specific fees you will pay each year based on the options you have elected.			Fees
	Annual Fee	Minimum	Maximum
	Base Contract (varies by investment options chosen)	1.25%(1)	1.25% (1)
	Investment options (Portfolio fees and expenses)	0.28%(2)	1.04% (2)
For all Contracts, except the Keogh Deferred Annuity and certain TSA Deferred Annuities, You pay a $20 annual fee from the Fixed Interest Account at the end of each Contract Year, if your Account Value is less than $10,000 and if You do not make purchase payments during the year. For the Keogh Deferred Annuity with individual participant recordkeeping (allocated) You pay a $20 charge applied against any amounts in the Fixed Interest Account.

(1) As a percentage of your Account Balance in the Separate Account.
(2) As a percentage of average daily net assets of the Portfolio.
	Because your Contract is customizable, the choices you make affect how much you will pay. To help understand the cost of owning your Contract, the following table shows the lowest and highest cost you could pay each year, based on current charges. This estimate assumes that you do not take withdrawals from the Contract, which could add surrender charges that substantially increase costs.			Fees
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	RISKS		LOCATION IN PROSPECTUS
	Lowest Annual Cost:	Highest Annual Cost:
	$1,429	$2,068
• Assumes:
• Investment of $100,000
• 5% annual appreciation
• Least expensive combination of Contract classes and Portfolio fees and expenses
• No optional benefits
• No sales charges
	• No additional purchase payments, transfers or withdrawals	• Assumes: • Investment of $100,000 • 5% annual appreciation • Most expensive combination of Portfolio fees and expenses • No sales charges • No additional purchase payments, transfers or withdrawals
	RISKS		LOCATION IN PROSPECTUS
Risk of Loss	You can lose money by investing in the Contract, including loss of principal.		Principal Risks
Not a Short- Term Investment	This Contract is not a short-term investment and is not appropriate for an investor who needs ready access to cash.
• Withdrawal Charges may apply for up to 8 years following each purchase payment. Withdrawal Charges will reduce the value of your Contract if you withdraw money during that time.
• The benefits of tax deferral and living benefit protections also mean that the Contract is more beneficial to investors with a long time horizon.
	• Earnings on your Contract are taxed at ordinary income tax rates when You withdraw them, and You may have to pay a penalty if You take a withdrawal before age 59 1⁄2.		Principal Risks
Risks Associated with Investment Options	• An investment in the Contract is subject to the risk of poor investment performance and can vary depending on the performance of the investment options available under the Contract (e.g., Portfolios).
• Each investment option (including the Fixed Account investment option) will have its own unique risks.
	• You should review these investment options before making an investment decision.		Principal Risks
Insurance Company Risks	An investment in the Contract is subject to the risks related to the Company. Any obligations (including under the Fixed Account), guarantees, or benefits are subject to the claims-paying ability of the Company, and our long term ability to make such payments, and are not guaranteed by any other party. MetLife is regulated as an insurance company under state law, which generally includes limits on the amount and type of investments in its general account. However, there is no guarantee that we will be able to meet our claims paying obligations; there are risks to purchasing any insurance product. More information about the Company, including its financial strength ratings, is available upon request by visiting https://www.metlife.com/about-us/corporate-profile/ratings/.		Principal Risks
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	RESTRICTIONS	LOCATION IN PROSPECTUS
Investment	Although we do not currently charge a fee for transfers of cash value among Divisions or between the Divisions and the Fixed Account, We reserve the right to impose a transfer fee of $25.
We reserve the right to add, remove or substitute Portfolios.
	The Company also has policies and procedures that attempt to detect and deter frequent transfers in situations where we determine there is a potential for arbitrage trading, and in those instances, there are additional limits that apply to transfers.	“Charges – Transfer Fee”
	TAXES	LOCATION IN PROSPECTUS
Tax Implications	• You should consult with a tax professional to determine the tax implications of an investment in and purchase payments received under the Contract.
• There is no additional tax benefit if You purchase the Contract through a tax-qualified plan or individual retirement account (IRA).
	• Earnings on your Contract are taxed at ordinary income tax rates when You withdraw them, and You may have to pay a penalty if You take a withdrawal before age 59 1⁄2.	Federal Tax Considerations
	CONFLICTS OF INTEREST	LOCATION IN PROSPECTUS
Investment Professional Compensation	Your investment professional may receive compensation for selling this Contract to You, both in the form of commissions and because MetLife may share the revenue it earns on this Contract with the professional’s firm. This conflict of interest may influence your investment professional to recommend this Contract over another investment.	Who Sells the Deferred Annuities
Exchanges	Some investment professionals may have a financial incentive to offer you a new contract in place of the one you own. You should only exchange your Contract if you determine, after comparing the features, fees, and risks of both contracts, that it is better for you to purchase the new contract rather than continue to own your existing Contract.	Replacement of Annuity Contracts
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OVERVIEW OF THE CONTRACT
Purpose of the Contract
The Preference Plus Account ® Variable Annuity Contract is designed to provide long-term accumulation of assets through investments in a variety of investment options during the accumulation phase. It can supplement your retirement income by providing a stream of income payments during the payout phase. It also offers death benefits to protect your designated beneficiaries. This Contract may be appropriate if you have a long investment time horizon. It is not intended for people who may need to make early or frequent withdrawals or intend to engage in frequent trading in the Portfolios.
Phases of the Contract
Your Contract has two phases: 1) an accumulation or “pay-in” phase; and 2) an income or “pay-out” phase.
1)	Accumulation (Pay-in) Phase
To help You accumulate assets, You can invest your premium payments in:
•	Portfolios (mutual funds), each of which has its own investment strategies, investment advisers, expense ratios, and returns; and
•	a Fixed Account option, which offers a guaranteed interest rate during a selected period.
Additional information about each Portfolio including its investment objective, advisers and any subadvisers, as well as current expenses and certain performance information is included in Appendix A.
2)	Income (Pay-out) Phase
You can elect to annuitize your Contract and turn your Contract value into a stream of income payments (sometimes called annuity payments) from MetLife, at which time the accumulation phase of the Contract ends. These payments may continue for a fixed period of years, for your entire life, or for the longer of a fixed period or your life. The payments may also be fixed or variable. Variable payments will vary based on the performance of the investment options you select.
Please note that if you annuitize, your investments will be converted to income payments and you may no longer be able to choose to withdraw money at will from your Contract. All benefits (including guaranteed minimum death benefits and living benefits) terminate upon annuitization.
Features and Options of the Deferred Annuity
Contract classes. The Contract has a single contract class with a 8-year Early Withdrawal Charge period.
Accessing your money. Until you annuitize, you have full access to your money. You can choose to withdraw your Contract value at any time (although if you withdraw early, you may have to pay a Withdrawal Charge and/or income taxes, including a tax penalty if you are younger than age 59 1⁄2).
Tax treatment. You can transfer money between investment options without tax implications, and earnings (if any) on your investments are generally tax-deferred. You are taxed only when: (1) you make a withdrawal; (2) you receive an income payment from the Contract; or (3) upon payment of a death benefit.
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Death benefits. Your Contract includes a basic death benefit that will pay your designated beneficiaries a benefit at the time of your death. You can purchase additional death benefits for an additional fee. These additional provisions may increase the amount of money payable to your designated beneficiaries upon your death.
Automated investment strategies and dollar cost averaging. At no additional charge, you may select from among four automated investment strategies to help you manage your money based on your risk tolerance and savings goals. Alternately, at no additional charge, you may select dollar cost averaging, which automatically transfers a specific amount of money from the fixed account to the investment options you have selected, at set intervals over a specific period of time.
FEES
The following tables describe the fees and expenses You will pay when buying, owning, and surrendering or making withdrawals from the Contract. Please refer to your Contract specifications page for information about the specific fees you will pay each year based on the options you have elected.
The first table describes the fees and expenses that you will pay at the time that you buy the Contract, surrender or make withdrawals from the Contract, or transfer Contract value between investment options. State premium taxes may also be deducted.
Transaction Expenses
Sales Load Imposed on Purchase Payments	None
Early Withdrawal Charge (as a percentage of each purchase payment funding the withdrawal during the pay-in phase)(1)	7%
Exchange Fee for Deferred Annuities	None
Surrender Fee for Deferred Annuities	None
Account Reduction Loan Initiation Fee	$ 75(2)
Income Annuity Contract Fee(2)	$ 350
Transfer Fee(5)	$25
[1]	An Early Withdrawal Charge of up to 7% may apply if You withdraw purchase payments within seven years of when they were credited to your Deferred Annuity. The charge on purchase payments is calculated according to the following schedule:

During Purchase Payment Year	Percentage
1	7%
2	6%
3	5%
4	4%
5	3%
6	2%
7	1%
Thereafter	0%
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There are times when the Early Withdrawal Charge does not apply to amounts that are withdrawn from a Deferred Annuity. For example, each Contract Year You may take the greater of 10% of your Account Value or your purchase payments made over seven years ago free of Early Withdrawal Charges.
[2]	There is a one-time Contract Fee of $350 for Income Annuities. We do not charge this fee if You elect a pay-out option under your Deferred Annuity and You have owned your Deferred Annuity for more than two years. We are currently waiving this charge.
The next table describes the fees and expenses that you will pay each year during the time that you own the Contract (not including Portfolio Company fees and expenses).
Annual Contract Expenses
Annual Contract Fee for Deferred Annuities(3)	None
Base Contract Expense(4) (as a percentage of your average Account Value in the Separate Account) General Administrative Expenses Charge Mortality and Expense Risk Charge	1.25%
Annual Account Reduction Loan Maintenance Fee (per loan outstanding)	$ 50(2)
[3]	A $20 Annual Contract Fee is imposed on money in the Fixed Interest Account. This fee may be waived under certain circumstances.
[4]	Pursuant to the terms of the Contract, our total Separate Account charge will not exceed 1.25% of your average balance in the Divisions. For purposes of presentation here, we estimated the allocation between general administrative expenses and the mortality and expense risk charge for Deferred Annuities or the amount of underlying Portfolio shares we have designated in the Divisions to generate your income payments for Income Annuities.
[5]	Although we do not currently charge a fee for transfers, We reserve the right to impose a transfer fee of $25.
The next item shows the minimum and maximum total operating expenses charged by the Portfolios that you may pay periodically during the time that you own the Contract. A complete list of Portfolios available under the Contract, including their annual expenses, may be found in “Appendix A-Portfolio Companies Available Under the Contract” at the back of this Prospectus.
	Minimum	Maximum
Annual Portfolio Company Expenses
(expenses that are deducted from Portfolio assets, including management fees, distribution and/or service (12b-1) fees, and other expenses)	0.28%	1.04%
Examples
The examples are intended to help You compare the cost of investing in the Deferred Annuities and Income Annuities with the cost of investing in other variable annuity contracts. These costs include the Transaction Expenses, the Separate Account Annual Charge and other costs You bear while You hold the Deferred Annuity or Income Annuity and the Annual Portfolio Company Expenses.
Example 1. This example shows the dollar amount of expenses that You would bear directly or indirectly on a $100,000 investment for a Deferred Annuity for the time periods indicated. Your actual costs may be higher or lower.
Assumptions:
•	reimbursement and/or waiver of expenses was not in effect;
•	there is a maximum Separate Account charge of 1.25%;
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•	You bear the Minimum or Maximum Total Annual Portfolio Operating Expenses;
•	the underlying Portfolio earns a 5% annual return; and
Based on these assumptions, your charges would be:
	1 Year	3 Years	5 Years	10 Years
If you surrender your Contract at the end of the applicable time period
Maximum	$9,290	$11,559	$14,789	$25,907
Minimum	$8,530	$ 9,252	$10,901	$17,926
Based on these assumptions, your charges would be:
Example 2. This example shows the dollar amount of expenses that You would bear directly or indirectly on a $100,000 investment for a Deferred Annuity for the time periods indicated. Your actual costs may be higher or lower.
Assumptions:
•	reimbursement and/or waiver of expenses was not in effect;
•	You bear the Minimum or Maximum Total Annual Portfolio Operating Expenses;
•	there is a maximum Separate Account charge of 1.25%;
•	the underlying Portfolio earns a 5% annual return; and
Based on these assumptions, your charges would be:
	1 Year	3 Years	5 Years	10 Years
If you annuitize or do not surrender your Contract at the end of the applicable time period
Maximum	$2,290	$7,059	$12,089	$25,907
Minimum	$1,530	$4,752	$ 8,201	$17,926
Example 3. This example shows the dollar amount of expenses that You would bear directly or indirectly on a $100,000 investment for a Deferred Annuity for the time periods indicated. Your actual costs may be higher or lower.
Assumptions:
•	reimbursement and/or waiver of expenses was not in effect;
•	You bear the Minimum or Maximum Total Annual Portfolio Operating Expenses;
•	You bear the Income Annuity Contract Fee;
•	there is a maximum Separate Account charge of 1.25%;
•	the underlying Portfolio earns a 5% annual return; and
Based on these assumptions, your charges would be:
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	1 Year	3 Years	5 Years	10 Years
If you annuitize or do not surrender your Contract at the end of the applicable time period
Maximum	$2,640	$7,393	$12,406	$26,177
Minimum	$1,880	$5,091	$ 8,528	$18,221
PRINCIPAL RISKS
Investing in the Contracts involves risks. The following are the principal risks of an investment in the Contract. You should carefully consider the below risks in addition to the other information contained in this Prospectus.
Risk of Loss. An investment in the Contract is not a bank deposit and is not guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The Contract is subject to market risk (the risk that your investments may decline in value or underperform your expectations). As a result, You can lose money by investing in the Contract, including loss of principal.
Not a Short-Term Investment. This Contract is not a short-term investment and is not appropriate for an investor who needs ready access to cash. If you withdraw early, you may have to pay a Withdrawal Charge and/or income taxes, including a tax penalty if you are younger than age 59 1⁄2. An Early Withdrawal Charge of up to 7% may apply if You withdraw purchase payments from the Fixed Interest Account within seven years of when the Purchase Payments were allocated to the Fixed Interest Account in your Deferred Annuity. Withdrawal Charges will reduce the value of your Contract if you withdraw money during that time. The benefits of tax deferral and living benefit protections also mean that the Contract is more beneficial to investors with a long time horizon.
Risk of Underlying Portfolios. An investment in the Contract is subject to the risk of poor investment performance and can vary depending on the performance of the investment options available under the Contract (e.g., Portfolio Companies). Each investment option (including under the Fixed Account investment option) will have its own unique risks. We do not provide any investment advice and do not recommend or endorse any particular Portfolio. You bear the risk of any decline in the Account Balance of your Contract resulting from the performance of the Portfolio You have chosen. You should review these investment options before making an investment decision. Information regarding the Portfolios available under your Contract is available in Appendix A to this Prospectus.
Risks Associated with the Company. An investment in the Contract is subject to the risks related to the Company. Any obligations (including under the Fixed Account), guarantees, or benefits are subject to claims-paying ability of the Company, and our long term ability to make such payments, and are not guaranteed by any other party. MetLife is regulated as an insurance company under state law, which generally includes limits on the amount and type of investments in its general account. However, there is no guarantee that we will be able to meet our claims paying obligations; there are risks to purchasing any insurance product.
Conflicts of Interest. Your investment professional may receive compensation for selling this Contract to You, both in the form of commissions and because MetLife may share the revenue it earns on this Contract with the professional’s firm. This conflict of interest may influence your investment professional to recommend this Contract over another investment. In addition, some investment professionals may have a financial incentive to offer you a new contract in place of the one you own. You should only exchange your Contract if you determine, after comparing the features, fees, and risks of both contracts, that it is better for you to purchase the new contract rather than continue to own your existing Contract.
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Suitability. An investment in the Contract may not be suitable for all investors. For example, there is no additional tax benefit if You purchase the Contract through a tax-qualified plan or individual retirement account (IRA). Therefore, there should be reasons other than tax deferral for acquiring the Contract. You should consult with a tax or investment professional to determine the tax and other implications of an investment in and purchase payments received under the Contract.
Taxation Risk. Although the provisions of the Code relevant to the Contract are generally described under “Federal Tax Considerations,” an investor should consult its own tax advisor concerning the effects of federal, state, local and foreign tax law on the Contract. No assurance can be given that, even if the tax provisions currently applicable to the Contract are favorable, the law or regulations or interpretations thereunder will not change and the Contract may be disadvantaged.
Cybersecurity. Cybersecurity breaches can be intentional or unintentional events, and can occur through unauthorized access to computer systems, networks or devices; infection from computer viruses or other malicious software code; or attacks that shut down, disable, slow or otherwise disrupt operations, business processes or website access or functionality. Cybersecurity breaches can interfere with our processing of contract transactions, including the processing of transfer orders from our website or with the Portfolios; impact our ability to calculate Accumulation Unit Values; cause the release and possible destruction of confidential Contract Owner or business information; or impede order processing or cause other operational issues. Although we continually make efforts to identify and reduce our exposure to cybersecurity risk, there is no guarantee that we will be able to successfully manage this risk at all times.
COVID-19 Risk. The pandemic spread of the novel coronavirus COVID-19 is causing illnesses and deaths. This pandemic, other pandemics, and their related major public health issues are having a major impact on the global economy and financial markets. Governmental and non-governmental organizations may not effectively combat the spread and severity of such a pandemic, increasing its harm to the Company. Any of these events could have a material adverse effect on the Company’s operations, business, financial results, or financial condition.
METLIFE
Metropolitan Life Insurance Company is a provider of insurance, annuities, employee benefits and asset management. We are also one of the largest institutional investors in the United States with a general account portfolio invested primarily in fixed income securities (corporate, structured products, municipals, and government and agency) and mortgage loans, as well as real estate, real estate joint ventures, other limited partnerships and equity securities, at December 31, 2020. The Company was incorporated under the laws of New York in 1868. The Company’s office is located at 200 Park Avenue, New York, New York 10166-0188. The Company is a wholly-owned subsidiary of MetLife, Inc.
METROPOLITAN LIFE SEPARATE ACCOUNT E
We established Metropolitan Life Separate Account E on September 27, 1983. The purpose of the Separate Account is to hold the variable assets that underlie the Preference Plus Account Variable Annuity Contracts and some other variable annuity contracts we issue. We have registered the Separate Account with the Securities and Exchange Commission (“SEC”) as a unit investment trust under the Investment Company Act of 1940, as amended (“1940 Act”).
The Separate Account’s assets are solely for the benefit of those who invest in the Separate Account and no one else, including our creditors. The assets of the Separate Account are held in our name on behalf of the Separate
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Account and legally belong to us. All the income, gains and losses (realized or unrealized) resulting from these assets are credited to or charged against the contracts issued from this Separate Account without regard to our other business.
We are obligated to pay all money we owe under the Deferred Annuities and Income Annuities − such as death benefits and income payments − even if that amount exceeds the assets in the Separate Account. Any such amount that exceeds the assets in the Separate Account is paid from our general account. Benefit amounts paid from the general account are subject to the financial strength and claims paying ability of the Company and our long term ability to make such payments and are not guaranteed by our parent company, MetLife, Inc., or by any other party. We issue other annuity contracts and life insurance policies where we pay all money we owe under those contracts and policies from our general account. MetLife is regulated as an insurance company under state law, which includes, generally, limits on the amount and type of investments in its general account. However, there is no guarantee that we will be able to meet our claims paying obligations; there are risks to purchasing any insurance product.
The investment manager to certain of the Portfolios offered with the Contracts or with other variable annuity contracts issued through the Separate Account may be regulated as Commodity Pool Operators. While MetLife does not concede that the Separate Account is a commodity pool, the Company has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodities Exchange Act (“CEA”), and is not subject to registration or regulation as a pool operator under the CEA.
VARIABLE ANNUITIES
There are two types of variable annuities described in this Prospectus: Deferred Annuities and Income Annuities. These annuities are “variable” because the value of your account or the amount of each income payment varies based on the investment performance of the Divisions You choose. In short, the value of your Deferred Annuity, your income payments under a variable pay-out option of your Deferred Annuity, or your income payments under your Income Annuity, may go up or down. Since the investment performance is not guaranteed, your money or income payment amount is at risk. The degree of risk will depend on the Divisions You select. The Accumulation Unit Value or Annuity Unit Value for each Division rises or falls based on the investment performance (or “experience”) of the Portfolio with the same name. MetLife and its affiliates also offer other annuities not described in this Prospectus.
The Deferred Annuities have a fixed interest rate option called the “Fixed Interest Account.” The Fixed Interest Account is part of our general account and offers an interest rate that is guaranteed by us (the current minimum rate on the Fixed Interest Account is 3% but may be lower based on your state and issue date and, therefore, may be lower for certain Contracts). Your registered representative can tell you the current and minimum interest rates that apply. Because of exemptive and exclusionary provisions, interests in the Fixed Account have not been registered under the Securities Act of 1933, and neither the Fixed Account nor our general account has been registered as an investment company under the 1940 Act. Income Annuities and the variable pay-out options under the Deferred Annuities have a fixed payment option called the “Fixed Income Option.” Under the Fixed Income Option, we guarantee the amount of your fixed income payments. These fixed options are not described in this Prospectus although we occasionally refer to them. All guarantees as to purchase payments or Account Value allocated to the Fixed Account, interest credited to the Fixed Account, and fixed annuity payments are subject to our financial strength and claims-paying ability.
The group Deferred Annuities and group Income Annuities described in this Prospectus are offered to employers, associations, trusts or other groups for their employees, members or participants.
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The Deferred Annuity
You accumulate money in your account during the pay-in phase by making one or more purchase payments. MetLife will hold your money and credit investment returns as long as the money remains in your account. This Prospectus describes the following Deferred Annuities under which You can accumulate money:
•	TSA (Tax Sheltered Annuity)
•	PEDC
•	Keogh (Keogh plans under Section 401)
•	403(a) (Qualified Annuity plans under Section 403(a))
These Deferred Annuities may be issued either to You as an individual or to a group (in which case You are then a participant under the group’s Deferred Annuity). Certain group Deferred Annuities may be issued to a bank that does nothing but hold them as contract holder. Deferred Annuities may be either:
•	Allocated (your Account Value records are kept for You as an individual); or
•	Unallocated (Account Value records are kept for a plan or group as a whole).
The Deferred Annuity and Your Retirement Plan
If You participate through a retirement plan or other group arrangement, the Deferred Annuity may provide that all or some of your rights or choices as described in this Prospectus are subject to the plan’s terms. For example, limitations on your rights may apply to investment choices, purchase payments, withdrawals, transfers, loans, the death benefit and pay-out options. The Deferred Annuity may provide that a plan administrative fee will be paid by making a withdrawal from your Account Value. Also, the Deferred Annuity may require that You or your beneficiary obtain a signed authorization from your employer or plan administrator to exercise certain rights. We may rely on your employer’s or plan administrator’s statements to us as to the terms of the plan or your entitlement to any amounts. We are not a party to your employer’s retirement plan. We will not be responsible for determining what your plan says.
You should consult your Deferred Annuity Contract and plan document to see how You may be affected. If You are a Texas Optional Retirement Program participant, please see Appendix E for specific information which applies to You.
All tax sheltered annuities (“TSA(s)”), public employee deferred compensation (“PEDC”) arrangements, Keogh and 403(a) arrangements receive tax deferral under the Internal Revenue Code (“Code”). There are no additional tax benefits from funding these tax qualified arrangements with a Deferred Annuity. Therefore, there should be reasons other than tax deferral, such as the availability of a guaranteed income for life or the death benefit, for acquiring the Deferred Annuity within these arrangements.
A Deferred Annuity consists of two phases: the accumulation or “pay-in” phase and the income or “pay-out” phase. The pay-out phase begins when You either take all of your money out of the account or You elect “income” payments using the money in your account. The number and the amount of the income payments You receive will depend on such things as the type of pay-out option You choose, your investment choices, and the amount used to provide your income payments. Because Deferred Annuities offer various insurance benefits such as pay-out options, including our guarantee of income for your lifetime, they are “annuities.”
Generally, it is not advisable to purchase a Deferred Annuity as a replacement for an existing annuity contract. You should replace an existing contract only when You determine that the Deferred Annuity is better for You. You may
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have to pay a withdrawal charge on your existing contract, and the Deferred Annuity may impose a new withdrawal charge period. Before You buy a Deferred Annuity ask your registered representative if purchasing a Deferred Annuity would be advantageous, given the Deferred Annuity’s features, benefits and charges. You should talk to your tax adviser to make sure that this purchase will qualify as a tax-free exchange. If You surrender your existing contract for cash and then buy the Deferred Annuity, You may have to pay Federal income taxes, including possible penalty taxes, on the surrender. Also, because we will not issue the Deferred Annuity until we have received the initial purchase payment from your existing insurance company, the issuance of the Deferred Annuity may be delayed.
We no longer make this Deferred Annuity available however, current Contract Owners may continue to make additional purchase payments, and new participants may enroll under any issued group Contract.
Plan Terminations
Upon termination of a retirement plan, your employer is generally required to distribute your plan benefits under the Contract to You.
This distribution is in cash or direct rollover to another employer sponsored plan or IRA. The distribution is a withdrawal under the Contract and any amounts withdrawn are subject to any applicable Early Withdrawal Charges. Outstanding loans, if available will be satisfied (paid) from your cash benefit prior to its distribution to You. In addition, your cash distributions are subject to withholding, ordinary income tax and applicable Federal income tax penalties. (See “Income Taxes.”) Early Withdrawal Charges will be waived if the net distribution is made under the exceptions listed in the “Early Withdrawal Charges” section of the prospectus.
An Income Annuity
An Income Annuity, also known as an immediate annuity, only has a “pay-out” phase. You make a single purchase payment and select the type of income payment suited to your needs. Some of the income payment types guarantee an income stream for your lifetime; others guarantee an income stream for both your lifetime, as well as the lifetime of another person (such as a spouse). Some Income Annuities guarantee a time period of your choice over which MetLife will make income payments. Income Annuities also have other features. The amount of the income payments You receive will depend on such things as the income payment type You choose, your investment choices and the amount of your purchase payment.
The Income Annuities are no longer available.
YOUR INVESTMENT CHOICES
Each Portfolio has different investment objectives and risks. The Portfolio prospectuses contain more detailed information on each Portfolio’s investment strategy, investment managers and its fees. You may obtain a Portfolio prospectus by calling 1-800-638-7732 or through your registered representative. We do not guarantee the investment results of the Portfolios.
Investment Choices Which Are Fund of Funds
The following Portfolios available within Brighthouse Trust I, Brighthouse Trust II, and Fidelity VIP Funds are “fund of funds”:
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Brighthouse Asset Allocation 20 Portfolio
Brighthouse Asset Allocation 40 Portfolio
Brighthouse Asset Allocation 60 Portfolio
Brighthouse Asset Allocation 80 Portfolio
Brighthouse Asset Allocation 100 Portfolio
American Funds® Balanced Allocation Portfolio
American Funds® Growth Allocation Portfolio
American Funds® Moderate Allocation Portfolio
SSGA Growth ETF Portfolio
SSGA Growth and Income ETF Portfolio
Fidelity 2020 Portfolio
Fidelity 2025 Portfolio
Fidelity 2030 Portfolio
Fidelity 2035 Portfolio
Fidelity 2040 Portfolio
Fidelity 2045 Portfolio
Fidelity 2050 Portfolio
“Fund of funds” Portfolios invest substantially all of their assets in other portfolios or, with respect to the SSGA Growth ETF Portfolio and the SSGA Growth and Income ETF Portfolio, other exchange-traded funds (“Underlying ETFs”). Therefore, each of these Portfolios will bear its pro rata share of the fees and expenses incurred by the underlying portfolios or Underlying ETFs in which it invests in addition to its own management fees and expenses. This will reduce the investment return of each of the fund of funds Portfolios. The expense levels will vary over time, depending on the mix of underlying portfolios or Underlying ETFs in which the fund of funds Portfolio invests. You may be able to realize lower aggregate expenses by investing directly in the underlying portfolios and Underlying ETFs instead of investing in the fund of funds Portfolios, if such underlying portfolios or Underlying ETFs are available under the Contract. However, no Underlying ETFs and only some of the underlying portfolios are available under the Contract.
Additional Information About the Portfolios
The Divisions buy and sell shares of corresponding mutual fund Portfolios. These Portfolios, which are part of Brighthouse Trust I, Brighthouse Trust II, the Calvert Fund, Fidelity VIP Funds or the American Funds®, invest in stocks, bonds and other investments. All dividends declared by the Portfolios are earned by the Separate Account and are reinvested. Therefore, no dividends are distributed to You under the Deferred Annuities or Income Annuities. You pay no transaction expenses (i.e., front-end or back-end sales load charges) as a result of the Separate Account’s purchase or sale of these mutual fund shares. The Portfolios of Brighthouse Trust I, Brighthouse Trust II, the Calvert Fund, Fidelity VIP Funds and American Funds® Portfolios are made available only through various insurance company annuities and life insurance policies.
Brighthouse Trust I, Brighthouse Trust II, the Calvert Fund, Fidelity VIP Funds and American Funds® are each a “series” type fund registered with the SEC as an “open-end management investment company” under the 1940 Act. A “series” fund means that each Portfolio is one of several available through the fund.
The Portfolios of Brighthouse Trust I and Brighthouse Trust II pay Brighthouse Investment Advisers, LLC a monthly fee for its services as their investment manager. The Portfolios of the American Funds® pay Capital Research and Management Company a monthly fee for its services as their investment manager. The Calvert Fund Portfolio pays Calvert Asset Management Company, Inc. a monthly fee for its services as its investment manager. Similarly, the Portfolios of the Fidelity® VIP Funds pay Fidelity Management & Research Company a monthly fee for its services
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as their investment manager. These fees, as well as other expenses paid by each Portfolio, are described in the applicable prospectuses and SAIs for Brighthouse Trust I, Brighthouse Trust II, the Calvert Fund, Fidelity VIP Funds and American Funds®.
Certain Payments We Receive with Regard to the Portfolios
An investment manager or sub-investment manager of a Portfolio, or its affiliates, may make payments to us and/or certain of our affiliates. These payments may be used for a variety of purposes, including payment of expenses for certain administrative, marketing, and support services with respect to the Contracts and, in the Company’s role as an intermediary, with respect to the Portfolios. The Company and its affiliates may profit from these payments. These payments may be derived, in whole or in part, from the advisory fee deducted from Portfolio assets. Contract Owners, through their indirect investment in the Portfolios, bear the costs of these advisory fees (see the Portfolios’ prospectuses for more information). The amount of the payments we receive is based on a percentage of assets of the Portfolios attributable to the Contracts and certain other variable insurance products that we and our affiliates issue. These percentages differ and some investment managers or sub-investment managers (or other affiliates) may pay us more than others. These percentages currently range up to 0.50%.
Additionally, an investment manager or sub-investment manager of a Portfolio or its affiliates may provide us with wholesaling services that assist in the distribution of the Contracts and may pay us and/or certain of our affiliates amounts to participate in sales meetings. These amounts may be significant and may provide the investment manager or sub-investment manager (or its affiliate) with increased access to persons involved in the distribution of the Contracts.
On August 4, 2017, MetLife, Inc. completed the separation of Brighthouse Financial, Inc. and its subsidiaries (“Brighthouse”) where MetLife, Inc. retained an ownership interest of 19.2% non-voting common stock outstanding of Brighthouse Financial, Inc. In June 2018, MetLife, Inc. sold Brighthouse Financial, Inc. common stock in exchange for MetLife, Inc. senior notes and Brighthouse was no longer considered a related party. At December 31, 2018, MetLife, Inc. no longer held any shares of Brighthouse Financial, Inc, for its own account; however, certain insurance company separate accounts managed by MetLife held shares of Brighthouse Financial, Inc. Brighthouse subsidiaries include Brighthouse Investment Advisers, LLC, which serves as the investment adviser for the Brighthouse Funds Trust I and Brighthouse Funds Trust II. We and Our affiliated companies have entered into agreements with Brighthouse Investment Advisers, LLC, Brighthouse Funds Trust I and Brighthouse Funds Trust II whereby we receive payments for certain administrative, marketing and support services described in the previous paragraphs. Currently, the Portfolios in Brighthouse Funds Trust I and Brighthouse Funds Trust II are only available in variable annuity contracts and variable life insurance policies issued by Metropolitan Life Insurance Company and its affiliates, as well as Brighthouse Life Insurance Company and its affiliates. As of December [date], 2020, approximately 89% of Portfolio assets held in Separate Accounts of Metropolitan Life Insurance Company and its affiliates were allocated to Portfolios in Brighthouse Funds Trust I and Brighthouse Funds Trust II. Should we or Brighthouse Investment Advisers, LLC decide to terminate the agreements, we would be required to find alternative Portfolios which could have higher or lower costs to the Contract Owner. In addition, the amount of payments we receive could cease or be substantially reduced which may have a material impact on our financial statements.
Certain Portfolios have adopted a Distribution Plan under Rule 12b-1 of the 1940 Act. A Portfolio’s 12b-1 Plan, if any, is described in more detail in each Portfolio’s prospectus. (See the “Table of Expenses” and “Who Sells the Deferred Annuities and Income Annuities.”) Any payments we receive pursuant to those 12b-1 Plans are paid to us or our distributor. Payments under a Portfolio’s 12b-1 Plan decrease the Portfolio’s investment return.
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Portfolio Selection
We select the Portfolios offered through the Contracts based on a number of criteria, including asset class coverage, the strength of the investment manager’s or sub-investment manager’s reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor we consider during the selection process is whether the Portfolio’s investment manager or sub-investment manager is one of our affiliates or whether the Portfolio, its investment manager, its sub-investment manager(s), or an affiliate will make payments to us or our affiliates. In this regard, the profit distributions we receive from our affiliated investment manager are a component of the total revenue that we consider in configuring the features and investment choices available in the variable insurance products that we and our affiliated insurance companies issue. Since we and our affiliated insurance companies may benefit more from the allocation of assets to Portfolios advised by our affiliates than those that are not, we may be more inclined to offer Portfolios advised by our affiliates in the variable insurance products we issue. We review the Portfolios periodically and may remove a Portfolio or limit its availability to new purchase payments and/or transfers of Account Value if we determine that the Portfolio no longer meets one or more of the selection criteria, and/or if the Portfolio has not attracted significant allocations from Contract Owners. In some cases, we have included Portfolios based on recommendations made by selling firms. These selling firms may receive payments from the Portfolios they recommend and may benefit accordingly from the allocation of Account Value to such Portfolios.
We do not provide any investment advice and do not recommend or endorse any particular Portfolio. You bear the risk of any decline in the Account Value of your Contract resulting from the performance of the Portfolios You have chosen.
Automated Investment Strategies
There are five automated investment strategies available to You . We created these investment strategies to help You manage your money. You decide if one is appropriate for You based upon your risk tolerance and savings goals. These investment strategies are available to You without any additional charges. However, the investment strategies are not available to Keogh Deferred Annuities or other unallocated Contracts. As with any investment program, no strategy can guarantee a gain — You can lose money. We may modify or terminate any of the strategies at any time. You may have only one automated investment strategy in effect at a time.
The Equity Generator®: An amount equal to the interest earned in the Fixed Interest Account is transferred monthly to either the MetLife Stock Index Division or the Frontier Mid Cap Growth Division, based on your selection. If your Fixed Interest Account Value at the time of a scheduled transfer is zero, this strategy is automatically discontinued.
As an added benefit of this strategy, as long as 100% of every purchase payment is allocated to the Fixed Interest Account for the life of your Deferred Annuity and You never request allocation changes or transfers, You will not pay more in Early Withdrawal Charges than your Contract earns. Early Withdrawal Charges may be taken from any of your earnings.
The EqualizerSM: You start with equal amounts of money in the Fixed Interest Account and your choice of either the MetLife Stock Index Division or the Frontier Mid Cap Growth Division. Each quarter, amounts are transferred between the Fixed Interest Account and your chosen Division to make the value of each equal. For example, if You choose the MetLife Stock Index Division and over the quarter it outperforms the Fixed Interest Account, money is transferred to the Fixed Interest Account. Conversely, if the Fixed Interest Account outperforms the MetLife Stock Index Division, money is transferred into the MetLife Stock Index Division.
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The Rebalancer®: You select a specific asset allocation for your entire Account Value from among the Divisions and the Fixed Interest Account. Each quarter, we transfer amounts among these options to bring the percentage of your Account Value in each option back to your original allocation. In the future, we may permit You to allocate less than 100% of your Account Value to this strategy.
The Index Selector®: You may select one of five asset allocation models (the Conservative Model, the Conservative to Moderate Model, the Moderate Model, the Moderate to Aggressive Model and the Aggressive Model) which are designed to correlate to various risk tolerance levels. Based on the model You choose, your entire Account Value is allocated among the MetLife Aggregate Bond Index, MetLife Stock Index, MetLife MSCI EAFE® Index, MetLife Russell 2000® Index and MetLife Mid Cap Stock Index Divisions and the Fixed Interest Account. Each quarter, the percentage in each of these Divisions and the Fixed Interest Account is brought back to the model percentage by transferring amounts among the Divisions and the Fixed Interest Account.
In the future, we may permit You to allocate less than 100% of your Account Value to this strategy.
We will continue to implement the Index Selector strategy using the percentage allocations of the model that were in effect when You elected the Index Selector. You should consider whether it is appropriate for You to continue this strategy over time if your risk tolerance, time horizon or financial situation changes. This strategy may experience more volatility than our other strategies. We provide the elements to formulate the model. We may rely on a third party for its expertise in creating appropriate allocations.
The asset allocation models used in the Index Selector strategy may change from time to time. If You are interested in an updated model, please contact your sales representative (where applicable).
You may choose another Index Selector® strategy or terminate your Index Selector® strategy at any time. If You choose another Index Selector® strategy, You must select from the asset allocation models available at that time. After termination, if You then wish to select the Index Selector® strategy again, You must select from the asset allocation models available at that time.
The AllocatorSM: Each month, a dollar amount You choose is transferred from the Fixed Interest Account to any of the Divisions You choose. You select the day of the month and the number of months over which the transfers will occur. A minimum periodic transfer of $50 is required. Once your Fixed Interest Account Value is exhausted, this strategy is automatically discontinued.
The Equity Generator® and the AllocatorSM are dollar cost averaging strategies. Dollar cost averaging involves investing at regular intervals of time. Since this involves continuously investing regardless of fluctuating prices, You should consider whether You wish to continue the strategy through periods of fluctuating prices.
We will terminate all transactions under any automated investment strategy upon notification of your death.
Purchase Payments
There is no minimum purchase payment except for the unallocated Keogh Deferred Annuity. If You have an unallocated Keogh Deferred Annuity, each purchase payment must be at least $2,000. In addition, your total purchase payments must be at least $15,000 for your first Contract Year and $5,000 for each subsequent Contract Year.
You may continue to make purchase payments while You receive Systematic Withdrawal Program payments, as described later in this Prospectus, unless your purchase payments are made through salary reduction or salary
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deduction. You may make purchase payments to your Deferred Annuity whenever You choose, up to the date You begin receiving payments from a pay-out option.
Purchase Payments — Section 403(b) Plans
The Internal Revenue Service (“IRS”) announced regulations affecting Section 403(b) plans and arrangements which were generally effective January 1, 2009. As part of these regulations, employers will need to meet certain requirements in order for their employees’ annuity contracts that fund these programs to retain a tax deferred status under Section 403(b). Prior to the rules, transfers of one annuity contract to another would not result in a loss of tax deferred status under Section 403(b) under certain conditions (so-called “90-24 transfers”). The regulations have the following effect regarding transfers: (1) an issued contract funded by a transfer which is completed AFTER September 24, 2007, is subject to the employer requirements referred to above; (2) additional purchase payments made AFTER September 24, 2007, to a contract that was funded by a 90-24 transfer ON OR BEFORE September 24, 2007, MAY subject the contract to this employer requirement.
In consideration of these regulations, we have determined only to make available the Contract for purchase (including transfers) where your employer currently permits salary reduction contributions to be made to the Contract.
If your Contract was issued previously as a result of a 90-24 transfer completed on or before September 24, 2007, and You have never made salary reduction contributions into your Contract, we urge You to consult with your tax adviser prior to making additional purchase payments.
Allocation of Purchase Payments
You decide how your money is allocated among the Fixed Interest Account and the Divisions. You can change your allocations for future purchase payments. We will make allocation changes when we receive your request for a change. You may also specify an effective date for the change as long as it is within 30 days after we receive the request.
If You choose to make an allocation to the asset allocation Divisions with your initial purchase payment, 100% of your allocation to the investment choices must be to only one of the asset allocation Divisions. After the initial purchase payment has been made, You may allocate subsequent purchase payments or make transfers from any asset allocation Division to any investment choice or to one or more of the asset allocation Divisions. We reserve the right to make certain changes to the Divisions. (See “Your Investment Choices — Portfolio Selection.”)
Limits on Purchase Payments
Your ability to make purchase payments may be limited by:
•	Federal tax laws;
•	Our right to limit the total of your purchase payments to $1,000,000. We may change the maximum by telling You in writing at least 90 days in advance;
•	Regulatory requirements. For example, if You reside in Washington or Oregon, we may be required to limit your ability to make purchase payments after You have held the Deferred Annuity for more than three years, if the Deferred Annuity was issued to You after You turn age 60; or after You turn age 63, if the Deferred Annuity was issued before You were age 61 (except under the PEDC Deferred Annuity);
•	Retirement, for certain Deferred Annuities. You may no longer make purchase payments if You retire;
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•	Leaving your job (for Keogh, TSA, PEDC and 403(a) Deferred Annuities); and
•	Receiving systematic termination payments (described later).
The Value of Your Investment
Accumulation Units are credited to You when You make purchase payments or transfers into a Division. When You withdraw or transfer money from a Division, Accumulation Units are liquidated. We determine the number of Accumulation Units by dividing the amount of your purchase payment, transfer or withdrawal by the Accumulation Unit Value on the date of the transaction.
This is how we calculate the Accumulation Unit Value for each Division:
•	First, we determine the change in investment performance (including any investment-related charge) for the underlying Portfolio from the previous trading day to the current trading day;
•	Next, we subtract the daily equivalent of our insurance-related charge (general administrative expenses and mortality and expense risk charges) for each day since the last Accumulation Unit Value was calculated; and
•	Finally, we multiply the previous Accumulation Unit Value by this result.
Examples
Calculating the Number of Accumulation Units
Assume You make a purchase payment of $500 into one Division and that Division’s Accumulation Unit Value is currently $10.00. You would be credited with 50 Accumulation Units.
$500	=	50 Accumulation Units
$10
Calculating the Accumulation Unit Value
Assume yesterday’s Accumulation Unit Value was $10.00 and the number we calculate for today’s investment experience (minus charges) for an underlying Portfolio is 1.05. Today’s Accumulation Unit Value is $10.50 ($10.00 × 1.05 = $10.50). The value of your $500 investment is then $525 (50 × $10.50 = $525).
However, assume that today’s investment experience (minus charges) is .95 instead of 1.05. Today’s Accumulation Unit Value is $9.50 ($10.00 × .95 = $9.50). The value of your $500 investment is then $475 (50 × $9.50 = $475).
Transfers
You may make tax-free transfers between Divisions or between the Divisions and the Fixed Interest Account. Some restrictions may apply to transfers from the Fixed Interest Account to the Divisions. For us to process a transfer, You must tell us:
•	The percentage or dollar amount of the transfer;
•	The Divisions (or Fixed Interest Account) from which You want the money to be transferred;
•	The Divisions (or Fixed Interest Account) to which You want the money to be transferred; and
•	Whether You intend to start, stop, modify or continue unchanged an automated investment strategy by making the transfer.
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Your transfer request must be in Good Order and completed prior to the close of the Exchange on a business day if You want the transaction to take place on that day. All other transfer requests in Good Order will be processed on our next business day.
For additional transfer restrictions (see “General Information — Valuation — Suspension of Payments”).
We may require You to:
•	Use our forms;
•	Maintain a minimum Account Value (if the transfer is in connection with an automated investment strategy or if there is an outstanding loan from the Fixed Interest Account); or
•	Transfer a minimum amount if the transfer is in connection with the Allocator.
Restrictions on Transfers
Restrictions on Frequent Transfers/Reallocations. Frequent requests from Contract Owners or participants/Annuitants to make transfers/reallocations may dilute the value of a Portfolio’s shares if the frequent transfers/reallocations involve an attempt to take advantage of pricing inefficiencies created by a lag between a change in the value of the securities held by the Portfolio and the reflection of that change in the Portfolio’s share price (“arbitrage trading”). Frequent transfers/reallocations involving arbitrage trading may adversely affect the long-term performance of the Portfolios, which may in turn adversely affect Contract Owners and other persons who may have an interest in the Contracts (e.g., participants/Annuitants).
We have policies and procedures that attempt to detect and deter frequent transfers/reallocations in situations where we determine there is a potential for arbitrage trading. Currently, we believe that such situations may be presented in the international, small-cap, and high-yield investment Portfolios. In addition, as described below, we intend to treat all American Funds® as Monitored Portfolios. We monitor transfer/reallocation activity in the following Monitored Portfolios:
•	American Funds Global Small Capitalization Fund
•	American Funds Growth Fund
•	American Funds Growth-Income Fund
•	American Funds The Bond Fund of America
•	Baillie Gifford International Stock Portfolio
•	Clarion Global Real Estate Portfolio
•	Harris Oakmark International Portfolio
•	Invesco Global Equity Portfolio
•	Invesco Small Cap Growth Portfolio
•	Loomis Sayles Global Allocation Portfolio
•	Loomis Sayles Small Cap Core Portfolio
•	Loomis Sayles Small Cap Growth Portfolio
•	MetLife MSCI EAFE® Index Portfolio
•	MetLife Russell 2000® Index Portfolio
•	MFS ® Research International Portfolio
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•	Neuberger Berman Genesis Portfolio
•	T. Rowe Price Small Cap Growth Portfolio
•	Western Asset Management Strategic Bond Opportunities Portfolio
We employ various means to monitor transfer/reallocation activity, such as examining the frequency and size of transfers/reallocations into and out of the Monitored Portfolios within given periods of time. For example, we currently monitor transfer/reallocation activity to determine if, for each category of international, small-cap, and high-yield Portfolios, in a 12-month period there were (1) six or more transfers/reallocations involving the given category; (2) cumulative gross transfers/reallocations involving the given category that exceed the current Account Value; and (3) two or more “round-trips” involving any Monitored Portfolio in the given category. A round-trip generally is defined as a transfer/reallocation in followed by a transfer/reallocation out within the next seven calendar days or a transfer/reallocation out followed by a transfer/reallocation in within the next seven calendar days, in either case subject to certain other criteria. We do not believe that other Portfolios present a significant opportunity to engage in arbitrage trading and therefore do not monitor transfer/reallocation activity in those Portfolios. We may change the Monitored Portfolios at any time without notice in our sole discretion.
As a condition to making their Portfolios available in our products, American Funds® requires us to treat all American Funds Portfolios as Monitored Portfolios under our current frequent transfer/reallocation policies and procedures. Further, American Funds® requires us to impose additional specified monitoring criteria for all American Funds Portfolios available under the Contract, regardless of the potential for arbitrage trading. We are required to monitor transfer/reallocation activity in American Funds Portfolios to determine if there were two or more transfers/reallocations in followed by transfers/reallocations out, in each case of a certain dollar amount or greater, in any 30-day period. A first violation of the American Funds® monitoring policy will result in a written notice of violation; each additional violation will result in the imposition of a six-month restriction during which period we will require all transfer/reallocation requests to or from an American Funds Portfolio to be submitted with an original signature. Further, as Monitored Portfolios, all American Funds Portfolios also will be subject to our current frequent transfer/reallocation policies, procedures and restrictions (described below), and transfer/reallocation restrictions may be imposed upon a violation of either monitoring policy.
Our policies and procedures may result in transfer/reallocation restrictions being applied to deter frequent transfers/reallocations. Currently, when we detect transfer/reallocation activity in the Monitored Portfolios that exceeds our current transfer/reallocation limits, we require future requests to or from any Monitored Portfolios under that Contract to be submitted in writing with an original signature. A first occurrence will result in a warning letter; a second occurrence will result in the imposition of this restriction for a six-month period; a third occurrence will result in the permanent imposition of this restriction. Transfers made under a dollar cost averaging program, a rebalancing program or, if applicable, any asset allocation program described in this Prospectus are not treated as transfers when we monitor the frequency of transfers.
Your third-party administrator has its own standards with regard to monitoring activity in the Monitored Portfolios and how subsequent transfer/reallocation activity will be restricted once those standards are triggered. These standards and subsequent trading restrictions may be more or less restrictive than ours, and presently include restrictions on non-Monitored Portfolios. The differences in monitoring standards and restrictions are due to systems limitations and may change from time to time as those systems are upgraded.
The detection and deterrence of harmful transfer/reallocation activity involves judgments that are inherently subjective, such as the decision to monitor only those Portfolios that we believe are susceptible to arbitrage trading or the determination of the transfer/reallocation limits. Our ability to detect and/or restrict such transfer/reallocation activity may be limited by operational and technological systems, as well as our ability to predict
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strategies employed by Contract Owners or participants/Annuitants to avoid such detection. Our ability to restrict such transfer/reallocation activity also may be limited by provisions of the Contract. Accordingly, there is no assurance that we will prevent all transfer/reallocation activity that may adversely affect Contract Owners or participants/Annuitants and other persons with interests in the Contracts. We do not accommodate frequent transfers/reallocations in any Portfolio and there are no arrangements in place to permit any Contract Owner or participant/Annuitant to engage in frequent transfers/reallocations; we apply our policies and procedures without exception, waiver or special arrangement.
The Portfolios may have adopted their own policies and procedures with respect to frequent transfers/reallocations in their respective shares, and we reserve the right to enforce these policies and procedures. For example, Portfolios may assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period. The prospectuses for the Portfolios describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Although we may not have the contractual authority or the operational capacity to apply the frequent transfer/reallocation policies and procedures of the Portfolios, we have entered into a written agreement, as required by SEC regulation, with each Portfolio or its principal underwriter that obligates us to provide to the Portfolio promptly upon request certain information about the trading activity of individual Contract Owners, and to execute instructions from the Portfolio to restrict or prohibit further purchases or transfers/reallocations by specific Contract Owners who violate the frequent transfer/reallocation policies established by the Portfolio.
In addition, Contract Owners or participants/Annuitants and other persons with interests in the Contracts should be aware that the purchase and redemption orders received by the Portfolios generally are “omnibus” orders from intermediaries, such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the Portfolios in their ability to apply their frequent transfer/reallocation policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the Portfolios (and thus Contract Owners or participants/Annuitants) will not be harmed by transfer/reallocation activity relating to the other insurance companies and/or retirement plans that may invest in the Portfolios. If a Portfolio believes that an omnibus order reflects one or more transfer/reallocation requests from Contract Owners engaged in frequent transfer/reallocation trading activity, the Portfolio may reject the entire omnibus order.
In accordance with applicable law, we reserve the right to modify or terminate the transfer/reallocation privilege at any time. We also reserve the right to defer or restrict the transfer/reallocation privilege at any time that we are unable to purchase or redeem shares of any of the Portfolios, including any refusal or restriction on purchases or redemptions of their shares as a result of their own policies and procedures on frequent transfers/reallocations (even if an entire omnibus order is rejected due to the frequent transfers/reallocations of a single Contract Owner or participant/Annuitant). You should read the Portfolio prospectuses for more details.
Restrictions on Large Transfers/Reallocations. Large transfers/reallocations may increase brokerage and administrative costs of the underlying Portfolios and may disrupt portfolio management strategy, requiring a Portfolio to maintain a large cash position and possibly resulting in lost investment opportunities and forced liquidations. We do not monitor for large transfers/reallocations to or from Portfolios except where the Portfolio manager of a particular underlying Portfolio has brought large transfer/reallocation activity to our attention for investigation on a case-by-case basis. For example, some portfolio managers have asked us to monitor for “block transfers” where transfer/reallocation requests have been submitted on behalf of multiple Contract Owners by a third party such as an investment adviser. When we detect such large trades, we may impose restrictions similar to
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those described above where future transfer/reallocation requests from that third party must be submitted in writing with an original signature. A first occurrence will result in a warning letter; a second occurrence will result in the imposition of this restriction for a six-month period; a third occurrence will result in the permanent imposition of the restriction.
Access To Your Money
You may withdraw either all or part of your Account Value from the Deferred Annuity. Other than those made through the Systematic Withdrawal Program, withdrawals must be at least $500 (or the Account Value, if less). To process your request, we need the following information:
•	The percentage or dollar amount of the withdrawal; and
•	The Divisions (or Fixed Interest Account) from which You want the money to be withdrawn.
Your withdrawal may be subject to Early Withdrawal charges. Withdrawals may affect your annual step-up death benefit and there may be adverse tax consequences.
Generally, if You request, we will make payments directly to other investments on a tax-free basis. You may only do so if all applicable tax and state regulatory requirements are met and we receive all information necessary for us to make the payment. We may require You to use our original forms.
We may withhold payment of a withdrawal if any portion of those proceeds would be derived from your check that has not yet cleared (i.e., that could still be dishonored by your banking institution). We may use telephone, fax, Internet or other means of communication to verify that payment from your check has been or will be collected. We will not delay payment longer than necessary for us to verify that payment has been or will be collected. You may avoid the possibility of delay in the disbursement of proceeds coming from a check that has not yet cleared by providing us with a certified check.
You may submit a written withdrawal request, which must be received at your Administrative Office on or before the date the pay-out phase begins, that indicates that the withdrawal should be processed as of the date the pay-out phase begins, in which case the request will be deemed to have been received on, and the withdrawal amount will be priced according to, the Accumulation Unit Value calculated as of the date the pay-out phase begins.
If You are a member of the Michigan Education Association and employed with a school district which purchased a TSA Deferred Annuity before January 15, 1996, then You must tell us the source of money from which we may take a withdrawal. This includes salary reduction, elective deferrals, direct rollovers, direct transfers or employer contributions.
Account Reduction Loans
We may administer loan programs made available through plans or group arrangements on an account reduction basis for certain Deferred Annuities. If the loan is in default and has been reported to the IRS as income but not yet offset, loan repayments will be posted as after-tax contributions. Loan amounts will be taken from amounts that are vested according to your plan or group arrangement on a pro-rata basis from the source(s) of money the plan or group arrangement permits to be borrowed (e.g., money contributed to the plan or group arrangement through salary reduction, elective deferrals, direct transfers, direct rollovers and employer contributions), then on a pro-rata basis from each Division and the Fixed Interest Account in which You then have a balance consisting of these sources of money. Loan repayment amounts will be posted back to the original money sources used to make the loan, if the loan is in good standing at the time of repayment. Loan repayments will be allocated to the Divisions
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and the Fixed Interest Account in the same percentages as your current investment election for contributions. Loan repayment periods, repayment methods, interest rate, default procedures, tax reporting and permitted minimum and maximum loan amounts will be disclosed in the loan agreement documents. There may be initiation and maintenance fees associated with these loans.
Systematic Withdrawal Program for TSA Deferred Annuities
If we agree and if approved in your state for TSA Deferred Annuities, You may choose to automatically withdraw a specific dollar amount or a percentage of your Account Value each Contract Year. This amount is then paid in equal portions throughout the Contract Year, according to the time frame You select, e.g., monthly, quarterly, semi-annually or annually. Once the Systematic Withdrawal Program is initiated, the payments will automatically renew each Contract Year. Income taxes, tax penalties and Early Withdrawal Charges may apply to your withdrawals. Program payment amounts are subject to our required minimums and administrative restrictions. For the TSA Deferred Annuities, if You elect to receive payments through this program, You must have no loan outstanding from the Fixed Interest Account and You must either be 59 1⁄2 years old or have left your job. Tax law generally prohibits withdrawals from TSA Deferred Annuities before You reach 59 1⁄2. Your Account Value will be reduced by the amount of your Systematic Withdrawal Program payments and applicable withdrawal charges. Payments under this program are not the same as income payments You would receive from a Deferred Annuity pay-out option or under an Income Annuity.
If You elect to withdraw a dollar amount, we will pay You the same dollar amount each Contract Year. If You elect to withdraw a percentage of your Account Value, each Contract Year, we recalculate the amount You will receive based on your new Account Value.
If You do not provide us with your desired allocation, or there are insufficient amounts in the Divisions or the Fixed Interest Account that You selected, the payments will be taken out pro rata from the Fixed Interest Account and any Divisions in which You have an Account Value.
Calculating Your Payment Based on a Percentage Election for the First Contract Year You Elect the Systematic Withdrawal Program: If You choose to receive a percentage of your Account Value, we will determine the amount payable on the date these payments begin. When You first elect the program, we will pay this amount over the remainder of the Contract Year. For example, if You select to receive payments on a monthly basis with the percentage of your Account Value You request equaling $12,000, and there are six months left in the Contract Year, we will pay You $2,000 a month.
Calculating Your Payment for Subsequent Contract Years of the Systematic Withdrawal Program: For each subsequent year that your Systematic Withdrawal Program remains in effect, we will deduct from your Deferred Annuity and pay You over the Contract Year either the amount that You chose or an amount equal to the percentage of your Account Value You chose. For example, if You select to receive payments on a monthly basis, ask for a percentage and that percentage of your Account Value equals $12,000 at the start of a Contract Year, we will pay You $1,000 a month.
If You do not provide us with your desired allocation, or there are insufficient amounts in the Divisions or the Fixed Interest Account that You selected, the payments will be taken out pro rata from the Fixed Interest Account and any Divisions in which You then have money.
Selecting a Payment Date: You select a payment date which becomes the date we make the withdrawal. We must receive your request in Good Order at least 10 days prior to the selected payment date. (If You would like to receive your Systematic Withdrawal Program payment on or about the first of the month, You should request payment by
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the 20th day of the month.) If we do not receive your request in time, we will make the payment the following month on the date You selected. If You do not select a payment date, we will automatically begin systematic withdrawals within 30 days after we receive your request. Changes in the dollar amount, percentage or timing of the payments can be made at any time. If You make any of these changes, we will treat your request as though You were starting a new Systematic Withdrawal Program. You may request to stop your Systematic Withdrawal Program at any time. We must receive any request in Good Order at your Administrative Office at least 30 days in advance.
Although we need your written authorization to begin this program, You may cancel this program at any time by telephone or by writing to us at your Administrative Office. We will also terminate your participation in the program upon notification of your death.
Systematic Withdrawal Program payments may be subject to an Early Withdrawal Charge unless an exception to this charge applies. For purposes of determining how much of the annual payment amount is exempt from this charge under the free withdrawal provision (discussed later), all payments from a Systematic Withdrawal Program in a Contract Year are characterized as a single lump sum withdrawal as of your first payment date in that Contract Year. When You first elect the program, we will calculate the percentage of your Account Value your Systematic Withdrawal Program payment represents based on your Account Value on the first Systematic Withdrawal Program payment date. For all subsequent Contract Years, we will calculate the percentage of your Account Value your Systematic Withdrawal Program payment represents based on your Account Value on the first Systematic Withdrawal Program payment date of that Contract Year. We will determine separately the Early Withdrawal Charge and any relevant factors (such as applicable exceptions) for each Systematic Withdrawal Program payment as of the date it is withdrawn from your Deferred Annuity.
Minimum Distribution
In order for You to comply with certain tax law provisions, You may be required to take money out of your Deferred Annuity. Rather than receiving your required minimum distribution in one annual lump-sum payment, You may request that we pay it to You in installments throughout the calendar year. However, we may require that You maintain a certain Account Value at the time You request these payments. We will terminate your participation in the program upon notification of your death.
CHARGES
Contract Fee
A one time $350 Contract fee is taken from your purchase payment when You purchase an Income Annuity prior to allocating the remainder of the purchase payment to either the Divisions and/or the Fixed Income Option. This charge covers our administrative costs including preparation of the Income Annuities, review of applications and recordkeeping. We are currently waiving this fee.
There is no Separate Account Annual Contract Fee for the Deferred Annuities.
•	For all Contracts, except the Keogh Deferred Annuity and certain TSA Deferred Annuities, You pay a $20 annual fee from the Fixed Interest Account at the end of each Contract Year, if your Account Value is less than $10,000 and if You do not make purchase payments during the year.
•	For the Keogh Deferred Annuity with individual participant recordkeeping (allocated) You pay a $20 charge applied against any amounts in the Fixed Interest Account.
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•	For the Keogh Deferred Annuity with no individual participant recordkeeping (unallocated), there is no Annual Contract Fee.
•	There is no Annual Contract Fee for certain TSA Deferred Annuities.
Account Reduction Loan Fees
We may make available account reduction loans. If your plan or group of which You are a participant or member permits account reduction loans, and You take an account reduction loan, there is a $75 account reduction loan initiation fee. This fee is paid from the requested loan principal amount. There is also a $50 annual maintenance fee per loan outstanding. The maintenance fee is taken pro-rata from each Division and the Fixed Interest Account in which You then have a balance and is paid on a quarterly basis at the end of each quarter. Either or both fees may be waived for certain groups.
Charges Paid When Money is in a Division
There are two types of charges You pay while You have money in a Division:
•	Insurance-related charge (or Separate Account charge), and
•	Investment-related charge.
The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the designation of the charge or associated with the Contract. For example, the Early Withdrawal Charge may not fully cover all of the sales and distribution expenses actually incurred by us, and proceeds from other charges, including the Separate Account charge, may be used in part to cover such expenses. We can profit from certain Deferred Annuity charges.
The Separate Account charge You pay will not reduce the number of Accumulation Units credited to You. Instead, we deduct the charge as part of the calculation of the Accumulation Unit Value.
Separate Account Charge
You will pay an insurance-related charge for the Separate Account (also described in this prospectus as a “Base Contract Charge”) of 0.95% annually of the average value of the amount You have in the Separate Account. This charge pays us for general administrative expenses and for the mortality and expense risk of the Deferred Annuity. MetLife guarantees that the Separate Account insurance-related charge will not increase while You have this Contract.
General administrative expenses we incur include financial, actuarial, accounting, and legal expenses.
The mortality portion of the insurance-related charge pays us for the risk that You may live longer than we estimated. Then, we could be obligated to pay You more in payments from a pay-out option than we anticipated. Also, we bear the risk that the guaranteed death benefit we would pay should You die during your “pay-in” phase is larger than your Account Value. We also bear the risk that our expenses in administering the Contracts may be greater than we estimated (expense risk).
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Transfer Fee
Although we do not currently impose a transfer fee, we reserve the right to limit transfers as described above in “Transfer Privilege.” We reserve the right to impose a transfer fee. The amount of this fee will be no greater than $25 per transfer.
Early Withdrawal Charges
An Early Withdrawal Charge of up to 7% may apply if You withdraw purchase payments within seven years of when they were credited to your Deferred Annuity. The Early Withdrawal Charge does not apply in certain situations or upon the occurrence of certain events or circumstances. To determine the Early Withdrawal Charge for Deferred Annuities, we treat your Fixed Interest Account and Separate Account as if they were a single account and ignore both your actual allocations and the Fixed Interest Account or Divisions from which the withdrawal is actually coming. To do this, we first assume that your withdrawal is from purchase payments that can be withdrawn without an Early Withdrawal Charge, then from other purchase payments on a “first-in-first-out” (oldest money first) basis and then from earnings. Once we have determined the amount of the Early Withdrawal Charge, we will then withdraw it from the Fixed Interest Account and the Divisions in the same proportion as the withdrawal is being made. In determining what the withdrawal charge is, we do not include earnings, although the actual withdrawal to pay it may come from earnings. However, if the Early Withdrawal Charge is greater than the available purchase payments, then we will take the Early Withdrawal Charges, in whole or in part, from your earnings.
For partial withdrawals, the Early Withdrawal Charge is determined by dividing the amount that is subject to the Early Withdrawal Charge by 100% minus the applicable percentage shown in the following chart. Then we will make the payment directed and withdraw the Early Withdrawal Charge. We will treat your request as a request for a full withdrawal if your Account Value is not sufficient to pay both the requested withdrawal and the Early Withdrawal Charge.
For a full withdrawal, we multiply the amount to which the withdrawal charge applies by the percentage shown, keep the result as an Early Withdrawal Charge and pay You the rest.
The Early Withdrawal Charge on purchase payments withdrawn is as follows:
During Purchase Payment Year	Percentage
1	7%
2	6%
3	5%
4	4%
5	3%
6	2%
7	1%
8 & Later	0%
If You are a member of the Michigan Education Association and employed by a school district which purchased a TSA Deferred Annuity before January 15, 1996, then we impose the Early Withdrawal Charge in the above table for the first seven Contract Years.
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The Early Withdrawal Charge reimburses us for our costs in selling the Deferred Annuities. We may use our profits (if any) from the mortality and expense risk charge to pay for our costs to sell the Deferred Annuities which exceed the amount of Early Withdrawal Charges we collect. However, we believe that our sales costs may exceed the Early Withdrawal Charges we collect. If so, we will pay the difference out of our general profits.
When No Early Withdrawal Charge Applies
In some cases, we will not charge You the Early Withdrawal Charge when You make a withdrawal. We may, however, ask You to prove that You meet one of the conditions listed below.
You do not pay an Early Withdrawal Charge:
•	On transfers You make within your Deferred Annuity among Divisions and transfers to or from the Fixed Interest Account.
•	On withdrawals of purchase payments You made over seven years ago.
•	If You choose payments over one or more lifetimes or for a period of at least five years (without the right to accelerate the payments).
•	If You die during the pay-in phase. Your beneficiary will receive the full death benefit without deduction.
•	If You withdraw up to 10% (20% for the unallocated Keogh and certain TSA Deferred Annuities) of your Account Value each Contract Year. This 10% (or 20%) total withdrawal may be taken in an unlimited number of partial withdrawals during that Contract Year. Each time You make a withdrawal, we calculate
•	what percentage your withdrawal represents at that time. Only when the total of these percentages exceeds 10% (or 20%) will You have to pay Early Withdrawal Charges. If You have a Keogh Deferred Annuity, generally You are allowed to take the “free withdrawal” on top of any other withdrawals which are otherwise exempt from the Early Withdrawal Charge. This is not true if your other withdrawals are in connection with a systematic termination or purchase payments made over 7 years ago.
•	If the withdrawal is required for You to avoid Federal income tax penalties or to satisfy Federal income tax rules or Department of Labor regulations that apply to your Deferred Annuity. This exception does not apply if the withdrawal is to satisfy Section 72(t) requirements under the Code.
•	Systematic Termination. For unallocated Keogh and certain TSA Deferred Annuities, and the TSA Deferred Annuity for certain Texas institutions of higher education which takes effect when the institution withdraws its endorsement of the TSA Deferred Annuity or if You retire or leave your job according to the requirements of the Texas Optional Retirement Program, You may withdraw your total Account Value without an Early Withdrawal Charge when the Account Value is paid in annual installments based on the following percentages of your Account Value for that year’s withdrawal:

Contract Year*	Percentage
1	20%
2	25%
3	33 1/3%
4	50%
5	remainder
*	Less that Contract Year’s withdrawals.
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Any money You withdraw in excess of these percentages in any Contract Year will be subject to Early Withdrawal Charges. You may stop the systematic termination of the Contract. If You ask to restart systematic termination, You begin at the beginning of the schedule listed above.
•	If You are disabled and request a total withdrawal. Disability is defined in the Federal Social Security Act. If the Keogh or TSA Deferred Annuity is issued in connection with your retirement plan which is subject to the Employee Retirement Income Security Act of 1974 (“ERISA”) and if your plan document defines disability, your plan’s definition governs.
•	If You retire:
•	For the Keogh, TSA and 403(a) Deferred Annuities, if there is a plan and You retire according to the requirements of the plan. This exemption does not apply to withdrawals of money transferred into these TSA Deferred Annuities from other investment vehicles on a tax-free basis (plus earnings on such amounts).
•	For the unallocated Keogh Deferred Annuity, if your plan defines retirement and You retire under that definition. If You are a “restricted” participant, according to the terms of the unallocated Keogh Deferred Annuity, You must have participated in the unallocated Keogh Deferred Annuity for the time stated in the Contract.
•	For certain TSA Deferred Annuities without a plan, if You have also participated for at least 10 consecutive years. This does not apply for withdrawals of money transferred into the Contract from other investment vehicles on a tax-free basis (plus earnings on such amounts). Participated for at least 10 consecutive years means that your Contract must have been in existence for 10 years prior to the requested withdrawal.
•	For the allocated Keogh Deferred Annuity, if You have continuously participated for at least seven years.
•	For certain TSA Deferred Annuities, if You retired before the Contract was purchased (including money transferred from other investment vehicles on a tax-free basis plus earnings on that money).
•	For certain TSA Deferred Annuities, if there is a plan and You retire according to the requirements of the plan.
•	For the PEDC Deferred Annuity, if You retire.
•	If You leave your job:
•	For the unallocated Keogh Deferred Annuity, if You are a “restricted” participant, according to the terms of the unallocated Keogh Deferred Annuity, You must have participated in the unallocated Keogh Deferred Annuity for the time stated in the Contract.
•	For the TSA and 403(a) Deferred Annuities, only if You have continuously participated for at least 10 years. This exemption does not apply to withdrawals of money transferred into TSA and 403(a) Deferred Annuities from other investment vehicles on a tax-free basis (plus earnings on such amounts). Continuously participated means that your Contract must be in existence for 10 years prior to the requested withdrawal.
•	For the allocated Keogh Deferred Annuity, only if You have continuously participated for at least seven years.
•	For certain TSA Deferred Annuities, if You leave your job with the employer You had at the time You purchased this annuity.
•	For certain TSA Deferred Annuities, if You left your job before the Contract was purchased (including money transferred from other investment vehicles on a tax-free basis plus earnings on that money).
•	For PEDC, if You leave your job with the employer that bought the Deferred Annuity or the employer in whose arrangement You participate.
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•	For Keogh and certain TSA Deferred Annuities, if your plan terminates and the Account Value is transferred into another annuity contract we issue.
•	For PEDC, unallocated Keogh and certain TSA Deferred Annuities, if You suffer from an unforeseen hardship.
•	For Keogh Deferred Annuities, if You make a direct transfer to another investment vehicle we have preapproved. For the unallocated Keogh Deferred Annuity, if You are a “restricted” participant, according to the terms of the unallocated Keogh Deferred Annuity, You also must roll over your Account Value to a MetLife individual retirement annuity within 120 days after You are eligible to receive a plan distribution.
•	For participants in the Teacher Retirement System of Texas who purchase Contracts on or after June 1, 2002, if You have continuously participated for 10 years. Continuously participated means your Contract must be in existence for 10 years prior to the requested withdrawal.
•	If the plan or group of which You are a participant or member permits account reduction loans, You take an account reduction loan and the withdrawal consists of these account reduction loan amounts.
•	If You have transferred money which is not subject to a withdrawal charge (because You have satisfied contractual provisions for a withdrawal without the imposition of a contract withdrawal charge) from certain eligible MetLife contracts into the Deferred Annuity and the withdrawal is of these transferred amounts and we agree. Any purchase payments made after the transfer are subject to the usual Early Withdrawal Charge schedule.
•	If permitted in your state, if You make a direct transfer to another funding option or annuity contract issued by us or by one of our affiliates and we agree.
When A Different Early Withdrawal Charge May Apply
If You transferred money from certain eligible MetLife contracts into a Deferred Annuity, You may have different Early Withdrawal Charges for these transferred amounts. Any purchase payments made after the transfer are subject to the usual Early Withdrawal Charge schedule.
•	Amounts transferred before January 1, 1996:
We credit your transfer amounts with the time You held them under your original Contract. Or, if it will produce a lower charge, we use the following schedule to determine Early Withdrawal Charges (determined as previously described) for transferred amounts from your original Contract:
During Purchase Payment Year	Percentage
1	5%
2	4%
3	3%
4	2%
5	1%
6 and Beyond	0%
•	Amounts transferred on or after January 1, 1996:
•	For certain Contracts which we issued at least two years before the date of transfer (except as noted below), we apply the withdrawal charge under your original Contract but not any of the original Contract's exceptions or reductions to the withdrawal charge percentage that do not apply to a Deferred Annuity. Or,
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if it will produce a lower charge, we use the following schedule to determine Early Withdrawal Charges for transferred amounts from your original Contract:

During Transfer Year	Percentage
1	5%
2	4%
3	3%
4	2%
5	1%
6 and Beyond	0%
•	If we issued the other Contract less than two years before the date of the transfer or it has a separate withdrawal charge for each purchase payment, we treat your purchase payments under the other Contract as if they were made under the Deferred Annuity as of the date we received them under that Contract.
•	Alternatively, if provided for in your Deferred Annuity, we credit your purchase payments with the time You held them under your original Contract.
Divorce. A withdrawal made pursuant to a divorce or separation agreement is subject to the same Withdrawal Charge provisions described in this section, if permissible under tax law. In addition, the withdrawal will reduce the Account Value and the death benefit. The withdrawal could have a significant negative impact on the death benefit.
INCOME ANNUITIES
Income Annuities provide You with a regular stream of payments for either your lifetime or a specific period. You may choose the frequency of your income payments. For example, You may receive your payments on a monthly, quarterly, semi-annual or annual basis. You have the flexibility to select a stream of income to meet your needs. Income Annuities can be purchased so that You begin receiving payments immediately or You can apply the Account Value of your Deferred Annuity to a pay-out option to receive payments during your “pay-out” phase. With an Income Annuity purchased as an immediate annuity and not as a pay-out option to receive payments during your “pay-out” phase, You may defer receiving payments from us for one year after You have purchased an immediate annuity. You bear any investment risk during any deferral period. The Income Annuities are no longer available.
We do not guarantee that your variable payments will be a specific amount of money. You may choose to have a portion of the payment fixed and guaranteed under the Fixed Income Option. If You annuitize your Deferred Annuity and should our current annuity rates for a fixed pay-out option for this type of Deferred Annuity provide for greater payments than those guaranteed in your Contract, the greater payment will be made.
Using proceeds from the following types of arrangements, You may purchase Income Annuities to receive immediate payments:
•	TSA
•	PEDC
•	Keogh
•	403(a)
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If You have accumulated amounts in any of the listed investment vehicles, your lump sum withdrawal from that investment vehicle may be used to purchase an appropriate Income Annuity as long as income tax requirements are met.
If your retirement plan has purchased an Income Annuity, your choice of pay-out options may be subject to the terms of the plan. We may rely on your employer’s or plan administrator’s statements to us as to the terms of the plan or your entitlement to any payments. We will not be responsible for interpreting the terms of your plan. You should review your plan document to see how You may be affected.
Income Payment Types
Currently, we provide You with a wide variety of income payment types to suit a range of personal preferences. You decide the income payment type for your Income Annuity when You decide to take a pay-out option or at application. The decision is irrevocable.
There are three people who are involved in payments under your Income Annuity:
•	Owner: the person or entity which has all rights under the Income Annuity including the right to direct who receives payment.
•	Annuitant: the person whose life is the measure for determining the duration and sometimes the dollar amount of payments.
•	Beneficiary: the person who receives continuing payments or a lump sum payment if the Owner dies.
Many times, the Owner and the Annuitant are the same person.
When deciding how to receive income, consider:
•	The amount of income You need;
•	The amount You expect to receive from other sources;
•	The growth potential of other investments; and
•	How long You would like your income to last.
Your income payment amount will depend in large part on the type of income payment You choose. For example, if You select a “Lifetime Income Annuity for Two,” your payments will typically be lower than if You select a “Lifetime Income Annuity.” Income payment types that guarantee that payments will be made for a certain number of years regardless of whether the Annuitant or Joint Annuitant is alive (such as Lifetime Income Annuity with a Guarantee Period and Lifetime Income Annuity for Two with a Guarantee Period, as defined below) result in income payments that are smaller than with income payment types without such a guarantee (such as Lifetime Income Annuity and Lifetime Income Annuity for Two, as defined below). In addition, to the extent the income payment type has a guarantee period, choosing a shorter guarantee period will result in each income payment being larger. Where required by state law or under a qualified retirement plan, the Annuitant’s sex will not be taken into account in calculating income payments. Annuity rates will not be less than those guaranteed in the Contract at the time of purchase for the AIR and income payment type elected. Due to underwriting, administrative or Code considerations, the choice of the percentage reduction and/or the duration of the guarantee period may be limited. We reserve the right to commute or to otherwise pay the value of any remaining income payments over a period which would comply with Federal income tax law. Tax rules with respect to decedent Contracts may prohibit election of Lifetime Income for Two income types and/or may also prohibit payments for as long as the Owner’s life in certain circumstances. The terms of your Contract will determine when your income payments start and the
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frequency with which You will receive your income payments. When You select an income type, it will apply to both fixed income payments and variable income payments.
We reserve the right to limit or stop issuing any of the income types currently available based upon legal requirements or other considerations.
The following income payment types are available:
Lifetime Income Annuity: A variable income that is paid as long as the Annuitant is living.
Lifetime Income Annuity with a Guarantee Period: A variable income that continues as long as the Annuitant is living but is guaranteed to be paid for a number of years. If the Annuitant dies before all of the guaranteed payments have been made, payments are made to the Owner of the annuity until the end of the guaranteed period. If the Owner dies during the guarantee period, payments will be made to the beneficiary in accordance with the Code. No payments are made once the guarantee period has expired and the Annuitant is no longer living.
Lifetime Income Annuity with a Refund: A variable income that is paid as long as the Annuitant is living and guarantees that the total of all income payments will not be less than the purchase payment that we received. If the Annuitant dies before the total of all income payments received equals the purchase payment, we will pay the Owner (or the beneficiary, if the Owner is not living) the difference in a lump sum.
Lifetime Income Annuity for Two: A variable income that is paid to the Annuitant(s) as long as the Contract Owner is living. After the Contract Owner dies, payments continue to be made to the Annuitant(s) either for (1) life (provided certain Federal tax law requirements are met) or (2) ten (10) years. Payments made for life to the Annuitant after the death of the Contract Owner may be the same as those made while the Contract Owner was living or may be a smaller percentage that is selected when the annuity is first converted to an income stream. No payments are made once the Annuitants are no longer living.
Lifetime Income Annuity for Two with a Guarantee Period: A variable income that continues as long as either of the two Annuitants is living but is guaranteed to be paid (unreduced by any percentage selected) for a number of years. If both Annuitants die before all of the guaranteed payments have been made, payments are made to the Owner of the annuity until the end of the guaranteed period. If the Owner dies during the guarantee period, payments will be made to the beneficiary in accordance with the Code. If one Annuitant dies after the guarantee period has expired, payments continue to be made as long as the other Annuitant is living. In that event, payments may be the same as those made while both Annuitants were living or may be a smaller percentage that is selected when the annuity is purchased. No payments are made once the guarantee period has expired and both Annuitants are no longer living.
Lifetime Income Annuity for Two with a Refund: A variable income that is paid as long as either Annuitant is living and guarantees that all income payments will not be less than the purchase payment that we received. After one Annuitant dies, payments continue to be made as long as the other Annuitant is living. In that event, payments may be the same as those made while both Annuitants were living or may be a smaller percentage that is selected when the annuity is purchased. If both Annuitants die before the total of all income payments received equals the purchase payment, we will pay the Owner (or the beneficiary, if the Owner is not living) the difference in a lump sum.
Income Annuity for a Guaranteed Period: A variable income payable for a guaranteed period of 5 to 30 years. As an administrative practice, we will consider factors such as your age and life expectancy in determining whether to issue a Contract with this income payment type. If the Owner dies before the end of the guarantee period,
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payments are made to the beneficiary in accordance with the Code. No payments are made after the guarantee period has expired.
Minimum Size of Your Income Payment
Your initial income payment must be at least $50. If You live in Massachusetts, the initial income payment must be at least $20. This means the amount used from a Deferred Annuity to provide a pay-out option must be large enough to provide this minimum initial income payment.
Allocation
You decide what portion of your income payment is allocated among the Fixed Income Option and the Divisions.
The Value of Your Income Payments
Amount of Income Payments
Variable income payments from a Division will depend upon the number of Annuity Units held in that Division (described below) and the Annuity Unit Value (described later) as of the 10th day prior to a payment date.
The initial variable income payment is computed based on the amount of the purchase payment applied to the specific Division (net any applicable premium tax owed or Contract fee), the AIR, the age of the measuring lives and the income payment type selected. The initial payment amount is then divided by the Annuity Unit Value for the Division to determine the number of Annuity Units held in that Division. The number of Annuity Units held remains fixed for the duration of the Contract if no reallocations are made.
The dollar amount of subsequent variable income payments will vary with the amount by which investment performance is greater or less than the AIR.
Each Deferred Annuity provides that, when a pay-out option is chosen, the payment will not be less than the payment produced by the then-current Fixed Income Option purchase rates for that Contract class. The purpose of this provision is to assure the Annuitant that, at retirement, if the Fixed Income Option purchase rates for new Contracts are significantly more favorable than the rates guaranteed by a Deferred Annuity of the same class, the Owner will be given the benefit of the higher rates.
Annuity Units
Annuity Units are credited to You when You make a purchase payment or make a reallocation into a Division. Before we determine the number of Annuity Units to credit to You, we reduce a purchase payment (but not a reallocation) by any premium taxes and the Contract fee, if applicable. We then compute an initial income payment amount using the AIR, your income payment type and the age and sex (where permitted) of the measuring lives. We then divide the initial income payment (allocated to a Division) by the Annuity Unit Value on the date of the transaction. The result is the number of Annuity Units credited for that Division. The initial variable income payment is a hypothetical payment which is calculated based upon the AIR. The initial variable income payment is used to establish the number of Annuity Units. It is not the amount of your actual first variable income payment unless your first income payment happens to be within 10 days after we issue the Income Annuity. When You reallocate an income payment from a Division, Annuity Units supporting that portion of your income payment in that Division are liquidated.
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AIR
Your income payments are determined by using the AIR to benchmark the investment experience of the Divisions You select. We currently offer a 3% and 4% AIR. Certain states may require a different AIR or a cap on what AIR may be chosen. The higher your AIR, the higher your initial variable income payment will be. Your next payment will increase approximately in proportion to the amount by which the investment experience (for the time period between the payments) for the underlying Portfolio minus the Separate Account charge (the resulting number is the net investment return) exceeds the AIR (for the time period between the payments). Likewise, your next payment will decrease to the approximate extent the investment experience (for the time period between the payments) for the underlying Portfolio minus the Separate Account charge (the net investment return) is less than the AIR (for the time period between the payments). A lower AIR will result in a lower initial variable income payment, but subsequent variable income payments will increase more rapidly or decline more slowly than if You had elected a higher AIR as changes occur in the investment experience of the Divisions.
The amount of each variable income payment is determined 10 days prior to your income payment date. If your first income payment is scheduled to be paid less than 10 days after your Contract’s issue date, then the amount of that payment will be determined on your Contract’s issue date.
The initial variable income payment is a hypothetical payment which is calculated based on the AIR. This initial variable income payment is used to establish the number of Annuity Units. It is not the amount of your actual first variable income payment unless your first income payment happens to be within 10 days after we issue the Income Annuity.
Valuation
We use the term “experience factor” to describe investment performance for a Division. We calculate Accumulation Unit Values once a day on every day the Exchange is open for trading. We call the time between two consecutive Accumulation Unit Value calculations the “Valuation Period.” We have the right to change the basis for the Valuation Period, on 30 days’ notice, as long as it is consistent with law. All purchase payments and transfers are valued as of the end of the Valuation Period during which the transaction occurred. The experience factor changes from Valuation Period to Valuation Period to reflect the upward or downward performance of the assets in the underlying Portfolios.
The experience factor is calculated as of the end of each Valuation Period using the net asset value per share of the underlying Portfolio. The net asset value includes the per share amount of any dividend or capital gain distribution paid by the Portfolio during the current Valuation Period, and subtracts any per share charges for taxes and reserve for taxes. We then divide that amount by the net asset value per share as of the end of the last Valuation Period to obtain a factor that reflects investment performance. We then subtract a charge for each day in the Valuation Period which is the daily equivalent of the Separate Account charge. This charge varies, depending on the class of the Contract.
This is how we calculate the Annuity Unit Value for each Division:
•	Step 1: we determine the change in investment experience (which reflects the deduction for any investment-related charge) for the underlying Portfolio from the previous trading day to the current trading day;
•	Step 2: we subtract the daily equivalent of your insurance-related charge or Separate Account charge (general administrative expenses and mortality and expense risk charges) for each day since the last day the Annuity Unit Value was calculated; the resulting number is the net investment return;
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•	Step 3: we multiply by an adjustment based on your AIR for each day since the last Annuity Unit Value was calculated; and
•	Step 4: we multiply the previous Annuity Unit Value by this result.
Reallocations
You may make reallocations among the Divisions or from the Divisions to the Fixed Income Option. Once You reallocate your income payment into the Fixed Income Option You may not later reallocate amounts from the Fixed Income Option to the Divisions. If You reside in certain states You may be limited to four options (including the Fixed Interest Option).
Currently, there is no charge to make a reallocation. Your request for a reallocation tells us to move, in accordance with your instructions, the underlying Portfolio shares we have designated in the Divisions or other funds to generate your income payments.
Reallocations will be made as of the end of a business day, at the close of the Exchange, if received in Good Order prior to the close of the Exchange on that business day. All other reallocation requests in Good Order will be processed on the next business day.
For us to process a reallocation, You must tell us:
•	The percentage of the income payment to be reallocated;
•	The Divisions from which You want the income payment to be reallocated; and
•	The Divisions or Fixed Income Option (and the percentages allocated to each) to which You want the income payment to be reallocated.
When You request a reallocation from a Division to the Fixed Income Option, the payment amount will be adjusted at the time of reallocation. Your payment may either increase or decrease due to this adjustment. The adjusted payment will be calculated in the following manner.
•	First, we update the income payment amount to be reallocated from the Division based upon the applicable Annuity Unit Value at the time of the reallocation;
•	Second, we use the AIR to calculate an updated annuity purchase rate based upon your age, if applicable, and expected future income payments at the time of the reallocation;
•	Third, we calculate another updated annuity purchase rate using our current annuity purchase rates for the Fixed Income Option on the date of your reallocation; and
•	Finally, we determine the adjusted payment amount by multiplying the updated income amount determined in the first step by the ratio of the annuity purchase rate determined in the second step divided by the annuity purchase rate determined in the third step.
When You request a reallocation from one Division to another, Annuity Units in one Division are liquidated and Annuity Units in the other Division are credited to You. There is no adjustment to the income payment amount. Future income payment amounts will be determined based on the Annuity Unit Value for the Division to which You have reallocated.
You generally may make a reallocation on any day the Exchange is open. At a future date we may limit the number of reallocations You may make, but never to fewer than one a month. If we do so, we will give You advance written notice. We may limit a beneficiary’s ability to make a reallocation.
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Here are examples of the effect of a reallocation on the income payment:
•	Suppose You choose to reallocate 40% of your income payment supported by Division A to the Fixed Income Option and the recalculated income payment supported by Division A is $100. Assume that the updated annuity purchase rate based on the AIR is $125, while the updated annuity purchase rate based on fixed income annuity pricing is $100. In that case, your income payment from the Fixed Income Option will be increased by $40 x ($125 ÷ $100) or $50, and your income payment supported by Division A will be decreased by $40. (The number of Annuity Units in Division A will be decreased as well.)
•	Suppose You choose to reallocate 40% of your income payment supported by Division A to Division B and the recalculated income payment supported by Division A is $100. Then, your income payment supported by Division B will be increased by $40 and your income payment supported by Division A will be decreased by $40. (Changes will be made to the number of Annuity Units in both Divisions as well.)
Free Look
You may cancel your Deferred Annuity within a certain time period. This is known as a “free look.” We must receive your request to cancel in writing by the appropriate day in your state, which varies from state to state. The time period may also vary depending on your age and whether You purchased your Deferred Annuity from us directly, through the mail or with money from another annuity or life insurance policy. Depending on state law, we may refund (i) all of your purchase payments or (ii) your Account Value as of the date your refund request is received at your Administrative Office in Good Order (this means you bear the risk of any decline in the value of your Contract due to the performance of the Divisions during the Free Look period). You do not have a “free look” if You are electing income payments in the pay-out phase of your Deferred Annuity.
Your Spouse’s Rights
If You received your Contract through a qualified retirement plan and your plan is subject to ERISA (the Employee Retirement Income Security Act of 1974) and You are married, the income payments, withdrawal and loan provisions, and methods of payment of the death benefit under your Deferred Annuity or Income Annuity may be subject to your spouse’s rights.
If your benefit is worth $5,000 or less, your plan may provide for distribution of your entire interest in a lump sum without your spouse’s consent.
For details or advice on how the law applies to your circumstances, consult your tax adviser or attorney.
Any reference to “spouse” includes those persons who are married under state law, regardless of sex.
Total Control Account
The beneficiary may elect to have the Contract’s death proceeds paid through a settlement option called the Total Control Account, subject to our current established administrative procedures and requirements. The Total Control Account is an interest-bearing account through which the beneficiary has immediate and full access to the proceeds, with unlimited draft writing privileges. We credit interest to the account at a rate that will not be less than a guaranteed minimum annual effective rate. You may also elect to have any Contract surrender proceeds paid into a Total Control Account established for You.
Assets backing the Total Control Account are maintained in our general account and are subject to the claims of our creditors. We will bear the investment experience of such assets; however, regardless of the investment
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experience of such assets, the interest credited to the Total Control Account will never fall below the applicable guaranteed minimum annual effective rate. Because we bear the investment experience of the assets backing the Total Control Account, we may receive a profit from these assets. The Total Control Account is not insured by the FDIC or any other governmental agency.
Pay-Out Options (or Income Options)
You may convert your Deferred Annuity into a regular stream of income after your “pay-in” or “accumulation” phase. The pay-out phase is often referred to as either “annuitizing” your Contract or taking an income annuity. When You select your pay-out option, You will be able to choose from the range of options we then have available. You have the flexibility to select a stream of income to meet your needs. If You decide You want a pay-out option, we withdraw some or all of your Account Value (less any premium taxes, outstanding loans and applicable Contract fees), then we apply the net amount to the option. (See “Income Taxes” for a discussion of partial annuitization.) You are not required to hold your Deferred Annuity for any minimum time period before You may annuitize. However, if You annuitize within two years of purchasing the Deferred Annuity, a $350 Contract fee applies. We are currently waiving this fee. The variable pay-out option may not be available in all states.
When considering a pay-out option, You should think about whether You want:
•	Payments guaranteed by us for the rest of your life (or for the rest of two lives) or for a specified period;
•	A fixed dollar payment or a variable payment; and
•	A refund feature.
Your income payment amount will depend upon your choices. For lifetime options, the age and sex (where permitted) of the measuring lives (annuitants) will also be considered. For example, if You select a pay-out option guaranteeing payments for your lifetime and your spouse’s lifetime, your payments will typically be lower than if You select a pay-out option with payments over only your lifetime. The terms of the Contract supplement to your Deferred Annuity will determine when your income payments start and the frequency with which You will receive your income payments. If You do not tell us otherwise, your Fixed Interest Account Value will be used to provide a Fixed Income Option and your Separate Account Value will be used to provide a variable pay-out income option.
Your Contract specifies the date on which income payments are to begin.
Please be aware that once your Contract is annuitized, You are ineligible to receive the death benefit.
Because the features of variable pay-out options in the Deferred Annuities are identical to the features of Income Annuities, please read the sections under the “Income Annuities” heading for more information about the available income types and the value of your income payments, reallocations and charges of your Contract in the pay-out phase.
Your Spouse’s Rights
If You received your Contract through a qualified retirement plan and your plan is subject to ERISA (the Employee Retirement Income Security Act of 1974) and You are married, the income payments, withdrawal and loan provisions, and methods of payment of the death benefit under your Deferred Annuity or Income Annuity may be subject to your spouse’s rights.
If your benefit is worth $5,000 or less, your plan may provide for distribution of your entire interest in a lump sum without your spouse’s consent.
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For details or advice on how the law applies to your circumstances, consult your tax adviser or attorney.
Any reference to “spouse” includes those persons who are married under state law, regardless of sex.
BENEFITS AVAILABLE UNDER THE CONTRACTS
The following table summarizes information about the benefits available under the Contract:
Name of Benefit	Purpose	Is Benefit Standard or Optional?	Maximum Fee	Brief Description of Restrictions/Limitations
Standard Death Benefit	Guarantees that the death benefit will not be less than the greatest of (1) your Account Value; (2) Your highest Account Value as of December 31 following the end of your fifth Contract Year and at the end of every other five year period. In any case, less any later partial withdrawals, fees and charges; or (3) the total of all of your purchase payments less any partial withdrawals (including any applicable Early Withdrawal Charge)	Standard	None	• Withdrawals could significantly reduce the benefit.
The Equity Generator®:	An amount equal to the interest earned in the Fixed Interest Account is transferred monthly to any one Division based on your selection.	Optional	None	• Benefit limits available investment options. • If your Fixed Interest Account Balance at the time of a scheduled transfer is zero, this strategy is automatically discontinued.
The Equalizer SM:	Each quarter, amounts are transferred between the Fixed Interest Account and your chosen Division to make the value of each equal.	Optional	None	• Benefit limits available investment options.
The Rebalancer®:	You select a specific asset allocation for	Optional	None	• In the future, we may permit You to
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Name of Benefit	Purpose	Is Benefit Standard or Optional?	Maximum Fee	Brief Description of Restrictions/Limitations
	your entire Account Balance from among the Divisions and the Fixed Interest Account, if available. Each quarter we transfer amounts among these options to bring the percentage of your Account Balance in each option back to your original allocation. In the future, we may permit You to allocate less than 100% of your Account Balance to this strategy.			allocate less than 100% of your Account Balance to this strategy.
The Index Selector®:	You may select one of five asset allocation models which are designed to correlate to various risk tolerance levels. Each quarter the percentage in each of the Divisions in which the model invests and any Fixed Interest Account is brought back to the selected model percentage by transferring amounts among the Divisions and any Fixed Interest Account	Optional	None	• Benefit limits available investment options.
The Allocator SM:	Each month, a dollar amount You choose is transferred from the Fixed Interest Account to any of the Divisions You choose. You select the day of the month and the number of months over which the transfers will occur.	Option	None	• Minimum periodic transfer of $50 is required • Once your Fixed Interest Account Balance is exhausted, the strategy is discontinued. Once your Fixed Interest Account Balance is exhausted, the
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Name of Benefit	Purpose	Is Benefit Standard or Optional?	Maximum Fee	Brief Description of Restrictions/Limitations
strategy is discontinued.
Death Benefit
One of the insurance guarantees we provide You under your Deferred Annuity is that your beneficiaries will be protected during the “pay-in” phase against market downturns. You name your beneficiary(ies) for TSA and 403(a) Deferred Annuities. Your beneficiary under a PEDC Deferred Annuity is the trustee or employer. Under an allocated
Keogh Deferred Annuity the death benefit is paid to the plan’s trustee. (There is no death benefit for the unallocated Keogh Deferred Annuity.) If You die during the pay-in phase, the death benefit the beneficiary receives will be the greatest of:
•	Your Account Value;
•	Your highest Account Value as of December 31 following the end of your fifth Contract Year and at the end of every other five year period. In any case, less any later partial withdrawals, fees and charges; or
•	The total of all of your purchase payments less any partial withdrawals (including any applicable Early Withdrawal Charge).
In each case, we deduct the amount of any outstanding loans from the death benefit.
For the allocated Keogh Deferred Annuity, your death benefit under the Deferred Annuity will be no more than your Account Value.
The death benefit is determined as of the end of the business day on which we receive both due proof of death and an election for the payment method.
If we are notified of your death before any requested transaction is completed (including transactions under automated investment strategies, the minimum distribution program and the Systematic Withdrawal Program), we will cancel the request. As described above, the death benefit will be determined when we receive proof of death and an election for the payment method.
Until the beneficiary (or each beneficiary if there are multiple beneficiaries) submits the necessary documentation in Good Order, the Account Value attributable to his/her portion of the death benefit remains in the Divisions and is subject to investment risk.
Where there are multiple beneficiaries, the death benefit will only be determined as of the time the first beneficiary submits the necessary documentation in Good Order. If the death benefit payable is an amount that exceeds the Account Value on the day it is determined, we will apply to the Contract an amount equal to the difference between the death benefit payable and the Account Value in accordance with the current allocation of the Account Value. The remaining death benefit amounts are held in the Divisions until each of the other beneficiaries submits the necessary documentation in Good Order to claim his/her death benefit. Any death benefit amounts held in the Divisions on behalf of the remaining beneficiaries are subject to investment risk. There is no additional death benefit guarantee.
Your beneficiary has the option to apply the death benefit (less any applicable premium and other taxes) to a pay-out option offered under your Deferred Annuity. Your beneficiary may, however, decide to take the payment in
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one sum, including either by check, by placing the amount in an account that earns interest, or by any other method of payment that provides the beneficiary with immediate and full access to the proceeds, or under other settlement options that we may make available.
There is no death benefit after the pay-out phase begins, however, depending on the pay-out option you select, any remaining guarantee will be paid to your beneficiary.
GENERAL INFORMATION
Administration
All transactions will be processed in the manner described below.
Purchase Payments
Send your purchase payments, by check, cashier’s check or certified check made payable to “MetLife,” to your Administrative Office or a MetLife sales office, if that office has been designated for this purpose. (We reserve the right to receive purchase payments by other means acceptable to us.) We do not accept cash, money orders or traveler’s checks. We will provide You with all necessary forms. We must have all documents in Good Order to credit your purchase payments.
We reserve the right to refuse purchase payments made via a personal check in excess of $100,000. Purchase payments over $100,000 may be accepted in other forms, including but not limited to, EFT/wire transfers, certified checks, corporate checks, and checks written on financial institutions. The form in which we receive a purchase payment may determine how soon subsequent disbursement requests may be fulfilled. (See “Access To Your Money.”) If You send your purchase payments or transaction requests to an address other than the one we have designated for receipt of such purchase payments or requests, we may return the purchase payment to You, or there may be delay in applying the purchase payment or transaction to your Contract.
Purchase payments (including any portion of your Account Value under a Deferred Annuity which You apply to a pay-out option) are effective and valued as of the close of the Exchange, on the day we receive them in Good Order at your Administrative Office, except when they are received:
•	On a day when the Accumulation Unit Value/Annuity Unit Value is not calculated, or
•	After the close of the Exchange.
In those cases, the purchase payments will be effective the next day the Accumulation Unit Value or Annuity Unit Value, as applicable, is calculated. If payments on your behalf are not made in a timely manner, there may be a delay in when amounts are credited.
We reserve the right to credit your initial purchase payment to You within two days after its receipt at your Administrative Office or MetLife sales office, if applicable. However, if You fill out our forms incorrectly or incompletely or other documentation is not completed properly or otherwise not in Good Order, we have up to five business days to credit the payment. If the problem cannot be resolved by the fifth business day, we will notify You and give You the reasons for the delay. At that time, You will be asked whether You agree to let us keep your money until the problem is resolved. If You do not agree or we cannot reach You by the fifth business day, your money will be returned.
Under certain group Deferred Annuities and group Income Annuities, your employer, the trustee of the Keogh plan (if an allocated Deferred Annuity) or the group in which You are a participant or member must identify You on their
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reports to us and tell us how your money should be allocated among the Divisions and the Fixed Interest Account/Fixed Income Option.
Confirming Transactions
You will receive a statement confirming that a transaction was recently completed. Certain transactions made on a periodic basis, such as Systematic Withdrawal Program payments, and automated investment strategy transfers, may be confirmed quarterly. Salary reduction or deduction purchase payments under TSA Deferred Annuities are confirmed quarterly. Unless You inform us of any errors within 60 days of receipt, we will consider these communications to be accurate and complete.
Processing Transactions
We permit You to request transactions by mail and telephone. We make Internet access available to You for your Deferred Annuity. We may suspend or eliminate telephone or Internet privileges at any time, without prior notice. We reserve the right not to accept requests for transactions by facsimile.
If mandated by applicable law, including, but not limited to, Federal anti-money laundering laws, we may be required to reject a purchase payment. We may also be required to block an Owner’s account and, consequently, refuse to implement any requests for transfers/reallocations, withdrawals, surrenders or death benefits, until instructions are received from the appropriate governmental authority.
By Telephone or Internet
You may obtain information and initiate a variety of transactions about your Deferred Annuity by telephone or the Internet virtually 24 hours a day, 7 days a week, unless prohibited by state law. Some of the information and transactions accessible to You include:
•	Account Value
•	Unit Values
•	Current rates for the Fixed Interest Account
•	Transfers
•	Changes to investment strategies
•	Changes in the allocation of future purchase payments.
For your Deferred Annuity in the pay-out phase or Income Annuity, You may obtain information and initiate transactions through our toll-free number, 1-800-638-7732. Our customer service consultants are available by telephone between 8:00 a.m. and 6:00 p.m. Eastern Time each business day.
Your transaction must be in Good Order and completed prior to the close of the Exchange on one of our business days if You want the transaction to be valued and effective on that day. Transactions will not be valued and effective on a day when the Accumulation or Annuity Unit Value is not calculated or after the close of the Exchange. We will value and make effective these transactions on our next business day.
We will use reasonable procedures such as requiring certain identifying information, tape recording the telephone instructions, and providing written confirmation of the transaction, in order to confirm that instructions communicated by telephone, fax, Internet or other means are genuine. Any telephone, fax or Internet instructions reasonably believed by us to be genuine will be your responsibility, including losses arising from any errors in the
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communication of instructions. As a result of this policy, You will bear the risk of loss. If we do not employ reasonable procedures to confirm that instructions communicated by telephone, fax or Internet are genuine, we may be liable for any losses due to unauthorized or fraudulent transactions. All other requests and elections under your Contract must be in writing signed by the proper party, must include any necessary documentation and must be received at your Administrative Office to be effective. If acceptable to us, requests or elections relating to beneficiaries and ownership will take effect as of the date signed unless we have already acted in reliance on the prior status. We are not responsible for the validity of any written request or action.
Telephone and Computer Systems
Telephone and computer systems may not always be available. Any telephone or computer system, whether it is yours, your service provider’s, your agent’s, or ours, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you experience technical difficulties or problems, You should make your transaction request in writing to your Administrative Office.
Response times for the telephone or Internet may vary due to a variety of factors, including volumes, market conditions and performance of systems.
We are not responsible or liable for:
•	any inaccuracy, error, or delay in or omission of any information You transmit or deliver to us; or
•	any loss or damage You may incur because of such inaccuracy, error, delay or omission; non-performance; or any interruption of information beyond our control.
After Your Death
If we are notified of your death before any requested transaction is completed (including transactions under automated investment strategies, the minimum distribution program and the Systematic Withdrawal Program), we will cancel the request. For example, if You request a transfer or withdrawal for a date in the future under a Deferred Annuity and then die before that date, we will cancel the request. As described above, the death benefit will be determined when we receive due proof of death and an election for the payment method. For Income Annuity reallocations, we will cancel the request and continue making payments to your beneficiary if your Income Annuity so provides. For a Deferred Annuity in the pay-out phase and Income Annuity reallocations, we will cancel the request and continue making payments to your beneficiary if your Income Annuity or Deferred Annuity in the pay-out phase so provides. Or, depending on your Income Annuity’s or annuitized Deferred Annuity’s provisions, we may continue making payments to a joint Annuitant or pay your beneficiary a refund.
Abandoned Property Requirements
Every state has unclaimed property laws which generally declare non-ERISA (“Employee Retirement Income Security Act of 1974”) annuity Contracts to be abandoned after a period of inactivity of three to five years from the Contract’s maturity date (the latest day on which annuity payments may begin under the Contract) or the date the death benefit is due and payable. For example, if the payment of a death benefit has been triggered, but, if after a thorough search, we are still unable to locate the beneficiary of the death benefit, or the beneficiary does not come forward to claim the death benefit in a timely manner, the death benefit will be paid to the abandoned property division or unclaimed property office of the state in which the beneficiary or the Contract Owner last resided, as shown on our books and records, or to our state of domicile. (Escheatment is the formal, legal name of this process.) However, the state is obligated to pay the death benefit (without interest) if your beneficiary steps
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forward to claim it with the proper documentation and within certain mandated time periods. To prevent your Contract’s proceeds from being paid to the state abandoned or unclaimed property office, it is important that You update your beneficiary designations, including addresses, if and as they change. Please call 1-800-638-7732 to make such changes.
Misstatement
We may require proof of age of the Annuitant, Owner, or beneficiary before making any payments under this Contract that are measured by the Annuitant’s, Owner’s, or beneficiary’s life. If the age of the Annuitant, Owner, or beneficiary has been misstated, the amount payable will be the amount that the Account Value would have provided at the correct age.
Once income payments have begun, any underpayments will be made up in one sum with the next income payment or in any other manner agreed to by us. Any overpayments will be deducted first from future income payments. In certain states we are required to pay interest on any underpayments.
Cybersecurity
Our variable annuity contract business is largely conducted through digital communications and data storage networks and systems operated by us and our service providers or other business partners (e.g., the Portfolios and the firms involved in the distribution and sale of our variable annuity contracts). For example, many routine operations, such as processing your requests and elections and day-to-day record keeping, are all executed through computer networks and systems. We have established administrative and technical controls and a business continuity plan to protect our operations against cybersecurity breaches. Despite these protocols, a cybersecurity breach could have a material, negative impact on MetLife and the Separate Account, as well as You and your Contract. Our operations also could be negatively affected by a cybersecurity breach at a third party, such as a governmental or regulatory authority or another participant in the financial markets. Cybersecurity breaches can be intentional or unintentional events, and can occur through unauthorized access to computer systems, networks or devices; infection from computer viruses or other malicious software code; or attacks that shut down, disable, slow or otherwise disrupt operations, business processes or website access or functionality. Cybersecurity breaches can interfere with our processing of contract transactions, including the processing of transfer orders from our website or with the Portfolios; impact our ability to calculate Accumulation Unit Values; cause the release and possible destruction of your confidential information or business information; or impede order processing or cause other operational issues. Although we continually make efforts to identify and reduce our exposure to cybersecurity risk, there is no guarantee that we will be able to successfully manage this risk at all times.
Third Party Requests
Generally, we only accept requests for transactions or information from You. We reserve the right not to accept or to process transactions requested on your behalf by third parties. This includes processing transactions by an agent You designate, through a power of attorney or other authorization, who has the ability to control the amount and timing of transfers/reallocations for a number of other Contract Owners, and who simultaneously makes the same request or series of requests on behalf of other Contract Owners.
Valuation — Suspension of Payments
We separately determine the Accumulation Unit Value and Annuity Unit Value for each Division once each day at the close of the Exchange when the Exchange is open for trading. If permitted by law, we may change the period between calculations but we will give You 30 days notice.
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When You request a transaction, we will process the transaction on the basis of the Accumulation Unit Value or Annuity Unit Value next determined after receipt of the request. Subject to our procedure, we will make withdrawals and transfers/reallocations at a later date, if You request. If your withdrawal request is to elect a variable pay-out option under your Deferred Annuity, we base the number of Annuity Units You receive on the next available Annuity Unit Value.
We reserve the right to suspend or postpone payment for a withdrawal, income payment or transfer/reallocation when:
•	rules of the SEC so permit (trading on the Exchange is limited, the Exchange is closed other than for customary weekend or holiday closings or an emergency exists which makes pricing or sale of securities not practicable); or
•	during any other period when the SEC by order so permits.
Advertising Performance
We periodically advertise the performance of the Divisions. You may get performance information from a variety of sources including your quarterly statements, your sales representative (where applicable), the Internet, annual reports and semiannual reports. All performance numbers are based upon historical earnings. These numbers are not intended to indicate future results. We may state performance in terms of “yield,” “change in Accumulation Unit Value/Annuity Unit Value,” “average annual total return” or some combination of these terms.
Yield is the net income generated by an investment in a particular Division for 30 days or a month. These figures are expressed as percentages. This percentage yield is compounded semiannually. The yield of the money market Division refers to the income generated by an investment in the Division over a seven-day period. This income is then annualized, by assuming that the same amount of income is generated each week over a 52-week period, and the total income is shown as a percentage of the investment.
Change in Accumulation/Annuity Unit Value (“Non-Standard Performance”) is calculated by determining the percentage change in the value of an Accumulation (or Annuity) Unit for a certain period. These numbers may also be annualized. Change in Accumulation/Annuity Unit Value may be used to demonstrate performance for a hypothetical investment (such as $10,000) over a specified period. These performance numbers reflect the deduction of the total Separate Account charges; however, yield and change in Accumulation/Annuity Unit Value performance do not reflect the possible imposition of Early Withdrawal Charges. Early Withdrawal Charges would reduce performance experience.
Average annual total return calculations (“Standard Performance”) reflect all Separate Account charges and applicable Early Withdrawal Charges since the Division inception date, which is the date the corresponding Portfolio or predecessor Portfolio was first offered under the Separate Account that funds the Deferred Annuity or Income Annuity. These presentations for the Income Annuities reflect a 3% benchmark AIR. These figures also assume a steady annual rate of return.
For purposes of presentation of Non-Standard Performance, we may assume that the Deferred Annuities and the Income Annuities were in existence prior to the inception date of the Divisions in the Separate Account that funds the Deferred Annuities and the Income Annuities. In these cases, we calculate performance based on the historical performance of the underlying Brighthouse Trust I, Brighthouse Trust II, the Calvert Fund, Fidelity VIP Funds and American Funds® Portfolios since the Portfolio inception date. We use the actual Accumulation Unit or Annuity Unit data after the inception date. Any performance data that includes all or a portion of the time between the Portfolio inception date and the Division inception date is hypothetical. Hypothetical returns indicate what the
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performance data would have been if the Deferred Annuities or Income Annuities had been introduced as of the Portfolio inception date.
We may also present average annual total return calculations which reflect all Separate Account charges and applicable withdrawal charges since the Portfolio inception date. We use the actual Accumulation Unit or Annuity Unit data after the inception date. Any performance data that includes all or a portion of the time between the Portfolio inception date and the Division inception date is hypothetical. Hypothetical returns indicate what the performance data would have been if the Deferred Annuities and Income Annuities had been introduced as of the Portfolio inception date.
We calculate performance for certain investment strategies including the Equalizer, Equity Generator and each asset allocation model of the Index Selector. We calculate the performance as a percentage by presuming a certain dollar value at the beginning of a period and comparing this dollar value with the dollar value based on historical performance at the end of that period. This percentage return assumes that there have been no withdrawals or other unrelated transactions.
We may state performance for the Divisions of the Income Annuity which reflect deduction of the Separate Account charge and investment-related charge, if accompanied by the annualized change in Annuity Unit Value.
We may demonstrate hypothetical values of income payments over a specified period based on historical net asset values of the Portfolios and the historical Annuity Unit Values and the applicable annuity purchase rate, either for an individual for whom the illustration is to be produced or based upon certain assumed factors (e.g., male, age 65). These presentations reflect the deduction of the maximum Separate Account charge and investment-related charges. If the presentation is for an individual, we may also provide a presentation that reflects the applicable (rather than the maximum) insurance-related charge, as well as the Annuity Unit Values and the investment-related charge.
We may assume that the Income Annuity was in existence prior to its inception date. When we do so, we calculate performance based on the historical performance of the underlying Portfolio for the period before the inception date of the Income Annuity and historical Annuity Unit Values.
We may also demonstrate hypothetical future values of income payments over a specified period based on assumed rates of return (which will not exceed 12% and which will include an assumption of 0% as well) for the Portfolios, hypothetical Annuity Unit Values and the applicable annuity purchase rate, either for an individual for whom the illustration is to be produced or based upon certain assumed factors (e.g., male, age 65). These presentations reflect the deduction of the maximum Separate Account charge and the average of investment-related charges. If the presentation is for an individual, we may also provide a presentation that reflects the applicable Separate Account charge (rather than the maximum), as well as the Annuity Unit Values and the investment-related charge.
An illustration should not be relied upon as a guarantee of future results.
Historical performance information should not be relied on as a guarantee of future performance results.
Past performance is no guarantee of future results.
Performance figures will vary among the various Deferred Annuities and Income Annuities as a result of different Separate Account charges and Early Withdrawal Charges.
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Changes to Your Deferred Annuity or Income Annuity
We have the right to make certain changes to your Deferred Annuity or Income Annuity, but only as permitted by law. We make changes when we think they would best serve the interest of annuity Owners or would be appropriate in carrying out the purposes of the Deferred Annuity or Income Annuity. If the law requires, we will also get your approval and the approval of any appropriate regulatory authorities. Examples of the changes we may make include:
•	To operate the Separate Account in any form permitted by law.
•	To take any action necessary to comply with or obtain and continue any exemptions under the law (including favorable treatment under the Federal income tax laws) including limiting the number, frequency or types of transfers/reallocations transactions permitted.
•	To transfer any assets in a Division to another Division, or to one or more separate accounts, or to our general account, or to add, combine or remove Divisions in the Separate Account.
•	To substitute for the Portfolio shares in any Division, the shares of another class of Brighthouse Trust I, Brighthouse Trust II or the shares of another investment company or any other investment permitted by law.
•	To change the way we assess charges, but without increasing the aggregate amount charged to the Separate Account and any currently available Portfolio in connection with the Deferred Annuities or Income Annuities.
•	To make any necessary technical changes in the Deferred Annuities or Income Annuities in order to conform with any of the above-described actions.
If any changes result in a material change in the underlying investments of a Division in which You have a balance or an allocation, we will notify You of the change. You may then make a new choice of Divisions. For Deferred Annuities issued in Pennsylvania (and Income Annuities where required by law), we will ask your approval before making any technical changes. We will notify you of any changes to the Separate Account.
Voting Rights
Based on our current view of applicable law, You have voting interests under your Deferred Annuity or Income Annuity concerning Brighthouse Trust I, Brighthouse Trust II, the Calvert Fund, Fidelity VIP Funds or American Funds® proposals that are subject to a shareholder vote. Therefore, You are entitled to give us instructions for the number of shares which are deemed attributable to your Deferred Annuity or Income Annuity.
We will vote the shares of each of the underlying Portfolios held by the Separate Account based on instructions we receive from those having a voting interest in the corresponding Divisions. However, if the law or the interpretation of the law changes, we may decide to exercise the right to vote the Portfolio’s shares based on our own judgment.
You are entitled to give instructions regarding the votes attributable to your Deferred Annuity or Income Annuity in your sole discretion. Under the Keogh Deferred Annuity, participants may instruct You to give us instructions regarding shares deemed attributable to their contributions to the Deferred Annuity. Under the Keogh Deferred Annuity, we will provide You with the number of copies of voting instruction soliciting materials that You request so that You may furnish such materials to participants who may give You voting instructions. Neither the Separate Account nor MetLife has any duty to inquire as to the instructions received or your authority to give instructions; thus, as far as the Separate Account, and any others having voting interests in respect of the Separate Account are concerned, such instructions are valid and effective. For the Income Annuities, You are entitled to give instructions regarding the votes attributable to your Income Annuity in your sole discretion.
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There are certain circumstances under which we may disregard voting instructions. If we do not receive your voting instructions, we will vote your interest in the same proportion as represented by the votes we receive from other investors. The effect of this proportional voting is that a small number of Contract Owners or participants/Annuitants may control the outcome of a vote. Shares of Brighthouse Trust I, Brighthouse Trust II, the Calvert Fund, Fidelity VIP Funds or American Funds® that are owned by our general account or by any of our unregistered separate accounts will be voted in the same proportion as the aggregate of:
•	The shares for which voting instructions are received; and
•	The shares that are voted in proportion to such voting instructions.
However, if the law or the interpretation of the law changes, we may decide to exercise the right to vote the Portfolio’s shares based on our judgment.
Who Sells the Deferred Annuities and Income Annuities
MetLife Investors Distribution Company (“MLIDC”) is the principal underwriter and distributor of the securities offered through this Prospectus. MLIDC, which is our affiliate, also acts as the principal underwriter and distributor of some of the other variable annuity contracts and variable life insurance policies we and our affiliated companies issue. We reimburse MLIDC for expenses MLIDC incurs in distributing the Deferred Annuities and Income Annuities (e.g., commissions payable to the retail broker-dealers who sell the Deferred Annuities and Income Annuities). MLIDC does not retain any fees under the Deferred Annuities and Income Annuities.
MLIDC’s principal executive offices are located at 200 Park Avenue, New York, NY 10166. MLIDC is registered as a broker-dealer with the SEC under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), as well as the securities commissions in the states in which it operates, and is a member of the Financial Regulatory Industry
Authority (“FINRA”). FINRA provides background information about broker-dealers and their registered representatives through FINRA BrokerCheck. You may contact the FINRA BrokerCheck Hotline at 1-800-289-9999, or log on to www.finra.org. An investor brochure that includes information describing FINRA BrokerCheck is available through the Hotline or on-line.
The Deferred Annuities are sold through unaffiliated broker-dealers, registered with the SEC as broker-dealers under the Exchange Act and members of FINRA. The Deferred Annuities may also be sold through the mail, the Internet or by telephone.
There is no front-end sales load deducted from purchase payments to pay sales commissions. Distribution costs are recovered through the charges and deductions under the Deferred Annuities. MLIDC pays compensation based upon a “gross dealer concession” model. With respect to the Deferred Annuities, the gross dealer concession ranges from 1.5% to 6% of each purchase payment and, starting in the second Contract Year, 0.18% of the Account Value or amount available from which income payments are made each year that the Contract is in force for servicing the Contract. Gross dealer concession may also be paid when the Contract is annuitized. The amount of this gross dealer concession credited upon an annuitization depends on several factors, including the number of years the Contract has been in force.
We may make payments to MLIDC that may be used for its operating and other expenses, including the following sales expenses: compensation and bonuses for MLIDC’s management team, advertising expenses, and other expenses of distributing the Contracts. MLIDC’s management team and registered representatives also may be eligible for non-cash compensation items that we may provide jointly with MLIDC. Non-cash items include
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conferences, seminars and trips (including travel, lodging and meals in connection therewith), entertainment, merchandise and other similar items. Broker-dealers pay their sales representatives all or a portion of the commissions received for their sales of the Contracts. Some firms may retain a portion of commissions. The amount that the broker-dealer passes on to its sales representatives is determined in accordance with its internal compensation programs. Those programs may also include other types of cash and non-cash compensation and other benefits. Sales representatives of these selling firms may also receive non-cash compensation pursuant to their firm’s guidelines directly from us or the distributor. We and our affiliates may also provide sales support in the form of training, sponsoring conferences, defraying expenses at vendor meetings, providing promotional literature and similar services. An unaffiliated broker-dealer or sales representative of an unaffiliated broker-dealer may receive different compensation for selling one product over another and/or may be inclined to favor one product provider over another product provider due to different compensation rates. Ask your sales representative (where applicable) for further information about what your sales representative (where applicable) and the broker-dealer for which he or she works may receive in connection with your purchase of a Contract.
From time to time, MetLife pays organizations, associations and non-profit organizations fees to sponsor MetLife’s variable annuity contracts. We may also obtain access to an organization’s members to market our variable annuity contracts. These organizations are compensated for their sponsorship of our variable annuity contracts in various ways. Primarily, they receive a flat fee from MetLife. We also compensate these organizations by our funding of their programs, scholarships, events or awards, such as a principal of the year award. We may also lease their office space or pay fees for display space at their events, purchase advertisements in their publications or reimburse or defray their expenses. In some cases, we hire organizations to perform administrative services for us, for which they are paid a fee based upon a percentage of the Account Values their members hold in the Contract. We also may retain finders and consultants to introduce MetLife to potential clients and for establishing and maintaining relationships between MetLife and various organizations. The finders and consultants are primarily paid flat fees and may be reimbursed for their expenses. We or our affiliates may also pay duly licensed individuals associated with these organizations cash compensation for the sales of the Contracts.
Withdrawals
We will normally pay withdrawal proceeds within seven days after receipt of a request for a withdrawal at your Administrative Office, but we may delay payment as permitted by law, under certain circumstances. (See “Valuation — Suspension of Payments”). We reserve the right to defer payment for a partial withdrawal, withdrawal or transfer from the Fixed Interest Account for the period permitted by law, but for not more than six months.
Financial Statements
Our financial statements and the financial statements of the Separate Account have been included in the SAI.
Your Spouse’s Rights
If You received your Contract through a qualified retirement plan and your plan is subject to ERISA (the Employee Retirement Income Security Act of 1974) and You are married, the income payments, withdrawal provisions, and methods of payment of the death benefit under your Deferred Annuity or Income Annuity may be subject to your spouse’s rights.
If your benefit is worth $5,000 or less, your plan may provide for distribution of your entire interest in a lump sum without your spouse’s consent.
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For details or advice on how the law applies to your circumstances, consult your tax adviser or attorney.
Any reference to “spouse” includes those persons who are married under state law, regardless of sex.
When We Can Cancel Your Deferred Annuity or Income Annuity
We may not cancel your Income Annuity.
We may cancel your Deferred Annuity only if we do not receive any purchase payments from You for 36 consecutive months and your Account Value is less than $2,000, except for the unallocated Keogh Deferred Annuity. We may only cancel the unallocated Keogh Deferred Annuity if we do not receive purchase payments from You for 12 consecutive months and your Account Value is less than $15,000. Accordingly, no Contract will be terminated due solely to negative investment performance. We will only do so to the extent allowed by law. If we cancel a Deferred Annuity issued in New York, we will return the full Account Value. In all other cases, You will receive an amount equal to what You would have received if You had requested a total withdrawal of your Account Value. Early Withdrawal Charges may apply. Certain Deferred Annuities do not contain these cancellation provisions.
We will not terminate any Contract where we keep records of your account if at the time the termination would otherwise occur the guaranteed amount under any death benefit is greater than the Account Value. For all other Contracts, we reserve the right to exercise this termination provision, subject to obtaining any required regulatory approvals. We will not exercise this provision under Contracts issued in New York. However, if your plan determines to terminate the Contract at a time when You have a guaranteed amount under any death benefit that is greater than the Account Value, You forfeit any guaranteed amount You have accrued under the death benefit upon termination of the Contract.
Premium and Other Taxes
Some jurisdictions tax what are called “annuity considerations.” We deduct money to pay “premium” taxes (also known as “annuity” taxes) when You make the purchase payment.
Premium taxes, if applicable, depend on the Income Annuity You purchased and your home state or jurisdiction. A chart in Appendix B shows the jurisdictions where premium taxes are charged and the amount of these taxes.
We also reserve the right to deduct from purchase payments, withdrawals or income payments, any taxes (including but not limited to premium taxes) paid by us to any government entity relating to the Income Annuities. Examples of these taxes include, but are not limited to, generation skipping transfer tax or a similar excise tax under Federal or state tax law which is imposed on payments we make to certain persons and income tax withholdings on withdrawals and income payments to the extent required by law. We will, at our sole discretion, determine when taxes relate to the Contract. We may, at our sole discretion, pay taxes when due and deduct the corresponding amount from income payments at a later date. Payment at an earlier date does not waive any right we may have to deduct amounts at a later date.
We reserve the right to deduct from the Contract for any income taxes which we incur because of the Income Annuity. In general, we believe under current Federal income tax law, we are entitled to hold reserves with respect to the Contract that offset Separate Account income. If this should change, it is possible we could incur income tax with respect to the Income Annuity, and in that event we may deduct such tax from the Contract. At the present time, however, we are not incurring any such income tax or making any such deductions.
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Federal Tax Considerations
Introduction
The following information on taxes is a general discussion of the subject. It is not intended as tax advice. The Internal Revenue Code (“Code”) and the provisions of the Code that govern Deferred Annuities are complex and subject to change. The applicability of Federal income tax rules may vary with your particular circumstances. This discussion does not include all the Federal income tax rules that may affect You and your Contract or Deferred Annuity, as applicable. Nor does this discussion address other Federal tax consequences (such as estate and gift taxes, sales to foreign individuals or entities), or state or local tax consequences, which may affect your investment in the Contract or Deferred Annuity, as applicable. As a result, You should always consult a tax adviser for complete information and advice applicable to your individual situation.
When you invest in an annuity Contract, you usually do not pay taxes on your investment gains until you withdraw the money — generally for retirement purposes. Under current federal income tax law, the taxable portion of distributions from variable annuity contracts is taxed at ordinary income tax rates and does not qualify for the reduced tax rate applicable to long-term capital gains and dividends. If you invest in a variable annuity as part of an individual retirement plan, pension plan or employer-sponsored retirement program, your contract is called a Qualified Contract. If your annuity is independent of any formal retirement or pension plan, it is termed a Non-Qualified Contract. The tax rules applicable to Qualified Contracts vary according to the type of retirement plan and the terms and conditions of the plan.
We are not responsible for determining if your employer’s plan or arrangement satisfies the requirements of the Code and/or ERISA.
We do not expect to incur Federal, state or local income taxes on the earnings or realized capital gains attributable to the Separate Account. However, if we do incur such taxes in the future, we reserve the right to charge amounts allocated to the Separate Account for these taxes.
To the extent permitted under Federal tax law, we may claim the benefit of the corporate dividends received deduction and of certain foreign tax credits attributable to taxes paid by certain of the Portfolios to foreign jurisdictions.
Any Code reference to “spouse” includes those persons who enter into lawful marriages under state law, regardless of sex.
Non-Qualified Annuity Contracts
This discussion assumes the Contract or Deferred Annuity, as applicable is an annuity Contract for Federal income tax purposes that is not held in a tax qualified “plan” defined by the Code. Tax qualified plans include arrangements described in Code Sections 401(a), 401(k), 403(a),403(b) or tax sheltered annuities (“TSA”), 408 or “IRAs” (including SEP and SIMPLE IRAs), 408A or “Roth IRAs” or 457(b) or governmental 457(b) plans. Deferred Annuities owned through such plans are referred to below as “qualified” contracts.
Accumulation
Generally, an Owner of a non-qualified annuity Contract is not taxed on increases in the value of the Contract or Deferred Annuity, as applicable until there is a distribution from the Contract or Deferred Annuity, as applicable, i.e., surrender, partial withdrawal, income payment or commutation. This deferral of taxation on accumulated value
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in the Contract or Deferred Annuity, as applicable is limited to Deferred Annuities owned by or held for the benefit of “natural persons.” A Contract or Deferred Annuity, as applicable will be treated as held by a natural person if the nominal Owner is a trust or other entity which holds the Contract or Deferred Annuity, as applicable as an agent for the exclusive benefit of a natural person.
In contrast, a Contract or Deferred Annuity, as applicable owned or not treated as held by a “natural person,” such as a corporation, partnership, trust or other entity, will be taxed currently on the increase in accumulated value in the Contract or Deferred Annuity, as applicable in the year earned. Note that in this regard, an employer which is the Owner of an annuity Contract under a non-qualified deferred compensation arrangement for its employees, or otherwise, is considered a non-natural Owner and any annual increase in the Account Balance will be subject to current income taxation.
Surrenders or Withdrawals — Early Distribution
If You take a withdrawal from your Contract or Deferred Annuity, as applicable, or surrender your Contract or Deferred Annuity, as applicable prior to the date You commence taking annuity or “income” payments (the “Annuity Starting Date”), the amount You receive will be treated first as coming from earnings, if any, (and thus subject to income tax) and then from your purchase payments (which are not subject to income tax).
The portion of any withdrawal from an annuity Contract that is subject to income tax will also be subject to a 10% Federal income tax penalty for “early” distribution if such withdrawal is taken prior to You reaching age 59 1⁄2, unless an exception applies.
Exceptions include distributions made:
(a)	on account of your death or disability,
(b)	as part of a series of substantially equal periodic payments payable for your life (or life expectancy) or joint lives (joint life expectancies) of You and your designated Beneficiary, or
(c)	under certain immediate income annuities providing for substantially equal payments made at least annually.
If You receive systematic payments that You intend to qualify for the “substantially equal periodic payments” exception noted above, any modifications (except due to death or disability) to your payment before age 59 1⁄2 or within five years after beginning these payments, whichever is later, will result in the retroactive imposition of the 10% Federal income tax penalty with interest. Such modifications may include but are not limited to additional purchase payments to the Contract (including tax-free or rollovers) and additional withdrawals from the Contract or Deferred Annuity, as applicable.
For non-qualified Contracts, amounts received under the exercise of a partial withdrawal may be fully included in taxable income. The entire amount of the withdrawal could be treated as taxable income. Exercise of a withdrawal feature may adversely impact the amount of subsequent payments which can be treated as a nontaxable return of investment.
If your Contract or Deferred Annuity, as applicable has been purchased with an Optional Two Year Withdrawal Feature or is for a guaranteed period only (term certain) annuity, and is terminated as a result of the exercise of the withdrawal feature, the taxable portion of the payment will generally be the excess of the proceeds received over your remaining after-tax purchase payment.
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Treatment of Separate Account Charges
It is possible that at some future date the Internal Revenue Service (“IRS”) may consider that Contract or Deferred Annuity, as applicable charges attributable to certain guaranteed death benefits and certain living benefits are to be treated as distributions from the Contract or Deferred Annuity, as applicable to pay for such non-annuity benefits. Currently, these charges are considered to be an intrinsic part of the Contract or Deferred Annuity, as applicable and we do not report these as taxable income. However, if this treatment changes in the future, the charge could also be subject to a 10% Federal income tax penalty as an early distribution, as described above.
Guaranteed Withdrawal Benefits (where applicable)
If You have purchased the Guaranteed Withdrawal Benefit I, Enhanced Guaranteed Withdrawal Benefit or Lifetime Withdrawal Guarantee, where otherwise made available, note the following:
The tax treatment of withdrawals under such a benefit is uncertain. It is conceivable that the amount of potential gain could be determined based on the remaining amount guaranteed to be available for withdrawal at the time of the withdrawal if greater than the Account Balance (prior to Withdrawal Charges). This could result in a greater amount of taxable income in certain cases. In general, at the present time, MetLife intends to report such withdrawals using the Account Balance rather than the remaining benefit to determine gain. However, in cases where the maximum permitted withdrawal in any year under any version of the GWB exceeds theAccount Balance, the portion of the withdrawal treated as taxable gain (not to exceed the amount of the withdrawal) should be measured as the difference between the maximum permitted withdrawal amount under the benefit and the remaining after-tax basis immediately preceding the withdrawal. Consult your tax adviser.
In the event that the Account Balance goes to zero, and either the Remaining Guaranteed Withdrawal Amount is paid out in fixed installments or the Annual Benefit Payment is paid for life, we will treat such payments as income annuity payments under the tax law and allow recovery of any remaining basis ratably over the expected number of payments. (See “Taxation of Payments in Annuity Form” below.)
MetLife reserves the right to change its tax reporting practices where we determine that they are not in accordance with Federal income tax rules and/or IRS guidance (whether formal or informal).
Aggregation
If You purchase two or more Contract or Deferred Annuity, as applicable Contracts from MetLife (or its affiliates) during the same calendar year, the law requires that all such Contracts must be treated as a single Contract for purposes of determining whether any payments not received as an annuity (e.g., withdrawals) will be includible in income. Aggregation could affect the amount of a withdrawal that is taxable and subject to the 10% Federal income tax penalty described above. Since the IRS may require aggregation in other circumstances as well, You should consult a tax adviser if You are purchasing more than one annuity Contract from the same insurance company in a single calendar year. Aggregation does not affect distributions paid in the form of an annuity (see “Taxation of Payments in Annuity Form” below).
Exchanges/Transfers
The annuity Contract may be exchanged tax-free in whole or in part for another annuity contract or a long-term care insurance policy. The partial exchange of an annuity contract may be a tax-free transaction provided that, among other prescribed IRS conditions, no amounts are distributed from either contract involved in the exchange for 180 days following the date of the exchange – other than annuity payments made for life, joint lives, or for a term of 10 years or more. Otherwise, a withdrawal or “deemed” distribution may be includible in your taxable
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income (plus a 10% Federal income tax penalty) to the extent that the accumulated value of your annuity exceeds your investment in the Contract or Deferred Annuity, as applicable (your “gain”). Some of the ramifications of a partial exchange remain unclear. If the annuity Contract is exchanged in part for an additional annuity contract, a distribution from either contract may be taxable to the extent of the combined gain attributable to both contracts, or only to the extent of your gain in the contract from which the distribution is paid. It is not clear whether these rules apply to a partial exchange involving long-term care contracts. Consult your tax adviser prior to a partial exchange.
A transfer of Ownership of the Contract or Deferred Annuity, as applicable, or the designation of an Annuitant or other Beneficiary who is not also the Contract Owner, may result in income or gift tax consequences to the Contract Owner. You should consult your tax adviser if You are considering such a transfer or assignment.
Death Benefits
The death benefit is taxable to the recipient in the same manner as if paid to the Contract Owner (under the rules for withdrawals or income payments, whichever is applicable).
After your death, any death benefit determined under the Contract or Deferred Annuity, as applicable must be distributed in accordance with Section 72(s) of the Code. The method of distribution that is required depends on whether You die before or after the Annuity Starting Date.
If You die on or after the Annuity Starting Date, the remaining portion of the interest in the Contract or Deferred Annuity, as applicable must be distributed at least as rapidly as under the method of distribution being used as of the date of death.
If You die before the Annuity Starting Date, the entire interest in the Contract or Deferred Annuity, as applicable must be distributed within five (5) years after the date of death, or as periodic payments over a period not extending beyond the life or life expectancy of the designated Beneficiary (provided such payments begin within one year of your death) and the Beneficiary must be a natural person. Naming a non-natural person, such as a trust or estate, as a designated beneficiary, may eliminate the ability to stretch the payment over an individual’s life or life expectancy, and may also eliminate the ability to continue these benefits beyond the otherwise allowed payout period under the Code. If a non-natural person, such as a trust, is the owner of a non-qualified contract, the distribution on death rules under the Code may require payment to begin earlier than expected and may impact the usefulness of death benefit features.
Additionally, if the annuity is payable to (or for the benefit of) your surviving spouse, that portion of the Contract or Deferred Annuity, as applicable may be continued with your spouse as the Owner.
For Deferred Annuities owned by a non-natural person, the required distribution rules apply upon the death or change in the primary Annuitant. If there is more than one Annuitant of a Contract or Deferred Annuity, as applicable held by a non-natural person, then such required distributions will be triggered by the death of the first co-Annuitant.
Investor Control
In certain circumstances, Owners of variable annuity non-qualified contracts have been considered to be the Owners of the assets of the underlying Separate Account for Federal income tax purposes due to their ability to exercise investment control over those assets. When this is the case, the Contract Owners have been currently taxed on income and gains attributable to the variable account assets. There is little guidance in this area, and
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some features of the Contract or Deferred Annuity, as applicable, such as the number of Portfolios available and the flexibility of the Contract Owner to allocate purchase payments and transfer amounts among the Divisions have not been addressed. While we believe that the Contract or Deferred Annuity, as applicable does not give the Contract Owner investment control over Separate Account assets, we reserve the right to modify the Contract or Deferred Annuity, as applicable as necessary to prevent a Contract Owner from being treated as the Owner of the Separate Account assets supporting the Contract or Deferred Annuity, as applicable.
Taxation of Payments in Annuity Form
Payments received from the Contract or Deferred Annuity, as applicable in the form of an annuity are taxed differently depending on whether You select a fixed or variable payment option. For fixed annuity payments, payments are taxable as ordinary income to the extent they exceed the portion of the payment determined by applying the exclusion ratio to the entire payment. The exclusion ratio is determined at the time the Contract or Deferred Annuity, as applicable is annuitized (i.e., the accumulated value is converted to an annuity form of distribution). Generally, the applicable exclusion ratio is your investment in the Contract or Deferred Annuity, as applicable divided by the total payments You expect to receive based on IRS factors, such as the form of annuity and mortality. The exclusion ratio is applied to each fixed annuity payment to determine the portion that is a non-taxable return of investment in the Contract or Deferred Annuity, as applicable and it is excludable from your taxable income until your investment in the Contract or Deferred Annuity, as applicable is fully recovered.
Variable annuity payments are expected to fluctuate and the amount You may receive is uncertain. Variable annuity payments are taxable as ordinary income to the extent they exceed the portion of each annuity payment that is determined to be a non-taxable return of your investment in the Contract. The non-taxable return of your investment in the Contract is determined by dividing the investment in the Contract (with adjustment) by the number of years over which it is anticipated the annuity will be paid. In general, your investment in the Contract is recovered pro-rata over the expected payment period.
We will make this calculation for You. However, it is possible that the IRS could conclude that the taxable portion of income payments under a non-qualified Contract is an amount greater — or less — than the taxable amount determined by us and reported by us to You and the IRS.
Once You have recovered the investment in the Contract or Deferred Annuity, as applicable, further annuity payments are fully taxable.
If You die before your investment in the Contract or Deferred Annuity, as applicable is fully recovered, the balance of your investment may be deducted on your last tax return, or if annuity payments continue after your death, the balance may be recovered by your Beneficiary.
The IRS has not furnished explicit guidance as to how the excludable amount is to be determined each year under variable income annuities that permit transfers between a fixed annuity option and variable investment options, as well as transfers between investment options after the Annuity Start Date.
Once annuity payments have commenced, You may not be able to transfer to another non-qualified annuity contract or a long-term care contract as part of a tax-free exchange.
If the Contract or Deferred Annuity, as applicable allows, You may elect to convert less than the full value of your Contract or Deferred Annuity, as applicable to an annuity form of pay-out (i.e., “partial annuitization.”) In this case, your investment in the Contract or Deferred Annuity, as applicable will be pro-rated between the annuitized portion of the Contract or Deferred Annuity, as applicable and the deferred portion. An exclusion ratio or
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excludable amount will apply to the annuity payments as described above, provided the annuity form You elect is payable for at least 10 years or for the life of one or more individuals.
The federal income tax treatment of an annuity payment option that contains a commutation feature (i.e., an annuity payment option that permits the withdrawal of a commuted value) is uncertain. Specifically, it is possible that (a) all payments made under the annuity payment option will be taxed as withdrawals, on an income-first basis, rather than as annuity payments, a portion of which would be excludable from income as a return of investment in the contract, or (b) the ability to fully recover the investment in the contract over the annuity payment period may be limited due to the reduction or elimination of future annuity payments that would have each had an excludable amount.
Additionally, it is uncertain whether the exercise of a commutation feature under a joint and survivor variable life annuity payment option constitutes an exchange into a Contract or Deferred Annuity, as applicable, thus requiring payout of any remaining interest in the Contract or Deferred Annuity, as applicable within five years of an Owner’s death (or the primary annuitant’s death where the Owner is not a natural person) or over the designated beneficiary’s life (or over a period no longer than the beneficiary’s remaining life expectancy) with such payments beginning within 12 months of the date of death if an Owner dies during the certain period for such payout option. Accordingly, we reserve the right to restrict the availability of the commutation feature or to require the value of all remaining income payments be paid to the designated beneficiary or to the surviving joint annuitant, as the case may be, in a lump sum after proof of an Owner’s death (or of a primary annuitant’s death, where the owner is not a natural person) during the certain period to comply with these tax law requirements.
3.8% Tax on Net Investment Income
Federal tax law imposes a 3.8% Medicare tax on the lesser of:
(1)	the taxpayer’s “net investment income” (from non-qualified annuities, interest, dividends, and other investments, offset by specified allowable deductions), or
(2)	the taxpayer’s modified adjusted gross income in excess of a specified income threshold ($250,000 for married couples filing jointly and qualifying widows, $125,000 for married couples filing separately, and $200,000 for single filers).
“Net investment income” in Item 1 above does not include distributions from tax qualified plans, (i.e., arrangements described in Code Sections 401(a), 403(a), 403(b), 408, 408A or 457(b)), but such income will increase modified adjusted gross income in Item 2 above.
You should consult your tax adviser regarding the applicability of this tax to income under your annuity Contract.
Puerto Rico Tax Considerations
The Puerto Rico Internal Revenue Code of 2011 (the “2011 PR Code”) taxes distributions from non-qualified annuity contracts differently than in the U.S.
Distributions that are not in the form of an annuity (including partial surrenders and period certain payments) are treated under the 2011 PR Code first as a return of investment. Therefore, a substantial portion of the amounts distributed generally will be excluded from gross income for Puerto Rico tax purposes until the cumulative amount paid exceeds your tax basis.
The amount of income on annuity distributions in annuity form (payable over your lifetime) is also calculated differently under the 2011 PR Code. Since the U.S. source income generated by a Puerto Rico bona fide resident is
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subject to U.S. income tax and the IRS issued guidance in 2004 which indicated that the income from an annuity contract issued by a U.S. life insurer would be considered U.S. source income, the timing of recognition of income from an annuity contract could vary between the two jurisdictions. Although the 2011 PR Code provides a credit against the Puerto Rico income tax for U.S. income taxes paid, an individual may not get full credit because of the timing differences.
You should consult with a personal tax adviser regarding the tax consequences of purchasing an annuity Contract and/or any proposed distribution, particularly a partial distribution or election to annuitize if You are a resident of Puerto Rico.
Qualified Annuity Contracts
Introduction
The Contract or Deferred Annuity, as applicable may be purchased through certain types of retirement plans that receive favorable treatment under the Code (“tax qualified plans”). Tax-qualified plans include arrangements described in Code Sections 401(a), 401(k), 403(a), 403(b) or tax sheltered annuities (“TSA”), 408 or “IRAs” (including SEP and SIMPLE IRAs), 408A or “Roth IRAs” or 457 (b) nongovernmental or 457(b) governmental plans. Extensive special tax rules apply to qualified plans and to the annuity Contracts used in connection with these plans. Therefore, the following discussion provides only general information about the use of the Contract or Deferred Annuity, as applicable with the various types of qualified plans. Adverse tax consequences may result if You do not ensure that contributions, distributions and other transactions with respect to the Contract or Deferred Annuity, as applicable comply with the law.
The rights to any benefit under the plan will be subject to the terms and conditions of the plan itself as well as the terms and conditions of the Contract or Deferred Annuity, as applicable.
We exercise no control over whether a particular retirement plan or a particular contribution to the plan satisfies the applicable requirements of the Code, or whether a particular individual is entitled to participate or benefit under a plan.
All qualified plans and arrangements receive tax deferral under the Code. Since there are no additional tax benefits in funding such retirement arrangements with an annuity, there should be reasons other than tax deferral for acquiring the annuity within the plan. Such non-tax benefits may include additional insurance benefits, such as the availability of a guaranteed income for life.
A Contract or Deferred Annuity, as applicable may also be available in connection with an employer’s non-qualified deferred compensation plan or qualified governmental excess benefit arrangement to provide benefits to certain employees in the plan. The tax rules regarding these plans are complex; please consult your tax adviser about your particular situation.
Treatment of Separate Account Charges
It is possible that at some future date the Internal Revenue Service (“IRS”) may consider that Contract charges attributable to certain guaranteed death benefits and certain living benefits are to be treated as distributions from the Contract to pay for such non-annuity benefits. Currently, these charges are considered to be an intrinsic part of the Contract and we do not report these as taxable income. However, if this treatment changes in the future, the charge could also be subject to a 10% Federal income tax penalty as an early distribution.
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Accumulation
The tax rules applicable to qualified plans vary according to the type of plan and the terms and conditions of the plan itself. Both the amount of the contribution that may be made and the tax deduction or exclusion that You may claim for that contribution under qualified plans are limited under the Code. See the SAI for a description of qualified plan types and annual current contribution limitations which are subject to change from year-to-year.
Purchase payments or contributions to IRAs or tax qualified retirement plans of an employer may be taken from current income on a before tax basis or after tax basis. Purchase payments made on a “before tax” basis entitle You to a tax deduction or are not subject to current income tax. Purchase payments made on an “after tax” basis do not reduce your taxable income or give You a tax deduction. Contributions may also consist of transfers or rollovers as described below and are not subject to the annual limitations on contributions.
The Contract or Deferred Annuity, as applicable will accept as a single purchase payment a transfer or rollover from another IRA or rollover from an eligible retirement plan of an employer (i.e., 401(a), 401(k), 403(a), 403(b) or governmental 457(b) plan.) It will also accept a rollover or transfer from a SIMPLE IRA after the taxpayer has participated in such arrangement for at least two years. As part of the single purchase payment, the IRA Contract will also accept an IRA contribution subject to the Code limits for the year of purchase.
For income annuities established as “pay-outs” of SIMPLE IRAs, the Contract or Deferred Annuity, as applicable will only accept a single purchase payment consisting of a transfer or rollover from another SIMPLE IRA.
For income annuities established in accordance with a distribution option under a retirement plan of an employer (e.g., 401(a), 401(k), 403(a), 403(b) or 457(b) or nongovernmental 457(b) plan), the Contract or Deferred Annuity, as applicable will only accept as its single purchase payment a transfer from such employer retirement plan.
Taxation of Annuity Distributions
If contributions are made on a “before tax” basis, You generally pay income taxes on the full amount of money You receive under the Contract or Deferred Annuity, as applicable. Withdrawals attributable to any after-tax contributions are basis in the Contract or Deferred Annuity, as applicable and not subject to income tax (except for the portion of the withdrawal allocable to earnings, if any).
Under current Federal income tax rules, the taxable portion of distributions under annuity contracts and qualified plans (including IRAs) is not eligible for the reduced tax rate applicable to long-term capital gains and qualifying dividends.
If You meet certain requirements, your Roth IRA, Roth 403(b) and Roth 401(k) earnings can be received free of Federal income taxes.
With respect to IRA Contracts, we will withhold a portion of the taxable amount of your withdrawal for income taxes, unless You elect otherwise. The amount we will withhold is determined by the Code.
Guaranteed Withdrawal Benefits (where applicable)
If You have purchased the Lifetime Withdrawal Guarantee benefit (“LWG”), where otherwise made available, note the following:
In determining your required minimum distribution each year, the actuarial value of this benefit as of the prior December 31 must be taken into account in addition to the Account Balance of the Contract or Deferred Annuity, as applicable.
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If You have purchased the GWB I, Enhanced GWB or LWG, where otherwise made available, note the following:
The tax treatment of withdrawals under such a benefit is uncertain. It is conceivable that the amount of potential gain could be determined based on the remaining amount guaranteed to be available for withdrawal at the time of the withdrawal if greater than the Account Balance (prior to Withdrawal Charges). This could result in a greater amount of taxable income in certain cases. In general, at the present time, MetLife intends to report such withdrawals using the Account Balance rather than the remaining benefit to determine gain. However, in cases where the maximum permitted withdrawal in any year under any version of the Guaranteed Withdrawal Benefit exceeds the Account Balance, the portion of the withdrawal treated as taxable gain (not to exceed the amount of the withdrawal) should be measured as the difference between the maximum permitted withdrawal amount under the benefit and the remaining after-tax basis immediately preceding the withdrawal. Consult your tax adviser.
In the event that the Account Balance goes to zero, and either the Remaining Guaranteed Withdrawal Amount is paid out in fixed installments or the Annual Benefit Payment is paid for life, we will treat such payments as income annuity payments under the tax law and allow recovery of any remaining basis ratably over the expected number of payments.
MetLife reserves the right to change its tax reporting practices where we determine that they are not in accordance with Federal income tax rules and/or IRS guidance (whether formal or informal).
Withdrawals Prior to Age 59 1⁄2
A taxable withdrawal from a qualified plan which is subject to income tax may also be subject to a 10% Federal income tax penalty for “early” distribution if taken prior to age 59 1⁄2, unless an exception applies. The penalty rate is 25% for SIMPLE plan Deferred Annuities if the withdrawal occurs within the first 2 years of your participation in the plan.
These exceptions include but are not limited to withdrawals made:
(a)	on account of your death or disability, or
(b)	as part of a series of substantially equal periodic payments payable for your life (or life expectancy) or joint lives (or life expectancies) of You and your designated Beneficiary and You are separated from employment.
If You receive systematic payments that You intend to qualify for the “substantially equal periodic payments” exception noted above, any modifications (except due to death or disability) to your payment before age 59 1⁄2 or within five years after beginning these payments, whichever is later, will result in the retroactive imposition of the 10% Federal income tax penalty with interest (25% for certain SIMPLE plan withdrawals). Such modifications may include but are not limited to additional purchase payments to the Contract or Deferred Annuity, as applicable (including tax-free transfers or rollovers) and additional withdrawals from the Contract or Deferred Annuity, as applicable.
The 10% Federal income tax penalty on early distribution does not apply to governmental 457(b) plan Contracts. However, it does apply to distributions from 457(b) plans of employers which are state or local governments to the extent that the distribution is attributable to rollovers accepted from other types of eligible retirement plans.
In addition to death, disability and as part of a series of substantially equal periodic payments as indicated above, a withdrawal or distribution from an IRA (including SEPs and SIMPLEs and Roth IRAs) will avoid the penalty (1) if the distribution is to pay deductible medical expenses; (2) if the distribution is to pay IRS levies (and made after December 31, 1999); (3) if the distribution is used to pay for medical insurance (if You are unemployed), qualified higher education expenses, or for a qualified first time home purchase up to $10,000.
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Other exceptions may be applicable under certain circumstances and special rules may apply or may become applicable in connection with the exceptions enumerated above. You should consult with your tax advisor for further details.
Rollovers
Your Contract or Deferred Annuity, as applicable is non-forfeitable (i.e., not subject to the claims of your creditors) and non-transferable (i.e., You may not transfer it to someone else).
Nevertheless, Contracts held in certain employer plans subject to ERISA may be transferred in part pursuant to a QDRO.
Under certain circumstances, You may be able to transfer amounts distributed from your Contract or Deferred Annuity, as applicable to another eligible retirement plan or IRA. Federal tax law limits You to making only one rollover from an IRA in any 12 month period and the limit is applied across all IRA that You own. For 457(b) plans maintained by non-governmental employers, if certain conditions are met, amounts may be transferred into another 457(b) plan maintained by a non-governmental employer.
You may make rollovers and direct transfers into your SIMPLE IRA annuity contract from another SIMPLE IRA annuity contract or account. Rollovers from another qualified plan can generally be made to your SIMPLE IRA after you have participated in the SIMPLE IRA for at least two years. Rollovers and direct transfers from a SIMPLE IRA can only be made to another SIMPLE IRA or account during the first two years that You participate in the SIMPLE IRA plan. After this two year period, rollovers and transfers may be made from your SIMPLE IRA into a Traditional IRA or account, as well as into another SIMPLE IRA.
Generally, a distribution may be eligible for rollover but certain types of distributions cannot be rolled over, such as distributions received:
(a)	to meet minimum distribution requirements,
(b)	for financial hardship, or
(c)	for a period of ten or more years or for life.
20% Withholding on Eligible Rollover Distributions
For certain qualified employer plans, we are required to withhold 20% of the taxable portion of your withdrawal that constitutes an “eligible rollover distribution” for Federal income taxes. The amount we withhold is determined by the Code. You may avoid withholding if You directly transfer a withdrawal from this Contract or Deferred Annuity, as applicable to another qualified plan or IRA. Similarly, You may be able to avoid withholding on a transfer into the Contract or Deferred Annuity, as applicable from an existing qualified plan You may have with another provider by arranging to have the transfer made directly to us. For taxable withdrawals that are not “eligible rollover distributions,” the Code imposes different withholding rules to determine the withholding percentage.
Death Benefits
The death benefit is taxable to the recipient in the same manner as if paid to the Contract Owner or plan participant (under the rules for withdrawals or income payments, whichever is applicable).
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CONTRACTS ANNUITIZED ON OR BEFORE 12/20/19 AND DEATHS OCCURRING ON OR BEFORE 12/31/19
Distributions required from a qualified annuity Contract following your death depend on whether You die before You had converted your Contract or Deferred Annuity, as applicable to an annuity form and started taking annuity payments (your Annuity Start Date).
If You die on or after your Annuity Start Date, the remaining portion of the interest in the Contract or Deferred Annuity, as applicable must be distributed at least as rapidly as under the method of distribution being used as of the date of death.
If You die before your Annuity Start Date, the entire interest in the Contract or Deferred Annuity, as applicable must be distributed within five (5) years after the date of death, or as periodic payments over a period not extending beyond the life or life expectancy of the designated Beneficiary (provided such payments begin within one year of your death).
Your designated Beneficiary is the person to whom benefit rights under the Contract or Deferred Annuity, as applicable pass by reason of death; the Beneficiary must be a natural person in order to elect a periodic payment option based on life expectancy or a period exceeding five years.
If the IRA is payable to (or for the benefit of) your surviving spouse, that portion of the Contract or Deferred Annuity, as applicable may be continued with your spouse as the Owner. If your Contract or Deferred Annuity, as applicable permits, your Beneficiary spouse may delay the start of these payments until December 31 of the year in which You would have reached age 70 1⁄2.
Your spouse may elect to roll over the death proceeds into another eligible retirement plan in which he or she participates, if permitted under the receiving plan, he or she may elect to roll over the death proceeds into his or her own IRA, or he or she may elect to transfer the death proceeds into an inherited IRA.
If your Beneficiary is not your spouse and your plan and Contract or Deferred Annuity, as applicable permit, your Beneficiary may be able to roll over the death proceeds via a direct trustee-to-trustee transfer into an inherited IRA. However, a non-spouse Beneficiary may not treat the inherited IRA as his or her own IRA.
CONTRACTS ANNUITIZED AFTER 12/20/19 AND DEATHS OCCURRING AFTER 12/31/19
Distributions required from a qualified Contract following Your death must be distributed to designated Beneficiaries within ten (10) years after the date of death. This distribution period applies regardless of whether You die before, on, or after the Annuity Start Date, unless the designated Beneficiary is an Eligible Designated Beneficiary (EDB).
An Eligible Designated Beneficiary is an individual who, on the date of death, is:
(1)	Your surviving spouse;
(2)	Your child who has not yet reached the age of majority (as defined by federal tax law);
(3)	a chronically ill individual as defined by the Code; or
(4)	any other individual who is not more than ten (10) years younger than You.
An Eligible Designated Beneficiary may receive the remaining portion of the interest in the Contract over his/her life or life expectancy, beginning in the year following the year of death.
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If your contract permits, your Eligible Designated Beneficiary spouse may delay the start of these payments until December 31 of the year You would have reached age 72 (70 1⁄2 if you were 70 1⁄2 before January 1, 2020).
Following the death of an Eligible Designated Beneficiary, the remaining interest in the Contract must be distributed within ten (10) years. In addition, a child who is an Eligible Designated Beneficiary because he or she has not yet reached the age of majority must have the remaining interest in the Contract fully distributed within ten (10) years after reaching the age of majority.
Your spouse may elect to roll over the death proceeds into another eligible retirement plan in which he or she participates, if permitted under the receiving plan, he or she may elect to roll over the death proceeds into his or her own IRA, or he or she may elect to transfer the death proceeds into an inherited IRA.
If your Beneficiary is not your spouse and your plan and Contract or Deferred Annuity, as applicable permit, your Beneficiary may be able to roll over the death proceeds via a direct trustee-to-trustee transfer into an inherited IRA. However, a non-spouse Beneficiary may not treat the inherited IRA as his or her own IRA.
NON-DESIGNATED BENEFICIARIES
Distributions required from a qualified Contract following your death must generally be distributed to Non-designated beneficiaries (for example, charitable organizations or nonqualified trusts) within five (5) years of the date of death. However, if your death occurs after the Required Beginning Date, the benefits may be paid out to the non-designated beneficiary at least as rapidly as under the method of distribution being used as of the date of death.
Required Minimum Distributions
Generally, You must begin receiving amounts from your retirement plan by April 1 following the latter of:
(a)	the calendar year in which You reach age 72 (70 1⁄2 if you were 70 1⁄2 before January 1, 2020), or
(b)	the calendar year You retire, provided You do not own more than 5% of the outstanding stock, capital, or profits of your employer.
For IRAs (including SEPs and SIMPLEs), You must begin receiving withdrawals by April 1 of the year after You reach age 72 (70 1⁄2 if you were 70 1⁄2 before January 1, 2020) even if You have not retired.
Your required minimum distribution request must be in Good Order and payment must be processed by MetLife prior to the due date (generally the end of the calendar year or April 1st of the year You reach age 72 (70 1⁄2 if you were 70 1⁄2 before January 1, 2020) in order to satisfy the requirement for the applicable tax year.
A tax penalty of 50% applies to the shortfall of any required minimum distributions You fail to receive.
You may not satisfy minimum distributions for one employer’s qualified plan (i.e., 401(a), 403(a), 457(b)) with distributions from another qualified plan of the same or a different employer. However, an aggregation rule does apply in the case of IRAs (including SEPs and SIMPLEs) or 403(b) plans. The minimum required distribution is calculated with respect to each IRA, but the aggregate distribution may be taken from any one or more of your IRAs/SEPs. Similarly, the amount of required minimum distribution is calculated separately with respect to each 403(b) arrangement, but the aggregate amount of the required distribution may be taken from any one or more of your 403(b) plan contracts. For SIMPLE IRAs, the aggregate amount of the required distribution may be taken from any one or more of your SIMPLE IRAs.
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Complex rules apply to the calculation of minimum distributions. In general, income tax regulations permit income payments to increase based not only with respect to the investment experience of the portfolios but also with respect to actuarial gains.
The regulations also require that the value of benefits under a Contract or Deferred Annuity, as applicable including certain death benefits in excess of Account Balance must be added to the amount credited to your account in computing the amount required to be distributed over the applicable period. We will provide You with additional information regarding the amount that is subject to minimum distribution under this rule. You should consult your own tax adviser as to how these rules affect your own distribution under this rule.
If You intend to receive your minimum distributions which are payable over the joint lives of You and a Beneficiary who is not your spouse (or over a period not exceeding the joint life expectancy of You and your non-spousal Beneficiary), be advised that Federal tax rules may require that payments be made over a shorter period or may require that payments to the Beneficiary be reduced after your death to meet the minimum distribution incidental benefit rules and avoid the 50% excise tax. You should consult your own tax adviser as to how these rules affect your own Contract or Deferred Annuity, as applicable.
Required minimum distribution rules that apply to other types of IRAs while You are alive do not apply to Roth IRAs. However, in general, the IRA post-death rules with respect to minimum distributions do apply to beneficiaries of Roth IRAs.
Additional Information regarding IRAs
Purchase Payments
Except for permissible rollovers and direct transfers, purchase payments for individuals are limited in the aggregate to the lesser of 100% of compensation or the deductible amount established each year under the Code. A purchase payment up to the deductible amount can also be made for a non-working spouse provided the couple’s compensation is at least equal to their aggregate contributions. If you have compensation, you can continue to make purchase payments after beginning required minimum distributions. Individuals age 50 and older are permitted to make additional “catch-up” contributions if they have sufficient compensation. If You or your spouse are an active participant in a retirement plan of an employer, your deductible contributions may be limited. If You exceed purchase payment limits You may be subject to a tax penalty.
Roth IRA purchase payments for individuals are non-deductible (made on an “after tax” basis) and are limited to the lesser of 100% of compensation or the annual deductible IRA amount. Individuals age 50 and older can make an additional “catch-up” purchase payment each year (assuming the individual has sufficient compensation). You may contribute up to the annual purchase payment limit if your modified adjusted gross income does not exceed certain limits. If You exceed purchase payment limits, You may be subject to a tax penalty.
Withdrawals
If and to the extent that Traditional IRA purchase payments are made on an “after tax” basis, withdrawals would be included in income except for the portion that represents a return of non-deductible purchase payments. This portion is generally determined based upon the ratio of all non-deductible purchase payments to the total value of all your Traditional IRAs (including SEP IRAs and SIMPLE IRAs). We withhold a portion of the amount of your withdrawal for income taxes, unless You elect otherwise. The amount we withhold is determined by the Code.
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Generally, withdrawal of earnings from Roth IRAs are free from Federal income tax if (1) they are made at least five taxable years after the tax year for which you made your first purchase payment to a Roth IRA; and (2) they are made on or after the date You reach age 59 1⁄2 or upon your death, disability or for a qualified first-home purchase (up to $10,000). Withdrawals from a Roth IRA are made first from purchase payments and then from earnings. We may be required to withhold a portion of your withdrawal for income taxes, unless You elect otherwise. The amount will be determined by the Code.
Conversion
Traditional IRAs may be converted to Roth IRAs. Except to the extent You have non-deductible contributions, the amount converted from an existing Traditional IRA into a Roth IRA is taxable. Generally, the 10% Federal income tax penalty does not apply. However, the taxable amount to be converted must be based on the fair market value of the entire annuity contract being converted into a Roth IRA. Such fair market value, in general, is to be determined by taking into account the value of all benefits (both living benefits and death benefits) in addition to the Account Balance; as well as adding back certain loads and charges incurred during the prior twelve month period. Your Contract or Deferred Annuity, as applicable may include such benefits and applicable charges. Accordingly, if You are considering such conversion of your annuity Contract, please consult your tax adviser. The taxable amount may exceed the Account Balance at the date of conversion.
A conversion from a traditional IRA, SEP or SIMPLE to a Roth IRA made on or after January 1, 2018 cannot be recharacterized. Please consult your tax adviser.
Additional Information regarding TSA (ERISA and non-ERISA) 403(b)
Special Rules Regarding Exchanges
In order to satisfy tax regulations, contract exchanges within a 403(b) plan must, at a minimum, meet the following requirements: (1) the plan must allow the exchange; (2) the exchange must not result in a reduction in a Participant’s or a Beneficiary’s accumulated benefit: (3) the receiving contract includes distribution restrictions that are no less stringent than those imposed on the contract being exchanged; and (4) if the issuer receiving the exchanges is not part of the plan, the employer enters into an agreement with the issuer to provide information to enable the contract provider to comply with Code requirements. Such information would include details concerning severance from employment, hardship withdrawals, loans and tax basis. You should consult Your tax or legal counsel for any advice relating to Contract exchanges or any other matter relating to these regulations.
Withdrawals
If You are under age 59 1⁄2, You generally cannot withdraw money from your 403(b) Contract unless the withdrawal:
a)	Relates to purchase payments made prior to 1989 and pre-1989 earnings on those purchase payments;
b)	Is exchanged to another permissible investment under your 403(b) plan;
c)	Relates to contributions to an annuity contract that are not salary reduction elective deferrals, if Your plan allows it;
d)	Occurs after You die, leave Your job or become disabled (as defined by the Code);
e)	Is for financial hardship (but only to the extent of elective deferrals), if Your plan allows it;
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f)	Relates to distributions attributable to certain 403(b) plan terminations, if the conditions of the Code are met;
g)	Relates to rollover or after-tax contributions; or
h)	Is for the purchase of permissive service credit under a governmental defined benefit plan.
In addition, a Section 403(b) Contract is permitted to distribute retirement benefits attributable to pre-tax contributions other than elective deferrals to the participant no earlier than upon the earlier of the participant’s severance from employment or upon the prior occurrence of some event, such as after a fixed number of years, the attainment of a stated age or disability.
Other exceptions may apply or become applicable under certain circumstances and special rules may be applicable in connection with the exceptions enumerated above.
Distinction for Puerto Rico Code
An annuity Contract may be purchased by an employer for an employee under a qualified pension, profit sharing, stock bonus, annuity, or a “cash or deferred” arrangement plan established pursuant to Section 1081.01 of the 2011 PR Code. To be tax qualified under the 2011 PR Code, a plan must comply with the requirements of Section 1081.01(a) of the 2011 PR Code which includes certain participation requirements, among other requirements. A trust created to hold assets for a qualified plan is exempt from tax on its investment income.
A Puerto Rico qualified retirement plan trust may be exempted from income taxation pursuant to 2011 PR Code Section 1081.01 and Section 1022(i) of the Employee Retirement Income Security Act of 1974, as amended (ERISA). If a variable annuity contract is acquired by said trust, the earnings accumulated or distributed under such contract or any income realized from the sale or exchange of the contract may not be subject to current income taxation due to the income tax exemption that the trust is entitled to. Whether a Puerto Rico retirement plan trust is qualified under 2011 PR Code Section 1081.01 depends on the facts and circumstances of each case. Each fiduciary of a Puerto Rico retirement plan should ascertain the qualified status of the retirement plan trust, and thus, that it enjoys the benefits of income tax exemption before investing in the variable annuity contract.
Contributions
The employer is entitled to a current income tax deduction for contributions made to a qualified plan, subject to statutory limitations on the amount that may be contributed each year. The plan contributions by the employer are not required to be included in the current income of the employee.
Distributions
Any amount received or made available to the employee under the qualified plan is generally includible in the gross income of the employee in the taxable year in which received or made available. However, Lump-sum proceeds from a Puerto Rico qualified retirement plan due to separation from service will generally be taxed at a 20% capital gain tax rate to be withheld at the source for distributions made before January 1, 2018. For distributions occurring after December 31, 2017 but before January 1, 2019, a 20% ordinary income tax rate may have applied to the total distribution if the payor withheld the 10% tax prescribed by the statute and deposited the withheld amount with the Puerto Rico Treasury within the required time frame required by the 2011 PR Code. However, the distribution of benefits in one lump-sum payment due to separation of employment or termination of a retirement plan occurring on or after January 1, 2019 will be treated as ordinary income subject to a withholding tax rate of 20%.
A special rate of 10% may apply instead, if the plan satisfies the following requirements:
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(1)	the plan’s trust is organized under the laws of Puerto Rico, or has a Puerto Rico resident trustee and uses such trustee as paying agent; and
(2)	10% of all plan’s trust assets (calculated based on the average balance of the investments of the trust) attributable to participants which are Puerto Rico residents must be invested in “property located in Puerto Rico” for a three-year period.
If those two requirements are not satisfied, the distribution will generally be subject to the 20% tax rate. The three- year period includes the year of the distribution and the two immediately preceding years. In the case of a defined contribution plan that maintains separate accounts for each participant, the described 10% investment requirement may be satisfied in the accounts of a participant that chooses to invest in such fashion rather than at the trust level. Property located in Puerto Rico includes Shares of stock of a Puerto Rico Registered Investment Company (RIC), Fixed or Variable Annuities issued by a domestic insurance company or by a foreign insurance company that derives more than 80% of its gross income from sources within Puerto Rico, bank deposits. The 2011 PR Code does not impose a penalty tax in cases of early (premature) distributions from a qualified plan.
In the case of distributions from a qualified plan in the form of annuity installments as a result of termination of employment, amounts received are taxable in an amount equal to 3% of the after-tax contributions not previously distributed, which would be considered the tax cost. The remaining portion is not taxable until you have recovered the total after-tax contributions made to the qualified plan. You may be able to exclude from gross income up to $11,000, if you are less than 60 years of age, or up to $15,000, if you are at least 60 years of age, of the taxable portion of the installment payments received every year.
In the case of a defined contribution plan that maintains separate accounts for each participant, the described 10% investment requirement may be satisfied in the accounts of a participant that chooses to invest in such fashion rather than at the trust level. Property located in Puerto Rico includes shares of stock of a Puerto Rico registered investment company (RIC), fixed or variable annuities issued by a domestic insurance company or by a foreign insurance corporation that derives more than 80% of its gross income from sources within Puerto Rico and bank deposits. The 2011 PR Code does not impose a penalty tax in cases of early (premature) distributions from a qualified plan.
Upon the occurrence of a “Declared Disaster”, like a hurricane, Retirement Plans are allowed to make Eligible Distributions to a participant resident of Puerto Rico who requests the same. The Eligible Distribution may not exceed $100,000, and must be made during a period of time to be identified by the Puerto Rico Treasury through administrative guidance and be used to cover damages or losses suffered, and extraordinary expenses incurred by the individual as a result of a Declared Disaster. The first $10,000 will be exempted from income taxation, including the alternate basic tax, and amounts exceeding $10,000 will be subject to a 10% income tax to be withheld at the source, in lieu of anyother income tax, including the alternate basic tax.
You should consult with a personal tax adviser regarding the tax consequences of purchasing an annuity contract and/or any proposed distribution if you are a resident of Puerto Rico.
Rollover
Deferral of the recognition of income continues upon the receipt of a distribution by a participant from a qualified plan, if the distribution is contributed to another qualified retirement plan or traditional individual retirement account for the employee’s benefit no later than sixty (60) days after the distribution.
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ERISA Considerations
In the context of a Puerto Rico qualified retirement plan trust, the IRS has held that the transfer of assets and liabilities from a qualified retirement plan trust under the Code to that type of plan would generally be treated as a distribution includible in gross income for U.S. income tax purposes even if the Puerto Rico retirement plan is a plan described in ERISA Section 1022(i)(1). By contrast, a transfer from a qualified retirement plan trust under the Code to a Puerto Rico qualified retirement plan trust that has made an election under ERISA Section 1022(i)(2) is not treated as a distribution from the transferor plan for U.S. income tax purposes because a Puerto Rico retirement plan that has made an election under ERISA Section 1022(i)(2) is treated as a qualified retirement plan for purposes Code Section 401(a). The IRS has determined that the above described rules prescribing the inclusion in income of transfers of assets and liabilities to a Puerto Rico retirement plan trust described in ERISA Section 1022(i)(1) would be applicable to transfers taking effect after December 31, 2012. Notwithstanding the above, the IRS has recently held that a Puerto Rico retirement plan described in ERISA Section 1022(i)(1) may participate in a 81-100 group trust because it permits said plan to diversify its investments without adverse tax consequences to the group trust or its investors
Similar to the IRS Revenue Ruling 2013-17, the U.S. Department of Labor issued DOL Technical Release No. 2013-04 on September 18, 2013 providing that, where the Secretary of Labor has authority to regulate with respect to the provisions of ERISA dealing with the use of the term “spouse” spouse will be read to refer to any individuals who are lawfully married under any state law, including same-sex spouses, and without regard to whether their state of domicile recognizes same-sex marriage. Thus, for ERISA purposes as well as Federal tax purposes, an employee benefit plan participant who marries a person of the same sex in a jurisdiction that recognizes same-sex marriage will continue to be treated as married even if the couple moves to a jurisdiction that does not recognize same-sex marriage.
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LEGAL PROCEEDINGS
In the ordinary course of business, MetLife, similar to other life insurance companies, is involved in lawsuits (including class action lawsuits), arbitrations and other legal proceedings. Also, from time to time, state and Federal regulators or other officials conduct formal and informal examinations or undertake other actions dealing with various aspects of the financial services and insurance industries. In some legal proceedings involving insurers, substantial damages have been sought and/or material settlement payments have been made.
It is not possible to predict with certainty the ultimate outcome of any pending legal proceeding or regulatory action. However, MetLife does not believe any such action or proceeding will have a material adverse effect upon the Separate Account or upon the ability of MLIDC to perform its contract with the Separate Account or of MetLife to meet its obligations under the Contracts.
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APPENDIX A — PORTFOLIO COMPANIES AVAILABLE UNDER THE CONTRACT
The following is a list of Portfolios available under the Contract. More information about the Portfolios is available in the prospectuses for the Portfolios, which may be amended from time to time and can be found online at dfinview.com/metlife/tahd/MET000235. You can also request this information at no cost by calling 800-638-7732, by sending an email request to RCG@metlife.com, or through your registered representative. Depending on the optional benefits you choose, you may not be able to invest in certain Portfolio Companies.
The current expenses and performance information below reflects fees and expenses of the Portfolios, but do not reflect the other fees and expenses that your Deferred Annuity may charge, such as Platform Charges. Expenses would be higher and performance would be lower if these other charges were included. Each Portfolio Company’s past performance is not necessarily an indication of future performance.
INVESTMENT OBJECTIVE	PORTFOLIO AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/2020)
			1 YEAR	5 YEAR	10 YEAR
Seeks long-term growth of capital.	American Funds Global Small Capitalization Fund - Class 2 Capital Research and Management CompanySM	0.99%	29.72%	14.43%	9.43%
Seeks growth of capital.	American Funds Growth Fund - Class 2 Capital Research and Management CompanySM	0.61%	52.10%	22.75%	16.85%
Seeks long-term growth of capital and income.	American Funds Growth-Income Fund - Class 2 Capital Research and Management CompanySM	0.55%	13.54%	13.93%	12.74%
Seeks as high a level of current income as is consistent with the preservation of capital.	American Funds The Bond Fund of America* (formerly known as American Funds Bond Fund) - Class 2 Capital Research and Management CompanySM	0.46%	9.73%	4.92%	3.92%
Seeks a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital.	American Funds® Balanced Allocation Portfolio - Class C Brighthouse Investment Advisers, LLC	1.02%	15.57%	10.74%	8.73%
Seeks growth of capital.	American Funds® Growth Allocation Portfolio - Class C Brighthouse Investment Advisers, LLC	1.04%	16.93%	12.49%	10.16%
Seeks a high total return in the form of income and growth of capital, with a greater emphasis on income.	American Funds® Moderate Allocation Portfolio - Class C Brighthouse Investment Advisers, LLC	1.01%	12.99%	8.91%	7.36%
Seeks long-term growth of capital.	Baillie Gifford International Stock Portfolio* - Class A Brighthouse Investment Advisers, LLC Subadviser: Baillie Gifford Overseas Limited	0.72%	26.58%	14.72%	7.64%
A-1

INVESTMENT OBJECTIVE	PORTFOLIO AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/2020)
			1 YEAR	5 YEAR	10 YEAR
Seeks a competitive total return primarily from investing in fixed-income securities.	BlackRock Bond Income Portfolio - Class A Brighthouse Investment Advisers, LLC Subadviser: BlackRock Advisors, LLC	0.39%	8.60%	4.99%	4.57%
Seeks long-term growth of capital.	BlackRock Capital Appreciation Portfolio* - Class E Brighthouse Investment Advisers, LLC Subadviser: BlackRock Advisors, LLC	0.78%	40.44%	20.55%	15.12%
Seeks growth of capital.	Brighthouse Asset Allocation 100 Portfolio - Class A Brighthouse Investment Advisers, LLC	0.74%	19.23%	13.08%	10.62%
Seeks a high level of current income, with growth of capital as a secondary objective.	Brighthouse Asset Allocation 20 Portfolio* - Class A Brighthouse Investment Advisers, LLC	0.64%	9.70%	6.15%	5.25%
Seeks high total return in the form of income and growth of capital, with a greater emphasis on income.	Brighthouse Asset Allocation 40 Portfolio - Class A Brighthouse Investment Advisers, LLC	0.63%	11.31%	7.84%	6.71%
Seeks a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital.	Brighthouse Asset Allocation 60 Portfolio - Class A Brighthouse Investment Advisers, LLC	0.65%	14.09%	9.70%	8.19%
Seeks growth of capital.	Brighthouse Asset Allocation 80 Portfolio - Class A Brighthouse Investment Advisers, LLC	0.69%	17.01%	11.60%	9.61%
Seeks long-term capital growth.	Brighthouse/Artisan Mid Cap Value Portfolio* - Class A Brighthouse Investment Advisers, LLC Subadviser: Artisan Partners Limited Partnership	0.78%	6.25%	9.62%	9.10%
Seeks a high level of current income, while seeking preservation of shareholders’ capital.	Brighthouse/Franklin Low Duration Total Return Portfolio* - Class B Brighthouse Investment Advisers, LLC Subadviser: Franklin Advisers, Inc.	0.73%	2.12%	2.32%	—
Seeks long-term capital appreciation with some current income.	Brighthouse/Wellington Balanced Portfolio - Class A Brighthouse Investment Advisers, LLC Subadviser: Wellington Management Company LLP	0.53%	17.72%	11.41%	10.60%
Seeks to provide a growing stream of income over time and, secondarily, long-term capital appreciation and current income.	Brighthouse/Wellington Core Equity Opportunities Portfolio* - Class A Brighthouse Investment Advisers, LLC Subadviser: Wellington Management Company LLP	0.61%	11.27%	13.22%	11.80%
A-2

INVESTMENT OBJECTIVE	PORTFOLIO AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/2020)
			1 YEAR	5 YEAR	10 YEAR
Seeks long-term capital appreciation.	Brighthouse/Wellington Large Cap Research Portfolio* - Class A Brighthouse Investment Advisers, LLC Subadviser: Wellington Management Company LLP	0.55%	22.27%	14.95%	13.87%
Seeks to achieve a competitive total return through an actively managed portfolio of stocks, bonds and money market instruments which offer income and capital growth opportunity.	Calvert VP SRI Balanced Portfolio - Class I Calvert Research and Management	0.63%	15.26%	10.94%	9.40%
Seeks total return through investment in real estate securities, emphasizing both capital appreciation and current income.	Clarion Global Real Estate Portfolio* - Class E Brighthouse Investment Advisers, LLC Subadviser: CBRE Clarion Securities LLC	0.79%	-4.96%	3.98%	5.34%
Seeks high total return with a secondary objective of principal preservation as the fund approaches its target date and beyond.	Freedom 2020 Portfolio - Service Class 2 Fidelity Management & Research Company LLC	0.78%	14.72%	9.70%	7.88%
Seeks high total return with a secondary objective of principal preservation as the fund approaches its target date and beyond.	Freedom 2025 Portfolio - Service Class 2 Fidelity Management & Research Company LLC	0.81%	15.68%	10.30%	8.62%
Seeks high total return with a secondary objective of principal preservation as the fund approaches its target date and beyond.	Freedom 2030 Portfolio - Service Class 2 Fidelity Management & Research Company LLC	0.84%	16.64%	11.31%	9.24%
Seeks high total return with a secondary objective of principal preservation as the fund approaches its target date and beyond.	Freedom 2035 Portfolio - Service Class 2 Fidelity Management & Research Company LLC	0.90%	17.96%	12.21%	9.92%
A-3

INVESTMENT OBJECTIVE	PORTFOLIO AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/2020)
			1 YEAR	5 YEAR	10 YEAR
Seeks high total return with a secondary objective of principal preservation as the fund approaches its target date and beyond.	Freedom 2040 Portfolio - Service Class 2 Fidelity Management & Research Company LLC	0.92%	18.99%	12.48%	10.10%
Seeks high total return with a secondary objective of principal preservation as the fund approaches its target date and beyond.	Freedom 2045 Portfolio - Service Class 2 Fidelity Management & Research Company LLC	0.92%	18.97%	12.49%	10.16%
Seeks high total return with a secondary objective of principal preservation as the fund approaches its target date and beyond.	Freedom 2050 Portfolio - Service Class 2 Fidelity Management & Research Company LLC	0.92%	18.99%	12.50%	10.17%
Seeks maximum capital appreciation.	Frontier Mid Cap Growth Portfolio* - Class A Brighthouse Investment Advisers, LLC Subadviser: Frontier Capital Management Company, LLC	0.73%	31.70%	16.91%	13.57%
Seeks long-term capital appreciation.	Harris Oakmark International Portfolio* - Class E Brighthouse Investment Advisers, LLC Subadviser: Harris Associates L.P.	0.91%	5.24%	7.13%	6.32%
Seeks capital appreciation.	Invesco Global Equity Portfolio* - Class A Brighthouse Investment Advisers, LLC Subadviser: Invesco Advisers, Inc.	0.57%	27.92%	15.13%	11.83%
Seeks long-term growth of capital.	Invesco Small Cap Growth Portfolio* - Class E Brighthouse Investment Advisers, LLC Subadviser: Invesco Advisers, Inc.	0.96%	57.08%	20.02%	15.85%
Seeks long-term growth of capital.	Jennison Growth Portfolio* - Class A Brighthouse Investment Advisers, LLC Subadviser: Jennison Associates LLC	0.54%	56.80%	23.52%	18.67%
Seeks high total investment return through a combination of capital appreciation and income.	Loomis Sayles Global Allocation Portfolio* - Class B Brighthouse Investment Advisers, LLC Subadviser: Loomis, Sayles & Company, L.P.	1.03%	14.79%	12.28%	9.69%
Seeks long-term growth of capital.	Loomis Sayles Growth Portfolio* - Class A Brighthouse Investment Advisers, LLC Subadviser: Loomis, Sayles & Company, L.P.	0.57%	32.54%	13.33%	14.42%
Seeks long-term capital growth from investments in common stocks or other equity securities.	Loomis Sayles Small Cap Core Portfolio* - Class A Brighthouse Investment Advisers, LLC Subadviser: Loomis, Sayles & Company, L.P.	0.90%	12.07%	11.45%	11.07%
A-4

INVESTMENT OBJECTIVE	PORTFOLIO AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/2020)
			1 YEAR	5 YEAR	10 YEAR
Seeks long-term capital growth.	Loomis Sayles Small Cap Growth Portfolio* - Class A Brighthouse Investment Advisers, LLC Subadviser: Loomis, Sayles & Company, L.P.	0.88%	34.34%	18.26%	15.03%
Seeks to track the performance of the Bloomberg Barclays U.S. Aggregate Bond Index.	MetLife Aggregate Bond Index Portfolio* - Class A Brighthouse Investment Advisers, LLC Subadviser: MetLife Investment Advisors, LLC	0.27%	7.21%	4.21%	3.58%
Seeks to track the performance of the Standard & Poor’s MidCap 400® Composite Stock Price Index.	MetLife Mid Cap Stock Index Portfolio - Class A Brighthouse Investment Advisers, LLC Subadviser: MetLife Investment Advisors, LLC	0.32%	13.39%	12.08%	11.25%
Seeks to track the performance of the MSCI EAFE® Index.	MetLife MSCI EAFE® Index Portfolio - Class A Brighthouse Investment Advisers, LLC Subadviser: MetLife Investment Advisors, LLC	0.39%	7.85%	7.46%	5.33%
Seeks to track the performance of the Russell 2000® Index.	MetLife Russell 2000® Index Portfolio - Class A Brighthouse Investment Advisers, LLC Subadviser: MetLife Investment Advisors, LLC	0.33%	19.62%	13.22%	11.21%
Seeks to track the performance of the Standard & Poor’s 500® Composite Stock Price Index.	MetLife Stock Index Portfolio* - Class A Brighthouse Investment Advisers, LLC Subadviser: MetLife Investment Advisors, LLC	0.27%	18.10%	14.93%	13.60%
Seeks capital appreciation.	MFS ® Research International Portfolio* - Class A Brighthouse Investment Advisers, LLC Subadviser: Massachusetts Financial Services Company	0.64%	13.28%	9.91%	6.32%
Seeks a favorable total return through investment in a diversified portfolio.	MFS ® Total Return Portfolio* - Class E Brighthouse Investment Advisers, LLC Subadviser: Massachusetts Financial Services Company	0.76%	9.60%	8.74%	8.33%
Seeks capital appreciation.	MFS ® Value Portfolio* - Class E Brighthouse Investment Advisers, LLC Subadviser: Massachusetts Financial Services Company	0.73%	3.75%	10.26%	11.08%
Seeks capital appreciation.	Morgan Stanley Discovery Portfolio* - Class A Brighthouse Investment Advisers, LLC Subadviser: Morgan Stanley Investment Management Inc.	0.63%	153.77%	38.34%	21.41%
Seeks high total return, consisting principally of capital appreciation.	Neuberger Berman Genesis Portfolio* - Class A Brighthouse Investment Advisers, LLC Subadviser: Neuberger Berman Investment Advisers LLC	0.85%	25.11%	15.77%	12.93%
A-5

INVESTMENT OBJECTIVE	PORTFOLIO AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/2020)
			1 YEAR	5 YEAR	10 YEAR
Seeks maximum real return, consistent with preservation of capital and prudent investment management.	PIMCO Inflation Protected Bond Portfolio - Class E Brighthouse Investment Advisers, LLC Subadviser: Pacific Investment Management Company LLC	0.93%	11.63%	5.16%	3.55%
Seeks maximum total return, consistent with the preservation of capital and prudent investment management.	PIMCO Total Return Portfolio* - Class A Brighthouse Investment Advisers, LLC Subadviser: Pacific Investment Management Company LLC	0.56%	8.82%	4.98%	4.05%
Seeks growth of capital and income.	SSGA Growth and Income ETF Portfolio - Class E Brighthouse Investment Advisers, LLC Subadviser: SSGA Funds Management, Inc.	0.66%	10.01%	8.63%	7.35%
Seeks growth of capital.	SSGA Growth ETF Portfolio - Class E Brighthouse Investment Advisers, LLC Subadviser: SSGA Funds Management, Inc.	0.70%	10.84%	9.71%	8.14%
Seeks long-term growth of capital.	T. Rowe Price Large Cap Growth Portfolio* - Class A Brighthouse Investment Advisers, LLC Subadviser: T. Rowe Price Associates, Inc.	0.58%	36.95%	19.34%	16.96%
Seeks long-term growth of capital.	T. Rowe Price Mid Cap Growth Portfolio - Class A Brighthouse Investment Advisers, LLC Subadviser: T. Rowe Price Associates, Inc.	0.78%	24.30%	16.36%	14.77%
Seeks long-term capital growth.	T. Rowe Price Small Cap Growth Portfolio - Class A Brighthouse Investment Advisers, LLC Subadviser: T. Rowe Price Associates, Inc.	0.50%	24.34%	16.27%	14.83%
Seeks high total return by investing in equity securities of mid-sized companies.	Victory Sycamore Mid Cap Value Portfolio* - Class A Brighthouse Investment Advisers, LLC Subadviser: Victory Capital Management Inc.	0.60%	7.87%	9.81%	8.80%
Seeks to maximize total return consistent with preservation of capital.	Western Asset Management Strategic Bond Opportunities Portfolio* - Class A Brighthouse Investment Advisers, LLC Subadviser: Western Asset Management Company	0.55%	6.92%	6.71%	5.55%
Seeks to maximize total return consistent with preservation of capital and maintenance of liquidity.	Western Asset Management U.S. Government Portfolio* - Class A Brighthouse Investment Advisers, LLC Subadviser: Western Asset Management Company	0.48%	5.24%	3.07%	2.68%
*	The Portfolio is subject to an expense reimbursement or fee waiver arrangement. The annual expenses shown reflect temporary fee reductions.
A-6

APPENDIX B
Premium Tax Table
If You are a resident of one of the following jurisdictions, the percentage amount listed by that jurisdiction is the premium tax rate applicable to your Deferred Annuity or Income Annuity.
	Qualified Deferred and Income Annuities	Non-Qualified Deferred Annuities and Income Annuities
California (1)	0.5%	2.35%
Florida (2)	1.0%	1.0%
Maine (3)	0.0%	2.0%
Nevada (4)	0.0%	3.5%
Puerto Rico(5)	1.0%	1.0%
South Dakota(6)	0.0%	1.25%
Wyoming (4)	0.0%	1.0%
1	California applies the qualified tax rate to plans that qualify under the following Code Sections: 401(a), 403(b), 404, 408(b), and 501(a).
2	Annuity purchase payments are exempt from taxation provided the tax savings are passed back to the Contract Owners. Otherwise, they are taxable at 1%.
3	Maine applies the qualified tax rate to plans that qualify under the following Code Sections: 401, 403, 403(b), 404, 408, 457 and 501.
4	Nevada and Wyoming apply the qualified tax rate to plans that qualify under the following Code Sections: 401, 403, 404, 408, 457 and 501.
5	We will not deduct premium taxes paid by us to Puerto Rico from purchase payments, Account Value, withdrawals, death benefits or income payments.
6	Special rate applies for large case annuity policies. Rate is 0.08% for that portion of the annuity considerations received on a Contract exceeding $500,000 annually. Special rate on large case policies is not subject to retaliation. South Dakota applies the qualified tax rate to plans that qualify under the following Code Sections: 401, 403(b), 404, 408, 457, and 501(a).
B-1

APPENDIX C
What You Need To Know If You Are A Texas Optional Retirement Program Participant
If You are a participant in the Texas Optional Retirement Program, Texas law permits us to make withdrawals on your behalf only if You die, retire or terminate employment in all Texas institutions of higher education, as defined under Texas law. Any withdrawal You ask for requires a written statement from the appropriate Texas institution of higher education verifying your vesting status and (if applicable) termination of employment. Also, we require a written statement from You that You are not transferring employment to another Texas institution of higher education. If You retire or terminate employment in all Texas institutions of higher education or die before being vested, amounts provided by the state’s matching contribution will be refunded to the appropriate Texas institution. We may change these restrictions or add others without your consent to the extent necessary to maintain compliance with the law.
C-1

The SAI includes additional information about the Deferred Annuities and Separate Account. To view and download the SAI, please visit our dfinview.com/metlife/tahd/MET000235. To request a free copy of the SAI you can send an e-mail to RCG@metlife.com, write or call:
Metropolitan Life Insurance Company
Attn: Fulfillment Unit – BPPA
PO Box 10342
Des Moines, IA 50306-0342
(800) 638-7732
This prospectus incorporates by reference all of the information contained in the Statement of Additional Information, which is legally part of this prospectus.
Reports and other information about the Separate Account are available on the Commission’s website at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.
EDGAR ID: C000003499

Preference Plus® Account Variable Annuity Contracts (CPPA)
Issued by Metropolitan Life Insurance Company (“MetLife”)
This Prospectus describes individual and group Preference Plus Account Contracts for deferred variable annuities (“Deferred Annuities”) and Preference Plus immediate variable income annuities (“Income Annuities”) (the Deferred Annuities and Income Annuities are also referred to herein as “the Contract”). We no longer offer the Deferred Annuities and Income Annuities. However, MetLife will continue to accept additional payments for the Contract issued under limited circumstances.

You decide how to allocate your money among the various available investment choices. The investment choices available to You are listed in the Contract for your Deferred Annuity or Income Annuity. Your choices may include the Fixed Interest Account/Fixed Income Option and Divisions (Divisions may be referred to as “Investment Divisions” in the Contract and marketing materials) available through Metropolitan Life Separate Account E which, in turn, invest in the following corresponding Portfolios described in Appendix A.
How to learn more:
Before investing, read this Prospectus. The Prospectus contains information about the Deferred Annuities, Income Annuities and Metropolitan Life Separate Account E which You should know before investing. Keep this Prospectus for future reference.
Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation otherwise is a criminal offense. Interests in the Separate Account and the Fixed Account are not deposits or obligations of, or insured or guaranteed by, the U.S. Government, any bank or other depository institution including the Federal Deposit Insurance Corporation (“FDIC”), the Federal Reserve Board or any other agency or entity or person.
The Contracts are not intended to be offered anywhere that they may not be lawfully offered and sold. MetLife has not authorized any information or representations about the Deferred Annuities other than the information in this Prospectus, any supplements to this Prospectus or any supplemental sales material we authorize, agency or entity or person.
The date of this Prospectus is April 30, 2021
IMPORTANT INFORMATION
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a Portfolio’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from us. Instead, the shareholder reports will be made available on dfinview.com/metlife/tahd/MET000202, and you will be notified by mail each time a shareholder report is posted and provided with a website link to access the shareholder report.
If you already elected to receive your shareholder report electronically, you will not be affected by this change, and you need not take any action. You may elect to receive shareholder reports and other communications electronically, including Portfolio prospectuses and other information we send you by contacting your Administrative Office by calling 1-800-638-7732.
If you wish to continue to receive shareholder reports in paper on and after January 1, 2021, we will continue to send you all future reports in paper, free of charge. Please contact us at your Administrative Office by calling 1-800-638-7732 if you wish to continue receiving paper copies of the Portfolios’ shareholder reports. Your election to receive shareholder reports in paper will apply to all Portfolios available under your Policy.

2

3

IMPORTANT TERMS YOU SHOULD KNOW
Account Value — When You purchase a Deferred Annuity, an account is set up for You. Your Account Value is the total amount of money credited to You under your Deferred Annuity including money in the Divisions of the Separate Account and the Fixed Interest Account.
?>Accumulation Unit Value — With a Deferred Annuity, money paid-in or transferred into a Division of the Separate Account is credited to You in the form of Accumulation Units. Accumulation Units are established for each Division. We determine the value of these Accumulation Units as of the close of the Exchange each day the Exchange is open for regular trading. The Exchange usually closes at 4 p.m. Eastern Time but may close earlier or later. The values increase or decrease based on the investment performance of the corresponding underlying Portfolios.
?>Administrative Office — The Administrative Office is the MetLife office that will generally handle the administration of all your requests concerning your Deferred Annuity or Income Annuity. Your quarterly statement, payment statement and/or check stub will indicate the address of your Administrative Office. The telephone number to call to initiate a request is 1-800-638-7732.
Annuitant – The natural person whose life is the measure for determining the duration and the dollar amount of income payments, sometimes referred to as the measuring life.
Annuity Unit Value — With an Income Annuity or variable pay-out option, the money paid-in or reallocated into a Division of the Separate Account is held in the form of Annuity Units. Annuity Units are established for each Division. We determine the value of these Annuity Units as of the close of the Exchange each day the Exchange is open for regular trading. The Exchange usually closes at 4 p.m. Eastern Time but may close earlier or later. The values increase or decrease based on the investment performance of the corresponding underlying Portfolios.
Assumed Investment Return (AIR) — Under an Income Annuity or variable pay-out option, the AIR is the assumed percentage rate of return used to determine the amount of the first variable income payment. The AIR is also the benchmark that is used to calculate the investment performance of a given Division to determine all subsequent payments to You.
Contract  — A Contract is the legal agreement between You and MetLife or between MetLife and the employer, plan trustee or other entity, or the certificate issued to You under a group annuity Contract. This document contains relevant provisions of your Deferred Annuity or Income Annuity. MetLife issues Contracts for each of the annuities described in this Prospectus.
Contract Year — Generally, the Contract Year for a Deferred Annuity is the period ending on the last day of the month in which the anniversary of when we issued the annuity occurs and each following 12-month period. However, for the unallocated Keogh Deferred Annuity depending on underwriting and plan requirements, the first Contract Year may range from the initial three to 15 month period after the Contract is issued.
Divisions  — Divisions are subdivisions of the Separate Account. When You allocate a purchase payment, transfer money or make reallocations of your income payment to a Division, the Division purchases shares of a Portfolio (with the same name) within Brighthouse Trust I, Brighthouse Trust II or American Funds®.
Early Withdrawal Charge — The Early Withdrawal Charge is an amount we deduct from your Account Value if You withdraw money prematurely from a Deferred Annuity. This charge is often referred to as a deferred sales load or back-end sales load.
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Exchange  — In this Prospectus, the New York Stock Exchange is referred to as the “Exchange.”
Free Look — You may cancel your Contract within a certain time period. This is known as a “free look.” We must receive your request to cancel in writing by the appropriate day in your state, which varies from state to state. The time period may also vary depending on your age and whether You purchased your Contract from us directly, through the mail or with money from another annuity or life insurance policy. Depending on state law, we may refund (i) all of your purchase payments (and any interest credited by the Fixed Account, if applicable) or (ii) your Account Value as of the date your refund request is received at your Administrative Office in Good Order (this means you bear the risk of any decline in the value of your Contract due to the performance of the Divisions during the Free Look period).
Good Order — A request or transaction generally is considered in “Good Order” if it complies with our administrative procedures, and the required information is complete and accurate. A request or transaction may be rejected or delayed if not in Good Order. Good Order generally means the actual receipt by us of the instructions relating to the requested transaction in writing (or, when permitted, by telephone) along with all forms, information and supporting legal documentation necessary to effect the transaction. This information and documentation generally includes to the extent applicable to the transaction: your completed application; your Contract number; the transaction amount (in dollars or percentage terms); the names and allocations to and/or from the Divisions affected by the requested transaction; the signatures of all Contract Owners (exactly as indicated on the Contract), if necessary; Social Security Number or Tax I.D.; and any other information or supporting documentation that we may require, including any spousal or Joint Owner’s consents. With respect to purchase payments, Good Order also generally includes receipt by us of sufficient funds to effect the purchase. We may, in our sole discretion, determine whether any particular transaction request is in Good Order, and we reserve the right to change or waive any Good Order requirement at any time. If You have any questions, You should contact us or your sales representative (where applicable) before submitting the form or request.
MetLife  — MetLife is Metropolitan Life Insurance Company, which is the company that issues the Deferred Annuities and Income Annuities. Throughout this Prospectus, MetLife is also referred to as “we,” “us” or “our.”
Separate Account — Metropolitan Life Separate Account E (“Separate Account”) is an investment account. All assets contributed to Divisions under the Deferred Annuities and Income Annuities are pooled in the Separate Account and maintained for the benefit of investors in Deferred Annuities and Income Annuities.
Variable Annuity — An annuity in which returns/income payments are based upon the performance of investments such as stocks and bonds held by one or more underlying Portfolios. You assume the investment risk for any amounts allocated to the Divisions in a Variable Annuity.
You  — In this Prospectus, depending on the context, “You” may mean either the purchaser of the Deferred Annuity or Income Annuity, or the participant or annuitant under certain group arrangements. In cases where we are referring to giving instructions or making payments to us for the unallocated Keogh Deferred Annuity, “You” means the trustee of the Keogh plan.
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KEY INFORMATION
Important Information You Should Consider About the Contract
	FEES AND EXPENSES			LOCATION IN PROSPECTUS
Charges for Early Withdrawals	If you withdraw money from the Contract within 8 years following your last purchase payment, you will be assessed a contingent deferred sales charge of up to 7% of Contract Value withdrawn.
	For example, if you make an early withdrawal, you could pay a surrender charge of up to $7,000 on a $100,000 investment.			Fee Table
Transaction Charges	In addition to surrender charges, you also may be charged for other transactions such as charges for transferring cash value between Divisions and a premium tax charge.
	Loans will be charged an initial set-up fee and a loan maintenance fee. The Account Reduction Loan Initiation Fee is $75.00. The Account Reduction Loan Maintenance Fee is $50.00.			Fee Table
Ongoing Fees and Expenses (annual charges)	The table below describes the fees and expenses that you may pay each year, depending on the options you choose. Please refer to your Contract specifications page for information about the specific fees you will pay each year based on the options you have elected.			Fee Table
	Annual Fee	Minimum	Maximum
	Base Contract	0.95%(1)	0.95% (1)
	Investment Options (Portfolio fees and expenses)	0.28%(2)	0.99% (2)
(1) As a percentage of your Account Balance in the Separate Account.
(2) As a percentage of daily net assets of the Portfolio.
Because your Contract is customizable, the choices you make affect how much you will pay. To help understand the cost of owning your Contract, the following table shows the lowest and highest cost you could pay each year, based on current charges. This estimate assumes that you do not take withdrawals from the Contract, which could add contingent deferred sales charges that substantially increase costs.
	Lowest Annual Cost:	Highest Annual Cost:
	$1,164	$1,779
• Assumes:
• Investment of $100,000
• 5% annual appreciation
• Least expensive combination of Portfolio fees and expenses
• No optional benefits
• No sales charges
	• No additional purchase payments, transfers or withdrawals	• Assumes: • Investment of $100,000 • 5% annual appreciation • Most expensive combination of Portfolio fees and expenses • No sales charges • No additional purchase payments, transfers or withdrawals
	RISKS			LOCATION IN PROSPECTUS
Risk of Loss	You can lose money by investing in the Contract including loss of principal.			Principal Risks of Investing in the Contract
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	RISKS	LOCATION IN PROSPECTUS
Not a Short- Term Investment	This Contract is not a short-term investment and is not appropriate for an investor who needs ready access to cash.
• Withdrawal charges may apply for up to 8 years following each purchase payment. Withdrawal charges will reduce the value of your Contract if you withdraw money during that time.
• The benefits of tax deferral and mean that the Contract is more beneficial to investors with a long time horizon.
	• Earnings on your Contract are taxed at ordinary income tax rates when You withdraw them, and You may have to pay a penalty if You take a withdrawal before age 59 1⁄2.	Principal Risks of Investing in the Contract
Risks Associated with Investment Options	• An investment in the Contract is subject to the risk of poor investment performance and can vary depending on the performance of the investment options available under the Contract (e.g., Portfolios).
• Each investment option (including any Fixed Account investment option) will have its own unique risks.
	• You should review these investment options before making an investment decision.	Principal Risks of Investing in the Contract
Insurance Company Risks	Contracts are subject to the risks related to Metropolitan Life, including any obligations (including under any Fixed Account investment options), guarantees, and benefits of the Contract are subject to the claims-paying ability of the Metropolitan Life. If Metropolitan Life experiences financial distress, it may not be able to meet its obligations to you. More information about the Company, including its financial strength ratings, is available by visiting visiting https://www.metlife.com/about-us/corporate-profile/ratings/.	Principal Risks of Investing in the Contract
	RESTRICTIONS	LOCATION IN PROSPECTUS
Investment	Although we do not currently charge a fee for transfers of cash value among Divisions or between the Divisions and the Fixed Account, We reserve the right to impose a transfer fee of $10 after the first twelve transfers between Divisions. We reserve the right to add, remove or substitute Portfolios. The Company also has policies and procedures that attempt to detect and deter frequent transfers in situations where we determine there is a potential for arbitrage trading, and in those instances, there are additional limits that apply to transfers.	Transfers
	TAXES	LOCATION IN PROSPECTUS
Tax Implications	• You should consult with a tax professional to determine the tax implications of an investment in and purchase payments received under the Contract.
• There is no additional tax benefit if You purchase the Contract through a tax-qualified plan or individual retirement account (IRA).
	• Earnings on your Contract are taxed at ordinary income tax rates when You withdraw them, and You may have to pay a penalty if You take a withdrawal before age 59 1⁄2.	Federal Tax Considerations
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	CONFLICTS OF INTEREST	LOCATION IN PROSPECTUS
Investment Professional Compensation	Your investment professional may receive compensation for selling this Contract to You, both in the form of commissions and because MetLife may share the revenue it earns on this Contract with the professional’s firm. This conflict of interest may influence your investment professional to recommend this Contract over another investment.	Distribution of the Contracts
Exchanges	Some investment professionals may have a financial incentive to offer you a new contract in place of the one you own. You should only exchange your Contract if You determine, after comparing the features, fees, and risks of both contracts, that it is better for you to purchase the new contract rather than continue to own your existing Contract.	Contract Exchanges
OVERVIEW OF THE CONTRACT
Purpose of the Contract
The Contract, issued by Metropolitan Life Insurance Company, is designed to provide long-term accumulation of assets through investments in a variety of investment options during the accumulation phase. It can supplement your retirement income by providing a stream of income payments during the payout phase. It also offers death benefits to protect your designated beneficiaries. This Contract may be appropriate if you have a long investment time horizon. It is not intended for people who may need to make early or frequent withdrawals or intend to engage in frequent trading in the Portfolios.
Phases of the Contract
The Contract, like all deferred variable annuity contracts, has two phases: the accumulation phase and the payout phase (Annuity Period).
(1)	Accumulation (Pay-in) Phase
To help You accumulate assets, You can invest your premium payments in:
•	Portfolios (mutual funds), each of which has its own investment strategies, investment advisers, expense ratios, and returns; and
•	a Fixed Account option, which offers a guaranteed interest rate during a selected period.
Additional information about each Portfolio including its investment objective, advisers and any subadvisers as well as current expenses and certain performance information is included in Appendix A.
(2)	Income (Pay-out) Phase
You can elect to annuitize your Contract and turn your Contract value into a stream of income payments (sometimes called annuity payments) from Metropolitan Life, at which time the accumulation phase of the Contract ends. These payments may continue for a fixed period of years, for your entire life, or for the longer of a fixed period or your life. The payments may also be fixed or variable. Variable payments will vary based on the performance of the investment options you select.
Please note that if you annuitize, your investments will be converted to income payments and you may no longer be able to choose to withdraw money at will from your Contract. All benefits (including the standard death benefit) terminate upon annuitization.
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Features and Options of the Contract
Contract classes.The Contract has a single contract class with a 8-year Early Withdrawal Charge period.
Accessing Your Money Until you annuitize, you have full access to your money. You can choose to withdraw your Contract value at any time (although if you withdraw early, you may have to pay a Withdrawal Charge and/or income taxes, including a tax penalty if you are younger than age 59 1⁄2).
Tax Treatment You can transfer money between investment options without tax implications, and earnings (if any) on your investments are generally tax-deferred. You are taxed only when: (1) you make a withdrawal; (2) you receive an income payment from the Contract; or (3) upon payment of a death benefit.
Death Benefits Your Contract includes a basic death benefit that will pay your designated beneficiaries a death benefit at the time of your death. Additional provisions may increase the amount of money payable to your designated beneficiaries upon your death.
Loan Provision for Certain Tax Benefited Retirement Plans We administer loan programs made available through Plans or group arrangements on an account reduction basis for certain Contracts. See “Access to Your Money – Account Reduction Loans” for more information.
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FEES
The following tables describe the fees and expenses that you will pay when you buying, owning, and surrendering or making withdrawals from the Contract. Please refer to your Contract specifications page for information about the specific fees you will pay each year based on the options you have elected.
The first table describes the fees and expenses that will pay at the time that you buy the Contract, surrender or make withdrawals from the Contract, or transfer Contract value between investment options. State premium taxes may also be deducted.
Contract Owner Transaction Expenses
Sales Load Imposed on Purchase Payments	None
Early Withdrawal Charge(1) (as a percentage of each purchase payment funding the withdrawal during the pay-in phase)	Up to 7%
Exchange Fee for Deferred Annuities	None
Surrender Fee for Deferred Annuities	None
Transfer Fee(2)	$25
[1]	An Early Withdrawal Charge of up to 7% may apply if You withdraw purchase payments within seven years of when they were credited to your Deferred Annuity. The charge on purchase payments is calculated according to the following schedule:

During Purchase Payment Year	Percentage
1	7%
2	6%
3	5%
4	4%
5	3%
6	2%
7	1%
Thereafter	0%
There are times when the Early Withdrawal Charge does not apply to amounts that are withdrawn from a Deferred Annuity. For example, each Contract Year, You may take the greater of 10% (20% under certain Deferred Annuities) of your Account Value or your purchase payments made over seven years ago free of Early Withdrawal Charges.
[2]	We reserve the right to limit transfers as described later in this Prospectus. We reserve the right to impose a transfer fee. The amount of this fee will be no greater than $25 per transfer.
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The next table describes the fees and expenses that you will pay each year during the time that you own the Contract (not including Portfolio Company fees and expenses).
Annual Contract Expenses
Annual Contract Fee for Deferred Annuities(1)	None
Base Contract Expense(2) (as a percentage of your average Account Value in the Separate Account)	.95%
Account Reduction Loan Initiation Fee	$ 75(2)
Annual Account Reduction Loan Maintenance Fee (per loan outstanding)	$ 50(2)
Income Annuity Contract Fee	.95%
[1]	A $20 Annual Contract Fee is imposed on money in the Fixed Interest Account. This fee may be waived under certain circumstances.
[2]	Pursuant to the terms of the Contract, our total Separate Account charge will not exceed .95% of your average balance in the Divisions for the Deferred Annuities or the amount of underlying Portfolio shares we have designated in the Divisions to generate your income payments for the Income Annuity. For purposes of presentation here, we estimated the allocation between general administrative expenses and the mortality and expense risk charge.
The next item shows the minimum and maximum total operating expenses charged by the Portfolios that you may pay periodically during the time that you own the Contract. These amounts also include applicable Platform Charges if you choose to invest in certain Portfolios.(1) A complete list of Portfolios available under the Contract, including their annual expenses, may be found in “Appendix A – Portfolio Companies Available Under the Contract” at the back of this Prospectus.
	Minimum	Maximum
Annual Portfolio Company Expenses
(expenses that are deducted from Portfolio assets, including management fees, distribution and/or service (12b-1) fees, and other expenses)	0.28%	0.99%
Certain Portfolios that have “Acquired Fund Fees and Expenses” may be “funds of funds.” A fund of funds invests substantially all of its assets in other underlying funds. Because the Portfolio invests in other funds, it will bear its pro rata portion of the operating expenses of those underlying funds, including the management fee.
Examples
These Examples are intended to help You compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Transaction Expenses, Annual Contract Expenses and Annual Portfolio Operating Expenses.
Example 1.
This example shows the dollar amount of expenses that You would bear on a $100,000 investment for a Deferred Annuity for the time periods indicated. Your actual costs may be higher or lower.
Assumptions:
•	You bear the Minimum or Maximum Total Annual Portfolio Operating Expenses;
•	there is a maximum Separate Account charge of 0.95%;
•	the underlying Portfolio earns a 5% annual return; and
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Based on these assumptions, your charges would be:
	1 Year	3 Years	5 Years	10 Years
If you surrender your Contract at the end of the applicable time period
Maximum	$8,940	$10,001	$12,713	$22,304
Minimum	$8,230	$ 7,831	$ 9,032	$14,613
Example 2.
This example shows the dollar amount of expenses that You would bear on a $100,000 investment for a Deferred Annuity for the time periods indicated. Your actual costs may be higher or lower.
Assumptions:
•	You bear the Minimum or Maximum Total Annual Portfolio Operating Expenses;
•	there is a maximum Separate Account charge of 0.95%;
•	the underlying Portfolio earns a 5% annual return; and
Based on these assumptions, your charges would be:
	1 Year	3 Years	5 Years	10 Years
If you surrender your Contract at the end of the applicable time period
Maximum	$8,940	$10,001	$12,713	$22,304
Minimum	$8,230	$ 7,831	$ 9,032	$14,613
Example 3.
This example shows the dollar amount of expenses that You would bear on a $100,000 investment for a Deferred Annuity for the time periods indicated. Your actual costs may be higher or lower.
Assumptions:
•	You bear the Minimum or Maximum Total Annual Portfolio Operating Expenses;
•	there is a maximum Separate Account charge of 0.95%;
•	the underlying Portfolio earns a 5% annual return; and
Based on these assumptions, your charges would be:
	1 Year	3 Years	5 Years	10 Years
If you annuitize or do not surrender your Contract at the end of the applicable time period
Maximum	$1,940	$6,001	$10,313	$22,304
Minimum	$1,230	$3,831	$ 6,632	$14,613
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PRINCIPAL RISKS OF INVESTING IN THE CONTRACT
Investing in the Contracts involves risks. The following are the principal risks of an investment in the Contract. You should carefully consider the below risks in addition to the other information contained in this Prospectus.
Risk of Loss. An investment in the Contract is not a bank deposit and is not guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The Contract is subject to market risk (the risk that your investments may decline in value or underperform your expectations). As a result, You can lose money by investing in the Contract, including loss of principal.
Not a Short-Term Investment. This Contract is not a short-term investment and is not appropriate for an investor who needs ready access to cash. If you withdraw early, you may have to pay a Withdrawal Charge and/or income taxes, including a tax penalty if you are younger than age 591⁄2. Withdrawal Charges may apply for up to 7 years following each purchase payment. Withdrawal Charges will reduce the value of your Contract if you withdraw money during that time. The benefits of tax deferral and living benefit protections also mean that the Contract is more beneficial to investors with a long time horizon.
Risk of Underlying Portfolios. An investment in the Contract is subject to the risk of poor investment performance and can vary depending on the performance of the investment options available under the Contract (e.g., Portfolio Companies). Each investment option (including the Fixed Account investment option) will have its own unique risks. We do not provide any investment advice and do not recommend or endorse any particular Portfolio. You bear the risk of any decline in the Account Balance of your Contract resulting from the performance of the Portfolio You have chosen. You should review these investment options before making an investment decision. Information regarding the Portfolios available under your Contract is available in Appendix A to this Prospectus.
Risks Associated with the Company. An investment in the Contract is subject to the risks related to the Company. Any obligations (including under the Fixed Account), guarantees, or benefits are subject to claims-paying ability of the Company, and our long term ability to make such payments, and are not guaranteed by any other party. MetLife is regulated as an insurance company under state law, which generally includes limits on the amount and type of investments in its general account. However, there is no guarantee that we will be able to meet our claims paying obligations; there are risks to purchasing any insurance product.
Conflicts of Interest. Your investment professional may receive compensation for selling this Contract to You, both in the form of commissions and because MetLife may share the revenue it earns on this Contract with the professional’s firm. This conflict of interest may influence your investment professional to recommend this Contract over another investment. In addition, some investment professionals may have a financial incentive to offer you a new contract in place of the one you own. You should only exchange your Contract if you determine, after comparing the features, fees, and risks of both contracts, that it is better for you to purchase the new contract rather than continue to own your existing Contract.
Suitability. An investment in the Contract may not be suitable for all investors. For example, there is no additional tax benefit if You purchase the Contract through a tax-qualified plan or individual retirement account (IRA). Therefore, there should be reasons other than tax deferral for acquiring the Contract. You should consult with a tax or investment professional to determine the tax and other implications of an investment in and purchase payments received under the Contract.
Taxation Risk. Although the provisions of the Code relevant to the Contract are generally described under “Federal Tax Considerations,” an investor should consult its own tax advisor concerning the effects of federal, state,
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local and foreign tax law on the Contract. No assurance can be given that, even if the tax provisions currently applicable to the Contract are favorable, the law or regulations or interpretations thereunder will not change and the Contract may be disadvantaged.
Cybersecurity. Cybersecurity breaches can be intentional or unintentional events, and can occur through unauthorized access to computer systems, networks or devices; infection from computer viruses or other malicious software code; or attacks that shut down, disable, slow or otherwise disrupt operations, business processes or website access or functionality. Cybersecurity breaches can interfere with our processing of contract transactions, including the processing of transfer orders from our website or with the Portfolios; impact our ability to calculate Accumulation Unit Values; cause the release and possible destruction of confidential Contract Owner or business information; or impede order processing or cause other operational issues. Although we continually make efforts to identify and reduce our exposure to cybersecurity risk, there is no guarantee that we will be able to successfully manage this risk at all times.
COVID-19 Risk. The pandemic spread of the novel coronavirus COVID-19 is causing illnesses and deaths. This pandemic, other pandemics, and their related major public health issues are having a major impact on the global economy and financial markets. Governmental and non-governmental organizations may not effectively combat the spread and severity of such a pandemic, increasing its harm to the Company. Any of these events could have a material adverse effect on the Company’s operations, business, financial results, or financial condition.
METLIFE
Metropolitan Life Insurance Company is a provider of insurance, annuities, employee benefits and asset management. We are also one of the largest institutional investors in the United States with a general account portfolio invested primarily in fixed income securities (corporate, structured products, municipals, and government and agency) and mortgage loans, as well as real estate, real estate joint ventures, other limited partnerships and equity securities, at December 31, 2020. The Company was incorporated under the laws of New York in 1868. The Company’s office is located at 200 Park Avenue, New York, New York 10166-0188. The Company is a wholly-owned subsidiary of MetLife, Inc.
METROPOLITAN LIFE SEPARATE ACCOUNT E
We established Metropolitan Life Separate Account E on September 27, 1983. The purpose of the Separate Account is to hold the variable assets that underlie the Preference Plus Account Variable Annuity Contracts and some other variable annuity contracts we issue. We have registered the Separate Account with the Securities and Exchange Commission (“SEC”) as a unit investment trust under the Investment Company Act of 1940, as amended (“1940 Act”).
The Separate Account’s assets are solely for the benefit of those who invest in the Separate Account and no one else, including our creditors. The assets of the Separate Account are held in our name on behalf of the Separate Account and legally belong to us. All the income, gains and losses (realized or unrealized) resulting from these assets are credited to or charged against the contracts issued from this Separate Account without regard to our other business.
We are obligated to pay all money we owe under the Deferred Annuities and Income Annuities − such as death benefits and income payments − even if that amount exceeds the assets in the Separate Account. Any such amount that exceeds the assets in the Separate Account is paid from our general account. Benefit amounts paid from the general account are subject to the financial strength and claims paying ability of the Company and our long term
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ability to make such payments and are not guaranteed by our parent company, MetLife, Inc., or by any other party. We issue other annuity contracts and life insurance policies where we pay all money we owe under those contracts and policies from our general account. MetLife is regulated as an insurance company under state law, which includes, generally, limits on the amount and type of investments in its general account. However, there is no guarantee that we will be able to meet our claims paying obligations; there are risks to purchasing any insurance product.
The investment manager to certain of the Portfolios offered with the Contracts or with other Variable Annuity contracts issued through the Separate Account may be regulated as Commodity Pool Operators. While MetLife does not concede that the Separate Account is a commodity pool, the Company has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodities Exchange Act (“CEA”), and is not subject to registration or regulation as a pool operator under the CEA.
VARIABLE ANNUITIES
There are two types of variable annuities described in this Prospectus: Deferred Annuities and Income Annuities. These annuities are “variable” because the value of your account or the amount of each income payment varies based on the investment performance of the Divisions You choose. In short, the value of your Deferred Annuity, your income payments under a variable pay-out option of your Deferred Annuity, or your income payments under your Income Annuity, may go up or down. Since the investment performance is not guaranteed, your money or income payment amount is at risk. The degree of risk will depend on the Divisions You select. The Accumulation Unit Value or Annuity Unit Value for each Division rises or falls based on the investment performance (or “experience”) of the Portfolio with the same name. MetLife and its affiliates also offer other annuities not described in this Prospectus. The Prospectus describes the material features of the Deferred Annuities and the Income Annuities.
The Deferred Annuities have a fixed interest rate option called the “Fixed Interest Account.” The Fixed Interest Account is part of our general account and offers an interest rate that is guaranteed by us (the current minimum rate on the Fixed Interest Account is 3% but may be lower based on your state and issue date and, therefore, may be lower for certain Contracts). Your registered representative can tell you the current and minimum interest rates that apply. Because of exemptive and exclusionary provisions, interests in the Fixed Account have not been registered under the Securities Act of 1933, and neither the Fixed Account nor our general account has been registered as an investment company under the 1940 Act. Income Annuities and the variable pay-out options under the Deferred Annuities have a fixed payment option called the “Fixed Income Option.” Under the Fixed Income Option, we guarantee the amount of your fixed income payments. These fixed options are not described in this Prospectus although we occasionally refer to them. All guarantees as to purchase payments or Account Value allocated to the Fixed Account, interest credited to the Fixed Account, and fixed annuity payments are subject to our financial strength and claims-paying ability.
The group Deferred Annuities and group Income Annuities described in this Prospectus are offered to employers, associations, trusts or other groups for their employees, members or participants.
A Deferred Annuity
You accumulate money in your account during the pay-in phase by making one or more purchase payments. MetLife will hold your money and credit investment returns as long as the money remains in your account.
All individual retirement plan(s) (“IRA(s)”) and Keoghs receive tax deferral under the Internal Revenue Code (“Code”). There are no additional tax benefits from funding an IRA or Keogh with a Deferred Annuity. Therefore,
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there should be reasons other than tax deferral for acquiring the Deferred Annuity in an IRA or Keogh such as the availability of a guaranteed income for life or the death benefit.
Non-Natural Persons as Owners or Beneficiaries. If a non-natural person, such as a trust, is the Owner of a non-qualified Deferred Annuity, the distribution on death rules under the Code may require payment to begin earlier than expected and may impact the usefulness of the living (if any) and/or death benefits. Naming a non-natural person, such as a trust or estate, as a beneficiary under the Deferred Annuity will generally, eliminate the beneficiary’s ability to “stretch” or a spousal beneficiary’s ability to continue the Deferred Annuity and the living (if any) and/or death benefits.
A Deferred Annuity consists of two phases: the accumulation or “pay-in” phase and the income or “pay-out” phase. The pay-out phase begins when You either take all of your money out of the account or You elect “income” payments using the money in your account. The number and the amount of the income payments You receive will depend on such things as the type of pay-out option You choose, your investment choices, and the amount used to provide your income payments. Because Deferred Annuities offer various insurance benefits such as pay-out options, including our guarantee of income for your lifetime, they are “annuities.”
Generally, it is not advisable to purchase a Deferred Annuity as a replacement for an existing annuity contract. You should replace an existing contract only when You determine that the Deferred Annuity is better for You. You may have to pay a withdrawal charge on your existing contract, and the Deferred Annuity may impose a new withdrawal charge period. Before You buy a Deferred Annuity ask your registered representative if purchasing a Deferred Annuity would be advantageous, given the Deferred Annuity’s features, benefits and charges. You should talk to your tax adviser to make sure that this purchase will qualify as a tax-free exchange. If You surrender your existing contract for cash and then buy the Deferred Annuity, You may have to pay Federal income taxes, including possible penalty taxes, on the surrender. Also, because we will not issue the Deferred Annuity until we have received the initial purchase payment from your existing insurance company, the issuance of the Deferred Annuity may be delayed.
We no longer make this Deferred Annuity available, however, current Contract Owners may continue to make additional purchase payments, and new participants may enroll under any issued group Contract.
An Income Annuity
An Income Annuity, also known as an immediate annuity, only has a “pay-out” phase. You make a single purchase payment and select the type of income payment suited to your needs. Some of the income payment types guarantee an income stream for your lifetime; others guarantee an income stream for both your lifetime, as well as the lifetime of another person (such as a spouse). Some Income Annuities guarantee a time period of your choice over which MetLife will make income payments. Income Annuities also have other features. The amount of the income payments You receive will depend on such things as the income payment type You choose, your investment choices and the amount of your purchase payment.
The Income Annuities are no longer available.
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YOUR INVESTMENT CHOICES
Brighthouse Trust I, Brighthouse Trust II and American Funds® and each of their Portfolios are more fully described in their respective prospectuses and SAIs. The SAIs are available upon your request. You should read these prospectuses carefully before making purchase payments to the Divisions. The Class A shares available to the Deferred Annuities and Income Annuities do not impose any 12b-1 Plan fees. However, 12b-1 Plan fees are imposed on American Funds® Portfolios which are Class 2, and Brighthouse/Franklin Low Duration Total Return Portfolio which is Class B.
The investment choices are listed in alphabetical order below (based upon the Portfolio’s legal names). (See Appendix D — “Portfolio Legal and Marketing Names.”) The Divisions generally offer the opportunity for greater returns over the long term than our Fixed Interest Account/Fixed Income Option. You should understand that each Portfolio incurs its own risk which will be dependent upon the investment decisions made by the respective Portfolio’s investment manager. Furthermore, the name of a Portfolio may not be indicative of all the investments held by the Portfolio. While the Divisions and their comparably named Portfolios may have names, investment objectives and management which are identical or similar to publicly available mutual funds, these Divisions and Portfolios are not those mutual funds. The Portfolios most likely will not have the same performance experience as any publicly available mutual fund. The degree of investment risk You assume will depend on the Divisions You choose. Since your Account Value or income payments are subject to the risks associated with investing in stocks and bonds, your Account Value and/or variable income payments based on amounts allocated to the Divisions may go down as well as up.
Each Portfolio has different investment objectives and risks. The Portfolio prospectuses contain more detailed information on each Portfolio’s investment strategy, investment managers and its fees. You may obtain a Portfolio prospectus by calling 1-800-638-7732 or through your registered representative. We do not guarantee the investment results of the Portfolios.
The current Portfolios are listed below, along with their investment manager and any sub-investment manager.
Certain Portfolios have been subject to a change. Please see Appendix C — “Additional Information Regarding the Portfolios.”
Investment Choices Which Are Fund of Funds
The following Portfolios available within Brighthouse Trust I, and Brighthouse Trust II are “fund of funds”:
Brighthouse Asset Allocation 20 Portfolio
Brighthouse Asset Allocation 40 Portfolio
Brighthouse Asset Allocation 60 Portfolio
Brighthouse Asset Allocation 80 Portfolio
Brighthouse Asset Allocation 100 Portfolio
“Fund of funds” Portfolios invest substantially all of their assets in other portfolios. Therefore, each of these Portfolios will bear its pro rata share of the fees and expenses incurred by the underlying portfolios in which it invests in addition to its own management fees and expenses. This will reduce the investment return of each of the fund of funds Portfolios. The expense levels will vary over time, depending on the mix of underlying portfolios in which the fund of funds Portfolio invests. You may be able to realize lower aggregate expenses by investing directly in the underlying portfolios instead of investing in the fund of funds Portfolios, if such underlying portfolios are available under the Contract. However, only some of the underlying portfolios are available under the Contract.
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Additional Information About the Portfolios
Some of the investment choices may not be available under the terms of your Deferred Annuity or Income Annuity. The Contract or other correspondence we provide You will indicate the Divisions that are available to You. Your investment choices may be limited because:
•	Your employer, association or other group contract holder limits the available Divisions.
•	We have restricted the available Divisions.
•	Some of the Divisions are not approved in your state.
The Divisions buy and sell shares of corresponding mutual fund Portfolios. These Portfolios, which are part of Brighthouse Trust I, Brighthouse Trust II or the American Funds®, invest in stocks, bonds and other investments. All dividends declared by the Portfolios are earned by the Separate Account and reinvested. Therefore, no dividends are distributed to You under the Deferred Annuities or Income Annuities. You pay no transaction expenses (i.e., front-end or back-end sales load charges) as a result of the Separate Account’s purchase or sale of these mutual fund shares. The Portfolios of Brighthouse Trust I, Brighthouse Trust II and American Funds® Portfolios are made available only through various insurance company annuities and life insurance policies.
Brighthouse Trust I, Brighthouse Trust II and American Funds® are each a “series” type fund registered with the SEC as an “open-end management investment company” under the 1940 Act. A “series” fund means that each Portfolio is one of several available through the fund.
The Portfolios of Brighthouse Trust I and Brighthouse Trust II pay Brighthouse Investment Advisers, LLC a monthly fee for its services as their investment manager. The Portfolios of the American Funds® pay Capital Research and Management Company a monthly fee for its services as their investment manager. These fees, as well as other expenses paid by each Portfolio, are described in the applicable prospectuses and SAIs for Brighthouse Trust I, Brighthouse Trust II and American Funds®.
Certain Payments We Receive with Regard to the Portfolios
An investment manager or sub-investment manager of a Portfolio, or its affiliates, may make payments to us and/or certain of our affiliates. These payments may be used for a variety of purposes, including payment of expenses for certain administrative, marketing, and support services with respect to the Contracts and, in the Company’s role as an intermediary, with respect to the Portfolios. The Company and its affiliates may profit from these payments. These payments may be derived, in whole or in part, from the advisory fee deducted from Portfolio assets. Contract Owners, through their indirect investment in the Portfolios, bear the costs of these advisory fees (see the Portfolios’ prospectuses for more information). The amount of the payments we receive is based on a percentage of assets of the Portfolios attributable to the Contracts and certain other variable insurance products that we and our affiliates issue. These percentages differ and some investment managers or sub-investment managers (or other affiliates) may pay us more than others. These percentages currently range up to 0.50%.
Additionally, an investment manager or sub-investment manager of a Portfolio or its affiliates may provide us with wholesaling services that assist in the distribution of the Contracts and may pay us and/or certain of our affiliates amounts to participate in sales meetings. These amounts may be significant and may provide the investment manager or sub-investment manager (or its affiliate) with increased access to persons involved in the distribution of the Contracts.
On August 4, 2017, MetLife, Inc. completed the separation of Brighthouse Financial, Inc. and its subsidiaries (“Brighthouse”) where MetLife, Inc. retained an ownership interest of 19.2% non-voting common stock outstanding
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of Brighthouse Financial, Inc. In June 2018, MetLife, Inc. sold Brighthouse Financial, Inc. common stock in exchange for MetLife, Inc. senior notes and Brighthouse was no longer considered a related party. At December 31, 2020, MetLife, Inc. no longer held any shares of Brighthouse Financial, Inc, for its own account; however, certain insurance company separate accounts managed by MetLife held shares of Brighthouse Financial, Inc. Brighthouse subsidiaries include Brighthouse Investment Advisers, LLC, which serves as the investment adviser for the Brighthouse Funds Trust I and Brighthouse Funds Trust II. We and Our affiliated companies have entered into agreements with Brighthouse Investment Advisers, LLC, Brighthouse Funds Trust I and Brighthouse Funds Trust II whereby we receive payments for certain administrative, marketing and support services described in the previous paragraphs. Currently, the Portfolios in Brighthouse Funds Trust I and Brighthouse Funds Trust II are only available in variable annuity contracts and variable life insurance policies issued by Metropolitan Life Insurance Company and its affiliates, as well as Brighthouse Life Insurance Company and its affiliates. As of December 31, 2020, approximately 88% of Portfolio assets held in Separate Accounts of Metropolitan Life Insurance Company and its affiliates were allocated to Portfolios in Brighthouse Funds Trust I and Brighthouse Funds Trust II. Should we or Brighthouse Investment Advisers, LLC decide to terminate the agreements, we would be required to find alternative Portfolios which could have higher or lower costs to the Contract Owner. In addition, the amount of payments we receive could cease or be substantially reduced which may have a material impact on our financial statements.
Certain Portfolios have adopted a Distribution Plan under Rule 12b-1 of the 1940 Act. A Portfolio’s 12b-1 Plan, if any, is described in more detail in each Portfolio’s prospectus. (See the Fee Table and “Who Sells the Deferred Annuities and Income Annuities.”) Any payments we receive pursuant to those 12b-1 Plans are paid to us or our distributor. Payments under a Portfolio’s 12b-1 Plan decrease the Portfolio’s investment return.
Portfolio Selection
We select the Portfolios offered through the Contracts based on a number of criteria, including asset class coverage, the strength of the investment manager’s or sub-investment manager’s reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor we consider during the selection process is whether the Portfolio’s investment manager or sub-investment manager is one of our affiliates or whether the Portfolio, its investment manager, its sub-investment manager(s), or an affiliate will make payments to us or our affiliates. In this regard, the profit distributions we receive from our affiliated investment manager are a component of the total revenue that we consider in configuring the features and investment choices available in the variable insurance products that we and our affiliated insurance companies issue. Since we and our affiliated insurance companies may benefit more from the allocation of assets to Portfolios advised by our affiliates than those that are not, we may be more inclined to offer Portfolios advised by our affiliates in the variable insurance products we issue. We review the Portfolios periodically and may remove a Portfolio or limit its availability to new purchase payments and/or transfers of Account Value if we determine that the Portfolio no longer meets one or more of the selection criteria, and/or if the Portfolio has not attracted significant allocations from Contract Owners. In some cases, we have included Portfolios based on recommendations made by selling firms. These selling firms may receive payments from the Portfolios they recommend and may benefit accordingly from the allocation of Account Value to such Portfolios.
We do not provide any investment advice and do not recommend or endorse any particular Portfolio. You bear the risk of any decline in the Account Value of your Contract resulting from the performance of the Portfolios You have chosen.
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DEFERRED ANNUITIES
This Prospectus describes the following Deferred Annuities under which You can accumulate money:
•	Non-Qualified
•	Traditional IRA (Individual Retirement Annuities)
•	Roth IRAs (Roth Individual Retirement Annuities)
•	Unallocated Keogh
These Deferred Annuities may be issued to You as an individual or to a group (in which case You are then a participant under the group’s Deferred Annuity). Certain group Deferred Annuities may be issued to a bank that does nothing but hold them as contract holder. Deferred Annuities may be either:
•	Allocated (your Account Value records are kept for You as an individual); or
•	Unallocated (Account Value records are kept for a plan or group as a whole).
The Deferred Annuity and Your Retirement Plan
If You participate through a retirement plan or other group arrangement, the Deferred Annuity may provide that all or some of your rights or choices as described in this Prospectus are subject to the plan’s terms. For example, limitations on your rights may apply to investment choices, purchase payments, withdrawals, transfers, the death benefit and pay-out options. The Deferred Annuity may provide that a plan administrative fee will be paid by making a withdrawal from your Account Value. We may rely on your employer’s or plan administrator’s statements to us as to the terms of the plan or your entitlement to any amounts. We are not a party to your employer’s retirement plan. We will not be responsible for determining what your plan says. You should consult your Deferred Annuity Contract and plan document to see how You may be affected.
Other Plan Terminations
Upon termination of a retirement plan that is not a Section 403(b) plan, your employer is generally required to distribute your plan benefits under the Contract to You.
This distribution is in cash. The distribution is a withdrawal under the Contract and any amounts withdrawn are subject to any applicable Early Withdrawal Charges. Outstanding loans, if available will be satisfied (paid) from your cash benefit prior to its distribution to You. In addition, your cash distributions are subject to withholding, ordinary income tax and applicable Federal income tax penalties. (See “Income Taxes.”) Early Withdrawal Charges will be waived if the net distribution is made under the exceptions listed in the “Early Withdrawal Charges” section of the prospectus. However, your employer may not give You the opportunity to instruct MetLife to make, at a minimum, a direct transfer to another funding option or annuity contract issued by us or one of our affiliates which may avoid a withdrawal charge. In that case, You will receive the net cash distribution, less any applicable Early Withdrawal Charge and withholding.
Automated Investment Strategies
There are five automated investment strategies available to You . We created these investment strategies to help You manage your money. You decide if one is appropriate for You based upon your risk tolerance and savings goals. These investment strategies are available to You without any additional charges. However, the investment strategies are not available for the unallocated to Keogh Deferred Annuities. As with any investment program, no strategy can
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guarantee a gain — You can lose money. We may modify or terminate any of the strategies at any time. You may have only one automated investment strategy in effect at a time.
The Equity Generator®: An amount equal to the interest earned in the Fixed Interest Account is transferred monthly to either the MetLife Stock Index Division or the Frontier Mid Cap Growth Division, based on your selection. If your Fixed Interest Account Value at the time of a scheduled transfer is zero, this strategy is automatically discontinued. There is no additional charge for electing the Equity Generator. For example, if you elected the Equity Generator and $1,000 of interest was credited to your account each month, then the $1,000 of interest would be transferred from the fixed interest account to the specified Division every month for a 12 month period.
As an added benefit of this strategy, as long as 100% of every purchase payment is allocated to the Fixed Interest Account for the life of your Deferred Annuity and You never request allocation changes or transfers, You will not pay more in Early Withdrawal Charges than your Contract earns. Early Withdrawal Charges may be taken from any of your earnings.
The EqualizerSM: You start with equal amounts of money in the Fixed Interest Account and your choice of either the MetLife Stock Index Division or the Frontier Mid Cap Growth Division. Each quarter, amounts are transferred between the Fixed Interest Account and your chosen Division to make the value of each equal. For example, if You choose the MetLife Stock Index Division and over the quarter it outperforms the Fixed Interest Account, money is transferred to the Fixed Interest Account. Conversely, if the Fixed Interest Account outperforms the MetLife Stock Index Division, money is transferred into the MetLife Stock Index Division. There is no additional fee for The Equalizer.
The Rebalancer®: You select a specific asset allocation for your entire Account Value from among the Divisions and the Fixed Interest Account. Each quarter, we transfer amounts among these options to bring the percentage of your Account Value in each option back to your original allocation. In the future, we may permit You to allocate less than 100% of your Account Value to this strategy. There is no additional charge for electing the Rebalancer. For example, if you allocated 25% among four Divisions then on a quarterly basis, we will transfer amounts among those four Divisions so that 25% of your Policy’s Cash Value is in each such Division.
The Index Selector®: You may select one of five asset allocation models (the Conservative Model, the Conservative to Moderate Model, the Moderate Model, the Moderate to Aggressive Model and the Aggressive Model) which are designed to correlate to various risk tolerance levels. Based on the model You choose, your entire Account Value is allocated among the MetLife Aggregate Bond Index, MetLife Stock Index, MetLife MSCI EAFE® Index, MetLife Russell 2000® Index and MetLife Mid Cap Stock Index Divisions and the Fixed Interest Account. Each quarter, the percentage in each of these Divisions and the Fixed Interest Account is brought back to the model percentage by transferring amounts among the Divisions and the Fixed Interest Account.
In the future, we may permit You to allocate less than 100% of your Account Value to this strategy.
We will continue to implement the Index Selector strategy using the percentage allocations of the model that were in effect when You elected the Index Selector. You should consider whether it is appropriate for You to continue this strategy over time if your risk tolerance, time horizon or financial situation changes. This strategy may experience more volatility than our other strategies. We provide the elements to formulate the model. We may rely on a third party for its expertise in creating appropriate allocations.
The asset allocation models used in the Index Selector strategy may change from time to time. If You are interested in an updated model, please contact your sales representative (where applicable).
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You may choose another Index Selector® strategy or terminate your Index Selector® strategy at any time. If You choose another Index Selector® strategy, You must select from the asset allocation models available at that time. After termination, if You then wish to select the Index Selector® strategy again, You must select from the asset allocation models available at that time. There is no additional charge for electing the Index Selector. For example, if you chose the Conservative Model, then on a quarterly basis we would transfer amounts in the Divisions and the Fixed Interest Account so that the balances in each reflect the selected Conservative Model percentage.
The AllocatorSM: Each month, a dollar amount You choose is transferred from the Fixed Interest Account to any of the Divisions You choose. You select the day of the month and the number of months over which the transfers will occur. A minimum periodic transfer of $50 is required. Once your Fixed Interest Account Value is exhausted, this strategy is automatically discontinued. There is no additional charge for electing the Allocator. For example, you may elect to have $100 a month transferred of the 15th of the month from the Fixed Interest Account to a Division for a period of two years.
The Equity Generator® and the AllocatorSM are dollar cost averaging strategies. Dollar cost averaging involves investing at regular intervals of time. Since this involves continuously investing regardless of fluctuating prices, You should consider whether You wish to continue the strategy through periods of fluctuating prices.
We will terminate all transactions under any automated investment strategy upon notification of your death.
Purchase Payments
There is no minimum purchase payment except for the unallocated Keogh Deferred Annuity. If You have an unallocated Keogh Deferred Annuity, each purchase payment must be at least $2,000. In addition, your total purchase payments must be at least $15,000 for your first Contract Year and $5,000 for each subsequent Contract Year.
You may continue to make purchase payments while You receive Systematic Withdrawal Program payments, as described later in this Prospectus, unless your purchase payments are made through automatic payroll deduction, debit authorization, salary reduction or salary deduction. You may make purchase payments to your Deferred Annuity whenever You choose, up to the date You begin receiving payments from a pay-out option.
Allocation of Purchase Payments
You decide how your money is allocated among the Fixed Interest Account and the Divisions. You can change your allocations for future purchase payments. We will make allocation changes when we receive your request for a change. You may also specify an effective date for the change as long as it is within 30 days after we receive the request.
If You choose to make an allocation to the asset allocation Divisions with your initial purchase payment, 100% of your allocation to the investment choices must be to only one of the asset allocation Divisions. After the initial purchase payment has been made, You may allocate subsequent purchase payments or make transfers from any asset allocation Division to any investment choice or to one or more of the asset allocation Divisions. We reserve the right to make certain changes to the Divisions. (See “Your Investment Choices — Portfolio Selection.”)
Automated Purchase Payments
If You purchase a Traditional IRA, a Roth IRA or a Non-Qualified Deferred Annuity, You may elect to have purchase payments made automatically. With “automatic payroll deduction” your employer deducts an amount from your
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salary and makes the purchase payment for You. With purchase payments through debit authorization your bank deducts money from your bank account and makes the purchase payment for You.
Electronic Applications
When circumstances permit, we may be able to electronically submit your complete initial application to your Administrative Office. If You elect to use this process, our local office or your sales representative (where applicable) will actually transmit the record of your purchase payment and application. Your actual purchase payment, application and other related documents will then be forwarded to your Administrative Office. We may, for certain Deferred Annuities, treat the electronic purchase payment as though we had received payment at your Administrative Office in order to credit and value the purchase payment.
We may do this if:
•	The electronic purchase payment is received at your Administrative Office and accompanied by a properly completed electronic application record; and
•	Your money, application and other documentation are received in Good Order at your Administrative Office within five business days following the transmission of the electronic record. Generally, the electronic record is received at your Administrative Office the business day following its transmission by the sales representative (where applicable) or local office.
If, however, your purchase payment and paper copy of the application are received at your Administrative Office before the electronic record, then your purchase payment will be credited and valued as of the date it is received.
Limits on Purchase Payments
Your ability to make purchase payments may be limited by:
•	Federal tax laws;
•	Our right to limit the total of your purchase payments to $1,000,000. For the unallocated Keogh Deferred Annuity, we limit purchase payments to $5,000,000 per year. We may change the maximum by telling You in writing at least 90 days in advance;
•	Regulatory requirements. For example, if You reside in Washington or Oregon, we may be required to limit your ability to make purchase payments after You have held the Deferred Annuity for more than three years, if the Deferred Annuity was issued to You after You turn age 60; or after You turn age 63, if the Deferred Annuity was issued before You were age 61;
•	Retirement, for certain Deferred Annuities. You may no longer make purchase payments if You retire;
•	Leaving your job (for the unallocated Keogh Deferred Annuity); and
•	Receiving systematic termination payments (described later).
The Value of Your Investment
We use the term “experience factor” to describe investment performance for a Division. We calculate Accumulation Unit Values once a day on every day the Exchange is open for trading. We call the time between two consecutive Accumulation Unit Value calculations the “Valuation Period.” We have the right to change the basis for the Valuation Period, on 30 days’ notice, as long as it is consistent with law. All purchase payments and transfers are valued as of the end of the Valuation Period during which the transaction occurred. The experience factor changes from Valuation Period to Valuation Period to reflect the upward or downward performance of the assets in the
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underlying Portfolios. The experience factor is calculated as of the end of each Valuation Period using the net asset value per share of the underlying Portfolio. The net asset value includes the per share amount of any dividend or capital gain distribution paid by the Portfolio during the current Valuation Period, and subtracts any per share charges for taxes and reserve for taxes. We then divide that amount by the net asset value per share as of the end of the last Valuation Period to obtain a factor that reflects investment performance. We then subtract a charge for each day in the Valuation Period which is the daily equivalent of the Separate Account charge. This charge varies, depending on the class of the Deferred Annuity.
Accumulation Units are credited to You when You make purchase payments or transfers into a Division. When You withdraw or transfer money from a Division, Accumulation Units are liquidated. We determine the number of Accumulation Units by dividing the amount of your purchase payment, transfer or withdrawal by the Accumulation Unit Value on the date of the transaction.
This is how we calculate the Accumulation Unit Value for each Division:
•	Step 1: First, we determine the change in investment performance (including any investment-related charge) for the underlying Portfolio from the previous trading day to the current trading day;
•	Step 2: Next, we subtract the daily equivalent of our insurance-related charge (general administrative expenses and mortality and expense risk charges) for each day since the last Accumulation Unit Value was calculated; and
•	Step 3: Finally, we multiply the previous Accumulation Unit Value by this result.
Examples
Calculating the Number of Accumulation Units
Assume You make a purchase payment of $500 into one Division and that Division’s Accumulation Unit Value is currently $10.00. You would be credited with 50 Accumulation Units.
$500	=	50 Accumulation Units
$10
Calculating the Accumulation Unit Value
Assume yesterday’s Accumulation Unit Value was $10.00 and the number we calculate for today’s investment experience (minus charges) for an underlying Portfolio is 1.05 (Step 1 and Step 2 above). Today’s Accumulation Unit Value is $10.50 ($10.00 × 1.05 = $10.50). The value of your $500 investment is then $525 (50 × $10.50 = $525) (Step 3 described above).
However, assume that today’s investment experience (minus charges) is .95 instead of 1.05. Today’s Accumulation Unit Value is $9.50 ($10.00 × .95 = $9.50). The value of your $500 investment is then $475 (50 × $9.50 = $475).
Transfers
You may make tax-free transfers between Divisions or between the Divisions and the Fixed Interest Account. Some restrictions may apply to transfers from the Fixed Interest Account to the Divisions. For us to process a transfer, You must tell us:
•	The percentage or dollar amount of the transfer;
•	The Divisions (or Fixed Interest Account) from which You want the money to be transferred;
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•	The Divisions (or Fixed Interest Account) to which You want the money to be transferred; and
•	Whether You intend to start, stop, modify or continue unchanged an automated investment strategy by making the transfer.
Your transfer request must be in Good Order and completed prior to the close of the Exchange on a business day if You want the transaction to take place on that day. All other transfer requests in Good Order will be processed on our next business day.
For additional transfer restrictions (see “General Information — Valuation — Suspension of Payments”).
We may require You to:
•	Use our forms;
•	Maintain a minimum Account Value (if the transfer is in connection with an automated investment strategy); or
•	Transfer a minimum amount if the transfer is in connection with the Allocator.
Restrictions on Transfers
Restrictions on Frequent Transfers/Reallocations. Frequent requests from Contract Owners or participants/Annuitants to make transfers/reallocations may dilute the value of a Portfolio’s shares if the frequent transfers/reallocations involve an attempt to take advantage of pricing inefficiencies created by a lag between a change in the value of the securities held by the Portfolio and the reflection of that change in the Portfolio’s share price (“arbitrage trading”). Frequent transfers/reallocations involving arbitrage trading may adversely affect the long-term performance of the Portfolios, which may in turn adversely affect Contract Owners and other persons who may have an interest in the Contracts (e.g., participants/Annuitants).
We have policies and procedures that attempt to detect and deter frequent transfers/reallocations in situations where we determine there is a potential for arbitrage trading. Currently, we believe that such situations may be presented in the international, small-cap, and high-yield investment Portfolios. In addition, as described below, we intend to treat all American Funds® as Monitored Portfolios. We monitor transfer/reallocation activity in the following Monitored Portfolios:
•	American Funds Global Small Capitalization Fund
•	American Funds Growth Fund
•	American Funds Growth-Income Fund
•	Baillie Gifford International Stock Portfolio
•	Clarion Global Real Estate Portfolio
•	Harris Oakmark International Portfolio
•	Invesco Global Equity Portfolio
•	Invesco Small Cap Growth Portfolio
•	Loomis Sayles Small Cap Core Portfolio
•	Loomis Sayles Small Cap Growth Portfolio
•	MetLife MSCI EAFE® Index Portfolio
•	MetLife Russell 2000® Index Portfolio
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•	MFS® Research International Portfolio
•	Neuberger Berman Genesis Portfolio
•	T. Rowe Price Small Cap Growth Portfolio
•	Western Asset Management Strategic Bond Opportunities Portfolio
We employ various means to monitor transfer/reallocation activity, such as examining the frequency and size of transfers/reallocations into and out of the Monitored Portfolios within given periods of time. For example, we currently monitor transfer/reallocation activity to determine if, for each category of international, small-cap, and high-yield portfolios, in a 12-month period there were (1) six or more transfers/reallocations involving the given category; (2) cumulative gross transfers/reallocations involving the given category that exceed the current Account Value; and (3) two or more “round-trips” involving any Monitored Portfolio in the given category. A round-trip generally is defined as a transfer/reallocation in followed by a transfer/reallocation out within the next seven calendar days or a transfer/reallocation out followed by a transfer/reallocation in within the next seven calendar days, in either case subject to certain other criteria. We do not believe that other Portfolios present a significant opportunity to engage in arbitrage trading and therefore do not monitor transfer/reallocation activity in those Portfolios. We may change the Monitored Portfolios at any time without notice in our sole discretion.
As a condition to making their portfolios available in our products, American Funds® requires us to treat all American Funds portfolios as Monitored Portfolios under our current frequent transfer/reallocation policies and procedures. Further, American Funds® requires us to impose additional specified monitoring criteria for all American Funds portfolios available under the Contract, regardless of the potential for arbitrage trading. We are required to monitor transfer/reallocation activity in American Funds portfolios to determine if there were two or more transfers/reallocations in followed by transfers/reallocations out, in each case of a certain dollar amount or greater, in any 30-day period. A first violation of the American Funds® monitoring policy will result in a written notice of violation; each additional violation will result in the imposition of a six-month restriction during which period we will require all transfer/reallocation requests to or from an American Funds portfolio to be submitted with an original signature. Further, as Monitored Portfolios, all American Funds portfolios also will be subject to our current frequent transfer/reallocation policies, procedures and restrictions (described below), and transfer/reallocation restrictions may be imposed upon a violation of either monitoring policy.
Our policies and procedures may result in transfer/reallocation restrictions being applied to deter frequent transfers/reallocations. Currently, when we detect transfer/reallocation activity in the Monitored Portfolios that exceeds our current transfer/reallocation limits, we require future requests to or from any Monitored Portfolios under that Contract to be submitted with an original signature. A first occurrence will result in a warning letter; a second occurrence will result in the imposition of this restriction for a six-month period; a third occurrence will result in the permanent imposition of this restriction. Transfers made under a dollar cost averaging program, a rebalancing program or, if applicable, any asset allocation program described in this Prospectus are not treated as transfers when we monitor the frequency of transfers.
The detection and deterrence of harmful transfer/reallocation activity involves judgments that are inherently subjective, such as the decision to monitor only those Portfolios that we believe are susceptible to arbitrage trading or the determination of the transfer/reallocation limits. Our ability to detect and/or restrict such transfer/reallocation activity may be limited by operational and technological systems, as well as our ability to predict strategies employed by Contract Owners or participants/Annuitants to avoid such detection. Our ability to restrict such transfer/reallocation activity also may be limited by provisions of the Contract. Accordingly, there is no assurance that we will prevent all transfer/reallocation activity that may adversely affect Contract Owners or participants/Annuitants and other persons with interests in the Contracts. We do not accommodate frequent
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transfers/reallocations in any Portfolio and there are no arrangements in place to permit any Contract Owner or participant/Annuitant to engage in frequent transfers/reallocations; we apply our policies and procedures without exception, waiver or special arrangement.
The Portfolios may have adopted their own policies and procedures with respect to frequent transfers/reallocations in their respective shares, and we reserve the right to enforce these policies and procedures. For example, Portfolios may assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period. The prospectuses for the Portfolios describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Although we may not have the contractual authority or the operational capacity to apply the frequent transfer/reallocation policies and procedures of the Portfolios, we have entered into a written agreement, as required by SEC regulation, with each Portfolio or its principal underwriter that obligates us to provide to the Portfolio promptly upon request certain information about the trading activity of individual Contract Owners, and to execute instructions from the Portfolio to restrict or prohibit further purchases or transfers/reallocations by specific Contract Owners who violate the frequent transfer/reallocation policies established by the Portfolio.
In addition, Contract Owners or participants/Annuitants and other persons with interests in the Contracts should be aware that the purchase and redemption orders received by the Portfolios generally are “omnibus” orders from intermediaries, such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the Portfolios in their ability to apply their frequent transfer/reallocation policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the Portfolios (and thus Contract Owners or participants/Annuitants) will not be harmed by transfer/reallocation activity relating to the other insurance companies and/or retirement plans that may invest in the Portfolios. If a Portfolio believes that an omnibus order reflects one or more transfer/reallocation requests from Contract Owners engaged in frequent transfer/reallocation trading activity, the Portfolio may reject the entire omnibus order.
In accordance with applicable law, we reserve the right to modify or terminate the transfer/reallocation privilege at any time. We also reserve the right to defer or restrict the transfer/reallocation privilege at any time that we are unable to purchase or redeem shares of any of the Portfolios, including any refusal or restriction on purchases or redemptions of their shares as a result of their own policies and procedures on frequent transfers/reallocations (even if an entire omnibus order is rejected due to the frequent transfers/reallocations of a single Contract Owner or participant/Annuitant). You should read the Portfolio prospectuses for more details.
Restrictions on Large Transfers/Reallocations. Large transfers/reallocations may increase brokerage and administrative costs of the underlying Portfolios and may disrupt portfolio management strategy, requiring a Portfolio to maintain a high cash position and possibly resulting in lost investment opportunities and forced liquidations. We do not monitor for large transfers/reallocations to or from Portfolios except where the Portfolio manager of a particular underlying Portfolio has brought large transfer/reallocation activity to our attention for investigation on a case-by-case basis. For example, some Portfolio managers have asked us to monitor for “block transfers” where transfer/reallocation requests have been submitted on behalf of multiple Contract Owners by a third party such as an investment adviser. When we detect such large trades, we may impose restrictions similar to those described above where future transfer/reallocation requests from that third party must be submitted in writing with an original signature. A first occurrence will result in a warning letter; a second occurrence will result in the imposition of this restriction for a six-month period; a third occurrence will result in the permanent imposition of the restriction.
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Access To Your Money
You may withdraw either all or part of your Account Value from the Deferred Annuity. Other than those made through the Systematic Withdrawal Program, withdrawals must be at least $500 (or the Account Value, if less). To process your request, we need the following information:
•	The percentage or dollar amount of the withdrawal; and
•	The Divisions (or Fixed Interest Account) from which You want the money to be withdrawn.
Your withdrawal may be subject to income taxes, tax penalties and Early Withdrawal Charges.
Generally, if You request, we will make payments directly to other investments on a tax-free basis. You may only do so if all applicable tax and state regulatory requirements are met and we receive all information necessary for us to make the payment. We may require You to use our original forms.
We may withhold payment of a withdrawal if any portion of those proceeds would be derived from your check that has not yet cleared (i.e., that could still be dishonored by your banking institution). We may use telephone, fax, Internet or other means of communication to verify that payment from your check has been or will be collected. We will not delay payment longer than necessary for us to verify that payment has been or will be collected. You may avoid the possibility of delay in the disbursement of proceeds coming from a check that has not yet cleared by providing us with a certified check.
You may submit a written withdrawal request, which must be received at your Administrative Office on or before the date the pay-out phase begins, that indicates that the withdrawal should be processed as of the date the pay-out phase begins, in which case the request will be deemed to have been received on, and the withdrawal amount will be priced according to, the Accumulation Unit Value calculated as of the date the pay-out phase begins.
Minimum Distribution
In order for You to comply with certain tax law provisions, You may be required to take money out of your Deferred Annuity. Rather than receiving your required minimum distribution in one annual lump-sum payment, You may request that we pay it to You in installments throughout the calendar year. However, we may require that You maintain a certain Account Value at the time You request these payments. We will terminate your participation in the program upon notification of your death.
Annual Contract Fee
There is no Separate Account Annual Contract Fee. You may pay a $20 annual fee from the Fixed Interest Account at the end of each Contract Year. if your Account Value is less than a certain amount.
Charges
There are two types of charges You pay while You have money in a Division:
•	Insurance-related charge (or Separate Account charge), and
•	Investment-related charge.
We describe these charges below. The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the designation of the charge or associated with the particular Contract. For example, the Early Withdrawal Charge may not fully cover all of the sales and distribution expenses
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actually incurred by us, and proceeds from other charges, including the Separate Account charge, may be used in part to cover such expenses. We can profit from certain Contract charges.
The Separate Account charge You pay will not reduce the number of Accumulation Units credited to You. Instead, we deduct the charge as part of the calculation of the Accumulation Unit Value.
Separate Account Charge
You will pay an insurance-related charge for the Separate Account (also described in this prospectus as a “Base Contract Charge”) that is no more than 0.95% annually of the average value of the amount You have in the Separate Account. This charge pays us for general administrative expenses and for the mortality and expense risk of the Deferred Annuity. MetLife guarantees that the Separate Account insurance-related charge will not increase while You have this Deferred Annuity.
General administrative expenses we incur include financial, actuarial, accounting, and legal expenses.
The mortality portion of the insurance-related charge pays us for the risk that You may live longer than we estimated. Then, we could be obligated to pay You more in payments from a pay-out option than we anticipated. Also, we bear the risk that the guaranteed death benefit we would pay should You die during your “pay-in” phase is larger than your Account Value. We also bear the risk that our expenses in administering the Deferred Annuities may be greater than we estimated (expense risk).
Portfolio Company Charge
Charges are deducted from and expenses are paid out of the assets of the Portfolios that are described in the prospectuses for those companies.
Premium and Other Taxes
Some jurisdictions tax what are called “annuity considerations.” These may apply to purchase payments, Account Values and death benefits. In most jurisdictions, we currently do not deduct any money from purchase payments, Account Values or death benefits to pay these taxes. Generally, our practice is to deduct money to pay premium taxes (also known as “annuity” taxes) only when You exercise a pay-out option. In certain jurisdictions, we may also deduct money to pay premium taxes on lump sum withdrawals or when You exercise a pay-out option. We may deduct an amount to pay premium taxes some time in the future since the laws and the interpretation of the laws relating to annuities are subject to change.
Premium taxes, if applicable, depend on the Deferred Annuity You purchase and your home state or jurisdiction. A chart in Appendix A shows the jurisdictions where premium taxes are charged and the amount of these taxes.
We also reserve the right to deduct from purchase payments, Account Value, withdrawals or income payments, any taxes (including but not limited to premium taxes) paid by us to any government entity relating to the Deferred Annuities. Examples of these taxes include, but are not limited to, generation skipping transfer tax or a similar excise tax under Federal or state tax law which is imposed on payments we make to certain persons and income tax withholdings on withdrawals and income payments to the extent required by law. We will, at our sole discretion, determine when taxes relate to the Deferred Annuities. We may, at our sole discretion, pay taxes when due and deduct that amount from the Account Value at a later date. Payment at an earlier date does not waive any right we may have to deduct amounts at a later date.
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We reserve the right to deduct from the Deferred Annuity for any income taxes which we incur because of the Deferred Annuity. In general, we believe under current Federal income tax law, we are entitled to hold reserves with respect to the Deferred Annuity that offset Separate Account income. If this should change, it is possible we could incur income tax with respect to the Deferred Annuity, and in that event we may deduct such tax from the Deferred Annuity. At the present time, however, we are not incurring any such income tax or making any such deductions.
Early Withdrawal Charges
An Early Withdrawal Charge of up to 7% may apply if You withdraw purchase payments within seven years of when they were credited to your Deferred Annuity. The Early Withdrawal Charge does not apply in certain situations or upon the occurrence of certain events or circumstances. To determine the Early Withdrawal Charge for Deferred Annuities, we treat your Fixed Interest Account and Separate Account as if they were a single account and ignore both your actual allocations and the Fixed Interest Account or Divisions from which the withdrawal is actually coming. To do this, we first assume that your withdrawal is from purchase payments that can be withdrawn without an Early Withdrawal Charge, then from other purchase payments on a “first-in-first-out” (oldest money first) basis and then from earnings. Once we have determined the amount of the Early Withdrawal Charge, we will then withdraw it from the Fixed Interest Account and the Divisions in the same proportion as the withdrawal is being made. In determining what the withdrawal charge is, we do not include earnings, although the actual withdrawal to pay it may come from earnings. However, if the Early Withdrawal Charge is greater than the available purchase payments, then we will take the Early Withdrawal Charges, in whole or in part, from your earnings.
For partial withdrawals, the Early Withdrawal Charge is determined by dividing the amount that is subject to the Early Withdrawal Charge by 100% minus the applicable percentage shown in the following chart. Then we will make the payment directed and withdraw the Early Withdrawal Charge. We will treat your request as a request for a full withdrawal if your Account Value is not sufficient to pay both the requested withdrawal and the Early Withdrawal Charge.
For a full withdrawal, we multiply the amount to which the withdrawal charge applies by the percentage shown, keep the result as an Early Withdrawal Charge and pay You the rest.
The Early Withdrawal Charge on purchase payments withdrawn is as follows:
During Purchase Payment Year	Percentage
1	7%
2	6%
3	5%
4	4%
5	3%
6	2%
7	1%
8 & Later	0%
Early Withdrawal Charges may be waived for certain Deferred Annuities because we have reduced sales costs associated with them.
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The Early Withdrawal Charge reimburses us for our costs in selling the Deferred Annuities. We may use our profits (if any) from the mortality and expense risk charge to pay for our costs to sell the Deferred Annuities which exceed the amount of Early Withdrawal Charges we collect. However, we believe that our sales costs may exceed the Early Withdrawal Charges we collect. If so, we will pay the difference out of our general profits.
When No Early Withdrawal Charge Applies
In some cases, we will not charge You the Early Withdrawal Charge when You make a withdrawal. We may, however, ask You to prove that You meet one of the conditions listed below.
You do not pay an Early Withdrawal Charge:
•	On transfers You make among the Divisions or to or from the Fixed Interest Account.
•	On withdrawals of purchase payments You made over seven years ago.
•	If You choose payments over one or more lifetimes or for a period of at least five years (without the right to accelerate the payments).
•	If You die during the pay-in phase. Your beneficiary will receive the full death benefit without deduction.
•	If your Contract permits and your spouse is substituted as the purchaser of the Deferred Annuity and continues the Contract, that portion of the Account Value that equals the “step up” portion of the death benefit.
•	If You withdraw the permitted free withdrawal each Contract Year. This total withdrawal may be taken in an unlimited number of partial withdrawals during that Contract Year. Each time You make a withdrawal, we calculate what percentage your withdrawal represents at that time. Only when the total of these percentages exceeds the specified percentage will You have to pay Early Withdrawal Charges. For the unallocated Keogh and other Deferred Annuities, generally You are allowed to take the “free withdrawal” on top of any other withdrawals which are otherwise exempt from the Early Withdrawal Charge. This is not true if your other withdrawals are in connection with a systematic termination or purchase payments made over seven years ago.
The percentage of your Account Value You are permitted without an Early Withdrawal Charge is for:
•	Unallocated Keogh Deferred Annuity, 20%.
•	Non-Qualified and IRA Deferred Annuities (depending on the Contract’s terms), either 10% of your Account Value or 10% of your Fixed Interest Account Value only.
•	If the withdrawal is required for You to avoid Federal income tax penalties or to satisfy Federal income tax rules or Department of Labor regulations that apply to your Deferred Annuity. This exception does not apply if You have a Non-Qualified or Roth IRA Deferred Annuity or if the withdrawal is to satisfy Section 72(t) requirements under the Code.
•	Except for the unallocated Keogh Deferred Annuity, if your Contract provides for this, and except in the state of Massachusetts, on your first withdrawal to which an Early Withdrawal Charge would otherwise apply, and either You or your spouse:
•	Has been a resident of certain nursing home facilities for a minimum of 90 consecutive days; or
•	Is diagnosed with a terminal illness and not expected to live more than a year.
•	Systematic Termination. For unallocated Keogh Deferred Annuities You may withdraw your total Account Value without an Early Withdrawal Charge when the Account Value is paid in annual installments based on the following percentages of your Account Value for that year’s withdrawal:

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Contract Year*	Percentage
1	20%
2	25%
3	33⅓%
4	50%
5	remainder
*	Less that Contract Year’s withdrawals.
Any money You withdraw in excess of these percentages in any Contract Year will be subject to Early Withdrawal Charges. You may stop the systematic termination of the Contract. If You ask to restart systematic termination, You begin at the beginning of the schedule listed above.
•	For the unallocated Keogh Deferred Annuity, if You are disabled and request a total withdrawal. Disability is defined in the Federal Social Security Act. If the unallocated Keogh Deferred Annuity is issued in connection with your retirement plan which is subject to the Employee Retirement Income Security Act of 1974 (“ERISA”) and if your plan document defines disability, your plan’s definition governs.
•	If You retire:
•	For the unallocated Keogh Deferred Annuity, if your plan defines retirement and You retire under that definition. If You are a “restricted” participant, according to the terms of the unallocated Keogh Deferred Annuity, You must have participated in the unallocated Keogh Deferred Annuity for the time stated in the Contract.
•	For certain Non-Qualified Deferred Annuities, if You retire from the employer and for certain others if You retire and receive retirement benefits from your employer’s qualified plan.
•	For certain IRA Deferred Annuities, if You retire from the employer.
•	If You leave your job:
•	For the unallocated Keogh Deferred Annuity, if You are a “restricted” participant, according to the terms of the unallocated Keogh Deferred Annuity, You must have participated in the unallocated Keogh Deferred Annuity for the time stated in the Contract.
•	For certain Non-Qualified Deferred Annuities, if You retire from your employer or, for certain others, if You leave your job and receive retirement benefits.
•	For certain IRA Deferred Annuities, if You leave your job with your employer.
•	For the unallocated Keogh Deferred Annuity, if your plan terminates and the Account Value is transferred into another annuity contract we issue.
•	For the unallocated Keogh Deferred Annuity, if You suffer from an unforeseen hardship.
•	For unallocated Keogh Deferred Annuity, if You make a direct transfer to another investment vehicle we have preapproved. If You are a “restricted” participant, according to the terms of the unallocated Keogh Deferred Annuity, You also must roll over your Account Value to a MetLife IRA within 120 days after You are eligible to receive a plan distribution.
•	If permitted in your state, for the unallocated Keogh Deferred Annuity, if you make a direct transfer to another funding option or annuity contract issued by us or one of our affiliates and we agree.
•	If You have transferred money which is not subject to a withdrawal charge (because You have satisfied contractual provisions for a withdrawal without the imposition of a contract withdrawal charge) from certain eligible MetLife contracts into the Deferred Annuity and the withdrawal is of these transferred
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amounts and we agree. Any purchase payments made after the transfer are subject to the usual Early Withdrawal Charge schedule.
When A Different Early Withdrawal Charge May Apply
If You transferred money from certain eligible MetLife contracts into a Deferred Annuity, You may have different Early Withdrawal Charges for these transferred amounts. Any purchase payments made after the transfer are subject to the usual Early Withdrawal Charge schedule.
•	Amounts transferred before January 1, 1996:
We credit your transfer amounts with the time You held them under your original Contract. Or, if it will produce a lower charge, we use the following schedule to determine Early Withdrawal Charges (determined as previously described) for transferred amounts from your original Contract:
During Purchase Payment Year	Percentage
1	5%
2	4%
3	3%
4	2%
5	1%
6 and Beyond	0%
•	Amounts transferred on or after January 1, 1996:
•	For certain Contracts which we issued at least two years before the date of transfer (except as noted below), we apply the withdrawal charge under your original Contract but not any of the original Contract's exceptions or reductions to the withdrawal charge percentage that do not apply to a Deferred Annuity. Or, if it will produce a lower charge, we use the following schedule to determine Early Withdrawal Charges for transferred amounts from your original Contract:

During Transfer Year	Percentage
1	5%
2	4%
3	3%
4	2%
5	1%
6 and Beyond	0%
•	If we issued the other Contract less than two years before the date of the transfer or it has a separate withdrawal charge for each purchase payment, we treat your purchase payments under the other Contract as if they were made under the Deferred Annuity as of the date we received them under that Contract.
•	Alternatively, if provided for in your Deferred Annuity, we credit your purchase payments with the time You held them under your original Contract.
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Divorce. A withdrawal made pursuant to a divorce or separation agreement is subject to the same Withdrawal Charge provisions described in this section, if permissible under tax law. In addition, the withdrawal will reduce the Account Value and the death benefit. The withdrawal could have a significant negative impact on the death benefit.
Free Look
You may cancel your Deferred Annuity within a certain time period. This is known as a “free look.” We must receive your request to cancel in writing by the appropriate day in your state, which varies from state to state. The time period may also vary depending on your age and whether You purchased your Deferred Annuity from us directly, through the mail or with money from another annuity or life insurance policy. Depending on state law, we may refund (i) all of your purchase payments or (ii) your Account Value as of the date your refund request is received at your Administrative Office in Good Order (this means you bear the risk of any decline in the value of your Contract due to the performance of the Divisions during the Free Look period).
Total Control Account
The beneficiary may elect to have the Contract’s death proceeds paid through a settlement option called the Total Control Account, subject to our current established administrative procedures and requirements. The Total Control Account is an interest-bearing account through which the beneficiary has immediate and full access to the proceeds, with unlimited draft writing privileges. We credit interest to the account at a rate that will not be less than a guaranteed minimum annual effective rate. You may also elect to have any Contract surrender proceeds paid into a Total Control Account established for You.
Assets backing the Total Control Account are maintained in our general account and are subject to the claims of our creditors. We will bear the investment experience of such assets; however, regardless of the investment experience of such assets, the interest credited to the Total Control Account will never fall below the applicable guaranteed minimum annual effective rate. Because we bear the investment experience of the assets backing the Total Control Account, we may receive a profit from these assets. The Total Control Account is not insured by the FDIC or any other governmental agency.
Pay-Out Options (or Income Options)
You may convert your Deferred Annuity into a regular stream of income after your “pay-in” or “accumulation” phase. The pay-out phase is often referred to as either “annuitizing” your Contract or taking an income annuity. When You select your pay-out option, You will be able to choose from the range of options we then have available. You have the flexibility to select a stream of income to meet your needs. If You decide You want a pay-out option, we withdraw some or all of your Account Value (less any premium taxes and applicable Contract fees), then we apply the net amount to the option. (See “Income Taxes” for a discussion of partial annuitization.) You are not required to hold your Deferred Annuity for any minimum time period before You may annuitize. The variable pay-out option may not be available in all states.
When considering a pay-out option, You should think about whether You want:
•	Payments guaranteed by us for the rest of your life (or for the rest of two lives);
•	Payments guaranteed by us for the rest of your life (or for the rest of two lives) or for a specified period;
•	A fixed dollar payment or a variable payment; or
•	A refund feature.
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Your income payment amount will depend upon your choices. For lifetime options, the age and sex (where permitted) of the measuring lives (annuitants) will also be considered. For example, if You select a pay-out option guaranteeing payments for your lifetime and your spouse’s lifetime, your payments will typically be lower than if You select a pay-out option with payments over only your lifetime. The terms of the Contract supplement to your Deferred Annuity will determine when your income payments start and the frequency with which You will receive your income payments. If You do not tell us otherwise, your Fixed Interest Account Value will be used to provide a Fixed Income Option and your Separate Account Value will be used to provide a variable pay-out income option.
You can change or extend the date income payments begin at any time before the date specified in the Contract with 30 days prior notice to us (subject to restrictions that may apply in your state, restrictions imposed by your selling firm and our current established administrative procedures).
Please be aware that once your Contract is annuitized, You are ineligible to receive the death benefit.
Because the features of variable pay-out options in the Deferred Annuities are identical to the features of Income Annuities, please read the sections under the “Income Annuities” heading for more information about the available income types and the value of your income payments, reallocations and charges of your Contract in the pay-out phase.
INCOME ANNUITIES
Income Annuities provide You with a regular stream of payments for either your lifetime or a specific period. You may choose the frequency of your income payments. For example, You may receive your payments on a monthly, quarterly, semi-annual or annual basis. You have the flexibility to select a stream of income to meet your needs. Income Annuities can be purchased so that You begin receiving payments immediately or You can apply the Account Value of your Deferred Annuity to a pay-out option to receive payments during your “pay-out” phase. With an Income Annuity purchased as an immediate annuity and not as a pay-out option to receive payments during your “pay-out” phase, You may defer receiving payments from us for one year after You have purchased an immediate annuity. You bear any investment risk during any deferral period. We no longer offer the Income Annuity.
We do not guarantee that your variable payments will be a specific amount of money. You may choose to have a portion of the payment fixed and guaranteed under the Fixed Income Option. If You annuitize your Deferred Annuity and should our current annuity rates for a fixed pay-out option for this type of Deferred Annuity provide for greater payments than those guaranteed in your Contract, the greater payment will be made.
Using proceeds from the following types of arrangements, You may purchase Income Annuities to receive immediate payments:
•	Non-Qualified
•	Unallocated Keogh
•	Roth IRAs
•	Traditional IRAs
If You have accumulated amounts in any of the listed investment vehicles, your lump sum withdrawal from that investment vehicle may be used to purchase an appropriate Income Annuity as long as income tax requirements are met.
If your retirement plan has purchased an Income Annuity, your choice of pay-out options may be subject to the terms of the plan. We may rely on your employer’s or plan administrator’s statements to us as to the terms of the
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plan or your entitlement to any payments. We will not be responsible for interpreting the terms of your plan. You should review your plan document to see how You may be affected.
Income Payment Types
Currently, we provide You with a wide variety of income payment types to suit a range of personal preferences. You decide the income payment type for your Income Annuity when You decide to take a pay-out option or at application. The decision is irrevocable.
There are three people who are involved in payments under your Income Annuity:
•	Owner: the person or entity which has all rights under the Income Annuity including the right to direct who receives payment.
•	Annuitant: the person whose life is the measure for determining the duration and sometimes the dollar amount of payments.
•	Beneficiary: the person who receives continuing payments or a lump sum payment if the Owner dies.
Many times, the Owner and the Annuitant are the same person.
When deciding how to receive income, consider:
•	The amount of income You need;
•	The amount You expect to receive from other sources;
•	The growth potential of other investments; and
•	How long You would like your income to last.
Your income payment amount will depend in large part on the type of income payment You choose. For example, if You select a “Lifetime Income Annuity for Two,” your payments will typically be lower than if You select a “Lifetime Income Annuity.” Income payment types that guarantee that payments will be made for a certain number of years regardless of whether the Annuitant or Joint Annuitant is alive (such as Lifetime Income Annuity with a Guarantee Period and Lifetime Income Annuity for Two with a Guarantee Period, as defined below) result in income payments that are smaller than with income payment types without such a guarantee (such as Lifetime Income Annuity and Lifetime Income Annuity for Two, as defined below). In addition, to the extent the income payment type has a guarantee period, choosing a shorter guarantee period will result in each income payment being larger. Where required by state law or under a qualified retirement plan, the Annuitant’s sex will not be taken into account in calculating income payments. Annuity rates will not be less than those guaranteed in the Contract at the time of purchase for the AIR and income payment type elected. Due to underwriting, administrative or Code considerations, the choice of the percentage reduction and/or the duration of the guarantee period may be limited. We reserve the right to commute or to otherwise pay the value of any remaining income payments over a period which would comply with Federal income tax law. Tax rules with respect to decedent Contracts may prohibit election of Lifetime Income for Two income types and/or may also prohibit payments for as long as the Owner’s life in certain circumstances. The terms of your Contract will determine when your income payments start and the frequency with which You will receive your income payments. When You select an income type, it will apply to both fixed income payments and variable income payments.
We reserve the right to limit or stop issuing any of the income types currently available based upon legal requirements or other considerations.
The following income payment types are available:
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Lifetime Income Annuity: A variable income that is paid as long as the Annuitant is living.
Lifetime Income Annuity with a Guarantee Period: A variable income that continues as long as the Annuitant is living but is guaranteed to be paid for a number of years. If the Annuitant dies before all of the guaranteed payments have been made, payments are made to the Owner of the annuity until the end of the guaranteed period. If the Owner dies during the guarantee period, payments will be made to the beneficiary in accordance with the Code. No payments are made once the guarantee period has expired and the Annuitant is no longer living.
Lifetime Income Annuity with a Refund: A variable income that is paid as long as the Annuitant is living and guarantees that the total of all income payments will not be less than the purchase payment that we received. If the Annuitant dies before the total of all income payments received equals the purchase payment, we will pay the Owner (or the beneficiary, if the Owner is not living) the difference in a lump sum.
Lifetime Income Annuity for Two: A variable income that is paid to the Annuitant(s) as long as the Contract Owner is living. After the Contract Owner dies, payments continue to be made to the Annuitant(s) either for (1) life (provided certain Federal tax law requirements are met) or (2) ten (10) years. Payments made for life to the Annuitant after the death of the Contract Owner may be the same as those made while the Contract Owner was living or may be a smaller percentage that is selected when the annuity is first converted to an income stream. No payments are made once the Annuitants are no longer living.
Lifetime Income Annuity for Two with a Guarantee Period: A variable income that continues as long as either of the two Annuitants is living but is guaranteed to be paid (unreduced by any percentage selected) for a number of years. If both Annuitants die before all of the guaranteed payments have been made, payments are made to the Owner of the annuity until the end of the guaranteed period. If the Owner dies during the guarantee period, payments will be made to the beneficiary in accordance with the Code. If one Annuitant dies after the guarantee period has expired, payments continue to be made as long as the other Annuitant is living. In that event, payments may be the same as those made while both Annuitants were living or may be a smaller percentage that is selected when the annuity is purchased. No payments are made once the guarantee period has expired and both Annuitants are no longer living.
Lifetime Income Annuity for Two with a Refund: A variable income that is paid as long as either Annuitant is living and guarantees that all income payments will not be less than the purchase payment that we received. After one Annuitant dies, payments continue to be made as long as the other Annuitant is living. In that event, payments may be the same as those made while both Annuitants were living or may be a smaller percentage that is selected when the annuity is purchased. If both Annuitants die before the total of all income payments received equals the purchase payment, we will pay the Owner (or the beneficiary, if the Owner is not living) the difference in a lump sum.
Income Annuity for a Guaranteed Period: A variable income payable for a guaranteed period of 5 to 30 years. As an administrative practice, we will consider factors such as your age and life expectancy in determining whether to issue a Contract with this income payment type. If the Owner dies before the end of the guarantee period, payments are made to the beneficiary in accordance with the Code. No payments are made after the guarantee period has expired.
Minimum Size of Your Income Payment
Your initial income payment must be at least $50. If You live in Massachusetts, the initial income payment must be at least $20. This means the amount used from a Deferred Annuity to provide a pay-out option must be large enough to provide this minimum initial income payment.
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Allocation
You decide what portion of your income payment is allocated among the Fixed Income Option and the Divisions.
The Value of Your Income Payments
Amount of Income Payments
Variable income payments from a Division will depend upon the number of Annuity Units held in that Division (described below) and the Annuity Unit Value (described later) as of the 10th day prior to a payment date.
The initial variable income payment is computed based on the amount of the purchase payment applied to the specific Division (net any applicable premium tax owed or Contract charge), the AIR, the age of the measuring lives and the income payment type selected. The initial payment amount is then divided by the Annuity Unit Value for the Division to determine the number of Annuity Units held in that Division. The number of Annuity Units held remains fixed for the duration of the Contract if no reallocations are made.
The dollar amount of subsequent variable income payments will vary with the amount by which investment performance is greater or less than the AIR.
Each Deferred Annuity provides that, when a pay-out option is chosen, the payment will not be less than the payment produced by the then-current Fixed Income Option purchase rates for that Contract class. The purpose of this provision is to assure the Annuitant that, at retirement, if the Fixed Income Option purchase rates for new Contracts are significantly more favorable than the rates guaranteed by a Deferred Annuity of the same class, the Owner will be given the benefit of the higher rates.
Annuity Units
Annuity Units are credited to You when You make a purchase payment or make a reallocation into a Division. Before we determine the number of Annuity Units to credit to You, we reduce a purchase payment (but not a reallocation) by any premium taxes and the Contract fee, if applicable. We then compute an initial income payment amount using the AIR, your income payment type and the age and sex (where permitted) of the measuring lives. We then divide the initial income payment (allocated to a Division) by the Annuity Unit Value on the date of the transaction. The result is the number of Annuity Units credited for that Division. The initial variable income payment is a hypothetical payment which is calculated based upon the AIR. The initial variable income payment is used to establish the number of Annuity Units. It is not the amount of your actual first variable income payment unless your first income payment happens to be within 10 days after we issue the Income Annuity. When You reallocate an income payment from a Division, Annuity Units supporting that portion of your income payment in that Division are liquidated.
AIR
Your income payments are determined by using the AIR to benchmark the investment experience of the Divisions You select. We currently offer a 3% and 4% AIR. Certain states may require a different AIR or a cap on what AIR may be chosen. The higher your AIR, the higher your initial variable income payment will be. Your next payment will increase approximately in proportion to the amount by which the investment experience (for the time period between the payments) for the underlying Portfolio minus the Separate Account charge (the resulting number is the net investment return) exceeds the AIR (for the time period between the payments). Likewise, your next payment will decrease to the approximate extent the investment experience (for the time period between the payments) for the underlying Portfolio minus the Separate Account charge (the net investment return) is less than
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the AIR (for the time period between the payments). A lower AIR will result in a lower initial variable income payment, but subsequent variable income payments will increase more rapidly or decline more slowly than if You had elected a higher AIR as changes occur in the investment experience of the Divisions.
The amount of each variable income payment is determined 10 days prior to your income payment date. If your first income payment is scheduled to be paid less than 10 days after your Contract’s issue date, then the amount of that payment will be determined on your Contract’s issue date.
The initial variable income payment is a hypothetical payment which is calculated based on the AIR. This initial variable income payment is used to establish the number of Annuity Units. It is not the amount of your actual first variable income payment unless your first income payment happens to be within 10 days after we issue the Income Annuity.
Valuation
This is how we calculate the Annuity Unit Value for each Division:
•	First, we determine the change in investment experience (which reflects the deduction for any investment-related charge) for the underlying Portfolio from the previous trading day to the current trading day;
•	Next, we subtract the daily equivalent of your insurance-related charge or Separate Account charge (general administrative expenses and mortality and expense risk charges) for each day since the last day the Annuity Unit Value was calculated; the resulting number is the net investment return;
•	Then, we multiply by an adjustment based on your AIR for each day since the last Annuity Unit Value was calculated; and
•	Finally, we multiply the previous Annuity Unit Value by this result.
Reallocations
You may make reallocations among the Divisions or from the Divisions to the Fixed Income Option. Once You reallocate your income payment into the Fixed Income Option You may not later reallocate amounts from the Fixed Income Option to the Divisions. If You reside in certain states You may be limited to four options (including the Fixed Interest Option).
Currently, there is no charge to make a reallocation. Your request for a reallocation tells us to move, in accordance with your instructions, the underlying Portfolio shares we have designated in the Divisions or other funds to generate your income payments.
Reallocations will be made as of the end of a business day, at the close of the Exchange, if received in Good Order prior to the close of the Exchange on that business day. All other reallocation requests in Good Order will be processed on the next business day.
For us to process a reallocation, You must tell us:
•	The percentage of the income payment to be reallocated;
•	The Divisions from which You want the income payment to be reallocated; and
•	The Divisions or Fixed Income Option (and the percentages allocated to each) to which You want the income payment to be reallocated.
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When You request a reallocation from a Division to the Fixed Income Option, the payment amount will be adjusted at the time of reallocation. Your payment may either increase or decrease due to this adjustment. The adjusted payment will be calculated in the following manner.
•	First, we update the income payment amount to be reallocated from the Division based upon the applicable Annuity Unit Value at the time of the reallocation;
•	Second, we use the AIR to calculate an updated annuity purchase rate based upon your age, if applicable, and expected future income payments at the time of the reallocation;
•	Third, we calculate another updated annuity purchase rate using our current annuity purchase rates for the Fixed Income Option on the date of your reallocation; and
•	Finally, we determine the adjusted payment amount by multiplying the updated income amount determined in the first step by the ratio of the annuity purchase rate determined in the second step divided by the annuity purchase rate determined in the third step.
When You request a reallocation from one Division to another, Annuity Units in one Division are liquidated and Annuity Units in the other Division are credited to You. There is no adjustment to the income payment amount. Future income payment amounts will be determined based on the Annuity Unit Value for the Division to which You have reallocated.
You generally may make a reallocation on any day the Exchange is open. At a future date we may limit the number of reallocations You may make, but never to fewer than one a month. If we do so, we will give You advance written notice. We may limit a beneficiary’s ability to make a reallocation.
Here are examples of the effect of a reallocation on the income payment:
•	Suppose You choose to reallocate 40% of your income payment supported by Division A to the Fixed Income Option and the recalculated income payment supported by Division A is $100. Assume that the updated annuity purchase rate based on the AIR is $125, while the updated annuity purchase rate based on fixed income annuity pricing is $100. In that case, your income payment from the Fixed Income Option will be increased by $40 x ($125 ÷ $100) or $50, and your income payment supported by Division A will be decreased by $40. (The number of Annuity Units in Division A will be decreased as well.)
•	Suppose You choose to reallocate 40% of your income payment supported by Division A to Division B and the recalculated income payment supported by Division A is $100. Then, your income payment supported by Division B will be increased by $40 and your income payment supported by Division A will be decreased by $40. (Changes will be made to the number of Annuity Units in both Divisions as well.)
Restrictions on Transfers
Restrictions on Frequent Transfers/Reallocations. Frequent requests from Contract Owners or participants/Annuitants to make transfers/reallocations may dilute the value of a Portfolio’s shares if the frequent transfers/reallocations involve an attempt to take advantage of pricing inefficiencies created by a lag between a change in the value of the securities held by the Portfolio and the reflection of that change in the Portfolio’s share price (“arbitrage trading”). Frequent transfers/reallocations involving arbitrage trading may adversely affect the long-term performance of the Portfolios, which may in turn adversely affect Contract Owners and other persons who may have an interest in the Contracts (e.g., participants/Annuitants).
We have policies and procedures that attempt to detect and deter frequent transfers/reallocations in situations where we determine there is a potential for arbitrage trading. Currently, we believe that such situations may be presented in the international, small-cap, and high-yield investment Portfolios. In addition, as described below, we
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intend to treat all American Funds® as Monitored Portfolios. We monitor transfer/reallocation activity in the following Monitored Portfolios:
•	American Funds Global Small Capitalization Fund
•	American Funds Growth Fund
•	American Funds Growth-Income Fund
•	Baillie Gifford International Stock Portfolio
•	Clarion Global Real Estate Portfolio
•	Harris Oakmark International Portfolio
•	Invesco Global Equity Portfolio
•	Invesco Small Cap Growth Portfolio
•	Loomis Sayles Small Cap Core Portfolio
•	Loomis Sayles Small Cap Growth Portfolio
•	MetLife MSCI EAFE® Index Portfolio
•	MetLife Russell 2000® Index Portfolio
•	MFS® Research International Portfolio
•	Neuberger Berman Genesis Portfolio
•	T. Rowe Price Small Cap Growth Portfolio
•	Western Asset Management Strategic Bond Opportunities Portfolio
We employ various means to monitor transfer/reallocation activity, such as examining the frequency and size of transfers/reallocations into and out of the Monitored Portfolios within given periods of time. For example, we currently monitor transfer/reallocation activity to determine if, for each category of international, small-cap, and high-yield Portfolios, in a 12-month period there were (1) six or more transfers/reallocations involving the given category; (2) cumulative gross transfers/reallocations involving the given category that exceed the current Account Value; and (3) two or more “round-trips” involving any Monitored Portfolio in the given category. A round-trip generally is defined as a transfer/reallocation in followed by a transfer/reallocation out within the next seven calendar days or a transfer/reallocation out followed by a transfer/reallocation in within the next seven calendar days, in either case subject to certain other criteria. We do not believe that other Portfolios present a significant opportunity to engage in arbitrage trading and therefore do not monitor transfer/reallocation activity in those Portfolios. We may change the Monitored Portfolios at any time without notice in our sole discretion.
As a condition to making their Portfolios available in our products, American Funds® requires us to treat all American Funds Portfolios as Monitored Portfolios under our current frequent transfer/reallocation policies and procedures. Further, American Funds® requires us to impose additional specified monitoring criteria for all American Funds Portfolios available under the Contract, regardless of the potential for arbitrage trading. We are required to monitor transfer/reallocation activity in American Funds Portfolios to determine if there were two or more transfers/reallocations in followed by transfers/reallocations out, in each case of a certain dollar amount or greater, in any 30-day period. A first violation of the American Funds® monitoring policy will result in a written notice of violation; each additional violation will result in the imposition of a six-month restriction during which period we will require all transfer/reallocation requests to or from an American Funds Portfolio to be submitted with an original signature. Further, as Monitored Portfolios, all American Funds Portfolios also will be subject to
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our current frequent transfer/reallocation policies, procedures and restrictions (described below), and transfer/reallocation restrictions may be imposed upon a violation of either monitoring policy.
Our policies and procedures may result in transfer/reallocation restrictions being applied to deter frequent transfers/reallocations. Currently, when we detect transfer/reallocation activity in the Monitored Portfolios that exceeds our current transfer/reallocation limits, we require future requests to or from any Monitored Portfolios under that Contract to be submitted in writing with an original signature. A first occurrence will result in a warning letter; a second occurrence will result in the imposition of this restriction for a six-month period; a third occurrence will result in the permanent imposition of this restriction.
The detection and deterrence of harmful transfer/reallocation activity involves judgments that are inherently subjective, such as the decision to monitor only those Portfolios that we believe are susceptible to arbitrage trading or the determination of the transfer/reallocation limits. Our ability to detect and/or restrict such transfer/reallocation activity may be limited by operational and technological systems, as well as our ability to predict strategies employed by Contract Owners or participants/Annuitants to avoid such detection. Our ability to restrict such transfer/reallocation activity also may be limited by provisions of the Contract. Accordingly, there is no assurance that we will prevent all transfer/reallocation activity that may adversely affect Contract Owners or participants/Annuitants and other persons with interests in the Contracts. We do not accommodate frequent transfers/reallocations in any Portfolio and there are no arrangements in place to permit any Contract Owner or participant/Annuitant to engage in frequent transfers/reallocations; we apply our policies and procedures without exception, waiver or special arrangement.
The Portfolios may have adopted their own policies and procedures with respect to frequent transfers/reallocations in their respective shares, and we reserve the right to enforce these policies and procedures. For example, Portfolios may assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period. The prospectuses for the Portfolios describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Although we may not have the contractual authority or the operational capacity to apply the frequent transfer/reallocation policies and procedures of the Portfolios, we have entered into a written agreement, as required by SEC regulation, with each Portfolio or its principal underwriter that obligates us to provide to the Portfolio promptly upon request certain information about the trading activity of individual Contract Owners, and to execute instructions from the Portfolio to restrict or prohibit further purchases or transfers/reallocations by specific Contract Owners who violate the frequent transfer/reallocation policies established by the Portfolio.
In addition, Contract Owners or participants/Annuitants and other persons with interests in the Contracts should be aware that the purchase and redemption orders received by the Portfolios generally are “omnibus” orders from intermediaries, such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the Portfolios in their ability to apply their frequent transfer/reallocation policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the Portfolios (and thus Contract Owners or participants/Annuitants) will not be harmed by transfer/reallocation activity relating to the other insurance companies and/or retirement plans that may invest in the Portfolios. If a Portfolio believes that an omnibus order reflects one or more transfer/reallocation requests from Contract Owners engaged in frequent transfer/reallocation trading activity, the Portfolio may reject the entire omnibus order.
In accordance with applicable law, we reserve the right to modify or terminate the transfer/reallocation privilege at any time. We also reserve the right to defer or restrict the transfer/reallocation privilege at any time that we are
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unable to purchase or redeem shares of any of the Portfolios, including any refusal or restriction on purchases or redemptions of their shares as a result of their own policies and procedures on frequent transfers/reallocations (even if an entire omnibus order is rejected due to the frequent transfers/reallocations of a single Contract Owner or participant/Annuitant). You should read the Portfolio prospectuses for more details.
Restrictions on Large Transfers/Reallocations. Large transfers/reallocations may increase brokerage and administrative costs of the underlying Portfolios and may disrupt portfolio management strategy, requiring a Portfolio to maintain a large cash position and possibly resulting in lost investment opportunities and forced liquidations. We do not monitor for large transfers/reallocations to or from Portfolios except where the Portfolio manager of a particular underlying Portfolio has brought large transfer/reallocation activity to our attention for investigation on a case-by-case basis. For example, some portfolio managers have asked us to monitor for “block transfers” where transfer/reallocation requests have been submitted on behalf of multiple Contract Owners by a third party such as an investment adviser. When we detect such large trades, we may impose restrictions similar to those described above where future transfer/reallocation requests from that third party must be submitted in writing with an original signature. A first occurrence will result in a warning letter; a second occurrence will result in the imposition of this restriction for a six-month period; a third occurrence will result in the permanent imposition of the restriction.
Contract Fee
There is no Contract fee under the Income Annuities.
Charges
There are two types of charges You pay if You allocate any of your income payment to the Divisions:
•	Insurance-related charge (or Separate Account charge); and
•	Investment-related charge.
We describe these charges below. The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the designation of the charge or associated with the particular Contract. We can profit from certain Contract charges.
The Separate Account charge You pay will not reduce the number of Annuity Units credited to You. Instead, we deduct the charges as part of the calculation of the Annuity Unit Value.
Separate Account Charge
You will pay an insurance-related charge for the Separate Account that is no more than 0.95% annually of the average value of the amounts in the Separate Account. This charge pays us for general administrative expenses and for mortality and expense risk of the Income Annuity.
General administrative expenses we incur include financial, actuarial, accounting, and legal expenses.
The mortality portion of the insurance-related charge pays us for the risk that You may live longer than we estimated. Then, we could be obligated to pay You more in payments than we anticipated.
We also bear the risk that our expenses in administering the Income Annuities will be greater than we estimated (expense risk).
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Investment-Related Charge
This charge has two components. The first pays the investment managers for managing money in the Portfolios. The second consists of Portfolio operating expenses and 12b-1 Plan fees. One class of shares available to the Income Annuities has 12b-1 Plan fees, which pay for distribution expenses. The percentage You pay for the investment-related charge depends on the Divisions You select. Investment-related charges for each Portfolio for the previous year are listed in the Table of Expenses.
Premium and Other Taxes
Some jurisdictions tax what are called “annuity considerations.” We deduct money to pay “premium” taxes (also known as “annuity” taxes) when You make the purchase payment.
Premium taxes, if applicable, depend on the Income Annuity You purchased and your home state or jurisdiction. A chart in Appendix A shows the jurisdictions where premium taxes are charged and the amount of these taxes.
We also reserve the right to deduct from purchase payments, withdrawals or income payments, any taxes (including but not limited to premium taxes) paid by us to any government entity relating to the Income Annuities. Examples of these taxes include, but are not limited to, generation skipping transfer tax or a similar excise tax under Federal or state tax law which is imposed on payments we make to certain persons and income tax withholdings on withdrawals and income payments to the extent required by law. We will, at our sole discretion, determine when taxes relate to the Income Annuities. We may, at our sole discretion, pay taxes when due and deduct the corresponding amount from income payments at a later date. Payment at an earlier date does not waive any right we may have to deduct amounts at a later date.
We reserve the right to deduct from the Income Annuity for any income taxes which we incur because of the Income Annuity. In general, we believe under current Federal income tax law, we are entitled to hold reserves with respect to the Income Annuity that offset Separate Account income. If this should change, it is possible we could incur income tax with respect to the Income Annuity, and in that event we may deduct such tax from the Income Annuity. At the present time, however, we are not incurring any such income tax or making any such deductions.
Free Look
You may cancel your Income Annuity within a certain time period. This is known as a “free look.” We must receive your request to cancel in writing by the appropriate day in your state, which varies from state to state. The “free look” may also vary depending on your age and whether You purchased your Income Annuity from us directly, through the mail or with money from another annuity or life insurance policy. Depending on state law, we may refund (i) all of your purchase payment or (ii) the value of your Accumulation Units as of the date your refund request is received at your Administrative Office in Good Order (this means you bear the risk of any decline in the value of your Contract due to the performance of the Divisions during the Free Look period).
If You do not cancel your Income Annuity during the “free-look” period, your decision to purchase the Income Annuity is irrevocable.
You do not have a “free look” if You are electing income payments in the pay-out phase of your Deferred Annuity.
BENEFITS AVAILABLE UNDER THE CONTRACT
The following table summarizes information about the benefits available under the Contract:
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Name of Benefit	Purpose	Is Benefit Standard or Optional?	Maximum Fee	Brief Description of Restrictions/Limitations
Basic Death Benefit	The Contract’s Death Proceeds at any time are the greater of: (1) the sum of all purchase payments adjusted for any premium tax, outstanding loan amount, and prior surrenders; or (2) the current Contract Value of the Participant’s Individual Account.	Standard	None	• Withdrawals or loans could significantly reduce the benefit.
The Equity Generator®	An amount equal to the interest earned in the Fixed Interest Account is transferred monthly to any one Division based on your selection.	Standard	None	• Benefit limits available investment options. • If your Fixed Interest Account Balance at the time of a scheduled transfer is zero, this strategy is automatically discontinued.
The Equalizer	Each quarter, amounts are transferred between the Fixed Interest Account and your chosen Division to make the value of each equal.	Standard		• Not available to all Deferred Annuities
The Rebalancer®	You select a specific asset allocation for your entire Account Balance from among the Divisions and the Fixed Interest Account, if available. Each quarter we transfer amounts among these options to bring the percentage of your Account Balance in each option back to your original allocation.	Standard	None	• Benefit limits available investment options. • In the future, we may permit You to allocate less than 100% of your Account Balance to this strategy.
The Index Selector®	You may select one of five asset allocation	Standard	None	• Benefit limits available investment
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Name of Benefit	Purpose	Is Benefit Standard or Optional?	Maximum Fee	Brief Description of Restrictions/Limitations
	models which are designed to correlate to various risk tolerance levels. Each quarter the percentage in each of the Divisions in which the model invests and any Fixed Interest Account is brought back to the selected model percentage by transferring amounts among the Divisions and any Fixed Interest Account.			options. • The Index Selector is not available with the Optional Lifetime Withdrawal Guarantee.
Systematic Withdrawal Program.	Before the Maturity Date, You can arrange to have money sent to You at set intervals throughout the year.	Optional	None	• Any applicable income and penalty taxes will apply on amounts withdrawn. Withdrawals in excess of the annual free withdrawal allowance may be subject to a withdrawal charge.
• To elect systematic withdrawals You must have a Contract Value of at least $5,000
Death Benefit — Generally
One of the insurance guarantees we provide You under your Deferred Annuity is that your beneficiaries will be protected during the “pay-in” phase against market downturns. You name your beneficiary(ies) under the Non-Qualified and IRA Deferred Annuities. (There is no death benefit for the unallocated Keogh Deferred Annuity).
If You die during the pay-in phase, the death benefit the beneficiary receives will be the greatest of:
•	Your Account Value;
•	Your highest Account Value as of December 31 following the end of your fifth Contract Year and at the end of every other five year period. In any case, less any later partial withdrawals, fees and charges; or
•	The total of all of your purchase payments less any partial withdrawals (including any applicable Early Withdrawal Charge).
The death benefit is determined as of the end of the business day on which we receive both due proof of death and an election for the payment method.
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If we are notified of your death before any requested transaction is completed (including transactions under automated investment strategies, the minimum distribution program and the Systematic Withdrawal Program), we will cancel the request. As described above, the death benefit will be determined when we receive proof of death and an election for the payment method.
Until the beneficiary (or each beneficiary if there are multiple beneficiaries) submits the necessary documentation in Good Order, the Account Value attributable to his/her portion of the death benefit remains in the Divisions and is subject to investment risk.
Where there are multiple beneficiaries, the death benefit will only be determined as of the time the first beneficiary submits the necessary documentation in Good Order. If the death benefit payable is an amount that exceeds the Account Value on the day it is determined, we will apply to the Contract an amount equal to the difference between the death benefit payable and the Account Value in accordance with the current allocation of the Account Value. The remaining death benefit amounts are held in the Divisions until each of the other beneficiaries submits the necessary documentation in Good Order to claim his/her death benefit. Any death benefit amounts held in the Divisions on behalf of the remaining beneficiaries are subject to investment risk. There is no additional death benefit guarantee.
Your beneficiary has the option to apply the death benefit (less any applicable premium and other taxes) to a pay-out option offered under your Deferred Annuity. Your beneficiary may, however, decide to take the payment in one sum, including either by check, by placing the amount in an account that earns interest, or by any other method of payment that provides the beneficiary with immediate and full access to the proceeds, or under other settlement options that we may make available.
If permitted in the Contract, if the beneficiary is your spouse, he/she may be substituted as the purchaser of the Non-Qualified and Traditional IRA Deferred Annuities and continue the Contract under the terms and conditions of the Contract that applied prior to the Owner’s death, with certain exceptions described in the Contract. In that case, the Account Value will be reset to equal the death benefit on the date the spouse continues the Non-Qualified and Traditional IRA Deferred Annuities. (Any additional amounts added to the Account Value will be allocated in the same proportions to each balance in a Division and the Fixed Interest Account as each bears to the total Account Value.) If the spouse continues the Non-Qualified and Traditional IRA Deferred Annuities, the death benefit is calculated as previously described, except, all values used to calculate the death benefit, which may include highest Account Value as of December 31 following the end of the fifth Contract Year and every other five-year period, are reset on the date the spouse continues the Non-Qualified and Traditional IRA Deferred Annuities. Your spouse may make additional purchase payments and transfers and exercise any other rights as a purchaser of the Contract. Any applicable Early Withdrawal Charges will be assessed against future withdrawals.
Your beneficiary may also continue the Traditional IRA Deferred Annuity in your name. In that case the Account Value is reset to equal the death benefit on the date the beneficiary submits the necessary documentation in Good Order (additional amounts added to the Account Value will be allocated in the same proportions to each value in a Division and the Fixed Interest Account as each bears to the total Account Value). There is no second death benefit payable upon the death of the beneficiary. Your beneficiary may not make additional purchase payments; he or she is permitted to make transfers. Your beneficiary will not bear any Early Withdrawal Charges. There is no death benefit after the pay-out phase begins, however, depending on the pay-out option you select, any remaining guarantee will be paid to your beneficiary.
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Systematic Withdrawal Program
You may choose to automatically withdraw a specific dollar amount or a percentage of your Account Value each Contract Year. This amount is then paid in equal portions throughout the Contract Year, according to the time frame You select, e.g., monthly, quarterly, semi-annually or annually. Once the Systematic Withdrawal Program is initiated, the payments will automatically renew each Contract Year. Income taxes, tax penalties and Early Withdrawal Charges may apply to your withdrawals. Program payment amounts are subject to our required minimums and administrative restrictions. Your Account Value will be reduced by the amount of your Systematic Withdrawal Program payments and applicable withdrawal charges. Payments under this program are not the same as income payments You would receive from a Deferred Annuity pay-out option or under an Income Annuity.
If You elect to withdraw a dollar amount, we will pay You the same dollar amount each Contract Year. If You elect to withdraw a percentage of your Account Value, each Contract Year, we recalculate the amount You will receive based on your new Account Value.
If You do not provide us with your desired allocation, or there are insufficient amounts in the Divisions or the Fixed Interest Account that You selected, the payments will be taken out pro rata from the Fixed Interest Account and any Divisions in which You have an Account Value.
Calculating Your Payment Based on a Percentage Election for the First Contract Year You Elect the Systematic Withdrawal Program: If You choose to receive a percentage of your Account Value, we will determine the amount payable on the date these payments begin. When You first elect the program, we will pay this amount over the remainder of the Contract Year. For example, if You select to receive payments on a monthly basis with the percentage of your Account Value You request equaling $12,000, and there are six months left in the Contract Year, we will pay You $2,000 a month.
Calculating Your Payment for Subsequent Contract Years of the Systematic Withdrawal Program: For each subsequent year that your Systematic Withdrawal Program remains in effect, we will deduct from your Deferred Annuity and pay You over the Contract Year either the amount that You chose or an amount equal to the percentage of your Account Value You chose. For example, if You select to receive payments on a monthly basis, ask for a percentage and that percentage of your Account Value equals $12,000 at the start of a Contract Year, we will pay You $1,000 a month.
If You do not provide us with your desired allocation, or there are insufficient amounts in the Divisions or the Fixed Interest Account that You selected, the payments will be taken out pro rata from the Fixed Interest Account and any Divisions in which You then have money.
Selecting a Payment Date: You select a payment date which becomes the date we make the withdrawal. We must receive your request in Good Order at least 10 days prior to the selected payment date. (If You would like to receive your Systematic Withdrawal Program payment on or about the first of the month, You should request payment by the 20th day of the month.) If we do not receive your request in time, we will make the payment the following month on the date You selected. If You do not select a payment date, we will automatically begin systematic withdrawals within 30 days after we receive your request. Changes in the dollar amount, percentage or timing of the payments can be made at any time. If You make any of these changes, we will treat your request as though You were starting a new Systematic Withdrawal Program. You may request to stop your Systematic Withdrawal Program at any time. We must receive any request in Good Order at your Administrative Office at least 30 days in advance.
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Although we need your written authorization to begin this program, You may cancel this program at any time by telephone or by writing to us at your Administrative Office. We will also terminate your participation in the program upon notification of your death.
Systematic Withdrawal Program payments may be subject to an Early Withdrawal Charge unless an exception to this charge applies. For purposes of determining how much of the annual payment amount is exempt from this charge under the free withdrawal provision (discussed later), all payments from a Systematic Withdrawal Program in a Contract Year are characterized as a single lump sum withdrawal as of your first payment date in that Contract Year. When You first elect the program, we will calculate the percentage of your Account Value your Systematic Withdrawal Program payment represents based on your Account Value on the first Systematic Withdrawal Program payment date. For all subsequent Contract Years, we will calculate the percentage of your Account Value your Systematic Withdrawal Program payment represents based on your Account Value on the first Systematic Withdrawal Program payment date of that Contract Year. We will determine separately the Early Withdrawal Charge and any relevant factors (such as applicable exceptions) for each Systematic Withdrawal Program payment as of the date it is withdrawn from your Deferred Annuity.
GENERAL INFORMATION
Administration
All transactions will be processed in the manner described below.
Purchase Payments
Send your purchase payments, by check, cashier’s check or certified check made payable to “MetLife,” to your Administrative Office. (We reserve the right to receive purchase payments by other means acceptable to us.) We do not accept cash, money orders or traveler’s checks. We will provide You with all necessary forms. We must have all documents in Good Order to credit your purchase payments.
We reserve the right to refuse purchase payments made via a personal check in excess of $100,000. Purchase payments over $100,000 may be accepted in other forms, including but not limited to, EFT/wire transfers, certified checks, corporate checks, and checks written on financial institutions. The form in which we receive a purchase payment may determine how soon subsequent disbursement requests may be fulfilled. (See “Access To Your Money.”) If You send your purchase payments or transaction requests to an address other than the one we have designated for receipt of such purchase payments or requests, we may return the purchase payment to You, or there may be delay in applying the purchase payment or transaction to your Contract.
Purchase payments (including any portion of your Account Value under a Deferred Annuity which You apply to a pay-out option) are effective and valued as of the close of the Exchange, on the day we receive them in Good Order at your Administrative Office, except when they are received:
•	On a day when the Accumulation Unit Value/Annuity Unit Value is not calculated, or
•	After the close of the Exchange.
In those cases, the purchase payments will be effective the next day the Accumulation Unit Value or Annuity Unit Value, as applicable, is calculated. If payments on your behalf are not made in a timely manner, there may be a delay in when amounts are credited.
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We reserve the right to credit your initial purchase payment to You within two days after its receipt at your Administrative Office. However, if You fill out our forms incorrectly or incompletely or other documentation is not completed properly or otherwise not in Good Order, we have up to five business days to credit the payment. If the problem cannot be resolved by the fifth business day, we will notify You and give You the reasons for the delay. At that time, You will be asked whether You agree to let us keep your money until the problem is resolved. If You do not agree or we cannot reach You by the fifth business day, your money will be returned.
Under certain group Deferred Annuities and group Income Annuities, your employer, or the group in which You are a participant or member must identify You on their reports to us and tell us how your money should be allocated among the Divisions and the Fixed Interest Account/Fixed Income Option.
Confirming Transactions
You will receive a statement confirming that a transaction was recently completed. Certain transactions made on a periodic basis, such as Systematic Withdrawal Program payments, and automated investment strategy transfers, may be confirmed quarterly. You may elect to have your income payments sent to your residence or have us deposit payments directly into your bank account. Periodically, You may receive additional information from us about the Income Annuity. Unless You inform us of any errors within 60 days of receipt, we will consider these communications to be accurate and complete.
Processing Transactions
We permit You to request transactions by mail and telephone. We make Internet access available to You for your Deferred Annuity. We may suspend or eliminate telephone or Internet privileges at any time, without prior notice. We reserve the right not to accept requests for transactions by facsimile.
If mandated by applicable law, including, but not limited to, Federal anti-money laundering laws, we may be required to reject a purchase payment. We may also be required to block an Owner’s account and, consequently, refuse to implement any requests for transfers/reallocations, withdrawals, surrenders or death benefits, until instructions are received from the appropriate governmental authority.
By Telephone or Internet
You may obtain information and initiate a variety of transactions about your Deferred Annuity by telephone or the Internet virtually 24 hours a day, 7 days a week, unless prohibited by state law or your employer. Some of the information and transactions accessible to You include:
•	Account Value
•	Unit Values
•	Current rates for the Fixed Interest Account
•	Transfers
•	Changes to investment strategies
•	Changes in the allocation of future purchase payments.
For your Deferred Annuity in the pay-out phase or Income Annuity, You may obtain information and initiate transactions through our toll-free number, 1-800-638-7732. Our customer service consultants are available by telephone between 8:00 a.m. and 6:00 p.m. Eastern Time each business day.
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Your transaction must be in Good Order and completed prior to the close of the Exchange on one of our business days if You want the transaction to be valued and effective on that day. Transactions will not be valued and effective on a day when the Accumulation or Annuity Unit Value is not calculated or after the close of the Exchange. We will value and make effective these transactions on our next business day.
We will use reasonable procedures such as requiring certain identifying information, tape recording the telephone instructions, and providing written confirmation of the transaction, in order to confirm that instructions communicated by telephone, fax, Internet or other means are genuine. Any telephone, fax or Internet instructions reasonably believed by us to be genuine will be your responsibility, including losses arising from any errors in the communication of instructions. As a result of this policy, You will bear the risk of loss. If we do not employ reasonable procedures to confirm that instructions communicated by telephone, fax or Internet are genuine, we may be liable for any losses due to unauthorized or fraudulent transactions. All other requests and elections under your Contract must be in writing signed by the proper party, must include any necessary documentation and must be received at your Administrative Office to be effective. If acceptable to us, requests or elections relating to beneficiaries and ownership will take effect as of the date signed unless we have already acted in reliance on the prior status. We are not responsible for the validity of any written request or action.
Telephone and Computer Systems
Telephone and computer systems may not always be available. Any telephone or computer system, whether it is yours, your service provider’s, your agent’s, or ours, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you experience technical difficulties or problems, You should make your transaction request in writing to your Administrative Office.
Response times for the telephone or Internet may vary due to a variety of factors, including volumes, market conditions and performance of systems.
We are not responsible or liable for:
•	any inaccuracy, error, or delay in or omission of any information You transmit or deliver to us; or
•	any loss or damage You may incur because of such inaccuracy, error, delay or omission; non-performance; or any interruption of information beyond our control.
After Your Death
If we are notified of your death before any requested transaction is completed (including transactions under automated investment strategies, the minimum distribution program and the Systematic Withdrawal Program), we will cancel the request. For example, if You request a transfer or withdrawal for a date in the future under a Deferred Annuity and then die before that date, we will cancel the request. As described above, the death benefit will be determined when we receive due proof of death and an election for the payment method. For Income Annuity reallocations, we will cancel the request and continue making payments to your beneficiary if your Income Annuity so provides. For a Deferred Annuity in the pay-out phase and Income Annuity reallocations, we will cancel the request and continue making payments to your beneficiary if your Income Annuity or Deferred Annuity in the pay-out phase so provides. Or, depending on your Income Annuity’s or annuitized Deferred Annuity’s provisions, we may continue making payments to a joint Annuitant or pay your beneficiary a refund.
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Abandoned Property Requirements
Every state has unclaimed property laws which generally declare non-ERISA (“Employee Retirement Income Security Act of 1974”) annuity Contracts to be abandoned after a period of inactivity of three to five years from the Contract’s maturity date (the latest day on which annuity payments may begin under the Contract) or the date the death benefit is due and payable. For example, if the payment of a death benefit has been triggered, but, if after a thorough search, we are still unable to locate the beneficiary of the death benefit, or the beneficiary does not come forward to claim the death benefit in a timely manner, the death benefit will be paid to the abandoned property division or unclaimed property office of the state in which the beneficiary or the Contract Owner last resided, as shown on our books and records, or to our state of domicile. (Escheatment is the formal, legal name of this process.) However, the state is obligated to pay the death benefit (without interest) if your beneficiary steps forward to claim it with the proper documentation and within certain mandated time periods. To prevent your Contract’s proceeds from being paid to the state abandoned or unclaimed property office, it is important that You update your beneficiary designations, including addresses, if and as they change. Please call 1-800-638-7732 to make such changes.
Misstatement
We may require proof of age of the Annuitant, Owner, or beneficiary before making any payments under this Contract that are measured by the Annuitant’s, Owner’s, or beneficiary’s life. If the age of the Annuitant, Owner, or beneficiary has been misstated, the amount payable will be the amount that the Account Value would have provided at the correct age.
Once income payments have begun, any underpayments will be made up in one sum with the next income payment or in any other manner agreed to by us. Any overpayments will be deducted first from future income payments. In certain states we are required to pay interest on any underpayments.
Cybersecurity
Our variable annuity contract business is largely conducted through digital communications and data storage networks and systems operated by us and our service providers or other business partners (e.g., the Portfolios and the firms involved in the distribution and sale of our variable annuity contracts). For example, many routine operations, such as processing your requests and elections and day-to-day record keeping, are all executed through computer networks and systems. We have established administrative and technical controls and a business continuity plan to protect our operations against cybersecurity breaches. Despite these protocols, a cybersecurity breach could have a material, negative impact on MetLife and the Separate Account, as well as You and your Contract. Our operations also could be negatively affected by a cybersecurity breach at a third party, such as a governmental or regulatory authority or another participant in the financial markets. Cybersecurity breaches can be intentional or unintentional events, and can occur through unauthorized access to computer systems, networks or devices; infection from computer viruses or other malicious software code; or attacks that shut down, disable, slow or otherwise disrupt operations, business processes or website access or functionality. Cybersecurity breaches can interfere with our processing of contract transactions, including the processing of transfer orders from our website or with the Portfolios; impact our ability to calculate Accumulation Unit Values; cause the release and possible destruction of your confidential information or business information; or impede order processing or cause other operational issues. Although we continually make efforts to identify and reduce our exposure to cybersecurity risk, there is no guarantee that we will be able to successfully manage this risk at all times.
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Other Matters
The novel coronavirus COVID-19 pandemic is causing illnesses and deaths. This pandemic, other pandemics, and their related major public health issues are having a major impact on the global economy and financial markets. Governmental and non-governmental organizations may not effectively combat the spread and severity of such a pandemic, increasing its harm to the Company. Any of these events could materially adversely affect the Company’s operations, business, financial results, or financial condition.
Third Party Requests
Generally, we only accept requests for transactions or information from You. We reserve the right not to accept or to process transactions requested on your behalf by third parties. This includes processing transactions by an agent You designate, through a power of attorney or other authorization, who has the ability to control the amount and timing of transfers/reallocations for a number of other Contract Owners, and who simultaneously makes the same request or series of requests on behalf of other Contract Owners.
Valuation — Suspension of Payments
We separately determine the Accumulation Unit Value and Annuity Unit Value for each Division once each day at the close of the Exchange when the Exchange is open for trading. If permitted by law, we may change the period between calculations but we will give You 30 days notice.
When You request a transaction, we will process the transaction on the basis of the Accumulation Unit Value or Annuity Unit Value next determined after receipt of a purchase payment or transfer request. Subject to our procedure, we will make withdrawals and transfers/reallocations at a later date, if You request. If your withdrawal request is to elect a variable pay-out option under your Deferred Annuity, we base the number of Annuity Units You receive on the next available Annuity Unit Value.
We reserve the right to suspend or postpone payment for a withdrawal, income payment or transfer/reallocation when:
•	rules of the SEC so permit (trading on the Exchange is limited, the Exchange is closed other than for customary weekend or holiday closings or an emergency exists which makes pricing or sale of securities not practicable); or
•	during any other period when the SEC by order so permits.
Advertising Performance
We periodically advertise the performance of the Divisions. You may get performance information from a variety of sources including your quarterly statements, your sales representative (where applicable), the Internet, annual reports and semiannual reports. All performance numbers are based upon historical earnings. These numbers are not intended to indicate future results. We may state performance in terms of “yield,” “change in Accumulation Unit Value/Annuity Unit Value,” “average annual total return” or some combination of these terms.
Yield is the net income generated by an investment in a particular Division for 30 days or a month. These figures are expressed as percentages. This percentage yield is compounded semiannually. The yield of the money market Divisions refers to the income generated by an investment in the Division over a seven-day period. This income is then annualized, by assuming that the same amount of income is generated each week over a 52-week period, and the total income is shown as a percentage of the investment.
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Change in Accumulation/Annuity Unit Value (“Non-Standard Performance”) is calculated by determining the percentage change in the value of an Accumulation (or Annuity) Unit for a certain period. These numbers may also be annualized. Change in Accumulation/Annuity Unit Value may be used to demonstrate performance for a hypothetical investment (such as $10,000) over a specified period. These performance numbers reflect the deduction of the total Separate Account charges; however, yield and change in Accumulation/Annuity Unit Value performance do not reflect the possible imposition of Early Withdrawal Charges. Early Withdrawal Charges would reduce performance experience.
Average annual total return calculations (“Standard Performance”) reflect all Separate Account charges and applicable Early Withdrawal Charges since the Division inception date, which is the date the corresponding Portfolio or predecessor Portfolio was first offered under the Separate Account that funds the Deferred Annuity or Income Annuity. These presentations for the Income Annuities reflect a 3% benchmark AIR. These figures also assume a steady annual rate of return.
For purposes of presentation of Non-Standard Performance, we may assume that the Deferred Annuities and the Income Annuities were in existence prior to the inception date of the Divisions in the Separate Account that funds the Deferred Annuities and the Income Annuities. In these cases, we calculate performance based on the historical performance of the underlying Brighthouse Trust I, Brighthouse Trust II and American Funds® Portfolios since the Portfolio inception date. We use the actual Accumulation Unit or Annuity Unit data after the inception date. Any performance data that includes all or a portion of the time between the Portfolio inception date and the Division inception date is hypothetical. Hypothetical returns indicate what the performance data would have been if the Deferred Annuities or Income Annuities had been introduced as of the Portfolio inception date.
We may also present average annual total return calculations which reflect all Separate Account charges and applicable withdrawal charges since the Portfolio inception date. We use the actual Accumulation Unit or Annuity Unit data after the inception date. Any performance data that includes all or a portion of the time between the Portfolio inception date and the Division inception date is hypothetical. Hypothetical returns indicate what the performance data would have been if the Deferred Annuities and Income Annuities had been introduced as of the Portfolio inception date.
We calculate performance for certain investment strategies including the Equalizer, Equity Generator and each asset allocation model of the Index Selector. We calculate the performance as a percentage by presuming a certain dollar value at the beginning of a period and comparing this dollar value with the dollar value based on historical performance at the end of that period. This percentage return assumes that there have been no withdrawals or other unrelated transactions.
We may state performance for the Divisions of the Income Annuity which reflect deduction of the Separate Account charge and investment-related charge, if accompanied by the annualized change in Annuity Unit Value.
We may demonstrate hypothetical values of income payments over a specified period based on historical net asset values of the Portfolios and the historical Annuity Unit Values and the applicable annuity purchase rate, either for an individual for whom the illustration is to be produced or based upon certain assumed factors (e.g., male, age 65). These presentations reflect the deduction of the maximum Separate Account charge and investment-related charges. If the presentation is for an individual, we may also provide a presentation that reflects the applicable (rather than the maximum) insurance-related charge, as well as the Annuity Unit Values and the investment-related charge.
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We may assume that the Income Annuity was in existence prior to its inception date. When we do so, we calculate performance based on the historical performance of the underlying Portfolio for the period before the inception date of the Income Annuity and historical Annuity Unit Values.
We may also demonstrate hypothetical future values of income payments over a specified period based on assumed rates of return (which will not exceed 12% and which will include an assumption of 0% as well) for the Portfolios, hypothetical Annuity Unit Values and the applicable annuity purchase rate, either for an individual for whom the illustration is to be produced or based upon certain assumed factors (e.g., male, age 65). These presentations reflect the deduction of the maximum Separate Account charge and the average of investment-related charges. If the presentation is for an individual, we may also provide a presentation that reflects the applicable Separate Account charge (rather than the maximum), as well as the Annuity Unit Values and the investment-related charge.
An illustration should not be relied upon as a guarantee of future results.
Historical performance information should not be relied on as a guarantee of future performance results.
Past performance is no guarantee of future results.
Performance figures will vary among the various Deferred Annuities and Income Annuities as a result of different Separate Account charges and Early Withdrawal Charges.
Changes to Your Deferred Annuity or Income Annuity
We have the right to make certain changes to your Deferred Annuity or Income Annuity, but only as permitted by law. We make changes when we think they would best serve the interest of annuity Owners or would be appropriate in carrying out the purposes of the Deferred Annuity or Income Annuity. If the law requires, we will also get your approval and the approval of any appropriate regulatory authorities. Examples of the changes we may make include:
•	To operate the Separate Account in any form permitted by law.
•	To take any action necessary to comply with or obtain and continue any exemptions under the law (including favorable treatment under the Federal income tax laws) including limiting the number, frequency or types of transfers/reallocations transactions permitted.
•	To transfer any assets in a Division to another Division, or to one or more separate accounts, or to our general account, or to add, combine or remove Divisions in the Separate Account.
•	To substitute for the Portfolio shares in any Division, the shares of another class of Brighthouse Trust I, Brighthouse Trust II or the shares of another investment company or any other investment permitted by law.
•	To change the way we assess charges, but without increasing the aggregate amount charged to the Separate Account and any currently available Portfolio in connection with the Deferred Annuities or Income Annuities.
•	To make any necessary technical changes in the Deferred Annuities or Income Annuities in order to conform with any of the above-described actions.
If any changes result in a material change in the underlying investments of a Division in which You have a balance or an allocation, we will notify You of the change. You may then make a new choice of Divisions. For Deferred Annuities issued in Pennsylvania (and Income Annuities where required by law), we will ask your approval before making any technical changes. We will notify you of any changes to the Separate Account.
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Voting Rights
Based on our current view of applicable law, You have voting interests under your Deferred Annuity or Income Annuity concerning Brighthouse Trust I, Brighthouse Trust II or American Funds® proposals that are subject to a shareholder vote. Therefore, You are entitled to give us instructions for the number of shares which are deemed attributable to your Deferred Annuity or Income Annuity.
We will vote the shares of each of the underlying Portfolios held by the Separate Account based on instructions we receive from those having a voting interest in the corresponding Divisions. However, if the law or the interpretation of the law changes, we may decide to exercise the right to vote the Portfolio’s shares based on our own judgment.
You are entitled to give instructions regarding the votes attributable to your Deferred Annuity or Income Annuity in your sole discretion. Under the unallocated Keogh Deferred Annuity, participants may instruct You to give us instructions regarding shares deemed attributable to their contributions to the Deferred Annuity. Under the unallocated Keogh Deferred Annuity, we will provide You with the number of copies of voting instruction soliciting materials that You request so that You may furnish such materials to participants who may give You voting instructions. Neither the Separate Account nor MetLife has any duty to inquire as to the instructions received or your authority to give instructions; thus, as far as the Separate Account, and any others having voting interests in respect of the Separate Account are concerned, such instructions are valid and effective.
There are certain circumstances under which we may disregard voting instructions. However, in this event, a summary of our action and the reasons for such action will appear in the next semiannual report. If we do not receive your voting instructions, we will vote your interest in the same proportion as represented by the votes we receive from other investors. The effect of this proportional voting is that a small number of Contract Owners or Annuitants may control the outcome of a vote. Shares of Brighthouse Trust I, Brighthouse Trust II or American Funds® that are owned by our general account or by any of our unregistered separate accounts will be voted in the same proportion as the aggregate of:
•	The shares for which voting instructions are received; and
•	The shares that are voted in proportion to such voting instructions.
However, if the law or the interpretation of the law changes, we may decide to exercise the right to vote the Portfolio’s shares based on our judgment.
Who Sells the Deferred Annuities and Income Annuities
MetLife Investors Distribution Company (“MLIDC”) is the principal underwriter and distributor of the securities offered through this Prospectus. MLIDC, which is our affiliate, also acts as the principal underwriter and distributor of some of the other variable annuity contracts and variable life insurance policies we and our affiliated companies issue. We reimburse MLIDC for expenses MLIDC incurs in distributing the Deferred Annuities and Income Annuities (e.g., commissions payable to the retail broker-dealers who sell the Deferred Annuities and Income Annuities). MLIDC does not retain any fees under the Deferred Annuities and Income Annuities.
MLIDC’s principal executive offices are located at 200 Park Avenue, New York, NY 10166. MLIDC is registered as a broker-dealer with the SEC under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), as well as the securities commissions in the states in which it operates, and is a member of the Financial Regulatory Industry Authority (“FINRA”). FINRA provides background information about broker-dealers and their registered representatives through FINRA BrokerCheck. You may contact the FINRA BrokerCheck Hotline at 1-800-289-9999,
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or log on to www.finra.org. An investor brochure that includes information describing FINRA BrokerCheck is available through the Hotline or on-line.
The Deferred Annuities and Income Annuities are sold through unaffiliated broker-dealers, registered with the SEC as broker-dealers under the Exchange Act and members of FINRA. The Deferred Annuities and Income Annuities may also be sold through the mail, the Internet or by telephone.
There is no front-end sales load deducted from purchase payments to pay sales commissions. Distribution costs are recovered through the charges and deductions under the Deferred Annuities. MLIDC pays compensation based upon a “gross dealer concession” model. With respect to the Deferred Annuities, the gross dealer concession ranges from 0% to 6% of each purchase payment and, starting in the second Contracy year, 0.15% of the Account Value or amount available from which income payments are made each year that the Contract is in force for servicing the Contract. Gross dealer concession may also be paid when the Contract is annuitized. The amount of this gross dealer concession credited upon an annuitization depends on several factors, including the number of years the Contract has been in force.
We may make payments to MLIDC that may be used for its operating and other expenses, including the following sales expenses: compensation and bonuses for MLIDC’s management team, advertising expenses, and other expenses of distributing the Contracts. MLIDC’s management team and registered representatives also may be eligible for non-cash compensation items that we may provide jointly with MLIDC. Non-cash items include conferences, seminars and trips (including travel, lodging and meals in connection therewith), entertainment, merchandise and other similar items. Broker-dealers pay their sales representatives all or a portion of the commissions received for their sales of the Contracts. Some firms may retain a portion of commissions. The amount that the broker-dealer passes on to its sales representatives is determined in accordance with its internal compensation programs. Those programs may also include other types of cash and non-cash compensation and other benefits. Sales representatives of these selling firms may also receive non-cash compensation pursuant to their firm’s guidelines directly from us or the distributor. We and our affiliates may also provide sales support in the form of training, sponsoring conferences, defraying expenses at vendor meetings, providing promotional literature and similar services. An unaffiliated broker-dealer or sales representative of an unaffiliated broker-dealer may receive different compensation for selling one product over another and/or may be inclined to favor one product provider over another product provider due to different compensation rates. Ask your sales representative (where applicable) for further information about what your sales representative (where applicable) and the broker-dealer for which he or she works may receive in connection with your purchase of a Contract.
From time to time, MetLife pays organizations, associations and non-profit organizations fees to sponsor MetLife’s variable annuity contracts. We may also obtain access to an organization’s members to market our variable annuity contracts. These organizations are compensated for their sponsorship of our variable annuity contracts in various ways. Primarily, they receive a flat fee from MetLife. We also compensate these organizations by our funding of their programs, scholarships, events or awards, such as a principal of the year award. We may also lease their office space or pay fees for display space at their events, purchase advertisements in their publications or reimburse or defray their expenses. In some cases, we hire organizations to perform administrative services for us, for which they are paid a fee based upon a percentage of the Account Values their members hold in the Contract. We also may retain finders and consultants to introduce MetLife to potential clients and for establishing and maintaining relationships between MetLife and various organizations. The finders and consultants are primarily paid flat fees and may be reimbursed for their expenses. We or our affiliates may also pay duly licensed individuals associated with these organizations cash compensation for the sales of the Contracts.
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Financial Statements
Our financial statements and the financial statements of the Separate Account have been included in the SAI.
Your Spouse’s Rights
If You received your Contract through a qualified retirement plan and your plan is subject to ERISA (the Employee Retirement Income Security Act of 1974) and You are married, the income payments, withdrawal provisions, and methods of payment of the death benefit under your Deferred Annuity or Income Annuity may be subject to your spouse’s rights.
If your benefit is worth $5,000 or less, your plan may provide for distribution of your entire interest in a lump sum without your spouse’s consent.
For details or advice on how the law applies to your circumstances, consult your tax adviser or attorney.
Any reference to “spouse” includes those persons who are married under state law, regardless of sex.
When We Can Cancel Your Deferred Annuity or Income Annuity
We may not cancel your Income Annuity.
We may cancel your Deferred Annuity only if we do not receive any purchase payments from You for 36 consecutive months and your Account Value is less than $2,000, except for the unallocated Keogh Deferred Annuity. We may only cancel the unallocated Keogh Deferred Annuity if we do not receive purchase payments from You for 12 consecutive months and your Account Value is less than $15,000. Accordingly, no Contract will be terminated due solely to negative investment performance. We will only do so to the extent allowed by law. If we cancel a Deferred Annuity issued in New York, we will return the full Account Value. In all other cases, You will receive an amount equal to what You would have received if You had requested a total withdrawal of your Account Value. Early Withdrawal Charges may apply. Certain Deferred Annuities do not contain these cancellation provisions.
We will not terminate any Contract that includes a guaranteed death benefit if at the time the termination would otherwise occur the guaranteed amount under any death benefit is greater than the Account Value. For all other Contracts, we reserve the right to exercise this termination provision, subject to obtaining any required regulatory approvals. We will not exercise this provision under Contracts issued in New York. However, if your plan determines to terminate the Contract at a time when You have a guaranteed amount under any death benefit that is greater than the Account Value, You forfeit any guaranteed amount You have accrued under the death benefit upon termination of the Contract.
FEDERAL TAX CONSIDERATIONS
Introduction
The following information on taxes is a general discussion of the subject. It is not intended as tax advice. The Internal Revenue Code (“Code”) and the provisions of the Code that govern Deferred Annuities are complex and subject to change. The applicability of Federal income tax rules may vary with your particular circumstances. This discussion does not include all the Federal income tax rules that may affect You and your Contract or Deferred Annuity, as applicable. Nor does this discussion address other Federal tax consequences (such as estate and gift taxes, sales to foreign individuals or entities), or state or local tax consequences, which may affect your investment
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in the Contract or Deferred Annuity, as applicable. As a result, You should always consult a tax adviser for complete information and advice applicable to your individual situation.
When you invest in an annuity Contract, you usually do not pay taxes on your investment gains until you withdraw the money — generally for retirement purposes. Under current federal income tax law, the taxable portion of distributions from variable annuity contracts is taxed at ordinary income tax rates and does not qualify for the reduced tax rate applicable to long-term capital gains and dividends. If you invest in a variable annuity as part of an individual retirement plan, pension plan or employer-sponsored retirement program, your contract is called a Qualified Contract. If your annuity is independent of any formal retirement or pension plan, it is termed a Non-Qualified Contract. The tax rules applicable to Qualified Contracts vary according to the type of retirement plan and the terms and conditions of the plan.
We are not responsible for determining if your employer’s plan or arrangement satisfies the requirements of the Code and/or ERISA.
We do not expect to incur Federal, state or local income taxes on the earnings or realized capital gains attributable to the Separate Account. However, if we do incur such taxes in the future, we reserve the right to charge amounts allocated to the Separate Account for these taxes.
To the extent permitted under Federal tax law, we may claim the benefit of the corporate dividends received deduction and of certain foreign tax credits attributable to taxes paid by certain of the Portfolio Companies to foreign jurisdictions.
Any Code reference to “spouse” includes those persons who enter into lawful marriages under state law, regardless of sex.
Non-Qualified Annuity Contracts
This discussion assumes the Contract or Deferred Annuity, as applicable is an annuity Contract for Federal income tax purposes that is not held in a tax qualified “plan” defined by the Code. Tax qualified plans include arrangements described in Code Sections 401(a), 401(k), 403(a),403(b) or tax sheltered annuities (“TSA”), 408 or “IRAs” (including SEP and SIMPLE IRAs), 408A or “Roth IRAs” or 457(b) or governmental 457(b) plans. Deferred Annuities owned through such plans are referred to below as “qualified” contracts.
Accumulation
Generally, an Owner of a non-qualified annuity Contract is not taxed on increases in the value of the Contract or Deferred Annuity, as applicable until there is a distribution from the Contract or Deferred Annuity, as applicable, i.e., surrender, partial withdrawal, income payment or commutation. This deferral of taxation on accumulated value in the Contract or Deferred Annuity, as applicable is limited to Deferred Annuities owned by or held for the benefit of “natural persons.” A Contract or Deferred Annuity, as applicable will be treated as held by a natural person if the nominal Owner is a trust or other entity which holds the Contract or Deferred Annuity, as applicable as an agent for the exclusive benefit of a natural person.
In contrast, a Contract or Deferred Annuity, as applicable owned or not treated as held by a “natural person,” such as a corporation, partnership, trust or other entity, will be taxed currently on the increase in accumulated value in the Contract or Deferred Annuity, as applicable in the year earned. Note that in this regard, an employer which is the Owner of an annuity Contract under a non-qualified deferred compensation arrangement for its employees, or otherwise, is considered a non-natural Owner and any annual increase in the Account Balance will be subject to current income taxation.
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Surrenders or Withdrawals — Early Distribution
If You take a withdrawal from your Contract or Deferred Annuity, as applicable, or surrender your Contract or Deferred Annuity, as applicable prior to the date You commence taking annuity or “income” payments (the “Annuity Starting Date”), the amount You receive will be treated first as coming from earnings, if any, (and thus subject to income tax) and then from your purchase payments (which are not subject to income tax).
The portion of any withdrawal from an annuity Contract that is subject to income tax will also be subject to a 10% Federal income tax penalty for “early” distribution if such withdrawal is taken prior to You reaching age 59 1⁄2, unless an exception applies.
Exceptions include distributions made:
(a)	on account of your death or disability,
(b)	as part of a series of substantially equal periodic payments payable for your life (or life expectancy) or joint lives (joint life expectancies) of You and your designated Beneficiary, or
(c)	under certain immediate income annuities providing for substantially equal payments made at least annually.
If You receive systematic payments that You intend to qualify for the “substantially equal periodic payments” exception noted above, any modifications (except due to death or disability) to your payment before age 59 1⁄2 or within five years after beginning these payments, whichever is later, will result in the retroactive imposition of the 10% Federal income tax penalty with interest. Such modifications may include but are not limited to additional purchase payments to the Contract (including tax-free or rollovers) and additional withdrawals from the Contract or Deferred Annuity, as applicable.
For non-qualified Contracts, amounts received under the exercise of a partial withdrawal may be fully included in taxable income. The entire amount of the withdrawal could be treated as taxable income. Exercise of a withdrawal feature may adversely impact the amount of subsequent payments which can be treated as a nontaxable return of investment.
If your Contract or Deferred Annuity, as applicable has been purchased with an Optional Two Year Withdrawal Feature or is for a guaranteed period only (term certain) annuity, and is terminated as a result of the exercise of the withdrawal feature, the taxable portion of the payment will generally be the excess of the proceeds received over your remaining after-tax purchase payment.
Treatment of Separate Account Charges
It is possible that at some future date the Internal Revenue Service (“IRS”) may consider that Contract or Deferred Annuity, as applicable charges attributable to certain guaranteed death benefits and certain living benefits are to be treated as distributions from the Contract or Deferred Annuity, as applicable to pay for such non-annuity benefits. Currently, these charges are considered to be an intrinsic part of the Contract or Deferred Annuity, as applicable and we do not report these as taxable income. However, if this treatment changes in the future, the charge could also be subject to a 10% Federal income tax penalty as an early distribution, as described above.
Guaranteed Withdrawal Benefits (where applicable)
If You have purchased the Guaranteed Withdrawal Benefit I, Enhanced Guaranteed Withdrawal Benefit or Lifetime Withdrawal Guarantee, where otherwise made available, note the following:
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The tax treatment of withdrawals under such a benefit is uncertain. It is conceivable that the amount of potential gain could be determined based on the remaining amount guaranteed to be available for withdrawal at the time of the withdrawal if greater than the Account Balance (prior to Withdrawal Charges). This could result in a greater amount of taxable income in certain cases. In general, at the present time, MetLife intends to report such withdrawals using the Account Balance rather than the remaining benefit to determine gain. However, in cases where the maximum permitted withdrawal in any year under any version of the GWB exceeds the Account Balance, the portion of the withdrawal treated as taxable gain (not to exceed the amount of the withdrawal) should be measured as the difference between the maximum permitted withdrawal amount under the benefit and the remaining after-tax basis immediately preceding the withdrawal. Consult your tax adviser.
In the event that the Account Balance goes to zero, and either the Remaining Guaranteed Withdrawal Amount is paid out in fixed installments or the Annual Benefit Payment is paid for life, we will treat such payments as income annuity payments under the tax law and allow recovery of any remaining basis ratably over the expected number of payments. (See “Taxation of Payments in Annuity Form” below.)
MetLife reserves the right to change its tax reporting practices where we determine that they are not in accordance with Federal income tax rules and/or IRS guidance (whether formal or informal).
Aggregation
If You purchase two or more Contracts or Deferred Annuities, as applicable from MetLife (or its affiliates) during the same calendar year, the law requires that all such Contracts must be treated as a single Contract for purposes of determining whether any payments not received as an annuity (e.g., withdrawals) will be includible in income. Aggregation could affect the amount of a withdrawal that is taxable and subject to the 10% Federal income tax penalty described above. Since the IRS may require aggregation in other circumstances as well, You should consult a tax adviser if You are purchasing more than one annuity Contract from the same insurance company in a single calendar year. Aggregation does not affect distributions paid in the form of an annuity (see “Taxation of Payments in Annuity Form” below).
Exchanges/Transfers
The annuity Contract may be exchanged tax-free in whole or in part for another annuity contract or a long-term care insurance policy. The partial exchange of an annuity contract may be a tax-free transaction provided that, among other prescribed IRS conditions, no amounts are distributed from either contract involved in the exchange for 180 days following the date of the exchange – other than annuity payments made for life, joint lives, or for a term of 10 years or more. Otherwise, a withdrawal or “deemed” distribution may be includible in your taxable income (plus a 10% Federal income tax penalty) to the extent that the accumulated value of your annuity exceeds your investment in the Contract or Deferred Annuity, as applicable (your “gain”). Some of the ramifications of a partial exchange remain unclear. If the annuity Contract is exchanged in part for an additional annuity contract, a distribution from either contract may be taxable to the extent of the combined gain attributable to both contracts, or only to the extent of your gain in the contract from which the distribution is paid. It is not clear whether these rules apply to a partial exchange involving long-term care contracts. Consult your tax adviser prior to a partial exchange.
A transfer of Ownership of the Contract or Deferred Annuity, as applicable, or the designation of an Annuitant or other Beneficiary who is not also the Owner, may result in income or gift tax consequences to the Owner. You should consult your tax adviser if You are considering such a transfer or assignment.
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Death Benefits
The death benefit is taxable to the recipient in the same manner as if paid to the Owner (under the rules for withdrawals or income payments, whichever is applicable).
After your death, any death benefit determined under the Contract or Deferred Annuity, as applicable must be distributed in accordance with Section 72(s) of the Code. The method of distribution that is required depends on whether You die before or after the Annuity Starting Date.
If You die on or after the Annuity Starting Date, the remaining portion of the interest in the Contract or Deferred Annuity, as applicable must be distributed at least as rapidly as under the method of distribution being used as of the date of death.
If You die before the Annuity Starting Date, the entire interest in the Contract or Deferred Annuity, as applicable must be distributed within five (5) years after the date of death, or as periodic payments over a period not extending beyond the life or life expectancy of the designated Beneficiary (provided such payments begin within one year of your death) and the Beneficiary must be a natural person. Naming a non-natural person, such as a trust or estate, as a designated beneficiary, may eliminate the ability to stretch the payment over an individual’s life or life expectancy, and may also eliminate the ability to continue these benefits beyond the otherwise allowed payout period under the Code. If a non-natural person, such as a trust, is the owner of a non-qualified contract, the distribution on death rules under the Code may require payment to begin earlier than expected and may impact the usefulness of death benefit features.
Additionally, if the annuity is payable to (or for the benefit of) your surviving spouse, that portion of the Contract or Deferred Annuity, as applicable may be continued with your spouse as the Owner.
For Deferred Annuities owned by a non-natural person, the required distribution rules apply upon the death or change in the primary Annuitant. If there is more than one Annuitant of a Contract or Deferred Annuity, as applicable held by a non-natural person, then such required distributions will be triggered by the death of the first co-Annuitant.
Investor Control
In certain circumstances, Owners of variable annuity non-qualified contracts have been considered to be the Owners of the assets of the underlying Separate Account for Federal income tax purposes due to their ability to exercise investment control over those assets. When this is the case, the Owners have been currently taxed on income and gains attributable to the variable account assets. There is little guidance in this area, and some features of the Contract or Deferred Annuity, as applicable, such as the number of Portfolio Companies available and the flexibility of the Owner to allocate purchase payments and transfer amounts among the Divisions have not been addressed. While we believe that the Contract or Deferred Annuity, as applicable does not give the Owner investment control over Separate Account assets, we reserve the right to modify the Contract or Deferred Annuity, as applicable as necessary to prevent an Owner from being treated as the Owner of the Separate Account assets supporting the Contract or Deferred Annuity, as applicable.
Taxation of Payments in Annuity Form
Payments received from the Contract or Deferred Annuity, as applicable in the form of an annuity are taxed differently depending on whether You select a fixed or variable payment option. For fixed annuity payments, payments are taxable as ordinary income to the extent they exceed the portion of the payment determined by applying the exclusion ratio to the entire payment. The exclusion ratio is determined at the time the Contract or
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Deferred Annuity, as applicable is annuitized (i.e., the accumulated value is converted to an annuity form of distribution). Generally, the applicable exclusion ratio is your investment in the Contract or Deferred Annuity, as applicable divided by the total payments You expect to receive based on IRS factors, such as the form of annuity and mortality. The exclusion ratio is applied to each fixed annuity payment to determine the portion that is a non-taxable return of investment in the Contract or Deferred Annuity, as applicable and it is excludable from your taxable income until your investment in the Contract or Deferred Annuity, as applicable is fully recovered.
Variable annuity payments are expected to fluctuate and the amount You may receive is uncertain. Variable annuity payments are taxable as ordinary income to the extent they exceed the portion of each annuity payment that is determined to be a non-taxable return of your investment in the Contract. The non-taxable return of your investment in the Contract is determined by dividing the investment in the Contract (with adjustment) by the number of years over which it is anticipated the annuity will be paid. In general, your investment in the Contract is recovered pro-rata over the expected payment period.
We will make this calculation for You. However, it is possible that the IRS could conclude that the taxable portion of income payments under a non-qualified Contract is an amount greater — or less — than the taxable amount determined by us and reported by us to You and the IRS.
Once You have recovered the investment in the Contract or Deferred Annuity, as applicable, further annuity payments are fully taxable.
If You die before your investment in the Contract or Deferred Annuity, as applicable is fully recovered, the balance of your investment may be deducted on your last tax return, or if annuity payments continue after your death, the balance may be recovered by your Beneficiary.
The IRS has not furnished explicit guidance as to how the excludable amount is to be determined each year under variable income annuities that permit transfers between a fixed annuity option and variable investment options, as well as transfers between investment options after the Annuity Start Date.
Once annuity payments have commenced, You may not be able to transfer to another non-qualified annuity contract or a long-term care contract as part of a tax-free exchange.
If the Contract or Deferred Annuity, as applicable allows, You may elect to convert less than the full value of your Contract or Deferred Annuity, as applicable to an annuity form of pay-out (i.e., “partial annuitization.”) In this case, your investment in the Contract or Deferred Annuity, as applicable will be pro-rated between the annuitized portion of the Contract or Deferred Annuity, as applicable and the deferred portion. An exclusion ratio or excludable amount will apply to the annuity payments as described above, provided the annuity form You elect is payable for at least 10 years or for the life of one or more individuals.
The federal income tax treatment of an annuity payment option that contains a commutation feature (i.e., an annuity payment option that permits the withdrawal of a commuted value) is uncertain. Specifically, it is possible that (a) all payments made under the annuity payment option will be taxed as withdrawals, on an income-first basis, rather than as annuity payments, a portion of which would be excludable from income as a return of investment in the contract, or (b) the ability to fully recover the investment in the contract over the annuity payment period may be limited due to the reduction or elimination of future annuity payments that would have each had an excludable amount.
Additionally, it is uncertain whether the exercise of a commutation feature under a joint and survivor variable life annuity payment option constitutes an exchange into a Contract or Deferred Annuity, as applicable, thus requiring payout of any remaining interest in the Contract or Deferred Annuity, as applicable within five years of an Owner’s
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death (or the primary annuitant’s death where the Owner is not a natural person) or over the designated beneficiary’s life (or over a period no longer than the beneficiary’s remaining life expectancy) with such payments beginning within 12 months of the date of death if an Owner dies during the certain period for such payout option. Accordingly, we reserve the right to restrict the availability of the commutation feature or to require the value of all remaining income payments be paid to the designated beneficiary or to the surviving joint annuitant, as the case may be, in a lump sum after proof of an Owner’s death (or of a primary annuitant’s death, where the owner is not a natural person) during the certain period to comply with these tax law requirements.
3.8% Tax on Net Investment Income
Federal tax law imposes a 3.8% Medicare tax on the lesser of:
(1)	the taxpayer’s “net investment income” (from non-qualified annuities, interest, dividends, and other investments, offset by specified allowable deductions), or
(2)	the taxpayer’s modified adjusted gross income in excess of a specified income threshold ($250,000 for married couples filing jointly and qualifying widows, $125,000 for married couples filing separately, and $200,000 for single filers).
“Net investment income” in Item 1 above does not include distributions from tax qualified plans, (i.e., arrangements described in Code Sections 401(a), 403(a), 403(b), 408, 408A or 457(b)), but such income will increase modified adjusted gross income in Item 2 above.
You should consult your tax adviser regarding the applicability of this tax to income under your annuity Contract.
Puerto Rico Tax Considerations
The Puerto Rico Internal Revenue Code of 2011 (the “2011 PR Code”) taxes distributions from non-qualified annuity contracts differently than in the U.S.
Distributions that are not in the form of an annuity (including partial surrenders and period certain payments) are treated under the 2011 PR Code first as a return of investment. Therefore, a substantial portion of the amounts distributed generally will be excluded from gross income for Puerto Rico tax purposes until the cumulative amount paid exceeds your tax basis.
The amount of income on annuity distributions in annuity form (payable over your lifetime) is also calculated differently under the 2011 PR Code. Since the U.S. source income generated by a Puerto Rico bona fide resident is subject to U.S. income tax and the IRS issued guidance in 2004 which indicated that the income from an annuity contract issued by a U.S. life insurer would be considered U.S. source income, the timing of recognition of income from an annuity contract could vary between the two jurisdictions. Although the 2011 PR Code provides a credit against the Puerto Rico income tax for U.S. income taxes paid, an individual may not get full credit because of the timing differences.
You should consult with a personal tax adviser regarding the tax consequences of purchasing an annuity Contract and/or any proposed distribution, particularly a partial distribution or election to annuitize if You are a resident of Puerto Rico.
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Qualified Annuity Contracts
Introduction
The Contract or Deferred Annuity, as applicable may be purchased through certain types of retirement plans that receive favorable treatment under the Code (“tax qualified plans”). Tax-qualified plans include arrangements described in Code Sections 401(a), 401(k), 403(a), 403(b) or tax sheltered annuities (“TSA”), 408 or “IRAs” (including SEP and SIMPLE IRAs), 408A or “Roth IRAs” or 457 (b) nongovernmental or 457(b) governmental plans. Extensive special tax rules apply to qualified plans and to the annuity Contracts used in connection with these plans. Therefore, the following discussion provides only general information about the use of the Contract or Deferred Annuity, as applicable with the various types of qualified plans. Adverse tax consequences may result if You do not ensure that contributions, distributions and other transactions with respect to the Contract or Deferred Annuity, as applicable comply with the law.
The rights to any benefit under the plan will be subject to the terms and conditions of the plan itself as well as the terms and conditions of the Contract or Deferred Annuity, as applicable.
We exercise no control over whether a particular retirement plan or a particular contribution to the plan satisfies the applicable requirements of the Code, or whether a particular individual is entitled to participate or benefit under a plan.
All qualified plans and arrangements receive tax deferral under the Code. Since there are no additional tax benefits in funding such retirement arrangements with an annuity, there should be reasons other than tax deferral for acquiring the annuity within the plan. Such non-tax benefits may include additional insurance benefits, such as the availability of a guaranteed income for life.
A Contract or Deferred Annuity, as applicable may also be available in connection with an employer’s non-qualified deferred compensation plan or qualified governmental excess benefit arrangement to provide benefits to certain employees in the plan. The tax rules regarding these plans are complex; please consult your tax adviser about your particular situation.
Treatment of Separate Account Charges
It is possible that at some future date the Internal Revenue Service (“IRS”) may consider that Contract charges attributable to certain guaranteed death benefits and certain living benefits are to be treated as distributions from the Contract to pay for such non-annuity benefits. Currently, these charges are considered to be an intrinsic part of the Contract and we do not report these as taxable income. However, if this treatment changes in the future, the charge could also be subject to a 10% Federal income tax penalty as an early distribution.
Accumulation
The tax rules applicable to qualified plans vary according to the type of plan and the terms and conditions of the plan itself. Both the amount of the contribution that may be made and the tax deduction or exclusion that You may claim for that contribution under qualified plans are limited under the Code. See the SAI for a description of qualified plan types and annual current contribution limitations which are subject to change from year-to-year.
Purchase payments or contributions to IRAs or tax qualified retirement plans of an employer may be taken from current income on a before tax basis or after tax basis. Purchase payments made on a “before tax” basis entitle You to a tax deduction or are not subject to current income tax. Purchase payments made on an “after tax” basis do not
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reduce your taxable income or give You a tax deduction. Contributions may also consist of transfers or rollovers as described below and are not subject to the annual limitations on contributions.
The Contract or Deferred Annuity, as applicable will accept as a single purchase payment a transfer or rollover from another IRA or rollover from an eligible retirement plan of an employer (i.e., 401(a), 401(k), 403(a), 403(b) or governmental 457(b) plan.) It will also accept a rollover or transfer from a SIMPLE IRA after the taxpayer has participated in such arrangement for at least two years. As part of the single purchase payment, the IRA Contract will also accept an IRA contribution subject to the Code limits for the year of purchase.
For income annuities established as “pay-outs” of SIMPLE IRAs, the Contract or Deferred Annuity, as applicable will only accept a single purchase payment consisting of a transfer or rollover from another SIMPLE IRA.
For income annuities established in accordance with a distribution option under a retirement plan of an employer (e.g., 401(a), 401(k), 403(a), 403(b) or 457(b) or nongovernmental 457(b) plan), the Contract or Deferred Annuity, as applicable will only accept as its single purchase payment a transfer from such employer retirement plan.
Taxation of Annuity Distributions
If contributions are made on a “before tax” basis, You generally pay income taxes on the full amount of money You receive under the Contract or Deferred Annuity, as applicable. Withdrawals attributable to any after-tax contributions are basis in the Contract or Deferred Annuity, as applicable and not subject to income tax (except for the portion of the withdrawal allocable to earnings, if any).
Under current Federal income tax rules, the taxable portion of distributions under annuity contracts and qualified plans (including IRAs) is not eligible for the reduced tax rate applicable to long-term capital gains and qualifying dividends.
If You meet certain requirements, your Roth IRA, Roth 403(b) and Roth 401(k) earnings can be received free of Federal income taxes.
With respect to IRA Contracts, we will withhold a portion of the taxable amount of your withdrawal for income taxes, unless You elect otherwise. The amount we will withhold is determined by the Code.
Guaranteed Withdrawal Benefits (where applicable)
If You have purchased the Lifetime Withdrawal Guarantee benefit (“LWG”), where otherwise made available, note the following:
In determining your required minimum distribution each year, the actuarial value of this benefit as of the prior December 31 must be taken into account in addition to the Account Balance of the Contract or Deferred Annuity, as applicable.
If You have purchased the GWB I, Enhanced GWB or LWG, where otherwise made available, note the following:
The tax treatment of withdrawals under such a benefit is uncertain. It is conceivable that the amount of potential gain could be determined based on the remaining amount guaranteed to be available for withdrawal at the time of the withdrawal if greater than the Account Balance (prior to Withdrawal Charges). This could result in a greater amount of taxable income in certain cases. In general, at the present time, MetLife intends to report such withdrawals using the Account Balance rather than the remaining benefit to determine gain. However, in cases where the maximum permitted withdrawal in any year under any version of the Guaranteed Withdrawal Benefit exceeds the Account Balance, the portion of the withdrawal treated as taxable gain (not to exceed the amount of
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the withdrawal) should be measured as the difference between the maximum permitted withdrawal amount under the benefit and the remaining after-tax basis immediately preceding the withdrawal. Consult your tax adviser.
In the event that the Account Balance goes to zero, and either the Remaining Guaranteed Withdrawal Amount is paid out in fixed installments or the Annual Benefit Payment is paid for life, we will treat such payments as income annuity payments under the tax law and allow recovery of any remaining basis ratably over the expected number of payments.
MetLife reserves the right to change its tax reporting practices where we determine that they are not in accordance with Federal income tax rules and/or IRS guidance (whether formal or informal).
Withdrawals Prior to Age 59 1⁄2
A taxable withdrawal from a qualified plan which is subject to income tax may also be subject to a 10% Federal income tax penalty for “early” distribution if taken prior to age 59 1⁄2, unless an exception applies. The penalty rate is 25% for SIMPLE plan Deferred Annuities if the withdrawal occurs within the first 2 years of your participation in the plan.
These exceptions include but are not limited to withdrawals made:
(a)	on account of your death or disability, or
(b)	as part of a series of substantially equal periodic payments payable for your life (or life expectancy) or joint lives (or life expectancies) of You and your designated Beneficiary and You are separated from employment.
If You receive systematic payments that You intend to qualify for the “substantially equal periodic payments” exception noted above, any modifications (except due to death or disability) to your payment before age 59 1⁄2 or within five years after beginning these payments, whichever is later, will result in the retroactive imposition of the 10% Federal income tax penalty with interest (25% for certain SIMPLE plan withdrawals). Such modifications may include but are not limited to additional purchase payments to the Contract or Deferred Annuity, as applicable (including tax-free transfers or rollovers) and additional withdrawals from the Contract or Deferred Annuity, as applicable.
The 10% Federal income tax penalty on early distribution does not apply to governmental 457(b) plan Contracts. However, it does apply to distributions from 457(b) plans of employers which are state or local governments to the extent that the distribution is attributable to rollovers accepted from other types of eligible retirement plans.
In addition to death, disability and as part of a series of substantially equal periodic payments as indicated above, a withdrawal or distribution from an IRA (including SEPs and SIMPLEs and Roth IRAs) will avoid the penalty (1) if the distribution is to pay deductible medical expenses; (2) if the distribution is to pay IRS levies (and made after December 31, 1999); (3) if the distribution is used to pay for medical insurance (if You are unemployed), qualified higher education expenses, or for a qualified first time home purchase up to $10,000.
Other exceptions may be applicable under certain circumstances and special rules may apply or may become applicable in connection with the exceptions enumerated above. You should consult with your tax advisor for further details.
Rollovers
Your Contract or Deferred Annuity, as applicable is non-forfeitable (i.e., not subject to the claims of your creditors) and non-transferable (i.e., You may not transfer it to someone else).
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Nevertheless, Contracts held in certain employer plans subject to ERISA may be transferred in part pursuant to a QDRO.
Under certain circumstances, You may be able to transfer amounts distributed from your Contract or Deferred Annuity, as applicable to another eligible retirement plan or IRA. Federal tax law limits You to making only one rollover from an IRA in any 12 month period and the limit is applied across all IRAs that You own. For 457(b) plans maintained by non-governmental employers, if certain conditions are met, amounts may be transferred into another 457(b) plan maintained by a non-governmental employer.
You may make rollovers and direct transfers into your SIMPLE IRA annuity contract from another SIMPLE IRA annuity contract or account. Rollovers from another qualified plan can generally be made to your SIMPLE IRA after you have participated in the SIMPLE IRA for at least two years. Rollovers and direct transfers from a SIMPLE IRA can only be made to another SIMPLE IRA or account during the first two years that You participate in the SIMPLE IRA plan. After this two year period, rollovers and transfers may be made from your SIMPLE IRA into a Traditional IRA or account, as well as into another SIMPLE IRA.
Generally, a distribution may be eligible for rollover but certain types of distributions cannot be rolled over, such as distributions received:
(a)	to meet minimum distribution requirements,
(b)	for financial hardship, or
(c)	for a period of ten or more years or for life.
20% Withholding on Eligible Rollover Distributions
For certain qualified employer plans, we are required to withhold 20% of the taxable portion of your withdrawal that constitutes an “eligible rollover distribution” for Federal income taxes. The amount we withhold is determined by the Code. You may avoid withholding if You directly transfer a withdrawal from this Contract or Deferred Annuity, as applicable to another qualified plan or IRA. Similarly, You may be able to avoid withholding on a transfer into the Contract or Deferred Annuity, as applicable from an existing qualified plan You may have with another provider by arranging to have the transfer made directly to us. For taxable withdrawals that are not “eligible rollover distributions,” the Code imposes different withholding rules to determine the withholding percentage.
Death Benefits
The death benefit is taxable to the recipient in the same manner as if paid to the Owner or plan participant (under the rules for withdrawals or income payments, whichever is applicable).
CONTRACTS ANNUITIZED AFTER 12/20/19 AND DEATHS OCCURRING AFTER 12/31/19
Distributions required from a qualified Contract following Your death must be distributed to designated Beneficiaries within ten (10) years after the date of death. This distribution period applies regardless of whether You die before, on, or after the Annuity Start Date, unless the designated Beneficiary is an Eligible Designated Beneficiary (EDB).
An Eligible Designated Beneficiary is an individual who, on the date of death, is:
(1)	Your surviving spouse;
(2)	Your child who has not yet reached the age of majority (as defined by federal tax law);
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(3)	a chronically ill individual as defined by the Code; or
(4)	any other individual who is not more than ten (10) years younger than You.
An Eligible Designated Beneficiary may receive the remaining portion of the interest in the Contract over his/her life or life expectancy, beginning in the year following the year of death.
If your contract permits, your Eligible Designated Beneficiary spouse may delay the start of these payments until December 31 of the year You would have reached age 72 (70 1⁄2 if you were 70 1⁄2 before January 1, 2020).
Following the death of an Eligible Designated Beneficiary, the remaining interest in the Contract must be distributed within ten (10) years. In addition, a child who is an Eligible Designated Beneficiary because he or she has not yet reached the age of majority must have the remaining interest in the Contract fully distributed within ten (10) years after reaching the age of majority.
Your spouse may elect to roll over the death proceeds into another eligible retirement plan in which he or she participates, if permitted under the receiving plan, he or she may elect to roll over the death proceeds into his or her own IRA, or he or she may elect to transfer the death proceeds into an inherited IRA.
If your Beneficiary is not your spouse and your plan and Contract or Deferred Annuity, as applicable permit, your Beneficiary may be able to roll over the death proceeds via a direct trustee-to-trustee transfer into an inherited IRA. However, a non-spouse Beneficiary may not treat the inherited IRA as his or her own IRA.
NON-DESIGNATED BENEFICIARIES
Distributions required from a qualified Contract following your death must generally be distributed to Non-designated beneficiaries (for example, charitable organizations or nonqualified trusts) within five (5) years of the date of death. However, if your death occurs after the Required Beginning Date, the benefits may be paid out to the non-designated beneficiary at least as rapidly as under the method of distribution being used as of the date of death.
Required Minimum Distributions
Generally, You must begin receiving amounts from your retirement plan by April 1 following the latter of:
(a)	the calendar year in which You reach age 72 (70 1⁄2 if you were 70 1⁄2 before January 1, 2020), or
(b)	the calendar year You retire, provided You do not own more than 5% of the outstanding stock, capital, or profits of your employer.
For IRAs (including SEPs and SIMPLEs), You must begin receiving withdrawals by April 1 of the year after You reach age 72 (70 1⁄2 if you were 70 1⁄2 before January 1, 2020) even if You have not retired.
Your required minimum distribution request must be in Good Order and payment must be processed by MetLife prior to the due date (generally the end of the calendar year or April 1st of the year You reach age 72 (70 1⁄2 if you were 70 1⁄2 before January 1, 2020) in order to satisfy the requirement for the applicable tax year.
A tax penalty of 50% applies to the shortfall of any required minimum distributions You fail to receive.
You may not satisfy minimum distributions for one employer’s qualified plan (i.e., 401(a), 403(a), 457(b)) with distributions from another qualified plan of the same or a different employer. However, an aggregation rule does apply in the case of IRAs (including SEPs and SIMPLEs) or 403(b) plans. The minimum required distribution is calculated with respect to each IRA, but the aggregate distribution may be taken from any one or more of your
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IRAs/SEPs. Similarly, the amount of required minimum distribution is calculated separately with respect to each 403(b) arrangement, but the aggregate amount of the required distribution may be taken from any one or more of your 403(b) plan contracts. For SIMPLE IRAs, the aggregate amount of the required distribution may be taken from any one or more of your SIMPLE IRAs.
Complex rules apply to the calculation of minimum distributions. In general, income tax regulations permit income payments to increase based not only with respect to the investment experience of the portfolios but also with respect to actuarial gains.
The regulations also require that the value of benefits under a Contract or Deferred Annuity, as applicable including certain death benefits in excess of Account Balance must be added to the amount credited to your account in computing the amount required to be distributed over the applicable period. We will provide You with additional information regarding the amount that is subject to minimum distribution under this rule. You should consult your own tax adviser as to how these rules affect your own distribution under this rule.
If You intend to receive your minimum distributions which are payable over the joint lives of You and a Beneficiary who is not your spouse (or over a period not exceeding the joint life expectancy of You and your non-spousal Beneficiary), be advised that Federal tax rules may require that payments be made over a shorter period or may require that payments to the Beneficiary be reduced after your death to meet the minimum distribution incidental benefit rules and avoid the 50% excise tax. You should consult your own tax adviser as to how these rules affect your own Contract or Deferred Annuity, as applicable.
Required minimum distribution rules that apply to other types of IRAs while You are alive do not apply to Roth IRAs. However, in general, the IRA post-death rules with respect to minimum distributions do apply to beneficiaries of Roth IRAs.
Additional Information regarding IRAs
Purchase Payments
Except for permissible rollovers and direct transfers, purchase payments for individuals are limited in the aggregate to the lesser of 100% of compensation or the deductible amount established each year under the Code. A purchase payment up to the deductible amount can also be made for a non-working spouse provided the couple’s compensation is at least equal to their aggregate contributions. If you have compensation, you can continue to make purchase payments after beginning required minimum distributions. Individuals age 50 and older are permitted to make additional “catch-up” contributions if they have sufficient compensation. If You or your spouse are an active participant in a retirement plan of an employer, your deductible contributions may be limited. If You exceed purchase payment limits You may be subject to a tax penalty.
Roth IRA purchase payments for individuals are non-deductible (made on an “after tax” basis) and are limited to the lesser of 100% of compensation or the annual deductible IRA amount. Individuals age 50 and older can make an additional “catch-up” purchase payment each year (assuming the individual has sufficient compensation). You may contribute up to the annual purchase payment limit if your modified adjusted gross income does not exceed certain limits. If You exceed purchase payment limits, You may be subject to a tax penalty.
Withdrawals
If and to the extent that Traditional IRA purchase payments are made on an “after tax” basis, withdrawals would be included in income except for the portion that represents a return of non-deductible purchase payments. This portion is generally determined based upon the ratio of all non-deductible purchase payments to the total value of
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all your Traditional IRAs (including SEP IRAs and SIMPLE IRAs). We withhold a portion of the amount of your withdrawal for income taxes, unless You elect otherwise. The amount we withhold is determined by the Code.
Generally, withdrawal of earnings from Roth IRAs are free from Federal income tax if (1) they are made at least five taxable years after the tax year for which you made your first purchase payment to a Roth IRA; and (2) they are made on or after the date You reach age 59 1⁄2 or upon your death, disability or for a qualified first-home purchase (up to $10,000). Withdrawals from a Roth IRA are made first from purchase payments and then from earnings. We may be required to withhold a portion of your withdrawal for income taxes, unless You elect otherwise. The amount will be determined by the Code.
Conversion
Traditional IRAs may be converted to Roth IRAs. Except to the extent You have non-deductible contributions, the amount converted from an existing Traditional IRA into a Roth IRA is taxable. Generally, the 10% Federal income tax penalty does not apply. However, the taxable amount to be converted must be based on the fair market value of the entire annuity contract being converted into a Roth IRA. Such fair market value, in general, is to be determined by taking into account the value of all benefits (both living benefits and death benefits) in addition to the Account Balance; as well as adding back certain loads and charges incurred during the prior twelve month period. Your Contract or Deferred Annuity, as applicable may include such benefits and applicable charges. Accordingly, if You are considering such conversion of your annuity Contract, please consult your tax adviser. The taxable amount may exceed the Account Balance at the date of conversion.
A conversion from a traditional IRA, SEP or SIMPLE to a Roth IRA made on or after January 1, 2018 cannot be recharacterized. Please consult your tax adviser.
Additional Information regarding TSA (ERISA and non-ERISA) 403(b)
Special Rules Regarding Exchanges
In order to satisfy tax regulations, contract exchanges within a 403(b) plan must, at a minimum, meet the following requirements: (1) the plan must allow the exchange; (2) the exchange must not result in a reduction in a Participant’s or a Beneficiary’s accumulated benefit: (3) the receiving contract includes distribution restrictions that are no less stringent than those imposed on the contract being exchanged; and (4) if the issuer receiving the exchanges is not part of the plan, the employer enters into an agreement with the issuer to provide information to enable the contract provider to comply with Code requirements. Such information would include details concerning severance from employment, hardship withdrawals, loans and tax basis. You should consult Your tax or legal counsel for any advice relating to Contract exchanges or any other matter relating to these regulations.
Withdrawals
If You are under age 59 1⁄2, You generally cannot withdraw money from your 403(b) Contract unless the withdrawal:
a)	Relates to purchase payments made prior to 1989 and pre-1989 earnings on those purchase payments;
b)	Is exchanged to another permissible investment under your 403(b) plan;
c)	Relates to contributions to an annuity contract that are not salary reduction elective deferrals, if Your plan allows it;
d)	Occurs after You die, leave Your job or become disabled (as defined by the Code);
e)	Is for financial hardship (but only to the extent of elective deferrals), if Your plan allows it;
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f)	Relates to distributions attributable to certain 403(b) plan terminations, if the conditions of the Code are met;
g)	Relates to rollover or after-tax contributions; or
h)	Is for the purchase of permissive service credit under a governmental defined benefit plan.
In addition, a Section 403(b) Contract is permitted to distribute retirement benefits attributable to pre-tax contributions other than elective deferrals to the participant no earlier than upon the earlier of the participant’s severance from employment or upon the prior occurrence of some event, such as after a fixed number of years, the attainment of a stated age or disability.
Other exceptions may apply or become applicable under certain circumstances and special rules may be applicable in connection with the exceptions enumerated above.
Distinction for Puerto Rico Code
An annuity Contract may be purchased by an employer for an employee under a qualified pension, profit sharing, stock bonus, annuity, or a “cash or deferred” arrangement plan established pursuant to Section 1081.01 of the 2011 PR Code. To be tax qualified under the 2011 PR Code, a plan must comply with the requirements of Section 1081.01(a) of the 2011 PR Code which includes certain participation requirements, among other requirements. A trust created to hold assets for a qualified plan is exempt from tax on its investment income.
A Puerto Rico qualified retirement plan trust may be exempted from income taxation pursuant to 2011 PR Code Section 1081.01 and Section 1022(i) of the Employee Retirement Income Security Act of 1974, as amended (ERISA). If a variable annuity contract is acquired by said trust, the earnings accumulated or distributed under such contract or any income realized from the sale or exchange of the contract may not be subject to current income taxation due to the income tax exemption that the trust is entitled to. Whether a Puerto Rico retirement plan trust is qualified under 2011 PR Code Section 1081.01 depends on the facts and circumstances of each case. Each fiduciary of a Puerto Rico retirement plan should ascertain the qualified status of the retirement plan trust, and thus, that it enjoys the benefits of income tax exemption before investing in the variable annuity contract.
Contributions
The employer is entitled to a current income tax deduction for contributions made to a qualified plan, subject to statutory limitations on the amount that may be contributed each year. The plan contributions by the employer are not required to be included in the current income of the employee.
Distributions
Any amount received or made available to the employee under the qualified plan is generally includible in the gross income of the employee in the taxable year in which received or made available. However, Lump-sum proceeds from a Puerto Rico qualified retirement plan due to separation from service will generally be taxed at a 20% capital gain tax rate to be withheld at the source for distributions made before January 1, 2018. For distributions occurring after December 31, 2017 but before January 1, 2019, a 20% ordinary income tax rate may have applied to the total distribution if the payor withheld the 10% tax prescribed by the statute and deposited the withheld amount with the Puerto Rico Treasury within the required time frame required by the 2011 PR Code. However, the distribution of benefits in one lump-sum payment due to separation of employment or termination of a retirement plan occurring on or after January 1, 2019 will be treated as ordinary income subject to a withholding tax rate of 20%.
A special rate of 10% may apply instead, if the plan satisfies the following requirements:
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(1)	the plan’s trust is organized under the laws of Puerto Rico, or has a Puerto Rico resident trustee and uses such trustee as paying agent; and
(2)	10% of all plan’s trust assets (calculated based on the average balance of the investments of the trust) attributable to participants which are Puerto Rico residents must be invested in “property located in Puerto Rico” for a three-year period.
If those two requirements are not satisfied, the distribution will generally be subject to the 20% tax rate. The three- year period includes the year of the distribution and the two immediately preceding years. In the case of a defined contribution plan that maintains separate accounts for each participant, the described 10% investment requirement may be satisfied in the accounts of a participant that chooses to invest in such fashion rather than at the trust level. Property located in Puerto Rico includes Shares of stock of a Puerto Rico Registered Investment Company (RIC), Fixed or Variable Annuities issued by a domestic insurance company or by a foreign insurance company that derives more than 80% of its gross income from sources within Puerto Rico, bank deposits. The 2011 PR Code does not impose a penalty tax in cases of early (premature) distributions from a qualified plan.
In the case of distributions from a qualified plan in the form of annuity installments as a result of termination of employment, amounts received are taxable in an amount equal to 3% of the after-tax contributions not previously distributed, which would be considered the tax cost. The remaining portion is not taxable until you have recovered the total after-tax contributions made to the qualified plan. You may be able to exclude from gross income up to $11,000, if you are less than 60 years of age, or up to $15,000, if you are at least 60 years of age, of the taxable portion of the installment payments received every year.
In the case of a defined contribution plan that maintains separate accounts for each participant, the described 10% investment requirement may be satisfied in the accounts of a participant that chooses to invest in such fashion rather than at the trust level. Property located in Puerto Rico includes shares of stock of a Puerto Rico registered investment company (RIC), fixed or variable annuities issued by a domestic insurance company or by a foreign insurance corporation that derives more than 80% of its gross income from sources within Puerto Rico and bank deposits. The 2011 PR Code does not impose a penalty tax in cases of early (premature) distributions from a qualified plan.
Upon the occurrence of a “Declared Disaster”, like a hurricane, Retirement Plans are allowed to make Eligible Distributions to a participant resident of Puerto Rico who requests the same. The Eligible Distribution may not exceed $100,000, and must be made during a period of time to be identified by the Puerto Rico Treasury through administrative guidance and be used to cover damages or losses suffered, and extraordinary expenses incurred by the individual as a result of a Declared Disaster. The first $10,000 will be exempted from income taxation, including the alternate basic tax, and amounts exceeding $10,000 will be subject to a 10% income tax to be withheld at the source, in lieu of any other income tax, including the alternate basic tax.
You should consult with a personal tax adviser regarding the tax consequences of purchasing an annuity contract and/or any proposed distribution if you are a resident of Puerto Rico.
Rollover
Deferral of the recognition of income continues upon the receipt of a distribution by a participant from a qualified plan, if the distribution is contributed to another qualified retirement plan or traditional individual retirement account for the employee’s benefit no later than sixty (60) days after the distribution.
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ERISA Considerations
In the context of a Puerto Rico qualified retirement plan trust, the IRS has held that the transfer of assets and liabilities from a qualified retirement plan trust under the Code to that type of plan would generally be treated as a distribution includible in gross income for U.S. income tax purposes even if the Puerto Rico retirement plan is a plan described in ERISA Section 1022(i)(1). By contrast, a transfer from a qualified retirement plan trust under the Code to a Puerto Rico qualified retirement plan trust that has made an election under ERISA Section 1022(i)(2) is not treated as a distribution from the transferor plan for U.S. income tax purposes because a Puerto Rico retirement plan that has made an election under ERISA Section 1022(i)(2) is treated as a qualified retirement plan for purposes Code Section 401(a). The IRS has determined that the above described rules prescribing the inclusion in income of transfers of assets and liabilities to a Puerto Rico retirement plan trust described in ERISA Section 1022(i)(1) would be applicable to transfers taking effect after December 31, 2012. Notwithstanding the above, the IRS has recently held that a Puerto Rico retirement plan described in ERISA Section 1022(i)(1) may participate in a 81-100 group trust because it permits said plan to diversify its investments without adverse tax consequences to the group trust or its investors.
Similar to the IRS Revenue Ruling 2013-17, the U.S. Department of Labor issued DOL Technical Release No. 2013-04 on September 18, 2013 providing that, where the Secretary of Labor has authority to regulate with respect to the provisions of ERISA dealing with the use of the term “spouse” spouse will be read to refer to any individuals who are lawfully married under any state law, including same-sex spouses, and without regard to whether their state of domicile recognizes same-sex marriage. Thus, for ERISA purposes as well as Federal tax purposes, an employee benefit plan participant who marries a person of the same sex in a jurisdiction that recognizes same-sex marriage will continue to be treated as married even if the couple moves to a jurisdiction that does not recognize same-sex marriage.
LEGAL PROCEEDINGS
In the ordinary course of business, MetLife, similar to other life insurance companies, is involved in lawsuits (including class action lawsuits), arbitrations and other legal proceedings. Also, from time to time, state and Federal regulators or other officials conduct formal and informal examinations or undertake other actions dealing with various aspects of the financial services and insurance industries. In some legal proceedings involving insurers, substantial damages have been sought and/or material settlement payments have been made.
It is not possible to predict with certainty the ultimate outcome of any pending legal proceeding or regulatory action. However, MetLife does not believe any such action or proceeding will have a material adverse effect upon the Separate Account or upon the ability of MetLife to perform its contract with the Separate Account or of MetLife to meet its obligations under the Contracts.
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APPENDIX A — PORTFOLIO COMPANIES AVAILABLE UNDER THE CONTRACT
The following is a list of Portfolios available under the Contract. More information about the Portfolios is available in the prospectuses for the Portfolios, which may be amended from time to time and can be found online at dfinview.com/metlife/tahd/MET000202. You can also request this information at no cost by calling 800-638-7732, by sending an email request to RCG@metlife.com, or through your registered representative. Depending on the optional benefits you choose, you may not be able to invest in certain Portfolio Companies.
The current expenses and performance information below reflects fees and expenses of the Portfolios, but do not reflect the other fees and expenses that your Contract may charge, such as Platform Charges. Expenses would be higher and performance would be lower if these other charges were included. Each Portfolio Company's past performance is not necessarily an indication of future performance.
INVESTMENT OBJECTIVE	PORTFOLIO AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/2020)
			1 YEAR	5 YEAR	10 YEAR
Seeks long-term growth of capital.	American Funds Global Small Capitalization Fund - Class 2 Capital Research and Management CompanySM	0.99%	29.72%	14.43%	9.43%
Seeks growth of capital.	American Funds Growth Fund - Class 2 Capital Research and Management CompanySM	0.61%	52.10%	22.75%	16.85%
Seeks long-term growth of capital and income.	American Funds Growth-Income Fund - Class 2 Capital Research and Management CompanySM	0.55%	13.54%	13.93%	12.74%
Seeks long-term growth of capital.	Baillie Gifford International Stock Portfolio* - Class A Brighthouse Investment Advisers, LLC Subadviser: Baillie Gifford Overseas Limited	0.72%	26.58%	14.72%	7.64%
Seeks a competitive total return primarily from investing in fixed-income securities.	BlackRock Bond Income Portfolio - Class A Brighthouse Investment Advisers, LLC Subadviser: BlackRock Advisors, LLC	0.39%	8.60%	4.99%	4.57%
Seeks long-term growth of capital.	BlackRock Capital Appreciation Portfolio* - Class A Brighthouse Investment Advisers, LLC Subadviser: BlackRock Advisors, LLC	0.63%	40.66%	20.74%	15.29%
Seeks growth of capital.	Brighthouse Asset Allocation 100 Portfolio - Class A Brighthouse Investment Advisers, LLC	0.74%	19.23%	13.08%	10.62%
Seeks a high level of current income, with growth of capital as a secondary objective.	Brighthouse Asset Allocation 20 Portfolio* - Class A Brighthouse Investment Advisers, LLC	0.64%	9.70%	6.15%	5.25%
Seeks high total return in the form of income and growth of capital, with a greater emphasis on income.	Brighthouse Asset Allocation 40 Portfolio - Class A Brighthouse Investment Advisers, LLC	0.63%	11.31%	7.84%	6.71%
A-1

INVESTMENT OBJECTIVE	PORTFOLIO AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/2020)
			1 YEAR	5 YEAR	10 YEAR
Seeks a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital.	Brighthouse Asset Allocation 60 Portfolio - Class A Brighthouse Investment Advisers, LLC	0.65%	14.09%	9.70%	8.19%
Seeks growth of capital.	Brighthouse Asset Allocation 80 Portfolio - Class A Brighthouse Investment Advisers, LLC	0.69%	17.01%	11.60%	9.61%
Seeks long-term capital growth.	Brighthouse/Artisan Mid Cap Value Portfolio* - Class A Brighthouse Investment Advisers, LLC Subadviser: Artisan Partners Limited Partnership	0.78%	6.25%	9.62%	9.10%
Seeks a high level of current income, while seeking preservation of shareholders’ capital.	Brighthouse/Franklin Low Duration Total Return Portfolio* - Class B Brighthouse Investment Advisers, LLC Subadviser: Franklin Advisers, Inc.	0.73%	2.12%	2.32%	—
Seeks long-term capital appreciation with some current income.	Brighthouse/Wellington Balanced Portfolio - Class A Brighthouse Investment Advisers, LLC Subadviser: Wellington Management Company LLP	0.53%	17.72%	11.41%	10.60%
Seeks to provide a growing stream of income over time and, secondarily, long-term capital appreciation and current income.	Brighthouse/Wellington Core Equity Opportunities Portfolio* - Class A Brighthouse Investment Advisers, LLC Subadviser: Wellington Management Company LLP	0.61%	11.27%	13.22%	11.80%
Seeks long-term capital appreciation.	Brighthouse/Wellington Large Cap Research Portfolio* - Class A Brighthouse Investment Advisers, LLC Subadviser: Wellington Management Company LLP	0.55%	22.27%	14.95%	13.87%
Seeks total return through investment in real estate securities, emphasizing both capital appreciation and current income.	Clarion Global Real Estate Portfolio* - Class A Brighthouse Investment Advisers, LLC Subadviser: CBRE Clarion Securities LLC	0.64%	-4.78%	4.15%	5.50%
Seeks maximum capital appreciation.	Frontier Mid Cap Growth Portfolio* - Class A Brighthouse Investment Advisers, LLC Subadviser: Frontier Capital Management Company, LLC	0.73%	31.70%	16.91%	13.57%
Seeks long-term capital appreciation.	Harris Oakmark International Portfolio* - Class A Brighthouse Investment Advisers, LLC Subadviser: Harris Associates L.P.	0.76%	5.37%	7.30%	6.48%
A-2

INVESTMENT OBJECTIVE	PORTFOLIO AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/2020)
			1 YEAR	5 YEAR	10 YEAR
Seeks capital appreciation.	Invesco Global Equity Portfolio* - Class A Brighthouse Investment Advisers, LLC Subadviser: Invesco Advisers, Inc.	0.57%	27.92%	15.13%	11.83%
Seeks long-term growth of capital.	Invesco Small Cap Growth Portfolio* - Class A Brighthouse Investment Advisers, LLC Subadviser: Invesco Advisers, Inc.	0.81%	57.24%	20.20%	16.02%
Seeks long-term growth of capital.	Jennison Growth Portfolio* - Class A Brighthouse Investment Advisers, LLC Subadviser: Jennison Associates LLC	0.54%	56.80%	23.52%	18.67%
Seeks long-term growth of capital.	Loomis Sayles Growth Portfolio* - Class A Brighthouse Investment Advisers, LLC Subadviser: Loomis, Sayles & Company, L.P.	0.57%	32.54%	13.33%	14.42%
Seeks long-term capital growth from investments in common stocks or other equity securities.	Loomis Sayles Small Cap Core Portfolio* - Class A Brighthouse Investment Advisers, LLC Subadviser: Loomis, Sayles & Company, L.P.	0.90%	12.07%	11.45%	11.07%
Seeks long-term capital growth.	Loomis Sayles Small Cap Growth Portfolio* - Class A Brighthouse Investment Advisers, LLC Subadviser: Loomis, Sayles & Company, L.P.	0.88%	34.34%	18.26%	15.03%
Seeks to track the performance of the Bloomberg Barclays U.S. Aggregate Bond Index.	MetLife Aggregate Bond Index Portfolio* - Class A Brighthouse Investment Advisers, LLC Subadviser: MetLife Investment Advisors, LLC	0.27%	7.21%	4.21%	3.58%
Seeks to track the performance of the Standard & Poor’s MidCap 400® Composite Stock Price Index.	MetLife Mid Cap Stock Index Portfolio - Class A Brighthouse Investment Advisers, LLC Subadviser: MetLife Investment Advisors, LLC	0.32%	13.39%	12.08%	11.25%
Seeks to track the performance of the MSCI EAFE® Index.	MetLife MSCI EAFE® Index Portfolio - Class A Brighthouse Investment Advisers, LLC Subadviser: MetLife Investment Advisors, LLC	0.39%	7.85%	7.46%	5.33%
Seeks to track the performance of the Russell 2000® Index.	MetLife Russell 2000® Index Portfolio - Class A Brighthouse Investment Advisers, LLC Subadviser: MetLife Investment Advisors, LLC	0.33%	19.62%	13.22%	11.21%
Seeks to track the performance of the Standard & Poor’s 500® Composite Stock Price Index.	MetLife Stock Index Portfolio* - Class A Brighthouse Investment Advisers, LLC Subadviser: MetLife Investment Advisors, LLC	0.27%	18.10%	14.93%	13.60%
Seeks capital appreciation.	MFS ® Research International Portfolio* - Class A Brighthouse Investment Advisers, LLC Subadviser: Massachusetts Financial Services Company	0.64%	13.28%	9.91%	6.32%
Seeks a favorable total return through investment in a diversified portfolio.	MFS ® Total Return Portfolio* - Class A Brighthouse Investment Advisers, LLC Subadviser: Massachusetts Financial Services Company	0.61%	9.76%	8.90%	8.49%
A-3

INVESTMENT OBJECTIVE	PORTFOLIO AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/2020)
			1 YEAR	5 YEAR	10 YEAR
Seeks capital appreciation.	MFS ® Value Portfolio* - Class A Brighthouse Investment Advisers, LLC Subadviser: Massachusetts Financial Services Company	0.58%	3.96%	10.43%	11.24%
Seeks capital appreciation.	Morgan Stanley Discovery Portfolio* - Class A Brighthouse Investment Advisers, LLC Subadviser: Morgan Stanley Investment Management Inc.	0.63%	153.77%	38.34%	21.41%
Seeks high total return, consisting principally of capital appreciation.	Neuberger Berman Genesis Portfolio* - Class A Brighthouse Investment Advisers, LLC Subadviser: Neuberger Berman Investment Advisers LLC	0.85%	25.11%	15.77%	12.93%
Seeks maximum total return, consistent with the preservation of capital and prudent investment management.	PIMCO Total Return Portfolio* - Class A Brighthouse Investment Advisers, LLC Subadviser: Pacific Investment Management Company LLC	0.56%	8.82%	4.98%	4.05%
Seeks long-term growth of capital.	T. Rowe Price Large Cap Growth Portfolio* - Class A Brighthouse Investment Advisers, LLC Subadviser: T. Rowe Price Associates, Inc.	0.58%	36.95%	19.34%	16.96%
Seeks long-term growth of capital.	T. Rowe Price Mid Cap Growth Portfolio - Class A Brighthouse Investment Advisers, LLC Subadviser: T. Rowe Price Associates, Inc.	0.78%	24.30%	16.36%	14.77%
Seeks long-term capital growth.	T. Rowe Price Small Cap Growth Portfolio - Class A Brighthouse Investment Advisers, LLC Subadviser: T. Rowe Price Associates, Inc.	0.50%	24.34%	16.27%	14.83%
Seeks high total return by investing in equity securities of mid-sized companies.	Victory Sycamore Mid Cap Value Portfolio* - Class A Brighthouse Investment Advisers, LLC Subadviser: Victory Capital Management Inc.	0.60%	7.87%	9.81%	8.80%
Seeks to maximize total return consistent with preservation of capital.	Western Asset Management Strategic Bond Opportunities Portfolio* - Class A Brighthouse Investment Advisers, LLC Subadviser: Western Asset Management Company	0.55%	6.92%	6.71%	5.55%
Seeks to maximize total return consistent with preservation of capital and maintenance of liquidity.	Western Asset Management U.S. Government Portfolio* - Class A Brighthouse Investment Advisers, LLC Subadviser: Western Asset Management Company	0.48%	5.24%	3.07%	2.68%
*	The Portfolio is subject to an expense reimbursement or fee waiver arrangement. The annual expenses shown reflect temporary fee reductions.
A-4

APPENDIX B
Premium Tax Table
If You are a resident of one of the following jurisdictions, the percentage amount listed by that jurisdiction is the premium tax rate applicable to your Deferred Annuity or Income Annuity.
	Qualified Deferred and Income Annuities	Non-Qualified Deferred Annuities and Income Annuities
California (1)	0.5%	2.35%
Florida (2)	1.0%	1.0%
Maine (3)	0.0%	2.0%
Nevada (4)	0.0%	3.5%
Puerto Rico(5)	1.0%	1.0%
South Dakota(6)	0.0%	1.25%
Wyoming (4)	0.0%	1.0%
[1]	California applies the qualified tax rate to plans that qualify under the following Code Sections: 401(a), 403(b), 404, 408(b), and 501(a).
[2]	Annuity purchase payments are exempt from taxation provided the tax savings are passed back to the Contract Owners. Otherwise, they are taxable at 1%.
[3]	Maine applies the qualified tax rate to plans that qualify under the following Code Sections: 401, 403, 403(b), 404, 408, 457 and 501.
[4]	Nevada and Wyoming apply the qualified tax rate to plans that qualify under the following Code Sections: 401, 403, 404, 408, 457 and 501.
[5]	We will not deduct premium taxes paid by us to Puerto Rico from purchase payments, Account Value, withdrawals, death benefits or income payments.
[6]	Special rate applies for large case annuity policies. Rate is 0.08% for that portion of the annuity considerations received on a Contract exceeding $500,000 annually. Special rate on large case policies is not subject to retaliation. South Dakota applies the qualified tax rate to plans that qualify under the following Code Sections: 401, 403(b), 404, 408, 457, and 501(a).
B-1

The SAI includes additional information about the Deferred Annuities and the Separate Account. To view and download the SAI, please visit our website dfinview.com/metlife/tahd/MET000202. To request a free copy of the SAI or to ask questions, write or call:
Metropolitan Life Insurance Company
P.O. Box 10342
Des Moines, IA 50306-0342
(800) 638-7732
This prospectus incorporates by reference all of the information contained in the Statement of Additional Information, which is legally part of this prospectus. Reports and other information about the Separate Account are available on the Commission’s website at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.
EDGAR ID: C000003502

April 30, 2021
Enhanced Preference Plus® Account Variable Annuity Contracts (EPPA)
Issued by Metropolitan Life Insurance Company (“MetLife”)
This Prospectus describes group Enhanced Preference Plus Account Contracts for deferred variable annuities (“Enhanced Deferred Annuities”) and Enhanced Preference Plus immediate variable income annuities (“Enhanced Income Annuities”) (also referred to herein as “the Contract” or “Contracts”). We no longer offer the Deferred Annuities and Income Annuities. However, MetLife will continue to accept additional purchase payments under limited circumstances.
You decide how to allocate your money among the various available investment choices. Your choices may include the Fixed Interest Account/Fixed Income Option and Divisions (Divisions may be referred to as “Investment Divisions” in the Contract and marketing materials) available through Metropolitan Life Separate Account E which, in turn, invest in the Portfolios described in Appendix A. For convenience, the portfolios and the funds are referred to as Portfolios in this Prospectus.

How to learn more:
Before investing, read this Prospectus. The Prospectus contains information about the Enhanced Deferred Annuities, Enhanced Income Annuities and Metropolitan Life Separate Account E which You should know before investing. Keep this Prospectus for future reference.
Additional information about certain investment products, including variable annuities has been prepared by the Securities and Exchange Commission’s staff and is available at Investor.gov.
Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation otherwise is a criminal offense. Interests in the Separate Account and the Fixed Account are not deposits or obligations of, or insured or guaranteed by, the U.S. Government, any bank or other depository institution including the Federal Deposit Insurance Corporation (“FDIC”), the Federal Reserve Board or any other agency or entity or person.
The date of this prospectus is April 30, 2021
IMPORTANT INFORMATION
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a Portfolio’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from us. Instead, the shareholder reports will be made available on dfinview.com/metlife/tahd/MET000209, and you will be notified by mail each time a shareholder report is posted and provided with a website link to access the shareholder report.
If you already elected to receive your shareholder report electronically, you will not be affected by this change, and you need not take any action. You may elect to receive shareholder reports and other communications electronically, including Portfolio prospectuses and other information we send you by contacting your Administrative Office by calling 1-800-638-7732.
If you wish to continue to receive shareholder reports in paper on and after January 1, 2021, we will continue to send you all future reports in paper, free of charge. Please contact us at your Administrative Office by calling 1-800-638-7732 if you wish to continue receiving paper copies of the Portfolios’ shareholder reports. Your election to receive shareholder reports in paper will apply to all Portfolios available under your Policy.
The Contracts are not intended to be offered anywhere that they may not be lawfully offered and sold. MetLife has not authorized any information or representations about the Contracts other than the information in this Prospectus, supplements to the Prospectus or any supplemental sales material we authorize.

IMPORTANT TERMS YOU SHOULD KNOW
Account Value — When You purchase a Deferred Annuity, an account is set up for You. Your Account Value is the total amount of money credited to You under your Deferred Annuity including money in the Divisions of the Separate Account and the Fixed Interest Account, less any account reduction loans.
Accumulation Unit Value — With a Deferred Annuity, money paid-in or transferred into a Division of the Separate Account is credited to You in the form of Accumulation Units. Accumulation Units are established for each Division. We determine the value of these Accumulation Units as of the close of the Exchange each day the Exchange is open for regular trading. The Exchange usually closes at 4 p.m. Eastern Time but may close earlier or later. The values increase or decrease based on the investment performance of the corresponding underlying Portfolios.
Administrative Office — The Administrative Office is the MetLife office that will generally handle the administration of all your requests concerning your Deferred Annuity or Income Annuity. Your quarterly statement, payment statement and/or check stub will indicate the address of your Administrative Office. The telephone number to call to initiate a request is 1-800-638-7732.
Annuitant  — The natural person whose life is the measure for determining the duration and the dollar amount of income payments, sometimes referred to as the measuring life.
Annuity Unit Value — With an Income Annuity or variable pay-out option, the money paid-in or reallocated into a Division of the Separate Account is held in the form of Annuity Units. Annuity Units are established for each Division. We determine the value of these Annuity Units as of the close of the Exchange each day the Exchange is open for regular trading. The Exchange usually closes at 4 p.m. Eastern Time but may close earlier or later. The values increase or decrease based on the investment performance of the corresponding underlying Portfolios.
Assumed Investment Return (AIR) — Under an Income Annuity or variable pay-out option, the AIR is the assumed percentage rate of return used to determine the amount of the first variable income payment. The AIR is also the benchmark that is used to calculate the investment performance of a given Division to determine all subsequent payments to You.
Beneficiary  — the person who receives a benefit, including continuing payments or a lump sum payment, if the Annuitant dies.
Contract  — A Contract is the legal agreement between MetLife and the employer, plan trustee or other entity, or the certificate issued to You under a group annuity Contract. This document contains relevant provisions of your Deferred Annuity or Income Annuity. MetLife issues Contracts for each of the annuities described in this Prospectus.
Contract Year — Generally, the Contract Year for a Deferred Annuity is the period ending on the last day of the month in which the anniversary of when we issued the annuity occurs and each following 12-month period. However, depending on underwriting and plan requirements, the first Contract Year may range from the initial three to fifteen months after the Deferred Annuity is issued.
Deferred Annuity — This term is used throughout this Prospectus when we are referring to the Enhanced Deferred Annuities.
Divisions  — Divisions are subdivisions of the Separate Account. When You allocate a purchase payment, transfer money or make reallocations of your income payment to a Division, the Division purchases shares of a Portfolio

(with the same name) within Brighthouse Trust I, Brighthouse Trust II, the Calvert Fund, Fidelity® VIP Funds or American Funds®.
Early Withdrawal Charge — The Early Withdrawal Charge is an amount we deduct from your Account Value if You withdraw money prematurely from a Deferred Annuity. This charge is often referred to as a deferred sales load or back-end sales load.
Exchange — In this Prospectus, the New York Stock Exchange is referred to as the “Exchange.”
Free Look — You may cancel your Contract within a certain time period. This is known as a “free look.” We must receive your request to cancel in writing by the appropriate day in your state, which varies from state to state. The time period may also vary depending on your age and whether You purchased your Contract from us directly, through the mail or with money from another annuity or life insurance policy. Depending on state law, we may refund (i) all of your purchase payments (and any interest credited by the Fixed Account, if applicable) or (ii) your Account Value as of the date your refund request is received at your Administrative Office in Good Order (this means you bear the risk of any decline in the value of your Contract due to the performance of the Divisions during the Free Look period).
Good Order — A request or transaction generally is considered in “Good Order” if it complies with our administrative procedures, and the required information is complete and accurate. A request or transaction may be rejected or delayed if not in Good Order. Good Order generally means the actual receipt by us of the instructions relating to the requested transaction in writing (or, when permitted, by telephone or internet) along with all forms, information and supporting legal documentation necessary to effect the transaction. This information and documentation generally includes to the extent applicable to the transaction: your completed application; your Contract number; the transaction amount (in dollars or percentage terms); the names and allocations to and/or from the Divisions affected by the requested transaction; the signatures of all Contract Owners (exactly as indicated on the Contract), if necessary; Social Security Number or Tax I.D.; and any other information or supporting documentation that we may require, including any spousal or Joint Owner’s consents. With respect to purchase payments, Good Order also generally includes receipt by us of sufficient funds to effect the purchase. We may, in our sole discretion, determine whether any particular transaction request is in Good Order, and we reserve the right to change or waive any Good Order requirement at any time. If You have any questions, You should contact us or your sales representative (where applicable) before submitting the form or request.
Income Annuity — This term is used throughout this Prospectus when we are referring to the Enhanced Income Annuities.
MetLife  — MetLife is Metropolitan Life Insurance Company, which is the company that issues the Deferred Annuities and Income Annuities. Throughout this Prospectus, MetLife is also referred to as “we,” “us” or “our.”
Separate Account — Metropolitan Life Separate Account E (“Separate Account”) is an investment account. All assets contributed to Divisions under the Deferred Annuities and Income Annuities are pooled in the Separate Account and maintained for the benefit of investors in Deferred Annuities and Income Annuities.
Variable Annuity — An annuity in which returns/income payments are based upon the performance of investments such as stocks and bonds held by one or more underlying Portfolios. You assume the investment risk for any amounts allocated to the Divisions in a Variable Annuity.
You  — In this Prospectus, depending on the context, “You” may mean either the purchaser of the Deferred Annuity or Income Annuity, the annuitant under an Income Annuity or the participant or annuitant under certain group arrangements. In cases where we are referring to giving instructions or making payments to us for PEDC, Section

451 deferred fee arrangements, Section 451 deferred compensation plans, Section 457(f) deferred compensation plans, Section 457(e)(11) severance and death benefit plans and Section 415(m) qualified governmental excess benefit arrangements, “You” means the trustee or employer. In connection with a 403(b) plan termination, as of the date of the Contract or cash distribution under such distribution, "You" means the participant who has received such Contract or cash distribution.

KEY INFORMATION
Important Information You Should Consider About the Contract
	FEES AND EXPENSES			LOCATION IN PROSPECTUS
Charges for Early Withdrawal	If you withdraw money from the Contract within 8 years following your last purchase payment, you will be assessed a Withdrawal Charge of up to 7% of Contract Value withdrawn.
	For example, if you purchase the Contract for $100,000 and surrender your Contract during the first year, You will pay a Withdrawal Charge of up to $7,000.			Fee Table
Transaction Charges	In addition to surrender charges, you also may be charged for other transactions such as charges for transferring cash value between Divisions and a premium tax charge.
	Loans will be charged an initial set-up fee and a loan maintenance fee. The Account Reduction Loan Initiation Fee is $75.00. The Account Reduction Loan Maintenance Fee is $50.00.			Fee Table
Ongoing Fees and Expenses (annual charges)	The table below describes the fees and expenses that you may pay each year, depending on the options you choose. Please refer to your Contract specifications page for information about the specific fees you will pay each year based on the options you have elected.			Fee Table
	Annual Fee	Minimum	Maximum
	Base Contract	0.95%(1)	0.95% (1)
	Investment options (Portfolio fees and expenses)	0.28%(2)	1.04% (2)
(1) As a percentage of your Account Balance in the Separate Account. (2) As a percentage of average daily net assets of the Portfolios.
Because your Contract is customizable, the choices you make affect how much you will pay. To help understand the cost of owning your Contract, the following table shows the lowest and highest cost you could pay each year, based on current charges. This estimate assumes that you do not take withdrawals from the Contract, which could add contingent deferred sales charges that substantially increase costs.
	Lowest Annual Cost:	Highest Annual Cost:
	$1,164	$1,821
• Assumes:
• Investment of $100,000
• 5% annual appreciation
• Least expensive combination of Portfolio fees and expenses
• No optional benefits
• No sales charges
	• No additional purchase payments, transfers or withdrawals	• Assumes: • Investment of $100,000 • 5% annual appreciation • Most expensive combination of Portfolio fees and expenses • No sales charges • No additional purchase payments, transfers or withdrawals

	RISKS	LOCATION IN PROSPECTUS
Risk of Loss	You can lose money by investing in the Contract, including loss of principal.	Principal Risks of Investing in the Contract
Not a Short-Term Investment	This Contract is not a short-term investment and is not appropriate for an investor who needs ready access to cash.
• Withdrawal charges may apply for up to 7 years following each purchase payment. Withdrawal charges will reduce the value of your Contract if you withdraw money during that time.
• The benefits of tax deferral and mean that the Contract is more beneficial to investors with a long time horizon.
	• Earnings on your Contract are taxed at ordinary income tax rates when You withdraw them, and You may have to pay a penalty if You take a withdrawal before age 59 1⁄2.	Principal Risks of Investing in the Contract
Risks Associated with Investment Options	• An investment in the Contract is subject to the risk of poor investment performance and can vary depending on the performance of the investment options available under the Contract (e.g., Portfolios).
• Each investment option (including any Fixed Account investment option) will have its own unique risks.
	• You should review these investment options before making an investment decision.	Principal Risks of Investing in the Contract
Insurance Company Risks	Contracts are subject to the risks related to Metropolitan Life, including any obligations (including under any Fixed Account investment options), guarantees, and benefits of the Contract are subject to the claims-paying ability of the Metropolitan Life. If Metropolitan Life experiences financial distress, it may not be able to meet its obligations to you. More information about the Company, including its financial strength ratings, is available by visiting https://www.metlife.com/about-us/corporate-profile/ratings/.	Principal Risks of Investing in the Contract
	RESTRICTIONS	LOCATION IN PROSPECTUS
Investments	Although we do not currently charge a fee for transfers of cash value among Divisions or between the Divisions and the Fixed Account, We reserve the right to impose a transfer fee of $10 after the first twelve transfers between Divisions. We reserve the right to add, remove or substitute Portfolios.
	The Company also has policies and procedures that attempt to detect and deter frequent transfers in situations where we determine there is a potential for arbitrage additional limits that apply to transfers.	Transfers
	TAXES	LOCATION IN PROSPECTUS
Tax Implications	• You should consult with a tax professional to determine the tax implications of an investment in and purchase payments received under the Contract.
• There is no additional tax benefit if You purchase the Contract through a tax-qualified plan or individual retirement account (IRA).
	• Earnings on your Contract are taxed at ordinary income tax rates when You withdraw them, and You may have to pay a penalty if You take a withdrawal before age 59 1⁄2.	Federal Tax Considerations

	CONFLICTS OF INTEREST	LOCATION IN PROSPECTUS
Investment Professional Compensation	Your investment professional may receive compensation for selling this Contract to You, both in the form of commissions and because MetLife may share the revenue it earns on this Contract with the professional’s firm. This conflict of interest may influence your investment professional to recommend this Contract over another investment.	Distribution of the Contracts
Exchanges	Some investment professionals may have a financial incentive to offer you a new contract in place of the one you own. You should only exchange your Contract if You determine, after comparing the features, fees, and risks of both contracts, that it is better for you to purchase the new contract rather than continue to own your existing Contract.	Contract Exchanges
OVERVIEW OF THE CONTRACT
Purpose of the Contract
The Enhanced Preference Plus® Account Variable Annuity Contract, issued by Metropolitan Life Insurance Company, is designed to provide long-term accumulation of assets through investments in a variety of investment options during the accumulation phase. It can supplement your retirement income by providing a stream of income payments during the payout phase. It also offers death benefits to protect your designated beneficiaries. This Contract may be appropriate if you have a long investment time horizon. It is not intended for people who may need to make early or frequent withdrawals or intend to engage in frequent trading in the Portfolios.
Phases of the Contract
The Contract, like all deferred variable annuity contracts, has two phases: the accumulation phase and the payout phase (Annuity Period).
(1)	Accumulation (Pay-in) Phase
To help You accumulate assets, You can invest your premium payments in:
•	Portfolios (mutual funds), each of which has its own investment strategies, investment advisers, expense ratios, and returns; and
•	a Fixed Account option, which offers a guaranteed interest rate during a selected period.
Additional information about each Portfolio including its investment objective, advisers and any subadvisers as well as current expenses and certain performance information is included in Appendix A.
(2)	Income (Pay-out) Phase
You can elect to annuitize your Contract and turn your Contract value into a stream of income payments (sometimes called annuity payments) from Metropolitan Life, at which time the accumulation phase of the Contract ends. These payments may continue for a fixed period of years, for your entire life, or for the longer of a fixed period or your life. The payments may also be fixed or variable. Variable payments will vary based on the performance of the investment options you select.
Please note that if you annuitize, your investments will be converted to income payments and you may no longer be able to choose to withdraw money at will from your Contract. All benefits (including guaranteed minimum death benefit) terminate upon annuitization.

Features and Options of the Contract
Contract Classes
The Contract has a single contract class with a 7-year Early Withdrawal Charge period.
Automated Investment Strategies and Dollar Cost Averaging
At no additional charge, the Contract offers an automated transfer privilege referred to as dollar cost averaging. Under this feature you may request that a certain amount of your Contract Value be transferred on the same day each month, prior to annuitization, from any one account of your choice to one or more of the other accounts subject to the limitation that You must have a minimum total Contract Value of $5,000 to enroll in the DCA Program. The minimum amount that may be transferred through this program is $400. You may establish pre-authorized transfers of Contract Value from the Fixed Account, subject to certain restrictions.
Accessing Your Money
Until you annuitize, you have full access to your money. You can choose to withdraw your Contract value at any time (although if you withdraw early, you may have to pay a Withdrawal Charge and/or income taxes, including a tax penalty if you are younger than age 59 1⁄2).
Tax Treatment
You can transfer money between investment options without tax implications, and earnings (if any) on your investments are generally tax-deferred. You are taxed only when: (1) you make a withdrawal; (2) you receive an income payment from the Contract; or (3) upon payment of a death benefit.
Death Benefits
Your Contract includes a basic death benefit that will pay your designated beneficiaries a benefit at the time of your death.
Systematic Withdrawals
The Systematic Withdrawal feature available under the Contracts allows the Contract Owner to have a portion of the Contract Value withdrawn automatically at regularly scheduled intervals prior to annuitization.
Account Reduction Loans
We administer loan programs made available through Plans or group arrangements on an account reduction basis for certain Contracts.
Tax treatment
You can transfer money between investment options without tax implications, and earnings (if any) on your investments are generally tax-deferred. You are taxed only when: (1) you make a withdrawal; (2) you receive an income payment from the Contract; or (3) upon payment of a death benefit.

FEES
The following tables describe the fees and expenses You will pay when buying, owning, and surrendering or making withdrawals from the Deferred Annuity or Income Annuity. The first table describes the fees and expenses that you will pay at the time that you buy the Contract, surrender or make withdrawals from the Contract, or transfer Contract value between investment options. State premium taxes may also be deducted.
Transaction Expenses
Sales Load Imposed on Purchases	None
Withdrawal Charge (as a percentage of each purchase payment funding the withdrawal during the pay-in phase)(1)	7%
Exchange Fee for Deferred Annuities	None
Surrender Fee for Deferred Annuities	None
Account Reduction Loan Initiation Fee(2)	$ 75
Transfer Fee(3)	$ 25
[1]	An Early Withdrawal Charge of up to 7% may apply if You withdraw purchase payments within seven years of when they were credited to your Deferred Annuity. The charge on purchase payments is calculated according to the following schedule:

If withdrawn during purchase payment year	Percentage
1	7%
2	6%
3	5%
4	4%
5	3%
6	2%
7	1%
Thereafter	0%
There are times when the Early Withdrawal Charge does not apply to amounts that are withdrawn from a Deferred Annuity. For example, each Contract Year You may take the greater of 20% (10% for certain Enhanced Deferred Annuities) of your Account Value or your purchase payments made over seven years ago free of Early Withdrawal Charges. There are no Early Withdrawal Charges applied to the Enhanced Non-Qualified Deferred Annuities for Section 457(f) deferred compensation plans, Section 451 deferred fee arrangements, Section 451 deferred compensation plans and Section 457(e)(11) severance and death benefit plans.
[2]	This fee may be waived for certain groups.
[3]	We reserve the right to limit transfers. We reserve the right to impose a transfer fee. The amount of this fee will be no greater than $25 per transfer.
The next table describes the fees and expenses that you will pay each year during the time that you own the Contract (not including Portfolio Company fees and expenses). If you choose to purchase an optional benefit, you will pay additional charges, as shown below.
Annual Contract Fee(1)	None

Base Contract Expenses(2) (as a percentage of your average Account Balance in the Separate Account)	.95%
Annual Account Reduction Loan Maintenance Fee (per loan outstanding)(3)	$50
[1]	A $20 Annual Contract Fee is imposed on money in the Fixed Interest Account. This fee may be waived under certain circumstances.
[2]	Pursuant to the terms of the Contract, our total Separate Account charge will not exceed .95% of your average balance in the Divisions. For purposes of presentation here, we estimated the allocation between general administrative expenses and the mortality and expense risk charge for Deferred Annuities or the amount of underlying Portfolio shares we have designated in the Investment Divisions to generate your income payments for Income Annuities.
[3]	This fee may be waived for certain groups. The loan maintenance fee is paid on a quarterly basis at the end of each quarter on a pro-rata basis from the Divisions and the Fixed Interest Account in which You then have a balance.
The next item shows the minimum and maximum total operating expenses charged by the Portfolios that you may pay periodically during the time that you own the Contract. A complete list of Portfolios available under the Contract, including their annual expenses, may be found in “Appendix A-Portfolio Companies Available Under the Contract” at the back of this Prospectus.
	Minimum	Maximum
Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio Company assets, including management fees, distribution and/or service (12b-1) fees, and other expenses)	0.28%	1.04%
Examples
These examples are intended to help You compare the cost of investing in the Deferred Annuities and Income Annuities with the cost of investing in other variable annuity contracts. These costs include Transaction Expenses, the Annual Contract Expenses and the Annual Portfolio Operating Expenses.
Example 1. This example shows the dollar amount of expenses that You would bear directly or indirectly on a $100,000 investment for a Deferred Annuity for the time periods indicated. Your actual costs may be higher or lower.
Assumptions:
•	Your Deferred Annuity permits You to withdraw 10% of your Account Value free from Early Withdrawal Charges each Contract Year;
•	You bear the Minimum or Maximum Total Annual Portfolio Operating Expenses (without reimbursement and/or waiver of expenses);
•	the underlying Portfolio earns a 5% annual return.
Based on these assumptions, your charges would be:
	1 Year	3 Years	5 Years	10 Years
If you surrender your Contract at the end of the applicable time period
Maximum	$9,520	$11,750	$15,642	$28,210
Minimum	$8,230	$ 7,831	$ 9,032	$14,613

Example 2. This example shows the dollar amount of expenses that You would bear directly or indirectly on a $100,000 investment for a Deferred Annuity for the time periods indicated. Your actual costs may be higher or lower.
Assumptions:
•	Your Deferred Annuity permits You to withdraw 20% of your Account Value free from Early Withdrawal Charges each Contract Year;
•	You bear the Minimum or Maximum Total Annual Portfolio Operating Expenses (without reimbursement and/or waiver of expenses);
•	the underlying Portfolio earns a 5% annual return.
Based on these assumptions, your charges would be:
	1 Year	3 Years	5 Years	10 Years
If you surrender your Contract at the end of the applicable time period
Maximum	$9,520	$11,750	$15,642	$28,210
Minimum	$8,230	$ 7,831	$ 9,032	$14,613
Example 3. This example shows the dollar amount of expenses that You would bear directly or indirectly on a $100,000 investment for a Deferred Annuity for the time periods indicated. Your actual costs may be higher or lower.
Assumptions:
•	You bear the Minimum or Maximum Total Annual Portfolio Operating Expenses (without reimbursement and/or waiver of expenses);
•	the underlying Portfolio earns a 5% annual return.
Based on these assumptions, your charges would be:
	1 Year	3 Years	5 Years	10 Years
If you annuitize or do not surrender your Contract at the end of the applicable time period
Maximum	$2,520	$7,750	$13,242	$28,210
Minimum	$1,230	$3,831	$ 6,632	$14,613
PRINCIPAL RISKS
Investing in the Contracts involves risks. The following are the principal risks of an investment in the Contract. You should carefully consider the below risks in addition to the other information contained in this Prospectus.
Risk of Loss. An investment in the Contract is not a bank deposit and is not guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The Contract is subject to market risk (the risk that your investments may decline in value or underperform your expectations). As a result, You can lose money by investing in the Contract, including loss of principal.

Not a Short-Term Investment. This Contract is not a short-term investment and is not appropriate for an investor who needs ready access to cash. If you withdraw early, you may have to pay a Withdrawal Charge and/or income taxes, including a tax penalty if you are younger than age 591⁄2. Withdrawal Charges may apply for up to 7 years following each purchase payment. Withdrawal Charges will reduce the value of your Contract if you withdraw money during that time. The benefits of tax deferral and living benefit protections also mean that the Contract is more beneficial to investors with a long time horizon.
Risk of Underlying Portfolios. An investment in the Contract is subject to the risk of poor investment performance and can vary depending on the performance of the investment options available under the Contract (e.g., Portfolio Companies). Each investment option (including the Fixed Account investment option) will have its own unique risks. We do not provide any investment advice and do not recommend or endorse any particular Portfolio. You bear the risk of any decline in the Account Balance of your Contract resulting from the performance of the Portfolio You have chosen. You should review these investment options before making an investment decision. Information regarding the Portfolios available under your Contract is available in Appendix A to this Prospectus.
Risks Associated with the Company. An investment in the Contract is subject to the risks related to the Company. Any obligations (including under the Fixed Account), guarantees, or benefits are subject to claims-paying ability of the Company, and our long term ability to make such payments, and are not guaranteed by any other party. MetLife is regulated as an insurance company under state law, which generally includes limits on the amount and type of investments in its general account. However, there is no guarantee that we will be able to meet our claims paying obligations; there are risks to purchasing any insurance product.
Conflicts of Interest. Your investment professional may receive compensation for selling this Contract to You, both in the form of commissions and because MetLife may share the revenue it earns on this Contract with the professional’s firm. This conflict of interest may influence your investment professional to recommend this Contract over another investment. In addition, some investment professionals may have a financial incentive to offer you a new contract in place of the one you own. You should only exchange your Contract if you determine, after comparing the features, fees, and risks of both contracts, that it is better for you to purchase the new contract rather than continue to own your existing Contract.
Suitability. An investment in the Contract may not be suitable for all investors. For example, there is no additional tax benefit if You purchase the Contract through a tax-qualified plan or individual retirement account (IRA). Therefore, there should be reasons other than tax deferral for acquiring the Contract. You should consult with a tax or investment professional to determine the tax and other implications of an investment in and purchase payments received under the Contract.
Taxation Risk. Although the provisions of the Code relevant to the Contract are generally described under “Federal Tax Considerations,” an investor should consult its own tax advisor concerning the effects of federal, state, local and foreign tax law on the Contract. No assurance can be given that, even if the tax provisions currently applicable to the Contract are favorable, the law or regulations or interpretations thereunder will not change and the Contract may be disadvantaged.
Cybersecurity. Cybersecurity breaches can be intentional or unintentional events, and can occur through unauthorized access to computer systems, networks or devices; infection from computer viruses or other malicious software code; or attacks that shut down, disable, slow or otherwise disrupt operations, business processes or website access or functionality. Cybersecurity breaches can interfere with our processing of contract transactions, including the processing of transfer orders from our website or with the Portfolios; impact our ability to calculate Accumulation Unit Values; cause the release and possible destruction of confidential Contract Owner or business information; or impede order processing or cause other operational issues. Although we continually make efforts to identify and reduce our exposure to cybersecurity risk, there is no guarantee that we will be able to successfully manage this risk at all times.
COVID-19 Risk. The pandemic spread of the novel coronavirus COVID-19 is causing illnesses and deaths. This pandemic, other pandemics, and their related major public health issues are having a major impact on the global economy and financial markets. Governmental and non-governmental organizations may not effectively combat the spread and severity of such a pandemic, increasing its harm to the Company. Any of these events could have a material adverse effect on the Company’s operations, business, financial results, or financial condition.

METLIFE
Metropolitan Life Insurance Company is a provider of insurance, annuities, employee benefits and asset management. We are also one of the largest institutional investors in the United States with a general account portfolio invested primarily in fixed income securities (corporate, structured products, municipals, and government and agency) and mortgage loans, as well as real estate, real estate joint ventures, other limited partnerships and equity securities, at December 31, 2020. The Company was incorporated under the laws of New York in 1868. The Company’s office is located at 200 Park Avenue, New York, New York 10166-0188. The Company is a wholly-owned subsidiary of MetLife, Inc.
METROPOLITAN LIFE SEPARATE ACCOUNT E
We established Metropolitan Life Separate Account E on September 27, 1983. The purpose of the Separate Account is to hold the variable assets that underlie the Enhanced Preference Plus Account, Variable Annuity Contracts and some other variable annuity contracts we issue. We have registered the Separate Account with the Securities and Exchange Commission (“SEC”) as a unit investment trust under the Investment Company Act of 1940, as amended (“1940 Act”).
The Separate Account’s assets are solely for the benefit of those who invest in the Separate Account and no one else, including our creditors. The assets of the Separate Account are held in our name on behalf of the Separate Account and legally belong to us. All the income, gains and losses (realized or unrealized) resulting from these assets are credited to or charged against the contracts issued from this Separate Account without regard to our other business.
We are obligated to pay all money we owe under the Deferred Annuities and Income Annuities − such as death benefits and income payments − even if that amount exceeds the assets in the Separate Account. Any such amount that exceeds the assets in the Separate Account is paid from our general account. Benefit amounts paid from the general account are subject to the financial strength and claims paying ability of the Company and our long term ability to make such payments and are not guaranteed by our parent company, MetLife, Inc., or by any other party. We issue other annuity contracts and life insurance policies where we pay all money we owe under those contracts and policies from our general account. MetLife is regulated as an insurance company under state law, which includes, generally, limits on the amount and type of investments in its general account. However, there is no guarantee that we will be able to meet our claims paying obligations; there are risks to purchasing any insurance product.
The investment manager to certain of the Portfolios offered with the Contracts or with other variable annuity contracts issued through the Separate Account may be regulated as Commodity Pool Operators. While MetLife does not concede that the Separate Account is a commodity pool, the Company has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodities Exchange Act (“CEA”), and is not subject to registration or regulation as a pool operator under the CEA.
VARIABLE ANNUITIES
There are two types of variable annuities described in this Prospectus: Deferred Annuities and Income Annuities. These annuities are “variable” because the value of your account or the amount of each income payment varies based on the investment performance of the Divisions You choose. In short, the value of your Deferred Annuity, your income payments under a variable pay-out option of your Deferred Annuity, or your income payments under your Income Annuity, may go up or down. Since the investment performance is not guaranteed, your money or income payment amount is at risk. The degree of risk will depend on the Divisions You select. The Accumulation Unit Value or Annuity Unit Value for each Division rises or falls based on the investment performance (or “experience”) of the Portfolio with the same name. MetLife and its affiliates also offer other annuities not described in this Prospectus. The Prospectus describes the material features of the Deferred Annuities and the Income Annuities.
The Deferred Annuities have a fixed interest rate option called the “Fixed Interest Account.” The Fixed Interest Account is part of our general account and offers an interest rate that is guaranteed by us (the current minimum rate on the Fixed Interest Account is 3% but may be lower based on your state and issue date and, therefore, may be lower for certain Contracts). Your registered representative can tell you the current and minimum interest rates that apply. Because of exemptive and exclusionary provisions, interests in the Fixed Account have not been registered under the Securities Act of 1933, and neither the Fixed Account nor our general account has been registered as an investment company under the 1940 Act. Income Annuities and the variable pay-out options under the Deferred Annuities have a fixed payment option called the “Fixed Income Option.” Under the Fixed Income Option, we guarantee the amount of your fixed income payments. These fixed options are not described in this Prospectus although we occasionally refer to them. All guarantees as to purchase payments or Account Value allocated to the Fixed Account, interest credited to the Fixed Account, and fixed annuity payments are subject to our financial strength and claims-paying ability.
The group Deferred Annuities and group Income Annuities described in this Prospectus are offered to employers, associations, trusts or other groups for their employees, members or participants.
A Deferred Annuity
You accumulate money in your account during the pay-in phase by making one or more purchase payments. MetLife will hold your money and credit investment returns as long as the money remains in your account.
All tax sheltered annuities (“TSA(s)”), public employee deferred compensation (“PEDC”) arrangements, 403(a) and individual retirement plan(s) (“IRA(s)”) receive tax deferral under the Internal Revenue Code (“Code”). There are no additional tax benefits from funding these tax qualified arrangements with a Deferred Annuity. Therefore, there should be reasons other than tax deferral, such as the availability of a guaranteed income for life or the death benefit, for acquiring the Deferred Annuity within these arrangements.
Non-Natural Persons as Owners or Beneficiaries. If a non-natural person, such as a trust, is the Owner of a non-qualified Deferred Annuity, the distribution on death rules under the Code may require payment to begin earlier than expected and may impact the usefulness of the living (if any) and/or death benefits. Naming a non-natural person, such as a trust or estate, as a beneficiary under the Deferred Annuity will generally, eliminate the beneficiary’s ability to “stretch” or a spousal beneficiary’s ability to continue the Deferred Annuity and the living (if any) and/or death benefits.
A Deferred Annuity consists of two phases: the accumulation or “pay-in” phase and the income or “pay-out” phase. The pay-out phase begins when You either take all of your money out of the account or You elect “income” payments using the money in your account. The number and the amount of the income payments You receive will depend on such things as the type of pay-out option You choose, your investment choices, and the amount used to provide your income payments. Because Deferred Annuities offer various insurance benefits such as pay-out options, including our guarantee of income for your lifetime, they are “annuities.”
Generally, it is not advisable to purchase a Deferred Annuity as a replacement for an existing annuity contract. You should replace an existing contract only when You determine that the Deferred Annuity is better for You. You may have to pay a withdrawal charge on your existing contract, and the Deferred Annuity may impose a new withdrawal charge period. Before You buy a Deferred Annuity ask your registered representative if purchasing a Deferred Annuity would be advantageous, given the Deferred Annuity’s features, benefits and charges. You should talk to your tax adviser to make sure that this purchase will qualify as a tax-free exchange. If You surrender your existing contract for cash and then buy the Deferred Annuity, You may have to pay Federal income taxes, including possible penalty taxes, on the surrender. Also, because we will not issue the Deferred Annuity until we have received the initial purchase payment from your existing insurance company, the issuance of the Deferred Annuity may be delayed.
We no longer make the Enhanced Preference Plus Account Deferred Annuity available, however, current Contract Owners may continue to make additional purchase payments, and new participants may enroll under any issued group Contract.
An Income Annuity
An Income Annuity, also known as an immediate annuity, only has a “pay-out” phase. You make a single purchase payment and select the type of income payment suited to your needs. Some of the income payment types guarantee an income stream for your lifetime; others guarantee an income stream for both your lifetime, as well as the lifetime of another person (such as a spouse). Some Income Annuities guarantee a time period of your choice over which MetLife will make income payments. Income Annuities also have other features. The amount of the income payments You receive will depend on such things as the income payment type You choose, your investment choices and the amount of your purchase payment.
The Enhanced Preference Plus Account Income Annuities are no longer available.

Investment Choices Which Are Fund of Funds
The following Portfolios available within Brighthouse Trust I, Brighthouse Trust II, and Fidelity VIP Funds are “fund of funds”:
Brighthouse Asset Allocation 20 Portfolio
Brighthouse Asset Allocation 40 Portfolio
Brighthouse Asset Allocation 60 Portfolio
Brighthouse Asset Allocation 80 Portfolio
Brighthouse Asset Allocation 100 Portfolio
American Funds® Balanced Allocation Portfolio
American Funds® Growth Allocation Portfolio
American Funds® Moderate Allocation Portfolio
SSGA Growth ETF Portfolio
SSGA Growth and Income ETF Portfolio
Fidelity 2020 Portfolio
Fidelity 2025 Portfolio
Fidelity 2030 Portfolio
Fidelity 2035 Portfolio
Fidelity 2040 Portfolio
Fidelity 2045 Portfolio
Fidelity 2050 Portfolio
“Fund of funds” Portfolios invest substantially all of their assets in other portfolios or, with respect to the SSGA Growth ETF Portfolio and the SSGA Growth and Income ETF Portfolio, other exchange-traded funds (“Underlying ETFs”). Therefore, each of these Portfolios will bear its pro rata share of the fees and expenses incurred by the underlying portfolios or Underlying ETFs in which it invests in addition to its own management fees and expenses. This will reduce the investment return of each of the fund of funds Portfolios. The expense levels will vary over time, depending on the mix of underlying portfolios or Underlying ETFs in which the fund of funds Portfolio invests. You may be able to realize lower aggregate expenses by investing directly in the underlying portfolios and Underlying ETFs instead of investing in the fund of funds Portfolios, if such underlying portfolios or Underlying ETFs are available under the Contract. However, no Underlying ETFs and only some of the underlying portfolios are available under the Contract.
Additional Information About the Portfolios
Some of the investment choices may not be available under the terms of your Deferred Annuity or Income Annuity. The Contract or other correspondence we provide You will indicate the Divisions that are available to You. Your investment choices may be limited because:
•	Your employer, association or other group contract holder limits the available Divisions.
•	We have restricted the available Divisions.
•	Some of the Divisions are not approved in your state.
The Divisions buy and sell shares of corresponding mutual fund Portfolios. These Portfolios, which are part of Brighthouse Trust I, Brighthouse Trust II, the Calvert Fund, Fidelity® VIP Funds or the American Funds®, invest in stocks, bonds and other investments. All dividends declared by the Portfolios are earned by the Separate Account and are reinvested. Therefore, no dividends are distributed to You under the Deferred Annuities or Income Annuities. You pay no transaction expenses (i.e., front-end or back-end sales load charges) as a result of the

Separate Account’s purchase or sale of these mutual fund shares. The Portfolios of Brighthouse Trust I, Brighthouse Trust II, Calvert Fund, Fidelity® VIP Funds and American Funds® Portfolios are made available only through various insurance company annuities and life insurance policies.
Brighthouse Trust I, Brighthouse Trust II, the Calvert Fund, Fidelity® VIP Funds and American Funds® are each a “series” type fund registered with the SEC as an “open-end management investment company” under the 1940 Act. A “series” fund means that each Portfolio is one of several available through the fund.
The Portfolios of Brighthouse Trust I and Brighthouse Trust II pay Brighthouse Investment Advisers, LLC a monthly fee for its services as their investment manager. The Portfolios of the American Funds® pay Capital Research and Management Company a monthly fee for its services as their investment manager. The Portfolios of the Calvert Fund pay Calvert Asset Management Company, Inc. a monthly fee for its services as their investment manager. Similarly, the Portfolios of the Fidelity® VIP Funds pay Fidelity Management & Research Company a monthly fee for its services as their investment manager. These fees, as well as other expenses paid by each Portfolio, are described in the applicable prospectuses and SAIs for Brighthouse Trust I, Brighthouse Trust II, the Calvert Fund, Fidelity® VIP Funds and American Funds®.
Certain Payments We Receive with Regard to the Portfolios
An investment manager or sub-investment manager of a Portfolio, or its affiliates, may make payments to us and/or certain of our affiliates. These payments may be used for a variety of purposes, including payment of expenses for certain administrative, marketing, and support services with respect to the Contracts and, in the Company’s role as an intermediary, with respect to the Portfolios. The Company and its affiliates may profit from these payments. These payments may be derived, in whole or in part, from the advisory fee deducted from Portfolio assets. Contract Owners, through their indirect investment in the Portfolios, bear the costs of these advisory fees (see the Portfolios’ prospectuses for more information). The amount of the payments we receive is based on a percentage of assets of the Portfolios attributable to the Contracts and certain other variable insurance products that we and our affiliates issue. These percentages differ and some investment managers or sub-investment managers (or other affiliates) may pay us more than others. These percentages currently range up to 0.50%.
Additionally, an investment manager or sub-investment manager of a Portfolio or its affiliates may provide us with wholesaling services that assist in the distribution of the Contracts and may pay us and/or certain of our affiliates amounts to participate in sales meetings. These amounts may be significant and may provide the investment manager or sub-investment manager (or its affiliate) with increased access to persons involved in the distribution of the Contracts.
On August 4, 2017, MetLife, Inc. completed the separation of Brighthouse Financial, Inc. and its subsidiaries (“Brighthouse”) where MetLife, Inc. retained an ownership interest of 19.2% non-voting common stock outstanding of Brighthouse Financial, Inc. In June 2018, MetLife, Inc. sold Brighthouse Financial, Inc. common stock in exchange for MetLife, Inc. senior notes and Brighthouse was no longer considered a related party. At December 31, 2020, MetLife, Inc. held no shares of Brighthouse Financial, Inc, for its own account; however, certain insurance company separate accounts managed by MetLife held shares of Brighthouse Financial, Inc. Brighthouse subsidiaries include Brighthouse Investment Advisers, LLC, which serves as the investment adviser for the Brighthouse Funds Trust I and Brighthouse Funds Trust II. We and Our affiliated companies have entered into agreements with Brighthouse Investment Advisers, LLC, Brighthouse Funds Trust I and Brighthouse Funds Trust II whereby we receive payments for certain administrative, marketing and support services described in the previous paragraphs. Currently, the Portfolios in Brighthouse Funds Trust I and Brighthouse Funds Trust II are only available in variable annuity contracts and variable life insurance policies issued by Metropolitan Life Insurance Company and its affiliates, as well as Brighthouse Life Insurance Company and its affiliates. As of December 31,

2020, approximately 88% of Portfolio assets held in Separate Accounts of Metropolitan Life Insurance Company and its affiliates were allocated to Portfolios in Brighthouse Funds Trust I and Brighthouse Funds Trust II. Should we or Brighthouse Investment Advisers, LLC decide to terminate the agreements, we would be required to find alternative Portfolios which could have higher or lower costs to the Contract Owner. In addition, the amount of payments we receive could cease or be substantially reduced which may have a material impact on our financial statements.
Certain Portfolios have adopted a Distribution Plan under Rule 12b-1 of the 1940 Act. A Portfolio’s 12b-1 Plan, if any, is described in more detail in each Portfolio’s prospectus. (See the “Table of Expenses” and “Who Sells the Deferred Annuities and Income Annuities.”) Any payments we receive pursuant to those 12b-1 Plans are paid to us or our distributor. Payments under a Portfolio’s 12b-1 Plan decrease the Portfolio’s investment return.
Portfolio Selection
We select the Portfolios offered through the Contracts based on a number of criteria, including asset class coverage, the strength of the investment manager’s or sub-investment manager’s reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor we consider during the selection process is whether the Portfolio’s investment manager or sub-investment manager is one of our affiliates or whether the Portfolio, its investment manager, its sub-investment manager(s), or an affiliate will make payments to us or our affiliates. In this regard, the profit distributions we receive from our affiliated investment manager are a component of the total revenue that we consider in configuring the features and investment choices available in the variable insurance products that we and our affiliated insurance companies issue. Since we and our affiliated insurance companies may benefit more from the allocation of assets to Portfolios advised by our affiliates than those that are not, we may be more inclined to offer Portfolios advised by our affiliates in the variable insurance products we issue. We review the Portfolios periodically and may remove a Portfolio or limit its availability to new purchase payments and/or transfers of Account Value if we determine that the Portfolio no longer meets one or more of the selection criteria, and/or if the Portfolio has not attracted significant allocations from Contract Owners. In some cases, we have included Portfolios based on recommendations made by selling firms. These selling firms may receive payments from the Portfolios they recommend and may benefit accordingly from the allocation of Account Value to such Portfolios.
We do not provide any investment advice and do not recommend or endorse any particular Portfolio. You bear the risk of any decline in the Account Value of your Contract resulting from the performance of the Portfolios You have chosen.
DEFERRED ANNUITIES
This Prospectus describes the following Deferred Annuities under which You can accumulate money:
Enhanced Preference Plus Account:
•	TSA (Tax Sheltered Annuity)
•	403(a)(Qualified annuity plans under Section 403(a))
•	PEDC (Public Employee Deferred Compensation)
•	Traditional IRA (Individual Retirement Annuities)
•	Non-Qualified
•	Non-Qualified (for certain deferred arrangements and plans)

These Non-Qualified Deferred Annuities (for certain deferred arrangements and plans) include Section 457(f) deferred compensation plans, Section 451 deferred fee arrangements, Section 451 deferred compensation plans, and Section 457(e)(11) severance and death benefits plans. The Non-Qualified Deferred Annuities for Section 457(e)(11) severance and death benefit plans have special tax risks. We no longer offer Section 457(e)(11) severance and death benefit plans but will accept purchase payments for those already issued.
In general under these types of non-qualified deferred compensation arrangements, all assets under the plan (including the Contract) are owned by the employer (or a trust subject to the claims of the employer’s creditors). Participants may be permitted, if authorized under the plan, to make certain “deemed” investment choices and allocations. However, the entire interest under the Contract remains the property of the employer and any Account Values thereunder are maintained solely for accounting purposes under the plan.
These Deferred Annuities are issued to a group. You are then a participant under the group’s Deferred Annuity. Certain group Deferred Annuities may be issued to a bank that does nothing but hold them as contract holder. Deferred Annuities may be either:
•	Allocated (your Account Value records are kept for You as an individual); or
•	Unallocated (Account Value records are kept for a plan or group as a whole).
The Deferred Annuity and Your Retirement Plan
If You participate through a retirement plan or other group arrangement, the Deferred Annuity may provide that all or some of your rights or choices as described in this Prospectus are subject to the plan’s terms. For example, limitations on your rights may apply to investment choices, purchase payments, withdrawals, transfers, loans, the death benefit and pay-out options. The Deferred Annuity may provide that a plan administrative fee will be paid by making a withdrawal from your Account Value. Also, the Deferred Annuity may require that You or your beneficiary obtain a signed authorization from your employer or plan administrator to exercise certain rights. We may rely on your employer’s or plan administrator’s statements to us as to the terms of the plan or your entitlement to any amounts. We are not a party to your employer’s retirement plan. We will not be responsible for determining what your plan says. You should consult your Deferred Annuity Contract and plan document to see how You may be affected. If You are a Texas Optional Retirement Program participant, please see Appendix E for specific information which applies to You.
Plan Terminations
Upon termination of a retirement plan, your employer is generally required to distribute your plan benefits under the Contract to You.
This distribution is in cash or direct rollover to another employer sponsored plan or IRA. The distribution is a withdrawal under the Contract and any amounts withdrawn are subject to any applicable Early Withdrawal Charges. Outstanding loans, if available will be satisfied (paid) from your cash benefit prior to its distribution to You. In addition, your cash distributions are subject to withholding, ordinary income tax and applicable Federal income tax penalties. (See “Federal Tax Considerations.”) Early Withdrawal Charges will be waived if the net distribution is made under the exceptions listed in the “Early Withdrawal Charges” section of the prospectus.
Automated Investment Strategies
There are five automated investment strategies available to You for Enhanced Deferred Annuities. We created these investment strategies to help You manage your money. You decide if one is appropriate for You based upon your risk tolerance and savings goals. These investment strategies are available to You without any additional charges. As with any investment program, no strategy can guarantee a gain — You can lose money. We may modify or terminate any of the strategies at any time. You may have only one automated investment strategy in effect at a time. You may not have a strategy in effect while You also have an outstanding loan. Your employer, association or other group contract holder may limit the availability of any investment strategy.
The Allocator, the Equalizer and the Index Selector are not available to all Enhanced Deferred Annuities. Certain administrative platforms may have an alternative dollar cost averaging program that permits an amount to be transferred from any Division to one or more different Divisions on a monthly, quarterly, semi-annual or annual basis. Certain administrative platforms may have an alternative rebalancing program that permits rebalancing on a one-time, quarterly, semi-annually or annual basis. Your enrollment form will indicate if any of the automated investment strategies or the alternative dollar cost averaging program and the alternative rebalancing program is available under Your Contract.
The Equity Generator®: An amount equal to the interest earned in the Fixed Interest Account is transferred monthly to either the MetLife Stock Index Division or the Frontier Mid Cap Growth Division, based on your selection. If your Fixed Interest Account Value at the time of a scheduled transfer is zero, this strategy is automatically discontinued. There is no additional charge for electing the Equity Generator. For example, if you elected the Equity Generator and $1,000 of interest was credited to your account each month, then the $1,000 of interest would be transferred from the fixed interest account to the specified Division every month for a 12 month period.
Certain administrative platforms may allow an amount equal to the interest earned in the Fixed Interest Account to be transferred quarterly to the MetLife Stock Index Division.
As an added benefit of this strategy, as long as 100% of every purchase payment is allocated to the Fixed Interest Account for the life of your Deferred Annuity and You never request allocation changes or transfers, You will not pay more in Early Withdrawal Charges than your Contract earns. Early Withdrawal Charges may be taken from any of your earnings.
The EqualizerSM: You start with equal amounts of money in the Fixed Interest Account and your choice of either the MetLife Stock Index Division or the Frontier Mid Cap Growth Division. Each quarter, amounts are transferred between the Fixed Interest Account and your chosen Division to make the value of each equal. For example, if You choose the MetLife Stock Index Division and over the quarter it outperforms the Fixed Interest Account, money is transferred to the Fixed Interest Account. Conversely, if the Fixed Interest Account outperforms the MetLife Stock Index Division, money is transferred into the MetLife Stock Index Division. There is no additional fee for The Equalizer.
The Rebalancer®: You select a specific asset allocation for your entire Account Value from among the Divisions and the Fixed Interest Account. Each quarter, we transfer amounts among these options to bring the percentage of your Account Value in each option back to your original allocation. In the future, we may permit You to allocate less than 100% of your Account Value to this strategy. There is no additional charge for electing the Rebalancer. For example, if you allocated 25% among four Divisions then on a quarterly basis, we will transfer amounts among those four Divisions so that 25% of your Policy’s Cash Value is in each such Division.
The Index Selector®: You may select one of five asset allocation models (the Conservative Model, the Conservative to Moderate Model, the Moderate Model, the Moderate to Aggressive Model and the Aggressive Model) which are designed to correlate to various risk tolerance levels. Based on the model You choose, your entire Account Value is allocated among the MetLife Aggregate Bond Index, MetLife Stock Index, MetLife MSCI EAFE® Index, MetLife

Russell 2000® Index and MetLife Mid Cap Stock Index Divisions and the Fixed Interest Account. Each quarter, the percentage in each of these Divisions and the Fixed Interest Account is brought back to the model percentage by transferring amounts among the Divisions and the Fixed Interest Account.
In the future, we may permit You to allocate less than 100% of your Account Value to this strategy.
We will continue to implement the Index Selector strategy using the percentage allocations of the model that were in effect when You elected the Index Selector. You should consider whether it is appropriate for You to continue this strategy over time if your risk tolerance, time horizon or financial situation changes. This strategy may experience more volatility than our other strategies. We provide the elements to formulate the model. We may rely on a third party for its expertise in creating appropriate allocations.
The asset allocation models used in the Index Selector strategy may change from time to time. If You are interested in an updated model, please contact your sales representative (where applicable).
You may choose another Index Selector® strategy or terminate your Index Selector® strategy at any time. If You choose another Index Selector® strategy, You must select from the asset allocation models available at that time. After termination, if You then wish to select the Index Selector® strategy again, You must select from the asset allocation models available at that time. There is no additional charge for electing the Index Selector. For example, if you chose the Conservative Model, then on a quarterly basis we would transfer amounts in the Divisions and the Fixed Interest Account so that the balances in each reflect the selected Conservative Model percentage.
The AllocatorSM: Each month, a dollar amount You choose is transferred from the Fixed Interest Account to any of the Divisions You choose. You select the day of the month and the number of months over which the transfers will occur. A minimum periodic transfer of $50 is required. Once your Fixed Interest Account Value is exhausted, this strategy is automatically discontinued. There is no additional charge for electing the Allocator. For example, you may elect to have $100 a month transferred of the 15th of the month from the Fixed Interest Account to a Division for a period of two years.
The Equity Generator® and the AllocatorSM are dollar cost averaging strategies. Dollar cost averaging involves investing at regular intervals of time. Since this involves continuously investing regardless of fluctuating prices, You should consider whether You wish to continue the strategy through periods of fluctuating prices.
We may terminate all transactions under the automated investment strategy, depending on your administrative platform, upon notification of your death.
PURCHASE PAYMENTS
There is no minimum purchase payment. For Non-Qualified Deferred Annuities for certain deferred arrangements or plans (except those for Section 415(m) arrangements), we may require that each purchase payment be at least $2,000. In addition, we may require that your total purchase payments must be at least $15,000 for the first Contract Year and at least $5,000 each subsequent Contract Year.
Unless limited by tax law, You may continue to make purchase payments under Enhanced Deferred Annuities while You receive Systematic Withdrawal Program payments, as described later in this Prospectus, unless your purchase payments are made through automatic payroll deduction, salary reduction or salary deduction. Subject to your plan's rules, You may make purchase payments to your Deferred Annuity whenever You choose, up to the date You begin receiving payments from a pay-out option.

In the case of TSA Deferred Annuity money being transferred from a fixed account of another insurance company where You did not have access to your money because the company was being rehabilitated or liquidated, we may add additional money to the amount transferred to us to reflect the earlier lack of access.
Purchase Payments — Section 403(b) Plans
The Internal Revenue Service (“IRS”) announced regulations affecting Section 403(b) plans and arrangements which were generally effective January 1, 2009. As part of these regulations, employers will need to meet certain requirements in order for their employees’ annuity contracts that portfolio these programs to retain a tax deferred status under Section 403(b). Prior to the rules, transfers of one annuity contract to another would not result in a loss of tax deferred status under Section 403(b) under certain conditions (so-called “90-24 transfers”). The regulations have the following effect regarding transfers: (1) an issued contract funded by a transfer which is completed AFTER September 24, 2007, is subject to the employer requirements referred to above; (2) additional purchase payments made AFTER September 24, 2007, to a contract that was funded by a 90-24 transfer ON OR BEFORE September 24, 2007, MAY subject the contract to this employer requirement.
In consideration of these regulations, we have determined only to make available the Contract for purchase (including transfers) where your employer currently permits salary reduction contributions to be made to the Contract.
If your Contract was issued previously as a result of a 90-24 transfer completed on or before September 24, 2007, and You have never made salary reduction contributions into your Contract, we urge You to consult with your tax adviser prior to making additional purchase payments.
Allocation of Purchase Payments
You decide how your money is allocated among the Fixed Interest Account and the Divisions. You can change your allocations for future purchase payments. We will make allocation changes when we receive your request for a change. You may also specify an effective date for the change as long as it is within 30 days after we receive the request.
If You choose to make an allocation to the asset allocation Divisions with your initial purchase payment, 100% of your allocation to the investment choices must be to only one of the asset allocation Divisions. After the initial purchase payment has been made, You may allocate subsequent purchase payments or make transfers from any asset allocation Division to any investment choice or to one or more of the asset allocation Divisions. We reserve the right to make certain changes to the Divisions. (See “Your Investment Choices — Portfolio Selection.”)
Limits on Purchase Payments
Your ability to make purchase payments may be limited by:
•	Federal tax laws;
•	Our right to limit the total of your purchase payments to $1,000,000. We may change the maximum by telling You in writing at least 90 days in advance;
•	Regulatory requirements. For example, if You reside in Washington or Oregon, we may be required to limit your ability to make purchase payments after You have held the Deferred Annuity for more than three years, if the

Deferred Annuity was issued to You after You turn age 60; or after You turn age 63, if the Deferred Annuity was issued before You were age 61 (except under the Enhanced PEDC Deferred Annuity);
•	Retirement, for certain Deferred Annuities. You may no longer make purchase payments if You retire;
•	Leaving your job (for TSA and 403(a) Deferred Annuities);
•	A withdrawal based on your leaving your job;
•	Receiving systematic termination payments (described later) from both the Separate Account and the Fixed Interest Account.; and
•	Participation in the Systematic Withdrawal Program (as described later).
The Value of Your Investment
We use the term “experience factor” to describe the investment performance for Division. We calculate Accumulation Unit Values once a day on every day the New York Stock Exchange (the “Exchange”) is open for trading. We call the time between two consecutive Accumulation Unit Value calculations the “Valuation Period.” We have the right to change the basis for the Valuation Period, on 30 days’ notice, as long as it is consistent with law. All purchase payments and transfers are valued as of the end of the Valuation Period during which the transaction occurred. The experience factor changes from Valuation Period to Valuation Period to reflect the upward or downward performance of the assets in the underlying Portfolios. The experience factor is calculated as of the end of each Valuation Period using the net asset value per share of the underlying Portfolio. The net asset value includes the per share amount of any dividend or capital gain distribution paid by the Portfolio during the current Valuation Period, and subtracts any per share charges for taxes and reserve for taxes. We then divide that amount by the net asset value per share as of the end of the last Valuation Period to obtain a factor that reflects investment performance. We then subtract a charge for each day in the valuation period which is the daily equivalent of the Separate Account charge. This charge varies, depending on the class of the Deferred Annuity.
Accumulation Units are credited to You when You make purchase payments or transfers into a Division. When You withdraw or transfer money from a Division, Accumulation Units are liquidated. We determine the number of Accumulation Units by dividing the amount of your purchase payment, transfer or withdrawal by the Accumulation Unit Value on the date of the transaction.
This is how we calculate the Accumulation Unit Value for each Division:
Step 1: First, we determine the change in investment performance (including any investment-related charge) for the underlying Portfolio from the previous trading day to the current trading day;
Step 2: Next, we subtract the daily equivalent of our insurance-related charge (general administrative expenses and mortality and expense risk charges) for each day since the last Accumulation Unit Value was calculated; and
Step 3: Finally, we multiply the previous Accumulation Unit Value by this result.
Examples
Calculating the Number of Accumulation Units
Assume You make a purchase payment of $500 into one Division and that Division’s Accumulation Unit Value is currently $10.00. You would be credited with 50 Accumulation Units.
$500	=	50 Accumulation Units

$10
Calculating the Accumulation Unit Value
Assume yesterday’s Accumulation Unit Value was $10.00 and the number we calculate for today’s investment experience (minus charges) for an underlying Portfolio is 1.05 (Step 1 and Step 2 described above). Today’s Accumulation Unit Value is $10.50 ($10.00 × 1.05 = $10.50). The value of your $500 investment is then $525 (50 × $10.50 = $525) (Step 3 described above).
However, assume that today’s investment experience (minus charges) is .95 instead of 1.05. Today’s Accumulation Unit Value is $9.50 ($10.00 × .95 = $9.50). The value of your $500 investment is then $475 (50 × $9.50 = $475).
Transfers
You may make tax-free transfers between Divisions or between the Divisions and the Fixed Interest Account. Such transfers are free of any Early Withdrawal Charges. Some additional restrictions may also apply to transfers from the Fixed Interest Account to the Divisions. For us to process a transfer, You must tell us:
•	The percentage or dollar amount of the transfer;
•	The Divisions (or Fixed Interest Account) from which You want the money to be transferred;
•	The Divisions (or Fixed Interest Account) to which You want the money to be transferred; and
•	Whether You intend to start, stop, modify or continue unchanged an automated investment strategy by making the transfer.
Your transfer request must be in Good Order and completed prior to the close of the Exchange on a business day if You want the transaction to take place on that day. All other transfer requests in Good Order will be processed on our next business day.
For additional transfer restrictions (see “General Information — Valuation — Suspension of Payments”).
We may require You to:
•	Use our forms; or
•	Maintain a minimum Account Value (if the transfer is in connection with an automated investment strategy or if there is an outstanding loan from the Fixed Interest Account).
Restrictions on Transfers
Restrictions on Frequent Transfers/Reallocations. Frequent requests from Contract Owners or participants/Annuitants to make transfers/reallocations may dilute the value of a Portfolio’s shares if the frequent transfers/reallocations involve an attempt to take advantage of pricing inefficiencies created by a lag between a change in the value of the securities held by the Portfolio and the reflection of that change in the Portfolio’s share price (“arbitrage trading”). Frequent transfers/reallocations involving arbitrage trading may adversely affect the long-term performance of the Portfolios, which may in turn adversely affect Contract Owners and other persons who may have an interest in the Contracts (e.g., participants/Annuitants).
We have policies and procedures that attempt to detect and deter frequent transfers/reallocations in situations where we determine there is a potential for arbitrage trading. Currently, we believe that such situations may be presented in the international, small-cap, and high-yield Portfolios. In addition, as described below, we intend to treat all American Funds® as Monitored Portfolios. We monitor transfer/reallocation activity in the following Monitored Portfolios:
•	American Funds Global Small Capitalization Fund
•	American Funds Growth Fund
•	American Funds Growth-Income Fund
•	American Funds The Bond Fund of America
•	Baillie Gifford International Stock Portfolio
•	Clarion Global Real Estate Portfolio
•	Harris Oakmark International Portfolio
•	Invesco Global Equity Portfolio
•	Invesco Small Cap Growth Portfolio
•	Loomis Sayles Global Allocation Portfolio
•	Loomis Sayles Small Cap Core Portfolio
•	Loomis Sayles Small Cap Growth Portfolio
•	MetLife MSCI EAFE® Index Portfolio
•	MetLife Russell 2000® Index Portfolio
•	MFS® Research International Portfolio
•	Neuberger Berman Genesis Portfolio
•	T. Rowe Price Small Cap Growth Portfolio
•	Western Asset Management Strategic Bond Opportunities Portfolio
We employ various means to monitor transfer/reallocation activity, such as examining the frequency and size of transfers/reallocations into and out of the Monitored Portfolios within given periods of time. For example, we currently monitor transfer/reallocation activity to determine if, for each category of international, small-cap, and high-yield Portfolios, in a 12-month period there were (1) six or more transfers/reallocations involving the given category; (2) cumulative gross transfers/reallocations involving the given category that exceed the current Account Value; and (3) two or more “round-trips” involving any Monitored Portfolio in the given category. A round-trip generally is defined as a transfer/reallocation in followed by a transfer/reallocation out within the next seven calendar days or a transfer/reallocation out followed by a transfer/reallocation in within the next seven calendar days, in either case subject to certain other criteria. We do not believe that other Portfolios present a significant opportunity to engage in arbitrage trading and therefore do not monitor transfer/reallocation activity in those Portfolios. We may change the Monitored Portfolios at any time without notice in our sole discretion.
As a condition to making their Portfolios available in our products, American Funds® requires us to treat all American Funds Portfolios as Monitored Portfolios under our current frequent transfer/reallocation policies and procedures. Further, American Funds® requires us to impose additional specified monitoring criteria for all American Funds Portfolios available under the Contract, regardless of the potential for arbitrage trading. We are required to monitor transfer/reallocation activity in American Funds Portfolios to determine if there were two or more transfers/reallocations in followed by transfers/reallocations out, in each case of a certain dollar amount or greater, in any 30-day period. A first violation of the American Funds® monitoring policy will result in a written notice of violation; each additional violation will result in the imposition of a six-month restriction during which period we will require all transfer/reallocation requests to or from an American Funds Portfolio to be submitted with an original signature. Further, as Monitored Portfolios, all American Funds Portfolios also will be subject to our current frequent transfer/reallocation policies, procedures and restrictions (described below), and transfer/reallocation restrictions may be imposed upon a violation of either monitoring policy. A process has been implemented to enforce the American Funds® restrictions. There is no guarantee that this process will detect all contract holders whose transfer/reallocation activity in the American Funds® Portfolios violates this monitoring policy.
Our policies and procedures may result in transfer/reallocation restrictions being applied to deter frequent transfers/reallocations. Currently, when we detect transfer/reallocation activity in the Monitored Portfolios that exceeds our current transfer/reallocation limits, we require future requests to or from any Monitored Portfolios under that Contract to be submitted in writing with an original signature. A first occurrence will result in a warning letter; a second occurrence will result in the imposition of this restriction for a six-month period; a third occurrence will result in the permanent imposition of this restriction. Transfers made under an Automated Investment Strategy are not treated as transfers when we monitor the frequency of transfers.
Your third-party administrator has its own standards with regard to monitoring activity in the Monitored Portfolios and how subsequent transfer/reallocation activity will be restricted once those standards are triggered. These standards and subsequent trading restrictions may be more or less restrictive than ours, and presently include restrictions on non-Monitored Portfolios. The differences in monitoring standards and restrictions are due to systems limitations and may change from time to time as those systems are upgraded.
The detection and deterrence of harmful transfer/reallocation activity involves judgments that are inherently subjective, such as the decision to monitor only those Portfolios that we believe are susceptible to arbitrage trading or the determination of the transfer/reallocation limits. Our ability to detect and/or restrict such transfer/reallocation activity may be limited by operational and technological systems, as well as our ability to predict strategies employed by Contract Owners or participants/Annuitants to avoid such detection. Our ability to restrict such transfer/reallocation activity also may be limited by provisions of the Contract. Accordingly, there is no assurance that we will prevent all transfer/reallocation activity that may adversely affect Contract Owners or participants/Annuitants and other persons with interests in the Contracts. We do not accommodate frequent transfers/reallocations in any Portfolio and there are no arrangements in place to permit any Contract Owner or participant/Annuitant to engage in frequent transfers/reallocations; we apply our policies and procedures without exception, waiver or special arrangement.
The Portfolios may have adopted their own policies and procedures with respect to frequent transfers/reallocations in their respective shares, and we reserve the right to enforce these policies and procedures. For example, Portfolios may assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period. The prospectuses for the Portfolios describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Although we may not have the contractual authority or the operational capacity to apply the frequent transfer/reallocation policies and procedures of the Portfolios, we have entered into a written agreement, as required by SEC regulation, with each Portfolio or its principal underwriter that obligates us to provide to the Portfolio promptly upon request certain information about the trading activity of individual Contract Owners, and to execute instructions from the Portfolio to restrict or prohibit further purchases or transfers/reallocations by specific Contract Owners who violate the frequent transfer/reallocation policies established by the Portfolio.
In addition, Contract Owners or participants/Annuitants and other persons with interests in the Contracts should be aware that the purchase and redemption orders received by the Portfolios generally are “omnibus” orders from intermediaries, such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the Portfolios in their ability to apply their frequent transfer/reallocation policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the Portfolios (and thus Contract Owners or participants/Annuitants) will not be harmed by transfer/reallocation activity relating to the other insurance companies and/or retirement plans that may invest in the Portfolios. If a Portfolio believes that an omnibus order reflects one or more transfer/reallocation requests from Contract Owners engaged in frequent transfer/reallocation trading activity, the Portfolio may reject the entire omnibus order.
In accordance with applicable law, we reserve the right to modify or terminate the transfer/reallocation privilege at any time. We also reserve the right to defer or restrict the transfer/reallocation privilege at any time that we are unable to purchase or redeem shares of any of the Portfolios, including any refusal or restriction on purchases or redemptions of their shares as a result of their own policies and procedures on frequent transfers/reallocations (even if an entire omnibus order is rejected due to the frequent transfers/reallocations of a single Contract Owner or participant/Annuitant). You should read the Portfolio prospectuses for more details.
Restrictions on Large Transfers/Reallocations. Large transfers/reallocations may increase brokerage and administrative costs of the underlying Portfolios and may disrupt portfolio management strategy, requiring a Portfolio to maintain a large cash position and possibly resulting in lost investment opportunities and forced liquidations. We do not monitor for large transfers/reallocations to or from Portfolios except where the Portfolio manager of a particular underlying Portfolio has brought large transfer/reallocation activity to our attention for investigation on a case-by-case basis. For example, some portfolio managers have asked us to monitor for “block transfers” where transfer/reallocation requests have been submitted on behalf of multiple Contract Owners by a third party such as an investment adviser. When we detect such large trades, we may impose restrictions similar to those described above where future transfer/reallocation requests from that third party must be submitted in writing with an original signature. A first occurrence will result in a warning letter; a second occurrence will result in the imposition of this restriction for a six-month period; a third occurrence will result in the permanent imposition of the restriction.
Access To Your Money
You may withdraw either all or part of your Account Value from the Deferred Annuity. Other than those made through the Systematic Withdrawal Program, withdrawals must be at least $500 (or the Account Value, if less). To process your request, we need the following information:
•	The percentage or dollar amount of the withdrawal; and
•	The Divisions (or Fixed Interest Account) from which You want the money to be withdrawn.
Your withdrawal may be subject to Early Withdrawal Charges and there may be adverse tax consequences.
Generally, if You request, we will make payments directly to other investments on a tax-free basis. You may only do so if all applicable tax and state regulatory requirements are met and we receive all information necessary for us to make the payment. We may require You to use our original forms.
We may withhold payment of a withdrawal if any portion of those proceeds would be derived from your check that has not yet cleared (i.e., that could still be dishonored by your banking institution). We may use telephone, fax, Internet or other means of communication to verify that payment from your check has been or will be collected. We will not delay payment longer than necessary for us to verify that payment has been or will be collected. You may avoid the possibility of delay in the disbursement of proceeds coming from a check that has not yet cleared by providing us with a certified check.
You may submit a written withdrawal request, which must be received at your Administrative Office on or before the date the pay-out phase begins, that indicates that the withdrawal should be processed as of the date the pay-out phase begins, in which case the request will be deemed to have been received on, and the withdrawal amount will be priced according to, the Accumulation Unit Value calculated as of the date the pay-out phase begins.
Account Reduction Loans
We may administer loan programs made available through plans or group arrangements on an account reduction basis for certain Deferred Annuities. If the loan is in default and has been reported to the IRS as income but not yet offset, loan repayments will be posted as after-tax contributions. Loan amounts will be taken from amounts that are vested according to your plan or group arrangement on a pro-rata basis from the source(s) of money the plan or group arrangement permits to be borrowed (e.g., money contributed to the plan or group arrangement through salary reduction, elective deferrals, direct transfers, direct rollovers and employer contributions), then on a pro-rata basis from each Division and the Fixed Interest Account in which You then have a balance consisting of these sources of money. Loan repayment amounts will be posted back to the original money sources used to make the loan, if the loan is in good standing at the time of repayment. Loan repayments will be allocated to the Divisions and the Fixed Interest Account in the same percentages as your current investment election for contributions. Loan repayment periods, repayment methods, interest rate, default procedures, tax reporting and permitted minimum and maximum loan amounts will be disclosed in the loan agreement documents. There may be initiation and maintenance fees associated with these loans.
Systemic Withdrawal Program for Enhanced TSA, IRA and 403(a) Deferred Annuites
If we agree and if approved in your state for Enhanced TSA, IRA, and 403(a) Deferred Annuities, You may choose to automatically withdraw a specific dollar amount or a percentage of your Account Value each Contract Year. This amount is then paid in equal portions throughout the Contract Year, according to the time frame You select, e.g., monthly, quarterly, semi-annually or annually. Once the Systematic Withdrawal Program is initiated, the payments will automatically renew each Contract Year. Income taxes, tax penalties and Early Withdrawal Charges may apply to your withdrawals. Program payment amounts are subject to our required minimums and administrative restrictions. For the Enhanced TSA, IRA, and 403(a) Deferred Annuities, if You elect to receive payments through this program, You must have no loan outstanding from the Fixed Interest Account and You must either be 59 1⁄2 years old or have left your job. Tax law generally prohibits withdrawals from Enhanced TSA, IRA, and 403(a) Deferred Annuities before You reach 59 1⁄2. Your Account Value will be reduced by the amount of your Systematic Withdrawal Program payments and applicable withdrawal charges. Payments under this program are not the same as income payments You would receive from a Deferred Annuity pay-out option or under an Income Annuity.
If You elect to withdraw a dollar amount, we will pay You the same dollar amount each Contract Year. If You elect to withdraw a percentage of your Account Value, each Contract Year, we recalculate the amount You will receive based on your new Account Value.
If You do not provide us with your desired allocation, or there are insufficient amounts in the Divisions or the Fixed Interest Account that You selected, the payments will be taken out pro rata from the Fixed Interest Account and any Divisions in which You have an Account Value.
Calculating Your Payment Based on a Percentage Election for the First Contract Year You Elect the Systematic Withdrawal Program: If You choose to receive a percentage of your Account Value, we will determine the amount payable on the date these payments begin. When You first elect the program, we will pay this amount over the remainder of the Contract Year. For example, if You select to receive payments on a monthly basis with the percentage of your Account Value You request equaling $12,000, and there are six months left in the Contract Year, we will pay You $2,000 a month.
Calculating Your Payment for Subsequent Contract Years of the Systematic Withdrawal Program: For each subsequent year that your Systematic Withdrawal Program remains in effect, we will deduct from your Deferred Annuity and pay You over the Contract Year either the amount that You chose or an amount equal to the percentage of your Account Value You chose. For example, if You select to receive payments on a monthly basis, ask for a percentage and that percentage of your Account Value equals $12,000 at the start of a Contract Year, we will pay You $1,000 a month.
If You do not provide us with your desired allocation, or there are insufficient amounts in the Divisions or the Fixed Interest Account that You selected, the payments will be taken out pro rata from the Fixed Interest Account and any Divisions in which You then have money.
Selecting a Payment Date: You select a payment date which becomes the date we make the withdrawal. We must receive your request in Good Order at least 10 days prior to the selected payment date. (If You would like to receive your Systematic Withdrawal Program payment on or about the first of the month, You should request payment by the 20th day of the month.) If we do not receive your request in time, we will make the payment the following month on the date You selected. If You do not select a payment date, we will automatically begin systematic withdrawals within 30 days after we receive your request. Changes in the dollar amount, percentage or timing of the payments can be made at any time. If You make any of these changes, we will treat your request as though You were starting a new Systematic Withdrawal Program. You may request to stop your Systematic Withdrawal Program at any time. We must receive any request in Good Order at your Administrative Office at least 30 days in advance.
Although we need your written authorization to begin this program, You may cancel this program at any time by telephone or by writing to us at your Administrative Office. We may also terminate your participation in the program, depending on your administrative platform, upon notification of your death.
Systematic Withdrawal Program payments may be subject to an Early Withdrawal Charge unless an exception to this charge applies. For purposes of determining how much of the annual payment amount is exempt from this charge under the free withdrawal provision (discussed later), all payments from a Systematic Withdrawal Program in a Contract Year are characterized as a single lump sum withdrawal as of your first payment date in that Contract Year. When You first elect the program, we will calculate the percentage of your Account Value your Systematic Withdrawal Program payment represents based on your Account Value on the first Systematic Withdrawal Program payment date. For all subsequent Contract Years, we will calculate the percentage of your Account Value your Systematic Withdrawal Program payment represents based on your Account Value on the first Systematic Withdrawal Program payment date of that Contract Year. We will determine separately the Early Withdrawal Charge and any relevant factors (such as applicable exceptions) for each Systematic Withdrawal Program payment as of the date it is withdrawn from your Deferred Annuity.
Participation in the Systematic Withdrawal Program is subject to our administrative procedures.

Minimum Distribution
In order for You to comply with certain tax law provisions, You may be required to take money out of your Deferred Annuity. Rather than receiving your required minimum distribution in one annual lump-sum payment, You may request that we pay it to You in installments throughout the calendar year. However, we may require that You maintain a certain Account Value at the time You request these payments. You may not have a Systematic Withdrawal Program in effect if we pay your minimum required distribution in installments. We may terminate your participation in the program, depending on your administrative platform, upon notification of your death.
INCOME ANNUITIES
Income Annuities provide You with a regular stream of payments for either your lifetime or a specific period. You may choose the frequency of your income payments. For example, You may receive your payments on a monthly, quarterly, semi-annual or annual basis. You have the flexibility to select a stream of income to meet your needs. Income Annuities can be purchased so that You begin receiving payments immediately or You can apply the Account Value of your Deferred Annuity to a pay-out option to receive payments during your “pay-out” phase. With an Income Annuity purchased as an immediate annuity and not as a pay-out option to receive payments during your “pay-out” phase, You may defer receiving payments from us for one year after You have purchased an immediate annuity. You bear any investment risk during any deferral period. The Income Annuity currently may not be available in all states.
We do not guarantee that your variable payments will be a specific amount of money. You may choose to have a portion of the payment fixed and guaranteed under the Fixed Income Option. If You annuitize your Deferred Annuity and should our current annuity rates for a fixed pay-out option for this type of Deferred Annuity provide for greater payments than those guaranteed in your Contract, the greater payment will be made.
Using proceeds from the following types of arrangements, You may purchase Income Annuities to receive immediate payments:
Enhanced Preference Plus Account:
•	TSA
•	403(a)
•	PEDC
•	Traditional IRA
•	Non-Qualified
•	Non-Qualified (for certain deferred arrangements and plans)
If You have accumulated amounts in any of the listed investment vehicles, your lump sum withdrawal from that investment vehicle may be used to purchase an appropriate Income Annuity as long as income tax requirements are met.
If your retirement plan has purchased an Income Annuity, your choice of pay-out options may be subject to the terms of the plan. We may rely on your employer’s or plan administrator’s statements to us as to the terms of the plan or your entitlement to any payments. We will not be responsible for interpreting the terms of your plan. You should review your plan document to see how You may be affected.

Income Payment Types
Currently, we provide You with a wide variety of income payment types to suit a range of personal preferences. You decide the income payment type for your Income Annuity when You decide to take a pay-out option or at application. The decision is irrevocable.
There are three people who are involved in payments under your Income Annuity:
•	Owner: the person or entity which has all rights under the Income Annuity including the right to direct who receives payment.
•	Annuitant: the person whose life is the measure for determining the duration and sometimes the dollar amount of payments.
•	Beneficiary: the person who receives continuing payments or a lump sum payment if the Owner dies.
Many times, the Owner and the Annuitant are the same person.
When deciding how to receive income, consider:
•	The amount of income You need;
•	The amount You expect to receive from other sources;
•	The growth potential of other investments; and
•	How long You would like your income to last.
Your income payment amount will depend in large part on the type of income payment You choose. For example, if You select a “Lifetime Income Annuity for Two,” your payments will typically be lower than if You select a “Lifetime Income Annuity.” Income payment types that guarantee that payments will be made for a certain number of years regardless of whether the Annuitant or Joint Annuitant is alive (such as Lifetime Income Annuity with a Guarantee Period and Lifetime Income Annuity for Two with a Guarantee Period, as defined below) result in income payments that are smaller than with income payment types without such a guarantee (such as Lifetime Income Annuity and Lifetime Income Annuity for Two, as defined below). In addition, to the extent the income payment type has a guarantee period, choosing a shorter guarantee period will result in each income payment being larger. Where required by state law or under a qualified retirement plan, the Annuitant’s sex will not be taken into account in calculating income payments. Annuity rates will not be less than those guaranteed in the Contract at the time of purchase for the AIR and income payment type elected. Due to underwriting, administrative or Code considerations, the choice of the percentage reduction and/or the duration of the guarantee period may be limited. We reserve the right to commute or to otherwise pay the value of any remaining income payments over a period which would comply with Federal income tax law. Tax rules with respect to decedent Contracts may prohibit election of Lifetime Income for Two income types and/or may also prohibit payments for as long as the Owner’s life in certain circumstances. The terms of your Contract will determine when your income payments start and the frequency with which You will receive your income payments. When You select an income type, it will apply to both fixed income payments and variable income payments.
We reserve the right to limit or stop issuing any of the income types currently available based upon legal requirements or other considerations.
The following income payment types are available:
Lifetime Income Annuity: A variable income that is paid as long as the Annuitant is living.

Lifetime Income Annuity with a Guarantee Period: A variable income that continues as long as the Annuitant is living but is guaranteed to be paid for a number of years. If the Annuitant dies before all of the guaranteed payments have been made, payments are made to the Owner of the annuity until the end of the guaranteed period. If the Owner dies during the guarantee period, payments will be made to the beneficiary in accordance with the Code. No payments are made once the guarantee period has expired and the Annuitant is no longer living.
Lifetime Income Annuity with a Refund: A variable income that is paid as long as the Annuitant is living and guarantees that the total of all income payments will not be less than the purchase payment that we received. If the Annuitant dies before the total of all income payments received equals the purchase payment, we will pay the Owner (or the beneficiary, if the Owner is not living) the difference in a lump sum.
Lifetime Income Annuity for Two: A variable income that is paid to the Annuitant(s) as long as the Contract Owner is living. After the Contract Owner dies, payments continue to be made to the Annuitant(s) either for (1) life (provided certain Federal tax law requirements are met) or (2) ten (10) years. Payments made for life to the Annuitant after the death of the Contract Owner may be the same as those made while the Contract Owner was living or may be a smaller percentage that is selected when the annuity is first converted to an income stream. No payments are made once the Annuitants are no longer living.
Lifetime Income Annuity for Two with a Guarantee Period: A variable income that continues as long as either of the two Annuitants is living but is guaranteed to be paid (unreduced by any percentage selected) for a number of years. If both Annuitants die before all of the guaranteed payments have been made, payments are made to the Owner of the annuity until the end of the guaranteed period. If the Owner dies during the guarantee period, payments will be made to the beneficiary in accordance with the Code. If one Annuitant dies after the guarantee period has expired, payments continue to be made as long as the other Annuitant is living. In that event, payments may be the same as those made while both Annuitants were living or may be a smaller percentage that is selected when the annuity is purchased. No payments are made once the guarantee period has expired and both Annuitants are no longer living.
Lifetime Income Annuity for Two with a Refund: A variable income that is paid as long as either Annuitant is living and guarantees that all income payments will not be less than the purchase payment that we received. After one Annuitant dies, payments continue to be made as long as the other Annuitant is living. In that event, payments may be the same as those made while both Annuitants were living or may be a smaller percentage that is selected when the annuity is purchased. If both Annuitants die before the total of all income payments received equals the purchase payment, we will pay the Owner (or the beneficiary, if the Owner is not living) the difference in a lump sum.
Income Annuity for a Guaranteed Period: A variable income payable for a guaranteed period of 5 to 30 years. As an administrative practice, we will consider factors such as your age and life expectancy in determining whether to issue a Contract with this income payment type. If the Owner dies before the end of the guarantee period, payments are made to the beneficiary in accordance with the Code. No payments are made after the guarantee period has expired.
Minimum Size of Your Income Payment
Your initial income payment must be at least $50. If You live in Massachusetts, the initial income payment must be at least $20. This means the amount used from a Deferred Annuity to provide a pay-out option must be large enough to provide this minimum initial income payment.

Allocation
You decide what portion of your income payment is allocated among the Fixed Income Option and the Divisions.
The Value of Your Income Payments
Amount of Income Payments
Variable income payments from a Division will depend upon the number of Annuity Units held in that Division (described below) and the Annuity Unit Value (described later) as of the 10th day prior to a payment date.
The initial variable income payment is computed based on the amount of the purchase payment applied to the specific Division (net any applicable premium tax owed or Contract fee), the AIR, the age of the measuring lives and the income payment type selected. The initial payment amount is then divided by the Annuity Unit Value for the Division to determine the number of Annuity Units held in that Division. The number of Annuity Units held remains fixed for the duration of the Contract if no reallocations are made.
The dollar amount of subsequent variable income payments will vary with the amount by which investment performance is greater or less than the AIR.
Each Deferred Annuity provides that, when a pay-out option is chosen, the payment will not be less than the payment produced by the then-current Fixed Income Option purchase rates for that Contract class. The purpose of this provision is to assure the Annuitant that, at retirement, if the Fixed Income Option purchase rates for new contracts are significantly more favorable than the rates guaranteed by a Deferred Annuity of the same class, the Owner will be given the benefit of the higher rates.
Annuity Units
Annuity Units are credited to You when You make a purchase payment or make a reallocation into a Division. Before we determine the number of Annuity Units to credit to You, we reduce a purchase payment (but not a reallocation) by any premium taxes and the Contract fee, if applicable. We then compute an initial income payment amount using the AIR, your income payment type and the age and sex (where permitted) of the measuring lives. We then divide the initial income payment (allocated to a Division) by the Annuity Unit Value on the date of the transaction. The result is the number of Annuity Units credited for that Division. The initial variable income payment is a hypothetical payment which is calculated based upon the AIR. The initial variable income payment is used to establish the number of Annuity Units. It is not the amount of your actual first variable income payment unless your first income payment happens to be within 10 days after we issue the Income Annuity. When You reallocate an income payment from a Division, Annuity Units supporting that portion of your income payment in that Division are liquidated.
AIR
Your income payments are determined by using the AIR to benchmark the investment experience of the Divisions You select. We currently offer a 3% and 4% AIR. Certain states may require a different AIR or a cap on what AIR may be chosen. The higher your AIR, the higher your initial variable income payment will be. Your next payment will increase approximately in proportion to the amount by which the investment experience (for the time period between the payments) for the underlying Portfolio minus the Separate Account charge (the resulting number is the net investment return) exceeds the AIR (for the time period between the payments). Likewise, your next payment will decrease to the approximate extent the investment experience (for the time period between the payments) for the underlying Portfolio minus the Separate Account charge (the net investment return) is less than the AIR (for the time period between the payments). A lower AIR will result in a lower initial variable income payment, but subsequent variable income payments will increase more rapidly or decline more slowly than if You had elected a higher AIR as changes occur in the investment experience of the Divisions.
The amount of each variable income payment is determined 10 days prior to your income payment date. If your first income payment is scheduled to be paid less than 10 days after your Contract’s issue date, then the amount of that payment will be determined on your Contract’s issue date.
The initial variable income payment is a hypothetical payment which is calculated based on the AIR. This initial variable income payment is used to establish the number of Annuity Units. It is not the amount of your actual first variable income payment unless your first income payment happens to be within 10 days after we issue the Income Annuity.
Valuation
This is how we calculate the Annuity Unit Value for each Division:
•	First, we determine the change in investment experience (which reflects the deduction for any investment-related charge) for the underlying Portfolio from the previous trading day to the current trading day;
•	Next, we subtract the daily equivalent of your insurance-related charge or Separate Account charge (general administrative expenses and mortality and expense risk charges) for each day since the last day the Annuity Unit Value was calculated; the resulting number is the net investment return;
•	Then, we multiply by an adjustment based on your AIR for each day since the last Annuity Unit Value was calculated; and
•	Finally, we multiply the previous Annuity Unit Value by this result.
Reallocations
You may make reallocations among the Divisions or from the Divisions to the Fixed Income Option. Once You reallocate your income payment into the Fixed Income Option You may not later reallocate amounts from the Fixed Income Option to the Divisions. If You reside in certain states You may be limited to four options (including the Fixed Interest Option).
Currently, there is no charge to make a reallocation. Your request for a reallocation tells us to move, in accordance with your instructions, the underlying Portfolio shares we have designated in the Divisions or other funds to generate your income payments.
Reallocations will be made as of the end of a business day, at the close of the Exchange, if received in Good Order prior to the close of the Exchange on that business day. All other reallocation requests in Good Order will be processed on the next business day.
For us to process a reallocation, You must tell us:
•	The percentage of the income payment to be reallocated;
•	The Divisions from which You want the income payment to be reallocated; and
•	The Divisions or Fixed Income Option (and the percentages allocated to each) to which You want the income payment to be reallocated.

When You request a reallocation from a Division to the Fixed Income Option, the payment amount will be adjusted at the time of reallocation. Your payment may either increase or decrease due to this adjustment. The adjusted payment will be calculated in the following manner.
•	First, we update the income payment amount to be reallocated from the Division based upon the applicable Annuity Unit Value at the time of the reallocation;
•	Second, we use the AIR to calculate an updated annuity purchase rate based upon your age, if applicable, and expected future income payments at the time of the reallocation;
•	Third, we calculate another updated annuity purchase rate using our current annuity purchase rates for the Fixed Income Option on the date of your reallocation; and
•	Finally, we determine the adjusted payment amount by multiplying the updated income amount determined in the first step by the ratio of the annuity purchase rate determined in the second step divided by the annuity purchase rate determined in the third step.
When You request a reallocation from one Division to another, Annuity Units in one Division are liquidated and Annuity Units in the other Division are credited to You. There is no adjustment to the income payment amount. Future income payment amounts will be determined based on the Annuity Unit Value for the Division to which You have reallocated.
You generally may make a reallocation on any day the Exchange is open. At a future date we may limit the number of reallocations You may make, but never to fewer than one a month. If we do so, we will give You advance written notice. We may limit a beneficiary’s ability to make a reallocation.
Here are examples of the effect of a reallocation on the income payment:
•	Suppose You choose to reallocate 40% of your income payment supported by Division A to the Fixed Income Option and the recalculated income payment supported by Division A is $100. Assume that the updated annuity purchase rate based on the AIR is $125, while the updated annuity purchase rate based on fixed income annuity pricing is $100. In that case, your income payment from the Fixed Income Option will be increased by $40 x ($125 x $100) or $50, and your income payment supported by Division A will be decreased by $40. (The number of Annuity Units in Division A will be decreased as well.)
•	Suppose You choose to reallocate 40% of your income payment supported by Division A to Division B and the recalculated income payment supported by Division A is $100. Then, your income payment supported by Division B will be increased by $40 and your income payment supported by Division A will be decreased by $40. (Changes will be made to the number of Annuity Units in both Divisions as well.)
Restrictions on Transfers
Restrictions on Frequent Transfers/Reallocations. Frequent requests from Contract Owners or participants/Annuitants to make transfers/reallocations may dilute the value of a Portfolio’s shares if the frequent transfers/reallocations involve an attempt to take advantage of pricing inefficiencies created by a lag between a change in the value of the securities held by the Portfolio and the reflection of that change in the Portfolio’s share price (“arbitrage trading”). Frequent transfers/reallocations involving arbitrage trading may adversely affect the long-term performance of the Portfolios, which may in turn adversely affect Contract Owners and other persons who may have an interest in the Contracts (e.g., participants/Annuitants).
We have policies and procedures that attempt to detect and deter frequent transfers/reallocations in situations where we determine there is a potential for arbitrage trading. Currently, we believe that such situations may be presented in the international, small-cap, and high-yield Portfolios. In addition, as described below, we intend to treat all American Funds® as Monitored Portfolios. We monitor transfer/reallocation activity in the following Monitored Portfolios:
•	American Funds Global Small Capitalization Fund
•	American Funds Growth Fund
•	American Funds Growth-Income Fund
•	American Funds The Bond Fund of America
•	Baillie Gifford International Stock Portfolio
•	Clarion Global Real Estate Portfolio
•	Harris Oakmark International Portfolio
•	Invesco Global Equity Portfolio
•	Invesco Small Cap Growth Portfolio
•	Loomis Sayles Global Allocation Portfolio
•	Loomis Sayles Small Cap Core Portfolio
•	Loomis Sayles Small Cap Growth Portfolio
•	MetLife MSCI EAFE® Index Portfolio
•	MetLife Russell 2000® Index Portfolio
•	MFS® Research International Portfolio
•	Neuberger Berman Genesis Portfolio
•	T. Rowe Price Small Cap Growth Portfolio
•	Western Asset Management Strategic Bond Opportunities Portfolio
We employ various means to monitor transfer/reallocation activity, such as examining the frequency and size of transfers/reallocations into and out of the Monitored Portfolios within given periods of time. For example, we currently monitor transfer/reallocation activity to determine if, for each category of international, small-cap, and high-yield Portfolios, in a 12-month period there were (1) six or more transfers/reallocations involving the given category; (2) cumulative gross transfers/reallocations involving the given category that exceed the current Account Value; and (3) two or more “round-trips” involving any Monitored Portfolio in the given category. A round-trip generally is defined as a transfer/reallocation in followed by a transfer/reallocation out within the next seven calendar days or a transfer/reallocation out followed by a transfer/reallocation in within the next seven calendar days, in either case subject to certain other criteria. We do not believe that other Portfolios present a significant opportunity to engage in arbitrage trading and therefore do not monitor transfer/reallocation activity in those Portfolios. We may change the Monitored Portfolios at any time without notice in our sole discretion.
As a condition to making their Portfolios available in our products, American Funds® requires us to treat all American Funds Portfolios as Monitored Portfolios under our current frequent transfer/reallocation policies and procedures. Further, American Funds® requires us to impose additional specified monitoring criteria for all American Funds Portfolios available under the Contract, regardless of the potential for arbitrage trading. We are required to monitor transfer/reallocation activity in American Funds Portfolios to determine if there were two or more transfers/reallocations in followed by transfers/reallocations out, in each case of a certain dollar amount or greater, in any 30-day period. A first violation of the American Funds® monitoring policy will result in a written notice of violation; each additional violation will result in the imposition of a six-month restriction during which period we will require all transfer/reallocation requests to or from an American Funds Portfolio to be submitted with an original signature. Further, as Monitored Portfolios, all American Funds Portfolios also will be subject to our current frequent transfer/reallocation policies, procedures and restrictions (described below), and transfer/reallocation restrictions may be imposed upon a violation of either monitoring policy. A process has been implemented to enforce the American Funds® restrictions. There is no guarantee that this process will detect all contract holders whose transfer/reallocation activity in the American Funds® Portfolios violates this monitoring policy.
Our policies and procedures may result in transfer/reallocation restrictions being applied to deter frequent transfers/reallocations. Currently, when we detect transfer/reallocation activity in the Monitored Portfolios that exceeds our current transfer/reallocation limits, we require future requests to or from any Monitored Portfolios under that Contract to be submitted in writing with an original signature. A first occurrence will result in a warning letter; a second occurrence will result in the imposition of this restriction for a six-month period; a third occurrence will result in the permanent imposition of this restriction. Transfers made under an Automated Investment Strategy are not treated as transfers when we monitor the frequency of transfers.
Your third-party administrator has its own standards with regard to monitoring activity in the Monitored Portfolios and how subsequent transfer/reallocation activity will be restricted once those standards are triggered. These standards and subsequent trading restrictions may be more or less restrictive than ours, and presently include restrictions on non-Monitored Portfolios. The differences in monitoring standards and restrictions are due to systems limitations and may change from time to time as those systems are upgraded.
The detection and deterrence of harmful transfer/reallocation activity involves judgments that are inherently subjective, such as the decision to monitor only those Portfolios that we believe are susceptible to arbitrage trading or the determination of the transfer/reallocation limits. Our ability to detect and/or restrict such transfer/reallocation activity may be limited by operational and technological systems, as well as our ability to predict strategies employed by Contract Owners or participants/Annuitants to avoid such detection. Our ability to restrict such transfer/reallocation activity also may be limited by provisions of the Contract. Accordingly, there is no assurance that we will prevent all transfer/reallocation activity that may adversely affect Contract Owners or participants/Annuitants and other persons with interests in the Contracts. We do not accommodate frequent transfers/reallocations in any Portfolio and there are no arrangements in place to permit any Contract Owner or participant/Annuitant to engage in frequent transfers/reallocations; we apply our policies and procedures without exception, waiver or special arrangement.
The Portfolios may have adopted their own policies and procedures with respect to frequent transfers/reallocations in their respective shares, and we reserve the right to enforce these policies and procedures. For example, Portfolios may assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period. The prospectuses for the Portfolios describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Although we may not have the contractual authority or the operational capacity to apply the frequent transfer/reallocation policies and procedures of the Portfolios, we have entered into a written agreement, as required by SEC regulation, with each Portfolio or its principal underwriter that obligates us to provide to the Portfolio promptly upon request certain information about the trading activity of individual Contract Owners, and to execute instructions from the Portfolio to restrict or prohibit further purchases or transfers/reallocations by specific Contract Owners who violate the frequent transfer/reallocation policies established by the Portfolio.
In addition, Contract Owners or participants/Annuitants and other persons with interests in the Contracts should be aware that the purchase and redemption orders received by the Portfolios generally are “omnibus” orders from intermediaries, such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the Portfolios in their ability to apply their frequent transfer/reallocation policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the Portfolios (and thus Contract Owners or participants/Annuitants) will not be harmed by transfer/reallocation activity relating to the other insurance companies and/or retirement plans that may invest in the Portfolios. If a Portfolio believes that an omnibus order reflects one or more transfer/reallocation requests from Contract Owners engaged in frequent transfer/reallocation trading activity, the Portfolio may reject the entire omnibus order.
In accordance with applicable law, we reserve the right to modify or terminate the transfer/reallocation privilege at any time. We also reserve the right to defer or restrict the transfer/reallocation privilege at any time that we are unable to purchase or redeem shares of any of the Portfolios, including any refusal or restriction on purchases or redemptions of their shares as a result of their own policies and procedures on frequent transfers/reallocations (even if an entire omnibus order is rejected due to the frequent transfers/reallocations of a single Contract Owner or participant/Annuitant). You should read the Portfolio prospectuses for more details.
Restrictions on Large Transfers/Reallocations. Large transfers/reallocations may increase brokerage and administrative costs of the underlying Portfolios and may disrupt portfolio management strategy, requiring a Portfolio to maintain a large cash position and possibly resulting in lost investment opportunities and forced liquidations. We do not monitor for large transfers/reallocations to or from Portfolios except where the Portfolio manager of a particular underlying Portfolio has brought large transfer/reallocation activity to our attention for investigation on a case-by-case basis. For example, some portfolio managers have asked us to monitor for “block transfers” where transfer/reallocation requests have been submitted on behalf of multiple Contract Owners by a third party such as an investment adviser. When we detect such large trades, we may impose restrictions similar to those described above where future transfer/reallocation requests from that third party must be submitted in writing with an original signature. A first occurrence will result in a warning letter; a second occurrence will result in the imposition of this restriction for a six-month period; a third occurrence will result in the permanent imposition of the restriction.
BENEFITS AVAILABLE UNDER THE CONTRACT
The following table summarizes information about the benefits available under the Contract:
Name of Benefit	Purpose	Is Benefit Standard or Optional?	Maximum Fee	Brief Description of Restrictions/Limitations
Basic Death Benefit	The Contract’s Death Proceeds at any time are the greater of: (1) the sum of all purchase payments adjusted for any premium tax, outstanding loan amount, and prior surrenders; or (2) Your highest Account Value as of December 31 following the end of	Standard	None	• Withdrawals or loans could significantly reduce the benefit.

Name of Benefit	Purpose	Is Benefit Standard or Optional?	Maximum Fee	Brief Description of Restrictions/Limitations
your fifth Contract Year and at the end of every other five year period. In any case, less any later partial withdrawals, fees and charges; or (3)The total of all of your purchase payments less any partial withdrawals (including any applicable Early Withdrawal Charge).
The Equity Generator®	An amount equal to the interest earned in the Fixed Interest Account is transferred monthly to any one Division based on your selection.	Standard	None	• Benefit limits available investment options. • If your Fixed Interest Account Balance at the time of a scheduled transfer is zero, this strategy is automatically discontinued.
The Equalizer℠	Each quarter, amounts are transferred between the Fixed Interest Account and your chosen Division to make the value of each equal.	Standard	None	• Not available to all Enhanced Deferred Annuities
The Rebalancer®	You select a specific asset allocation for your entire Account Balance from among the Divisions and the Fixed Interest Account, if available. Each quarter we transfer amounts among these options to bring the percentage of your Account Balance in each option back to your original allocation.	Standard	None	• In the future, we may permit You to allocate less than 100% of your Account Balance to this strategy.
The Index Selector®	You may select one of	Standard	None

Name of Benefit	Purpose	Is Benefit Standard or Optional?	Maximum Fee	Brief Description of Restrictions/Limitations
	five asset allocation models which are designed to correlate to various risk tolerance levels. Each quarter the percentage in each of the Divisions in which the model invests and any Fixed Interest Account is brought back to the selected model percentage by transferring amounts among the Divisions and any Fixed Interest Account.			• Benefit limits available investment options. • Not available to all Enhanced Deferred Annuities.
The Allocator℠	Transfers a dollar amount of your choice from the Fixed Interest Account to any of the Divisions you choose on a monthly basis.	Standard	None	• Benefit limits available investment options.

• Minimum periodic transfer of $50 is required.

• Once your Fixed Interest Account Balance is exhausted, the strategy is discontinued.

• Not available to all Enhanced Deferred Annuities.
Systematic Withdrawal Program	Before the Maturity Date, You can arrange to have money sent to You at set intervals throughout the year.	Standard	None	• Any applicable income and penalty taxes will apply on amounts withdrawn. Withdrawals in excess of the annual free withdrawal allowance may be subject to a withdrawal charge.

To elect systematic withdrawals You

Name of Benefit	Purpose	Is Benefit Standard or Optional?	Maximum Fee	Brief Description of Restrictions/Limitations
must have a Contract Value of at least $5,000
Death Benefit
One of the insurance guarantees we provide You under your Deferred Annuity is that your beneficiaries will be protected during the “pay-in” phase against market downturns. You name your beneficiary(ies) under the following Deferred Annuities:
•	Enhanced TSA
•	Enhanced Non-Qualified
•	Enhanced 403(a)
•	Enhanced Traditional IRA
For the following Deferred Annuities the trustee receives the death benefit:
•	Non-Qualified Deferred Annuity for
•	Section 457(f) deferred compensation plan
•	Section 451 deferred fee arrangements
•	Section 451 deferred compensation plans
•	Section 457(e)(11) severance and death benefit plans
•	Section 415(m) qualified governmental excess benefit arrangements
•	For PEDC Deferred Annuities, the employer or trustee receives the death benefit. The death benefit your beneficiary receives will be the greatest of:
•	Your Account Value;
•	Your highest Account Value as of December 31 following the end of your fifth Contract Year and at the end of every other five year period. In any case, less any later partial withdrawals, fees and charges; or
•	The total of all of your purchase payments less any partial withdrawals (including any applicable Early Withdrawal Charge).
In each case, we deduct the amount of any outstanding loans from the death benefit.
The death benefit is determined as of the end of the business day on which we receive both due proof of death and an election for the payment method.
If we are notified of your death before any requested transaction is completed (which may include, depending on your administrative platform, transactions under automated investment strategies, the minimum distribution program and the Systematic Withdrawal Program), we may cancel the request. As described above, the death benefit will be determined when we receive proof of death and an election for the payment method.
Until the beneficiary (or each beneficiary if there are multiple beneficiaries) submits the necessary documentation in Good Order, the Account Value attributable to his/her portion of the death benefit remains in the Divisions and is subject to investment risk.

Where there are multiple beneficiaries, the death benefit will only be determined as of the time the first beneficiary submits the necessary documentation in Good Order. If the death benefit payable is an amount that exceeds the Account Value on the day it is determined, we will apply to the Contract an amount equal to the difference between the death benefit payable and the Account Value in accordance with the current allocation of the Account Value. The remaining death benefit amounts are held in the Divisions until each of the other beneficiaries submits the necessary documentation in Good Order to claim his/her death benefit. Any death benefit amounts held in the Divisions on behalf of the remaining beneficiaries are subject to investment risk. There is no additional death benefit guarantee.
Your beneficiary has the option to apply the death benefit (less any applicable premium and other taxes) to a pay-out option offered under your Deferred Annuity. Your beneficiary may, however, decide to take the payment in one sum, including either by check, by placing the amount in an account that earns interest, or by any other method of payment that provides the beneficiary with immediate and full access to the proceeds, or under other settlement options that we may make available.
If permitted in the Contract, if the beneficiary is your spouse, he/she may be substituted as the purchaser of the Non-Qualified and Traditional IRA Deferred Annuities and continue the Contract under the terms and conditions of the Contract that applied prior to the Owner’s death, with certain exceptions described in the Contract. In that case, the Account Value will be reset to equal the death benefit on the date the spouse continues the Deferred Annuity. (Any additional amounts added to the Account Value will be allocated in the same proportions to each balance in a Division and the Fixed Interest Account as each bears to the total Account Value.) If the spouse continues the Deferred Annuity, the death benefit is calculated as previously described, except, all values used to calculate the death benefit, which may include highest Account Value as of December 31 following the end of the fifth Contract Year and every other five-year period, are reset on the date the spouse continues the Deferred Annuity. Your spouse may make additional purchase payments and transfers and exercise any other rights as a purchaser of the Contract. Any applicable Early Withdrawal Charges will be assessed against future withdrawals.
There is no death benefit after the pay-out phase begins, however, depending on the pay-out option you select, any remaining guarantee will be paid to your beneficiary.
Total Control Account
The beneficiary may elect to have the Contract’s death proceeds paid through a settlement option called the Total Control Account, subject to our current established administrative procedures and requirements. The Total Control Account is an interest-bearing account through which the beneficiary has immediate and full access to the proceeds, with unlimited draft writing privileges. We credit interest to the account at a rate that will not be less than a guaranteed minimum annual effective rate. You may also elect to have any Contract surrender proceeds paid into a Total Control Account established for You.
Assets backing the Total Control Account are maintained in our General Account and are subject to the claims of our creditors. We will bear the investment experience of such assets; however, regardless of the investment experience of such assets, the interest credited to the Total Control Account will never fall below the applicable guaranteed minimum annual effective rate. Because we bear the investment experience of the assets backing the Total Control Account, we may receive a profit from these assets. The Total Control Account is not insured by the FDIC or any other governmental agency.

CHARGES
Annual Contract Fee
There is no Annual Contract Fee. You may pay a $20 annual fee from the Fixed Interest Account at the end of each Contract Year.
Account Reduction Loan Fees
We may make available account reduction loans. If your plan or group of which You are a participant or member permits account reduction loans, and You take an account reduction loan, there is a $75 account reduction loan initiation fee. This fee is paid from the requested loan principal amount. There is also a $50 annual maintenance fee per loan outstanding. The maintenance fee is taken pro-rata from each Division and the Fixed Interest Account in which You then have a balance and is paid on a quarterly basis at the end of each quarter. Either or both fees may be waived for certain groups.
Charges Paid When Money is in a Division
There are two types of charges You pay while You have money in a Division:
•	Insurance-related charge (or Separate Account charge), and
•	Investment-related charge.
We describe these charges below. The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the designation of the charge or associated with the particular Contract. For example, the Early Withdrawal Charge may not fully cover all of the sales and distribution expenses actually incurred by us, and proceeds from other charges, including the Separate Account charge, may be used in part to cover such expenses. We can profit from certain Contract charges.
The Separate Account charge You pay will not reduce the number of Accumulation Units credited to You. Instead, we deduct the charge as part of the calculation of the Accumulation Unit Value.
Separate Account Charge
You will pay an insurance-related charge for the Separate Account (also described in this prospectus as a “Base Contract Charge”) that is no more than 0.95% annually of the average value of the amount You have in the Separate Account. This charge pays us for general administrative expenses and for the mortality and expense risk of the Deferred Annuity. MetLife guarantees that the Separate Account insurance-related charge will not increase while You have this Deferred Annuity.
General administrative expenses we incur include financial, actuarial, accounting, and legal expenses.
The mortality portion of the Base Contract charge pays us for the risk that You may live longer than we estimated. Then, we could be obligated to pay You more in payments from a pay-out option than we anticipated. Also, we bear the risk that the guaranteed death benefit we would pay should You die during your “pay-in” phase is larger than your Account Value. We also bear the risk that our expenses in administering the Deferred Annuities may be greater than we estimated (expense risk).

Portfolio Company Charges
Charges are deducted from and expenses are paid out of the assets of the Portfolios that are described in the prospectuses for those companies. Four classes of shares available to the Deferred Annuities have 12b-1 Plan fees, which pay for distribution expenses. The percentage You pay for the investment-related charge depends on which Divisions You select.
Transfer Fee
Although we do not currently impose a transfer fee, we reserve the right to limit transfers as described above in “Transfer Privilege.” We reserve the right to impose a transfer fee. The amount of this fee will be no greater than $25 per transfer.
Early Withdrawal Charges for TSA, 403(a), Non-Qualified, PEDC and IRA Enhanced Deferred Annuities
An Early Withdrawal Charge of up to 7% may apply if You withdraw purchase payments within seven years of when they were credited to your Deferred Annuity. The Early Withdrawal Charge does not apply in certain situations or upon the occurrence of certain events or circumstances. To determine the Early Withdrawal Charge for the TSA, 403(a), Non-Qualified, PEDC and IRA Enhanced Deferred Annuities, we treat your Fixed Interest Account and Separate Account as if they were a single account and ignore both your actual allocations and the Fixed Interest Account or Divisions from which the withdrawal is actually coming. To do this, we first assume that your withdrawal is from purchase payments that can be withdrawn without an Early Withdrawal Charge, then from other purchase payments on a “first-in-first-out” (oldest money first) basis and then from earnings. Once we have determined the amount of the Early Withdrawal Charge, we will then withdraw it from the Fixed Interest Account and the Divisions in the same proportion as the withdrawal is being made. In determining what the withdrawal charge is, we do not include earnings, although the actual withdrawal to pay it may come from earnings. However, if the Early Withdrawal Charge is greater than the available purchase payments, then we will take the Early Withdrawal Charges, in whole or in part, from your earnings. For Financial Freedom and certain Non-Qualified Enhanced Deferred Annuities, Early Withdrawal Charges do not apply to the Separate Account. However, these charges may apply to withdrawals from the Fixed Interest Account and to transfers from the Fixed Interest Account into the Divisions.
For partial withdrawals, the Early Withdrawal Charge is determined by dividing the amount that is subject to the Early Withdrawal Charge by 100% minus the applicable percentage shown in the following chart. Then we will make the payment directed and withdraw the Early Withdrawal Charge. We will treat your request as a request for a full withdrawal if your Account Value is not sufficient to pay both the requested withdrawal and the Early Withdrawal Charge.
For a full withdrawal, we multiply the amount to which the withdrawal charge applies by the percentage shown, keep the result as an Early Withdrawal Charge and pay You the rest.
The Early Withdrawal Charge on purchase payments withdrawn is as follows:
During Purchase Payment Year	Percentage
1	7%
2	6%
3	5%

During Purchase Payment Year	Percentage
4	4%
5	3%
6	2%
7	1%
8 & Later	0%
The Early Withdrawal Charge reimburses us for our costs in selling the Deferred Annuities. We may use our profits (if any) from the mortality and expense risk charge to pay for our costs to sell the Deferred Annuities which exceed the amount of Early Withdrawal Charges we collect. However, we believe that our sales costs may exceed the Early Withdrawal Charges we collect. If so, we will pay the difference out of our general profits.
Because of the reduced sales costs for certain Enhanced Deferred Annuities, there are no Early Withdrawal Charges.
For certain deferred arrangements and plans, You pay no Early Withdrawal Charges on withdrawals from Financial Freedom Deferred Annuities and Non-Qualified Enhanced Deferred Annuities.
When No Early Withdrawal Charge Applies for TSA, 403(a), Non-Qualified, PEDC and IRA Enhanced Deferred Annuities
In some cases, we will not charge You the Early Withdrawal Charge when You make a withdrawal. We may, however, ask You to prove that You meet one of the conditions listed below.
You do not pay an Early Withdrawal Charge:
•	On transfers You make within your Deferred Annuity among Divisions and transfers to or from the Fixed Interest Account.
•	On withdrawals of purchase payments You made over seven years ago.
•	If You choose payments over one or more lifetimes or for a period of at least five years (without the right to accelerate the payments).
•	If You die during the pay-in phase. Your beneficiary will receive the full death benefit without deduction.
•	If your Contract permits and your spouse is substituted as the purchaser of the Deferred Annuity and continues the Contract, that portion of the Account Value that equals the “step up” portion of the death benefit.
•	If You withdraw up to 20% (10% for certain TSA Enhanced Deferred Annuities) of your Account Value each Contract Year. This 20% (or 10%) total withdrawal may be taken in an unlimited number of partial withdrawals during that Contract Year. Each time You make a withdrawal, we calculate what percentage your withdrawal represents at that time. Only when the total of these percentages exceeds 20% (or 10%) will You have to pay Early Withdrawal Charges.
•	If the withdrawal is required for You to avoid Federal income tax penalties or to satisfy Federal income tax rules or Department of Labor regulations that apply to your Deferred Annuity, for purposes of this exception, we will treat the Contract as if it were your only account subject to the minimum distribution rules. This exception does not apply if You have a Non-Qualified Deferred Annuity or if the withdrawal is to satisfy Section 72(t) requirements under the Code.
•	Systematic Termination. For all Deferred Annuities except certain TSA, Non-Qualified and IRA Enhanced Deferred Annuities, if the Contract is terminated, You may withdraw your total Account Value without an Early

Withdrawal Charge when the Account Value is paid in annual installments based on the following percentages of your Account Value for that year’s withdrawal:

Contract Year*	Percentage
1	20%
2	25%
3	33%
4	50%
5	remainder
*	Less that Contract Year’s withdrawals.
Any money You withdraw in excess of these percentages in any Contract Year will be subject to Early Withdrawal Charges. You may stop the systematic termination of the Contract. If You ask to restart systematic termination, You begin at the beginning of the schedule listed above.
•	If You are disabled and request a total withdrawal. Disability is defined in the Federal Social Security Act.
•	If You retire:
•	For certain Enhanced TSA Deferred Annuities, if You have also participated for at least 10 consecutive years. This does not apply for withdrawals of money transferred into the Contract from other investment vehicles on a tax-free basis (plus earnings on such amounts). Participated for at least 10 consecutive years means that your Contract must have been in existence for 10 years prior to the requested withdrawal.
•	For the Non-Qualified and certain PEDC Deferred Annuities, if You retire.
•	For certain TSA, PEDC and 403(a) Enhanced Deferred Annuities, if You also have participated for at least 10 consecutive years unless You retire according to the definition of retirement stated in your plan. Participated for at least 10 consecutive years means that your Contract must have been in existence for 10 years prior to the requested withdrawal.
•	If your plan provides payment on account of hardship and You suffer from an unforeseen hardship. (Except for certain TSA, 403(a), Non-Qualified and IRA Enhanced Deferred Annuities.) For certain TSA Enhanced Deferred Annuities, You must only have suffered an unforeseen hardship.
•	If You leave your job with the employer that bought the Deferred Annuity. (Except for certain TSA, Non-Qualified and IRA Enhanced Deferred Annuities.)
•	If your plan terminates and the withdrawal is transferred into another annuity contract we issue. (Except for certain TSA, Non-Qualified and IRA Enhanced Deferred Annuities.)
•	If You make a direct transfer to other investment vehicles we have pre-approved. (Except for certain Non-Qualified and IRA Enhanced Deferred Annuities.)
•	If You withdraw money under a plan provision which we have pre-approved. (Except for certain TSA, Non-Qualified, PEDC and IRA Enhanced Deferred Annuities.)
•	If the plan or group of which You are a participant or member permits account reduction loans, You take an account reduction loan and the withdrawal consists of these account reduction loan amounts.
•	If You have transferred money which is not subject to a withdrawal charge (because You have satisfied contractual provisions for a withdrawal without the imposition of a Contract withdrawal charge) from certain eligible MetLife contracts into the Deferred Annuity and the withdrawal is of these transferred amounts and we agree. Any purchase payments made after the transfer are subject to the usual Early Withdrawal Charge schedule.

•	If permitted in your state, except for Non-Qualified and IRA Deferred Annuities, if You make a direct transfer to another funding option or annuity contract issued by us or one of our affiliates and we agree.
When A Different Early Withdrawal Charge May Apply
If You transferred money from certain eligible MetLife contracts into a Deferred Annuity, You may have different Early Withdrawal Charges for these transferred amounts. Any purchase payments made after the transfer are subject to the usual Early Withdrawal Charge schedule.
•	Amounts transferred before January 1, 1996: We credit your transfer amounts with the time You held them under your original Contract. Or, if it will produce a lower charge, we use the following schedule to determine Early Withdrawal Charges (determined as previously described) for transferred amounts from your original Contract:

During Purchase Payment Year	Percentage
1	5%
2	4%
3	3%
4	2%
5	1%
6 and Beyond	0%
•	Amounts transferred on or after January 1, 1996:
•	For certain Contracts which we issued at least two years before the date of transfer (except as noted below), we apply the withdrawal charge under your original Contract but not any of the original contract's exceptions or reductions to the withdrawal charge percentage that do not apply to a Deferred Annuity. Or, if it will produce a lower charge, we use the following schedule to determine Early Withdrawal Charges for transferred amounts from your original Contract:

During Transfer Year	Percentage
1	5%
2	4%
3	3%
4	2%
5	1%
6 and Beyond	0%
•	If we issued the other Contract less than two years before the date of the transfer or it has a separate withdrawal charge for each purchase payment, we treat your purchase payments under the other Contract as if they were made under the Deferred Annuity as of the date we received them under that Contract.
•	Alternatively, if provided for in your Deferred Annuity, we credit your purchase payments with the time You held them under your original Contract.

Divorce. A withdrawal made pursuant to a divorce or separation agreement is subject to the same Withdrawal Charge provisions described in this section, if permissible under tax law. In addition, the withdrawal will reduce the Account Value and the death benefit. The withdrawal could have a significant negative impact on the death benefit.
Pay-Out Options (or Income Options)
You may convert your Deferred Annuity into a regular stream of income after your “pay-in” or “accumulation” phase. The pay-out phase is often referred to as either “annuitizing” your Contract or taking an income annuity. When You select your pay-out option, You will be able to choose from the range of options we then have available. You have the flexibility to select a stream of income to meet your needs. If You decide You want a pay-out option, we withdraw some or all of your Account Value (less any premium taxes, outstanding loans and applicable Contract fees), then we apply the net amount to the option. (See “Income Taxes” for a discussion of partial annuitization.) You are not required to hold your Deferred Annuity for any minimum time period before You may annuitize. The variable pay-out option may not be available in all states.
When considering a pay-out option, You should think about whether You want:
•	Payments guaranteed by us for the rest of your life (or for the rest of two lives);
•	Payments guaranteed by us for the rest of your life (or for the rest of two lives) or for a specified period;
•	A fixed dollar payment or a variable payment; or
•	A refund feature.
Your income payment amount will depend upon your choices. For lifetime options, the age and sex (where permitted) of the measuring lives (annuitants) will also be considered. For example, if You select a pay-out option guaranteeing payments for your lifetime and your spouse’s lifetime, your payments will typically be lower than if You select a pay-out option with payments over only your lifetime. The terms of the Contract supplement to your Deferred Annuity will determine when your income payments start and the frequency with which You will receive your income payments. If You do not tell us otherwise, your Fixed Interest Account Value will be used to provide a Fixed Income Option and your Separate Account Value will be used to provide a variable pay-out income option.
You can change or extend the date income payments begin at any time before the date specified in the Contract with 30 days prior notice to us (subject to restrictions that may apply in your state, restrictions imposed by your selling firm and our current established administrative procedures).
Please be aware that once your Contract is annuitized, You are ineligible to receive the death benefit.
Because the features of variable pay-out options in the Deferred Annuities are identical to the features of Income Annuities, please read the sections under the “Income Annuities” heading for more information about the available income types and the value of your income payments, reallocations and charges of your Contract in the pay-out phase.
Special Charges That Apply If Your Retirement Plan Terminates Its Deferred Annuity or Takes Other Action
Under certain TSA Deferred Annuities, amounts equal to some or all of the early withdrawal charge imposed under a contract of another issuer in connection with the transfer of money into a TSA Deferred Annuity may be credited to your Account Value. If such amounts are credited to a TSA Deferred Annuity, special termination charges may be imposed. These charges may also apply if the plan introduces other funding vehicles provided by other carriers. Charges are not imposed on plan participants; but rather are absorbed by the Contract owner. Therefore, under the

Contract, the participant will incur only the withdrawal charges, if applicable, otherwise discussed in this Prospectus. The charges to the plan are imposed on the amount initially transferred to MetLife for the first seven years according to the schedule in the following table:
During Contract Year	Percentage
1	5.6%
2	5.0%
3	4.5%
4	4.0%
5	3.0%
6	2.0%
7	1.0%
8 and Beyond	0%
The charge to the plan, for partial withdrawals, is determined by multiplying the amount of the withdrawal that is subject to the charge by the applicable percentage shown above.
GENERAL INFORMATION
Free Look
You may cancel your Contract within a certain time period. This is known as a “free look.” We must receive your request to cancel in writing by the appropriate day in your state, which varies from state to state. The “free look” may also vary depending on your age and whether You purchased your Contract from us directly, through the mail or with money from another annuity or life insurance policy. Depending on state law, we may refund (i) all of your purchase payment or (ii) the value of your Accumulation Units as of the date your refund request is received at your Administrative Office in Good Order (this means you bear the risk of any decline in the value of your Contract due to the performance of the Divisions during the Free Look period).
If You do not cancel your Contract during the “free-look” period, your decision to purchase the Contract is irrevocable.
You do not have a “free look” if You are electing income payments in the pay-out phase of your Contract.
Premium and Other Taxes
Some jurisdictions tax what are called “annuity considerations.” These may apply to purchase payments, Account Values and death benefits. In most jurisdictions, we currently do not deduct any money from purchase payments, Account Values or death benefits to pay these taxes. Generally, our practice is to deduct money to pay premium taxes (also known as “annuity” taxes) only when You exercise a pay-out option. In certain jurisdictions, we may also deduct money to pay premium taxes on lump sum withdrawals or when You exercise a pay-out option. We may deduct an amount to pay premium taxes some time in the future since the laws and the interpretation of the laws relating to annuities are subject to change.
Premium taxes, if applicable, depend on the Contract You purchase and your home state or jurisdiction. A chart in Appendix B shows the jurisdictions where premium taxes are charged and the amount of these taxes.

We also reserve the right to deduct from purchase payments, Account Value, withdrawals or income payments, any taxes (including but not limited to premium taxes) paid by us to any government entity relating to the Contract. Examples of these taxes include, but are not limited to, generation skipping transfer tax or a similar excise tax under Federal or state tax law which is imposed on payments we make to certain persons and income tax withholdings on withdrawals and income payments to the extent required by law. We will, at our sole discretion, determine when taxes relate to the Contract. We may, at our sole discretion, pay taxes when due and deduct that amount from the Account Value at a later date. Payment at an earlier date does not waive any right we may have to deduct amounts at a later date.
We reserve the right to deduct from the Contract for any income taxes which we incur because of the Contract. In general, we believe under current Federal income tax law, we are entitled to hold reserves with respect to the Contract that offset Separate Account income. If this should change, it is possible we could incur income tax with respect to the Contract, and in that event we may deduct such tax from the Contract. At the present time, however, we are not incurring any such income tax or making any such deductions.
Administration
All transactions will be processed in the manner described below.
Purchase Payments
Send your purchase payments, by check, cashier’s check or certified check made payable to “MetLife,” to your Administrative Office or a MetLife sales office, if that office has been designated for this purpose. (We reserve the right to receive purchase payments by other means acceptable to us.) We do not accept cash, money orders or traveler’s checks. We will provide You with all necessary forms. We must have all documents in Good Order to credit your purchase payments.
We reserve the right to refuse purchase payments made via a personal check in excess of $100,000. Purchase payments over $100,000 may be accepted in other forms, including but not limited to, EFT/wire transfers, certified checks, corporate checks, and checks written on financial institutions. The form in which we receive a purchase payment may determine how soon subsequent disbursement requests may be fulfilled. (See “Access To Your Money.”) If You send your purchase payments or transaction requests to an address other than the one we have designated for receipt of such purchase payments or requests, we may return the purchase payment to You, or there may be delay in applying the purchase payment or transaction to your Contract. Purchase payments (including any portion of your Account Value under a Deferred Annuity which You apply to a pay-out option) are effective and valued as of the close of the Exchange, on the day we receive them in Good Order at your Administrative Office, except when they are received:
•	On a day when the Accumulation Unit Value/Annuity Unit Value is not calculated, or
•	After the close of the Exchange.
In those cases, the purchase payments will be effective the next day the Accumulation Unit Value or Annuity Unit Value, as applicable, is calculated. If payments on your behalf are not made in a timely manner, there may be a delay in when amounts are credited.
We reserve the right to credit your initial purchase payment to You within two days after its receipt at your Administrative Office or MetLife sales office, if applicable. However, if You fill out our forms incorrectly or incompletely or other documentation is not completed properly or otherwise not in Good Order, we have up to five business days to credit the payment. If the problem cannot be resolved by the fifth business day, we will notify You and give You the reasons for the delay. At that time, You will be asked whether You agree to let us keep your money until the problem is resolved. If You do not agree or we cannot reach You by the fifth business day, your money will be returned.
Under certain group Deferred Annuities and group Income Annuities, your employer, or the group in which You are a participant or member must identify You on their reports to us and tell us how your money should be allocated among the Divisions and the Fixed Interest Account/Fixed Income Option.
Confirming Transactions
You will receive a statement confirming that a transaction was recently completed. Certain transactions made on a periodic basis, such as Systematic Withdrawal Program payments, and automated investment strategy transfers, may be confirmed quarterly. Salary reduction or deduction purchase payments under TSA Deferred Annuities are confirmed quarterly. Unless You inform us of any errors within 60 days of receipt, we will consider these communications to be accurate and complete.
Processing Transactions
We permit You to request transactions by mail and telephone. We make Internet access available to You for your Deferred Annuity. We may suspend or eliminate telephone or Internet privileges at any time, without prior notice. We reserve the right not to accept requests for transactions by facsimile.
If mandated by applicable law, including, but not limited to, Federal anti-money laundering laws, we may be required to reject a purchase payment. We may also be required to block an Owner’s account and, consequently, refuse to implement any requests for transfers/reallocations, withdrawals, surrenders or death benefits, until instructions are received from the appropriate governmental authority.
By Telephone or Internet
You may obtain information and initiate a variety of transactions about your Deferred Annuity by telephone or the Internet virtually 24 hours a day, 7 days a week, unless prohibited by state law. Some of the information and transactions accessible to You include:
•	Account Value
•	Unit Values
•	Current rates for the Fixed Interest Account
•	Transfers
•	Changes to investment strategies
•	Changes in the allocation of future purchase payments.
Your transaction must be in Good Order and completed prior to the close of the Exchange on one of our business days if You want the transaction to be valued and effective on that day. Transactions will not be valued and effective on a day when the Accumulation or Annuity Unit Value is not calculated or after the close of the Exchange. We will value and make effective these transactions on our next business day.
We will use reasonable procedures such as requiring certain identifying information, tape recording the telephone instructions, and providing written confirmation of the transaction, in order to confirm that instructions communicated by telephone, fax, Internet or other means are genuine. Any telephone, fax or Internet instructions reasonably believed by us to be genuine will be your responsibility, including losses arising from any errors in the communication of instructions. As a result of this policy, You will bear the risk of loss. If we do not employ reasonable procedures to confirm that instructions communicated by telephone, fax or Internet are genuine, we may be liable for any losses due to unauthorized or fraudulent transactions. All other requests and elections under your Contract must be in writing signed by the proper party, must include any necessary documentation and must be received at your Administrative Office to be effective. If acceptable to us, requests or elections relating to beneficiaries and ownership will take effect as of the date signed unless we have already acted in reliance on the prior status. We are not responsible for the validity of any written request or action.
Telephone and Computer Systems
Telephone and computer systems may not always be available. Any telephone or computer system, whether it is yours, your service provider’s, your agent’s, or ours, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you experience technical difficulties or problems, You should make your transaction request in writing to your Administrative Office.
Response times for the telephone or Internet may vary due to a variety of factors, including volumes, market conditions and performance of systems.
We are not responsible or liable for:
•	any inaccuracy, error, or delay in or omission of any information You transmit or deliver to us; or
•	any loss or damage You may incur because of such inaccuracy, error, delay or omission; non-performance; or any interruption of information beyond our control.
After Your Death
If we are notified of your death before any requested transaction is completed (which may include, depending on your administrative platform, transactions under automated investment strategies, the minimum distribution program and the Systematic Withdrawal Program), we may cancel the request. For example, if You request a transfer or withdrawal for a date in the future under a Deferred Annuity and then die before that date, we will cancel the request. As described above, the death benefit will be determined when we receive due proof of death and an election for the payment method. For a Deferred Annuity in the pay-out phase and Income Annuity reallocations, we will cancel the request and continue making payments to your beneficiary if your Income Annuity or Deferred Annuity in the pay-out phase so provides. Or, depending on your Income Annuity’s or annuitized Deferred Annuity’s provisions, we may continue making payments to a joint Annuitant or pay your beneficiary a refund.
Abandoned Property Requirements
Every state has unclaimed property laws which generally declare non-ERISA (“Employee Retirement Income Security Act of 1974”) annuity Contracts to be abandoned after a period of inactivity of three to five years from the Contract’s maturity date (the latest day on which annuity payments may begin under the Contract) or the date the death benefit is due and payable. For example, if the payment of a death benefit has been triggered, but, if after a thorough search, we are still unable to locate the beneficiary of the death benefit, or the beneficiary does not come forward to claim the death benefit in a timely manner, the death benefit will be paid to the abandoned property division or unclaimed property office of the state in which the beneficiary or the Contract Owner last resided, as shown on our books and records, or to our state of domicile. (Escheatment is the formal, legal name of this process.) However, the state is obligated to pay the death benefit (without interest) if your beneficiary steps forward to claim it with the proper documentation and within certain mandated time periods. To prevent your Contract’s proceeds from being paid to the state abandoned or unclaimed property office, it is important that You update your beneficiary designations, including addresses, if and as they change. Please call 1-800-638-7732 to make such changes.
Misstatement
We may require proof of age of the Annuitant, Owner, or beneficiary before making any payments under this Contract that are measured by the Annuitant’s, Owner’s, or beneficiary’s life. If the age of the Annuitant, Owner, or beneficiary has been misstated, the amount payable will be the amount that the Account Value would have provided at the correct age.
Once income payments have begun, any underpayments will be made up in one sum with the next income payment or in any other manner agreed to by us. Any overpayments will be deducted first from future income payments. In certain states we are required to pay interest on any underpayments.
Cybersecurity Risks
Our variable annuity contract business is largely conducted through digital communications and data storage networks and systems operated by us and our service providers or other business partners (e.g., the Portfolios and the firms involved in the distribution and sale of our variable annuity contracts). For example, many routine operations, such as processing your requests and elections and day-to-day record keeping, are all executed through computer networks and systems. We have established administrative and technical controls and a business continuity plan to protect our operations against cybersecurity breaches. Despite these protocols, a cybersecurity breach could have a material, negative impact on MetLife and the Separate Account, as well as You and your Contract. Our operations also could be negatively affected by a cybersecurity breach at a third party, such as a governmental or regulatory authority or another participant in the financial markets. Cybersecurity breaches can be intentional or unintentional events, and can occur through unauthorized access to computer systems, networks or devices; infection from computer viruses or other malicious software code; or attacks that shut down, disable, slow or otherwise disrupt operations, business processes or website access or functionality. Cybersecurity breaches can interfere with our processing of contract transactions, including the processing of transfer orders from our website or with the Portfolios; impact our ability to calculate Accumulation Unit Values; cause the release and possible destruction of your confidential information or business information; or impede order processing or cause other operational issues. Although we continually make efforts to identify and reduce our exposure to cybersecurity risk, there is no guarantee that we will be able to successfully manage this risk at all times.
Other Matters
Third Party Requests
Generally, we only accept requests for transactions or information from You. We reserve the right not to accept or to process transactions requested on your behalf by third parties. This includes processing transactions by an agent You designate, through a power of attorney or other authorization, who has the ability to control the amount and timing of transfers/reallocations for a number of other Contract Owners, and who simultaneously makes the same request or series of requests on behalf of other Contract Owners.

Valuation — Suspension of Payments
We separately determine the Accumulation Unit Value and Annuity Unit Value for each Division once each day at the close of the Exchange when the Exchange is open for trading. If permitted by law, we may change the period between calculations but we will give You 30 days notice.
When You request a transaction, we will process the transaction on the basis of the Accumulation Unit Value or Annuity Unit Value next determined after receipt of the request. Subject to our procedure, we will make withdrawals and transfers/reallocations at a later date, if You request. If your withdrawal request is to elect a variable pay-out option under your Deferred Annuity, we base the number of Annuity Units You receive on the next available Annuity Unit Value.
We reserve the right to suspend or postpone payment for a withdrawal, income payment or transfer/reallocation when:
•	rules of the SEC so permit (trading on the Exchange is limited, the Exchange is closed other than for customary weekend or holiday closings or an emergency exists which makes pricing or sale of securities not practicable); or
•	during any other period when the SEC by order so permits.
Advertising Performance
We periodically advertise the performance of the Divisions. You may get performance information from a variety of sources including your quarterly statements, your sales representative (where applicable), the Internet, annual reports and semiannual reports. All performance numbers are based upon historical earnings. These numbers are not intended to indicate future results. We may state performance in terms of “yield,” “change in Accumulation Unit Value/Annuity Unit Value,” “average annual total return” or some combination of these terms.
Yield is the net income generated by an investment in a particular Division for 30 days or a month. These figures are expressed as percentages. This percentage yield is compounded semiannually. The yield of the money market Division refers to the income generated by an investment in the Division over a seven-day period. This income is then annualized, by assuming that the same amount of income is generated each week over a 52-week period, and the total income is shown as a percentage of the investment.
Change in Accumulation/Annuity Unit Value (“Non-Standard Performance”) is calculated by determining the percentage change in the value of an Accumulation (or Annuity) Unit for a certain period. These numbers may also be annualized. Change in Accumulation/Annuity Unit Value may be used to demonstrate performance for a hypothetical investment (such as $10,000) over a specified period. These performance numbers reflect the deduction of the total Separate Account charges; however, yield and change in Accumulation/Annuity Unit Value performance do not reflect the possible imposition of Early Withdrawal Charges. Early Withdrawal Charges would reduce performance experience.
Average annual total return calculations (“Standard Performance”) reflect all Separate Account charges and applicable Early Withdrawal Charges since the Division inception date, which is the date the corresponding Portfolio or predecessor Portfolio was first offered under the Separate Account that funds the Deferred Annuity or Income Annuity. These presentations for the Income Annuities reflect a 3% benchmark AIR. These figures also assume a steady annual rate of return.
For purposes of presentation of Non-Standard Performance, we may assume that the Deferred Annuities and the Income Annuities were in existence prior to the inception date of the Divisions in the Separate Account that funds the Deferred Annuities and the Income Annuities. In these cases, we calculate performance based on the historical performance of the underlying Brighthouse Trust I, Brighthouse Trust II, the Calvert Fund, Fidelity® VIP Funds and American Funds® Portfolios since the Portfolio inception date. We use the actual Accumulation Unit or Annuity Unit data after the inception date. Any performance data that includes all or a portion of the time between the Portfolio inception date and the Division inception date is hypothetical. Hypothetical returns indicate what the performance data would have been if the Deferred Annuities or Income Annuities had been introduced as of the Portfolio inception date.
We may also present average annual total return calculations which reflect all Separate Account charges and applicable withdrawal charges since the Portfolio inception date. We use the actual Accumulation Unit or Annuity Unit data after the inception date. Any performance data that includes all or a portion of the time between the Portfolio inception date and the Division inception date is hypothetical. Hypothetical returns indicate what the performance data would have been if the Deferred Annuities and Income Annuities had been introduced as of the Portfolio inception date.
We calculate performance for certain investment strategies including the Equalizer, Equity Generator and each asset allocation model of the Index Selector. We calculate the performance as a percentage by presuming a certain dollar value at the beginning of a period and comparing this dollar value with the dollar value based on historical performance at the end of that period. This percentage return assumes that there have been no withdrawals or other unrelated transactions.
We may state performance for the Divisions of the Income Annuity which reflect deduction of the Separate Account charge and investment-related charge, if accompanied by the annualized change in Annuity Unit Value.
We may demonstrate hypothetical values of income payments over a specified period based on historical net asset values of the Portfolios and the historical Annuity Unit Values and the applicable annuity purchase rate, either for an individual for whom the illustration is to be produced or based upon certain assumed factors (e.g., male, age 65). These presentations reflect the deduction of the maximum Separate Account charge and investment-related charge. If the presentation is for an individual, we may also provide a presentation that reflects the applicable (rather than the maximum) insurance-related charge, as well as the Annuity Unit Values and the investment-related charge.
We may assume that the Income Annuity was in existence prior to its inception date. When we do so, we calculate performance based on the historical performance of the underlying Portfolio for the period before the inception date of the Income Annuity and historical Annuity Unit Values.
We may also demonstrate hypothetical future values of income payments over a specified period based on assumed rates of return (which will not exceed 12% and which will include an assumption of 0% as well) for the Portfolios, hypothetical Annuity Unit Values and the applicable annuity purchase rate, either for an individual for whom the illustration is to be produced or based upon certain assumed factors (e.g., male, age 65). These presentations reflect the deduction of the maximum Separate Account charge and the average of investment-related charge. If the presentation is for an individual, we may also provide a presentation that reflects the applicable Separate Account charge (rather than the maximum), as well as the Annuity Unit Values and the investment-related charge.
An illustration should not be relied upon as a guarantee of future results.
Historical performance information should not be relied on as a guarantee of future performance results.
Past performance is no guarantee of future results.

Performance figures will vary among the various Deferred Annuities and Income Annuities as a result of different Separate Account charges and Early Withdrawal Charges.
Changes to Your Deferred Annuity or Income Annuity
We have the right to make certain changes to your Deferred Annuity or Income Annuity, but only as permitted by law. We make changes when we think they would best serve the interest of annuity Owners or would be appropriate in carrying out the purposes of the Deferred Annuity or Income Annuity. If the law requires, we will also get your approval and the approval of any appropriate regulatory authorities. Examples of the changes we may make include:
•	To operate the Separate Account in any form permitted by law.
•	To take any action necessary to comply with or obtain and continue any exemptions under the law (including favorable treatment under the Federal income tax laws) including limiting the number, frequency or types of transfers/reallocations transactions permitted.
•	To transfer any assets in a Division to another Division, or to one or more separate accounts, or to our general account, or to add, combine or remove Divisions in the Separate Account.
•	To substitute for the Portfolio shares in any Division, the shares of another class of Brighthouse Trust I, Brighthouse Trust II or the shares of another investment company or any other investment permitted by law.
•	To change the way we assess charges, but without increasing the aggregate amount charged to the Separate Account and any currently available Portfolio in connection with the Deferred Annuities or Income Annuities.
•	To make any necessary technical changes in the Deferred Annuities or Income Annuities in order to conform with any of the above-described actions.
If any changes result in a material change in the underlying investments of a Division in which You have a balance or an allocation, we will notify You of the change. You may then make a new choice of Divisions. For Deferred Annuities issued in Pennsylvania (and Income Annuities where required by law), we will ask your approval before making any technical changes. We will notify you of any changes to the Separate Account.
Voting Rights
Based on our current view of applicable law, You have voting interests under your Deferred Annuity or Income Annuity concerning Brighthouse Trust I, Brighthouse Trust II, the Calvert Fund, Fidelity® VIP Funds or American Funds® proposals that are subject to a shareholder vote. Therefore, You are entitled to give us instructions for the number of shares which are deemed attributable to your Deferred Annuity or Income Annuity.
We will vote the shares of each of the underlying Portfolios held by the Separate Account based on instructions we receive from those having a voting interest in the corresponding Divisions. However, if the law or the interpretation of the law changes, we may decide to exercise the right to vote the Portfolio’s shares based on our own judgment.
You are entitled to give instructions regarding the votes attributable to your Deferred Annuity or Income Annuity in your sole discretion. Under Section 457(f) deferred compensation plans, Section 451 deferred fee arrangements, Section 451 deferred compensation plans, Section 457(e)(11) severance and death benefit plans and the TSA Deferred Annuity and Income Annuities under which the employer retains all rights, we will provide You with the number of copies of voting instruction soliciting materials that You request so that You may furnish such materials to participants who may give You voting instructions. Neither the Separate Account nor MetLife has any duty to inquire as to the instructions received or your authority to give instructions; thus, as far as the Separate Account, and any others having voting interests in respect of the Separate Account are concerned, such instructions are valid and effective.
There are certain circumstances under which we may disregard voting instructions. If we do not receive your voting instructions, we will vote your interest in the same proportion as represented by the votes we receive from other investors. The effect of this proportional voting is that a small number of Contract Owners or Annuitants may control the outcome of a vote. Shares of Brighthouse Trust I, Brighthouse Trust II, the Calvert Fund, Fidelity® VIP Funds or American Funds® that are owned by our general account or by any of our unregistered separate accounts will be voted in the same proportion as the aggregate of:
•	The shares for which voting instructions are received; and
•	The shares that are voted in proportion to such voting instructions.
However, if the law or the interpretation of the law changes, we may decide to exercise the right to vote the Portfolio’s shares based on our judgment.
Who Sells the Deferred Annuities and Income Annuities
MetLife Investors Distribution Company (“MLIDC”) is the principal underwriter and distributor of the securities offered through this Prospectus. MLIDC, which is our affiliate, also acts as the principal underwriter and distributor of some of the other variable annuity contracts and variable life insurance policies we and our affiliated companies issue. We reimburse MLIDC for expenses MLIDC incurs in distributing the Deferred Annuities and Income Annuities (e.g., commissions payable to the retail broker-dealers who sell the Deferred Annuities and Income Annuities). MLIDC does not retain any fees under the Deferred Annuities and Income Annuities.
MLIDC’s principal executive offices are located at 200 Park Avenue, New York, NY 10166. MLIDC is registered as a broker-dealer with the SEC under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), as well as the securities commissions in the states in which it operates, and is a member of the Financial Regulatory Industry Authority (“FINRA”). FINRA provides background information about broker-dealers and their registered representatives through FINRA BrokerCheck. You may contact the FINRA BrokerCheck Hotline at 1-800-289-9999, or log on to www.finra.org. An investor brochure that includes information describing FINRA BrokerCheck is available through the Hotline or on-line.
The Deferred Annuities are sold through unaffiliated broker-dealers, registered with the SEC as broker-dealers under the Exchange Act and members of FINRA. The Deferred Annuities may also be sold through the mail, the Internet or by telephone.
There is no front-end sales load deducted from purchase payments to pay sales commissions. Distribution costs are recovered through the charges and deductions under the Deferred Annuities. MLIDC pays compensation based upon a “gross dealer concession” model. With respect to the Deferred Annuities, the gross dealer concession ranges from 0.75% to 3% of each purchase payment and, starting in the second Contract Year, 0.09% of the Account Value each year that the Contract is in force for servicing the Contract. With respect to Income Annuities, the gross dealer concession is 6% of the purchase payment and, starting in the second Contract Year, 0.18% of the amount available from which income payments are made for each year the Contract is in force for servicing the Income Annuity. Gross dealer concession may also be paid when the Contract is annuitized. The amount of this gross dealer concession credited upon an annuitization depends on several factors, including the number of years the Contract has been in force.

We may make payments to MLIDC that may be used for its operating and other expenses, including the following sales expenses: compensation and bonuses for MLIDC’s management team, advertising expenses, and other expenses of distributing the Contracts. MLIDC’s management team and registered representatives also may be eligible for non-cash compensation items that we may provide jointly with MLIDC. Non-cash items include conferences, seminars and trips (including travel, lodging and meals in connection therewith), entertainment, merchandise and other similar items. Broker-dealers pay their sales representatives all or a portion of the commissions received for their sales of the Contracts. Some firms may retain a portion of commissions. The amount that the broker-dealer passes on to its sales representatives is determined in accordance with its internal compensation programs. Those programs may also include other types of cash and non-cash compensation and other benefits. Sales representatives of these selling firms may also receive non-cash compensation pursuant to their firm’s guidelines directly from us or the distributor. We and our affiliates may also provide sales support in the form of training, sponsoring conferences, defraying expenses at vendor meetings, providing promotional literature and similar services. An unaffiliated broker-dealer or sales representative of an unaffiliated broker-dealer may receive different compensation for selling one product over another and/or may be inclined to favor one product provider over another product provider due to different compensation rates. Ask your sales representative (where applicable) for further information about what your sales representative (where applicable) and the broker-dealer for which he or she works may receive in connection with your purchase of a Contract.
From time to time, MetLife pays organizations, associations and non-profit organizations fees to sponsor MetLife’s variable annuity contracts. We may also obtain access to an organization’s members to market our variable annuity contracts. These organizations are compensated for their sponsorship of our variable annuity contracts in various ways. Primarily, they receive a flat fee from MetLife. We also compensate these organizations by our funding of their programs, scholarships, events or awards, such as a principal of the year award. We may also lease their office space or pay fees for display space at their events, purchase advertisements in their publications or reimburse or defray their expenses. In some cases, we hire organizations to perform administrative services for us, for which they are paid a fee based upon a percentage of the Account Values their members hold in the Contract. We also may retain finders and consultants to introduce MetLife to potential clients and for establishing and maintaining relationships between MetLife and various organizations. The finders and consultants are primarily paid flat fees and may be reimbursed for their expenses. We or our affiliates may also pay duly licensed individuals associated with these organizations cash compensation for the sales of the Contracts.
Withdrawals
We will normally pay withdrawal proceeds within seven days after receipt of a request for a withdrawal at your Administrative Office, but we may delay payment as permitted by law, under certain circumstances. (See “Valuation — Suspension of Payments”). We reserve the right to defer payment for a partial withdrawal, withdrawal or transfer from the Fixed Interest Account for the period permitted by law, but for not more than six months.
Financial Statements
Our financial statements and the financial statements of the Separate Account have been included in the SAI.
Your Spouse’s Rights
If You received your Contract through a qualified retirement plan and your plan is subject to ERISA (the Employee Retirement Income Security Act of 1974) and You are married, the income payments, withdrawal and loan provisions, and methods of payment of the death benefit under your Deferred Annuity or Income Annuity may be subject to your spouse’s rights.

If your benefit is worth $5,000 or less, your plan may provide for distribution of your entire interest in a lump sum without your spouse’s consent.
For details or advice on how the law applies to your circumstances, consult your tax adviser or attorney.
Any reference to “spouse” includes those persons who are married under state law, regardless of sex.
When We Can Cancel Your Deferred Annuity or Income Annuity
We may not cancel your Income Annuity.
We may cancel your Deferred Annuity only if we do not receive any purchase payments from You for 36 consecutive months and your Account Value is less than $2,000. Accordingly, no Contract will be terminated due solely to negative investment performance. We will only do so to the extent allowed by law. If we cancel a Deferred Annuity issued in New York, we will return the full Account Value. In all other cases, You will receive an amount equal to what You would have received if You had requested a total withdrawal of your Account Value. Early Withdrawal Charges may apply.
We may cancel your Non-Qualified Deferred Annuity for Section 457(f) deferred compensation plans, Section 451 deferred fee arrangements, Section 451 deferred compensation plans and Section 457(e)(11) severance and death benefit plans if we do not receive any purchase payments from You for 12 consecutive months and your Account Value is less than $15,000. Certain Deferred Annuities do not contain these cancellation provisions.
At our option, we may cancel certain TSA and PEDC Deferred Annuities if we determine that changes to your retirement plan would cause MetLife to pay more interest than we anticipated or to make more frequent payments than we anticipated in connection with the Fixed Interest Account. We may also cancel these Deferred Annuities, as legally permitted, if your retirement plan terminates or no longer qualifies as a tax sheltered arrangement. Also, the employer and MetLife may each cancel the Deferred Annuity upon 90 days notice to the other party.
We will not terminate any Contract where we keep records of your account if at the time the termination would otherwise occur the guaranteed amount under any death benefit is greater than the Account Value. For all other Contracts, we reserve the right to exercise this termination provision, subject to obtaining any required regulatory approvals. We will not exercise this provision under Contracts issued in New York. However, if your plan determines to terminate the Contract at a time when You have a guaranteed amount under any death benefit that is greater than the Account Value, You forfeit any guaranteed amount You have accrued under the death benefit upon termination of the Contract. The tax law may also restrict payment of surrender proceeds to participants under certain employer retirement plans prior to reaching certain permissible triggering events.
FEDERAL TAX CONSIDERATIONS
Introduction
The following information on taxes is a general discussion of the subject. It is not intended as tax advice. The Internal Revenue Code (“Code”) and the provisions of the Code that govern Deferred Annuities are complex and subject to change. The applicability of Federal income tax rules may vary with your particular circumstances. This discussion does not include all the Federal income tax rules that may affect You and your Contract or Deferred Annuity, as applicable. Nor does this discussion address other Federal tax consequences (such as estate and gift taxes, sales to foreign individuals or entities), or state or local tax consequences, which may affect your investment in the Contract or Deferred Annuity, as applicable. As a result, You should always consult a tax adviser for complete information and advice applicable to your individual situation.

When you invest in an annuity Contract, you usually do not pay taxes on your investment gains until you withdraw the money — generally for retirement purposes. Under current federal income tax law, the taxable portion of distributions from variable annuity contracts is taxed at ordinary income tax rates and does not qualify for the reduced tax rate applicable to long-term capital gains and dividends. If you invest in a variable annuity as part of an individual retirement plan, pension plan or employer-sponsored retirement program, your contract is called a Qualified Contract. If your annuity is independent of any formal retirement or pension plan, it is termed a Non-Qualified Contract. The tax rules applicable to Qualified Contracts vary according to the type of retirement plan and the terms and conditions of the plan.
We are not responsible for determining if your employer’s plan or arrangement satisfies the requirements of the Code and/or ERISA.
We do not expect to incur Federal, state or local income taxes on the earnings or realized capital gains attributable to the Separate Account. However, if we do incur such taxes in the future, we reserve the right to charge amounts allocated to the Separate Account for these taxes.
To the extent permitted under Federal tax law, we may claim the benefit of the corporate dividends received deduction and of certain foreign tax credits attributable to taxes paid by certain of the Portfolios to foreign jurisdictions.
Any Code reference to “spouse” includes those persons who enter into lawful marriages under state law, regardless of sex.
Non-Qualified Annuity Contracts
This discussion assumes the Contract or Deferred Annuity, as applicable is an annuity Contract for Federal income tax purposes that is not held in a tax qualified “plan” defined by the Code. Tax qualified plans include arrangements described in Code Sections 401(a), 401(k), 403(a),403(b) or tax sheltered annuities (“TSA”), 408 or “IRAs” (including SEP and SIMPLE IRAs), 408A or “Roth IRAs” or 457(b) or governmental 457(b) plans. Deferred Annuities owned through such plans are referred to below as “qualified” contracts.
Accumulation
Generally, an Owner of a non-qualified annuity Contract is not taxed on increases in the value of the Contract or Deferred Annuity, as applicable until there is a distribution from the Contract or Deferred Annuity, as applicable, i.e., surrender, partial withdrawal, income payment or commutation. This deferral of taxation on accumulated value in the Contract or Deferred Annuity, as applicable is limited to Deferred Annuities owned by or held for the benefit of “natural persons.” A Contract or Deferred Annuity, as applicable will be treated as held by a natural person if the nominal Owner is a trust or other entity which holds the Contract or Deferred Annuity, as applicable as an agent for the exclusive benefit of a natural person.
In contrast, a Contract or Deferred Annuity, as applicable owned or not treated as held by a “natural person,” such as a corporation, partnership, trust or other entity, will be taxed currently on the increase in accumulated value in the Contract or Deferred Annuity, as applicable in the year earned. Note that in this regard, an employer which is the Owner of an annuity Contract under a non-qualified deferred compensation arrangement for its employees, or otherwise, is considered a non-natural Owner and any annual increase in the Account Balance will be subject to current income taxation.

Surrenders or Withdrawals — Early Distribution
If You take a withdrawal from your Contract or Deferred Annuity, as applicable, or surrender your Contract or Deferred Annuity, as applicable prior to the date You commence taking annuity or “income” payments (the “Annuity Starting Date”), the amount You receive will be treated first as coming from earnings, if any, (and thus subject to income tax) and then from your purchase payments (which are not subject to income tax).
The portion of any withdrawal from an annuity Contract that is subject to income tax will also be subject to a 10% Federal income tax penalty for “early” distribution if such withdrawal is taken prior to You reaching age 59 1⁄2, unless an exception applies.
Exceptions include distributions made:
(a)	on account of your death or disability,
(b)	as part of a series of substantially equal periodic payments payable for your life (or life expectancy) or joint lives (joint life expectancies) of You and your designated Beneficiary, or
(c)	under certain immediate income annuities providing for substantially equal payments made at least annually.
If You receive systematic payments that You intend to qualify for the “substantially equal periodic payments” exception noted above, any modifications (except due to death or disability) to your payment before age 59 1⁄2 or within five years after beginning these payments, whichever is later, will result in the retroactive imposition of the 10% Federal income tax penalty with interest. Such modifications may include but are not limited to additional purchase payments to the Contract (including tax-free or rollovers) and additional withdrawals from the Contract or Deferred Annuity, as applicable.
For non-qualified Contracts, amounts received under the exercise of a partial withdrawal may be fully included in taxable income. The entire amount of the withdrawal could be treated as taxable income. Exercise of a withdrawal feature may adversely impact the amount of subsequent payments which can be treated as a nontaxable return of investment.
If your Contract or Deferred Annuity, as applicable has been purchased with an Optional Two Year Withdrawal Feature or is for a guaranteed period only (term certain) annuity, and is terminated as a result of the exercise of the withdrawal feature, the taxable portion of the payment will generally be the excess of the proceeds received over your remaining after-tax purchase payment.
Treatment of Separate Account Charges
It is possible that at some future date the Internal Revenue Service (“IRS”) may consider that Contract or Deferred Annuity, as applicable charges attributable to certain guaranteed death benefits and certain living benefits are to be treated as distributions from the Contract or Deferred Annuity, as applicable to pay for such non-annuity benefits. Currently, these charges are considered to be an intrinsic part of the Contract or Deferred Annuity, as applicable and we do not report these as taxable income. However, if this treatment changes in the future, the charge could also be subject to a 10% Federal income tax penalty as an early distribution, as described above.
Guaranteed Withdrawal Benefits (where applicable)
If You have purchased the Guaranteed Withdrawal Benefit I, Enhanced Guaranteed Withdrawal Benefit or Lifetime Withdrawal Guarantee, where otherwise made available, note the following:

The tax treatment of withdrawals under such a benefit is uncertain. It is conceivable that the amount of potential gain could be determined based on the remaining amount guaranteed to be available for withdrawal at the time of the withdrawal if greater than the Account Balance (prior to Withdrawal Charges). This could result in a greater amount of taxable income in certain cases. In general, at the present time, MetLife intends to report such withdrawals using the Account Balance rather than the remaining benefit to determine gain. However, in cases where the maximum permitted withdrawal in any year under any version of the GWB exceeds the Account Balance, the portion of the withdrawal treated as taxable gain (not to exceed the amount of the withdrawal) should be measured as the difference between the maximum permitted withdrawal amount under the benefit and the remaining after-tax basis immediately preceding the withdrawal. Consult your tax adviser.
In the event that the Account Balance goes to zero, and either the Remaining Guaranteed Withdrawal Amount is paid out in fixed installments or the Annual Benefit Payment is paid for life, we will treat such payments as income annuity payments under the tax law and allow recovery of any remaining basis ratably over the expected number of payments. (See “Taxation of Payments in Annuity Form” below.)
MetLife reserves the right to change its tax reporting practices where we determine that they are not in accordance with Federal income tax rules and/or IRS guidance (whether formal or informal).
Aggregation
If You purchase two or more Contract or Deferred Annuity, as applicable Contracts from MetLife (or its affiliates) during the same calendar year, the law requires that all such Contracts must be treated as a single Contract for purposes of determining whether any payments not received as an annuity (e.g., withdrawals) will be includible in income. Aggregation could affect the amount of a withdrawal that is taxable and subject to the 10% Federal income tax penalty described above. Since the IRS may require aggregation in other circumstances as well, You should consult a tax adviser if You are purchasing more than one annuity Contract from the same insurance company in a single calendar year. Aggregation does not affect distributions paid in the form of an annuity (see “Taxation of Payments in Annuity Form” below).
Exchanges/Transfers
The annuity Contract may be exchanged tax-free in whole or in part for another annuity contract or a long-term care insurance policy. The partial exchange of an annuity contract may be a tax-free transaction provided that, among other prescribed IRS conditions, no amounts are distributed from either contract involved in the exchange for 180 days following the date of the exchange – other than annuity payments made for life, joint lives, or for a term of 10 years or more. Otherwise, a withdrawal or “deemed” distribution may be includible in your taxable income (plus a 10% Federal income tax penalty) to the extent that the accumulated value of your annuity exceeds your investment in the Contract or Deferred Annuity, as applicable (your “gain”). Some of the ramifications of a partial exchange remain unclear. If the annuity Contract is exchanged in part for an additional annuity contract, a distribution from either contract may be taxable to the extent of the combined gain attributable to both contracts, or only to the extent of your gain in the contract from which the distribution is paid. It is not clear whether these rules apply to a partial exchange involving long-term care contracts. Consult your tax adviser prior to a partial exchange.
A transfer of Ownership of the Contract or Deferred Annuity, as applicable, or the designation of an Annuitant or other Beneficiary who is not also the Contract Owner, may result in income or gift tax consequences to the Contract Owner. You should consult your tax adviser if You are considering such a transfer or assignment.

Death Benefits
The death benefit is taxable to the recipient in the same manner as if paid to the Contract Owner (under the rules for withdrawals or income payments, whichever is applicable).
After your death, any death benefit determined under the Contract or Deferred Annuity, as applicable must be distributed in accordance with Section 72(s) of the Code. The method of distribution that is required depends on whether You die before or after the Annuity Starting Date.
If You die on or after the Annuity Starting Date, the remaining portion of the interest in the Contract or Deferred Annuity, as applicable must be distributed at least as rapidly as under the method of distribution being used as of the date of death.
If You die before the Annuity Starting Date, the entire interest in the Contract or Deferred Annuity, as applicable must be distributed within five (5) years after the date of death, or as periodic payments over a period not extending beyond the life or life expectancy of the designated Beneficiary (provided such payments begin within one year of your death) and the Beneficiary must be a natural person. Naming a non-natural person, such as a trust or estate, as a designated beneficiary, may eliminate the ability to stretch the payment over an individual’s life or life expectancy, and may also eliminate the ability to continue these benefits beyond the otherwise allowed payout period under the Code. If a non-natural person, such as a trust, is the owner of a non-qualified contract, the distribution on death rules under the Code may require payment to begin earlier than expected and may impact the usefulness of death benefit features.
Additionally, if the annuity is payable to (or for the benefit of) your surviving spouse, that portion of the Contract or Deferred Annuity, as applicable may be continued with your spouse as the Owner.
For Deferred Annuities owned by a non-natural person, the required distribution rules apply upon the death or change in the primary Annuitant. If there is more than one Annuitant of a Contract or Deferred Annuity, as applicable held by a non-natural person, then such required distributions will be triggered by the death of the first co-Annuitant.
Investor Control
In certain circumstances, Owners of variable annuity non-qualified contracts have been considered to be the Owners of the assets of the underlying Separate Account for Federal income tax purposes due to their ability to exercise investment control over those assets. When this is the case, the Contract Owners have been currently taxed on income and gains attributable to the variable account assets. There is little guidance in this area, and some features of the Contract or Deferred Annuity, as applicable, such as the number of Portfolios available and the flexibility of the Contract Owner to allocate purchase payments and transfer amounts among the Divisions have not been addressed. While we believe that the Contract or Deferred Annuity, as applicable does not give the Contract Owner investment control over Separate Account assets, we reserve the right to modify the Contract or Deferred Annuity, as applicable as necessary to prevent a Contract Owner from being treated as the Owner of the Separate Account assets supporting the Contract or Deferred Annuity, as applicable.
Taxation of Payments in Annuity Form
Payments received from the Contract or Deferred Annuity, as applicable in the form of an annuity are taxed differently depending on whether You select a fixed or variable payment option. For fixed annuity payments, payments are taxable as ordinary income to the extent they exceed the portion of the payment determined by applying the exclusion ratio to the entire payment. The exclusion ratio is determined at the time the Contract or

Deferred Annuity, as applicable is annuitized (i.e., the accumulated value is converted to an annuity form of distribution). Generally, the applicable exclusion ratio is your investment in the Contract or Deferred Annuity, as applicable divided by the total payments You expect to receive based on IRS factors, such as the form of annuity and mortality. The exclusion ratio is applied to each fixed annuity payment to determine the portion that is a non-taxable return of investment in the Contract or Deferred Annuity, as applicable and it is excludable from your taxable income until your investment in the Contract or Deferred Annuity, as applicable is fully recovered.
Variable annuity payments are expected to fluctuate and the amount You may receive is uncertain. Variable annuity payments are taxable as ordinary income to the extent they exceed the portion of each annuity payment that is determined to be a non-taxable return of your investment in the Contract. The non-taxable return of your investment in the Contract is determined by dividing the investment in the Contract (with adjustment) by the number of years over which it is anticipated the annuity will be paid. In general, your investment in the Contract is recovered pro-rata over the expected payment period.
We will make this calculation for You. However, it is possible that the IRS could conclude that the taxable portion of income payments under a non-qualified Contract is an amount greater — or less — than the taxable amount determined by us and reported by us to You and the IRS.
Once You have recovered the investment in the Contract or Deferred Annuity, as applicable, further annuity payments are fully taxable.
If You die before your investment in the Contract or Deferred Annuity, as applicable is fully recovered, the balance of your investment may be deducted on your last tax return, or if annuity payments continue after your death, the balance may be recovered by your Beneficiary.
The IRS has not furnished explicit guidance as to how the excludable amount is to be determined each year under variable income annuities that permit transfers between a fixed annuity option and variable investment options, as well as transfers between investment options after the Annuity Start Date.
Once annuity payments have commenced, You may not be able to transfer to another non-qualified annuity contract or a long-term care contract as part of a tax-free exchange.
If the Contract or Deferred Annuity, as applicable allows, You may elect to convert less than the full value of your Contract or Deferred Annuity, as applicable to an annuity form of pay-out (i.e., “partial annuitization.”) In this case, your investment in the Contract or Deferred Annuity, as applicable will be pro-rated between the annuitized portion of the Contract or Deferred Annuity, as applicable and the deferred portion. An exclusion ratio or excludable amount will apply to the annuity payments as described above, provided the annuity form You elect is payable for at least 10 years or for the life of one or more individuals.
The federal income tax treatment of an annuity payment option that contains a commutation feature (i.e., an annuity payment option that permits the withdrawal of a commuted value) is uncertain. Specifically, it is possible that (a) all payments made under the annuity payment option will be taxed as withdrawals, on an income-first basis, rather than as annuity payments, a portion of which would be excludable from income as a return of investment in the contract, or (b) the ability to fully recover the investment in the contract over the annuity payment period may be limited due to the reduction or elimination of future annuity payments that would have each had an excludable amount.
Additionally, it is uncertain whether the exercise of a commutation feature under a joint and survivor variable life annuity payment option constitutes an exchange into a Contract or Deferred Annuity, as applicable, thus requiring payout of any remaining interest in the Contract or Deferred Annuity, as applicable within five years of an Owner’s death (or the primary annuitant’s death where the Owner is not a natural person) or over the designated beneficiary’s life (or over a period no longer than the beneficiary’s remaining life expectancy) with such payments beginning within 12 months of the date of death if an Owner dies during the certain period for such payout option. Accordingly, we reserve the right to restrict the availability of the commutation feature or to require the value of all remaining income payments be paid to the designated beneficiary or to the surviving joint annuitant, as the case may be, in a lump sum after proof of an Owner’s death (or of a primary annuitant’s death, where the owner is not a natural person) during the certain period to comply with these tax law requirements.
3.8% Tax on Net Investment Income
Federal tax law imposes a 3.8% Medicare tax on the lesser of:
(1)	the taxpayer’s “net investment income” (from non-qualified annuities, interest, dividends, and other investments, offset by specified allowable deductions), or
(2)	the taxpayer’s modified adjusted gross income in excess of a specified income threshold ($250,000 for married couples filing jointly and qualifying widows, $125,000 for married couples filing separately, and $200,000 for single filers).
“Net investment income” in Item 1 above does not include distributions from tax qualified plans, (i.e., arrangements described in Code Sections 401(a), 403(a), 403(b), 408, 408A or 457(b)), but such income will increase modified adjusted gross income in Item 2 above.
You should consult your tax adviser regarding the applicability of this tax to income under your annuity Contract.
Puerto Rico Tax Considerations
The Puerto Rico Internal Revenue Code of 2011 (the “2011 PR Code”) taxes distributions from non-qualified annuity contracts differently than in the U.S.
Distributions that are not in the form of an annuity (including partial surrenders and period certain payments) are treated under the 2011 PR Code first as a return of investment. Therefore, a substantial portion of the amounts distributed generally will be excluded from gross income for Puerto Rico tax purposes until the cumulative amount paid exceeds your tax basis.
The amount of income on annuity distributions in annuity form (payable over your lifetime) is also calculated differently under the 2011 PR Code. Since the U.S. source income generated by a Puerto Rico bona fide resident is subject to U.S. income tax and the IRS issued guidance in 2004 which indicated that the income from an annuity contract issued by a U.S. life insurer would be considered U.S. source income, the timing of recognition of income from an annuity contract could vary between the two jurisdictions. Although the 2011 PR Code provides a credit against the Puerto Rico income tax for U.S. income taxes paid, an individual may not get full credit because of the timing differences.
You should consult with a personal tax adviser regarding the tax consequences of purchasing an annuity Contract and/or any proposed distribution, particularly a partial distribution or election to annuitize if You are a resident of Puerto Rico.

Qualified Annuity Contracts
Introduction
The Contract or Deferred Annuity, as applicable may be purchased through certain types of retirement plans that receive favorable treatment under the Code (“tax qualified plans”). Tax-qualified plans include arrangements described in Code Sections 401(a), 401(k), 403(a), 403(b) or tax sheltered annuities (“TSA”), 408 or “IRAs” (including SEP and SIMPLE IRAs), 408A or “Roth IRAs” or 457 (b) nongovernmental or 457(b) governmental plans. Extensive special tax rules apply to qualified plans and to the annuity Contracts used in connection with these plans. Therefore, the following discussion provides only general information about the use of the Contract or Deferred Annuity, as applicable with the various types of qualified plans. Adverse tax consequences may result if You do not ensure that contributions, distributions and other transactions with respect to the Contract or Deferred Annuity, as applicable comply with the law.
The rights to any benefit under the plan will be subject to the terms and conditions of the plan itself as well as the terms and conditions of the Contract or Deferred Annuity, as applicable.
We exercise no control over whether a particular retirement plan or a particular contribution to the plan satisfies the applicable requirements of the Code, or whether a particular individual is entitled to participate or benefit under a plan.
All qualified plans and arrangements receive tax deferral under the Code. Since there are no additional tax benefits in funding such retirement arrangements with an annuity, there should be reasons other than tax deferral for acquiring the annuity within the plan. Such non-tax benefits may include additional insurance benefits, such as the availability of a guaranteed income for life.
A Contract or Deferred Annuity, as applicable may also be available in connection with an employer’s non-qualified deferred compensation plan or qualified governmental excess benefit arrangement to provide benefits to certain employees in the plan. The tax rules regarding these plans are complex; please consult your tax adviser about your particular situation.
Treatment of Separate Account Charges
It is possible that at some future date the Internal Revenue Service (“IRS”) may consider that Contract charges attributable to certain guaranteed death benefits and certain living benefits are to be treated as distributions from the Contract to pay for such non-annuity benefits. Currently, these charges are considered to be an intrinsic part of the Contract and we do not report these as taxable income. However, if this treatment changes in the future, the charge could also be subject to a 10% Federal income tax penalty as an early distribution.
Accumulation
The tax rules applicable to qualified plans vary according to the type of plan and the terms and conditions of the plan itself. Both the amount of the contribution that may be made and the tax deduction or exclusion that You may claim for that contribution under qualified plans are limited under the Code. See the SAI for a description of qualified plan types and annual current contribution limitations which are subject to change from year-to-year.
Purchase payments or contributions to IRAs or tax qualified retirement plans of an employer may be taken from current income on a before tax basis or after tax basis. Purchase payments made on a “before tax” basis entitle You to a tax deduction or are not subject to current income tax. Purchase payments made on an “after tax” basis do not reduce your taxable income or give You a tax deduction. Contributions may also consist of transfers or rollovers as described below and are not subject to the annual limitations on contributions.
The Contract or Deferred Annuity, as applicable will accept as a single purchase payment a transfer or rollover from another IRA or rollover from an eligible retirement plan of an employer (i.e., 401(a), 401(k), 403(a), 403(b) or governmental 457(b) plan.) It will also accept a rollover or transfer from a SIMPLE IRA after the taxpayer has participated in such arrangement for at least two years. As part of the single purchase payment, the IRA Contract will also accept an IRA contribution subject to the Code limits for the year of purchase.
For income annuities established as “pay-outs” of SIMPLE IRAs, the Contract or Deferred Annuity, as applicable will only accept a single purchase payment consisting of a transfer or rollover from another SIMPLE IRA.
For income annuities established in accordance with a distribution option under a retirement plan of an employer (e.g., 401(a), 401(k), 403(a), 403(b) or 457(b) or nongovernmental 457(b) plan), the Contract or Deferred Annuity, as applicable will only accept as its single purchase payment a transfer from such employer retirement plan.
Taxation of Annuity Distributions
If contributions are made on a “before tax” basis, You generally pay income taxes on the full amount of money You receive under the Contract or Deferred Annuity, as applicable. Withdrawals attributable to any after-tax contributions are basis in the Contract or Deferred Annuity, as applicable and not subject to income tax (except for the portion of the withdrawal allocable to earnings, if any).
Under current Federal income tax rules, the taxable portion of distributions under annuity contracts and qualified plans (including IRAs) is not eligible for the reduced tax rate applicable to long-term capital gains and qualifying dividends.
If You meet certain requirements, your Roth IRA, Roth 403(b) and Roth 401(k) earnings can be received free of Federal income taxes.
With respect to IRA Contracts, we will withhold a portion of the taxable amount of your withdrawal for income taxes, unless You elect otherwise. The amount we will withhold is determined by the Code.
Guaranteed Withdrawal Benefits (where applicable)
If You have purchased the Lifetime Withdrawal Guarantee benefit (“LWG”), where otherwise made available, note the following:
In determining your required minimum distribution each year, the actuarial value of this benefit as of the prior December 31 must be taken into account in addition to the Account Balance of the Contract or Deferred Annuity, as applicable.
If You have purchased the GWB I, Enhanced GWB or LWG, where otherwise made available, note the following:
The tax treatment of withdrawals under such a benefit is uncertain. It is conceivable that the amount of potential gain could be determined based on the remaining amount guaranteed to be available for withdrawal at the time of the withdrawal if greater than the Account Balance (prior to Withdrawal Charges). This could result in a greater amount of taxable income in certain cases. In general, at the present time, MetLife intends to report such withdrawals using the Account Balance rather than the remaining benefit to determine gain. However, in cases where the maximum permitted withdrawal in any year under any version of the Guaranteed Withdrawal Benefit exceeds the Account Balance, the portion of the withdrawal treated as taxable gain (not to exceed the amount of the withdrawal) should be measured as the difference between the maximum permitted withdrawal amount under the benefit and the remaining after-tax basis immediately preceding the withdrawal. Consult your tax adviser.
In the event that the Account Balance goes to zero, and either the Remaining Guaranteed Withdrawal Amount is paid out in fixed installments or the Annual Benefit Payment is paid for life, we will treat such payments as income annuity payments under the tax law and allow recovery of any remaining basis ratably over the expected number of payments.
MetLife reserves the right to change its tax reporting practices where we determine that they are not in accordance with Federal income tax rules and/or IRS guidance (whether formal or informal).
Withdrawals Prior to Age 59 1⁄2
A taxable withdrawal from a qualified plan which is subject to income tax may also be subject to a 10% Federal income tax penalty for “early” distribution if taken prior to age 59 1⁄2, unless an exception applies. The penalty rate is 25% for SIMPLE plan Deferred Annuities if the withdrawal occurs within the first 2 years of your participation in the plan.
These exceptions include but are not limited to withdrawals made:
(a)	on account of your death or disability, or
(b)	as part of a series of substantially equal periodic payments payable for your life (or life expectancy) or joint lives (or life expectancies) of You and your designated Beneficiary and You are separated from employment.
If You receive systematic payments that You intend to qualify for the “substantially equal periodic payments” exception noted above, any modifications (except due to death or disability) to your payment before age 59 1⁄2 or within five years after beginning these payments, whichever is later, will result in the retroactive imposition of the 10% Federal income tax penalty with interest (25% for certain SIMPLE plan withdrawals). Such modifications may include but are not limited to additional purchase payments to the Contract or Deferred Annuity, as applicable (including tax-free transfers or rollovers) and additional withdrawals from the Contract or Deferred Annuity, as applicable.
The 10% Federal income tax penalty on early distribution does not apply to governmental 457(b) plan Contracts. However, it does apply to distributions from 457(b) plans of employers which are state or local governments to the extent that the distribution is attributable to rollovers accepted from other types of eligible retirement plans.
In addition to death, disability and as part of a series of substantially equal periodic payments as indicated above, a withdrawal or distribution from an IRA (including SEPs and SIMPLEs and Roth IRAs) will avoid the penalty (1) if the distribution is to pay deductible medical expenses; (2) if the distribution is to pay IRS levies (and made after December 31, 1999); (3) if the distribution is used to pay for medical insurance (if You are unemployed), qualified higher education expenses, or for a qualified first time home purchase up to $10,000.
Other exceptions may be applicable under certain circumstances and special rules may apply or may become applicable in connection with the exceptions enumerated above. You should consult with your tax advisor for further details.
Rollovers
Your Contract or Deferred Annuity, as applicable is non-forfeitable (i.e., not subject to the claims of your creditors) and non-transferable (i.e., You may not transfer it to someone else).

Nevertheless, Contracts held in certain employer plans subject to ERISA may be transferred in part pursuant to a QDRO.
Under certain circumstances, You may be able to transfer amounts distributed from your Contract or Deferred Annuity, as applicable to another eligible retirement plan or IRA. Federal tax law limits You to making only one rollover from an IRA in any 12 month period and the limit is applied across all IRA that You own. For 457(b) plans maintained by non-governmental employers, if certain conditions are met, amounts may be transferred into another 457(b) plan maintained by a non-governmental employer.
You may make rollovers and direct transfers into your SIMPLE IRA annuity contract from another SIMPLE IRA annuity contract or account. Rollovers from another qualified plan can generally be made to your SIMPLE IRA after you have participated in the SIMPLE IRA for at least two years. Rollovers and direct transfers from a SIMPLE IRA can only be made to another SIMPLE IRA or account during the first two years that You participate in the SIMPLE IRA plan. After this two year period, rollovers and transfers may be made from your SIMPLE IRA into a Traditional IRA or account, as well as into another SIMPLE IRA.
Generally, a distribution may be eligible for rollover but certain types of distributions cannot be rolled over, such as distributions received:
(a)	to meet minimum distribution requirements,
(b)	for financial hardship, or
(c)	for a period of ten or more years or for life.
20% Withholding on Eligible Rollover Distributions
For certain qualified employer plans, we are required to withhold 20% of the taxable portion of your withdrawal that constitutes an “eligible rollover distribution” for Federal income taxes. The amount we withhold is determined by the Code. You may avoid withholding if You directly transfer a withdrawal from this Contract or Deferred Annuity, as applicable to another qualified plan or IRA. Similarly, You may be able to avoid withholding on a transfer into the Contract or Deferred Annuity, as applicable from an existing qualified plan You may have with another provider by arranging to have the transfer made directly to us. For taxable withdrawals that are not “eligible rollover distributions,” the Code imposes different withholding rules to determine the withholding percentage.
Death Benefits
The death benefit is taxable to the recipient in the same manner as if paid to the Contract Owner or plan participant (under the rules for withdrawals or income payments, whichever is applicable).
CONTRACTS ANNUITIZED AFTER 12/20/19 AND DEATHS OCCURRING AFTER 12/31/19
Distributions required from a qualified Contract following Your death must be distributed to designated Beneficiaries within ten (10) years after the date of death. This distribution period applies regardless of whether You die before, on, or after the Annuity Start Date, unless the designated Beneficiary is an Eligible Designated Beneficiary (EDB).
An Eligible Designated Beneficiary is an individual who, on the date of death, is:
(1)	Your surviving spouse;
(2)	Your child who has not yet reached the age of majority (as defined by federal tax law);

(3)	a chronically ill individual as defined by the Code; or
(4)	any other individual who is not more than ten (10) years younger than You.
An Eligible Designated Beneficiary may receive the remaining portion of the interest in the Contract over his/her life or life expectancy, beginning in the year following the year of death.
If your contract permits, your Eligible Designated Beneficiary spouse may delay the start of these payments until December 31 of the year You would have reached age 72 (70 1⁄2 if you were 70 1⁄2 before January 1, 2020).
Following the death of an Eligible Designated Beneficiary, the remaining interest in the Contract must be distributed within ten (10) years. In addition, a child who is an Eligible Designated Beneficiary because he or she has not yet reached the age of majority must have the remaining interest in the Contract fully distributed within ten (10) years after reaching the age of majority.
Your spouse may elect to roll over the death proceeds into another eligible retirement plan in which he or she participates, if permitted under the receiving plan, he or she may elect to roll over the death proceeds into his or her own IRA, or he or she may elect to transfer the death proceeds into an inherited IRA.
If your Beneficiary is not your spouse and your plan and Contract or Deferred Annuity, as applicable permit, your Beneficiary may be able to roll over the death proceeds via a direct trustee-to-trustee transfer into an inherited IRA. However, a non-spouse Beneficiary may not treat the inherited IRA as his or her own IRA.
NON-DESIGNATED BENEFICIARIES
Distributions required from a qualified Contract following your death must generally be distributed to Non-designated beneficiaries (for example, charitable organizations or nonqualified trusts) within five (5) years of the date of death. However, if your death occurs after the Required Beginning Date, the benefits may be paid out to the non-designated beneficiary at least as rapidly as under the method of distribution being used as of the date of death.
Required Minimum Distributions
Generally, You must begin receiving amounts from your retirement plan by April 1 following the latter of:
(a)	the calendar year in which You reach age 72 (70 1⁄2 if you were 70 1⁄2 before January 1, 2020), or
(b)	the calendar year You retire, provided You do not own more than 5% of the outstanding stock, capital, or profits of your employer.
For IRAs (including SEPs and SIMPLEs), You must begin receiving withdrawals by April 1 of the year after You reach age 72 (70 1⁄2 if you were 70 1⁄2 before January 1, 2020) even if You have not retired.
Your required minimum distribution request must be in Good Order and payment must be processed by MetLife prior to the due date (generally the end of the calendar year or April 1st of the year You reach age 72 (70 1⁄2 if you were 70 1⁄2 before January 1, 2020) in order to satisfy the requirement for the applicable tax year.
A tax penalty of 50% applies to the shortfall of any required minimum distributions You fail to receive.
You may not satisfy minimum distributions for one employer’s qualified plan (i.e., 401(a), 403(a), 457(b)) with distributions from another qualified plan of the same or a different employer. However, an aggregation rule does apply in the case of IRAs (including SEPs and SIMPLEs) or 403(b) plans. The minimum required distribution is calculated with respect to each IRA, but the aggregate distribution may be taken from any one or more of your

IRAs/SEPs. Similarly, the amount of required minimum distribution is calculated separately with respect to each 403(b) arrangement, but the aggregate amount of the required distribution may be taken from any one or more of your 403(b) plan contracts. For SIMPLE IRAs, the aggregate amount of the required distribution may be taken from any one or more of your SIMPLE IRAs.
Complex rules apply to the calculation of minimum distributions. In general, income tax regulations permit income payments to increase based not only with respect to the investment experience of the portfolios but also with respect to actuarial gains.
The regulations also require that the value of benefits under a Contract or Deferred Annuity, as applicable including certain death benefits in excess of Account Balance must be added to the amount credited to your account in computing the amount required to be distributed over the applicable period. We will provide You with additional information regarding the amount that is subject to minimum distribution under this rule. You should consult your own tax adviser as to how these rules affect your own distribution under this rule.
If You intend to receive your minimum distributions which are payable over the joint lives of You and a Beneficiary who is not your spouse (or over a period not exceeding the joint life expectancy of You and your non-spousal Beneficiary), be advised that Federal tax rules may require that payments be made over a shorter period or may require that payments to the Beneficiary be reduced after your death to meet the minimum distribution incidental benefit rules and avoid the 50% excise tax. You should consult your own tax adviser as to how these rules affect your own Contract or Deferred Annuity, as applicable.
Required minimum distribution rules that apply to other types of IRAs while You are alive do not apply to Roth IRAs. However, in general, the IRA post-death rules with respect to minimum distributions do apply to beneficiaries of Roth IRAs.
Additional Information regarding IRAs
Purchase Payments
Except for permissible rollovers and direct transfers, purchase payments for individuals are limited in the aggregate to the lesser of 100% of compensation or the deductible amount established each year under the Code. A purchase payment up to the deductible amount can also be made for a non-working spouse provided the couple’s compensation is at least equal to their aggregate contributions. If you have compensation, you can continue to make purchase payments after beginning required minimum distributions. Individuals age 50 and older are permitted to make additional “catch-up” contributions if they have sufficient compensation. If You or your spouse are an active participant in a retirement plan of an employer, your deductible contributions may be limited. If You exceed purchase payment limits You may be subject to a tax penalty.
Roth IRA purchase payments for individuals are non-deductible (made on an “after tax” basis) and are limited to the lesser of 100% of compensation or the annual deductible IRA amount. Individuals age 50 and older can make an additional “catch-up” purchase payment each year (assuming the individual has sufficient compensation). You may contribute up to the annual purchase payment limit if your modified adjusted gross income does not exceed certain limits. If You exceed purchase payment limits, You may be subject to a tax penalty.
Withdrawals
If and to the extent that Traditional IRA purchase payments are made on an “after tax” basis, withdrawals would be included in income except for the portion that represents a return of non-deductible purchase payments. This portion is generally determined based upon the ratio of all non-deductible purchase payments to the total value of all your Traditional IRAs (including SEP IRAs and SIMPLE IRAs). We withhold a portion of the amount of your withdrawal for income taxes, unless You elect otherwise. The amount we withhold is determined by the Code.
Generally, withdrawal of earnings from Roth IRAs are free from Federal income tax if (1) they are made at least five taxable years after the tax year for which you made your first purchase payment to a Roth IRA; and (2) they are made on or after the date You reach age 59 1⁄2 or upon your death, disability or for a qualified first-home purchase (up to $10,000). Withdrawals from a Roth IRA are made first from purchase payments and then from earnings. We may be required to withhold a portion of your withdrawal for income taxes, unless You elect otherwise. The amount will be determined by the Code.
Conversion
Traditional IRAs may be converted to Roth IRAs. Except to the extent You have non-deductible contributions, the amount converted from an existing Traditional IRA into a Roth IRA is taxable. Generally, the 10% Federal income tax penalty does not apply. However, the taxable amount to be converted must be based on the fair market value of the entire annuity contract being converted into a Roth IRA. Such fair market value, in general, is to be determined by taking into account the value of all benefits (both living benefits and death benefits) in addition to the Account Balance; as well as adding back certain loads and charges incurred during the prior twelve month period. Your Contract or Deferred Annuity, as applicable may include such benefits and applicable charges. Accordingly, if You are considering such conversion of your annuity Contract, please consult your tax adviser. The taxable amount may exceed the Account Balance at the date of conversion.
A conversion from a traditional IRA, SEP or SIMPLE to a Roth IRA made on or after January 1, 2018 cannot be recharacterized. Please consult your tax adviser.
Additional Information regarding TSA (ERISA and non-ERISA) 403(b)
Special Rules Regarding Exchanges
In order to satisfy tax regulations, contract exchanges within a 403(b) plan must, at a minimum, meet the following requirements: (1) the plan must allow the exchange; (2) the exchange must not result in a reduction in a Participant’s or a Beneficiary’s accumulated benefit: (3) the receiving contract includes distribution restrictions that are no less stringent than those imposed on the contract being exchanged; and (4) if the issuer receiving the exchanges is not part of the plan, the employer enters into an agreement with the issuer to provide information to enable the contract provider to comply with Code requirements. Such information would include details concerning severance from employment, hardship withdrawals, loans and tax basis. You should consult Your tax or legal counsel for any advice relating to Contract exchanges or any other matter relating to these regulations.
Withdrawals
If You are under age 59 1⁄2, You generally cannot withdraw money from your 403(b) Contract unless the withdrawal:
a)	Relates to purchase payments made prior to 1989 and pre-1989 earnings on those purchase payments;
b)	Is exchanged to another permissible investment under your 403(b) plan;
c)	Relates to contributions to an annuity contract that are not salary reduction elective deferrals, if Your plan allows it;
d)	Occurs after You die, leave Your job or become disabled (as defined by the Code);
e)	Is for financial hardship (but only to the extent of elective deferrals), if Your plan allows it;

f)	Relates to distributions attributable to certain 403(b) plan terminations, if the conditions of the Code are met;
g)	Relates to rollover or after-tax contributions; or
h)	Is for the purchase of permissive service credit under a governmental defined benefit plan.
In addition, a Section 403(b) Contract is permitted to distribute retirement benefits attributable to pre-tax contributions other than elective deferrals to the participant no earlier than upon the earlier of the participant’s severance from employment or upon the prior occurrence of some event, such as after a fixed number of years, the attainment of a stated age or disability.
Other exceptions may apply or become applicable under certain circumstances and special rules may be applicable in connection with the exceptions enumerated above.
Distinction for Puerto Rico Code
An annuity Contract may be purchased by an employer for an employee under a qualified pension, profit sharing, stock bonus, annuity, or a “cash or deferred” arrangement plan established pursuant to Section 1081.01 of the 2011 PR Code. To be tax qualified under the 2011 PR Code, a plan must comply with the requirements of Section 1081.01(a) of the 2011 PR Code which includes certain participation requirements, among other requirements. A trust created to hold assets for a qualified plan is exempt from tax on its investment income.
A Puerto Rico qualified retirement plan trust may be exempted from income taxation pursuant to 2011 PR Code Section 1081.01 and Section 1022(i) of the Employee Retirement Income Security Act of 1974, as amended (ERISA). If a variable annuity contract is acquired by said trust, the earnings accumulated or distributed under such contract or any income realized from the sale or exchange of the contract may not be subject to current income taxation due to the income tax exemption that the trust is entitled to. Whether a Puerto Rico retirement plan trust is qualified under 2011 PR Code Section 1081.01 depends on the facts and circumstances of each case. Each fiduciary of a Puerto Rico retirement plan should ascertain the qualified status of the retirement plan trust, and thus, that it enjoys the benefits of income tax exemption before investing in the variable annuity contract.
Contributions
The employer is entitled to a current income tax deduction for contributions made to a qualified plan, subject to statutory limitations on the amount that may be contributed each year. The plan contributions by the employer are not required to be included in the current income of the employee.
Distributions
Any amount received or made available to the employee under the qualified plan is generally includible in the gross income of the employee in the taxable year in which received or made available. However, Lump-sum proceeds from a Puerto Rico qualified retirement plan due to separation from service will generally be taxed at a 20% capital gain tax rate to be withheld at the source for distributions made before January 1, 2018. For distributions occurring after December 31, 2017 but before January 1, 2019, a 20% ordinary income tax rate may have applied to the total distribution if the payor withheld the 10% tax prescribed by the statute and deposited the withheld amount with the Puerto Rico Treasury within the required time frame required by the 2011 PR Code. However, the distribution of benefits in one lump-sum payment due to separation of employment or termination of a retirement plan occurring on or after January 1, 2019 will be treated as ordinary income subject to a withholding tax rate of 20%.
A special rate of 10% may apply instead, if the plan satisfies the following requirements:

(1)	the plan’s trust is organized under the laws of Puerto Rico, or has a Puerto Rico resident trustee and uses such trustee as paying agent; and
(2)	10% of all plan’s trust assets (calculated based on the average balance of the investments of the trust) attributable to participants which are Puerto Rico residents must be invested in “property located in Puerto Rico” for a three-year period.
If those two requirements are not satisfied, the distribution will generally be subject to the 20% tax rate. The three- year period includes the year of the distribution and the two immediately preceding years. In the case of a defined contribution plan that maintains separate accounts for each participant, the described 10% investment requirement may be satisfied in the accounts of a participant that chooses to invest in such fashion rather than at the trust level. Property located in Puerto Rico includes Shares of stock of a Puerto Rico Registered Investment Company (RIC), Fixed or Variable Annuities issued by a domestic insurance company or by a foreign insurance company that derives more than 80% of its gross income from sources within Puerto Rico, bank deposits. The 2011 PR Code does not impose a penalty tax in cases of early (premature) distributions from a qualified plan.
In the case of distributions from a qualified plan in the form of annuity installments as a result of termination of employment, amounts received are taxable in an amount equal to 3% of the after-tax contributions not previously distributed, which would be considered the tax cost. The remaining portion is not taxable until you have recovered the total after-tax contributions made to the qualified plan. You may be able to exclude from gross income up to $11,000, if you are less than 60 years of age, or up to $15,000, if you are at least 60 years of age, of the taxable portion of the installment payments received every year.
In the case of a defined contribution plan that maintains separate accounts for each participant, the described 10% investment requirement may be satisfied in the accounts of a participant that chooses to invest in such fashion rather than at the trust level. Property located in Puerto Rico includes shares of stock of a Puerto Rico registered investment company (RIC), fixed or variable annuities issued by a domestic insurance company or by a foreign insurance corporation that derives more than 80% of its gross income from sources within Puerto Rico and bank deposits. The 2011 PR Code does not impose a penalty tax in cases of early (premature) distributions from a qualified plan.
Upon the occurrence of a “Declared Disaster”, like a hurricane, Retirement Plans are allowed to make Eligible Distributions to a participant resident of Puerto Rico who requests the same. The Eligible Distribution may not exceed $100,000, and must be made during a period of time to be identified by the Puerto Rico Treasury through administrative guidance and be used to cover damages or losses suffered, and extraordinary expenses incurred by the individual as a result of a Declared Disaster. The first $10,000 will be exempted from income taxation, including the alternate basic tax, and amounts exceeding $10,000 will be subject to a 10% income tax to be withheld at the source, in lieu of any other income tax, including the alternate basic tax.
You should consult with a personal tax adviser regarding the tax consequences of purchasing an annuity contract and/or any proposed distribution if you are a resident of Puerto Rico.
Rollover
Deferral of the recognition of income continues upon the receipt of a distribution by a participant from a qualified plan, if the distribution is contributed to another qualified retirement plan or traditional individual retirement account for the employee’s benefit no later than sixty (60) days after the distribution.

ERISA Considerations
In the context of a Puerto Rico qualified retirement plan trust, the IRS has held that the transfer of assets and liabilities from a qualified retirement plan trust under the Code to that type of plan would generally be treated as a distribution includible in gross income for U.S. income tax purposes even if the Puerto Rico retirement plan is a plan described in ERISA Section 1022(i)(1). By contrast, a transfer from a qualified retirement plan trust under the Code to a Puerto Rico qualified retirement plan trust that has made an election under ERISA Section 1022(i)(2) is not treated as a distribution from the transferor plan for U.S. income tax purposes because a Puerto Rico retirement plan that has made an election under ERISA Section 1022(i)(2) is treated as a qualified retirement plan for purposes Code Section 401(a). The IRS has determined that the above described rules prescribing the inclusion in income of transfers of assets and liabilities to a Puerto Rico retirement plan trust described in ERISA Section 1022(i)(1) would be applicable to transfers taking effect after December 31, 2012. Notwithstanding the above, the IRS has recently held that a Puerto Rico retirement plan described in ERISA Section 1022(i)(1) may participate in a 81-100 group trust because it permits said plan to diversify its investments without adverse tax consequences to the group trust or its investors
Similar to the IRS Revenue Ruling 2013-17, the U.S. Department of Labor issued DOL Technical Release No. 2013-04 on September 18, 2013 providing that, where the Secretary of Labor has authority to regulate with respect to the provisions of ERISA dealing with the use of the term “spouse” spouse will be read to refer to any individuals who are lawfully married under any state law, including same-sex spouses, and without regard to whether their state of domicile recognizes same-sex marriage. Thus, for ERISA purposes as well as Federal tax purposes, an employee benefit plan participant who marries a person of the same sex in a jurisdiction that recognizes same-sex marriage will continue to be treated as married even if the couple moves to a jurisdiction that does not recognize same-sex marriage.
LEGAL PROCEEDINGS
In the ordinary course of business, MetLife, similar to other life insurance companies, is involved in lawsuits (including class action lawsuits), arbitrations and other legal proceedings. Also, from time to time, state and Federal regulators or other officials conduct formal and informal examinations or undertake other actions dealing with various aspects of the financial services and insurance industries. In some legal proceedings involving insurers, substantial damages have been sought and/or material settlement payments have been made.
It is not possible to predict with certainty the ultimate outcome of any pending legal proceeding or regulatory action. However, MetLife does not believe any such action or proceeding will have a material adverse effect upon the Separate Account or upon the ability of MLIDC to perform its contract with the Separate Account or of MetLife to meet its obligations under the Contracts.

APPENDIX A — PORTFOLIO COMPANIES AVAILABLE UNDER THE CONTRACT
The following is a list of Portfolios available under the Contract. More information about the Portfolios is available in the prospectuses for the Portfolios, which may be amended from time to time and can be found online at dfinview.com/metlife/tahd/MET000209. You can also request this information at no cost by calling 800-638-7732, by sending an email request to RCG@metlife.com, or through your registered representative. Depending on the optional benefits you choose, you may not be able to invest in certain Portfolio Companies.
The current expenses and performance information below reflects fees and expenses of the Portfolios, but do not reflect the other fees and expenses that your Deferred Annuity may charge. Expenses would be higher and performance would be lower if these other charges were included. Each Portfolio Company's past performance is not necessarily an indication of future performance.
INVESTMENT OBJECTIVE	PORTFOLIO AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/2020)
			1 YEAR	5 YEAR	10 YEAR
Seeks long-term growth of capital.	American Funds Global Small Capitalization Fund - Class 2 Capital Research and Management CompanySM	0.99%	29.72%	14.43%	9.43%
Seeks growth of capital.	American Funds Growth Fund - Class 2 Capital Research and Management CompanySM	0.61%	52.10%	22.75%	16.85%
Seeks long-term growth of capital and income.	American Funds Growth-Income Fund - Class 2 Capital Research and Management CompanySM	0.55%	13.54%	13.93%	12.74%
Seeks as high a level of current income as is consistent with the preservation of capital.	American Funds The Bond Fund of America* (formerly known as American Funds Bond Fund) - Class 2 Capital Research and Management CompanySM	0.46%	9.73%	4.92%	3.92%
Seeks a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital.	American Funds® Balanced Allocation Portfolio - Class C Brighthouse Investment Advisers, LLC	1.02%	15.57%	10.74%	8.73%
Seeks growth of capital.	American Funds® Growth Allocation Portfolio - Class C Brighthouse Investment Advisers, LLC	1.04%	16.93%	12.49%	10.16%
Seeks a high total return in the form of income and growth of capital, with a greater emphasis on income.	American Funds® Moderate Allocation Portfolio - Class C Brighthouse Investment Advisers, LLC	1.01%	12.99%	8.91%	7.36%
Seeks long-term growth of capital.	Baillie Gifford International Stock Portfolio* - Class A Brighthouse Investment Advisers, LLC Subadviser: Baillie Gifford Overseas Limited	0.72%	26.58%	14.72%	7.64%
A-1

INVESTMENT OBJECTIVE	PORTFOLIO AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/2020)
			1 YEAR	5 YEAR	10 YEAR
Seeks a competitive total return primarily from investing in fixed-income securities.	BlackRock Bond Income Portfolio - Class A Brighthouse Investment Advisers, LLC Subadviser: BlackRock Advisors, LLC	0.39%	8.60%	4.99%	4.57%
Seeks long-term growth of capital.	BlackRock Capital Appreciation Portfolio* - Class E Brighthouse Investment Advisers, LLC Subadviser: BlackRock Advisors, LLC	0.78%	40.44%	20.55%	15.12%
Seeks growth of capital.	Brighthouse Asset Allocation 100 Portfolio - Class A Brighthouse Investment Advisers, LLC	0.74%	19.23%	13.08%	10.62%
Seeks a high level of current income, with growth of capital as a secondary objective.	Brighthouse Asset Allocation 20 Portfolio* - Class A Brighthouse Investment Advisers, LLC	0.64%	9.70%	6.15%	5.25%
Seeks high total return in the form of income and growth of capital, with a greater emphasis on income.	Brighthouse Asset Allocation 40 Portfolio - Class A Brighthouse Investment Advisers, LLC	0.63%	11.31%	7.84%	6.71%
Seeks a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital.	Brighthouse Asset Allocation 60 Portfolio - Class A Brighthouse Investment Advisers, LLC	0.65%	14.09%	9.70%	8.19%
Seeks growth of capital.	Brighthouse Asset Allocation 80 Portfolio - Class A Brighthouse Investment Advisers, LLC	0.69%	17.01%	11.60%	9.61%
Seeks long-term capital growth.	Brighthouse/Artisan Mid Cap Value Portfolio* - Class A Brighthouse Investment Advisers, LLC Subadviser: Artisan Partners Limited Partnership	0.78%	6.25%	9.62%	9.10%
Seeks a high level of current income, while seeking preservation of shareholders’ capital.	Brighthouse/Franklin Low Duration Total Return Portfolio* - Class B Brighthouse Investment Advisers, LLC Subadviser: Franklin Advisers, Inc.	0.73%	2.12%	2.32%	—
Seeks long-term capital appreciation with some current income.	Brighthouse/Wellington Balanced Portfolio - Class A Brighthouse Investment Advisers, LLC Subadviser: Wellington Management Company LLP	0.53%	17.72%	11.41%	10.60%
Seeks to provide a growing stream of income over time and, secondarily, long-term capital appreciation and current income.	Brighthouse/Wellington Core Equity Opportunities Portfolio* - Class A Brighthouse Investment Advisers, LLC Subadviser: Wellington Management Company LLP	0.61%	11.27%	13.22%	11.80%
A-2

INVESTMENT OBJECTIVE	PORTFOLIO AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/2020)
			1 YEAR	5 YEAR	10 YEAR
Seeks long-term capital appreciation.	Brighthouse/Wellington Large Cap Research Portfolio* - Class A Brighthouse Investment Advisers, LLC Subadviser: Wellington Management Company LLP	0.55%	22.27%	14.95%	13.87%
Seeks to achieve a competitive total return through an actively managed portfolio of stocks, bonds and money market instruments which offer income and capital growth opportunity.	Calvert VP SRI Balanced Portfolio - Class I Calvert Research and Management	0.63%	15.26%	10.94%	9.40%
Seeks to provide long-term capital appreciation by investing primarily in a portfolio of the equity securities of mid-sized companies that are undervalued but demonstrate a potential for growth.	Calvert VP SRI Mid Cap Portfolio - X Calvert Research and Management	0.99%	12.24%	11.02%	10.59%
Seeks total return through investment in real estate securities, emphasizing both capital appreciation and current income.	Clarion Global Real Estate Portfolio* - Class E Brighthouse Investment Advisers, LLC Subadviser: CBRE Clarion Securities LLC	0.79%	-4.96%	3.98%	5.34%
Seeks reasonable income. The fund will also consider the potential for capital appreciation. The fund's goal is to achieve a yield which exceeds the composite yield on the securities comprising the S&P 500® Index.	Equity-Income Portfolio - Initial Class Fidelity Management & Research Company LLC	0.53%	6.69%	10.69%	10.17%
Seeks high total return with a secondary objective of principal preservation as the fund approaches its target date and beyond.	Freedom 2020 Portfolio - Service Class 2 Fidelity Management & Research Company LLC	0.78%	14.72%	9.70%	7.88%
A-3

INVESTMENT OBJECTIVE	PORTFOLIO AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/2020)
			1 YEAR	5 YEAR	10 YEAR
Seeks high total return with a secondary objective of principal preservation as the fund approaches its target date and beyond.	Freedom 2025 Portfolio - Service Class 2 Fidelity Management & Research Company LLC	0.81%	15.68%	10.30%	8.62%
Seeks high total return with a secondary objective of principal preservation as the fund approaches its target date and beyond.	Freedom 2030 Portfolio - Service Class 2 Fidelity Management & Research Company LLC	0.84%	16.64%	11.31%	9.24%
Seeks high total return with a secondary objective of principal preservation as the fund approaches its target date and beyond.	Freedom 2035 Portfolio - Service Class 2 Fidelity Management & Research Company LLC	0.90%	17.96%	12.21%	9.92%
Seeks high total return with a secondary objective of principal preservation as the fund approaches its target date and beyond.	Freedom 2040 Portfolio - Service Class 2 Fidelity Management & Research Company LLC	0.92%	18.99%	12.48%	10.10%
Seeks high total return with a secondary objective of principal preservation as the fund approaches its target date and beyond.	Freedom 2045 Portfolio - Service Class 2 Fidelity Management & Research Company LLC	0.92%	18.97%	12.49%	10.16%
Seeks high total return with a secondary objective of principal preservation as the fund approaches its target date and beyond.	Freedom 2050 Portfolio - Service Class 2 Fidelity Management & Research Company LLC	0.92%	18.99%	12.50%	10.17%
Seeks maximum capital appreciation.	Frontier Mid Cap Growth Portfolio* - Class A Brighthouse Investment Advisers, LLC Subadviser: Frontier Capital Management Company, LLC	0.73%	31.70%	16.91%	13.57%
Seeks to achieve capital appreciation.	Growth Portfolio - Initial Class Fidelity Management & Research Company LLC	0.62%	43.89%	21.32%	17.25%
Seeks long-term capital appreciation.	Harris Oakmark International Portfolio* - Class E Brighthouse Investment Advisers, LLC Subadviser: Harris Associates L.P.	0.91%	5.24%	7.13%	6.32%
Seeks capital appreciation.	Invesco Global Equity Portfolio* - Class A Brighthouse Investment Advisers, LLC Subadviser: Invesco Advisers, Inc.	0.57%	27.92%	15.13%	11.83%
A-4

INVESTMENT OBJECTIVE	PORTFOLIO AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/2020)
			1 YEAR	5 YEAR	10 YEAR
Seeks long-term growth of capital.	Invesco Small Cap Growth Portfolio* - Class E Brighthouse Investment Advisers, LLC Subadviser: Invesco Advisers, Inc.	0.96%	57.08%	20.02%	15.85%
Seeks as high a level of current income as is consistent with the preservation of capital.	Investment Grade Bond Portfolio - Initial Class Fidelity Management & Research Company LLC	0.39%	9.39%	5.43%	4.34%
Seeks long-term growth of capital.	Jennison Growth Portfolio* - Class A Brighthouse Investment Advisers, LLC Subadviser: Jennison Associates LLC	0.54%	56.80%	23.52%	18.67%
Seeks high total investment return through a combination of capital appreciation and income.	Loomis Sayles Global Allocation Portfolio* - Class B Brighthouse Investment Advisers, LLC Subadviser: Loomis, Sayles & Company, L.P.	1.03%	14.79%	12.28%	9.69%
Seeks long-term growth of capital.	Loomis Sayles Growth Portfolio* - Class A Brighthouse Investment Advisers, LLC Subadviser: Loomis, Sayles & Company, L.P.	0.57%	32.54%	13.33%	14.42%
Seeks long-term capital growth from investments in common stocks or other equity securities.	Loomis Sayles Small Cap Core Portfolio* - Class A Brighthouse Investment Advisers, LLC Subadviser: Loomis, Sayles & Company, L.P.	0.90%	12.07%	11.45%	11.07%
Seeks long-term capital growth.	Loomis Sayles Small Cap Growth Portfolio* - Class A Brighthouse Investment Advisers, LLC Subadviser: Loomis, Sayles & Company, L.P.	0.88%	34.34%	18.26%	15.03%
Seeks to track the performance of the Bloomberg Barclays U.S. Aggregate Bond Index.	MetLife Aggregate Bond Index Portfolio* - Class A Brighthouse Investment Advisers, LLC Subadviser: MetLife Investment Advisors, LLC	0.27%	7.21%	4.21%	3.58%
Seeks to track the performance of the Standard & Poor’s MidCap 400® Composite Stock Price Index.	MetLife Mid Cap Stock Index Portfolio - Class A Brighthouse Investment Advisers, LLC Subadviser: MetLife Investment Advisors, LLC	0.32%	13.39%	12.08%	11.25%
Seeks to track the performance of the MSCI EAFE® Index.	MetLife MSCI EAFE® Index Portfolio - Class A Brighthouse Investment Advisers, LLC Subadviser: MetLife Investment Advisors, LLC	0.39%	7.85%	7.46%	5.33%
Seeks to track the performance of the Russell 2000® Index.	MetLife Russell 2000® Index Portfolio - Class A Brighthouse Investment Advisers, LLC Subadviser: MetLife Investment Advisors, LLC	0.33%	19.62%	13.22%	11.21%
Seeks to track the performance of the Standard & Poor’s 500® Composite Stock Price Index.	MetLife Stock Index Portfolio* - Class A Brighthouse Investment Advisers, LLC Subadviser: MetLife Investment Advisors, LLC	0.27%	18.10%	14.93%	13.60%
A-5

INVESTMENT OBJECTIVE	PORTFOLIO AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/2020)
			1 YEAR	5 YEAR	10 YEAR
Seeks capital appreciation.	MFS ® Research International Portfolio* - Class A Brighthouse Investment Advisers, LLC Subadviser: Massachusetts Financial Services Company	0.64%	13.28%	9.91%	6.32%
Seeks a favorable total return through investment in a diversified portfolio.	MFS ® Total Return Portfolio* - Class A Brighthouse Investment Advisers, LLC Subadviser: Massachusetts Financial Services Company	0.61%	9.76%	8.90%	8.49%
Seeks capital appreciation.	MFS ® Value Portfolio* - Class E Brighthouse Investment Advisers, LLC Subadviser: Massachusetts Financial Services Company	0.73%	3.75%	10.26%	11.08%
Seeks capital appreciation.	Morgan Stanley Discovery Portfolio* - Class A Brighthouse Investment Advisers, LLC Subadviser: Morgan Stanley Investment Management Inc.	0.63%	153.77%	38.34%	21.41%
Seeks high total return, consisting principally of capital appreciation.	Neuberger Berman Genesis Portfolio* - Class A Brighthouse Investment Advisers, LLC Subadviser: Neuberger Berman Investment Advisers LLC	0.85%	25.11%	15.77%	12.93%
Seeks maximum real return, consistent with preservation of capital and prudent investment management.	PIMCO Inflation Protected Bond Portfolio - Class E Brighthouse Investment Advisers, LLC Subadviser: Pacific Investment Management Company LLC	0.93%	11.63%	5.16%	3.55%
Seeks maximum total return, consistent with the preservation of capital and prudent investment management.	PIMCO Total Return Portfolio* - Class A Brighthouse Investment Advisers, LLC Subadviser: Pacific Investment Management Company LLC	0.56%	8.82%	4.98%	4.05%
Seeks growth of capital and income.	SSGA Growth and Income ETF Portfolio - Class E Brighthouse Investment Advisers, LLC Subadviser: SSGA Funds Management, Inc.	0.66%	10.01%	8.63%	7.35%
Seeks growth of capital.	SSGA Growth ETF Portfolio - Class E Brighthouse Investment Advisers, LLC Subadviser: SSGA Funds Management, Inc.	0.70%	10.84%	9.71%	8.14%
Seeks long-term growth of capital.	T. Rowe Price Large Cap Growth Portfolio* - Class A Brighthouse Investment Advisers, LLC Subadviser: T. Rowe Price Associates, Inc.	0.58%	36.95%	19.34%	16.96%
Seeks long-term growth of capital.	T. Rowe Price Mid Cap Growth Portfolio - Class A Brighthouse Investment Advisers, LLC Subadviser: T. Rowe Price Associates, Inc.	0.78%	24.30%	16.36%	14.77%
Seeks long-term capital growth.	T. Rowe Price Small Cap Growth Portfolio - Class A Brighthouse Investment Advisers, LLC Subadviser: T. Rowe Price Associates, Inc.	0.50%	24.34%	16.27%	14.83%
A-6

INVESTMENT OBJECTIVE	PORTFOLIO AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/2020)
			1 YEAR	5 YEAR	10 YEAR
Seeks high total return by investing in equity securities of mid-sized companies.	Victory Sycamore Mid Cap Value Portfolio* - Class A Brighthouse Investment Advisers, LLC Subadviser: Victory Capital Management Inc.	0.60%	7.87%	9.81%	8.80%
Seeks to maximize total return consistent with preservation of capital.	Western Asset Management Strategic Bond Opportunities Portfolio* - Class A Brighthouse Investment Advisers, LLC Subadviser: Western Asset Management Company	0.55%	6.92%	6.71%	5.55%
Seeks to maximize total return consistent with preservation of capital and maintenance of liquidity.	Western Asset Management U.S. Government Portfolio* - Class A Brighthouse Investment Advisers, LLC Subadviser: Western Asset Management Company	0.48%	5.24%	3.07%	2.68%
*	The Portfolio is subject to an expense reimbursement or fee waiver arrangement. The annual expenses shown reflect temporary fee reductions.
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APPENDIX B — Premium Tax Table
If You are a resident of one of the following jurisdictions, the percentage amount listed by that jurisdiction is the premium tax rate applicable to your Deferred Annuity or Income Annuity.
	Qualified Deferred and Income Annuities	Non-Qualified Deferred Annuities and Income Annuities
California (1)	0.5%	2.35%
Florida (2)	1.0%	1.0%
Maine (3)	0.0%	2.0%
Nevada (4)	0.0%	3.5%
Puerto Rico(5)	1.0%	1.0%
South Dakota(6)	0.0%	1.25%
Wyoming (4)	0.0%	1.0%
1	California applies the qualified tax rate to plans that qualify under the following Code Sections: 401(a), 403(b), 404, 408(b), and 501(a).
2	Annuity purchase payments are exempt from taxation provided the tax savings are passed back to the Contract Owners. Otherwise, they are taxable at 1%.
3	Maine applies the qualified tax rate to plans that qualify under the following Code Sections: 401, 403, 403(b), 404, 408, 457 and 501.
4	Nevada and Wyoming apply the qualified tax rate to plans that qualify under the following Code Sections: 401, 403, 404, 408, 457 and 501.
5	We will not deduct premium taxes paid by us to Puerto Rico from purchase payments, Account Value, withdrawals, death benefits or income payments.
6	Special rate applies for large case annuity policies. Rate is 0.08% for that portion of the annuity considerations received on a Contract exceeding $500,000 annually. Special rate on large case policies is not subject to retaliation. South Dakota applies the qualified tax rate to plans that qualify under the following Code Sections: 401, 403(b), 404, 408, 457, and 501(a).
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APPENDIX C — What You Need To Know If You Are A Texas Optional Retirement Program Participant
If You are a participant in the Texas Optional Retirement Program, Texas law permits us to make withdrawals on your behalf only if You die, retire or terminate employment in all Texas institutions of higher education, as defined under Texas law. Any withdrawal You ask for requires a written statement from the appropriate Texas institution of higher education verifying your vesting status and (if applicable) termination of employment. Also, we require a written statement from You that You are not transferring employment to another Texas institution of higher education. If You retire or terminate employment in all Texas institutions of higher education or die before being vested, amounts provided by the state’s matching contribution will be refunded to the appropriate Texas institution. We may change these restrictions or add others without your consent to the extent necessary to maintain compliance with the law.
C-1

The SAI includes additional information about the Deferred Annuities and Separate Account. To view and download the SAI, please visit dfinview.com/metlife/tahd/MET000209. To request a free copy of the SAI you can send an e-mail to RCG@metlife.com, write or call:
Metropolitan Life Insurance Company
Attn: Fulfillment Unit – EPPA
PO Box 10342
Des Moines, IA 50306-0342
(800) 638-7732
This prospectus incorporates by reference all of the information contained in the Statement of Additional Information, which is legally part of this prospectus.
Reports and other information about the Separate Account are available on the Commission’s website at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.
EDGAR ID: C000003501

April 30, 2020
Financial Freedom Account Variable Annuity Contracts
Issued by Metropolitan Life Insurance Company (“MetLife”)
This Prospectus describes group Financial Freedom Account Contracts for deferred variable annuities (“Financial Freedom Deferred Annuities”) and Financial Freedom immediate variable income annuities (“Financial Freedom Income Annuities”) (also referred to herein as “the Deferred Annuities” or “the Contracts”).

You decide how to allocate your money among the various available investment choices for the Financial Freedom Deferred Annuity and Financial Freedom Income Annuity. The investment choices available to You are listed in the Contract for your Financial Freedom Deferred Annuity or Financial Freedom Income Annuity. Your choices may include the Fixed Interest Account/Fixed Income Option and Divisions (Divisions may be referred to as “Investment Divisions” in the Contract and marketing materials) available through Metropolitan Life Separate Account E which, in turn, invest in the Portfolios described in Appendix A. For convenience, the portfolios and the funds are referred to as Portfolios in this Prospectus.
How to learn more:
Before investing, read this Prospectus. The Prospectus contains information about the Financial Freedom Deferred Annuities, Financial Freedom Income Annuities and Metropolitan Life Separate Account E which You should know before investing. Keep this Prospectus for future reference.
Additional information about certain investment products, including variable annuities has been prepared by the Securities and Exchange Commission’s staff and is available at Investor.gov.
Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation otherwise is a criminal offense. Interests in the Separate Account and the Fixed Account are not deposits or obligations of, or insured or guaranteed by, the U.S. Government, any bank or other depository institution including the Federal Deposit Insurance Corporation (“FDIC”), the Federal Reserve Board or any other agency or entity or person.
The date of this prospectus is April 30, 2021
IMPORTANT INFORMATION
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a Portfolio’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from us. Instead, the shareholder reports will be made available on dfinview.com/metlife/tahd/MET000210, and you will be notified by mail each time a shareholder report is posted and provided with a website link to access the shareholder report.
If you already elected to receive your shareholder report electronically, you will not be affected by this change, and you need not take any action. You may elect to receive shareholder reports and other communications, including Portfolio prospectuses and other information we send you by contacting your Administrative Office by calling 1-800-638-7732.
If you wish to continue to receive shareholder reports in paper on and after January 1, 2021, we will continue to send you all future reports in paper, free of charge. Please contact us at your Administrative Office by calling 1-800-638-7732 if you wish to continue receiving paper copies of the Portfolios’ shareholder reports. Your election to receive shareholder reports in paper will apply to all Portfolios available under your Policy.
The Contracts are not intended to be offered anywhere that they may not be lawfully offered and sold. MetLife has not authorized any information or representations about the Contracts other than the information in this Prospectus, supplements to the Prospectus or any supplemental sales material we authorize.

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IMPORTANT TERMS YOU SHOULD KNOW
Account Value — When You purchase a Deferred Annuity, an account is set up for You. Your Account Value is the total amount of money credited to You under your Deferred Annuity including money in the Divisions of the Separate Account and the Fixed Interest Account, less any account reduction loans.
Accumulation Unit Value — With a Deferred Annuity, money paid-in or transferred into a Division of the Separate Account is credited to You in the form of Accumulation Units. Accumulation Units are established for each Division. We determine the value of these Accumulation Units as of the close of the Exchange each day the Exchange is open for regular trading. The Exchange usually closes at 4 p.m. Eastern Time but may close earlier or later. The values increase or decrease based on the investment performance of the corresponding underlying Portfolios.
Administrative Office — The Administrative Office is the MetLife office that will generally handle the administration of all your requests concerning your Deferred Annuity or Income Annuity. Your quarterly statement, payment statement and/or check stub will indicate the address of your Administrative Office. The telephone number to call to initiate a request is 1-800-638-7732.
Annuitant – The natural person whose life is the measure for determining the duration and the dollar amount of income payments, sometimes referred to as the measuring life.
Annuity Unit Value — With an Income Annuity or variable pay-out option, the money paid-in or reallocated into a Division of the Separate Account is held in the form of Annuity Units. Annuity Units are established for each Division. We determine the value of these Annuity Units as of the close of the Exchange each day the Exchange is open for regular trading. The Exchange usually closes at 4 p.m. Eastern Time but may close earlier or later. The values increase or decrease based on the investment performance of the corresponding underlying Portfolios.
Assumed Investment Return (AIR) — Under an Income Annuity or variable pay-out option, the AIR is the assumed percentage rate of return used to determine the amount of the first variable income payment. The AIR is also the benchmark that is used to calculate the investment performance of a given Division to determine all subsequent payments to You.
Beneficiary – the person who receives a benefit, including continuing payments or a lump sum payment, if the Annuitant dies.
Contract  — A Contract is the legal agreement between MetLife and the employer, plan trustee or other entity, or the certificate issued to You under a group annuity Contract. This document contains relevant provisions of your Deferred Annuity or Income Annuity. MetLife issues Contracts for each of the annuities described in this Prospectus.
Contract Year — Generally, the Contract Year for a Deferred Annuity is the period ending on the last day of the month in which the anniversary of when we issued the annuity occurs and each following 12-month period. However, depending on underwriting and plan requirements, the first Contract Year may range from the initial three to fifteen months after the Deferred Annuity is issued.
Deferred Annuity — This term is used throughout this Prospectus when we are referring to the Financial Freedom Deferred Annuities.
Divisions  — Divisions are subdivisions of the Separate Account. When You allocate a purchase payment, transfer money or make reallocations of your income payment to a Division, the Division purchases shares of a Portfolio
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(with the same name) within Brighthouse Trust I, Brighthouse Trust II, the Calvert Fund, Fidelity® VIP Funds or American Funds®.
Early Withdrawal Charge — The Early Withdrawal Charge is a charge that may apply if You withdraw purchase payments from the Fixed Interest Account within seven years of when the purchase payment was allocated to the Fixed Interest Account.
Exchange — In this Prospectus, the New York Stock Exchange is referred to as the “Exchange.”
Free Look — You may cancel your Contract within a certain time period. This is known as a “free look.” We must receive your request to cancel in writing by the appropriate day in your state, which varies from state to state. The time period may also vary depending on your age and whether You purchased your Contract from us directly, through the mail or with money from another annuity or life insurance policy. Depending on state law, we may refund (i) all of your purchase payments (and any interest credited by the Fixed Account, if applicable) or (ii) your Account Value as of the date your refund request is received at your Administrative Office in Good Order (this means you bear the risk of any decline in the value of your Contract due to the performance of the Divisions during the Free Look period).
Good Order — A request or transaction generally is considered in “Good Order” if it complies with our administrative procedures, and the required information is complete and accurate. A request or transaction may be rejected or delayed if not in Good Order. Good Order generally means the actual receipt by us of the instructions relating to the requested transaction in writing (or, when permitted, by telephone or internet) along with all forms, information and supporting legal documentation necessary to effect the transaction. This information and documentation generally includes to the extent applicable to the transaction: your completed application; your Contract number; the transaction amount (in dollars or percentage terms); the names and allocations to and/or from the Divisions affected by the requested transaction; the signatures of all Contract Owners (exactly as indicated on the Contract), if necessary; Social Security Number or Tax I.D.; and any other information or supporting documentation that we may require, including any spousal or Joint Owner’s consents. With respect to purchase payments, Good Order also generally includes receipt by us of sufficient funds to effect the purchase. We may, in our sole discretion, determine whether any particular transaction request is in Good Order, and we reserve the right to change or waive any Good Order requirement at any time. If You have any questions, You should contact us or your sales representative (where applicable) before submitting the form or request.
Income Annuity — This term is used throughout this Prospectus when we are referring to the Financial Freedom Income Annuities.
MetLife  — MetLife is Metropolitan Life Insurance Company, which is the company that issues the Deferred Annuities and Income Annuities. Throughout this Prospectus, MetLife is also referred to as “we,” “us” or “our.”
Separate Account — Metropolitan Life Separate Account E (“Separate Account”) is an investment account. All assets contributed to Divisions under the Deferred Annuities and Income Annuities are pooled in the Separate Account and maintained for the benefit of investors in Deferred Annuities and Income Annuities.
Variable Annuity — An annuity in which returns/income payments are based upon the performance of investments such as stocks and bonds held by one or more underlying Portfolios. You assume the investment risk for any amounts allocated to the Divisions in a Variable Annuity.
You  — In this Prospectus, depending on the context, “You” may mean either the purchaser of the Deferred Annuity or Income Annuity, the annuitant under an Income Annuity or the participant or annuitant under certain group arrangements. In cases where we are referring to giving instructions or making payments to us for PEDC, Section
5

451 deferred fee arrangements, Section 451 deferred compensation plans, Section 457(f) deferred compensation plans, Section 457(e)(11) severance and death benefit plans and Section 415(m) qualified governmental excess benefit arrangements, “You” means the trustee or employer. In connection with a 403(b) plan termination, as of the date of the Contract or cash distribution under such distribution, "You" means the participant who has received such Contract or cash distribution.
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KEY INFORMATION
Important Information You Should Consider About the Contract
	FEES AND EXPENSES			LOCATION IN PROSPECTUS
Charges Early Withdrawal	An Early Withdrawal Charge of up to 7% may apply if You withdraw purchase payments from the Fixed Interest Account within seven years of when the Purchase Payments were allocated to the Fixed Interest Account in your Deferred Annuity.

	For example, if you make an early withdrawal, you could pay a surrender charge of up to $7,000 on a $100,000 investment.			Appendix D
Transaction Charges	In addition to surrender charges, you also may be charged for other transactions such as charges for transferring cash value between Divisions and a premium tax charge.

	Loans will be charged an initial set-up fee and a loan maintenance fee. The Account Reduction Loan Initiation Fee is $75.00. The Account Reduction Loan Maintenance Fee is $50.00.			Fees
Ongoing Fees and Expenses (annual charges)	Minimum and Maximum Annual Fee Table. The table below describes the fees and expenses that you may pay each year, depending on the options you choose. Please refer to your Contract specifications page for information about the specific fees you will pay each year based on the options you have elected.			Fees
	Annual Fee	Minimum	Maximum
	Base Contract	0.95%(1)	0.95% (1)
	Investment options (Portfolio fees and expenses)	0.24%(2)	1.04% (2)
(1) As a percentage of your Account Balance in the Separate Account.
(2) As a percentage of average daily net assets of the Portfolio.
Because your Contract is customizable, the choices you make affect how much you will pay. To help understand the cost of owning your Contract, the following table shows the lowest and highest cost you could pay each year, based on current charges. This estimate assumes that you do not take withdrawals from the Contract, which could add contingent deferred sales charges that substantially increase costs.
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LOCATION IN PROSPECTUS
	Lowest Annual Cost Estimate:	Highest Annual Cost Estimate:
	$1,128	$1,821
• Assumes:
• Investment of $100,000
• 5% annual appreciation
• Least expensive combination of Portfolio fees and expenses
• No optional benefits
• No sales charges
	• No additional purchase payments, transfers or withdrawals	• Assumes: • Investment of $100,000 • 5% annual appreciation • Most expensive combination of Portfolio fees and expenses • No sales charges • No additional purchase payments, transfers or withdrawals
	RISKS		LOCATION IN PROSPECTUS
Risk of Loss	You can lose money by investing in the Contract, including loss of principal.		Principal Risks
Not a Short- Term Investment	This Contract is not a short-term investment and is not appropriate for an investor who needs ready access to cash.

• An Early Withdrawal Charge of up to 7% may apply if You withdraw purchase payments from the Fixed Interest Account within seven years of when the Purchase Payments were allocated to the Fixed Interest Account in your Deferred Annuity. Withdrawal charges will reduce the value of your Contract if you withdraw money during that time.
• The benefits of tax deferral and mean that the Contract is more beneficial to investors with a long time horizon.
	• Earnings on your Contract are taxed at ordinary income tax rates when You withdraw them, and You may have to pay a penalty if You take a withdrawal before age 59 1⁄2.		Principal Risks
Risks Associated with Investment Options	• An investment in the Contract is subject to the risk of poor investment performance and can vary depending on the performance of the investment options available under the Contract (e.g., Portfolios).
• Each investment option (including any Fixed Account investment option) will have its own unique risks.
	• You should review these investment options before making an investment decision.		Principal Risks
Insurance Company Risks	Contracts are subject to the risks related to Metropolitan Life, including any obligations (including under any Fixed Account investment options), guarantees, and benefits of the Contract are subject to the claims-paying ability of the Metropolitan Life. If Metropolitan Life experiences financial distress, it may not be able to meet its obligations to you. More information about the Company, including its financial strength ratings, is available by visiting https://www.metlife.com/about-us/corporate-profile/ratings/.		Principal Risks
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	RESTRICTIONS	LOCATION IN PROSPECTUS
Investments	Although we do not currently charge a fee for transfers of cash value among Divisions or between the Divisions and the Fixed Account, We reserve the right to impose a transfer fee of $25. We reserve the right to add, remove or substitute Portfolios.

	The Company also has policies and procedures that attempt to detect and deter frequent transfers in situations where we determine there is a potential for arbitrage additional limits that apply to transfers.	Exchanges/Transfers
	TAXES	LOCATION IN PROSPECTUS
Tax Implications	• You should consult with a tax professional to determine the tax implications of an investment in and purchase payments received under the Contract.
• There is no additional tax benefit if You purchase the Contract through a tax-qualified plan or individual retirement account (IRA).
	• Earnings on your Contract are taxed at ordinary income tax rates when You withdraw them, and You may have to pay a penalty if You take a withdrawal before age 59 1⁄2.	Federal Tax Considerations
	CONFLICTS OF INTEREST	LOCATION IN PROSPECTUS
Investment Professional Compensation	Your investment professional may receive compensation for selling this Contract to You, both in the form of commissions and because MetLife may share the revenue it earns on this Contract with the professional’s firm. This conflict of interest may influence your investment professional to recommend this Contract over another investment.	Certain Payments We Receive with Regard to the Portfolios
Exchanges	Some investment professionals may have a financial incentive to offer you a new contract in place of the one you own. You should only exchange your Contract if You determine, after comparing the features, fees, and risks of both contracts, that it is better for you to purchase the new contract rather than continue to own your existing Contract.	Exchanges/ Transfers
OVERVIEW OF THE CONTRACT
Purpose
The Financial Freedom Account Variable Annuity Contract is designed to provide long-term accumulation of assets through investments in a variety of investment options during the accumulation phase. It can supplement your retirement income by providing a stream of income payments during the payout phase. It also offers death benefits to protect your designated beneficiaries and favorable tax treatment of insurance proceeds. This Contract may be appropriate if you have a long investment time horizon. It is not intended for people who may need to make early or frequent withdrawals or intend to engage in frequent trading in the Portfolios.
Phases of the Contract
Your Contract has two phases: 1) an accumulation or “pay-in” phase; and 2) an income or “pay-out” phase.
1)	Accumulation (Pay-in) Phase
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To help You accumulate assets, You can invest your premium payments in:
•	Portfolios (mutual funds), each of which has its own investment strategies, investment advisers, expense ratios, and returns; and
•	a Fixed Account option, which offers a guaranteed interest rate during a selected period.
Additional information about each Portfolio including its investment objective, advisers and any subadvisers as well as current expenses and certain performance information is included in Appendix A.
2)	Income (Pay-out) Phase
You can elect to annuitize your Contract and turn your Contract value into a stream of income payments (sometimes called annuity payments) from MetLife, at which time the accumulation phase of the Contract ends. These payments may continue for a fixed period of years, for your entire life, or for the longer of a fixed period or your life. The payments may also be fixed or variable. Variable payments will vary based on the performance of the investment options you select.
Please note that if you annuitize, your investments will be converted to income payments and you may no longer be able to choose to withdraw money at will from your Contract. All benefits (including standard death benefits and living benefits) terminate upon annuitization.
Contract Features
Contract classes. The Contract has a single contract class with a 7-year Early Withdrawal Charge period.
Accessing your money. Until you annuitize, you have full access to your money. You can choose to withdraw your Contract value at any time (although if you withdraw early, you may have to pay a Withdrawal Charge and/or income taxes, including a tax penalty if you are younger than age 59 1⁄2).
Tax treatment. You can transfer money between investment options without tax implications, and earnings (if any) on your investments are generally tax-deferred. You are taxed only when: (1) you make a withdrawal; (2) you receive an income payment from the Contract; or (3) upon payment of a death benefit.
Death benefits. Your Contract includes a basic death benefit that will pay your designated beneficiaries a benefit at the time of your death.
Automated investment strategies. At no additional charge, there is one automated investment strategy available to You to help you manage your money based on your risk tolerance and savings goals.
Account Reduction Loans. We may administer loan programs made available through plans or group arrangements on an account reduction basis for certain Deferred Annuities. Account Reduction loans will incur a $75 account reduction loan initiation fee and a $50 annual maintenance fee.
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FEES
Financial Freedom Deferred Annuities and Income Annuities
The following tables describe the fees and expenses You will pay when buying, owning, and surrendering or making withdrawals from the Deferred Annuity or Income Annuity. The first table describes the fees and expenses that you will pay at the time that you buy the Contract, surrender or make withdrawals from the Contract, or transfer Contract value between investment options. State premium taxes may also be deducted.
Transaction Expenses
Sales Load Imposed on Purchases	None
Withdrawal Charge(1) (as a percentage of each purchase payment funding the withdrawal from the Divisions of the Separate Account during the pay-in phase)	7%
Exchange Fee for Deferred Annuities	None
Surrender Fee for Deferred Annuities	None
Account Reduction Loan Initiation Fee	$ 75(2)
Transfer Fee(3)	$25
[1]	An Early Withdrawal Charge of up to 7% may be imposed on withdrawals made from assets allocated to the Fixed Interest Account. The Early Withdrawal Charges imposed depends on the Plan in which You participate. Please refer to Appendix D for more information and your Certificate for the surrender charges that would apply to you. No Early Withdrawal Charge is imposed on withdrawals from the Divisions of the Separate Account.
[2]	Either or both fees may be waived for certain groups. The loan maintenance fee is paid on a quarterly basis at the end of each quarter on a pro-rata basis from the Divisions and the Fixed Interest Account in which You then have a balance.
[3]	We reserve the right to limit transfers as described later in this Prospectus. We reserve the right to impose a transfer fee. The amount of this fee will be no greater than $25 per transfer.
The next table describes the fees and expenses that you will pay each year during the time that you own the Contract (not including Portfolio Company fees and expenses). If you choose to purchase an optional benefit, you will pay additional charges, as shown below.
Annual Contract Fee(3)	None
Base Contract Charge(4) (as a percentage of your average Account Value in the Separate Account)	.95%
Annual Account Reduction Loan Maintenance Fee (per loan outstanding)(5)	$50
[3]	A $20 Annual Contract Fee is imposed on money in the Fixed Interest Account. This fee may be waived under certain circumstances.
[4]	Pursuant to the terms of the Contract, our total Separate Account charge will not exceed .95% of your average balance in the Divisions. For purposes of presentation here, we estimated the allocation between general administrative expenses and the mortality and expense risk charge for Deferred Annuities or the amount of underlying Portfolio shares we have designated in the Divisions to generate your income payments for Income Annuities.
[5]	The fee may be waived for certain groups. The loan maintenance fee is paid on a quarterly basis at the end of each quarter on a pro-rata basis from the Divisions and the Fixed Interest Account in which You then have a balance.
The next item shows the minimum and maximum total operating expenses charged by the Portfolios that you may pay periodically during the time that you own the Contract. A complete list of Portfolios available under the
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Contract, including their annual expenses, may be found in “Appendix A-Portfolio Companies Available Under the Contract” at the back of this Prospectus.
	Minimum	Maximum
Annual Portfolio Company Expenses (expenses that are deducted from Portfolio Company assets, including management fees, distribution and/or service (12b-1) fees, and other expenses)	0.24%	1.04%
Example
This example is intended to help You compare the cost of investing in the Deferred Annuities and Income Annuities with the cost of investing in other variable annuity contracts. These costs include the Transaction Expenses, the Annual Contract Expenses and the Annual Portfolio Operating Expenses.
This example shows the dollar amount of expenses that You would bear directly or indirectly on a $10,000 investment for a Deferred Annuity for the time periods indicated. Your actual costs may be higher or lower.
Assumptions:
•	You bear the Minimum or Maximum Total Annual Portfolio Operating Expenses (without reimbursement and/or waiver of expenses);
•	the underlying Portfolio earns a 5% annual return;
Based on these assumptions, your charges would be:
	1 Year	3 Years	5 Years	10 Years
If you annuitize or do not surrender your Contract at the end of the applicable time period
Maximum	$1,990	$6,152	$10,569	$22,826
Minimum	$1,190	$3,708	$ 6,422	$14,164
PRINCIPAL RISKS
Investing in the Contracts involves risks. The following are the principal risks of an investment in the Contract. You should carefully consider the below risks in addition to the other information contained in this Prospectus.
Risk of Loss. An investment in the Contract is not a bank deposit and is not guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The Contract is subject to market risk (the risk that your investments may decline in value or underperform your expectations). As a result, You can lose money by investing in the Contract, including loss of principal.
Not a Short-Term Investment. This Contract is not a short-term investment and is not appropriate for an investor who needs ready access to cash. If you withdraw early, you may have to pay a Withdrawal Charge and/or income taxes, including a tax penalty if you are younger than age 59 1⁄2. An Early Withdrawal Charge of up to 7% may apply if You withdraw purchase payments from the Fixed Interest Account within seven years of when the Purchase Payments were allocated to the Fixed Interest Account in your Deferred Annuity. Withdrawal Charges will reduce the value of your Contract if you withdraw money during that time. The benefits of tax deferral and living benefit protections also mean that the Contract is more beneficial to investors with a long time horizon.
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Risk of Underlying Portfolios. An investment in the Contract is subject to the risk of poor investment performance and can vary depending on the performance of the investment options available under the Contract (e.g., Portfolio Companies). Each investment option (including under the Fixed Account investment option) will have its own unique risks. We do not provide any investment advice and do not recommend or endorse any particular Portfolio. You bear the risk of any decline in the Account Balance of your Contract resulting from the performance of the Portfolio You have chosen. You should review these investment options before making an investment decision. Information regarding the Portfolios available under your Contract is available in Appendix A to this Prospectus.
Risks Associated with the Company. An investment in the Contract is subject to the risks related to the Company. Any obligations (including under the Fixed Account), guarantees, or benefits are subject to claims-paying ability of the Company, and our long term ability to make such payments, and are not guaranteed by any other party. MetLife is regulated as an insurance company under state law, which generally includes limits on the amount and type of investments in its general account. However, there is no guarantee that we will be able to meet our claims paying obligations; there are risks to purchasing any insurance product.
Conflicts of Interest. Your investment professional may receive compensation for selling this Contract to You, both in the form of commissions and because MetLife may share the revenue it earns on this Contract with the professional’s firm. This conflict of interest may influence your investment professional to recommend this Contract over another investment. In addition, some investment professionals may have a financial incentive to offer you a new contract in place of the one you own. You should only exchange your Contract if you determine, after comparing the features, fees, and risks of both contracts, that it is better for you to purchase the new contract rather than continue to own your existing Contract.
Suitability. An investment in the Contract may not be suitable for all investors. For example, there is no additional tax benefit if You purchase the Contract through a tax-qualified plan or individual retirement account (IRA). Therefore, there should be reasons other than tax deferral for acquiring the Contract. You should consult with a tax or investment professional to determine the tax and other implications of an investment in and purchase payments received under the Contract.
Taxation Risk. Although the provisions of the Code relevant to the Contract are generally described under “Federal Tax Considerations,” an investor should consult its own tax advisor concerning the effects of federal, state, local and foreign tax law on the Contract. No assurance can be given that, even if the tax provisions currently applicable to the Contract are favorable, the law or regulations or interpretations thereunder will not change and the Contract may be disadvantaged.
Cybersecurity. Cybersecurity breaches can be intentional or unintentional events, and can occur through unauthorized access to computer systems, networks or devices; infection from computer viruses or other malicious software code; or attacks that shut down, disable, slow or otherwise disrupt operations, business processes or website access or functionality. Cybersecurity breaches can interfere with our processing of contract transactions, including the processing of transfer orders from our website or with the Portfolios; impact our ability to calculate Accumulation Unit Values; cause the release and possible destruction of confidential Contract Owner or business information; or impede order processing or cause other operational issues. Although we continually make efforts to identify and reduce our exposure to cybersecurity risk, there is no guarantee that we will be able to successfully manage this risk at all times.
COVID-19 Risk. The pandemic spread of the novel coronavirus COVID-19 is causing illnesses and deaths. This pandemic, other pandemics, and their related major public health issues are having a major impact on the global economy and financial markets. Governmental and non-governmental organizations may not effectively combat the
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spread and severity of such a pandemic, increasing its harm to the Company. Any of these events could have a material adverse effect on the Company’s operations, business, financial results, or financial condition.
METLIFE
Metropolitan Life Insurance Company is a provider of insurance, annuities, employee benefits and asset management. We are also one of the largest institutional investors in the United States with a general account portfolio invested primarily in fixed income securities (corporate, structured products, municipals, and government and agency) and mortgage loans, as well as real estate, real estate joint ventures, other limited partnerships and equity securities, at December 31, 2020. The Company was incorporated under the laws of New York in 1868. The Company’s office is located at 200 Park Avenue, New York, New York 10166-0188. The Company is a wholly-owned subsidiary of MetLife, Inc.
METROPOLITAN LIFE SEPARATE ACCOUNT E
We established Metropolitan Life Separate Account E on September 27, 1983. The purpose of the Separate Account is to hold the variable assets that underlie the Financial Freedom Account Variable Annuity Contracts and some other variable annuity contracts we issue. We have registered the Separate Account with the Securities and Exchange Commission (“SEC”) as a unit investment trust under the Investment Company Act of 1940, as amended (“1940 Act”).
The Separate Account’s assets are solely for the benefit of those who invest in the Separate Account and no one else, including our creditors. The assets of the Separate Account are held in our name on behalf of the Separate Account and legally belong to us. All the income, gains and losses (realized or unrealized) resulting from these assets are credited to or charged against the contracts issued from this Separate Account without regard to our other business.
We are obligated to pay all money we owe under the Deferred Annuities and Income Annuities − such as death benefits and income payments − even if that amount exceeds the assets in the Separate Account. Any such amount that exceeds the assets in the Separate Account is paid from our general account. Benefit amounts paid from the general account are subject to the financial strength and claims paying ability of the Company and our long term ability to make such payments and are not guaranteed by our parent company, MetLife, Inc., or by any other party. We issue other annuity contracts and life insurance policies where we pay all money we owe under those contracts and policies from our general account. MetLife is regulated as an insurance company under state law, which includes, generally, limits on the amount and type of investments in its general account. However, there is no guarantee that we will be able to meet our claims paying obligations; there are risks to purchasing any insurance product.
The investment manager to certain of the Portfolios offered with the Contracts or with other variable annuity contracts issued through the Separate Account may be regulated as Commodity Pool Operators. While MetLife does not concede that the Separate Account is a commodity pool, the Company has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodities Exchange Act (“CEA”), and is not subject to registration or regulation as a pool operator under the CEA.
VARIABLE ANNUITIES
There are two types of variable annuities described in this Prospectus: Deferred Annuities and Income Annuities. These annuities are “variable” because the value of your account or the amount of each income payment varies
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based on the investment performance of the Divisions You choose. In short, the value of your Deferred Annuity, your income payments under a variable pay-out option of your Deferred Annuity, or your income payments under your Income Annuity, may go up or down. Since the investment performance is not guaranteed, your money or income payment amount is at risk. The degree of risk will depend on the Divisions You select. The Accumulation Unit Value or Annuity Unit Value for each Division rises or falls based on the investment performance (or “experience”) of the Portfolio with the same name. MetLife and its affiliates also offer other annuities not described in this Prospectus. The Prospectus describes the material features of the Deferred Annuities and the Income Annuities.
The Deferred Annuities have a fixed interest rate option called the “Fixed Interest Account.” The Fixed Interest Account is part of our general account and offers an interest rate that is guaranteed by us (the current minimum rate on the Fixed Interest Account is 3% but may be lower based on your state and issue date and, therefore, may be lower for certain Contracts). Your registered representative can tell you the current and minimum interest rates that apply. Because of exemptive and exclusionary provisions, interests in the Fixed Account have not been registered under the Securities Act of 1933, and neither the Fixed Account nor our general account has been registered as an investment company under the 1940 Act. Income Annuities and the variable pay-out options under the Deferred Annuities have a fixed payment option called the “Fixed Income Option.” Under the Fixed Income Option, we guarantee the amount of your fixed income payments. These fixed options are not described in this Prospectus although we occasionally refer to them. All guarantees as to purchase payments or Account Value allocated to the Fixed Account, interest credited to the Fixed Account, and fixed annuity payments are subject to our financial strength and claims-paying ability.
The group Deferred Annuities and group Income Annuities described in this Prospectus are offered to employers, associations, trusts or other groups for their employees, members or participants.
A Deferred Annuity
You accumulate money in your account during the pay-in phase by making one or more purchase payments. MetLife will hold your money and credit investment returns as long as the money remains in your account.
All tax sheltered annuities (“TSA(s)”), public employee deferred compensation (“PEDC”) arrangements, 403(a)(s) receive tax deferral under the Internal Revenue Code (“Code”). There are no additional tax benefits from funding these tax qualified arrangements with a Deferred Annuity. Therefore, there should be reasons other than tax deferral, such as the availability of a guaranteed income for life or the death benefit, for acquiring the Deferred Annuity within these arrangements.
Non-Natural Persons as Owners or Beneficiaries. If a non-natural person, such as a trust, is the Owner of a non-qualified Deferred Annuity, the distribution on death rules under the Code may require payment to begin earlier than expected and may impact the usefulness of the living (if any) and/or death benefits. Naming a non-natural person, such as a trust or estate, as a beneficiary under the Deferred Annuity will generally, eliminate the beneficiary’s ability to “stretch” or a spousal beneficiary’s ability to continue the Deferred Annuity and the living (if any) and/or death benefits.
A Deferred Annuity consists of two phases: the accumulation or “pay-in” phase and the income or “pay-out” phase. The pay-out phase begins when You either take all of your money out of the account or You elect “income” payments using the money in your account. The number and the amount of the income payments You receive will depend on such things as the type of pay-out option You choose, your investment choices, and the amount used to provide your income payments. Because Deferred Annuities offer various insurance benefits such as pay-out options, including our guarantee of income for your lifetime, they are “annuities.”
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Generally, it is not advisable to purchase a Deferred Annuity as a replacement for an existing annuity contract. You should replace an existing contract only when You determine that the Deferred Annuity is better for You. You may have to pay a withdrawal charge on your existing contract, and the Deferred Annuity may impose a new withdrawal charge period. Before You buy a Deferred Annuity ask your registered representative if purchasing a Deferred Annuity would be advantageous, given the Deferred Annuity’s features, benefits and charges. You should talk to your tax adviser to make sure that this purchase will qualify as a tax-free exchange. If You surrender your existing contract for cash and then buy the Deferred Annuity, You may have to pay Federal income taxes, including possible penalty taxes, on the surrender. Also, because we will not issue the Deferred Annuity until we have received the initial purchase payment from your existing insurance company, the issuance of the Deferred Annuity may be delayed.
We no longer make the Financial Freedom Account Deferred Annuity available, however, current Contract Owners may continue to make additional purchase payments, and new participants may enroll under any issued group Contract.
An Income Annuity
An Income Annuity, also known as an immediate annuity, only has a “pay-out” phase. You make a single purchase payment and select the type of income payment suited to your needs. Some of the income payment types guarantee an income stream for your lifetime; others guarantee an income stream for both your lifetime, as well as the lifetime of another person (such as a spouse). Some Income Annuities guarantee a time period of your choice over which MetLife will make income payments. Income Annuities also have other features. The amount of the income payments You receive will depend on such things as the income payment type You choose, your investment choices and the amount of your purchase payment.
The Financial Freedom Account Income Annuities are no longer available.
DEFERRED ANNUITIES
This Prospectus describes the following Deferred Annuities under which You can accumulate money:
Financial Freedom Account:
•	TSA (Tax Sheltered Annuity)
•	403(a)(Qualified annuity plans under Section 403(a))
•	Non-Qualified (for certain deferred arrangements and plans)
These Non-Qualified Deferred Annuities (for certain deferred arrangements and plans) include Section 457(f) deferred compensation plans, Section 451 deferred fee arrangements, Section 451 deferred compensation plans, and Section 457(e)(11) severance and death benefits plans, and for Financial Freedom Deferred Annuities only, Section 415(m) qualified governmental excess benefit arrangements. The Non-Qualified Deferred Annuities for Section 457(e)(11) severance and death benefit plans have special tax risks. We no longer offer Section 457(e)(11) severance and death benefit plans but will accept purchase payments for those already issued.
In general under these types of non-qualified deferred compensation arrangements, all assets under the plan (including the Contract) are owned by the employer (or a trust subject to the claims of the employer’s creditors). Participants may be permitted, if authorized under the plan, to make certain “deemed” investment choices and allocations. However, the entire interest under the Contract remains the property of the employer and any Account Values thereunder are maintained solely for accounting purposes under the plan.
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These Deferred Annuities are issued to a group. You are then a participant under the group’s Deferred Annuity. Certain group Deferred Annuities may be issued to a bank that does nothing but hold them as contract holder. Deferred Annuities may be either:
•	Allocated (your Account Value records are kept for You as an individual); or
•	Unallocated (Account Value records are kept for a plan or group as a whole).
The Deferred Annuity and Your Retirement Plan
If You participate through a retirement plan or other group arrangement, the Deferred Annuity may provide that all or some of your rights or choices as described in this Prospectus are subject to the plan’s terms. For example, limitations on your rights may apply to investment choices, purchase payments, withdrawals, transfers, loans, the death benefit and pay-out options. The Deferred Annuity may provide that a plan administrative fee will be paid by making a withdrawal from your Account Value. Also, the Deferred Annuity may require that You or your beneficiary obtain a signed authorization from your employer or plan administrator to exercise certain rights. We may rely on your employer’s or plan administrator’s statements to us as to the terms of the plan or your entitlement to any amounts. We are not a party to your employer’s retirement plan. We will not be responsible for determining what your plan says. You should consult your Deferred Annuity Contract and plan document to see how You may be affected. If You are a Texas Optional Retirement Program participant, please see Appendix F for specific information which applies to You.
Plan Terminations
Upon termination of a retirement plan, your employer is generally required to distribute your plan benefits under the Contract to You.
This distribution is in cash or direct rollover to another employer sponsored plan or IRA. The distribution is a withdrawal under the Contract and any amounts withdrawn are subject to any applicable Early Withdrawal Charges. Outstanding loans, if available will be satisfied (paid) from your cash benefit prior to its distribution to You. In addition, your cash distributions are subject to withholding, ordinary income tax and applicable Federal income tax penalties (See “Federal Tax Considerations”).
Automated Investment Strategies
There is one automated investment strategy available to You for Financial Freedom Deferred Annuities. We created this investment strategy to help You manage your money. You decide if it is appropriate for You based upon your risk tolerance and savings goals. This investment strategy is available to You without any additional charges. As with any investment program, no strategy can guarantee a gain — You can lose money. We may modify or terminate the strategy at any time. You may not have a strategy in in effect while You also have an outstanding loan. Your employer, association or other group contract holder may limit the availability of any investment strategy.
The Equity Generator®: An amount equal to the interest earned in the Fixed Interest Account is transferred monthly to either the MetLife Stock Index Division or the Frontier Mid Cap Growth Division, based on your selection. If your Fixed Interest Account Value at the time of a scheduled transfer is zero, this strategy is automatically discontinued. There is no additional charge for electing the Equity Generator. For example, if you elected the Equity Generator and $1,000 of interest was credited to your account each month, then the $1,000 of interest would be transferred from the fixed interest account to the specified Division every month for a 12 month period.
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Certain administrative platforms may allow an amount equal to the interest earned in the Fixed Interest Account to be transferred quarterly to the MetLife Stock Index Division.
As an added benefit of this strategy, as long as 100% of every purchase payment is allocated to the Fixed Interest Account for the life of your Deferred Annuity and You never request allocation changes or transfers, You will not pay more in Early Withdrawal Charges than your Contract earns. Early Withdrawal Charges may be taken from any of your earnings in the Fixed Interest Account.
The Equity Generator® is a dollar cost averaging strategy. Dollar cost averaging involves investing at regular intervals of time. Since this involves continuously investing regardless of fluctuating prices, You should consider whether You wish to continue the strategy through periods of fluctuating prices.
We may terminate all transactions under the automated investment strategy, depending on your administrative platform, upon notification of your death.
Investment Choices Which Are Fund of Funds
The following Portfolios available within Brighthouse Trust I, Brighthouse Trust II, and Fidelity VIP Funds are “fund of funds”:
Brighthouse Asset Allocation 20 Portfolio
Brighthouse Asset Allocation 40 Portfolio
Brighthouse Asset Allocation 60 Portfolio
Brighthouse Asset Allocation 80 Portfolio
Brighthouse Asset Allocation 100 Portfolio
American Funds® Balanced Allocation Portfolio
American Funds® Growth Allocation Portfolio
American Funds® Moderate Allocation Portfolio
SSGA Growth ETF Portfolio
SSGA Growth and Income ETF Portfolio
Fidelity 2020 Portfolio
Fidelity 2025 Portfolio
Fidelity 2030 Portfolio
Fidelity 2035 Portfolio
Fidelity 2040 Portfolio
Fidelity 2045 Portfolio
Fidelity 2050 Portfolio
“Fund of funds” Portfolios invest substantially all of their assets in other portfolios or, with respect to the SSGA Growth ETF Portfolio and the SSGA Growth and Income ETF Portfolio, other exchange-traded funds (“Underlying ETFs”). Therefore, each of these Portfolios will bear its pro rata share of the fees and expenses incurred by the underlying portfolios or Underlying ETFs in which it invests in addition to its own management fees and expenses. This will reduce the investment return of each of the fund of funds Portfolios. The expense levels will vary over time, depending on the mix of underlying portfolios or Underlying ETFs in which the fund of funds Portfolio invests. You may be able to realize lower aggregate expenses by investing directly in the underlying portfolios and Underlying ETFs instead of investing in the fund of funds Portfolios, if such underlying portfolios or Underlying ETFs are available under the Contract. However, no Underlying ETFs and only some of the underlying portfolios are available under the Contract.
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Additional Information About the Portfolios
Some of the investment choices may not be available under the terms of your Deferred Annuity or Income Annuity. The Contract or other correspondence we provide You will indicate the Divisions that are available to You. Your investment choices may be limited because:
•	Your employer, association or other group contract holder limits the available Divisions.
•	We have restricted the available Divisions.
•	Some of the Divisions are not approved in your state.
The Divisions buy and sell shares of corresponding mutual fund Portfolios. These Portfolios, which are part of Brighthouse Trust I, Brighthouse Trust II, the Calvert Fund, Fidelity® VIP Funds or the American Funds®, invest in stocks, bonds and other investments. All dividends declared by the Portfolios are earned by the Separate Account and are reinvested. Therefore, no dividends are distributed to You under the Deferred Annuities or Income Annuities. You pay no transaction expenses (i.e., front-end or back-end sales load charges) as a result of the Separate Account’s purchase or sale of these mutual fund shares. The Portfolios of Brighthouse Trust I, Brighthouse Trust II, Calvert Fund, Fidelity® VIP Funds and American Funds® Portfolios are made available only through various insurance company annuities and life insurance policies.
Brighthouse Trust I, Brighthouse Trust II, the Calvert Fund, Fidelity® VIP Funds and American Funds® are each a “series” type fund registered with the SEC as an “open-end management investment company” under the 1940 Act. A “series” fund means that each Portfolio is one of several available through the fund.
The Portfolios of Brighthouse Trust I and Brighthouse Trust II pay Brighthouse Investment Advisers, LLC a monthly fee for its services as their investment manager. The Portfolios of the American Funds® pay Capital Research and Management Company a monthly fee for its services as their investment manager. The Portfolios of the Calvert Fund pay Calvert Asset Management Company, Inc. a monthly fee for its services as their investment manager. Similarly, the Portfolios of the Fidelity® VIP Funds pay Fidelity Management & Research Company a monthly fee for its services as their investment manager. These fees, as well as other expenses paid by each Portfolio, are described in the applicable prospectuses and SAIs for Brighthouse Trust I, Brighthouse Trust II, the Calvert Fund, Fidelity® VIP Funds and American Funds®.
Certain Payments We Receive with Regard to the Portfolios
An investment manager or sub-investment manager of a Portfolio, or its affiliates, may make payments to us and/or certain of our affiliates. These payments may be used for a variety of purposes, including payment of expenses for certain administrative, marketing, and support services with respect to the Contracts and, in the Company’s role as an intermediary, with respect to the Portfolios. The Company and its affiliates may profit from these payments. These payments may be derived, in whole or in part, from the advisory fee deducted from Portfolio assets. Contract Owners, through their indirect investment in the Portfolios, bear the costs of these advisory fees (see the Portfolios’ prospectuses for more information). The amount of the payments we receive is based on a percentage of assets of the Portfolios attributable to the Contracts and certain other variable insurance products that we and our affiliates issue. These percentages differ and some investment managers or sub-investment managers (or other affiliates) may pay us more than others. These percentages currently range up to 0.50%.
Additionally, an investment manager or sub-investment manager of a Portfolio or its affiliates may provide us with wholesaling services that assist in the distribution of the Contracts and may pay us and/or certain of our affiliates
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amounts to participate in sales meetings. These amounts may be significant and may provide the investment manager or sub-investment manager (or its affiliate) with increased access to persons involved in the distribution of the Contracts.
On August 4, 2017, MetLife, Inc. completed the separation of Brighthouse Financial, Inc. and its subsidiaries (“Brighthouse”) where MetLife, Inc. retained an ownership interest of 19.2% non-voting common stock outstanding of Brighthouse Financial, Inc. In June 2018, MetLife, Inc. sold Brighthouse Financial, Inc. common stock in exchange for MetLife, Inc. senior notes and Brighthouse was no longer considered a related party. At December 31, 2020, MetLife, Inc. held no shares of Brighthouse Financial, Inc, for its own account; however, certain insurance company separate accounts managed by MetLife held shares of Brighthouse Financial, Inc. Brighthouse subsidiaries include Brighthouse Investment Advisers, LLC, which serves as the investment adviser for the Brighthouse Funds Trust I and Brighthouse Funds Trust II. We and Our affiliated companies have entered into agreements with Brighthouse Investment Advisers, LLC, Brighthouse Funds Trust I and Brighthouse Funds Trust II whereby we receive payments for certain administrative, marketing and support services described in the previous paragraphs. Currently, the Portfolios in Brighthouse Funds Trust I and Brighthouse Funds Trust II are only available in variable annuity contracts and variable life insurance policies issued by Metropolitan Life Insurance Company and its affiliates, as well as Brighthouse Life Insurance Company and its affiliates. As of December 31, 2020, approximately 88% of Portfolio assets held in Separate Accounts of Metropolitan Life Insurance Company and its affiliates were allocated to Portfolios in Brighthouse Funds Trust I and Brighthouse Funds Trust II. Should we or Brighthouse Investment Advisers, LLC decide to terminate the agreements, we would be required to find alternative Portfolios which could have higher or lower costs to the Contract Owner. In addition, the amount of payments we receive could cease or be substantially reduced which may have a material impact on our financial statements.
Certain Portfolios have adopted a Distribution Plan under Rule 12b-1 of the 1940 Act. A Portfolio’s 12b-1 Plan, if any, is described in more detail in each Portfolio’s prospectus. (See the “Table of Expenses” and “Who Sells the Deferred Annuities and Income Annuities.”) Any payments we receive pursuant to those 12b-1 Plans are paid to us or our distributor. Payments under a Portfolio’s 12b-1 Plan decrease the Portfolio’s investment return.
Portfolio Selection
We select the Portfolios offered through the Contracts based on a number of criteria, including asset class coverage, the strength of the investment manager’s or sub-investment manager’s reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor we consider during the selection process is whether the Portfolio’s investment manager or sub-investment manager is one of our affiliates or whether the Portfolio, its investment manager, its sub-investment manager(s), or an affiliate will make payments to us or our affiliates. In this regard, the profit distributions we receive from our affiliated investment manager are a component of the total revenue that we consider in configuring the features and investment choices available in the variable insurance products that we and our affiliated insurance companies issue. Since we and our affiliated insurance companies may benefit more from the allocation of assets to Portfolios advised by our affiliates than those that are not, we may be more inclined to offer Portfolios advised by our affiliates in the variable insurance products we issue. We review the Portfolios periodically and may remove a Portfolio or limit its availability to new purchase payments and/or transfers of Account Value if we determine that the Portfolio no longer meets one or more of the selection criteria, and/or if the Portfolio has not attracted significant allocations from Contract Owners. In some cases, we have included Portfolios based on recommendations made by selling firms. These selling firms may receive payments from the Portfolios they recommend and may benefit accordingly from the allocation of Account Value to such Portfolios.
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We do not provide any investment advice and do not recommend or endorse any particular Portfolio. You bear the risk of any decline in the Account Value of your Contract resulting from the performance of the Portfolios You have chosen.
Purchase Payments
There is no minimum purchase payment.
For Non-Qualified Deferred Annuities for certain deferred arrangements or plans (except those for Section 415(m) arrangements), we may require that each purchase payment be at least $2,000. In addition, we may require that your total purchase payments must be at least $15,000 for the first Contract Year and at least $5,000 each subsequent Contract Year.
Subject to your plan's rules, You may make purchase payments to your Deferred Annuity whenever You choose, up to the date You begin receiving payments from a pay-out option.
In the case of TSA Deferred Annuity money being transferred from a fixed account of another insurance company where You did not have access to your money because the company was being rehabilitated or liquidated, we may add additional money to the amount transferred to us to reflect the earlier lack of access.
Purchase Payments — Section 403(b) Plans
The Internal Revenue Service (“IRS”) announced regulations affecting Section 403(b) plans and arrangements which were generally effective January 1, 2009. As part of these regulations, employers will need to meet certain requirements in order for their employees’ annuity contracts that fund these programs to retain a tax deferred status under Section 403(b). Prior to the rules, transfers of one annuity contract to another would not result in a loss of tax deferred status under Section 403(b) under certain conditions (so-called “90-24 transfers”). The regulations have the following effect regarding transfers: (1) an issued contract funded by a transfer which is completed AFTER September 24, 2007, is subject to the employer requirements referred to above; (2) additional purchase payments made AFTER September 24, 2007, to a contract that was funded by a 90-24 transfer ON OR BEFORE September 24, 2007, MAY subject the contract to this employer requirement.
In consideration of these regulations, we have determined only to make available the Contract for purchase (including transfers) where your employer currently permits salary reduction contributions to be made to the Contract.
If your Contract was issued previously as a result of a 90-24 transfer completed on or before September 24, 2007, and You have never made salary reduction contributions into your Contract, we urge You to consult with your tax adviser prior to making additional purchase payments.
Allocation of Purchase Payments
You decide how your money is allocated among the Fixed Interest Account and the Divisions. You can change your allocations for future purchase payments. We will make allocation changes when we receive your request for a change. You may also specify an effective date for the change as long as it is within 30 days after we receive the request.
If You choose to make an allocation to the asset allocation Divisions with your initial purchase payment, 100% of your allocation to the investment choices must be to only one of the asset allocation Divisions. After the initial purchase payment has been made, You may allocate subsequent purchase payments or make transfers from any
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asset allocation Division to any investment choice or to one or more of the asset allocation Divisions. We reserve the right to make certain changes to the Divisions. (See “Your Investment Choices — Portfolio Selection.”)
Limits on Purchase Payments
Your ability to make purchase payments may be limited by:
•	Federal tax laws;
•	Our right to limit the total of your purchase payments to $1,000,000. We may change the maximum by telling You in writing at least 90 days in advance;
•	Regulatory requirements. For example, if You reside in Washington or Oregon, we may be required to limit your ability to make purchase payments after You have held the Deferred Annuity for more than three years, if the Deferred Annuity was issued to You after You turn age 60; or after You turn age 63, if the Deferred Annuity was issued before You were age 61 (except under the Enhanced PEDC Deferred Annuity);
•	Retirement, for certain Deferred Annuities. You may no longer make purchase payments if You retire;
•	Leaving your job (for TSA and 403(a) Deferred Annuities);
•	A withdrawal based on your leaving your job;
•	Receiving systematic termination payments (as described later) from both the Separate Account and the Fixed Interest Account; and
•	Participation in the Systematic Withdrawal Program (as described later) .
The Value of Your Investment
We use the term “experience factor” to describe the investment performance for Division. We calculate Accumulation Unit Values once a day on every day the New York Stock Exchange (the “Exchange”) is open for trading. We call the time between two consecutive Accumulation Unit Value calculations the “Valuation Period.” We have the right to change the basis for the Valuation Period, on 30 days’ notice, as long as it is consistent with law. All purchase payments and transfers are valued as of the end of the Valuation Period during which the transaction occurred. The experience factor changes from Valuation Period to Valuation Period to reflect the upward or downward performance of the assets in the underlying Portfolios. The experience factor is calculated as of the end of each Valuation Period using the net asset value per share of the underlying Portfolio. The net asset value includes the per share amount of any dividend or capital gain distribution paid by the Portfolio during the current Valuation Period, and subtracts any per share charges for taxes and reserve for taxes. We then divide that amount by the net asset value per share as of the end of the last Valuation Period to obtain a factor that reflects investment performance. We then subtract a charge for each day in the valuation period which is the daily equivalent of the Separate Account charge. This charge varies, depending on the class of the Deferred Annuity.
Accumulation Units are credited to You when You make purchase payments or transfers into a Division. When You withdraw or transfer money from a Division, Accumulation Units are liquidated. We determine the number of Accumulation Units by dividing the amount of your purchase payment, transfer or withdrawal by the Accumulation Unit Value on the date of the transaction.
This is how we calculate the Accumulation Unit Value for each Division:
Step 1: First, we determine the change in investment performance (including any investment-related charge) for the underlying Portfolio from the previous trading day to the current trading day;
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Step 2: Next, we subtract the daily equivalent of our insurance-related charge (general administrative expenses and mortality and expense risk charges) for each day since the last Accumulation Unit Value was calculated;
Step 3: Finally, we multiply the previous Accumulation Unit Value by this result.
Examples
Calculating the Number of Accumulation Units
Assume You make a purchase payment of $500 into one Division and that Division’s Accumulation Unit Value is currently $10.00. You would be credited with 50 Accumulation Units.
$500	=	50 Accumulation Units
$10
Calculating the Accumulation Unit Value
Assume yesterday’s Accumulation Unit Value was $10.00 and the number we calculate for today’s investment experience (minus charges) for an underlying Portfolio is 1.05 (Step 1 and Step 2 described above). Today’s Accumulation Unit Value is $10.50 ($10.00 × 1.05 = $10.50). The value of your $500 investment is then $525 (50 × $10.50 = $525) (Step 3 described above).
However, assume that today’s investment experience (minus charges) is .95 instead of 1.05. Today’s Accumulation Unit Value is $9.50 ($10.00 × .95 = $9.50). The value of your $500 investment is then $475 (50 × $9.50 = $475).
Transfers
You may make tax-free transfers between Divisions or between the Divisions and the Fixed Interest Account. Such transfers are free of any Early Withdrawal Charges from the Fixed Interest Account, except under certain Financial Freedom Deferred Annuities where You may incur Early Withdrawal Charges, if applicable, for money transferred from the Fixed Interest Account to the Divisions. Some additional restrictions may also apply to transfers from the Fixed Interest Account to the Divisions. For us to process a transfer, You must tell us:
•	The percentage or dollar amount of the transfer;
•	The Divisions (or Fixed Interest Account) from which You want the money to be transferred;
•	The Divisions (or Fixed Interest Account) to which You want the money to be transferred; and
•	Whether You intend to start, stop, modify or continue unchanged an automated investment strategy by making the transfer.
Your transfer request must be in Good Order and completed prior to the close of the Exchange on a business day if You want the transaction to take place on that day. All other transfer requests in Good Order will be processed on our next business day.
For additional transfer restrictions (see “General Information — Valuation — Suspension of Payments”).
We may require You to:
•	Use our forms; or
•	Maintain a minimum Account Value (if the transfer is in connection with an automated investment strategy or if there is an outstanding loan from the Fixed Interest Account).
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Restrictions on Transfers
Restrictions on Frequent Transfers/Reallocations. Frequent requests from Contract Owners or participants/Annuitants to make transfers/reallocations may dilute the value of a Portfolio’s shares if the frequent transfers/reallocations involve an attempt to take advantage of pricing inefficiencies created by a lag between a change in the value of the securities held by the Portfolio and the reflection of that change in the Portfolio’s share price (“arbitrage trading”). Frequent transfers/reallocations involving arbitrage trading may adversely affect the long-term performance of the Portfolios, which may in turn adversely affect Contract Owners and other persons who may have an interest in the Contracts (e.g., participants/Annuitants).
We have policies and procedures that attempt to detect and deter frequent transfers/reallocations in situations where we determine there is a potential for arbitrage trading. Currently, we believe that such situations may be presented in the international, small-cap, and high-yield Portfolios. In addition, as described below, we intend to treat all American Funds® as Monitored Portfolios. We monitor transfer/reallocation activity in the following Monitored Portfolios:
•	American Funds Global Small Capitalization Fund
•	American Funds Growth Fund
•	American Funds Growth-Income Fund
•	American Funds The Bond Fund of America (formerly known as American Funds Bond Fund)
•	Baillie Gifford International Stock Portfolio
•	Clarion Global Real Estate Portfolio
•	Harris Oakmark International Portfolio
•	Invesco Global Equity Portfolio
•	Invesco Small Cap Growth Portfolio
•	Loomis Sayles Global Allocation Portfolio
•	Loomis Sayles Small Cap Core Portfolio
•	Loomis Sayles Small Cap Growth Portfolio
•	MetLife MSCI EAFE® Index Portfolio
•	MetLife Russell 2000® Index Portfolio
•	MFS® Research International Portfolio
•	Neuberger Berman Genesis Portfolio
•	T. Rowe Price Small Cap Growth Portfolio
•	Western Asset Management Strategic Bond Opportunities Portfolio
We employ various means to monitor transfer/reallocation activity, such as examining the frequency and size of transfers/reallocations into and out of the Monitored Portfolios within given periods of time. For example, we currently monitor transfer/reallocation activity to determine if, for each category of international, small-cap, and high-yield Portfolios, in a 12-month period there were (1) six or more transfers/reallocations involving the given category; (2) cumulative gross transfers/reallocations involving the given category that exceed the current Account Value; and (3) two or more “round-trips” involving any Monitored Portfolio in the given category. A round-trip generally is defined as a transfer/reallocation in followed by a transfer/reallocation out within the next seven
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calendar days or a transfer/reallocation out followed by a transfer/reallocation in within the next seven calendar days, in either case subject to certain other criteria. We do not believe that other Portfolios present a significant opportunity to engage in arbitrage trading and therefore do not monitor transfer/reallocation activity in those Portfolios. We may change the Monitored Portfolios at any time without notice in our sole discretion.
As a condition to making their Portfolios available in our products, American Funds® requires us to treat all American Funds Portfolios as Monitored Portfolios under our current frequent transfer/reallocation policies and procedures. Further, American Funds® requires us to impose additional specified monitoring criteria for all American Funds Portfolios available under the Contract, regardless of the potential for arbitrage trading. We are required to monitor transfer/reallocation activity in American Funds Portfolios to determine if there were two or more transfers/reallocations in followed by transfers/reallocations out, in each case of a certain dollar amount or greater, in any 30-day period. A first violation of the American Funds® monitoring policy will result in a written notice of violation; each additional violation will result in the imposition of a six-month restriction during which period we will require all transfer/reallocation requests to or from an American Funds Portfolio to be submitted with an original signature. Further, as Monitored Portfolios, all American Funds Portfolios also will be subject to our current frequent transfer/reallocation policies, procedures and restrictions (described below), and transfer/reallocation restrictions may be imposed upon a violation of either monitoring policy. A process has been implemented to enforce the American Funds® restrictions. There is no guarantee that this process will detect all contract holders whose transfer/reallocation activity in the American Funds® Portfolios violates this monitoring policy.
Our policies and procedures may result in transfer/reallocation restrictions being applied to deter frequent transfers/reallocations. Currently, when we detect transfer/reallocation activity in the Monitored Portfolios that exceeds our current transfer/reallocation limits, we require future requests to or from any Monitored Portfolios under that Contract to be submitted in writing with an original signature. A first occurrence will result in a warning letter; a second occurrence will result in the imposition of this restriction for a six-month period; a third occurrence will result in the permanent imposition of this restriction. Transfers made under an Automated Investment Strategy are not treated as transfers when we monitor the frequency of transfers.
Your third-party administrator has its own standards with regard to monitoring activity in the Monitored Portfolios and how subsequent transfer/reallocation activity will be restricted once those standards are triggered. These standards and subsequent trading restrictions may be more or less restrictive than ours, and presently include restrictions on non-Monitored Portfolios. The differences in monitoring standards and restrictions are due to systems limitations and may change from time to time as those systems are upgraded.
The detection and deterrence of harmful transfer/reallocation activity involves judgments that are inherently subjective, such as the decision to monitor only those Portfolios that we believe are susceptible to arbitrage trading or the determination of the transfer/reallocation limits. Our ability to detect and/or restrict such transfer/reallocation activity may be limited by operational and technological systems, as well as our ability to predict strategies employed by Contract Owners or participants/Annuitants to avoid such detection. Our ability to restrict such transfer/reallocation activity also may be limited by provisions of the Contract. Accordingly, there is no assurance that we will prevent all transfer/reallocation activity that may adversely affect Contract Owners or participants/Annuitants and other persons with interests in the Contracts. We do not accommodate frequent transfers/reallocations in any Portfolio and there are no arrangements in place to permit any Contract Owner or participant/Annuitant to engage in frequent transfers/reallocations; we apply our policies and procedures without exception, waiver or special arrangement.
The Portfolios may have adopted their own policies and procedures with respect to frequent transfers/reallocations in their respective shares, and we reserve the right to enforce these policies and procedures. For example,
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Portfolios may assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period. The prospectuses for the Portfolios describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Although we may not have the contractual authority or the operational capacity to apply the frequent transfer/reallocation policies and procedures of the Portfolios, we have entered into a written agreement, as required by SEC regulation, with each Portfolio or its principal underwriter that obligates us to provide to the Portfolio promptly upon request certain information about the trading activity of individual Contract Owners, and to execute instructions from the Portfolio to restrict or prohibit further purchases or transfers/reallocations by specific Contract Owners who violate the frequent transfer/reallocation policies established by the Portfolio.
In addition, Contract Owners or participants/Annuitants and other persons with interests in the Contracts should be aware that the purchase and redemption orders received by the Portfolios generally are “omnibus” orders from intermediaries, such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the Portfolios in their ability to apply their frequent transfer/reallocation policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the Portfolios (and thus Contract Owners or participants/Annuitants) will not be harmed by transfer/reallocation activity relating to the other insurance companies and/or retirement plans that may invest in the Portfolios. If a Portfolio believes that an omnibus order reflects one or more transfer/reallocation requests from Contract Owners engaged in frequent transfer/reallocation trading activity, the Portfolio may reject the entire omnibus order.
In accordance with applicable law, we reserve the right to modify or terminate the transfer/reallocation privilege at any time. We also reserve the right to defer or restrict the transfer/reallocation privilege at any time that we are unable to purchase or redeem shares of any of the Portfolios, including any refusal or restriction on purchases or redemptions of their shares as a result of their own policies and procedures on frequent transfers/reallocations (even if an entire omnibus order is rejected due to the frequent transfers/reallocations of a single Contract Owner or participant/Annuitant). You should read the Portfolio prospectuses for more details.
Restrictions on Large Transfers/Reallocations. Large transfers/reallocations may increase brokerage and administrative costs of the underlying Portfolios and may disrupt portfolio management strategy, requiring a Portfolio to maintain a large cash position and possibly resulting in lost investment opportunities and forced liquidations. We do not monitor for large transfers/reallocations to or from Portfolios except where the Portfolio manager of a particular underlying Portfolio has brought large transfer/reallocation activity to our attention for investigation on a case-by-case basis. For example, some portfolio managers have asked us to monitor for “block transfers” where transfer/reallocation requests have been submitted on behalf of multiple Contract Owners by a third party such as an investment adviser. When we detect such large trades, we may impose restrictions similar to those described above where future transfer/reallocation requests from that third party must be submitted in writing with an original signature. A first occurrence will result in a warning letter; a second occurrence will result in the imposition of this restriction for a six-month period; a third occurrence will result in the permanent imposition of the restriction.
ACCESS TO YOUR MONEY
You may withdraw either all or part of your Account Value from the Deferred Annuity. Other than those made through the Systematic Withdrawal Program, withdrawals must be at least $500 (or the Account Value, if less). To process your request, we need the following information:
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•	The percentage or dollar amount of the withdrawal; and
•	The Divisions (or Fixed Interest Account) from which You want the money to be withdrawn.
Your withdrawal may be subject to income taxes, tax penalties and Early Withdrawal Charges on amounts withdrawn from the Fixed Interest Account.
Generally, if You request, we will make payments directly to other investments on a tax-free basis. You may only do so if all applicable tax and state regulatory requirements are met and we receive all information necessary for us to make the payment. We may require You to use our original forms.
We may withhold payment of a withdrawal if any portion of those proceeds would be derived from your check that has not yet cleared (i.e., that could still be dishonored by your banking institution). We may use telephone, fax, Internet or other means of communication to verify that payment from your check has been or will be collected. We will not delay payment longer than necessary for us to verify that payment has been or will be collected. You may avoid the possibility of delay in the disbursement of proceeds coming from a check that has not yet cleared by providing us with a certified check.
You may submit a written withdrawal request, which must be received at your Administrative Office on or before the date the pay-out phase begins, that indicates that the withdrawal should be processed as of the date the pay-out phase begins, in which case the request will be deemed to have been received on, and the withdrawal amount will be priced according to, the Accumulation Unit Value calculated as of the date the pay-out phase begins.
Account Reduction Loans
We may administer loan programs made available through plans or group arrangements on an account reduction basis for certain Deferred Annuities. If the loan is in default and has been reported to the IRS as income but not yet offset, loan repayments will be posted as after-tax contributions. Loan amounts will be taken from amounts that are vested according to your plan or group arrangement on a pro-rata basis from the source(s) of money the plan or group arrangement permits to be borrowed (e.g., money contributed to the plan or group arrangement through salary reduction, elective deferrals, direct transfers, direct rollovers and employer contributions), then on a pro-rata basis from each Division and the Fixed Interest Account in which You then have a balance consisting of these sources of money. Loan repayment amounts will be posted back to the original money sources used to make the loan, if the loan is in good standing at the time of repayment. Loan repayments will be allocated to the Divisions and the Fixed Interest Account in the same percentages as your current investment election for contributions. Loan repayment periods, repayment methods, interest rate, default procedures, tax reporting and permitted minimum and maximum loan amounts will be disclosed in the loan agreement documents. There may be initiation and maintenance fees associated with these loans.
Systematic Withdrawal Program for Financial Freedom TSA and 403(a) Deferred Annuities
If we agree and if approved in your state for Financial Freedom TSA and 403(a) Deferred Annuities, You may choose to automatically withdraw a specific dollar amount or a percentage of your Account Value each Contract Year. This amount is then paid in equal portions throughout the Contract Year, according to the time frame You select, e.g., monthly, quarterly, semi-annually or annually. Once the Systematic Withdrawal Program is initiated, the payments will automatically renew each Contract Year. Income taxes, tax penalties and Early Withdrawal Charges may apply to your withdrawals. Program payment amounts are subject to our required minimums and administrative restrictions. For the Financial Freedom TSA and 403(a) Deferred Annuities, if You elect to receive payments through this program, You must have no loan outstanding from the Fixed Interest Account and You must either be 59 1⁄2 years old or have left your job. Tax law generally prohibits withdrawals from Financial Freedom TSA and
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403(a) Deferred Annuities before You reach 59 1⁄2. Your Account Value will be reduced by the amount of your Systematic Withdrawal Program payments and applicable withdrawal charges. Payments under this program are not the same as income payments You would receive from a Deferred Annuity pay-out option or under an Income Annuity.
If You elect to withdraw a dollar amount, we will pay You the same dollar amount each Contract Year. If You elect to withdraw a percentage of your Account Value, each Contract Year, we recalculate the amount You will receive based on your new Account Value.
If You do not provide us with your desired allocation, or there are insufficient amounts in the Divisions or the Fixed Interest Account that You selected, the payments will be taken out pro rata from the Fixed Interest Account and any Divisions in which You have an Account Value.
Calculating Your Payment Based on a Percentage Election for the First Contract Year You Elect the Systematic Withdrawal Program: If You choose to receive a percentage of your Account Value, we will determine the amount payable on the date these payments begin. When You first elect the program, we will pay this amount over the remainder of the Contract Year. For example, if You select to receive payments on a monthly basis with the percentage of your Account Value You request equaling $12,000, and there are six months left in the Contract Year, we will pay You $2,000 a month.
Calculating Your Payment for Subsequent Contract Years of the Systematic Withdrawal Program: For each subsequent year that your Systematic Withdrawal Program remains in effect, we will deduct from your Deferred Annuity and pay You over the Contract Year either the amount that You chose or an amount equal to the percentage of your Account Value You chose. For example, if You select to receive payments on a monthly basis, ask for a percentage and that percentage of your Account Value equals $12,000 at the start of a Contract Year, we will pay You $1,000 a month.
Selecting a Payment Date: You select a payment date which becomes the date we make the withdrawal. We must receive your request in Good Order at least 10 days prior to the selected payment date. (If You would like to receive your Systematic Withdrawal Program payment on or about the first of the month, You should request payment by the 20th day of the month.) If we do not receive your request in time, we will make the payment the following month on the date You selected. If You do not select a payment date, we will automatically begin systematic withdrawals within 30 days after we receive your request. Changes in the dollar amount, percentage or timing of the payments can be made at any time. If You make any of these changes, we will treat your request as though You were starting a new Systematic Withdrawal Program. You may request to stop your Systematic Withdrawal Program at any time. We must receive any request in Good Order at your Administrative Office at least 30 days in advance.
Although we need your written authorization to begin this program, You may cancel this program at any time by telephone or by writing to us at your Administrative Office. We may also terminate your participation in the program, depending on your administrative platform, upon notification of your death.
Although Early Withdrawal Charges do not apply to Systematic Withdrawal Program payments may be subject to from your Separate Account Value, Early Withdrawal Charges may apply to Systematic Withdrawal Program payments from your Fixed Interest Account Value unless an exception to this charge applies. For purposes of determining how much of the annual payment amount is exempt from this charge under the free withdrawal provision (discussed later), all payments from a Systematic Withdrawal Program in a Contract Year are characterized as a single lump sum withdrawal as of your first payment date in that Contract Year. When You first elect the program, we will calculate the percentage of your Account Value your Systematic Withdrawal Program payment represents based on your Account Value on the first Systematic Withdrawal Program payment date. For all
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subsequent Contract Years, we will calculate the percentage of your Account Value your Systematic Withdrawal Program payment represents based on your Account Value on the first Systematic Withdrawal Program payment date of that Contract Year. We will determine separately the Early Withdrawal Charge and any relevant factors (such as applicable exceptions) for each Systematic Withdrawal Program payment as of the date it is withdrawn from your Deferred Annuity.
Participation in the Systematic Withdrawal Program is subject to our administrative procedures.
Minimum Distribution
In order for You to comply with certain tax law provisions, You may be required to take money out of your Deferred Annuity. Rather than receiving your required minimum distribution in one annual lump-sum payment, You may request that we pay it to You in installments throughout the calendar year. However, we may require that You maintain a certain Account Value at the time You request these payments. You may not have a Systematic Withdrawal Program in effect if we pay your minimum required distribution in installments. We may terminate your participation in the program, depending on your administrative platform, upon notification of your death.
BENEFITS AVAILABLE UNDER THE DEFERRED CONTRACT
The following table summarizes information about the benefits available under the Contract:
Name of Benefit	Purpose	Is Benefit Standard or Optional?	Maximum Fee	Brief Description of Restrictions/Limitations
Basic Death Benefit	The Contract’s Death Proceeds at any time are the greater of: (1) the sum of all purchase payments adjusted for any premium tax, outstanding loan amount, and prior surrenders; or (2) the current Contract Value of the Participant’s Individual Account.	Standard	None	• Withdrawals or loans could significantly reduce the benefit.
The Equity Generator®	An amount equal to the interest earned in the Fixed Interest Account is transferred monthly to any one Division based on your selection.	Standard	None	• Benefit limits available investment options. • If your Fixed Interest Account Balance at the time of a scheduled transfer is zero, this strategy is automatically discontinued.
Systematic Withdrawal Program.	Before the Maturity Date, You can arrange	Standard	None	• Any applicable income and penalty
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Name of Benefit	Purpose	Is Benefit Standard or Optional?	Maximum Fee	Brief Description of Restrictions/Limitations
to have money sent to You at set intervals throughout the year.	taxes will apply on amounts withdrawn. Withdrawals in excess of the annual free withdrawal allowance may be subject to a withdrawal charge.
• To elect systematic withdrawals You must have a Contract Value of at least $5,000
Death Benefits
One of the insurance guarantees we provide You under your Deferred Annuity is that your beneficiaries will be protected during the “pay-in” phase against market downturns. You name your beneficiary(ies) under the following Deferred Annuities:
•	Financial Freedom TSA
•	Financial Freedom 403(a)
For the following Deferred Annuities the trustee receives the death benefit:
•	Non-Qualified Deferred Annuity for
•	Section 457(f) deferred compensation plan
•	Section 451 deferred fee arrangements
•	Section 451 deferred compensation plans
•	Section 457(e)(11) severance and death benefit plans
•	Section 415(m) qualified governmental excess benefit arrangements
•	For PEDC Deferred Annuities, the employer or trustee receives the death benefit.
The death benefit your beneficiary receives will be the greatest of:
•	Your Account Value;
•	Your highest Account Value as of December 31 following the end of your fifth Contract Year and at the end of every other five year period. In any case, less any later partial withdrawals, fees and charges; or
•	The total of all of your purchase payments less any partial withdrawals (including any applicable Early Withdrawal Charge).
In each case, we deduct the amount of any outstanding loans from the death benefit.
The death benefit is determined as of the end of the business day on which we receive both due proof of death and an election for the payment method.
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If we are notified of your death before any requested transaction is completed (which may include, depending on your administrative platform, transactions under automated investment strategies, the minimum distribution program and the Systematic Withdrawal Program), we may cancel the request. As described above, the death benefit will be determined when we receive proof of death and an election for the payment method.
Until the beneficiary (or each beneficiary if there are multiple beneficiaries) submits the necessary documentation in Good Order, the Account Value attributable to his/her portion of the death benefit remains in the Divisions and is subject to investment risk.
Where there are multiple beneficiaries, the death benefit will only be determined as of the time the first beneficiary submits the necessary documentation in Good Order. If the death benefit payable is an amount that exceeds the Account Value on the day it is determined, we will apply to the Contract an amount equal to the difference between the death benefit payable and the Account Value in accordance with the current allocation of the Account Value. The remaining death benefit amounts are held in the Divisions until each of the other beneficiaries submits the necessary documentation in Good Order to claim his/her death benefit. Any death benefit amounts held in the Divisions on behalf of the remaining beneficiaries are subject to investment risk. There is no additional death benefit guarantee.
Your beneficiary has the option to apply the death benefit (less any applicable premium and other taxes) to a pay-out option offered under your Deferred Annuity. Your beneficiary may, however, decide to take the payment in one sum, including either by check, by placing the amount in an account that earns interest, or by any other method of payment that provides the beneficiary with immediate and full access to the proceeds, or under other settlement options that we may make available.
If permitted in the Contract, if the beneficiary is your spouse, he/she may be substituted as the purchaser of the Non-Qualified Deferred Annuities and continue the Contract under the terms and conditions of the Contract that applied prior to the Owner’s death, with certain exceptions described in the Contract. In that case, the Account Value will be reset to equal the death benefit on the date the spouse continues the Deferred Annuity. (Any additional amounts added to the Account Value will be allocated in the same proportions to each balance in a Division and the Fixed Interest Account as each bears to the total Account Value.) If the spouse continues the Deferred Annuity, the death benefit is calculated as previously described, except, all values used to calculate the death benefit, which may include highest Account Value as of December 31 following the end of the fifth Contract Year and every other five-year period, are reset on the date the spouse continues the Deferred Annuity. Your spouse may make additional purchase payments and transfers and exercise any other rights as a purchaser of the Contract. Any applicable Early Withdrawal Charges will be assessed against future withdrawals.
There is no death benefit after the pay-out phase begins, however, depending on the pay-out option you select, any remaining guarantee will be paid to your beneficiary.
Total Control Account
The beneficiary may elect to have the Contract’s death proceeds paid through a settlement option called the Total Control Account, subject to our current established administrative procedures and requirements. The Total Control Account is an interest-bearing account through which the beneficiary has immediate and full access to the proceeds, with unlimited draft writing privileges. We credit interest to the account at a rate that will not be less than a guaranteed minimum annual effective rate. You may also elect to have any Contract surrender proceeds paid into a Total Control Account established for You.
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Assets backing the Total Control Account are maintained in our General Account and are subject to the claims of our creditors. We will bear the investment experience of such assets; however, regardless of the investment experience of such assets, the interest credited to the Total Control Account will never fall below the applicable guaranteed minimum annual effective rate. Because we bear the investment experience of the assets backing the Total Control Account, we may receive a profit from these assets. The Total Control Account is not insured by the FDIC or any other governmental agency.
Pay-Out Options (or Income Options)
You may convert your Deferred Annuity into a regular stream of income after your “pay-in” or “accumulation” phase. The pay-out phase is often referred to as either “annuitizing” your Contract or taking an income annuity. When You select your pay-out option, You will be able to choose from the range of options we then have available. You have the flexibility to select a stream of income to meet your needs. If You decide You want a pay-out option, we withdraw some or all of your Account Value (less any premium taxes, outstanding loans and applicable Contract fees), then we apply the net amount to the option. (See “Income Taxes” for a discussion of partial annuitization.) You are not required to hold your Deferred Annuity for any minimum time period before You may annuitize. The variable pay-out option may not be available in all states.
When considering a pay-out option, You should think about whether You want:
•	Payments guaranteed by us for the rest of your life (or for the rest of two lives);
•	Payments guaranteed by us for the rest of your life (or for the rest of two lives) or for a specified period;
•	A fixed dollar payment or a variable payment; or
•	A refund feature.
Your income payment amount will depend upon your choices. For lifetime options, the age and sex (where permitted) of the measuring lives (annuitants) will also be considered. For example, if You select a pay-out option guaranteeing payments for your lifetime and your spouse’s lifetime, your payments will typically be lower than if You select a pay-out option with payments over only your lifetime. The terms of the Contract supplement to your Deferred Annuity will determine when your income payments start and the frequency with which You will receive your income payments. If You do not tell us otherwise, your Fixed Interest Account Value will be used to provide a Fixed Income Option and your Separate Account Value will be used to provide a variable pay-out income option.
You can change or extend the date income payments begin at any time before the date specified in the Contract with 30 days prior notice to us (subject to restrictions that may apply in your state, restrictions imposed by your selling firm and our current established administrative procedures).
Please be aware that once your Contract is annuitized, You are ineligible to receive the death benefit.
Because the features of variable pay-out options in the Deferred Annuities are identical to the features of Income Annuities, please read the sections under the “Income Annuities” heading for more information about the available income types and the value of your income payments, reallocations and charges of your Contract in the pay-out phase.
INCOME ANNUITIES
Income Annuities provide You with a regular stream of payments for either your lifetime or a specific period. You may choose the frequency of your income payments. For example, You may receive your payments on a monthly,
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quarterly, semi-annual or annual basis. You have the flexibility to select a stream of income to meet your needs. Income Annuities can be purchased so that You begin receiving payments immediately or You can apply the Account Value of your Deferred Annuity to a pay-out option to receive payments during your “pay-out” phase. With an Income Annuity purchased as an immediate annuity and not as a pay-out option to receive payments during your “pay-out” phase, You may defer receiving payments from us for one year after You have purchased an immediate annuity. You bear any investment risk during any deferral period. The Income Annuity currently may not be available in all states.
We do not guarantee that your variable payments will be a specific amount of money. You may choose to have a portion of the payment fixed and guaranteed under the Fixed Income Option. If You annuitize your Deferred Annuity and should our current annuity rates for a fixed pay-out option for this type of Deferred Annuity provide for greater payments than those guaranteed in your Contract, the greater payment will be made.
Using proceeds from the following types of arrangements, You may purchase Income Annuities to receive immediate payments:
•	TSA
•	403(a)
•	Non-Qualified (for certain deferred arrangements and plans)
If You have accumulated amounts in any of the listed investment vehicles, your lump sum withdrawal from that investment vehicle may be used to purchase an appropriate Income Annuity as long as income tax requirements are met.
If your retirement plan has purchased an Income Annuity, your choice of pay-out options may be subject to the terms of the plan. We may rely on your employer’s or plan administrator’s statements to us as to the terms of the plan or your entitlement to any payments. We will not be responsible for interpreting the terms of your plan. You should review your plan document to see how You may be affected.
Income Payment Types
Currently, we provide You with a wide variety of income payment types to suit a range of personal preferences. You decide the income payment type for your Income Annuity when You decide to take a pay-out option or at application. The decision is irrevocable.
There are three people who are involved in payments under your Income Annuity:
•	Owner: the person or entity which has all rights under the Income Annuity including the right to direct who receives payment.
•	Annuitant: the person whose life is the measure for determining the duration and sometimes the dollar amount of payments.
•	Beneficiary: the person who receives continuing payments or a lump sum payment if the Owner dies.
Many times, the Owner and the Annuitant are the same person.
When deciding how to receive income, consider:
•	The amount of income You need;
•	The amount You expect to receive from other sources;
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•	The growth potential of other investments; and
•	How long You would like your income to last.
Your income payment amount will depend in large part on the type of income payment You choose. For example, if You select a “Lifetime Income Annuity for Two,” your payments will typically be lower than if You select a “Lifetime Income Annuity.” Income payment types that guarantee that payments will be made for a certain number of years regardless of whether the Annuitant or Joint Annuitant is alive (such as Lifetime Income Annuity with a Guarantee Period and Lifetime Income Annuity for Two with a Guarantee Period, as defined below) result in income payments that are smaller than with income payment types without such a guarantee (such as Lifetime Income Annuity and Lifetime Income Annuity for Two, as defined below). In addition, to the extent the income payment type has a guarantee period, choosing a shorter guarantee period will result in each income payment being larger. Where required by state law or under a qualified retirement plan, the Annuitant’s sex will not be taken into account in calculating income payments. Annuity rates will not be less than those guaranteed in the Contract at the time of purchase for the AIR and income payment type elected. Due to underwriting, administrative or Code considerations, the choice of the percentage reduction and/or the duration of the guarantee period may be limited. We reserve the right to commute or to otherwise pay the value of any remaining income payments over a period which would comply with Federal income tax law. Tax rules with respect to decedent Contracts may prohibit election of Lifetime Income for Two income types and/or may also prohibit payments for as long as the Owner’s life in certain circumstances. The terms of your Contract will determine when your income payments start and the frequency with which You will receive your income payments. When You select an income type, it will apply to both fixed income payments and variable income payments.
We reserve the right to limit or stop issuing any of the income types currently available based upon legal requirements or other considerations.
The following income payment types are available:
Lifetime Income Annuity: A variable income that is paid as long as the Annuitant is living.
Lifetime Income Annuity with a Guarantee Period: A variable income that continues as long as the Annuitant is living but is guaranteed to be paid for a number of years. If the Annuitant dies before all of the guaranteed payments have been made, payments are made to the Owner of the annuity until the end of the guaranteed period. If the Owner dies during the guarantee period, payments will be made to the beneficiary in accordance with the Code. No payments are made once the guarantee period has expired and the Annuitant is no longer living.
Lifetime Income Annuity with a Refund: A variable income that is paid as long as the Annuitant is living and guarantees that the total of all income payments will not be less than the purchase payment that we received. If the Annuitant dies before the total of all income payments received equals the purchase payment, we will pay the Owner (or the beneficiary, if the Owner is not living) the difference in a lump sum.
Lifetime Income Annuity for Two: A variable income that is paid to the Annuitant(s) as long as the Contract Owner is living. After the Contract Owner dies, payments continue to be made to the Annuitant(s) either for (1) life (provided certain Federal tax law requirements are met) or (2) ten (10) years. Payments made for life to the Annuitant after the death of the Contract Owner may be the same as those made while the Contract Owner was living or may be a smaller percentage that is selected when the annuity is first converted to an income stream. No payments are made once the Annuitants are no longer living.
Lifetime Income Annuity for Two with a Guarantee Period: A variable income that continues as long as either of the two Annuitants is living but is guaranteed to be paid (unreduced by any percentage selected) for a number of
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years. If both Annuitants die before all of the guaranteed payments have been made, payments are made to the Owner of the annuity until the end of the guaranteed period. If the Owner dies during the guarantee period, payments will be made to the beneficiary in accordance with the Code. If one Annuitant dies after the guarantee period has expired, payments continue to be made as long as the other Annuitant is living. In that event, payments may be the same as those made while both Annuitants were living or may be a smaller percentage that is selected when the annuity is purchased. No payments are made once the guarantee period has expired and both Annuitants are no longer living.
Lifetime Income Annuity for Two with a Refund: A variable income that is paid as long as either Annuitant is living and guarantees that all income payments will not be less than the purchase payment that we received. After one Annuitant dies, payments continue to be made as long as the other Annuitant is living. In that event, payments may be the same as those made while both Annuitants were living or may be a smaller percentage that is selected when the annuity is purchased. If both Annuitants die before the total of all income payments received equals the purchase payment, we will pay the Owner (or the beneficiary, if the Owner is not living) the difference in a lump sum.
Income Annuity for a Guaranteed Period: A variable income payable for a guaranteed period of 5 to 30 years. As an administrative practice, we will consider factors such as your age and life expectancy in determining whether to issue a Contract with this income payment type. If the Owner dies before the end of the guarantee period, payments are made to the beneficiary in accordance with the Code. No payments are made after the guarantee period has expired.
Minimum Size of Your Income Payment
Your initial income payment must be at least $50. If You live in Massachusetts, the initial income payment must be at least $20. This means the amount used from a Deferred Annuity to provide a pay-out option must be large enough to provide this minimum initial income payment.
Allocation
You decide what portion of your income payment is allocated among the Fixed Income Option and the Divisions.
The Value of Your Income Payments
Amount of Income Payments
Variable income payments from a Division will depend upon the number of Annuity Units held in that Division (described below) and the Annuity Unit Value (described later) as of the 10th day prior to a payment date.
The initial variable income payment is computed based on the amount of the purchase payment applied to the specific Division (net any applicable premium tax owed or Contract fee), the AIR, the age of the measuring lives and the income payment type selected. The initial payment amount is then divided by the Annuity Unit Value for the Division to determine the number of Annuity Units held in that Division. The number of Annuity Units held remains fixed for the duration of the Contract if no reallocations are made.
The dollar amount of subsequent variable income payments will vary with the amount by which investment performance is greater or less than the AIR.
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Each Deferred Annuity provides that, when a pay-out option is chosen, the payment will not be less than the payment produced by the then-current Fixed Income Option purchase rates for that Contract class. The purpose of this provision is to assure the Annuitant that, at retirement, if the Fixed Income Option purchase rates for new contracts are significantly more favorable than the rates guaranteed by a Deferred Annuity of the same class, the Owner will be given the benefit of the higher rates.
Annuity Units
Annuity Units are credited to You when You make a purchase payment or make a reallocation into a Division. Before we determine the number of Annuity Units to credit to You, we reduce a purchase payment (but not a reallocation) by any premium taxes and the Contract fee, if applicable. We then compute an initial income payment amount using the AIR, your income payment type and the age and sex (where permitted) of the measuring lives. We then divide the initial income payment (allocated to a Division) by the Annuity Unit Value on the date of the transaction. The result is the number of Annuity Units credited for that Division. The initial variable income payment is a hypothetical payment which is calculated based upon the AIR. The initial variable income payment is used to establish the number of Annuity Units. It is not the amount of your actual first variable income payment unless your first income payment happens to be within 10 days after we issue the Income Annuity. When You reallocate an income payment from a Division, Annuity Units supporting that portion of your income payment in that Division are liquidated.
AIR
Your income payments are determined by using the AIR to benchmark the investment experience of the Divisions You select. We currently offer a 3% and 4% AIR. Certain states may require a different AIR or a cap on what AIR may be chosen. The higher your AIR, the higher your initial variable income payment will be. Your next payment will increase approximately in proportion to the amount by which the investment experience (for the time period between the payments) for the underlying Portfolio minus the Separate Account charge (the resulting number is the net investment return) exceeds the AIR (for the time period between the payments). Likewise, your next payment will decrease to the approximate extent the investment experience (for the time period between the payments) for the underlying Portfolio minus the Separate Account charge (the net investment return) is less than the AIR (for the time period between the payments). A lower AIR will result in a lower initial variable income payment, but subsequent variable income payments will increase more rapidly or decline more slowly than if You had elected a higher AIR as changes occur in the investment experience of the Divisions.
The amount of each variable income payment is determined 10 days prior to your income payment date. If your first income payment is scheduled to be paid less than 10 days after your Contract’s issue date, then the amount of that payment will be determined on your Contract’s issue date.
The initial variable income payment is a hypothetical payment which is calculated based on the AIR. This initial variable income payment is used to establish the number of Annuity Units. It is not the amount of your actual first variable income payment unless your first income payment happens to be within 10 days after we issue the Income Annuity.
Valuation
This is how we calculate the Annuity Unit Value for each Division:
•	First, we determine the change in investment experience (which reflects the deduction for any investment-related charge) for the underlying Portfolio from the previous trading day to the current trading day;
•	Next, we subtract the daily equivalent of your insurance-related charge or Separate Account charge (general
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administrative expenses and mortality and expense risk charges) for each day since the last day the Annuity Unit Value was calculated; the resulting number is the net investment return;
•	Then, we multiply by an adjustment based on your AIR for each day since the last Annuity Unit Value was calculated; and
•	Finally, we multiply the previous Annuity Unit Value by this result.
Reallocations
You may make reallocations among the Divisions or from the Divisions to the Fixed Income Option. Once You reallocate your income payment into the Fixed Income Option You may not later reallocate amounts from the Fixed Income Option to the Divisions. If You reside in certain states You may be limited to four options (including the Fixed Interest Option).
Currently, there is no charge to make a reallocation. Your request for a reallocation tells us to move, in accordance with your instructions, the underlying Portfolio shares we have designated in the Divisions or other funds to generate your income payments.
Reallocations will be made as of the end of a business day, at the close of the Exchange, if received in Good Order prior to the close of the Exchange on that business day. All other reallocation requests in Good Order will be processed on the next business day.
For us to process a reallocation, You must tell us:
•	The percentage of the income payment to be reallocated;
•	The Divisions from which You want the income payment to be reallocated; and
•	The Divisions or Fixed Income Option (and the percentages allocated to each) to which You want the income payment to be reallocated.
When You request a reallocation from a Division to the Fixed Income Option, the payment amount will be adjusted at the time of reallocation. Your payment may either increase or decrease due to this adjustment. The adjusted payment will be calculated in the following manner.
•	First, we update the income payment amount to be reallocated from the Division based upon the applicable Annuity Unit Value at the time of the reallocation;
•	Second, we use the AIR to calculate an updated annuity purchase rate based upon your age, if applicable, and expected future income payments at the time of the reallocation;
•	Third, we calculate another updated annuity purchase rate using our current annuity purchase rates for the Fixed Income Option on the date of your reallocation; and
•	Finally, we determine the adjusted payment amount by multiplying the updated income amount determined in the first step by the ratio of the annuity purchase rate determined in the second step divided by the annuity purchase rate determined in the third step.
When You request a reallocation from one Division to another, Annuity Units in one Division are liquidated and Annuity Units in the other Division are credited to You. There is no adjustment to the income payment amount. Future income payment amounts will be determined based on the Annuity Unit Value for the Division to which You have reallocated.
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You generally may make a reallocation on any day the Exchange is open. At a future date we may limit the number of reallocations You may make, but never to fewer than one a month. If we do so, we will give You advance written notice. We may limit a beneficiary’s ability to make a reallocation.
Here are examples of the effect of a reallocation on the income payment:
•	Suppose You choose to reallocate 40% of your income payment supported by Division A to the Fixed Income Option and the recalculated income payment supported by Division A is $100. Assume that the updated annuity purchase rate based on the AIR is $125, while the updated annuity purchase rate based on fixed income annuity pricing is $100. In that case, your income payment from the Fixed Income Option will be increased by $40 x ($125 x $100) or $50, and your income payment supported by Division A will be decreased by $40. (The number of Annuity Units in Division A will be decreased as well.)
•	Suppose You choose to reallocate 40% of your income payment supported by Division A to Division B and the recalculated income payment supported by Division A is $100. Then, your income payment supported by Division B will be increased by $40 and your income payment supported by Division A will be decreased by $40. (Changes will be made to the number of Annuity Units in both Divisions as well.)
Restrictions on Transfers
Restrictions on Frequent Transfers/Reallocations. Frequent requests from Contract Owners or participants/Annuitants to make transfers/reallocations may dilute the value of a Portfolio’s shares if the frequent transfers/reallocations involve an attempt to take advantage of pricing inefficiencies created by a lag between a change in the value of the securities held by the Portfolio and the reflection of that change in the Portfolio’s share price (“arbitrage trading”). Frequent transfers/reallocations involving arbitrage trading may adversely affect the long-term performance of the Portfolios, which may in turn adversely affect Contract Owners and other persons who may have an interest in the Contracts (e.g., participants/Annuitants).
We have policies and procedures that attempt to detect and deter frequent transfers/reallocations in situations where we determine there is a potential for arbitrage trading. Currently, we believe that such situations may be presented in the international, small-cap, and high-yield Portfolios. In addition, as described below, we intend to treat all American Funds® as Monitored Portfolios. We monitor transfer/reallocation activity in the following Monitored Portfolios:
•	American Funds Global Small Capitalization Fund
•	American Funds Growth Fund
•	American Funds Growth-Income Fund
•	American Funds The Bond Fund of America (formerly known as American Funds Bond Fund)
•	Baillie Gifford International Stock Portfolio
•	Clarion Global Real Estate Portfolio
•	Harris Oakmark International Portfolio
•	Invesco Global Equity Portfolio
•	Invesco Small Cap Growth Portfolio
•	Loomis Sayles Global Allocation Portfolio
•	Loomis Sayles Small Cap Core Portfolio
•	Loomis Sayles Small Cap Growth Portfolio
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•	MetLife MSCI EAFE® Index Portfolio
•	MetLife Russell 2000® Index Portfolio
•	MFS® Research International Portfolio
•	Neuberger Berman Genesis Portfolio
•	T. Rowe Price Small Cap Growth Portfolio
•	Western Asset Management Strategic Bond Opportunities Portfolio
We employ various means to monitor transfer/reallocation activity, such as examining the frequency and size of transfers/reallocations into and out of the Monitored Portfolios within given periods of time. For example, we currently monitor transfer/reallocation activity to determine if, for each category of international, small-cap, and high-yield Portfolios, in a 12-month period there were (1) six or more transfers/reallocations involving the given category; (2) cumulative gross transfers/reallocations involving the given category that exceed the current Account Value; and (3) two or more “round-trips” involving any Monitored Portfolio in the given category. A round-trip generally is defined as a transfer/reallocation in followed by a transfer/reallocation out within the next seven calendar days or a transfer/reallocation out followed by a transfer/reallocation in within the next seven calendar days, in either case subject to certain other criteria. We do not believe that other Portfolios present a significant opportunity to engage in arbitrage trading and therefore do not monitor transfer/reallocation activity in those Portfolios. We may change the Monitored Portfolios at any time without notice in our sole discretion.
As a condition to making their Portfolios available in our products, American Funds® requires us to treat all American Funds Portfolios as Monitored Portfolios under our current frequent transfer/reallocation policies and procedures. Further, American Funds® requires us to impose additional specified monitoring criteria for all American Funds Portfolios available under the Contract, regardless of the potential for arbitrage trading. We are required to monitor transfer/reallocation activity in American Funds Portfolios to determine if there were two or more transfers/reallocations in followed by transfers/reallocations out, in each case of a certain dollar amount or greater, in any 30-day period. A first violation of the American Funds® monitoring policy will result in a written notice of violation; each additional violation will result in the imposition of a six-month restriction during which period we will require all transfer/reallocation requests to or from an American Funds Portfolio to be submitted with an original signature. Further, as Monitored Portfolios, all American Funds Portfolios also will be subject to our current frequent transfer/reallocation policies, procedures and restrictions (described below), and transfer/reallocation restrictions may be imposed upon a violation of either monitoring policy. A process has been implemented to enforce the American Funds® restrictions. There is no guarantee that this process will detect all contract holders whose transfer/reallocation activity in the American Funds® Portfolios violates this monitoring policy.
Our policies and procedures may result in transfer/reallocation restrictions being applied to deter frequent transfers/reallocations. Currently, when we detect transfer/reallocation activity in the Monitored Portfolios that exceeds our current transfer/reallocation limits, we require future requests to or from any Monitored Portfolios under that Contract to be submitted in writing with an original signature. A first occurrence will result in a warning letter; a second occurrence will result in the imposition of this restriction for a six-month period; a third occurrence will result in the permanent imposition of this restriction. Transfers made under an Automated Investment Strategy are not treated as transfers when we monitor the frequency of transfers.
Your third-party administrator has its own standards with regard to monitoring activity in the Monitored Portfolios and how subsequent transfer/reallocation activity will be restricted once those standards are triggered. These standards and subsequent trading restrictions may be more or less restrictive than ours, and presently include
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restrictions on non-Monitored Portfolios. The differences in monitoring standards and restrictions are due to systems limitations and may change from time to time as those systems are upgraded.
The detection and deterrence of harmful transfer/reallocation activity involves judgments that are inherently subjective, such as the decision to monitor only those Portfolios that we believe are susceptible to arbitrage trading or the determination of the transfer/reallocation limits. Our ability to detect and/or restrict such transfer/reallocation activity may be limited by operational and technological systems, as well as our ability to predict strategies employed by Contract Owners or participants/Annuitants to avoid such detection. Our ability to restrict such transfer/reallocation activity also may be limited by provisions of the Contract. Accordingly, there is no assurance that we will prevent all transfer/reallocation activity that may adversely affect Contract Owners or participants/Annuitants and other persons with interests in the Contracts. We do not accommodate frequent transfers/reallocations in any Portfolio and there are no arrangements in place to permit any Contract Owner or participant/Annuitant to engage in frequent transfers/reallocations; we apply our policies and procedures without exception, waiver or special arrangement.
The Portfolios may have adopted their own policies and procedures with respect to frequent transfers/reallocations in their respective shares, and we reserve the right to enforce these policies and procedures. For example, Portfolios may assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period. The prospectuses for the Portfolios describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Although we may not have the contractual authority or the operational capacity to apply the frequent transfer/reallocation policies and procedures of the Portfolios, we have entered into a written agreement, as required by SEC regulation, with each Portfolio or its principal underwriter that obligates us to provide to the Portfolio promptly upon request certain information about the trading activity of individual Contract Owners, and to execute instructions from the Portfolio to restrict or prohibit further purchases or transfers/reallocations by specific Contract Owners who violate the frequent transfer/reallocation policies established by the Portfolio.
In addition, Contract Owners or participants/Annuitants and other persons with interests in the Contracts should be aware that the purchase and redemption orders received by the Portfolios generally are “omnibus” orders from intermediaries, such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the Portfolios in their ability to apply their frequent transfer/reallocation policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the Portfolios (and thus Contract Owners or participants/Annuitants) will not be harmed by transfer/reallocation activity relating to the other insurance companies and/or retirement plans that may invest in the Portfolios. If a Portfolio believes that an omnibus order reflects one or more transfer/reallocation requests from Contract Owners engaged in frequent transfer/reallocation trading activity, the Portfolio may reject the entire omnibus order.
In accordance with applicable law, we reserve the right to modify or terminate the transfer/reallocation privilege at any time. We also reserve the right to defer or restrict the transfer/reallocation privilege at any time that we are unable to purchase or redeem shares of any of the Portfolios, including any refusal or restriction on purchases or redemptions of their shares as a result of their own policies and procedures on frequent transfers/reallocations (even if an entire omnibus order is rejected due to the frequent transfers/reallocations of a single Contract Owner or participant/Annuitant). You should read the Portfolio prospectuses for more details.
Restrictions on Large Transfers/Reallocations. Large transfers/reallocations may increase brokerage and administrative costs of the underlying Portfolios and may disrupt portfolio management strategy, requiring a
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Portfolio to maintain a large cash position and possibly resulting in lost investment opportunities and forced liquidations. We do not monitor for large transfers/reallocations to or from Portfolios except where the Portfolio manager of a particular underlying Portfolio has brought large transfer/reallocation activity to our attention for investigation on a case-by-case basis. For example, some portfolio managers have asked us to monitor for “block transfers” where transfer/reallocation requests have been submitted on behalf of multiple Contract Owners by a third party such as an investment adviser. When we detect such large trades, we may impose restrictions similar to those described above where future transfer/reallocation requests from that third party must be submitted in writing with an original signature. A first occurrence will result in a warning letter; a second occurrence will result in the imposition of this restriction for a six-month period; a third occurrence will result in the permanent imposition of the restriction.
CHARGES
Annual Contract Fee
There is no Separate Account Annual Contract Fee. You may pay a $20 annual fee from the Fixed Interest Account at the end of each Contract Year.
Account Reduction Loan Fees
We may make available account reduction loans. If your plan or group of which You are a participant or member permits account reduction loans, and You take an account reduction loan, there is a $75 account reduction loan initiation fee. This fee is paid from the requested loan principal amount. There is also a $50 annual maintenance fee per loan outstanding. The maintenance fee is taken pro-rata from each Division and the Fixed Interest Account in which You then have a balance and is paid on a quarterly basis at the end of each quarter. Either or both fees may be waived for certain groups.
Charges Paid When Money is in a Division
There are two types of charges You pay while You have money in a Division:
•	Insurance-related charge (or Separate Account charge), and
•	Investment-related charge.
We describe these charges below. The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the designation of the charge or associated with the Contract. For example, the Early Withdrawal Charge may not fully cover all of the sales and distribution expenses actually incurred by us, and proceeds from other charges, including the Separate Account charge, may be used in part to cover such expenses. We can profit from certain Deferred Annuity charges.
The Separate Account charge You pay will not reduce the number of Accumulation Units credited to You. Instead, we deduct the charge as part of the calculation of the Accumulation Unit Value.
Separate Account Charge
You will pay an insurance-related charge for the Separate Account (also described in this prospectus as a “Base Contract Charge”) that is no more than 0.95% annually of the average value of the amount You have in the Separate Account. This charge pays us for general administrative expenses and for the mortality and expense risk of the Deferred Annuity. MetLife guarantees that the Separate Account insurance-related charge will not increase while You have this Contract.
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General administrative expenses we incur include financial, actuarial, accounting, and legal expenses.
The mortality portion of the insurance-related charge pays us for the risk that You may live longer than we estimated. Then, we could be obligated to pay You more in payments from a pay-out option than we anticipated. Also, we bear the risk that the guaranteed death benefit we would pay should You die during your “pay-in” phase is larger than your Account Value. We also bear the risk that our expenses in administering the Contracts may be greater than we estimated (expense risk).
Portfolio Company Charges
Charges are deducted from and expenses are paid out of the assets of the Portfolios that are described in the prospectuses for those companies. Four classes of shares available to the Deferred Annuities have 12b-1 Plan fees, which pay for distribution expenses. The percentage You pay for the investment-related charge depends on which Divisions You select. Investment-related charges for each Portfolio for the previous year are listed in the Table of Expenses.
Transfer Fee
Although we do not currently impose a transfer fee, we reserve the right to limit transfers as described above in “Transfer Privilege.” We reserve the right to impose a transfer fee. The amount of this fee will be no greater than $25 per transfer.
Special Charges That Apply If Your Retirement Plan Terminates Its Deferred Annuity or Takes Other Action
Under certain TSA Deferred Annuities, amounts equal to some or all of the early withdrawal charge imposed under a contract of another issuer in connection with the transfer of money into a TSA Deferred Annuity may be credited to your Account Value. If such amounts are credited to a TSA Deferred Annuity, special termination charges may be imposed. These charges may also apply if the plan introduces other funding vehicles provided by other carriers.
Charges are not imposed on plan participants; but rather are absorbed by the Contract Owner. Therefore, under the Contract, the participant will incur only the withdrawal charges, if applicable, otherwise discussed in this Prospectus.
The charges to the plan are imposed on the amount initially transferred to MetLife Fixed Account Option for the first seven years according to the schedule in the following table:
During Contract Year	Percentage
1	5.6%
2	5.0%
3	4.5%
4	4.0%
5	3.0%
6	2.0%
7	1.0%
8 and Beyond	0%
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The charge to the plan, for partial withdrawals, is determined by multiplying the amount of the withdrawal that is subject to the charge by the applicable percentage shown above.
GENERAL INFORMATION
Free Look
You may cancel your Contract within a certain time period. This is known as a “free look.” We must receive your request to cancel in writing by the appropriate day in your state, which varies from state to state. The time period may also vary depending on your age and whether You purchased your Contract from us directly, through the mail or with money from another annuity or life insurance policy. Depending on state law, we may refund (i) all of your purchase payments or (ii) your Account Value as of the date your refund request is received at your Administrative Office in Good Order (this means you bear the risk of any decline in the value of your Contract due to the performance of the Divisions during the Free Look period). You do not have a “free look” if You are electing income payments in the pay-out phase of your Deferred Annuity.
Premium and Other Taxes
Some jurisdictions tax what are called “annuity considerations.” These may apply to purchase payments, Account Values and death benefits. In most jurisdictions, we currently do not deduct any money from purchase payments, Account Values or death benefits to pay these taxes. Generally, our practice is to deduct money to pay premium taxes (also known as “annuity” taxes) only when You exercise a pay-out option. In certain jurisdictions, we may also deduct money to pay premium taxes on lump sum withdrawals or when You exercise a pay-out option. We may deduct an amount to pay premium taxes some time in the future since the laws and the interpretation of the laws relating to annuities are subject to change.
Premium taxes, if applicable, depend on the Contract You purchase and your home state or jurisdiction. A chart in Appendix B shows the jurisdictions where premium taxes are charged and the amount of these taxes.
We also reserve the right to deduct from purchase payments, Account Value, withdrawals or income payments, any taxes (including but not limited to premium taxes) paid by us to any government entity relating to the Contract. Examples of these taxes include, but are not limited to, generation skipping transfer tax or a similar excise tax under Federal or state tax law which is imposed on payments we make to certain persons and income tax withholdings on withdrawals and income payments to the extent required by law. We will, at our sole discretion, determine when taxes relate to the Contract. We may, at our sole discretion, pay taxes when due and deduct that amount from the Account Value at a later date. Payment at an earlier date does not waive any right we may have to deduct amounts at a later date.
We reserve the right to deduct from the Contract for any income taxes which we incur because of the Contract. In general, we believe under current Federal income tax law, we are entitled to hold reserves with respect to the Contract that offset Separate Account income. If this should change, it is possible we could incur income tax with respect to the Contract, and in that event we may deduct such tax from the Contract. At the present time, however, we are not incurring any such income tax or making any such deductions.
Administration
All transactions will be processed in the manner described below.
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Purchase Payments
Send your purchase payments, by check, cashier’s check or certified check made payable to “MetLife,” to your Administrative Office or a MetLife sales office, if that office has been designated for this purpose. (We reserve the right to receive purchase payments by other means acceptable to us.) We do not accept cash, money orders or traveler’s checks. We will provide You with all necessary forms. We must have all documents in Good Order to credit your purchase payments.
We reserve the right to refuse purchase payments made via a personal check in excess of $100,000. Purchase payments over $100,000 may be accepted in other forms, including but not limited to, EFT/wire transfers, certified checks, corporate checks, and checks written on financial institutions. The form in which we receive a purchase payment may determine how soon subsequent disbursement requests may be fulfilled. (See “Access To Your Money.”) If You send your purchase payments or transaction requests to an address other than the one we have designated for receipt of such purchase payments or requests, we may return the purchase payment to You, or there may be delay in applying the purchase payment or transaction to your Contract.
Purchase payments (including any portion of your Account Value under a Deferred Annuity which You apply to a pay-out option) are effective and valued as of the close of the Exchange, on the day we receive them in Good Order at your Administrative Office, except when they are received:
•	On a day when the Accumulation Unit Value/Annuity Unit Value is not calculated, or
•	After the close of the Exchange.
In those cases, the purchase payments will be effective the next day the Accumulation Unit Value or Annuity Unit Value, as applicable, is calculated. If payments on your behalf are not made in a timely manner, there may be a delay in when amounts are credited.
We reserve the right to credit your initial purchase payment to You within two days after its receipt at your Administrative Office or MetLife sales office, if applicable. However, if You fill out our forms incorrectly or incompletely or other documentation is not completed properly or otherwise not in Good Order, we have up to five business days to credit the payment. If the problem cannot be resolved by the fifth business day, we will notify You and give You the reasons for the delay. At that time, You will be asked whether You agree to let us keep your money until the problem is resolved. If You do not agree or we cannot reach You by the fifth business day, your money will be returned.
Under certain group Deferred Annuities and group Income Annuities, your employer, or the group in which You are a participant or member must identify You on their reports to us and tell us how your money should be allocated among the Divisions and the Fixed Interest Account/Fixed Income Option.
Confirming Transactions
You will receive a statement confirming that a transaction was recently completed. Certain transactions made on a periodic basis, such as Systematic Withdrawal Program payments, and automated investment strategy transfers, may be confirmed quarterly. Salary reduction or deduction purchase payments under the Non-Qualified Financial Freedom Deferred Annuity for 415(m) qualified governmental excess benefit arrangements are confirmed quarterly. Unless You inform us of any errors within 60 days of receipt, we will consider these communications to be accurate and complete.
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Processing Transactions
We permit You to request transactions by mail and telephone. We make Internet access available to You for your Deferred Annuity. We may suspend or eliminate telephone or Internet privileges at any time, without prior notice. We reserve the right not to accept requests for transactions by facsimile.
If mandated by applicable law, including, but not limited to, Federal anti-money laundering laws, we may be required to reject a purchase payment. We may also be required to block an Owner’s account and, consequently, refuse to implement any requests for transfers/reallocations, withdrawals, surrenders or death benefits, until instructions are received from the appropriate governmental authority.
By Telephone or Internet
You may obtain information and initiate a variety of transactions about your Deferred Annuity by telephone or the Internet virtually 24 hours a day, 7 days a week, unless prohibited by state law. Some of the information and transactions accessible to You include:
•	Account Value
•	Unit Values
•	Current rates for the Fixed Interest Account
•	Transfers
•	Changes to investment strategies
•	Changes in the allocation of future purchase payments.
Your transaction must be in Good Order and completed prior to the close of the Exchange on one of our business days if You want the transaction to be valued and effective on that day. Transactions will not be valued and effective on a day when the Accumulation or Annuity Unit Value is not calculated or after the close of the Exchange. We will value and make effective these transactions on our next business day.
We will use reasonable procedures such as requiring certain identifying information, tape recording the telephone instructions, and providing written confirmation of the transaction, in order to confirm that instructions communicated by telephone, fax, Internet or other means are genuine. Any telephone, fax or Internet instructions reasonably believed by us to be genuine will be your responsibility, including losses arising from any errors in the communication of instructions. As a result of this policy, You will bear the risk of loss. If we do not employ reasonable procedures to confirm that instructions communicated by telephone, fax or Internet are genuine, we may be liable for any losses due to unauthorized or fraudulent transactions. All other requests and elections under your Contract must be in writing signed by the proper party, must include any necessary documentation and must be received at your Administrative Office to be effective. If acceptable to us, requests or elections relating to beneficiaries and ownership will take effect as of the date signed unless we have already acted in reliance on the prior status. We are not responsible for the validity of any written request or action.
Telephone and Computer Systems
Telephone and computer systems may not always be available. Any telephone or computer system, whether it is yours, your service provider’s, your agent’s, or ours, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances.
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If you experience technical difficulties or problems, You should make your transaction request in writing to your Administrative Office.
Response times for the telephone or Internet may vary due to a variety of factors, including volumes, market conditions and performance of systems.
We are not responsible or liable for:
•	any inaccuracy, error, or delay in or omission of any information You transmit or deliver to us; or
•	any loss or damage You may incur because of such inaccuracy, error, delay or omission; non-performance; or any interruption of information beyond our control.
After Your Death
If we are notified of your death before any requested transaction is completed (which may include, depending on your administrative platform, transactions under automated investment strategies, the minimum distribution program and the Systematic Withdrawal Program), we may cancel the request. For example, if You request a transfer or withdrawal for a date in the future under a Deferred Annuity and then die before that date, we will cancel the request. As described above, the death benefit will be determined when we receive due proof of death and an election for the payment method. For a Deferred Annuity in the pay-out phase and Income Annuity reallocations, we will cancel the request and continue making payments to your beneficiary if your Income Annuity or Deferred Annuity in the pay-out phase so provides. Or, depending on your Income Annuity’s or annuitized Deferred Annuity’s provisions, we may continue making payments to a joint Annuitant or pay your beneficiary a refund.
Abandoned Property Requirements
Every state has unclaimed property laws which generally declare non-ERISA (“Employee Retirement Income Security Act of 1974”) annuity Contracts to be abandoned after a period of inactivity of three to five years from the Contract’s maturity date (the latest day on which annuity payments may begin under the Contract) or the date the death benefit is due and payable. For example, if the payment of a death benefit has been triggered, but, if after a thorough search, we are still unable to locate the beneficiary of the death benefit, or the beneficiary does not come forward to claim the death benefit in a timely manner, the death benefit will be paid to the abandoned property division or unclaimed property office of the state in which the beneficiary or the Contract Owner last resided, as shown on our books and records, or to our state of domicile. (Escheatment is the formal, legal name of this process.) However, the state is obligated to pay the death benefit (without interest) if your beneficiary steps forward to claim it with the proper documentation and within certain mandated time periods. To prevent your Contract’s proceeds from being paid to the state abandoned or unclaimed property office, it is important that You update your beneficiary designations, including addresses, if and as they change. Please call 1-800-638-7732 to make such changes.
Misstatement
We may require proof of age of the Annuitant, Owner, or beneficiary before making any payments under this Contract that are measured by the Annuitant’s, Owner’s, or beneficiary’s life. If the age of the Annuitant, Owner, or beneficiary has been misstated, the amount payable will be the amount that the Account Value would have provided at the correct age.
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Once income payments have begun, any underpayments will be made up in one sum with the next income payment or in any other manner agreed to by us. Any overpayments will be deducted first from future income payments. In certain states we are required to pay interest on any underpayments.
Cybersecurity
Our variable annuity contract business is largely conducted through digital communications and data storage networks and systems operated by us and our service providers or other business partners (e.g., the Portfolios and the firms involved in the distribution and sale of our variable annuity contracts). For example, many routine operations, such as processing your requests and elections and day-to-day record keeping, are all executed through computer networks and systems. We have established administrative and technical controls and a business continuity plan to protect our operations against cybersecurity breaches. Despite these protocols, a cybersecurity breach could have a material, negative impact on MetLife and the Separate Account, as well as You and your Contract. Our operations also could be negatively affected by a cybersecurity breach at a third party, such as a governmental or regulatory authority or another participant in the financial markets. Cybersecurity breaches can be intentional or unintentional events, and can occur through unauthorized access to computer systems, networks or devices; infection from computer viruses or other malicious software code; or attacks that shut down, disable, slow or otherwise disrupt operations, business processes or website access or functionality. Cybersecurity breaches can interfere with our processing of Contract transactions, including the processing of transfer orders from our website or with the Portfolios; impact our ability to calculate Accumulation and Annuity Unit Values; cause the release and possible destruction of your confidential information or business information; or impede order processing or cause other operational issues. Although we continually make efforts to identify and reduce our exposure to cybersecurity risk, there is no guarantee that we will be able to successfully manage this risk at all times.
Other Matters
Third Party Requests
Generally, we only accept requests for transactions or information from You. We reserve the right not to accept or to process transactions requested on your behalf by third parties. This includes processing transactions by an agent You designate, through a power of attorney or other authorization, who has the ability to control the amount and timing of transfers/reallocations for a number of other Contract Owners, and who simultaneously makes the same request or series of requests on behalf of other Contract Owners.
Valuation — Suspension of Payments
We separately determine the Accumulation Unit Value and Annuity Unit Value for each Division once each day at the close of the Exchange when the Exchange is open for trading. If permitted by law, we may change the period between calculations but we will give You 30 days notice.
When You request a transaction, we will process the transaction on the basis of the Accumulation Unit Value or Annuity Unit Value next determined after receipt of the request. Subject to our procedure, we will make withdrawals and transfers/reallocations at a later date, if You request. If your withdrawal request is to elect a variable pay-out option under your Deferred Annuity, we base the number of Annuity Units You receive on the next available Annuity Unit Value.
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We reserve the right to suspend or postpone payment for a withdrawal, income payment or transfer/reallocation when:
•	rules of the SEC so permit (trading on the Exchange is limited, the Exchange is closed other than for customary weekend or holiday closings or an emergency exists which makes pricing or sale of securities not practicable); or
•	during any other period when the SEC by order so permits.
Advertising Performance
We periodically advertise the performance of the Divisions. You may get performance information from a variety of sources including your quarterly statements, your sales representative (where applicable), the Internet, annual reports and semiannual reports. All performance numbers are based upon historical earnings. These numbers are not intended to indicate future results. We may state performance in terms of “yield,” “change in Accumulation Unit Value/Annuity Unit Value,” “average annual total return” or some combination of these terms.
Yield is the net income generated by an investment in a particular Division for 30 days or a month. These figures are expressed as percentages. This percentage yield is compounded semiannually. The yield of the money market Division refers to the income generated by an investment in the Division over a seven-day period. This income is then annualized, by assuming that the same amount of income is generated each week over a 52-week period, and the total income is shown as a percentage of the investment.
Change in Accumulation/Annuity Unit Value (“Non-Standard Performance”) is calculated by determining the percentage change in the value of an Accumulation (or Annuity) Unit for a certain period. These numbers may also be annualized. Change in Accumulation/Annuity Unit Value may be used to demonstrate performance for a hypothetical investment (such as $10,000) over a specified period. These performance numbers reflect the deduction of the total Separate Account charges.
Average annual total return calculations (“Standard Performance”) reflect all Separate Account charges since the Division inception date, which is the date the corresponding Portfolio or predecessor Portfolio was first offered under the Separate Account that funds the Deferred Annuity or Income Annuity. These presentations for the Income Annuities reflect a 3% benchmark AIR. These figures also assume a steady annual rate of return.
For purposes of presentation of Non-Standard Performance, we may assume that the Deferred Annuities and the Income Annuities were in existence prior to the inception date of the Divisions in the Separate Account that funds the Deferred Annuities and the Income Annuities. In these cases, we calculate performance based on the historical performance of the underlying Brighthouse Trust I, Brighthouse Trust II, the Calvert Fund, Fidelity® VIP Funds and American Funds® Portfolios since the Portfolio inception date. We use the actual Accumulation Unit or Annuity Unit data after the inception date. Any performance data that includes all or a portion of the time between the Portfolio inception date and the Division inception date is hypothetical. Hypothetical returns indicate what the performance data would have been if the Deferred Annuities or Income Annuities had been introduced as of the Portfolio inception date.
We may also present average annual total return calculations which reflect all Separate Account charges since the Portfolio inception date. We use the actual Accumulation Unit or Annuity Unit data after the inception date. Any performance data that includes all or a portion of the time between the Portfolio inception date and the Division inception date is hypothetical. Hypothetical returns indicate what the performance data would have been if the Deferred Annuities and Income Annuities had been introduced as of the Portfolio inception date.
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We calculate performance for the Equity Generator. We calculate the performance as a percentage by presuming a certain dollar value at the beginning of a period and comparing this dollar value with the dollar value based on historical performance at the end of that period. This percentage return assumes that there have been no withdrawals or other unrelated transactions.
We may state performance for the Divisions of the Income Annuity which reflect deduction of the Separate Account charge and investment-related charge, if accompanied by the annualized change in Annuity Unit Value.
We may demonstrate hypothetical values of income payments over a specified period based on historical net asset values of the Portfolios and the historical Annuity Unit Values and the applicable annuity purchase rate, either for an individual for whom the illustration is to be produced or based upon certain assumed factors (e.g., male, age 65). These presentations reflect the deduction of the maximum Separate Account charge and investment-related charge. If the presentation is for an individual, we may also provide a presentation that reflects the applicable (rather than the maximum) insurance-related charge, as well as the Annuity Unit Values and the investment-related charge.
We may assume that the Income Annuity was in existence prior to its inception date. When we do so, we calculate performance based on the historical performance of the underlying Portfolio for the period before the inception date of the Income Annuity and historical Annuity Unit Values.
We may also demonstrate hypothetical future values of income payments over a specified period based on assumed rates of return (which will not exceed 12% and which will include an assumption of 0% as well) for the Portfolios, hypothetical Annuity Unit Values and the applicable annuity purchase rate, either for an individual for whom the illustration is to be produced or based upon certain assumed factors (e.g., male, age 65). These presentations reflect the deduction of the maximum Separate Account charge and the average of investment-related charge. If the presentation is for an individual, we may also provide a presentation that reflects the applicable Separate Account charge (rather than the maximum), as well as the Annuity Unit Values and the investment-related charge.
An illustration should not be relied upon as a guarantee of future results.
Historical performance information should not be relied on as a guarantee of future performance results.
Past performance is no guarantee of future results.
Performance figures will vary among the various Deferred Annuities and Income Annuities as a result of different Separate Account charges and Early Withdrawal Charges.
Changes to Your Deferred Annuity or Income Annuity
We have the right to make certain changes to your Deferred Annuity or Income Annuity, but only as permitted by law. We make changes when we think they would best serve the interest of annuity Owners or would be appropriate in carrying out the purposes of the Deferred Annuity or Income Annuity. If the law requires, we will also get your approval and the approval of any appropriate regulatory authorities. Examples of the changes we may make include:
•	To operate the Separate Account in any form permitted by law.
•	To take any action necessary to comply with or obtain and continue any exemptions under the law (including favorable treatment under the Federal income tax laws) including limiting the number, frequency or types of transfers/reallocations transactions permitted.
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•	To transfer any assets in a Division to another Division, or to one or more separate accounts, or to our general account, or to add, combine or remove Divisions in the Separate Account.
•	To substitute for the Portfolio shares in any Division, the shares of another class of Brighthouse Trust I, Brighthouse Trust II or the shares of another investment company or any other investment permitted by law.
•	To change the way we assess charges, but without increasing the aggregate amount charged to the Separate Account and any currently available Portfolio in connection with the Deferred Annuities or Income Annuities.
•	To make any necessary technical changes in the Deferred Annuities or Income Annuities in order to conform with any of the above-described actions.
If any changes result in a material change in the underlying investments of a Division in which You have a balance or an allocation, we will notify You of the change. You may then make a new choice of Divisions. For Deferred Annuities issued in Pennsylvania (and Income Annuities where required by law), we will ask your approval before making any technical changes. We will notify you of any changes to the Separate Account.
Voting Rights
Based on our current view of applicable law, You have voting interests under your Deferred Annuity or Income Annuity concerning Brighthouse Trust I, Brighthouse Trust II, the Calvert Fund, Fidelity® VIP Funds or American Funds® proposals that are subject to a shareholder vote. Therefore, You are entitled to give us instructions for the number of shares which are deemed attributable to your Deferred Annuity or Income Annuity.
We will vote the shares of each of the underlying Portfolios held by the Separate Account based on instructions we receive from those having a voting interest in the corresponding Divisions. However, if the law or the interpretation of the law changes, we may decide to exercise the right to vote the Portfolio’s shares based on our own judgment.
You are entitled to give instructions regarding the votes attributable to your Deferred Annuity or Income Annuity in your sole discretion. Under Section 457(f) deferred compensation plans, Section 451 deferred fee arrangements, Section 451 deferred compensation plans, Section 457(e)(11) severance and death benefit plans and the TSA Deferred Annuity and Income Annuities under which the employer retains all rights, we will provide You with the number of copies of voting instruction soliciting materials that You request so that You may furnish such materials to participants who may give You voting instructions. Neither the Separate Account nor MetLife has any duty to inquire as to the instructions received or your authority to give instructions; thus, as far as the Separate Account, and any others having voting interests in respect of the Separate Account are concerned, such instructions are valid and effective.
There are certain circumstances under which we may disregard voting instructions. If we do not receive your voting instructions, we will vote your interest in the same proportion as represented by the votes we receive from other investors. The effect of this proportional voting is that a small number of Contract Owners or Annuitants may control the outcome of a vote. Shares of Brighthouse Trust I, Brighthouse Trust II, the Calvert Fund, Fidelity® VIP Funds or American Funds® that are owned by our general account or by any of our unregistered separate accounts will be voted in the same proportion as the aggregate of:
•	The shares for which voting instructions are received; and
•	The shares that are voted in proportion to such voting instructions.
However, if the law or the interpretation of the law changes, we may decide to exercise the right to vote the Portfolio’s shares based on our judgment.
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Who Sells the Deferred Annuities and Income Annuities
MetLife Investors Distribution Company (“MLIDC”) is the principal underwriter and distributor of the securities offered through this Prospectus. MLIDC, which is our affiliate, also acts as the principal underwriter and distributor of some of the other variable annuity contracts and variable life insurance policies we and our affiliated companies issue. We reimburse MLIDC for expenses MLIDC incurs in distributing the Deferred Annuities and Income Annuities (e.g., commissions payable to the retail broker-dealers who sell the Deferred Annuities and Income Annuities). MLIDC does not retain any fees under the Deferred Annuities and Income Annuities.
MLIDC’s principal executive offices are located at 200 Park Avenue, New York, NY 10166. MLIDC is registered as a broker-dealer with the SEC under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), as well as the securities commissions in the states in which it operates, and is a member of the Financial Regulatory Industry Authority (“FINRA”). FINRA provides background information about broker-dealers and their registered representatives through FINRA BrokerCheck. You may contact the FINRA BrokerCheck Hotline at 1-800-289-9999, or log on to www.finra.org. An investor brochure that includes information describing FINRA BrokerCheck is available through the Hotline or on-line.
The Deferred Annuities are sold through unaffiliated broker-dealers, registered with the SEC as broker-dealers under the Exchange Act and members of FINRA. The Deferred Annuities may also be sold through the mail, the Internet or by telephone.
There is no front-end sales load deducted from purchase payments to pay sales commissions. Distribution costs are recovered through the charges and deductions under the Deferred Annuities. MLIDC pays compensation based upon a “gross dealer concession” model. With respect to the Deferred Annuities, the gross dealer concession ranges from 0.75% to 3% of each purchase payment and, starting in the second Contract Year, 0.09% of the Account Value each year that the Contract is in force for servicing the Contract. With respect to Income Annuities, the gross dealer concession is 6% of the purchase payment and, starting in the second Contract Year, 0.18% of the amount available from which income payments are made for each year the Contract is in force for servicing the Income Annuity. Gross dealer concession may also be paid when the Contract is annuitized. The amount of this gross dealer concession credited upon an annuitization depends on several factors, including the number of years the Contract has been in force.
We may make payments to MLIDC that may be used for its operating and other expenses, including the following sales expenses: compensation and bonuses for MLIDC’s management team, advertising expenses, and other expenses of distributing the Contracts. MLIDC’s management team and registered representatives also may be eligible for non-cash compensation items that we may provide jointly with MLIDC. Non-cash items include conferences, seminars and trips (including travel, lodging and meals in connection therewith), entertainment, merchandise and other similar items. Broker-dealers pay their sales representatives all or a portion of the commissions received for their sales of the Contracts. Some firms may retain a portion of commissions. The amount that the broker-dealer passes on to its sales representatives is determined in accordance with its internal compensation programs. Those programs may also include other types of cash and non-cash compensation and other benefits. Sales representatives of these selling firms may also receive non-cash compensation pursuant to their firm’s guidelines directly from us or the distributor. We and our affiliates may also provide sales support in the form of training, sponsoring conferences, defraying expenses at vendor meetings, providing promotional literature and similar services. An unaffiliated broker-dealer or sales representative of an unaffiliated broker-dealer may receive different compensation for selling one product over another and/or may be inclined to favor one product provider over another product provider due to different compensation rates. Ask your sales representative (where
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applicable) for further information about what your sales representative (where applicable) and the broker-dealer for which he or she works may receive in connection with your purchase of a Contract.
From time to time, MetLife pays organizations, associations and non-profit organizations fees to sponsor MetLife’s variable annuity contracts. We may also obtain access to an organization’s members to market our variable annuity contracts. These organizations are compensated for their sponsorship of our variable annuity contracts in various ways. Primarily, they receive a flat fee from MetLife. We also compensate these organizations by our funding of their programs, scholarships, events or awards, such as a principal of the year award. We may also lease their office space or pay fees for display space at their events, purchase advertisements in their publications or reimburse or defray their expenses. In some cases, we hire organizations to perform administrative services for us, for which they are paid a fee based upon a percentage of the Account Values their members hold in the Contract. We also may retain finders and consultants to introduce MetLife to potential clients and for establishing and maintaining relationships between MetLife and various organizations. The finders and consultants are primarily paid flat fees and may be reimbursed for their expenses. We or our affiliates may also pay duly licensed individuals associated with these organizations cash compensation for the sales of the Contracts.
Withdrawals
We will normally pay withdrawal proceeds within seven days after receipt of a request for a withdrawal at your Administrative Office, but we may delay payment as permitted by law, under certain circumstances. (See “Valuation — Suspension of Payments”). We reserve the right to defer payment for a partial withdrawal, withdrawal or transfer from the Fixed Interest Account for the period permitted by law, but for not more than six months.
Financial Statements
Our financial statements and the financial statements of the Separate Account have been included in the SAI.
Your Spouse’s Rights
If You received your Contract through a qualified retirement plan and your plan is subject to ERISA (the Employee Retirement Income Security Act of 1974) and You are married, the income payments, withdrawal and loan provisions, and methods of payment of the death benefit under your Deferred Annuity or Income Annuity may be subject to your spouse’s rights.
If your benefit is worth $5,000 or less, your plan may provide for distribution of your entire interest in a lump sum without your spouse’s consent.
For details or advice on how the law applies to your circumstances, consult your tax adviser or attorney.
Any reference to “spouse” includes those persons who are married under state law, regardless of sex.
When We Can Cancel Your Deferred Annuity or Income Annuity
We may not cancel your Income Annuity.
We may cancel your Deferred Annuity only if we do not receive any purchase payments from You for 36 consecutive months and your Account Value is less than $2,000. Accordingly, no Contract will be terminated due solely to negative investment performance. We will only do so to the extent allowed by law. If we cancel a Deferred Annuity issued in New York, we will return the full Account Value. In all other cases, You will receive an amount equal to
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what You would have received if You had requested a total withdrawal of your Account Value. Early Withdrawal Charges may apply.
We may cancel your Non-Qualified Deferred Annuity for Section 457(f) deferred compensation plans, Section 451 deferred fee arrangements, Section 451 deferred compensation plans and Section 457(e)(11) severance and death benefit plans if we do not receive any purchase payments from You for 12 consecutive months and your Account Value is less than $15,000. Certain Deferred Annuities do not contain these cancellation provisions.
At our option, we may cancel certain TSA and PEDC Deferred Annuities if we determine that changes to your retirement plan would cause MetLife to pay more interest than we anticipated or to make more frequent payments than we anticipated in connection with the Fixed Interest Account. We may also cancel these Deferred Annuities, as legally permitted, if your retirement plan terminates or no longer qualifies as a tax sheltered arrangement. Also, the employer and MetLife may each cancel the Deferred Annuity upon 90 days notice to the other party.
We will not terminate any Contract where we keep records of your account if at the time the termination would otherwise occur the guaranteed amount under any death benefit is greater than the Account Value. For all other Contracts, we reserve the right to exercise this termination provision, subject to obtaining any required regulatory approvals. We will not exercise this provision under Contracts issued in New York. However, if your plan determines to terminate the Contract at a time when You have a guaranteed amount under any death benefit that is greater than the Account Value, You forfeit any guaranteed amount You have accrued under the death benefit upon termination of the Contract. The tax law may also restrict payment of surrender proceeds to participants under certain employer retirement plans prior to reaching certain permissible triggering events.
FEDERAL TAX CONSIDERATIONS
Introduction
The following information on taxes is a general discussion of the subject. It is not intended as tax advice. The Internal Revenue Code (“Code”) and the provisions of the Code that govern Deferred Annuities are complex and subject to change. The applicability of Federal income tax rules may vary with your particular circumstances. This discussion does not include all the Federal income tax rules that may affect You and your Contract or Deferred Annuity, as applicable. Nor does this discussion address other Federal tax consequences (such as estate and gift taxes, sales to foreign individuals or entities), or state or local tax consequences, which may affect your investment in the Contract or Deferred Annuity, as applicable. As a result, You should always consult a tax adviser for complete information and advice applicable to your individual situation.
When you invest in an annuity Contract, you usually do not pay taxes on your investment gains until you withdraw the money — generally for retirement purposes. Under current federal income tax law, the taxable portion of distributions from variable annuity contracts is taxed at ordinary income tax rates and does not qualify for the reduced tax rate applicable to long-term capital gains and dividends. If you invest in a variable annuity as part of an individual retirement plan, pension plan or employer-sponsored retirement program, your contract is called a Qualified Contract. If your annuity is independent of any formal retirement or pension plan, it is termed a Non-Qualified Contract. The tax rules applicable to Qualified Contracts vary according to the type of retirement plan and the terms and conditions of the plan.
We are not responsible for determining if your employer’s plan or arrangement satisfies the requirements of the Code and/or ERISA.
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We do not expect to incur Federal, state or local income taxes on the earnings or realized capital gains attributable to the Separate Account. However, if we do incur such taxes in the future, we reserve the right to charge amounts allocated to the Separate Account for these taxes.
To the extent permitted under Federal tax law, we may claim the benefit of the corporate dividends received deduction and of certain foreign tax credits attributable to taxes paid by certain of the Portfolio Companies to foreign jurisdictions.
Any Code reference to “spouse” includes those persons who enter into lawful marriages under state law, regardless of sex.
Non-Qualified Annuity Contracts
This discussion assumes the Contract or Deferred Annuity, as applicable is an annuity Contract for Federal income tax purposes that is not held in a tax qualified “plan” defined by the Code. Tax qualified plans include arrangements described in Code Sections 401(a), 401(k), 403(a),403(b) or tax sheltered annuities (“TSA”), 408 or “IRAs” (including SEP and SIMPLE IRAs), 408A or “Roth IRAs” or 457(b) or governmental 457(b) plans. Deferred Annuities owned through such plans are referred to below as “qualified” contracts.
Accumulation
Generally, an Owner of a non-qualified annuity Contract is not taxed on increases in the value of the Contract or Deferred Annuity, as applicable until there is a distribution from the Contract or Deferred Annuity, as applicable, i.e., surrender, partial withdrawal, income payment or commutation. This deferral of taxation on accumulated value in the Contract or Deferred Annuity, as applicable is limited to Deferred Annuities owned by or held for the benefit of “natural persons.” A Contract or Deferred Annuity, as applicable will be treated as held by a natural person if the nominal Owner is a trust or other entity which holds the Contract or Deferred Annuity, as applicable as an agent for the exclusive benefit of a natural person.
In contrast, a Contract or Deferred Annuity, as applicable owned or not treated as held by a “natural person,” such as a corporation, partnership, trust or other entity, will be taxed currently on the increase in accumulated value in the Contract or Deferred Annuity, as applicable in the year earned. Note that in this regard, an employer which is the Owner of an annuity Contract under a non-qualified deferred compensation arrangement for its employees, or otherwise, is considered a non-natural Owner and any annual increase in the Account Balance will be subject to current income taxation.
Surrenders or Withdrawals — Early Distribution
If You take a withdrawal from your Contract or Deferred Annuity, as applicable, or surrender your Contract or Deferred Annuity, as applicable prior to the date You commence taking annuity or “income” payments (the “Annuity Starting Date”), the amount You receive will be treated first as coming from earnings, if any, (and thus subject to income tax) and then from your purchase payments (which are not subject to income tax).
The portion of any withdrawal from an annuity Contract that is subject to income tax will also be subject to a 10% Federal income tax penalty for “early” distribution if such withdrawal is taken prior to You reaching age 59 1⁄2, unless an exception applies.
Exceptions include distributions made:
(a)	on account of your death or disability,
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(b)	as part of a series of substantially equal periodic payments payable for your life (or life expectancy) or joint lives (joint life expectancies) of You and your designated Beneficiary, or
(c)	under certain immediate income annuities providing for substantially equal payments made at least annually.
If You receive systematic payments that You intend to qualify for the “substantially equal periodic payments” exception noted above, any modifications (except due to death or disability) to your payment before age 59 1⁄2 or within five years after beginning these payments, whichever is later, will result in the retroactive imposition of the 10% Federal income tax penalty with interest. Such modifications may include but are not limited to additional purchase payments to the Contract (including tax-free or rollovers) and additional withdrawals from the Contract or Deferred Annuity, as applicable.
For non-qualified Contracts, amounts received under the exercise of a partial withdrawal may be fully included in taxable income. The entire amount of the withdrawal could be treated as taxable income. Exercise of a withdrawal feature may adversely impact the amount of subsequent payments which can be treated as a nontaxable return of investment.
If your Contract or Deferred Annuity, as applicable has been purchased with an Optional Two Year Withdrawal Feature or is for a guaranteed period only (term certain) annuity, and is terminated as a result of the exercise of the withdrawal feature, the taxable portion of the payment will generally be the excess of the proceeds received over your remaining after-tax purchase payment.
Treatment of Separate Account Charges
It is possible that at some future date the Internal Revenue Service (“IRS”) may consider that Contract or Deferred Annuity, as applicable charges attributable to certain guaranteed death benefits and certain living benefits are to be treated as distributions from the Contract or Deferred Annuity, as applicable to pay for such non-annuity benefits. Currently, these charges are considered to be an intrinsic part of the Contract or Deferred Annuity, as applicable and we do not report these as taxable income. However, if this treatment changes in the future, the charge could also be subject to a 10% Federal income tax penalty as an early distribution, as described above.
Guaranteed Withdrawal Benefits (where applicable)
If You have purchased the Guaranteed Withdrawal Benefit I, Enhanced Guaranteed Withdrawal Benefit or Lifetime Withdrawal Guarantee, where otherwise made available, note the following:
The tax treatment of withdrawals under such a benefit is uncertain. It is conceivable that the amount of potential gain could be determined based on the remaining amount guaranteed to be available for withdrawal at the time of the withdrawal if greater than the Account Balance (prior to Withdrawal Charges). This could result in a greater amount of taxable income in certain cases. In general, at the present time, MetLife intends to report such withdrawals using the Account Balance rather than the remaining benefit to determine gain. However, in cases where the maximum permitted withdrawal in any year under any version of the GWB exceeds the Account Balance, the portion of the withdrawal treated as taxable gain (not to exceed the amount of the withdrawal) should be measured as the difference between the maximum permitted withdrawal amount under the benefit and the remaining after-tax basis immediately preceding the withdrawal. Consult your tax adviser.
In the event that the Account Balance goes to zero, and either the Remaining Guaranteed Withdrawal Amount is paid out in fixed installments or the Annual Benefit Payment is paid for life, we will treat such payments as income
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annuity payments under the tax law and allow recovery of any remaining basis ratably over the expected number of payments. (See “Taxation of Payments in Annuity Form” below.)
MetLife reserves the right to change its tax reporting practices where we determine that they are not in accordance with Federal income tax rules and/or IRS guidance (whether formal or informal).
Aggregation
If You purchase two or more Contracts or Deferred Annuities, as applicable from MetLife (or its affiliates) during the same calendar year, the law requires that all such Contracts must be treated as a single Contract for purposes of determining whether any payments not received as an annuity (e.g., withdrawals) will be includible in income. Aggregation could affect the amount of a withdrawal that is taxable and subject to the 10% Federal income tax penalty described above. Since the IRS may require aggregation in other circumstances as well, You should consult a tax adviser if You are purchasing more than one annuity Contract from the same insurance company in a single calendar year. Aggregation does not affect distributions paid in the form of an annuity (see “Taxation of Payments in Annuity Form” below).
Exchanges/Transfers
The annuity Contract may be exchanged tax-free in whole or in part for another annuity contract or a long-term care insurance policy. The partial exchange of an annuity contract may be a tax-free transaction provided that, among other prescribed IRS conditions, no amounts are distributed from either contract involved in the exchange for 180 days following the date of the exchange – other than annuity payments made for life, joint lives, or for a term of 10 years or more. Otherwise, a withdrawal or “deemed” distribution may be includible in your taxable income (plus a 10% Federal income tax penalty) to the extent that the accumulated value of your annuity exceeds your investment in the Contract or Deferred Annuity, as applicable (your “gain”). Some of the ramifications of a partial exchange remain unclear. If the annuity Contract is exchanged in part for an additional annuity contract, a distribution from either contract may be taxable to the extent of the combined gain attributable to both contracts, or only to the extent of your gain in the contract from which the distribution is paid. It is not clear whether these rules apply to a partial exchange involving long-term care contracts. Consult your tax adviser prior to a partial exchange.
A transfer of Ownership of the Contract or Deferred Annuity, as applicable, or the designation of an Annuitant or other Beneficiary who is not also the Owner, may result in income or gift tax consequences to the Owner. You should consult your tax adviser if You are considering such a transfer or assignment.
Death Benefits
The death benefit is taxable to the recipient in the same manner as if paid to the Owner (under the rules for withdrawals or income payments, whichever is applicable).
After your death, any death benefit determined under the Contract or Deferred Annuity, as applicable must be distributed in accordance with Section 72(s) of the Code. The method of distribution that is required depends on whether You die before or after the Annuity Starting Date.
If You die on or after the Annuity Starting Date, the remaining portion of the interest in the Contract or Deferred Annuity, as applicable must be distributed at least as rapidly as under the method of distribution being used as of the date of death.
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If You die before the Annuity Starting Date, the entire interest in the Contract or Deferred Annuity, as applicable must be distributed within five (5) years after the date of death, or as periodic payments over a period not extending beyond the life or life expectancy of the designated Beneficiary (provided such payments begin within one year of your death) and the Beneficiary must be a natural person. Naming a non-natural person, such as a trust or estate, as a designated beneficiary, may eliminate the ability to stretch the payment over an individual’s life or life expectancy, and may also eliminate the ability to continue these benefits beyond the otherwise allowed payout period under the Code. If a non-natural person, such as a trust, is the owner of a non-qualified contract, the distribution on death rules under the Code may require payment to begin earlier than expected and may impact the usefulness of death benefit features.
Additionally, if the annuity is payable to (or for the benefit of) your surviving spouse, that portion of the Contract or Deferred Annuity, as applicable may be continued with your spouse as the Owner.
For Deferred Annuities owned by a non-natural person, the required distribution rules apply upon the death or change in the primary Annuitant. If there is more than one Annuitant of a Contract or Deferred Annuity, as applicable held by a non-natural person, then such required distributions will be triggered by the death of the first co-Annuitant.
Investor Control
In certain circumstances, Owners of variable annuity non-qualified contracts have been considered to be the Owners of the assets of the underlying Separate Account for Federal income tax purposes due to their ability to exercise investment control over those assets. When this is the case, the Owners have been currently taxed on income and gains attributable to the variable account assets. There is little guidance in this area, and some features of the Contract or Deferred Annuity, as applicable, such as the number of Portfolio Companies available and the flexibility of the Owner to allocate purchase payments and transfer amounts among the Divisions have not been addressed. While we believe that the Contract or Deferred Annuity, as applicable does not give the Owner investment control over Separate Account assets, we reserve the right to modify the Contract or Deferred Annuity, as applicable as necessary to prevent an Owner from being treated as the Owner of the Separate Account assets supporting the Contract or Deferred Annuity, as applicable.
Taxation of Payments in Annuity Form
Payments received from the Contract or Deferred Annuity, as applicable in the form of an annuity are taxed differently depending on whether You select a fixed or variable payment option. For fixed annuity payments, payments are taxable as ordinary income to the extent they exceed the portion of the payment determined by applying the exclusion ratio to the entire payment. The exclusion ratio is determined at the time the Contract or Deferred Annuity, as applicable is annuitized (i.e., the accumulated value is converted to an annuity form of distribution). Generally, the applicable exclusion ratio is your investment in the Contract or Deferred Annuity, as applicable divided by the total payments You expect to receive based on IRS factors, such as the form of annuity and mortality. The exclusion ratio is applied to each fixed annuity payment to determine the portion that is a non-taxable return of investment in the Contract or Deferred Annuity, as applicable and it is excludable from your taxable income until your investment in the Contract or Deferred Annuity, as applicable is fully recovered.
Variable annuity payments are expected to fluctuate and the amount You may receive is uncertain. Variable annuity payments are taxable as ordinary income to the extent they exceed the portion of each annuity payment that is determined to be a non-taxable return of your investment in the Contract. The non-taxable return of your investment in the Contract is determined by dividing the investment in the Contract (with adjustment) by the
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number of years over which it is anticipated the annuity will be paid. In general, your investment in the Contract is recovered pro-rata over the expected payment period.
We will make this calculation for You. However, it is possible that the IRS could conclude that the taxable portion of income payments under a non-qualified Contract is an amount greater — or less — than the taxable amount determined by us and reported by us to You and the IRS.
Once You have recovered the investment in the Contract or Deferred Annuity, as applicable, further annuity payments are fully taxable.
If You die before your investment in the Contract or Deferred Annuity, as applicable is fully recovered, the balance of your investment may be deducted on your last tax return, or if annuity payments continue after your death, the balance may be recovered by your Beneficiary.
The IRS has not furnished explicit guidance as to how the excludable amount is to be determined each year under variable income annuities that permit transfers between a fixed annuity option and variable investment options, as well as transfers between investment options after the Annuity Start Date.
Once annuity payments have commenced, You may not be able to transfer to another non-qualified annuity contract or a long-term care contract as part of a tax-free exchange.
If the Contract or Deferred Annuity, as applicable allows, You may elect to convert less than the full value of your Contract or Deferred Annuity, as applicable to an annuity form of pay-out (i.e., “partial annuitization.”) In this case, your investment in the Contract or Deferred Annuity, as applicable will be pro-rated between the annuitized portion of the Contract or Deferred Annuity, as applicable and the deferred portion. An exclusion ratio or excludable amount will apply to the annuity payments as described above, provided the annuity form You elect is payable for at least 10 years or for the life of one or more individuals.
The federal income tax treatment of an annuity payment option that contains a commutation feature (i.e., an annuity payment option that permits the withdrawal of a commuted value) is uncertain. Specifically, it is possible that (a) all payments made under the annuity payment option will be taxed as withdrawals, on an income-first basis, rather than as annuity payments, a portion of which would be excludable from income as a return of investment in the contract, or (b) the ability to fully recover the investment in the contract over the annuity payment period may be limited due to the reduction or elimination of future annuity payments that would have each had an excludable amount.
Additionally, it is uncertain whether the exercise of a commutation feature under a joint and survivor variable life annuity payment option constitutes an exchange into a Contract or Deferred Annuity, as applicable, thus requiring payout of any remaining interest in the Contract or Deferred Annuity, as applicable within five years of an Owner’s death (or the primary annuitant’s death where the Owner is not a natural person) or over the designated beneficiary’s life (or over a period no longer than the beneficiary’s remaining life expectancy) with such payments beginning within 12 months of the date of death if an Owner dies during the certain period for such payout option. Accordingly, we reserve the right to restrict the availability of the commutation feature or to require the value of all remaining income payments be paid to the designated beneficiary or to the surviving joint annuitant, as the case may be, in a lump sum after proof of an Owner’s death (or of a primary annuitant’s death, where the owner is not a natural person) during the certain period to comply with these tax law requirements.
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3.8% Tax on Net Investment Income
Federal tax law imposes a 3.8% Medicare tax on the lesser of:
(1)	the taxpayer’s “net investment income” (from non-qualified annuities, interest, dividends, and other investments, offset by specified allowable deductions), or
(2)	the taxpayer’s modified adjusted gross income in excess of a specified income threshold ($250,000 for married couples filing jointly and qualifying widows, $125,000 for married couples filing separately, and $200,000 for single filers).
“Net investment income” in Item 1 above does not include distributions from tax qualified plans, (i.e., arrangements described in Code Sections 401(a), 403(a), 403(b), 408, 408A or 457(b)), but such income will increase modified adjusted gross income in Item 2 above.
You should consult your tax adviser regarding the applicability of this tax to income under your annuity Contract.
Puerto Rico Tax Considerations
The Puerto Rico Internal Revenue Code of 2011 (the “2011 PR Code”) taxes distributions from non-qualified annuity contracts differently than in the U.S.
Distributions that are not in the form of an annuity (including partial surrenders and period certain payments) are treated under the 2011 PR Code first as a return of investment. Therefore, a substantial portion of the amounts distributed generally will be excluded from gross income for Puerto Rico tax purposes until the cumulative amount paid exceeds your tax basis.
The amount of income on annuity distributions in annuity form (payable over your lifetime) is also calculated differently under the 2011 PR Code. Since the U.S. source income generated by a Puerto Rico bona fide resident is subject to U.S. income tax and the IRS issued guidance in 2004 which indicated that the income from an annuity contract issued by a U.S. life insurer would be considered U.S. source income, the timing of recognition of income from an annuity contract could vary between the two jurisdictions. Although the 2011 PR Code provides a credit against the Puerto Rico income tax for U.S. income taxes paid, an individual may not get full credit because of the timing differences.
You should consult with a personal tax adviser regarding the tax consequences of purchasing an annuity Contract and/or any proposed distribution, particularly a partial distribution or election to annuitize if You are a resident of Puerto Rico.
Qualified Annuity Contracts
Introduction
The Contract or Deferred Annuity, as applicable may be purchased through certain types of retirement plans that receive favorable treatment under the Code (“tax qualified plans”). Tax-qualified plans include arrangements described in Code Sections 401(a), 401(k), 403(a), 403(b) or tax sheltered annuities (“TSA”), 408 or “IRAs” (including SEP and SIMPLE IRAs), 408A or “Roth IRAs” or 457 (b) nongovernmental or 457(b) governmental plans. Extensive special tax rules apply to qualified plans and to the annuity Contracts used in connection with these plans. Therefore, the following discussion provides only general information about the use of the Contract or Deferred Annuity, as applicable with the various types of qualified plans. Adverse tax consequences may result if
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You do not ensure that contributions, distributions and other transactions with respect to the Contract or Deferred Annuity, as applicable comply with the law.
The rights to any benefit under the plan will be subject to the terms and conditions of the plan itself as well as the terms and conditions of the Contract or Deferred Annuity, as applicable.
We exercise no control over whether a particular retirement plan or a particular contribution to the plan satisfies the applicable requirements of the Code, or whether a particular individual is entitled to participate or benefit under a plan.
All qualified plans and arrangements receive tax deferral under the Code. Since there are no additional tax benefits in funding such retirement arrangements with an annuity, there should be reasons other than tax deferral for acquiring the annuity within the plan. Such non-tax benefits may include additional insurance benefits, such as the availability of a guaranteed income for life.
A Contract or Deferred Annuity, as applicable may also be available in connection with an employer’s non-qualified deferred compensation plan or qualified governmental excess benefit arrangement to provide benefits to certain employees in the plan. The tax rules regarding these plans are complex; please consult your tax adviser about your particular situation.
Treatment of Separate Account Charges
It is possible that at some future date the Internal Revenue Service (“IRS”) may consider that Contract charges attributable to certain guaranteed death benefits and certain living benefits are to be treated as distributions from the Contract to pay for such non-annuity benefits. Currently, these charges are considered to be an intrinsic part of the Contract and we do not report these as taxable income. However, if this treatment changes in the future, the charge could also be subject to a 10% Federal income tax penalty as an early distribution.
Accumulation
The tax rules applicable to qualified plans vary according to the type of plan and the terms and conditions of the plan itself. Both the amount of the contribution that may be made and the tax deduction or exclusion that You may claim for that contribution under qualified plans are limited under the Code. See the SAI for a description of qualified plan types and annual current contribution limitations which are subject to change from year-to-year.
Purchase payments or contributions to IRAs or tax qualified retirement plans of an employer may be taken from current income on a before tax basis or after tax basis. Purchase payments made on a “before tax” basis entitle You to a tax deduction or are not subject to current income tax. Purchase payments made on an “after tax” basis do not reduce your taxable income or give You a tax deduction. Contributions may also consist of transfers or rollovers as described below and are not subject to the annual limitations on contributions.
The Contract or Deferred Annuity, as applicable will accept as a single purchase payment a transfer or rollover from another IRA or rollover from an eligible retirement plan of an employer (i.e., 401(a), 401(k), 403(a), 403(b) or governmental 457(b) plan.) It will also accept a rollover or transfer from a SIMPLE IRA after the taxpayer has participated in such arrangement for at least two years. As part of the single purchase payment, the IRA Contract will also accept an IRA contribution subject to the Code limits for the year of purchase.
For income annuities established as “pay-outs” of SIMPLE IRAs, the Contract or Deferred Annuity, as applicable will only accept a single purchase payment consisting of a transfer or rollover from another SIMPLE IRA.
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For income annuities established in accordance with a distribution option under a retirement plan of an employer (e.g., 401(a), 401(k), 403(a), 403(b) or 457(b) or nongovernmental 457(b) plan), the Contract or Deferred Annuity, as applicable will only accept as its single purchase payment a transfer from such employer retirement plan.
Taxation of Annuity Distributions
If contributions are made on a “before tax” basis, You generally pay income taxes on the full amount of money You receive under the Contract or Deferred Annuity, as applicable. Withdrawals attributable to any after-tax contributions are basis in the Contract or Deferred Annuity, as applicable and not subject to income tax (except for the portion of the withdrawal allocable to earnings, if any).
Under current Federal income tax rules, the taxable portion of distributions under annuity contracts and qualified plans (including IRAs) is not eligible for the reduced tax rate applicable to long-term capital gains and qualifying dividends.
If You meet certain requirements, your Roth IRA, Roth 403(b) and Roth 401(k) earnings can be received free of Federal income taxes.
With respect to IRA Contracts, we will withhold a portion of the taxable amount of your withdrawal for income taxes, unless You elect otherwise. The amount we will withhold is determined by the Code.
Guaranteed Withdrawal Benefits (where applicable)
If You have purchased the Lifetime Withdrawal Guarantee benefit (“LWG”), where otherwise made available, note the following:
In determining your required minimum distribution each year, the actuarial value of this benefit as of the prior December 31 must be taken into account in addition to the Account Balance of the Contract or Deferred Annuity, as applicable.
If You have purchased the GWB I, Enhanced GWB or LWG, where otherwise made available, note the following:
The tax treatment of withdrawals under such a benefit is uncertain. It is conceivable that the amount of potential gain could be determined based on the remaining amount guaranteed to be available for withdrawal at the time of the withdrawal if greater than the Account Balance (prior to Withdrawal Charges). This could result in a greater amount of taxable income in certain cases. In general, at the present time, MetLife intends to report such withdrawals using the Account Balance rather than the remaining benefit to determine gain. However, in cases where the maximum permitted withdrawal in any year under any version of the Guaranteed Withdrawal Benefit exceeds the Account Balance, the portion of the withdrawal treated as taxable gain (not to exceed the amount of the withdrawal) should be measured as the difference between the maximum permitted withdrawal amount under the benefit and the remaining after-tax basis immediately preceding the withdrawal. Consult your tax adviser.
In the event that the Account Balance goes to zero, and either the Remaining Guaranteed Withdrawal Amount is paid out in fixed installments or the Annual Benefit Payment is paid for life, we will treat such payments as income annuity payments under the tax law and allow recovery of any remaining basis ratably over the expected number of payments.
MetLife reserves the right to change its tax reporting practices where we determine that they are not in accordance with Federal income tax rules and/or IRS guidance (whether formal or informal).
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Withdrawals Prior to Age 59 1⁄2
A taxable withdrawal from a qualified plan which is subject to income tax may also be subject to a 10% Federal income tax penalty for “early” distribution if taken prior to age 59 1⁄2, unless an exception applies. The penalty rate is 25% for SIMPLE plan Deferred Annuities if the withdrawal occurs within the first 2 years of your participation in the plan.
These exceptions include but are not limited to withdrawals made:
(a)	on account of your death or disability, or
(b)	as part of a series of substantially equal periodic payments payable for your life (or life expectancy) or joint lives (or life expectancies) of You and your designated Beneficiary and You are separated from employment.
If You receive systematic payments that You intend to qualify for the “substantially equal periodic payments” exception noted above, any modifications (except due to death or disability) to your payment before age 59 1⁄2 or within five years after beginning these payments, whichever is later, will result in the retroactive imposition of the 10% Federal income tax penalty with interest (25% for certain SIMPLE plan withdrawals). Such modifications may include but are not limited to additional purchase payments to the Contract or Deferred Annuity, as applicable (including tax-free transfers or rollovers) and additional withdrawals from the Contract or Deferred Annuity, as applicable.
The 10% Federal income tax penalty on early distribution does not apply to governmental 457(b) plan Contracts. However, it does apply to distributions from 457(b) plans of employers which are state or local governments to the extent that the distribution is attributable to rollovers accepted from other types of eligible retirement plans.
In addition to death, disability and as part of a series of substantially equal periodic payments as indicated above, a withdrawal or distribution from an IRA (including SEPs and SIMPLEs and Roth IRAs) will avoid the penalty (1) if the distribution is to pay deductible medical expenses; (2) if the distribution is to pay IRS levies (and made after December 31, 1999); (3) if the distribution is used to pay for medical insurance (if You are unemployed), qualified higher education expenses, or for a qualified first time home purchase up to $10,000.
Other exceptions may be applicable under certain circumstances and special rules may apply or may become applicable in connection with the exceptions enumerated above. You should consult with your tax advisor for further details.
Rollovers
Your Contract or Deferred Annuity, as applicable is non-forfeitable (i.e., not subject to the claims of your creditors) and non-transferable (i.e., You may not transfer it to someone else).
Nevertheless, Contracts held in certain employer plans subject to ERISA may be transferred in part pursuant to a QDRO.
Under certain circumstances, You may be able to transfer amounts distributed from your Contract or Deferred Annuity, as applicable to another eligible retirement plan or IRA. Federal tax law limits You to making only one rollover from an IRA in any 12 month period and the limit is applied across all IRAs that You own. For 457(b) plans maintained by non-governmental employers, if certain conditions are met, amounts may be transferred into another 457(b) plan maintained by a non-governmental employer.
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You may make rollovers and direct transfers into your SIMPLE IRA annuity contract from another SIMPLE IRA annuity contract or account. Rollovers from another qualified plan can generally be made to your SIMPLE IRA after you have participated in the SIMPLE IRA for at least two years. Rollovers and direct transfers from a SIMPLE IRA can only be made to another SIMPLE IRA or account during the first two years that You participate in the SIMPLE IRA plan. After this two year period, rollovers and transfers may be made from your SIMPLE IRA into a Traditional IRA or account, as well as into another SIMPLE IRA.
Generally, a distribution may be eligible for rollover but certain types of distributions cannot be rolled over, such as distributions received:
(a)	to meet minimum distribution requirements,
(b)	for financial hardship, or
(c)	for a period of ten or more years or for life.
20% Withholding on Eligible Rollover Distributions
For certain qualified employer plans, we are required to withhold 20% of the taxable portion of your withdrawal that constitutes an “eligible rollover distribution” for Federal income taxes. The amount we withhold is determined by the Code. You may avoid withholding if You directly transfer a withdrawal from this Contract or Deferred Annuity, as applicable to another qualified plan or IRA. Similarly, You may be able to avoid withholding on a transfer into the Contract or Deferred Annuity, as applicable from an existing qualified plan You may have with another provider by arranging to have the transfer made directly to us. For taxable withdrawals that are not “eligible rollover distributions,” the Code imposes different withholding rules to determine the withholding percentage.
Death Benefits
The death benefit is taxable to the recipient in the same manner as if paid to the Owner or plan participant (under the rules for withdrawals or income payments, whichever is applicable).
CONTRACTS ANNUITIZED AFTER 12/20/19 AND DEATHS OCCURRING AFTER 12/31/19
Distributions required from a qualified Contract following Your death must be distributed to designated Beneficiaries within ten (10) years after the date of death. This distribution period applies regardless of whether You die before, on, or after the Annuity Start Date, unless the designated Beneficiary is an Eligible Designated Beneficiary (EDB).
An Eligible Designated Beneficiary is an individual who, on the date of death, is:
(1)	Your surviving spouse;
(2)	Your child who has not yet reached the age of majority (as defined by federal tax law);
(3)	a chronically ill individual as defined by the Code; or
(4)	any other individual who is not more than ten (10) years younger than You.
An Eligible Designated Beneficiary may receive the remaining portion of the interest in the Contract over his/her life or life expectancy, beginning in the year following the year of death.
If your contract permits, your Eligible Designated Beneficiary spouse may delay the start of these payments until December 31 of the year You would have reached age 72 (70 1⁄2 if you were 70 1⁄2 before January 1, 2020).
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Following the death of an Eligible Designated Beneficiary, the remaining interest in the Contract must be distributed within ten (10) years. In addition, a child who is an Eligible Designated Beneficiary because he or she has not yet reached the age of majority must have the remaining interest in the Contract fully distributed within ten (10) years after reaching the age of majority.
Your spouse may elect to roll over the death proceeds into another eligible retirement plan in which he or she participates, if permitted under the receiving plan, he or she may elect to roll over the death proceeds into his or her own IRA, or he or she may elect to transfer the death proceeds into an inherited IRA.
If your Beneficiary is not your spouse and your plan and Contract or Deferred Annuity, as applicable permit, your Beneficiary may be able to roll over the death proceeds via a direct trustee-to-trustee transfer into an inherited IRA. However, a non-spouse Beneficiary may not treat the inherited IRA as his or her own IRA.
NON-DESIGNATED BENEFICIARIES
Distributions required from a qualified Contract following your death must generally be distributed to Non-designated beneficiaries (for example, charitable organizations or nonqualified trusts) within five (5) years of the date of death. However, if your death occurs after the Required Beginning Date, the benefits may be paid out to the non-designated beneficiary at least as rapidly as under the method of distribution being used as of the date of death.
Required Minimum Distributions
Generally, You must begin receiving amounts from your retirement plan by April 1 following the latter of:
(a)	the calendar year in which You reach age 72 (70 1⁄2 if you were 70 1⁄2 before January 1, 2020), or
(b)	the calendar year You retire, provided You do not own more than 5% of the outstanding stock, capital, or profits of your employer.
For IRAs (including SEPs and SIMPLEs), You must begin receiving withdrawals by April 1 of the year after You reach age 72 (70 1⁄2 if you were 70 1⁄2 before January 1, 2020) even if You have not retired.
Your required minimum distribution request must be in Good Order and payment must be processed by MetLife prior to the due date (generally the end of the calendar year or April 1st of the year You reach age 72 (70 1⁄2 if you were 70 1⁄2 before January 1, 2020) in order to satisfy the requirement for the applicable tax year.
A tax penalty of 50% applies to the shortfall of any required minimum distributions You fail to receive.
You may not satisfy minimum distributions for one employer’s qualified plan (i.e., 401(a), 403(a), 457(b)) with distributions from another qualified plan of the same or a different employer. However, an aggregation rule does apply in the case of IRAs (including SEPs and SIMPLEs) or 403(b) plans. The minimum required distribution is calculated with respect to each IRA, but the aggregate distribution may be taken from any one or more of your IRAs/SEPs. Similarly, the amount of required minimum distribution is calculated separately with respect to each 403(b) arrangement, but the aggregate amount of the required distribution may be taken from any one or more of your 403(b) plan contracts. For SIMPLE IRAs, the aggregate amount of the required distribution may be taken from any one or more of your SIMPLE IRAs.
Complex rules apply to the calculation of minimum distributions. In general, income tax regulations permit income payments to increase based not only with respect to the investment experience of the portfolios but also with respect to actuarial gains.
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The regulations also require that the value of benefits under a Contract or Deferred Annuity, as applicable including certain death benefits in excess of Account Balance must be added to the amount credited to your account in computing the amount required to be distributed over the applicable period. We will provide You with additional information regarding the amount that is subject to minimum distribution under this rule. You should consult your own tax adviser as to how these rules affect your own distribution under this rule.
If You intend to receive your minimum distributions which are payable over the joint lives of You and a Beneficiary who is not your spouse (or over a period not exceeding the joint life expectancy of You and your non-spousal Beneficiary), be advised that Federal tax rules may require that payments be made over a shorter period or may require that payments to the Beneficiary be reduced after your death to meet the minimum distribution incidental benefit rules and avoid the 50% excise tax. You should consult your own tax adviser as to how these rules affect your own Contract or Deferred Annuity, as applicable.
Required minimum distribution rules that apply to other types of IRAs while You are alive do not apply to Roth IRAs. However, in general, the IRA post-death rules with respect to minimum distributions do apply to beneficiaries of Roth IRAs.
Additional Information regarding IRAs
Purchase Payments
Except for permissible rollovers and direct transfers, purchase payments for individuals are limited in the aggregate to the lesser of 100% of compensation or the deductible amount established each year under the Code. A purchase payment up to the deductible amount can also be made for a non-working spouse provided the couple’s compensation is at least equal to their aggregate contributions. If you have compensation, you can continue to make purchase payments after beginning required minimum distributions. Individuals age 50 and older are permitted to make additional “catch-up” contributions if they have sufficient compensation. If You or your spouse are an active participant in a retirement plan of an employer, your deductible contributions may be limited. If You exceed purchase payment limits You may be subject to a tax penalty.
Roth IRA purchase payments for individuals are non-deductible (made on an “after tax” basis) and are limited to the lesser of 100% of compensation or the annual deductible IRA amount. Individuals age 50 and older can make an additional “catch-up” purchase payment each year (assuming the individual has sufficient compensation). You may contribute up to the annual purchase payment limit if your modified adjusted gross income does not exceed certain limits. If You exceed purchase payment limits, You may be subject to a tax penalty.
Withdrawals
If and to the extent that Traditional IRA purchase payments are made on an “after tax” basis, withdrawals would be included in income except for the portion that represents a return of non-deductible purchase payments. This portion is generally determined based upon the ratio of all non-deductible purchase payments to the total value of all your Traditional IRAs (including SEP IRAs and SIMPLE IRAs). We withhold a portion of the amount of your withdrawal for income taxes, unless You elect otherwise. The amount we withhold is determined by the Code.
Generally, withdrawal of earnings from Roth IRAs are free from Federal income tax if (1) they are made at least five taxable years after the tax year for which you made your first purchase payment to a Roth IRA; and (2) they are made on or after the date You reach age 59 1⁄2 or upon your death, disability or for a qualified first-home purchase (up to $10,000). Withdrawals from a Roth IRA are made first from purchase payments and then from earnings. We may be required to withhold a portion of your withdrawal for income taxes, unless You elect otherwise. The amount will be determined by the Code.
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Conversion
Traditional IRAs may be converted to Roth IRAs. Except to the extent You have non-deductible contributions, the amount converted from an existing Traditional IRA into a Roth IRA is taxable. Generally, the 10% Federal income tax penalty does not apply. However, the taxable amount to be converted must be based on the fair market value of the entire annuity contract being converted into a Roth IRA. Such fair market value, in general, is to be determined by taking into account the value of all benefits (both living benefits and death benefits) in addition to the Account Balance; as well as adding back certain loads and charges incurred during the prior twelve month period. Your Contract or Deferred Annuity, as applicable may include such benefits and applicable charges. Accordingly, if You are considering such conversion of your annuity Contract, please consult your tax adviser. The taxable amount may exceed the Account Balance at the date of conversion.
A conversion from a traditional IRA, SEP or SIMPLE to a Roth IRA made on or after January 1, 2018 cannot be recharacterized. Please consult your tax adviser.
Additional Information regarding TSA (ERISA and non-ERISA) 403(b)
Special Rules Regarding Exchanges
In order to satisfy tax regulations, contract exchanges within a 403(b) plan must, at a minimum, meet the following requirements: (1) the plan must allow the exchange; (2) the exchange must not result in a reduction in a Participant’s or a Beneficiary’s accumulated benefit: (3) the receiving contract includes distribution restrictions that are no less stringent than those imposed on the contract being exchanged; and (4) if the issuer receiving the exchanges is not part of the plan, the employer enters into an agreement with the issuer to provide information to enable the contract provider to comply with Code requirements. Such information would include details concerning severance from employment, hardship withdrawals, loans and tax basis. You should consult Your tax or legal counsel for any advice relating to Contract exchanges or any other matter relating to these regulations.
Withdrawals
If You are under age 59 1⁄2, You generally cannot withdraw money from your 403(b) Contract unless the withdrawal:
a)	Relates to purchase payments made prior to 1989 and pre-1989 earnings on those purchase payments;
b)	Is exchanged to another permissible investment under your 403(b) plan;
c)	Relates to contributions to an annuity contract that are not salary reduction elective deferrals, if Your plan allows it;
d)	Occurs after You die, leave Your job or become disabled (as defined by the Code);
e)	Is for financial hardship (but only to the extent of elective deferrals), if Your plan allows it;
f)	Relates to distributions attributable to certain 403(b) plan terminations, if the conditions of the Code are met;
g)	Relates to rollover or after-tax contributions; or
h)	Is for the purchase of permissive service credit under a governmental defined benefit plan.
In addition, a Section 403(b) Contract is permitted to distribute retirement benefits attributable to pre-tax contributions other than elective deferrals to the participant no earlier than upon the earlier of the participant’s severance from employment or upon the prior occurrence of some event, such as after a fixed number of years, the attainment of a stated age or disability.
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Other exceptions may apply or become applicable under certain circumstances and special rules may be applicable in connection with the exceptions enumerated above.
Distinction for Puerto Rico Code
An annuity Contract may be purchased by an employer for an employee under a qualified pension, profit sharing, stock bonus, annuity, or a “cash or deferred” arrangement plan established pursuant to Section 1081.01 of the 2011 PR Code. To be tax qualified under the 2011 PR Code, a plan must comply with the requirements of Section 1081.01(a) of the 2011 PR Code which includes certain participation requirements, among other requirements. A trust created to hold assets for a qualified plan is exempt from tax on its investment income.
A Puerto Rico qualified retirement plan trust may be exempted from income taxation pursuant to 2011 PR Code Section 1081.01 and Section 1022(i) of the Employee Retirement Income Security Act of 1974, as amended (ERISA). If a variable annuity contract is acquired by said trust, the earnings accumulated or distributed under such contract or any income realized from the sale or exchange of the contract may not be subject to current income taxation due to the income tax exemption that the trust is entitled to. Whether a Puerto Rico retirement plan trust is qualified under 2011 PR Code Section 1081.01 depends on the facts and circumstances of each case. Each fiduciary of a Puerto Rico retirement plan should ascertain the qualified status of the retirement plan trust, and thus, that it enjoys the benefits of income tax exemption before investing in the variable annuity contract.
Contributions
The employer is entitled to a current income tax deduction for contributions made to a qualified plan, subject to statutory limitations on the amount that may be contributed each year. The plan contributions by the employer are not required to be included in the current income of the employee.
Distributions
Any amount received or made available to the employee under the qualified plan is generally includible in the gross income of the employee in the taxable year in which received or made available. However, Lump-sum proceeds from a Puerto Rico qualified retirement plan due to separation from service will generally be taxed at a 20% capital gain tax rate to be withheld at the source for distributions made before January 1, 2018. For distributions occurring after December 31, 2017 but before January 1, 2019, a 20% ordinary income tax rate may have applied to the total distribution if the payor withheld the 10% tax prescribed by the statute and deposited the withheld amount with the Puerto Rico Treasury within the required time frame required by the 2011 PR Code. However, the distribution of benefits in one lump-sum payment due to separation of employment or termination of a retirement plan occurring on or after January 1, 2019 will be treated as ordinary income subject to a withholding tax rate of 20%.
A special rate of 10% may apply instead, if the plan satisfies the following requirements:
(1)	the plan’s trust is organized under the laws of Puerto Rico, or has a Puerto Rico resident trustee and uses such trustee as paying agent; and
(2)	10% of all plan’s trust assets (calculated based on the average balance of the investments of the trust) attributable to participants which are Puerto Rico residents must be invested in “property located in Puerto Rico” for a three-year period.
If those two requirements are not satisfied, the distribution will generally be subject to the 20% tax rate. The three- year period includes the year of the distribution and the two immediately preceding years. In the case of a defined contribution plan that maintains separate accounts for each participant, the described 10% investment requirement may be satisfied in the accounts of a participant that chooses to invest in such fashion rather than at
67

the trust level. Property located in Puerto Rico includes Shares of stock of a Puerto Rico Registered Investment Company (RIC), Fixed or Variable Annuities issued by a domestic insurance company or by a foreign insurance company that derives more than 80% of its gross income from sources within Puerto Rico, bank deposits. The 2011 PR Code does not impose a penalty tax in cases of early (premature) distributions from a qualified plan.
In the case of distributions from a qualified plan in the form of annuity installments as a result of termination of employment, amounts received are taxable in an amount equal to 3% of the after-tax contributions not previously distributed, which would be considered the tax cost. The remaining portion is not taxable until you have recovered the total after-tax contributions made to the qualified plan. You may be able to exclude from gross income up to $11,000, if you are less than 60 years of age, or up to $15,000, if you are at least 60 years of age, of the taxable portion of the installment payments received every year.
In the case of a defined contribution plan that maintains separate accounts for each participant, the described 10% investment requirement may be satisfied in the accounts of a participant that chooses to invest in such fashion rather than at the trust level. Property located in Puerto Rico includes shares of stock of a Puerto Rico registered investment company (RIC), fixed or variable annuities issued by a domestic insurance company or by a foreign insurance corporation that derives more than 80% of its gross income from sources within Puerto Rico and bank deposits. The 2011 PR Code does not impose a penalty tax in cases of early (premature) distributions from a qualified plan.
Upon the occurrence of a “Declared Disaster”, like a hurricane, Retirement Plans are allowed to make Eligible Distributions to a participant resident of Puerto Rico who requests the same. The Eligible Distribution may not exceed $100,000, and must be made during a period of time to be identified by the Puerto Rico Treasury through administrative guidance and be used to cover damages or losses suffered, and extraordinary expenses incurred by the individual as a result of a Declared Disaster. The first $10,000 will be exempted from income taxation, including the alternate basic tax, and amounts exceeding $10,000 will be subject to a 10% income tax to be withheld at the source, in lieu of any other income tax, including the alternate basic tax.
You should consult with a personal tax adviser regarding the tax consequences of purchasing an annuity contract and/or any proposed distribution if you are a resident of Puerto Rico.
Rollover
Deferral of the recognition of income continues upon the receipt of a distribution by a participant from a qualified plan, if the distribution is contributed to another qualified retirement plan or traditional individual retirement account for the employee’s benefit no later than sixty (60) days after the distribution.
ERISA Considerations
In the context of a Puerto Rico qualified retirement plan trust, the IRS has held that the transfer of assets and liabilities from a qualified retirement plan trust under the Code to that type of plan would generally be treated as a distribution includible in gross income for U.S. income tax purposes even if the Puerto Rico retirement plan is a plan described in ERISA Section 1022(i)(1). By contrast, a transfer from a qualified retirement plan trust under the Code to a Puerto Rico qualified retirement plan trust that has made an election under ERISA Section 1022(i)(2) is not treated as a distribution from the transferor plan for U.S. income tax purposes because a Puerto Rico retirement plan that has made an election under ERISA Section 1022(i)(2) is treated as a qualified retirement plan for purposes Code Section 401(a). The IRS has determined that the above described rules prescribing the inclusion in income of transfers of assets and liabilities to a Puerto Rico retirement plan trust described in ERISA Section 1022(i)(1) would be applicable to transfers taking effect after December 31, 2012.
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Notwithstanding the above, the IRS has recently held that a Puerto Rico retirement plan described in ERISA Section 1022(i)(1) may participate in a 81-100 group trust because it permits said plan to diversify its investments without adverse tax consequences to the group trust or its investors.
Similar to the IRS Revenue Ruling 2013-17, the U.S. Department of Labor issued DOL Technical Release No. 2013-04 on September 18, 2013 providing that, where the Secretary of Labor has authority to regulate with respect to the provisions of ERISA dealing with the use of the term “spouse” spouse will be read to refer to any individuals who are lawfully married under any state law, including same-sex spouses, and without regard to whether their state of domicile recognizes same-sex marriage. Thus, for ERISA purposes as well as Federal tax purposes, an employee benefit plan participant who marries a person of the same sex in a jurisdiction that recognizes same-sex marriage will continue to be treated as married even if the couple moves to a jurisdiction that does not recognize same-sex marriage.
LEGAL PROCEEDINGS
In the ordinary course of business, MetLife, similar to other life insurance companies, is involved in lawsuits (including class action lawsuits), arbitrations and other legal proceedings. Also, from time to time, state and Federal regulators or other officials conduct formal and informal examinations or undertake other actions dealing with various aspects of the financial services and insurance industries. In some legal proceedings involving insurers, substantial damages have been sought and/or material settlement payments have been made.
It is not possible to predict with certainty the ultimate outcome of any pending legal proceeding or regulatory action. However, MetLife does not believe any such action or proceeding will have a material adverse effect upon the Separate Account or upon the ability of MLIDC to perform its contract with the Separate Account or of MetLife to meet its obligations under the Contracts.
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APPENDIX A — PORTFOLIO COMPANIES AVAILABLE UNDER THE CONTRACT
The following is a list of Portfolios available under the Contract. More information about the Portfolios is available in the prospectuses for the Portfolios, which may be amended from time to time and can be found online at dfinview.com/metlife/tahd/MET000210. You can also request this information at no cost by calling 800-638-7732, by sending an email request to RCG@metlife.com, or through your registered representative. Depending on the optional benefits you choose, you may not be able to invest in certain Portfolio Companies.
The current expenses and performance information below reflects fees and expenses of the Portfolios, but do not reflect the other fees and expenses that your Deferred Annuity may charge, such as Platform Charges. Expenses would be higher and performance would be lower if these other charges were included. Each Portfolio Company's past performance is not necessarily an indication of future performance.
INVESTMENT OBJECTIVE	PORTFOLIO AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/2020)
			1 YEAR	5 YEAR	10 YEAR
Seeks long-term growth of capital.	American Funds Global Small Capitalization Fund - Class 2 Capital Research and Management CompanySM	0.99%	29.72%	14.43%	9.43%
Seeks growth of capital.	American Funds Growth Fund - Class 2 Capital Research and Management CompanySM	0.61%	52.10%	22.75%	16.85%
Seeks long-term growth of capital and income.	American Funds Growth-Income Fund - Class 2 Capital Research and Management CompanySM	0.55%	13.54%	13.93%	12.74%
Seeks as high a level of current income as is consistent with the preservation of capital.	American Funds The Bond Fund of America* (formerly known as American Funds Bond Fund) - Class 2 Capital Research and Management CompanySM	0.46%	9.73%	4.92%	3.92%
Seeks a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital.	American Funds® Balanced Allocation Portfolio - Class C Brighthouse Investment Advisers, LLC	1.02%	15.57%	10.74%	8.73%
Seeks growth of capital.	American Funds® Growth Allocation Portfolio - Class C Brighthouse Investment Advisers, LLC	1.04%	16.93%	12.49%	10.16%
Seeks a high total return in the form of income and growth of capital, with a greater emphasis on income.	American Funds® Moderate Allocation Portfolio - Class C Brighthouse Investment Advisers, LLC	1.01%	12.99%	8.91%	7.36%
Seeks long-term growth of capital.	Baillie Gifford International Stock Portfolio* - Class A Brighthouse Investment Advisers, LLC Subadviser: Baillie Gifford Overseas Limited	0.72%	26.58%	14.72%	7.64%

INVESTMENT OBJECTIVE	PORTFOLIO AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/2020)
			1 YEAR	5 YEAR	10 YEAR
Seeks a competitive total return primarily from investing in fixed-income securities.	BlackRock Bond Income Portfolio - Class A Brighthouse Investment Advisers, LLC Subadviser: BlackRock Advisors, LLC	0.39%	8.60%	4.99%	4.57%
Seeks long-term growth of capital.	BlackRock Capital Appreciation Portfolio* - Class E Brighthouse Investment Advisers, LLC Subadviser: BlackRock Advisors, LLC	0.78%	40.44%	20.55%	15.12%
Seeks growth of capital.	Brighthouse Asset Allocation 100 Portfolio - Class A Brighthouse Investment Advisers, LLC	0.74%	19.23%	13.08%	10.62%
Seeks a high level of current income, with growth of capital as a secondary objective.	Brighthouse Asset Allocation 20 Portfolio* - Class A Brighthouse Investment Advisers, LLC	0.64%	9.70%	6.15%	5.25%
Seeks high total return in the form of income and growth of capital, with a greater emphasis on income.	Brighthouse Asset Allocation 40 Portfolio - Class A Brighthouse Investment Advisers, LLC	0.63%	11.31%	7.84%	6.71%
Seeks a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital.	Brighthouse Asset Allocation 60 Portfolio - Class A Brighthouse Investment Advisers, LLC	0.65%	14.09%	9.70%	8.19%
Seeks growth of capital.	Brighthouse Asset Allocation 80 Portfolio - Class A Brighthouse Investment Advisers, LLC	0.69%	17.01%	11.60%	9.61%
Seeks long-term capital growth.	Brighthouse/Artisan Mid Cap Value Portfolio* - Class A Brighthouse Investment Advisers, LLC Subadviser: Artisan Partners Limited Partnership	0.78%	6.25%	9.62%	9.10%
Seeks a high level of current income, while seeking preservation of shareholders’ capital.	Brighthouse/Franklin Low Duration Total Return Portfolio* - Class B Brighthouse Investment Advisers, LLC Subadviser: Franklin Advisers, Inc.	0.73%	2.12%	2.32%
Seeks long-term capital appreciation with some current income.	Brighthouse/Wellington Balanced Portfolio - Class A Brighthouse Investment Advisers, LLC Subadviser: Wellington Management Company LLP	0.53%	17.72%	11.41%	10.60%
Seeks to provide a growing stream of income over time and, secondarily, long-term capital appreciation and current income.	Brighthouse/Wellington Core Equity Opportunities Portfolio - Class A Brighthouse Investment Advisers, LLC Subadviser: Wellington Management Company LLP	0.61%	11.27%	13.22%	11.80%

INVESTMENT OBJECTIVE	PORTFOLIO AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/2020)
			1 YEAR	5 YEAR	10 YEAR
Seeks long-term capital appreciation.	Brighthouse/Wellington Large Cap Research Portfolio* - Class A Brighthouse Investment Advisers, LLC Subadviser: Wellington Management Company LLP	0.55%	22.27%	14.95%	13.87%
Seeks to achieve a competitive total return through an actively managed portfolio of stocks, bonds and money market instruments which offer income and capital growth opportunity.	Calvert VP SRI Balanced Portfolio - Class I Calvert Research and Management	0.63%	15.26%	10.94%	9.40%
Seeks to provide long-term capital appreciation by investing primarily in a portfolio of the equity securities of mid-sized companies that are undervalued but demonstrate a potential for growth.	Calvert VP SRI Mid Cap Portfolio - X Calvert Research and Management	0.99%	12.24%	11.02%	10.59%
Seeks total return through investment in real estate securities, emphasizing both capital appreciation and current income.	Clarion Global Real Estate Portfolio* - Class E Brighthouse Investment Advisers, LLC Subadviser: CBRE Clarion Securities LLC	0.79%	-4.96%	3.98%	5.34%
Seeks reasonable income. The fund will also consider the potential for capital appreciation. The fund's goal is to achieve a yield which exceeds the composite yield on the securities comprising the S&P 500® Index.	Equity-Income Portfolio - Initial Class Fidelity Management & Research Company LLC	0.53%	6.69%	10.69%	10.17%
Seeks high total return with a secondary objective of principal preservation as the fund approaches its target date and beyond.	Freedom 2020 Portfolio - Service Class 2 Fidelity Management & Research Company LLC	0.78%	14.72%	9.70%	7.88%

INVESTMENT OBJECTIVE	PORTFOLIO AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/2020)
			1 YEAR	5 YEAR	10 YEAR
Seeks high total return with a secondary objective of principal preservation as the fund approaches its target date and beyond.	Freedom 2025 Portfolio - Service Class 2 Fidelity Management & Research Company LLC	0.81%	15.68%	10.30%	8.62%
Seeks high total return with a secondary objective of principal preservation as the fund approaches its target date and beyond.	Freedom 2030 Portfolio - Service Class 2 Fidelity Management & Research Company LLC	0.84%	16.64%	11.31%	9.24%
Seeks high total return with a secondary objective of principal preservation as the fund approaches its target date and beyond.	Freedom 2035 Portfolio - Service Class 2 Fidelity Management & Research Company LLC	0.90%	17.96%	12.21%	9.92%
Seeks high total return with a secondary objective of principal preservation as the fund approaches its target date and beyond.	Freedom 2040 Portfolio - Service Class 2 Fidelity Management & Research Company LLC	0.92%	18.99%	12.48%	10.10%
Seeks high total return with a secondary objective of principal preservation as the fund approaches its target date and beyond.	Freedom 2045 Portfolio - Service Class 2 Fidelity Management & Research Company LLC	0.92%	18.97%	12.49%	10.16%
Seeks high total return with a secondary objective of principal preservation as the fund approaches its target date and beyond.	Freedom 2050 Portfolio - Service Class 2 Fidelity Management & Research Company LLC	0.92%	18.99%	12.50%	10.17%
Seeks maximum capital appreciation.	Frontier Mid Cap Growth Portfolio* - Class A Brighthouse Investment Advisers, LLC Subadviser: Frontier Capital Management Company, LLC	0.73%	31.70%	16.91%	13.57%
Seeks as high a level of current income as is consistent with preservation of capital and liquidity.	Government Money Market Portfolio - Initial Class Fidelity Management & Research Company LLC	0.24%	0.32%	0.97%	0.52%
Seeks to achieve capital appreciation.	Growth Portfolio - Initial Class Fidelity Management & Research Company LLC	0.62%	43.89%	21.32%	17.25%

INVESTMENT OBJECTIVE	PORTFOLIO AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/2020)
			1 YEAR	5 YEAR	10 YEAR
Seeks long-term capital appreciation.	Harris Oakmark International Portfolio* - Class E Brighthouse Investment Advisers, LLC Subadviser: Harris Associates L.P.	0.91%	5.24%	7.13%	6.32%
Seeks capital appreciation.	Invesco Global Equity Portfolio* - Class A Brighthouse Investment Advisers, LLC Subadviser: Invesco Advisers, Inc.	0.57%	27.92%	15.13%	11.83%
Seeks long-term growth of capital.	Invesco Small Cap Growth Portfolio* - Class E Brighthouse Investment Advisers, LLC Subadviser: Invesco Advisers, Inc.	0.96%	57.08%	20.02%	15.85%
Seeks as high a level of current income as is consistent with the preservation of capital.	Investment Grade Bond Portfolio - Initial Class Fidelity Management & Research Company LLC	0.39%	9.39%	5.43%	4.34%
Seeks long-term growth of capital.	Jennison Growth Portfolio* - Class A Brighthouse Investment Advisers, LLC Subadviser: Jennison Associates LLC	0.54%	56.80%	23.52%	18.67%
Seeks high total investment return through a combination of capital appreciation and income.	Loomis Sayles Global Allocation Portfolio* - Class B Brighthouse Investment Advisers, LLC Subadviser: Loomis, Sayles & Company, L.P.	1.03%	14.79%	12.28%	9.69%
Seeks long-term growth of capital.	Loomis Sayles Growth Portfolio* - Class A Brighthouse Investment Advisers, LLC Subadviser: Loomis, Sayles & Company, L.P.	0.57%	32.54%	13.33%	14.42%
Seeks long-term capital growth from investments in common stocks or other equity securities.	Loomis Sayles Small Cap Core Portfolio* - Class A Brighthouse Investment Advisers, LLC Subadviser: Loomis, Sayles & Company, L.P.	0.90%	12.07%	11.45%	11.07%
Seeks long-term capital growth.	Loomis Sayles Small Cap Growth Portfolio* - Class A Brighthouse Investment Advisers, LLC Subadviser: Loomis, Sayles & Company, L.P.	0.88%	34.34%	18.26%	15.03%
Seeks to track the performance of the Bloomberg Barclays U.S. Aggregate Bond Index.	MetLife Aggregate Bond Index Portfolio* - Class A Brighthouse Investment Advisers, LLC Subadviser: MetLife Investment Advisors, LLC	0.27%	7.21%	4.21%	3.58%
Seeks to track the performance of the Standard & Poor’s MidCap 400® Composite Stock Price Index.	MetLife Mid Cap Stock Index Portfolio - Class A Brighthouse Investment Advisers, LLC Subadviser: MetLife Investment Advisors, LLC	0.32%	13.39%	12.08%	11.25%
Seeks to track the performance of the MSCI EAFE® Index.	MetLife MSCI EAFE® Index Portfolio - Class A Brighthouse Investment Advisers, LLC Subadviser: MetLife Investment Advisors, LLC	0.39%	7.85%	7.46%	5.33%
Seeks to track the performance of the Russell 2000® Index.	MetLife Russell 2000® Index Portfolio - Class A Brighthouse Investment Advisers, LLC Subadviser: MetLife Investment Advisors, LLC	0.33%	19.62%	13.22%	11.21%

INVESTMENT OBJECTIVE	PORTFOLIO AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/2020)
			1 YEAR	5 YEAR	10 YEAR
Seeks to track the performance of the Standard & Poor’s 500® Composite Stock Price Index.	MetLife Stock Index Portfolio* - Class A Brighthouse Investment Advisers, LLC Subadviser: MetLife Investment Advisors, LLC	0.27%	18.10%	14.93%	13.60%
Seeks capital appreciation.	MFS ® Research International Portfolio* - Class A Brighthouse Investment Advisers, LLC Subadviser: Massachusetts Financial Services Company	0.64%	13.28%	9.91%	6.32%
Seeks a favorable total return through investment in a diversified portfolio.	MFS ® Total Return Portfolio* - Class A Brighthouse Investment Advisers, LLC Subadviser: Massachusetts Financial Services Company	0.61%	9.76%	8.90%	8.49%
Seeks capital appreciation.	MFS ® Value Portfolio* - Class E Brighthouse Investment Advisers, LLC Subadviser: Massachusetts Financial Services Company	0.73%	3.75%	10.26%	11.08%
Seeks capital appreciation.	Morgan Stanley Discovery Portfolio* - Class A Brighthouse Investment Advisers, LLC Subadviser: Morgan Stanley Investment Management Inc.	0.63%	153.77%	38.34%	21.41%
Seeks high total return, consisting principally of capital appreciation.	Neuberger Berman Genesis Portfolio* - Class A Brighthouse Investment Advisers, LLC Subadviser: Neuberger Berman Investment Advisers LLC	0.85%	25.11%	15.77%	12.93%
Seeks maximum real return, consistent with preservation of capital and prudent investment management.	PIMCO Inflation Protected Bond Portfolio - Class E Brighthouse Investment Advisers, LLC Subadviser: Pacific Investment Management Company LLC	0.93%	11.63%	5.16%	3.55%
Seeks maximum total return, consistent with the preservation of capital and prudent investment management.	PIMCO Total Return Portfolio* - Class A Brighthouse Investment Advisers, LLC Subadviser: Pacific Investment Management Company LLC	0.56%	8.82%	4.98%	4.05%
Seeks growth of capital and income.	SSGA Growth and Income ETF Portfolio - Class E Brighthouse Investment Advisers, LLC Subadviser: SSGA Funds Management, Inc.	0.66%	10.01%	8.63%	7.35%
Seeks growth of capital.	SSGA Growth ETF Portfolio - Class E Brighthouse Investment Advisers, LLC Subadviser: SSGA Funds Management, Inc.	0.70%	10.84%	9.71%	8.14%
Seeks long-term growth of capital.	T. Rowe Price Large Cap Growth Portfolio* - Class A Brighthouse Investment Advisers, LLC Subadviser: T. Rowe Price Associates, Inc.	0.58%	36.95%	19.34%	16.96%
Seeks long-term growth of capital.	T. Rowe Price Mid Cap Growth Portfolio - Class A Brighthouse Investment Advisers, LLC Subadviser: T. Rowe Price Associates, Inc.	0.78%	24.30%	16.36%	14.77%

INVESTMENT OBJECTIVE	PORTFOLIO AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/2020)
			1 YEAR	5 YEAR	10 YEAR
Seeks long-term capital growth.	T. Rowe Price Small Cap Growth Portfolio - Class A Brighthouse Investment Advisers, LLC Subadviser: T. Rowe Price Associates, Inc.	0.50%	24.34%	16.27%	14.83%
Seeks high total return by investing in equity securities of mid-sized companies.	Victory Sycamore Mid Cap Value Portfolio* - Class A Brighthouse Investment Advisers, LLC Subadviser: Victory Capital Management Inc.	0.60%	7.87%	9.81%	8.80%
Seeks to maximize total return consistent with preservation of capital.	Western Asset Management Strategic Bond Opportunities Portfolio* - Class A Brighthouse Investment Advisers, LLC Subadviser: Western Asset Management Company	0.55%	6.92%	6.71%	5.55%
Seeks to maximize total return consistent with preservation of capital and maintenance of liquidity.	Western Asset Management U.S. Government Portfolio - Class A Brighthouse Investment Advisers, LLC Subadviser: Western Asset Management Company	0.48%	5.24%	3.07%	2.68%
*	The Portfolio is subject to an expense reimbursement or fee waiver arrangement. The annual expenses shown reflect temporary fee reductions.

APPENDIX B PREMIUM TAX TABLE
If You are a resident of one of the following jurisdictions, the percentage amount listed by that jurisdiction is the premium tax rate applicable to your Deferred Annuity or Income Annuity.
	Qualified Deferred and Income Annuities	Non-Qualified Deferred Annuities and Income Annuities
California (1)	0.5%	2.35%
Florida (2)	1.0%	1.0%
Maine (3)	0.0%	2.0%
Nevada (4)	0.0%	3.5%
Puerto Rico(5)	1.0%	1.0%
South Dakota(6)	0.0%	1.25%
Wyoming (4)	0.0%	1.0%
1	California applies the qualified tax rate to plans that qualify under the following Code Sections: 401(a), 403(b), 404, 408(b), and 501(a).
2	Annuity purchase payments are exempt from taxation provided the tax savings are passed back to the Contract Owners. Otherwise, they are taxable at 1%.
3	Maine applies the qualified tax rate to plans that qualify under the following Code Sections: 401, 403, 403(b), 404, 408, 457 and 501.
4	Nevada and Wyoming apply the qualified tax rate to plans that qualify under the following Code Sections: 401, 403, 404, 408, 457 and 501.
5	We will not deduct premium taxes paid by us to Puerto Rico from purchase payments, Account Value, withdrawals, death benefits or income payments.
6	Special rate applies for large case annuity policies. Rate is 0.08% for that portion of the annuity considerations received on a Contract exceeding $500,000 annually. Special rate on large case policies is not subject to retaliation. South Dakota applies the qualified tax rate to plans that qualify under the following Code Sections: 401, 403(b), 404, 408, 457, and 501(a).
B-1

APPENDIX C EARLY WITHDRAWAL CHARGES FROM THE FIXED INTEREST ACCOUNT
An Early Withdrawal Charge of up to 7% may apply if You withdraw purchase payments from the Fixed Interest Account within seven years of when the Purchase Payments were allocated to the Fixed Interest Account in your Deferred Annuity. The Early Withdrawal Charge does not apply in certain situations or upon the occurrence of certain events or circumstances. When assessing Early Withdrawal Charges, we first assume that your withdrawal is from purchase payments that can be withdrawn without an Early Withdrawal Charge, then from other purchase payments on a “first-in-first-out” (oldest money first) basis and then from earnings. Once we have determined the amount of the Early Withdrawal Charge, we will then withdraw the amount requested from the Fixed Interest Account and the Divisions in the same proportion as the withdrawal is being made while only taking the withdrawal charge from the amounts allocated to the Fixed Interest Account. In determining what the withdrawal charge is, we do not include earnings, although the actual withdrawal to pay it may come from earnings. However, if the Early Withdrawal Charge is greater than the available purchase payments, then we will take the Early Withdrawal Charges, in whole or in part, from your earnings in the Fixed Interest Account. These charges may apply to transfers from the Fixed Interest Account into the Divisions.
For partial withdrawals, the Early Withdrawal Charge is determined by dividing the amount that is subject to the Early Withdrawal Charge by 100% minus the applicable percentage shown in the following chart. Then we will make the payment directed and withdraw the Early Withdrawal Charge. We will treat your request as a request for a full withdrawal if your Account Value is not sufficient to pay both the requested withdrawal and the Early Withdrawal Charge.
For a full withdrawal, we multiply the amount to which the withdrawal charge applies by the percentage shown, keep the result as an Early Withdrawal Charge and pay You the rest.
The Early Withdrawal Charge on purchase payments allocated to the Fixed Interest Account and subsequently withdrawn (or transferred to the Divisions) is as follows:
During Purchase Payment Year	Percentage
1	7%
2	6%
3	5%
4	4%
5	3%
6	2%
7	1%
8 & Later	0%
The Early Withdrawal Charge reimburses us for our costs in selling the Deferred Annuities. We may use our profits (if any) from the mortality and expense risk charge to pay for our costs to sell the Deferred Annuities which exceed the amount of Early Withdrawal Charges we collect. However, we believe that our sales costs may exceed the Early Withdrawal Charges we collect. If so, we will pay the difference out of our general profits.
Because of the reduced sales costs for certain Enhanced Deferred Annuities, there are no Early Withdrawal Charges.

Certain deferred arrangements and plans assess no Early Withdrawal Charges on withdrawals. Please see your Certificate on withdrawal charges that apply to You.
When No Early Withdrawal Charge from the Fixed Interest Account Applies
In some cases, we will not charge You the Early Withdrawal Charge when You make a withdrawal. We may, however, ask You to prove that You meet one of the conditions listed below.
You do not pay an Early Withdrawal Charge:
•	On withdrawals of purchase payments You made over seven years ago.
•	If You choose payments over one or more lifetimes or for a period of at least five years (without the right to accelerate the payments).
•	If You die during the pay-in phase. Your beneficiary will receive the full death benefit without deduction.
•	If your Contract permits and your spouse is substituted as the purchaser of the Deferred Annuity and continues the Contract, that portion of the Account Value that equals the “step up” portion of the death benefit.
•	If You withdraw up to 20% (10% for certain TSA Enhanced Deferred Annuities) of your Account Value each Contract Year. This 20% (or 10%) total withdrawal may be taken in an unlimited number of partial withdrawals during that Contract Year. Each time You make a withdrawal, we calculate what percentage your withdrawal represents at that time. Only when the total of these percentages exceeds 20% (or 10%) will You have to pay Early Withdrawal Charges.
•	If the withdrawal is required for You to avoid Federal income tax penalties or to satisfy Federal income tax rules or Department of Labor regulations that apply to your Deferred Annuity, for purposes of this exception, we will treat the Contract as if it were your only account subject to the minimum distribution rules. This exception does not apply if You have a Non-Qualified Deferred Annuity or if the withdrawal is to satisfy Section 72(t) requirements under the Code.
•	Systematic Termination. For all Deferred Annuities except certain TSA, Non-Qualified and IRA Enhanced Deferred Annuities, if the Contract is terminated, You may withdraw your total Account Value without an Early Withdrawal Charge when the Account Value is paid in annual installments based on the following percentages of your Account Value for that year’s withdrawal:

Contract Year*	Percentage
1	20%
2	25%
3	33⅓%
4	50%
5	remainder
*	Less that Contract Year’s withdrawals.
Any money You withdraw in excess of these percentages in any Contract Year will be subject to Early Withdrawal Charges. You may stop the systematic termination of the Contract. If You ask to restart systematic termination, You begin at the beginning of the schedule listed above.
•	If You are disabled and request a total withdrawal. Disability is defined in the Federal Social Security Act.
•	If You retire
•	For certain Enhanced TSA Deferred Annuities, if You have also participated for at least 10 consecutive years. This does not apply for withdrawals of money transferred into the Contract from other investment vehicles on a tax-free basis (plus earnings on such amounts). Participated for at least 10 consecutive years means that your Contract must have been in existence for 10 years prior to the requested withdrawal.
•	For the Non-Qualified and certain PEDC Deferred Annuities, if You retire.
•	For certain TSA, PEDC and 403(a) Enhanced Deferred Annuities, if You also have participated for at least 10 consecutive years unless You retire according to the definition of retirement stated in your plan. Participated for at least 10 consecutive years means that your Contract must have been in existence for 10 years prior to the requested withdrawal.
•	If your plan provides payment on account of hardship and You suffer from an unforeseen hardship. (Except for certain TSA, 403(a), Non-Qualified and IRA Enhanced Deferred Annuities.) For certain TSA Enhanced Deferred Annuities, You must only have suffered an unforeseen hardship.
•	If You leave your job with the employer that bought the Deferred Annuity. (Except for certain TSA, Non-Qualified and IRA Enhanced Deferred Annuities.)
•	If your plan terminates and the withdrawal is transferred into another annuity contract we issue. (Except for certain TSA, Non-Qualified and IRA Enhanced Deferred Annuities.)
•	If You make a direct transfer to other investment vehicles we have pre-approved. (Except for certain Non-Qualified and IRA Enhanced Deferred Annuities.)
•	If You withdraw money under a plan provision which we have pre-approved. (Except for certain TSA, Non-Qualified, PEDC and IRA Enhanced Deferred Annuities.)
•	If the plan or group of which You are a participant or member permits account reduction loans, You take an account reduction loan and the withdrawal consists of these account reduction loan amounts.
•	If You have transferred money which is not subject to a withdrawal charge (because You have satisfied contractual provisions for a withdrawal without the imposition of a Contract withdrawal charge) from certain eligible MetLife contracts into the Deferred Annuity and the withdrawal is of these transferred amounts and we agree. Any purchase payments made after the transfer are subject to the usual Early Withdrawal Charge schedule.
•	If permitted in your state, except for Non-Qualified and IRA Deferred Annuities, if You make a direct transfer to another funding option or annuity contract issued by us or one of our affiliates and we agree.
When A Different Early Withdrawal Charge May Apply
If You transferred money from certain eligible MetLife contracts into a Deferred Annuity, You may have different Early Withdrawal Charges for these transferred amounts. Any purchase payments made after the transfer are subject to the usual Early Withdrawal Charge schedule.
•	Amounts transferred before January 1, 1996:
We credit your transfer amounts with the time You held them under your original Contract. Or, if it will produce a lower charge, we use the following schedule to determine Early Withdrawal Charges (determined as previously described) for transferred amounts from your original Contract:
After the Transfer	Percentage
1	5%
2	4%
3	3%

After the Transfer	Percentage
4	2%
5	1%
6 and Beyond	0%
•	Amounts transferred on or after January 1, 1996:
•	For certain Contracts which we issued at least two years before the date of transfer (except as noted below), we apply the withdrawal charge under your original Contract but not any of the original contract's exceptions or reductions to the withdrawal charge percentage that do not apply to a Deferred Annuity. Or, if it will produce a lower charge, we use the following schedule to determine Early Withdrawal Charges for transferred amounts from your original Contract:

After the Transfer	Percentage
1	5%
2	4%
3	3%
4	2%
5	1%
6 and Beyond	0%
•	If we issued the other Contract less than two years before the date of the transfer or it has a separate withdrawal charge for each purchase payment, we treat your purchase payments under the other Contract as if they were made under the Deferred Annuity as of the date we received them under that Contract.
•	Alternatively, if provided for in your Deferred Annuity, we credit your purchase payments with the time You held them under your original Contract.
Divorce. A withdrawal made pursuant to a divorce or separation agreement is subject to the same Withdrawal Charge provisions described in this section, if permissible under tax law. In addition, the withdrawal will reduce the Account Value and the death benefit. The withdrawal could have a significant negative impact on the death benefit.

APPENDIX D WHAT YOU NEED TO KNOW IF YOU ARE A TEXAS OPTIONAL RETIREMENT PROGRAM PARTICIPANT
If You are a participant in the Texas Optional Retirement Program, Texas law permits us to make withdrawals on your behalf only if You die, retire or terminate employment in all Texas institutions of higher education, as defined under Texas law. Any withdrawal You ask for requires a written statement from the appropriate Texas institution of higher education verifying your vesting status and (if applicable) termination of employment. Also, we require a written statement from You that You are not transferring employment to another Texas institution of higher education. If You retire or terminate employment in all Texas institutions of higher education or die before being vested, amounts provided by the state’s matching contribution will be refunded to the appropriate Texas institution. We may change these restrictions or add others without your consent to the extent necessary to maintain compliance with the law.
D-1

The SAI includes additional information about the Deferred Annuities and Separate Account. To view and download the SAI, please visit our dfinview.com/metlife/tahd/MET000210. To request a free copy of the SAI you can send an e-mail to RCG@metlife.com, write or call:
Metropolitan Life Insurance Company
Attn: Fulfillment Unit – FFA
PO Box 10342
Des Moines, IA 50306-0342
(800) 638-7732
This prospectus incorporates by reference all of the information contained in the Statement of Additional Information, which is legally part of this prospectus.
Reports and other information about the Separate Account are available on the Commission’s website at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.
EDGAR ID: C000003500

Metropolitan Life Insurance Company
Metropolitan Life Separate Account E
Preference Plus® Account Variable Annuity Contracts (APPA)
Preference Plus® Account Variable Deferred and Income Annuity Contracts (BPPA)
Preference Plus® Account Variable Annuity Contracts (CPPA)
Enhanced Preference Plus® Account Variable Annuity Contracts (EPPA)
Financial Freedom Account Variable Annuity Contracts
And
METROPOLITAN LIFE SEPARATE ACCOUNT E
VESTMET Group and Individual Annuity Contracts
STATEMENT OF ADDITIONAL INFORMATION
Form N-4 Part B
April 30, 2021
This Statement of Additional Information is not a prospectus but contains information in addition to and more detailed than that set forth in the Prospectuses for Preference Plus® Account Variable Annuity Contracts (APPA), Preference Plus® Account Variable Deferred and Income Annuity Contracts (BPPA), Preference Plus® Account Variable Annuity Contracts (CPPA), Enhanced Preference Plus® Account Variable Annuity Contracts (EPPA), Financial Freedom Account Variable Annuity Contracts, and METROPOLITAN LIFE SEPARATE ACCOUNT E VESTMET Group and Individual Annuity Contracts, and should be read in conjunction with the Prospectuses. Copies of the Prospectuses may be obtained by visiting dfinview.com/metlife/tahd/MET000200, by calling (800) 638-7732 or writing to Metropolitan Life Insurance Company, P.O. Box 10342, Des Moines, IA, 50306.
Unless otherwise indicated, the Statement of Additional Information continues the use of certain terms as set forth in the Section titled “Important Terms You Should Know” of the Prospectuses for Preference Plus® Account Variable Annuity Contracts (APPA), Preference Plus® Account Variable Deferred and Income Annuity Contracts (BPPA), Preference Plus® Account Variable Annuity Contracts (CPPA), Enhanced Preference Plus® Account Variable Annuity Contracts (EPPA), Financial Freedom Account Variable Annuity Contracts, and METROPOLITAN LIFE SEPARATE ACCOUNT E VESTMET Group and Individual Annuity Contracts dated April 30, 2021.
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Page
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	SAI-3
SERVICES	SAI-3
PRINCIPAL UNDERWRITER	SAI-3
CUSTODIAN	SAI-3
DISTRIBUTION AND PRINCIPAL UNDERWRITING AGREEMENT	SAI-4
EXPERIENCE FACTOR	SAI-4
VARIABLE INCOME PAYMENTS	SAI-4
Assumed Investment Return (AIR)	SAI-4
Amount of Income Payments	SAI-4
Annuity Unit Value	SAI-5
Reallocation Privilege	SAI-5
CALCULATING THE ANNUITY UNIT VALUE	SAI-6
Determining the Variable Income Payment	SAI-7
ADVERTISEMENT OF THE SEPARATE ACCOUNT	SAI-7
VOTING RIGHTS	SAI-9
Disregarding Voting Instructions	SAI-10
TAXES	SAI-10
Non-Qualified Annuity Contracts Diversification	SAI-10
Changes to Tax Rules and Interpretations	SAI-10
3.8 Medicare Tax	SAI-10
Qualified Annuity Contracts	SAI-10
Types of Qualified Plans	SAI-10
ERISA	SAI-12
Federal Estate Taxes	SAI-13
Generation-Skipping Transfer Tax	SAI-13
Annuity Purchase Payments By Nonresident Aliens and Foreign Corporations	SAI-13
FINANCIAL STATEMENTS	SAI-13
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INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The financial statements comprising each of the Divisions of Metropolitan Life Separate Account E included in this Statement of Additional Information have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing herein. Such financial statements are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.
The consolidated financial statements and related financial statement schedules of Metropolitan Life Insurance Company and subsidiaries included in this Statement of Additional Information have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing herein. Such consolidated financial statements and financial statement schedules are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.
The principal business address of Deloitte & Touche LLP is 30 Rockefeller Plaza, New York, New York 10112-0015.
SERVICES
EMPOWER Retirement, LLC. (“EMPOWER”), formerly FAScore LLC (“Fascore”), which has its principal office at 8525 East Orchard Road, Greenwood Village, Colorado 80111, provides recordkeeping services to us in connection with our administration of the Preference Plus Account, Enhanced Preference Plus Account, Financial Freedom Account Contract and Gold Track Select products. EMPOWER is not affiliated with us, the Separate Account or any of our affiliates, including the Contract’s principal underwriter, MetLife Investors Distribution Company (“MLIDC”). We pay EMPOWER for its services an annual base fee and/or annual per participant charge for each plan account under the Contract. EMPOWER also charges us for each loan taken under the Contract a loan initiation fee and loan maintenance fee.
Recordkeeping fees paid to EMPOWER in 2020 were $874,189
Recordkeeping fees paid to EMPOWER in 2019 were $923,586
Recordkeeping fees paid to EMPOWER in 2018 were $1,068,890
PRINCIPAL UNDERWRITER
MLIDC serves as principal underwriter for the Separate Account and the Contracts. Preference Plus® Account Deferred and Income Annuities and Enhanced Preference Plus Account Deferred Annuities and Income Annuities, Preference Plus® Account for Enhanced Contracts Deferred and Income Annuities and Enhanced Preference Plus Account Deferred Annuities and Income Annuities are no longer offered. However, contract owners and participants may still make purchase payments, and participants may still enroll under issued group Contracts. The offering of all other Contracts available under this registration statement is continuous. MLIDC’s principal executive offices are located at 200 Park Avenue, New York, NY 10166. MLIDC is affiliated with the Company and the Separate Account.
CUSTODIAN
Metropolitan Life Insurance Company (“MetLife”), 200 Park Avenue, New York, NY 10166, is the custodian of the assets of the Separate Account. The custodian has custody of all cash of the Separate Account and handles the collection of proceeds of shares of the underlying funds bought and sold by the Separate Account.
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DISTRIBUTION AND PRINCIPAL UNDERWRITING AGREEMENT
Information about the distribution of the Contracts is contained in the Prospectus (see “Who Sells the Deferred Annuities”). Additional information is provided below.
Under the terms of the Distribution and Principal Underwriting Agreement among the Separate Account, MLIDC and the Company, MLIDC acts as agent for the distribution of the Contracts and as principal underwriter for the Contracts. The Company reimburses MLIDC for certain sales and overhead expenses connected with sales functions.
The following table shows the amount of commissions paid to and the amount of commissions retained by the Distributor and Principal Underwriter over the past three years.
Year	Underwriting Commissions
	Underwriting Commissions Paid to the Distributor by the Company	Amount of Underwriting Commissions Retained by the Distributor
2020	$5,254,074	$0
2019	$44,403,101	$0
2018	$55,872,532	$0
EXPERIENCE FACTOR
We use the term “experience factor” to describe investment performance for a Division. We calculate Accumulation Unit Values once a day on every day the Exchange is open for trading. We call the time between two consecutive Accumulation Unit Value calculations the “Valuation Period.” We have the right to change the basis for the Valuation Period, on 30 days’ notice, as long as it is consistent with law. All purchase payments and transfers are valued as of the end of the Valuation Period during which the transaction occurred.
The experience factor changes from Valuation Period to Valuation Period to reflect the upward or downward performance of the assets in the underlying Portfolios. The experience factor is calculated as of the end of each Valuation Period using the net asset value per share of the underlying Portfolio. The net asset value includes the per share amount of any dividend or capital gain distribution paid by the Portfolio during the current Valuation Period, and subtracts any per share charges for taxes and reserve for taxes. We then divide that amount by the net asset value per share as of the end of the last Valuation Period to obtain a factor that reflects investment performance. We then subtract a charge for each day in the Valuation Period not to exceed .000034035 (the daily equivalent of an effective annual rate of 1.25%) for certain Deferred Annuities and Income Annuities and for certain other Deferred Annuities and Income Annuities .000025905 (the daily equivalent of an effective annual rate of .95%).
VARIABLE INCOME PAYMENTS
“Variable income payments” include variable income payments made under the Deferred Annuities and Income Annuities.
Assumed Investment Return (AIR)
The following discussion concerning the amount of variable income payments is based on an Assumed Investment Return of 3% per year. It should not be inferred that such rates will bear any relationship to the actual net investment experience of the Separate Account.
Amount of Income Payments
The cash You receive periodically from a Division (after your first payment if paid within 10 days of the issue date) will depend upon the number of Annuity Units held in that Division (described below) and the Annuity Unit Value (described later) as of the 10th day prior to a payment date.
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The Income Annuity specifies the dollar amount of the initial variable income payment for each Division (this equals the first payment amount if paid within 10 days of the issue date). This initial variable income payment is computed based on the amount of the purchase payment applied to the specific Division (net any applicable premium tax owed or Contract charge), the AIR, the age and/or sex (where permitted) of the measuring lives and the income payment type selected. The initial payment amount is then divided by the Annuity Unit Value for the Division to determine the number of Annuity Units held in that Division. The number of Annuity Units held remains fixed for the duration of the Contract (if no reallocations are made).
The dollar amount of subsequent variable income payments will vary with the amount by which investment performance is greater or less than the AIR and Separate Account charges.
Each Deferred Annuity provides that, when a pay-out option is chosen, the payment to the Annuitant will not be less than the payment produced by the then current Fixed Income Option purchase rates for that contract class. The purpose of this provision is to assure the Annuitant that, at retirement, if the current Fixed Income Option purchase rates are significantly more favorable than the rates guaranteed by a Deferred Annuity of the same class, the Annuitant will be given the benefit of the higher rates.
Annuity Unit Value
The Annuity Unit Value is calculated at the same time that the Accumulation Unit Value for Deferred Annuities is calculated and is based on the same change in investment performance in the Separate Account. (See “The Value of Your Income Payments” in the Prospectus.)
Reallocation Privilege
Your request for a reallocation tells us to move, in accordance with your instructions, the underlying Portfolio shares we have designated in the Divisions or other funds to generate your income payments.
When You request a reallocation from a Division to the Fixed Income Option, the payment amount will be adjusted at the time of reallocation. Your payment may either increase or decrease due to this adjustment. The adjusted payment will be calculated in the following manner.
•	First, we update the income payment amount to be reallocated from the Division based upon the applicable Annuity Unit Value at the time of the reallocation;
•	Second, we use the AIR to calculate an updated annuity purchase rate based upon your age, if applicable, and expected future income payments at the time of the reallocation;
•	Third, we calculate another updated annuity purchase rate using our current annuity purchase rates for the Fixed Income Option for the Income Annuity on the date of your reallocation;
•	Finally, we determine the adjusted payment amount by multiplying the updated income amount determined in the first step by the ratio of the annuity purchase rate determined in the second step divided by the annuity purchase rate determined in the third step.
When You request a reallocation from one Division to another, Annuity Units in one Division are liquidated and Annuity Units in the other Division are credited to You. There is no adjustment to the income payment amount. Future income payment amounts will be determined based on the Annuity Unit Value for the Division to which You have reallocated.
You generally may make a reallocation on any day the Exchange is open. At a future date We may limit the number of reallocations You may make, but never to fewer than one a month. If We do so, We will give You advance written notice. We may limit a Beneficiary’s ability to make a reallocation.
Here are examples of the effect of a reallocation on the income payment:
•	Suppose You choose to reallocate 40% of your income payment supported by Division A to the Fixed Income Option and the recalculated income payment supported by Division A is $100. Assume that the updated annuity purchase rate based on the AIR is $125, while the updated annuity purchase rate based on fixed income annuity pricing is $100. In that case, your
SAI-5

income payment from the Fixed Income Option will be increased by $40 × ($125 ÷ $100) or $50, and your income payment supported by Division A will be decreased by $40. (The number of Annuity Units in Division A will be decreased as well.)
•	Suppose You choose to reallocate 40% of your income payment supported by Division A to Division B and the recalculated income payment supported by Division A is $100. Then, your income payment supported by Division B will be increased by $40 and your income payment supported by Division A will be decreased by $40. (Changes will also be made to the number of Annuity Units in both Divisions as well.)
CALCULATING THE ANNUITY UNIT VALUE
We calculate Annuity Unit Values once a day on every day the Exchange is open for trading. We call the time between two consecutive Annuity Unit Value calculations the “Valuation Period.” We have the right to change the basis for the Valuation Period, on 30 days’ notice, as long as it is consistent with the law. All purchase payments and reallocations are valued as of the end of the Valuation Period during which the transaction occurred. The Annuity Unit Values can increase or decrease, based on the investment performance of the corresponding underlying Portfolios. If the investment performance is positive, after payment of Separate Account charges and the deduction for the AIR, Annuity Unit Values will go up. Conversely, if the investment performance is negative, after payment of Separate Account charges and the deduction for the AIR, Annuity Unit Values will go down.
To calculate an Annuity Unit Value, we multiply the experience factor for the period by a factor based on the AIR and the number of days in the Valuation Period. Next, we subtract the daily equivalent of your insurance-related charge or Separate Account charge (general administrative expenses and mortality and expense risk charges) for each day since the last day the Annuity Unit Value was calculated; the resulting number is the net investment return. For an AIR of 4% and a one day Valuation Period, the factor is ..99989255, which is the daily discount factor for an effective annual rate of 4%. (The AIR may be in the range of 3% to 6%, as defined in Your Deferred Annuity and the laws in your state.) The resulting number is then multiplied by the last previously calculated Annuity Unit Value to produce the new Annuity Unit Value to produce the new Annuity Unit Value. We may state performance for the Divisions of the Income Annuities which reflect deduction of the insurance-related charge (Separate Account charge) and investment-related charge, when accompanied by the annualized change in Annuity Unit Value.
The following illustrations show, by use of hypothetical examples, the method of determining the Annuity Unit Value and the amount of variable income payments upon annuitization.
Illustration of Calculation of Annuity Unit Value
1. Annuity Unit Value, beginning of period	$10.20
2. “Experience factor” for period	1.023558
3. Daily adjustment for 3% Assumed Investment Return	1.000081
4. (2) ÷ (3)	1.023475
5. Annuity Unit Value, end of period (1) × (4)	$10.44
Illustration of Annuity Payments
(Assumes the first monthly payment is made within 10 days of the issue date of the Income Annuity)
Annuitant age 65, Life Annuity with 120 Payments Guaranteed
1. Number of Accumulation Units as of Annuity Date	1,500.00
2. Accumulation Unit Value	$11.80
3. Accumulation Value of the Deferred Annuity (1) × (2)	$17,700.00
4. First monthly income payment per $1,000 of Accumulation Value	$5.52
5. First monthly income payment (3) × (4) ÷ 1,000	$97.70
6. Assume Annuity Unit Value as of Annuity Date equal to (see Illustration of Calculation of Annuity Unit Value above)	$10.80
7. Number of Annuity Units (5) ÷ (6)	9.0463
8. Assume Annuity Unit Value for the second month equal to (10 days prior to payment)	$10.97
9. Second monthly Annuity Payment (7) × (8)	$99.24
10. Assume Annuity Unit Value for third month equal to	$10.53
11. Next monthly Annuity Payment (7) × (10)	$95.26
SAI-6

Determining the Variable Income Payment
Variable income payments can go up or down based upon the investment performance of the Divisions. AIR is the rate used to determine the first variable income payment and serves as a benchmark against which the investment performance of the Divisions is compared. The higher the AIR, the higher the first variable income payment will be.
Subsequent variable income payments will increase only to the extent that the investment performance of the Divisions exceeds the AIR (and Separate Account charges). Variable income payments will decline if the investment performance of the Separate Account does not exceed the AIR (and Separate Account charges). A lower AIR will result in a lower initial variable income payment, but subsequent variable income payments will increase more rapidly or decline more slowly as changes occur in the investment performance of the Divisions.
ADVERTISEMENT OF THE SEPARATE ACCOUNT
From time to time we advertise the performance of various Separate Account Divisions. For the money market Divisions, this performance will be stated in terms of “yield” and “effective yield.” For the other Divisions, this performance will be stated in terms of either yield, “change in Accumulation Unit Value,” “change in Annuity Unit Value” or “average annual total return” or some combination of the foregoing. Yield, change in Accumulation Unit Value, change in Annuity Unit Value and average annual total return figures are based on historical earnings and are not intended to indicate future performance. The yield of the money market Divisions refers to the income generated by an investment in the Division over a seven-day period, which will be specified in the advertisement. This income is then annualized, by assuming that the same amount of income is generated each week over a 52-week period, and the total income is shown as a percentage of the investment. The effective yield is similarly calculated; however, when annualized, the earned income in the Division is assumed to be reinvested. Thus, the effective yield figure will be slightly higher than the yield figure because of the former’s compounding effect. Other yield figures quoted in advertisements, that is those other than the money market Divisions, will refer to the net income generated by an investment in a particular Division for a thirty-day period or month, which is specified in the advertisement, and then expressed as a percentage yield of that investment. This percentage yield is then compounded semiannually. Yield is calculated by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to this formula 2 [(a–b/cd + 1)6 + 1], where “a” represents dividends and interest earned during the period; “b” represents expenses accrued for the period (net of reimbursements); “c” represents the average daily number of shares outstanding during the period that were entitled to receive dividends; and “d” represents the maximum offering price per share on the last day of the period. Change in Accumulation Unit Value or Annuity Unit Value (“Non-Standard Performance”) refers to the comparison between values of Accumulation Units or Annuity Units over specified periods in which a Division has been in operation, expressed as a percentage and may also be expressed as an annualized figure. In addition, change in Accumulation Unit Value or Annuity Unit Value may be used to illustrate performance for a hypothetical investment (such as $10,000) over the time period specified. Yield, change in Accumulation Unit Value and effective yield figures do not reflect the possible imposition of an Early Withdrawal Charge for the Deferred Annuities and certain Enhanced Deferred Annuities, of up to 7% of the amount withdrawn attributable to a purchase payment, which may result in a lower figure being experienced by the investor. Change in Accumulation Unit Value is expressed by this formula [UV1/UV0 (annualization factor)] + 1, where UV1 represents the current unit value and UV0 represents the prior unit value. The annualization factor can be either (1/number of years) or 365/number of days). Average annual total return calculations (“Standard Performance”) differs from the change in Accumulation Unit Value and Annuity Unit Value because it assumes a steady rate of return and reflects all expenses and applicable Early Withdrawal Charges. Average annual total return is calculated by finding the average annual compounded rates of return over the 1-, 5-, and 10-year periods that would equate the initial amount invested to the ending redeemable value, according to this formula P(1+T)n=ERV, where “P” represents a hypothetical initial payment of $1,000; “T” represents average annual total return; “n” represents number of years; and “ERV” represents ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year period (or fractional portion). Performance figures will vary among the various Deferred Annuities and Income Annuities as a result of different Separate Account charges and Early Withdrawal Charges since the Division inception date, which is the date the corresponding Portfolio or predecessor Portfolio was first offered under the Separate Account that funds the Deferred Annuity or Income Annuity.
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Enhanced Preference Plus, Enhanced VestMet and Financial Freedom Deferred Annuities and Enhanced Preference Plus and Financial Freedom Account Income Annuities performance figures vary from other Preference Plus and VestMet Deferred Annuities and Income Annuities as a result of reduced Separate Account charges. Performance may be calculated based upon historical performance of the underlying Portfolios of the Brighthouse Funds Trust II, the Calvert Fund, the Fidelity® VIP Funds, Brighthouse Funds Trust I and American Funds® and may assume that certain Deferred Annuities were in existence prior to their inception date.
After the inception date, actual Accumulation Unit or Annuity Unit data is used.
Historical performance information should not be relied on as a guarantee of future performance results.
Advertisements regarding the Separate Account may contain comparisons of hypothetical after-tax returns of currently taxable investments versus returns of tax deferred investments. From time to time, the Separate Account may compare the performance of its Divisions with the performance of common stocks, long-term government bonds, long-term corporate bonds, intermediate-term government bonds, Treasury Bills, certificates of deposit and savings accounts. The Separate Account may use the Consumer Price Index in its advertisements as a measure of inflation for comparison purposes. From time to time, the Separate Account may advertise its performance ranking among similar investments or compare its performance to averages as compiled by independent organizations, such as Lipper Analytical Services, Inc., Morningstar, Inc., VARDS® and The Wall Street Journal. The Separate Account may also advertise its performance in comparison to appropriate indices, such as the Standard & Poor’s 500 Composite Stock Price Index, the Standard & Poor’s Mid Cap 400 Index, the Standard & Poor’s North American Technology Sector Index, the Standard & Poor’s North American Natural Resources Sector Index, the S&P/LSTA Leveraged Loan Index, the Russell 3000 Growth Index, the Russell 3000 Value Index, the Russell 2000® Index, the Russell MidCap Index, the Russell MidCap Growth Index, the Russell MidCap Value Index, the Russell 2000® Growth Index, the Russell 2000® Value Index, the Russell 1000 Index, the Russell 1000 Growth Index, the Russell 1000 Value Index, the NASDAQ Composite Index, the MSCI World Index, the MSCI All Country World Index, the MSCI All Country World ex-U.S. Index, the MSCI World ex-U.S. Small Cap Index, the MSCI All Country World Small Cap Index, the MSCI U.S. Small Cap Growth Index, the MSCI Emerging Markets Index, the MSCI EAFE® Index, the Lipper Intermediate Investment Grade Debt Funds Average, the Lipper Global Small-Cap Funds Average, the Lipper Capital Appreciation Funds Index, the Lipper Growth Funds Index, the Lipper Growth & Income Funds Index, the Dow Jones Moderate Index, the Dow Jones Moderately Aggressive Index, the Dow Jones Moderately Conservative Index, the Dow Jones Aggressive Index, the Dow Jones Conservative Index, the Dow Jones U.S. Small-Cap Total Stock Market Index, the Citigroup World Government Bond Index, the Citigroup World Government Bond Index (WGBI) ex-U.S., the Bloomberg Barclays U.S. Aggregate Bond Index, the Bloomberg Barclays U.S. Credit Index, the Bloomberg Barclays U.S. Government/Credit 1-3 Year Index, the Bloomberg Barclays U.S. TIPS Index, the Bloomberg Barclays U.S. Universal Index, the Bloomberg Barclays U.S. Government Bond Index, the Bloomberg Barclays U.S. Intermediate Government Bond Index, the Bank of America Merrill Lynch High Yield Master II Constrained Index and Hybrid Index and the Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index.
Performance may be shown for certain investment strategies that are made available under certain Deferred Annuities. The first is the “Equity Generator.” Under the “Equity Generator,” an amount equal to the interest earned during a specified interval (i.e., monthly, quarterly) in the Fixed Interest Account is transferred to the MetLife Stock Index Division or the Frontier Mid Cap Growth Division. The second technique is the “EqualizerSM.” Under this strategy, once during a specified period (i.e., monthly, quarterly), a transfer is made from the MetLife Stock Index Division or the Frontier Mid Cap Growth Division to the Fixed Interest Account or from the Fixed Interest Account to the MetLife Stock Index Division or Frontier Mid Cap Growth Division in order to make the account and the division equal in value. The third strategy is the “Index SelectorSM". Under this strategy, once during a specified period (i.e., quarterly, annually) transfers are made among the MetLife Aggregate Bond Index, MetLife Stock Index, MetLife MSCI EAFE® Index, MetLife Russell 2000® Index and MetLife Mid Cap Stock Index Divisions and the Fixed Interest Account in order to bring the percentage of the total Account Value in each of these Divisions and Fixed Interest Account back to the current allocation of your choice of one of several asset allocation models: The elements which form the basis of the models are provided by MetLife which may rely on a third party for its expertise in creating appropriate allocations. The models are designed to correlate to various risk tolerance levels associated with investing and are subject to change from time to time.
An “Equity Generator Return,” “Aggressive Equity Generator Return,” “Equalizer Return,” “Aggressive Equalizer Return” or “Index Selector Return” for each asset allocation model will be calculated by presuming a certain dollar value at the beginning of a period and comparing this dollar value with the dollar value, based on historical performance, at the end of the period, expressed as a percentage. The “Return” in each case will assume that no withdrawals have occurred. We may also show performance for the
SAI-8

Equity Generator, Equalizer and Index Selector investment strategies using other Divisions for which these strategies are made available in the future. If we do so, performance will be calculated in the same manner as described above, using the appropriate account and/or Divisions.
Past performance is no guarantee of future results.
Historical performance information should not be relied on as a guarantee of future performance results.
An illustration should not be relied upon as a guarantee of future results.
VOTING RIGHTS
In accordance with our view of the present applicable law, we will vote the shares of each of the Portfolios held by the Separate Account (which are deemed attributable to all the Deferred Annuities or Income Annuities described in the Prospectus) at regular and special meetings of the shareholders of the Portfolio based on instructions received from those having voting interests in the corresponding Divisions of the Separate Account. However, if the 1940 Act or any rules thereunder should be amended or if the present interpretation thereof should change, and, as a result, we determine that we are permitted to vote the shares of the Portfolios in our own right, we may elect to do so.
Accordingly, You have voting interests under all the Deferred Annuities or Income Annuities described in the Prospectus. The number of shares held in each Division deemed attributable to You is determined by dividing the value of Accumulation or Annuity Units attributable to You in that Division, if any, by the net asset value of one share in the Portfolio in which the assets in that Division are invested. Fractional votes will be counted. The number of shares for which You have the right to give instructions will be determined as of the record date for the meeting.
Portfolio shares held in each registered separate account of MetLife or any affiliate that are or are not attributable to life insurance policies or annuities (including all the Deferred Annuities and Income Annuities described in the Prospectus) and for which no timely instructions are received will be voted in the same proportion as the shares for which voting instructions are received by that separate account. Portfolio shares held in the general accounts or unregistered separate accounts of MetLife or its affiliates will be voted in the same proportion as the aggregate of (i) the shares for which voting instructions are received and (ii) the shares that are voted in proportion to such voting instructions. However, if we or an affiliate determine that we are permitted to vote any such shares, in our own right, we may elect to do so subject to the then current interpretation of the 1940 Act or any rules thereunder.
Qualified retirement plans which invest directly in the Portfolios do not have voting interests through life insurance or annuity contracts and do not vote these interests based upon the number of shares held in the Division deemed attributable to those qualified retirement plans. Shares are held by the plans themselves and are voted directly; the instruction process does not apply.
You will be entitled to give instructions regarding the votes attributable to your Deferred Annuity or your Income Annuity, in your sole discretion.
Under the Keogh Deferred Annuities and the Enhanced Unallocated Keogh Deferred Annuity, participants may instruct You to give us instructions regarding shares deemed attributable to their respective contributions. Under the Keogh Deferred Annuities and the Enhanced Unallocated Keogh Deferred Annuity, we will provide You with the number of copies of voting instruction soliciting materials that You may furnish such materials to participants who may give You voting instructions.
Under Section 457(f) deferred compensation plans, Section 451 deferred fee arrangements, Section 451 deferred compensation plans, Section 457(e)(11) severance and death benefit plans and the TSA Deferred Annuities and Income Annuities under which the employer retains all rights, we will provide You with the number of copies of voting instruction soliciting materials that You request so that You may furnish such materials to participants who may give You voting instructions.
Neither the Separate Account nor MetLife has any duty to inquire as to the instructions received or your authority to give instructions; thus, as far as the Separate Account, and any others having voting interests in respect of the Separate Account are concerned, such instructions are valid and effective.
SAI-9

You may give instructions regarding, among other things, the election of the board of directors, ratification of the election of an independent registered public accounting firm, and the approval of investment and sub-investment managers.
Disregarding Voting Instructions
MetLife may disregard voting instructions under the following circumstances (1) to make or refrain from making any change in the investments or investment policies for any Portfolio if required by any insurance regulatory authority; (2) to refrain from making any change in the investment policies or any investment manager or principal underwriter or any Portfolio which may be initiated by those having voting interests or the Calvert Fund, Brighthouse Trust I’s, Brighthouse Trust II’s, American Funds’®, and Fidelity® Funds’ boards of directors, provided MetLife’s disapproval of the change is reasonable and, in the case of a change in investment policies or investment manager, based on a good faith determination that such change would be contrary to state law or otherwise inappropriate in light of the Portfolio’s objective and purposes; or (3) to enter into or refrain from entering into any advisory agreement or underwriting contract, if required by any insurance regulatory authority.
TAXES
Non-Qualified Annuity Contracts Diversification
In order for your non-qualified Contract to be considered an annuity contract for federal income tax purposes, we must comply with certain diversification standards with respect to the investments underlying the Contract. We believe that we satisfy and will continue to satisfy these diversification standards. Failure to meet these standards would result in immediate taxation to Contract Owners of gains under their Contracts. Inadvertent failure to meet these standards may be correctable.
Changes to Tax Rules and Interpretations
Changes to applicable tax rules and interpretations can adversely affect the tax treatment of your Contract. These changes may take effect retroactively.
We reserve the right to amend your Contract where necessary to maintain its status as a Variable Annuity Contract under federal tax law and to protect You and other Contract Owners in the Divisions from adverse tax consequences.
3.8% Medicare Tax
The 3.8% Medicare tax applies to the lesser of (1) “net investment income” or (2) the excess of the modified adjusted gross income over the applicable threshold amount, $250,000 for married couples filing jointly and qualifying widows, $125,000 for married couples filing separately and $200,000 for single filers and will result in the following top tax rates on investment income:
Capital Gains	Dividends	Other
23.8%	40.8%	40.8%
Qualified Annuity Contracts
Annuity contracts purchased through tax qualified plans are subject to limitations imposed by the Code and regulations as a condition of tax qualification. There are various types of tax qualified plans which have certain beneficial tax consequences for Contract Owners and plan participants.
Types of Qualified Plans
The following list includes individual account-type plans which may hold an annuity Contract as described in the Prospectus. Except for Traditional IRAs, they are established by an employer for participation of its employees.
SAI-10

Traditional IRA
Established by an individual, or employer as part of an employer plan.
SIMPLE
Established by a for-profit employer with fewer than 100 employees, based on IRA accounts for each participant.
SEP
Established by a for-profit employer, based on IRA accounts for each participant. Employer only contributions.
401(k), 401(a)
Established by for-profit employers, Section 501(c)(3) tax exempt and non-tax exempt entities, Indian Tribes.
403(b) Tax Sheltered Annuity (“TSA”)
Established by Section 501(c)(3) tax exempt entities, public schools (K-12), public colleges, universities, churches, synagogues and mosques.
457(b) Governmental Sponsor
Established by state and local governments, public schools (K-12), public colleges and universities.
457(b) Non-Governmental Sponsor
Established by a tax-exempt entity. Under a non-governmental plan, which must be a tax-exempt entity under Section 501(c) of the Code, all such investments of the plan are owned by and are subject to the claims of the general creditors of the sponsoring employer. In general, all amounts received under a non-governmental Section 457(b) plan are taxable and are subject to federal income tax withholding as wages.
Additional information regarding 457(b) plans
A 457(b) plan may provide a one-time election to make special one-time “catch-up” contributions in one or more of the participant’s last three taxable years ending before the participant’s normal retirement age under the plan.
Participants in governmental 457(b) plans may not use both the age 50 or older catch-up and the special one-time catch-up contribution in the same taxable year. In general, contribution limits with respect to elective deferral and to age 50 plus catch-up contributions are not aggregated with contributions under the other types of qualified plans for the purposes of determining the limitations applicable to participants.
403(a)
If your benefit under the 403(b) plan is worth more than $5,000, the Code requires that your annuity protect your spouse if You die before You receive any payments under the annuity or if You die while payments are being made. You may waive these requirements with the written consent of your spouse. In general, designating a beneficiary other than your spouse is considered a waiver and requires your spouse’s written consent. Waiving these requirements may cause your monthly benefit to increase during your lifetime. Special rules apply to the withdrawal of excess contributions.
ROTH IRA / Designated ROTH Account
Individual or employee plan contributions made to certain plans on an after-tax basis. An IRA may be established as a Roth IRA, and 401(k), 403(b) and 457(b) plans may provide for Roth accounts.
SAI-11

ERISA
If your plan is subject to ERISA and You are married, the income payments, withdrawal provisions, and methods of payment of the death benefit under your Contract may be subject to your spouse’s rights as described below.
Generally, the spouse must give qualified consent whenever You elect to:
(a)	Choose income payments other than on a qualified joint and survivor annuity basis (“QJSA”) (one under which we make payments to You during your lifetime and then make payments reduced by no more than 50% to your spouse for his or her remaining life, if any): or choose to waive the qualified pre-retirement survivor annuity benefit (“QPSA”) (the benefit payable to the surviving spouse of a participant who dies with a vested interest in an accrued retirement benefit under the plan before payment of the benefit has begun);
(b)	Make certain withdrawals under plans for which a qualified consent is required;
(c)	Name someone other than the spouse as your beneficiary; or
(d)	Use your accrued benefit as security for a loan exceeding $5,000.
Generally, there is no limit to the number of your elections as long as a qualified consent is given each time. The consent to waive the QJSA must meet certain requirements, including that it be in writing, that it acknowledges the identity of the designated beneficiary and the form of benefit selected, dated, signed by your spouse, witnessed by a notary public or plan representative, and that it be in a form satisfactory to us. The waiver of the QJSA generally must be executed during the 180 day period (90 days for certain loans) ending on the date on which income payments are to commence, or the withdrawal or the loan is to be made, as the case may be. If You die before benefits commence, your surviving spouse will be your beneficiary unless he or she has given a qualified consent otherwise.
The qualified consent to waive the QPSA benefit and the beneficiary designation must be made in writing that acknowledges the designated beneficiary, dated, signed by your spouse, witnessed by a notary public or plan representative and in a form satisfactory to us. Generally, there is no limit to the number of beneficiary designations as long as a qualified consent accompanies each designation. The waiver of and the qualified consent for the QPSA benefit generally may not be given until the plan year in which You attain age 35. The waiver period for the QPSA ends on the date of your death.
If the present value of your benefit is worth $5,000 or less, your plan generally may provide for distribution of your entire interest in a lump sum without spousal consent.
Comparison of Plan Limits for Individual Contributions:
Plan Type	Elective Contribution	Catch-up Contribution
IRA (Traditional and Roth)	$6,000	$1,000
SIMPLE	$13,500*	$3,000
401(k)	$19,500*	$6,500
SEP/401(a)	(Employer contributions only)
403(b) (TSA)	$19,500*	$6,500
457(b)	$19,500*	$6,500

*	If you participate in any other employer plan during the year and have elective salary reductions under those plans, the total amount of salary reduction contributions that you can make to all plans in which you participate is limited to $19,500 in 2021.
Dollar limits are for 2021 and subject to cost-of-living adjustments in future years. Employer-sponsored individual account plans (other than 457(b) plans) may provide for additional employer contributions such that total annual plan contributions do not to exceed the lesser of $58,000 or 100% of an employee’s compensation for 2021.
SAI-12

Federal Estate Taxes
While no attempt is being made to discuss the federal estate tax implications of the Contract, You should bear in mind that the value of an annuity contract owned by a decedent and payable to a beneficiary by virtue of surviving the decedent is included in the decedent’s gross estate. Depending on the terms of the annuity contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated beneficiary or the actuarial value of the payments to be received by the beneficiary. Consult an estate planning adviser for more information.
Generation-Skipping Transfer Tax
Under certain circumstances, the Code may impose a “generation-skipping transfer tax” when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the contract owner. Regulations issued under the Code may require us to deduct the tax from your contract, or from any applicable payment, and pay it directly to the IRS.
Annuity Purchase Payments By Nonresident Aliens and Foreign Corporations
The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser’s country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S., state and foreign taxation with respect to an annuity contract purchase.
FINANCIAL STATEMENTS
The financial statements and financial highlights comprising each of the Divisions of the Separate Account and the consolidated financial statements of the Company are included herein.
The financial statements of the Company should be considered only as bearing upon the ability of Metropolitan Life Insurance Company to meet its obligations under the contract.
SAI-13
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Contract Owners of
Metropolitan Life Separate Account E
and Board of Directors of
Metropolitan Life Insurance Company

OPINION ON THE FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS

We have audited the accompanying statements of assets and liabilities of
Metropolitan Life Separate Account E (the "Separate Account") of Metropolitan
Life Insurance Company (the "Company") comprising each of the individual
Divisions listed in Note 2A as of December 31, 2020, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights in
Note 7 for each of the five years in the period then ended for the Divisions, except for the Divisions included in the table below; the related statements of operations, changes in net assets, and the financial highlights for the
Divisions and periods indicated in the table below; and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Divisions constituting the Separate Account of the Company as of December 31, 2020, and
the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended (or for the periods listed in the table below), in conformity with accounting principles generally accepted in the United States of America.

--------------------------------------------------------------------------------------------------------

     INDIVIDUAL DIVISIONS                            STATEMENTS OF
        COMPRISING THE           STATEMENT OF         CHANGES IN
       SEPARATE ACCOUNT           OPERATIONS          NET ASSETS             FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------------------------------

  American Funds(R) Global    For the year ended   For the years ended  For the years ended December 31,
  Growth Division             December 31, 2020    December 31, 2020    2020, 2019, 2018, 2017 and 2016
  Delaware VIP Small Cap                           and 2019             (commenced October 31, 2013
  Value Division                                                        and began transactions in 2016)
  Fidelity(R) VIP Mid Cap
  Division
  FTVIPT Templeton
  Developing Markets VIP
  Division
  Janus Henderson Enterprise
  Division
  LMPVET ClearBridge
  Variable Appreciation
  Division
  LMPVET ClearBridge
  Variable Dividend Strategy
  Division
  LMPVET ClearBridge
  Variable Large Cap Growth
  Division
  LMPVET ClearBridge
  Variable Small Cap Growth
  Division
  LMPVIT Western Asset
  Core Plus Division

--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------

     INDIVIDUAL DIVISIONS                            STATEMENTS OF
        COMPRISING THE           STATEMENT OF         CHANGES IN
       SEPARATE ACCOUNT           OPERATIONS          NET ASSETS             FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------------------------------

  Fidelity(R) VIP Freedom     For the year ended   For the years ended  For the years ended December 31,
  2020 Division               December 31, 2020    December 31, 2020    2020, 2019, 2018, 2017 and 2016
  Fidelity(R) VIP Freedom                          and 2019             (commenced May 1, 2015 and
  2025 Division                                                         began transactions in 2016)
  Fidelity(R) VIP Freedom
  2030 Division
  Fidelity(R) VIP Freedom
  2040 Division
  Fidelity(R) VIP Freedom
  2050 Division

--------------------------------------------------------------------------------------------------------
  Fidelity(R) VIP Freedom     For the year ended   For the years ended  For the years ended December 31,
  2035 Division               December 31, 2020    December 31, 2020    2020, 2019, and the period from
  Fidelity(R) VIP Freedom                          and 2019             April 30, 2018 (commencement
  2045 Division                                                         of operations) through
                                                                        December 31, 2018

--------------------------------------------------------------------------------------------------------

BASIS FOR OPINION

These financial statements and financial highlights are the responsibility of the Separate Account's management. Our responsibility is to express an opinion on the Separate Account's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public
Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Separate Account in accordance with the U.S.
federal securities laws and the applicable rules and regulations of the
Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Separate
Account is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Separate Account's internal control over financial reporting.
Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of investments owned as of December 31, 2020, by correspondence with the custodian or mutual fund companies. We believe that our audits provide a reasonable basis for our opinion.

/s/ DELOITTE & TOUCHE LLP

Tampa, Florida
March 26, 2021

We have served as the Separate Account's auditor since 1984.

                    METROPOLITAN LIFE SEPARATE ACCOUNT E
                   OF METROPOLITAN LIFE INSURANCE COMPANY
                    STATEMENTS OF ASSETS AND LIABILITIES
                              DECEMBER 31, 2020

                                                                                           AMERICAN FUNDS(R)
                                             AMERICAN FUNDS(R)      AMERICAN FUNDS(R)        GLOBAL SMALL         AMERICAN FUNDS(R)
                                                   BOND               GLOBAL GROWTH         CAPITALIZATION             GROWTH
                                                 DIVISION               DIVISION               DIVISION               DIVISION
                                           --------------------   --------------------   --------------------   --------------------

ASSETS:
   Investments at fair value.............  $         87,818,494   $            281,771   $        474,942,349   $      1,297,005,061
   Due from Metropolitan Life
     Insurance Company...................                    --                     --                     --                     --
                                           --------------------   --------------------   --------------------   --------------------
        Total Assets.....................            87,818,494                281,771            474,942,349          1,297,005,061
                                           --------------------   --------------------   --------------------   --------------------
LIABILITIES:
   Accrued fees..........................                    93                      1                    151                     84
   Due to Metropolitan Life
     Insurance Company...................                     2                     --                      3                      6
                                           --------------------   --------------------   --------------------   --------------------
        Total Liabilities................                    95                      1                    154                     90
                                           --------------------   --------------------   --------------------   --------------------

NET ASSETS...............................  $         87,818,399   $            281,770   $        474,942,195   $      1,297,004,971
                                           ====================   ====================   ====================   ====================
CONTRACT OWNERS' EQUITY
   Net assets from accumulation units....  $         87,534,479   $            281,770   $        474,108,280   $      1,295,093,320
   Net assets from contracts in payout...               283,920                     --                833,915              1,911,651
                                           --------------------   --------------------   --------------------   --------------------
        Total Net Assets.................  $         87,818,399   $            281,770   $        474,942,195   $      1,297,004,971
                                           ====================   ====================   ====================   ====================

 The accompanying notes are an integral part of these financial statements.

                    METROPOLITAN LIFE SEPARATE ACCOUNT E
                   OF METROPOLITAN LIFE INSURANCE COMPANY
             STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
                              DECEMBER 31, 2020

                                                                                         BHFTI AMERICAN        BHFTI AMERICAN
                                           AMERICAN FUNDS(R)       BHFTI AB GLOBAL      FUNDS(R) BALANCED      FUNDS(R) GROWTH
                                             GROWTH-INCOME       DYNAMIC ALLOCATION        ALLOCATION            ALLOCATION
                                               DIVISION               DIVISION              DIVISION              DIVISION
                                          --------------------  --------------------  --------------------  --------------------

ASSETS:
   Investments at fair value............  $        766,106,626  $      1,236,443,934  $        813,811,718  $        473,694,459
   Due from Metropolitan Life
     Insurance Company..................                    --                    --                    --                    --
                                          --------------------  --------------------  --------------------  --------------------
        Total Assets....................           766,106,626         1,236,443,934           813,811,718           473,694,459
                                          --------------------  --------------------  --------------------  --------------------
LIABILITIES:
   Accrued fees.........................                    95                    41                    61                    67
   Due to Metropolitan Life
     Insurance Company..................                     5                     1                     1                     3
                                          --------------------  --------------------  --------------------  --------------------
        Total Liabilities...............                   100                    42                    62                    70
                                          --------------------  --------------------  --------------------  --------------------

NET ASSETS..............................  $        766,106,526  $      1,236,443,892  $        813,811,656  $        473,694,389
                                          ====================  ====================  ====================  ====================
CONTRACT OWNERS' EQUITY
   Net assets from accumulation units...  $        764,224,984  $      1,236,328,714  $        813,381,758  $        473,369,657
   Net assets from contracts in payout..             1,881,542               115,178               429,898               324,732
                                          --------------------  --------------------  --------------------  --------------------
        Total Net Assets................  $        766,106,526  $      1,236,443,892  $        813,811,656  $        473,694,389
                                          ====================  ====================  ====================  ====================

                                                                  BHFTI AMERICAN                              BHFTI BLACKROCK
                                             BHFTI AMERICAN      FUNDS(R) MODERATE    BHFTI AQR GLOBAL        GLOBAL TACTICAL
                                             FUNDS(R) GROWTH        ALLOCATION          RISK BALANCED           STRATEGIES
                                                DIVISION             DIVISION             DIVISION               DIVISION
                                          --------------------  -------------------  --------------------  --------------------

ASSETS:
   Investments at fair value............  $        374,416,535  $       778,574,072  $        929,413,676  $      1,562,480,914
   Due from Metropolitan Life
     Insurance Company..................                    --                   --                    --                    --
                                          --------------------  -------------------  --------------------  --------------------
        Total Assets....................           374,416,535          778,574,072           929,413,676         1,562,480,914
                                          --------------------  -------------------  --------------------  --------------------
LIABILITIES:
   Accrued fees.........................                    45                   60                    33                    43
   Due to Metropolitan Life
     Insurance Company..................                     1                    2                    --                     2
                                          --------------------  -------------------  --------------------  --------------------
        Total Liabilities...............                    46                   62                    33                    45
                                          --------------------  -------------------  --------------------  --------------------

NET ASSETS..............................  $        374,416,489  $       778,574,010  $        929,413,643  $      1,562,480,869
                                          ====================  ===================  ====================  ====================
CONTRACT OWNERS' EQUITY
   Net assets from accumulation units...  $        374,312,094  $       777,954,144  $        929,368,692  $      1,562,264,271
   Net assets from contracts in payout..               104,395              619,866                44,951               216,598
                                          --------------------  -------------------  --------------------  --------------------
        Total Net Assets................  $        374,416,489  $       778,574,010  $        929,413,643  $      1,562,480,869
                                          ====================  ===================  ====================  ====================

                                             BHFTI BLACKROCK      BHFTI BRIGHTHOUSE
                                               HIGH YIELD       ASSET ALLOCATION 100
                                                DIVISION              DIVISION
                                          --------------------  --------------------

ASSETS:
   Investments at fair value............  $            449,875  $        254,598,606
   Due from Metropolitan Life
     Insurance Company..................                    --                    --
                                          --------------------  --------------------
        Total Assets....................               449,875           254,598,606
                                          --------------------  --------------------
LIABILITIES:
   Accrued fees.........................                    30                    80
   Due to Metropolitan Life
     Insurance Company..................                    --                     2
                                          --------------------  --------------------
        Total Liabilities...............                    30                    82
                                          --------------------  --------------------

NET ASSETS..............................  $            449,845  $        254,598,524
                                          ====================  ====================
CONTRACT OWNERS' EQUITY
   Net assets from accumulation units...  $            449,845  $        247,934,209
   Net assets from contracts in payout..                    --             6,664,315
                                          --------------------  --------------------
        Total Net Assets................  $            449,845  $        254,598,524
                                          ====================  ====================

 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                    METROPOLITAN LIFE SEPARATE ACCOUNT E
                   OF METROPOLITAN LIFE INSURANCE COMPANY
             STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
                              DECEMBER 31, 2020

                                                                                       BHFTI BRIGHTHOUSE/   BHFTI BRIGHTHOUSE/
                                            BHFTI BRIGHTHOUSE     BHFTI BRIGHTHOUSE     ABERDEEN EMERGING       EATON VANCE
                                              BALANCED PLUS        SMALL CAP VALUE       MARKETS EQUITY        FLOATING RATE
                                                DIVISION              DIVISION              DIVISION             DIVISION
                                          --------------------  --------------------  --------------------  --------------------

ASSETS:
   Investments at fair value............  $      3,572,331,805  $         17,064,323  $         47,234,640  $         19,938,325
   Due from Metropolitan Life
     Insurance Company..................                    --                    --                    --                    --
                                          --------------------  --------------------  --------------------  --------------------
        Total Assets....................         3,572,331,805            17,064,323            47,234,640            19,938,325
                                          --------------------  --------------------  --------------------  --------------------
LIABILITIES:
   Accrued fees.........................                    41                    44                    76                    46
   Due to Metropolitan Life
     Insurance Company..................                     1                     1                     2                    --
                                          --------------------  --------------------  --------------------  --------------------
        Total Liabilities...............                    42                    45                    78                    46
                                          --------------------  --------------------  --------------------  --------------------

NET ASSETS..............................  $      3,572,331,763  $         17,064,278  $         47,234,562  $         19,938,279
                                          ====================  ====================  ====================  ====================
CONTRACT OWNERS' EQUITY
   Net assets from accumulation units...  $      3,571,847,423  $         17,064,278  $         47,224,407  $         19,938,279
   Net assets from contracts in payout..               484,340                    --                10,155                    --
                                          --------------------  --------------------  --------------------  --------------------
        Total Net Assets................  $      3,572,331,763  $         17,064,278  $         47,234,562  $         19,938,279
                                          ====================  ====================  ====================  ====================

                                           BHFTI BRIGHTHOUSE/                          BHFTI BRIGHTHOUSE/
                                                FRANKLIN        BHFTI BRIGHTHOUSE/         WELLINGTON
                                              LOW DURATION           TEMPLETON              LARGE CAP           BHFTI CLARION
                                              TOTAL RETURN      INTERNATIONAL BOND          RESEARCH         GLOBAL REAL ESTATE
                                                DIVISION             DIVISION               DIVISION              DIVISION
                                          --------------------  --------------------  --------------------  --------------------

ASSETS:
   Investments at fair value............  $         68,395,054  $          4,944,061  $        805,728,041  $        166,520,908
   Due from Metropolitan Life
     Insurance Company..................                    --                    --                    --                     3
                                          --------------------  --------------------  --------------------  --------------------
        Total Assets....................            68,395,054             4,944,061           805,728,041           166,520,911
                                          --------------------  --------------------  --------------------  --------------------
LIABILITIES:
   Accrued fees.........................                    78                    48                   147                   119
   Due to Metropolitan Life
     Insurance Company..................                     1                     1                     7                    --
                                          --------------------  --------------------  --------------------  --------------------
        Total Liabilities...............                    79                    49                   154                   119
                                          --------------------  --------------------  --------------------  --------------------

NET ASSETS..............................  $         68,394,975  $          4,944,012  $        805,727,887  $        166,520,792
                                          ====================  ====================  ====================  ====================
CONTRACT OWNERS' EQUITY
   Net assets from accumulation units...  $         68,343,580  $          4,944,012  $        795,034,105  $        166,253,825
   Net assets from contracts in payout..                51,395                    --            10,693,782               266,967
                                          --------------------  --------------------  --------------------  --------------------
        Total Net Assets................  $         68,394,975  $          4,944,012  $        805,727,887  $        166,520,792
                                          ====================  ====================  ====================  ====================

                                              BHFTI HARRIS           BHFTI INVESCO
                                                 OAKMARK             BALANCED-RISK
                                              INTERNATIONAL           ALLOCATION
                                                DIVISION               DIVISION
                                          --------------------  --------------------

ASSETS:
   Investments at fair value............  $        418,250,029  $        436,657,609
   Due from Metropolitan Life
     Insurance Company..................                    --                    --
                                          --------------------  --------------------
        Total Assets....................           418,250,029           436,657,609
                                          --------------------  --------------------
LIABILITIES:
   Accrued fees.........................                   154                    33
   Due to Metropolitan Life
     Insurance Company..................                     3                     1
                                          --------------------  --------------------
        Total Liabilities...............                   157                    34
                                          --------------------  --------------------

NET ASSETS..............................  $        418,249,872  $        436,657,575
                                          ====================  ====================
CONTRACT OWNERS' EQUITY
   Net assets from accumulation units...  $        417,590,072  $        436,528,984
   Net assets from contracts in payout..               659,800               128,591
                                          --------------------  --------------------
        Total Net Assets................  $        418,249,872  $        436,657,575
                                          ====================  ====================

 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                    METROPOLITAN LIFE SEPARATE ACCOUNT E
                   OF METROPOLITAN LIFE INSURANCE COMPANY
             STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
                              DECEMBER 31, 2020

                                              BHFTI INVESCO         BHFTI INVESCO         BHFTI INVESCO        BHFTI JPMORGAN
                                                COMSTOCK            GLOBAL EQUITY       SMALL CAP GROWTH          CORE BOND
                                                DIVISION              DIVISION              DIVISION              DIVISION
                                          --------------------  --------------------  --------------------  --------------------

ASSETS:
   Investments at fair value............  $             54,668  $        281,517,691  $         71,253,420  $         75,426,746
   Due from Metropolitan Life
     Insurance Company..................                    --                    --                    --                    --
                                          --------------------  --------------------  --------------------  --------------------
        Total Assets....................                54,668           281,517,691            71,253,420            75,426,746
                                          --------------------  --------------------  --------------------  --------------------
LIABILITIES:
   Accrued fees.........................                    11                   123                   131                    50
   Due to Metropolitan Life
     Insurance Company..................                     1                     2                    --                     1
                                          --------------------  --------------------  --------------------  --------------------
        Total Liabilities...............                    12                   125                   131                    51
                                          --------------------  --------------------  --------------------  --------------------

NET ASSETS..............................  $             54,656  $        281,517,566  $         71,253,289  $         75,426,695
                                          ====================  ====================  ====================  ====================
CONTRACT OWNERS' EQUITY
   Net assets from accumulation units...  $             54,656  $        281,159,252  $         71,157,952  $         75,392,757
   Net assets from contracts in payout..                    --               358,314                95,337                33,938
                                          --------------------  --------------------  --------------------  --------------------
        Total Net Assets................  $             54,656  $        281,517,566  $         71,253,289  $         75,426,695
                                          ====================  ====================  ====================  ====================

                                                 BHFTI
                                            JPMORGAN GLOBAL       BHFTI JPMORGAN      BHFTI LOOMIS SAYLES    BHFTI LOOMIS SAYLES
                                           ACTIVE ALLOCATION      SMALL CAP VALUE      GLOBAL ALLOCATION           GROWTH
                                               DIVISION              DIVISION              DIVISION               DIVISION
                                          --------------------  -------------------  ---------------------  --------------------

ASSETS:
   Investments at fair value............  $        770,639,050  $        18,968,350   $       105,220,460   $       486,587,954
   Due from Metropolitan Life
     Insurance Company..................                    --                   --                    --                    --
                                          --------------------  -------------------  ---------------------  --------------------
        Total Assets....................           770,639,050           18,968,350           105,220,460           486,587,954
                                          --------------------  -------------------  ---------------------  --------------------
LIABILITIES:
   Accrued fees.........................                    45                   71                    73                   127
   Due to Metropolitan Life
     Insurance Company..................                     2                    2                     1                     4
                                          --------------------  -------------------  ---------------------  --------------------
        Total Liabilities...............                    47                   73                    74                   131
                                          --------------------  -------------------  ---------------------  --------------------

NET ASSETS..............................  $        770,639,003  $        18,968,277   $       105,220,386   $       486,587,823
                                          ====================  ===================  =====================  ====================
CONTRACT OWNERS' EQUITY
   Net assets from accumulation units...  $        770,591,813  $        18,965,306   $       105,209,998   $       486,244,130
   Net assets from contracts in payout..                47,190                2,971                10,388               343,693
                                          --------------------  -------------------  ---------------------  --------------------
        Total Net Assets................  $        770,639,003  $        18,968,277   $       105,220,386   $       486,587,823
                                          ====================  ===================  =====================  ====================

                                              BHFTI METLIFE        BHFTI MFS(R)
                                               MULTI-INDEX           RESEARCH
                                              TARGETED RISK        INTERNATIONAL
                                                DIVISION             DIVISION
                                          -------------------  -------------------

ASSETS:
   Investments at fair value............  $       831,657,091  $       172,621,388
   Due from Metropolitan Life
     Insurance Company..................                   --                   --
                                          -------------------  -------------------
        Total Assets....................          831,657,091          172,621,388
                                          -------------------  -------------------
LIABILITIES:
   Accrued fees.........................                   48                  163
   Due to Metropolitan Life
     Insurance Company..................                    1                    4
                                          -------------------  -------------------
        Total Liabilities...............                   49                  167
                                          -------------------  -------------------

NET ASSETS..............................  $       831,657,042  $       172,621,221
                                          ===================  ===================
CONTRACT OWNERS' EQUITY
   Net assets from accumulation units...  $       831,589,128  $       172,148,058
   Net assets from contracts in payout..               67,914              473,163
                                          -------------------  -------------------
        Total Net Assets................  $       831,657,042  $       172,621,221
                                          ===================  ===================

 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                    METROPOLITAN LIFE SEPARATE ACCOUNT E
                   OF METROPOLITAN LIFE INSURANCE COMPANY
             STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
                              DECEMBER 31, 2020

                                                 BHFTI                 BHFTI               BHFTI
                                            MORGAN STANLEY        PANAGORA GLOBAL     PIMCO INFLATION         BHFTI PIMCO
                                               DISCOVERY         DIVERSIFIED RISK     PROTECTED BOND         TOTAL RETURN
                                               DIVISION              DIVISION            DIVISION              DIVISION
                                          -------------------  -------------------  -------------------  --------------------

ASSETS:
   Investments at fair value............  $       920,192,811  $        97,068,636  $       330,502,737  $        715,365,325
   Due from Metropolitan Life
     Insurance Company..................                   --                   --                   --                    --
                                          -------------------  -------------------  -------------------  --------------------
       Total Assets.....................          920,192,811           97,068,636          330,502,737           715,365,325
                                          -------------------  -------------------  -------------------  --------------------
LIABILITIES:
   Accrued fees.........................                   98                   26                   97                   114
   Due to Metropolitan Life
     Insurance Company..................                    1                   --                    2                     2
                                          -------------------  -------------------  -------------------  --------------------
       Total Liabilities................                   99                   26                   99                   116
                                          -------------------  -------------------  -------------------  --------------------

NET ASSETS..............................  $       920,192,712  $        97,068,610  $       330,502,638  $        715,365,209
                                          ===================  ===================  ===================  ====================
CONTRACT OWNERS' EQUITY
   Net assets from accumulation units...  $       918,103,157  $        97,040,542  $       330,019,624  $        714,594,705
   Net assets from contracts in payout..            2,089,555               28,068              483,014               770,504
                                          -------------------  -------------------  -------------------  --------------------
       Total Net Assets.................  $       920,192,712  $        97,068,610  $       330,502,638  $        715,365,209
                                          ===================  ===================  ===================  ====================

                                                                       BHFTI
                                             BHFTI SCHRODERS        SSGA GROWTH              BHFTI          BHFTI T. ROWE PRICE
                                           GLOBAL MULTI-ASSET     AND INCOME ETF        SSGA GROWTH ETF       LARGE CAP VALUE
                                                DIVISION             DIVISION              DIVISION              DIVISION
                                          --------------------  -------------------  --------------------  --------------------

ASSETS:
   Investments at fair value............  $        703,341,650  $       644,690,242  $        130,804,774  $           685,959
   Due from Metropolitan Life
     Insurance Company..................                    --                   --                    --                   --
                                          --------------------  -------------------  --------------------  --------------------
       Total Assets.....................           703,341,650          644,690,242           130,804,774              685,959
                                          --------------------  -------------------  --------------------  --------------------
LIABILITIES:
   Accrued fees.........................                    66                   83                    80                   19
   Due to Metropolitan Life
     Insurance Company..................                     2                    2                     2                    1
                                          --------------------  -------------------  --------------------  --------------------
       Total Liabilities................                    68                   85                    82                   20
                                          --------------------  -------------------  --------------------  --------------------

NET ASSETS..............................  $        703,341,582  $       644,690,157  $        130,804,692  $           685,939
                                          ====================  ===================  ====================  ====================
CONTRACT OWNERS' EQUITY
   Net assets from accumulation units...  $        703,121,889  $       644,481,307  $        130,781,343  $           685,939
   Net assets from contracts in payout..               219,693              208,850                23,349                   --
                                          --------------------  -------------------  --------------------  --------------------
       Total Net Assets.................  $        703,341,582  $       644,690,157  $        130,804,692  $           685,939
                                          ====================  ===================  ====================  ====================

                                           BHFTI T. ROWE PRICE     BHFTI TCW CORE
                                             MID CAP GROWTH         FIXED INCOME
                                                DIVISION              DIVISION
                                          --------------------  -------------------

ASSETS:
   Investments at fair value............  $        505,414,642  $            52,567
   Due from Metropolitan Life
     Insurance Company..................                    --                   --
                                          --------------------  -------------------
       Total Assets.....................           505,414,642               52,567
                                          --------------------  -------------------
LIABILITIES:
   Accrued fees.........................                    95                   10
   Due to Metropolitan Life
     Insurance Company..................                     3                   --
                                          --------------------  -------------------
       Total Liabilities................                    98                   10
                                          --------------------  -------------------

NET ASSETS..............................  $        505,414,544  $            52,557
                                          ====================  ===================
CONTRACT OWNERS' EQUITY
   Net assets from accumulation units...  $        504,818,108  $            52,557
   Net assets from contracts in payout..               596,436                   --
                                          --------------------  -------------------
       Total Net Assets.................  $        505,414,544  $            52,557
                                          ====================  ===================

 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                    METROPOLITAN LIFE SEPARATE ACCOUNT E
                   OF METROPOLITAN LIFE INSURANCE COMPANY
             STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
                              DECEMBER 31, 2020

                                              BHFTI VICTORY         BHFTI WELLS           BHFTI WESTERN            BHFTII
                                                SYCAMORE        CAPITAL MANAGEMENT      ASSET MANAGEMENT       BAILLIE GIFFORD
                                              MID CAP VALUE        MID CAP VALUE        GOVERNMENT INCOME    INTERNATIONAL STOCK
                                                DIVISION             DIVISION               DIVISION              DIVISION
                                          --------------------  --------------------  --------------------  --------------------

ASSETS:
   Investments at fair value............  $        351,800,896  $            229,989  $        398,350,013  $        140,887,124
   Due from Metropolitan Life
     Insurance Company..................                    --                    --                    --                    --
                                          --------------------  --------------------  --------------------  --------------------
        Total Assets....................           351,800,896               229,989           398,350,013           140,887,124
                                          --------------------  --------------------  --------------------  --------------------
LIABILITIES:
   Accrued fees.........................                   129                    21                    35                   124
   Due to Metropolitan Life
     Insurance Company..................                     3                    --                     1                     3
                                          --------------------  --------------------  --------------------  --------------------
        Total Liabilities...............                   132                    21                    36                   127
                                          --------------------  --------------------  --------------------  --------------------

NET ASSETS..............................  $        351,800,764  $            229,968  $        398,349,977  $        140,886,997
                                          ====================  ====================  ====================  ====================
CONTRACT OWNERS' EQUITY
   Net assets from accumulation units...  $        351,038,061  $            229,968  $        398,268,595  $        140,436,617
   Net assets from contracts in payout..               762,703                    --                81,382               450,380
                                          --------------------  --------------------  --------------------  --------------------
        Total Net Assets................  $        351,800,764  $            229,968  $        398,349,977  $        140,886,997
                                          ====================  ====================  ====================  ====================

                                                                                         BHFTII BLACKROCK
                                            BHFTII BLACKROCK      BHFTII BLACKROCK          ULTRA-SHORT       BHFTII BRIGHTHOUSE
                                               BOND INCOME      CAPITAL APPRECIATION         TERM BOND        ASSET ALLOCATION 20
                                                DIVISION              DIVISION               DIVISION              DIVISION
                                          --------------------  ---------------------  --------------------  ---------------------

ASSETS:
   Investments at fair value............  $        389,187,107  $         230,129,437  $         47,474,135  $        311,462,849
   Due from Metropolitan Life
     Insurance Company..................                    --                      2                    --                    --
                                          --------------------  ---------------------  --------------------  ---------------------
        Total Assets....................           389,187,107            230,129,439            47,474,135           311,462,849
                                          --------------------  ---------------------  --------------------  ---------------------
LIABILITIES:
   Accrued fees.........................                   103                     98                    84                    81
   Due to Metropolitan Life
     Insurance Company..................                     5                     --                     2                     1
                                          --------------------  ---------------------  --------------------  ---------------------
        Total Liabilities...............                   108                     98                    86                    82
                                          --------------------  ---------------------  --------------------  ---------------------

NET ASSETS..............................  $        389,186,999  $         230,129,341  $         47,474,049  $        311,462,767
                                          ====================  =====================  ====================  =====================
CONTRACT OWNERS' EQUITY
   Net assets from accumulation units...  $        387,029,113  $         228,680,637  $         47,202,941  $        310,909,381
   Net assets from contracts in payout..             2,157,886              1,448,704               271,108               553,386
                                          --------------------  ---------------------  --------------------  ---------------------
        Total Net Assets................  $        389,186,999  $         230,129,341  $         47,474,049  $        311,462,767
                                          ====================  =====================  ====================  =====================

                                           BHFTII BRIGHTHOUSE    BHFTII BRIGHTHOUSE
                                           ASSET ALLOCATION 40   ASSET ALLOCATION 60
                                                DIVISION              DIVISION
                                          --------------------  --------------------

ASSETS:
   Investments at fair value............  $        875,065,871  $      3,132,220,753
   Due from Metropolitan Life
     Insurance Company..................                    --                    --
                                          --------------------  --------------------
        Total Assets....................           875,065,871         3,132,220,753
                                          --------------------  --------------------
LIABILITIES:
   Accrued fees.........................                    67                    55
   Due to Metropolitan Life
     Insurance Company..................                     2                     3
                                          --------------------  --------------------
        Total Liabilities...............                    69                    58
                                          --------------------  --------------------

NET ASSETS..............................  $        875,065,802  $      3,132,220,695
                                          ====================  ====================
CONTRACT OWNERS' EQUITY
   Net assets from accumulation units...  $        873,011,012  $      3,129,781,137
   Net assets from contracts in payout..             2,054,790             2,439,558
                                          --------------------  --------------------
        Total Net Assets................  $        875,065,802  $      3,132,220,695
                                          ====================  ====================

 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                    METROPOLITAN LIFE SEPARATE ACCOUNT E
                   OF METROPOLITAN LIFE INSURANCE COMPANY
             STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
                              DECEMBER 31, 2020

                                                                                       BHFTII BRIGHTHOUSE/
                                                                 BHFTII BRIGHTHOUSE/       DIMENSIONAL
                                           BHFTII BRIGHTHOUSE          ARTISAN            INTERNATIONAL      BHFTII BRIGHTHOUSE/
                                           ASSET ALLOCATION 80      MID CAP VALUE         SMALL COMPANY      WELLINGTON BALANCED
                                                DIVISION              DIVISION              DIVISION              DIVISION
                                          --------------------  --------------------  --------------------  --------------------

ASSETS:
   Investments at fair value............  $      1,722,419,322  $        178,299,082  $          7,124,980  $        610,629,562
   Due from Metropolitan Life
     Insurance Company..................                    --                    --                    --                    --
                                          --------------------  --------------------  --------------------  --------------------
        Total Assets....................         1,722,419,322           178,299,082             7,124,980           610,629,562
                                          --------------------  --------------------  --------------------  --------------------
LIABILITIES:
   Accrued fees.........................                    48                   100                    64                    51
   Due to Metropolitan Life
     Insurance Company..................                     3                     7                     1                     5
                                          --------------------  --------------------  --------------------  --------------------
        Total Liabilities...............                    51                   107                    65                    56
                                          --------------------  --------------------  --------------------  --------------------

NET ASSETS..............................  $      1,722,419,271  $        178,298,975  $          7,124,915  $        610,629,506
                                          ====================  ====================  ====================  ====================
CONTRACT OWNERS' EQUITY
   Net assets from accumulation units...  $      1,719,528,381  $        177,469,682  $          7,124,915  $        600,585,458
   Net assets from contracts in payout..             2,890,890               829,293                    --            10,044,048
                                          --------------------  --------------------  --------------------  --------------------
        Total Net Assets................  $      1,722,419,271  $        178,298,975  $          7,124,915  $        610,629,506
                                          ====================  ====================  ====================  ====================

                                           BHFTII BRIGHTHOUSE/
                                               WELLINGTON              BHFTII                                       BHFTII
                                               CORE EQUITY            FRONTIER               BHFTII              LOOMIS SAYLES
                                              OPPORTUNITIES        MID CAP GROWTH        JENNISON GROWTH        SMALL CAP CORE
                                                DIVISION              DIVISION              DIVISION               DIVISION
                                          --------------------  --------------------  --------------------  --------------------

ASSETS:
   Investments at fair value............  $        503,780,799  $        572,542,643  $        289,505,160  $        156,522,773
   Due from Metropolitan Life
     Insurance Company..................                    --                    --                    --                    --
                                          --------------------  --------------------  --------------------  --------------------
        Total Assets....................           503,780,799           572,542,643           289,505,160           156,522,773
                                          --------------------  --------------------  --------------------  --------------------
LIABILITIES:
   Accrued fees.........................                   122                    90                    92                   130
   Due to Metropolitan Life
     Insurance Company..................                     6                     5                    --                     4
                                          --------------------  --------------------  --------------------  --------------------
        Total Liabilities...............                   128                    95                    92                   134
                                          --------------------  --------------------  --------------------  --------------------

NET ASSETS..............................  $        503,780,671  $        572,542,548  $        289,505,068  $        156,522,639
                                          ====================  ====================  ====================  ====================
CONTRACT OWNERS' EQUITY
   Net assets from accumulation units...  $        500,744,061  $        570,649,423  $        288,822,386  $        155,512,487
   Net assets from contracts in payout..             3,036,610             1,893,125               682,682             1,010,152
                                          --------------------  --------------------  --------------------  --------------------
        Total Net Assets................  $        503,780,671  $        572,542,548  $        289,505,068  $        156,522,639
                                          ====================  ====================  ====================  ====================

                                                 BHFTII
                                              LOOMIS SAYLES        BHFTII METLIFE
                                            SMALL CAP GROWTH    AGGREGATE BOND INDEX
                                                DIVISION              DIVISION
                                          --------------------  --------------------

ASSETS:
   Investments at fair value............  $         66,012,962  $        949,536,540
   Due from Metropolitan Life
     Insurance Company..................                    --                    --
                                          --------------------  --------------------
        Total Assets....................            66,012,962           949,536,540
                                          --------------------  --------------------
LIABILITIES:
   Accrued fees.........................                    84                    92
   Due to Metropolitan Life
     Insurance Company..................                     1                     3
                                          --------------------  --------------------
        Total Liabilities...............                    85                    95
                                          --------------------  --------------------

NET ASSETS..............................  $         66,012,877  $        949,536,445
                                          ====================  ====================
CONTRACT OWNERS' EQUITY
   Net assets from accumulation units...  $         65,949,145  $        946,141,315
   Net assets from contracts in payout..                63,732             3,395,130
                                          --------------------  --------------------
        Total Net Assets................  $         66,012,877  $        949,536,445
                                          ====================  ====================

 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                    METROPOLITAN LIFE SEPARATE ACCOUNT E
                   OF METROPOLITAN LIFE INSURANCE COMPANY
             STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
                              DECEMBER 31, 2020

                                            BHFTII METLIFE        BHFTII METLIFE        BHFTII METLIFE         BHFTII METLIFE
                                          MID CAP STOCK INDEX   MSCI EAFE(R) INDEX   RUSSELL 2000(R) INDEX       STOCK INDEX
                                               DIVISION              DIVISION              DIVISION               DIVISION
                                          -------------------  --------------------  ---------------------  --------------------

ASSETS:
   Investments at fair value............  $       506,052,836  $        466,904,433   $       346,715,700   $      3,154,806,497
   Due from Metropolitan Life
     Insurance Company..................                   --                    --                    --                     --
                                          -------------------  --------------------  ---------------------  --------------------
       Total Assets.....................          506,052,836           466,904,433           346,715,700          3,154,806,497
                                          -------------------  --------------------  ---------------------  --------------------
LIABILITIES:
   Accrued fees.........................                  126                   125                   171                    104
   Due to Metropolitan Life
     Insurance Company..................                    3                     4                     2                     17
                                          -------------------  --------------------  ---------------------  --------------------
       Total Liabilities................                  129                   129                   173                    121
                                          -------------------  --------------------  ---------------------  --------------------

NET ASSETS..............................  $       506,052,707  $        466,904,304   $       346,715,527   $      3,154,806,376
                                          ===================  ====================  =====================  ====================
CONTRACT OWNERS' EQUITY
   Net assets from accumulation units...  $       504,969,529  $        466,255,533   $       346,168,103   $      3,105,286,196
   Net assets from contracts in payout..            1,083,178               648,771               547,424             49,520,180
                                          -------------------  --------------------  ---------------------  --------------------
       Total Net Assets.................  $       506,052,707  $        466,904,304   $       346,715,527   $      3,154,806,376
                                          ===================  ====================  =====================  ====================

                                                                                            BHFTII                BHFTII
                                              BHFTII MFS(R)                            NEUBERGER BERMAN        T. ROWE PRICE
                                              TOTAL RETURN      BHFTII MFS(R) VALUE         GENESIS          LARGE CAP GROWTH
                                                DIVISION             DIVISION              DIVISION              DIVISION
                                          --------------------  -------------------  --------------------  -------------------

ASSETS:
   Investments at fair value............  $        117,745,518  $       627,751,272  $        311,591,288  $       738,162,813
   Due from Metropolitan Life
     Insurance Company..................                    --                   --                    --                   --
                                          --------------------  -------------------  --------------------  -------------------
       Total Assets.....................           117,745,518          627,751,272           311,591,288          738,162,813
                                          --------------------  -------------------  --------------------  -------------------
LIABILITIES:
   Accrued fees.........................                    89                  127                   100                  116
   Due to Metropolitan Life
     Insurance Company..................                     3                    8                     4                    5
                                          --------------------  -------------------  --------------------  -------------------
       Total Liabilities................                    92                  135                   104                  121
                                          --------------------  -------------------  --------------------  -------------------

NET ASSETS..............................  $        117,745,426  $       627,751,137  $        311,591,184  $       738,162,692
                                          ====================  ===================  ====================  ===================
CONTRACT OWNERS' EQUITY
   Net assets from accumulation units...  $        115,884,432  $       621,089,126  $        310,465,503  $       722,629,351
   Net assets from contracts in payout..             1,860,994            6,662,011             1,125,681           15,533,341
                                          --------------------  -------------------  --------------------  -------------------
       Total Net Assets.................  $        117,745,426  $       627,751,137  $        311,591,184  $       738,162,692
                                          ====================  ===================  ====================  ===================

                                                 BHFTII                BHFTII
                                              T. ROWE PRICE        VAN ECK GLOBAL
                                            SMALL CAP GROWTH      NATURAL RESOURCES
                                                DIVISION              DIVISION
                                          --------------------  -------------------

ASSETS:
   Investments at fair value............  $        491,278,325  $        27,733,963
   Due from Metropolitan Life
     Insurance Company..................                    --                   --
                                          --------------------  -------------------
       Total Assets.....................           491,278,325           27,733,963
                                          --------------------  -------------------
LIABILITIES:
   Accrued fees.........................                   100                   47
   Due to Metropolitan Life
     Insurance Company..................                     3                    1
                                          --------------------  -------------------
       Total Liabilities................                   103                   48
                                          --------------------  -------------------

NET ASSETS..............................  $        491,278,222  $        27,733,915
                                          ====================  ===================
CONTRACT OWNERS' EQUITY
   Net assets from accumulation units...  $        490,560,351  $        27,733,915
   Net assets from contracts in payout..               717,871                   --
                                          --------------------  -------------------
       Total Net Assets.................  $        491,278,222  $        27,733,915
                                          ====================  ===================

 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                    METROPOLITAN LIFE SEPARATE ACCOUNT E
                   OF METROPOLITAN LIFE INSURANCE COMPANY
             STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
                              DECEMBER 31, 2020

                                             BHFTII WESTERN
                                            ASSET MANAGEMENT       BHFTII WESTERN
                                             STRATEGIC BOND       ASSET MANAGEMENT           BLACKROCK             CALVERT VP
                                              OPPORTUNITIES        U.S. GOVERNMENT    GLOBAL ALLOCATION V.I.      SRI BALANCED
                                                DIVISION              DIVISION               DIVISION               DIVISION
                                          --------------------  --------------------  ----------------------  ---------------------

ASSETS:
   Investments at fair value............  $        408,706,207  $        139,252,177   $            118,158   $          55,610,329
   Due from Metropolitan Life
     Insurance Company..................                    --                    --                     --                      --
                                          --------------------  --------------------  ----------------------  ---------------------
        Total Assets....................           408,706,207           139,252,177                118,158              55,610,329
                                          --------------------  --------------------  ----------------------  ---------------------
LIABILITIES:
   Accrued fees.........................                   158                   155                     12                      13
   Due to Metropolitan Life
     Insurance Company..................                     4                     3                      1                       1
                                          --------------------  --------------------  ----------------------  ---------------------
        Total Liabilities...............                   162                   158                     13                      14
                                          --------------------  --------------------  ----------------------  ---------------------

NET ASSETS..............................  $        408,706,045  $        139,252,019   $            118,145   $          55,610,315
                                          ====================  ====================  ======================  =====================
CONTRACT OWNERS' EQUITY
   Net assets from accumulation units...  $        406,982,709  $        139,049,977   $            118,145   $          55,569,511
   Net assets from contracts in payout..             1,723,336               202,042                     --                  40,804
                                          --------------------  --------------------  ----------------------  ---------------------
        Total Net Assets................  $        408,706,045  $        139,252,019   $            118,145   $          55,610,315
                                          ====================  ====================  ======================  =====================

                                               CALVERT VP           DELAWARE VIP         FIDELITY(R) VIP        FIDELITY(R) VIP
                                               SRI MID CAP         SMALL CAP VALUE         CONTRAFUND            EQUITY-INCOME
                                                DIVISION              DIVISION              DIVISION               DIVISION
                                          --------------------  --------------------  --------------------  ---------------------

ASSETS:
   Investments at fair value............  $          7,563,766  $                681  $            860,114  $          63,502,218
   Due from Metropolitan Life
     Insurance Company..................                    --                    --                    --                     --
                                          --------------------  --------------------  --------------------  ---------------------
        Total Assets....................             7,563,766                   681               860,114             63,502,218
                                          --------------------  --------------------  --------------------  ---------------------
LIABILITIES:
   Accrued fees.........................                    --                     4                     4                     13
   Due to Metropolitan Life
     Insurance Company..................                    --                    --                    --                     --
                                          --------------------  --------------------  --------------------  ---------------------
        Total Liabilities...............                    --                     4                     4                     13
                                          --------------------  --------------------  --------------------  ---------------------

NET ASSETS..............................  $          7,563,766  $                677  $            860,110  $          63,502,205
                                          ====================  ====================  ====================  =====================
CONTRACT OWNERS' EQUITY
   Net assets from accumulation units...  $          7,563,766  $                677  $            860,110  $          62,463,419
   Net assets from contracts in payout..                    --                    --                    --              1,038,786
                                          --------------------  --------------------  --------------------  ---------------------
        Total Net Assets................  $          7,563,766  $                677  $            860,110  $          63,502,205
                                          ====================  ====================  ====================  =====================

                                             FIDELITY(R) VIP       FIDELITY(R) VIP
                                              FREEDOM 2020          FREEDOM 2025
                                                DIVISION              DIVISION
                                          --------------------  --------------------

ASSETS:
   Investments at fair value............  $          4,340,438  $          7,124,373
   Due from Metropolitan Life
     Insurance Company..................                    --                    --
                                          --------------------  --------------------
        Total Assets....................             4,340,438             7,124,373
                                          --------------------  --------------------
LIABILITIES:
   Accrued fees.........................                     4                    10
   Due to Metropolitan Life
     Insurance Company..................                    --                    --
                                          --------------------  --------------------
        Total Liabilities...............                     4                    10
                                          --------------------  --------------------

NET ASSETS..............................  $          4,340,434  $          7,124,363
                                          ====================  ====================
CONTRACT OWNERS' EQUITY
   Net assets from accumulation units...  $          4,340,434  $          7,124,363
   Net assets from contracts in payout..                    --                    --
                                          --------------------  --------------------
        Total Net Assets................  $          4,340,434  $          7,124,363
                                          ====================  ====================

 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                    METROPOLITAN LIFE SEPARATE ACCOUNT E
                   OF METROPOLITAN LIFE INSURANCE COMPANY
             STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
                              DECEMBER 31, 2020

                                             FIDELITY(R) VIP        FIDELITY(R) VIP       FIDELITY(R) VIP        FIDELITY(R) VIP
                                              FREEDOM 2030           FREEDOM 2035          FREEDOM 2040           FREEDOM 2045
                                                DIVISION               DIVISION              DIVISION               DIVISION
                                          ---------------------  --------------------  ---------------------  --------------------

ASSETS:
   Investments at fair value............  $           6,430,277  $          2,068,098  $           1,912,789  $          1,866,582
   Due from Metropolitan Life
     Insurance Company..................                     --                    --                     --                    --
                                          ---------------------  --------------------  ---------------------  --------------------
        Total Assets....................              6,430,277             2,068,098              1,912,789             1,866,582
                                          ---------------------  --------------------  ---------------------  --------------------
LIABILITIES:
   Accrued fees.........................                     17                     7                     35                     7
   Due to Metropolitan Life
     Insurance Company..................                      1                     1                     --                     1
                                          ---------------------  --------------------  ---------------------  --------------------
        Total Liabilities...............                     18                     8                     35                     8
                                          ---------------------  --------------------  ---------------------  --------------------

NET ASSETS..............................  $           6,430,259  $          2,068,090  $           1,912,754  $          1,866,574
                                          =====================  ====================  =====================  ====================
CONTRACT OWNERS' EQUITY
   Net assets from accumulation units...  $           6,430,259  $          2,068,090  $           1,912,754  $          1,866,574
   Net assets from contracts in payout..                     --                    --                     --                    --
                                          ---------------------  --------------------  ---------------------  --------------------
        Total Net Assets................  $           6,430,259  $          2,068,090  $           1,912,754  $          1,866,574
                                          =====================  ====================  =====================  ====================

                                                                                                               FIDELITY(R) VIP
                                             FIDELITY(R) VIP       FIDELITY(R) VIP       FIDELITY(R) VIP      GOVERNMENT MONEY
                                              FREEDOM 2050        FUNDSMANAGER 50%      FUNDSMANAGER 60%           MARKET
                                                DIVISION              DIVISION              DIVISION              DIVISION
                                          --------------------  --------------------  --------------------  --------------------

ASSETS:
   Investments at fair value............  $          4,073,534  $        247,253,463  $        242,924,543  $          5,964,445
   Due from Metropolitan Life
     Insurance Company..................                    --                    --                    --                    --
                                          --------------------  --------------------  --------------------  --------------------
        Total Assets....................             4,073,534           247,253,463           242,924,543             5,964,445
                                          --------------------  --------------------  --------------------  --------------------
LIABILITIES:
   Accrued fees.........................                    23                    --                    --                    --
   Due to Metropolitan Life
     Insurance Company..................                     1                    --                    --                     1
                                          --------------------  --------------------  --------------------  --------------------
        Total Liabilities...............                    24                    --                    --                     1
                                          --------------------  --------------------  --------------------  --------------------

NET ASSETS..............................  $          4,073,510  $        247,253,463  $        242,924,543  $          5,964,444
                                          ====================  ====================  ====================  ====================
CONTRACT OWNERS' EQUITY
   Net assets from accumulation units...  $          4,073,510  $        247,253,463  $        242,924,543  $          5,964,444
   Net assets from contracts in payout..                    --                    --                    --                    --
                                          --------------------  --------------------  --------------------  --------------------
        Total Net Assets................  $          4,073,510  $        247,253,463  $        242,924,543  $          5,964,444
                                          ====================  ====================  ====================  ====================

                                                                     FIDELITY(R) VIP
                                                                    INVESTMENT GRADE
                                          FIDELITY(R) VIP GROWTH          BOND
                                                 DIVISION               DIVISION
                                          ----------------------  --------------------

ASSETS:
   Investments at fair value............   $        125,194,941   $          9,545,422
   Due from Metropolitan Life
     Insurance Company..................                     --                     --
                                          ----------------------  --------------------
        Total Assets....................            125,194,941              9,545,422
                                          ----------------------  --------------------
LIABILITIES:
   Accrued fees.........................                     --                     --
   Due to Metropolitan Life
     Insurance Company..................                      1                     --
                                          ----------------------  --------------------
        Total Liabilities...............                      1                     --
                                          ----------------------  --------------------

NET ASSETS..............................   $        125,194,940   $          9,545,422
                                          ======================  ====================
CONTRACT OWNERS' EQUITY
   Net assets from accumulation units...   $        125,194,940   $          9,545,422
   Net assets from contracts in payout..                     --                     --
                                          ----------------------  --------------------
        Total Net Assets................   $        125,194,940   $          9,545,422
                                          ======================  ====================

 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                    METROPOLITAN LIFE SEPARATE ACCOUNT E
                   OF METROPOLITAN LIFE INSURANCE COMPANY
             STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
                              DECEMBER 31, 2020

                                                                 FTVIPT TEMPLETON                                 LMPVET
                                             FIDELITY(R) VIP        DEVELOPING          JANUS HENDERSON    CLEARBRIDGE VARIABLE
                                                 MID CAP            MARKETS VIP           ENTERPRISE           APPRECIATION
                                                DIVISION             DIVISION              DIVISION              DIVISION
                                          --------------------  -------------------  --------------------  --------------------

ASSETS:
   Investments at fair value............  $            481,696  $            54,947  $            157,396  $             53,065
   Due from Metropolitan Life
     Insurance Company..................                    --                   --                    --                    --
                                          --------------------  -------------------  --------------------  --------------------
        Total Assets....................               481,696               54,947               157,396                53,065
                                          --------------------  -------------------  --------------------  --------------------
LIABILITIES:
   Accrued fees.........................                     4                    8                     5                     5
   Due to Metropolitan Life
     Insurance Company..................                    --                    1                    --                    --
                                          --------------------  -------------------  --------------------  --------------------
        Total Liabilities...............                     4                    9                     5                     5
                                          --------------------  -------------------  --------------------  --------------------

NET ASSETS..............................  $            481,692  $            54,938  $            157,391  $             53,060
                                          ====================  ===================  ====================  ====================
CONTRACT OWNERS' EQUITY
   Net assets from accumulation units...  $            481,692  $            54,938  $            157,391  $             53,060
   Net assets from contracts in payout..                    --                   --                    --                    --
                                          --------------------  -------------------  --------------------  --------------------
        Total Net Assets................  $            481,692  $            54,938  $            157,391  $             53,060
                                          ====================  ===================  ====================  ====================

                                                 LMPVET                LMPVET                LMPVET
                                          CLEARBRIDGE VARIABLE  CLEARBRIDGE VARIABLE  CLEARBRIDGE VARIABLE     LMPVIT WESTERN
                                            DIVIDEND STRATEGY     LARGE CAP GROWTH      SMALL CAP GROWTH       ASSET CORE PLUS
                                                DIVISION              DIVISION              DIVISION              DIVISION
                                          --------------------  --------------------  --------------------  -------------------

ASSETS:
   Investments at fair value............  $             86,013  $            507,622  $            61,753   $            38,149
   Due from Metropolitan Life
     Insurance Company..................                    --                    --                   --                    --
                                          --------------------  --------------------  --------------------  -------------------
        Total Assets....................                86,013               507,622               61,753                38,149
                                          --------------------  --------------------  --------------------  -------------------
LIABILITIES:
   Accrued fees.........................                     3                    10                    7                     4
   Due to Metropolitan Life
     Insurance Company..................                     1                     1                   --                    --
                                          --------------------  --------------------  --------------------  -------------------
        Total Liabilities...............                     4                    11                    7                     4
                                          --------------------  --------------------  --------------------  -------------------

NET ASSETS..............................  $             86,009  $            507,611  $            61,746   $            38,145
                                          ====================  ====================  ====================  ===================
CONTRACT OWNERS' EQUITY
   Net assets from accumulation units...  $             86,009  $            507,611  $            61,746   $            38,145
   Net assets from contracts in payout..                    --                    --                   --                    --
                                          --------------------  --------------------  --------------------  -------------------
        Total Net Assets................  $             86,009  $            507,611  $            61,746   $            38,145
                                          ====================  ====================  ====================  ===================

                                                                        PIMCO VIT
                                           MORGAN STANLEY VIF    COMMODITYREALRETURN(R)
                                          GLOBAL INFRASTRUCTURE         STRATEGY
                                                DIVISION                DIVISION
                                          ---------------------  ----------------------

ASSETS:
   Investments at fair value............  $             60,759    $             34,324
   Due from Metropolitan Life
     Insurance Company..................                    --                      --
                                          ---------------------  ----------------------
        Total Assets....................                60,759                  34,324
                                          ---------------------  ----------------------
LIABILITIES:
   Accrued fees.........................                    18                      12
   Due to Metropolitan Life
     Insurance Company..................                    --                       1
                                          ---------------------  ----------------------
        Total Liabilities...............                    18                      13
                                          ---------------------  ----------------------

NET ASSETS..............................  $             60,741    $             34,311
                                          =====================  ======================
CONTRACT OWNERS' EQUITY
   Net assets from accumulation units...  $             60,741    $             34,311
   Net assets from contracts in payout..                    --                      --
                                          ---------------------  ----------------------
        Total Net Assets................  $             60,741    $             34,311
                                          =====================  ======================

 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                    METROPOLITAN LIFE SEPARATE ACCOUNT E
                   OF METROPOLITAN LIFE INSURANCE COMPANY
             STATEMENTS OF ASSETS AND LIABILITIES -- (CONCLUDED)
                              DECEMBER 31, 2020

                                                                                               PIMCO VIT         TAP 1919 VARIABLE
                                                                         PIMCO VIT         EMERGING MARKETS     SOCIALLY RESPONSIVE
                                                                       DYNAMIC BOND              BOND                BALANCED
                                                                         DIVISION              DIVISION              DIVISION
                                                                   -------------------    -------------------   -------------------

ASSETS:
   Investments at fair value.....................................  $            36,841    $            49,396   $            37,141
   Due from Metropolitan Life
     Insurance Company...........................................                   --                     --                    --
                                                                   -------------------    -------------------   -------------------
       Total Assets..............................................               36,841                 49,396                37,141
                                                                   -------------------    -------------------   -------------------
LIABILITIES:
   Accrued fees..................................................                    8                     12                     5
   Due to Metropolitan Life
     Insurance Company...........................................                   --                     --                    --
                                                                   -------------------    -------------------   -------------------
       Total Liabilities.........................................                    8                     12                     5
                                                                   -------------------    -------------------   -------------------

NET ASSETS.......................................................  $            36,833    $            49,384   $            37,136
                                                                   ===================    ===================   ===================
CONTRACT OWNERS' EQUITY
   Net assets from accumulation units............................  $            36,833    $            49,384   $            37,136
   Net assets from contracts in payout...........................                   --                     --                    --
                                                                   -------------------    -------------------   -------------------
       Total Net Assets..........................................  $            36,833    $            49,384   $            37,136
                                                                   ===================    ===================   ===================

 The accompanying notes are an integral part of these financial statements.

This page is intentionally left blank.

                    METROPOLITAN LIFE SEPARATE ACCOUNT E
                   OF METROPOLITAN LIFE INSURANCE COMPANY
                          STATEMENTS OF OPERATIONS
                    FOR THE YEAR ENDED DECEMBER 31, 2020

                                                                                            AMERICAN FUNDS(R)
                                                AMERICAN FUNDS(R)     AMERICAN FUNDS(R)       GLOBAL SMALL      AMERICAN FUNDS(R)
                                                      BOND              GLOBAL GROWTH        CAPITALIZATION          GROWTH
                                                    DIVISION              DIVISION              DIVISION            DIVISION
                                              --------------------  --------------------  -------------------  -------------------

INVESTMENT INCOME:
      Dividends.............................  $          1,745,941  $                845  $           691,316  $         3,411,062
                                              --------------------  --------------------  -------------------  -------------------
EXPENSES:
      Mortality and expense risk and
        other charges.......................             1,004,001                 1,917            5,021,037           13,268,570
      Administrative charges................               166,786                   238              784,218            1,896,005
                                              --------------------  --------------------  -------------------  -------------------
        Total expenses......................             1,170,787                 2,155            5,805,255           15,164,575
                                              --------------------  --------------------  -------------------  -------------------
           Net investment income (loss).....               575,154               (1,310)          (5,113,939)         (11,753,513)
                                              --------------------  --------------------  -------------------  -------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions...........               731,971                 6,752           25,814,544           25,770,993
      Realized gains (losses) on sale of
        investments.........................               587,100                 7,452           14,586,989           64,726,713
                                              --------------------  --------------------  -------------------  -------------------
           Net realized gains (losses)......             1,319,071                14,204           40,401,533           90,497,706
                                              --------------------  --------------------  -------------------  -------------------
      Change in unrealized gains (losses)
        on investments......................             4,226,664                52,453           72,689,737          376,078,166
                                              --------------------  --------------------  -------------------  -------------------
      Net realized and change in
        unrealized gains (losses)
        on investments......................             5,545,735                66,657          113,091,270          466,575,872
                                              --------------------  --------------------  -------------------  -------------------
      Net increase (decrease) in net assets
        resulting from operations...........  $          6,120,889  $             65,347  $       107,977,331  $       454,822,359
                                              ====================  ====================  ===================  ===================

                                                                                           BHFTI AMERICAN        BHFTI AMERICAN
                                                AMERICAN FUNDS(R)      BHFTI AB GLOBAL    FUNDS(R) BALANCED      FUNDS(R) GROWTH
                                                  GROWTH-INCOME      DYNAMIC ALLOCATION      ALLOCATION            ALLOCATION
                                                    DIVISION              DIVISION            DIVISION              DIVISION
                                              --------------------  -------------------  -------------------  --------------------

INVESTMENT INCOME:
      Dividends.............................  $          9,535,309  $        21,741,162  $        13,024,273  $          6,628,563
                                              --------------------  -------------------  -------------------  --------------------
EXPENSES:
      Mortality and expense risk and
        other charges.......................             8,814,340           12,146,137            7,540,950             4,306,468
      Administrative charges................             1,323,585            3,085,730            1,817,890               997,892
                                              --------------------  -------------------  -------------------  --------------------
        Total expenses......................            10,137,925           15,231,867            9,358,840             5,304,360
                                              --------------------  -------------------  -------------------  --------------------
           Net investment income (loss).....             (602,616)            6,509,295            3,665,433             1,324,203
                                              --------------------  -------------------  -------------------  --------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions...........            18,997,445           75,501,126           43,191,022            32,020,710
      Realized gains (losses) on sale of
        investments.........................            16,567,074           22,107,835            5,572,723             2,425,342
                                              --------------------  -------------------  -------------------  --------------------
           Net realized gains (losses)......            35,564,519           97,608,961           48,763,745            34,446,052
                                              --------------------  -------------------  -------------------  --------------------
      Change in unrealized gains (losses)
        on investments......................            46,266,465         (51,728,783)           48,641,023            26,639,362
                                              --------------------  -------------------  -------------------  --------------------
      Net realized and change in
        unrealized gains (losses)
        on investments......................            81,830,984           45,880,178           97,404,768            61,085,414
                                              --------------------  -------------------  -------------------  --------------------
      Net increase (decrease) in net assets
        resulting from operations...........  $         81,228,368  $        52,389,473  $       101,070,201  $         62,409,617
                                              ====================  ===================  ===================  ====================

                                                                       BHFTI AMERICAN
                                                 BHFTI AMERICAN       FUNDS(R) MODERATE
                                                 FUNDS(R) GROWTH         ALLOCATION
                                                    DIVISION              DIVISION
                                              --------------------  --------------------

INVESTMENT INCOME:
      Dividends.............................  $          2,737,965  $         14,073,778
                                              --------------------  --------------------
EXPENSES:
      Mortality and expense risk and
        other charges.......................             3,349,023             7,492,010
      Administrative charges................               819,303             1,811,671
                                              --------------------  --------------------
        Total expenses......................             4,168,326             9,303,681
                                              --------------------  --------------------
           Net investment income (loss).....           (1,430,361)             4,770,097
                                              --------------------  --------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions...........            35,372,293            34,369,187
      Realized gains (losses) on sale of
        investments.........................            17,062,777             3,229,620
                                              --------------------  --------------------
           Net realized gains (losses)......            52,435,070            37,598,807
                                              --------------------  --------------------
      Change in unrealized gains (losses)
        on investments......................            85,040,883            38,610,347
                                              --------------------  --------------------
      Net realized and change in
        unrealized gains (losses)
        on investments......................           137,475,953            76,209,154
                                              --------------------  --------------------
      Net increase (decrease) in net assets
        resulting from operations...........  $        136,045,592  $         80,979,251
                                              ====================  ====================

(a) Had no assets at December 31, 2020.

 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                    METROPOLITAN LIFE SEPARATE ACCOUNT E
                   OF METROPOLITAN LIFE INSURANCE COMPANY
                   STATEMENTS OF OPERATIONS -- (CONTINUED)
                    FOR THE YEAR ENDED DECEMBER 31, 2020

                                                                         BHFTI BLACKROCK
                                                  BHFTI AQR GLOBAL       GLOBAL TACTICAL        BHFTI BLACKROCK
                                                    RISK BALANCED          STRATEGIES             HIGH YIELD
                                                      DIVISION              DIVISION               DIVISION
                                               ---------------------  --------------------  ---------------------

INVESTMENT INCOME:
      Dividends..............................  $          21,848,451  $         24,299,294  $              22,651
                                               ---------------------  --------------------  ---------------------
EXPENSES:
      Mortality and expense risk and
         other charges.......................              9,230,471            15,230,575                  4,472
      Administrative charges.................              2,334,253             3,862,924                    849
                                               ---------------------  --------------------  ---------------------
         Total expenses......................             11,564,724            19,093,499                  5,321
                                               ---------------------  --------------------  ---------------------
           Net investment income (loss)......             10,283,727             5,205,795                 17,330
                                               ---------------------  --------------------  ---------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions............             95,837,648           133,060,590                     --
      Realized gains (losses) on sale of
         investments.........................           (29,267,778)             2,907,208                  (377)
                                               ---------------------  --------------------  ---------------------
           Net realized gains (losses).......             66,569,870           135,967,798                  (377)
                                               ---------------------  --------------------  ---------------------
      Change in unrealized gains (losses)
         on investments......................           (65,907,392)         (104,410,629)                  8,720
                                               ---------------------  --------------------  ---------------------
      Net realized and change in
         unrealized gains (losses)
         on investments......................                662,478            31,557,169                  8,343
                                               ---------------------  --------------------  ---------------------
      Net increase (decrease) in net assets
         resulting from operations...........  $          10,946,205  $         36,762,964  $              25,673
                                               =====================  ====================  =====================

                                                 BHFTI BRIGHTHOUSE     BHFTI BRIGHTHOUSE     BHFTI BRIGHTHOUSE
                                               ASSET ALLOCATION 100      BALANCED PLUS        SMALL CAP VALUE
                                                     DIVISION              DIVISION              DIVISION
                                               --------------------  --------------------  --------------------

INVESTMENT INCOME:
      Dividends..............................  $          2,783,053  $         80,478,066  $            198,837
                                               --------------------  --------------------  --------------------
EXPENSES:
      Mortality and expense risk and
         other charges.......................             2,215,711            34,050,691               136,111
      Administrative charges.................               505,792             8,602,867                37,247
                                               --------------------  --------------------  --------------------
         Total expenses......................             2,721,503            42,653,558               173,358
                                               --------------------  --------------------  --------------------
           Net investment income (loss)......                61,550            37,824,508                25,479
                                               --------------------  --------------------  --------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions............            23,500,424           334,012,115               659,616
      Realized gains (losses) on sale of
         investments.........................               136,634            31,939,985             (251,297)
                                               --------------------  --------------------  --------------------
           Net realized gains (losses).......            23,637,058           365,952,100               408,319
                                               --------------------  --------------------  --------------------
      Change in unrealized gains (losses)
         on investments......................            13,805,803          (42,557,558)             (359,019)
                                               --------------------  --------------------  --------------------
      Net realized and change in
         unrealized gains (losses)
         on investments......................            37,442,861           323,394,542                49,300
                                               --------------------  --------------------  --------------------
      Net increase (decrease) in net assets
         resulting from operations...........  $         37,504,411  $        361,219,050  $             74,779
                                               ====================  ====================  ====================

                                                BHFTI BRIGHTHOUSE/     BHFTI BRIGHTHOUSE/    BHFTI BRIGHTHOUSE/
                                                 ABERDEEN EMERGING           ARTISAN             EATON VANCE
                                                  MARKETS EQUITY          INTERNATIONAL         FLOATING RATE
                                                     DIVISION             DIVISION (a)            DIVISION
                                               --------------------  ---------------------  --------------------

INVESTMENT INCOME:
      Dividends..............................  $            868,127  $                  22  $          1,022,973
                                               --------------------  ---------------------  --------------------
EXPENSES:
      Mortality and expense risk and
         other charges.......................               417,411                     12               253,774
      Administrative charges.................               104,974                      2                54,927
                                               --------------------  ---------------------  --------------------
         Total expenses......................               522,385                     14               308,701
                                               --------------------  ---------------------  --------------------
           Net investment income (loss)......               345,742                      8               714,272
                                               --------------------  ---------------------  --------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions............                    --                     71                    --
      Realized gains (losses) on sale of
         investments.........................             1,846,979                    324             (548,543)
                                               --------------------  ---------------------  --------------------
           Net realized gains (losses).......             1,846,979                    395             (548,543)
                                               --------------------  ---------------------  --------------------
      Change in unrealized gains (losses)
         on investments......................             8,426,457                  (405)             (395,946)
                                               --------------------  ---------------------  --------------------
      Net realized and change in
         unrealized gains (losses)
         on investments......................            10,273,436                   (10)             (944,489)
                                               --------------------  ---------------------  --------------------
      Net increase (decrease) in net assets
         resulting from operations...........  $         10,619,178  $                 (2)  $          (230,217)
                                               ====================  =====================  ====================

                                                 BHFTI BRIGHTHOUSE/
                                                      FRANKLIN
                                                    LOW DURATION
                                                    TOTAL RETURN
                                                      DIVISION
                                               ---------------------

INVESTMENT INCOME:
      Dividends..............................  $           2,304,525
                                               ---------------------
EXPENSES:
      Mortality and expense risk and
         other charges.......................                696,022
      Administrative charges.................                160,698
                                               ---------------------
         Total expenses......................                856,720
                                               ---------------------
           Net investment income (loss)......              1,447,805
                                               ---------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions............                     --
      Realized gains (losses) on sale of
         investments.........................              (918,768)
                                               ---------------------
           Net realized gains (losses).......              (918,768)
                                               ---------------------
      Change in unrealized gains (losses)
         on investments......................              (355,786)
                                               ---------------------
      Net realized and change in
         unrealized gains (losses)
         on investments......................            (1,274,554)
                                               ---------------------
      Net increase (decrease) in net assets
         resulting from operations...........  $             173,251
                                               =====================

(a) Had no assets at December 31, 2020.

 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                    METROPOLITAN LIFE SEPARATE ACCOUNT E
                   OF METROPOLITAN LIFE INSURANCE COMPANY
                   STATEMENTS OF OPERATIONS -- (CONTINUED)
                    FOR THE YEAR ENDED DECEMBER 31, 2020

                                                                     BHFTI BRIGHTHOUSE/
                                               BHFTI BRIGHTHOUSE/        WELLINGTON                                 BHFTI HARRIS
                                                    TEMPLETON             LARGE CAP           BHFTI CLARION            OAKMARK
                                               INTERNATIONAL BOND         RESEARCH         GLOBAL REAL ESTATE       INTERNATIONAL
                                                    DIVISION              DIVISION              DIVISION              DIVISION
                                              --------------------  --------------------  --------------------  --------------------

INVESTMENT INCOME:
      Dividends.............................  $            301,153  $          7,828,966  $          7,073,017  $         11,853,675
                                              --------------------  --------------------  --------------------  --------------------
EXPENSES:
      Mortality and expense risk and
        other charges.......................                47,508             6,807,861             1,636,453             3,691,798
      Administrative charges................                11,953               247,650               328,129               779,049
                                              --------------------  --------------------  --------------------  --------------------
        Total expenses......................                59,461             7,055,511             1,964,582             4,470,847
                                              --------------------  --------------------  --------------------  --------------------
           Net investment income (loss).....               241,692               773,455             5,108,435             7,382,828
                                              --------------------  --------------------  --------------------  --------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions...........                    --            45,837,242             3,284,639             9,954,798
      Realized gains (losses) on sale of
        investments.........................             (224,697)            16,366,318           (2,458,214)          (13,659,587)
                                              --------------------  --------------------  --------------------  --------------------
           Net realized gains (losses)......             (224,697)            62,203,560               826,425           (3,704,789)
                                              --------------------  --------------------  --------------------  --------------------
      Change in unrealized gains (losses)
        on investments......................             (383,388)            77,864,713          (16,050,338)            21,388,533
                                              --------------------  --------------------  --------------------  --------------------
      Net realized and change in
        unrealized gains (losses)
        on investments......................             (608,085)           140,068,273          (15,223,913)            17,683,744
                                              --------------------  --------------------  --------------------  --------------------
      Net increase (decrease) in net assets
        resulting from operations...........  $          (366,393)  $        140,841,728  $       (10,115,478)  $         25,066,572
                                              ====================  ====================  ====================  ====================

                                                  BHFTI INVESCO
                                                  BALANCED-RISK         BHFTI INVESCO         BHFTI INVESCO         BHFTI INVESCO
                                                   ALLOCATION             COMSTOCK            GLOBAL EQUITY       SMALL CAP GROWTH
                                                    DIVISION              DIVISION              DIVISION              DIVISION
                                              --------------------  --------------------  --------------------  --------------------

INVESTMENT INCOME:
      Dividends.............................  $         22,979,367  $              1,029  $          1,892,020  $                339
                                              --------------------  --------------------  --------------------  --------------------
EXPENSES:
      Mortality and expense risk and
        other charges.......................             4,220,279                   434             2,681,685               544,824
      Administrative charges................             1,056,402                   107               355,410               103,815
                                              --------------------  --------------------  --------------------  --------------------
        Total expenses......................             5,276,681                   541             3,037,095               648,639
                                              --------------------  --------------------  --------------------  --------------------
           Net investment income (loss).....            17,702,686                   488           (1,145,075)             (648,300)
                                              --------------------  --------------------  --------------------  --------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions...........            22,203,328                 2,987               615,337             3,307,091
      Realized gains (losses) on sale of
        investments.........................           (5,638,092)               (2,018)            11,848,131             (675,409)
                                              --------------------  --------------------  --------------------  --------------------
           Net realized gains (losses)......            16,565,236                   969            12,463,468             2,631,682
                                              --------------------  --------------------  --------------------  --------------------
      Change in unrealized gains (losses)
        on investments......................             (230,264)               (2,916)            48,619,406            23,163,417
                                              --------------------  --------------------  --------------------  --------------------
      Net realized and change in
        unrealized gains (losses)
        on investments......................            16,334,972               (1,947)            61,082,874            25,795,099
                                              --------------------  --------------------  --------------------  --------------------
      Net increase (decrease) in net assets
        resulting from operations...........  $         34,037,658  $            (1,459)  $         59,937,799  $         25,146,799
                                              ====================  ====================  ====================  ====================

                                                                            BHFTI
                                                 BHFTI JPMORGAN        JPMORGAN GLOBAL
                                                    CORE BOND         ACTIVE ALLOCATION
                                                    DIVISION              DIVISION
                                              --------------------  --------------------

INVESTMENT INCOME:
      Dividends.............................  $          2,337,903  $         17,093,502
                                              --------------------  --------------------
EXPENSES:
      Mortality and expense risk and
        other charges.......................               766,558             7,379,634
      Administrative charges................               181,214             1,864,088
                                              --------------------  --------------------
        Total expenses......................               947,772             9,243,722
                                              --------------------  --------------------
           Net investment income (loss).....             1,390,131             7,849,780
                                              --------------------  --------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions...........                    --            19,596,479
      Realized gains (losses) on sale of
        investments.........................               286,305             8,613,114
                                              --------------------  --------------------
           Net realized gains (losses)......               286,305            28,209,593
                                              --------------------  --------------------
      Change in unrealized gains (losses)
        on investments......................             2,786,121            39,125,127
                                              --------------------  --------------------
      Net realized and change in
        unrealized gains (losses)
        on investments......................             3,072,426            67,334,720
                                              --------------------  --------------------
      Net increase (decrease) in net assets
        resulting from operations...........  $          4,462,557  $         75,184,500
                                              ====================  ====================

(a) Had no assets at December 31, 2020.

 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                    METROPOLITAN LIFE SEPARATE ACCOUNT E
                   OF METROPOLITAN LIFE INSURANCE COMPANY
                   STATEMENTS OF OPERATIONS -- (CONTINUED)
                    FOR THE YEAR ENDED DECEMBER 31, 2020

                                                                                                                    BHFTI METLIFE
                                                 BHFTI JPMORGAN      BHFTI LOOMIS SAYLES   BHFTI LOOMIS SAYLES       MULTI-INDEX
                                                 SMALL CAP VALUE      GLOBAL ALLOCATION          GROWTH             TARGETED RISK
                                                    DIVISION              DIVISION              DIVISION              DIVISION
                                              --------------------  --------------------  --------------------  --------------------

INVESTMENT INCOME:
      Dividends.............................  $            199,457  $            682,290  $          2,948,177  $         17,917,091
                                              --------------------  --------------------  --------------------  --------------------
EXPENSES:
      Mortality and expense risk and
        other charges.......................               167,024             1,022,934             4,698,735             8,101,012
      Administrative charges................                41,411               222,245               972,571             2,053,439
                                              --------------------  --------------------  --------------------  --------------------
        Total expenses......................               208,435             1,245,179             5,671,306            10,154,451
                                              --------------------  --------------------  --------------------  --------------------
           Net investment income (loss).....               (8,978)             (562,889)           (2,723,129)             7,762,640
                                              --------------------  --------------------  --------------------  --------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions...........                    --             6,484,528           163,747,734            70,803,401
      Realized gains (losses) on sale of
        investments.........................             (388,762)             3,197,417             9,028,748             7,282,943
                                              --------------------  --------------------  --------------------  --------------------
           Net realized gains (losses)......             (388,762)             9,681,945           172,776,482            78,086,344
                                              --------------------  --------------------  --------------------  --------------------
      Change in unrealized gains (losses)
        on investments......................             1,812,380             3,298,239          (48,166,763)          (46,068,839)
                                              --------------------  --------------------  --------------------  --------------------
      Net realized and change in
        unrealized gains (losses)
        on investments......................             1,423,618            12,980,184           124,609,719            32,017,505
                                              --------------------  --------------------  --------------------  --------------------
      Net increase (decrease) in net assets
        resulting from operations...........  $          1,414,640  $         12,417,295  $        121,886,590  $         39,780,145
                                              ====================  ====================  ====================  ====================

                                                  BHFTI MFS(R)              BHFTI                 BHFTI                 BHFTI
                                                    RESEARCH           MORGAN STANLEY        PANAGORA GLOBAL       PIMCO INFLATION
                                                  INTERNATIONAL           DISCOVERY         DIVERSIFIED RISK       PROTECTED BOND
                                                    DIVISION              DIVISION              DIVISION              DIVISION
                                              --------------------  --------------------  --------------------  --------------------

INVESTMENT INCOME:
      Dividends.............................  $          3,581,103  $                 --  $          2,655,612  $          8,512,951
                                              --------------------  --------------------  --------------------  --------------------
EXPENSES:
      Mortality and expense risk and
        other charges.......................             1,587,060             7,267,597               841,732             3,239,306
      Administrative charges................               305,503               396,124               211,591               738,112
                                              --------------------  --------------------  --------------------  --------------------
        Total expenses......................             1,892,563             7,663,721             1,053,323             3,977,418
                                              --------------------  --------------------  --------------------  --------------------
           Net investment income (loss).....             1,688,540           (7,663,721)             1,602,289             4,535,533
                                              --------------------  --------------------  --------------------  --------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions...........             5,361,299            90,339,744             5,394,212                    --
      Realized gains (losses) on sale of
        investments.........................             1,596,892            63,019,437               576,773           (3,299,101)
                                              --------------------  --------------------  --------------------  --------------------
           Net realized gains (losses)......             6,958,191           153,359,181             5,970,985           (3,299,101)
                                              --------------------  --------------------  --------------------  --------------------
      Change in unrealized gains (losses)
        on investments......................             9,411,537           439,136,144             1,365,825            28,967,594
                                              --------------------  --------------------  --------------------  --------------------
      Net realized and change in
        unrealized gains (losses)
        on investments......................            16,369,728           592,495,325             7,336,810            25,668,493
                                              --------------------  --------------------  --------------------  --------------------
      Net increase (decrease) in net assets
        resulting from operations...........  $         18,058,268  $        584,831,604  $          8,939,099  $         30,204,026
                                              ====================  ====================  ====================  ====================

                                                   BHFTI PIMCO         BHFTI SCHRODERS
                                                  TOTAL RETURN       GLOBAL MULTI-ASSET
                                                    DIVISION              DIVISION
                                              --------------------  -------------------

INVESTMENT INCOME:
      Dividends.............................  $         25,744,437  $        12,733,857
                                              --------------------  -------------------
EXPENSES:
      Mortality and expense risk and
        other charges.......................             7,175,838            7,130,119
      Administrative charges................             1,559,699            1,800,457
                                              --------------------  -------------------
        Total expenses......................             8,735,537            8,930,576
                                              --------------------  -------------------
           Net investment income (loss).....            17,008,900            3,803,281
                                              --------------------  -------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions...........                    --           37,973,162
      Realized gains (losses) on sale of
        investments.........................             3,510,190            4,836,611
                                              --------------------  -------------------
           Net realized gains (losses)......             3,510,190           42,809,773
                                              --------------------  -------------------
      Change in unrealized gains (losses)
        on investments......................            27,043,093         (44,616,426)
                                              --------------------  -------------------
      Net realized and change in
        unrealized gains (losses)
        on investments......................            30,553,283          (1,806,653)
                                              --------------------  -------------------
      Net increase (decrease) in net assets
        resulting from operations...........  $         47,562,183  $         1,996,628
                                              ====================  ===================

(a) Had no assets at December 31, 2020.

 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                    METROPOLITAN LIFE SEPARATE ACCOUNT E
                   OF METROPOLITAN LIFE INSURANCE COMPANY
                   STATEMENTS OF OPERATIONS -- (CONTINUED)
                    FOR THE YEAR ENDED DECEMBER 31, 2020

                                                      BHFTI
                                                   SSGA GROWTH             BHFTI          BHFTI T. ROWE PRICE   BHFTI T. ROWE PRICE
                                                 AND INCOME ETF       SSGA GROWTH ETF       LARGE CAP VALUE       MID CAP GROWTH
                                                    DIVISION             DIVISION              DIVISION              DIVISION
                                              --------------------  -------------------  --------------------  --------------------

INVESTMENT INCOME:
      Dividends.............................  $         16,525,088  $         2,957,741  $             23,816  $            346,473
                                              --------------------  -------------------  --------------------  --------------------
EXPENSES:
      Mortality and expense risk and
        other charges.......................             6,104,749            1,222,439                 7,025             4,709,499
      Administrative charges................             1,523,328              289,213                 1,256               917,216
                                              --------------------  -------------------  --------------------  --------------------
        Total expenses......................             7,628,077            1,511,652                 8,281             5,626,715
                                              --------------------  -------------------  --------------------  --------------------
           Net investment income (loss).....             8,897,011            1,446,089                15,535           (5,280,242)
                                              --------------------  -------------------  --------------------  --------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions...........            21,454,341            4,822,629                78,082            50,612,957
      Realized gains (losses) on sale of
        investments.........................             2,848,267            (148,947)              (74,162)             1,190,562
                                              --------------------  -------------------  --------------------  --------------------
           Net realized gains (losses)......            24,302,608            4,673,682                 3,920            51,803,519
                                              --------------------  -------------------  --------------------  --------------------
      Change in unrealized gains (losses)
        on investments......................            14,978,644            4,092,403                34,047            49,384,564
                                              --------------------  -------------------  --------------------  --------------------
      Net realized and change in
        unrealized gains (losses)
        on investments......................            39,281,252            8,766,085                37,967           101,188,083
                                              --------------------  -------------------  --------------------  --------------------
      Net increase (decrease) in net assets
        resulting from operations...........  $         48,178,263  $        10,212,174  $             53,502  $         95,907,841
                                              ====================  ===================  ====================  ====================

                                                                       BHFTI VICTORY          BHFTI WELLS          BHFTI WESTERN
                                                BHFTI TCW CORE           SYCAMORE         CAPITAL MANAGEMENT     ASSET MANAGEMENT
                                                 FIXED INCOME          MID CAP VALUE         MID CAP VALUE       GOVERNMENT INCOME
                                                   DIVISION              DIVISION              DIVISION              DIVISION
                                              -------------------  --------------------  --------------------  -------------------

INVESTMENT INCOME:
      Dividends.............................  $             7,142  $          4,763,564  $              2,439  $         9,578,688
                                              -------------------  --------------------  --------------------  -------------------
EXPENSES:
      Mortality and expense risk and
        other charges.......................                2,467             3,374,601                 2,980            4,062,504
      Administrative charges................                  387               548,741                   666            1,009,124
                                              -------------------  --------------------  --------------------  -------------------
        Total expenses......................                2,854             3,923,342                 3,646            5,071,628
                                              -------------------  --------------------  --------------------  -------------------
           Net investment income (loss).....                4,288               840,222               (1,207)            4,507,060
                                              -------------------  --------------------  --------------------  -------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions...........                   --            18,922,132                18,136                   --
      Realized gains (losses) on sale of
        investments.........................               16,400           (2,005,704)              (12,910)            2,430,380
                                              -------------------  --------------------  --------------------  -------------------
           Net realized gains (losses)......               16,400            16,916,428                 5,226            2,430,380
                                              -------------------  --------------------  --------------------  -------------------
      Change in unrealized gains (losses)
        on investments......................              (2,902)             3,802,161              (20,151)           17,153,359
                                              -------------------  --------------------  --------------------  -------------------
      Net realized and change in
        unrealized gains (losses)
        on investments......................               13,498            20,718,589              (14,925)           19,583,739
                                              -------------------  --------------------  --------------------  -------------------
      Net increase (decrease) in net assets
        resulting from operations...........  $            17,786  $         21,558,811  $           (16,132)  $        24,090,799
                                              ===================  ====================  ====================  ===================

                                                     BHFTII
                                                 BAILLIE GIFFORD      BHFTII BLACKROCK
                                               INTERNATIONAL STOCK       BOND INCOME
                                                    DIVISION              DIVISION
                                              --------------------  --------------------

INVESTMENT INCOME:
      Dividends.............................  $          2,276,043  $         12,776,797
                                              --------------------  --------------------
EXPENSES:
      Mortality and expense risk and
        other charges.......................             1,359,856             4,054,563
      Administrative charges................               136,321               695,842
                                              --------------------  --------------------
        Total expenses......................             1,496,177             4,750,405
                                              --------------------  --------------------
           Net investment income (loss).....               779,866             8,026,392
                                              --------------------  --------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions...........             7,055,433                    --
      Realized gains (losses) on sale of
        investments.........................             2,834,468             1,424,032
                                              --------------------  --------------------
           Net realized gains (losses)......             9,889,901             1,424,032
                                              --------------------  --------------------
      Change in unrealized gains (losses)
        on investments......................            17,623,238            15,602,773
                                              --------------------  --------------------
      Net realized and change in
        unrealized gains (losses)
        on investments......................            27,513,139            17,026,805
                                              --------------------  --------------------
      Net increase (decrease) in net assets
        resulting from operations...........  $         28,293,005  $         25,053,197
                                              ====================  ====================

(a) Had no assets at December 31, 2020.

 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                    METROPOLITAN LIFE SEPARATE ACCOUNT E
                   OF METROPOLITAN LIFE INSURANCE COMPANY
                   STATEMENTS OF OPERATIONS -- (CONTINUED)
                    FOR THE YEAR ENDED DECEMBER 31, 2020

                                                                       BHFTII BLACKROCK
                                                 BHFTII BLACKROCK         ULTRA-SHORT        BHFTII BRIGHTHOUSE
                                               CAPITAL APPRECIATION        TERM BOND         ASSET ALLOCATION 20
                                                     DIVISION              DIVISION               DIVISION
                                               --------------------  ---------------------  --------------------

INVESTMENT INCOME:
      Dividends..............................  $                 --  $             795,643  $          8,663,818
                                               --------------------  ---------------------  --------------------
EXPENSES:
      Mortality and expense risk and
         other charges.......................             2,086,848                488,999             3,195,922
      Administrative charges.................               474,826                116,713               725,328
                                               --------------------  ---------------------  --------------------
         Total expenses......................             2,561,674                605,712             3,921,250
                                               --------------------  ---------------------  --------------------
           Net investment income (loss)......           (2,561,674)                189,931             4,742,568
                                               --------------------  ---------------------  --------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions............            24,643,352                     --             6,704,233
      Realized gains (losses) on sale of
         investments.........................            10,846,209                 69,509              (41,277)
                                               --------------------  ---------------------  --------------------
           Net realized gains (losses).......            35,489,561                 69,509             6,662,956
                                               --------------------  ---------------------  --------------------
      Change in unrealized gains (losses)
         on investments......................            33,799,658              (761,962)            12,184,016
                                               --------------------  ---------------------  --------------------
      Net realized and change in
         unrealized gains (losses)
         on investments......................            69,289,219              (692,453)            18,846,972
                                               --------------------  ---------------------  --------------------
      Net increase (decrease) in net assets
         resulting from operations...........  $         66,727,545  $           (502,522)  $         23,589,540
                                               ====================  =====================  ====================

                                                BHFTII BRIGHTHOUSE    BHFTII BRIGHTHOUSE    BHFTII BRIGHTHOUSE
                                                ASSET ALLOCATION 40   ASSET ALLOCATION 60   ASSET ALLOCATION 80
                                                     DIVISION              DIVISION              DIVISION
                                               --------------------  --------------------  ---------------------

INVESTMENT INCOME:
      Dividends..............................  $         22,756,396  $         64,649,118  $          28,321,507
                                               --------------------  --------------------  ---------------------
EXPENSES:
      Mortality and expense risk and
         other charges.......................             8,678,397            29,539,298             15,686,943
      Administrative charges.................             2,001,310             6,934,412              3,512,739
                                               --------------------  --------------------  ---------------------
         Total expenses......................            10,679,707            36,473,710             19,199,682
                                               --------------------  --------------------  ---------------------
           Net investment income (loss)......            12,076,689            28,175,408              9,121,825
                                               --------------------  --------------------  ---------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions............            39,685,453           203,246,353            144,492,210
      Realized gains (losses) on sale of
         investments.........................               675,198             9,081,075              8,422,294
                                               --------------------  --------------------  ---------------------
           Net realized gains (losses).......            40,360,651           212,327,428            152,914,504
                                               --------------------  --------------------  ---------------------
      Change in unrealized gains (losses)
         on investments......................            23,436,358            99,879,881             60,188,388
                                               --------------------  --------------------  ---------------------
      Net realized and change in
         unrealized gains (losses)
         on investments......................            63,797,009           312,207,309            213,102,892
                                               --------------------  --------------------  ---------------------
      Net increase (decrease) in net assets
         resulting from operations...........  $         75,873,698  $        340,382,717  $         222,224,717
                                               ====================  ====================  =====================

                                                                      BHFTII BRIGHTHOUSE/
                                                BHFTII BRIGHTHOUSE/       DIMENSIONAL
                                                      ARTISAN            INTERNATIONAL       BHFTII BRIGHTHOUSE/
                                                   MID CAP VALUE         SMALL COMPANY       WELLINGTON BALANCED
                                                     DIVISION              DIVISION               DIVISION
                                               --------------------  --------------------  ---------------------

INVESTMENT INCOME:
      Dividends..............................  $          1,322,341  $            167,672  $          12,246,378
                                               --------------------  --------------------  ---------------------
EXPENSES:
      Mortality and expense risk and
         other charges.......................             1,703,894                67,631              6,856,884
      Administrative charges.................               267,164                16,581                192,261
                                               --------------------  --------------------  ---------------------
         Total expenses......................             1,971,058                84,212              7,049,145
                                               --------------------  --------------------  ---------------------
           Net investment income (loss)......             (648,717)                83,460              5,197,233
                                               --------------------  --------------------  ---------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions............             3,493,559               268,406             24,365,223
      Realized gains (losses) on sale of
         investments.........................           (2,389,533)             (436,189)              7,503,614
                                               --------------------  --------------------  ---------------------
           Net realized gains (losses).......             1,104,026             (167,783)             31,868,837
                                               --------------------  --------------------  ---------------------
      Change in unrealized gains (losses)
         on investments......................             8,080,216               593,647             48,657,548
                                               --------------------  --------------------  ---------------------
      Net realized and change in
         unrealized gains (losses)
         on investments......................             9,184,242               425,864             80,526,385
                                               --------------------  --------------------  ---------------------
      Net increase (decrease) in net assets
         resulting from operations...........  $          8,535,525  $            509,324  $          85,723,618
                                               ====================  ====================  =====================

                                                BHFTII BRIGHTHOUSE/
                                                    WELLINGTON
                                                    CORE EQUITY
                                                   OPPORTUNITIES
                                                     DIVISION
                                               --------------------

INVESTMENT INCOME:
      Dividends..............................  $          6,856,297
                                               --------------------
EXPENSES:
      Mortality and expense risk and
         other charges.......................             4,959,599
      Administrative charges.................               986,806
                                               --------------------
         Total expenses......................             5,946,405
                                               --------------------
           Net investment income (loss)......               909,892
                                               --------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions............            52,121,116
      Realized gains (losses) on sale of
         investments.........................             5,730,312
                                               --------------------
           Net realized gains (losses).......            57,851,428
                                               --------------------
      Change in unrealized gains (losses)
         on investments......................          (15,212,853)
                                               --------------------
      Net realized and change in
         unrealized gains (losses)
         on investments......................            42,638,575
                                               --------------------
      Net increase (decrease) in net assets
         resulting from operations...........  $         43,548,467
                                               ====================

(a) Had no assets at December 31, 2020.

 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                    METROPOLITAN LIFE SEPARATE ACCOUNT E
                   OF METROPOLITAN LIFE INSURANCE COMPANY
                   STATEMENTS OF OPERATIONS -- (CONTINUED)
                    FOR THE YEAR ENDED DECEMBER 31, 2020

                                                     BHFTII                                    BHFTII                BHFTII
                                                    FRONTIER               BHFTII           LOOMIS SAYLES         LOOMIS SAYLES
                                                 MID CAP GROWTH        JENNISON GROWTH     SMALL CAP CORE       SMALL CAP GROWTH
                                                    DIVISION              DIVISION            DIVISION              DIVISION
                                              --------------------  -------------------  -------------------  --------------------

INVESTMENT INCOME:
      Dividends.............................  $                 --  $           138,438  $            55,324  $                 --
                                              --------------------  -------------------  -------------------  --------------------
EXPENSES:
      Mortality and expense risk and
        other charges.......................             5,741,928            2,497,928            1,427,686               584,948
      Administrative charges................               183,148              463,978              276,053                91,460
                                              --------------------  -------------------  -------------------  --------------------
        Total expenses......................             5,925,076            2,961,906            1,703,739               676,408
                                              --------------------  -------------------  -------------------  --------------------
           Net investment income (loss).....           (5,925,076)          (2,823,468)          (1,648,415)             (676,408)
                                              --------------------  -------------------  -------------------  --------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions...........            53,578,853           25,829,778           12,447,782             7,494,687
      Realized gains (losses) on sale of
        investments.........................            13,507,035           13,182,433          (1,440,156)                65,335
                                              --------------------  -------------------  -------------------  --------------------
           Net realized gains (losses)......            67,085,888           39,012,211           11,007,626             7,560,022
                                              --------------------  -------------------  -------------------  --------------------
      Change in unrealized gains (losses)
        on investments......................            74,213,352           69,169,806            6,382,559             9,885,408
                                              --------------------  -------------------  -------------------  --------------------
      Net realized and change in
        unrealized gains (losses)
        on investments......................           141,299,240          108,182,017           17,390,185            17,445,430
                                              --------------------  -------------------  -------------------  --------------------
      Net increase (decrease) in net assets
        resulting from operations...........  $        135,374,164  $       105,358,549  $        15,741,770  $         16,769,022
                                              ====================  ===================  ===================  ====================

                                                 BHFTII METLIFE        BHFTII METLIFE        BHFTII METLIFE
                                              AGGREGATE BOND INDEX   MID CAP STOCK INDEX   MSCI EAFE(R) INDEX
                                                    DIVISION              DIVISION              DIVISION
                                              --------------------  --------------------  --------------------

INVESTMENT INCOME:
      Dividends.............................  $        24,738,034   $          5,862,584  $         12,806,981
                                              --------------------  --------------------  --------------------
EXPENSES:
      Mortality and expense risk and
        other charges.......................            9,680,288              4,726,974             4,385,355
      Administrative charges................            1,985,482                815,829               820,070
                                              --------------------  --------------------  --------------------
        Total expenses......................           11,665,770              5,542,803             5,205,425
                                              --------------------  --------------------  --------------------
           Net investment income (loss).....           13,072,264                319,781             7,601,556
                                              --------------------  --------------------  --------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions...........                   --             30,394,687             2,234,923
      Realized gains (losses) on sale of
        investments.........................            7,071,864              6,130,277             5,046,566
                                              --------------------  --------------------  --------------------
           Net realized gains (losses)......            7,071,864             36,524,964             7,281,489
                                              --------------------  --------------------  --------------------
      Change in unrealized gains (losses)
        on investments......................           31,503,576             22,452,963            16,429,135
                                              --------------------  --------------------  --------------------
      Net realized and change in
        unrealized gains (losses)
        on investments......................           38,575,440             58,977,927            23,710,624
                                              --------------------  --------------------  --------------------
      Net increase (decrease) in net assets
        resulting from operations...........  $        51,647,704   $         59,297,708  $         31,312,180
                                              ====================  ====================  ====================

                                                 BHFTII METLIFE         BHFTII METLIFE       BHFTII MFS(R)
                                              RUSSELL 2000(R) INDEX       STOCK INDEX        TOTAL RETURN
                                                    DIVISION               DIVISION            DIVISION
                                              ---------------------  -------------------  -------------------

INVESTMENT INCOME:
      Dividends.............................  $          3,681,141   $        52,208,386  $         2,613,190
                                              ---------------------  -------------------  -------------------
EXPENSES:
      Mortality and expense risk and
        other charges.......................             3,149,741            32,178,255            1,156,989
      Administrative charges................               491,770             3,364,592              218,558
                                              ---------------------  -------------------  -------------------
        Total expenses......................             3,641,511            35,542,847            1,375,547
                                              ---------------------  -------------------  -------------------
           Net investment income (loss).....                39,630            16,665,539            1,237,643
                                              ---------------------  -------------------  -------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions...........            17,644,127           184,546,322            4,851,680
      Realized gains (losses) on sale of
        investments.........................             9,069,693           132,326,329            1,531,366
                                              ---------------------  -------------------  -------------------
           Net realized gains (losses)......            26,713,820           316,872,651            6,383,046
                                              ---------------------  -------------------  -------------------
      Change in unrealized gains (losses)
        on investments......................            31,044,533           126,015,016            1,056,451
                                              ---------------------  -------------------  -------------------
      Net realized and change in
        unrealized gains (losses)
        on investments......................            57,758,353           442,887,667            7,439,497
                                              ---------------------  -------------------  -------------------
      Net increase (decrease) in net assets
        resulting from operations...........  $         57,797,983   $       459,553,206  $         8,677,140
                                              =====================  ===================  ===================

(a) Had no assets at December 31, 2020.

 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                    METROPOLITAN LIFE SEPARATE ACCOUNT E
                   OF METROPOLITAN LIFE INSURANCE COMPANY
                   STATEMENTS OF OPERATIONS -- (CONTINUED)
                    FOR THE YEAR ENDED DECEMBER 31, 2020

                                                                            BHFTII                 BHFTII
                                                                       NEUBERGER BERMAN         T. ROWE PRICE
                                                BHFTII MFS(R) VALUE         GENESIS           LARGE CAP GROWTH
                                                     DIVISION              DIVISION               DIVISION
                                               --------------------  ---------------------  --------------------

INVESTMENT INCOME:
      Dividends..............................  $         10,595,109  $             229,645  $            563,549
                                               --------------------  ---------------------  --------------------
EXPENSES:
      Mortality and expense risk and
         other charges.......................             6,244,011              3,030,141             6,919,752
      Administrative charges.................             1,140,118                379,632             1,132,627
                                               --------------------  ---------------------  --------------------
         Total expenses......................             7,384,129              3,409,773             8,052,379
                                               --------------------  ---------------------  --------------------
           Net investment income (loss)......             3,210,980            (3,180,128)           (7,488,830)
                                               --------------------  ---------------------  --------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions............            37,252,706             19,569,389            51,978,762
      Realized gains (losses) on sale of
         investments.........................           (2,679,947)              7,170,858            19,434,424
                                               --------------------  ---------------------  --------------------
           Net realized gains (losses).......            34,572,759             26,740,247            71,413,186
                                               --------------------  ---------------------  --------------------
      Change in unrealized gains (losses)
         on investments......................          (24,712,952)             36,614,576           137,503,730
                                               --------------------  ---------------------  --------------------
      Net realized and change in
         unrealized gains (losses)
         on investments......................             9,859,807             63,354,823           208,916,916
                                               --------------------  ---------------------  --------------------
      Net increase (decrease) in net assets
         resulting from operations...........  $         13,070,787  $          60,174,695  $        201,428,086
                                               ====================  =====================  ====================

                                                                                              BHFTII WESTERN
                                                      BHFTII                BHFTII           ASSET MANAGEMENT
                                                   T. ROWE PRICE        VAN ECK GLOBAL        STRATEGIC BOND
                                                 SMALL CAP GROWTH      NATURAL RESOURCES       OPPORTUNITIES
                                                     DIVISION              DIVISION              DIVISION
                                               --------------------  --------------------  --------------------

INVESTMENT INCOME:
      Dividends..............................  $            404,904  $            298,818  $         22,710,078
                                               --------------------  --------------------  --------------------
EXPENSES:
      Mortality and expense risk and
         other charges.......................             4,646,485               236,564             4,168,797
      Administrative charges.................               578,602                60,543               814,736
                                               --------------------  --------------------  --------------------
         Total expenses......................             5,225,087               297,107             4,983,533
                                               --------------------  --------------------  --------------------
           Net investment income (loss)......           (4,820,183)                 1,711            17,726,545
                                               --------------------  --------------------  --------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions............            46,186,809                    --                    --
      Realized gains (losses) on sale of
         investments.........................            10,810,787           (2,302,992)               360,637
                                               --------------------  --------------------  --------------------
           Net realized gains (losses).......            56,997,596           (2,302,992)               360,637
                                               --------------------  --------------------  --------------------
      Change in unrealized gains (losses)
         on investments......................            39,472,994             8,059,472               803,335
                                               --------------------  --------------------  --------------------
      Net realized and change in
         unrealized gains (losses)
         on investments......................            96,470,590             5,756,480             1,163,972
                                               --------------------  --------------------  --------------------
      Net increase (decrease) in net assets
         resulting from operations...........  $         91,650,407  $          5,758,191  $         18,890,517
                                               ====================  ====================  ====================

                                                  BHFTII WESTERN
                                                 ASSET MANAGEMENT           BLACKROCK             CALVERT VP
                                                  U.S. GOVERNMENT    GLOBAL ALLOCATION V.I.      SRI BALANCED
                                                     DIVISION               DIVISION               DIVISION
                                               --------------------  ----------------------  --------------------

INVESTMENT INCOME:
      Dividends..............................  $          3,754,534   $              1,351   $            772,427
                                               --------------------  ----------------------  --------------------
EXPENSES:
      Mortality and expense risk and
         other charges.......................             1,395,262                  1,204                550,807
      Administrative charges.................               280,723                    253                 45,414
                                               --------------------  ----------------------  --------------------
         Total expenses......................             1,675,985                  1,457                596,221
                                               --------------------  ----------------------  --------------------
           Net investment income (loss)......             2,078,549                  (106)                176,206
                                               --------------------  ----------------------  --------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions............                    --                  6,568              1,593,930
      Realized gains (losses) on sale of
         investments.........................               221,649                      1                861,102
                                               --------------------  ----------------------  --------------------
           Net realized gains (losses).......               221,649                  6,569              2,455,032
                                               --------------------  ----------------------  --------------------
      Change in unrealized gains (losses)
         on investments......................             2,399,994                 12,407              3,996,829
                                               --------------------  ----------------------  --------------------
      Net realized and change in
         unrealized gains (losses)
         on investments......................             2,621,643                 18,976              6,451,861
                                               --------------------  ----------------------  --------------------
      Net increase (decrease) in net assets
         resulting from operations...........  $          4,700,192   $             18,870   $          6,628,067
                                               ====================  ======================  ====================

                                                     CALVERT VP
                                                     SRI MID CAP
                                                      DIVISION
                                               ---------------------

INVESTMENT INCOME:
      Dividends..............................  $              29,477
                                               ---------------------
EXPENSES:
      Mortality and expense risk and
         other charges.......................                 66,130
      Administrative charges.................                     --
                                               ---------------------
         Total expenses......................                 66,130
                                               ---------------------
           Net investment income (loss)......               (36,653)
                                               ---------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions............                494,200
      Realized gains (losses) on sale of
         investments.........................               (32,187)
                                               ---------------------
           Net realized gains (losses).......                462,013
                                               ---------------------
      Change in unrealized gains (losses)
         on investments......................                197,700
                                               ---------------------
      Net realized and change in
         unrealized gains (losses)
         on investments......................                659,713
                                               ---------------------
      Net increase (decrease) in net assets
         resulting from operations...........  $             623,060
                                               =====================

(a) Had no assets at December 31, 2020.

 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                    METROPOLITAN LIFE SEPARATE ACCOUNT E
                   OF METROPOLITAN LIFE INSURANCE COMPANY
                   STATEMENTS OF OPERATIONS -- (CONTINUED)
                    FOR THE YEAR ENDED DECEMBER 31, 2020

                                                 DELAWARE VIP          FIDELITY(R) VIP        FIDELITY(R) VIP
                                                SMALL CAP VALUE          CONTRAFUND            EQUITY-INCOME
                                                   DIVISION               DIVISION               DIVISION
                                             ---------------------  ---------------------  ---------------------

INVESTMENT INCOME:
      Dividends............................  $                   8  $                 580  $           1,050,995
                                             ---------------------  ---------------------  ---------------------
EXPENSES:
      Mortality and expense risk and
         other charges.....................                      5                  6,213                559,830
      Administrative charges...............                     --                    747                 41,154
                                             ---------------------  ---------------------  ---------------------
         Total expenses....................                      5                  6,960                600,984
                                             ---------------------  ---------------------  ---------------------
           Net investment income (loss)....                      3                (6,380)                450,011
                                             ---------------------  ---------------------  ---------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions..........                     33                  3,942              2,766,709
      Realized gains (losses) on sale of
         investments.......................                    (1)                 11,625              (170,725)
                                             ---------------------  ---------------------  ---------------------
           Net realized gains (losses).....                     32                 15,567              2,595,984
                                             ---------------------  ---------------------  ---------------------
      Change in unrealized gains (losses)
         on investments....................                   (53)                185,696              (146,123)
                                             ---------------------  ---------------------  ---------------------
      Net realized and change in
         unrealized gains (losses)
         on investments....................                   (21)                201,263              2,449,861
                                             ---------------------  ---------------------  ---------------------
      Net increase (decrease) in net assets
         resulting from operations.........  $                (18)  $             194,883  $           2,899,872
                                             =====================  =====================  =====================

                                                 FIDELITY(R) VIP       FIDELITY(R) VIP         FIDELITY(R) VIP
                                                  FREEDOM 2020          FREEDOM 2025            FREEDOM 2030
                                                    DIVISION              DIVISION                DIVISION
                                             ---------------------  ---------------------  ---------------------

INVESTMENT INCOME:
      Dividends............................  $              40,591  $              62,775  $              54,571
                                             ---------------------  ---------------------  ---------------------
EXPENSES:
      Mortality and expense risk and
         other charges.....................                 29,570                 44,564                 43,467
      Administrative charges...............                  1,556                  4,004                  4,711
                                             ---------------------  ---------------------  ---------------------
         Total expenses....................                 31,126                 48,568                 48,178
                                             ---------------------  ---------------------  ---------------------
           Net investment income (loss)....                  9,465                 14,207                  6,393
                                             ---------------------  ---------------------  ---------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions..........                179,200                177,222                220,534
      Realized gains (losses) on sale of
         investments.......................                 18,065                 32,370                 12,601
                                             ---------------------  ---------------------  ---------------------
           Net realized gains (losses).....                197,265                209,592                233,135
                                             ---------------------  ---------------------  ---------------------
      Change in unrealized gains (losses)
         on investments....................                287,105                586,013                588,129
                                             ---------------------  ---------------------  ---------------------
      Net realized and change in
         unrealized gains (losses)
         on investments....................                484,370                795,605                821,264
                                             ---------------------  ---------------------  ---------------------
      Net increase (decrease) in net assets
         resulting from operations.........  $             493,835  $             809,812  $             827,657
                                             =====================  =====================  =====================

                                                 FIDELITY(R) VIP        FIDELITY(R) VIP       FIDELITY(R) VIP
                                                  FREEDOM 2035           FREEDOM 2040          FREEDOM 2045
                                                    DIVISION               DIVISION              DIVISION
                                             ---------------------  ---------------------  --------------------

INVESTMENT INCOME:
      Dividends............................  $              15,479  $              12,482  $             12,160
                                             ---------------------  ---------------------  --------------------
EXPENSES:
      Mortality and expense risk and
         other charges.....................                 12,552                 13,538                11,612
      Administrative charges...............                  2,264                    943                 1,496
                                             ---------------------  ---------------------  --------------------
         Total expenses....................                 14,816                 14,481                13,108
                                             ---------------------  ---------------------  --------------------
           Net investment income (loss)....                    663                (1,999)                 (948)
                                             ---------------------  ---------------------  --------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions..........                 32,110                 70,447                45,340
      Realized gains (losses) on sale of
         investments.......................                 13,299                 39,594               (5,370)
                                             ---------------------  ---------------------  --------------------
           Net realized gains (losses).....                 45,409                110,041                39,970
                                             ---------------------  ---------------------  --------------------
      Change in unrealized gains (losses)
         on investments....................                339,095                232,695               271,505
                                             ---------------------  ---------------------  --------------------
      Net realized and change in
         unrealized gains (losses)
         on investments....................                384,504                342,736               311,475
                                             ---------------------  ---------------------  --------------------
      Net increase (decrease) in net assets
         resulting from operations.........  $             385,167  $             340,737  $            310,527
                                             =====================  =====================  ====================

                                                FIDELITY(R) VIP
                                                 FREEDOM 2050
                                                   DIVISION
                                             ---------------------

INVESTMENT INCOME:
      Dividends............................  $              25,941
                                             ---------------------
EXPENSES:
      Mortality and expense risk and
         other charges.....................                 23,102
      Administrative charges...............                  1,818
                                             ---------------------
         Total expenses....................                 24,920
                                             ---------------------
           Net investment income (loss)....                  1,021
                                             ---------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions..........                 77,703
      Realized gains (losses) on sale of
         investments.......................                  5,810
                                             ---------------------
           Net realized gains (losses).....                 83,513
                                             ---------------------
      Change in unrealized gains (losses)
         on investments....................                584,987
                                             ---------------------
      Net realized and change in
         unrealized gains (losses)
         on investments....................                668,500
                                             ---------------------
      Net increase (decrease) in net assets
         resulting from operations.........  $             669,521
                                             =====================

(a) Had no assets at December 31, 2020.

 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                    METROPOLITAN LIFE SEPARATE ACCOUNT E
                   OF METROPOLITAN LIFE INSURANCE COMPANY
                   STATEMENTS OF OPERATIONS -- (CONTINUED)
                    FOR THE YEAR ENDED DECEMBER 31, 2020

                                                                                              FIDELITY(R) VIP
                                                  FIDELITY(R) VIP       FIDELITY(R) VIP      GOVERNMENT MONEY
                                                 FUNDSMANAGER 50%      FUNDSMANAGER 60%           MARKET
                                                     DIVISION              DIVISION              DIVISION
                                               --------------------  --------------------  --------------------

INVESTMENT INCOME:
      Dividends..............................  $          2,664,457  $          2,377,824  $             17,692
                                               --------------------  --------------------  --------------------
EXPENSES:
      Mortality and expense risk and
         other charges.......................             4,624,583             4,418,869                51,088
      Administrative charges.................                    --                    --                    --
                                               --------------------  --------------------  --------------------
         Total expenses......................             4,624,583             4,418,869                51,088
                                               --------------------  --------------------  --------------------
           Net investment income (loss)......           (1,960,126)           (2,041,045)              (33,396)
                                               --------------------  --------------------  --------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions............             5,219,598             5,683,864                    --
      Realized gains (losses) on sale of
         investments.........................               949,448             (278,362)                    --
                                               --------------------  --------------------  --------------------
           Net realized gains (losses).......             6,169,046             5,405,502                    --
                                               --------------------  --------------------  --------------------
      Change in unrealized gains (losses)
         on investments......................            21,870,120            24,261,562                    --
                                               --------------------  --------------------  --------------------
      Net realized and change in
         unrealized gains (losses)
         on investments......................            28,039,166            29,667,064                    --
                                               --------------------  --------------------  --------------------
      Net increase (decrease) in net assets
         resulting from operations...........  $         26,079,040  $         27,626,019  $           (33,396)
                                               ====================  ====================  ====================

                                                                          FIDELITY(R) VIP
                                                                         INVESTMENT GRADE        FIDELITY(R) VIP
                                               FIDELITY(R) VIP GROWTH          BOND                  MID CAP
                                                      DIVISION               DIVISION               DIVISION
                                               ----------------------  --------------------  ---------------------

INVESTMENT INCOME:
      Dividends..............................   $             80,390   $            207,608  $               1,589
                                               ----------------------  --------------------  ---------------------
EXPENSES:
      Mortality and expense risk and
         other charges.......................              1,012,697                 90,843                  3,146
      Administrative charges.................                     --                     --                    392
                                               ----------------------  --------------------  ---------------------
         Total expenses......................              1,012,697                 90,843                  3,538
                                               ----------------------  --------------------  ---------------------
           Net investment income (loss)......              (932,307)                116,765                (1,949)
                                               ----------------------  --------------------  ---------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions............             10,169,083                  3,424                     --
      Realized gains (losses) on sale of
         investments.........................              5,755,192                123,863                  (612)
                                               ----------------------  --------------------  ---------------------
           Net realized gains (losses).......             15,924,275                127,287                  (612)
                                               ----------------------  --------------------  ---------------------
      Change in unrealized gains (losses)
         on investments......................             24,009,460                510,938                 71,216
                                               ----------------------  --------------------  ---------------------
      Net realized and change in
         unrealized gains (losses)
         on investments......................             39,933,735                638,225                 70,604
                                               ----------------------  --------------------  ---------------------
      Net increase (decrease) in net assets
         resulting from operations...........   $         39,001,428   $            754,990  $              68,655
                                               ======================  ====================  =====================

                                                 FTVIPT TEMPLETON
                                                    DEVELOPING           IVY VIP ASSET        JANUS HENDERSON
                                                    MARKETS VIP            STRATEGY             ENTERPRISE
                                                     DIVISION            DIVISION (a)            DIVISION
                                               --------------------  --------------------  --------------------

INVESTMENT INCOME:
      Dividends..............................  $              1,842  $                  1  $                 --
                                               --------------------  --------------------  --------------------
EXPENSES:
      Mortality and expense risk and
         other charges.......................                   357                    12                 1,071
      Administrative charges.................                    44                     2                   133
                                               --------------------  --------------------  --------------------
         Total expenses......................                   401                    14                 1,204
                                               --------------------  --------------------  --------------------
           Net investment income (loss)......                 1,441                  (13)               (1,204)
                                               --------------------  --------------------  --------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions............                 1,156                     8                10,712
      Realized gains (losses) on sale of
         investments.........................                    83                  (92)                 2,159
                                               --------------------  --------------------  --------------------
           Net realized gains (losses).......                 1,239                  (84)                12,871
                                               --------------------  --------------------  --------------------
      Change in unrealized gains (losses)
         on investments......................                 4,954                   102                15,992
                                               --------------------  --------------------  --------------------
      Net realized and change in
         unrealized gains (losses)
         on investments......................                 6,193                    18                28,863
                                               --------------------  --------------------  --------------------
      Net increase (decrease) in net assets
         resulting from operations...........  $              7,634  $                  5  $             27,659
                                               ====================  ====================  ====================

                                                      LMPVET
                                               CLEARBRIDGE VARIABLE
                                                   APPRECIATION
                                                     DIVISION
                                               --------------------

INVESTMENT INCOME:
      Dividends..............................  $                507
                                               --------------------
EXPENSES:
      Mortality and expense risk and
         other charges.......................                   407
      Administrative charges.................                    50
                                               --------------------
         Total expenses......................                   457
                                               --------------------
           Net investment income (loss)......                    50
                                               --------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions............                 1,563
      Realized gains (losses) on sale of
         investments.........................                 1,782
                                               --------------------
           Net realized gains (losses).......                 3,345
                                               --------------------
      Change in unrealized gains (losses)
         on investments......................                 3,271
                                               --------------------
      Net realized and change in
         unrealized gains (losses)
         on investments......................                 6,616
                                               --------------------
      Net increase (decrease) in net assets
         resulting from operations...........  $              6,666
                                               ====================

(a) Had no assets at December 31, 2020.

 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                    METROPOLITAN LIFE SEPARATE ACCOUNT E
                   OF METROPOLITAN LIFE INSURANCE COMPANY
                   STATEMENTS OF OPERATIONS -- (CONCLUDED)
                    FOR THE YEAR ENDED DECEMBER 31, 2020

                                                     LMPVET                LMPVET                LMPVET
                                              CLEARBRIDGE VARIABLE  CLEARBRIDGE VARIABLE  CLEARBRIDGE VARIABLE     LMPVIT WESTERN
                                                DIVIDEND STRATEGY     LARGE CAP GROWTH      SMALL CAP GROWTH       ASSET CORE PLUS
                                                    DIVISION              DIVISION              DIVISION              DIVISION
                                              --------------------  --------------------  --------------------  --------------------

INVESTMENT INCOME:
      Dividends.............................  $              1,109  $                 76  $                 --  $                787
                                              --------------------  --------------------  --------------------  --------------------
EXPENSES:
      Mortality and expense risk and
        other charges.......................                   580                 3,677                   401                   302
      Administrative charges................                    72                   446                    47                    37
                                              --------------------  --------------------  --------------------  --------------------
        Total expenses......................                   652                 4,123                   448                   339
                                              --------------------  --------------------  --------------------  --------------------
           Net investment income (loss).....                   457               (4,047)                 (448)                   448
                                              --------------------  --------------------  --------------------  --------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions...........                   682                18,202                 4,371                    --
      Realized gains (losses) on sale of
        investments.........................                   518                20,542                 1,808                 (169)
                                              --------------------  --------------------  --------------------  --------------------
           Net realized gains (losses)......                 1,200                38,744                 6,179                 (169)
                                              --------------------  --------------------  --------------------  --------------------
      Change in unrealized gains (losses)
        on investments......................                 4,306                80,138                14,669                 2,480
                                              --------------------  --------------------  --------------------  --------------------
      Net realized and change in
        unrealized gains (losses)
        on investments......................                 5,506               118,882                20,848                 2,311
                                              --------------------  --------------------  --------------------  --------------------
      Net increase (decrease) in net assets
        resulting from operations...........  $              5,963  $            114,835  $             20,400  $              2,759
                                              ====================  ====================  ====================  ====================

                                                                            PIMCO VIT
                                               MORGAN STANLEY VIF    COMMODITYREALRETURN(R)       PIMCO VIT
                                              GLOBAL INFRASTRUCTURE         STRATEGY            DYNAMIC BOND
                                                    DIVISION                DIVISION              DIVISION
                                              ---------------------  ----------------------  -------------------

INVESTMENT INCOME:
      Dividends.............................  $               896      $             1,856   $             1,295
                                              ---------------------  ----------------------  -------------------
EXPENSES:
      Mortality and expense risk and
        other charges.......................                  668                      334                   764
      Administrative charges................                  152                       72                   178
                                              ---------------------  ----------------------  -------------------
        Total expenses......................                  820                      406                   942
                                              ---------------------  ----------------------  -------------------
           Net investment income (loss).....                   76                    1,450                   353
                                              ---------------------  ----------------------  -------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions...........                  982                       --                   551
      Realized gains (losses) on sale of
        investments.........................                (270)                    (994)                   904
                                              ---------------------  ----------------------  -------------------
           Net realized gains (losses)......                  712                    (994)                 1,455
                                              ---------------------  ----------------------  -------------------
      Change in unrealized gains (losses)
        on investments......................              (2,704)                    (607)                  (79)
                                              ---------------------  ----------------------  -------------------
      Net realized and change in
        unrealized gains (losses)
        on investments......................              (1,992)                  (1,601)                 1,376
                                              ---------------------  ----------------------  -------------------
      Net increase (decrease) in net assets
        resulting from operations...........  $           (1,916)      $             (151)   $             1,729
                                              =====================  ======================  ===================

                                                    PIMCO VIT         TAP 1919 VARIABLE
                                                EMERGING MARKETS     SOCIALLY RESPONSIVE
                                                      BOND                BALANCED
                                                    DIVISION              DIVISION
                                              --------------------  --------------------

INVESTMENT INCOME:
      Dividends.............................  $              2,144  $                254
                                              --------------------  --------------------
EXPENSES:
      Mortality and expense risk and
        other charges.......................                   585                   257
      Administrative charges................                   134                    31
                                              --------------------  --------------------
        Total expenses......................                   719                   288
                                              --------------------  --------------------
           Net investment income (loss).....                 1,425                  (34)
                                              --------------------  --------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions...........                   223                 2,129
      Realized gains (losses) on sale of
        investments.........................                   303                    40
                                              --------------------  --------------------
           Net realized gains (losses)......                   526                 2,169
                                              --------------------  --------------------
      Change in unrealized gains (losses)
        on investments......................                   519                 4,523
                                              --------------------  --------------------
      Net realized and change in
        unrealized gains (losses)
        on investments......................                 1,045                 6,692
                                              --------------------  --------------------
      Net increase (decrease) in net assets
        resulting from operations...........  $              2,470  $              6,658
                                              ====================  ====================

(a) Had no assets at December 31, 2020.

 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                    METROPOLITAN LIFE SEPARATE ACCOUNT E
                   OF METROPOLITAN LIFE INSURANCE COMPANY
                     STATEMENTS OF CHANGES IN NET ASSETS
               FOR THE YEARS ENDED DECEMBER 31, 2020 AND 2019

                                           AMERICAN FUNDS(R) BOND           AMERICAN FUNDS(R) GLOBAL GROWTH
                                                  DIVISION                             DIVISION
                                     -----------------------------------  ------------------------------------
                                           2020               2019               2020              2019
                                     ----------------  -----------------  -----------------  -----------------

INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)....  $        575,154  $         860,944  $         (1,310)  $             694
   Net realized gains (losses).....         1,319,071           (68,402)             14,204             33,973
   Change in unrealized gains
     (losses) on investments.......         4,226,664          4,872,541             52,453             47,792
                                     ----------------  -----------------  -----------------  -----------------
     Net increase (decrease)
        in net assets resulting
        from operations............         6,120,889          5,665,083             65,347             82,459
                                     ----------------  -----------------  -----------------  -----------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from Contract owners..........           895,837          1,262,146              2,146              1,820
   Net transfers (including fixed
     account)......................        12,047,508          5,560,403           (19,283)           (79,227)
   Contract charges................         (377,842)          (373,130)                 --                 --
   Transfers for Contract benefits
     and terminations..............       (8,092,059)        (9,752,029)            (9,375)           (13,682)
                                     ----------------  -----------------  -----------------  -----------------
     Net increase (decrease) in
        net assets resulting from
        Contract transactions......         4,473,444        (3,302,610)           (26,512)           (91,089)
                                     ----------------  -----------------  -----------------  -----------------
     Net increase (decrease)
        in net assets..............        10,594,333          2,362,473             38,835            (8,630)
NET ASSETS:
   Beginning of year...............        77,224,066         74,861,593            242,935            251,565
                                     ----------------  -----------------  -----------------  -----------------
   End of year.....................  $     87,818,399  $      77,224,066  $         281,770  $         242,935
                                     ================  =================  =================  =================

                                       AMERICAN FUNDS(R) GLOBAL SMALL
                                               CAPITALIZATION                   AMERICAN FUNDS(R) GROWTH
                                                  DIVISION                              DIVISION
                                     -----------------------------------  ------------------------------------
                                           2020               2019               2020               2019
                                     -----------------  ----------------  -----------------  -----------------

INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)....  $     (5,113,939)  $    (5,422,705)  $    (11,753,513)  $     (6,668,084)
   Net realized gains (losses).....         40,401,533        36,192,131         90,497,706        133,388,212
   Change in unrealized gains
     (losses) on investments.......         72,689,737        78,422,533        376,078,166        121,935,512
                                     -----------------  ----------------  -----------------  -----------------
     Net increase (decrease)
        in net assets resulting
        from operations............        107,977,331       109,191,959        454,822,359        248,655,640
                                     -----------------  ----------------  -----------------  -----------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from Contract owners..........          4,598,544         5,602,130         11,244,114         13,171,188
   Net transfers (including fixed
     account)......................       (32,708,047)      (15,564,501)       (87,262,854)       (31,504,395)
   Contract charges................        (1,630,583)       (1,791,917)        (2,718,925)        (2,687,424)
   Transfers for Contract benefits
     and terminations..............       (40,418,656)      (51,637,378)      (102,227,815)      (116,027,425)
                                     -----------------  ----------------  -----------------  -----------------
     Net increase (decrease) in
        net assets resulting from
        Contract transactions......       (70,158,742)      (63,391,666)      (180,965,480)      (137,048,056)
                                     -----------------  ----------------  -----------------  -----------------
     Net increase (decrease)
        in net assets..............         37,818,589        45,800,293        273,856,879        111,607,584
NET ASSETS:
   Beginning of year...............        437,123,606       391,323,313      1,023,148,092        911,540,508
                                     -----------------  ----------------  -----------------  -----------------
   End of year.....................  $     474,942,195  $    437,123,606  $   1,297,004,971  $   1,023,148,092
                                     =================  ================  =================  =================

                                                                                     BHFTI AB GLOBAL
                                       AMERICAN FUNDS(R) GROWTH-INCOME             DYNAMIC ALLOCATION
                                                  DIVISION                              DIVISION
                                     -----------------------------------  ------------------------------------
                                           2020               2019               2020               2019
                                     -----------------  ----------------  -----------------  -----------------

INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)....  $       (602,616)  $      1,436,026  $       6,509,295  $      30,397,130
   Net realized gains (losses).....         35,564,519        95,621,069         97,608,961         57,885,441
   Change in unrealized gains
     (losses) on investments.......         46,266,465        65,653,475       (51,728,783)        121,512,992
                                     -----------------  ----------------  -----------------  -----------------
     Net increase (decrease)
        in net assets resulting
        from operations............         81,228,368       162,710,570         52,389,473        209,795,563
                                     -----------------  ----------------  -----------------  -----------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from Contract owners..........          6,816,775         8,576,044          1,223,748            709,324
   Net transfers (including fixed
     account)......................       (14,906,107)      (12,640,486)       (27,350,237)       (21,679,688)
   Contract charges................        (2,416,491)       (2,663,497)       (18,779,759)       (20,256,664)
   Transfers for Contract benefits
     and terminations..............       (71,891,597)      (93,491,846)      (119,431,482)      (147,263,079)
                                     -----------------  ----------------  -----------------  -----------------
     Net increase (decrease) in
        net assets resulting from
        Contract transactions......       (82,397,420)     (100,219,785)      (164,337,730)      (188,490,107)
                                     -----------------  ----------------  -----------------  -----------------
     Net increase (decrease)
        in net assets..............        (1,169,052)        62,490,785      (111,948,257)         21,305,456
NET ASSETS:
   Beginning of year...............        767,275,578       704,784,793      1,348,392,149      1,327,086,693
                                     -----------------  ----------------  -----------------  -----------------
   End of year.....................  $     766,106,526  $    767,275,578  $   1,236,443,892  $   1,348,392,149
                                     =================  ================  =================  =================

                                           BHFTI AMERICAN FUNDS(R)
                                             BALANCED ALLOCATION
                                                  DIVISION
                                     ------------------------------------
                                           2020               2019
                                     -----------------  -----------------

INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)....  $       3,665,433  $       4,462,145
   Net realized gains (losses).....         48,763,745         63,250,333
   Change in unrealized gains
     (losses) on investments.......         48,641,023         64,375,432
                                     -----------------  -----------------
     Net increase (decrease)
        in net assets resulting
        from operations............        101,070,201        132,087,910
                                     -----------------  -----------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from Contract owners..........          4,583,892          4,774,211
   Net transfers (including fixed
     account)......................        (3,582,796)          5,687,408
   Contract charges................        (7,516,391)        (8,002,718)
   Transfers for Contract benefits
     and terminations..............       (81,669,105)      (106,777,126)
                                     -----------------  -----------------
     Net increase (decrease) in
        net assets resulting from
        Contract transactions......       (88,184,400)      (104,318,225)
                                     -----------------  -----------------
     Net increase (decrease)
        in net assets..............         12,885,801         27,769,685
NET ASSETS:
   Beginning of year...............        800,925,855        773,156,170
                                     -----------------  -----------------
   End of year.....................  $     813,811,656  $     800,925,855
                                     =================  =================

(a) Had no assets at December 31, 2020.

 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                    METROPOLITAN LIFE SEPARATE ACCOUNT E
                   OF METROPOLITAN LIFE INSURANCE COMPANY
             STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
               FOR THE YEARS ENDED DECEMBER 31, 2020 AND 2019

                                           BHFTI AMERICAN FUNDS(R)
                                              GROWTH ALLOCATION             BHFTI AMERICAN FUNDS(R) GROWTH
                                                  DIVISION                             DIVISION
                                     -----------------------------------  -----------------------------------
                                           2020               2019              2020               2019
                                     -----------------  ----------------  ----------------  -----------------

INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)....  $       1,324,203  $      1,866,839  $    (1,430,361)  $     (2,794,478)
   Net realized gains (losses).....         34,446,052        40,276,095        52,435,070         54,937,555
   Change in unrealized gains
     (losses) on investments.......         26,639,362        43,847,086        85,040,883         31,493,558
                                     -----------------  ----------------  ----------------  -----------------
     Net increase (decrease)
        in net assets resulting
        from operations............         62,409,617        85,990,020       136,045,592         83,636,635
                                     -----------------  ----------------  ----------------  -----------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from Contract owners..........          6,285,668         5,987,264           625,840            758,372
   Net transfers (including fixed
     account)......................        (6,917,640)           886,887      (55,639,339)        (9,194,554)
   Contract charges................        (3,655,876)       (3,741,589)       (2,424,796)        (2,606,271)
   Transfers for Contract benefits
     and terminations..............       (35,928,398)      (40,791,035)      (37,847,257)       (54,188,503)
                                     -----------------  ----------------  ----------------  -----------------
     Net increase (decrease) in
        net assets resulting from
        Contract transactions......       (40,216,246)      (37,658,473)      (95,285,552)       (65,230,956)
                                     -----------------  ----------------  ----------------  -----------------
     Net increase (decrease)
        in net assets..............         22,193,371        48,331,547        40,760,040         18,405,679
NET ASSETS:
   Beginning of year...............        451,501,018       403,169,471       333,656,449        315,250,770
                                     -----------------  ----------------  ----------------  -----------------
   End of year.....................  $     473,694,389  $    451,501,018  $    374,416,489  $     333,656,449
                                     =================  ================  ================  =================

                                           BHFTI AMERICAN FUNDS(R)
                                             MODERATE ALLOCATION             BHFTI AQR GLOBAL RISK BALANCED
                                                  DIVISION                              DIVISION
                                     ------------------------------------  ----------------------------------
                                            2020              2019               2020              2019
                                     -----------------  -----------------  ----------------  ----------------

INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)....  $       4,770,097  $       5,794,683  $     10,283,727  $     17,907,999
   Net realized gains (losses).....         37,598,807         48,405,217        66,569,870      (27,786,573)
   Change in unrealized gains
     (losses) on investments.......         38,610,347         54,684,421      (65,907,392)       186,555,019
                                     -----------------  -----------------  ----------------  ----------------
     Net increase (decrease)
        in net assets resulting
        from operations............         80,979,251        108,884,321        10,946,205       176,676,445
                                     -----------------  -----------------  ----------------  ----------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from Contract owners..........          4,670,913          5,243,132         1,418,896           900,595
   Net transfers (including fixed
     account)......................       (14,774,898)        (2,177,095)      (14,211,328)      (17,054,808)
   Contract charges................        (7,562,742)        (8,076,744)      (14,767,147)      (16,117,924)
   Transfers for Contract benefits
     and terminations..............       (70,958,218)      (100,303,436)      (90,022,528)     (112,091,161)
                                     -----------------  -----------------  ----------------  ----------------
     Net increase (decrease) in
        net assets resulting from
        Contract transactions......       (88,624,945)      (105,314,143)     (117,582,107)     (144,363,298)
                                     -----------------  -----------------  ----------------  ----------------
     Net increase (decrease)
        in net assets..............        (7,645,694)          3,570,178     (106,635,902)        32,313,147
NET ASSETS:
   Beginning of year...............        786,219,704        782,649,526     1,036,049,545     1,003,736,398
                                     -----------------  -----------------  ----------------  ----------------
   End of year.....................  $     778,574,010  $     786,219,704  $    929,413,643  $  1,036,049,545
                                     =================  =================  ================  ================

                                            BHFTI BLACKROCK GLOBAL
                                              TACTICAL STRATEGIES              BHFTI BLACKROCK HIGH YIELD
                                                   DIVISION                             DIVISION
                                     ------------------------------------  ------------------------------------
                                            2020               2019              2020               2019
                                     -----------------  -----------------  -----------------  -----------------

INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)....  $       5,205,795  $    (18,060,994)  $          17,330  $          18,657
   Net realized gains (losses).....        135,967,798          9,952,018              (377)               (88)
   Change in unrealized gains
     (losses) on investments.......      (104,410,629)        309,920,134              8,720             32,028
                                     -----------------  -----------------  -----------------  -----------------
     Net increase (decrease)
        in net assets resulting
        from operations............         36,762,964        301,811,158             25,673             50,597
                                     -----------------  -----------------  -----------------  -----------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from Contract owners..........          1,403,679            993,414             13,502             15,646
   Net transfers (including fixed
     account)......................       (26,213,981)       (20,710,205)           (11,996)             19,832
   Contract charges................       (23,572,409)       (25,681,599)               (46)               (45)
   Transfers for Contract benefits
     and terminations..............      (152,122,933)      (191,150,413)           (26,914)           (26,061)
                                     -----------------  -----------------  -----------------  -----------------
     Net increase (decrease) in
        net assets resulting from
        Contract transactions......      (200,505,644)      (236,548,803)           (25,454)              9,372
                                     -----------------  -----------------  -----------------  -----------------
     Net increase (decrease)
        in net assets..............      (163,742,680)         65,262,355                219             59,969
NET ASSETS:
   Beginning of year...............      1,726,223,549      1,660,961,194            449,626            389,657
                                     -----------------  -----------------  -----------------  -----------------
   End of year.....................  $   1,562,480,869  $   1,726,223,549  $         449,845  $         449,626
                                     =================  =================  =================  =================

                                              BHFTI BRIGHTHOUSE
                                            ASSET ALLOCATION 100
                                                  DIVISION
                                     -----------------------------------
                                           2020               2019
                                     -----------------  ----------------

INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)....  $          61,550  $        885,561
   Net realized gains (losses).....         23,637,058        25,624,510
   Change in unrealized gains
     (losses) on investments.......         13,805,803        24,894,112
                                     -----------------  ----------------
     Net increase (decrease)
        in net assets resulting
        from operations............         37,504,411        51,404,183
                                     -----------------  ----------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from Contract owners..........          6,301,266         6,846,378
   Net transfers (including fixed
     account)......................        (5,750,288)       (2,480,387)
   Contract charges................          (449,482)         (471,958)
   Transfers for Contract benefits
     and terminations..............       (20,527,629)      (22,269,203)
                                     -----------------  ----------------
     Net increase (decrease) in
        net assets resulting from
        Contract transactions......       (20,426,133)      (18,375,170)
                                     -----------------  ----------------
     Net increase (decrease)
        in net assets..............         17,078,278        33,029,013
NET ASSETS:
   Beginning of year...............        237,520,246       204,491,233
                                     -----------------  ----------------
   End of year.....................  $     254,598,524  $    237,520,246
                                     =================  ================

(a) Had no assets at December 31, 2020.

 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                    METROPOLITAN LIFE SEPARATE ACCOUNT E
                   OF METROPOLITAN LIFE INSURANCE COMPANY
             STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
               FOR THE YEARS ENDED DECEMBER 31, 2020 AND 2019

                                                    BHFTI                                 BHFTI
                                          BRIGHTHOUSE BALANCED PLUS            BRIGHTHOUSE SMALL CAP VALUE
                                                  DIVISION                              DIVISION
                                     ------------------------------------  ------------------------------------
                                           2020               2019               2020               2019
                                     -----------------  -----------------  -----------------  -----------------

INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)....  $      37,824,508  $      27,768,228  $          25,479  $        (45,776)
   Net realized gains (losses).....        365,952,100         22,643,678            408,319          1,464,342
   Change in unrealized gains
     (losses) on investments.......       (42,557,558)        648,617,370          (359,019)          2,627,168
                                     -----------------  -----------------  -----------------  -----------------
     Net increase (decrease)
        in net assets resulting
        from operations............        361,219,050        699,029,276             74,779          4,045,734
                                     -----------------  -----------------  -----------------  -----------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from Contract owners..........          2,790,064          2,147,071            544,475            674,567
   Net transfers (including fixed
     account)......................         20,395,161         34,765,031          (133,290)          (867,443)
   Contract charges................       (48,811,289)       (49,927,448)           (29,261)           (35,191)
   Transfers for Contract benefits
     and terminations..............      (373,686,666)      (383,920,403)        (1,287,166)        (1,303,878)
                                     -----------------  -----------------  -----------------  -----------------
     Net increase (decrease) in
        net assets resulting from
        Contract transactions......      (399,312,730)      (396,935,749)          (905,242)        (1,531,945)
                                     -----------------  -----------------  -----------------  -----------------
     Net increase (decrease)
        in net assets..............       (38,093,680)        302,093,527          (830,463)          2,513,789
NET ASSETS:
   Beginning of year...............      3,610,425,443      3,308,331,916         17,894,741         15,380,952
                                     -----------------  -----------------  -----------------  -----------------
   End of year.....................  $   3,572,331,763  $   3,610,425,443  $      17,064,278  $      17,894,741
                                     =================  =================  =================  =================

                                         BHFTI BRIGHTHOUSE/ABERDEEN             BHFTI BRIGHTHOUSE/ARTISAN
                                           EMERGING MARKETS EQUITY                    INTERNATIONAL
                                                  DIVISION                              DIVISION
                                     ------------------------------------  ----------------------------------
                                           2020               2019             2020 (a)            2019
                                     -----------------  -----------------  ----------------  ----------------

INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)....  $         345,742  $         189,344  $              8  $            (1)
   Net realized gains (losses).....          1,846,979            615,286               395                88
   Change in unrealized gains
     (losses) on investments.......          8,426,457          7,540,114             (405)               460
                                     -----------------  -----------------  ----------------  ----------------
     Net increase (decrease)
        in net assets resulting
        from operations............         10,619,178          8,344,744               (2)               547
                                     -----------------  -----------------  ----------------  ----------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from Contract owners..........             89,753            111,644                --                --
   Net transfers (including fixed
     account)......................        (4,555,855)        (2,144,830)                39             (113)
   Contract charges................          (362,761)          (410,683)               (2)               (1)
   Transfers for Contract benefits
     and terminations..............        (5,225,570)        (6,784,499)           (2,125)             (349)
                                     -----------------  -----------------  ----------------  ----------------
     Net increase (decrease) in
        net assets resulting from
        Contract transactions......       (10,054,433)        (9,228,368)           (2,088)             (463)
                                     -----------------  -----------------  ----------------  ----------------
     Net increase (decrease)
        in net assets..............            564,745          (883,624)           (2,090)                84
NET ASSETS:
   Beginning of year...............         46,669,817         47,553,441             2,090             2,006
                                     -----------------  -----------------  ----------------  ----------------
   End of year.....................  $      47,234,562  $      46,669,817  $             --  $          2,090
                                     =================  =================  ================  ================

                                            BHFTI BRIGHTHOUSE/EATON             BHFTI BRIGHTHOUSE/FRANKLIN
                                              VANCE FLOATING RATE                LOW DURATION TOTAL RETURN
                                                   DIVISION                              DIVISION
                                     ------------------------------------  ------------------------------------
                                            2020               2019               2020               2019
                                     -----------------  -----------------  -----------------  -----------------

INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)....  $         714,272  $         909,606  $       1,447,805  $       1,527,571
   Net realized gains (losses).....          (548,543)           (84,448)          (918,768)          (395,293)
   Change in unrealized gains
     (losses) on investments.......          (395,946)            737,013          (355,786)          1,299,655
                                     -----------------  -----------------  -----------------  -----------------
     Net increase (decrease)
        in net assets resulting
        from operations............          (230,217)          1,562,171            173,251          2,431,933
                                     -----------------  -----------------  -----------------  -----------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from Contract owners..........             14,368             21,787            314,851            467,019
   Net transfers (including fixed
     account)......................        (3,359,284)          (113,083)          3,263,677          8,493,710
   Contract charges................           (55,567)           (65,763)          (542,137)          (589,867)
   Transfers for Contract benefits
     and terminations..............        (3,214,956)        (3,888,774)        (8,457,544)       (12,728,649)
                                     -----------------  -----------------  -----------------  -----------------
     Net increase (decrease) in
        net assets resulting from
        Contract transactions......        (6,615,439)        (4,045,833)        (5,421,153)        (4,357,787)
                                     -----------------  -----------------  -----------------  -----------------
     Net increase (decrease)
        in net assets..............        (6,845,656)        (2,483,662)        (5,247,902)        (1,925,854)
NET ASSETS:
   Beginning of year...............         26,783,935         29,267,597         73,642,877         75,568,731
                                     -----------------  -----------------  -----------------  -----------------
   End of year.....................  $      19,938,279  $      26,783,935  $      68,394,975  $      73,642,877
                                     =================  =================  =================  =================

                                          BHFTI BRIGHTHOUSE/TEMPLETON
                                              INTERNATIONAL BOND
                                                   DIVISION
                                     ------------------------------------
                                            2020               2019
                                     -----------------  -----------------

INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)....  $         241,692  $         415,645
   Net realized gains (losses).....          (224,697)          (150,092)
   Change in unrealized gains
     (losses) on investments.......          (383,388)          (259,270)
                                     -----------------  -----------------
     Net increase (decrease)
        in net assets resulting
        from operations............          (366,393)              6,283
                                     -----------------  -----------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from Contract owners..........              6,460             14,955
   Net transfers (including fixed
     account)......................            637,384            312,877
   Contract charges................           (56,745)           (65,786)
   Transfers for Contract benefits
     and terminations..............          (726,532)          (983,577)
                                     -----------------  -----------------
     Net increase (decrease) in
        net assets resulting from
        Contract transactions......          (139,433)          (721,531)
                                     -----------------  -----------------
     Net increase (decrease)
        in net assets..............          (505,826)          (715,248)
NET ASSETS:
   Beginning of year...............          5,449,838          6,165,086
                                     -----------------  -----------------
   End of year.....................  $       4,944,012  $       5,449,838
                                     =================  =================

(a) Had no assets at December 31, 2020.

 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                    METROPOLITAN LIFE SEPARATE ACCOUNT E
                   OF METROPOLITAN LIFE INSURANCE COMPANY
             STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
               FOR THE YEARS ENDED DECEMBER 31, 2020 AND 2019

                                        BHFTI BRIGHTHOUSE/WELLINGTON                      BHFTI
                                             LARGE CAP RESEARCH                CLARION GLOBAL REAL ESTATE
                                                  DIVISION                              DIVISION
                                     ------------------------------------  ------------------------------------
                                           2020               2019               2020               2019
                                     -----------------  -----------------  -----------------  -----------------

INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)....  $         773,455  $         869,963  $       5,108,435  $       3,361,931
   Net realized gains (losses).....         62,203,560         98,577,929            826,425          (538,799)
   Change in unrealized gains
     (losses) on investments.......         77,864,713         87,280,776       (16,050,338)         35,304,328
                                     -----------------  -----------------  -----------------  -----------------
     Net increase (decrease)
        in net assets resulting
        from operations............        140,841,728        186,728,668       (10,115,478)         38,127,460
                                     -----------------  -----------------  -----------------  -----------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from Contract owners..........          4,594,596          4,881,601          2,090,238          2,622,113
   Net transfers (including fixed
     account)......................       (18,145,896)       (13,237,772)          9,562,809        (7,272,448)
   Contract charges................          (548,628)          (616,685)          (638,953)          (782,162)
   Transfers for Contract benefits
     and terminations..............       (62,308,692)       (72,686,880)       (16,906,569)       (22,219,962)
                                     -----------------  -----------------  -----------------  -----------------
     Net increase (decrease) in
        net assets resulting from
        Contract transactions......       (76,408,620)       (81,659,736)        (5,892,475)       (27,652,459)
                                     -----------------  -----------------  -----------------  -----------------
     Net increase (decrease)
        in net assets..............         64,433,108        105,068,932       (16,007,953)         10,475,001
NET ASSETS:
   Beginning of year...............        741,294,779        636,225,847        182,528,745        172,053,744
                                     -----------------  -----------------  -----------------  -----------------
   End of year.....................  $     805,727,887  $     741,294,779  $     166,520,792  $     182,528,745
                                     =================  =================  =================  =================

                                            BHFTI HARRIS OAKMARK                      BHFTI INVESCO
                                                INTERNATIONAL                   BALANCED-RISK ALLOCATION
                                                  DIVISION                              DIVISION
                                     ------------------------------------  -----------------------------------
                                           2020               2019               2020              2019
                                     -----------------  -----------------  ----------------  -----------------

INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)....  $       7,382,828  $       4,063,871  $     17,702,686  $     (5,903,169)
   Net realized gains (losses).....        (3,704,789)         25,522,746        16,565,236        (4,110,620)
   Change in unrealized gains
     (losses) on investments.......         21,388,533         57,501,967         (230,264)         71,138,882
                                     -----------------  -----------------  ----------------  -----------------
     Net increase (decrease)
        in net assets resulting
        from operations............         25,066,572         87,088,584        34,037,658         61,125,093
                                     -----------------  -----------------  ----------------  -----------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from Contract owners..........          5,510,753          6,456,415           531,775            234,495
   Net transfers (including fixed
     account)......................          2,024,962       (13,461,208)       (8,978,169)        (4,322,226)
   Contract charges................        (1,934,476)        (2,320,252)       (6,177,085)        (6,687,964)
   Transfers for Contract benefits
     and terminations..............       (37,997,552)       (50,635,078)      (44,600,059)       (50,823,320)
                                     -----------------  -----------------  ----------------  -----------------
     Net increase (decrease) in
        net assets resulting from
        Contract transactions......       (32,396,313)       (59,960,123)      (59,223,538)       (61,599,015)
                                     -----------------  -----------------  ----------------  -----------------
     Net increase (decrease)
        in net assets..............        (7,329,741)         27,128,461      (25,185,880)          (473,922)
NET ASSETS:
   Beginning of year...............        425,579,613        398,451,152       461,843,455        462,317,377
                                     -----------------  -----------------  ----------------  -----------------
   End of year.....................  $     418,249,872  $     425,579,613  $    436,657,575  $     461,843,455
                                     =================  =================  ================  =================

                                           BHFTI INVESCO COMSTOCK             BHFTI INVESCO GLOBAL EQUITY
                                                  DIVISION                             DIVISION
                                     ----------------------------------  -----------------------------------
                                           2020              2019               2020              2019
                                     ----------------  ----------------  -----------------  ----------------

INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)....  $            488  $            540  $     (1,145,075)  $      (829,985)
   Net realized gains (losses).....               969             6,181         12,463,468        40,147,827
   Change in unrealized gains
     (losses) on investments.......           (2,916)             4,696         48,619,406        25,946,498
                                     ----------------  ----------------  -----------------  ----------------
     Net increase (decrease)
        in net assets resulting
        from operations............           (1,459)            11,417         59,937,799        65,264,340
                                     ----------------  ----------------  -----------------  ----------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from Contract owners..........                --                --          2,611,477         3,080,059
   Net transfers (including fixed
     account)......................             3,796               146       (15,922,074)       (4,932,382)
   Contract charges................               (4)               (3)          (920,208)       (1,027,087)
   Transfers for Contract benefits
     and terminations..............           (5,547)           (3,277)       (25,404,149)      (27,439,373)
                                     ----------------  ----------------  -----------------  ----------------
     Net increase (decrease) in
        net assets resulting from
        Contract transactions......           (1,755)           (3,134)       (39,634,954)      (30,318,783)
                                     ----------------  ----------------  -----------------  ----------------
     Net increase (decrease)
        in net assets..............           (3,214)             8,283         20,302,845        34,945,557
NET ASSETS:
   Beginning of year...............            57,870            49,587        261,214,721       226,269,164
                                     ----------------  ----------------  -----------------  ----------------
   End of year.....................  $         54,656  $         57,870  $     281,517,566  $    261,214,721
                                     ================  ================  =================  ================

                                                     BHFTI
                                           INVESCO SMALL CAP GROWTH
                                                   DIVISION
                                     ------------------------------------
                                            2020               2019
                                     -----------------  -----------------

INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)....  $       (648,300)  $       (640,903)
   Net realized gains (losses).....          2,631,682          7,293,224
   Change in unrealized gains
     (losses) on investments.......         23,163,417          3,700,553
                                     -----------------  -----------------
     Net increase (decrease)
        in net assets resulting
        from operations............         25,146,799         10,352,874
                                     -----------------  -----------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from Contract owners..........            639,070            774,674
   Net transfers (including fixed
     account)......................             76,156          (567,462)
   Contract charges................          (181,401)          (193,396)
   Transfers for Contract benefits
     and terminations..............        (5,481,199)        (6,415,557)
                                     -----------------  -----------------
     Net increase (decrease) in
        net assets resulting from
        Contract transactions......        (4,947,374)        (6,401,741)
                                     -----------------  -----------------
     Net increase (decrease)
        in net assets..............         20,199,425          3,951,133
NET ASSETS:
   Beginning of year...............         51,053,864         47,102,731
                                     -----------------  -----------------
   End of year.....................  $      71,253,289  $      51,053,864
                                     =================  =================

(a) Had no assets at December 31, 2020.

 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                    METROPOLITAN LIFE SEPARATE ACCOUNT E
                   OF METROPOLITAN LIFE INSURANCE COMPANY
             STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
               FOR THE YEARS ENDED DECEMBER 31, 2020 AND 2019

                                                                                    BHFTI JPMORGAN
                                          BHFTI JPMORGAN CORE BOND             GLOBAL ACTIVE ALLOCATION
                                                  DIVISION                             DIVISION
                                     -----------------------------------  -----------------------------------
                                           2020               2019              2020               2019
                                     ----------------  -----------------  -----------------  ----------------

INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)....  $      1,390,131  $       2,515,383  $       7,849,780  $     12,072,983
   Net realized gains (losses).....           286,305          (286,718)         28,209,593         4,858,766
   Change in unrealized gains
     (losses) on investments.......         2,786,121          3,014,432         39,125,127        98,744,637
                                     ----------------  -----------------  -----------------  ----------------
     Net increase (decrease)
        in net assets resulting
        from operations............         4,462,557          5,243,097         75,184,500       115,676,386
                                     ----------------  -----------------  -----------------  ----------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from Contract owners..........           124,347            220,665            399,012           207,898
   Net transfers (including fixed
     account)......................         7,591,087          2,574,123       (19,151,762)      (11,791,822)
   Contract charges................         (627,887)          (694,814)       (10,714,610)      (11,346,377)
   Transfers for Contract benefits
     and terminations..............      (10,478,393)       (14,315,743)       (78,778,097)      (77,253,420)
                                     ----------------  -----------------  -----------------  ----------------
     Net increase (decrease) in
        net assets resulting from
        Contract transactions......       (3,390,846)       (12,215,769)      (108,245,457)     (100,183,721)
                                     ----------------  -----------------  -----------------  ----------------
     Net increase (decrease)
        in net assets..............         1,071,711        (6,972,672)       (33,060,957)        15,492,665
NET ASSETS:
   Beginning of year...............        74,354,984         81,327,656        803,699,960       788,207,295
                                     ----------------  -----------------  -----------------  ----------------
   End of year.....................  $     75,426,695  $      74,354,984  $     770,639,003  $    803,699,960
                                     ================  =================  =================  ================

                                                    BHFTI                         BHFTI LOOMIS SAYLES
                                          JPMORGAN SMALL CAP VALUE                 GLOBAL ALLOCATION
                                                  DIVISION                             DIVISION
                                     -----------------------------------  -----------------------------------
                                           2020               2019              2020               2019
                                     ----------------  -----------------  -----------------  ----------------

INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)....  $        (8,978)  $        (32,715)  $       (562,889)  $        236,754
   Net realized gains (losses).....         (388,762)          1,866,529          9,681,945        12,574,697
   Change in unrealized gains
     (losses) on investments.......         1,812,380          1,229,221          3,298,239        11,124,691
                                     ----------------  -----------------  -----------------  ----------------
     Net increase (decrease)
        in net assets resulting
        from operations............         1,414,640          3,063,035         12,417,295        23,936,142
                                     ----------------  -----------------  -----------------  ----------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from Contract owners..........            42,377             41,392            937,456         1,005,131
   Net transfers (including fixed
     account)......................           554,985            926,712        (2,676,303)       (1,854,222)
   Contract charges................         (121,712)          (145,568)          (643,517)         (718,693)
   Transfers for Contract benefits
     and terminations..............       (1,858,934)        (2,591,872)       (11,924,345)      (13,454,986)
                                     ----------------  -----------------  -----------------  ----------------
     Net increase (decrease) in
        net assets resulting from
        Contract transactions......       (1,383,284)        (1,769,336)       (14,306,709)      (15,022,770)
                                     ----------------  -----------------  -----------------  ----------------
     Net increase (decrease)
        in net assets..............            31,356          1,293,699        (1,889,414)         8,913,372
NET ASSETS:
   Beginning of year...............        18,936,921         17,643,222        107,109,800        98,196,428
                                     ----------------  -----------------  -----------------  ----------------
   End of year.....................  $     18,968,277  $      18,936,921  $     105,220,386  $    107,109,800
                                     ================  =================  =================  ================

                                                     BHFTI                            BHFTI METLIFE
                                             LOOMIS SAYLES GROWTH               MULTI-INDEX TARGETED RISK
                                                   DIVISION                             DIVISION
                                     ------------------------------------  -----------------------------------
                                            2020               2019              2020               2019
                                     -----------------  -----------------  -----------------  ----------------

INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)....  $     (2,723,129)  $     (1,897,056)  $       7,762,640  $      7,830,063
   Net realized gains (losses).....        172,776,482         78,617,917         78,086,344         7,415,422
   Change in unrealized gains
     (losses) on investments.......       (48,166,763)         15,869,923       (46,068,839)       143,288,748
                                     -----------------  -----------------  -----------------  ----------------
     Net increase (decrease)
        in net assets resulting
        from operations............        121,886,590         92,590,784         39,780,145       158,534,233
                                     -----------------  -----------------  -----------------  ----------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from Contract owners..........          4,950,774          5,976,940            637,273           446,277
   Net transfers (including fixed
     account)......................       (54,502,976)       (13,010,605)        (2,857,384)       (1,276,939)
   Contract charges................        (2,651,438)        (2,861,151)       (11,532,770)      (12,111,379)
   Transfers for Contract benefits
     and terminations..............       (50,155,264)       (60,285,423)       (79,072,598)      (81,418,407)
                                     -----------------  -----------------  -----------------  ----------------
     Net increase (decrease) in
        net assets resulting from
        Contract transactions......      (102,358,904)       (70,180,239)       (92,825,479)      (94,360,448)
                                     -----------------  -----------------  -----------------  ----------------
     Net increase (decrease)
        in net assets..............         19,527,686         22,410,545       (53,045,334)        64,173,785
NET ASSETS:
   Beginning of year...............        467,060,137        444,649,592        884,702,376       820,528,591
                                     -----------------  -----------------  -----------------  ----------------
   End of year.....................  $     486,587,823  $     467,060,137  $     831,657,042  $    884,702,376
                                     =================  =================  =================  ================

                                                     BHFTI
                                         MFS(R) RESEARCH INTERNATIONAL
                                                   DIVISION
                                     ------------------------------------
                                            2020               2019
                                     -----------------  -----------------

INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)....  $       1,688,540  $         318,965
   Net realized gains (losses).....          6,958,191          9,418,963
   Change in unrealized gains
     (losses) on investments.......          9,411,537         29,093,941
                                     -----------------  -----------------
     Net increase (decrease)
        in net assets resulting
        from operations............         18,058,268         38,831,869
                                     -----------------  -----------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from Contract owners..........          1,932,064          2,227,473
   Net transfers (including fixed
     account)......................            455,816        (4,713,814)
   Contract charges................          (722,941)          (814,004)
   Transfers for Contract benefits
     and terminations..............       (15,477,356)       (21,104,066)
                                     -----------------  -----------------
     Net increase (decrease) in
        net assets resulting from
        Contract transactions......       (13,812,417)       (24,404,411)
                                     -----------------  -----------------
     Net increase (decrease)
        in net assets..............          4,245,851         14,427,458
NET ASSETS:
   Beginning of year...............        168,375,370        153,947,912
                                     -----------------  -----------------
   End of year.....................  $     172,621,221  $     168,375,370
                                     =================  =================

(a) Had no assets at December 31, 2020.

 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                    METROPOLITAN LIFE SEPARATE ACCOUNT E
                   OF METROPOLITAN LIFE INSURANCE COMPANY
             STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
               FOR THE YEARS ENDED DECEMBER 31, 2020 AND 2019

                                           BHFTI MORGAN STANLEY                  BHFTI PANAGORA
                                                 DISCOVERY                   GLOBAL DIVERSIFIED RISK
                                                 DIVISION                           DIVISION
                                    ----------------------------------  ----------------------------------
                                          2020              2019              2020              2019
                                    ----------------  ----------------  ----------------  ----------------

INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)...  $    (7,663,721)  $    (5,193,811)  $      1,602,289  $      1,607,188
   Net realized gains (losses)....       153,359,181       101,980,573         5,970,985           600,969
   Change in unrealized gains
     (losses) on investments......       439,136,144        33,077,464         1,365,825        12,276,179
                                    ----------------  ----------------  ----------------  ----------------
     Net increase (decrease)
        in net assets resulting
        from operations...........       584,831,604       129,864,226         8,939,099        14,484,336
                                    ----------------  ----------------  ----------------  ----------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from Contract owners.........         5,635,010         6,142,870            19,619            47,910
   Net transfers (including fixed
     account).....................      (38,986,130)       (8,899,013)        11,963,712         6,157,129
   Contract charges...............         (618,806)         (516,964)       (1,240,540)       (1,162,001)
   Transfers for Contract benefits
     and terminations.............      (54,419,213)      (42,848,305)       (6,906,384)       (7,680,578)
                                    ----------------  ----------------  ----------------  ----------------
     Net increase (decrease) in
        net assets resulting from
        Contract transactions.....      (88,389,139)      (46,121,412)         3,836,407       (2,637,540)
                                    ----------------  ----------------  ----------------  ----------------
     Net increase (decrease)
        in net assets.............       496,442,465        83,742,814        12,775,506        11,846,796
NET ASSETS:
   Beginning of year..............       423,750,247       340,007,433        84,293,104        72,446,308
                                    ----------------  ----------------  ----------------  ----------------
   End of year....................  $    920,192,712  $    423,750,247  $     97,068,610  $     84,293,104
                                    ================  ================  ================  ================

                                                BHFTI PIMCO
                                         INFLATION PROTECTED BOND             BHFTI PIMCO TOTAL RETURN
                                                 DIVISION                             DIVISION
                                    -----------------------------------  -----------------------------------
                                           2020              2019              2020               2019
                                    -----------------  ----------------  ----------------  -----------------

INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)...  $       4,535,533  $      7,316,624  $     17,008,900  $      12,391,429
   Net realized gains (losses)....        (3,299,101)       (6,024,723)         3,510,190        (1,279,381)
   Change in unrealized gains
     (losses) on investments......         28,967,594        21,800,541        27,043,093         40,752,158
                                    -----------------  ----------------  ----------------  -----------------
     Net increase (decrease)
        in net assets resulting
        from operations...........         30,204,026        23,092,442        47,562,183         51,864,206
                                    -----------------  ----------------  ----------------  -----------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from Contract owners.........          2,151,448         2,370,863         5,059,209          6,189,828
   Net transfers (including fixed
     account).....................         10,933,166         3,892,040        34,809,356         13,159,485
   Contract charges...............        (2,615,019)       (2,849,692)       (4,909,464)        (5,359,326)
   Transfers for Contract benefits
     and terminations.............       (37,429,568)      (48,426,223)      (82,551,445)      (108,372,981)
                                    -----------------  ----------------  ----------------  -----------------
     Net increase (decrease) in
        net assets resulting from
        Contract transactions.....       (26,959,973)      (45,013,012)      (47,592,344)       (94,382,994)
                                    -----------------  ----------------  ----------------  -----------------
     Net increase (decrease)
        in net assets.............          3,244,053      (21,920,570)          (30,161)       (42,518,788)
NET ASSETS:
   Beginning of year..............        327,258,585       349,179,155       715,395,370        757,914,158
                                    -----------------  ----------------  ----------------  -----------------
   End of year....................  $     330,502,638  $    327,258,585  $    715,365,209  $     715,395,370
                                    =================  ================  ================  =================

                                                   BHFTI                             BHFTI SSGA
                                       SCHRODERS GLOBAL MULTI-ASSET             GROWTH AND INCOME ETF
                                                 DIVISION                             DIVISION
                                    -----------------------------------  -----------------------------------
                                          2020              2019                2020              2019
                                    ----------------  -----------------   ----------------  ----------------

INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)...  $      3,803,281  $       1,846,847   $      8,897,011  $      7,544,782
   Net realized gains (losses)....        42,809,773          5,491,382         24,302,608        40,500,192
   Change in unrealized gains
     (losses) on investments......      (44,616,426)        138,174,665         14,978,644        67,284,467
                                    ----------------  -----------------   ----------------  ----------------
     Net increase (decrease)
        in net assets resulting
        from operations...........         1,996,628        145,512,894         48,178,263       115,329,441
                                    ----------------  -----------------   ----------------  ----------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from Contract owners.........           452,168            225,416          2,626,377         2,610,417
   Net transfers (including fixed
     account).....................      (21,051,439)       (23,182,197)       (15,966,504)      (12,230,355)
   Contract charges...............      (10,177,753)       (11,186,763)        (7,153,374)       (7,759,945)
   Transfers for Contract benefits
     and terminations.............      (70,721,468)       (76,856,105)       (63,221,576)      (97,729,510)
                                    ----------------  -----------------   ----------------  ----------------
     Net increase (decrease) in
        net assets resulting from
        Contract transactions.....     (101,498,492)      (110,999,649)       (83,715,077)     (115,109,393)
                                    ----------------  -----------------   ----------------  ----------------
     Net increase (decrease)
        in net assets.............      (99,501,864)         34,513,245       (35,536,814)           220,048
NET ASSETS:
   Beginning of year..............       802,843,446        768,330,201        680,226,971       680,006,923
                                    ----------------  -----------------   ----------------  ----------------
   End of year....................  $    703,341,582  $     802,843,446   $    644,690,157  $    680,226,971
                                    ================  =================   ================  ================

                                           BHFTI SSGA GROWTH ETF
                                                 DIVISION
                                    -----------------------------------
                                          2020               2019
                                    -----------------  ----------------

INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)...  $       1,446,089  $        986,073
   Net realized gains (losses)....          4,673,682         9,305,911
   Change in unrealized gains
     (losses) on investments......          4,092,403        15,190,143
                                    -----------------  ----------------
     Net increase (decrease)
        in net assets resulting
        from operations...........         10,212,174        25,482,127
                                    -----------------  ----------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from Contract owners.........          1,892,489         2,038,398
   Net transfers (including fixed
     account).....................        (5,790,328)       (2,541,321)
   Contract charges...............          (959,136)       (1,011,665)
   Transfers for Contract benefits
     and terminations.............       (12,872,803)      (13,076,107)
                                    -----------------  ----------------
     Net increase (decrease) in
        net assets resulting from
        Contract transactions.....       (17,729,778)      (14,590,695)
                                    -----------------  ----------------
     Net increase (decrease)
        in net assets.............        (7,517,604)        10,891,432
NET ASSETS:
   Beginning of year..............        138,322,296       127,430,864
                                    -----------------  ----------------
   End of year....................  $     130,804,692  $    138,322,296
                                    =================  ================

(a) Had no assets at December 31, 2020.

 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                    METROPOLITAN LIFE SEPARATE ACCOUNT E
                   OF METROPOLITAN LIFE INSURANCE COMPANY
             STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
               FOR THE YEARS ENDED DECEMBER 31, 2020 AND 2019

                                                    BHFTI                                BHFTI
                                        T. ROWE PRICE LARGE CAP VALUE        T. ROWE PRICE MID CAP GROWTH
                                                  DIVISION                             DIVISION
                                     -----------------------------------  ----------------------------------
                                           2020              2019               2020              2019
                                     ----------------  -----------------  ----------------  ----------------

INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)....  $         15,535  $           4,151  $    (5,280,242)  $    (5,560,003)
   Net realized gains (losses).....             3,920             52,011        51,803,519        86,982,240
   Change in unrealized gains
     (losses) on investments.......            34,047             56,272        49,384,564        39,892,914
                                     ----------------  -----------------  ----------------  ----------------
     Net increase (decrease)
        in net assets resulting
        from operations............            53,502            112,434        95,907,841       121,315,151
                                     ----------------  -----------------  ----------------  ----------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from Contract owners..........               932              2,873         6,364,380         7,135,506
   Net transfers (including fixed
     account)......................          (82,633)            215,404      (33,270,264)      (17,032,434)
   Contract charges................              (36)               (46)       (1,883,211)       (2,079,281)
   Transfers for Contract benefits
     and terminations..............          (11,768)           (13,941)      (46,231,297)      (54,904,806)
                                     ----------------  -----------------  ----------------  ----------------
     Net increase (decrease) in
        net assets resulting from
        Contract transactions......          (93,505)            204,290      (75,020,392)      (66,881,015)
                                     ----------------  -----------------  ----------------  ----------------
     Net increase (decrease)
        in net assets..............          (40,003)            316,724        20,887,449        54,434,136
NET ASSETS:
   Beginning of year...............           725,942            409,218       484,527,095       430,092,959
                                     ----------------  -----------------  ----------------  ----------------
   End of year.....................  $        685,939  $         725,942  $    505,414,544  $    484,527,095
                                     ================  =================  ================  ================

                                                                                         BHFTI
                                         BHFTI TCW CORE FIXED INCOME        VICTORY SYCAMORE MID CAP VALUE
                                                  DIVISION                             DIVISION
                                     -----------------------------------  -----------------------------------
                                            2020              2019              2020               2019
                                     -----------------  ----------------  ----------------  -----------------

INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)....  $           4,288  $          4,688  $        840,222  $       (305,954)
   Net realized gains (losses).....             16,400             (523)        16,916,428         11,978,822
   Change in unrealized gains
     (losses) on investments.......            (2,902)            12,867         3,802,161         73,696,007
                                     -----------------  ----------------  ----------------  -----------------
     Net increase (decrease)
        in net assets resulting
        from operations............             17,786            17,032        21,558,811         85,368,875
                                     -----------------  ----------------  ----------------  -----------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from Contract owners..........                 --                --         3,232,576          3,732,581
   Net transfers (including fixed
     account)......................           (10,722)           136,113       (2,159,042)        (9,292,023)
   Contract charges................                (2)               (2)       (1,095,497)        (1,274,070)
   Transfers for Contract benefits
     and terminations..............          (195,025)         (150,865)      (31,543,793)       (43,941,710)
                                     -----------------  ----------------  ----------------  -----------------
     Net increase (decrease) in
        net assets resulting from
        Contract transactions......          (205,749)          (14,754)      (31,565,756)       (50,775,222)
                                     -----------------  ----------------  ----------------  -----------------
     Net increase (decrease)
        in net assets..............          (187,963)             2,278      (10,006,945)         34,593,653
NET ASSETS:
   Beginning of year...............            240,520           238,242       361,807,709        327,214,056
                                     -----------------  ----------------  ----------------  -----------------
   End of year.....................  $          52,557  $        240,520  $    351,800,764  $     361,807,709
                                     =================  ================  ================  =================

                                             BHFTI WELLS CAPITAL                 BHFTI WESTERN ASSET
                                          MANAGEMENT MID CAP VALUE          MANAGEMENT GOVERNMENT INCOME
                                                  DIVISION                            DIVISION
                                     ----------------------------------  ------------------------------------
                                           2020              2019               2020              2019
                                     ----------------  ----------------  -----------------  -----------------

INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)....  $        (1,207)  $        (2,193)  $       4,507,060  $       5,722,869
   Net realized gains (losses).....             5,226            10,018          2,430,380        (1,086,935)
   Change in unrealized gains
     (losses) on investments.......          (20,151)            88,754         17,153,359         18,826,412
                                     ----------------  ----------------  -----------------  -----------------
     Net increase (decrease)
        in net assets resulting
        from operations............          (16,132)            96,579         24,090,799         23,462,346
                                     ----------------  ----------------  -----------------  -----------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from Contract owners..........                --                --            687,605            358,224
   Net transfers (including fixed
     account)......................          (22,339)           (8,603)         75,174,345         30,093,768
   Contract charges................               (7)               (9)        (6,518,386)        (6,279,415)
   Transfers for Contract benefits
     and terminations..............         (100,512)           (8,522)       (71,581,650)       (68,059,841)
                                     ----------------  ----------------  -----------------  -----------------
     Net increase (decrease) in
        net assets resulting from
        Contract transactions......         (122,858)          (17,134)        (2,238,086)       (43,887,264)
                                     ----------------  ----------------  -----------------  -----------------
     Net increase (decrease)
        in net assets..............         (138,990)            79,445         21,852,713       (20,424,918)
NET ASSETS:
   Beginning of year...............           368,958           289,513        376,497,264        396,922,182
                                     ----------------  ----------------  -----------------  -----------------
   End of year.....................  $        229,968  $        368,958  $     398,349,977  $     376,497,264
                                     ================  ================  =================  =================

                                                   BHFTII
                                     BAILLIE GIFFORD INTERNATIONAL STOCK
                                                  DIVISION
                                     ------------------------------------
                                           2020               2019
                                     ----------------  -----------------

INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)....  $        779,866  $        (24,199)
   Net realized gains (losses).....         9,889,901          8,966,511
   Change in unrealized gains
     (losses) on investments.......        17,623,238         22,444,859
                                     ----------------  -----------------
     Net increase (decrease)
        in net assets resulting
        from operations............        28,293,005         31,387,171
                                     ----------------  -----------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from Contract owners..........           931,187          1,040,810
   Net transfers (including fixed
     account)......................       (1,244,055)        (2,480,958)
   Contract charges................         (339,203)          (348,931)
   Transfers for Contract benefits
     and terminations..............      (10,357,185)       (12,641,120)
                                     ----------------  -----------------
     Net increase (decrease) in
        net assets resulting from
        Contract transactions......      (11,009,256)       (14,430,199)
                                     ----------------  -----------------
     Net increase (decrease)
        in net assets..............        17,283,749         16,956,972
NET ASSETS:
   Beginning of year...............       123,603,248        106,646,276
                                     ----------------  -----------------
   End of year.....................  $    140,886,997  $     123,603,248
                                     ================  =================

(a) Had no assets at December 31, 2020.

 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                    METROPOLITAN LIFE SEPARATE ACCOUNT E
                   OF METROPOLITAN LIFE INSURANCE COMPANY
             STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
               FOR THE YEARS ENDED DECEMBER 31, 2020 AND 2019

                                                    BHFTII                                 BHFTII
                                             BLACKROCK BOND INCOME             BLACKROCK CAPITAL APPRECIATION
                                                   DIVISION                               DIVISION
                                      ------------------------------------  ------------------------------------
                                            2020               2019               2020                2019
                                      -----------------  -----------------  -----------------  -----------------

INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).....  $       8,026,392  $       9,155,045  $     (2,561,674)  $     (2,366,185)
   Net realized gains (losses)......          1,424,032          (715,232)         35,489,561         40,823,183
   Change in unrealized gains
     (losses) on investments........         15,602,773         22,564,409         33,799,658         11,816,940
                                      -----------------  -----------------  -----------------  -----------------
     Net increase (decrease)
        in net assets resulting
        from operations.............         25,053,197         31,004,222         66,727,545         50,273,938
                                      -----------------  -----------------  -----------------  -----------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from Contract owners...........          3,000,255          3,149,187          2,143,896          2,183,565
   Net transfers (including fixed
     account).......................         22,414,370         11,907,260        (8,578,450)        (4,113,483)
   Contract charges.................        (1,911,579)        (2,032,761)          (951,732)          (996,715)
   Transfers for Contract benefits
     and terminations...............       (44,199,935)       (50,890,243)       (21,900,122)       (24,993,256)
                                      -----------------  -----------------  -----------------  -----------------
     Net increase (decrease) in
        net assets resulting from
        Contract transactions.......       (20,696,889)       (37,866,557)       (29,286,408)       (27,919,889)
                                      -----------------  -----------------  -----------------  -----------------
     Net increase (decrease)
        in net assets...............          4,356,308        (6,862,335)         37,441,137         22,354,049
NET ASSETS:
   Beginning of year................        384,830,691        391,693,026        192,688,204        170,334,155
                                      -----------------  -----------------  -----------------  -----------------
   End of year......................  $     389,186,999  $     384,830,691  $     230,129,341  $     192,688,204
                                      =================  =================  =================  =================

                                                     BHFTII                               BHFTII
                                         BLACKROCK ULTRA-SHORT TERM BOND      BRIGHTHOUSE ASSET ALLOCATION 20
                                                    DIVISION                             DIVISION
                                      ------------------------------------  ------------------------------------
                                             2020              2019               2020                2019
                                      -----------------  -----------------  -----------------  -----------------

INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).....  $         189,931  $         143,958  $       4,742,568  $       3,007,685
   Net realized gains (losses)......             69,509            212,191          6,662,956          5,325,712
   Change in unrealized gains
     (losses) on investments........          (761,962)           (66,778)         12,184,016         24,533,395
                                      -----------------  -----------------  -----------------  -----------------
     Net increase (decrease)
        in net assets resulting
        from operations.............          (502,522)            289,371         23,589,540         32,866,792
                                      -----------------  -----------------  -----------------  -----------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from Contract owners...........            157,528            615,540          2,104,951          2,632,662
   Net transfers (including fixed
     account).......................         14,465,808          9,792,612          4,760,399          7,348,281
   Contract charges.................          (481,466)          (463,649)        (2,450,958)        (2,607,707)
   Transfers for Contract benefits
     and terminations...............       (11,146,935)       (15,615,135)       (38,435,664)       (54,200,802)
                                      -----------------  -----------------  -----------------  -----------------
     Net increase (decrease) in
        net assets resulting from
        Contract transactions.......          2,994,935        (5,670,632)       (34,021,272)       (46,827,566)
                                      -----------------  -----------------  -----------------  -----------------
     Net increase (decrease)
        in net assets...............          2,492,413        (5,381,261)       (10,431,732)       (13,960,774)
NET ASSETS:
   Beginning of year................         44,981,636         50,362,897        321,894,499        335,855,273
                                      -----------------  -----------------  -----------------  -----------------
   End of year......................  $      47,474,049  $      44,981,636  $     311,462,767  $     321,894,499
                                      =================  =================  =================  =================

                                                     BHFTII                                BHFTII
                                         BRIGHTHOUSE ASSET ALLOCATION 40       BRIGHTHOUSE ASSET ALLOCATION 60
                                                    DIVISION                              DIVISION
                                      ------------------------------------  -------------------------------------
                                             2020               2019               2020               2019
                                      -----------------  -----------------   -----------------  -----------------

INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).....  $      12,076,689  $       8,582,710   $      28,175,408  $      22,830,820
   Net realized gains (losses)......         40,360,651         49,800,145         212,327,428        288,576,106
   Change in unrealized gains
     (losses) on investments........         23,436,358         65,082,764          99,879,881        217,905,244
                                      -----------------  -----------------   -----------------  -----------------
     Net increase (decrease)
        in net assets resulting
        from operations.............         75,873,698        123,465,619         340,382,717        529,312,170
                                      -----------------  -----------------   -----------------  -----------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from Contract owners...........          6,598,803          7,049,050          27,409,116         30,549,308
   Net transfers (including fixed
     account).......................        (9,619,760)        (8,404,807)        (63,505,425)       (49,443,622)
   Contract charges.................        (7,049,456)        (7,650,574)        (26,296,980)       (28,714,056)
   Transfers for Contract benefits
     and terminations...............       (99,473,166)      (131,384,552)       (311,735,085)      (447,158,718)
                                      -----------------  -----------------   -----------------  -----------------
     Net increase (decrease) in
        net assets resulting from
        Contract transactions.......      (109,543,579)      (140,390,883)       (374,128,374)      (494,767,088)
                                      -----------------  -----------------   -----------------  -----------------
     Net increase (decrease)
        in net assets...............       (33,669,881)       (16,925,264)        (33,745,657)         34,545,082
NET ASSETS:
   Beginning of year................        908,735,683        925,660,947       3,165,966,352      3,131,421,270
                                      -----------------  -----------------   -----------------  -----------------
   End of year......................  $     875,065,802  $     908,735,683   $   3,132,220,695  $   3,165,966,352
                                      =================  =================   =================  =================

                                                     BHFTII
                                         BRIGHTHOUSE ASSET ALLOCATION 80
                                                    DIVISION
                                      ------------------------------------
                                            2020                2019
                                      -----------------  -----------------

INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).....  $       9,121,825  $       8,601,170
   Net realized gains (losses)......        152,914,504        187,227,492
   Change in unrealized gains
     (losses) on investments........         60,188,388        129,654,338
                                      -----------------  -----------------
     Net increase (decrease)
        in net assets resulting
        from operations.............        222,224,717        325,483,000
                                      -----------------  -----------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from Contract owners...........         24,124,224         28,013,944
   Net transfers (including fixed
     account).......................       (45,714,163)       (27,752,718)
   Contract charges.................       (10,534,672)       (11,238,395)
   Transfers for Contract benefits
     and terminations...............      (138,075,799)      (177,932,532)
                                      -----------------  -----------------
     Net increase (decrease) in
        net assets resulting from
        Contract transactions.......      (170,200,410)      (188,909,701)
                                      -----------------  -----------------
     Net increase (decrease)
        in net assets...............         52,024,307        136,573,299
NET ASSETS:
   Beginning of year................      1,670,394,964      1,533,821,665
                                      -----------------  -----------------
   End of year......................  $   1,722,419,271  $   1,670,394,964
                                      =================  =================

(a) Had no assets at December 31, 2020.

 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                    METROPOLITAN LIFE SEPARATE ACCOUNT E
                   OF METROPOLITAN LIFE INSURANCE COMPANY
             STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
               FOR THE YEARS ENDED DECEMBER 31, 2020 AND 2019

                                                   BHFTII                   BHFTII BRIGHTHOUSE/DIMENSIONAL
                                      BRIGHTHOUSE/ARTISAN MID CAP VALUE       INTERNATIONAL SMALL COMPANY
                                                  DIVISION                             DIVISION
                                     -----------------------------------  -----------------------------------
                                           2020               2019              2020               2019
                                     -----------------  ----------------  ----------------  -----------------

INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)....  $       (648,717)  $    (1,172,747)  $         83,460  $        (18,271)
   Net realized gains (losses).....          1,104,026        22,815,991         (167,783)            423,121
   Change in unrealized gains
     (losses) on investments.......          8,080,216        14,827,912           593,647          1,067,987
                                     -----------------  ----------------  ----------------  -----------------
     Net increase (decrease)
        in net assets resulting
        from operations............          8,535,525        36,471,156           509,324          1,472,837
                                     -----------------  ----------------  ----------------  -----------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from Contract owners..........          1,815,217         2,327,881            20,526             22,400
   Net transfers (including fixed
     account)......................        (2,396,615)       (2,713,532)         (363,172)          (203,256)
   Contract charges................          (438,671)         (516,750)          (40,002)           (46,470)
   Transfers for Contract benefits
     and terminations..............       (15,428,011)      (21,091,330)         (741,159)          (791,499)
                                     -----------------  ----------------  ----------------  -----------------
     Net increase (decrease) in
        net assets resulting from
        Contract transactions......       (16,448,080)      (21,993,731)       (1,123,807)        (1,018,825)
                                     -----------------  ----------------  ----------------  -----------------
     Net increase (decrease)
        in net assets..............        (7,912,555)        14,477,425         (614,483)            454,012
NET ASSETS:
   Beginning of year...............        186,211,530       171,734,105         7,739,398          7,285,386
                                     -----------------  ----------------  ----------------  -----------------
   End of year.....................  $     178,298,975  $    186,211,530  $      7,124,915  $       7,739,398
                                     =================  ================  ================  =================

                                                   BHFTII                     BHFTII BRIGHTHOUSE/WELLINGTON
                                       BRIGHTHOUSE/WELLINGTON BALANCED          CORE EQUITY OPPORTUNITIES
                                                  DIVISION                              DIVISION
                                     ------------------------------------  ------------------------------------
                                            2020              2019               2020               2019
                                     -----------------  -----------------  -----------------  -----------------

INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)....  $       5,197,233  $       5,150,865  $         909,892  $         999,695
   Net realized gains (losses).....         31,868,837         39,992,173         57,851,428         52,568,075
   Change in unrealized gains
     (losses) on investments.......         48,657,548         62,262,103       (15,212,853)         75,569,821
                                     -----------------  -----------------  -----------------  -----------------
     Net increase (decrease)
        in net assets resulting
        from operations............         85,723,618        107,405,141         43,548,467        129,137,591
                                     -----------------  -----------------  -----------------  -----------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from Contract owners..........          4,306,177          4,442,449          4,100,080          4,827,594
   Net transfers (including fixed
     account)......................        (5,447,805)          (897,432)        (7,896,223)       (16,447,091)
   Contract charges................          (270,566)          (270,272)        (2,087,063)        (2,366,209)
   Transfers for Contract benefits
     and terminations..............       (48,399,470)       (57,719,232)       (54,517,414)       (65,986,619)
                                     -----------------  -----------------  -----------------  -----------------
     Net increase (decrease) in
        net assets resulting from
        Contract transactions......       (49,811,664)       (54,444,487)       (60,400,620)       (79,972,325)
                                     -----------------  -----------------  -----------------  -----------------
     Net increase (decrease)
        in net assets..............         35,911,954         52,960,654       (16,852,153)         49,165,266
NET ASSETS:
   Beginning of year...............        574,717,552        521,756,898        520,632,824        471,467,558
                                     -----------------  -----------------  -----------------  -----------------
   End of year.....................  $     610,629,506  $     574,717,552  $     503,780,671  $     520,632,824
                                     =================  =================  =================  =================

                                       BHFTII FRONTIER MID CAP GROWTH           BHFTII JENNISON GROWTH
                                                  DIVISION                             DIVISION
                                     ----------------------------------  ------------------------------------
                                           2020              2019               2020               2019
                                     ----------------  ----------------  -----------------  -----------------

INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)....  $    (5,925,076)  $    (5,934,746)  $     (2,823,468)  $     (2,048,915)
   Net realized gains (losses).....        67,085,888        77,351,237         39,012,211         34,705,962
   Change in unrealized gains
     (losses) on investments.......        74,213,352        56,953,993         69,169,806         21,893,810
                                     ----------------  ----------------  -----------------  -----------------
     Net increase (decrease)
        in net assets resulting
        from operations............       135,374,164       128,370,484        105,358,549         54,550,857
                                     ----------------  ----------------  -----------------  -----------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from Contract owners..........         2,801,014         2,828,849          3,059,590          2,836,570
   Net transfers (including fixed
     account)......................      (18,852,946)       (8,455,328)        (3,120,525)        (3,584,762)
   Contract charges................         (460,262)         (519,246)        (1,108,541)        (1,061,905)
   Transfers for Contract benefits
     and terminations..............      (40,875,080)      (50,445,538)       (26,022,423)       (26,788,190)
                                     ----------------  ----------------  -----------------  -----------------
     Net increase (decrease) in
        net assets resulting from
        Contract transactions......      (57,387,274)      (56,591,263)       (27,191,899)       (28,598,287)
                                     ----------------  ----------------  -----------------  -----------------
     Net increase (decrease)
        in net assets..............        77,986,890        71,779,221         78,166,650         25,952,570
NET ASSETS:
   Beginning of year...............       494,555,658       422,776,437        211,338,418        185,385,848
                                     ----------------  ----------------  -----------------  -----------------
   End of year.....................  $    572,542,548  $    494,555,658  $     289,505,068  $     211,338,418
                                     ================  ================  =================  =================

                                                   BHFTII
                                        LOOMIS SAYLES SMALL CAP CORE
                                                  DIVISION
                                     ------------------------------------
                                           2020               2019
                                     -----------------  -----------------

INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)....  $     (1,648,415)  $     (1,941,088)
   Net realized gains (losses).....         11,007,626         17,821,439
   Change in unrealized gains
     (losses) on investments.......          6,382,559         17,213,486
                                     -----------------  -----------------
     Net increase (decrease)
        in net assets resulting
        from operations............         15,741,770         33,093,837
                                     -----------------  -----------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from Contract owners..........          1,467,971          1,723,070
   Net transfers (including fixed
     account)......................        (3,362,707)        (3,265,419)
   Contract charges................          (529,940)          (625,706)
   Transfers for Contract benefits
     and terminations..............       (14,191,055)       (17,604,831)
                                     -----------------  -----------------
     Net increase (decrease) in
        net assets resulting from
        Contract transactions......       (16,615,731)       (19,772,886)
                                     -----------------  -----------------
     Net increase (decrease)
        in net assets..............          (873,961)         13,320,951
NET ASSETS:
   Beginning of year...............        157,396,600        144,075,649
                                     -----------------  -----------------
   End of year.....................  $     156,522,639  $     157,396,600
                                     =================  =================

(a) Had no assets at December 31, 2020.

 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                    METROPOLITAN LIFE SEPARATE ACCOUNT E
                   OF METROPOLITAN LIFE INSURANCE COMPANY
             STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
               FOR THE YEARS ENDED DECEMBER 31, 2020 AND 2019

                                                   BHFTII                               BHFTII
                                       LOOMIS SAYLES SMALL CAP GROWTH        METLIFE AGGREGATE BOND INDEX
                                                  DIVISION                             DIVISION
                                     -----------------------------------  ----------------------------------
                                           2020              2019               2020              2019
                                     ----------------  -----------------  ----------------  ----------------

INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)....  $      (676,408)  $       (725,106)  $     13,072,264  $     17,115,682
   Net realized gains (losses).....         7,560,022         10,664,929         7,071,864       (1,121,173)
   Change in unrealized gains
     (losses) on investments.......         9,885,408          3,049,705        31,503,576        50,141,578
                                     ----------------  -----------------  ----------------  ----------------
     Net increase (decrease)
        in net assets resulting
        from operations............        16,769,022         12,989,528        51,647,704        66,136,087
                                     ----------------  -----------------  ----------------  ----------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from Contract owners..........           880,325          1,238,124        10,864,000        12,914,091
   Net transfers (including fixed
     account)......................       (4,352,865)        (4,816,218)        49,566,755        33,868,624
   Contract charges................         (127,460)          (137,048)       (5,593,760)       (5,763,673)
   Transfers for Contract benefits
     and terminations..............       (4,496,437)        (6,136,513)     (109,045,885)     (129,119,645)
                                     ----------------  -----------------  ----------------  ----------------
     Net increase (decrease) in
        net assets resulting from
        Contract transactions......       (8,096,437)          9,851,655      (54,208,890)      (88,100,603)
                                     ----------------  -----------------  ----------------  ----------------
     Net increase (decrease)
        in net assets..............         8,672,585          3,137,873       (2,561,186)      (21,964,516)
NET ASSETS:
   Beginning of year...............        57,340,292         54,202,419       952,097,631       974,062,147
                                     ----------------  -----------------  ----------------  ----------------
   End of year.....................  $     66,012,877  $      57,340,292  $    949,536,445  $    952,097,631
                                     ================  =================  ================  ================

                                                   BHFTII                               BHFTII
                                         METLIFE MID CAP STOCK INDEX          METLIFE MSCI EAFE(R) INDEX
                                                  DIVISION                             DIVISION
                                     -----------------------------------  -----------------------------------
                                            2020              2019              2020               2019
                                     -----------------  ----------------  ----------------  -----------------

INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)....  $         319,781  $      (136,167)  $      7,601,556  $       5,840,232
   Net realized gains (losses).....         36,524,964        58,682,932         7,281,489          9,402,473
   Change in unrealized gains
     (losses) on investments.......         22,452,963        46,963,956        16,429,135         67,122,990
                                     -----------------  ----------------  ----------------  -----------------
     Net increase (decrease)
        in net assets resulting
        from operations............         59,297,708       105,510,721        31,312,180         82,365,695
                                     -----------------  ----------------  ----------------  -----------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from Contract owners..........          7,767,987         8,435,838         7,860,084          8,595,719
   Net transfers (including fixed
     account)......................       (17,954,834)       (9,101,418)         8,010,588        (3,208,128)
   Contract charges................        (1,551,495)       (1,767,289)       (1,670,310)        (1,882,376)
   Transfers for Contract benefits
     and terminations..............       (42,382,787)      (56,011,975)      (39,276,779)       (50,014,039)
                                     -----------------  ----------------  ----------------  -----------------
     Net increase (decrease) in
        net assets resulting from
        Contract transactions......       (54,121,129)      (58,444,844)      (25,076,417)       (46,508,824)
                                     -----------------  ----------------  ----------------  -----------------
     Net increase (decrease)
        in net assets..............          5,176,579        47,065,877         6,235,763         35,856,871
NET ASSETS:
   Beginning of year...............        500,876,128       453,810,251       460,668,541        424,811,670
                                     -----------------  ----------------  ----------------  -----------------
   End of year.....................  $     506,052,707  $    500,876,128  $    466,904,304  $     460,668,541
                                     =================  ================  ================  =================

                                                   BHFTII
                                        METLIFE RUSSELL 2000(R) INDEX        BHFTII METLIFE STOCK INDEX
                                                  DIVISION                            DIVISION
                                     ----------------------------------  ------------------------------------
                                           2020              2019               2020              2019
                                     ----------------  ----------------  -----------------  -----------------

INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)....  $         39,630  $      (652,985)  $      16,665,539  $      23,865,465
   Net realized gains (losses).....        26,713,820        40,157,546        316,872,651        360,303,625
   Change in unrealized gains
     (losses) on investments.......        31,044,533        29,107,534        126,015,016        362,005,319
                                     ----------------  ----------------  -----------------  -----------------
     Net increase (decrease)
        in net assets resulting
        from operations............        57,797,983        68,612,095        459,553,206        746,174,409
                                     ----------------  ----------------  -----------------  -----------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from Contract owners..........         5,454,391         6,008,560         31,569,454         34,822,360
   Net transfers (including fixed
     account)......................      (20,416,201)       (5,242,046)      (101,965,375)       (85,323,679)
   Contract charges................         (827,113)         (924,789)        (6,187,543)        (6,740,639)
   Transfers for Contract benefits
     and terminations..............      (26,100,918)      (35,159,265)      (265,605,717)      (321,195,823)
                                     ----------------  ----------------  -----------------  -----------------
     Net increase (decrease) in
        net assets resulting from
        Contract transactions......      (41,889,841)      (35,317,540)      (342,189,181)      (378,437,781)
                                     ----------------  ----------------  -----------------  -----------------
     Net increase (decrease)
        in net assets..............        15,908,142        33,294,555        117,364,025        367,736,628
NET ASSETS:
   Beginning of year...............       330,807,385       297,512,830      3,037,442,351      2,669,705,723
                                     ----------------  ----------------  -----------------  -----------------
   End of year.....................  $    346,715,527  $    330,807,385  $   3,154,806,376  $   3,037,442,351
                                     ================  ================  =================  =================

                                         BHFTII MFS(R) TOTAL RETURN
                                                  DIVISION
                                     -----------------------------------
                                           2020               2019
                                     ----------------  -----------------

INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)....  $      1,237,643  $       1,261,872
   Net realized gains (losses).....         6,383,046          6,661,877
   Change in unrealized gains
     (losses) on investments.......         1,056,451         12,979,256
                                     ----------------  -----------------
     Net increase (decrease)
        in net assets resulting
        from operations............         8,677,140         20,903,005
                                     ----------------  -----------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from Contract owners..........         1,164,619          1,832,449
   Net transfers (including fixed
     account)......................       (2,731,520)        (1,161,310)
   Contract charges................         (347,189)          (387,431)
   Transfers for Contract benefits
     and terminations..............      (12,780,101)       (14,940,451)
                                     ----------------  -----------------
     Net increase (decrease) in
        net assets resulting from
        Contract transactions......      (14,694,191)       (14,656,743)
                                     ----------------  -----------------
     Net increase (decrease)
        in net assets..............       (6,017,051)          6,246,262
NET ASSETS:
   Beginning of year...............       123,762,477        117,516,215
                                     ----------------  -----------------
   End of year.....................  $    117,745,426  $     123,762,477
                                     ================  =================

(a) Had no assets at December 31, 2020.

 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                    METROPOLITAN LIFE SEPARATE ACCOUNT E
                   OF METROPOLITAN LIFE INSURANCE COMPANY
             STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
               FOR THE YEARS ENDED DECEMBER 31, 2020 AND 2019

                                             BHFTII MFS(R) VALUE            BHFTII NEUBERGER BERMAN GENESIS
                                                  DIVISION                             DIVISION
                                     -----------------------------------  ----------------------------------
                                           2020              2019               2020              2019
                                     ----------------  -----------------  ----------------  ----------------

INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)....  $      3,210,980  $       3,197,436  $    (3,180,128)  $    (3,220,414)
   Net realized gains (losses).....        34,572,759         44,735,533        26,740,247        47,243,379
   Change in unrealized gains
     (losses) on investments.......      (24,712,952)        111,976,103        36,614,576        24,540,804
                                     ----------------  -----------------  ----------------  ----------------
     Net increase (decrease)
        in net assets resulting
        from operations............        13,070,787        159,909,072        60,174,695        68,563,769
                                     ----------------  -----------------  ----------------  ----------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from Contract owners..........         6,613,410          7,843,428         2,717,284         3,170,581
   Net transfers (including fixed
     account)......................         5,460,026       (18,657,920)      (11,168,285)       (6,013,785)
   Contract charges................       (2,440,109)        (2,795,296)         (542,365)         (593,470)
   Transfers for Contract benefits
     and terminations..............      (60,538,325)       (78,948,030)      (27,319,796)      (32,896,043)
                                     ----------------  -----------------  ----------------  ----------------
     Net increase (decrease) in
        net assets resulting from
        Contract transactions......      (50,904,998)       (92,557,818)      (36,313,162)      (36,332,717)
                                     ----------------  -----------------  ----------------  ----------------
     Net increase (decrease)
        in net assets..............      (37,834,211)         67,351,254        23,861,533        32,231,052
NET ASSETS:
   Beginning of year...............       665,585,348        598,234,094       287,729,651       255,498,599
                                     ----------------  -----------------  ----------------  ----------------
   End of year.....................  $    627,751,137  $     665,585,348  $    311,591,184  $    287,729,651
                                     ================  =================  ================  ================

                                                   BHFTII                               BHFTII
                                       T. ROWE PRICE LARGE CAP GROWTH       T. ROWE PRICE SMALL CAP GROWTH
                                                  DIVISION                             DIVISION
                                     -----------------------------------  -----------------------------------
                                            2020              2019              2020               2019
                                     -----------------  ----------------  ----------------  -----------------

INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)....  $     (7,488,830)  $    (5,947,701)  $    (4,820,183)  $     (5,318,978)
   Net realized gains (losses).....         71,413,186       100,018,050        56,997,596         74,356,419
   Change in unrealized gains
     (losses) on investments.......        137,503,730        57,457,041        39,472,994         48,190,740
                                     -----------------  ----------------  ----------------  -----------------
     Net increase (decrease)
        in net assets resulting
        from operations............        201,428,086       151,527,390        91,650,407        117,228,181
                                     -----------------  ----------------  ----------------  -----------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from Contract owners..........          9,277,398        10,658,733         5,723,882          7,175,857
   Net transfers (including fixed
     account)......................       (39,247,424)       (7,114,717)      (23,111,025)       (10,730,133)
   Contract charges................        (1,982,277)       (1,983,864)       (1,038,633)        (1,152,953)
   Transfers for Contract benefits
     and terminations..............       (60,682,479)      (63,080,131)      (37,758,660)       (45,286,632)
                                     -----------------  ----------------  ----------------  -----------------
     Net increase (decrease) in
        net assets resulting from
        Contract transactions......       (92,634,782)      (61,519,979)      (56,184,436)       (49,993,861)
                                     -----------------  ----------------  ----------------  -----------------
     Net increase (decrease)
        in net assets..............        108,793,304        90,007,411        35,465,971         67,234,320
NET ASSETS:
   Beginning of year...............        629,369,388       539,361,977       455,812,251        388,577,931
                                     -----------------  ----------------  ----------------  -----------------
   End of year.....................  $     738,162,692  $    629,369,388  $    491,278,222  $     455,812,251
                                     =================  ================  ================  =================

                                                   BHFTII                  BHFTII WESTERN ASSET MANAGEMENT
                                      VAN ECK GLOBAL NATURAL RESOURCES      STRATEGIC BOND OPPORTUNITIES
                                                  DIVISION                            DIVISION
                                     ----------------------------------  ------------------------------------
                                           2020              2019              2020               2019
                                     ----------------  ----------------  -----------------  -----------------

INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)....  $          1,711  $      (232,746)  $      17,726,545  $      14,871,430
   Net realized gains (losses).....       (2,302,992)       (1,303,799)            360,637          2,049,280
   Change in unrealized gains
     (losses) on investments.......         8,059,472         4,310,937            803,335         34,685,544
                                     ----------------  ----------------  -----------------  -----------------
     Net increase (decrease)
        in net assets resulting
        from operations............         5,758,191         2,774,392         18,890,517         51,606,254
                                     ----------------  ----------------  -----------------  -----------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from Contract owners..........            26,155            30,728          3,585,553          4,441,596
   Net transfers (including fixed
     account)......................       (1,910,189)         4,388,631          7,008,182          2,485,170
   Contract charges................         (289,933)         (316,879)        (1,551,192)        (1,727,353)
   Transfers for Contract benefits
     and terminations..............       (2,764,136)       (4,064,904)       (41,946,718)       (56,629,726)
                                     ----------------  ----------------  -----------------  -----------------
     Net increase (decrease) in
        net assets resulting from
        Contract transactions......       (4,938,103)            37,576       (32,904,175)       (51,430,313)
                                     ----------------  ----------------  -----------------  -----------------
     Net increase (decrease)
        in net assets..............           820,088         2,811,968       (14,013,658)            175,941
NET ASSETS:
   Beginning of year...............        26,913,827        24,101,859        422,719,703        422,543,762
                                     ----------------  ----------------  -----------------  -----------------
   End of year.....................  $     27,733,915  $     26,913,827  $     408,706,045  $     422,719,703
                                     ================  ================  =================  =================

                                            BHFTII WESTERN ASSET
                                         MANAGEMENT U.S. GOVERNMENT
                                                  DIVISION
                                     -----------------------------------
                                           2020               2019
                                     ----------------  -----------------

INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)....  $      2,078,549  $       1,749,396
   Net realized gains (losses).....           221,649          (614,870)
   Change in unrealized gains
     (losses) on investments.......         2,399,994          4,845,617
                                     ----------------  -----------------
     Net increase (decrease)
        in net assets resulting
        from operations............         4,700,192          5,980,143
                                     ----------------  -----------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from Contract owners..........         1,059,588          1,334,070
   Net transfers (including fixed
     account)......................        24,361,402          9,858,710
   Contract charges................         (742,576)          (782,848)
   Transfers for Contract benefits
     and terminations..............      (20,397,844)       (23,119,699)
                                     ----------------  -----------------
     Net increase (decrease) in
        net assets resulting from
        Contract transactions......         4,280,570       (12,709,767)
                                     ----------------  -----------------
     Net increase (decrease)
        in net assets..............         8,980,762        (6,729,624)
NET ASSETS:
   Beginning of year...............       130,271,257        137,000,881
                                     ----------------  -----------------
   End of year.....................  $    139,252,019  $     130,271,257
                                     ================  =================

(a) Had no assets at December 31, 2020.

 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                    METROPOLITAN LIFE SEPARATE ACCOUNT E
                   OF METROPOLITAN LIFE INSURANCE COMPANY
             STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
               FOR THE YEARS ENDED DECEMBER 31, 2020 AND 2019

                                      BLACKROCK GLOBAL ALLOCATION V.I.            CALVERT VP SRI BALANCED
                                                  DIVISION                               DIVISION
                                    -------------------------------------  -------------------------------------
                                           2020                2019              2020                2019
                                    ------------------  -----------------  -----------------  ------------------

INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)...  $            (106)  $           (103)  $         176,206  $          202,247
   Net realized gains (losses)....               6,569              3,790          2,455,032           2,382,549
   Change in unrealized gains
      (losses) on investments.....              12,407             10,510          3,996,829           7,477,530
                                    ------------------  -----------------  -----------------  ------------------
      Net increase (decrease)
        in net assets resulting
        from operations...........              18,870             14,197          6,628,067          10,062,326
                                    ------------------  -----------------  -----------------  ------------------
CONTRACT TRANSACTIONS:
   Purchase payments received
      from Contract owners........                  --                 --          1,075,029           1,225,788
   Net transfers (including fixed
      account)....................             (2,002)                869            334,536           1,258,738
   Contract charges...............                 (3)                (3)           (22,187)            (21,315)
   Transfers for Contract benefits
      and terminations............               (743)            (1,288)        (5,331,249)         (4,252,701)
                                    ------------------  -----------------  -----------------  ------------------
      Net increase (decrease) in
        net assets resulting from
        Contract transactions.....             (2,748)              (422)        (3,943,871)         (1,789,490)
                                    ------------------  -----------------  -----------------  ------------------
      Net increase (decrease)
        in net assets.............              16,122             13,775          2,684,196           8,272,836
NET ASSETS:
   Beginning of year..............             102,023             88,248         52,926,119          44,653,283
                                    ------------------  -----------------  -----------------  ------------------
   End of year....................  $          118,145  $         102,023  $      55,610,315  $       52,926,119
                                    ==================  =================  =================  ==================

                                           CALVERT VP SRI MID CAP             DELAWARE VIP SMALL CAP VALUE
                                                  DIVISION                              DIVISION
                                    ------------------------------------  -------------------------------------
                                           2020              2019                2020                2019
                                    -----------------  -----------------  ------------------  -----------------

INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)...  $        (36,653)  $        (40,086)  $                3  $              52
   Net realized gains (losses)....            462,013            742,479                  32                275
   Change in unrealized gains
      (losses) on investments.....            197,700          1,358,056                (53)                818
                                    -----------------  -----------------  ------------------  -----------------
      Net increase (decrease)
        in net assets resulting
        from operations...........            623,060          2,060,449                (18)              1,145
                                    -----------------  -----------------  ------------------  -----------------
CONTRACT TRANSACTIONS:
   Purchase payments received
      from Contract owners........            174,517            224,887                  --                 --
   Net transfers (including fixed
      account)....................          (568,593)          (130,364)                  --            (7,781)
   Contract charges...............              (424)              (520)                  --                 --
   Transfers for Contract benefits
      and terminations............          (736,394)        (1,251,366)                 (2)                 --
                                    -----------------  -----------------  ------------------  -----------------
      Net increase (decrease) in
        net assets resulting from
        Contract transactions.....        (1,130,894)        (1,157,363)                 (2)            (7,781)
                                    -----------------  -----------------  ------------------  -----------------
      Net increase (decrease)
        in net assets.............          (507,834)            903,086                (20)            (6,636)
NET ASSETS:
   Beginning of year..............          8,071,600          7,168,514                 697              7,333
                                    -----------------  -----------------  ------------------  -----------------
   End of year....................  $       7,563,766  $       8,071,600  $              677  $             697
                                    =================  =================  ==================  =================

                                         FIDELITY(R) VIP CONTRAFUND             FIDELITY(R) VIP EQUITY-INCOME
                                                  DIVISION                                DIVISION
                                    --------------------------------------  -------------------------------------
                                           2020                2019               2020                2019
                                    ------------------  ------------------  -----------------  ------------------

INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)...  $          (6,380)  $          (4,757)  $         450,011  $          599,201
   Net realized gains (losses)....              15,567              81,143          2,595,984           4,703,325
   Change in unrealized gains
      (losses) on investments.....             185,696              97,587          (146,123)          10,253,112
                                    ------------------  ------------------  -----------------  ------------------
      Net increase (decrease)
        in net assets resulting
        from operations...........             194,883             173,973          2,899,872          15,555,638
                                    ------------------  ------------------  -----------------  ------------------
CONTRACT TRANSACTIONS:
   Purchase payments received
      from Contract owners........              12,411              14,335            634,291             713,874
   Net transfers (including fixed
      account)....................            (18,670)            (12,595)        (1,531,291)         (1,412,327)
   Contract charges...............                (13)                (11)            (7,490)             (8,945)
   Transfers for Contract benefits
      and terminations............            (46,305)            (61,029)        (5,745,192)        (11,331,932)
                                    ------------------  ------------------  -----------------  ------------------
      Net increase (decrease) in
        net assets resulting from
        Contract transactions.....            (52,577)            (59,300)        (6,649,682)        (12,039,330)
                                    ------------------  ------------------  -----------------  ------------------
      Net increase (decrease)
        in net assets.............             142,306             114,673        (3,749,810)           3,516,308
NET ASSETS:
   Beginning of year..............             717,804             603,131         67,252,015          63,735,707
                                    ------------------  ------------------  -----------------  ------------------
   End of year....................  $          860,110  $          717,804  $      63,502,205  $       67,252,015
                                    ==================  ==================  =================  ==================

                                        FIDELITY(R) VIP FREEDOM 2020
                                                  DIVISION
                                    ------------------------------------
                                           2020               2019
                                    -----------------  -----------------

INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)...  $           9,465  $          29,456
   Net realized gains (losses)....            197,265             93,784
   Change in unrealized gains
      (losses) on investments.....            287,105            225,482
                                    -----------------  -----------------
      Net increase (decrease)
        in net assets resulting
        from operations...........            493,835            348,722
                                    -----------------  -----------------
CONTRACT TRANSACTIONS:
   Purchase payments received
      from Contract owners........            573,466            283,127
   Net transfers (including fixed
      account)....................            648,700          1,451,789
   Contract charges...............               (16)                (3)
   Transfers for Contract benefits
      and terminations............          (331,629)          (165,548)
                                    -----------------  -----------------
      Net increase (decrease) in
        net assets resulting from
        Contract transactions.....            890,521          1,569,365
                                    -----------------  -----------------
      Net increase (decrease)
        in net assets.............          1,384,356          1,918,087
NET ASSETS:
   Beginning of year..............          2,956,078          1,037,991
                                    -----------------  -----------------
   End of year....................  $       4,340,434  $       2,956,078
                                    =================  =================

(a) Had no assets at December 31, 2020.

 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                    METROPOLITAN LIFE SEPARATE ACCOUNT E
                   OF METROPOLITAN LIFE INSURANCE COMPANY
             STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
               FOR THE YEARS ENDED DECEMBER 31, 2020 AND 2019

                                        FIDELITY(R) VIP FREEDOM 2025           FIDELITY(R) VIP FREEDOM 2030
                                                  DIVISION                               DIVISION
                                    -------------------------------------  -------------------------------------
                                           2020                2019              2020                2019
                                    ------------------  -----------------  -----------------  ------------------

INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)...  $           14,207  $          30,897  $           6,393  $           34,390
   Net realized gains (losses)....             209,592             67,109            233,135             160,779
   Change in unrealized gains
      (losses) on investments.....             586,013            332,544            588,129             517,758
                                    ------------------  -----------------  -----------------  ------------------
      Net increase (decrease)
        in net assets resulting
        from operations...........             809,812            430,550            827,657             712,927
                                    ------------------  -----------------  -----------------  ------------------
CONTRACT TRANSACTIONS:
   Purchase payments received
      from Contract owners........             498,053            298,198            989,812             415,304
   Net transfers (including fixed
      account)....................           2,879,680          1,943,247          1,029,839             682,578
   Contract charges...............             (6,080)            (3,520)              (556)                (88)
   Transfers for Contract benefits
      and terminations............           (714,163)          (143,459)          (725,356)           (454,880)
                                    ------------------  -----------------  -----------------  ------------------
      Net increase (decrease) in
        net assets resulting from
        Contract transactions.....           2,657,490          2,094,466          1,293,739             642,914
                                    ------------------  -----------------  -----------------  ------------------
      Net increase (decrease)
        in net assets.............           3,467,302          2,525,016          2,121,396           1,355,841
NET ASSETS:
   Beginning of year..............           3,657,061          1,132,045          4,308,863           2,953,022
                                    ------------------  -----------------  -----------------  ------------------
   End of year....................  $        7,124,363  $       3,657,061  $       6,430,259  $        4,308,863
                                    ==================  =================  =================  ==================

                                        FIDELITY(R) VIP FREEDOM 2035           FIDELITY(R) VIP FREEDOM 2040
                                                  DIVISION                               DIVISION
                                    -------------------------------------  ------------------------------------
                                           2020               2019                2020              2019
                                    -----------------  ------------------  -----------------  -----------------

INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)...  $             663  $            4,005  $         (1,999)  $          10,163
   Net realized gains (losses)....             45,409               5,507            110,041             23,548
   Change in unrealized gains
      (losses) on investments.....            339,095              40,813            232,695            163,004
                                    -----------------  ------------------  -----------------  -----------------
      Net increase (decrease)
        in net assets resulting
        from operations...........            385,167              50,325            340,737            196,715
                                    -----------------  ------------------  -----------------  -----------------
CONTRACT TRANSACTIONS:
   Purchase payments received
      from Contract owners........            435,685             116,527            654,135            329,176
   Net transfers (including fixed
      account)....................            843,656             239,691             13,970            275,681
   Contract charges...............              (574)                (62)              (477)              (196)
   Transfers for Contract benefits
      and terminations............           (94,985)            (12,931)          (393,431)            (2,333)
                                    -----------------  ------------------  -----------------  -----------------
      Net increase (decrease) in
        net assets resulting from
        Contract transactions.....          1,183,782             343,225            274,197            602,328
                                    -----------------  ------------------  -----------------  -----------------
      Net increase (decrease)
        in net assets.............          1,568,949             393,550            614,934            799,043
NET ASSETS:
   Beginning of year..............            499,141             105,591          1,297,820            498,777
                                    -----------------  ------------------  -----------------  -----------------
   End of year....................  $       2,068,090  $          499,141  $       1,912,754  $       1,297,820
                                    =================  ==================  =================  =================

                                        FIDELITY(R) VIP FREEDOM 2045           FIDELITY(R) VIP FREEDOM 2050
                                                  DIVISION                               DIVISION
                                    -------------------------------------  -------------------------------------
                                           2020               2019                2020                2019
                                    ------------------  -----------------  ------------------  -----------------

INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)...  $            (948)  $           6,799  $            1,021  $          11,194
   Net realized gains (losses)....              39,970              9,606              83,513             24,259
   Change in unrealized gains
      (losses) on investments.....             271,505             84,279             584,987            147,540
                                    ------------------  -----------------  ------------------  -----------------
      Net increase (decrease)
        in net assets resulting
        from operations...........             310,527            100,684             669,521            182,993
                                    ------------------  -----------------  ------------------  -----------------
CONTRACT TRANSACTIONS:
   Purchase payments received
      from Contract owners........             455,197            269,967           1,287,185            783,947
   Net transfers (including fixed
      account)....................             309,242            377,348             864,434             92,766
   Contract charges...............               (815)              (136)             (1,376)              (424)
   Transfers for Contract benefits
      and terminations............            (58,592)           (21,748)           (115,983)           (51,662)
                                    ------------------  -----------------  ------------------  -----------------
      Net increase (decrease) in
        net assets resulting from
        Contract transactions.....             705,032            625,431           2,034,260            824,627
                                    ------------------  -----------------  ------------------  -----------------
      Net increase (decrease)
        in net assets.............           1,015,559            726,115           2,703,781          1,007,620
NET ASSETS:
   Beginning of year..............             851,015            124,900           1,369,729            362,109
                                    ------------------  -----------------  ------------------  -----------------
   End of year....................  $        1,866,574  $         851,015  $        4,073,510  $       1,369,729
                                    ==================  =================  ==================  =================

                                       FIDELITY(R) VIP FUNDSMANAGER 50%
                                                   DIVISION
                                    --------------------------------------
                                           2020                2019
                                    ------------------  ------------------

INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)...  $      (1,960,126)  $        (896,941)
   Net realized gains (losses)....           6,169,046          24,733,076
   Change in unrealized gains
      (losses) on investments.....          21,870,120          13,945,384
                                    ------------------  ------------------
      Net increase (decrease)
        in net assets resulting
        from operations...........          26,079,040          37,781,519
                                    ------------------  ------------------
CONTRACT TRANSACTIONS:
   Purchase payments received
      from Contract owners........             753,439             456,132
   Net transfers (including fixed
      account)....................                  --                  --
   Contract charges...............                  --                  --
   Transfers for Contract benefits
      and terminations............        (32,402,129)        (44,066,888)
                                    ------------------  ------------------
      Net increase (decrease) in
        net assets resulting from
        Contract transactions.....        (31,648,690)        (43,610,756)
                                    ------------------  ------------------
      Net increase (decrease)
        in net assets.............         (5,569,650)         (5,829,237)
NET ASSETS:
   Beginning of year..............         252,823,113         258,652,350
                                    ------------------  ------------------
   End of year....................  $      247,253,463  $      252,823,113
                                    ==================  ==================

(a) Had no assets at December 31, 2020.

 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                    METROPOLITAN LIFE SEPARATE ACCOUNT E
                   OF METROPOLITAN LIFE INSURANCE COMPANY
             STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
               FOR THE YEARS ENDED DECEMBER 31, 2020 AND 2019

                                                                                       FIDELITY(R) VIP
                                       FIDELITY(R) VIP FUNDSMANAGER 60%            GOVERNMENT MONEY MARKET
                                                   DIVISION                               DIVISION
                                      ------------------------------------  ------------------------------------
                                            2020               2019                2020              2019
                                      -----------------  -----------------  -----------------  -----------------

INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).....  $     (2,041,045)  $     (1,097,783)  $        (33,396)  $          53,199
   Net realized gains (losses)......          5,405,502         37,249,130                 --                 --
   Change in unrealized gains
     (losses) on investments........         24,261,562          3,383,565                 --                 --
                                      -----------------  -----------------  -----------------  -----------------
     Net increase (decrease)
        in net assets resulting
        from operations.............         27,626,019         39,534,912           (33,396)             53,199
                                      -----------------  -----------------  -----------------  -----------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from Contract owners...........            618,747            436,252            285,146            354,565
   Net transfers (including fixed
     account).......................                 --                 --          1,412,672            462,554
   Contract charges.................                 --                 --                 --                 --
   Transfers for Contract benefits
     and terminations...............       (24,861,165)       (30,092,470)        (1,114,894)          (811,043)
                                      -----------------  -----------------  -----------------  -----------------
     Net increase (decrease) in
        net assets resulting from
        Contract transactions.......       (24,242,418)       (29,656,218)            582,924              6,076
                                      -----------------  -----------------  -----------------  -----------------
     Net increase (decrease)
        in net assets...............          3,383,601          9,878,694            549,528             59,275
NET ASSETS:
   Beginning of year................        239,540,942        229,662,248          5,414,916          5,355,641
                                      -----------------  -----------------  -----------------  -----------------
   End of year......................  $     242,924,543  $     239,540,942  $       5,964,444  $       5,414,916
                                      =================  =================  =================  =================

                                            FIDELITY(R) VIP GROWTH          FIDELITY(R) VIP INVESTMENT GRADE BOND
                                                   DIVISION                               DIVISION
                                      ------------------------------------  -------------------------------------
                                             2020               2019               2020              2019
                                      -----------------  -----------------  -----------------  -----------------

INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).....  $       (932,307)  $       (673,395)  $         116,765  $         155,830
   Net realized gains (losses)......         15,924,275         11,646,846            127,287             32,547
   Change in unrealized gains
     (losses) on investments........         24,009,460         16,096,876            510,938            565,337
                                      -----------------  -----------------  -----------------  -----------------
     Net increase (decrease)
        in net assets resulting
        from operations.............         39,001,428         27,070,327            754,990            753,714
                                      -----------------  -----------------  -----------------  -----------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from Contract owners...........            884,436            891,759            248,825            570,621
   Net transfers (including fixed
     account).......................        (2,643,371)        (1,634,692)          1,030,767            402,139
   Contract charges.................              (976)            (1,292)            (2,786)            (1,516)
   Transfers for Contract benefits
     and terminations...............       (10,591,349)       (15,339,820)        (1,492,814)        (1,527,846)
                                      -----------------  -----------------  -----------------  -----------------
     Net increase (decrease) in
        net assets resulting from
        Contract transactions.......       (12,351,260)       (16,084,045)          (216,008)          (556,602)
                                      -----------------  -----------------  -----------------  -----------------
     Net increase (decrease)
        in net assets...............         26,650,168         10,986,282            538,982            197,112
NET ASSETS:
   Beginning of year................         98,544,772         87,558,490          9,006,440          8,809,328
                                      -----------------  -----------------  -----------------  -----------------
   End of year......................  $     125,194,940  $      98,544,772  $       9,545,422  $       9,006,440
                                      =================  =================  =================  =================

                                                                                      FTVIPT TEMPLETON
                                             FIDELITY(R) VIP MID CAP               DEVELOPING MARKETS VIP
                                                    DIVISION                              DIVISION
                                      ------------------------------------  -------------------------------------
                                             2020               2019               2020               2019
                                      -----------------  -----------------  ------------------  -----------------

INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).....  $         (1,949)  $         (1,037)  $            1,441  $             141
   Net realized gains (losses)......              (612)             47,915               1,239             19,277
   Change in unrealized gains
     (losses) on investments........             71,216             39,891               4,954              (850)
                                      -----------------  -----------------  ------------------  -----------------
     Net increase (decrease)
        in net assets resulting
        from operations.............             68,655             86,769               7,634             18,568
                                      -----------------  -----------------  ------------------  -----------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from Contract owners...........                 73                474                  --                118
   Net transfers (including fixed
     account).......................              3,304              2,223                  --          (106,647)
   Contract charges.................                 --                 --                  --                 --
   Transfers for Contract benefits
     and terminations...............           (34,518)           (63,428)                 (3)                (3)
                                      -----------------  -----------------  ------------------  -----------------
     Net increase (decrease) in
        net assets resulting from
        Contract transactions.......           (31,141)           (60,731)                 (3)          (106,532)
                                      -----------------  -----------------  ------------------  -----------------
     Net increase (decrease)
        in net assets...............             37,514             26,038               7,631           (87,964)
NET ASSETS:
   Beginning of year................            444,178            418,140              47,307            135,271
                                      -----------------  -----------------  ------------------  -----------------
   End of year......................  $         481,692  $         444,178  $           54,938  $          47,307
                                      =================  =================  ==================  =================

                                             IVY VIP ASSET STRATEGY
                                                    DIVISION
                                      ------------------------------------
                                          2020 (a)              2019
                                      -----------------  -----------------

INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).....  $            (13)  $              15
   Net realized gains (losses)......               (84)                 62
   Change in unrealized gains
     (losses) on investments........                102                321
                                      -----------------  -----------------
     Net increase (decrease)
        in net assets resulting
        from operations.............                  5                398
                                      -----------------  -----------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from Contract owners...........                 --                 --
   Net transfers (including fixed
     account).......................                 15                 13
   Contract charges.................                (1)                (1)
   Transfers for Contract benefits
     and terminations...............            (2,099)              (347)
                                      -----------------  -----------------
     Net increase (decrease) in
        net assets resulting from
        Contract transactions.......            (2,085)              (335)
                                      -----------------  -----------------
     Net increase (decrease)
        in net assets...............            (2,080)                 63
NET ASSETS:
   Beginning of year................              2,080              2,017
                                      -----------------  -----------------
   End of year......................  $              --  $           2,080
                                      =================  =================

(a) Had no assets at December 31, 2020.

 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                    METROPOLITAN LIFE SEPARATE ACCOUNT E
                   OF METROPOLITAN LIFE INSURANCE COMPANY
             STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
               FOR THE YEARS ENDED DECEMBER 31, 2020 AND 2019

                                                                                        LMPVET
                                         JANUS HENDERSON ENTERPRISE        CLEARBRIDGE VARIABLE APPRECIATION
                                                  DIVISION                             DIVISION
                                     -----------------------------------  ------------------------------------
                                           2020               2019               2020              2019
                                     ----------------  -----------------  -----------------  -----------------

INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)....  $        (1,204)  $           (900)  $              50  $             260
   Net realized gains (losses).....            12,871             17,027              3,345              3,409
   Change in unrealized gains
     (losses) on investments.......            15,992             15,864              3,271              8,444
                                     ----------------  -----------------  -----------------  -----------------
     Net increase (decrease)
        in net assets resulting
        from operations............            27,659             31,991              6,666             12,113
                                     ----------------  -----------------  -----------------  -----------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from Contract owners..........             1,494              1,425                585                563
   Net transfers (including fixed
     account)......................           (2,220)             31,978            (5,702)            (1,355)
   Contract charges................                --                 --                 --                 --
   Transfers for Contract benefits
     and terminations..............           (1,079)           (39,007)            (2,507)                (3)
                                     ----------------  -----------------  -----------------  -----------------
     Net increase (decrease) in
        net assets resulting from
        Contract transactions......           (1,805)            (5,604)            (7,624)              (795)
                                     ----------------  -----------------  -----------------  -----------------
     Net increase (decrease)
        in net assets..............            25,854             26,387              (958)             11,318
NET ASSETS:
   Beginning of year...............           131,537            105,150             54,018             42,700
                                     ----------------  -----------------  -----------------  -----------------
   End of year.....................  $        157,391  $         131,537  $          53,060  $          54,018
                                     ================  =================  =================  =================

                                             LMPVET CLEARBRIDGE                   LMPVET CLEARBRIDGE
                                         VARIABLE DIVIDEND STRATEGY            VARIABLE LARGE CAP GROWTH
                                                  DIVISION                             DIVISION
                                     ----------------------------------  ------------------------------------
                                           2020              2019               2020              2019
                                     ----------------  ----------------  -----------------  -----------------

INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)....  $            457  $            404  $         (4,047)  $         (3,219)
   Net realized gains (losses).....             1,200             7,316             38,744             62,538
   Change in unrealized gains
     (losses) on investments.......             4,306            11,304             80,138             81,041
                                     ----------------  ----------------  -----------------  -----------------
     Net increase (decrease)
        in net assets resulting
        from operations............             5,963            19,024            114,835            140,360
                                     ----------------  ----------------  -----------------  -----------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from Contract owners..........                --                --             15,780             11,771
   Net transfers (including fixed
     account)......................             4,117           (3,387)           (66,210)            (8,082)
   Contract charges................                --                --               (10)                (3)
   Transfers for Contract benefits
     and terminations..............               (3)           (4,097)           (19,556)          (170,755)
                                     ----------------  ----------------  -----------------  -----------------
     Net increase (decrease) in
        net assets resulting from
        Contract transactions......             4,114           (7,484)           (69,996)          (167,069)
                                     ----------------  ----------------  -----------------  -----------------
     Net increase (decrease)
        in net assets..............            10,077            11,540             44,839           (26,709)
NET ASSETS:
   Beginning of year...............            75,932            64,392            462,772            489,481
                                     ----------------  ----------------  -----------------  -----------------
   End of year.....................  $         86,009  $         75,932  $         507,611  $         462,772
                                     ================  ================  =================  =================

                                             LMPVET CLEARBRIDGE
                                          VARIABLE SMALL CAP GROWTH         LMPVIT WESTERN ASSET CORE PLUS
                                                  DIVISION                             DIVISION
                                     ----------------------------------  ------------------------------------
                                           2020              2019               2020              2019
                                     ----------------  ----------------  -----------------  -----------------

INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)....  $          (448)  $          (167)  $             448  $           1,241
   Net realized gains (losses).....             6,179             1,951              (169)              (724)
   Change in unrealized gains
     (losses) on investments.......            14,669             2,305              2,480              6,166
                                     ----------------  ----------------  -----------------  -----------------
     Net increase (decrease)
        in net assets resulting
        from operations............            20,400             4,089              2,759              6,683
                                     ----------------  ----------------  -----------------  -----------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from Contract owners..........             4,644             3,018                 --                 --
   Net transfers (including fixed
     account)......................           (6,558)            21,461            (2,570)           (48,695)
   Contract charges................               (4)               (1)                 --                 --
   Transfers for Contract benefits
     and terminations..............             (271)              (78)            (1,601)            (1,499)
                                     ----------------  ----------------  -----------------  -----------------
     Net increase (decrease) in
        net assets resulting from
        Contract transactions......           (2,189)            24,400            (4,171)           (50,194)
                                     ----------------  ----------------  -----------------  -----------------
     Net increase (decrease)
        in net assets..............            18,211            28,489            (1,412)           (43,511)
NET ASSETS:
   Beginning of year...............            43,535            15,046             39,557             83,068
                                     ----------------  ----------------  -----------------  -----------------
   End of year.....................  $         61,746  $         43,535  $          38,145  $          39,557
                                     ================  ================  =================  =================

                                               MORGAN STANLEY
                                          VIF GLOBAL INFRASTRUCTURE
                                                  DIVISION
                                     -----------------------------------
                                           2020               2019
                                     -----------------  ----------------

INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)....  $              76  $            823
   Net realized gains (losses).....                712             3,006
   Change in unrealized gains
     (losses) on investments.......            (2,704)            11,777
                                     -----------------  ----------------
     Net increase (decrease)
        in net assets resulting
        from operations............            (1,916)            15,606
                                     -----------------  ----------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from Contract owners..........                132               138
   Net transfers (including fixed
     account)......................              1,548           (2,622)
   Contract charges................               (25)              (28)
   Transfers for Contract benefits
     and terminations..............            (7,712)           (6,494)
                                     -----------------  ----------------
     Net increase (decrease) in
        net assets resulting from
        Contract transactions......            (6,057)           (9,006)
                                     -----------------  ----------------
     Net increase (decrease)
        in net assets..............            (7,973)             6,600
NET ASSETS:
   Beginning of year...............             68,714            62,114
                                     -----------------  ----------------
   End of year.....................  $          60,741  $         68,714
                                     =================  ================

(a) Had no assets at December 31, 2020.

 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                    METROPOLITAN LIFE SEPARATE ACCOUNT E
                   OF METROPOLITAN LIFE INSURANCE COMPANY
             STATEMENTS OF CHANGES IN NET ASSETS -- (CONCLUDED)
               FOR THE YEARS ENDED DECEMBER 31, 2020 AND 2019

                                                 PIMCO VIT
                                      COMMODITYREALRETURN(R) STRATEGY         PIMCO VIT DYNAMIC BOND
                                                 DIVISION                            DIVISION
                                    ----------------------------------  -----------------------------------
                                          2020              2019              2020               2019
                                    ----------------  ----------------  -----------------  ----------------

INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)...  $          1,450  $          1,031  $             353  $          1,009
   Net realized gains (losses)....             (994)           (1,262)              1,455             1,481
   Change in unrealized gains
     (losses) on investments......             (607)             3,495               (79)               228
                                    ----------------  ----------------  -----------------  ----------------
     Net increase (decrease)
        in net assets resulting
        from operations...........             (151)             3,264              1,729             2,718
                                    ----------------  ----------------  -----------------  ----------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from Contract owners.........                75               107                 --                --
   Net transfers (including fixed
     account).....................             1,118             1,140                641               544
   Contract charges...............               (8)              (10)               (13)              (15)
   Transfers for Contract benefits
     and terminations.............           (1,693)           (5,240)           (50,867)           (2,946)
                                    ----------------  ----------------  -----------------  ----------------
     Net increase (decrease) in
        net assets resulting from
        Contract transactions.....             (508)           (4,003)           (50,239)           (2,417)
                                    ----------------  ----------------  -----------------  ----------------
     Net increase (decrease)
        in net assets.............             (659)             (739)           (48,510)               301
NET ASSETS:
   Beginning of year..............            34,970            35,709             85,343            85,042
                                    ----------------  ----------------  -----------------  ----------------
   End of year....................  $         34,311  $         34,970  $          36,833  $         85,343
                                    ================  ================  =================  ================

                                                 PIMCO VIT                       TAP 1919 VARIABLE
                                           EMERGING MARKETS BOND           SOCIALLY RESPONSIVE BALANCED
                                                 DIVISION                            DIVISION
                                    -----------------------------------  ----------------------------------
                                          2020              2019               2020              2019
                                    ----------------  -----------------  ----------------  ----------------

INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)...  $          1,425  $           1,762  $           (34)  $             16
   Net realized gains (losses)....               526                126             2,169             1,386
   Change in unrealized gains
     (losses) on investments......               519              5,832             4,523             5,277
                                    ----------------  -----------------  ----------------  ----------------
     Net increase (decrease)
        in net assets resulting
        from operations...........             2,470              7,720             6,658             6,679
                                    ----------------  -----------------  ----------------  ----------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from Contract owners.........                --                 --                --             1,712
   Net transfers (including fixed
     account).....................               239              (532)                --           (4,576)
   Contract charges...............              (13)               (13)                --                --
   Transfers for Contract benefits
     and terminations.............          (13,490)            (9,177)               (4)               (4)
                                    ----------------  -----------------  ----------------  ----------------
     Net increase (decrease) in
        net assets resulting from
        Contract transactions.....          (13,264)            (9,722)               (4)           (2,868)
                                    ----------------  -----------------  ----------------  ----------------
     Net increase (decrease)
        in net assets.............          (10,794)            (2,002)             6,654             3,811
NET ASSETS:
   Beginning of year..............            60,178             62,180            30,482            26,671
                                    ----------------  -----------------  ----------------  ----------------
   End of year....................  $         49,384  $          60,178  $         37,136  $         30,482
                                    ================  =================  ================  ================

(a) Had no assets at December 31, 2020.

 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

              METROPOLITAN LIFE SEPARATE ACCOUNT E
             OF METROPOLITAN LIFE INSURANCE COMPANY
                NOTES TO THE FINANCIAL STATEMENTS

1.  ORGANIZATION

Metropolitan Life Separate Account E (the "Separate Account"), a separate account of Metropolitan Life Insurance Company (the "Company"), was established by the Company's Board of Directors on September 27, 1983 to support operations of the Company with respect to certain variable annuity contracts (the
"Contracts"). The Company is a direct wholly-owned subsidiary of MetLife, Inc., a Delaware corporation. The Separate Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended, and is subject to the rules and regulations of the United States Securities and Exchange
Commission, as well as the New York State Department of Financial Services.

The Separate Account is divided into Divisions, each of which is treated as an individual accounting entity for financial reporting purposes. Each Division invests in shares of the corresponding fund, series or portfolio (with the same name) of registered investment management companies (the "Trusts"), which are presented below:

American Funds Insurance Series(R) ("American                Ivy Variable Insurance Portfolios ("Ivy VIP")
   Funds")                                                   Janus Aspen Series ("Janus Aspen")
BlackRock Variable Series Funds, Inc. ("BlackRock")          Legg Mason Partners Variable Equity Trust
Brighthouse Funds Trust I ("BHFTI")                            ("LMPVET")
Brighthouse Funds Trust II ("BHFTII")                        Legg Mason Partners Variable Income Trust
Calvert Variable Series, Inc. ("Calvert")                      ("LMPVIT")
Delaware VIP Trust ("Delaware VIP")                          Morgan Stanley Variable Insurance Fund, Inc.
Fidelity(R) Variable Insurance Products ("Fidelity VIP")       ("Morgan Stanley VIF")
Franklin Templeton Variable Insurance Products Trust         PIMCO Variable Insurance Trust ("PIMCO VIT")
   ("FTVIPT")                                                Trust for Advised Portfolios ("TAP")

The assets of each of the Divisions of the Separate Account are registered in the name of the Company. Under applicable insurance law, the assets and liabilities of the Separate Account are clearly identified and distinguished from the Company's other assets and liabilities. The portion of the Separate
Account's assets applicable to the Contracts cannot be used for liabilities arising out of any other business conducted by the Company.

2.  LIST OF DIVISIONS

A. Purchase payments, less any applicable charges, applied to the Separate
Account are invested in one or more Divisions in accordance with the selection made by the Contract owner. The following Divisions had net assets as of or during the year ended December 31, 2020:

American Funds(R) Bond Division                         BHFTI BlackRock High Yield Division (a)
American Funds(R) Global Growth Division                BHFTI Brighthouse Asset Allocation 100 Division (a)
American Funds(R) Global Small Capitalization           BHFTI Brighthouse Balanced Plus Division
   Division (a)                                         BHFTI Brighthouse Small Cap Value Division
American Funds(R) Growth Division                       BHFTI Brighthouse/Aberdeen Emerging Markets
American Funds(R) Growth-Income Division                   Equity Division (a)
BHFTI AB Global Dynamic Allocation Division             BHFTI Brighthouse/Artisan International Division (b)
BHFTI American Funds(R) Balanced Allocation             BHFTI Brighthouse/Eaton Vance Floating Rate
   Division (a)                                            Division
BHFTI American Funds(R) Growth Allocation               BHFTI Brighthouse/Franklin Low Duration Total
   Division (a)                                            Return Division
BHFTI American Funds(R) Growth Division                 BHFTI Brighthouse/Templeton International Bond
BHFTI American Funds(R) Moderate Allocation                Division
   Division (a)                                         BHFTI Brighthouse/Wellington Large Cap Research
BHFTI AQR Global Risk Balanced Division                    Division (a)
BHFTI BlackRock Global Tactical Strategies Division     BHFTI Clarion Global Real Estate Division (a)

               METROPOLITAN LIFE SEPARATE ACCOUNT E
              OF METROPOLITAN LIFE INSURANCE COMPANY
         NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

2. LIST OF DIVISIONS -- (CONTINUED)

BHFTI Harris Oakmark International Division (a)            BHFTII MetLife Aggregate Bond Index Division (a)
BHFTI Invesco Balanced-Risk Allocation Division            BHFTII MetLife Mid Cap Stock Index Division (a)
BHFTI Invesco Comstock Division                            BHFTII MetLife MSCI EAFE(R) Index Division (a)
BHFTI Invesco Global Equity Division (a)                   BHFTII MetLife Russell 2000(R) Index Division (a)
BHFTI Invesco Small Cap Growth Division (a)                BHFTII MetLife Stock Index Division (a)
BHFTI JPMorgan Core Bond Division                          BHFTII MFS(R) Total Return Division (a)
BHFTI JPMorgan Global Active Allocation Division           BHFTII MFS(R) Value Division (a)
BHFTI JPMorgan Small Cap Value Division (a)                BHFTII Neuberger Berman Genesis Division (a)
BHFTI Loomis Sayles Global Allocation Division             BHFTII T. Rowe Price Large Cap Growth Division (a)
BHFTI Loomis Sayles Growth Division (a)                    BHFTII T. Rowe Price Small Cap Growth Division (a)
BHFTI MetLife Multi-Index Targeted Risk Division           BHFTII Van Eck Global Natural Resources Division
BHFTI MFS(R) Research International Division (a)           BHFTII Western Asset Management Strategic Bond
BHFTI Morgan Stanley Discovery Division (a)                  Opportunities Division (a)
BHFTI PanAgora Global Diversified Risk Division            BHFTII Western Asset Management U.S. Government
BHFTI PIMCO Inflation Protected Bond Division (a)            Division (a)
BHFTI PIMCO Total Return Division (a)                      BlackRock Global Allocation V.I. Division
BHFTI Schroders Global Multi-Asset Division                Calvert VP SRI Balanced Division
BHFTI SSGA Growth and Income ETF Division (a)              Calvert VP SRI Mid Cap Division
BHFTI SSGA Growth ETF Division (a)                         Delaware VIP Small Cap Value Division
BHFTI T. Rowe Price Large Cap Value Division               Fidelity(R) VIP Contrafund Division
BHFTI T. Rowe Price Mid Cap Growth Division (a)            Fidelity(R) VIP Equity-Income Division
BHFTI TCW Core Fixed Income Division                       Fidelity(R) VIP Freedom 2020 Division
BHFTI Victory Sycamore Mid Cap Value Division (a)          Fidelity(R) VIP Freedom 2025 Division
BHFTI Wells Capital Management Mid Cap Value               Fidelity(R) VIP Freedom 2030 Division
   Division                                                Fidelity(R) VIP Freedom 2035 Division
BHFTI Western Asset Management Government                  Fidelity(R) VIP Freedom 2040 Division
   Income Division                                         Fidelity(R) VIP Freedom 2045 Division
BHFTII Baillie Gifford International Stock Division (a)    Fidelity(R) VIP Freedom 2050 Division
BHFTII BlackRock Bond Income Division (a)                  Fidelity(R) VIP FundsManager 50% Division
BHFTII BlackRock Capital Appreciation Division (a)         Fidelity(R) VIP FundsManager 60% Division
BHFTII BlackRock Ultra-Short Term Bond                     Fidelity(R) VIP Government Money Market Division
   Division (a)                                            Fidelity(R) VIP Growth Division
BHFTII Brighthouse Asset Allocation 20 Division (a)        Fidelity(R) VIP Investment Grade Bond Division
BHFTII Brighthouse Asset Allocation 40 Division (a)        Fidelity(R) VIP Mid Cap Division
BHFTII Brighthouse Asset Allocation 60 Division (a)        FTVIPT Templeton Developing Markets VIP Division
BHFTII Brighthouse Asset Allocation 80 Division (a)        Ivy VIP Asset Strategy Division (b)
BHFTII Brighthouse/Artisan Mid Cap Value                   Janus Henderson Enterprise Division
   Division (a)                                            LMPVET ClearBridge Variable Appreciation Division
BHFTII Brighthouse/Dimensional International Small         LMPVET ClearBridge Variable Dividend Strategy
   Company Division                                          Division
BHFTII Brighthouse/Wellington Balanced Division (a)        LMPVET ClearBridge Variable Large Cap Growth
BHFTII Brighthouse/Wellington Core Equity                    Division
   Opportunities Division (a)                              LMPVET ClearBridge Variable Small Cap Growth
BHFTII Frontier Mid Cap Growth Division (a)                  Division
BHFTII Jennison Growth Division (a)                        LMPVIT Western Asset Core Plus Division
BHFTII Loomis Sayles Small Cap Core Division (a)           Morgan Stanley VIF Global Infrastructure Division
BHFTII Loomis Sayles Small Cap Growth Division (a)

               METROPOLITAN LIFE SEPARATE ACCOUNT E
              OF METROPOLITAN LIFE INSURANCE COMPANY
         NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

2.  LIST OF DIVISIONS -- (CONCLUDED)

PIMCO VIT CommodityRealReturn(R) Strategy              PIMCO VIT Emerging Markets Bond Division
   Division                                            TAP 1919 Variable Socially Responsive Balanced
PIMCO VIT Dynamic Bond Division                          Division

(a) This Division invests in two or more share classes within the underlying fund, series or portfolio of the Trusts.
(b) This Division's net assets went to zero during the year ended December 31,
    2020 and is not included in the statements of assets and liabilities.

B. The following Division had no net assets during the year ended December 31,
2020:

FTVIPT Templeton Foreign VIP Division

3.  SIGNIFICANT ACCOUNTING POLICIES

BASIS OF ACCOUNTING
The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP")
applicable for variable annuity separate accounts registered as unit investment trusts, which follow the accounting and reporting guidance in Financial
Accounting Standards Board Accounting Standards Codification ("ASC") Topic 946,
INVESTMENT COMPANIES.

SECURITY TRANSACTIONS
Security transactions are recorded on a trade date basis. Realized gains and losses on the sales of investments are computed on the basis of the average cost of the investment sold. Income from dividends and realized gain distributions are recorded on the ex-distribution date.

SECURITY VALUATION
A Division's investment in shares of a fund, series or portfolio of the Trusts is valued at fair value based on the closing net asset value ("NAV"). All changes in fair value are recorded as changes in unrealized gains (losses) on investments in the statements of operations of the applicable Divisions. The
Separate Account defines fair value as the price that would be received to sell an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. Each Division invests in shares of open-end mutual funds which calculate a daily NAV based on the fair value of the underlying securities in their portfolios. As a result, and as required by law, shares of open-end mutual funds are purchased and redeemed at their daily NAV as reported by the Trusts at the close of each business day.

ASC Topic 820, FAIR VALUE MEASUREMENT ("ASC 820") provides that the Separate
Account is not required to categorize within the fair value hierarchy all investments for which fair value is measured using the NAV per share practical expedient. Additionally, ASC 820 does not require certain disclosures for all investments that are eligible to be measured at fair value using the net asset value per share practical expedient. The Separate Account's investments in shares of a fund, series or portfolio of the Trusts are using NAV as a practical expedient, therefore investments are not categorized within the ASC
820 fair value hierarchy.

FEDERAL INCOME TAXES
The operations of the Separate Account form a part of the total operations of the Company and are not taxed separately. The Company is taxed as a life insurance company under the provisions of the Internal Revenue Code ("IRC").
Under the current provisions of the IRC, the Company does not expect to incur federal income taxes on the earnings of the Separate Account to the extent the earnings are credited under the Contracts. Accordingly, no charge is currently being made to the Separate Account for federal income taxes. The Company will periodically review the status of this policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the Contracts.

               METROPOLITAN LIFE SEPARATE ACCOUNT E
              OF METROPOLITAN LIFE INSURANCE COMPANY
         NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

3.  SIGNIFICANT ACCOUNTING POLICIES -- (CONCLUDED)

ANNUITY PAYOUTS
Net assets allocated to Contracts in the annuity payout period are computed according to industry standard mortality tables and, if any, are shown in net assets from Contracts in payout on the statements of assets and liabilities.
The assumed investment return is between 3.0 and 6.0 percent. The mortality risk is fully borne by the Company and may result in additional amounts being transferred into the Separate Account by the Company to cover greater longevity of annuitants than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to the Company. Annuity payouts, if any, are included in transfers for Contract benefits and terminations on the statements of changes in net assets of the applicable Divisions.

PURCHASE PAYMENTS
Purchase payments received from Contract owners by the Company are credited as accumulation units as of the end of the valuation period in which received, as provided in the prospectus for the Contracts, and are reported as Contract transactions on the statements of changes in net assets of the applicable
Divisions.

NET TRANSFERS
Assets transferred by the Contract owner into or out of Divisions within the
Separate Account or into or out of the fixed account, which is part of the
Company's general account, are recorded on a net basis as net transfers in the statements of changes in net assets of the applicable Divisions.

USE OF ESTIMATES
The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

COVID
The global outbreak of the coronavirus (COVID-19) has caused significant volatility within the economic markets. The COVID-19 pandemic may last for an extended period of time and will continue to impact the economy for the foreseeable future. These events may negatively affect the Separate Account's operations, business, financial results, or financial condition.

4.  EXPENSES & CONTRACT CHARGES

The following annual Separate Account charge paid to the Company is an asset-based charge and assessed through a daily reduction in unit values, which are recorded as administrative charges in the accompanying statements of operations of the applicable Divisions:

     Administrative -- The Company has responsibility for the administration of the Contracts and the Separate Account. Generally, the administrative charge is related to the maintenance, including distribution, of each
     Contract and the Separate Account.

The following annual Separate Account charges paid to the Company are asset-based charges and assessed through a daily reduction in unit values, which are recorded as expenses in the accompanying statements of operations of the applicable Divisions:

     Mortality and Expense Risk -- The mortality risk assumed by the Company is the risk that those insured may die sooner than anticipated and therefore, the Company will pay an aggregate amount of death benefits greater than anticipated. The expense risk assumed is the risk that expenses incurred in issuing and administering the Contracts will exceed the amounts realized from the administrative charges assessed against the Contracts.
     In addition, the charge compensates the Company for the risk that the insured (the annuitant) may live longer than estimated and the Company would be obligated to pay more in income payments than anticipated.

     Optional Death Benefit Rider -- For an additional charge, the total death benefit payable may be increased based on increases in account value of the Contracts.

               METROPOLITAN LIFE SEPARATE ACCOUNT E
              OF METROPOLITAN LIFE INSURANCE COMPANY
         NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

4.  EXPENSES & CONTRACT CHARGES -- (CONTINUED)

      Earnings Preservation Benefit -- For an additional charge, the Company will provide additional amounts at death to pay expenses that may be due upon the death of the Contract owner, unless the Contract owner is a non-natural person and then the benefit is payable upon the death of the annuitant. This amount may not be sufficient to cover expenses that the
      Contract owner's heirs may have to pay.

      Enhanced Stepped-Up Benefit Rider -- For an additional charge, the total death benefit payable may be increased based on the greater of the account balance or highest annual Contract anniversary value in the
      Contract or the greater of the account balance, annual increase amount or highest annual Contract anniversary value in the Contract.

      Preservation and Growth Rider -- For an additional charge, the Company will guarantee at a future date the Account Value (adjusted for withdrawals) will not be less than the initial Purchase Payment.

      The table below represents the range of effective annual rates for each respective charge for the year ended December 31, 2020.

     ----------------------------------------------------------------------------------------------------------------------------
      Administrative                                                                                             0.10% - 0.50%
     ----------------------------------------------------------------------------------------------------------------------------
      Mortality and Expense Risk                                                                                 0.00% - 2.05%
     ----------------------------------------------------------------------------------------------------------------------------
      Optional Death Benefit Rider                                                                               0.25%
     ----------------------------------------------------------------------------------------------------------------------------
      Earnings Preservation Benefit                                                                              0.25%
     ----------------------------------------------------------------------------------------------------------------------------
      Enhanced Stepped-Up Benefit Rider                                                                          0.10% - 0.35%
     ----------------------------------------------------------------------------------------------------------------------------
      Preservation and Growth Rider                                                                              1.15% - 1.80%
     ----------------------------------------------------------------------------------------------------------------------------

      The above referenced charges may not necessarily correspond to the costs associated with providing the services or benefits indicated by the designation of the charge or associated with a particular Contract. The range of the effective rates disclosed above excludes any waivers granted to certain Divisions.

The following optional rider charges paid to the Company are charged at each
Contract anniversary date through the redemption of units, which are recorded as Contract charges in the accompanying statements of changes in net assets of the applicable Divisions:

      Guaranteed Minimum Accumulation Benefit -- For an additional charge, the
      Company will guarantee that the Contract value will not be less than a guaranteed minimum amount at the end of a specified number of years.

      Lifetime Withdrawal Guarantee -- For an additional charge, the Company will guarantee the periodic return on the investment for life.

      Guaranteed Withdrawal Benefit -- For an additional charge, the Company will guarantee the periodic return on the investment.

      Guaranteed Minimum Income Benefit -- For an additional charge, the
      Company will guarantee a minimum payment regardless of market conditions.

      Enhanced Death Benefit -- For an additional charge, the amount of the death benefit will be the greater of the account value or the death benefit base.

      Enhanced Guaranteed Withdrawal Benefit -- For an additional charge, the
      Company will guarantee that at least the entire amount of purchase payments will be returned through a series of withdrawals without annuitizing.

               METROPOLITAN LIFE SEPARATE ACCOUNT E
              OF METROPOLITAN LIFE INSURANCE COMPANY
         NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

4.  EXPENSES & CONTRACT CHARGES -- (CONCLUDED)

      The table below represents the range of effective annual rates for each respective charge for the year ended December 31, 2020:

     ------------------------------------------------------------------------------------------------------------------------
      Guaranteed Minimum Accumulation Benefit                                                                 0.75%
     ------------------------------------------------------------------------------------------------------------------------
      Lifetime Withdrawal Guarantee                                                                           0.50% - 1.50%
     ------------------------------------------------------------------------------------------------------------------------
      Guaranteed Withdrawal Benefit                                                                           0.90%
     ------------------------------------------------------------------------------------------------------------------------
      Guaranteed Minimum Income Benefit                                                                       0.50% - 1.00%
     ------------------------------------------------------------------------------------------------------------------------
      Enhanced Death Benefit                                                                                  0.60% - 1.15%
     ------------------------------------------------------------------------------------------------------------------------
      Enhanced Guaranteed Withdrawal Benefit                                                                  0.50% - 0.55%
     ------------------------------------------------------------------------------------------------------------------------

      The above referenced charges may not necessarily correspond to the costs associated with providing the services or benefits indicated by the designation of the charge or associated with a particular Contract.

A Contract administrative charge which ranges from $0 to $30 is assessed on an annual basis for Contracts with a value of less than $50,000, which may be waived if the Contract reaches a certain asset size or under certain circumstances. The Company reserves the right to charge a transfer fee ranging from $0 to $25 after twelve transfers are made in a Contract year or, for certain Contracts. Currently, the Company is not charging a transfer fee. These charges are paid to the Company, assessed through redemption of units, and recorded as Contract charges in the accompanying statements of changes in net assets.

In addition, certain Contracts impose a surrender charge of 0% to 9% if the
Contract is partially or fully surrendered within the specified surrender charge period. These charges are paid to the Company, assessed through redemption of units, and recorded as Contract charges in the accompanying statements of changes in net assets of the applicable Divisions for the years ended December 31, 2020 and 2019.

               METROPOLITAN LIFE SEPARATE ACCOUNT E
              OF METROPOLITAN LIFE INSURANCE COMPANY
         NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

5.  STATEMENT OF INVESTMENTS

                                                                                                           FOR THE YEAR ENDED
                                                                        AS OF DECEMBER 31, 2020             DECEMBER 31, 2020
                                                                   -------------------------------   -------------------------------
                                                                                                         COST OF         PROCEEDS
                                                                       SHARES          COST ($)       PURCHASES ($)   FROM SALES ($)
                                                                   -------------     -------------   --------------   --------------

     American Funds(R) Bond Division.............................      7,486,658        83,016,777      20,249,088        14,468,512
     American Funds(R) Global Growth Division....................          6,920           178,544           9,961            31,034
     American Funds(R) Global Small Capitalization Division......     15,048,857       319,728,496      34,262,650        83,720,769
     American Funds(R) Growth Division...........................     10,883,654       685,423,105      39,941,737       206,889,722
     American Funds(R) Growth-Income Division....................     14,015,855       574,163,809      37,396,551       101,399,109
     BHFTI AB Global Dynamic Allocation Division.................     99,153,483     1,045,449,108      97,244,151       179,571,456
     BHFTI American Funds(R) Balanced Allocation Division........     73,982,690       697,623,975      68,375,330       109,703,279
     BHFTI American Funds(R) Growth Allocation Division..........     44,687,886       398,544,561      52,760,848        59,632,147
     BHFTI American Funds(R) Growth Division.....................     26,516,752       250,480,041      39,773,059       101,116,692
     BHFTI American Funds(R) Moderate Allocation Division........     74,079,325       695,733,768      52,513,664       101,999,297
     BHFTI AQR Global Risk Balanced Division.....................    112,383,758     1,116,360,504     117,749,769       129,210,490
     BHFTI BlackRock Global Tactical Strategies Division.........    150,818,621     1,486,061,952     157,385,033       219,624,292
     BHFTI BlackRock High Yield Division.........................         56,930           429,605          56,669            64,783
     BHFTI Brighthouse Asset Allocation 100 Division.............     19,122,006       218,301,685      34,858,605        31,722,742
     BHFTI Brighthouse Balanced Plus Division....................    301,717,213     3,194,880,607     416,088,993       443,565,083
     BHFTI Brighthouse Small Cap Value Division..................      1,172,806        16,447,537       2,478,458         2,698,589
     BHFTI Brighthouse/Aberdeen Emerging Markets Equity
        Division.................................................      3,378,699        32,665,363       3,478,856        13,187,521
     BHFTI Brighthouse/Artisan International Division............             --                --         229 (a)         2,239 (a)
     BHFTI Brighthouse/Eaton Vance Floating Rate Division........      2,022,143        20,614,561       1,717,025         7,618,177
     BHFTI Brighthouse/Franklin Low Duration Total Return
        Division.................................................      7,276,070        70,505,911      11,956,197        15,929,539
     BHFTI Brighthouse/Templeton International Bond Division.....        604,408         6,285,823       1,074,900           972,637
     BHFTI Brighthouse/Wellington Large Cap Research Division....     47,216,066       570,228,763      59,546,672        89,344,544
     BHFTI Clarion Global Real Estate Division...................     14,545,862       175,013,457      23,260,810        20,760,213
     BHFTI Harris Oakmark International Division.................     31,866,770       415,154,246      62,467,802        77,526,456
     BHFTI Invesco Balanced-Risk Allocation Division.............     44,062,322       440,105,835      46,758,711        66,076,230
     BHFTI Invesco Comstock Division.............................          4,284            60,234           7,892             6,173
     BHFTI Invesco Global Equity Division........................      9,603,626       171,989,658       8,817,696        48,982,372
     BHFTI Invesco Small Cap Growth Division.....................      4,059,904        55,044,346      14,986,240        17,274,825
     BHFTI JPMorgan Core Bond Division...........................      7,003,412        73,085,233      12,418,336        14,419,026
     BHFTI JPMorgan Global Active Allocation Division............     58,962,437       654,729,754      36,791,574       117,590,758
     BHFTI JPMorgan Small Cap Value Division.....................      1,230,059        17,382,243       2,661,274         4,053,520
     BHFTI Loomis Sayles Global Allocation Division..............      5,514,699        80,032,035      10,685,519        19,070,558
     BHFTI Loomis Sayles Growth Division.........................     34,991,976       446,021,440     174,274,597       115,608,879
     BHFTI MetLife Multi-Index Targeted Risk Division............     65,176,888       759,720,417      91,815,444       106,074,864
     BHFTI MFS(R) Research International Division................     12,546,258       140,466,239      15,145,448        21,908,002
     BHFTI Morgan Stanley Discovery Division.....................     19,869,294       351,114,840     132,037,195       137,750,333
     BHFTI PanAgora Global Diversified Risk Division.............      8,219,190        87,584,079      21,294,577        10,461,678
     BHFTI PIMCO Inflation Protected Bond Division...............     30,737,794       330,015,009      36,655,121        59,079,545
     BHFTI PIMCO Total Return Division...........................     58,063,637       683,539,367      87,678,455       118,261,883
     BHFTI Schroders Global Multi-Asset Division.................     56,584,204       659,848,207      51,005,347       110,727,374
     BHFTI SSGA Growth and Income ETF Division...................     52,115,078       573,541,654      41,131,647        94,495,353
     BHFTI SSGA Growth ETF Division..............................     10,454,537       116,303,047      10,729,202        22,190,260
     BHFTI T. Rowe Price Large Cap Value Division................         24,094           662,637         434,437           434,313
     BHFTI T. Rowe Price Mid Cap Growth Division.................     44,727,918       428,121,526      67,095,879        96,783,539
     BHFTI TCW Core Fixed Income Division........................          4,749            48,217           7,142           208,609
     BHFTI Victory Sycamore Mid Cap Value Division...............     18,816,275       320,792,441      35,735,068        47,538,450
     BHFTI Wells Capital Management Mid Cap Value Division.......         18,698           215,332          39,394           145,313
     BHFTI Western Asset Management Government Income
        Division.................................................     35,346,053       382,094,136      60,207,437        57,938,466
     BHFTII Baillie Gifford International Stock Division.........      8,997,723        99,839,400      14,940,678        18,114,603
     BHFTII BlackRock Bond Income Division.......................      3,464,379       369,699,488      48,973,058        61,643,541

(a)  Had no net assets at December 31, 2020.

               METROPOLITAN LIFE SEPARATE ACCOUNT E
              OF METROPOLITAN LIFE INSURANCE COMPANY
         NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

5.  STATEMENT OF INVESTMENTS -- (CONTINUED)

                                                                                                            FOR THE YEAR ENDED
                                                                      AS OF DECEMBER 31, 2020                DECEMBER 31, 2020
                                                                  -------------------------------    -------------------------------
                                                                                                         COST OF         PROCEEDS
                                                                     SHARES           COST ($)        PURCHASES ($)   FROM SALES ($)
                                                                  -------------    --------------    --------------   --------------

     BHFTII BlackRock Capital Appreciation Division.............      4,531,209       154,662,574        41,781,661       48,986,396
     BHFTII BlackRock Ultra-Short Term Bond Division............        473,527        47,718,529        19,456,269       16,271,386
     BHFTII Brighthouse Asset Allocation 20 Division............     27,187,900       296,038,865        29,119,099       51,693,567
     BHFTII Brighthouse Asset Allocation 40 Division............     73,860,644       810,135,318        71,326,395      129,107,834
     BHFTII Brighthouse Asset Allocation 60 Division............    251,094,591     2,784,603,818       278,562,983      421,269,582
     BHFTII Brighthouse Asset Allocation 80 Division............    124,559,898     1,459,009,486       184,009,970      200,596,346
     BHFTII Brighthouse/Artisan Mid Cap Value Division..........        773,925       163,812,067        13,577,601       27,180,820
     BHFTII Brighthouse/Dimensional International Small
       Company Division.........................................        577,857         7,400,419         1,084,536        1,856,464
     BHFTII Brighthouse/Wellington Balanced Division............     27,665,575       484,707,643        42,607,969       62,857,165
     BHFTII Brighthouse/Wellington Core Equity Opportunities
       Division.................................................     14,850,550       439,484,236        68,615,003       75,984,608
     BHFTII Frontier Mid Cap Growth Division....................     13,285,809       381,159,663        58,173,959       67,907,456
     BHFTII Jennison Growth Division............................     13,026,208       195,971,131        67,859,640       72,045,239
     BHFTII Loomis Sayles Small Cap Core Division...............        614,711       141,276,706        19,622,459       25,438,809
     BHFTII Loomis Sayles Small Cap Growth Division.............      4,336,449        53,664,499        12,271,741       13,549,888
     BHFTII MetLife Aggregate Bond Index Division...............     83,749,365       907,981,951       123,483,537      164,620,147
     BHFTII MetLife Mid Cap Stock Index Division................     26,988,532       405,721,769        63,017,008       86,423,663
     BHFTII MetLife MSCI EAFE(R) Index Division.................     31,946,289       379,180,745        40,398,782       55,638,703
     BHFTII MetLife Russell 2000(R) Index Division..............     15,721,778       249,590,805        42,470,254       66,676,300
     BHFTII MetLife Stock Index Division........................     53,130,609     1,977,898,807       297,666,379      438,643,665
     BHFTII MFS(R) Total Return Division........................        674,614       100,483,000        11,087,925       19,692,780
     BHFTII MFS(R) Value Division...............................     40,668,307       601,843,999        69,850,393       80,291,708
     BHFTII Neuberger Berman Genesis Division...................     13,145,677       221,426,178        25,594,108       45,518,004
     BHFTII T. Rowe Price Large Cap Growth Division.............     26,141,839       529,687,465        79,640,119      127,784,973
     BHFTII T. Rowe Price Small Cap Growth Division.............     19,167,942       354,798,191        63,832,447       78,650,263
     BHFTII Van Eck Global Natural Resources Division...........      2,716,353        27,611,448         3,388,415        8,324,808
     BHFTII Western Asset Management Strategic Bond
       Opportunities Division...................................     29,675,403       381,600,184        39,547,176       54,724,783
     BHFTII Western Asset Management U.S. Government
       Division.................................................     11,581,784       138,242,648        36,135,367       29,776,239
     BlackRock Global Allocation V.I. Division..................          7,253           106,096             8,208            4,496
     Calvert VP SRI Balanced Division...........................     22,067,591        44,216,558         5,220,103        7,393,833
     Calvert VP SRI Mid Cap Division............................        221,811         6,695,488           659,601        1,332,949
     Delaware VIP Small Cap Value Division......................             20               695                41                8
     Fidelity(R) VIP Contrafund Division........................         18,406           580,962            14,513           69,531
     Fidelity(R) VIP Equity-Income Division.....................      2,656,997        57,919,936         4,207,208        7,640,168
     Fidelity(R) VIP Freedom 2020 Division......................        290,914         3,859,535         1,866,528          787,345
     Fidelity(R) VIP Freedom 2025 Division......................        426,865         6,236,681         4,169,121        1,320,206
     Fidelity(R) VIP Freedom 2030 Division......................        384,356         5,330,723         2,797,693        1,277,017
     Fidelity(R) VIP Freedom 2035 Division......................         76,285         1,700,616         1,374,996          158,444
     Fidelity(R) VIP Freedom 2040 Division......................         74,139         1,523,740           925,015          582,352
     Fidelity(R) VIP Freedom 2045 Division......................         72,069         1,526,775           851,692          102,271
     Fidelity(R) VIP Freedom 2050 Division......................        174,755         3,358,159         2,262,934          149,943
     Fidelity(R) VIP FundsManager 50% Division..................     18,234,031       216,323,815         7,884,055       36,273,273
     Fidelity(R) VIP FundsManager 60% Division..................     21,403,043       218,029,035         8,061,688       28,661,287
     Fidelity(R) VIP Government Money Market Division...........      5,964,445         5,964,445         2,667,870        2,118,342
     Fidelity(R) VIP Growth Division............................      1,215,485        63,153,381        11,647,133       14,761,617
     Fidelity(R) VIP Investment Grade Bond Division.............        677,461         8,794,604         2,041,751        2,137,570
     Fidelity(R) VIP Mid Cap Division...........................         12,918           398,614             4,652           37,739
     FTVIPT Templeton Developing Markets VIP Division...........          4,721            36,490             2,999              400
     Ivy VIP Asset Strategy Division............................             --                --            60 (a)         2151 (a)
     Janus Henderson Enterprise Division........................          1,800           115,512            22,267           14,564
     LMPVET ClearBridge Variable Appreciation Division..........          1,029            39,405             2,449            8,458

(a)  Had no net assets at December 31, 2020.

               METROPOLITAN LIFE SEPARATE ACCOUNT E
              OF METROPOLITAN LIFE INSURANCE COMPANY
         NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

5.  STATEMENT OF INVESTMENTS -- (CONCLUDED)

                                                                                                            FOR THE YEAR ENDED
                                                                      AS OF DECEMBER 31, 2020                DECEMBER 31, 2020
                                                                  -------------------------------    -------------------------------
                                                                                                         COST OF         PROCEEDS
                                                                     SHARES           COST ($)        PURCHASES ($)   FROM SALES ($)
                                                                  -------------    --------------    --------------   --------------

     LMPVET ClearBridge Variable Dividend Strategy Division.....          3,892            65,864             7,768            2,516
     LMPVET ClearBridge Variable Large Cap Growth Division......         13,458           324,976            34,404           90,242
     LMPVET ClearBridge Variable Small Cap Growth Division......          1,687            43,480            11,466            9,730
     LMPVIT Western Asset Core Plus Division....................          6,123            35,780               787            4,507
     Morgan Stanley VIF Global Infrastructure Division..........          7,891            60,623             4,036            9,033
     PIMCO VIT CommodityRealReturn(R) Strategy Division.........          5,711            42,070             3,215            2,271
     PIMCO VIT Dynamic Bond Division............................          3,479            35,598             3,043           52,375
     PIMCO VIT Emerging Markets Bond Division...................          3,675            46,970             4,748           16,359
     TAP 1919 Variable Socially Responsive Balanced Division....          1,069            29,905             2,384              294

(a)  Had no net assets at December 31, 2020.

This page is intentionally left blank.

               METROPOLITAN LIFE SEPARATE ACCOUNT E
              OF METROPOLITAN LIFE INSURANCE COMPANY
         NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

6.  SCHEDULES OF UNITS
    FOR THE YEARS ENDED DECEMBER 31, 2020 AND 2019:

                                                                         AMERICAN FUNDS(R)               AMERICAN FUNDS(R)
                                       AMERICAN FUNDS(R) BOND              GLOBAL GROWTH            GLOBAL SMALL CAPITALIZATION
                                              DIVISION                       DIVISION                        DIVISION
                                   ------------------------------  ------------------------------  ------------------------------
                                        2020            2019            2020            2019            2020            2019
                                   --------------  --------------  --------------  --------------  --------------  --------------

Units beginning of year..........       4,042,100       4,211,306          34,762          48,260       8,707,173      10,120,809
Units issued and transferred
   from other funding options....       1,289,885         670,273             594           1,057         630,914         428,967
Units redeemed and transferred to
   other funding options.........     (1,091,980)       (839,479)         (4,172)        (14,555)     (1,958,647)     (1,842,603)
                                   --------------  --------------  --------------  --------------  --------------  --------------
Units end of year................       4,240,005       4,042,100          31,184          34,762       7,379,440       8,707,173
                                   ==============  ==============  ==============  ==============  ==============  ==============

                                                                         AMERICAN FUNDS(R)               BHFTI AB GLOBAL
                                      AMERICAN FUNDS(R) GROWTH             GROWTH-INCOME               DYNAMIC ALLOCATION
                                              DIVISION                       DIVISION                       DIVISION
                                   ------------------------------  -----------------------------  ------------------------------
                                        2020            2019            2020            2019           2020            2019
                                   --------------  --------------  --------------  -------------  --------------  --------------

Units beginning of year..........       2,560,095       2,922,123       2,980,149      3,405,907      89,425,360     102,653,570
Units issued and transferred
   from other funding options....         220,178         151,724         208,521        152,048       1,862,183         870,837
Units redeemed and transferred to
   other funding options.........       (536,275)       (513,752)       (533,242)      (577,806)    (13,068,126)    (14,099,047)
                                   --------------  --------------  --------------  -------------  --------------  --------------
Units end of year................       2,243,998       2,560,095       2,655,428      2,980,149      78,219,417      89,425,360
                                   ==============  ==============  ==============  =============  ==============  ==============

                                      BHFTI AMERICAN FUNDS(R)         BHFTI AMERICAN FUNDS(R)                 BHFTI
                                        BALANCED ALLOCATION              GROWTH ALLOCATION          AMERICAN FUNDS(R) GROWTH
                                             DIVISION                        DIVISION                       DIVISION
                                   -----------------------------  ------------------------------  -----------------------------
                                        2020           2019            2020            2019            2020           2019
                                   -------------  --------------  --------------  --------------  --------------  -------------

Units beginning of year..........     45,337,707      51,701,013      23,820,328      25,965,628      13,396,429     16,299,179
Units issued and transferred
   from other funding options....      2,636,455       2,747,523       1,882,072       1,266,344         892,813      1,025,210
Units redeemed and transferred to
   other funding options.........    (7,598,453)     (9,110,829)     (4,030,218)     (3,411,644)     (4,249,338)    (3,927,960)
                                   -------------  --------------  --------------  --------------  --------------  -------------
Units end of year................     40,375,709      45,337,707      21,672,182      23,820,328      10,039,904     13,396,429
                                   =============  ==============  ==============  ==============  ==============  =============

                                           BHFTI AMERICAN                    BHFTI AQR               BHFTI BLACKROCK GLOBAL
                                    FUNDS(R) MODERATE ALLOCATION       GLOBAL RISK BALANCED            TACTICAL STRATEGIES
                                              DIVISION                       DIVISION                       DIVISION
                                   ------------------------------  -----------------------------  -----------------------------
                                        2020            2019           2020            2019            2020           2019
                                   --------------  --------------  -------------  --------------  -------------  --------------

Units beginning of year..........      48,048,192      54,921,254     79,861,505      91,641,725    117,923,351     135,196,017
Units issued and transferred
   from other funding options....       1,303,118       1,619,384      2,310,214       1,112,229      3,128,847       1,339,723
Units redeemed and transferred to
   other funding options.........     (6,718,809)     (8,492,446)   (11,802,077)    (12,892,449)   (17,502,553)    (18,612,389)
                                   --------------  --------------  -------------  --------------  -------------  --------------
Units end of year................      42,632,501      48,048,192     70,369,642      79,861,505    103,549,645     117,923,351
                                   ==============  ==============  =============  ==============  =============  ==============

                                               BHFTI                      BHFTI BRIGHTHOUSE                    BHFTI
                                       BLACKROCK HIGH YIELD             ASSET ALLOCATION 100         BRIGHTHOUSE BALANCED PLUS
                                             DIVISION                         DIVISION                       DIVISION
                                   ------------------------------  ------------------------------  ------------------------------
                                        2020            2019            2020            2019            2020            2019
                                   --------------  --------------  --------------  --------------  --------------  --------------

Units beginning of year..........          45,780          36,446       9,271,704      10,018,424     212,617,604     237,803,627
Units issued and transferred
   from other funding options....           6,032          14,229         799,905         778,452       9,802,112       6,025,734
Units redeemed and transferred to
   other funding options.........         (3,311)         (4,895)     (1,618,066)     (1,525,172)    (33,210,869)    (31,211,757)
                                   --------------  --------------  --------------  --------------  --------------  --------------
Units end of year................          48,501          45,780       8,453,543       9,271,704     189,208,847     212,617,604
                                   ==============  ==============  ==============  ==============  ==============  ==============

                                               BHFTI                 BHFTI BRIGHTHOUSE/ABERDEEN      BHFTI BRIGHTHOUSE/ARTISAN
                                    BRIGHTHOUSE SMALL CAP VALUE        EMERGING MARKETS EQUITY             INTERNATIONAL
                                             DIVISION                         DIVISION                       DIVISION
                                   ------------------------------  ------------------------------  ------------------------------
                                        2020            2019            2020            2019          2020 (a)          2019
                                   --------------  --------------  --------------  --------------  --------------  --------------

Units beginning of year..........         507,130         568,395       3,782,564       4,595,166             169             208
Units issued and transferred
   from other funding options....          88,010          38,087         561,725         311,680              13               9
Units redeemed and transferred to
   other funding options.........       (102,548)        (99,352)     (1,296,362)     (1,124,282)           (182)            (48)
                                   --------------  --------------  --------------  --------------  --------------  --------------
Units end of year................         492,592         507,130       3,047,927       3,782,564              --             169
                                   ==============  ==============  ==============  ==============  ==============  ==============

                                         BHFTI BRIGHTHOUSE/         BHFTI BRIGHTHOUSE/FRANKLIN       BHFTI BRIGHTHOUSE/TEMPLETON
                                      EATON VANCE FLOATING RATE      LOW DURATION TOTAL RETURN           INTERNATIONAL BOND
                                              DIVISION                       DIVISION                         DIVISION
                                   ------------------------------  ------------------------------  -------------------------------
                                        2020            2019            2020            2019            2020            2019
                                   --------------  --------------  --------------  --------------  --------------  --------------

Units beginning of year..........       2,151,505       2,481,218       7,151,707       7,585,943         432,512         489,079
Units issued and transferred
   from other funding options....         197,365         229,372       1,702,347       1,612,818          99,996          59,554
Units redeemed and transferred to
   other funding options.........       (754,782)       (559,085)     (2,269,834)     (2,047,054)       (110,876)       (116,121)
                                   --------------  --------------  --------------  --------------  --------------  --------------
Units end of year................       1,594,088       2,151,505       6,584,220       7,151,707         421,632         432,512
                                   ==============  ==============  ==============  ==============  ==============  ==============

                                   BHFTI BRIGHTHOUSE/WELLINGTON                  BHFTI                            BHFTI
                                        LARGE CAP RESEARCH            CLARION GLOBAL REAL ESTATE      HARRIS OAKMARK INTERNATIONAL
                                             DIVISION                          DIVISION                         DIVISION
                                   -------------------------------  -------------------------------  ------------------------------
                                        2020            2019             2020            2019             2020            2019
                                   --------------  --------------   --------------  ---------------  --------------  --------------

Units beginning of year..........       8,991,065      10,177,126        8,161,374        9,504,197      13,819,826      15,932,818
Units issued and transferred
   from other funding options....         385,958         259,230        1,478,193          555,270       3,134,776       1,286,850
Units redeemed and transferred to
   other funding options.........     (1,411,247)     (1,445,291)      (1,682,651)      (1,898,093)     (3,884,653)     (3,399,842)
                                   --------------  --------------   --------------  ---------------  --------------  --------------
Units end of year................       7,965,776       8,991,065        7,956,916        8,161,374      13,069,949      13,819,826
                                   ==============  ==============   ==============  ===============  ==============  ==============

(a) Had no assets at December 31, 2020.

               METROPOLITAN LIFE SEPARATE ACCOUNT E
              OF METROPOLITAN LIFE INSURANCE COMPANY
         NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

6.  SCHEDULES OF UNITS -- (CONTINUED)
    FOR THE YEARS ENDED DECEMBER 31, 2020 AND 2019:

                                            BHFTI INVESCO
                                      BALANCED-RISK ALLOCATION        BHFTI INVESCO COMSTOCK       BHFTI INVESCO GLOBAL EQUITY
                                              DIVISION                       DIVISION                       DIVISION
                                   ------------------------------  -----------------------------  ------------------------------
                                        2020            2019            2020            2019           2020            2019
                                   --------------  --------------  --------------  -------------  --------------  --------------

Units beginning of year..........     351,901,497     401,048,107           6,188          6,957      15,182,482      16,358,866
Units issued and transferred
   from other funding options....      13,478,804      10,424,111             626            165       1,981,053       2,187,380
Units redeemed and transferred to
   other funding options.........    (59,568,045)    (59,570,721)           (326)          (934)     (3,679,908)     (3,363,764)
                                   --------------  --------------  --------------  -------------  --------------  --------------
Units end of year................     305,812,256     351,901,497           6,488          6,188      13,483,627      15,182,482
                                   ==============  ==============  ==============  =============  ==============  ==============

                                               BHFTI                          BHFTI                     BHFTI JPMORGAN
                                     INVESCO SMALL CAP GROWTH          JPMORGAN CORE BOND          GLOBAL ACTIVE ALLOCATION
                                             DIVISION                       DIVISION                       DIVISION
                                   -----------------------------  -----------------------------  ------------------------------
                                        2020           2019            2020           2019            2020            2019
                                   -------------  --------------  --------------  -------------  --------------  --------------

Units beginning of year..........      1,335,510       1,509,587       6,207,730      7,254,348     534,476,737     605,342,000
Units issued and transferred
   from other funding options....        406,831         193,080       1,653,001      1,181,810      12,674,579      10,205,581
Units redeemed and transferred to
   other funding options.........      (536,408)       (367,157)     (1,952,404)    (2,228,428)    (84,897,077)    (81,070,844)
                                   -------------  --------------  --------------  -------------  --------------  --------------
Units end of year................      1,205,933       1,335,510       5,908,327      6,207,730     462,254,239     534,476,737
                                   =============  ==============  ==============  =============  ==============  ==============

                                                BHFTI                   BHFTI LOOMIS SAYLES
                                      JPMORGAN SMALL CAP VALUE           GLOBAL ALLOCATION           BHFTI LOOMIS SAYLES GROWTH
                                              DIVISION                       DIVISION                         DIVISION
                                   ------------------------------  ------------------------------  ------------------------------
                                        2020            2019            2020            2019            2020            2019
                                   --------------  --------------  --------------  --------------  --------------  --------------

Units beginning of year..........         808,325         876,517       4,334,728       4,983,673      21,007,586      24,657,864
Units issued and transferred
   from other funding options....         236,827         136,336         438,446         384,120       1,004,760       1,592,871
Units redeemed and transferred to
   other funding options.........       (277,084)       (204,528)     (1,014,063)     (1,033,065)     (5,495,465)     (5,243,149)
                                   --------------  --------------  --------------  --------------  --------------  --------------
Units end of year................         768,068         808,325       3,759,111       4,334,728      16,516,881      21,007,586
                                   ==============  ==============  ==============  ==============  ==============  ==============

                                           BHFTI METLIFE                    BHFTI MFS(R)                    BHFTI MORGAN
                                     MULTI-INDEX TARGETED RISK         RESEARCH INTERNATIONAL             STANLEY DISCOVERY
                                             DIVISION                         DIVISION                        DIVISION
                                   ------------------------------  ------------------------------  ------------------------------
                                        2020            2019            2020            2019            2020            2019
                                   --------------  --------------  --------------  --------------  --------------  --------------

Units beginning of year..........     572,965,706     638,887,551       8,765,910      10,106,842      11,049,927      12,304,050
Units issued and transferred
   from other funding options....      29,801,011      21,541,522         756,847         388,620       1,812,636       1,368,628
Units redeemed and transferred to
   other funding options.........    (91,146,454)    (87,463,367)     (1,486,598)     (1,729,552)     (3,274,736)     (2,622,751)
                                   --------------  --------------  --------------  --------------  --------------  --------------
Units end of year................     511,620,263     572,965,706       8,036,159       8,765,910       9,587,827      11,049,927
                                   ==============  ==============  ==============  ==============  ==============  ==============

                                          BHFTI PANAGORA                   BHFTI PIMCO
                                      GLOBAL DIVERSIFIED RISK       INFLATION PROTECTED BOND       BHFTI PIMCO TOTAL RETURN
                                             DIVISION                       DIVISION                       DIVISION
                                   ----------------------------  ------------------------------  -----------------------------
                                       2020            2019           2020            2019            2020            2019
                                   -------------  -------------  --------------  --------------  --------------  -------------

Units beginning of year..........     64,915,547     67,228,731      20,971,534      23,939,621      36,674,056     41,842,651
Units issued and transferred
   from other funding options....     15,577,244     10,882,009       3,855,134       2,100,645       6,814,561      3,904,769
Units redeemed and transferred to
   other funding options.........   (12,856,189)   (13,195,193)     (5,600,554)     (5,068,732)     (9,251,857)    (9,073,364)
                                   -------------  -------------  --------------  --------------  --------------  -------------
Units end of year................     67,636,602     64,915,547      19,226,114      20,971,534      34,236,760     36,674,056
                                   =============  =============  ==============  ==============  ==============  =============

                                               BHFTI                       BHFTI SSGA
                                   SCHRODERS GLOBAL MULTI-ASSET       GROWTH AND INCOME ETF          BHFTI SSGA GROWTH ETF
                                             DIVISION                       DIVISION                       DIVISION
                                   -----------------------------  ----------------------------  ------------------------------
                                        2020           2019           2020            2019           2020            2019
                                   --------------  -------------  -------------  -------------  --------------  --------------

Units beginning of year..........     524,050,033    601,844,418     35,242,960     41,641,734       6,956,479       7,753,198
Units issued and transferred
   from other funding options....      17,333,512      7,874,018        861,871        929,551         377,341         247,499
Units redeemed and transferred to
   other funding options.........    (86,200,923)   (85,668,403)    (5,323,566)    (7,328,325)     (1,322,619)     (1,044,218)
                                   --------------  -------------  -------------  -------------  --------------  --------------
Units end of year................     455,182,622    524,050,033     30,781,265     35,242,960       6,011,201       6,956,479
                                   ==============  =============  =============  =============  ==============  ==============

                                         BHFTI T. ROWE PRICE            BHFTI T. ROWE PRICE                 BHFTI TCW
                                           LARGE CAP VALUE                MID CAP GROWTH                CORE FIXED INCOME
                                              DIVISION                       DIVISION                       DIVISION
                                   ------------------------------  -----------------------------  -----------------------------
                                        2020            2019           2020            2019            2020           2019
                                   --------------  --------------  -------------  --------------  --------------  -------------

Units beginning of year..........          33,084          20,996     16,418,378      19,059,742          22,517         23,865
Units issued and transferred
   from other funding options....          35,014          13,057      1,895,616       1,580,099              --         13,466
Units redeemed and transferred to
   other funding options.........        (39,417)           (969)    (4,332,510)     (4,221,463)        (17,944)       (14,814)
                                   --------------  --------------  -------------  --------------  --------------  -------------
Units end of year................          28,681          33,084     13,981,484      16,418,378           4,573         22,517
                                   ==============  ==============  =============  ==============  ==============  =============

                                                                                                         BHFTI WESTERN
                                           BHFTI VICTORY               BHFTI WELLS CAPITAL             ASSET MANAGEMENT
                                      SYCAMORE MID CAP VALUE        MANAGEMENT MID CAP VALUE           GOVERNMENT INCOME
                                             DIVISION                       DIVISION                       DIVISION
                                   -----------------------------  -----------------------------  -----------------------------
                                        2020           2019            2020           2019            2020            2019
                                   --------------  -------------  -------------  --------------  --------------  -------------

Units beginning of year..........       7,872,022      9,098,703         11,942          12,534      32,564,019     36,441,983
Units issued and transferred
   from other funding options....         781,986        365,663            765              47      10,415,587      4,186,285
Units redeemed and transferred to
   other funding options.........     (1,457,433)    (1,592,344)        (5,354)           (639)    (10,604,103)    (8,064,249)
                                   --------------  -------------  -------------  --------------  --------------  -------------
Units end of year................       7,196,575      7,872,022          7,353          11,942      32,375,503     32,564,019
                                   ==============  =============  =============  ==============  ==============  =============

(a) Had no assets at December 31, 2020.

               METROPOLITAN LIFE SEPARATE ACCOUNT E
              OF METROPOLITAN LIFE INSURANCE COMPANY
         NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

6.  SCHEDULES OF UNITS -- (CONTINUED)
    FOR THE YEARS ENDED DECEMBER 31, 2020 AND 2019:

                                      BHFTII BAILLIE GIFFORD               BHFTII BLACKROCK                 BHFTII BLACKROCK
                                        INTERNATIONAL STOCK                   BOND INCOME                 CAPITAL APPRECIATION
                                             DIVISION                          DIVISION                         DIVISION
                                   ------------------------------  --------------------------------  ------------------------------
                                        2020            2019            2020              2019            2020            2019
                                   --------------  --------------  ---------------  ---------------  --------------  --------------

Units beginning of year..........       6,117,346       6,925,281        7,472,189        8,252,602       4,262,514       4,857,860
Units issued and transferred
   from other funding options....         603,330         297,682        1,222,384          742,879         571,791         453,331
Units redeemed and transferred to
   other funding options.........     (1,158,086)     (1,105,617)      (1,670,786)      (1,523,292)     (1,071,578)     (1,048,677)
                                   --------------  --------------  ---------------  ---------------  --------------  --------------
Units end of year................       5,562,590       6,117,346        7,023,787        7,472,189       3,762,727       4,262,514
                                   ==============  ==============  ===============  ===============  ==============  ==============

                                           BHFTII BLACKROCK                 BHFTII BRIGHTHOUSE
                                         ULTRA-SHORT TERM BOND              ASSET ALLOCATION 20
                                               DIVISION                          DIVISION
                                   --------------------------------  --------------------------------
                                         2020             2019            2020             2019
                                   ---------------  ---------------  ---------------  ---------------

Units beginning of year..........        3,255,640        3,622,610       19,652,658       22,770,094
Units issued and transferred
   from other funding options....        1,209,912          986,149        1,950,902        1,698,788
Units redeemed and transferred to
   other funding options.........      (1,223,350)      (1,353,119)      (4,002,131)      (4,816,224)
                                   ---------------  ---------------  ---------------  ---------------
Units end of year................        3,242,202        3,255,640       17,601,429       19,652,658
                                   ===============  ===============  ===============  ===============

                                         BHFTII BRIGHTHOUSE
                                         ASSET ALLOCATION 40
                                              DIVISION
                                   ------------------------------
                                        2020            2019
                                   --------------  --------------

Units beginning of year..........      49,796,769      57,833,464
Units issued and transferred
   from other funding options....       1,628,804       1,553,899
Units redeemed and transferred to
   other funding options.........     (7,635,513)     (9,590,594)
                                   --------------  --------------
Units end of year................      43,790,060      49,796,769
                                   ==============  ==============

                                          BHFTII BRIGHTHOUSE               BHFTII BRIGHTHOUSE           BHFTII BRIGHTHOUSE/ARTISAN
                                          ASSET ALLOCATION 60              ASSET ALLOCATION 80                 MID CAP VALUE
                                               DIVISION                         DIVISION                         DIVISION
                                   --------------------------------  -------------------------------  ------------------------------
                                         2020             2019            2020            2019             2020            2019
                                   ---------------  ---------------  --------------  ---------------  --------------  --------------

Units beginning of year..........      157,596,785      183,867,868      76,334,895       85,633,821       3,807,667       4,305,631
Units issued and transferred
   from other funding options....        3,761,127        4,644,425       2,283,827        2,231,120         372,989         160,672
Units redeemed and transferred to
   other funding options.........     (22,568,973)     (30,915,508)    (10,262,523)     (11,530,046)       (691,759)       (658,636)
                                   ---------------  ---------------  --------------  ---------------  --------------  --------------
Units end of year................      138,788,939      157,596,785      68,356,199       76,334,895       3,488,897       3,807,667
                                   ===============  ===============  ==============  ===============  ==============  ==============

                                         BHFTII BRIGHTHOUSE/                                             BHFTII BRIGHTHOUSE/
                                      DIMENSIONAL INTERNATIONAL          BHFTII BRIGHTHOUSE/           WELLINGTON CORE EQUITY
                                            SMALL COMPANY                WELLINGTON BALANCED                OPPORTUNITIES
                                              DIVISION                        DIVISION                        DIVISION
                                   ------------------------------  ------------------------------  ------------------------------
                                        2020            2019            2020            2019            2020            2019
                                   --------------  --------------  --------------  --------------  --------------  --------------

Units beginning of year..........         299,239         342,338       8,451,244       9,307,629       8,239,874       9,569,314
Units issued and transferred
   from other funding options....          51,604          35,445         300,489         265,973         491,188         428,911
Units redeemed and transferred to
   other funding options.........        (94,645)        (78,544)     (1,016,405)     (1,122,358)     (1,471,590)     (1,758,351)
                                   --------------  --------------  --------------  --------------  --------------  --------------
Units end of year................         256,198         299,239       7,735,328       8,451,244       7,259,472       8,239,874
                                   ==============  ==============  ==============  ==============  ==============  ==============

                                           BHFTII FRONTIER                                                    BHFTII
                                           MID CAP GROWTH              BHFTII JENNISON GROWTH      LOOMIS SAYLES SMALL CAP CORE
                                              DIVISION                        DIVISION                       DIVISION
                                   ------------------------------  ------------------------------  ------------------------------
                                        2020            2019            2020            2019            2020            2019
                                   --------------  --------------  --------------  --------------  --------------  --------------

Units beginning of year..........       5,529,994       6,195,073      11,874,095      13,877,939       3,029,622       3,400,873
Units issued and transferred
   from other funding options....         188,139         173,738       3,790,995       2,194,603         233,914         119,221
Units redeemed and transferred to
   other funding options.........       (784,852)       (838,817)     (5,085,207)     (4,198,447)       (555,755)       (490,472)
                                   --------------  --------------  --------------  --------------  --------------  --------------
Units end of year................       4,933,281       5,529,994      10,579,883      11,874,095       2,707,781       3,029,622
                                   ==============  ==============  ==============  ==============  ==============  ==============

                                           BHFTII LOOMIS                 BHFTII METLIFE                 BHFTII METLIFE
                                      SAYLES SMALL CAP GROWTH         AGGREGATE BOND INDEX            MID CAP STOCK INDEX
                                             DIVISION                       DIVISION                       DIVISION
                                   -----------------------------  -----------------------------  -----------------------------
                                       2020            2019           2020            2019           2020            2019
                                   -------------  --------------  -------------  --------------  -------------  --------------

Units beginning of year..........      2,127,099       2,501,161     51,794,175      56,750,323     12,674,256      14,264,640
Units issued and transferred
   from other funding options....        261,748         239,418     11,098,031       5,972,698      1,865,654         995,164
Units redeemed and transferred to
   other funding options.........      (533,352)       (613,480)   (14,071,413)    (10,928,846)    (3,072,850)     (2,585,548)
                                   -------------  --------------  -------------  --------------  -------------  --------------
Units end of year................      1,855,495       2,127,099     48,820,793      51,794,175     11,467,060      12,674,256
                                   =============  ==============  =============  ==============  =============  ==============

                                              BHFTII                         BHFTII                           BHFTII
                                    METLIFE MSCI EAFE(R) INDEX    METLIFE RUSSELL 2000(R) INDEX         METLIFE STOCK INDEX
                                             DIVISION                       DIVISION                         DIVISION
                                   -----------------------------  ------------------------------  ------------------------------
                                        2020            2019           2020           2019             2020            2019
                                   --------------  -------------  --------------  -------------   --------------  --------------

Units beginning of year..........      25,852,531     28,690,901       8,484,812      9,453,823       29,028,565      33,091,820
Units issued and transferred
   from other funding options....       3,677,350      1,816,465       1,413,138        768,332        2,507,005       1,619,091
Units redeemed and transferred to
   other funding options.........     (4,939,364)    (4,654,835)     (2,366,145)    (1,737,343)      (5,673,954)     (5,682,346)
                                   --------------  -------------  --------------  -------------   --------------  --------------
Units end of year................      24,590,517     25,852,531       7,531,805      8,484,812       25,861,616      29,028,565
                                   ==============  =============  ==============  =============   ==============  ==============

                                              BHFTII                                                         BHFTII
                                        MFS(R) TOTAL RETURN             BHFTII MFS(R) VALUE         NEUBERGER BERMAN GENESIS
                                             DIVISION                        DIVISION                       DIVISION
                                   -----------------------------  ------------------------------  -----------------------------
                                        2020           2019            2020            2019            2020           2019
                                   --------------  -------------  --------------  --------------  -------------  --------------

Units beginning of year..........       2,894,622      3,322,036      47,345,124      52,559,197      7,645,037       8,679,175
Units issued and transferred
   from other funding options....         180,941        150,322       8,106,642       4,741,036        466,818         382,726
Units redeemed and transferred to
   other funding options.........       (540,337)      (577,736)     (9,532,495)     (9,955,109)    (1,378,626)     (1,416,864)
                                   --------------  -------------  --------------  --------------  -------------  --------------
Units end of year................       2,535,226      2,894,622      45,919,271      47,345,124      6,733,229       7,645,037
                                   ==============  =============  ==============  ==============  =============  ==============

(a) Had no assets at December 31, 2020.

               METROPOLITAN LIFE SEPARATE ACCOUNT E
              OF METROPOLITAN LIFE INSURANCE COMPANY
         NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

6.  SCHEDULES OF UNITS -- (CONTINUED)
    FOR THE YEARS ENDED DECEMBER 31, 2020 AND 2019:

                                        BHFTII T. ROWE PRICE           BHFTII T. ROWE PRICE                BHFTII VAN ECK
                                          LARGE CAP GROWTH               SMALL CAP GROWTH             GLOBAL NATURAL RESOURCES
                                              DIVISION                       DIVISION                         DIVISION
                                   ------------------------------  ------------------------------  ------------------------------
                                        2020            2019            2020            2019            2020            2019
                                   --------------  --------------  --------------  --------------  --------------  --------------

Units beginning of year..........      15,477,657      17,216,055       8,620,361       9,657,475       2,701,656       2,687,622
Units issued and transferred
   from other funding options....       2,187,373       1,840,284         980,571         729,318         721,981         721,008
Units redeemed and transferred to
   other funding options.........     (4,354,716)     (3,578,682)     (2,031,932)     (1,766,432)     (1,098,747)       (706,974)
                                   --------------  --------------  --------------  --------------  --------------  --------------
Units end of year................      13,310,314      15,477,657       7,569,000       8,620,361       2,324,890       2,701,656
                                   ==============  ==============  ==============  ==============  ==============  ==============

                                       BHFTII WESTERN ASSET
                                       MANAGEMENT STRATEGIC             BHFTII WESTERN ASSET                   BLACKROCK
                                        BOND OPPORTUNITIES           MANAGEMENT U.S. GOVERNMENT         GLOBAL ALLOCATION V.I.
                                             DIVISION                         DIVISION                         DIVISION
                                   ------------------------------  -------------------------------  ------------------------------
                                        2020            2019            2020             2019            2020            2019
                                   --------------  --------------  --------------  ---------------  --------------  --------------

Units beginning of year..........      12,363,002      13,731,347       7,078,457        7,773,582           4,191           4,210
Units issued and transferred
   from other funding options....       1,453,040       1,279,420       2,751,545        1,234,628              14              38
Units redeemed and transferred to
   other funding options.........     (2,461,901)     (2,647,765)     (2,447,768)      (1,929,753)           (124)            (57)
                                   --------------  --------------  --------------  ---------------  --------------  --------------
Units end of year................      11,354,141      12,363,002       7,382,234        7,078,457           4,081           4,191
                                   ==============  ==============  ==============  ===============  ==============  ==============

                                        CALVERT VP SRI BALANCED          CALVERT VP SRI MID CAP
                                               DIVISION                         DIVISION
                                   --------------------------------  -------------------------------
                                        2020              2019             2020            2019
                                   ---------------  ---------------  ---------------  --------------

Units beginning of year..........        1,030,290        1,063,592          109,291         126,305
Units issued and transferred
   from other funding options....           88,215           90,694            3,333           5,443
Units redeemed and transferred to
   other funding options.........        (163,938)        (123,996)         (20,515)        (22,457)
                                   ---------------  ---------------  ---------------  --------------
Units end of year................          954,567        1,030,290           92,109         109,291
                                   ===============  ===============  ===============  ==============

                                              DELAWARE
                                         VIP SMALL CAP VALUE         FIDELITY(R) VIP CONTRAFUND       FIDELITY(R) VIP EQUITY-INCOME
                                              DIVISION                        DIVISION                          DIVISION
                                   -------------------------------  ------------------------------  --------------------------------
                                        2020            2019             2020            2019            2020              2019
                                   --------------  ---------------  --------------  --------------  ---------------  ---------------

Units beginning of year..........             448            5,992          66,654          72,718        1,544,624        1,815,376
Units issued and transferred
   from other funding options....              --              317           1,104           1,684           26,275           30,454
Units redeemed and transferred to
   other funding options.........              --          (5,861)         (5,793)         (7,748)        (218,996)        (301,206)
                                   --------------  ---------------  --------------  --------------  ---------------  ---------------
Units end of year................             448              448          61,965          66,654        1,351,903        1,544,624
                                   ==============  ===============  ==============  ==============  ===============  ===============

                                    FIDELITY(R) VIP FREEDOM 2020
                                              DIVISION
                                   -------------------------------
                                         2020            2019
                                   ---------------  --------------

Units beginning of year..........          135,554          56,275
Units issued and transferred
   from other funding options....           78,246          99,330
Units redeemed and transferred to
   other funding options.........         (38,747)        (20,051)
                                   ---------------  --------------
Units end of year................          175,053         135,554
                                   ===============  ==============

                                    FIDELITY(R) VIP FREEDOM 2025     FIDELITY(R) VIP FREEDOM 2030
                                              DIVISION                         DIVISION
                                   -------------------------------  -------------------------------
                                        2020             2019            2020            2019
                                   --------------  ---------------  --------------  ---------------

Units beginning of year..........         158,625           58,278         178,878          149,868
Units issued and transferred
   from other funding options....         187,895          116,366         111,619           51,580
Units redeemed and transferred to
   other funding options.........        (76,223)         (16,019)        (57,634)         (22,570)
                                   --------------  ---------------  --------------  ---------------
Units end of year................         270,297          158,625         232,863          178,878
                                   ==============  ===============  ==============  ===============

                                     FIDELITY(R) VIP FREEDOM 2035     FIDELITY(R) VIP FREEDOM 2040
                                               DIVISION                         DIVISION
                                   --------------------------------  -------------------------------
                                         2020            2019             2020            2019
                                   ---------------  ---------------  --------------  ---------------

Units beginning of year..........           15,788            4,218          39,636           19,309
Units issued and transferred
   from other funding options....           45,487           13,020          29,397           20,565
Units redeemed and transferred to
   other funding options.........          (5,125)          (1,450)        (19,275)            (238)
                                   ---------------  ---------------  --------------  ---------------
Units end of year................           56,150           15,788          49,758           39,636
                                   ===============  ===============  ==============  ===============

                                    FIDELITY(R) VIP FREEDOM 2045     FIDELITY(R) VIP FREEDOM 2050
                                              DIVISION                         DIVISION
                                   -------------------------------  -------------------------------
                                        2020            2019              2020            2019
                                   --------------  ---------------  ---------------  --------------

Units beginning of year..........          26,012            4,811           41,247          13,729
Units issued and transferred
   from other funding options....          27,393           21,987           70,240          31,424
Units redeemed and transferred to
   other funding options.........         (4,891)            (786)          (6,894)         (3,906)
                                   --------------  ---------------  ---------------  --------------
Units end of year................          48,514           26,012          104,593          41,247
                                   ==============  ===============  ===============  ==============

                                          FIDELITY(R) VIP                  FIDELITY(R) VIP                   FIDELITY(R) VIP
                                         FUNDSMANAGER 50%                 FUNDSMANAGER 60%               GOVERNMENT MONEY MARKET
                                             DIVISION                         DIVISION                          DIVISION
                                   ------------------------------  -------------------------------  --------------------------------
                                        2020            2019             2020            2019            2020             2019
                                   --------------  --------------  ---------------  --------------  ---------------  ---------------

Units beginning of year..........      15,805,863      18,690,885       15,189,665      17,207,125          330,518          330,351
Units issued and transferred
   from other funding options....          44,436          33,995           39,161          49,199          205,387          161,519
Units redeemed and transferred to
   other funding options.........     (2,017,075)     (2,919,017)      (1,579,803)     (2,066,659)        (169,548)        (161,352)
                                   --------------  --------------  ---------------  --------------  ---------------  ---------------
Units end of year................      13,833,224      15,805,863       13,649,023      15,189,665          366,357          330,518
                                   ==============  ==============  ===============  ==============  ===============  ===============

                                                                          FIDELITY(R) VIP
                                      FIDELITY(R) VIP GROWTH           INVESTMENT GRADE BOND            FIDELITY(R) VIP MID CAP
                                             DIVISION                        DIVISION                          DIVISION
                                   ------------------------------  ------------------------------  --------------------------------
                                        2020            2019            2020            2019            2020              2019
                                   --------------  --------------  --------------  --------------  ---------------  ---------------

Units beginning of year..........         744,359         879,956         240,865         255,936           51,631           59,331
Units issued and transferred
   from other funding options....          25,138          14,854          64,829          35,782              523              350
Units redeemed and transferred to
   other funding options.........       (106,043)       (150,451)        (70,114)        (50,853)          (4,219)          (8,050)
                                   --------------  --------------  --------------  --------------  ---------------  ---------------
Units end of year................         663,454         744,359         235,580         240,865           47,935           51,631
                                   ==============  ==============  ==============  ==============  ===============  ===============

(a) Had no assets at December 31, 2020.

               METROPOLITAN LIFE SEPARATE ACCOUNT E
              OF METROPOLITAN LIFE INSURANCE COMPANY
         NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

6.  SCHEDULES OF UNITS -- (CONCLUDED)
    FOR THE YEARS ENDED DECEMBER 31, 2020 AND 2019:

                                         FTVIPT TEMPLETON
                                      DEVELOPING MARKETS VIP          IVY VIP ASSET STRATEGY        JANUS HENDERSON ENTERPRISE
                                             DIVISION                        DIVISION                        DIVISION
                                   -----------------------------  ------------------------------  ------------------------------
                                        2020            2019         2020 (a)          2019            2020            2019
                                   --------------  -------------  --------------  --------------  --------------  --------------

Units beginning of year..........          24,767         88,922             110             128          10,195          10,917
Units issued and transferred
   from other funding options....              --            197               3               5           1,204           3,237
Units redeemed and transferred to
   other funding options.........              --       (64,352)           (113)            (23)         (1,071)         (3,959)
                                   --------------  -------------  --------------  --------------  --------------  --------------
Units end of year................          24,767         24,767              --             110          10,328          10,195
                                   ==============  =============  ==============  ==============  ==============  ==============

                                        LMPVET CLEARBRIDGE               LMPVET CLEARBRIDGE              LMPVET CLEARBRIDGE
                                       VARIABLE APPRECIATION         VARIABLE DIVIDEND STRATEGY       VARIABLE LARGE CAP GROWTH
                                             DIVISION                         DIVISION                        DIVISION
                                   ------------------------------  ------------------------------  ------------------------------
                                        2020            2019            2020            2019            2020            2019
                                   --------------  --------------  --------------  --------------  --------------  --------------

Units beginning of year..........           5,773           5,873          41,412          45,798          92,711         128,203
Units issued and transferred
   from other funding options....              64              67           3,544              94           4,012           4,353
Units redeemed and transferred to
   other funding options.........           (852)           (167)           (995)         (4,480)        (18,032)        (39,845)
                                   --------------  --------------  --------------  --------------  --------------  --------------
Units end of year................           4,985           5,773          43,961          41,412          78,691          92,711
                                   ==============  ==============  ==============  ==============  ==============  ==============

                                        LMPVET CLEARBRIDGE                  LMPVIT                     MORGAN STANLEY
                                     VARIABLE SMALL CAP GROWTH      WESTERN ASSET CORE PLUS       VIF GLOBAL INFRASTRUCTURE
                                             DIVISION                      DIVISION                       DIVISION
                                   ----------------------------  -----------------------------  -----------------------------
                                       2020            2019           2020           2019            2020           2019
                                   -------------  -------------  -------------  --------------  --------------  -------------

Units beginning of year..........          8,421          3,651         10,910          25,469           4,476          5,120
Units issued and transferred
   from other funding options....          1,620          4,864             --             415             220            103
Units redeemed and transferred to
   other funding options.........        (1,594)           (94)        (1,198)        (14,974)           (640)          (747)
                                   -------------  -------------  -------------  --------------  --------------  -------------
Units end of year................          8,447          8,421          9,712          10,910           4,056          4,476
                                   =============  =============  =============  ==============  ==============  =============

                                              PIMCO VIT
                                       COMMODITYREALRETURN(R)                                              PIMCO VIT
                                              STRATEGY               PIMCO VIT DYNAMIC BOND          EMERGING MARKETS BOND
                                              DIVISION                      DIVISION                       DIVISION
                                   ------------------------------  ----------------------------  -----------------------------
                                        2020            2019           2020            2019           2020           2019
                                   --------------  --------------  -------------  -------------  -------------  --------------

Units beginning of year..........           5,237           5,859          8,103          8,338          5,135           6,000
Units issued and transferred
   from other funding options....             255             271            117             62            211             319
Units redeemed and transferred to
   other funding options.........           (340)           (893)        (4,839)          (297)        (1,334)         (1,184)
                                   --------------  --------------  -------------  -------------  -------------  --------------
Units end of year................           5,152           5,237          3,381          8,103          4,012           5,135
                                   ==============  ==============  =============  =============  =============  ==============

                                           TAP 1919 VARIABLE SOCIALLY
                                               RESPONSIVE BALANCED
                                                    DIVISION
                                         -------------------------------
                                              2020             2019
                                         --------------  ---------------

Units beginning of year................           4,540            4,988
Units issued and transferred
   from other funding options..........              --              304
Units redeemed and transferred to
   other funding options...............              --            (752)
                                         --------------  ---------------
Units end of year......................           4,540            4,540
                                         ==============  ===============

(a) Had no assets at December 31, 2020.

               METROPOLITAN LIFE SEPARATE ACCOUNT E
              OF METROPOLITAN LIFE INSURANCE COMPANY
         NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

7.  FINANCIAL HIGHLIGHTS

The Company sells a number of variable annuity products which have unique combinations of features and fees, some of which directly affect the unit values of the Divisions. Differences in the fee structures result in a variety of unit values, expense ratios, and total returns.

The following table is a summary of unit values and units outstanding for the
Contracts, net assets, net investment income ratios, expense ratios, excluding expenses for the underlying fund, series, or portfolio, and total return ratios for the respective stated periods in the five years ended December 31, 2020:

                                                          AS OF DECEMBER 31
                                            --------------------------------------------
                                                            UNIT VALUE
                                                             LOWEST TO          NET
                                                UNITS       HIGHEST ($)     ASSETS ($)
                                            ------------  --------------  --------------

  American Funds(R) Bond              2020     4,240,005    1.19 - 25.20      87,818,399
     Division                         2019     4,042,100    1.09 - 23.11      77,224,066
                                      2018     4,211,306    1.01 - 21.27      74,861,593
                                      2017     4,884,182    1.03 - 21.56      88,742,232
                                      2016     5,189,712    1.01 - 20.94      92,324,388

  American Funds(R) Global            2020        31,184            9.04         281,770
     Growth Division                  2019        34,762            6.99         242,935
     (Commenced 10/31/2013 and        2018        48,260            5.21         251,565
     began transactions in 2016)      2017        64,628            5.78         373,749
                                      2016       124,565            4.44         552,875

  American Funds(R) Global            2020     7,379,440    6.36 - 77.12     474,942,195
     Small Capitalization Division    2019     8,707,173    4.98 - 59.90     437,123,606
                                      2018    10,120,809    3.85 - 45.89     391,323,313
                                      2017    11,417,354    4.37 - 51.69     501,546,451
                                      2016    12,941,976    3.53 - 41.36     458,931,633

  American Funds(R) Growth            2020     2,243,998   3.43 - 822.93   1,297,004,971
     Division                         2019     2,560,095   2.30 - 545.20   1,023,148,092
                                      2018     2,922,123   1.79 - 420.04     911,540,508
                                      2017     3,364,829   1.82 - 424.27   1,071,645,690
                                      2016     3,811,794   1.44 - 333.19     963,320,699

  American Funds(R)                   2020     2,655,428  28.02 - 383.50     766,106,526
     Growth-Income Division           2019     2,980,149  25.08 - 340.30     767,275,578
                                      2018     3,405,907  20.20 - 271.82     704,784,793
                                      2017     3,958,831  20.90 - 278.86     845,856,636
                                      2016     4,507,518  17.35 - 229.57     798,505,698

  BHFTI AB Global Dynamic             2020    78,219,417   14.53 - 16.01   1,236,443,892
     Allocation Division              2019    89,425,360   13.99 - 15.26   1,348,392,149
                                      2018   102,653,570   12.10 - 13.07   1,327,086,693
                                      2017   116,190,138   13.28 - 14.20   1,634,691,183
                                      2016   127,172,700   11.94 - 12.64   1,594,255,019

  BHFTI American Funds(R)             2020    40,375,709    2.03 - 22.68     813,811,656
     Balanced Allocation Division     2019    45,337,707    1.77 - 19.71     800,925,855
                                      2018    51,701,013    1.50 - 16.55     773,156,170
                                      2017    58,085,561    1.59 - 17.34     919,484,643
                                      2016    62,532,762    1.38 - 14.89     854,544,975

  BHFTI American Funds(R)             2020    21,672,182    2.20 - 24.15     473,694,389
     Growth Allocation Division       2019    23,820,328    1.90 - 20.76     451,501,018
                                      2018    25,965,628    1.56 - 16.87     403,169,471
                                      2017    28,757,029    1.67 - 17.99     479,556,343
                                      2016    30,410,462    1.44 - 14.90     423,353,677

                                                      FOR THE YEAR ENDED DECEMBER 31
                                            --------------------------------------------------
                                            INVESTMENT(1)  EXPENSE RATIO(2)    TOTAL RETURN(3)
                                               INCOME          LOWEST TO          LOWEST TO
                                              RATIO (%)       HIGHEST (%)        HIGHEST (%)
                                            -------------  ----------------  -----------------

  American Funds(R) Bond              2020       2.17        0.50 - 2.10           7.45 - 9.02
     Division                         2019       2.59        0.50 - 2.10           7.09 - 8.65
                                      2018       2.31        0.50 - 2.15       (2.84) - (1.36)
                                      2017       1.88        0.50 - 2.15           1.31 - 3.00
                                      2016       1.67        0.50 - 2.15           0.60 - 2.28

  American Funds(R) Global            2020       0.35               0.90                 29.29
     Growth Division                  2019       1.14               0.90                 34.06
     (Commenced 10/31/2013 and        2018       0.60               0.90                (9.86)
     began transactions in 2016)      2017       0.53               0.90                 30.30
                                      2016       1.37               0.90                (0.28)

  American Funds(R) Global            2020       0.17        0.50 - 2.50         26.51 - 28.88
     Small Capitalization Division    2019       0.15        0.50 - 2.50         28.27 - 30.67
                                      2018       0.08        0.50 - 2.50     (12.77) - (11.13)
                                      2017       0.43        0.50 - 2.50         22.80 - 25.08
                                      2016       0.24        0.50 - 2.50         (0.42) - 1.44

  American Funds(R) Growth            2020       0.32        0.50 - 2.35         48.54 - 50.94
     Division                         2019       0.73        0.50 - 2.35         27.74 - 29.80
                                      2018       0.42        0.50 - 2.35       (2.58) - (1.00)
                                      2017       0.49        0.50 - 2.35         25.32 - 27.34
                                      2016       0.76        0.50 - 2.35           6.95 - 8.67

  American Funds(R)                   2020       1.35        0.50 - 2.35         10.90 - 12.69
     Growth-Income Division           2019       1.62        0.50 - 2.35         23.21 - 25.19
                                      2018       1.35        0.50 - 2.35       (4.08) - (2.52)
                                      2017       1.36        0.50 - 2.35         19.55 - 21.47
                                      2016       1.46        0.50 - 2.35          8.88 - 10.69

  BHFTI AB Global Dynamic             2020       1.77        1.10 - 2.10           3.88 - 4.92
     Allocation Division              2019       3.46        1.10 - 2.10         15.62 - 16.78
                                      2018       1.66        1.10 - 2.10       (8.91) - (7.99)
                                      2017       1.48        1.10 - 2.10         11.26 - 12.38
                                      2016       1.59        1.10 - 2.10           1.44 - 2.46

  BHFTI American Funds(R)             2020       1.72        0.50 - 2.10         13.16 - 15.09
     Balanced Allocation Division     2019       1.80        0.50 - 2.10         17.04 - 19.11
                                      2018       1.46        0.50 - 2.10       (6.31) - (4.58)
                                      2017       1.49        0.50 - 2.10         14.44 - 16.44
                                      2016       1.62        0.50 - 2.10           5.57 - 7.34

  BHFTI American Funds(R)             2020       1.56        0.50 - 2.15         14.43 - 16.34
     Growth Allocation Division       2019       1.68        0.50 - 2.15         21.01 - 23.02
                                      2018       1.21        0.50 - 2.15       (7.78) - (6.24)
                                      2017       1.24        0.50 - 2.15         18.77 - 20.74
                                      2016       1.31        0.50 - 2.15           6.64 - 8.42

               METROPOLITAN LIFE SEPARATE ACCOUNT E
              OF METROPOLITAN LIFE INSURANCE COMPANY
         NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

7.  FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                                       AS OF DECEMBER 31
                                         --------------------------------------------
                                                         UNIT VALUE
                                                          LOWEST TO          NET
                                             UNITS       HIGHEST ($)     ASSETS ($)
                                         ------------  --------------  --------------

  BHFTI American Funds(R)          2020    10,039,904    3.82 - 38.93     374,416,489
     Growth Division               2019    13,396,429    2.55 - 25.92     333,656,449
                                   2018    16,299,179    1.98 - 20.08     315,250,770
                                   2017    20,103,266    2.01 - 20.37     395,973,373
                                   2016    23,833,859    1.59 - 16.08     371,921,161

  BHFTI American Funds(R)          2020    42,632,501    1.91 - 20.11     778,574,010
     Moderate Allocation Division  2019    48,048,192    1.71 - 17.88     786,219,704
                                   2018    54,921,254    1.48 - 15.47     782,649,526
                                   2017    63,563,450    1.55 - 16.10     949,575,557
                                   2016    70,805,087    1.38 - 14.32     943,720,963

  BHFTI AQR Global Risk            2020    70,369,642   11.86 - 13.38     929,413,643
     Balanced Division             2019    79,861,505   11.66 - 13.13   1,036,049,545
                                   2018    91,641,725    9.84 - 11.07   1,003,736,398
                                   2017   104,234,505   10.64 - 11.96   1,234,346,275
                                   2016   115,858,295    9.81 - 11.01   1,265,046,973

  BHFTI BlackRock Global           2020   103,549,645   13.87 - 15.28   1,562,480,869
     Tactical Strategies Division  2019   117,923,351   13.58 - 14.82   1,726,223,549
                                   2018   135,196,017   11.50 - 12.42   1,660,961,194
                                   2017   151,440,679   12.70 - 13.53   2,029,561,004
                                   2016   166,138,266   11.44 - 12.07   1,989,443,856

  BHFTI BlackRock High Yield       2020        48,501    3.89 - 36.97         449,845
     Division                      2019        45,780    3.65 - 34.77         449,626
                                   2018        36,446    3.21 - 30.61         389,657
                                   2017        33,615    3.33 - 31.86         413,602
                                   2016        35,582    3.12 - 29.89         331,029

  BHFTI Brighthouse Asset          2020     8,453,543    2.93 - 53.89     254,598,524
     Allocation 100 Division       2019     9,271,704    2.49 - 45.81     237,520,246
                                   2018    10,018,424    1.97 - 36.34     204,491,233
                                   2017    10,787,709    2.14 - 40.84     248,628,040
                                   2016    11,416,804    1.76 - 33.59     218,682,416

  BHFTI Brighthouse Balanced       2020   189,208,847   17.28 - 19.13   3,572,331,763
     Plus Division                 2019   212,617,604   15.69 - 17.19   3,610,425,443
                                   2018   237,803,627   12.98 - 14.07   3,308,331,916
                                   2017   254,482,460   14.31 - 15.35   3,869,437,236
                                   2016   267,191,129   12.36 - 13.12   3,476,074,955

  BHFTI Brighthouse Small Cap      2020       492,592    3.69 - 39.75      17,064,278
     Value Division                2019       507,130    3.74 - 40.18      17,894,741
                                   2018       568,395    2.93 - 31.36      15,380,952
                                   2017       611,465    3.49 - 37.18      19,791,285
                                   2016       648,258    3.15 - 33.45      18,727,164

  BHFTI Brighthouse/Aberdeen       2020     3,047,927    1.70 - 16.31      47,234,562
     Emerging Markets Equity       2019     3,782,564    1.35 - 12.93      46,669,817
     Division                      2018     4,595,166    1.12 - 10.81      47,553,441
                                   2017     4,781,863    1.32 - 12.72      58,423,937
                                   2016     5,375,922    1.03 - 10.01      51,521,589

                                                   FOR THE YEAR ENDED DECEMBER 31
                                         --------------------------------------------------
                                         INVESTMENT(1)  EXPENSE RATIO(2)    TOTAL RETURN(3)
                                            INCOME          LOWEST TO          LOWEST TO
                                           RATIO (%)       HIGHEST (%)        HIGHEST (%)
                                         -------------  ----------------  -----------------

  BHFTI American Funds(R)          2020       0.84        0.95 - 2.25         48.25 - 50.20
     Growth Division               2019       0.44        0.95 - 2.25         27.44 - 29.11
                                   2018       0.39        0.95 - 2.25       (2.73) - (1.44)
                                   2017       0.40        0.95 - 2.25         25.06 - 26.70
                                   2016       0.30        0.95 - 2.25           6.67 - 8.07

  BHFTI American Funds(R)          2020       1.89        0.50 - 2.10         10.64 - 12.43
     Moderate Allocation Division  2019       1.98        0.50 - 2.10         13.74 - 15.58
                                   2018       1.73        0.50 - 2.10       (5.43) - (3.90)
                                   2017       1.77        0.50 - 2.10         10.62 - 12.40
                                   2016       1.91        0.50 - 2.10           4.79 - 6.48

  BHFTI AQR Global Risk            2020       2.35        1.10 - 2.05           0.93 - 1.89
     Balanced Division             2019       2.95        1.10 - 2.05         17.48 - 18.61
                                   2018       0.38        1.10 - 2.05       (8.26) - (7.38)
                                   2017       1.71        1.10 - 2.10           7.53 - 8.60
                                   2016         --        1.10 - 2.15           6.64 - 7.77

  BHFTI BlackRock Global           2020       1.58        1.10 - 2.10           2.14 - 3.17
     Tactical Strategies Division  2019       0.19        1.10 - 2.10         18.12 - 19.31
                                   2018       1.42        1.10 - 2.10       (9.12) - (8.20)
                                   2017       0.67        1.10 - 2.05         11.02 - 12.07
                                   2016       1.45        1.10 - 2.05           2.31 - 3.29

  BHFTI BlackRock High Yield       2020       5.34        0.90 - 1.60           5.80 - 6.79
     Division                      2019       5.89        0.90 - 1.60         13.03 - 14.02
                                   2018       4.97        0.90 - 1.60       (4.42) - (3.46)
                                   2017       5.40        0.90 - 1.60           6.05 - 7.10
                                   2016       5.83        0.90 - 1.60         12.17 - 13.24

  BHFTI Brighthouse Asset          2020       1.26        0.50 - 2.00         16.55 - 18.32
     Allocation 100 Division       2019       1.63        0.50 - 2.05         24.90 - 26.85
                                   2018       1.12        0.50 - 2.05     (11.90) - (10.52)
                                   2017       1.34        0.50 - 2.05         20.45 - 22.32
                                   2016       2.39        0.50 - 2.05           6.77 - 8.43

  BHFTI Brighthouse Balanced       2020       2.35        1.10 - 2.15         10.12 - 11.29
     Plus Division                 2019       2.03        1.10 - 2.15         20.94 - 22.21
                                   2018       1.67        1.10 - 2.15       (9.34) - (8.38)
                                   2017       1.55        1.10 - 2.15         15.82 - 17.04
                                   2016       2.87        1.10 - 2.15           6.06 - 7.18

  BHFTI Brighthouse Small Cap      2020       1.34        0.50 - 1.55       (2.11) - (1.07)
     Value Division                2019       0.89        0.50 - 1.60         26.73 - 28.13
                                   2018       1.04        0.50 - 1.60     (16.59) - (15.66)
                                   2017       0.91        0.50 - 1.55          9.99 - 11.14
                                   2016       1.05        0.50 - 1.55         29.24 - 30.60

  BHFTI Brighthouse/Aberdeen       2020       2.07        0.90 - 2.25         24.46 - 26.53
     Emerging Markets Equity       2019       1.65        0.90 - 2.25         18.06 - 19.90
     Division                      2018       2.60        0.90 - 2.25     (16.10) - (14.69)
                                   2017       1.09        0.90 - 2.25         25.48 - 27.44
                                   2016       0.97        0.90 - 2.25          9.02 - 10.83

               METROPOLITAN LIFE SEPARATE ACCOUNT E
              OF METROPOLITAN LIFE INSURANCE COMPANY
         NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

7.  FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                                       AS OF DECEMBER 31
                                         --------------------------------------------
                                                         UNIT VALUE
                                                          LOWEST TO          NET
                                             UNITS       HIGHEST ($)     ASSETS ($)
                                         ------------  --------------  --------------

  BHFTI Brighthouse/Artisan        2020            --           13.13              --
     International Division        2019           169           12.36           2,090
     (Had no net assets at         2018           208            9.65           2,006
     December 31, 2020)            2017           256           10.98           2,810
                                   2016           313            8.47           2,647

  BHFTI Brighthouse/Eaton          2020     1,594,088   11.75 - 12.94      19,938,279
     Vance Floating Rate Division  2019     2,151,505   11.69 - 12.81      26,783,935
                                   2018     2,481,218   11.15 - 12.11      29,267,597
                                   2017     2,489,148   11.34 - 12.20      29,625,659
                                   2016     2,268,533   11.17 - 11.90      26,476,747

  BHFTI Brighthouse/Franklin       2020     6,584,220    9.66 - 11.17      68,394,975
     Low Duration Total Return     2019     7,151,707    9.65 - 11.00      73,642,877
     Division                      2018     7,585,943    9.23 - 10.56      75,568,731
                                   2017     8,361,024    9.56 - 10.57      83,966,094
                                   2016     8,173,168    9.63 - 10.48      82,027,391

  BHFTI Brighthouse/Templeton      2020       421,632   10.71 - 12.11       4,944,012
     International Bond Division   2019       432,512   11.62 - 13.00       5,449,838
                                   2018       489,079   11.71 - 12.97       6,165,086
                                   2017       589,796   11.83 - 12.96       7,449,814
                                   2016       610,154   12.06 - 13.07       7,790,764

  BHFTI                            2020     7,965,776   3.34 - 691.83     805,727,887
     Brighthouse/Wellington Large  2019     8,991,065   2.76 - 565.38     741,294,779
     Cap Research Division         2018    10,177,126   2.12 - 427.76     636,225,847
                                   2017    11,512,938   2.28 - 455.44     764,291,187
                                   2016    12,937,320   1.89 - 372.76     703,695,885

  BHFTI Clarion Global Real        2020     7,956,916    2.24 - 23.97     166,520,792
     Estate Division               2019     8,161,374    2.38 - 25.37     182,528,745
                                   2018     9,504,197    1.93 - 20.43     172,053,744
                                   2017    10,875,352    2.13 - 22.47     218,280,039
                                   2016    12,014,777    1.94 - 20.39     220,012,334

  BHFTI Harris Oakmark             2020    13,069,949    3.19 - 37.66     418,249,872
     International Division        2019    13,819,826    3.06 - 36.01     425,579,613
                                   2018    15,932,818    2.48 - 29.06     398,451,152
                                   2017    16,803,885    3.29 - 38.42     554,231,973
                                   2016    19,261,195    2.55 - 29.60     494,276,831

  BHFTI Invesco Balanced-Risk      2020   305,812,256     1.34 - 1.44     436,657,575
     Allocation Division           2019   351,901,497    1.24 - 13.34     461,843,455
                                   2018   401,048,107    1.10 - 11.70     462,317,377
                                   2017   445,688,739     1.19 - 1.25     556,009,732
                                   2016   454,902,610     1.10 - 1.15     522,371,527

  BHFTI Invesco Comstock           2020         6,488    1.54 - 23.03          54,656
     Division                      2019         6,188    1.56 - 23.40          57,870
                                   2018         6,957    1.26 - 18.94          49,587
                                   2017        10,379    1.45 - 21.80          47,958
                                   2016         7,061    1.24 - 18.67          14,408

                                                   FOR THE YEAR ENDED DECEMBER 31
                                         --------------------------------------------------
                                         INVESTMENT(1)  EXPENSE RATIO(2)    TOTAL RETURN(3)
                                            INCOME          LOWEST TO          LOWEST TO
                                           RATIO (%)       HIGHEST (%)        HIGHEST (%)
                                         -------------  ----------------  -----------------

  BHFTI Brighthouse/Artisan        2020       1.13               1.35                  6.22
     International Division        2019       1.19               1.35                 28.15
     (Had no net assets at         2018       1.22               1.35               (12.11)
     December 31, 2020)            2017       1.08               1.35                 29.58
                                   2016       0.90               1.35               (10.49)

  BHFTI Brighthouse/Eaton          2020       4.67        1.10 - 2.00           0.04 - 0.94
     Vance Floating Rate Division  2019       4.58        1.10 - 2.05           4.86 - 5.86
                                   2018       3.53        1.10 - 2.05       (1.74) - (0.79)
                                   2017       3.78        1.10 - 2.05           1.58 - 2.55
                                   2016       3.80        1.10 - 2.05           7.05 - 8.07

  BHFTI Brighthouse/Franklin       2020       3.39        0.50 - 2.00           0.10 - 1.61
     Low Duration Total Return     2019       3.32        0.50 - 2.00           2.56 - 4.11
     Division                      2018       1.77        0.50 - 2.25       (1.81) - (0.07)
                                   2017       1.43        0.50 - 2.00         (0.67) - 0.83
                                   2016       2.92        0.50 - 2.00           1.09 - 2.62

  BHFTI Brighthouse/Templeton      2020       6.25        0.95 - 2.00       (7.78) - (6.80)
     International Bond Division   2019       8.38        0.95 - 2.00         (0.84) - 0.21
                                   2018         --        0.95 - 2.00         (1.01) - 0.04
                                   2017         --        0.95 - 2.00       (1.84) - (0.80)
                                   2016         --        0.95 - 2.00       (1.12) - (0.08)

  BHFTI                            2020       1.11        0.00 - 2.50         19.31 - 22.37
     Brighthouse/Wellington Large  2019       1.12        0.00 - 2.50         28.77 - 32.17
     Cap Research Division         2018       1.00        0.00 - 2.50       (8.49) - (6.08)
                                   2017       1.05        0.00 - 2.50         19.14 - 22.18
                                   2016       2.40        0.00 - 2.50           5.78 - 8.59

  BHFTI Clarion Global Real        2020       4.52        0.50 - 2.25       (7.14) - (5.40)
     Estate Division               2019       3.08        0.50 - 2.25         22.03 - 24.29
                                   2018       5.96        0.50 - 2.25      (10.69) - (8.95)
                                   2017       3.47        0.50 - 2.25          8.29 - 10.26
                                   2016       2.09        0.50 - 2.25         (1.37) - 0.50

  BHFTI Harris Oakmark             2020       3.30        0.50 - 2.25           2.77 - 4.68
     International Division        2019       2.21        0.50 - 2.25         21.75 - 24.03
                                   2018       1.72        0.50 - 2.25     (25.67) - (24.23)
                                   2017       1.64        0.50 - 2.25         27.54 - 29.94
                                   2016       2.14        0.50 - 2.25           5.77 - 7.73

  BHFTI Invesco Balanced-Risk      2020       5.45        1.15 - 2.00           7.95 - 8.87
     Allocation Division           2019         --        1.10 - 2.00         13.00 - 14.02
                                   2018       1.17        1.10 - 2.00       (8.30) - (7.46)
                                   2017       3.73        1.15 - 2.10           7.72 - 8.75
                                   2016       0.15        1.15 - 2.10          9.40 - 10.44

  BHFTI Invesco Comstock           2020       2.16        0.90 - 1.35       (1.84) - (1.40)
     Division                      2019       2.13        0.90 - 1.35         23.28 - 23.84
                                   2018       0.65        0.90 - 1.35     (13.34) - (12.95)
                                   2017       2.63        0.90 - 1.35         16.44 - 16.97
                                   2016       2.45        0.90 - 1.35         15.73 - 16.25

                                    E-100

               METROPOLITAN LIFE SEPARATE ACCOUNT E
              OF METROPOLITAN LIFE INSURANCE COMPANY
         NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

7.  FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                                     AS OF DECEMBER 31
                                       --------------------------------------------
                                                       UNIT VALUE
                                                        LOWEST TO          NET
                                           UNITS       HIGHEST ($)     ASSETS ($)
                                       ------------  --------------  --------------

  BHFTI Invesco Global Equity    2020    13,483,627    2.07 - 57.62     281,517,566
     Division                    2019    15,182,482    1.63 - 45.47     261,214,721
                                 2018    16,358,866    1.25 - 34.80     226,269,164
                                 2017    15,776,074    1.44 - 40.36     282,853,081
                                 2016    16,415,762    1.07 - 29.72     240,714,689

  BHFTI Invesco Small Cap        2020     1,205,933    6.01 - 70.81      71,253,289
     Growth Division             2019     1,335,510    3.89 - 45.40      51,053,864
                                 2018     1,509,587    3.17 - 36.68      47,102,731
                                 2017     1,615,884    3.53 - 40.53      56,474,486
                                 2016     1,830,196    2.85 - 32.50      51,145,397

  BHFTI JPMorgan Core Bond       2020     5,908,327   11.14 - 13.02      75,426,695
     Division                    2019     6,207,730   10.49 - 12.21      74,354,984
                                 2018     7,254,348    9.85 - 11.41      81,327,656
                                 2017     8,421,961   10.01 - 11.54      95,678,197
                                 2016     8,737,449    9.84 - 11.30      97,321,513

  BHFTI JPMorgan Global          2020   462,254,239    1.55 - 16.87     770,639,003
     Active Allocation Division  2019   534,476,737    1.41 - 15.20     803,699,960
                                 2018   605,342,000    1.23 - 13.14     788,207,295
                                 2017   606,636,328    1.35 - 14.32     861,680,922
                                 2016   658,264,125    1.18 - 12.41     811,489,227

  BHFTI JPMorgan Small Cap       2020       768,068    2.80 - 26.10      18,968,277
     Value Division              2019       808,325    2.65 - 24.86      18,936,921
                                 2018       876,517    2.24 - 21.10      17,643,222
                                 2017     1,036,634    2.62 - 24.78      24,628,939
                                 2016     1,149,179    2.55 - 24.25      26,497,515

  BHFTI Loomis Sayles Global     2020     3,759,111    2.47 - 29.88     105,220,386
     Allocation Division         2019     4,334,728    2.18 - 26.32     107,109,800
                                 2018     4,983,673    1.73 - 20.87      98,196,428
                                 2017     5,880,789    1.85 - 22.30     124,432,486
                                 2016     6,761,244    1.53 - 18.33     117,860,066

  BHFTI Loomis Sayles Growth     2020    16,516,881   2.57 - 586.63     486,587,823
     Division                    2019    21,007,586   1.97 - 445.88     467,060,137
                                 2018    24,657,864   1.61 - 362.64     444,649,592
                                 2017    29,749,965   1.75 - 392.14     575,606,365
                                 2016    34,182,457   1.49 - 332.84     556,843,925

  BHFTI MetLife Multi-Index      2020   511,620,263    1.51 - 16.43     831,657,042
     Targeted Risk Division      2019   572,965,706    1.45 - 15.59     884,702,376
                                 2018   638,887,551    1.22 - 12.95     820,528,591
                                 2017   689,687,735    1.34 - 14.11     966,194,514
                                 2016   733,282,833    1.18 - 12.35     900,136,783

  BHFTI MFS(R) Research          2020     8,036,159    2.32 - 27.15     172,621,221
     International Division      2019     8,765,910    2.08 - 24.14     168,375,370
                                 2018    10,106,842    1.64 - 18.92     153,947,912
                                 2017    11,333,543    1.94 - 22.16     202,267,389
                                 2016    13,120,940    1.53 - 17.41     185,265,721

                                                 FOR THE YEAR ENDED DECEMBER 31
                                       --------------------------------------------------
                                       INVESTMENT(1)  EXPENSE RATIO(2)    TOTAL RETURN(3)
                                          INCOME          LOWEST TO          LOWEST TO
                                         RATIO (%)       HIGHEST (%)        HIGHEST (%)
                                       -------------  ----------------  -----------------

  BHFTI Invesco Global Equity    2020       0.77        0.50 - 2.15         24.93 - 27.09
     Division                    2019       0.91        0.50 - 2.15         28.83 - 31.06
                                 2018       1.10        0.50 - 2.15     (14.96) - (13.53)
                                 2017       0.99        0.50 - 2.15         33.90 - 36.24
                                 2016       1.03        0.50 - 2.15       (1.85) - (0.16)

  BHFTI Invesco Small Cap        2020         --        0.50 - 2.15         53.58 - 55.98
     Growth Division             2019         --        0.50 - 2.15         21.80 - 23.79
                                 2018         --        0.50 - 2.25      (11.08) - (9.50)
                                 2017         --        0.50 - 2.15         22.78 - 24.71
                                 2016         --        0.50 - 2.25          8.96 - 10.88

  BHFTI JPMorgan Core Bond       2020       3.23        1.10 - 2.00           5.75 - 6.71
     Division                    2019       4.54        1.10 - 2.05           6.02 - 7.03
                                 2018       2.73        1.10 - 2.05       (2.02) - (1.08)
                                 2017       2.47        1.10 - 2.05           1.22 - 2.18
                                 2016       2.82        1.10 - 2.25         (0.04) - 1.11

  BHFTI JPMorgan Global          2020       2.30        1.10 - 2.05          9.94 - 11.00
     Active Allocation Division  2019       2.74        1.10 - 2.05         14.54 - 15.63
                                 2018       1.62        1.10 - 2.05       (9.08) - (8.21)
                                 2017       2.54        1.10 - 2.10         14.24 - 15.38
                                 2016       2.12        1.10 - 2.10           0.76 - 1.78

  BHFTI JPMorgan Small Cap       2020       1.20        0.90 - 2.00           4.01 - 5.39
     Value Division              2019       1.09        0.90 - 2.05         16.73 - 18.46
                                 2018       1.08        0.90 - 2.05     (15.67) - (14.54)
                                 2017       1.13        0.90 - 2.05           1.22 - 2.70
                                 2016       1.60        0.90 - 2.05         27.86 - 29.68

  BHFTI Loomis Sayles Global     2020       0.69        0.50 - 2.00         12.51 - 14.21
     Allocation Division         2019       1.49        0.50 - 2.05         24.94 - 26.89
                                 2018       1.86        0.50 - 2.25       (7.50) - (5.86)
                                 2017       1.39        0.50 - 2.25         20.24 - 22.36
                                 2016       1.68        0.50 - 2.25           2.45 - 4.25

  BHFTI Loomis Sayles Growth     2020       0.65        0.50 - 2.25         29.28 - 31.68
     Division                    2019       0.84        0.50 - 2.25         20.82 - 23.03
                                 2018       0.61        0.50 - 2.25       (9.14) - (7.41)
                                 2017       0.75        0.50 - 2.25         15.78 - 17.93
                                 2016       0.43        0.50 - 2.25           0.40 - 2.32

  BHFTI MetLife Multi-Index      2020       2.19        0.90 - 2.10           4.34 - 5.60
     Targeted Risk Division      2019       2.14        0.90 - 2.10         19.18 - 20.62
                                 2018       1.75        0.90 - 2.10       (9.12) - (8.02)
                                 2017       1.47        0.90 - 2.10         13.15 - 14.51
                                 2016       1.32        0.90 - 2.10           2.19 - 3.43

  BHFTI MFS(R) Research          2020       2.31        0.50 - 2.15         10.65 - 12.45
     International Division      2019       1.41        0.50 - 2.15         25.74 - 27.67
                                 2018       2.02        0.50 - 2.25     (15.92) - (14.43)
                                 2017       1.80        0.50 - 2.15         25.62 - 27.52
                                 2016       2.07        0.50 - 2.15       (2.89) - (1.37)

                                    E-101

               METROPOLITAN LIFE SEPARATE ACCOUNT E
              OF METROPOLITAN LIFE INSURANCE COMPANY
         NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

7.  FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                                    AS OF DECEMBER 31
                                      -------------------------------------------
                                                      UNIT VALUE
                                                       LOWEST TO         NET
                                          UNITS       HIGHEST ($)    ASSETS ($)
                                      ------------  --------------  -------------

  BHFTI Morgan Stanley          2020     9,587,827   8.93 - 109.37    920,192,712
     Discovery Division         2019    11,049,927    3.58 - 43.43    423,750,247
                                2018    12,304,050    2.59 - 31.15    340,007,433
                                2017    13,380,312    2.38 - 28.42    339,623,699
                                2016    14,691,729    1.72 - 20.41    269,357,054

  BHFTI PanAgora Global         2020    67,636,602     1.36 - 1.44     97,068,610
     Diversified Risk Division  2019    64,915,547     1.24 - 1.31     84,293,104
                                2018    67,228,731     1.04 - 1.08     72,446,308
                                2017    80,775,666     1.15 - 1.19     95,392,815
                                2016    74,593,960     1.04 - 1.06     79,219,064

  BHFTI PIMCO Inflation         2020    19,226,114    1.18 - 20.08    330,502,638
     Protected Bond Division    2019    20,971,534    1.07 - 18.07    327,258,585
                                2018    23,939,621    0.99 - 16.77    349,179,155
                                2017    28,145,710    1.02 - 17.24    425,983,675
                                2016    29,444,296    1.00 - 16.72    435,880,990

  BHFTI PIMCO Total Return      2020    34,236,760    2.09 - 24.71    715,365,209
     Division                   2019    36,674,056    1.95 - 22.89    715,395,370
                                2018    41,842,651    1.82 - 21.21    757,914,158
                                2017    49,441,770    1.85 - 21.36    908,315,454
                                2016    52,424,443    1.80 - 20.54    925,935,319

  BHFTI Schroders Global        2020   455,182,622    1.43 - 15.67    703,341,582
     Multi-Asset Division       2019   524,050,033    1.43 - 15.51    802,843,446
                                2018   601,844,418    1.21 - 12.91    768,330,201
                                2017   395,258,412    1.36 - 14.41    564,139,933
                                2016   424,763,788    1.21 - 12.75    537,033,268

  BHFTI SSGA Growth and         2020    30,781,265   18.35 - 23.43    644,690,157
     Income ETF Division        2019    35,242,960   17.06 - 21.44    680,226,971
                                2018    41,641,734   14.57 - 18.01    680,006,923
                                2017    49,193,853   15.92 - 19.37    869,542,351
                                2016    55,792,678   14.03 - 16.80    861,727,162

  BHFTI SSGA Growth ETF         2020     6,011,201   19.05 - 24.32    130,804,692
     Division                   2019     6,956,479   17.56 - 22.07    138,322,296
                                2018     7,753,198   14.65 - 18.11    127,430,864
                                2017     8,624,728   16.40 - 19.95    157,056,020
                                2016     9,414,590   14.15 - 16.76    145,066,205

  BHFTI T. Rowe Price Large     2020        28,681  12.81 - 120.39        685,939
     Cap Value Division         2019        33,084  12.57 - 118.33        725,942
                                2018        20,996   10.02 - 94.56        409,218
                                2017        23,096  11.13 - 105.25        578,718
                                2016        22,303    9.61 - 90.99        441,526

  BHFTI T. Rowe Price Mid Cap   2020    13,981,484    3.56 - 63.81    505,414,544
     Growth Division            2019    16,418,378    2.91 - 51.83    484,527,095
                                2018    19,059,742    2.25 - 39.81    430,092,959
                                2017    21,768,491    2.33 - 41.02    506,160,540
                                2016    23,983,678    1.90 - 33.09    451,415,560

                                                FOR THE YEAR ENDED DECEMBER 31
                                      --------------------------------------------------
                                      INVESTMENT(1)  EXPENSE RATIO(2)    TOTAL RETURN(3)
                                         INCOME          LOWEST TO          LOWEST TO
                                        RATIO (%)       HIGHEST (%)        HIGHEST (%)
                                      -------------  ----------------  -----------------

  BHFTI Morgan Stanley          2020         --        0.50 - 2.25      147.48 - 151.85
     Discovery Division         2019         --        0.50 - 2.25        37.01 - 39.43
                                2018         --        0.50 - 2.25          7.69 - 9.60
                                2017       0.30        0.50 - 2.25        36.81 - 39.22
                                2016         --        0.50 - 2.25     (10.50) - (8.92)

  BHFTI PanAgora Global         2020       3.14        1.15 - 2.00         9.63 - 10.57
     Diversified Risk Division  2019       3.24        1.15 - 2.00        19.58 - 20.60
                                2018         --        1.15 - 2.00      (9.43) - (8.65)
                                2017         --        1.15 - 2.00        10.37 - 11.31
                                2016       2.54        1.15 - 2.00          8.92 - 9.85

  BHFTI PIMCO Inflation         2020       2.68        0.50 - 2.15         9.16 - 11.13
     Protected Bond Division    2019       3.41        0.50 - 2.15          5.97 - 7.79
                                2018       1.60        0.50 - 2.25      (4.59) - (2.76)
                                2017       1.56        0.50 - 2.25          1.17 - 3.14
                                2016         --        0.50 - 2.25          2.65 - 4.49

  BHFTI PIMCO Total Return      2020       3.69        0.50 - 2.25          6.09 - 8.12
     Division                   2019       2.93        0.50 - 2.25          6.05 - 7.98
                                2018       1.39        0.50 - 2.25      (2.46) - (0.62)
                                2017       1.78        0.50 - 2.25          2.18 - 4.10
                                2016       2.59        0.50 - 2.25          0.33 - 2.18

  BHFTI Schroders Global        2020       1.77        0.90 - 2.10        (0.02) - 1.19
     Multi-Asset Division       2019       1.47        0.90 - 2.10        18.97 - 20.40
                                2018       1.66        0.90 - 2.10     (11.32) - (6.23)
                                2017       0.79        1.10 - 2.10        11.93 - 13.05
                                2016       1.41        1.10 - 2.15          3.41 - 4.50

  BHFTI SSGA Growth and         2020       2.68        0.50 - 2.10          7.54 - 9.28
     Income ETF Division        2019       2.33        0.50 - 2.10        17.12 - 19.01
                                2018       2.33        0.50 - 2.10      (8.47) - (6.99)
                                2017       2.43        0.50 - 2.10        13.46 - 15.28
                                2016       2.36        0.50 - 2.10          3.59 - 5.26

  BHFTI SSGA Growth ETF         2020       2.42        0.50 - 2.10         8.44 - 10.20
     Division                   2019       1.97        0.50 - 2.10        19.90 - 21.83
                                2018       2.02        0.50 - 2.10     (10.65) - (9.20)
                                2017       2.10        0.50 - 2.10        17.16 - 19.04
                                2016       2.15        0.50 - 2.00          4.76 - 6.35

  BHFTI T. Rowe Price Large     2020       3.00        0.90 - 1.60          1.23 - 1.95
     Cap Value Division         2019       1.95        0.90 - 1.60        24.51 - 25.38
                                2018       1.80        0.90 - 1.60     (10.61) - (9.98)
                                2017       2.07        0.90 - 1.60        15.10 - 15.90
                                2016       2.66        0.90 - 1.60        14.10 - 14.90

  BHFTI T. Rowe Price Mid Cap   2020       0.08        0.50 - 2.25        21.15 - 23.30
     Growth Division            2019       0.08        0.50 - 2.25        28.15 - 30.41
                                2018         --        0.50 - 2.25      (4.38) - (2.68)
                                2017         --        0.50 - 2.25        21.98 - 24.12
                                2016         --        0.50 - 2.25          3.85 - 5.69

                                    E-102

               METROPOLITAN LIFE SEPARATE ACCOUNT E
              OF METROPOLITAN LIFE INSURANCE COMPANY
         NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

7.  FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                                       AS OF DECEMBER 31
                                         --------------------------------------------
                                                         UNIT VALUE
                                                          LOWEST TO          NET
                                             UNITS       HIGHEST ($)     ASSETS ($)
                                         ------------  --------------  --------------

  BHFTI TCW Core Fixed Income      2020         4,573   11.46 - 11.56          52,557
     Division                      2019        22,517   10.64 - 10.77         240,520
                                   2018        23,865    9.95 - 10.01         238,242
                                   2017        25,274   10.02 - 10.12         255,408
                                   2016        31,998     9.90 - 9.97         318,472

  BHFTI Victory Sycamore Mid       2020     7,196,575    4.83 - 58.28     351,800,764
     Cap Value Division            2019     7,872,022    4.55 - 54.42     361,807,709
                                   2018     9,098,703    3.57 - 42.40     327,214,056
                                   2017    10,507,414    4.03 - 47.43     424,806,982
                                   2016    11,613,954    3.73 - 43.54     432,480,626

  BHFTI Wells Capital              2020         7,353   29.85 - 32.44         229,968
     Management Mid Cap Value      2019        11,942   29.53 - 31.93         368,958
     Division                      2018        12,534   22.14 - 23.82         289,513
                                   2017        12,681   25.94 - 27.78         342,503
                                   2016        13,137   23.79 - 25.35         324,307

  BHFTI Western Asset              2020    32,375,503   11.33 - 12.42     398,349,977
     Management Government         2019    32,564,019   10.75 - 11.67     376,497,264
     Income Division               2018    36,441,983   10.21 - 10.98     396,922,182
                                   2017    41,565,748   10.44 - 11.12     458,735,090
                                   2016    47,006,535   10.39 - 10.99     511,947,386

  BHFTII Baillie Gifford           2020     5,562,590    2.62 - 32.11     140,886,997
     International Stock Division  2019     6,117,346    2.10 - 25.61     123,603,248
                                   2018     6,925,281    1.60 - 19.47     106,646,276
                                   2017     7,456,089    1.96 - 23.68     139,877,341
                                   2016     8,556,834    1.47 - 17.69     120,269,128

  BHFTII BlackRock Bond            2020     7,023,787    7.83 - 98.08     389,186,999
     Income Division               2019     7,472,189    7.31 - 90.99     384,830,691
                                   2018     8,252,602    6.74 - 83.47     391,693,026
                                   2017     9,495,090    6.86 - 84.41     455,410,535
                                   2016    10,189,467    6.68 - 81.69     470,040,574

  BHFTII BlackRock Capital         2020     3,762,727  12.02 - 141.17     230,129,341
     Appreciation Division         2019     4,262,514   8.66 - 101.12     192,688,204
                                   2018     4,857,860    6.61 - 76.69     170,334,155
                                   2017     5,314,588    6.54 - 75.43     187,945,552
                                   2016     5,990,155    4.95 - 56.76     162,149,281

  BHFTII BlackRock                 2020     3,242,202    2.33 - 24.90      47,474,049
     Ultra-Short Term Bond         2019     3,255,640    2.35 - 25.09      44,981,636
     Division                      2018     3,622,610    2.33 - 24.87      50,362,897
                                   2017     4,077,356    2.32 - 24.72      56,416,026
                                   2016     4,242,132    2.33 - 24.80      60,125,414

  BHFTII Brighthouse Asset         2020    17,601,429    1.88 - 20.04     311,462,767
     Allocation 20 Division        2019    19,652,658    1.73 - 18.39     321,894,499
                                   2018    22,770,094    1.57 - 16.54     335,855,273
                                   2017    26,632,640    1.62 - 17.07     409,028,440
                                   2016    30,580,692    1.53 - 16.04     445,624,899

                                                   FOR THE YEAR ENDED DECEMBER 31
                                         --------------------------------------------------
                                         INVESTMENT(1)  EXPENSE RATIO(2)    TOTAL RETURN(3)
                                            INCOME          LOWEST TO          LOWEST TO
                                           RATIO (%)       HIGHEST (%)        HIGHEST (%)
                                         -------------  ----------------  -----------------

  BHFTI TCW Core Fixed Income      2020       3.20        1.20 - 1.35           7.67 - 7.83
     Division                      2019       3.06        1.10 - 1.35           6.94 - 7.20
                                   2018       2.32        1.20 - 1.35       (1.28) - (1.13)
                                   2017       1.60        1.20 - 1.60           1.19 - 1.59
                                   2016       0.70        1.20 - 1.60           0.59 - 0.99

  BHFTI Victory Sycamore Mid       2020       1.51        0.50 - 2.25           5.24 - 7.10
     Cap Value Division            2019       1.16        0.50 - 2.25         26.12 - 28.34
                                   2018       0.64        0.50 - 2.25     (12.16) - (10.60)
                                   2017       0.99        0.50 - 2.25           7.05 - 8.93
                                   2016       0.71        0.50 - 2.25         12.93 - 14.93

  BHFTI Wells Capital              2020       0.89        1.10 - 1.60           1.08 - 1.59
     Management Mid Cap Value      2019       0.66        1.10 - 1.60         33.38 - 34.05
     Division                      2018       0.97        1.10 - 1.60     (14.68) - (14.24)
                                   2017       1.05        1.10 - 1.60           9.04 - 9.58
                                   2016       0.87        1.10 - 1.60         11.39 - 11.95

  BHFTI Western Asset              2020       2.38        1.15 - 2.10           5.43 - 6.44
     Management Government         2019       2.73        1.15 - 2.10           5.26 - 6.26
     Income Division               2018       2.79        1.15 - 2.10       (2.15) - (1.21)
                                   2017       2.20        1.15 - 2.10           0.47 - 1.43
                                   2016       2.08        1.10 - 2.10         (0.79) - 0.21

  BHFTII Baillie Gifford           2020       1.90        0.95 - 2.10         23.73 - 25.38
     International Stock Division  2019       1.23        0.95 - 2.15         29.75 - 31.57
                                   2018       1.06        0.95 - 2.25     (19.05) - (17.80)
                                   2017       1.13        0.95 - 2.25         31.90 - 33.88
                                   2016       1.51        0.95 - 2.15           2.97 - 4.39

  BHFTII BlackRock Bond            2020       3.39        0.50 - 2.25           5.92 - 7.89
     Income Division               2019       3.61        0.50 - 2.25           7.12 - 9.12
                                   2018       3.25        0.50 - 2.25       (2.84) - (1.00)
                                   2017       2.99        0.50 - 2.25           1.54 - 3.43
                                   2016       3.06        0.50 - 2.25           0.58 - 2.46

  BHFTII BlackRock Capital         2020         --        0.50 - 2.25         37.18 - 39.75
     Appreciation Division         2019       0.02        0.50 - 2.25         29.57 - 31.99
                                   2018       0.01        0.50 - 2.25         (0.11) - 1.76
                                   2017       0.01        0.50 - 2.25         30.61 - 33.07
                                   2016         --        0.50 - 2.25       (2.37) - (0.56)

  BHFTII BlackRock                 2020       1.72        0.90 - 2.00       (1.80) - (0.47)
     Ultra-Short Term Bond         2019       1.60        0.90 - 2.00         (0.14) - 1.21
     Division                      2018       0.78        0.90 - 2.15         (0.52) - 0.89
                                   2017       0.11        0.90 - 2.15       (1.40) - (0.01)
                                   2016       0.01        0.90 - 2.25       (2.03) - (0.55)

  BHFTII Brighthouse Asset         2020       2.81        0.50 - 2.15           7.18 - 8.97
     Allocation 20 Division        2019       2.18        0.50 - 2.25          9.25 - 11.18
                                   2018       2.19        0.50 - 2.25       (4.79) - (3.10)
                                   2017       2.08        0.50 - 2.25           4.56 - 6.40
                                   2016       3.24        0.50 - 2.25           2.20 - 4.01

                                    E-103

               METROPOLITAN LIFE SEPARATE ACCOUNT E
              OF METROPOLITAN LIFE INSURANCE COMPANY
         NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

7.  FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                                          AS OF DECEMBER 31
                                            --------------------------------------------
                                                            UNIT VALUE
                                                             LOWEST TO          NET
                                                UNITS       HIGHEST ($)     ASSETS ($)
                                            ------------  --------------  --------------

  BHFTII Brighthouse Asset            2020    43,790,060    2.14 - 22.74     875,065,802
     Allocation 40 Division           2019    49,796,769    1.94 - 20.58     908,735,683
                                      2018    57,833,464    1.69 - 17.89     925,660,947
                                      2017    68,087,417    1.73 - 18.81   1,155,673,990
                                      2016    78,507,145    1.63 - 17.09   1,211,312,236

  BHFTII Brighthouse Asset            2020   138,788,939    2.41 - 25.65   3,132,220,695
     Allocation 60 Division           2019   157,596,785    2.13 - 22.64   3,165,966,352
                                      2018   183,867,868    1.80 - 19.05   3,131,421,270
                                      2017   213,872,364    1.88 - 20.40   3,928,953,268
                                      2016   240,019,648    1.71 - 17.87   3,877,916,522

  BHFTII Brighthouse Asset            2020    68,356,199    2.67 - 28.47   1,722,419,271
     Allocation 80 Division           2019    76,334,895    2.31 - 24.54   1,670,394,964
                                      2018    85,633,821    1.89 - 19.93   1,533,821,665
                                      2017    98,239,149    2.01 - 21.80   1,933,591,736
                                      2016   108,427,987    1.70 - 18.39   1,808,886,432

  BHFTII Brighthouse/Artisan          2020     3,488,897    6.65 - 77.92     178,298,975
     Mid Cap Value Division           2019     3,807,667    6.35 - 73.90     186,211,530
                                      2018     4,305,631    5.20 - 60.16     171,734,105
                                      2017     4,884,190    6.07 - 69.84     226,673,877
                                      2016     5,613,562    5.45 - 62.37     233,427,628

  BHFTII                              2020       256,198   25.27 - 28.37       7,124,915
     Brighthouse/Dimensional          2019       299,239   23.71 - 26.37       7,739,398
     International Small Company      2018       342,338   19.67 - 21.67       7,285,386
     Division                         2017       353,646   25.40 - 27.58       9,595,917
                                      2016       396,617   19.78 - 21.38       8,357,661

  BHFTII                              2020     7,735,328   1.96 - 119.71     610,629,506
     Brighthouse/Wellington           2019     8,451,244   1.69 - 102.66     574,717,552
     Balanced Division                2018     9,307,629    1.40 - 84.26     521,756,898
                                      2017    10,336,562    1.47 - 88.39     610,158,972
                                      2016    11,309,419    1.30 - 77.49     587,936,841

  BHFTII                              2020     7,259,472   9.23 - 108.10     503,780,671
     Brighthouse/Wellington Core      2019     8,239,874    8.40 - 97.90     520,632,824
     Equity Opportunities Division    2018     9,569,314    6.51 - 75.31     471,467,558
                                      2017    11,256,241    6.60 - 75.96     570,742,746
                                      2016    12,871,913    5.62 - 64.26     555,287,850

  BHFTII Frontier Mid Cap             2020     4,933,281  16.82 - 175.90     572,542,548
     Growth Division                  2019     5,529,994  12.90 - 134.83     494,555,658
                                      2018     6,195,073   9.78 - 102.24     422,776,437
                                      2017     6,921,843  10.48 - 109.39     508,449,789
                                      2016     7,660,214    8.45 - 88.16     455,250,831

  BHFTII Jennison Growth              2020    10,579,883    2.55 - 67.11     289,505,068
     Division                         2019    11,874,095    1.65 - 43.21     211,338,418
                                      2018    13,877,939    1.26 - 32.84     185,385,848
                                      2017    14,946,828    1.27 - 33.03     203,130,928
                                      2016    16,378,562    0.94 - 24.28     166,434,950

                                                      FOR THE YEAR ENDED DECEMBER 31
                                            --------------------------------------------------
                                            INVESTMENT(1)  EXPENSE RATIO(2)    TOTAL RETURN(3)
                                               INCOME          LOWEST TO          LOWEST TO
                                              RATIO (%)       HIGHEST (%)        HIGHEST (%)
                                            -------------  ----------------  -----------------

  BHFTII Brighthouse Asset            2020       2.69        0.50 - 2.15          8.67 - 10.48
     Allocation 40 Division           2019       2.19        0.50 - 2.15         13.14 - 15.02
                                      2018       2.01        0.50 - 2.25       (6.54) - (4.88)
                                      2017       1.98        0.50 - 2.25          8.19 - 10.09
                                      2016       3.56        0.50 - 2.25           3.73 - 5.56

  BHFTII Brighthouse Asset            2020       2.21        0.50 - 2.15         11.42 - 13.28
     Allocation 60 Division           2019       1.96        0.50 - 2.15         16.88 - 18.83
                                      2018       1.66        0.50 - 2.15       (8.13) - (6.60)
                                      2017       1.74        0.50 - 2.15         12.30 - 14.16
                                      2016       3.16        0.50 - 2.15           4.83 - 6.57

  BHFTII Brighthouse Asset            2020       1.84        0.50 - 2.15         14.11 - 16.01
     Allocation 80 Division           2019       1.77        0.50 - 2.15         21.10 - 23.11
                                      2018       1.33        0.50 - 2.25      (10.17) - (8.57)
                                      2017       1.56        0.50 - 2.25         16.52 - 18.57
                                      2016       2.97        0.50 - 2.25           5.73 - 7.60

  BHFTII Brighthouse/Artisan          2020       0.84        0.50 - 2.05           3.82 - 5.45
     Mid Cap Value Division           2019       0.62        0.50 - 2.25         20.69 - 22.82
                                      2018       0.49        0.50 - 2.25     (15.36) - (13.85)
                                      2017       0.58        0.50 - 2.25         10.04 - 11.98
                                      2016       0.97        0.50 - 2.25         19.92 - 22.04

  BHFTII                              2020       2.53        1.10 - 2.05           6.58 - 7.60
     Brighthouse/Dimensional          2019       1.03        1.10 - 2.05         20.54 - 21.69
     International Small Company      2018       2.54        1.10 - 2.05     (22.18) - (21.44)
     Division                         2017       1.96        1.10 - 2.00         27.87 - 29.02
                                      2016       1.94        1.10 - 2.05           3.68 - 4.67

  BHFTII                              2020       2.19        0.90 - 2.15         15.03 - 16.67
     Brighthouse/Wellington           2019       2.18        0.90 - 2.15         20.24 - 21.89
     Balanced Division                2018       1.73        0.90 - 2.15       (5.93) - (4.63)
                                      2017       1.88        0.90 - 2.15         12.52 - 14.11
                                      2016       2.73        0.90 - 2.15           4.55 - 6.04

  BHFTII                              2020       1.44        0.50 - 2.25          8.50 - 10.55
     Brighthouse/Wellington Core      2019       1.45        0.50 - 2.25         27.74 - 30.09
     Equity Opportunities Division    2018       1.58        0.50 - 2.25       (2.58) - (0.74)
                                      2017       1.39        0.50 - 2.25         16.17 - 18.30
                                      2016       1.45        0.50 - 2.25           4.67 - 6.65

  BHFTII Frontier Mid Cap             2020         --        0.90 - 2.25         28.45 - 30.46
     Growth Division                  2019         --        0.90 - 2.25         29.88 - 31.88
                                      2018         --        0.90 - 2.25       (8.01) - (6.54)
                                      2017         --        0.90 - 2.25         22.16 - 24.09
                                      2016         --        0.90 - 2.25           2.82 - 4.41

  BHFTII Jennison Growth              2020       0.06        0.50 - 2.25         52.89 - 55.59
     Division                         2019       0.26        0.50 - 2.25         29.55 - 31.83
                                      2018       0.17        0.50 - 2.25       (2.13) - (0.39)
                                      2017       0.13        0.50 - 2.25         33.95 - 36.31
                                      2016       0.07        0.50 - 2.25       (2.35) - (0.63)

                                    E-104

               METROPOLITAN LIFE SEPARATE ACCOUNT E
              OF METROPOLITAN LIFE INSURANCE COMPANY
         NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

7.  FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                                      AS OF DECEMBER 31
                                        --------------------------------------------
                                                        UNIT VALUE
                                                         LOWEST TO          NET
                                            UNITS       HIGHEST ($)     ASSETS ($)
                                        ------------  --------------  --------------

  BHFTII Loomis Sayles Small      2020     2,707,781   9.33 - 110.04     156,522,639
     Cap Core Division            2019     3,029,622    8.44 - 98.93     157,396,600
                                  2018     3,400,873    6.81 - 79.40     144,075,649
                                  2017     3,862,700    7.77 - 89.96     185,343,480
                                  2016     4,342,911    6.83 - 78.65     181,016,875

  BHFTII Loomis Sayles Small      2020     1,855,495    3.72 - 47.26      66,012,877
     Cap Growth Division          2019     2,127,099    2.81 - 35.51      57,340,292
                                  2018     2,501,161    2.25 - 28.26      54,202,419
                                  2017     2,468,467    2.28 - 28.37      54,566,730
                                  2016     2,721,567    1.82 - 22.54      48,392,379

  BHFTII MetLife Aggregate        2020    48,820,793    1.89 - 22.87     949,536,445
     Bond Index Division          2019    51,794,175    1.79 - 21.48     952,097,631
                                  2018    56,750,323    1.68 - 19.93     974,062,147
                                  2017    64,574,871    1.71 - 20.12   1,126,629,342
                                  2016    67,082,177    1.68 - 19.64   1,148,709,486

  BHFTII MetLife Mid Cap          2020    11,467,060    4.33 - 51.52     506,052,707
     Stock Index Division         2019    12,674,256    3.88 - 45.76     500,876,128
                                  2018    14,264,640    3.13 - 36.63     453,810,251
                                  2017    16,065,965    3.58 - 41.60     580,186,948
                                  2016    17,710,513    3.14 - 36.16     557,664,712

  BHFTII MetLife MSCI EAFE(R)     2020    24,590,517    1.85 - 25.63     466,904,304
     Index Division               2019    25,852,531    1.74 - 23.99     460,668,541
                                  2018    28,690,901    1.45 - 19.86     424,811,670
                                  2017    30,129,062    1.71 - 23.29     524,736,160
                                  2016    34,611,269    1.39 - 18.82     489,403,933

  BHFTII MetLife Russell 2000(R)  2020     7,531,805    4.47 - 54.02     346,715,527
     Index Division               2019     8,484,812    3.80 - 45.49     330,807,385
                                  2018     9,453,823    3.07 - 36.49     297,512,830
                                  2017    10,459,851    3.51 - 41.29     373,905,362
                                  2016    11,262,895    3.11 - 36.28     355,330,009

  BHFTII MetLife Stock Index      2020    25,861,616  11.89 - 154.32   3,154,806,376
     Division                     2019    29,028,565  10.23 - 131.63   3,037,442,351
                                  2018    33,091,820   7.93 - 101.14   2,669,705,723
                                  2017    37,306,057   8.44 - 106.81   3,191,113,485
                                  2016    41,650,103    7.06 - 88.55   2,971,460,417

  BHFTII MFS(R) Total Return      2020     2,535,226   1.58 - 115.28     117,745,426
     Division                     2019     2,894,622   1.46 - 105.82     123,762,477
                                  2018     3,322,036    1.22 - 88.58     117,516,215
                                  2017     3,778,366    1.31 - 94.51     145,097,990
                                  2016     4,213,037    1.18 - 84.68     146,385,435

  BHFTII MFS(R) Value Division    2020    45,919,271    1.95 - 38.23     627,751,137
                                  2019    47,345,124    1.90 - 37.29     665,585,348
                                  2018    52,559,197    1.48 - 29.04     598,234,094
                                  2017    20,677,338    1.67 - 32.71     523,781,737
                                  2016    23,336,266    1.44 - 28.13     506,526,529

                                                  FOR THE YEAR ENDED DECEMBER 31
                                        --------------------------------------------------
                                        INVESTMENT(1)  EXPENSE RATIO(2)    TOTAL RETURN(3)
                                           INCOME          LOWEST TO          LOWEST TO
                                          RATIO (%)       HIGHEST (%)        HIGHEST (%)
                                        -------------  ----------------  -----------------

  BHFTII Loomis Sayles Small      2020       0.04        0.50 - 2.25          9.29 - 11.23
     Cap Core Division            2019       0.01        0.50 - 2.25         22.44 - 24.60
                                  2018       0.01        0.50 - 2.25     (13.28) - (11.74)
                                  2017       0.14        0.50 - 2.25         12.41 - 14.39
                                  2016       0.15        0.50 - 2.25         16.33 - 18.38

  BHFTII Loomis Sayles Small      2020         --        0.50 - 2.15         31.25 - 33.37
     Cap Growth Division          2019         --        0.50 - 2.10         23.88 - 25.88
                                  2018         --        0.50 - 2.15       (1.82) - (0.22)
                                  2017         --        0.50 - 2.15         24.05 - 26.05
                                  2016         --        0.50 - 2.10           3.95 - 5.52

  BHFTII MetLife Aggregate        2020       2.67        0.50 - 2.25           4.63 - 6.52
     Bond Index Division          2019       3.03        0.50 - 2.25           5.93 - 7.93
                                  2018       2.86        0.50 - 2.25       (2.68) - (0.82)
                                  2017       2.75        0.50 - 2.25           0.68 - 2.60
                                  2016       2.62        0.50 - 2.25         (0.13) - 1.69

  BHFTII MetLife Mid Cap          2020       1.31        0.50 - 2.25         10.63 - 12.59
     Stock Index Division         2019       1.21        0.50 - 2.25         22.77 - 24.94
                                  2018       1.09        0.50 - 2.25     (13.49) - (11.95)
                                  2017       1.22        0.50 - 2.25         13.06 - 15.05
                                  2016       1.11        0.50 - 2.25         17.47 - 19.54

  BHFTII MetLife MSCI EAFE(R)     2020       3.06        0.50 - 2.25           5.18 - 7.04
     Index Division               2019       2.54        0.50 - 2.25         18.85 - 20.94
                                  2018       2.83        0.50 - 2.25     (16.00) - (14.51)
                                  2017       2.57        0.50 - 2.25         21.84 - 23.99
                                  2016       2.46        0.50 - 2.25         (1.25) - 0.50

  BHFTII MetLife Russell 2000(R)  2020       1.25        0.50 - 2.25         16.69 - 18.75
     Index Division               2019       1.03        0.50 - 2.25         22.52 - 24.68
                                  2018       0.98        0.50 - 2.25     (13.17) - (11.63)
                                  2017       1.09        0.50 - 2.25         11.85 - 13.82
                                  2016       1.24        0.50 - 2.25         18.27 - 20.36

  BHFTII MetLife Stock Index      2020       1.82        0.50 - 2.25         15.20 - 17.34
     Division                     2019       2.05        0.50 - 2.25         27.89 - 30.30
                                  2018       1.71        0.50 - 2.25       (6.96) - (5.22)
                                  2017       1.68        0.50 - 2.25         18.54 - 20.76
                                  2016       1.91        0.50 - 2.25          8.90 - 10.95

  BHFTII MFS(R) Total Return      2020       2.30        0.50 - 2.00           7.31 - 8.94
     Division                     2019       2.23        0.50 - 2.15         17.52 - 19.47
                                  2018       2.17        0.50 - 2.15       (7.82) - (6.28)
                                  2017       2.39        0.50 - 2.15          9.79 - 11.61
                                  2016       2.79        0.50 - 2.15           6.61 - 8.38

  BHFTII MFS(R) Value Division    2020       1.81        0.50 - 2.25           1.43 - 3.29
                                  2019       1.75        0.50 - 2.25         26.96 - 29.29
                                  2018       1.47        0.50 - 2.25      (12.25) - (7.60)
                                  2017       1.89        0.50 - 2.15         15.20 - 17.24
                                  2016       2.11        0.50 - 2.15         11.77 - 13.65

                                    E-105

               METROPOLITAN LIFE SEPARATE ACCOUNT E
              OF METROPOLITAN LIFE INSURANCE COMPANY
         NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

7.  FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                                     AS OF DECEMBER 31
                                       --------------------------------------------
                                                       UNIT VALUE
                                                        LOWEST TO          NET
                                           UNITS       HIGHEST ($)     ASSETS ($)
                                       ------------  --------------  --------------

  BHFTII Neuberger Berman        2020     6,733,229    4.95 - 56.16     311,591,184
     Genesis Division            2019     7,645,037    4.01 - 45.24     287,729,651
                                 2018     8,679,175    3.14 - 35.14     255,498,599
                                 2017     9,828,019    1.67 - 37.96     314,115,956
                                 2016    11,028,717    2.98 - 33.04     306,388,412

  BHFTII T. Rowe Price Large     2020    13,310,314    3.38 - 69.97     738,162,692
     Cap Growth Division         2019    15,477,657    2.50 - 51.46     629,369,388
                                 2018    17,216,055    1.94 - 39.60     539,361,977
                                 2017    18,998,068    1.98 - 40.27     609,640,874
                                 2016    20,326,210    1.50 - 30.32     491,684,512

  BHFTII T. Rowe Price Small     2020     7,569,000    6.50 - 75.93     491,278,222
     Cap Growth Division         2019     8,620,361    5.30 - 61.52     455,812,251
                                 2018     9,657,475    4.04 - 46.55     388,577,931
                                 2017    10,715,353    4.38 - 50.18     467,200,326
                                 2016    11,498,401    3.62 - 41.16     412,938,416

  BHFTII Van Eck Global          2020     2,324,890   10.86 - 12.11      27,733,915
     Natural Resources Division  2019     2,701,656    9.09 - 10.11      26,913,827
                                 2018     2,687,622     8.26 - 9.10      24,101,859
                                 2017     2,921,930   11.85 - 12.93      37,269,860
                                 2016     2,736,220   12.18 - 13.17      35,592,317

  BHFTII Western Asset           2020    11,354,141    1.26 - 46.96     408,706,045
     Management Strategic Bond   2019    12,363,002    1.20 - 44.27     422,719,703
     Opportunities Division      2018    13,731,347    1.09 - 38.95     422,543,762
                                 2017    15,854,082    1.15 - 40.79     514,265,588
                                 2016    17,633,082    1.08 - 37.98     535,867,222

  BHFTII Western Asset           2020     7,382,234    2.07 - 24.27     139,252,019
     Management U.S. Government  2019     7,078,457    2.00 - 23.25     130,271,257
     Division                    2018     7,773,582    1.91 - 22.09     137,000,881
                                 2017     9,021,983    1.92 - 22.04     159,678,213
                                 2016     9,582,786    1.90 - 21.79     167,406,266

  BlackRock Global Allocation    2020         4,081   28.10 - 30.61         118,145
     V.I. Division               2019         4,191   23.66 - 25.64         102,023
                                 2018         4,210   20.41 - 22.02          88,248
                                 2017         4,188   22.44 - 24.09          96,276
                                 2016        25,590   20.06 - 21.42         521,354

  Calvert VP SRI Balanced        2020       954,567   47.13 - 62.39      55,610,315
     Division                    2019     1,030,290   40.38 - 54.81      52,926,119
                                 2018     1,063,592   32.97 - 44.61      44,653,283
                                 2017     1,186,460   34.40 - 46.41      51,869,403
                                 2016     1,327,240   31.20 - 41.95      52,584,587

  Calvert VP SRI Mid Cap         2020        92,109           82.12       7,563,766
     Division                    2019       109,291           73.85       8,071,600
                                 2018       126,305           56.76       7,168,514
                                 2017       145,874           59.95       8,745,518
                                 2016       186,977           54.20      10,134,827

                                                 FOR THE YEAR ENDED DECEMBER 31
                                       --------------------------------------------------
                                       INVESTMENT(1)  EXPENSE RATIO(2)    TOTAL RETURN(3)
                                          INCOME          LOWEST TO          LOWEST TO
                                         RATIO (%)       HIGHEST (%)        HIGHEST (%)
                                       -------------  ----------------  -----------------

  BHFTII Neuberger Berman        2020       0.08        0.50 - 2.15         22.28 - 24.14
     Genesis Division            2019       0.12        0.50 - 2.15         26.73 - 28.76
                                 2018       0.23        0.50 - 2.25       (9.07) - (7.45)
                                 2017       0.29        0.50 - 2.15         13.16 - 14.91
                                 2016       0.34        0.50 - 2.15         16.02 - 17.80

  BHFTII T. Rowe Price Large     2020       0.09        0.50 - 2.25         33.59 - 35.96
     Cap Growth Division         2019       0.26        0.50 - 2.25         27.68 - 29.94
                                 2018       0.27        0.50 - 2.25       (3.37) - (1.65)
                                 2017       0.15        0.50 - 2.25         30.52 - 32.81
                                 2016       0.02        0.50 - 2.25         (0.73) - 1.03

  BHFTII T. Rowe Price Small     2020       0.10        0.50 - 2.25         21.28 - 23.42
     Cap Growth Division         2019       0.02        0.50 - 2.25         29.88 - 32.17
                                 2018       0.05        0.50 - 2.25       (8.87) - (7.25)
                                 2017       0.19        0.50 - 2.25         19.82 - 21.92
                                 2016       0.14        0.50 - 2.25          9.00 - 10.93

  BHFTII Van Eck Global          2020       1.24        1.10 - 2.00         18.77 - 19.85
     Natural Resources Division  2019       0.34        1.10 - 2.05         10.07 - 11.12
                                 2018         --        1.10 - 2.05     (30.31) - (29.64)
                                 2017         --        1.10 - 2.05       (2.75) - (1.82)
                                 2016       0.59        1.10 - 2.05         40.82 - 42.17

  BHFTII Western Asset           2020       5.77        0.50 - 2.15           4.39 - 6.08
     Management Strategic Bond   2019       4.75        0.50 - 2.15         11.86 - 13.66
     Opportunities Division      2018       5.21        0.50 - 2.25       (6.17) - (4.51)
                                 2017       3.80        0.50 - 2.25           5.54 - 7.40
                                 2016       1.96        0.50 - 2.25           4.02 - 7.76

  BHFTII Western Asset           2020       2.82        0.50 - 2.15           2.77 - 4.39
     Management U.S. Government  2019       2.56        0.50 - 2.15           3.63 - 5.25
     Division                    2018       2.11        0.50 - 2.25         (1.56) - 0.19
                                 2017       2.46        0.50 - 2.25         (0.58) - 1.17
                                 2016       2.41        0.50 - 2.25         (1.23) - 0.52

  BlackRock Global Allocation    2020       1.31        1.10 - 1.60         18.79 - 19.38
     V.I. Division               2019       1.30        1.10 - 1.60         15.89 - 16.47
                                 2018       0.81        1.10 - 1.60       (9.05) - (8.60)
                                 2017       0.30        1.10 - 1.60         11.91 - 12.47
                                 2016       1.30        1.10 - 1.60           2.16 - 2.67

  Calvert VP SRI Balanced        2020       1.51        0.50 - 1.45         13.60 - 14.68
     Division                    2019       1.57        0.50 - 1.55         22.49 - 23.78
                                 2018       1.74        0.50 - 1.55       (4.17) - (3.16)
                                 2017       1.97        0.50 - 1.55         10.28 - 11.44
                                 2016       1.82        0.50 - 1.55           6.20 - 7.32

  Calvert VP SRI Mid Cap         2020       0.42               0.95                 11.19
     Division                    2019       0.45               0.95                 30.13
                                 2018       0.52               0.95                (5.33)
                                 2017       0.64               0.95                 10.61
                                 2016         --               0.95                  6.23

                                    E-106

               METROPOLITAN LIFE SEPARATE ACCOUNT E
              OF METROPOLITAN LIFE INSURANCE COMPANY
         NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

7.  FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                                          AS OF DECEMBER 31
                                            --------------------------------------------
                                                            UNIT VALUE
                                                             LOWEST TO          NET
                                                UNITS       HIGHEST ($)     ASSETS ($)
                                            ------------  --------------  --------------

  Delaware VIP Small Cap              2020           448            1.51             677
     Value Division                   2019           448            1.55             697
     (Commenced 10/31/2013 and        2018         5,992            1.22           7,333
     began transactions in 2016)      2017        14,842            1.48          22,010
                                      2016        25,822            1.34          34,483

  Fidelity(R) VIP Contrafund          2020        61,965   13.12 - 14.00         860,110
     Division                         2019        66,654   10.19 - 10.84         717,804
                                      2018        72,718     7.85 - 8.34         603,131
                                      2017        89,664     8.51 - 9.01         805,722
                                      2016       161,557     7.08 - 7.48       1,206,624

  Fidelity(R) VIP                     2020     1,351,903  12.65 - 105.77      63,502,205
     Equity-Income Division           2019     1,544,624  12.02 - 100.08      67,252,015
                                      2018     1,815,376    9.56 - 79.28      63,735,707
                                      2017     2,048,365   10.56 - 87.27      78,340,010
                                      2016     2,327,096    9.48 - 78.04      80,761,382

  Fidelity(R) VIP Freedom 2020        2020       175,053   23.74 - 25.05       4,340,434
     Division                         2019       135,554   20.95 - 22.03       2,956,078
     (Commenced 5/1/2015              2018        56,275   17.69 - 18.54       1,037,991
     and began transactions in 2016)  2017        63,006           19.92       1,255,251
                                      2016        98,961           17.29       1,711,114

  Fidelity(R) VIP Freedom 2025        2020       270,297   25.43 - 27.08       7,124,363
     Division                         2019       158,625   22.46 - 23.62       3,657,061
     (Commenced 5/1/2015              2018        58,278   18.71 - 19.61       1,132,045
     and began transactions in 2016)  2017        38,578   20.57 - 21.23         819,000
                                      2016        79,781           18.22       1,453,626

  Fidelity(R) VIP Freedom 2030        2020       232,863   26.32 - 29.84       6,430,259
     Division                         2019       178,878   23.03 - 24.25       4,308,863
     (Commenced 5/1/2015 and          2018       149,868   18.81 - 19.71       2,953,022
     began transactions in 2016)      2017       139,649   20.96 - 21.63       3,021,173
                                      2016       115,111           18.09       2,081,941

  Fidelity(R) VIP Freedom 2035        2020        56,150   35.49 - 37.65       2,068,090
     Division                         2019        15,788   31.21 - 32.22         499,141
     (Commenced 4/30/2018)            2018         4,218   24.86 - 25.59         105,591

  Fidelity(R) VIP Freedom 2040        2020        49,758   36.96 - 40.60       1,912,754
     Division                         2019        39,636   31.47 - 34.29       1,297,820
     (Commenced 5/1/2015 and          2018        19,309   25.00 - 25.85         498,777
     began transactions in 2016)      2017        18,419   28.39 - 29.02         534,464
                                      2016         7,760           23.75         184,274

  Fidelity(R) VIP Freedom 2045        2020        48,514   37.39 - 38.98       1,866,574
     Division                         2019        26,012   32.04 - 33.08         851,015
     (Commenced 4/30/2018)            2018         4,811   25.30 - 26.04         124,900

  Fidelity(R) VIP Freedom 2050        2020       104,593   37.10 - 41.48       4,073,510
     Division                         2019        41,247   31.63 - 33.56       1,369,729
     (Commenced 5/1/2015 and          2018        13,729   25.54 - 26.41         362,109
     began transactions in 2016)      2017         8,553           29.65         253,618
                                      2016         6,075           24.27         147,402

                                                      FOR THE YEAR ENDED DECEMBER 31
                                            --------------------------------------------------
                                            INVESTMENT(1)  EXPENSE RATIO(2)    TOTAL RETURN(3)
                                               INCOME          LOWEST TO          LOWEST TO
                                              RATIO (%)       HIGHEST (%)        HIGHEST (%)
                                            -------------  ----------------  -----------------

  Delaware VIP Small Cap              2020       1.35               0.90                (2.78)
     Value Division                   2019       2.01               0.90                 26.99
     (Commenced 10/31/2013 and        2018       0.61               0.90               (17.47)
     began transactions in 2016)      2017       0.95               0.90                 11.05
                                      2016       0.28               0.90                 30.23

  Fidelity(R) VIP Contrafund          2020       0.08        0.90 - 1.15         28.74 - 29.06
     Division                         2019       0.22        0.90 - 1.15         29.77 - 30.10
                                      2018       0.41        0.90 - 1.15       (7.71) - (7.48)
                                      2017       0.68        0.90 - 1.15         20.20 - 20.50
                                      2016       1.15        0.90 - 1.15           6.50 - 6.76

  Fidelity(R) VIP                     2020       1.78        0.95 - 1.35          5.26 - 13.76
     Equity-Income Division           2019       1.89        0.95 - 1.35         25.73 - 26.24
                                      2018       2.20        0.95 - 1.35       (9.53) - (9.16)
                                      2017       1.66        0.95 - 1.35         11.38 - 11.83
                                      2016       2.27        0.95 - 1.35         16.44 - 16.91

  Fidelity(R) VIP Freedom 2020        2020       1.25        0.90 - 1.25         13.30 - 13.69
     Division                         2019       2.17        0.90 - 1.25         18.40 - 18.80
     (Commenced 5/1/2015              2018       1.25        0.90 - 1.25       (6.92) - (5.28)
     and began transactions in 2016)  2017       1.16               0.90                 15.22
                                      2016       2.32               0.90                  4.85

  Fidelity(R) VIP Freedom 2025        2020       1.39        0.90 - 1.30         14.18 - 14.64
     Division                         2019       2.24        0.90 - 1.25          8.00 - 20.42
     (Commenced 5/1/2015              2018       1.34        0.90 - 1.25       (7.62) - (6.00)
     and began transactions in 2016)  2017       0.87        0.90 - 1.15         16.23 - 16.52
                                      2016       2.70               0.90                  5.03

  Fidelity(R) VIP Freedom 2030        2020       1.11        0.50 - 1.30         15.13 - 16.06
     Division                         2019       1.87        0.90 - 1.25          8.63 - 23.00
     (Commenced 5/1/2015 and          2018       1.19        0.90 - 1.25       (8.88) - (7.27)
     began transactions in 2016)      2017       0.96        0.90 - 1.15         19.32 - 19.62
                                      2016       2.70               0.90                  5.42

  Fidelity(R) VIP Freedom 2035        2020       1.18        0.95 - 1.45         16.25 - 16.84
     Division                         2019       2.87        0.95 - 1.25          8.77 - 25.93
     (Commenced 4/30/2018)            2018       1.79        0.95 - 1.25       (9.85) - (9.67)

  Fidelity(R) VIP Freedom 2040        2020       0.83        0.50 - 1.30         17.45 - 18.40
     Division                         2019       2.04        0.50 - 1.30          9.54 - 27.08
     (Commenced 5/1/2015 and          2018       0.96        0.90 - 1.25      (11.16) - (9.46)
     began transactions in 2016)      2017       1.03        0.90 - 1.15         21.89 - 22.19
                                      2016       2.03               0.90                  5.57

  Fidelity(R) VIP Freedom 2045        2020       0.98        0.95 - 1.30         17.42 - 17.84
     Division                         2019       2.46        0.95 - 1.25          9.66 - 27.05
     (Commenced 4/30/2018)            2018       2.32        0.95 - 1.25     (10.45) - (10.27)

  Fidelity(R) VIP Freedom 2050        2020       1.06        0.50 - 1.45         17.28 - 18.40
     Division                         2019       2.34        0.90 - 1.45          9.43 - 27.07
     (Commenced 5/1/2015 and          2018       1.18        0.90 - 1.25      (10.94) - (9.48)
     began transactions in 2016)      2017       1.09               0.90                 22.20
                                      2016       1.81               0.90                  5.60

                                    E-107

               METROPOLITAN LIFE SEPARATE ACCOUNT E
              OF METROPOLITAN LIFE INSURANCE COMPANY
         NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

7.  FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                                          AS OF DECEMBER 31
                                            --------------------------------------------
                                                            UNIT VALUE
                                                             LOWEST TO          NET
                                                UNITS       HIGHEST ($)     ASSETS ($)
                                            ------------  --------------  --------------

  Fidelity(R) VIP FundsManager        2020    13,833,224   17.63 - 18.03     247,253,463
     50% Division                     2019    15,805,863   15.79 - 16.12     252,823,113
                                      2018    18,690,885   13.67 - 13.93     258,652,350
                                      2017    21,200,158   14.72 - 14.98     315,705,343
                                      2016    22,355,817   13.13 - 13.34     296,580,947

  Fidelity(R) VIP FundsManager        2020    13,649,023   17.45 - 21.04     242,924,543
     60% Division                     2019    15,189,665   15.48 - 15.97     239,540,942
                                      2018    17,207,125   13.12 - 13.50     229,662,248
                                      2017    19,728,179   14.32 - 14.70     286,973,777
                                      2016    22,614,243   12.50 - 12.80     286,717,673

  Fidelity(R) VIP Government          2020       366,357           16.28       5,964,444
     Money Market Division            2019       330,518           16.38       5,414,916
                                      2018       330,351           16.21       5,355,641
                                      2017       311,112           16.10       5,009,176
                                      2016       379,214    9.89 - 16.14       6,122,223

  Fidelity(R) VIP Growth              2020       663,454          188.70     125,194,940
     Division                         2019       744,359          132.39      98,544,772
                                      2018       879,956           99.50      87,558,490
                                      2017       980,268          100.62      98,637,848
                                      2016     1,115,679           75.17      83,862,383

  Fidelity(R) VIP Investment          2020       235,580           40.52       9,545,422
     Grade Bond Division              2019       240,865           37.39       9,006,440
                                      2018       255,936           34.42       8,809,328
                                      2017       293,120           34.93      10,239,907
                                      2016       365,398           33.84      12,364,481

  Fidelity(R) VIP Mid Cap             2020        47,935           10.05         481,692
     Division                         2019        51,631            8.60         444,178
     (Commenced 10/31/2013 and        2018        59,331            7.05         418,140
     began transactions in 2016)      2017        81,118     7.96 - 8.34         676,874
                                      2016        92,941            6.99         649,196

  FTVIPT Templeton Developing         2020        24,767            2.22          54,938
     Markets VIP Division             2019        24,767            1.91          47,307
     (Commenced 10/31/2013 and        2018        88,922            1.52         135,271
     began transactions in 2016)      2017        83,878            1.82         152,910
                                      2016       168,845            1.31         221,198

  Ivy VIP Asset Strategy              2020            --           21.29              --
     Division (Had no net assets at   2019           110           18.95           2,080
     December 31, 2020)               2018           128           15.77           2,017
                                      2017           167           16.91           2,827
                                      2016           183           14.49           2,650

  Janus Henderson Enterprise          2020        10,328           15.24         157,391
     Division                         2019        10,195           12.90         131,537
     (Commenced 10/31/2013 and        2018        10,917            9.63         105,150
     began transactions in 2016)      2017        15,309            9.78         149,792
                                      2016        31,893            7.77         247,764

                                                      FOR THE YEAR ENDED DECEMBER 31
                                            -------------------------------------------------
                                            INVESTMENT(1)  EXPENSE RATIO(2)   TOTAL RETURN(3)
                                               INCOME          LOWEST TO         LOWEST TO
                                              RATIO (%)       HIGHEST (%)       HIGHEST (%)
                                            -------------  ----------------  ----------------

  Fidelity(R) VIP FundsManager        2020       1.13        1.90 - 2.05        11.66 - 11.83
     50% Division                     2019       1.61        1.90 - 2.05        15.50 - 15.67
                                      2018       1.35        1.90 - 2.05      (7.14) - (7.00)
                                      2017       1.15        1.90 - 2.05        12.14 - 12.31
                                      2016       1.24        1.90 - 2.05          2.11 - 2.26

  Fidelity(R) VIP FundsManager        2020       1.05        0.70 - 2.10        12.73 - 14.32
     60% Division                     2019       1.49        1.85 - 2.10        17.98 - 18.28
                                      2018       1.18        1.85 - 2.10      (8.39) - (8.16)
                                      2017       1.05        1.85 - 2.10        14.56 - 14.85
                                      2016       1.22        1.85 - 2.10          2.61 - 2.87

  Fidelity(R) VIP Government          2020       0.33               0.95               (0.63)
     Money Market Division            2019       1.99               0.95                 1.06
                                      2018       1.64               0.95                 0.69
                                      2017       0.66               0.95               (0.27)
                                      2016       0.20        0.95 - 2.05      (1.85) - (0.74)

  Fidelity(R) VIP Growth              2020       0.08               0.95                42.54
     Division                         2019       0.25               0.95                33.05
                                      2018       0.24               0.95               (1.11)
                                      2017       0.22               0.95                33.87
                                      2016       0.04               0.95               (0.15)

  Fidelity(R) VIP Investment          2020       2.17               0.95                 8.36
     Grade Bond Division              2019       2.66               0.95                 8.63
                                      2018       2.40               0.95               (1.47)
                                      2017       2.28               0.95                 3.24
                                      2016       2.22               0.95                 3.76

  Fidelity(R) VIP Mid Cap             2020       0.40               0.90                16.81
     Division                         2019       0.66               0.90                22.07
     (Commenced 10/31/2013 and        2018       0.36               0.90              (15.54)
     began transactions in 2016)      2017       0.49        0.90 - 1.15        19.16 - 19.46
                                      2016       0.46               0.90                10.92

  FTVIPT Templeton Developing         2020       4.12               0.90                16.13
     Markets VIP Division             2019       1.06               0.90                25.56
     (Commenced 10/31/2013 and        2018       0.84               0.90              (16.55)
     began transactions in 2016)      2017       1.07               0.90                39.15
                                      2016       0.90               0.90                16.39

  Ivy VIP Asset Strategy              2020       0.06               1.35                12.35
     Division (Had no net assets at   2019       1.93               1.35                20.15
     December 31, 2020)               2018       1.81               1.35               (6.71)
                                      2017       1.58               1.35                16.69
                                      2016       0.58               1.35               (3.87)

  Janus Henderson Enterprise          2020         --               0.90                18.11
     Division                         2019       0.04               0.90                33.95
     (Commenced 10/31/2013 and        2018       0.10               0.90               (1.56)
     began transactions in 2016)      2017       0.11               0.90                25.95
                                      2016       0.07               0.90                11.10

                                    E-108

               METROPOLITAN LIFE SEPARATE ACCOUNT E
              OF METROPOLITAN LIFE INSURANCE COMPANY
         NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

7.  FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                                      AS OF DECEMBER 31
                                        --------------------------------------------
                                                        UNIT VALUE
                                                         LOWEST TO          NET
                                             UNITS      HIGHEST ($)     ASSETS ($)
                                        ------------  --------------  --------------

  LMPVET ClearBridge Variable     2020         4,985           10.64          53,060
     Appreciation Division        2019         5,773            9.36          54,018
     (Commenced 10/31/2013 and    2018         5,873            7.27          42,700
     began transactions in 2016)  2017         6,486            7.47          48,429
                                  2016         5,096            6.30          32,119

  LMPVET ClearBridge Variable     2020        43,961            1.96          86,009
     Dividend Strategy Division   2019        41,412            1.83          75,932
     (Commenced 10/31/2013 and    2018        45,798            1.41          64,392
     began transactions in 2016)  2017        46,671            1.49          69,596
                                  2016        52,618            1.26          66,433

  LMPVET ClearBridge Variable     2020        78,691     6.13 - 6.49         507,611
     Large Cap Growth Division    2019        92,711     4.74 - 5.01         462,772
     (Commenced 10/31/2013 and    2018       128,203     3.63 - 3.82         489,481
     began transactions in 2016)  2017       132,067     3.67 - 3.86         508,988
                                  2016       224,143     2.95 - 3.10         693,531

  LMPVET ClearBridge Variable     2020         8,447     6.98 - 7.36          61,746
     Small Cap Growth Division    2019         8,421     4.93 - 5.18          43,535
     (Commenced 10/31/2013 and    2018         3,651            4.12          15,046
     began transactions in 2016)  2017         6,825            4.02          27,439
                                  2016        12,622            3.26          41,206

  LMPVIT Western Asset Core       2020         9,712            3.93          38,145
     Plus Division                2019        10,910            3.63          39,557
     (Commenced 10/31/2013 and    2018        25,469            3.26          83,068
     began transactions in 2016)  2017        31,136            3.37         104,815
                                  2016        51,470            3.21         165,326

  Morgan Stanley VIF Global       2020         4,056   14.15 - 15.68          60,741
     Infrastructure Division      2019         4,476   14.59 - 16.09          68,714
                                  2018         5,120   11.59 - 12.72          62,114
                                  2017         4,622   12.79 - 13.96          61,644
                                  2016         4,158   11.55 - 12.54          49,884

  PIMCO VIT                       2020         5,152     6.57 - 6.77          34,311
     CommodityRealReturn(R)       2019         5,237     6.60 - 6.77          34,970
     Strategy Division            2018         5,859     6.04 - 6.17          35,709
                                  2017         6,917     7.17 - 7.28          49,885
                                  2016         6,890     7.15 - 7.22          49,401

  PIMCO VIT Dynamic Bond          2020         3,381   10.67 - 11.01          36,833
     Division                     2019         8,103   10.38 - 10.65          85,343
                                  2018         8,338   10.08 - 10.29          85,042
                                  2017        11,816   10.17 - 10.33         121,046
                                  2016        11,278     9.87 - 9.98         111,866

  PIMCO VIT Emerging Markets      2020         4,012   12.09 - 12.47          49,384
     Bond Division                2019         5,135   11.55 - 11.85          60,178
                                  2018         6,000   10.26 - 10.47          62,180
                                  2017         6,421   10.98 - 11.15          71,038
                                  2016         8,142   10.18 - 10.29          83,339

                                                  FOR THE YEAR ENDED DECEMBER 31
                                        --------------------------------------------------
                                        INVESTMENT(1)  EXPENSE RATIO(2)    TOTAL RETURN(3)
                                           INCOME          LOWEST TO          LOWEST TO
                                          RATIO (%)       HIGHEST (%)        HIGHEST (%)
                                        -------------  ----------------  -----------------

  LMPVET ClearBridge Variable     2020       1.00               0.90                 13.74
     Appreciation Division        2019       1.43               0.90                 28.70
     (Commenced 10/31/2013 and    2018       1.24               0.90                (2.63)
     began transactions in 2016)  2017       1.27               0.90                 18.48
                                  2016       2.06               0.90                  8.79

  LMPVET ClearBridge Variable     2020       1.53               0.90                  6.70
     Dividend Strategy Division   2019       1.45               0.90                 30.41
     (Commenced 10/31/2013 and    2018       1.56               0.90                (5.71)
     began transactions in 2016)  2017       1.52               0.90                 18.11
                                  2016       1.98               0.90                 13.96

  LMPVET ClearBridge Variable     2020       0.02        0.90 - 1.15         29.24 - 29.56
     Large Cap Growth Division    2019       0.31        0.90 - 1.15         30.65 - 30.98
     (Commenced 10/31/2013 and    2018       0.30        0.90 - 1.15       (1.13) - (0.88)
     began transactions in 2016)  2017       0.20        0.90 - 1.15         24.33 - 24.64
                                  2016       0.84        0.90 - 1.15           6.17 - 6.43

  LMPVET ClearBridge Variable     2020         --        0.90 - 1.15         41.62 - 41.98
     Small Cap Growth Division    2019         --        0.90 - 1.15         25.42 - 25.74
     (Commenced 10/31/2013 and    2018         --               0.90                  2.50
     began transactions in 2016)  2017         --               0.90                 23.16
                                  2016         --               0.90                  4.85

  LMPVIT Western Asset Core       2020       2.08               0.90                  8.33
     Plus Division                2019       3.02               0.90                 11.17
     (Commenced 10/31/2013 and    2018       3.42               0.90                (3.11)
     began transactions in 2016)  2017       3.41               0.90                  4.80
                                  2016       5.53               0.90                  3.61

  Morgan Stanley VIF Global       2020       1.45        1.10 - 1.60       (3.00) - (2.52)
     Infrastructure Division      2019       2.55        1.10 - 1.60         25.84 - 26.47
                                  2018       2.72        1.10 - 1.60       (9.36) - (8.90)
                                  2017       2.27        1.10 - 1.60         10.76 - 11.32
                                  2016       1.94        1.10 - 1.60         13.14 - 13.71

  PIMCO VIT                       2020       6.18        1.10 - 1.60       (0.53) - (0.03)
     CommodityRealReturn(R)       2019       4.21        1.10 - 1.60           9.22 - 9.77
     Strategy Division            2018       1.86        1.10 - 1.60     (15.70) - (15.27)
                                  2017      10.82        1.10 - 1.60           0.32 - 0.82
                                  2016       0.87        1.10 - 1.60         12.80 - 13.37

  PIMCO VIT Dynamic Bond          2020       1.80        1.10 - 1.60           2.83 - 3.35
     Division                     2019       2.49        1.10 - 1.60           2.96 - 3.48
                                  2018       2.39        1.10 - 1.60       (0.88) - (0.38)
                                  2017       1.41        1.10 - 1.60           3.04 - 3.55
                                  2016       1.41        1.10 - 1.60           2.77 - 3.28

  PIMCO VIT Emerging Markets      2020       3.91        1.10 - 1.60           4.69 - 5.22
     Bond Division                2019       4.12        1.10 - 1.60         12.61 - 13.17
                                  2018       3.83        1.10 - 1.60       (6.53) - (6.06)
                                  2017       4.78        1.10 - 1.60           7.81 - 8.35
                                  2016       4.96        1.10 - 1.60         11.18 - 11.74

                                    E-109

               METROPOLITAN LIFE SEPARATE ACCOUNT E
              OF METROPOLITAN LIFE INSURANCE COMPANY
         NOTES TO THE FINANCIAL STATEMENTS -- (CONCLUDED)

7.  FINANCIAL HIGHLIGHTS -- (CONCLUDED)

                                                       AS OF DECEMBER 31
                                         --------------------------------------------
                                                         UNIT VALUE
                                                          LOWEST TO          NET
                                             UNITS       HIGHEST ($)     ASSETS ($)
                                         ------------  --------------  --------------

  TAP 1919 Variable Socially       2020         4,540            8.18          37,136
     Responsive Balanced Division  2019         4,540            6.71          30,482
                                   2018         4,988            5.35          26,671
                                   2017         4,430     5.11 - 5.45          24,126
                                   2016         1,649     4.43 - 4.71           7,602

                                                   FOR THE YEAR ENDED DECEMBER 31
                                         -------------------------------------------------
                                         INVESTMENT(1)  EXPENSE RATIO(2)   TOTAL RETURN(3)
                                            INCOME          LOWEST TO         LOWEST TO
                                           RATIO (%)       HIGHEST (%)       HIGHEST (%)
                                         -------------  ----------------  ----------------

  TAP 1919 Variable Socially       2020       0.79               0.90                21.83
     Responsive Balanced Division  2019       0.94               0.90                25.57
                                   2018       1.09               0.90               (1.83)
                                   2017       1.34        0.90 - 1.15        15.41 - 15.70
                                   2016       1.67        0.90 - 1.15          5.02 - 5.28

1 These amounts represent the dividends, excluding distributions of capital gains, received by the Division from the underlying fund, series, or portfolio, net of management fees assessed by the fund manager, divided by the average net assets, regardless of share class, if any. These ratios exclude those expenses, such as mortality and expense risk charges, that are assessed against Contract owner accounts either through reductions in the unit values or the redemption of units. The investment income ratio is calculated for each period indicated or from the effective date through the end of the reporting period. The recognition of investment income by the
  Division is affected by the timing of the declaration of dividends by the underlying fund, series, or portfolio in which the Division invests. The investment income ratio is calculated as a weighted average ratio since the
  Division may invest in two or more share classes, within the underlying fund, series, or portfolio of the Trusts which may have unique investment income ratios.

2 These amounts represent annualized Contract expenses of each of the applicable Divisions, consisting primarily of mortality and expense risk charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to
  Contract owner accounts through the redemption of units and expenses of the underlying fund, series, or portfolio have been excluded.

3 These amounts represent the total return for the period indicated, including changes in the value of the underlying fund, series, or portfolio, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. The total return is calculated for each period indicated or from the effective date through the end of the reporting period. The total return is presented as a range of minimum to maximum returns, based on the minimum and maximum returns within each product grouping of the applicable Division.

                                    E-110

Module
                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

              Item 8. Financial Statements and Supplementary Data

        Index to Consolidated Financial Statements, Notes and Schedules

                                                                           Page
                                                                          ------
Report of Independent Registered Public Accounting Firm..................      2
Financial Statements at December 31, 2020 and 2019 and for the Years
  Ended December 31, 2020, 2019 and 2018:

     Note 1 -- Business, Basis of Presentation and Summary of

     Note 4 -- Deferred Policy Acquisition Costs, Value of Business

Financial Statement Schedules at December 31, 2020 and 2019 and for
  the Years Ended December 31, 2020, 2019 and 2018:
  Schedule I -- Consolidated Summary of Investments -- Other Than

                                    MLIC-1

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the stockholder and the Board of Directors of Metropolitan Life Insurance
Company

Opinion on the Financial Statements

We have audited the accompanying consolidated balance sheets of Metropolitan
Life Insurance Company and subsidiaries (the "Company") as of December 31, 2020 and 2019, the related consolidated statements of operations, comprehensive income (loss), equity, and cash flows for each of the three years in the period ended December 31, 2020, and the related notes and the schedules listed in the
Index to Consolidated Financial Statements, Notes and Schedules (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2020 and 2019, and the results of its operations and its cash flows for each of the three years in the period ended December 31,
2020, in conformity with accounting principles generally accepted in the United
States of America.

Basis for Opinion

These financial statements are the responsibility of the Company's management.
Our responsibility is to express an opinion on the Company's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are
required to be independent with respect to the Company in accordance with the
U.S. federal securities laws and the applicable rules and regulations of the
Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

Critical Audit Matters

The critical audit matters communicated below are matters arising from the current-period audit of the financial statements that were communicated or required to be communicated to the audit committee and that (1) relate to accounts or disclosures that are material to the financial statements and
(2) involved our especially challenging, subjective, or complex judgments. The communication of critical audit matters does not alter in any way our opinion on the financial statements, taken as a whole, and we are not, by communicating the critical audit matters below, providing separate opinions on the critical audit matters or on the accounts or disclosures to which they relate.

Fixed Maturity Securities Available-for-Sale -- Fair Value of Level 3 Fixed
Maturity Securities -- Refer to Notes 1, 7, and 9 to the financial statements

Critical Audit Matter Description

The Company has investments in certain fixed maturity securities classified as available-for-sale whose fair values are based on unobservable inputs that are supported by little or no market activity. When a price is not available in the active market, from an independent pricing service, or from independent broker quotations, management values the security using internal matrix pricing or discounted cash flow techniques. These investments are categorized as Level 3 and had an estimated fair value of $4.0 billion as of December 31, 2020.

                                    MLIC-2

Given management uses considerable judgment when estimating the fair value of
Level 3 fixed maturity securities determined using internal matrix pricing or discounted cash flow techniques, performing audit procedures to evaluate the estimate of fair value required a high degree of auditor judgment and an increased extent of effort. This audit effort included the use of professionals with specialized skills and knowledge, including our fair value specialists, to assist in performing procedures and evaluating the audit evidence obtained.

How the Critical Audit Matter Was Addressed in the Audit

Our audit procedures related to the valuation of Level 3 fixed maturity securities determined using internal matrix pricing or discounted cash flow techniques included the following, among others:

    .  We tested the effectiveness of controls over the determination of fair value.

    .  We tested the accuracy and completeness of relevant security attributes, including credit ratings, maturity dates and coupon rates, used in the determination of Level 3 fair values.

    .  With the involvement of our fair value specialists, we developed independent fair value estimates for a sample of securities and compared our estimates to the Company's estimates and evaluated differences. We developed our estimate by evaluating the observable and unobservable inputs used by management or developing independent inputs.

    .  We evaluated management's ability to accurately estimate fair value by comparing management's historical estimates to subsequent transactions, taking into account changes in market conditions subsequent to
       December 31, 2020.

Insurance Liabilities -- Valuation of Future Policy Benefits for Long-Term Care
Insurance -- Refer to Notes 1 and 3 to the financial statements

Critical Audit Matter Description

The Company's products include long-term care insurance. Liabilities for amounts payable under long-term care insurance are recorded in future policy benefits in the Company's consolidated balance sheets. Such liabilities are established based on actuarial assumptions at the time policies are issued, which are intended to estimate the experience for the period the policy benefits are payable. Significant adverse changes in experience on such contracts may require the establishment of premium deficiency reserves, which are based on current assumptions. Management's estimate of future policy benefits for long-term care insurance was $14.3 billion as of December 31, 2020.

Management applies considerable judgment in evaluating actual experience to determine whether a change in assumptions for long-term care insurance is warranted. Principal assumptions used in the valuation of future policy benefits for long-term care insurance include morbidity, policy lapse, investment returns and mortality.

Given the inherent uncertainty in selecting assumptions, we have determined that management's evaluation of actual experience when estimating future policy benefits for long-term care insurance policies is a critical audit matter, which required a high degree of auditor judgment and an increased extent of effort when performing audit procedures to evaluate the judgments made and the reasonableness of the assumptions used in the valuation. The audit effort included the use of professionals with specialized skill and knowledge, including our actuarial specialists, to assist in performing these procedures and evaluating the audit evidence obtained from these procedures.

How the Critical Audit Matter Was Addressed in the Audit

Our audit procedures related to the assumptions used to determine the estimate of future policy benefits for long-term care insurance, included, among others, the following:

    .  We tested the effectiveness of the control over the assumptions used in the valuation of future policy benefits and the effectiveness of the controls over the underlying data.

    .  With the involvement of our actuarial specialists, we:

       .  evaluated judgments applied by management in setting principal assumptions, including evaluating the results of experience studies used as the basis for setting those assumptions.

                                    MLIC-3

       .  evaluated management's estimate of, or developed an independent estimate of future policy benefits, on a sample basis, and evaluated differences. This included confirming that assumptions were applied as intended.

       .  evaluated the results of the Company's annual premium deficiency tests.

Derivatives -- Valuation of Embedded Derivative Liabilities -- Refer to Notes
1, 3, 8, and 9 to the financial statements

Critical Audit Matter Description

The Company's products include variable annuity contracts with guaranteed minimum benefits that provide the policyholder a minimum return based on their initial deposit adjusted for withdrawals. The guarantees on variable annuity contracts are accounted for as insurance liabilities or as embedded derivatives depending on how and when the benefit is paid. Guarantees accounted for as embedded derivatives include the non-life contingent portion of guaranteed minimum withdrawal benefits and certain non-life contingent portions of guaranteed minimum income benefits, and are recorded in policyholder account balances on the Company's consolidated balance sheet. Embedded derivatives are measured at estimated fair value separately from the host variable annuity contract using actuarial and capital market assumptions that are updated annually. Management's estimate of embedded derivative liabilities was $2.1 billion as of December 31, 2020.

Management applies considerable judgment in selecting assumptions used to estimate embedded derivative liabilities and changes in market conditions or variations in certain assumptions could result in significant fluctuations in the estimate. Principal assumptions include mortality, lapse, dynamic lapse, withdrawal, utilization, and risk-free rates and implied volatilities. The valuation of the embedded derivative liabilities is also based on complex calculations which are data intensive.

Given the inherent uncertainty in selecting assumptions and the complexity of the calculations, we have determined that management's valuation of the embedded derivative liabilities is a critical audit matter which required a high degree of auditor judgment and an increased extent of effort when performing audit procedures to evaluate the judgments made and the reasonableness of the models and assumptions used in the valuation. The audit effort included the use of professionals with specialized skill and knowledge, including our valuation, modeling and actuarial specialists, to assist in performing these procedures and evaluating the audit evidence obtained from these procedures.

How the Critical Audit Matter Was Addressed in the Audit

Our audit procedures related to the valuation of embedded derivative liabilities included, among others, the following:

    .  We tested the effectiveness of controls over the assumptions, including controls over the underlying data used in the valuation of embedded derivative liabilities.

    .  We tested the effectiveness of controls over the methodologies and models used for determining the embedded derivative liabilities.

    .  With the involvement of our valuation, modeling and actuarial specialists, we:

       .  evaluated the methods, models, and judgments applied by management in the determination of principal assumptions and the calculation of the embedded derivative liabilities

       .  evaluated the results of underlying experience studies, capital market projections, and judgments applied by management in setting the assumptions

       .  developed an independent estimate of the embedded derivative liabilities, on a sample basis, and evaluated differences.

/s/ DELOITTE & TOUCHE LLP
New York, New York
March 8, 2021

We have served as the Company's auditor since at least 1968; however, an earlier year could not be reliably determined.

                                    MLIC-4

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

                          Consolidated Balance Sheets
                          December 31, 2020 and 2019

                (In millions, except share and per share data)

                                                        2020          2019
                                                    ------------- -------------
 Assets
 Investments:
 Fixed maturity securities available-for-sale, at
  estimated fair value (amortized cost: $156,423
  and $154,397, respectively; allowance for credit
  loss of $51 and $0, respectively)................  $    181,340  $    169,564
 Mortgage loans (net of allowance for credit loss
  of $517 and $289, respectively; includes $199
  and $210, respectively, relating to variable
  interest entities; includes $165 and $188,
  respectively, under the fair value option and $0
  and $59, respectively, of mortgage loans
  held-for-sale)...................................        66,405        65,549
 Policy loans......................................         5,973         6,100
 Real estate and real estate joint ventures
  (includes $1,435 and $1,378, respectively,
  relating to variable interest entities, $169 and
  $127, respectively, under the fair value option
  and $128 and $0, respectively, of real estate
  held-for-sale)...................................         7,478         6,659
 Other limited partnership interests...............         5,775         4,954
 Short-term investments, at estimated fair value...         2,623         1,883
 Other invested assets (includes $992 and $1,085,
  respectively, of leveraged and direct financing
  leases and $79 and $94, respectively, relating
  to variable interest entities)...................        17,723        16,979
                                                    ------------- -------------
   Total investments...............................       287,317       271,688
 Cash and cash equivalents, principally at
  estimated fair value (includes $9 and $5,
  respectively, relating to variable interest
  entities)........................................        11,337         8,927
 Accrued investment income (includes $1 and $1,
  respectively, relating to variable interest
  entities)........................................         1,904         1,987
 Premiums, reinsurance and other receivables
  (includes $3 and $3, respectively, relating to
  variable interest entities)......................        21,478        22,435
 Deferred policy acquisition costs and value of
  business acquired................................         2,649         3,453
 Other assets (includes $1 and $2, respectively,
  relating to variable interest entities)..........         4,276         4,460
 Separate account assets...........................       128,646       117,867
                                                    ------------- -------------
   Total assets....................................  $    457,607  $    430,817
                                                    ============= =============
 Liabilities and Equity
 Liabilities
 Future policy benefits............................  $    133,921  $    128,304
 Policyholder account balances.....................        96,635        91,708
 Other policy-related balances.....................         7,430         7,732
 Policyholder dividends payable....................           397           495
 Policyholder dividend obligation..................         2,969         2,020
 Payables for collateral under securities loaned
  and other transactions...........................        23,122        20,365
 Short-term debt...................................           120           128
 Long-term debt (includes $5 and $5, respectively,
  relating to variable interest entities)..........         1,619         1,548
 Current income tax payable........................           486           388
 Deferred income tax liability.....................         1,980         1,568
 Other liabilities.................................        25,424        26,082
 Separate account liabilities......................       128,646       117,867
                                                    ------------- -------------
   Total liabilities...............................       422,749       398,205
                                                    ------------- -------------
 Contingencies, Commitments and Guarantees (Note
  16)
 Equity
 Metropolitan Life Insurance Company stockholder's
  equity:
 Common stock, par value $0.01 per share;
  1,000,000,000 shares authorized; 494,466,664
  shares issued and outstanding....................             5             5
 Additional paid-in capital........................        12,460        12,455
 Retained earnings.................................        10,548         9,943
 Accumulated other comprehensive income (loss).....        11,662        10,025
                                                    ------------- -------------
   Total Metropolitan Life Insurance Company
    stockholder's equity...........................        34,675        32,428
 Noncontrolling interests..........................           183           184
                                                    ------------- -------------
   Total equity....................................        34,858        32,612
                                                    ------------- -------------
   Total liabilities and equity....................  $    457,607  $    430,817
                                                    ============= =============

       See accompanying notes to the consolidated financial statements.

                                    MLIC-5

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

                     Consolidated Statements of Operations
             For the Years Ended December 31, 2020, 2019 and 2018

                                 (In millions)

                                                       2020          2019          2018
                                                   ------------  ------------  ------------
Revenues
Premiums..........................................  $    20,741   $    21,608   $    26,613
Universal life and investment-type product policy
 fees.............................................        1,996         2,037         2,124
Net investment income.............................       10,250        10,973        10,919
Other revenues....................................        1,661         1,573         1,586
Net investment gains (losses)                               (73)          346           153
Net derivative gains (losses).....................          738          (288)          766
                                                   ------------  ------------  ------------
 Total revenues...................................       35,313        36,249        42,161
                                                   ------------  ------------  ------------
Expenses
Policyholder benefits and claims..................       23,074        24,051        29,097
Interest credited to policyholder account balances        2,247         2,624         2,479
Policyholder dividends............................          901         1,038         1,085
Other expenses....................................        5,013         4,976         5,191
                                                   ------------  ------------  ------------
 Total expenses...................................       31,235        32,689        37,852
                                                   ------------  ------------  ------------
 Income (loss) before provision for income tax....        4,078         3,560         4,309
Provision for income tax expense (benefit)........          534           148           173
                                                   ------------  ------------  ------------
 Net income (loss)................................        3,544         3,412         4,136
Less: Net income (loss) attributable to
 noncontrolling interests.........................           (6)           (6)            6
                                                   ------------  ------------  ------------
 Net income (loss) attributable to Metropolitan
   Life Insurance Company.........................  $     3,550   $     3,418   $     4,130
                                                   ============  ============  ============

       See accompanying notes to the consolidated financial statements.

                                    MLIC-6

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

            Consolidated Statements of Comprehensive Income (Loss)
             For the Years Ended December 31, 2020, 2019 and 2018

                                 (In millions)

                                                       2020         2019         2018
                                                   -----------  -----------  -----------
Net income (loss).................................  $    3,544   $    3,412   $    4,136
Other comprehensive income (loss):
Unrealized investment gains (losses), net of
 related offsets..................................       1,911        8,053       (6,318)
Unrealized gains (losses) on derivatives..........         216          279          346
Foreign currency translation adjustments..........          54          (32)         (20)
Defined benefit plans adjustment..................        (108)        (143)       2,409
                                                   -----------  -----------  -----------
 Other comprehensive income (loss), before income
   tax............................................       2,073        8,157       (3,583)
Income tax (expense) benefit related to items of
 other comprehensive income (loss)................        (436)      (1,711)         793
                                                   -----------  -----------  -----------
 Other comprehensive income (loss), net of income
   tax............................................       1,637        6,446       (2,790)
                                                   -----------  -----------  -----------
Comprehensive income (loss).......................       5,181        9,858        1,346
Less: Comprehensive income (loss) attributable to
 noncontrolling interest, net of income tax.......          (6)          (6)           6
                                                   -----------  -----------  -----------
 Comprehensive income (loss) attributable to
   Metropolitan Life Insurance Company............  $    5,187   $    9,864   $    1,340
                                                   ===========  ===========  ===========

       See accompanying notes to the consolidated financial statements.

                                    MLIC-7

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

                       Consolidated Statements of Equity
             For the Years Ended December 31, 2020, 2019 and 2018

                                 (In millions)

                                                                  Accumulated           Total
                                         Additional                  Other        Metropolitan Life
                                Common    Paid-in     Retained    Comprehensive   Insurance Company    Noncontrolling   Total
                                Stock     Capital     Earnings   Income (Loss)   Stockholder's Equity    Interests      Equity
                               -------- -----------  ----------  -------------- --------------------- --------------- ---------
Balance at December 31, 2017.. $      5 $    14,150  $   10,035   $     5,428      $       29,618        $     143    $  29,761
Cumulative effects of changes
 in accounting principles,
 net of income tax............                             (917)          924                   7                             7
Capital contributions from
 MetLife, Inc.................                   74                                            74                            74
Returns of capital............                   (2)                                           (2)                           (2)
Transfer of employee benefit
 plans to an affiliate
 (Note 14)....................               (1,772)                                       (1,772)                       (1,772)
Dividends to MetLife, Inc.....                           (3,736)                           (3,736)                       (3,736)
Change in equity of
 noncontrolling interests.....                                                                 --               49           49
Net income (loss).............                            4,130                             4,130                6        4,136
Other comprehensive income
 (loss), net of income tax....                                         (2,790)             (2,790)                       (2,790)
                               -------- -----------  ----------   -----------      --------------        ---------    ---------
Balance at December 31, 2018..        5      12,450       9,512         3,562              25,529              198       25,727
Cumulative effects of changes
 in accounting principles,
 net of income tax............                               78            17                  95                            95
Capital contributions from
 MetLife, Inc.................                    5                                             5                             5
Dividends to MetLife, Inc.....                           (3,065)                           (3,065)                       (3,065)
Change in equity of
 noncontrolling interests.....                                                                 --               (8)          (8)
Net income (loss).............                            3,418                             3,418               (6)       3,412
Other comprehensive income
 (loss), net of income tax....                                          6,446               6,446                         6,446
                               -------- -----------  ----------   -----------      --------------        ---------    ---------
Balance at December 31, 2019..        5      12,455       9,943        10,025              32,428              184       32,612
Cumulative effects of changes
 in accounting principles,
 net of income tax (Note 1)...                             (113)                             (113)                         (113)
Capital contributions from
 MetLife, Inc.................                    5                                             5                             5
Dividends to MetLife, Inc.....                           (2,832)                           (2,832)                       (2,832)
Change in equity of
 noncontrolling interests.....                                                                 --                5            5
Net income (loss).............                            3,550                             3,550               (6)       3,544
Other comprehensive income
 (loss), net of income tax....                                          1,637               1,637                         1,637
                               -------- -----------  ----------   -----------      --------------        ---------    ---------
Balance at December 31, 2020.. $      5 $    12,460  $   10,548   $    11,662      $       34,675        $     183    $  34,858
                               ======== ===========  ==========   ===========      ==============        =========    =========

       See accompanying notes to the consolidated financial statements.

                                    MLIC-8

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

                     Consolidated Statements of Cash Flows
             For the Years Ended December 31, 2020, 2019 and 2018

                                 (In millions)

                                                       2020           2019           2018
                                                  -------------  -------------  -------------
Cash flows from operating activities
Net income (loss)................................ $       3,544  $       3,412  $       4,136
Adjustments to reconcile net income (loss) to
 net cash provided by (used in) operating
 activities:
 Depreciation and amortization expenses..........           125             99            264
 Amortization of premiums and accretion of
  discounts associated with investments, net.....          (651)          (823)          (907)
 (Gains) losses on investments and from sales of
  businesses, net................................            73           (346)          (153)
 (Gains) losses on derivatives, net..............          (299)           499           (346)
 (Income) loss from equity method investments,
  net of dividends or distributions..............           238            366            375
 Interest credited to policyholder account
  balances.......................................         2,213          2,624          2,479
 Universal life and investment-type product
  policy fees....................................        (1,130)        (2,037)        (2,124)
 Change in fair value option and trading
  securities.....................................          (171)          (151)             3
 Change in accrued investment income.............            72             45             11
 Change in premiums, reinsurance and other
  receivables....................................           826           (200)          (309)
 Change in deferred policy acquisition costs and
  value of business acquired, net................           355            197            436
 Change in income tax............................           104           (351)           911
 Change in other assets..........................            90            961            947
 Change in insurance-related liabilities and
  policy-related balances........................        (1,256)         1,571          3,997
 Change in other liabilities.....................        (1,372)           277         (1,675)
 Other, net......................................           176             (1)           (19)
                                                  -------------  -------------  -------------
  Net cash provided by (used in) operating
    activities...................................         2,937          6,142          8,026
                                                  -------------  -------------  -------------
Cash flows from investing activities
Sales, maturities and repayments of:
 Fixed maturity securities available-for-sale....        46,700         49,464         67,609
 Equity securities...............................           310            183            135
 Mortgage loans..................................         9,963         11,482          8,908
 Real estate and real estate joint ventures......            81          1,101          1,131
 Other limited partnership interests.............           464            494            479
Purchases and originations of:
 Fixed maturity securities available-for-sale....       (48,561)       (48,421)       (61,109)
 Equity securities...............................          (106)           (49)          (161)
 Mortgage loans..................................       (10,931)       (13,458)       (13,968)
 Real estate and real estate joint ventures......          (768)        (1,443)          (463)
 Other limited partnership interests.............        (1,071)          (971)          (871)
Cash received in connection with freestanding
 derivatives.....................................         3,823          1,759          1,798
Cash paid in connection with freestanding
 derivatives.....................................        (2,886)        (1,957)        (2,258)
Receipts on loans to affiliates..................           251             --             --
Net change in policy loans.......................           127            (39)           (55)
Net change in short-term investments.............          (714)          (377)         1,671
Net change in other invested assets..............            44             (8)           351
Net change in property, equipment and leasehold
 improvements....................................            18             60            209
Other, net.......................................            21             (4)             4
                                                  -------------  -------------  -------------
 Net cash provided by (used in) investing
  activities..................................... $      (3,235) $      (2,184) $       3,410
                                                  -------------  -------------  -------------

       See accompanying notes to the consolidated financial statements.

                                    MLIC-9

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

             Consolidated Statements of Cash Flows -- (continued)
             For the Years Ended December 31, 2020, 2019 and 2018

                                 (In millions)

                                                       2020           2019          2018
                                                  -------------  -------------  ------------
Cash flows from financing activities
Policyholder account balances:
  Deposits....................................... $      77,446  $      74,049  $     74,550
  Withdrawals....................................       (74,655)       (74,571)      (78,746)
Net change in payables for collateral under
 securities loaned and other transactions........         2,757          1,893        (1,399)
Long-term debt issued............................           128             --            24
Long-term debt repaid............................           (97)           (28)         (109)
Financing element on certain derivative
 instruments and other derivative related
 transactions, net...............................           (40)          (175)         (149)
Dividends paid to MetLife, Inc...................        (2,832)        (3,065)       (3,736)
Other, net.......................................            (3)           (19)          (54)
  Net cash provided by (used in) financing
   activities....................................         2,704         (1,916)       (9,619)
Effect of change in foreign currency exchange
 rates on cash and cash equivalents balances.....             4              3            (4)
  Change in cash and cash equivalents............         2,410          2,045         1,813
Cash and cash equivalents, beginning of year.....         8,927          6,882         5,069
                                                  -------------  -------------  ------------
  Cash and cash equivalents, end of year......... $      11,337  $       8,927  $      6,882
                                                  =============  =============  ============
Supplemental disclosures of cash flow information
Net cash paid (received) for:
Interest......................................... $          99  $         104  $        107
                                                  =============  =============  ============
Income tax....................................... $          45  $         552  $        483
                                                  =============  =============  ============
Non-cash transactions:
Capital contributions from MetLife, Inc.......... $           5  $           5  $         74
                                                  =============  =============  ============
Transfer of fixed maturity securities
 available-for-sale to an affiliate.............. $         296  $          --  $         --
                                                  =============  =============  ============
Transfer of mortgage loans to an affiliate....... $          84  $          --  $         --
                                                  =============  =============  ============
Transfer of real estate from an affiliate........ $         380  $          --  $         --
                                                  =============  =============  ============
Operating lease liability associated with the
 recognition of right-of-use assets.............. $          --  $         152  $         --
                                                  =============  =============  ============
Transfer of employee benefit plans to an
 affiliate....................................... $          --  $          --  $      1,772
                                                  =============  =============  ============
Fixed maturity securities available-for-sale
 received in connection with pension risk
 transfer transactions........................... $          --  $          --  $      3,016
                                                  =============  =============  ============
Reclassification of certain equity securities to
 other invested assets........................... $          --  $          --  $        733
                                                  =============  =============  ============

       See accompanying notes to the consolidated financial statements.

                                    MLIC-10

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

                Notes to the Consolidated Financial Statements

1. Business, Basis of Presentation and Summary of Significant Accounting
Policies

Business

  Metropolitan Life Insurance Company and its subsidiaries (collectively,
"MLIC" or the "Company") is a provider of insurance, annuities, employee benefits and asset management and is organized into two segments: U.S. and
MetLife Holdings. Metropolitan Life Insurance Company is a wholly-owned subsidiary of MetLife, Inc. (MetLife, Inc., together with its subsidiaries and affiliates, "MetLife").

Basis of Presentation

  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to adopt accounting policies and make estimates and assumptions that affect amounts reported on the consolidated financial statements. In applying these policies and estimates, management makes subjective and complex judgments that frequently require assumptions about matters that are inherently uncertain, including uncertainties associated with the novel coronavirus
COVID-19 pandemic (the "COVID-19 Pandemic"). Many of these policies, estimates and related judgments are common in the insurance and financial services industries; others are specific to the Company's business and operations.
Actual results could differ from these estimates.

  Consolidation

    The accompanying consolidated financial statements include the accounts of
  Metropolitan Life Insurance Company and its subsidiaries, as well as partnerships and joint ventures in which the Company has control, and variable interest entities ("VIEs") for which the Company is the primary beneficiary. Intercompany accounts and transactions have been eliminated.

    Since the Company is a member of a controlled group of affiliated companies, its results may not be indicative of those of a stand-alone entity.

  Separate Accounts

    Separate accounts are established in conformity with insurance laws.
  Generally, the assets of the separate accounts cannot be used to settle the liabilities that arise from any other business of the Company. Separate account assets are subject to general account claims only to the extent the value of such assets exceeds the separate account liabilities. The Company reports separately, as assets and liabilities, investments held in separate accounts and liabilities of the separate accounts if:

  .   such separate accounts are legally recognized;

  .   assets supporting the contract liabilities are legally insulated from the
      Company's general account liabilities;

  .   investment objectives are directed by the contractholder; and

  .   all investment performance, net of contract fees and assessments, is passed through to the contractholder.

    The Company reports separate account assets at their fair value, which is based on the estimated fair values of the underlying assets comprising the individual separate account portfolios. Investment performance (including investment income, net investment gains (losses) and changes in unrealized gains (losses)) and the corresponding amounts credited to contractholders of such separate accounts are offset within the same line on the statements of operations. Separate accounts credited with a contractual investment return are combined on a line-by-line basis with the Company's general account assets, liabilities, revenues and expenses and the accounting for these investments is consistent with the methodologies described herein for similar financial instruments held within the general account.

    The Company's revenues reflect fees charged to the separate accounts, including mortality charges, risk charges, policy administration fees, investment management fees and surrender charges. Such fees are included in universal life and investment-type product policy fees on the statements of operations.

                                    MLIC-11

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting
Policies (continued)

Summary of Significant Accounting Policies

  The following are the Company's significant accounting policies with references to notes providing additional information on such policies and critical accounting estimates relating to such policies.

---------------------------------------------------------------------------------------------
Accounting Policy                                                                        Note
---------------------------------------------------------------------------------------------
Insurance                                                                               3
---------------------------------------------------------------------------------------------
Deferred Policy Acquisition Costs, Value of Business Acquired and Other Intangibles     4
---------------------------------------------------------------------------------------------
Reinsurance                                                                             5
---------------------------------------------------------------------------------------------
Investments                                                                             7
---------------------------------------------------------------------------------------------
Derivatives                                                                             8
---------------------------------------------------------------------------------------------
Fair Value                                                                              9
---------------------------------------------------------------------------------------------
Employee Benefit Plans                                                                  14
---------------------------------------------------------------------------------------------
Income Tax                                                                              15
---------------------------------------------------------------------------------------------
Litigation Contingencies                                                                16
---------------------------------------------------------------------------------------------

  Insurance

   Future Policy Benefit Liabilities and Policyholder Account Balances

     The Company establishes liabilities for amounts payable under insurance policies. Generally, amounts are payable over an extended period of time and related liabilities are calculated as the present value of future expected benefits to be paid, reduced by the present value of future expected premiums. Such liabilities are established based on methods and underlying assumptions in accordance with GAAP and applicable actuarial standards.
   Principal assumptions used in the establishment of liabilities for future policy benefits are mortality, morbidity, policy lapse, renewal, retirement, disability incidence, disability terminations, investment returns, inflation, expenses and other contingent events as appropriate to the respective product type. These assumptions are established at the time the policy is issued and are intended to estimate the experience for the period the policy benefits are payable. Utilizing these assumptions, liabilities are established on a block of business basis. For long-duration insurance contracts, assumptions such as mortality, morbidity and interest rates are
   "locked in" upon the issuance of new business. However, significant adverse changes in experience on such contracts may require the establishment of premium deficiency reserves. Such reserves are determined based on the then current assumptions and do not include a provision for adverse deviation.

     Premium deficiency reserves may also be established for short-duration contracts to provide for expected future losses. These reserves are based on actuarial estimates of the amount of loss inherent in that period, including losses incurred for which claims have not been reported. The provisions for unreported claims are calculated using studies that measure the historical length of time between the incurred date of a claim and its eventual reporting to the Company. Anticipated investment income is considered in the calculation of premium deficiency losses for short-duration contracts.

     Liabilities for universal and variable life policies with secondary guarantees and paid-up guarantees are determined by estimating the expected value of death benefits payable when the account balance is projected to be zero and recognizing those benefits ratably over the life of the contract based on total expected assessments. The assumptions used in estimating the secondary and paid-up guarantee liabilities are consistent with those used for amortizing deferred policy acquisition costs ("DAC"), and are thus subject to the same variability and risk as further discussed herein. The assumptions of investment performance and volatility for variable products are consistent with historical experience of appropriate underlying equity indices, such as the S&P Global Ratings ("S&P") 500 Index. The benefits used in calculating the liabilities are based on the average benefits payable over a range of scenarios.

     The Company regularly reviews its estimates of liabilities for future policy benefits and compares them with its actual experience. Differences result in changes to the liability balances with related charges or credits to benefit expenses in the period in which the changes occur.

                                    MLIC-12

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting
Policies (continued)

     Policyholder account balances relate to contracts or contract features where the Company has no significant insurance risk.

     The Company issues directly and assumes through reinsurance variable annuity products with guaranteed minimum benefits that provide the policyholder a minimum return based on their initial deposit adjusted for withdrawals. These guarantees are accounted for as insurance liabilities or as embedded derivatives depending on how and when the benefit is paid.
   Specifically, a guarantee is accounted for as an embedded derivative if a guarantee is paid without requiring (i) the occurrence of a specific insurable event, or (ii) the policyholder to annuitize. Alternatively, a guarantee is accounted for as an insurance liability if the guarantee is paid only upon either (i) the occurrence of a specific insurable event, or
   (ii) annuitization. In certain cases, a guarantee may have elements of both an insurance liability and an embedded derivative and in such cases the guarantee is split and accounted for under both models.

     Guarantees accounted for as insurance liabilities in future policy benefits include guaranteed minimum death benefits ("GMDBs"), the life-contingent portion of guaranteed minimum withdrawal benefits ("GMWBs"), elective annuitizations of guaranteed minimum income benefits ("GMIBs"), and the life contingent portion of GMIBs that require annuitization when the account balance goes to zero.

     Guarantees accounted for as embedded derivatives in policyholder account balances include guaranteed minimum accumulation benefits ("GMABs"), the non-life contingent portion of GMWBs and certain non-life contingent portions of GMIBs. At inception, the Company attributes to the embedded derivative a portion of the projected future guarantee fees to be collected from the policyholder equal to the present value of projected future guaranteed benefits. Any additional fees represent "excess" fees and are reported in universal life and investment-type product policy fees.

   Other Policy-Related Balances

     Other policy-related balances include policy and contract claims, premiums received in advance, unearned revenue liabilities, obligations assumed under structured settlement assignments, policyholder dividends due and unpaid, and policyholder dividends left on deposit.

     The liability for policy and contract claims generally relates to incurred but not reported ("IBNR") death, disability, and dental claims. In addition, included in other policy-related balances are claims which have been reported but not yet settled for death, disability and dental. The liability for these claims is based on the Company's estimated ultimate cost of settling all claims. The Company derives estimates for the development of
   IBNR claims principally from analyses of historical patterns of claims by business line. The methods used to determine these estimates are continually reviewed. Adjustments resulting from this continuous review process and differences between estimates and payments for claims are recognized in policyholder benefits and claims expense in the period in which the estimates are changed or payments are made.

     The Company accounts for the prepayment of premiums on its individual life, group life and health contracts as premiums received in advance. These amounts are then recognized in premiums when due.

     The unearned revenue liability relates to universal life and investment-type products and represents policy charges for services to be provided in future periods. The charges are deferred as unearned revenue and amortized using the product's estimated gross profits and margins, similar to DAC as discussed further herein. Such amortization is recorded in universal life and investment-type product policy fees.

   Recognition of Insurance Revenues and Deposits

     Premiums related to traditional life and annuity contracts with life contingencies are recognized as revenues when due from policyholders.
   Policyholder benefits and expenses are provided to recognize profits over the estimated lives of the insurance policies. When premiums are due over a significantly shorter period than the period over which benefits are provided, any excess profit is deferred and recognized into earnings in a constant relationship to insurance in-force or, for annuities, the amount of expected future policy benefit payments.

     Premiums related to short-duration non-medical health, disability and accident & health contracts are recognized on a pro rata basis over the applicable contract term.

                                    MLIC-13

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting
Policies (continued)

     Deposits related to universal life and investment-type products are credited to policyholder account balances. Revenues from such contracts consist of fees for mortality, policy administration and surrender charges and are recorded in universal life and investment-type product policy fees in the period in which services are provided. Amounts that are charged to earnings include interest credited and benefit claims incurred in excess of related policyholder account balances.

     All revenues and expenses are presented net of reinsurance, as applicable.

  Deferred Policy Acquisition Costs, Value of Business Acquired and Other
Intangibles

    The Company incurs significant costs in connection with acquiring new and renewal insurance business. Costs that are related directly to the successful acquisition or renewal of insurance contracts are capitalized as DAC. Such costs include:

  .   incremental direct costs of contract acquisition, such as commissions;

  .   the portion of an employee's total compensation and benefits related to time spent selling, underwriting or processing the issuance of new and renewal insurance business only with respect to actual policies acquired or renewed; and

  .   other essential direct costs that would not have been incurred had a policy not been acquired or renewed.

    All other acquisition-related costs, including those related to general advertising and solicitation, market research, agent training, product development, unsuccessful sales and underwriting efforts, as well as all indirect costs, are expensed as incurred.

    Value of business acquired ("VOBA") is an intangible asset resulting from a business combination that represents the excess of book value over the estimated fair value of acquired insurance, annuity, and investment-type contracts in-force at the acquisition date. The estimated fair value of the acquired liabilities is based on projections, by each block of business, of future policy and contract charges, premiums, mortality and morbidity, separate account performance, surrenders, operating expenses, investment returns, nonperformance risk adjustment and other factors. Actual experience with the purchased business may vary from these projections.

    DAC and VOBA are amortized as follows:

 Products:                              In proportion to the following over
                                        estimated lives of the contracts:
 ------------------------------------------------------------------------------
 . Nonparticipating and                   Actual and expected future gross
   non-dividend-paying traditional        premiums
   contracts:
  .  Term insurance
  .  Nonparticipating whole life
     insurance
  .  Traditional group life insurance
  .  Non-medical health insurance
 ------------------------------------------------------------------------------
 . Participating, dividend-paying         Actual and expected future gross
   traditional contracts                  margins
 ------------------------------------------------------------------------------
 . Fixed and variable universal life      Actual and expected future gross
   contracts                              profits
 . Fixed and variable deferred annuity
   contracts
 ------------------------------------------------------------------------------

    See Note 4 for additional information on DAC and VOBA amortization.
  Amortization of DAC and VOBA is included in other expenses.

    The recovery of DAC and VOBA is dependent upon the future profitability of the related business. DAC and VOBA are aggregated on the financial statements for reporting purposes.

    The Company generally has two different types of sales inducements which are included in other assets: (i) the policyholder receives a bonus whereby the policyholder's initial account balance is increased by an amount equal to a specified percentage of the customer's deposit; and (ii) the policyholder receives a higher interest rate using a dollar cost averaging method than would have been received based on the normal general account interest rate credited. The Company defers sales inducements and amortizes them over the life of the policy using the same methodology and assumptions used to amortize DAC. The amortization of sales inducements is included in policyholder benefits and claims. Each year, or more

                                    MLIC-14

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting
Policies (continued)

  frequently if circumstances indicate a potential recoverability issue exists, the Company reviews deferred sales inducements ("DSI") to determine the recoverability of the asset.

    Value of distribution agreements acquired ("VODA") is reported in other assets and represents the present value of expected future profits associated with the expected future business derived from the distribution agreements acquired as part of a business combination. Value of customer relationships acquired ("VOCRA") is also reported in other assets and represents the present value of the expected future profits associated with the expected future business acquired through existing customers of the acquired company or business. The VODA and VOCRA associated with past business combinations are amortized over the assets' useful lives ranging from 10 to 30 years and such amortization is included in other expenses. Each year, or more frequently if circumstances indicate a possible impairment exists, the
  Company reviews VODA and VOCRA to determine whether the asset is impaired.

  Reinsurance

    For each of its reinsurance agreements, the Company determines whether the agreement provides indemnification against loss or liability relating to insurance risk in accordance with applicable accounting standards. Cessions under reinsurance agreements do not discharge the Company's obligations as the primary insurer. The Company reviews all contractual features, including those that may limit the amount of insurance risk to which the reinsurer is subject or features that delay the timely reimbursement of claims.

    For reinsurance of existing in-force blocks of long-duration contracts that transfer significant insurance risk, the difference, if any, between the amounts paid (received), and the liabilities ceded (assumed) related to the underlying contracts is considered the net cost of reinsurance at the inception of the reinsurance agreement. The net cost of reinsurance is amortized on a basis consistent with the methodologies and assumptions used for amortizing DAC related to the underlying reinsured contracts. Subsequent amounts paid (received) on the reinsurance of in-force blocks, as well as amounts paid (received) related to new business, are recorded as ceded (assumed) premiums; and ceded (assumed) premiums, reinsurance and other receivables (future policy benefits) are established.

    For prospective reinsurance of short-duration contracts that meet the criteria for reinsurance accounting, amounts paid (received) are recorded as ceded (assumed) premiums and ceded (assumed) unearned premiums. Unearned premiums are reflected as a component of premiums, reinsurance and other receivables (future policy benefits). Such amounts are amortized through earned premiums over the remaining contract period in proportion to the amount of insurance protection provided. For retroactive reinsurance of short-duration contracts that meet the criteria for reinsurance accounting, amounts paid (received) in excess of the related insurance liabilities ceded (assumed) are recognized immediately as a loss and are reported in the appropriate line item within the statement of operations. Any gain on such retroactive agreement is deferred and is amortized as part of DAC, primarily using the recovery method.

    Amounts currently recoverable under reinsurance agreements are included in premiums, reinsurance and other receivables and amounts currently payable are included in other liabilities. Assets and liabilities relating to reinsurance agreements with the same reinsurer may be recorded net on the balance sheet, if a right of offset exists within the reinsurance agreement. In the event that reinsurers do not meet their obligations to the Company under the terms of the reinsurance agreements, reinsurance recoverable balances could become uncollectible. In such instances, reinsurance recoverable balances are stated
  net of allowances for uncollectible reinsurance.

    The funds withheld liability represents amounts withheld by the Company in accordance with the terms of the reinsurance agreements. The Company withholds the funds rather than transferring the underlying investments and, as a result, records funds withheld liability within other liabilities. The
  Company recognizes interest on funds withheld, included in other expenses, at rates defined by the terms of the agreement which may be contractually specified or directly related to the investment portfolio.

    Premiums, fees and policyholder benefits and claims include amounts assumed under reinsurance agreements and are net of reinsurance ceded. Amounts received from reinsurers for policy administration are reported in other revenues. With respect to GMIBs, a portion of the directly written GMIBs are accounted for as insurance liabilities, but the associated reinsurance agreements contain embedded derivatives. These embedded derivatives are included in premiums, reinsurance

                                    MLIC-15

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting
Policies (continued)

  and other receivables with changes in estimated fair value reported in net derivative gains (losses). Certain assumed GMWBs, GMABs and GMIBs are also accounted for as embedded derivatives with changes in estimated fair value reported in net derivative gains (losses).

    If the Company determines that a reinsurance agreement does not expose the reinsurer to a reasonable possibility of a significant loss from insurance risk, the Company records the agreement using the deposit method of accounting. Deposits received are included in other liabilities and deposits made are included within premiums, reinsurance and other receivables. As amounts are paid or received, consistent with the underlying contracts, the deposit assets or liabilities are adjusted. Interest on such deposits is recorded as other revenues or other expenses, as appropriate. Periodically, the Company evaluates the adequacy of the expected payments or recoveries and adjusts the deposit asset or liability through other revenues or other expenses, as appropriate.

  Investments

   Net Investment Income and Net Investment Gains (Losses)

     Income from investments is reported within net investment income, unless otherwise stated herein. Gains and losses on sales of investments, intent-to-sell impairments, as well as provisions for credit loss in the allowance for credit loss ("ACL") on fixed maturity securities available-for-sale ("AFS"), mortgage loans and investments in leases and subsequent changes in the ACL or for impairment losses on real estate investments and other asset classes, are reported within net investment gains (losses), unless otherwise stated herein. Accrued investment income is presented separately on the consolidated balance sheet and excluded from the carrying value of the related investments, primarily fixed maturity securities AFS and mortgage loans.

   Fixed Maturity Securities

     The majority of the Company's fixed maturity securities are classified as AFS and are reported at their estimated fair value. Unrealized investment gains and losses on these securities are recorded as a separate component of other comprehensive income (loss) ("OCI"), net of policy-related amounts and deferred income taxes. All security transactions are recorded on a trade date basis. Sales of securities are determined on a specific identification basis.

     Interest income and prepayment fees are recognized when earned. Interest income is recognized using an effective yield method giving effect to amortization of premium and accretion of discount, and is based on the estimated economic life of the securities, which for mortgage-backed and asset-backed securities considers the estimated timing and amount of prepayments of the underlying loans. See Note 7 "-- Fixed Maturity
   Securities AFS -- Methodology for Amortization of Premium and Accretion of
   Discount on Structured Products." The amortization of premium and accretion of discount also take into consideration call and maturity dates.

     The Company periodically evaluates these securities for impairment. The assessment of whether impairments have occurred is based on management's case-by-case evaluation of the underlying reasons for the decline in estimated fair value as described in Note 7 "-- Fixed Maturity Securities
   AFS -- Evaluation of Fixed Maturity Securities AFS for Credit Loss."

     Prior to January 1, 2020, the Company applied other-than-temporary impairment ("OTTI") guidance for securities in an unrealized loss position.
   An OTTI was recognized in earnings within net investment gains (losses) when it was anticipated that the amortized cost would not be recovered. When either: (i) the Company had the intent to sell the security, or (ii) it was more likely than not that the Company would be required to sell the security before recovery, the reduction of amortized cost and the OTTI recognized in earnings was the entire difference between the security's amortized cost and estimated fair value. If neither of these conditions existed, the difference between the amortized cost of the security and the present value of projected future cash flows expected to be collected was recognized as a reduction of amortized cost and an OTTI in earnings. If the estimated fair value was less than the present value of projected future cash flows expected to be collected, this portion of OTTI related to other-than-credit factors was recorded in OCI.

     On January 1, 2020, the Company adopted accounting standards update
   ("ASU") 2016-13, Financial Instruments-Credit Losses (Topic 326) Measurement
   of Credit Losses on Financial Instruments ("ASU 2016-13"), using a modified

                                    MLIC-16

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting
Policies (continued)

   retrospective approach. Under ASU 2016-13, for securities in an unrealized loss position, a credit loss is recognized in earnings within net investment gains (losses) when it is anticipated that the amortized cost will not be recovered. When either: (i) the Company has the intent to sell the security;
   or (ii) it is more likely than not that the Company will be required to sell the security before recovery, the reduction of amortized cost and the loss recognized in earnings is the entire difference between the security's amortized cost and estimated fair value. If neither of these conditions exists, the difference between the amortized cost of the security and the present value of projected future cash flows expected to be collected is recognized as a credit loss by establishing an ACL with a corresponding charge to earnings in net investment gains (losses). However, the ACL is limited by the amount that the fair value is less than the amortized cost.
   This limitation is known as the "fair value floor." If the estimated fair value is less than the present value of projected future cash flows expected to be collected, this portion of the decline in value related to other-than-credit factors ("noncredit loss") is recorded in OCI.

     The new credit loss guidance also replaces the model for purchased credit impaired ("PCI") fixed maturity securities AFS and financing receivables and requires the establishment of an ACL at acquisition, which is added to the purchase price to establish the initial amortized cost of the investment.
   Upon adoption, the replacement of the PCI model did not have a material impact on the Company's consolidated financial statements.

   Mortgage Loans

     ASU 2016-13 requires an ACL based on expected lifetime credit loss on financing receivables carried at amortized cost, including, but not limited to, mortgage loans and leveraged and direct financing leases, as described in Note 7.

     The Company disaggregates its mortgage loan investments into three portfolio segments: commercial, agricultural and residential. Also included in commercial mortgage loans are revolving line of credit loans collateralized by commercial properties. The accounting policies that are applicable to all portfolio segments are presented below and the accounting policies related to each of the portfolio segments are included in Note 7.

     Mortgage loans are stated at unpaid principal balance, adjusted for any unamortized premium or discount, deferred fees or expenses, and are net of
   ACL. Interest income and prepayment fees are recognized when earned.
   Interest income is recognized using an effective yield method giving effect to amortization of premium and accretion of discount.

     The Company ceases to accrue interest when the collection of interest is not considered probable, which is based on a current evaluation of the status of the borrower, including the number of days past due. When a loan is placed on nonaccrual status, uncollected past due accrued interest income that is considered uncollectible is charged-off against net investment income. Generally, the accrual of interest income resumes after all delinquent amounts are paid and management believes all future principal and interest payments will be collected. The Company records cash receipts on non-accruing loans in accordance with the loan agreement. The Company records charge-offs upon the realization of a credit loss, typically through foreclosure or after a decision is made to sell a loan, or for residential loans when, after considering the individual consumer's financial status, management believes amounts are not collectible. Gain or loss upon charge-off is recorded, net of previously established ACL, in net investment gains (losses). Cash recoveries on principal amounts previously charged-off are generally recorded in net investment gains.

     Also included in mortgage loans are residential mortgage loans for which the fair value option ("FVO") was elected, and which are stated at estimated fair value. Changes in estimated fair value are recognized in net investment income.

     Mortgage loans that were previously designated as held-for-investment, but now are designated as held-for-sale, are stated at the lower of amortized cost or estimated fair value.

   Policy Loans

     Policy loans are stated at unpaid principal balances. Interest income is recorded as earned using the contractual interest rate. Generally, accrued interest is capitalized on the policy's anniversary date. Valuation allowances are not established for policy loans, as they are fully collateralized by the cash surrender value of the underlying insurance policies. Any unpaid principal and accrued interest are deducted from the cash surrender value or the death benefit prior to settlement of the insurance policy.

                                    MLIC-17

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting
Policies (continued)

   Real Estate

     Real estate held-for-investment is stated at cost less accumulated depreciation. Depreciation is recorded on a straight-line basis over the estimated useful life of the asset (typically 20 to 55 years). Rental income is recognized on a straight-line basis over the term of the respective leases. The Company periodically reviews its real estate held-for-investment for impairment and tests for recoverability whenever events or changes in circumstances indicate the carrying value may not be recoverable. Properties whose carrying values are greater than their undiscounted cash flows are written down to their estimated fair value, which is generally computed using the present value of expected future cash flows discounted at a rate commensurate with the underlying risks.

     Real estate for which the Company commits to a plan to sell within one year and actively markets in its current condition for a reasonable price in comparison to its estimated fair value is classified as held-for-sale. Real estate held-for-sale is stated at the lower of depreciated cost or estimated fair value less expected disposition costs and is not depreciated.

   Real Estate Joint Ventures and Other Limited Partnership Interests

     The Company uses the equity method of accounting or the FVO for real estate joint ventures and other limited partnership interests ("investee")
   when it has more than a minor ownership interest or more than a minor influence over the investee's operations. The Company generally recognizes its share of the investee's earnings in net investment income on a three-month lag in instances where the investee's financial information is not sufficiently timely or when the investee's reporting period differs from the Company's reporting period.

     The Company accounts for its interest in real estate joint ventures and other limited partnership interests in which it has virtually no influence over the investee's operations at estimated fair value. Changes in estimated fair value of these investments are included in net investment gains
   (losses). Because of the nature and structure of these investments, they do not meet the characteristics of an equity security in accordance with applicable accounting standards.

     The Company routinely evaluates its equity method investments for impairment. For equity method investees, the Company considers financial and other information provided by the investee, other known information and inherent risks in the underlying investments, as well as future capital commitments, in determining whether an impairment has occurred.

   Short-term Investments

     Short-term investments include highly liquid securities and other investments with remaining maturities of one year or less, but greater than three months, at the time of purchase. Securities included within short-term investments are stated at estimated fair value, while other investments included within short-term investments are stated at amortized cost less
   ACL, which approximates estimated fair value. Short-term investments also include investments in affiliated money market pools.

   Other Invested Assets

      Other invested assets consist principally of the following:

   .  Freestanding derivatives with positive estimated fair values which are described in "-- Derivatives" below.

   .  Affiliated investments include affiliated loans and affiliated preferred stock. Affiliated loans are stated at unpaid principal balance, adjusted for any unamortized premium or discount. Interest income is recognized using an effective yield method giving effect to amortization of premium and accretion of discount. Affiliated preferred stock is stated at cost.
      Dividends are recognized in net investment income when declared.

   .  Tax credit and renewable energy partnerships which derive a significant source of investment return in the form of income tax credits or other tax incentives. Where tax credits are guaranteed by a creditworthy third party, the investment is accounted for under the effective yield method.
      Otherwise, the investment is accounted for under the equity method. See
      Note 15.

                                    MLIC-18

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting
Policies (continued)

   .  Annuities funding structured settlement claims represent annuities funding claims assumed by the Company in its capacity as a structured settlements assignment company. The annuities are stated at their contract value, which represents the present value of the future periodic claim payments to be provided. The net investment income recognized reflects the amortization of discount of the annuity at its implied effective interest rate. See Note 3.

   .  Leveraged leases net investment is equal to the minimum lease payment receivables plus the unguaranteed residual value, less the unearned income, less ACL and is recorded net of non-recourse debt. Income is determined by applying the leveraged lease's estimated rate of return to the net investment in the lease in those periods in which the net investment at the beginning of the period is positive. Leveraged leases derive investment returns in part from their income tax treatment. The
      Company regularly reviews its minimum lease payment receivables for credit loss and residual value for impairments.

   .  Investments in Federal Home Loan Bank ("FHLB") common stock are carried at redemption value and are considered restricted investments until redeemed by the respective regional FHLBs.

   .  Fair value option securities ("FVO Securities") are primarily investments in fixed maturity securities held-for-investment that are managed on a total return basis where the FVO has been elected, with changes in estimated fair value included in net investment income.

   .  Equity securities are reported at their estimated fair value, with changes in estimated fair value included in net investment gains
      (losses). Sales of securities are determined on a specific identification basis. Dividends are recognized in net investment income when declared.

   .  Investment in an operating joint venture that engages in insurance underwriting activities is accounted for under the equity method.

   .  Funds withheld represent a receivable for amounts contractually withheld by ceding companies in accordance with reinsurance agreements. The
      Company recognizes interest on funds withheld at rates defined by the terms of the agreement which may be contractually specified or directly related to the underlying investments.

   .  Direct financing leases net investment is equal to the minimum lease payment receivables plus the unguaranteed residual value, less the unearned income, less ACL. Income is determined by applying the pre-tax internal rate of return to the investment balance. The Company regularly reviews its minimum lease payment receivables for credit loss and residual value for impairments.

   Securities Lending and Repurchase Agreements

     The Company accounts for securities lending transactions and repurchase agreements as financing arrangements and the associated liability is recorded at the amount of cash received. Income and expenses associated with securities lending transactions and repurchase agreements are reported as investment income and investment expense, respectively, within net investment income.

   Securities Lending

     The Company enters into securities lending transactions, whereby blocks of securities are loaned to third parties, primarily brokerage firms and commercial banks. The Company obtains collateral at the inception of the loan, usually cash, in an amount generally equal to 102% of the estimated fair value of the securities loaned, and maintains it at a level greater than or equal to 100% for the duration of the loan. Securities loaned under such transactions may be sold or re-pledged by the transferee. The Company is liable to return to the counterparties the cash collateral received.
   Security collateral on deposit from counterparties in connection with securities lending transactions may not be sold or re-pledged, unless the counterparty is in default, and is not reflected on the Company's consolidated financial statements. The Company monitors the ratio of the collateral held to the estimated fair value of the securities loaned on a daily basis and additional collateral is obtained as necessary throughout the duration of the loan.

                                    MLIC-19

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting
Policies (continued)

   Repurchase Agreements

     The Company participates in short-term repurchase agreements with unaffiliated financial institutions. Under these agreements, the Company lends fixed maturity securities and receives cash as collateral in an amount generally equal to 95% to 100% of the estimated fair value of the securities loaned at the inception of the transaction. The Company monitors the ratio of the collateral held to the estimated fair value of the securities loaned throughout the duration of the transaction and additional collateral is obtained as necessary. Securities loaned under such transactions may be sold or re-pledged by the transferee.

  Derivatives

   Freestanding Derivatives

     Freestanding derivatives are carried on the Company's balance sheet either as assets within other invested assets or as liabilities within other liabilities at estimated fair value. The Company does not offset the estimated fair value amounts recognized for derivatives executed with the same counterparty under the same master netting agreement.

     Accruals on derivatives are generally recorded in accrued investment income or within other liabilities. However, accruals that are not scheduled to settle within one year are included with the derivative's carrying value in other invested assets or other liabilities.

      If a derivative is not designated as an accounting hedge or its use in managing risk does not qualify for hedge accounting, changes in the estimated fair value of the derivative are reported in net derivative gains (losses) except as follows:

Statement of Operations Presentation:  Derivative:
-----------------------------------------------------------------------------------------------------------
Policyholder benefits and claims       Economic hedges of variable annuity guarantees included in future policy benefits
-----------------------------------------------------------------------------------------------------------
Net investment income                  Economic hedges of equity method investments in joint ventures
                                       Economic hedges of FVO Securities which are linked to equity indices
-----------------------------------------------------------------------------------------------------------

   Hedge Accounting

      To qualify for hedge accounting, at the inception of the hedging relationship, the Company formally documents its risk management objective and strategy for undertaking the hedging transaction, as well as its designation of the hedge. Hedge designation and financial statement presentation of changes in estimated fair value of the hedging derivatives are as follows:

  .   Fair value hedge - a hedge of the estimated fair value of a recognized asset or liability - in the same line item as the earnings effect of the hedged item. The carrying value of the hedged recognized asset or liability is adjusted for changes in its estimated fair value due to the hedged risk.

  .   Cash flow hedge - a hedge of a forecasted transaction or of the variability of cash flows to be received or paid related to a recognized asset or liability - in OCI and reclassified into the statement of operations when the Company's earnings are affected by the variability in cash flows of the hedged item.

     The changes in estimated fair values of the hedging derivatives are exclusive of any accruals that are separately reported on the statement of operations within interest income or interest expense to match the location of the hedged item.

     In its hedge documentation, the Company sets forth how the hedging instrument is expected to hedge the designated risks related to the hedged item and sets forth the method that will be used to retrospectively and prospectively assess the hedging instrument's effectiveness. A derivative designated as a hedging instrument must be assessed as being highly effective in offsetting the designated risk of the hedged item. Hedge effectiveness is formally assessed at inception and at least quarterly throughout the life of the designated hedging relationship. Assessments of hedge effectiveness are also

                                    MLIC-20

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting
Policies (continued)

   subject to interpretation and estimation and different interpretations or estimates may have a material effect on the amount reported in net income.

     The Company discontinues hedge accounting prospectively when: (i) it is determined that the derivative is no longer highly effective in offsetting changes in the estimated fair value or cash flows of a hedged item; (ii) the derivative expires, is sold, terminated, or exercised; (iii) it is no longer probable that the hedged forecasted transaction will occur; or (iv) the derivative is de-designated as a hedging instrument.

     When hedge accounting is discontinued because it is determined that the derivative is not highly effective in offsetting changes in the estimated fair value or cash flows of a hedged item, the derivative continues to be carried on the balance sheet at its estimated fair value, with changes in estimated fair value recognized in net derivative gains (losses). The carrying value of the hedged recognized asset or liability under a fair value hedge is no longer adjusted for changes in its estimated fair value due to the hedged risk, and the cumulative adjustment to its carrying value is amortized into income over the remaining life of the hedged item.
   Provided the hedged forecasted transaction is still probable of occurring, the changes in estimated fair value of derivatives recorded in OCI related to discontinued cash flow hedges are released into the statement of operations when the Company's earnings are affected by the variability in cash flows of the hedged item.

     When hedge accounting is discontinued because it is no longer probable that the forecasted transactions will occur on the anticipated date or within two months of that date, the derivative continues to be carried on the balance sheet at its estimated fair value, with changes in estimated fair value recognized currently in net derivative gains (losses). Deferred gains and losses of a derivative recorded in OCI pursuant to the discontinued cash flow hedge of a forecasted transaction that is no longer probable of occurring are recognized immediately in net investment gains
   (losses).

     In all other situations in which hedge accounting is discontinued, the derivative is carried at its estimated fair value on the balance sheet, with changes in its estimated fair value recognized in the current period as net derivative gains (losses).

   Embedded Derivatives

      The Company issues certain products, which include variable annuities, and investment contracts and is a party to certain reinsurance agreements that have embedded derivatives. The Company assesses each identified embedded derivative to determine whether it is required to be bifurcated.
   The embedded derivative is bifurcated from the host contract and accounted for as a freestanding derivative if:

   .  the combined instrument is not accounted for in its entirety at estimated fair value with changes in estimated fair value recorded in earnings;

   .  the terms of the embedded derivative are not clearly and closely related to the economic characteristics of the host contract; and

   .  a separate instrument with the same terms as the embedded derivative would qualify as a derivative instrument.

      Such embedded derivatives are carried on the balance sheet at estimated fair value with the host contract and changes in their estimated fair value are generally reported in net derivative gains (losses). If the Company is unable to properly identify and measure an embedded derivative for separation from its host contract, the entire contract is carried on the balance sheet at estimated fair value, with changes in estimated fair value recognized in the current period in net investment gains (losses) or net investment income. Additionally, the Company may elect to carry an entire contract on the balance sheet at estimated fair value, with changes in estimated fair value recognized in the current period in net investment gains (losses) or net investment income if that contract contains an embedded derivative that requires bifurcation. At inception, the Company attributes to the embedded derivative a portion of the projected future guarantee fees to be collected from the policyholder equal to the present value of projected future guaranteed benefits. Any additional fees represent
   "excess" fees and are reported in universal life and investment-type product policy fees.

                                    MLIC-21

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting
Policies (continued)

  Fair Value

    Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. In most cases, the exit price and the transaction (or entry) price will be the same at initial recognition.

    Subsequent to initial recognition, fair values are based on unadjusted quoted prices for identical assets or liabilities in active markets that are readily and regularly obtainable. When such unadjusted quoted prices are not available, estimated fair values are based on quoted prices in markets that are not active, quoted prices for similar but not identical assets or liabilities, or other observable inputs. If these inputs are not available, or observable inputs are not determinable, unobservable inputs and/or adjustments to observable inputs requiring management's judgment are used to determine the estimated fair value of assets and liabilities.

  Employee Benefit Plans

    The Company sponsors a U.S. nonqualified defined benefit pension plan covering MetLife employees who meet specified eligibility requirements of the sponsor and its participating affiliates. In addition, the Company also provides pension benefits for certain U.S. retired employees and postretirement medical and life insurance benefits for certain non-U.S.
  retired employees. A December 31 measurement date is used for all of the
  Company's defined benefit pension and other postretirement benefit plans.

    The Company recognizes the funded status of each of its defined benefit pension and other postretirement benefit plans, measured as the difference between the fair value of plan assets and the benefit obligation, which is the projected benefit obligation ("PBO") for pension benefits and the accumulated postretirement benefit obligation ("APBO") for other postretirement benefits in other assets or other liabilities.

    Actuarial gains and losses result from differences between each plan's actual experience and the assumed experience on plan assets or PBO during a particular period and are recorded in accumulated OCI ("AOCI"). To the extent such gains and losses exceed 10% of the greater of the PBO or the estimated fair value of plan assets, the excess is amortized into net periodic benefit costs, generally over the average projected future service years of the active employees. In addition, prior service costs (credit) are recognized in
  AOCI at the time of the amendment and then amortized to net periodic benefit costs over the average projected future service years of the active employees.

    Net periodic benefit costs are determined using management's estimates and actuarial assumptions and are comprised of service cost, interest cost, settlement and curtailment costs, expected return on plan assets, amortization of net actuarial (gains) losses, and amortization of prior service costs (credit). Fair value is used to determine the expected return on plan assets.

    The Company sponsors a nonqualified defined contribution plan for all
  MetLife employees who qualify. This nonqualified defined contribution plan provides supplemental benefits in excess of limits applicable to a qualified plan which is sponsored by an affiliate. Through September 30, 2018, the
  Company sponsored qualified defined contribution plans for substantially all
  MetLife employees under which a portion of employee contributions were matched. As of October 1, 2018, except for the nonqualified defined contribution plan, the plan sponsor of the qualified defined contribution plans was changed from the Company to an affiliate.

    See Note 14 for information on the plan sponsor change.

  Income Tax

    Metropolitan Life Insurance Company and its includable subsidiaries join with MetLife, Inc. and its includable subsidiaries in filing a consolidated
  U.S. life insurance and non-life insurance federal income tax return in accordance with the provisions of the Internal Revenue Code of 1986, as amended. Current taxes (and the benefits of tax attributes such as losses)
  are allocated to Metropolitan Life Insurance Company and its includable subsidiaries under the consolidated tax return regulations and a tax sharing agreement. Under the consolidated tax return regulations, MetLife, Inc. has elected the "percentage method" (and 100% under such method) of reimbursing companies for tax attributes, e.g., net operating losses. As a result, 100%
  of tax attributes are reimbursed by MetLife, Inc. to the extent that consolidated federal income tax

                                    MLIC-22

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting
Policies (continued)

  of the consolidated federal tax return group is reduced in a year by tax attributes. On an annual basis, each of the profitable subsidiaries pays to
  MetLife, Inc. the federal income tax which it would have paid based upon that year's taxable income. If Metropolitan Life Insurance Company or its includable subsidiaries have current or prior deductions and credits
  (including but not limited to losses) which reduce the consolidated tax liability of the consolidated federal tax return group, the deductions and credits are characterized as realized (or realizable) by Metropolitan Life
  Insurance Company and its includable subsidiaries when those tax attributes are realized (or realizable) by the consolidated federal tax return group, even if Metropolitan Life Insurance Company or its includable subsidiaries would not have realized the attributes on a stand-alone basis under a "wait and see" method.

    The Company's accounting for income taxes represents management's best estimate of various events and transactions.

    Deferred tax assets and liabilities resulting from temporary differences between the financial reporting and tax bases of assets and liabilities are measured at the balance sheet date using enacted tax rates expected to apply to taxable income in the years the temporary differences are expected to reverse.

    The realization of deferred tax assets depends upon the existence of sufficient taxable income within the carryback or carryforward periods under the tax law in the applicable tax jurisdiction. Valuation allowances are established against deferred tax assets when management determines, based on available information, that it is more likely than not that deferred income tax assets will not be realized. Significant judgment is required in determining whether valuation allowances should be established, as well as the amount of such allowances. When making such determination, the Company considers many factors, including:

  .   the nature, frequency, and amount of cumulative financial reporting income and losses in recent years;

  .   the jurisdiction in which the deferred tax asset was generated;

  .   the length of time that carryforward can be utilized in the various taxing jurisdictions;

  .   future taxable income exclusive of reversing temporary differences and carryforwards;

  .   future reversals of existing taxable temporary differences;

  .   taxable income in prior carryback years; and

  .   tax planning strategies.

    The Company may be required to change its provision for income taxes when estimates used in determining valuation allowances on deferred tax assets significantly change or when receipt of new information indicates the need for adjustment in valuation allowances. Additionally, the effect of changes in tax laws, tax regulations, or interpretations of such laws or regulations, is recognized in net income tax expense (benefit) in the period of change.

    The Company determines whether it is more likely than not that a tax position will be sustained upon examination by the appropriate taxing authorities before any part of the benefit can be recorded on the financial statements. A tax position is measured at the largest amount of benefit that is greater than 50% likely of being realized upon settlement. Unrecognized tax benefits due to tax uncertainties that do not meet the threshold are included within other liabilities and are charged to earnings in the period that such determination is made.

    The Company classifies interest recognized as interest expense and penalties recognized as a component of income tax expense.

    In December 2017, H.R. 1, commonly referred to as the Tax Cuts and Jobs Act of 2017 ("U.S. Tax Reform") was signed into law. See Note 15 for additional information on U.S. Tax Reform and related Staff Accounting Bulletin 118
  ("SAB 118") provisional amounts.

  Litigation Contingencies

    The Company is a defendant in a large number of litigation matters and is involved in a number of regulatory investigations. Given the large and/or indeterminate amounts sought in certain of these matters and the inherent

                                    MLIC-23

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting
Policies (continued)

  unpredictability of litigation, it is possible that an adverse outcome in certain matters could, from time to time, have a material effect on the
  Company's consolidated net income or cash flows in particular quarterly or annual periods. Liabilities are established when it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated.
  Except as otherwise disclosed in Note 16, legal costs are recognized as incurred. On a quarterly and annual basis, the Company reviews relevant information with respect to liabilities for litigation, regulatory investigations and litigation-related contingencies to be reflected on the
  Company's consolidated financial statements.

  Other Accounting Policies

   Stock-Based Compensation

     The Company recognizes stock-based compensation on its consolidated results of operations based on MetLife, Inc.'s allocation. MetLife, Inc.
   applies the accounting policies described below to determine those expenses.

     MetLife, Inc. grants certain employees stock-based compensation awards under various plans subject to vesting conditions. MetLife, Inc. recognizes compensation expense in an amount fixed at grant date or remeasured quarterly, depending on characteristics of the award. MetLife, Inc.
   generally recognizes this expense over the vesting period. However, MetLife,
   Inc. truncates the expense period to the date the employee attained age-and-service criteria to exercise or receive payment for the award regardless of continued employment. In such a case, MetLife, Inc. does not accelerate award exercise or payment timing. MetLife, Inc. also takes an estimation of forfeitures into account.

   Cash and Cash Equivalents

     The Company considers highly liquid securities and other investments purchased with an original or remaining maturity of three months or less at the date of purchase to be cash equivalents. Securities included within cash equivalents are stated at estimated fair value, while other investments included within cash equivalents are stated at amortized cost, which approximates estimated fair value.

   Property, Equipment, Leasehold Improvements and Computer Software

     Property, equipment and leasehold improvements, which are included in other assets, are stated at cost, less accumulated depreciation and amortization. Depreciation is determined using the straight-line method over the estimated useful lives of the assets, as appropriate. The estimated life is generally 40 years for company occupied real estate property, from one to
   25 years for leasehold improvements, and from three to seven years for all other property and equipment. The cost basis of the property, equipment and leasehold improvements was $856 million and $890 million at December 31,
   2020 and 2019, respectively. Accumulated depreciation and amortization of property, equipment and leasehold improvements was $657 million and
   $635 million at December 31, 2020 and 2019, respectively. Related depreciation and amortization expense was $26 million, $24 million and
   $81 million for the years ended December 31, 2020, 2019 and 2018, respectively.

     Computer software, which is included in other assets, is stated at cost, less accumulated amortization. Purchased software costs, as well as certain internal and external costs incurred to develop internal-use computer software during the application development stage, are capitalized. Such costs are amortized over a four-year period using the straight-line method.
   The cost basis of computer software was $1.3 billion at both December 31,
   2020 and 2019. Accumulated amortization of capitalized software was
   $1.3 billion at both December 31, 2020 and 2019. Related amortization expense was $2 million, $0 and $90 million for the years ended December 31,
   2020, 2019 and 2018, respectively.

   Leases

     The Company, as lessee, has entered into various lease and sublease agreements for office space and equipment. At contract inception, the
   Company determines that an arrangement contains a lease if the contract conveys the right to control the use of an identified asset for a period of time in exchange for consideration. For contracts that contain a lease, the
   Company recognizes the right-of-use ("ROU") asset in Other assets and the lease liability in Other liabilities. Leases with an initial term of 12 months or less are not recorded on the balance sheet.

                                    MLIC-24

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting
Policies (continued)

     ROU assets represent the Company's right to use an underlying asset for the lease term and lease liabilities represent the Company's obligation to make lease payments arising from the lease. ROU assets and lease liabilities are determined using the Company's incremental borrowing rate based upon information available at commencement date to recognize the present value of lease payments over the lease term. ROU assets also include lease payments and excludes lease incentives. Lease terms may include options to extend or terminate the lease and are included in the lease measurement when it is reasonably certain that the Company will exercise that option.

     The Company has lease agreements with lease and non-lease components. The
   Company does not separate lease and non-lease components and accounts for these items as a single lease component for all asset classes.

     The majority of the Company's leases and subleases are operating leases related to office space. The Company recognizes lease expense for operating leases on a straight-line basis over the lease term.

   Other Revenues

     Other revenues primarily include fees related to service contracts from customers for prepaid legal plans, administrative services-only contracts, and recordkeeping and related services. Substantially all of the revenue from the services is recognized over time as the applicable services are provided or are made available to the customers. The revenue recognized includes variable consideration to the extent it is probable that a significant reversal will not occur. In addition to the service fees, other revenues also include certain stable value fees and reinsurance ceded. These fees are recognized as earned.

   Policyholder Dividends

     Policyholder dividends are approved annually by Metropolitan Life
   Insurance Company's Board of Directors. The aggregate amount of policyholder dividends is related to actual interest, mortality, morbidity and expense experience for the year, as well as management's judgment as to the appropriate level of statutory surplus to be retained by Metropolitan Life
   Insurance Company.

   Foreign Currency

     Assets, liabilities and operations of foreign affiliates and subsidiaries are recorded based on the functional currency of each entity. The determination of the functional currency is made based on the appropriate economic and management indicators. The local currencies of foreign operations are the functional currencies. Assets and liabilities of foreign affiliates and subsidiaries are translated from the functional currency to
   U.S. dollars at the exchange rates in effect at each year-end and revenues and expenses are translated at the average exchange rates during the year.
   The resulting translation adjustments are charged or credited directly to
   OCI, net of applicable taxes. Gains and losses from foreign currency transactions, including the effect of re-measurement of monetary assets and liabilities to the appropriate functional currency, are reported as part of net investment gains (losses) in the period in which they occur.

   Goodwill

     On January 1,2020, the Company adopted ASU 2017-04, Intangibles-Goodwill and Other (Topic 350): Simplifying the Test for Goodwill Impairment, using a prospective transition approach for goodwill impairment testing. Goodwill represents the future economic benefits arising from net assets acquired in a business combination that are not individually identified and recognized.
   Goodwill is calculated as the excess of cost over the estimated fair value of such net assets acquired, is not amortized, and is tested for impairment based on a fair value approach at least annually, or more frequently if events or circumstances indicate that there may be justification for conducting an interim test. The Company performs its annual goodwill impairment testing during the third quarter based upon data as of the close of the second quarter. Goodwill associated with a business acquisition is not tested for impairment during the year the business is acquired unless there is a significant identified impairment event.

     The impairment test is performed at the reporting unit level, which is the operating segment or a business one level below the operating segment, if discrete financial information is prepared and regularly reviewed by management at that level. For purposes of goodwill impairment testing, if the carrying value of a reporting unit exceeds its estimated fair value, an impairment charge would be recognized for the amount by which the carrying value exceeds the reporting unit's fair value; however, the loss recognized would not exceed the total amount of goodwill allocated to that reporting unit.

                                    MLIC-25

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting
Policies (continued)

   Additionally, the Company will consider income tax effects from any tax deductible goodwill on the carrying value of the reporting unit when measuring the goodwill impairment loss, if applicable.

     On an ongoing basis, the Company evaluates potential triggering events that may affect the estimated fair value of the Company's reporting units to assess whether any goodwill impairment exists. Deteriorating or adverse market conditions for certain reporting units may have a significant impact on the estimated fair value of these reporting units and could result in future impairments of goodwill.

     For the 2020 annual goodwill impairment tests, the Company concluded that goodwill was not impaired. The goodwill balance was $86 million in the U.S.
   segment at both December 31, 2020 and 2019. The goodwill balance was
   $31 million in the MetLife Holdings segment at both December 31, 2020 and
   2019.

Recent Accounting Pronouncements

  Changes to GAAP are established by the Financial Accounting Standards Board
("FASB") in the form of ASUs to the FASB Accounting Standards Codification. The
Company considers the applicability and impact of all ASUs. The following tables provide a description of new ASUs issued by the FASB and the impact of the adoption on the Company's consolidated financial statements.

  Adoption of New Accounting Pronouncements

    The table below describes the impacts of the ASUs adopted by the Company, effective during 2020 and 2019.

      Standard                       Description                  Effective Date and        Impact on Financial Statements
                                                                  Method of Adoption
-------------------------------------------------------------------------------------------------------------------------------
ASU 2020-04,           The new guidance provides optional       Effective for contract  The new guidance reduces the
Reference Rate         expedients and exceptions for applying   modifications made      operational and financial impacts of
Reform (Topic 848):    GAAP to contracts, hedging               between March 12,       contract modifications that replace a
Facilitation of the    relationships and other transactions     2020 and                reference rate, such as London
Effects of Reference   affected by reference rate reform if     December 31, 2022       Interbank Offered Rate (LIBOR),
Rate Reform on         certain criteria are met. The                                    affected by reference rate reform.
Financial Reporting;   expedients and exceptions provided by                            The adoption of the new guidance
as clarified and       the amendments do not apply to contract                          provides relief from current GAAP
amended by ASU         modifications made and hedging                                   and is not expected to have a material
2021-01, Reference     relationships entered into or evaluated                          impact on the Company's
Rate Reform (Topic     after December 31, 2022, with certain                            consolidated financial statements.
848): Scope            exceptions. ASU 2021-01 amends the                               The Company will continue to
                       scope of the recent reference rate                               evaluate the impacts of reference rate
                       reform guidance. New optional                                    reform on contract modifications and
                       expedients allow derivative instruments                          hedging relationships through
                       impacted by changes in the interest                              December 31, 2022.
                       rate used for margining, discounting,
                       or contract price alignment (i.e.,
                       discount transition) to qualify for
                       certain optional relief.
-------------------------------------------------------------------------------------------------------------------------------
ASU 2017-04,           The new guidance simplifies the former   January 1, 2020, the    The adoption of the new guidance
Intangibles-Goodwill   two-step goodwill impairment test by     Company adopted,        reduced the complexity involved
and Other (Topic       eliminating Step 2 of the test. The new  using a prospective     with the evaluation of goodwill for
350): Simplifying the  guidance requires a one-step impairment  approach.               impairment and did not have an
Test for Goodwill      test in which an entity compares the                             impact on the Company's
Impairment             fair value of a reporting unit with its                          consolidated financial statements.
                       carrying amount and recognizes an
                       impairment charge for the amount by
                       which the carrying amount exceeds the
                       reporting unit's fair value, if any.
-------------------------------------------------------------------------------------------------------------------------------

                                    MLIC-26

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting
Policies (continued)

         Standard                       Description                Effective Date and        Impact on Financial Statements
                                                                   Method of Adoption
---------------------------------------------------------------------------------------------------------------------------------
ASU 2016-13, Financial       The new guidance requires an ACL    January 1, 2020 for     The adoption of this guidance
Instruments-Credit Losses    based on the expected lifetime      substantially all       resulted in a $113 million, net of
(Topic 326): Measurement     credit loss on financing            financial assets, the   income tax, decrease to retained
of Credit Losses on          receivables carried at amortized    Company adopted         earnings primarily related to the
Financial Instruments, as    cost, including, but not limited    using a modified        Company's mortgage loan
clarified and amended by     to, mortgage loans, premium         retrospective           investments. The Company has
ASU 2018-19, Codification    receivables, reinsurance            approach. For           included the required disclosures
Improvements to Topic 326,   receivables and leveraged and       previously impaired     within Note 7.
Financial Instruments-       direct financing leases.            fixed maturity
Credit Losses; ASU           The former model for OTTI on fixed  securities AFS and
2019-04, Codification        maturity securities AFS has been    certain fixed maturity
Improvements to Topic 326,   modified and requires the           securities
Financial Instruments-       recording of an ACL instead of a    AFS acquired with
Credit Losses, Topic 815,    reduction of the amortized cost.    evidence of credit
Derivatives and Hedging,     Any improvements in expected        quality deterioration
and Topic 825, Financial     future cash flows will no longer    since origination, the
Instruments; ASU 2019-05,    be reflected as a prospective       Company adopted
Financial Instruments-       yield adjustment, but instead will  prospectively on
Credit Losses (Topic 326):   be reflected as a reduction in the  January 1,2020.
Targeted Transition Relief;  ACL. The new guidance also
and ASU 2019-11,             replaces the model for PCI fixed
Codification Improvements    maturity securities AFS and
to Topic 326, Financial      financing receivables and requires
Instruments-Credit Losses    the establishment of an ACL at
                             acquisition, which is added to the
                             purchase price to establish the
                             initial amortized cost of the
                             investment.
                             The new guidance also requires
                             enhanced disclosures.
---------------------------------------------------------------------------------------------------------------------------------
ASU 2016-02, Leases          The guidance requires a lessee to   January 1, 2019. The    The Company elected the package of
(Topic 842), as clarified    recognize assets and liabilities    Company adopted         practical expedients allowed under
and amended by ASU           for leases with lease terms of      using a modified        the transition guidance. This allowed
2018-10, Codification        more than 12 months. Leases are     retrospective           the Company to carry forward its
Improvements to Topic 842,   classified as finance or operating  approach.               historical lease classification. In
Leases, ASU 2018-11,         leases and both types of leases                             addition, the Company elected all
Leases (Topic 842):          are recognized on the balance                               other practical expedients that were
Targeted Improvements,       sheet. Lessor accounting remains                            allowed under the new guidance and
and ASU 2018-20, Leases      largely unchanged from previous                             were applicable, including the
(Topic 842): Narrow-Scope    guidance except for certain                                 practical expedient to combine lease
Improvements for Lessors     targeted changes. The new guidance                          and non-lease components into one
                             also requires new qualitative and                           lease component for certain real
                             quantitative disclosures. In July                           estate leases.
                             2018, two amendments to the                                 The adoption of this guidance
                             guidance were issued. The                                   resulted in the recording of additional
                             amendments provided the option to                           net ROU assets and lease liabilities
                             adopt the new guidance                                      of approximately $866 million and
                             prospectively without adjusting                             $950 million, respectively, as of
                             comparative periods. Also, the                              January 1, 2019. The reduction of
                             amendments provided lessors with a                          ROU assets was a result of
                             practical expedient not to                                  adjustments for prepaid/deferred rent,
                             separate lease and non-lease                                unamortized initial direct costs and
                             components for certain operating                            impairment of certain ROU assets
                             leases. In December 2018, an                                based on the net present value of the
                             amendment was issued to clarify                             remaining minimum lease payments
                             lessor accounting relating to                               and sublease revenues. In addition, as
                             taxes, certain lessor's costs and                           of January 1, 2019, retained earnings
                             variable payments related to both                           increased by $95 million, net of
                             lease and non-lease components.                             income tax, as a result of the
                                                                                         recognition of deferred gains on
                                                                                         previous sale leaseback transactions.
                                                                                         The guidance did not have a material
                                                                                         impact on the Company's
                                                                                         consolidated net income and cash
                                                                                         flows. The Company has included
                                                                                         expanded disclosures on the
                                                                                         consolidated balance sheets and in
                                                                                         Notes 7 and 10.

                                    MLIC-27

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting
Policies (continued)

Future Adoption of New Accounting Pronouncements

  ASUs not listed below were assessed and either determined to be not applicable or are not expected to have a material impact on the Company's consolidated financial statements or disclosures. ASUs issued but not yet adopted as of December 31, 2020 that are currently being assessed and may or may not have a material impact on the Company's consolidated financial statements or disclosures are summarized in the table below.

                                                                  Effective Date and
      Standard                       Description                  Method of Adoption         Impact on Financial Statements
---------------------------------------------------------------------------------------------------------------------------------
ASU 2019-12,           The new guidance simplifies the          January 1, 2021. The    The new guidance will not have a
Income Taxes (Topic    accounting for income taxes by removing  new guidance should     material impact on the Company's
740): Simplifying the  certain exceptions to the tax            be applied either on a  consolidated financial statements and
Accounting for         accounting guidance and providing        retrospective,          will be adopted on a prospective basis.
Income Taxes           clarification to other specific tax      modified
                       accounting guidance to eliminate         retrospective or
                       variations in practice. Specifically,    prospective basis
                       it removes the exceptions related to     based on the items to
                       the a) incremental approach for          which the
                       intraperiod tax allocation when there    amendments relate.
                       is a loss from continuing operations     Early adoption is
                       and income or a gain from other items,   permitted.
                       b) recognition of a deferred tax
                       liability when foreign investment
                       ownership changes from equity method
                       investment to consolidated subsidiary
                       and vice versa and c) use of interim
                       period tax accounting for
                       year-to-date-losses that exceed
                       anticipated losses. The guidance also
                       simplifies the application of the
                       income tax guidance for franchise taxes
                       that are partially based on income and
                       the accounting for tax law changes
                       during interim periods, clarifies the
                       accounting for transactions that result
                       in a step-up in tax basis of goodwill,
                       provides for the option to elect
                       allocation of consolidated income taxes
                       to entities disregarded by taxing
                       authorities for their stand-alone
                       reporting, and requires that an entity
                       reflect the effect of an enacted change
                       in tax laws or rates in the annual
                       effective tax rate computation in the
                       interim period that includes the
                       enactment date.
---------------------------------------------------------------------------------------------------------------------------------
ASU 2018-12,           The new guidance (i) prescribes the      January 1, 2023, to be  The implementation efforts of the
Financial Services--   discount rate to be used in measuring    applied                 Company and the evaluation of the
Insurance (Topic       the liability for future policy          retrospectively to      impact of the new guidance are in
944): Targeted         benefits for traditional and limited     January 1, 2021 (with   progress. Given the nature and extent of
Improvements to the    payment long-duration contracts, and     early adoption          the required changes to a significant
Accounting for Long-   requires assumptions for those           permitted).             portion of the Company's operations,
Duration Contracts,    liability valuations to be updated                               the adoption of this guidance is
as amended by ASU      after contract inception, (ii) requires                          expected to have a material impact on
2019-09, Financial     more market-based product guarantees on                          its consolidated financial statements.
Services--Insurance    certain separate account and other
(Topic 944):           account balance long-duration contracts
Effective Date, as     to be accounted for at fair value,
amended by ASU         (iii) simplifies the amortization of
2020-11, Financial     DAC for virtually all long-duration
Services--Insurance    contracts, and (iv) introduces certain
(Topic 944):           financial statement presentation
Effective Date and     requirements, as well as significant
Early Application      additional quantitative and qualitative
                       disclosures. The amendments in ASU
                       2019-09 defer the effective date of ASU
                       2018-12 to January 1, 2022 for all
                       entities, and the amendments in ASU
                       2020-11 further defer the effective
                       date of ASU 2018-12 for an additional
                       one year to January 1, 2023 for all
                       entities.
---------------------------------------------------------------------------------------------------------------------------------

                                    MLIC-28

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

2. Segment Information

  The Company is organized into two segments: U.S. and MetLife Holdings. In addition, the Company reports certain of its results of operations in
Corporate & Other.

U.S.

  The U.S. segment offers a broad range of protection products and services aimed at serving the financial needs of customers throughout their lives. These products are sold to corporations and their respective employees, other institutions and their respective members, as well as individuals. The U.S.
segment is organized into two businesses: Group Benefits and Retirement and
Income Solutions ("RIS").

 .   The Group Benefits business offers products such as term, variable and universal life insurance, dental, group and individual disability, vision and accident & health insurance.

 .   The RIS business offers a broad range of life and annuity-based insurance and investment products, including stable value and pension risk transfer products, institutional income annuities, structured settlements, and capital markets investment products, as well as solutions for funding postretirement benefits and company-, bank- and trust-owned life insurance.

MetLife Holdings

  The MetLife Holdings segment consists of operations relating to products and businesses that the Company no longer actively markets. These include variable, universal, term and whole life insurance, variable, fixed and index-linked annuities, and long-term care insurance.

Corporate & Other

  Corporate & Other contains various start-up, developing and run-off businesses. Also included in Corporate & Other are: the excess capital, as well as certain charges and activities, not allocated to the segments (including enterprise-wide strategic initiative restructuring charges), the Company's ancillary non-U.S. operations, interest expense related to the majority of the
Company's outstanding debt, expenses associated with certain legal proceedings and income tax audit issues, and the elimination of intersegment amounts (which generally relate to affiliated reinsurance and intersegment loans, bearing interest rates commensurate with related borrowings).

Financial Measures and Segment Accounting Policies

  Adjusted earnings is used by management to evaluate performance and allocate resources. Consistent with GAAP guidance for segment reporting, adjusted earnings is also the Company's GAAP measure of segment performance and is reported below. Adjusted earnings should not be viewed as a substitute for net income (loss). The Company believes the presentation of adjusted earnings, as the Company measures it for management purposes, enhances the understanding of its performance by highlighting the results of operations and the underlying profitability drivers of the business.

  Adjusted earnings is defined as adjusted revenues less adjusted expenses, net of income tax.

  The financial measures of adjusted revenues and adjusted expenses focus on the Company's primary businesses principally by excluding the impact of market volatility, which could distort trends, and revenues and costs related to non-core products and certain entities required to be consolidated under GAAP.
Also, these measures exclude results of discontinued operations under GAAP and other businesses that have been or will be sold or exited by MLIC but do not meet the discontinued operations criteria under GAAP and are referred to as divested businesses. Divested businesses also include the net impact of transactions with exited businesses that have been eliminated in consolidation under GAAP and costs relating to businesses that have been or will be sold or exited by MLIC that do not meet the criteria to be included in results of discontinued operations under GAAP. Adjusted revenues also excludes net investment gains (losses) and net derivative gains (losses).

                                    MLIC-29

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

2. Segment Information (continued)

  The following additional adjustments are made to revenues, in the line items indicated, in calculating adjusted revenues:

 .   Universal life and investment-type product policy fees excludes the amortization of unearned revenue related to net investment gains (losses)
     and net derivative gains (losses) and certain variable annuity GMIB fees
     ("GMIB fees"); and

 .   Net investment income: (i) includes adjustments for earned income on derivatives and amortization of premium on derivatives that are hedges of investments or that are used to replicate certain investments, but do not qualify for hedge accounting treatment, (ii) excludes post-tax adjusted earnings adjustments relating to insurance joint ventures accounted for under the equity method, (iii) excludes certain amounts related to securitization entities that are VIEs consolidated under GAAP and
     (iv) includes distributions of profits from certain other limited partnership interests that were previously accounted for under the cost method, but are now accounted for at estimated fair value, where the change in estimated fair value is recognized in net investment gains
     (losses) under GAAP.

  The following additional adjustments are made to expenses, in the line items indicated, in calculating adjusted expenses:

 .   Policyholder benefits and claims and policyholder dividends excludes:
     (i) amortization of basis adjustments associated with de-designated fair value hedges of future policy benefits, (ii) changes in the policyholder dividend obligation related to net investment gains (losses) and net derivative gains (losses), (iii) amounts associated with periodic crediting rate adjustments based on the total return of a contractually referenced pool of assets and other pass-through adjustments,
     (iv) benefits and hedging costs related to GMIBs ("GMIB costs") and
     (v) market value adjustments associated with surrenders or terminations of contracts ("Market value adjustments");

 .   Interest credited to policyholder account balances includes adjustments for earned income on derivatives and amortization of premium on derivatives that are hedges of policyholder account balances but do not qualify for hedge accounting treatment;

 .   Amortization of DAC and VOBA excludes amounts related to: (i) net investment gains (losses) and net derivative gains (losses), (ii) GMIB fees and GMIB costs and (iii) Market value adjustments;

 .   Interest expense on debt excludes certain amounts related to securitization entities that are VIEs consolidated under GAAP; and

 .   Other expenses excludes: (i) noncontrolling interests, (ii) acquisition, integration and other costs, and (iii) goodwill impairments.

  The tax impact of the adjustments mentioned above are calculated net of the
U.S. or foreign statutory tax rate, which could differ from the Company's effective tax rate. Additionally, the provision for income tax (expense)
benefit also includes the impact related to the timing of certain tax credits, as well as certain tax reforms.

  Set forth in the tables below is certain financial information with respect to the Company's segments, as well as Corporate & Other, for the years ended
December 31, 2020, 2019 and 2018 and at December 31, 2020 and 2019. The segment accounting policies are the same as those used to prepare the Company's consolidated financial statements, except for adjusted earnings adjustments as defined above. In addition, segment accounting policies include the method of capital allocation described below.

  Economic capital is an internally developed risk capital model, the purpose of which is to measure the risk in the business and to provide a basis upon which capital is deployed. The economic capital model accounts for the unique and specific nature of the risks inherent in MetLife's and the Company's businesses.

  MetLife's economic capital model, coupled with considerations of local capital requirements, aligns segment allocated equity with emerging standards and consistent risk principles. The model applies statistics-based risk evaluation principles to the material risks to which the Company is exposed.
These consistent risk principles include calibrating required economic capital shock factors to a specific confidence level and time horizon while applying an industry standard method for the inclusion of diversification benefits among risk types. MetLife's management is responsible for the ongoing production and enhancement of the economic capital model and reviews its approach periodically to ensure that it remains consistent with emerging industry practice standards.

                                    MLIC-30

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

2. Segment Information (continued)

  Segment net investment income is credited or charged based on the level of allocated equity; however, changes in allocated equity do not impact the
Company's consolidated net investment income, net income (loss) or adjusted earnings.

  Net investment income is based upon the actual results of each segment's specifically identifiable investment portfolios adjusted for allocated equity.
Other costs are allocated to each of the segments based upon: (i) a review of the nature of such costs; (ii) time studies analyzing the amount of employee compensation costs incurred by each segment; and (iii) cost estimates included in the Company's product pricing.

                                                                   MetLife    Corporate                               Total
Year Ended December 31, 2020                            U.S.       Holdings    & Other      Total     Adjustments  Consolidated
--------------------------------------------------- -----------  -----------  --------- ------------  -----------  ------------
                                                                                   (In millions)
Revenues
Premiums...........................................  $   17,778   $    2,962   $     1   $    20,741   $       --   $    20,741
Universal life and investment-type product policy
 fees..............................................       1,044          868        --         1,912           84         1,996
Net investment income..............................       6,348        4,616      (136)       10,828         (578)       10,250
Other revenues.....................................         857          224       580         1,661           --         1,661
Net investment gains (losses)......................          --           --        --            --          (73)          (73)
Net derivative gains (losses)......................          --           --        --            --          738           738
                                                    -----------  -----------  --------- ------------  -----------  ------------
  Total revenues...................................      26,027        8,670       445        35,142          171        35,313
                                                    -----------  -----------  --------- ------------  -----------  ------------
Expenses
Policyholder benefits and claims and policyholder
 dividends.........................................      17,821        5,669        --        23,490          485        23,975
Interest credited to policyholder account balances.       1,569          687        --         2,256           (9)        2,247
Capitalization of DAC..............................         (49)          (2)       --           (51)          --           (51)
Amortization of DAC and VOBA.......................          56          290        --           346           60           406
Interest expense on debt...........................           7            6        86            99           --            99
Other expenses.....................................       3,085          801       666         4,552            7         4,559
                                                    -----------  -----------  --------- ------------  -----------  ------------
  Total expenses...................................      22,489        7,451       752        30,692          543        31,235
                                                    -----------  -----------  --------- ------------  -----------  ------------
Provision for income tax expense (benefit).........         752          236      (376)          612          (78)          534
                                                    -----------  -----------  --------- ------------               ------------
  Adjusted earnings................................  $    2,786   $      983   $    69         3,838
                                                    ===========  ===========  =========
Adjustments to:
Total revenues.....................................                                              171
Total expenses.....................................                                             (543)
Provision for income tax (expense) benefit.........                                               78
                                                                                        ------------
  Net income (loss)...........................................                           $     3,544                $     3,544
                                                                                        ============               ============

                                             MetLife    Corporate
  At December 31, 2020             U.S.      Holdings    & Other      Total
  ----------------------------- ----------- ----------- ---------- -----------
                                                (In millions)
  Total assets.................  $  262,478  $  164,956  $  30,173  $  457,607
  Separate account assets......  $   81,866  $   46,780  $      --  $  128,646
  Separate account liabilities.  $   81,866  $   46,780  $      --  $  128,646

                                    MLIC-31

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

2. Segment Information (continued)

                                                            MetLife      Corporate                                 Total
Year Ended December 31, 2019                    U.S.        Holdings      & Other        Total     Adjustments  Consolidated
------------------------------------------- ------------  ------------ ------------  ------------  -----------  ------------
                                                                              (In millions)
Revenues
Premiums...................................  $    18,510   $     3,098  $        --   $    21,608   $       --   $    21,608
Universal life and investment-type product
 policy fees...............................        1,037           912           --         1,949           88         2,037
Net investment income......................        6,647         4,688          (73)       11,262         (289)       10,973
Other revenues.............................          815           220          538         1,573           --         1,573
Net investment gains (losses)..............           --            --           --            --          346           346
Net derivative gains (losses)..............           --            --           --            --         (288)         (288)
                                            ------------  ------------ ------------  ------------  -----------  ------------
  Total revenues...........................       27,009         8,918          465        36,392         (143)       36,249
                                            ------------  ------------ ------------  ------------  -----------  ------------
Expenses
Policyholder benefits and claims and
 policyholder dividends....................       18,963         5,920           --        24,883          206        25,089
Interest credited to policyholder account
 balances..................................        1,925           718           --         2,643          (19)        2,624
Capitalization of DAC......................          (53)           10           --           (43)          --           (43)
Amortization of DAC and VOBA...............           55           220           --           275          (36)          239
Interest expense on debt...................           10             8           87           105           --           105
Other expenses.............................        2,947           844          877         4,668            7         4,675
                                            ------------  ------------ ------------  ------------  -----------  ------------
  Total expenses...........................       23,847         7,720          964        32,531          158        32,689
                                            ------------  ------------ ------------  ------------  -----------  ------------
Provision for income tax expense (benefit).          656           232         (677)          211          (63)          148
                                            ------------  ------------ ------------  ------------               ------------
  Adjusted earnings........................  $     2,506   $       966  $       178         3,650
                                            ============  ============ ============
Adjustments to:
Total revenues.............................                                                  (143)
Total expenses.............................                                                  (158)
Provision for income tax (expense) benefit.                                                    63
                                                                                     ------------
  Net income (loss)........................                                           $     3,412                $     3,412
                                                                                     ============               ============

                                              MetLife      Corporate
At December 31, 2019              U.S.        Holdings      & Other        Total
----------------------------- ------------- ------------- ------------ -------------
                                                  (In millions)
Total assets.................  $    246,319  $    156,327  $    28,171  $    430,817
Separate account assets......  $     73,056  $     44,811  $        --  $    117,867
Separate account liabilities.  $     73,056  $     44,811  $        --  $    117,867

                                    MLIC-32

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

2. Segment Information (continued)

                                                                      MetLife   Corporate                             Total
Year Ended December 31, 2018                                U.S.      Holdings   & Other     Total     Adjustments Consolidated
------------------------------------------------------- -----------  ---------- --------- -----------  ----------- ------------
                                                                                     (In millions)
Revenues
Premiums............................................... $    23,388  $    3,205 $     20  $    26,613  $       --  $    26,613
Universal life and investment-type product policy fees.       1,023       1,008       --        2,031          93        2,124
Net investment income..................................       6,678       4,780     (154)      11,304        (385)      10,919
Other revenues.........................................         775         240      571        1,586          --        1,586
Net investment gains (losses)..........................          --          --       --           --         153          153
Net derivative gains (losses)..........................          --          --       --           --         766          766
                                                        -----------  ---------- --------- -----------  ----------- ------------
  Total revenues.......................................      31,864       9,233      437       41,534         627       42,161
                                                        -----------  ---------- --------- -----------  ----------- ------------
Expenses
Policyholder benefits and claims and policyholder
 dividends.............................................      24,202       5,870        5       30,077         105       30,182
Interest credited to policyholder account balances.....       1,735         748       --        2,483          (4)       2,479
Capitalization of DAC..................................         (40)          6       --          (34)         --          (34)
Amortization of DAC and VOBA...........................          75         245       --          320         150          470
Interest expense on debt...............................          12           8       88          108          --          108
Other expenses.........................................       2,838         980      834        4,652          (5)       4,647
                                                        -----------  ---------- --------- -----------  ----------- ------------
  Total expenses.......................................      28,822       7,857      927       37,606         246       37,852
                                                        -----------  ---------- --------  -----------  ----------  -----------
Provision for income tax expense (benefit).............         648         269     (823)          94          79          173
                                                        -----------  ---------- --------- -----------              ------------
  Adjusted earnings.................................... $     2,394  $    1,107 $    333        3,834
                                                        ===========  ========== =========
Adjustments to:
Total revenues.........................................                                           627
Total expenses.........................................                                          (246)
Provision for income tax (expense) benefit.............                                           (79)
                                                                                          -----------
  Net income (loss)....................................                                   $     4,136              $     4,136
                                                                                          ===========              ============

   The following table presents total premiums, universal life and investment-type product policy fees and other revenues by major product groups of the Company's segments, as well as Corporate & Other:

                                                  Years Ended December 31,
                                                -----------------------------
                                                  2020      2019      2018
                                                --------- --------- ---------
                                                        (In millions)
  Life insurance............................... $  14,018 $  13,413 $  13,251
  Accident & health insurance..................     8,650     8,556     8,071
  Annuities....................................     1,352     2,917     8,685
  Other........................................       378       332       316
                                                --------- --------- ---------
   Total....................................... $  24,398 $  25,218 $  30,323
                                                ========= ========= =========

  Substantially all of the Company's consolidated premiums, universal life and investment-type product policy fees and other revenues originated in the U.S.

  Revenues derived from one U.S. segment customer were $3.3 billion,
$3.0 billion and $3.1 billion for the years ended December 31, 2020, 2019 and
2018, respectively, which represented 14%, 12% and 10% of the consolidated premiums, universal life and investment-type product policy fees and other revenues, respectively. Revenues derived from the second U.S. segment customer were $6.0 billion for the year ended December 31, 2018, which represented 20%
of consolidated premiums, universal life and investment-type product policy fees and other revenues. The revenue was from a single premium received for a pension risk transfer. Revenues derived from any other customer did not exceed
10% of consolidated premiums, universal life and investment-type product policy fees and other revenues for the years ended December 31, 2020, 2019 and 2018.

                                    MLIC-33

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

3. Insurance

Insurance Liabilities

   Insurance liabilities, including affiliated insurance liabilities on reinsurance assumed and ceded, are comprised of future policy benefits, policyholder account balances and other policy-related balances. Information regarding insurance liabilities by segment, as well as Corporate & Other, was as follows at:

                                           December 31,
                                         -----------------
                                           2020     2019
                                         -------- --------
                                           (In millions)
                      U.S............... $147,557 $139,081
                      MetLife Holdings..   90,259   88,451
                      Corporate & Other.      170      212
                                         -------- --------
                        Total........... $237,986 $227,744
                                         ======== ========

  See Note 5 for discussion of affiliated reinsurance liabilities included in the table above.

  Future policy benefits are measured as follows:

      --------------------------------------------------------------------
      Product Type:                 Measurement Assumptions:
      --------------------------------------------------------------------
      Participating life            Aggregate of (i) net level premium
                                      reserves for death and endowment
                                      policy benefits (calculated based
                                      upon the non-forfeiture interest
                                      rate, ranging from 3% to 7%, and
                                      mortality rates guaranteed in
                                      calculating the cash surrender
                                      values described in such
                                      contracts); and (ii) the liability
                                      for terminal dividends.
      --------------------------------------------------------------------
      Nonparticipating life         Aggregate of the present value of
                                      future expected benefit payments
                                      and related expenses less the
                                      present value of future expected
                                      net premiums. Assumptions as to
                                      mortality and persistency are based
                                      upon the Company's experience when
                                      the basis of the liability is
                                      established. Interest rate
                                      assumptions for the aggregate
                                      future policy benefit liabilities
                                      range from 2% to 11%.
      --------------------------------------------------------------------
      Individual and group          Present value of future expected
      traditional fixed annuities     payments. Interest rate assumptions
      after annuitization             used in establishing such
                                      liabilities range from 1% to 11%.
      --------------------------------------------------------------------
      Non-medical health insurance  The net level premium method and assumptions as to future morbidity,
                                      withdrawals and interest, which
                                      provide a margin for adverse
                                      deviation. Interest rate
                                      assumptions used in establishing
                                      such liabilities range from 1% to
                                      7%.
      --------------------------------------------------------------------
      Disabled lives                Present value of benefits method and
                                      experience assumptions as to claim
                                      terminations, expenses and
                                      interest. Interest rate assumptions
                                      used in establishing such
                                      liabilities range from 2% to 8%.
      --------------------------------------------------------------------

  Participating business represented 3% of the Company's life insurance in-force at both December 31, 2020 and 2019. Participating policies represented
17%, 19% and 20% of gross traditional life insurance premiums for the years ended December 31, 2020, 2019 and 2018, respectively.

  Policyholder account balances are equal to: (i) policy account values, which consist of an accumulation of gross premium payments; and (ii) credited interest, ranging from less than 1% to 8%, less expenses, mortality charges and withdrawals.

                                    MLIC-34

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

3. Insurance (continued)

Guarantees

   The Company issues directly and assumes through reinsurance variable annuity products with guaranteed minimum benefits. GMABs, the non-life contingent portion of GMWBs and certain non-life contingent portions of GMIBs are accounted for as embedded derivatives in policyholder account balances and are further discussed in Note 8. Guarantees accounted for as insurance liabilities include:

----------------------------------------------------------------------------------------------------
Guarantee:                                      Measurement Assumptions:
----------------------------------------------------------------------------------------------------
GMDBs  . A return of purchase payment upon    . Present value of expected death benefits in excess
          death even if the account value is     of the projected account balance recognizing the
          reduced to zero.                       excess ratably over the accumulation period
                                                 based on the present value of total expected
                                                 assessments.

       . An enhanced death benefit may be     . Assumptions are consistent with those used for
          available for an additional fee.       amortizing DAC, and are thus subject to the
                                                 same variability and risk.

                                              .  Investment performance and volatility assumptions
                                                 are consistent with the historical experience of
                                                 the appropriate underlying equity index, such as
                                                 the S&P 500 Index.

                                              . Benefit assumptions are based on the average
                                                 benefits payable over a range of scenarios.
----------------------------------------------------------------------------------------------------
GMIBs  . After a specified period of time     . Present value of expected income benefits in excess
          determined at the time of issuance     of the projected account balance at any future
          of the variable annuity contract,      date of annuitization and recognizing the excess
          a minimum accumulation of purchase     ratably over the accumulation period based on
          payments, even if the account          present value of total expected assessments.
          value is reduced to zero, that can
          be annuitized to receive a monthly
          income stream that is not less
          than a specified amount.

       .  Certain contracts also provide for  . Assumptions are consistent with those used for
          a guaranteed lump sum return of        estimating GMDB liabilities.
          purchase premium in lieu of the
          annuitization benefit.

                                              . Calculation incorporates an assumption for the
                                                 percentage of the potential annuitizations that
                                                 may be elected by the contractholder.
----------------------------------------------------------------------------------------------------
GMWBs. . A return of purchase payment via     . Expected value of the life contingent payments and
          partial withdrawals, even if the       expected assessments using assumptions
          account value is reduced to zero,      consistent with those used for estimating the
          provided that cumulative               GMDB liabilities.
          withdrawals in a contract year do
          not exceed a certain limit.

       . Certain contracts include
          guaranteed withdrawals that are
          life contingent.
----------------------------------------------------------------------------------------------------

  The Company also issues other annuity contracts that apply a lower rate on funds deposited if the contractholder elects to surrender the contract for cash and a higher rate if the contractholder elects to annuitize. These guarantees include benefits that are payable in the event of death, maturity or at annuitization. Certain other annuity contracts contain guaranteed annuitization benefits that may be above what would be provided by the current account value of the contract. Additionally, the Company issues universal and variable life contracts where the Company contractually guarantees to the contractholder a secondary guarantee or a guaranteed paid-up benefit.

                                    MLIC-35

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

3. Insurance (continued)

   Information regarding the liabilities for guarantees (excluding base policy liabilities and embedded derivatives) relating to annuity and universal and variable life contracts was as follows:

                                                      Universal and Variable
                                 Annuity Contracts        Life Contracts
                              ----------------------  ----------------------
                               GMDBs and              Secondary    Paid-Up
                                 GMWBs       GMIBs    Guarantees  Guarantees      Total
                              ----------  ----------  ----------  ----------  ------------
                                                      (In millions)
Direct:
Balance at January 1, 2018... $      326  $      579  $      725  $      109  $      1,739
Incurred guaranteed benefits.          3         162          95           5           265
Paid guaranteed benefits.....        (12)         (3)         --          --           (15)
                              ----------  ----------  ----------  ----------  ------------
Balance at December 31, 2018.        317         738         820         114         1,989
Incurred guaranteed benefits.         57          19         255          52           383
Paid guaranteed benefits.....        (13)         --          --          --           (13)
                              ----------  ----------  ----------  ----------  ------------
Balance at December 31, 2019.        361         757       1,075         166         2,359
Incurred guaranteed benefits.        144         206         320         (12)          658
Paid guaranteed benefits.....        (12)         (4)        (44)        (14)          (74)
                              ----------  ----------  ----------  ----------  ------------
Balance at December 31, 2020. $      493  $      959  $    1,351  $      140  $      2,943
                              ==========  ==========  ==========  ==========  ============
Ceded:
Balance at January 1, 2018... $       --  $       --  $      272  $       76  $        348
Incurred guaranteed benefits.         --          --          29           4            33
Paid guaranteed benefits.....         --          --          --          --            --
                              ----------  ----------  ----------  ----------  ------------
Balance at December 31, 2018.         --          --         301          80           381
Incurred guaranteed benefits.         --          --          95          15           110
Paid guaranteed benefits.....         --          --          --          --            --
                              ----------  ----------  ----------  ----------  ------------
Balance at December 31, 2019.         --          --         396          95           491
Incurred guaranteed benefits.         --          --          93          13           106
Paid guaranteed benefits.....         --          --         (20)         (9)          (29)
                              ----------  ----------  ----------  ----------  ------------
Balance at December 31, 2020. $       --  $       --  $      469  $       99  $        568
                              ==========  ==========  ==========  ==========  ============
Net:
Balance at January 1, 2018... $      326  $      579  $      453  $       33  $      1,391
Incurred guaranteed benefits.          3         162          66           1           232
Paid guaranteed benefits.....        (12)         (3)         --          --           (15)
                              ----------  ----------  ----------  ----------  ------------
Balance at December 31, 2018.        317         738         519          34         1,608
Incurred guaranteed benefits.         57          19         160          37           273
Paid guaranteed benefits.....        (13)         --          --          --           (13)
                              ----------  ----------  ----------  ----------  ------------
Balance at December 31, 2019.        361         757         679          71         1,868
Incurred guaranteed benefits.        144         206         227         (25)          552
Paid guaranteed benefits.....        (12)         (4)        (24)         (5)          (45)
                              ----------  ----------  ----------  ----------  ------------
Balance at December 31, 2020. $      493  $      959  $      882  $       41  $      2,375
                              ==========  ==========  ==========  ==========  ============

                                    MLIC-36

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

3. Insurance (continued)

    Information regarding the Company's guarantee exposure, which includes direct business, but excludes offsets from hedging or reinsurance, if any, was as follows at:

                                                                        December 31,
                                         -----------------------------------------------------------------------
                                                         2020                                  2019
                                         ---------------------------------     ---------------------------------
                                              In the               At               In the               At
                                           Event of Death      Annuitization     Event of Death      Annuitization
                                         ----------------   ---------------    ----------------   ---------------
                                                                    (Dollars in millions)
Annuity Contracts:
Variable Annuity Guarantees:
  Total account value (1), (2)..........  $      50,047      $      21,229      $      49,207      $      21,472
  Separate account value (1)............  $      40,583      $      20,368      $      39,679      $      20,666
  Net amount at risk....................  $       1,178 (3)  $         552 (4)  $       1,195 (3)  $         524 (4)
Average attained age of contractholders.       68 years           67 years           68 years           66 years
Other Annuity Guarantees:
  Total account value (1), (2)..........            N/A      $         142                N/A      $         143
  Net amount at risk....................            N/A      $          74 (5)            N/A      $          80 (5)
Average attained age of contractholders.            N/A           55 years                N/A           54 years

                                                                        December 31,
                                         -----------------------------------------------------------------------
                                                         2020                                  2019
                                         ---------------------------------     ---------------------------------
                                            Secondary            Paid-Up          Secondary            Paid-Up
                                             Guarantees         Guarantees         Guarantees        Guarantees
                                         ----------------   ---------------    ----------------   ---------------
                                                                    (Dollars in millions)
Universal and Variable Life Contracts:
  Total account value (1), (2)..........  $       5,607      $         861      $       4,909      $         899
  Net amount at risk (6)................  $      39,134      $       5,525      $      41,385      $       5,884
Average attained age of policyholders...       58 years           65 years           57 years           64 years

--------
(1) The Company's annuity and life contracts with guarantees may offer more than one type of guarantee in each contract. Therefore, the amounts listed above may not be mutually exclusive.

(2) Includes the contractholder's investments in the general account and separate account, if applicable.

(3) Defined as the death benefit less the total account value, as of the balance sheet date. It represents the amount of the claim that the Company would incur if death claims were filed on all contracts on the balance sheet date and includes any additional contractual claims associated with riders purchased to assist with covering income taxes payable upon death.

(4) Defined as the amount (if any) that would be required to be added to the total account value to purchase a lifetime income stream, based on current annuity rates, equal to the minimum amount provided under the guaranteed benefit. This amount represents the Company's potential economic exposure to such guarantees in the event all contractholders were to annuitize on the balance sheet date, even though the contracts contain terms that allow annuitization of the guaranteed amount only after the 10th anniversary of the contract, which not all contractholders have achieved.

(5) Defined as either the excess of the upper tier, adjusted for a profit margin, less the lower tier, as of the balance sheet date or the amount (if any) that would be required to be added to the total account value to purchase a lifetime income stream, based on current annuity rates, equal to the minimum amount provided under the guaranteed benefit. These amounts represent the Company's potential economic exposure to such guarantees in the event all contractholders were to annuitize on the balance sheet date.

(6) Defined as the guarantee amount less the account value, as of the balance sheet date. It represents the amount of the claim that the Company would incur if death claims were filed on all contracts on the balance sheet date.

                                    MLIC-37

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

3. Insurance (continued)

Guarantees -- Separate Accounts

   Account balances of contracts with guarantees were invested in separate account asset classes as follows at:

                                          December 31,
                                   ---------------------------
                                       2020          2019
                                   ------------- -------------
                                          (In millions)
                  Fund Groupings:
                  Equity.......... $      23,891 $      21,960
                  Balanced........        16,992        17,396
                  Bond............         3,052         3,024
                  Money Market....            52            48
                                   ------------- -------------
                    Total......... $      43,987 $      42,428
                                   ============= =============

Obligations Assumed Under Structured Settlement Assignments

  The Company assumed structured settlement claim obligations as an assignment company. These liabilities are measured at the present value of the future periodic claims to be provided and reported as other policy-related balances.
The Company received a fee for assuming these claim obligations and, as the assignee of the claim, is legally obligated to ensure periodic payments are made to the claimant. The Company purchased annuities to fund these future periodic payment claim obligations and designates payments to be made directly to the claimant by the annuity writer. These annuities funding structured settlement claims are recorded as an investment. The Company has recorded unpaid claim obligations and annuity contracts of equal amounts of $1.3 billion at both December 31, 2020 and 2019. See Note 1.

Obligations Under Funding Agreements

  The Company issues fixed and floating rate funding agreements, which are denominated in either U.S. dollars or foreign currencies, to certain unconsolidated special purpose entities that have issued either debt securities or commercial paper for which payment of interest and principal is secured by such funding agreements. For the years ended December 31, 2020, 2019 and 2018, the Company issued $39.3 billion, $37.3 billion and $41.8 billion, respectively, and repaid $36.7 billion, $36.4 billion and $43.7 billion, respectively, of such funding agreements. At December 31, 2020 and 2019, liabilities for funding agreements outstanding, which are included in policyholder account balances, were $38.8 billion and $34.6 billion, respectively.

  Metropolitan Life Insurance Company is a member of the FHLB of New York.
Holdings of common stock of the FHLB of New York, included in other invested assets, were $765 million and $737 million at December 31, 2020 and 2019, respectively.

                                    MLIC-38

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

3. Insurance (continued)

   The Company has also entered into funding agreements with the FHLB of New
York and a subsidiary of the Federal Agricultural Mortgage Corporation, a
federally chartered instrumentality of the U.S. ("Farmer Mac"). The liability for such funding agreements is included in policyholder account balances.
Information related to such funding agreements was as follows at:

                              Liability                    Collateral
                      ------------------------- -----------------------------
                                             December 31,
                      -------------------------------------------------------
                          2020         2019           2020             2019
                      ------------ ------------ ------------     ------------
                                             (In millions)
FHLB of New York (1). $     15,245 $     14,445 $     17,258 (2) $     16,570 (2)
Farmer Mac (3)....... $      2,375 $      2,550 $      2,450     $      2,670
--------

(1) Represents funding agreements issued to the FHLB of New York in exchange for cash and for which the FHLB of New York has been granted a lien on certain assets, some of which are in the custody of the FHLB of New York, including residential mortgage-backed securities ("RMBS"), to collateralize obligations under such funding agreements. The Company is permitted to withdraw any portion of the collateral in the custody of the FHLB of
    New York as long as there is no event of default and the remaining qualified collateral is sufficient to satisfy the collateral maintenance level. Upon any event of default by the Company, the FHLB of New York's recovery on the collateral is limited to the amount of the Company's liability to the FHLB of New York.

(2) Advances are collateralized by mortgage-backed securities. The amount of collateral presented is at estimated fair value.

(3) Represents funding agreements issued to a subsidiary of Farmer Mac. The obligations under these funding agreements are secured by a pledge of certain eligible agricultural mortgage loans and may, under certain circumstances, be secured by other qualified collateral. The amount of collateral presented is at carrying value.

Liabilities for Unpaid Claims and Claim Expenses

  The following is information about incurred and paid claims development by segment at December 31, 2020. Such amounts are presented net of reinsurance, and are not discounted. The tables present claims development and cumulative claim payments by incurral year. The development tables are only presented for significant short-duration product liabilities within each segment. The information about incurred and paid claims development prior to 2020 is presented as supplementary information.

                                    MLIC-39

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

3. Insurance (continued)

  U.S.

   Group Life - Term

                 Incurred Claims and Allocated Claim Adjustment Expense, Net of Reinsurance            At December 31, 2020
         -----------------------------------------------------------------------------------------  ---------------------------
                                      For the Years Ended December 31,
         -----------------------------------------------------------------------------------------     Total IBNR
                                           (Unaudited)                                              Liabilities Plus
         --------------------------------------------------------------------------------               Expected     Cumulative
                                                                                                     Development on  Number of
Incurral                                                                                                Reported      Reported
  Year     2011     2012     2013     2014     2015     2016     2017     2018     2019     2020         Claims        Claims
-------- -------- -------- -------- -------- -------- -------- -------- -------- -------- --------  ---------------- ----------
                                                         (Dollars in millions)
  2011.. $  6,318 $  6,290 $  6,293 $  6,269 $  6,287 $  6,295 $  6,294 $  6,295 $  6,297 $  6,299        $  1        208,202
  2012..             6,503    6,579    6,569    6,546    6,568    6,569    6,569    6,572    6,574           1        209,960
  2013..                      6,637    6,713    6,719    6,720    6,730    6,720    6,723    6,724           1        212,572
  2014..                               6,986    6,919    6,913    6,910    6,914    6,919    6,920           3        215,388
  2015..                                        7,040    7,015    7,014    7,021    7,024    7,025           3        217,729
  2016..                                                 7,125    7,085    7,095    7,104    7,105           6        218,487
  2017..                                                          7,432    7,418    7,425    7,427           9        257,925
  2018..                                                                   7,757    7,655    7,646          14        242,815
  2019..                                                                            7,935    7,900          23        239,317
  2020..                                                                                     8,913         757        206,427
                                                                                          --------
 Total.........................................................................             72,533
Cumulative paid claims and paid allocated claim adjustment expenses, net of
 reinsurance....................................................................           (70,179)
All outstanding liabilities for incurral years prior to 2011, net of
 reinsurance....................................................................                18
                                                                                          --------
 Total unpaid claims and claim adjustment expenses, net of reinsurance.........           $  2,372
                                                                                          ========

                 Cumulative Paid Claims and Paid Allocated Claim Adjustment Expenses, Net of Reinsurance
               -------------------------------------------------------------------------------------------
                                            For the Years Ended December 31,
               -------------------------------------------------------------------------------------------
                                                 (Unaudited)
               -------------------------------------------------------------------------------- ----------
Incurral Year    2011     2012     2013     2014     2015     2016     2017     2018     2019      2020
-------------  -------- -------- -------- -------- -------- -------- -------- -------- -------- ----------
                                                      (In millions)
    2011...... $  4,982 $  6,194 $  6,239 $  6,256 $  6,281 $  6,290 $  6,292 $  6,295 $  6,296  $   6,297
    2012......             5,132    6,472    6,518    6,532    6,558    6,565    6,566    6,569      6,572
    2013......                      5,216    6,614    6,664    6,678    6,711    6,715    6,720      6,721
    2014......                               5,428    6,809    6,858    6,869    6,902    6,912      6,915
    2015......                                        5,524    6,913    6,958    6,974    7,008      7,018
    2016......                                                 5,582    6,980    7,034    7,053      7,086
    2017......                                                          5,761    7,292    7,355      7,374
    2018......                                                                   6,008    7,521      7,578
    2019......                                                                            6,178      7,756
    2020......                                                                                       6,862
                                                                                                ----------
 Total cumulative paid claims and paid allocated claim adjustment expenses, net of reinsurance   $  70,179
                                                                                                ==========

   Average Annual Percentage Payout

     The following is supplementary information about average historical claims duration at December 31, 2020:

                          Average Annual Percentage Payout of Incurred Claims by Age, Net of Reinsurance
                          -----------------------------------------------------------------------------
       Years.............   1         2       3       4       5       6       7      8      9     10
       Group Life - Term. 78.2%     20.0%    0.7%    0.2%    0.5%    0.1%    --%    --%    --%    --%

                                    MLIC-40

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

3. Insurance (continued)

   Group Long-Term Disability

                   Incurred Claims and Allocated Claim Adjustment Expense, Net of Reinsurance        At December 31, 2020
                --------------------------------------------------------------------------------  ---------------------------
                                        For the Years Ended December 31,                             Total IBNR
                --------------------------------------------------------------------------------  Liabilities Plus
                                              (Unaudited)                                             Expected     Cumulative
                -----------------------------------------------------------------------            Development on  Number of
Incurral                                                                                              Reported      Reported
 Year            2011    2012    2013    2014    2015    2016    2017    2018    2019     2020         Claims        Claims
--------        ------- ------- ------- ------- ------- ------- ------- ------- ------- --------  ---------------- ----------
                                                            (Dollars in millions)
  2011......... $   955 $   916 $   894 $   914 $   924 $   923 $   918 $   917 $   914 $    910        $ --         21,644
  2012.........             966     979     980   1,014   1,034   1,037   1,021   1,015    1,011          --         20,086
  2013.........                   1,008   1,027   1,032   1,049   1,070   1,069   1,044    1,032          --         21,138
  2014.........                           1,076   1,077   1,079   1,101   1,109   1,098    1,097          --         22,852
  2015.........                                   1,082   1,105   1,093   1,100   1,087    1,081          --         21,209
  2016.........                                           1,131   1,139   1,159   1,162    1,139          --         17,967
  2017.........                                                   1,244   1,202   1,203    1,195          --         16,313
  2018.........                                                           1,240   1,175    1,163           7         15,135
  2019.........                                                                   1,277    1,212          33         15,044
  2020.........                                                                            1,253         630          8,387
                                                                                        --------
 Total................................................................................    11,093
Cumulative paid claims and paid allocated claim adjustment expenses, net of reinsurance   (5,657)
All outstanding liabilities for incurral years prior to 2011, net of reinsurance.......    1,543
                                                                                        --------
 Total unpaid claims and claim adjustment expenses, net of reinsurance................  $  6,979
                                                                                        ========

                   Cumulative Paid Claims and Paid Allocated Claim Adjustment Expenses, Net of Reinsurance
                 ---------------------------------------------------------------------------------------------------
                                              For the Years Ended December 31,
                 ---------------------------------------------------------------------------------------------------
                                                   (Unaudited)
                 ---------------------------------------------------------------------------------------
Incurral Year     2011      2012      2013      2014      2015      2016      2017      2018      2019      2020
-------------    -------  --------  --------  --------  --------  --------  --------  --------  -------- -----------
                                                        (In millions)
    2011........ $    44  $    217  $    337  $    411  $    478  $    537  $    588  $    635  $    670  $      703
    2012........                43       229       365       453       524       591       648       694         730
    2013........                          43       234       382       475       551       622       676         722
    2014........                                    51       266       428       526       609       677         732
    2015........                                              50       264       427       524       601         665
    2016........                                                        49       267       433       548         628
    2017........                                                                  56       290       476         579
    2018........                                                                            54       314         497
    2019........                                                                                      57         342
    2020........                                                                                                  59
                                                                                                         -----------
 Total cumulative paid claims and paid allocated claim adjustment expenses, net of reinsurance            $    5,657
                                                                                                         ===========

   Average Annual Percentage Payout

     The following is supplementary information about average historical claims duration at December 31, 2020:

                            Average Annual Percentage Payout of Incurred Claims by Age, Net of Reinsurance
                            -----------------------------------------------------------------------------
Years......................  1        2        3       4       5       6       7       8      9      10
Group Long-Term Disability. 4.6%    20.0%    14.6%    8.9%    7.2%    6.4%    5.4%    4.7%   3.7%   3.6%

                                    MLIC-41

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

3. Insurance (continued)

  Significant Methodologies and Assumptions

     Group Life - Term and Group Long-Term Disability incurred but not paid
   ("IBNP") liabilities are developed using a combination of loss ratio and development methods. Claims in the course of settlement are then subtracted from the IBNP liabilities, resulting in the IBNR liabilities. The loss ratio method is used in the period in which the claims are neither sufficient nor credible. In developing the loss ratios, any material rate increases that could change the underlying premium without affecting the estimated incurred losses are taken into account. For periods where sufficient and credible claim data exists, the development method is used based on the claim triangles which categorize claims according to both the period in which they were incurred and the period in which they were paid, adjudicated or reported. The end result is a triangle of known data that is used to develop known completion ratios and factors. Claims paid are then subtracted from the estimated ultimate incurred claims to calculate the IBNP liability.

     An expense liability is held for the future expenses associated with the payment of incurred but not yet paid claims (IBNR and pending). This is expressed as a percentage of the underlying claims liability and is based on past experience and the anticipated future expense structure.

     For Group Life - Term and Group Long-Term Disability, first year incurred claims and allocated loss adjustment expenses increased in 2020 compared to the 2019 incurral year due to the growth in the size of the business.

     There were no significant changes in methodologies for the year ended
   December 31, 2020. The assumptions used in calculating the unpaid claims and claim adjustment expenses for Group Life - Term and Group Long-Term
   Disability are updated annually to reflect emerging trends in claim experience.

     No additional premiums or return premiums have been accrued as a result of the prior year development.

     Liabilities for Group Life - Term unpaid claims and claim adjustment expenses are not discounted.

     The liabilities for Group Long-Term Disability unpaid claims and claim adjustment expenses were $6.0 billion at both December 31, 2020 and 2019.
   Using interest rates ranging from 3% to 8%, based on the incurral year, the total discount applied to these liabilities was $1.2 billion at both
   December 31, 2020 and 2019. The amount of interest accretion recognized was
   $452 million, $470 million and $509 million for the years ended December 31,
   2020, 2019 and 2018, respectively. These amounts were reflected in policyholder benefits and claims.

     For Group Life - Term, claims were based upon individual death claims. For
   Group Long-Term Disability, claim frequency was determined by the number of reported claims as identified by a unique claim number assigned to individual claimants. Claim counts initially include claims that do not ultimately result in a liability. These claims are omitted from the claim counts once it is determined that there is no liability.

     The incurred and paid claims disclosed for the Group Life - Term product includes activity related to the product's continued protection feature;
   however, the associated actuarial reserve for future benefit obligations under this feature is excluded from the liability for unpaid claims.

     The Group Long-Term Disability IBNR, included in the development tables above, was developed using discounted cash flows, and is presented on a discounted basis.

                                    MLIC-42

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

3. Insurance (continued)

  Reconciliation of the Disclosure of Incurred and Paid Claims Development to
  the Liability for Unpaid Claims and Claim Adjustment Expenses

    The reconciliation of the net incurred and paid claims development tables to the liability for unpaid claims and claims adjustment expenses on the consolidated balance sheet was as follows at:

                                                                                                    December 31, 2020
                                                                                              -----------------------------
                                                                                                      (In millions)
Short-Duration:
Unpaid claims and allocated claims adjustment expenses, net of reinsurance:
U.S.:
Group Life - Term............................................................................ $        2,372
Group Long-Term Disability...................................................................          6,979
                                                                                              --------------
  Total......................................................................................                $        9,351
Other insurance lines - all segments combined................................................                           607
                                                                                                             --------------
  Total unpaid claims and allocated claims adjustment expenses, net of reinsurance...........                         9,958
                                                                                                             --------------
Reinsurance recoverables on unpaid claims:
U.S.:
Group Life - Term............................................................................             12
Group Long-Term Disability...................................................................            128
                                                                                              --------------
  Total......................................................................................                           140
Other insurance lines - all segments combined................................................                           180
                                                                                                             --------------
  Total reinsurance recoverable on unpaid claims.............................................                           320
                                                                                                             --------------
  Total unpaid claims and allocated claims adjustment expense................................                        10,278
Discounting..................................................................................                        (1,186)
                                                                                                             --------------
Liability for unpaid claims and claim adjustment liabilities - short-duration................                         9,092
Liability for unpaid claims and claim adjustment liabilities - all long-duration lines.......                         4,431
                                                                                                             --------------
  Total liability for unpaid claims and claim adjustment expense (included in future policy
   benefits and other policy-related balances)...............................................                $       13,523
                                                                                                             ==============

                                    MLIC-43

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

3. Insurance (continued)

  Rollforward of Claims and Claim Adjustment Expenses

      Information regarding the liabilities for unpaid claims and claim adjustment expenses was as follows:

                                               Years Ended December 31,
                                  -------------------------------------------------
                                        2020             2019             2018
                                  ---------------  ---------------  ---------------
                                                    (In millions)
Balance at January 1,............ $        13,140  $        12,590  $        12,090
  Less: Reinsurance recoverables.           1,525            1,497            1,401
                                  ---------------  ---------------  ---------------
Net balance at January 1,........          11,615           11,093           10,689
Incurred related to:
  Current year...................          18,620           17,711           16,714
  Prior years (1)................             (19)              44              241
                                  ---------------  ---------------  ---------------
    Total incurred...............          18,601           17,755           16,955
Paid related to:
  Current year...................         (13,854)         (12,934)         (12,359)
  Prior years....................          (4,478)          (4,299)          (4,192)
                                  ---------------  ---------------  ---------------
    Total paid...................         (18,332)         (17,233)         (16,551)
                                  ---------------  ---------------  ---------------
Net balance at December 31,......          11,884           11,615           11,093
  Add: Reinsurance recoverables..           1,639            1,525            1,497
                                  ---------------  ---------------  ---------------
Balance at December 31,.......... $        13,523  $        13,140  $        12,590
                                  ===============  ===============  ===============
--------

(1) For the year ended December 31, 2020, claims and claim adjustment expenses associated with prior years decreased due to favorable claims experience in the current year. For the years ended December 31, 2019 and 2018, claims and claim adjustment expenses associated with prior years increased due to events incurred in prior years but reported in the current year.

Separate Accounts

  Separate account assets and liabilities include two categories of account types: pass-through separate accounts totaling $78.0 billion and $72.2 billion at December 31, 2020 and 2019, respectively, for which the policyholder assumes all investment risk, and separate accounts for which the Company contractually guarantees either a minimum return or account value to the policyholder which totaled $50.6 billion and $45.6 billion at December 31, 2020 and 2019, respectively. The latter category consisted primarily of guaranteed interest contracts ("GICs"). The average interest rate credited on these contracts was
2.54% and 2.91% at December 31, 2020 and 2019, respectively.

  For the years ended December 31, 2020, 2019 and 2018, there were no investment gains (losses) on transfers of assets from the general account to the separate accounts.

4. Deferred Policy Acquisition Costs, Value of Business Acquired and Other
Intangibles

  See Note 1 for a description of capitalized acquisition costs.

Nonparticipating and Non-Dividend-Paying Traditional Contracts

  The Company amortizes DAC and VOBA related to these contracts (term insurance, nonparticipating whole life insurance, traditional group life insurance, and non-medical health insurance) over the appropriate premium paying period in proportion to the actual and expected future gross premiums that were set at contract issue. The expected premiums are based upon the premium requirement of each policy and assumptions for mortality, morbidity, persistency and investment returns at policy issuance, or policy acquisition
(as it relates to VOBA), include provisions for adverse deviation, and are consistent with the assumptions used to calculate future policyholder benefit liabilities. These assumptions are not revised after policy issuance or acquisition unless the DAC or VOBA balance is deemed to be unrecoverable from future expected profits. Absent a premium deficiency, variability in amortization after policy issuance or acquisition is caused only by variability in premium volumes.

                                    MLIC-44

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

4. Deferred Policy Acquisition Costs, Value of Business Acquired and Other
Intangibles (continued)

Participating, Dividend-Paying Traditional Contracts

  The Company amortizes DAC and VOBA related to these contracts over the estimated lives of the contracts in proportion to actual and expected future gross margins. The amortization includes interest based on rates in effect at inception or acquisition of the contracts. The future gross margins are dependent principally on investment returns, policyholder dividend scales, mortality, persistency, expenses to administer the business, creditworthiness of reinsurance counterparties and certain economic variables, such as inflation. For participating contracts within the closed block (dividend-paying traditional contracts) future gross margins are also dependent upon changes in the policyholder dividend obligation. See Note 6. Of these factors, the Company anticipates that investment returns, expenses, persistency and other factor changes, as well as policyholder dividend scales, are reasonably likely to impact significantly the rate of DAC and VOBA amortization. Each reporting period, the Company updates the estimated gross margins with the actual gross margins for that period. When the actual gross margins change from previously estimated gross margins, the cumulative DAC and VOBA amortization is re-estimated and adjusted by a cumulative charge or credit to current operations. When actual gross margins exceed those previously estimated, the
DAC and VOBA amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the actual gross margins are below the previously estimated gross margins. Each reporting period, the Company also updates the actual amount of business in-force, which impacts expected future gross margins. When expected future gross margins are below those previously estimated, the DAC and VOBA amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the expected future gross margins are above the previously estimated expected future gross margins.
Each period, the Company also reviews the estimated gross margins for each block of business to determine the recoverability of DAC and VOBA balances.

Fixed and Variable Universal Life Contracts and Fixed and Variable Deferred
Annuity Contracts

  The Company amortizes DAC and VOBA related to these contracts over the estimated lives of the contracts in proportion to actual and expected future gross profits. The amortization includes interest based on rates in effect at inception or acquisition of the contracts. The amount of future gross profits is dependent principally upon returns in excess of the amounts credited to policyholders, mortality, persistency, interest crediting rates, expenses to administer the business, creditworthiness of reinsurance counterparties, the effect of any hedges used and certain economic variables, such as inflation. Of these factors, the Company anticipates that investment returns, expenses and persistency are reasonably likely to significantly impact the rate of DAC and
VOBA amortization. Each reporting period, the Company updates the estimated gross profits with the actual gross profits for that period. When the actual gross profits change from previously estimated gross profits, the cumulative
DAC and VOBA amortization is re-estimated and adjusted by a cumulative charge or credit to current operations. When actual gross profits exceed those previously estimated, the DAC and VOBA amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the actual gross profits are below the previously estimated gross profits. Each reporting period, the Company also updates the actual amount of business remaining in-force, which impacts expected future gross profits. When expected future gross profits are below those previously estimated, the DAC and VOBA amortization will increase, resulting in a current period charge to earnings.
The opposite result occurs when the expected future gross profits are above the previously estimated expected future gross profits. Each period, the Company also reviews the estimated gross profits for each block of business to determine the recoverability of DAC and VOBA balances.

Factors Impacting Amortization

  Separate account rates of return on variable universal life contracts and variable deferred annuity contracts affect in-force account balances on such contracts each reporting period, which can result in significant fluctuations in amortization of DAC and VOBA. Returns that are higher than the Company's long-term expectation produce higher account balances, which increases the
Company's future fee expectations and decreases future benefit payment expectations on minimum death and living benefit guarantees, resulting in higher expected future gross profits. The opposite result occurs when returns are lower than the Company's long-term expectation. The Company's practice to determine the impact of gross profits resulting from returns on separate accounts assumes that long-term appreciation in equity markets is not changed by short-term market fluctuations, but is only changed when sustained interim deviations are expected. The Company monitors these events and only changes the assumption when its long-term expectation changes.

                                    MLIC-45

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

4. Deferred Policy Acquisition Costs, Value of Business Acquired and Other
Intangibles (continued)

  The Company also periodically reviews other long-term assumptions underlying the projections of estimated gross margins and profits. These assumptions primarily relate to investment returns, policyholder dividend scales, interest crediting rates, mortality, persistency, policyholder behavior and expenses to administer business. Management annually updates assumptions used in the calculation of estimated gross margins and profits which may have significantly changed. If the update of assumptions causes expected future gross margins and profits to increase, DAC and VOBA amortization will decrease, resulting in a current period increase to earnings. The opposite result occurs when the assumption update causes expected future gross margins and profits to decrease.

  Periodically, the Company modifies product benefits, features, rights or coverages that occur by the exchange of a contract for a new contract, or by amendment, endorsement, or rider to a contract, or by election or coverage within a contract. If such modification, referred to as an internal replacement, substantially changes the contract, the associated DAC or VOBA is written off immediately through income and any new deferrable costs associated with the replacement contract are deferred. If the modification does not substantially change the contract, the DAC or VOBA amortization on the original contract will continue and any acquisition costs associated with the related modification are expensed.

  Amortization of DAC and VOBA is attributed to net investment gains (losses)
and net derivative gains (losses), and to other expenses for the amount of gross margins or profits originating from transactions other than investment gains and losses. Unrealized investment gains and losses represent the amount of DAC and VOBA that would have been amortized if such gains and losses had been recognized.

   Information regarding DAC and VOBA was as follows:

                                                                              Years Ended December 31,
                                                                 -------------------------------------------------
                                                                       2020             2019             2018
                                                                 ---------------  ---------------  ---------------
                                                                                   (In millions)
DAC:
Balance at January 1,...........................................  $        3,427   $        4,089   $        4,320
Capitalizations.................................................              51               43               34
Amortization related to:
Net investment gains (losses) and net derivative gains (losses).             (56)              25             (114)
Other expenses..................................................            (348)            (263)            (355)
                                                                 ---------------  ---------------  ---------------
  Total amortization............................................            (404)            (238)            (469)
                                                                 ---------------  ---------------  ---------------
Unrealized investment gains (losses)............................            (448)            (467)             204
                                                                 ---------------  ---------------  ---------------
Balance at December 31,.........................................           2,626            3,427            4,089
                                                                 ---------------  ---------------  ---------------
VOBA:
Balance at January 1,...........................................              26               28               28
Amortization related to other expenses..........................              (2)              (1)              (1)
Unrealized investment gains (losses)............................              (1)              (1)               1
                                                                 ---------------  ---------------  ---------------
Balance at December 31,.........................................              23               26               28
                                                                 ---------------  ---------------  ---------------
Total DAC and VOBA:
Balance at December 31,.........................................  $        2,649   $        3,453   $        4,117
                                                                 ===============  ===============  ===============

   Information regarding total DAC and VOBA by segment was as follows:

                                          December 31,
                                   ---------------------------
                                       2020          2019
                                   ------------- -------------
                                          (In millions)
                 U.S..............  $        398  $        405
                 MetLife Holdings.         2,251         3,048
                                   ------------- -------------
                   Total..........  $      2,649  $      3,453
                                   ============= =============

                                    MLIC-46

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

4. Deferred Policy Acquisition Costs, Value of Business Acquired and Other
Intangibles (continued)

   Information regarding other intangibles was as follows:

                                              Years Ended December 31,
                                         ----------------------------------
                                            2020        2019        2018
                                         ----------  ----------  ----------
                                                    (In millions)
   DSI:
   Balance at January 1,................ $       62  $       93  $       93
   Capitalization.......................         --           1           1
   Amortization.........................        (21)        (20)        (15)
   Unrealized investment gains (losses).        (11)        (12)         14
                                         ----------  ----------  ----------
   Balance at December 31,.............. $       30  $       62  $       93
                                         ==========  ==========  ==========
   VODA and VOCRA:
   Balance at January 1,................ $      157  $      181  $      207
   Amortization.........................        (22)        (24)        (26)
                                         ----------  ----------  ----------
   Balance at December 31,.............. $      135  $      157  $      181
                                         ==========  ==========  ==========
   Accumulated amortization............. $      322  $      300  $      276
                                         ==========  ==========  ==========

   The estimated future amortization expense to be reported in other expenses for the next five years is as follows:

                                                                   VODA and
                                                        VOBA        VOCRA
                                                    ------------ -------------
                                                          (In millions)
 2021.............................................. $          2 $          19
 2022.............................................. $          2 $          17
 2023.............................................. $          2 $          15
 2024.............................................. $          2 $          13
 2025.............................................. $          2 $          12

5. Reinsurance

  The Company enters into reinsurance agreements that transfer risk from its various insurance products to affiliated and unaffiliated companies. These cessions limit losses, minimize exposure to significant risks and provide additional capacity for future growth. The Company also provides reinsurance by accepting risk from affiliates and nonaffiliates.

  Under the terms of the reinsurance agreements, the reinsurer agrees to reimburse the Company for the ceded amount in the event a claim is paid.
Cessions under reinsurance agreements do not discharge the Company's obligation as the primary insurer. In the event that reinsurers do not meet their obligations under the terms of the reinsurance agreements, reinsurance recoverable balances could become uncollectible.

  Accounting for reinsurance requires extensive use of assumptions and estimates, particularly related to the future performance of the underlying business and the potential impact of counterparty credit risks. The Company periodically reviews actual and anticipated experience compared to the aforementioned assumptions used to establish assets and liabilities relating to ceded and assumed reinsurance and evaluates the financial strength of counterparties to its reinsurance agreements using criteria similar to that evaluated in the security impairment process discussed in Note 7.

U.S.

  For its Group Benefits business, the Company generally retains most of the risk and only cedes particular risk on certain client arrangements.

  The majority of the Company's reinsurance activity within this business relates to client agreements for employer sponsored captive programs, risk-sharing agreements and multinational pooling. The risks ceded under these agreements are generally quota shares of group life and disability policies.
The cessions vary from 50% to 100% of all the risks of the policies.

                                    MLIC-47

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

5. Reinsurance (continued)

  The Company's RIS business has engaged in reinsurance activities on an opportunistic basis. There were no new transactions during the periods presented.

MetLife Holdings

  For its life products, the Company has historically reinsured the mortality risk primarily on an excess of retention basis or on a quota share basis. In addition to reinsuring mortality risk as described above, the Company reinsures other risks, as well as specific coverages. Placement of reinsurance is done primarily on an automatic basis and also on a facultative basis for risks with specified characteristics.

Catastrophe Coverage

  The Company has exposure to catastrophes which could contribute to significant fluctuations in its results of operations. For its U.S. segment, the Company purchases catastrophe coverage to reinsure risks issued within territories that it believes are subject to the greatest catastrophic risks.
For its MetLife Holdings segment, the Company uses excess of retention and quota share reinsurance agreements to provide greater diversification of risk and minimize exposure to larger risks. Excess of retention reinsurance agreements provide for a portion of a risk to remain with the direct writing company and quota share reinsurance agreements provide for the direct writing company to transfer a fixed percentage of all risks of a class of policies.

Reinsurance Recoverables

  The Company reinsures its business through a diversified group of well-capitalized reinsurers. The Company analyzes recent trends in arbitration and litigation outcomes in disputes, if any, with its reinsurers. The Company monitors ratings and evaluates the financial strength of its reinsurers by analyzing their financial statements. In addition, the reinsurance recoverable balance due from each reinsurer is evaluated as part of the overall monitoring process. Recoverability of reinsurance recoverable balances is evaluated based on these analyses. The Company generally secures large reinsurance recoverable balances with various forms of collateral, including secured trusts, funds withheld accounts, and irrevocable letters of credit. These reinsurance recoverable balances are stated net of allowances for uncollectible reinsurance, which at December 31, 2020 and 2019 were not significant.

  The Company has secured certain reinsurance recoverable balances with various forms of collateral, including secured trusts, funds withheld accounts and irrevocable letters of credit. The Company had $1.7 billion and $1.8 billion of unsecured unaffiliated reinsurance recoverable balances at December 31, 2020 and 2019, respectively.

  At December 31, 2020, the Company had $2.5 billion of net unaffiliated ceded reinsurance recoverables. Of this total, $1.8 billion, or 72%, were with the
Company's five largest unaffiliated ceded reinsurers, including $1.2 billion of net unaffiliated ceded reinsurance recoverables which were unsecured. At
December 31, 2019, the Company had $2.6 billion of net unaffiliated ceded reinsurance recoverables. Of this total, $1.9 billion, or 73%, were with the
Company's five largest unaffiliated ceded reinsurers, including $1.3 billion of net unaffiliated ceded reinsurance recoverables which were unsecured.

  The Company has reinsured with an unaffiliated third-party reinsurer, 59% of the closed block through a modified coinsurance agreement. The Company accounts for this agreement under the deposit method of accounting. The Company, having the right of offset, has offset the modified coinsurance deposit with the deposit recoverable.

                                    MLIC-48

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

5. Reinsurance (continued)

   The amounts on the consolidated statements of operations include the impact of reinsurance. Information regarding the significant effects of reinsurance was as follows:

                                                                          Years Ended December 31,
                                                               ----------------------------------------------
                                                                    2020            2019            2018
                                                               --------------  --------------  --------------
                                                                                (In millions)
Premiums
Direct premiums...............................................  $      20,821   $      21,804   $      26,883
Reinsurance assumed...........................................            909             811             752
Reinsurance ceded.............................................           (989)         (1,007)         (1,022)
                                                               --------------  --------------  --------------
  Net premiums................................................  $      20,741   $      21,608   $      26,613
                                                               ==============  ==============  ==============
Universal life and investment-type product policy fees
Direct universal life and investment-type product policy fees.  $       2,290   $       2,331   $       2,382
Reinsurance assumed...........................................            (16)            (15)              9
Reinsurance ceded.............................................           (278)           (279)           (267)
                                                               --------------  --------------  --------------
  Net universal life and investment-type product policy fees..  $       1,996   $       2,037   $       2,124
                                                               ==============  ==============  ==============
Other revenues
Direct other revenues.........................................  $       1,043   $       1,007   $       1,017
Reinsurance assumed...........................................             10              (5)            (11)
Reinsurance ceded.............................................            608             571             580
                                                               --------------  --------------  --------------
  Net other revenues..........................................  $       1,661   $       1,573   $       1,586
                                                               ==============  ==============  ==============
Policyholder benefits and claims
Direct policyholder benefits and claims.......................  $      23,488   $      24,469   $      29,589
Reinsurance assumed...........................................            811             728             691
Reinsurance ceded.............................................         (1,225)         (1,146)         (1,183)
                                                               --------------  --------------  --------------
  Net policyholder benefits and claims........................  $      23,074   $      24,051   $      29,097
                                                               ==============  ==============  ==============
Interest credited to policyholder account balances
Direct interest credited to policyholder account balances.....  $       2,218   $       2,592   $       2,446
Reinsurance assumed...........................................             42              44              46
Reinsurance ceded.............................................            (13)            (12)            (13)
                                                               --------------  --------------  --------------
  Net interest credited to policyholder account balances......  $       2,247   $       2,624   $       2,479
                                                               ==============  ==============  ==============
Other expenses
Direct other expenses.........................................  $       4,469   $       4,464   $       4,650
Reinsurance assumed...........................................             71              50              71
Reinsurance ceded.............................................            473             462             470
                                                               --------------  --------------  --------------
  Net other expenses..........................................  $       5,013   $       4,976   $       5,191
                                                               ==============  ==============  ==============

                                    MLIC-49

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

5. Reinsurance (continued)

   The amounts on the consolidated balance sheets include the impact of reinsurance. Information regarding the significant effects of reinsurance was as follows at:

                                                                            December 31,
                                             ---------------------------------------------------------------------------
                                                             2020                                  2019
                                             ------------------------------------- -------------------------------------
                                                                           Total                                 Total
                                                                          Balance                               Balance
                                              Direct   Assumed   Ceded     Sheet    Direct   Assumed   Ceded     Sheet
                                             --------- ------- --------  --------- --------- ------- --------  ---------
                                                                            (In millions)
Assets
Premiums, reinsurance and other
 receivables................................  $  2,509  $  831  $18,138   $ 21,478  $  2,767  $  700  $18,968   $ 22,435
Deferred policy acquisition costs and value
 of business acquired.......................     2,864      13     (228)     2,649     3,657      14     (218)     3,453
                                             --------- ------- --------  --------- --------- ------- --------  ---------
  Total assets..............................  $  5,373  $  844  $17,910   $ 24,127  $  6,424  $  714  $18,750   $ 25,888
                                             ========= ======= ========  ========= ========= ======= ========  =========
Liabilities
Future policy benefits......................  $132,776  $1,159  $   (14)  $133,921  $127,058  $1,252  $    (6)  $128,304
Policyholder account balances...............    96,479     156       --     96,635    91,550     158       --     91,708
Other policy-related balances...............     7,103     322        5      7,430     7,466     257        9      7,732
Other liabilities...........................     7,027   2,406   15,991     25,424     7,211   2,318   16,553     26,082
                                             --------- ------- --------  --------- --------- ------- --------  ---------
  Total liabilities.........................  $243,385  $4,043  $15,982   $263,410  $233,285  $3,985  $16,556   $253,826
                                             ========= ======= ========  ========= ========= ======= ========  =========

  Reinsurance agreements that do not expose the Company to a reasonable possibility of a significant loss from insurance risk are recorded using the deposit method of accounting. The deposit assets on reinsurance were
$12.8 billion and $13.7 billion at December 31, 2020 and 2019, respectively.
The deposit liabilities on reinsurance were $1.8 billion and $1.7 billion at
December 31, 2020 and 2019, respectively.

Related Party Reinsurance Transactions

  The Company has reinsurance agreements with certain of MetLife, Inc.'s subsidiaries, including MetLife Reinsurance Company of Charleston ("MRC"),
MetLife Reinsurance Company of Vermont, and Metropolitan Tower Life Insurance
Company, all of which are related parties. Additionally, the Company has reinsurance agreements with Brighthouse Financial, Inc. and its subsidiaries
("Brighthouse"), a former subsidiary of MetLife, Inc. In August 2017, MetLife,
Inc. completed the separation of Brighthouse and retained 19.2% of Brighthouse
Financial, Inc. common stock outstanding. In June 2018, MetLife, Inc. sold its
Brighthouse Financial, Inc. common stock and Brighthouse was no longer considered a related party.

                                    MLIC-50

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

5. Reinsurance (continued)

   Information regarding the significant effects of affiliated reinsurance included on the consolidated statements of operations was as follows:

                                                                     Years Ended December 31,
                                                              -------------------------------------
                                                                  2020         2019         2018
                                                              -----------  -----------  -----------
                                                                          (In millions)
Premiums
Reinsurance assumed..........................................  $        8   $        9   $        9
Reinsurance ceded............................................        (113)        (115)        (117)
                                                              -----------  -----------  -----------
  Net premiums...............................................  $     (105)  $     (106)  $     (108)
                                                              ===========  ===========  ===========
Universal life and investment-type product policy fees
Reinsurance assumed..........................................  $        1   $        1   $       (1)
Reinsurance ceded............................................          (7)         (17)         (18)
                                                              -----------  -----------  -----------
  Net universal life and investment-type product policy fees.  $       (6)  $      (16)  $      (19)
                                                              ===========  ===========  ===========
Other revenues
Reinsurance assumed..........................................  $      (12)  $      (19)  $       --
Reinsurance ceded............................................         572          533          541
                                                              -----------  -----------  -----------
  Net other revenues.........................................  $      560   $      514   $      541
                                                              ===========  ===========  ===========
Policyholder benefits and claims
Reinsurance assumed..........................................  $        1   $        4   $       11
Reinsurance ceded............................................        (145)        (153)        (120)
                                                              -----------  -----------  -----------
  Net policyholder benefits and claims.......................  $     (144)  $     (149)  $     (109)
                                                              ===========  ===========  ===========
Interest credited to policyholder account balances
Reinsurance assumed..........................................  $       29   $       30   $       38
Reinsurance ceded............................................         (13)         (12)         (13)
                                                              -----------  -----------  -----------
  Net interest credited to policyholder account balances.....  $       16   $       18   $       25
                                                              ===========  ===========  ===========
Other expenses
Reinsurance assumed..........................................  $       --   $       --   $       10
Reinsurance ceded............................................         516          533          543
                                                              -----------  -----------  -----------
  Net other expenses.........................................  $      516   $      533   $      553
                                                              ===========  ===========  ===========

   Information regarding the significant effects of affiliated reinsurance included on the consolidated balance sheets was as follows at:

                                                                            December 31,
                                                         --------------------------------------------------
                                                                   2020                      2019
                                                         ------------------------  ------------------------
                                                           Assumed       Ceded       Assumed       Ceded
                                                         ----------- ------------  ----------- ------------
                                                                            (In millions)
Assets
Premiums, reinsurance and other receivables.............  $        1  $    12,453   $       --  $    12,584
Deferred policy acquisition costs and value of business
 acquired...............................................          --         (145)          --         (160)
                                                         ----------- ------------  ----------- ------------
  Total assets..........................................  $        1  $    12,308   $       --  $    12,424
                                                         =========== ============  =========== ============
Liabilities
Future policy benefits..................................  $       48  $       (14)  $       55  $        (6)
Policyholder account balances...........................         123           --          131           --
Other policy-related balances...........................           1            5            1            9
Other liabilities.......................................         864       12,816          824       12,695
                                                         ----------- ------------  ----------- ------------
  Total liabilities.....................................  $    1,036  $    12,807   $    1,011  $    12,698
                                                         =========== ============  =========== ============

                                    MLIC-51

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

5. Reinsurance (continued)

  The Company ceded two blocks of business to an affiliate on a 75% coinsurance with funds withheld basis. Certain contractual features of these agreements qualify as embedded derivatives, which are separately accounted for at estimated fair value on the Company's consolidated balance sheets. The embedded derivatives related to the funds withheld associated with these reinsurance agreements are included within other liabilities and were $45 million and
$21 million at December 31, 2020 and 2019, respectively. Net derivative gains
(losses) associated with these embedded derivatives were ($24) million,
($17) million and $12 million for the years ended December 31, 2020, 2019 and
2018, respectively.

  Certain contractual features of the closed block agreement with MRC create an embedded derivative, which is separately accounted for at estimated fair value on the Company's consolidated balance sheets. The embedded derivative related to the funds withheld associated with this reinsurance agreement is included within other liabilities and was $1.4 billion and $996 million at December 31,
2020 and 2019, respectively. Net derivative gains (losses) associated with the embedded derivative were ($387) million, ($535) million and $421 million for the years ended December 31, 2020, 2019 and 2018, respectively.

  The Company has secured certain reinsurance recoverable balances with various forms of collateral, including secured trusts, funds withheld accounts and irrevocable letters of credit. The Company had $606 million and $528 million of unsecured affiliated reinsurance recoverable balances at December 31, 2020 and
2019, respectively.

  Affiliated reinsurance agreements that do not expose the Company to a reasonable possibility of a significant loss from insurance risk are recorded using the deposit method of accounting. The deposit assets on affiliated reinsurance were $11.0 billion and $11.2 billion at December 31, 2020 and 2019, respectively. The deposit liabilities on affiliated reinsurance were
$863 million and $821 million at December 31, 2020 and 2019, respectively.

6. Closed Block

  On April 7, 2000 (the "Demutualization Date"), Metropolitan Life Insurance
Company converted from a mutual life insurance company to a stock life insurance company and became a wholly-owned subsidiary of MetLife, Inc. The conversion was pursuant to an order by the New York Superintendent of Insurance approving Metropolitan Life Insurance Company's plan of reorganization, as amended (the "Plan of Reorganization"). On the Demutualization Date,
Metropolitan Life Insurance Company established a closed block for the benefit of holders of certain individual life insurance policies of Metropolitan Life
Insurance Company. Assets have been allocated to the closed block in an amount that has been determined to produce cash flows which, together with anticipated revenues from the policies included in the closed block, are reasonably expected to be sufficient to support obligations and liabilities relating to these policies, including, but not limited to, provisions for the payment of claims and certain expenses and taxes, and to provide for the continuation of policyholder dividend scales in effect for 1999, if the experience underlying such dividend scales continues, and for appropriate adjustments in such scales if the experience changes. At least annually, the Company compares actual and projected experience against the experience assumed in the then-current dividend scales. Dividend scales are adjusted periodically to give effect to changes in experience.

  The closed block assets, the cash flows generated by the closed block assets and the anticipated revenues from the policies in the closed block will benefit only the holders of the policies in the closed block. To the extent that, over time, cash flows from the assets allocated to the closed block and claims and other experience related to the closed block are, in the aggregate, more or less favorable than what was assumed when the closed block was established, total dividends paid to closed block policyholders in the future may be greater than or less than the total dividends that would have been paid to these policyholders if the policyholder dividend scales in effect for 1999 had been continued. Any cash flows in excess of amounts assumed will be available for distribution over time to closed block policyholders and will not be available to stockholders. If the closed block has insufficient funds to make guaranteed policy benefit payments, such payments will be made from assets outside of the closed block. The closed block will continue in effect as long as any policy in the closed block remains in-force. The expected life of the closed block is over 100 years from the Demutualization Date.

  The Company uses the same accounting principles to account for the participating policies included in the closed block as it used prior to the
Demutualization Date. However, the Company establishes a policyholder dividend obligation for earnings that will be paid to policyholders as additional dividends as described below. The excess of closed block liabilities over closed block assets at the Demutualization Date (adjusted to eliminate the impact of related amounts in AOCI) represents the estimated maximum future earnings from the closed block expected to result from operations, attributed net of income tax, to

                                    MLIC-52

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

6. Closed Block (continued)

the closed block. Earnings of the closed block are recognized in income over the period the policies and contracts in the closed block remain in-force.
Management believes that over time the actual cumulative earnings of the closed block will approximately equal the expected cumulative earnings due to the effect of dividend changes. If, over the period the closed block remains in existence, the actual cumulative earnings of the closed block are greater than the expected cumulative earnings of the closed block, the Company will pay the excess to closed block policyholders as additional policyholder dividends unless offset by future unfavorable experience of the closed block and, accordingly, will recognize only the expected cumulative earnings in income with the excess recorded as a policyholder dividend obligation. If over such period, the actual cumulative earnings of the closed block are less than the expected cumulative earnings of the closed block, the Company will recognize only the actual earnings in income. However, the Company may change policyholder dividend scales in the future, which would be intended to increase future actual earnings until the actual cumulative earnings equal the expected cumulative earnings.

  Experience within the closed block, in particular mortality and investment yields, as well as realized and unrealized gains and losses, directly impact the policyholder dividend obligation. Amortization of the closed block DAC, which resides outside of the closed block, is based upon cumulative actual and expected earnings within the closed block. Accordingly, the Company's net income continues to be sensitive to the actual performance of the closed block.

  Closed block assets, liabilities, revenues and expenses are combined on a line-by-line basis with the assets, liabilities, revenues and expenses outside the closed block based on the nature of the particular item.

                                    MLIC-53

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

6. Closed Block (continued)

   Information regarding the closed block liabilities and assets designated to the closed block was as follows at:

                                                                                             December 31,
                                                                                     ----------------------------
                                                                                          2020           2019
                                                                                     -------------  -------------
                                                                                             (In millions)
Closed Block Liabilities
Future policy benefits.............................................................. $      38,758  $      39,379
Other policy-related balances.......................................................           321            423
Policyholder dividends payable......................................................           337            432
Policyholder dividend obligation....................................................         2,969          2,020
Deferred income tax liability.......................................................           130             79
Other liabilities...................................................................           172             81
                                                                                     -------------  -------------
  Total closed block liabilities....................................................        42,687         42,414
                                                                                     -------------  -------------
Assets Designated to the Closed Block
Investments:
Fixed maturity securities available-for-sale, at estimated fair value...............        27,186         25,977
Mortgage loans......................................................................         6,807          7,052
Policy loans........................................................................         4,355          4,489
Real estate and real estate joint ventures..........................................           559            544
Other invested assets...............................................................           492            416
                                                                                     -------------  -------------
  Total investments.................................................................        39,399         38,478
Cash and cash equivalents...........................................................            --            448
Accrued investment income...........................................................           402            419
Premiums, reinsurance and other receivables.........................................            50             75
Current income tax recoverable......................................................            28             91
                                                                                     -------------  -------------
  Total assets designated to the closed block.......................................        39,879         39,511
                                                                                     -------------  -------------
  Excess of closed block liabilities over assets designated to the closed block.....         2,808          2,903
                                                                                     -------------  -------------
AOCI:
Unrealized investment gains (losses), net of income tax.............................         3,524          2,453
Unrealized gains (losses) on derivatives, net of income tax.........................            23             97
Allocated to policyholder dividend obligation, net of income tax....................        (2,346)        (1,596)
                                                                                     -------------  -------------
  Total amounts included in AOCI....................................................         1,201            954
                                                                                     -------------  -------------
  Maximum future earnings to be recognized from closed block assets and liabilities. $       4,009  $       3,857
                                                                                     =============  =============

   Information regarding the closed block policyholder dividend obligation was as follows:

                                                     Years Ended December 31,
                                              --------------------------------------
                                                  2020          2019         2018
                                              ------------- ------------- ----------
                                                           (In millions)
Balance at January 1,........................  $      2,020  $        428  $   2,121
Change in unrealized investment and
 derivative gains (losses)...................           949         1,592     (1,693)
                                              ------------- ------------- ----------
Balance at December 31,......................  $      2,969  $      2,020  $     428
                                              ============= ============= ==========

                                    MLIC-54

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

6. Closed Block (continued)

   Information regarding the closed block revenues and expenses was as follows:

                                                      Years Ended December 31,
                                              ----------------------------------------
                                                  2020          2019          2018
                                              ------------  ------------  ------------
                                                            (In millions)
Revenues
Premiums..................................... $      1,498  $      1,580  $      1,672
Net investment income........................        1,596         1,740         1,758
Net investment gains (losses)................          (25)           (7)          (71)
Net derivative gains (losses)................          (17)           12            22
                                              ------------  ------------  ------------
 Total revenues..............................        3,052         3,325         3,381
                                              ------------  ------------  ------------
Expenses
Policyholder benefits and claims.............        2,330         2,291         2,475
Policyholder dividends.......................          791           924           968
Other expenses...............................          104           111           117
                                              ------------  ------------  ------------
 Total expenses..............................        3,225         3,326         3,560
                                              ------------  ------------  ------------
 Revenues, net of expenses before provision
   for income tax expense (benefit)..........         (173)           (1)         (179)
Provision for income tax expense (benefit)...          (36)           (2)          (39)
                                              ------------  ------------  ------------
 Revenues, net of expenses and provision for
   income tax expense (benefit).............. $       (137) $          1  $       (140)
                                              ============  ============  ============

  Metropolitan Life Insurance Company charges the closed block with federal income taxes, state and local premium taxes and other state or local taxes, as well as investment management expenses relating to the closed block as provided in the Plan of Reorganization. Metropolitan Life Insurance Company also charges the closed block for expenses of maintaining the policies included in the closed block.

7. Investments

  See Note 9 for information about the fair value hierarchy for investments and the related valuation methodologies.

Investment Risks and Uncertainties

  Investments are exposed to the following primary sources of risk: credit, interest rate, liquidity, market valuation, currency and real estate risk. The financial statement risks, stemming from such investment risks, are those associated with the determination of estimated fair values, the diminished ability to sell certain investments in times of strained market conditions, the recognition of ACL and impairments, the recognition of income on certain investments and the potential consolidation of VIEs. The use of different methodologies, assumptions and inputs relating to these financial statement risks may have a material effect on the amounts presented within the consolidated financial statements.

  The determination of ACL and impairments is highly subjective and is based upon quarterly evaluations and assessments of known and inherent risks associated with the respective asset class. Such evaluations and assessments are revised as conditions change and new information becomes available.

  The recognition of income on certain investments (e.g. structured securities, including mortgage-backed securities, asset-backed securities ("ABS"), certain structured investment transactions and FVO Securities) is dependent upon certain factors such as prepayments and defaults, and changes in such factors could result in changes in amounts to be earned.

Fixed Maturity Securities AFS

  Fixed Maturity Securities AFS by Sector

    The following table presents the fixed maturity securities AFS by sector.
  U.S. corporate and foreign corporate sectors include redeemable preferred stock. RMBS includes agency, prime, alternative and sub-prime mortgage-backed securities. ABS includes securities collateralized by corporate loans and consumer loans. Municipals includes taxable and tax-exempt

                                    MLIC-55

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

7. Investments (continued)

  revenue bonds and, to a much lesser extent, general obligations of states, municipalities and political subdivisions. Commercial mortgage-backed securities ("CMBS") primarily includes securities collateralized by multiple commercial mortgage loans. RMBS, ABS and CMBS are, collectively, "Structured
  Products." In accordance with new credit loss guidance adopted January 1,
  2020, securities that incurred a credit loss after December 31, 2019 and were still held as of December 31, 2020, are presented net of ACL. In accordance with previous guidance, both the temporary loss and OTTI loss are presented for securities that were in an unrealized loss position as of December 31,
  2019.

                                     December 31, 2020                                 December 31, 2019
                      ------------------------------------------------ -------------------------------------------------
                                      Gross Unrealized                                 Gross Unrealized
                                ---------------------------- Estimated           ----------------------------  Estimated
                      Amortized                                Fair    Amortized          Temporary    OTTI      Fair
                        Cost      ACL      Gains     Losses    Value     Cost     Gains    Losses   Losses (1)   Value
                      --------- -------  ---------- -------- --------- --------- -------- --------- ---------- ---------
                                                                (In millions)
U.S. corporate....... $  50,989 $   (43) $    9,618 $    155 $  60,409 $  52,446 $  6,236  $   223   $    --   $  58,459
Foreign corporate....    28,093      (8)      4,478      284    32,279    28,421    2,397      517        --      30,301
U.S. government and
 agency..............    24,620      --       6,178       27    30,771    25,568    3,706       26        --      29,248
RMBS.................    22,552      --       1,706       32    24,226    21,476    1,324       59       (32)     22,773
ABS..................    12,456      --         169       50    12,575    10,215       47       61        --      10,201
Municipals...........     6,888      --       2,096        1     8,983     6,419    1,450       13        --       7,856
CMBS.................     6,503      --         381       55     6,829     5,523      214       17        --       5,720
Foreign government...     4,322      --         978       32     5,268     4,329      724       47        --       5,006
                      --------- -------  ---------- -------- --------- --------- --------  -------   -------   ---------
 Total fixed
   maturity
   securities AFS.... $ 156,423 $  (51)  $   25,604 $    636 $ 181,340 $ 154,397 $ 16,098  $   963   $  (32)   $ 169,564
                      ========= =======  ========== ======== ========= ========= ========  =======   =======   =========
-------------

(1) Noncredit OTTI losses included in AOCI in an unrealized gain position are due to increases in estimated fair value subsequent to initial recognition of noncredit losses on such securities. See also "-- Net Unrealized
    Investment Gains (Losses)."

  Methodology for Amortization of Premium and Accretion of Discount on
Structured Products

    Amortization of premium and accretion of discount on Structured Products considers the estimated timing and amount of prepayments of the underlying loans. Actual prepayment experience is periodically reviewed and effective yields are recalculated when differences arise between the originally anticipated and the actual prepayments received and currently anticipated.
  Prepayment assumptions for Structured Products are estimated using inputs obtained from third-party specialists and based on management's knowledge of the current market. For credit-sensitive and certain prepayment-sensitive
  Structured Products, the effective yield is recalculated on a prospective basis. For all other Structured Products, the effective yield is recalculated on a retrospective basis.

  Maturities of Fixed Maturity Securities AFS

    The amortized cost, net of ACL, and estimated fair value of fixed maturity securities AFS, by contractual maturity date, were as follows at December 31,
  2020:

                                                       Due After Five
                                         Due After One     Years                                 Total Fixed
                             Due in One  Year Through   Through Ten   Due After Ten Structured     Maturity
                            Year or Less  Five Years       Years          Years      Products   Securities AFS
                            ------------ ------------- -------------- ------------- ----------- --------------
                                                              (In millions)
Amortized cost, net of ACL.  $    7,763   $    22,891   $    26,776    $    57,431  $    41,511  $    156,372
Estimated fair value.......  $    7,762   $    24,207   $    30,874    $    74,867  $    43,630  $    181,340

    Actual maturities may differ from contractual maturities due to the exercise of call or prepayment options. Fixed maturity securities AFS not due at a single maturity date have been presented in the year of final contractual maturity. Structured Products are shown separately, as they are not due at a single maturity.

  Continuous Gross Unrealized Losses for Fixed Maturity Securities AFS by Sector

    The following table presents the estimated fair value and gross unrealized losses of fixed maturity securities AFS in an unrealized loss position by sector and aggregated by length of time that the securities have been in a continuous unrealized

                                    MLIC-56

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

7. Investments (continued)

  loss position. Included in the table below are securities without an ACL as of December 31, 2020, in accordance with new credit loss guidance adopted
  January 1, 2020. Also included in the table below are all securities in an unrealized loss position as of December 31, 2019, in accordance with previous guidance.

                                                December 31, 2020                          December 31, 2019
                                    ------------------------------------------ ------------------------------------------
                                                          Equal to or Greater                        Equal to or Greater
                                     Less than 12 Months     than 12 Months     Less than 12 Months     than 12 Months
                                    --------------------- -------------------- --------------------- --------------------
                                    Estimated    Gross    Estimated   Gross    Estimated    Gross    Estimated   Gross
                                      Fair     Unrealized   Fair    Unrealized   Fair     Unrealized   Fair    Unrealized
                                      Value      Losses     Value     Losses     Value      Losses     Value     Losses
                                    ---------- ---------- --------- ---------- ---------- ---------- --------- ----------
                                                                    (Dollars in millions)
U.S. corporate..................... $    2,351  $   112   $     230  $    36   $    2,036  $    77   $   1,304  $   146
Foreign corporate..................      2,431      225          34       59        1,368       93       3,499      424
U.S. government and agency.........      1,686       27          --       --        1,552       26          29       --
RMBS...............................      1,119       20         128       12        1,479       15         524       12
ABS................................      2,561       18       2,233       32        2,428       13       3,778       48
Municipals.........................         51        1          --       --          508       13           1       --
CMBS...............................      1,110       41         306       14          857        5         212       12
Foreign government.................        110        6         115       27          149        6         215       41
                                    ----------  -------   ---------  -------   ----------  -------   ---------  -------
  Total fixed maturity securities
   AFS............................. $   11,419  $   450   $   3,046  $   180   $   10,377  $   248   $   9,562  $   683
                                    ==========  =======   =========  =======   ==========  =======   =========  =======
Investment grade................... $    9,012  $   297   $   2,841  $   158   $    9,288  $   190   $   8,233  $   530
Below investment grade.............      2,407      153         205       22        1,089       58       1,329      153
                                    ----------  -------   ---------  -------   ----------  -------   ---------  -------
  Total fixed maturity securities
   AFS............................. $   11,419  $   450   $   3,046  $   180   $   10,377  $   248   $   9,562  $   683
                                    ==========  =======   =========  =======   ==========  =======   =========  =======
Total number of securities in an
 unrealized loss position..........        984                  385                 1,059                  802
                                    ==========            =========            ==========            =========

  Evaluation of Fixed Maturity Securities AFS for Credit Loss

   Evaluation and Measurement Methodologies

     Management considers a wide range of factors about the security issuer and uses its best judgment in evaluating the cause of the decline in the estimated fair value of the security and in assessing the prospects for near-term recovery. Inherent in management's evaluation of the security are assumptions and estimates about the operations of the issuer and its future earnings potential. Considerations used in the credit loss evaluation process include, but are not limited to:(i) the extent to which the estimated fair value has been below amortized cost, (ii) adverse conditions specifically related to a security, an industry sector or sub-sector, or an economically depressed geographic area, adverse change in the financial condition of the issuer of the security, changes in technology, discontinuance of a segment of the business that may affect future earnings, and changes in the quality of credit enhancement, (iii) payment structure of the security and likelihood of the issuer being able to make payments,
   (iv) failure of the issuer to make scheduled interest and principal payments, (v) whether the issuer, or series of issuers or an industry has suffered a catastrophic loss or has exhausted natural resources,
   (vi) whether the Company has the intent to sell or will more likely than not be required to sell a particular security before the decline in estimated fair value below amortized cost recovers, (vii) with respect to Structured
   Products, changes in forecasted cash flows after considering the changes in the financial condition of the underlying loan obligors and quality of underlying collateral, expected prepayment speeds, current and forecasted loss severity, consideration of the payment terms of the underlying assets backing a particular security, and the payment priority within the tranche structure of the security, (viii) changes in the rating of the security by a rating agency, and (ix) other subjective factors, including concentrations and information obtained from regulators.

     The methodology and significant inputs used to determine the amount of credit loss are as follows:

  .   The Company calculates the recovery value by performing a discounted cash flow analysis based on the present value of future cash flows. The discount rate is generally the effective interest rate of the security at the time of purchase for fixed-rate securities and the spot rate at the date of evaluation of credit loss for floating-rate securities.

  .   When determining collectability and the period over which value is expected to recover, the Company applies considerations utilized in its overall credit loss evaluation process which incorporates information regarding the

                                    MLIC-57

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

7. Investments (continued)

      specific security, fundamentals of the industry and geographic area in which the security issuer operates, and overall macroeconomic conditions.
      Projected future cash flows are estimated using assumptions derived from management's single best estimate, the most likely outcome in a range of possible outcomes, after giving consideration to a variety of variables that include, but are not limited to: payment terms of the security; the likelihood that the issuer can service the interest and principal payments; the quality and amount of any credit enhancements; the security's position within the capital structure of the issuer; possible corporate restructurings or asset sales by the issuer; any private and public sector programs to restructure foreign government securities and municipals; and changes to the rating of the security or the issuer by rating agencies.

  .   Additional considerations are made when assessing the unique features that apply to certain Structured Products including, but not limited to:
      the quality of underlying collateral, historical performance of the underlying loan obligors, historical rent and vacancy levels, changes in the financial condition of the underlying loan obligors, expected prepayment speeds, current and forecasted loss severity, consideration of the payment terms of the underlying loans or assets backing a particular security, changes in the quality of credit enhancement and the payment priority within the tranche structure of the security.

     With respect to securities that have attributes of debt and equity
   ("perpetual hybrid securities"), consideration is given in the credit loss analysis as to whether there has been any deterioration in the credit of the issuer and the likelihood of recovery in value of the securities that are in a severe unrealized loss position. Consideration is also given as to whether any perpetual hybrid securities with an unrealized loss, regardless of credit rating, have deferred any dividend payments.

     After the adoption of new credit loss guidance on January 1, 2020, in periods subsequent to the recognition of an initial ACL on a security, the
   Company reassesses credit loss quarterly. Subsequent increases or decreases in the expected cash flow from the security result in corresponding decreases or increases in the ACL which are recorded within net investment gains (losses); however, the previously recorded ACL is not reduced to an amount below zero. Full or partial write-offs are deducted from the ACL in the period the security, or a portion thereof, is considered uncollectible.
   Recoveries of amounts previously written off are recorded to the ACL in the period received. When the Company has the intent to sell the security or it is more likely than not that the Company will be required to sell the security before recovery of its amortized cost, any ACL is written off and the amortized cost is written down to estimated fair value through a charge within net investment gains (losses), which becomes the new amortized cost of the security.

     In accordance with the previous guidance, methodologies to evaluate the recoverability of a security in an unrealized loss position were similar, except: (i) the length of time estimated fair value had been below amortized cost was considered for securities, and (ii) for non-functional currency denominated securities, the impact from weakening non-functional currencies on securities that were near maturity was considered in the evaluation. In addition, measurement methodologies were similar, except: (i) a fair value floor was not utilized to limit the credit loss recognized, (ii) the amortized cost of securities was adjusted for the OTTI to the expected recoverable amount and an ACL was not utilized, (iii) subsequent to a credit loss being recognized, increases in expected cash flows from the security did not result in an immediate increase in valuation recognized in earnings through net investment gains (losses) from reduction of the ACL instead such increases in value were recorded as unrealized gains in OCI, and (iv) in periods subsequent to the recognition of OTTI on a security, the Company accounted for the impaired security as if it had been purchased on the measurement date of the impairment; accordingly, the discount (or reduced premium) based on the new cost basis was accreted over the remaining term of the security in a prospective manner based on the amount and timing of estimated future cash flows.

  Evaluation of Fixed Maturity Securities AFS in an Unrealized Loss Position

     Gross unrealized losses on securities without an ACL decreased
   $301 million for the year ended December 31, 2020 to $630 million primarily due to decreases in interest rates and movement in foreign currency exchange rates, partially offset by widening credit spreads.

     Gross unrealized losses on securities without an ACL that have been in a continuous gross unrealized loss position for 12 months or greater were
   $180 million at December 31, 2020, or 29% of the total gross unrealized losses on securities without an ACL.

                                    MLIC-58

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

7. Investments (continued)

   Investment Grade Fixed Maturity Securities AFS

     Of the $180 million of gross unrealized losses on securities without an
   ACL that have been in a continuous gross unrealized loss position for 12 months or greater, $158 million, or 88%, were related to 337 investment grade securities. Unrealized losses on investment grade securities are principally related to widening credit spreads since purchase and, with respect to fixed-rate securities, rising interest rates since purchase.

   Below Investment Grade Fixed Maturity Securities AFS

     Of the $180 million of gross unrealized losses on securities without an
   ACL that have been in a continuous gross unrealized loss position for 12 months or greater, $22 million, or 12%, were related to 48 below investment grade securities. Unrealized losses on below investment grade securities are principally related to U.S. and foreign corporate securities (primarily industrial and consumer), ABS and CMBS and are the result of significantly wider credit spreads resulting from higher risk premiums since purchase, largely due to economic and market uncertainty, as well as with respect to fixed-rate securities, rising interest rates since purchase. Management evaluates U.S. corporate and foreign corporate securities based on factors such as expected cash flows, financial condition and near-term and long-term prospects of the issuers. Management evaluates ABS and CMBS based on actual and projected cash flows after considering the quality of underlying collateral, credit enhancements, expected prepayment speeds, current and forecasted loss severity, the payment terms of the underlying assets backing a particular security and the payment priority within the tranche structure of the security.

   Current Period Evaluation

     At December 31, 2020, with respect to securities in an unrealized loss position without an ACL, the Company did not intend to sell these securities, and it was not more likely than not that the Company would be required to sell these securities before the anticipated recovery of the remaining amortized cost. Based on the Company's current evaluation of its securities in an unrealized loss position without an ACL, the Company concluded that these securities had not incurred a credit loss and should not have an ACL at December 31, 2020.

     Future provisions for credit loss will depend primarily on economic fundamentals, issuer performance (including changes in the present value of future cash flows expected to be collected), changes in credit ratings and collateral valuation.

   Rollforward of Allowance for Credit Loss for Fixed Maturity Securities AFS
   By Sector

     The rollforward of ACL for fixed maturity securities AFS by sector for the year ended December 31, 2020 is as follows:

                                                              U.S.      Foreign     Foreign
                                                            Corporate  Government  Corporate     RMBS        Total
                                                           ----------  ----------  ---------  ----------  ----------
                                                                                 (In millions)
Balance at January 1,.....................................  $      --   $      --   $     --   $      --   $      --
Additions:
ACL not previously recorded...............................         74           6          9           2          91
Changes for securities with previously recorded
 ACL......................................................         (2)         --         (1)         (2)         (5)
Reductions:
Securities sold or exchanged..............................        (28)         (6)        --          --         (34)
Securities intended/required to be sold prior to recovery
 of amortized cost basis..................................         (1)         --         --          --          (1)
                                                           ----------  ----------  ---------  ----------  ----------
Balance at December 31,...................................  $      43   $      --   $      8   $      --   $      51
                                                           ==========  ==========  =========  ==========  ==========

                                    MLIC-59

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

7. Investments (continued)

Mortgage Loans

  Mortgage Loans by Portfolio Segment

    Mortgage loans are summarized as follows at:

                                                                December 31,
                                                 -------------------------------------------
                                                         2020                  2019
                                                 -------------------- ----------------------
                                                 Carrying    % of      Carrying     % of
Portfolio Segment                                 Value      Total      Value       Total
-----------------                                --------- ---------- ----------- ----------
                                                            (Dollars in millions)
Mortgage loans:
Commercial...................................... $  38,528      58.0% $    37,311      56.9%
Agricultural....................................    16,426       24.7      15,705       23.9
Residential.....................................    11,803       17.8      12,575       19.2
                                                 --------- ---------- ----------- ----------
  Total amortized cost..........................    66,757      100.5      65,591      100.0
Allowance for credit loss.......................     (517)      (0.8)       (289)      (0.4)
                                                 --------- ---------- ----------- ----------
Subtotal mortgage loans, net....................    66,240       99.7      65,302       99.6
Residential -- FVO..............................       165        0.3         188        0.3
                                                 --------- ---------- ----------- ----------
  Total mortgage loans held-for-investment, net.    66,405      100.0      65,490       99.9
Mortgage loans held-for-sale....................        --         --          59        0.1
                                                 --------- ---------- ----------- ----------
  Total mortgage loans, net..................... $  66,405     100.0% $    65,549     100.0%
                                                 ========= ========== =========== ==========

    The Company elects the FVO for certain residential mortgage loans that are managed on a total return basis. See Note 9 for further information.

    The amount of net discounts, included within total amortized cost, primarily attributable to residential mortgage loans was $924 million and
  $852 million at December 31, 2020 and 2019, respectively. The accrued interest income excluded from total amortized cost for commercial, agricultural and residential mortgage loans at December 31, 2020 and 2019 was
  $164 million and $155 million; $158 million and $176 million; and
  $101 million and $89 million, respectively.

    Purchases of mortgage loans, primarily residential, were $2.8 billion,
  $4.0 billion and $3.4 billion for the years ended December 31, 2020, 2019 and
  2018, respectively.

    The Company originates and acquires unaffiliated mortgage loans and simultaneously sells a portion to affiliates under master participation agreements. The aggregate amount of mortgage loan participation interests in unaffiliated mortgage loans sold by the Company to affiliates for the years ended December 31, 2020, 2019 and 2018 was $59 million, $100 million and
  $1.5 billion, respectively. In connection with the mortgage loan participations, the Company collected mortgage loan principal and interest payments from unaffiliated borrowers on behalf of affiliates and remitted such receipts to the affiliates in the amount of $540 million, $951 million and $1.5 billion for the years ended December 31, 2020, 2019 and 2018, respectively.

    The Company purchases mortgage loan participation interests under a master participation agreement from an affiliate, simultaneously with the affiliate's origination or acquisition of mortgage loans. The aggregate amount of mortgage loan participation interests purchased by the Company from such affiliate for the years ended December 31, 2020, 2019 and 2018 was
  $3.8 billion and $4.1 billion and $3.7 billion, respectively. In connection with the mortgage loan participations, the affiliate collected mortgage loan principal and interest payments on the Company's behalf and the affiliate remitted such payments to the Company in the amount of $696 million,
  $403 million and $119 million for the years ended December 31, 2020, 2019 and
  2018, respectively.

                                    MLIC-60

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

7. Investments (continued)

  Allowance for Credit Loss Rollforward by Portfolio Segment

    The changes in the ACL, by portfolio segment, were as follows:

                                                                                     For the Years Ended December 31,
                                    ---------------------------------------------------------------------------------------
                                                       2020                                        2019
                                    ------------------------------------------  ------------------------------------------
                                    Commercial Agricultural Residential  Total  Commercial Agricultural Residential  Total
                                    ---------- ------------ ----------- ------  ---------- ------------ ----------- ------
                                                                                               (In millions)
Balance at January 1,                 $  186      $  49       $   54    $  289    $  190      $  44        $  57    $  291
Provision (release)................      100         18           27       145        (4)        10            7        13
Adoption of new credit loss
 guidance..........................      (87)        32          154        99        --         --           --        --
Initial credit losses on PCD
 loans (1).........................       --         --           18        18        --         --           --        --
Charge-offs, net of recoveries.....       --         (2)         (32)      (34)       --         (5)         (10)      (15)
                                      ------      -----       ------    ------    ------      -----        -----    ------
Balance at December 31,............   $  199      $  97       $  221    $  517    $  186      $  49        $  54    $  289
                                      ======      =====       ======    ======    ======      =====        =====    ======

                                    -------------------------------------------
                                                       2018
                                    ------------------------------------------
                                    Commercial Agricultural Residential  Total
                                    ---------- ------------ ----------- ------

Balance at January 1,                 $  173      $  40        $  58    $  271
Provision (release)................       17          4            7        28
Adoption of new credit loss
 guidance..........................       --         --           --        --
Initial credit losses on PCD
 loans (1).........................       --         --           --        --
Charge-offs, net of recoveries.....       --         --           (8)       (8)
                                      ------      -----        -----    ------
Balance at December 31,............   $  190      $  44        $  57    $  291
                                      ======      =====        =====    ======
-------------

(1) Represents the initial credit losses on purchased mortgage loans accounted for as purchased financial assets with credit deterioration ("PCD").

   Allowance for Credit Loss Methodology

     After the adoption of new credit loss guidance on January 1, 2020, the
   Company records an allowance for expected lifetime credit loss in an amount that represents the portion of the amortized cost basis of mortgage loans that the Company does not expect to collect, resulting in mortgage loans being presented at the net amount expected to be collected. In determining the Company's ACL, management: (i) pools mortgage loans that share similar risk characteristics, (ii) considers expected lifetime credit loss over the contractual term of its mortgage loans adjusted for expected prepayments and any extensions, and (iii) considers past events and current and forecasted economic conditions. Each of the Company's commercial, agricultural and residential mortgage loan portfolio segments are evaluated separately. The
   ACL is calculated for each mortgage loan portfolio segment based on inputs unique to each loan portfolio segment. On a quarterly basis, mortgage loans within a portfolio segment that share similar risk characteristics, such as internal risk ratings or consumer credit scores, are pooled for calculation of ACL. On an ongoing basis, mortgage loans with dissimilar risk characteristics (i.e., loans with significant declines in credit quality), collateral dependent mortgage loans (i.e., when the borrower is experiencing financial difficulty, including when foreclosure is reasonably possible or probable) and reasonably expected troubled debt restructurings ("TDRs")
   (i.e., the Company grants concessions to borrower that is experiencing financial difficulties) are evaluated individually for credit loss. The ACL for loans evaluated individually are established using the same methodologies for all three portfolio segments. For example, the ACL for a collateral dependent loan is established as the excess of amortized cost over the estimated fair value of the loan's underlying collateral, less selling cost when foreclosure is probable. Accordingly, the change in the estimated fair value of collateral dependent loans, which are evaluated individually for credit loss, is recorded as a change in the ACL which is recorded on a quarterly basis as a charge or credit to earnings in net investment gains (losses).

     In accordance with the previous guidance, evaluation and measurement methodologies in determining the ACL were similar, except: (i) credit loss was recognized when incurred (when it was probable, based on current information and events, that all amounts due under the loan agreement would not be collected), (ii) pooling of loans with similar risk characteristics was permitted, but not required, (iii) forecasts of economic conditions were not considered in the evaluation, (iv) measurement of the expected lifetime credit loss over the contractual term, or expected term, was not considered in the measurement, and (v) the credit loss for loans evaluated individually could also be determined using either discounted cash flows using the loans'
   original effective interest rate or observable market prices.

                                    MLIC-61

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

7. Investments (continued)

   Commercial and Agricultural Mortgage Loan Portfolio Segments

     Commercial and agricultural mortgage loan ACL are calculated in a similar manner. Within each loan portfolio segment, commercial and agricultural, loans are pooled by internal risk rating. Estimated lifetime loss rates, which vary by internal risk rating, are applied to the amortized cost of each loan, excluding accrued investment income, on a quarterly basis to develop the ACL. Internal risk ratings are based on an assessment of the loan's credit quality, which can change over time. The estimated lifetime loss rates are based on several loan portfolio segment-specific factors, including (i) the Company's experience with defaults and loss severity,
   (ii) expected default and loss severity over the forecast period,
   (iii) current and forecasted economic conditions including growth, inflation, interest rates and unemployment levels, (iv) loan specific characteristics including loan-to-value ("LTV") ratios, and (v) internal risk ratings. These evaluations are revised as conditions change and new information becomes available. The Company uses its several decades of historical default and loss severity experience which capture multiple economic cycles. The Company uses a forecast of economic assumptions for a two-year period for most of its commercial and agricultural mortgage loans, while a one-year period is used for loans originated in certain markets.
   After the applicable forecast period, the Company reverts to its historical loss experience using a straight-line basis over two years. For evaluations of commercial mortgage loans, in addition to historical experience, management considers factors that include the impact of a rapid change to the economy, which may not be reflected in the loan portfolio, recent loss and recovery trend experience as compared to historical loss and recovery experience, and loan specific characteristics including debt service coverage ratios ("DSCR"). In estimating expected lifetime credit loss over the term of its commercial mortgage loans, the Company adjusts for expected prepayment and extension experience during the forecast period using historical prepayment and extension experience considering the expected position in the economic cycle and the loan profile (i.e., floating rate, shorter-term fixed rate and longer-term fixed rate) and after the forecast period using long-term historical prepayment experience. For evaluations of agricultural mortgage loans, in addition to historical experience, management considers factors that include increased stress in certain sectors, which may be evidenced by higher delinquency rates, or a change in the number of higher risk loans. In estimating expected lifetime credit loss over the term of its agricultural mortgage loans, the Company's experience is much less sensitive to the position in the economic cycle and by loan profile; accordingly, historical prepayment experience is used, while extension terms are not prevalent with the Company's agricultural mortgage loans.

     Commercial mortgage loans are reviewed on an ongoing basis, which review includes, but is not limited to, an analysis of the property financial statements and rent roll, lease rollover analysis, property inspections, market analysis, estimated valuations of the underlying collateral, LTV ratios, DSCR and tenant creditworthiness. The monitoring process focuses on higher risk loans, which include those that are classified as restructured, delinquent or in foreclosure, as well as loans with higher LTV ratios and lower DSCR. Agricultural mortgage loans are reviewed on an ongoing basis, which review includes, but is not limited to, property inspections, market analysis, estimated valuations of the underlying collateral, LTV ratios and borrower creditworthiness, as well as reviews on a geographic and property-type basis. The monitoring process for agricultural mortgage loans also focuses on higher risk loans.

     For commercial mortgage loans, the primary credit quality indicator is the
   DSCR, which compares a property's net operating income to amounts needed to service the principal and interest due under the loan. Generally, the lower the DSCR, the higher the risk of experiencing a credit loss. The Company also reviews the LTV ratio of its commercial mortgage loan portfolio. LTV ratios compare the unpaid principal balance of the loan to the estimated fair value of the underlying collateral. Generally, the higher the LTV ratio, the higher the risk of experiencing a credit loss. The DSCR and the values utilized in calculating the ratio are updated routinely. In addition, the LTV ratio is routinely updated for all but the lowest risk loans as part of the Company's ongoing review of its commercial mortgage loan portfolio.

     For agricultural mortgage loans, the Company's primary credit quality indicator is the LTV ratio. The values utilized in calculating this ratio are developed in connection with the ongoing review of the agricultural mortgage loan portfolio and are routinely updated.

     Commitments to lend: After loans are approved, the Company makes commitments to lend and, typically, borrowers draw down on some or all of the commitments. The timing of mortgage loan funding is based on the commitment expiration dates. A liability for credit loss for unfunded commercial and agricultural mortgage loan commitments is recorded within net investment gains (losses). The liability is based on estimated lifetime loss rates as described above and the amount of the outstanding commitments, which for lines of credit, considers estimated utilization rates. When the commitment is funded or expires, the liability is adjusted accordingly.

                                    MLIC-62

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

7. Investments (continued)

   Residential Mortgage Loan Portfolio Segment

     The Company's residential mortgage loan portfolio is comprised primarily of purchased closed end, amortizing residential mortgage loans, including both performing loans purchased within 12 months of origination and reperforming loans purchased after they have been performing for at least 12 months post-modification. Residential mortgage loans are pooled by loan type
   (i.e., new origination and reperforming) and pooled by similar risk profiles
   (including consumer credit score and LTV ratios). Estimated lifetime loss rates, which vary by loan type and risk profile, are applied to the amortized cost of each loan excluding accrued investment income on a quarterly basis to develop the ACL. The estimated lifetime loss rates are based on several factors, including (i) industry historical experience and expected results over the forecast period for defaults, (ii) loss severity,
   (iii) prepayment rates, (iv) current and forecasted economic conditions including growth, inflation, interest rates and unemployment levels, and
   (v) loan pool specific characteristics including consumer credit scores, LTV ratios, payment history and home prices. These evaluations are revised as conditions change and new information becomes available. The Company uses industry historical experience which captures multiple economic cycles as the Company has purchased most of its residential mortgage loans in the last five years. The Company uses a forecast of economic assumptions for a two-year period for most of its residential mortgage loans. After the applicable forecast period, the Company immediately reverts to industry historical loss experience.

     For residential mortgage loans, the Company's primary credit quality indicator is whether the loan is performing or nonperforming. The Company generally defines nonperforming residential mortgage loans as those that are
   60 or more days past due and/or in nonaccrual status which is assessed monthly. Generally, nonperforming residential mortgage loans have a higher risk of experiencing a credit loss.

  Mortgage Loan Concessions

     In response to the adverse economic impact of the COVID-19 Pandemic, during 2020 the Company granted concessions to certain of its commercial, agricultural and residential mortgage loan borrowers, including payment deferrals and other loan modifications. The Company has elected the option under the Coronavirus Aid, Relief, and Economic Security Act ("CARES Act"),
   the Consolidated Appropriations Act, 2021 and the Interagency Statement on
   Loan Modifications and Reporting for Financial Institutions Working with
   Customers Affected by the Coronavirus (Revised) ("Interagency Statement")
   issued by bank regulatory agencies, not to account for or report qualifying concessions as TDRs and not to classify such loans as either past due or nonaccrual during the payment deferral period. Additionally, in accordance with the FASB's published response to a COVID-19 Pandemic technical inquiry, the Company continues to accrue interest income on such loans that have deferred payment. The Company records an ACL on this accrued interest income.

   Commercial

     For some commercial mortgage loan borrowers (principally in the retail and hotel sectors), the Company granted concessions which were primarily interest and principal payment deferrals generally ranging from three to four months and, to a much lesser extent, maturity date extensions. Deferred commercial mortgage loan interest and principal payments were $48 million at
   December 31, 2020.

   Agricultural

     For some agricultural mortgage loan borrowers (principally in the annual crops and agribusiness sectors), the Company granted concessions which were primarily principal payment deferrals generally ranging from three to
   12 months, and covenant changes and, to a much lesser extent, maturity date extensions. Deferred agricultural mortgage loan interest and principal payments were $6 million at December 31, 2020.

   Residential

     For some residential mortgage loan borrowers, the Company granted concessions which were primarily three-month interest and principal payment deferrals. Deferred residential mortgage loan interest and principal payments were $33 million at December 31, 2020.

   Troubled Debt Restructurings

     The Company assesses loan concessions prior to the issuance of, or outside the scope of, the CARES Act, the Consolidated Appropriations Act, 2021 and
   the Interagency Statement on a case-by-case basis to evaluate whether a TDR

                                    MLIC-63

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

7. Investments (continued)

   has occurred. The Company may grant concessions to borrowers experiencing financial difficulties, which, if not significant, are not classified as
   TDRs, while more significant concessions are classified as TDRs. Generally, the types of concessions include: reduction of the contractual interest rate, extension of the maturity date at an interest rate lower than current market interest rates, and/or a reduction of accrued interest. The amount, timing and extent of the concessions granted are considered in determining any ACL recorded.

     For both years ended December 31, 2020 and 2019, the Company did not have commercial mortgage loans modified in a troubled debt restructuring.

     For the year ended December 31, 2020, the Company did not have a significant amount of agricultural mortgage loans modified in a troubled debt restructuring. For the year ended December 31, 2019, the Company had three agricultural mortgage loans modified in a troubled debt restructuring with carrying value of $111 million for both pre-modification and post-modification.

     For the year ended December 31, 2020, the Company did not have a significant amount of residential mortgage loans modified in a troubled debt restructuring. For the year ended December 31, 2019, the Company had 396 residential mortgage loans modified in a troubled debt restructuring with carrying value of $97 million and $87 million pre-modification and post-modification, respectively.

     For both years ended December 31, 2020 and 2019, the Company did not have a significant amount of mortgage loans modified in a troubled debt restructuring with subsequent payment default.

  Credit Quality of Mortgage Loans by Portfolio Segment

    The amortized cost of commercial mortgage loans by credit quality indicator and vintage year was as follows at December 31, 2020:

                                                                                                Revolving              % of
Credit Quality Indicator     2020          2019       2018       2017       2016       Prior      Loans       Total    Total
------------------------  ----------    ---------- ---------- ---------- ---------- ----------- ---------- ----------- ------
                                                               (Dollars in millions)
   LTV ratios:
   Less than 65%.........  $   3,111     $   2,473  $   3,852  $   2,814  $   3,795  $    8,314  $   2,318  $   26,677  69.2%
   65% to 75%............      1,113         2,892      1,687      1,176        738       1,549         --       9,155   23.8
   76% to 80%............         --           130         60        388        265         236         --       1,079    2.8
   Greater than 80%......         --            --        204        421        102         890         --       1,617    4.2
                          ----------    ---------- ---------- ---------- ---------- ----------- ---------- ----------- ------
     Total...............  $   4,224     $   5,495  $   5,803  $   4,799  $   4,900  $   10,989  $   2,318  $   38,528 100.0%
                          ==========    ========== ========== ========== ========== =========== ========== =========== ======
   DSCR:
    1.20x...............  $   3,879     $   5,137  $   5,629  $   4,272  $   4,704  $   10,434  $   2,318  $   36,373  94.4%
   1.00x - 1.20x.........        213            --         18        199        196         476         --       1,102    2.9
   <1.00x................        132           358        156        328         --          79         --       1,053    2.7
                          ----------    ---------- ---------- ---------- ---------- ----------- ---------- ----------- ------
     Total...............  $   4,224     $   5,495  $   5,803  $   4,799  $   4,900  $   10,989  $   2,318  $   38,528 100.0%
                          ==========    ========== ========== ========== ========== =========== ========== =========== ======

    The amortized cost of agricultural mortgage loans by credit quality indicator and vintage year was as follows at December 31, 2020:

                                                                                            Revolving               % of
Credit Quality Indicator     2020       2019       2018       2017       2016      Prior      Loans       Total     Total
------------------------  ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------- -------
                                                               (Dollars in millions)
   LTV ratios:
   Less than 65%.........  $   2,303  $   2,027  $   2,689  $   1,003  $   2,387  $   3,646  $   1,049  $   15,104   91.9%
   65% to 75%............        344        144         36         38        179        458         30       1,229     7.5
   76% to 80%............         --         --         --         --         --         51         --          51     0.3
   Greater than 80%......         --         --         --         --         --         42         --          42     0.3
                          ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------- -------
     Total...............  $   2,647  $   2,171  $   2,725  $   1,041  $   2,566  $   4,197  $   1,079  $   16,426    100%
                          ========== ========== ========== ========== ========== ========== ========== =========== =======

                                    MLIC-64

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

7. Investments (continued)

    The amortized cost of residential mortgage loans by credit quality indicator and vintage year was as follows at December 31, 2020:

                                                                                    Revolving              % of
Credit Quality Indicator    2020      2019      2018     2017     2016     Prior      Loans      Total     Total
------------------------  -------- ---------- -------- -------- -------- ---------- --------- ----------- --------
                                                           (Dollars in millions)
Performance indicators:
Performing...............  $   302  $   1,490  $   850  $   357  $   228  $   8,060   $   --   $   11,287    95.6%
Nonperforming (1)........        5         85       20        5        1        400       --          516      4.4
                          -------- ---------- -------- -------- -------- ----------  -------  ----------- --------
  Total..................  $   307  $   1,575  $   870  $   362  $   229  $   8,460   $   --   $   11,803   100.0%
                          ======== ========== ======== ======== ======== ==========  =======  =========== ========
-------------

(1)Includes residential mortgage loans in process of foreclosure of
   $102 million and $117 million at December 31, 2020 and 2019, respectively.

    LTV ratios compare the unpaid principal balance of the loan to the estimated fair value of the underlying collateral. At December 31, 2020, the amortized cost of commercial and agricultural mortgage loans with an LTV ratio in excess of 100% was $531 million, or less than 1% of total commercial and agricultural mortgage loans, however after considering the reduction in carrying value from the related ACL, no loans have a ratio greater than 100%.

  Past Due and Nonaccrual Mortgage Loans

    The Company has a high quality, well performing mortgage loan portfolio, with 99% of all mortgage loans classified as performing at both December 31,
  2020 and 2019. The Company defines delinquency consistent with industry practice, when mortgage loans are past due more than two or more months, as applicable, by portfolio segment. The past due and nonaccrual mortgage loans at amortized cost, prior to ACL, by portfolio segment, were as follows:

                                                        Greater than 90 Days Past Due and
                                Past Due                     Still Accruing Interest                   Nonaccrual
                   ----------------------------------- ----------------------------------- -----------------------------------
Portfolio Segment  December 31, 2020 December 31, 2019 December 31, 2020 December 31, 2019 December 31, 2020 December 31, 2019
-----------------  ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
                                                                  (In millions)
  Commercial......              $ --              $ --               $--               $--            $  293              $167
  Agricultural....               251               124                20                 2               261               137
  Residential.....               516               377                54                --               503               377
                   ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
    Total.........              $767              $501               $74               $ 2            $1,057              $681
                   ================= ================= ================= ================= ================= =================

     The amortized cost for nonaccrual commercial, agricultural and residential mortgage loans at beginning of year 2019 was $167 million, $105 million and
   $402 million, respectively. The amortized cost for nonaccrual commercial mortgage loans with no ACL was $156 million and $0 at December 31, 2020 and
   December 31, 2019, respectively. The amortized cost for nonaccrual agricultural mortgage loans with no ACL was $173 million and $93 million at
   December 31, 2020 and December 31, 2019, respectively. There were no nonaccrual residential mortgage loans without an ACL at either December 31,
   2020 or December 31, 2019.

  Purchased Investments with Credit Deterioration

     Investments that, as of the date of acquisition, have experienced a more-than-insignificant deterioration in credit quality since origination are classified as PCD. The amortized cost for PCD investments is the purchase price plus an ACL for the initial estimate of expected lifetime credit losses established upon purchase. Subsequent changes in the ACL on
   PCD investments are recorded in net investment gains (losses). The non-credit discount or premium is accreted or amortized to net investment income on an effective yield basis.

                                    MLIC-65

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

7. Investments (continued)

    The following table reconciles the contractual principal to the purchase price of PCD investments:

                                          Year Ended December 31, 2020
                                 ----------------------------------------------
                                                         Non-Credit
                                 Contractual   ACL at    (Discount)   Purchase
                                  Principal  Acquisition  Premium      Price
                                 ----------- ----------- ----------- ----------
                                                 (In millions)
 PCD residential mortgage loans.  $    593   $      (18) $      (13) $      562

    Prior to the adoption of new credit loss guidance for the recognition of credit losses on financial instruments, the Company applied applicable guidance for investments acquired with evidence of credit quality deterioration since origination, known as PCI investments. The Company's PCI investments had an outstanding principal balance of $3.2 billion at
  December 31, 2019, which represents the contractually required principal and accrued interest payments whether or not currently due and a carrying value
  (estimated fair value of the investments plus accrued interest) of
  $2.7 billion at December 31, 2019. Accretion of accretable yield on PCI investments recognized in net investment income was $170 million and
  $266 million for the years ended December 31, 2019 and 2018, respectively.

Real Estate and Real Estate Joint Ventures

      The Company's real estate investment portfolio is diversified by property type, geography and income stream, including income from operating leases, operating income and equity in earnings from equity method real estate joint ventures. Real estate investments, by income type, as well as income earned, were as follows at and for the periods indicated:

                                                          December 31,            Years Ended December 31,
                                                    ------------------------- ---------------------------------
                                                        2020         2019        2020        2019       2018
                                                    ------------ ------------ ----------  ---------- ----------
Income Type                                              Carrying Value                    Income
-----------                                         ------------------------- ---------------------------------
                                                                           (In millions)
Leased real estate investments..................... $      1,965 $      1,586 $      188  $      165 $      210
Other real estate investments......................          418          419        127         174        177
Real estate joint ventures.........................        5,095        4,654        (59)         62         85
                                                    ------------ ------------ ----------  ---------- ----------
  Total real estate and real estate joint ventures. $      7,478 $      6,659 $      256  $      401 $      472
                                                    ============ ============ ==========  ========== ==========

   The carrying value of real estate investments acquired through foreclosure was $18 million and $34 million at December 31, 2020 and 2019, respectively.
 Depreciation expense on real estate investments was $73 million, $62 million and $65 million for the years ended December 31, 2020, 2019 and 2018, respectively. Real estate investments were net of accumulated depreciation of
 $789 million and $652 million at December 31, 2020 and 2019, respectively.

   As a result of the COVID-19 Pandemic, earnings from certain of the Company's equity method real estate joint ventures were reduced for the year ended
 December 31, 2020, principally hotel properties. Certain of these real estate joint ventures have granted some lessees COVID-19 Pandemic-related lease concessions. See "-- Leases -- Lease Concessions."

Leases

 Leased Real Estate Investments -- Operating Leases

   The Company, as lessor, leases investment real estate, principally commercial real estate for office and retail use, through a variety of operating lease arrangements, which typically include tenant reimbursement for property operating costs and options to renew or extend the lease. In some circumstances, leases may include an option for the lessee to purchase the property. In addition, certain leases of retail space may stipulate that a portion of the income earned is contingent upon the level of the tenants'
 revenues. The Company has elected a practical expedient of not separating non-lease components related to reimbursement of property operating costs from associated lease components. These property operating costs have the same timing and pattern of transfer as the related lease component, because they are incurred over the same period of time as the operating lease. Therefore, the combined component is accounted for as a single operating lease. Risk is managed through

                                    MLIC-66

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

7. Investments (continued)

 lessee credit analysis, property type diversification, and geographic diversification. Leased real estate investments and income earned, by property type, were as follows at and for the periods indicated:

                                                  December 31,            Years Ended December 31,
                                            ------------------------- --------------------------------
                                                2020         2019        2020       2019       2018
                                            ------------ ------------ ---------- ---------- ----------
                                                 Carrying Value                    Income
                                            ------------------------- --------------------------------
                                                                  (In millions)
Leased real estate investments:
  Office................................... $        661 $        278 $       31 $       49 $       60
  Retail...................................          498          507         66         70         65
  Apartment................................          516          525         40          3         49
  Industrial...............................          258          243         50         42         35
  Land.....................................           23           --          1         --         --
  Other....................................            9           33         --          1          1
                                            ------------ ------------ ---------- ---------- ----------
    Total leased real estate investments... $      1,965 $      1,586 $      188 $      165 $      210
                                            ============ ============ ========== ========== ==========

    Future contractual receipts under operating leases at December 31, 2020 were $143 million in 2021, $136 million in 2022, $127 million in 2023,
  $107 million in 2024, $96 million in 2025, $287 million thereafter and, in total, $896 million.

  Leveraged and Direct Financing Leases

    The Company has diversified leveraged lease and direct financing lease portfolios. Its leveraged leases principally include renewable energy generation facilities, rail cars, commercial real estate and commercial aircraft, and its direct financing leases principally include renewable energy generation facilities. These assets are leased through a variety of lease arrangements, which may include options to renew or extend the lease and options for the lessee to purchase the property. Residual values are estimated using available third-party data at inception of the lease. Risk is managed through lessee credit analysis, asset allocation, geographic diversification, and ongoing reviews of estimated residual values, using available third-party data and, in certain leases, linking the amount of future rental receipts to changes in inflation rates. Generally, estimated residual values are not guaranteed by the lessee or a third party.

    Investment in leveraged and direct financing leases consisted of the following at:

                                       December 31, 2020       December 31, 2019
                                    ----------------------  ----------------------
                                                  Direct                  Direct
                                     Leveraged   Financing   Leveraged   Financing
                                      Leases      Leases      Leases      Leases
                                    ----------  ----------  ----------  ----------
                                                     (In millions)
Lease receivables, net (1)......... $      597  $      210  $      666  $      232
Estimated residual values..........        573          42         592          42
                                    ----------  ----------  ----------  ----------
  Subtotal.........................      1,170         252       1,258         274
Unearned income....................       (318)        (74)       (362)        (85)
                                    ----------  ----------  ----------  ----------
  Investment in leases, before ACL.        852         178         896         189
ACL................................        (36)         (2)         --          --
                                    ----------  ----------  ----------  ----------
  Investment in leases, net of ACL. $      816  $      176  $      896  $      189
                                    ==========  ==========  ==========  ==========
-------------

(1) Future contractual receipts under direct financing leases as of
    December 31, 2020 are $21 million in 2021, $21 million in 2022, $21 million in 2023, $21 million in 2024, $21 million in 2025, $105 million thereafter and, in total, $210 million.

    Lease receivables are generally due in periodic installments. The payment periods for leveraged leases generally range from one to 11 years, but in certain circumstances can be over 11 years, while the payment periods for direct financing leases generally range from one to 16 years. For lease receivables, the primary credit quality indicator is whether the lease receivable is performing or nonperforming, which is assessed monthly. The
  Company generally defines nonperforming lease

                                    MLIC-67

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

7. Investments (continued)

  receivables as those that are 90 days or more past due. At both December 31,
  2020 and 2019, all lease receivables were performing.

    The deferred income tax liability related to leveraged leases was
  $287 million and $425 million at December 31, 2020 and 2019, respectively.

    The components of income from investment in leveraged and direct financing leases, excluding net investment gains (losses), were as follows:

                                                               Years Ended December 31,
                                              -----------------------------------------------------------
                                                     2020                2019                2018
                                              ------------------- ------------------- -------------------
                                                         Direct              Direct              Direct
                                              Leveraged Financing Leveraged Financing Leveraged Financing
                                               Leases    Leases    Leases    Leases    Leases    Leases
                                              --------- --------- --------- --------- --------- ---------
                                                                     (In millions)
Lease investment income...................... $      36 $     11  $      37 $     12  $      37 $      13
Less: Income tax expense.....................         8        2          8        3          8         3
                                              --------- --------  --------- --------  --------- ---------
  Lease investment income, net of income tax. $      28 $      9  $      29 $      9  $      29 $      10
                                              ========= ========  ========= ========  ========= =========

    In accordance with new credit loss guidance adopted January 1, 2020, the
  Company records an allowance for expected lifetime credit loss in an amount that represents the portion of the investment in leases that the Company does not expect to collect, resulting in the investment in leases being presented at the net amount expected to be collected. In determining the ACL, management: (i) pools leases that share similar risk characteristics,
  (ii) considers expected lifetime credit loss over the contractual term of the lease, and (iii) considers past events and current and forecasted economic conditions. Leases with dissimilar risk characteristics are evaluated individually for credit loss. Expected lifetime credit loss on leveraged and direct financing lease receivables is estimated using a probability of default and loss given default model, where the probability of default incorporates third party credit ratings of the lessee and the related historical default data. The Company also assesses the non-guaranteed residual values for recoverability by comparison to the current estimated fair value of the leased asset and considers other relevant market information such as independent third-party forecasts, consulting, asset brokerage and investment banking reports and data, comparable market transactions, and factors such as the competitive dynamics impacting specific industries, technological change and obsolescence, government and regulatory rules, tax policy, potential environmental liabilities and litigation.

    Prior to the adoption of the new credit loss guidance, lease impairment losses were recorded as incurred. Under the incurred loss model, if all amounts due under the lease agreement would not be collected, based on current information and events, an impairment loss was recorded. The impairment loss was recorded as a reduction of the investment in lease and within net investment gains (losses).

  Lease Concessions

    In response to the adverse economic impact of the COVID-19 Pandemic, the
  Company granted concessions to certain of its operating lease lessees, primarily in the form of rent deferrals. In accordance with a Question and
  Answer document issued by the FASB in response to the COVID-19 Pandemic, the
  Company has elected not to evaluate whether such lease concessions are lease modifications, continues to accrue income on such leases and records rent receivables. The rent deferrals generally range from one to five months.
  Deferred rental payments and rental abatements for operating leases were each
  $2 million at December 31, 2020. The Company also has interests in certain unconsolidated real estate joint ventures which have granted COVID-19
  Pandemic-related lease concessions.

 Other Invested Assets

   Other invested assets is comprised primarily of freestanding derivatives with positive estimated fair values (see Note 8), affiliated investments, tax credit and renewable energy partnerships, annuities funding structured settlement claims, and leveraged and direct financing leases. See "-- Related
 Party Investment Transactions" for information regarding affiliated investments.

                                    MLIC-68

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

7. Investments (continued)

  Tax Credit Partnerships

   The carrying value of tax credit partnerships was $1.1 billion and
 $1.3 billion at December 31, 2020 and 2019, respectively. Losses from tax credit partnerships included within net investment income were $225 million,
 $240 million and $257 million for the years ended December 31, 2020, 2019 and
 2018, respectively.

Cash Equivalents

  The carrying value of cash equivalents, which includes securities and other investments with an original or remaining maturity of three months or less at the time of purchase, was $6.8 billion and $5.5 billion at December 31, 2020 and 2019, respectively.

Net Unrealized Investment Gains (Losses)

  Unrealized investment gains (losses) on fixed maturity securities AFS and derivatives and the effect on DAC, VOBA, DSI, future policy benefits and the policyholder dividend obligation, that would result from the realization of the unrealized gains (losses), are included in net unrealized investment gains
(losses) in AOCI.

   The components of net unrealized investment gains (losses), included in
AOCI, were as follows:

                                                 Years Ended December 31,
                                         ---------------------------------------
                                             2020          2019          2018
                                         ------------  ------------  -----------
                                                      (In millions)
Fixed maturity securities AFS...........  $    24,954   $    15,177   $    3,915
Derivatives.............................        2,259         2,043        1,742
Other...................................          235           210          231
                                         ------------  ------------  -----------
 Subtotal...............................       27,448        17,430        5,888
                                         ------------  ------------  -----------
Amounts allocated from:
Future policy benefits..................       (7,603)       (1,121)          (5)
DAC, VOBA and DSI.......................       (1,511)       (1,051)        (571)
Policyholder dividend obligation........       (2,969)       (2,020)        (428)
                                         ------------  ------------  -----------
 Subtotal...............................      (12,083)       (4,192)      (1,004)
Deferred income tax benefit (expense)...       (3,190)       (2,742)        (987)
                                         ------------  ------------  -----------
Net unrealized investment gains (losses)  $    12,175   $    10,496   $    3,897
                                         ============  ============  ===========

  The changes in net unrealized investment gains (losses) were as follows:

                                                                                  Years Ended December 31,
                                                                           --------------------------------------
                                                                               2020          2019         2018
                                                                           ------------  -----------  -----------
                                                                                        (In millions)
Balance at January 1,.....................................................  $    10,496   $    3,897   $    7,257
Cumulative effects of changes in accounting principles, net of income tax.           --           17        1,310
Unrealized investment gains (losses) during the year......................       10,018       11,520       (7,898)
Unrealized investment gains (losses) relating to:
Future policy benefits....................................................       (6,482)      (1,116)          14
DAC, VOBA and DSI.........................................................         (460)        (480)         219
Policyholder dividend obligation..........................................         (949)      (1,592)       1,693
Deferred income tax benefit (expense).....................................         (448)      (1,750)       1,302
                                                                           ------------  -----------  -----------
Balance at December 31,...................................................  $    12,175   $   10,496   $    3,897
                                                                           ============  ===========  ===========
Change in net unrealized investment gains (losses)........................  $     1,679   $    6,599   $   (3,360)
                                                                           ============  ===========  ===========

Concentrations of Credit Risk

  There were no investments in any counterparty that were greater than 10% of the Company's equity, other than the U.S. government and its agencies, at both
December 31, 2020 and 2019.

                                    MLIC-69

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

7. Investments (continued)

Securities Lending and Repurchase Agreements

  Securities, Collateral and Reinvestment Portfolio

  A summary of the outstanding securities lending and repurchase agreements is as follows:

                                                               December 31,
                       ---------------------------------------------------------------------------------------------
                                            2020                                           2019
                       ---------------------------------------------- ----------------------------------------------
                           Securities (1)                                 Securities (1)
                       ------------------                             ------------------
                                               Cash                                           Cash
                                            Collateral   Reinvestment                      Collateral   Reinvestment
                                          Received from  Portfolio at                    Received from  Portfolio at
                         Estimated Fair   Counterparties  Estimated       Estimated      Counterparties  Estimated
Agreement Type               Value           (2), (3)     Fair Value      Fair Value        (2), (3)     Fair Value
--------------         ------------------ -------------- ------------ ------------------ -------------- ------------
                                                               (In millions)
Securities lending....    $    13,289      $    13,566   $    13,739     $    12,455      $    12,791   $    12,847
Repurchase agreements.    $     3,276      $     3,210   $     3,251     $     2,333      $     2,310   $     2,320

--------

(1)Securities on loan in connection with these programs are included within fixed maturity securities AFS, and short-term investments.

(2)In connection with securities lending and repurchase agreements, in addition to cash collateral received, the Company received from counterparties non-cash security collateral of $1 million and $0 at December 31, 2020 and
   2019, respectively, which is not reflected on the consolidated financial statements.

(3)The liability for cash collateral for these programs is included within payables for collateral under securities loaned and other transactions and other liabilities.

Contractual Maturities

      A summary of the remaining contractual maturities of securities lending and repurchase agreements is as follows:

                                                                               December 31,
                                                    -------------------------------------------------------------------
                                                                  2020                              2019
                                                    --------------------------------- ---------------------------------
                                                          Remaining Maturities              Remaining Maturities
                                                    --------------------------------- ---------------------------------
                                                                     Over 1                            Over 1
                                                                     Month                             Month
                                                             1 Month  to 6                     1 Month  to 6
Security Type                                       Open (1) or Less Months   Total   Open (1) or Less Months   Total
-------------                                       -------- ------- ------- -------- -------- ------- ------- --------
                                                                               (In millions)
Cash collateral liability by loaned security type:
  Securities lending:
    U.S. government and agency..................... $ 1,705  $ 8,768 $ 3,093 $ 13,566 $ 2,260  $ 5,040 $ 5,491 $ 12,791
  Repurchase agreements:
    U.S. government and agency..................... $    --  $ 3,210 $    -- $  3,210 $    --  $ 2,310 $    -- $  2,310

--------

(1)The related loaned security could be returned to the Company on the next business day, which would require the Company to immediately return the cash collateral.

  If the Company is required to return significant amounts of cash collateral on short notice and is forced to sell securities to meet the return obligation, it may have difficulty selling such collateral that is invested in securities in a timely manner, be forced to sell securities in a volatile or illiquid market for less than what otherwise would have been realized under normal market conditions, or both.

  The securities lending and repurchase agreements reinvestment portfolios consist principally of high quality, liquid, publicly-traded fixed maturity securities AFS, short-term investments, cash equivalents or cash. If the securities on loan, securities pledged or the reinvestment portfolio become less liquid, liquidity resources within the general account are available to meet any potential cash demands when securities on loan or securities pledged are put back by the counterparty.

                                    MLIC-70

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

7. Investments (continued)

Invested Assets on Deposit and Pledged as Collateral

   Invested assets on deposit and pledged as collateral are presented below at estimated fair value for all asset classes, except mortgage loans, which are presented at carrying value at:

                                                                   December 31,
                                                              -----------------------
                                                                 2020        2019
                                                              ----------- -----------
                                                                   (In millions)
Invested assets on deposit (regulatory deposits)............. $       123 $        62
Invested assets pledged as collateral (1)....................      22,405      20,659
                                                              ----------- -----------
  Total invested assets on deposit and pledged as collateral. $    22,528 $    20,721
                                                              =========== ===========
--------

(1) The Company has pledged invested assets in connection with various agreements and transactions, including funding agreements (see Note 3), derivative transactions (see Note 8) and secured debt (see Note 11).

  See "-- Securities Lending and Repurchase Agreements" for information regarding securities supporting securities lending and repurchase agreement transactions and Note 6 for information regarding investments designated to the closed block. In addition, the Company's investment in FHLB common stock, which is considered restricted until redeemed by the issuers, was $765 million and
$737 million, at redemption value, at December 31, 2020 and 2019, respectively.

Collectively Significant Equity Method Investments

  The Company holds investments in real estate joint ventures, real estate funds and other limited partnership interests consisting of leveraged buy-out funds, hedge funds, private equity funds, joint ventures and other funds. The portion of these investments accounted for under the equity method had a carrying value of $12.5 billion at December 31, 2020. The Company's maximum exposure to loss related to these equity method investments is limited to the carrying value of these investments plus unfunded commitments of $3.5 billion at December 31, 2020. Except for certain real estate joint ventures and certain funds, the Company's investments in its remaining real estate funds and other limited partnership interests are generally of a passive nature in that the
Company does not participate in the management of the entities.

  As described in Note 1, the Company generally records its share of earnings in its equity method investments using a three-month lag methodology and within net investment income. Aggregate net investment income from these equity method investments exceeded 10% of the Company's consolidated pre-tax income (loss)
for two of the three most recent annual periods: 2020 and 2019.

  The following aggregated summarized financial data reflects the latest available financial information and does not represent the Company's proportionate share of the assets, liabilities, or earnings of such entities.

  Aggregate total assets of these entities totaled $593.9 billion and
$527.8 billion at December 31, 2020 and 2019, respectively. Aggregate total liabilities of these entities totaled $80.5 billion and $77.6 billion at
December 31, 2020 and 2019, respectively. Aggregate net income (loss) of these entities totaled $34.4 billion, $40.9 billion and $42.7 billion for the years ended December 31, 2020, 2019 and 2018, respectively. Aggregate net income (loss) from the underlying entities in which the Company invests is primarily comprised of investment income, including recurring investment income and realized and unrealized investment gains (losses).

Variable Interest Entities

  The Company has invested in legal entities that are VIEs. In certain instances, the Company holds both the power to direct the most significant activities of the entity, as well as an economic interest in the entity and, as such, is deemed to be the primary beneficiary or consolidator of the entity.
The determination of the VIE's primary beneficiary requires an evaluation of the contractual and implied rights and obligations associated with each party's relationship with or involvement in the entity, an estimate of the entity's expected losses and expected residual returns and the allocation of such estimates to each party involved in the entity.

                                    MLIC-71

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

7. Investments (continued)

  Consolidated VIEs

    Creditors or beneficial interest holders of VIEs where the Company is the primary beneficiary have no recourse to the general credit of the Company, as the Company's obligation to the VIEs is limited to the amount of its committed investment.

    The following table presents the total assets and total liabilities relating to investment related VIEs for which the Company has concluded that it is the primary beneficiary and which are consolidated at:

                                                                December 31,
                                                ---------------------------------------------
                                                         2020                   2019
                                                ---------------------- ----------------------
                                                  Total       Total      Total       Total
Asset Type                                        Assets   Liabilities   Assets   Liabilities
----------                                      ---------- ----------- ---------- -----------
                                                                (In millions)
Real estate joint ventures (1)................. $    1,435   $   --    $    1,378   $   --
Investment fund (primarily mortgage loans) (2).        201       --           211       --
Renewable energy partnership (3)...............         87       --            94       --
Other investments (4)..........................          4        5            10        5
                                                ---------- ----------- ---------- -----------
  Total........................................ $    1,727   $    5    $    1,693   $    5
                                                ========== =========== ========== ===========

--------

(1) The Company's investment in affiliated real estate joint ventures was
    $1.3 billion and $1.2 billion at December 31, 2020 and 2019, respectively.
    Other affiliates' investments in these affiliated real estate joint ventures were $130 million and $129 million at December 31, 2020 and 2019, respectively.

(2) The Company's investment in this affiliated investment fund was
    $164 million and $172 million, at December 31, 2020 and 2019, respectively.
    An affiliate had an investment in this affiliated investment fund of
    $37 million and $39 million at December 31, 2020 and 2019, respectively.

(3) Assets of the renewable energy partnership primarily consisted of other invested assets.

(4) Assets of other investments primarily consisted of cash and cash equivalents at December 31, 2020 and other invested assets at December 31,
    2019.

  Unconsolidated VIEs

    The carrying amount and maximum exposure to loss relating to VIEs in which the Company holds a significant variable interest but is not the primary beneficiary and which have not been consolidated were as follows at:

                                                          December 31,
                                     -------------------------------------------------------
                                                2020                        2019
                                     --------------------------- ---------------------------
                                                      Maximum                     Maximum
                                        Carrying     Exposure       Carrying     Exposure
Asset Type                              Amount       to Loss (1)    Amount       to Loss (1)
----------                           ------------- ------------- ------------- -------------
                                                          (In millions)
Fixed maturity securities AFS:
  Structured Products (2)........... $      41,803 $      41,803 $      37,119 $      37,119
  U.S. and foreign corporate........         1,905         1,905         1,098         1,098
Other limited partnership interests.         5,247         8,589         4,461         7,423
Other invested assets...............         1,436         1,517         1,554         1,677
Real estate joint ventures..........            18            21            25            28
                                     ------------- ------------- ------------- -------------
  Total............................. $      50,409 $      53,835 $      44,257 $      47,345
                                     ============= ============= ============= =============
-------------
(1) The maximum exposure to loss relating to fixed maturity securities AFS is equal to their carrying amounts or the carrying amounts of retained interests. The maximum exposure to loss relating to other limited partnership interests and real estate joint ventures is equal to the carrying amounts plus any unfunded commitments. For certain of its investments

                                    MLIC-72

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

7. Investments (continued)

    in other invested assets, the Company's return is in the form of income tax credits which are guaranteed by creditworthy third parties. For such investments, the maximum exposure to loss is equal to the carrying amounts plus any unfunded commitments, reduced by income tax credits guaranteed by third parties of $3 million and $6 million at December 31, 2020 and 2019, respectively. Such a maximum loss would be expected to occur only upon bankruptcy of the issuer or investee.

(2) For these variable interests, the Company's involvement is limited to that of a passive investor in mortgage-backed or asset-backed securities issued by trusts that do not have substantial equity.

    As described in Note 16, the Company makes commitments to fund partnership investments in the normal course of business. Excluding these commitments, the Company did not provide financial or other support to investees designated as VIEs for each of the years ended December 31, 2020, 2019 and
  2018.

    The Company securitizes certain residential mortgage loans and acquires an interest in the related RMBS issued. While the Company has a variable interest in the issuer of the securities, it is not the primary beneficiary of the issuer of the securities since it does not have any rights to remove the servicer or veto rights over the servicer's actions. The resulting gains
  (losses) from the securitizations are included within net investment gains
  (losses). The estimated fair value of the related RMBS acquired in connection with the securitizations is included in the carrying amount and maximum exposure to loss for Structured Products presented in the table above.

    The carrying value and the estimated fair value of residential mortgage loans securitized were $308 million and $313 million, respectively, during
  2020, and $443 million and $467 million, respectively, during 2019. Gains on securitizations of $5 million and $24 million for the years ended
  December 31, 2020 and 2019, respectively, were included within net investment gains (losses). The estimated fair value of RMBS acquired in connection with the securitizations was $43 million and $131 million at December 31, 2020 and
  2019, respectively.

    See Note 9 for information on how the estimated fair value of mortgage loans and RMBS is determined, the valuation approaches and key inputs, their placement in the fair value hierarchy, and for certain RMBS, quantitative information about the significant unobservable inputs and the sensitivity of their estimated fair value to changes in those inputs.

Net Investment Income

   The components of net investment income were as follows:

                                                           Years Ended December 31,
                                                   -----------------------------------------
Asset Type                                             2020          2019          2018
----------                                         ------------- ------------- -------------
                                                                 (In millions)
Investment income:
Fixed maturity securities AFS.....................   $     6,535   $     7,015   $     7,268
Equity securities.................................            25            35            42
Mortgage loans....................................         2,836         3,147         2,822
Policy loans......................................           305           307           297
Real estate and real estate joint ventures........           256           401           472
Other limited partnership interests...............           633           545           519
Cash, cash equivalents and short-term investments.            77           183           121
FVO Securities (1)................................            48            74            22
Operating joint venture...........................            80            69            37
Other.............................................           154           221           261
                                                   ------------- ------------- -------------
  Subtotal........................................        10,949        11,997        11,861
Less: Investment expenses.........................           699         1,024           942
                                                   ------------- ------------- -------------
  Net investment income...........................   $    10,250   $    10,973   $    10,919
                                                   ============= ============= =============
-------------

(1) Changes in estimated fair value subsequent to purchase for investments still held as of the end of the respective periods and included in net investment income were principally from equity-linked notes included within
    FVO Securities were $46 million, $74 million and $22 million for the years ended December 31, 2020, 2019 and 2018, respectively.

                                    MLIC-73

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

7. Investments (continued)

    See "-- Related Party Investment Transactions" for discussion of affiliated net investment income and investment expenses.

    Net investment income from equity method investments, comprised of real estate joint ventures, other limited partnership interests, tax credit and renewable energy partnerships and operating joint ventures, totaled
  $427 million, $458 million and $344 million for the years ended December 31,
  2020, 2019 and 2018, respectively.

Net Investment Gains (Losses)

  Components of Net Investment Gains (Losses)

    The components of net investment gains (losses) were as follows:

                                                                                                Years Ended December 31,
                                                                                            ----------------------------
Asset Type                                                                                     2020      2019      2018
----------                                                                                  --------  --------  --------
                                                                                                    (In millions)
Fixed maturity securities AFS:
  Net credit loss (provision) release (1)..................................................  $  (101)  $   (39)  $   (23)
  Net gains (losses) on sales and disposals................................................       43        51       107
                                                                                            --------  --------  --------
    Total gains (losses) on fixed maturity securities AFS..................................      (58)       12        84
                                                                                            --------  --------  --------
Equity securities:
  Net gains (losses) on sales and disposals................................................       10        12        17
  Change in estimated fair value (2).......................................................      (86)       38      (101)
                                                                                            --------  --------  --------
    Total gains (losses) on equity securities..............................................      (76)       50       (84)
Mortgage loans.............................................................................     (188)      (13)      (50)
Real estate and real estate joint ventures.................................................        7       396       311
Other limited partnership interests........................................................      (12)        3         8
Other (3)..................................................................................      293       (46)     (162)
                                                                                            --------  --------  --------
  Subtotal.................................................................................      (34)      402       107
Change in estimated fair value of other limited partnership interest and real estate joint
 ventures..................................................................................       (5)      (15)       11
Non-investment portfolio gains (losses)....................................................      (34)      (41)       35
                                                                                            --------  --------  --------
  Subtotal.................................................................................      (39)      (56)       46
                                                                                            --------  --------  --------
  Total net investment gains (losses)......................................................  $   (73)  $   346   $   153
                                                                                            ========  ========  ========
--------

(1) Net credit loss provision by sector for industrial corporate, consumer corporate, foreign government securities and RMBS for the year ended
    December 31, 2019 were ($19) million, ($16) million, ($2) million and ($2)
    million, respectively. Net credit loss provision by sector for consumer corporate, industrial corporate and finance corporate securities for the year ended December 31, 2018 were ($19) million, ($2) million and
    ($2) million, respectively. See "-- Rollforward of Allowance for Credit
    Loss for Fixed Maturity Securities AFS By Sector." Due to the adoption of new credit loss guidance on January 1, 2020, prior period OTTI loss is presented as credit loss.

(2) Changes in estimated fair value subsequent to purchase for equity securities still held as of the end of the period included in net investment gains (losses) were ($80) million, $31 million and ($82) million for the years ended December 31, 2020, 2019 and 2018 respectively.

(3) Other gains (losses) included (i) $128 million reclassified from AOCI to earnings due to the sale of certain investments that were hedged in qualifying cash flow hedges and a leveraged lease gain of $87 million for the year ended December 31, 2020, (ii) tax credit partnership impairment losses of $92 million, and a renewable energy partnership disposal gain of
    $46 million for the year ended December 31, 2019, and (iii) renewable energy partnership disposal losses of $83 million and leveraged lease impairment losses of $105 million for the year ended December 31, 2018.

    See "-- Related Party Investment Transactions" for discussion of affiliated net investment gains (losses) related to transfers of invested assets to affiliates.

                                    MLIC-74

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

7. Investments (continued)

    Gains (losses) from foreign currency transactions included within net investment gains (losses) were ($19) million, ($57) million and $21 million for the years ended December 31, 2020, 2019 and 2018, respectively.

  Fixed Maturity Securities AFS -- Sales and Disposals and Credit Loss

    Sales of securities are determined on a specific identification basis.
  Proceeds from sales or disposals and the components of net investment gains (losses) were as shown in the table below:

                                              Years Ended December 31,
                                       -------------------------------------
                                           2020         2019         2018
                                       -----------  -----------  -----------
                                                   (In millions)
  Proceeds............................  $   20,453   $   32,175   $   53,042
                                       ===========  ===========  ===========
  Gross investment gains..............  $      419   $      392   $      604
  Gross investment losses.............        (376)        (341)        (497)
  Net credit loss (provision) release.        (101)         (39)         (23)
                                       -----------  -----------  -----------
    Net investment gains (losses).....  $      (58)  $       12   $       84
                                       ===========  ===========  ===========

  Related Party Investment Transactions

    The Company transfers invested assets primarily consisting of fixed maturity securities AFS, mortgage loans and real estate and real estate joint ventures to and from affiliates. Invested assets transferred were as follows:

                                                                         Years Ended December 31,
                                                                     ----------------------------
                                                                     2020      2019      2018
                                                                       -----     -----    -----
                                                                       (In millions)
Estimated fair value of invested assets transferred to affiliates...  $393      $ --      $ --
Amortized cost of invested assets transferred to affiliates.........  $379      $ --      $ --
Net investment gains (losses) recognized on transfers...............  $ 14      $ --      $ --
Estimated fair value of invested assets transferred from affiliates.  $381      $ 46      $ 77

    Recurring related party investments and related net investment income were as follows at and for the periods ended:

                                                                      December 31,    Years Ended December 31,
                                                                    ----------------- ------------------------
                                                                      2020     2019    2020     2019    2018
                                                                    -------- -------- -----    -----   -----
Investment Type/Balance Sheet
Category                                  Related Party              Carrying Value   Net Investment Income
-----------------------------   ----------------------------------- ----------------- ------------------------
                                                                               (In millions)
Affiliated investments (1),(2). MetLife, Inc.                       $  1,643 $  1,810 $  35    $  34   $  31
Affiliated investments (3)..... American Life Insurance Company          100      100     3        3       3
                                Metropolitan Property and Casualty
Affiliated investments (4)..... Insurance Company                        315      315     6       11      10
                                                                    -------- --------  -----    -----   -----
Other invested assets..........                                     $  2,058 $  2,225 $  44    $  48   $  44
                                                                    ======== ========  =====    =====   =====
--------

(1) Represents an investment in affiliated senior notes. The affiliated senior notes have maturity dates from July 2021 to October 2029 and bear interest, payable semi-annually, at a rate per annum ranging from 1.60% to 3.14%.

(2) In September 2020, MetLife, Inc. repaid in cash at maturity a
    (Yen)26.5 billion 0.82% affiliated senior note issued to MLIC.

(3) Represents an affiliated surplus note. In June 2020, the affiliated surplus note, which bore interest at a fixed rate of 3.17%, matured and was refinanced with a $100 million affiliated surplus note, which bears interest at a fixed rate of 1.88%, payable semiannually, and is due June
    2025.

(4) Represents an investment in affiliated preferred stock. Dividends are payable quarterly at a variable rate.

  Through March 31, 2018, the Company provided investment administrative services to certain affiliates. The related investment administrative service charges to these affiliates were $19 million for the year ended December 31,
2018. Effective April 1, 2018, the Company receives investment advisory services from an affiliate. The related affiliated investment advisory charges to the Company were $280 million, $299 million and $198 million for the years ended December 31, 2020, 2019, and 2018, respectively.

                                    MLIC-75

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

7. Investments (continued)

    See "-- Variable Interest Entities" for information on investments in affiliated real estate joint ventures and an affiliated investment fund.

8. Derivatives

Accounting for Derivatives

  See Note 1 for a description of the Company's accounting policies for derivatives and Note 9 for information about the fair value hierarchy for derivatives.

Derivative Strategies

  The Company is exposed to various risks relating to its ongoing business operations, including interest rate, foreign currency exchange rate, credit and equity market. The Company uses a variety of strategies to manage these risks, including the use of derivatives.

  Derivatives are financial instruments with values derived from interest rates, foreign currency exchange rates, credit spreads and/or other financial indices. Derivatives may be exchange-traded or contracted in the over-the-counter ("OTC") market. Certain of the Company's OTC derivatives are cleared and settled through central clearing counterparties ("OTC-cleared"), while others are bilateral contracts between two
counterparties ("OTC-bilateral"). The types of derivatives the Company uses include swaps, forwards, futures and option contracts. To a lesser extent, the
Company uses credit default swaps and structured interest rate swaps to synthetically replicate investment risks and returns which are not readily available in the cash markets.

Interest Rate Derivatives

  The Company uses a variety of interest rate derivatives to reduce its exposure to changes in interest rates, including interest rate swaps, interest rate total return swaps, caps, floors, swaptions, futures and forwards.

  Interest rate swaps are used by the Company primarily to reduce market risks from changes in interest rates and to alter interest rate exposure arising from mismatches between assets and liabilities (duration mismatches). In an interest rate swap, the Company agrees with another party to exchange, at specified intervals, the difference between fixed rate and floating rate interest amounts as calculated by reference to an agreed notional amount. The Company utilizes interest rate swaps in fair value, cash flow and nonqualifying hedging relationships.

  The Company uses structured interest rate swaps to synthetically create investments that are either more expensive to acquire or otherwise unavailable in the cash markets. These transactions are a combination of a derivative and a cash instrument such as a U.S. government and agency, or other fixed maturity securities AFS. Structured interest rate swaps are included in interest rate swaps and are not designated as hedging instruments.

  Interest rate total return swaps are swaps whereby the Company agrees with another party to exchange, at specified intervals, the difference between the economic risk and reward of an asset or a market index and a benchmark interest rate, calculated by reference to an agreed notional amount. No cash is exchanged at the outset of the contract. Cash is paid and received over the life of the contract based on the terms of the swap. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by the counterparty at each due date. Interest rate total return swaps are used by the Company to reduce market risks from changes in interest rates and to alter interest rate exposure arising from mismatches between assets and liabilities (duration mismatches). The Company utilizes interest rate total return swaps in nonqualifying hedging relationships.

  The Company purchases interest rate caps primarily to protect its floating rate liabilities against rises in interest rates above a specified level, and against interest rate exposure arising from mismatches between assets and liabilities, and interest rate floors primarily to protect its minimum rate guarantee liabilities against declines in interest rates below a specified level. In certain instances, the Company locks in the economic impact of existing purchased caps and floors by entering into offsetting written caps and floors. The Company utilizes interest rate caps and floors in nonqualifying hedging relationships.

  In exchange-traded interest rate (Treasury and swap) futures transactions, the Company agrees to purchase or sell a specified number of contracts, the value of which is determined by the different classes of interest rate securities, to post variation margin on a daily basis in an amount equal to the difference in the daily market values of those contracts and to pledge initial margin based on futures exchange requirements. The Company enters into exchange-traded futures with regulated

                                    MLIC-76

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

8. Derivatives (continued)

futures commission merchants that are members of the exchange. Exchange-traded interest rate (Treasury and swap) futures are used primarily to hedge mismatches between the duration of assets in a portfolio and the duration of liabilities supported by those assets, to hedge against changes in value of securities the Company owns or anticipates acquiring, to hedge against changes in interest rates on anticipated liability issuances by replicating Treasury or swap curve performance, and to hedge minimum guarantees embedded in certain variable annuity products issued by the Company. The Company utilizes exchange-traded interest rate futures in nonqualifying hedging relationships.

  Swaptions are used by the Company to hedge interest rate risk associated with the Company's long-term liabilities and invested assets. A swaption is an option to enter into a swap with a forward starting effective date. In certain instances, the Company locks in the economic impact of existing purchased swaptions by entering into offsetting written swaptions. The Company pays a premium for purchased swaptions and receives a premium for written swaptions.
The Company utilizes swaptions in nonqualifying hedging relationships.
Swaptions are included in interest rate options.

  The Company enters into interest rate forwards to buy and sell securities.
The price is agreed upon at the time of the contract and payment for such a contract is made at a specified future date. The Company utilizes interest rate forwards in cash flow and nonqualifying hedging relationships.

  A synthetic GIC is a contract that simulates the performance of a traditional
GIC through the use of financial instruments. The contractholder owns the underlying assets, and the Company provides a guarantee (or "wrap") on the participant funds for an annual risk charge. The Company's maximum exposure to loss on synthetic GICs is the notional amount, in the event the values of all of the underlying assets were reduced to zero. The Company's risk is substantially lower due to contractual provisions that limit the portfolio to high quality assets, which are pre-approved and monitored for compliance, as well as the collection of risk charges. In addition, the crediting rates reset periodically to amortize market value gains and losses over a period equal to the duration of the wrapped portfolio, subject to a 0% floor. While plan participants may transact at book value, contractholder withdrawals may only occur immediately at market value, or at book value paid over a period of time per contract provisions. Synthetic GICs are not designated as hedging instruments.

Foreign Currency Exchange Rate Derivatives

  The Company uses foreign currency exchange rate derivatives, including foreign currency swaps and foreign currency forwards, to reduce the risk from fluctuations in foreign currency exchange rates associated with its assets and liabilities denominated in foreign currencies.

  In a foreign currency swap transaction, the Company agrees with another party to exchange, at specified intervals, the difference between one currency and another at a fixed exchange rate, generally set at inception, calculated by reference to an agreed upon notional amount. The notional amount of each currency is exchanged at the inception and termination of the currency swap by each party. The Company utilizes foreign currency swaps in fair value, cash flow and nonqualifying hedging relationships.

  In a foreign currency forward transaction, the Company agrees with another party to deliver a specified amount of an identified currency at a specified future date. The price is agreed upon at the time of the contract and payment for such a contract is made at the specified future date. The Company utilizes foreign currency forwards in nonqualifying hedging relationships.

Credit Derivatives

  The Company enters into purchased credit default swaps to hedge against credit-related changes in the value of its investments. In a credit default swap transaction, the Company agrees with another party to pay, at specified intervals, a premium to hedge credit risk. If a credit event occurs, as defined by the contract, the contract may be cash settled or it may be settled gross by the delivery of par quantities of the referenced investment equal to the specified swap notional amount in exchange for the payment of cash amounts by the counterparty equal to the par value of the investment surrendered. Credit

                                    MLIC-77

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

8. Derivatives (continued)

events vary by type of issuer but typically include bankruptcy, failure to pay debt obligations and involuntary restructuring for corporate obligors, as well as repudiation, moratorium or governmental intervention for sovereign obligors.
In each case, payout on a credit default swap is triggered only after the
Credit Derivatives Determinations Committee of the International Swaps and
Derivatives Association, Inc. ("ISDA") deems that a credit event has occurred.
The Company utilizes credit default swaps in nonqualifying hedging relationships.

  The Company enters into written credit default swaps to synthetically create credit investments that are either more expensive to acquire or otherwise unavailable in the cash markets. These transactions are a combination of a derivative and one or more cash instruments, such as U.S. government and agency, or other fixed maturity securities AFS. These credit default swaps are not designated as hedging instruments.

  The Company enters into forwards to lock in the price to be paid for forward purchases of certain securities. The price is agreed upon at the time of the contract and payment for the contract is made at a specified future date. When the primary purpose of entering into these transactions is to hedge against the risk of changes in purchase price due to changes in credit spreads, the Company designates these transactions as credit forwards. The Company utilizes credit forwards in cash flow hedging relationships.

Equity Derivatives

  The Company uses a variety of equity derivatives to reduce its exposure to equity market risk, including equity index options, equity variance swaps, exchange-traded equity futures and equity total return swaps.

  Equity index options are used by the Company primarily to hedge minimum guarantees embedded in certain variable annuity products issued by the Company.
To hedge against adverse changes in equity indices, the Company enters into contracts to sell the underlying equity index within a limited time at a contracted price. The contracts will be net settled in cash based on differentials in the indices at the time of exercise and the strike price.
Certain of these contracts may also contain settlement provisions linked to interest rates. In certain instances, the Company may enter into a combination of transactions to hedge adverse changes in equity indices within a pre-determined range through the purchase and sale of options. The Company utilizes equity index options in nonqualifying hedging relationships.

  Equity variance swaps are used by the Company primarily to hedge minimum guarantees embedded in certain variable annuity products issued by the Company.
In an equity variance swap, the Company agrees with another party to exchange amounts in the future, based on changes in equity volatility over a defined period. The Company utilizes equity variance swaps in nonqualifying hedging relationships.

  In exchange-traded equity futures transactions, the Company agrees to purchase or sell a specified number of contracts, the value of which is determined by the different classes of equity securities, to post variation margin on a daily basis in an amount equal to the difference in the daily market values of those contracts and to pledge initial margin based on futures exchange requirements. The Company enters into exchange-traded futures with regulated futures commission merchants that are members of the exchange.
Exchange-traded equity futures are used primarily to hedge minimum guarantees embedded in certain variable annuity products issued by the Company. The
Company utilizes exchange-traded equity futures in nonqualifying hedging relationships.

  In an equity total return swap, the Company agrees with another party to exchange, at specified intervals, the difference between the economic risk and reward of an asset or a market index and a benchmark interest rate, calculated by reference to an agreed notional amount. No cash is exchanged at the outset of the contract. Cash is paid and received over the life of the contract based on the terms of the swap. The Company uses equity total return swaps to hedge its equity market guarantees in certain of its insurance products. Equity total return swaps can be used as hedges or to synthetically create investments. The
Company utilizes equity total return swaps in nonqualifying hedging relationships.

                                    MLIC-78

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

8. Derivatives (continued)

Primary Risks Managed by Derivatives

   The following table presents the primary underlying risk exposure, gross notional amount and estimated fair value of the Company's derivatives, excluding embedded derivatives, held at:

                                                                                        December 31,
                                                            --------------------------------------------------------------------
                                                                          2020                               2019
                                                            --------------------------------- ----------------------------------
                                                                        Estimated Fair Value               Estimated Fair Value
                                                                       ----------------------             ----------------------
                                                              Gross                             Gross
                                                             Notional                          Notional
                          Primary Underlying Risk Exposure    Amount    Assets    Liabilities   Amount     Assets    Liabilities
                          --------------------------------  ---------- --------- ------------ ----------- --------- ------------
                                                                                       (In millions)
Derivatives Designated as Hedging Instruments:
Fair value hedges:
Interest rate swaps...... Interest rate                      $   3,175  $  3,224   $       4   $    2,370  $  2,668   $       2
Foreign currency swaps... Foreign currency exchange rate         1,049         5          76        1,250        12          17
                                                            ---------- ---------  ----------  ----------- ---------  ----------
 Subtotal................                                        4,224     3,229          80        3,620     2,680          19
                                                            ---------- ---------  ----------  ----------- ---------  ----------
Cash flow hedges:
Interest rate swaps...... Interest rate                          4,400        14          --        3,324       125          27
Interest rate forwards... Interest rate                          5,081       489          --        6,793        75         142
Foreign currency swaps... Foreign currency exchange rate        28,017     1,102       1,353       27,240     1,199       1,103
                                                            ---------- ---------  ----------  ----------- ---------  ----------
 Subtotal................                                       37,498     1,605       1,353       37,357     1,399       1,272
                                                            ---------- ---------  ----------  ----------- ---------  ----------
 Total qualifying hedges.                                       41,722     4,834       1,433       40,977     4,079       1,291
                                                            ---------- ---------  ----------  ----------- ---------  ----------
Derivatives Not Designated or Not Qualifying as Hedging Instruments:
Interest rate swaps...... Interest rate                         30,512     3,041           7       38,820     2,296         133
Interest rate floors..... Interest rate                         12,701       350          --       12,701       156          --
Interest rate caps....... Interest rate                         40,104        13          --       42,622        18           5
Interest rate futures.... Interest rate                            406        --          --          745        --          --
Interest rate options.... Interest rate                         15,337       174          --       24,944       427          --
Interest rate forwards... Interest rate                            265        --           9           --        --          --
Interest rate total
 return swaps............ Interest rate                          1,048        --          59        1,048         5          49
Synthetic GICs........... Interest rate                         11,739        --          --       16,498        --          --
Foreign currency swaps... Foreign currency exchange rate         5,596       292         238        6,124       419          97
Foreign currency forwards Foreign currency exchange rate         1,236         9          18        1,001        12           8
Credit default swaps --
 purchased............... Credit                                   886         8           9          888         4          11
Credit default swaps --
 written................. Credit                                 6,961       126          --        8,711       200           1
Equity futures........... Equity market                          2,591        --          16        2,039        --           5
Equity index options..... Equity market                         19,601       459         189       23,104       447         417
Equity variance swaps.... Equity market                            425        11           9          637        17          17
Equity total return swaps Equity market                          2,542         1         274          716        --          68
                                                            ---------- ---------  ----------  ----------- ---------  ----------
 Total non-designated or nonqualifying derivatives........     151,950     4,484         828      180,598     4,001         811
                                                            ---------- ---------  ----------  ----------- ---------  ----------
 Total....................................................   $ 193,672  $  9,318   $   2,261   $  221,575  $  8,080   $   2,102
                                                            ========== =========  ==========  =========== =========  ==========

  Based on gross notional amounts, a substantial portion of the Company's derivatives was not designated or did not qualify as part of a hedging relationship at both December 31, 2020 and 2019. The Company's use of derivatives includes (i) derivatives that serve as macro hedges of the
Company's exposure to various risks and that generally do not qualify for hedge accounting due to the criteria required under the portfolio hedging rules;
(ii) derivatives that economically hedge insurance liabilities that contain mortality or morbidity risk and that generally do not qualify for hedge accounting because the lack of these risks in the derivatives cannot support an expectation of a highly effective hedging relationship; (iii) derivatives that economically hedge embedded derivatives that do not qualify for hedge accounting because the changes in estimated fair value of the embedded derivatives are already recorded in net income; and (iv) written credit default swaps and interest rate swaps that are used to synthetically create investments and that do not qualify for hedge accounting because they do not involve a hedging relationship. For these nonqualified derivatives, changes in market factors can lead to the recognition of fair value changes on the statement of operations without an offsetting gain or loss recognized in earnings for the item being hedged.

                                    MLIC-79

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

8. Derivatives (continued)

The Effects of Derivatives on the Consolidated Statements of Operations and
Comprehensive Income (Loss)

   The following table presents the consolidated financial statement location and amount of gain (loss) recognized on fair value, cash flow, nonqualifying hedging relationships and embedded derivatives:

                                                                       Year Ended December 31, 2020
                                                   --------------------------------------------------------------------
                                                                                                  Interest
                                                                 Net        Net                  Credited to
                                                      Net     Investment Derivative Policyholder Policyholder
                                                   Investment   Gains      Gains    Benefits and   Account
                                                     Income    (Losses)   (Losses)     Claims     Balances       OCI
                                                   ---------- ---------- ---------- ------------ ------------  ---------
                                                                         (In millions)
Gain (Loss) on Fair Value Hedges:
Interest rate derivatives:
Derivatives designated as hedging instruments (1).  $    (10)  $     --  $      --    $    360         $--          N/A
Hedged items......................................        12         --         --        (399)         --          N/A
Foreign currency exchange rate derivatives:
Derivatives designated as hedging instruments (1).       (45)        --         --          --          --          N/A
Hedged items......................................        43         --         --          --          --          N/A
                                                   ---------- ---------- ---------- ------------ ------------  ---------
  Subtotal........................................        --         --         --         (39)         --          N/A
Gain (Loss) on Cash Flow Hedges:
Interest rate derivatives: (1)
Amount of gains (losses) deferred in AOCI.........       N/A        N/A        N/A         N/A         N/A       $1,268
Amount of gains (losses) reclassified from AOCI
 into income......................................        36        121         --          --          --        (157)
Foreign currency exchange rate derivatives: (1)
Amount of gains (losses) deferred in AOCI.........       N/A        N/A        N/A         N/A         N/A        (124)
Amount of gains (losses) reclassified from AOCI
 into income......................................         3        768         --          --          --        (771)
Foreign currency transaction gains (losses) on
 hedged items.....................................        --       (680)        --          --          --           --
Credit derivatives: (1)
Amount of gains (losses) deferred in AOCI.........       N/A        N/A        N/A         N/A         N/A           --
Amount of gains (losses) reclassified from AOCI
 into income......................................        --         --         --          --          --           --
                                                    --------   --------  ---------    --------     --------    ---------
  Subtotal........................................        39        209         --          --          --          216
Gain (Loss) on Derivatives Not Designated or Not
 Qualifying as Hedging Instruments:
Interest rate derivatives (1).....................        (6)        --      1,999          --          --          N/A
Foreign currency exchange rate derivatives (1)....        --         --       (371)         --          --          N/A
Credit derivatives -- purchased (1)...............        --         --         (6)         --          --          N/A
Credit derivatives -- written (1).................        --         --        (78)         --          --          N/A
Equity derivatives (1)............................        (2)        --       (973)       (238)         --          N/A
Foreign currency transaction gains (losses) on
 hedged items.....................................        --         --         91          --          --          N/A
                                                    --------   --------  ---------    --------     --------    ---------
  Subtotal........................................        (8)        --        662        (238)         --          N/A
Earned income on derivatives......................       239         --        633         186       (152)           --
Embedded derivatives (2)..........................       N/A        N/A       (557)         --         N/A          N/A
                                                   ---------- ---------- ---------- ------------ ------------  ---------
  Total...........................................  $    270   $    209  $     738    $    (91)     $(152)     $    216
                                                   ========== ========== ========== ============ ============  =========

                                    MLIC-80

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

8. Derivatives (continued)

                                                                       Year Ended December 31, 2019
                                                   -------------------------------------------------------------------
                                                                                                   Interest
                                                                 Net        Net                  Credited to
                                                      Net     Investment Derivative Policyholder Policyholder
                                                   Investment   Gains      Gains    Benefits and   Account
                                                     Income    (Losses)   (Losses)     Claims      Balances      OCI
                                                   ---------- ---------- ---------- ------------ ------------ --------
                                                                              (In millions)
Gain (Loss) on Fair Value Hedges:
Interest rate derivatives:
Derivatives designated as hedging instruments (1).  $     (2)  $     --   $     --    $    339     $      1        N/A
Hedged items......................................         4         --         --        (369)          --        N/A
Foreign currency exchange rate derivatives:
Derivatives designated as hedging instruments (1).       (54)        --         --          --           --        N/A
Hedged items......................................        54         --         --          --           --        N/A
                                                    --------   --------   --------    --------     --------   --------
  Subtotal........................................         2         --         --         (30)           1        N/A
Gain (Loss) on Cash Flow Hedges:
Interest rate derivatives: (1)
Amount of gains (losses) deferred in AOCI.........       N/A        N/A        N/A         N/A          N/A   $    605
Amount of gains (losses) reclassified from AOCI
 into income......................................        23          4         --          --           --        (27)
Foreign currency exchange rate derivatives: (1)
Amount of gains (losses) deferred in AOCI.........       N/A        N/A        N/A         N/A          N/A        (67)
Amount of gains (losses) reclassified from AOCI
 into income......................................        (3)       212         --          --           --       (209)
Foreign currency transaction gains (losses) on
 hedged items.....................................        --       (211)        --          --           --         --
Credit derivatives: (1)
Amount of gains (losses) deferred in AOCI.........       N/A        N/A        N/A         N/A          N/A         --
Amount of gains (losses) reclassified from AOCI
 into income......................................         1         --         --          --           --         (1)
                                                    --------   --------   --------    --------     --------   --------
  Subtotal........................................        21          5         --          --           --        301
Gain (Loss) on Derivatives Not Designated or Not
 Qualifying as Hedging Instruments:
Interest rate derivatives (1).....................        (3)        --        720          --           --        N/A
Foreign currency exchange rate derivatives (1)....        --         --        (49)         --           --        N/A
Credit derivatives -- purchased (1)...............        --         --        (25)         --           --        N/A
Credit derivatives -- written (1).................        --         --        172          --           --        N/A
Equity derivatives (1)............................        --         --       (944)       (150)          --        N/A
Foreign currency transaction gains (losses) on
 hedged items.....................................        --         --         (4)         --           --        N/A
                                                    --------   --------   --------    --------     --------   --------
  Subtotal........................................        (3)        --       (130)       (150)          --        N/A
Earned income on derivatives......................       270         --        272         135         (147)        --
Embedded derivatives (2)..........................       N/A        N/A       (430)         --          N/A        N/A
                                                    --------   --------   --------    --------     --------   --------
  Total...........................................  $    290   $      5   $   (288)   $    (45)    $   (146)  $    301
                                                    ========   ========   ========    ========     ========   ========

                                    MLIC-81

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

8. Derivatives (continued)

                                                                       Year Ended December 31, 2018
                                                   -------------------------------------------------------------------
                                                                                                   Interest
                                                                 Net        Net                  Credited to
                                                      Net     Investment Derivative Policyholder Policyholder
                                                   Investment   Gains      Gains    Benefits and   Account
                                                     Income    (Losses)   (Losses)     Claims      Balances      OCI
                                                   ---------- ---------- ---------- ------------ ------------ --------
                                                                              (In millions)
Gain (Loss) on Fair Value Hedges:
Interest rate derivatives:
Derivatives designated as hedging instruments (1).  $     --   $     --   $   (220)   $    --      $     --        N/A
Hedged items......................................        --         --        226         --            --        N/A
Foreign currency exchange rate derivatives:
Derivatives designated as hedging instruments (1).        --         --         75         --            --        N/A
Hedged items......................................        --         --        (78)        --            --        N/A
                                                    --------   --------   --------    -------      --------   --------
  Subtotal........................................        --         --          3         --            --        N/A
Gain (Loss) on Cash Flow Hedges:
Interest rate derivatives: (1)
Amount of gains (losses) deferred in AOCI.........       N/A        N/A        N/A        N/A           N/A   $   (262)
Amount of gains (losses) reclassified from AOCI
 into income......................................        20         --         22         --            --        (42)
Foreign currency exchange rate derivatives: (1)
Amount of gains (losses) deferred in AOCI.........       N/A        N/A        N/A        N/A           N/A        180
Amount of gains (losses) reclassified from AOCI
 into income......................................        (3)        --       (469)        --            --        472
Foreign currency transaction gains (losses) on
 hedged items.....................................        --         --        475         --            --         --
Credit derivatives: (1)
Amount of gains (losses) deferred in AOCI.........       N/A        N/A        N/A        N/A           N/A         --
Amount of gains (losses) reclassified from AOCI
 into income......................................         1         --          1         --            --         (2)
                                                    --------   --------   --------    -------      --------   --------
  Subtotal........................................        18         --         29         --            --        346
Gain (Loss) on Derivatives Not Designated or Not
 Qualifying as Hedging Instruments:
Interest rate derivatives (1).....................         4         --       (340)        --            --        N/A
Foreign currency exchange rate derivatives (1)....        --         --        429         --            --        N/A
Credit derivatives -- purchased (1)...............        --         --          9         --            --        N/A
Credit derivatives -- written (1).................        --         --        (90)        --            --        N/A
Equity derivatives (1)............................         1         --        166         45            --        N/A
Foreign currency transaction gains (losses) on
 hedged items.....................................        --         --       (155)        --            --        N/A
                                                    --------   --------   --------    -------      --------   --------
  Subtotal........................................         5         --         19         45            --        N/A
Earned income on derivatives......................       371         --        339          8          (113)        --
Embedded derivatives (2)..........................       N/A        N/A        376         --           N/A        N/A
                                                    --------   --------   --------    -------      --------   --------
  Total...........................................  $    394   $     --   $    766    $    53      $   (113)  $    346
                                                    ========   ========   ========    =======      ========   ========
--------
(1)Excludes earned income on derivatives.

(2)The valuation of guaranteed minimum benefits includes a nonperformance risk adjustment. The amounts included in net derivative gains (losses) in connection with this adjustment were $7 million, ($16) million and
   $51 million for the years ended December 31, 2020, 2019 and 2018, respectively.

                                    MLIC-82

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

8. Derivatives (continued)

Fair Value Hedges

   The Company designates and accounts for the following as fair value hedges when they have met the requirements of fair value hedging: (i) interest rate swaps to convert fixed rate assets and liabilities to floating rate assets and liabilities; and (ii) foreign currency swaps to hedge the foreign currency fair value exposure of foreign currency denominated assets and liabilities.

   The following table presents the balance sheet classification, carrying amount and cumulative fair value hedging adjustments for items designated and qualifying as hedged items in fair value hedges:

                                                             Cumulative Amount
                                                           of Fair Value Hedging
                                                                Adjustments
                                Carrying Amount of the   Included in the Carrying
                                        Hedged               Amount of Hedged
Balance Sheet Line Item          Assets/(Liabilities)    Assets/(Liabilities) (1)
------------------------------ ------------------------  ------------------------
                               December 31, December 31, December 31, December 31,
                                   2020         2019         2020         2019
                               ------------ ------------ ------------ ------------
                                                  (In millions)
Fixed maturity securities AFS.   $    461    $      404    $     (1)    $    (1)
Mortgage loans................   $    925    $    1,127    $     20     $     2
Future policy benefits........   $ (5,512)   $   (4,475)   $ (1,307)    $  (908)
-------------
(1)Includes ($1) million of hedging adjustments on discontinued hedging relationships at both December 31, 2020 and 2019.

  All components of each derivative's gain or loss were included in the assessment of hedge effectiveness.

Cash Flow Hedges

  The Company designates and accounts for the following as cash flow hedges when they have met the requirements of cash flow hedging: (i) interest rate swaps to convert floating rate assets and liabilities to fixed rate assets and liabilities; (ii) foreign currency swaps to hedge the foreign currency cash flow exposure of foreign currency denominated assets and liabilities;
(iii) interest rate forwards and credit forwards to lock in the price to be paid for forward purchases of investments; and (iv) interest rate swaps and interest rate forwards to hedge the forecasted purchases of fixed rate investments.

  In certain instances, the Company discontinued cash flow hedge accounting because the forecasted transactions were no longer probable of occurring.
Because certain of the forecasted transactions also were not probable of occurring within two months of the anticipated date, the Company reclassified amounts from AOCI into income. These amounts were $45 million, $51 million, and
$0 for the years ended December 31, 2020, 2019 and 2018, respectively.

  At both the years ended December 31, 2020 and 2019, the maximum length of time over which the Company was hedging its exposure to variability in future cash flows for forecasted transactions did not exceed eight years.

  At December 31, 2020 and 2019, the balance in AOCI associated with cash flow hedges was $2.3 billion and $2.0 billion, respectively.

  All components of each derivative's gain or loss were included in the assessment of hedge effectiveness.

  At December 31, 2020, the Company expected to reclassify $11 million of deferred net gains (losses) on derivatives in AOCI, to earnings within the next
12 months.

Credit Derivatives

   In connection with synthetically created credit investment transactions, the
Company writes credit default swaps for which it receives a premium to insure credit risk. Such credit derivatives are included within the effects of derivatives on the consolidated statements of operations and comprehensive income (loss) table. If a credit event occurs, as defined by the contract, the contract may be cash settled or it may be settled gross by the Company paying the counterparty the specified swap notional amount in exchange for the delivery of par quantities of the referenced credit obligation. The Company's maximum amount at risk, assuming the value of all referenced credit obligations is zero, was $7.0 billion and $8.7 billion at December 31,

                                    MLIC-83

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

8. Derivatives (continued)

2020 and 2019, respectively. The Company can terminate these contracts at any time through cash settlement with the counterparty at an amount equal to the then current estimated fair value of the credit default swaps. At December 31,
2020 and 2019, the Company would have received $126 million and $199 million, respectively, to terminate all of these contracts.

   The following table presents the estimated fair value, maximum amount of future payments and weighted average years to maturity of written credit default swaps at:

                                                                          December 31,
                                          -----------------------------------------------------------------------------
                                                           2020                                   2019
                                          -------------------------------------- --------------------------------------
                                                        Maximum                                Maximum
                                          Estimated      Amount                  Estimated      Amount
                                          Fair Value   of Future      Weighted   Fair Value   of Future      Weighted
                                          of Credit  Payments under   Average    of Credit  Payments under   Average
Rating Agency Designation of Referenced    Default   Credit Default   Years to    Default   Credit Default   Years to
Credit Obligations (1)                      Swaps        Swaps      Maturity (2)   Swaps        Swaps      Maturity (2)
----------------------------------------- ---------- -------------- ------------ ---------- -------------- ------------
                                                                      (Dollars in millions)
Aaa/Aa/A
Single name credit default swaps (3).....  $     --   $         54         0.6     $     1   $         94         1.7
Credit default swaps referencing indices.        27          1,779         2.5          34          2,099         2.3
                                          ---------  -------------                --------  -------------
  Subtotal...............................        27          1,833         2.4          35          2,193         2.2
                                          ---------  -------------                --------  -------------
Baa
Single name credit default swaps (3).....         2            174         2.1           2            124         1.6
Credit default swaps referencing indices.        97          4,954         5.3         141          6,165         5.0
                                          ---------  -------------                --------  -------------
  Subtotal...............................        99          5,128         5.2         143          6,289         5.0
                                          ---------  -------------                --------  -------------
B
Single name credit default swaps (3).....        --             --          --          --             10         0.5
Credit default swaps referencing indices.        --             --          --          21            219         5.0
                                          ---------  -------------                --------  -------------
  Subtotal...............................        --             --          --          21            229         4.8
                                          ---------  -------------                --------  -------------
  Total..................................  $    126   $      6,961         4.5     $   199   $      8,711         4.3
                                          =========  =============                ========  =============
-------------
(1)The rating agency designations are based on availability and the midpoint of the applicable ratings among Moody's Investors Service ("Moody's"), S&P and
   Fitch Ratings. If no rating is available from a rating agency, then an internally developed rating is used.

(2)The weighted average years to maturity of the credit default swaps is calculated based on weighted average gross notional amounts.

(3)Single name credit default swaps may be referenced to the credit of corporations, foreign governments, or municipals.

Credit Risk on Freestanding Derivatives

  The Company may be exposed to credit-related losses in the event of nonperformance by its counterparties to derivatives. Generally, the current credit exposure of the Company's derivatives is limited to the net positive estimated fair value of derivatives at the reporting date after taking into consideration the existence of master netting or similar agreements and any collateral received pursuant to such agreements.

  The Company manages its credit risk related to derivatives by entering into transactions with creditworthy counterparties and establishing and monitoring exposure limits. The Company's OTC-bilateral derivative transactions are governed by ISDA Master Agreements which provide for legally enforceable set-off and close-out netting of exposures to specific counterparties in the event of early termination of a transaction, which includes, but is not limited to, events of default and bankruptcy. In the event of an early termination, the
Company is permitted to set off receivables from the counterparty against payables to the same counterparty arising out of all included transactions. All of the Company's ISDA Master Agreements also include Credit Support Annex provisions which require both the pledging and accepting of collateral in connection with its OTC-bilateral derivatives.

                                    MLIC-84

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

8. Derivatives (continued)

  The Company's OTC-cleared derivatives are effected through central clearing counterparties and its exchange-traded derivatives are effected through regulated exchanges. Such positions are marked to market and margined on a daily basis (both initial margin and variation margin), and the Company has minimal exposure to credit-related losses in the event of nonperformance by counterparties to such derivatives.

  See Note 9 for a description of the impact of credit risk on the valuation of derivatives.

  The estimated fair values of the Company's net derivative assets and net derivative liabilities after the application of master netting agreements and collateral were as follows at:

                                                                                                  December 31,
                                                                               --------------------------------------------------
                                                                                         2020                      2019
                                                                               ------------------------  ------------------------
Derivatives Subject to a Master Netting Arrangement or a Similar Arrangement      Assets    Liabilities     Assets    Liabilities
----------------------------------------------------------------------------   -----------  -----------  -----------  -----------
                                                                                                 (In millions)
Gross estimated fair value of derivatives:
OTC-bilateral (1).............................................................  $    9,244   $    2,192   $    7,974   $    2,035
OTC-cleared (1)...............................................................         139            6          191           53
Exchange-traded...............................................................          --           16           --            5
                                                                               -----------  -----------  -----------  -----------
 Total gross estimated fair value of derivatives presented on the
   consolidated balance sheets (1)............................................       9,383        2,214        8,165        2,093
Gross amounts not offset on the consolidated balance sheets:
Gross estimated fair value of derivatives: (2)
OTC-bilateral.................................................................      (1,996)      (1,996)      (1,915)     (1,915)
OTC-cleared...................................................................          (5)          (5)         (25)        (25)
Cash collateral: (3), (4)
OTC-bilateral.................................................................      (6,073)          --       (4,808)          --
OTC-cleared...................................................................         (98)          --         (165)          --
Securities collateral: (5)
OTC-bilateral.................................................................      (1,115)        (188)      (1,246)       (114)
OTC-cleared...................................................................          --           (1)          --         (28)
Exchange-traded...............................................................          --          (16)          --          (5)
                                                                               -----------  -----------  -----------  -----------
 Net amount after application of master netting agreements and collateral.....  $       96   $        8   $        6   $        6
                                                                               ===========  ===========  ===========  ===========
--------
(1)At December 31, 2020 and 2019, derivative assets included income (expense)
   accruals reported in accrued investment income or in other liabilities of
   $65 million and $85 million, respectively, and derivative liabilities included (income) expense accruals reported in accrued investment income or in other liabilities of ($47) million and ($9) million, respectively.

(2)Estimated fair value of derivatives is limited to the amount that is subject to set-off and includes income or expense accruals.

(3)Cash collateral received by the Company for OTC-bilateral and OTC-cleared derivatives, where the centralized clearinghouse treats variation margin as collateral, is included in cash and cash equivalents, short-term investments or in fixed maturity securities AFS, and the obligation to return it is included in payables for collateral under securities loaned and other transactions on the balance sheet.

(4)The receivable for the return of cash collateral provided by the Company is inclusive of initial margin on exchange-traded and OTC-cleared derivatives and is included in premiums, reinsurance and other receivables on the balance sheet. The amount of cash collateral offset in the table above is limited to the net estimated fair value of derivatives after application of netting agreements. At December 31, 2020 and 2019, the Company received excess cash collateral of $175 million and $290 million, respectively, and provided no excess cash collateral for either period.

                                    MLIC-85

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

8. Derivatives (continued)

(5)Securities collateral received by the Company is held in separate custodial accounts and is not recorded on the balance sheet. Subject to certain constraints, the Company is permitted by contract to sell or re-pledge this collateral, but at December 31, 2020, none of the collateral had been sold or re-pledged. Securities collateral pledged by the Company is reported in fixed maturity securities AFS on the balance sheet. Subject to certain constraints, the counterparties are permitted by contract to sell or re-pledge this collateral. The amount of securities collateral offset in the table above is limited to the net estimated fair value of derivatives after application of netting agreements and cash collateral. At December 31, 2020 and 2019, the Company received excess securities collateral with an estimated fair value of $150 million and $97 million, respectively, for its
   OTC-bilateral derivatives, which are not included in the table above due to the foregoing limitation. At December 31, 2020 and 2019, the Company provided excess securities collateral with an estimated fair value of
   $185 million and $48 million, respectively, for its OTC-bilateral derivatives, $1.4 billion and $462 million, respectively, for its
   OTC-cleared derivatives, and $188 million and $90 million, respectively, for its exchange-traded derivatives, which are not included in the table above due to the foregoing limitation.

  The Company's collateral arrangements for its OTC-bilateral derivatives generally require the counterparty in a net liability position, after considering the effect of netting agreements, to pledge collateral when the collateral amount owed by that counterparty reaches a minimum transfer amount.
All of the Company's netting agreements for derivatives contain provisions that require both Metropolitan Life Insurance Company and the counterparty to maintain a specific investment grade financial strength or credit rating from each of Moody's and S&P. If a party's financial strength or credit rating were to fall below that specific investment grade financial strength or credit rating, that party would be in violation of these provisions, and the other party to the derivatives could terminate the transactions and demand immediate settlement and payment based on such party's reasonable valuation of the derivatives.

  The following table presents the estimated fair value of the Company's
OTC-bilateral derivatives that were in a net liability position after considering the effect of netting agreements, together with the estimated fair value and balance sheet location of the collateral pledged.

                                                                                  December 31,
                                                        -----------------------------------------------------------------
                                                                      2020                             2019
                                                        -------------------------------- --------------------------------
                                                        Derivatives Derivatives          Derivatives Derivatives
                                                        Subject to  Not Subject          Subject to  Not Subject
                                                         Financial  to Financial          Financial  to Financial
                                                         Strength-   Strength-            Strength-   Strength-
                                                        Contingent   Contingent          Contingent   Contingent
                                                        Provisions   Provisions   Total  Provisions   Provisions   Total
                                                        ----------- ------------ ------- ----------- ------------ -------
                                                                                  (In millions)
Estimated fair value of derivatives in a net liability
 position (1)..........................................  $    196      $   --    $   196  $    120      $   --    $   120
Estimated fair value of collateral provided:
Fixed maturity securities AFS..........................  $    239      $   --    $   239  $    135      $   --    $   135
-------------
(1)After taking into consideration the existence of netting agreements.

Embedded Derivatives

  The Company issues certain products or purchases certain investments that contain embedded derivatives that are required to be separated from their host contracts and accounted for as freestanding derivatives.

                                    MLIC-86

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

8. Derivatives (continued)

   The following table presents the estimated fair value and balance sheet location of the Company's embedded derivatives that have been separated from their host contracts at:

                                                                                    December 31,
                                                                               ----------------------
                                                   Balance Sheet Location         2020       2019
                                                ------------------------------ ---------- -----------
                                                                                   (In millions)
Embedded derivatives within liability host
 contracts:
Direct guaranteed minimum benefits............. Policyholder account balances.  $     488   $     175
Assumed guaranteed minimum benefits............ Policyholder account balances.          5           3
Funds withheld on ceded reinsurance (including
 affiliated)................................... Other liabilities.............      1,428       1,017
Fixed annuities with equity indexed returns.... Policyholder account balances.        139         130
Other guarantees............................... Policyholder account balances.          1          --
                                                                               ---------- -----------
  Embedded derivatives within liability host contracts......................    $   2,061   $   1,325
                                                                               ========== ===========

9. Fair Value

   When developing estimated fair values, the Company considers three broad valuation approaches: (i) the market approach, (ii) the income approach, and
(iii) the cost approach. The Company determines the most appropriate valuation approach to use, given what is being measured and the availability of sufficient inputs, giving priority to observable inputs. The Company categorizes its assets and liabilities measured at estimated fair value into a three-level hierarchy, based on the significant input with the lowest level in its valuation. The input levels are as follows:

Level 1  Unadjusted quoted prices in active markets for identical assets or liabilities. The Company defines active markets based on average trading volume for equity securities. The size of the bid/ask spread is used as an indicator of market activity for fixed maturity securities AFS.

Level 2  Quoted prices in markets that are not active or inputs that are observable either directly or indirectly. These inputs can include quoted prices for similar assets or liabilities other than quoted prices in Level 1, quoted prices in markets that are not active, or other significant inputs that are observable or can be derived principally from or corroborated by observable market data for substantially the full term of the assets or liabilities.

Level 3  Unobservable inputs that are supported by little or no market activity and are significant to the determination of estimated fair value of the assets or liabilities. Unobservable inputs reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the asset or liability.

   Financial markets are susceptible to severe events evidenced by rapid depreciation in asset values accompanied by a reduction in asset liquidity. The
Company's ability to sell securities, as well as the price ultimately realized for these securities, depends upon the demand and liquidity in the market and increases the use of judgment in determining the estimated fair value of certain securities.

   Considerable judgment is often required in interpreting the market data used to develop estimates of fair value, and the use of different assumptions or valuation methodologies may have a material effect on the estimated fair value amounts.

                                    MLIC-87

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

9. Fair Value (continued)

Recurring Fair Value Measurements

   The assets and liabilities measured at estimated fair value on a recurring basis and their corresponding placement in the fair value hierarchy, including those items for which the Company has elected the FVO, are presented below at:

                                                                                    December 31, 2020
                                                          ---------------------------------------------------------------------
                                                                         Fair Value Hierarchy
                                                          ---------------------------------------------------
                                                                                                                   Total
                                                                                                                 Estimated
                                                              Level 1           Level 2          Level 3         Fair Value
                                                          ---------------- ----------------- ---------------- -----------------
                                                                                      (In millions)
Assets
Fixed maturity securities AFS:
U.S. corporate...........................................  $            --  $         53,717  $         6,692  $         60,409
Foreign corporate........................................               --            24,098            8,181            32,279
U.S. government and agency...............................           12,697            18,074               --            30,771
RMBS.....................................................               --            21,186            3,040            24,226
ABS......................................................               --            11,351            1,224            12,575
Municipals...............................................               --             8,983               --             8,983
CMBS.....................................................               --             6,628              201             6,829
Foreign government.......................................               --             5,263                5             5,268
                                                          ---------------- ----------------- ---------------- -----------------
  Total fixed maturity securities AFS....................           12,697           149,300           19,343           181,340
                                                          ---------------- ----------------- ---------------- -----------------
Short-term investments...................................            2,216               406                1             2,623
Residential mortgage loans -- FVO........................               --                --              165               165
Other investments........................................              431               270              565             1,266
Derivative assets: (1)
Interest rate............................................               --             6,816              489             7,305
Foreign currency exchange rate...........................               --             1,408               --             1,408
Credit...................................................               --               109               25               134
Equity market............................................               --               454               17               471
                                                          ---------------- ----------------- ---------------- -----------------
  Total derivative assets................................               --             8,787              531             9,318
                                                          ---------------- ----------------- ---------------- -----------------
Separate account assets (2)..............................           28,296            99,405              945           128,646
                                                          ---------------- ----------------- ---------------- -----------------
  Total assets (3).......................................  $        43,640  $        258,168  $        21,550  $        323,358
                                                          ================ ================= ================ =================
Liabilities
Derivative liabilities: (1)
Interest rate............................................               --                11               68                79
Foreign currency exchange rate...........................               --             1,683                2             1,685
Credit...................................................               --                 9               --                 9
Equity market............................................               16               463                9               488
                                                          ---------------- ----------------- ---------------- -----------------
  Total derivative liabilities...........................               16             2,166               79             2,261
                                                          ---------------- ----------------- ---------------- -----------------
Embedded derivatives within liability host contracts (4).               --                --            2,061             2,061
Separate account liabilities (2).........................               12                 8                6                26
                                                          ---------------- ----------------- ---------------- -----------------
  Total liabilities......................................  $            28  $          2,174  $         2,146  $          4,348
                                                          ================ ================= ================ =================

                                    MLIC-88

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

9. Fair Value (continued)

                                                                                    December 31, 2019
                                                          ---------------------------------------------------------------------
                                                                         Fair Value Hierarchy
                                                          ---------------------------------------------------
                                                                                                                   Total
                                                                                                                 Estimated
                                                              Level 1           Level 2          Level 3         Fair Value
                                                          ---------------- ----------------- ---------------- -----------------
                                                                                      (In millions)
Assets
Fixed maturity securities AFS:
U.S. corporate...........................................  $            --  $         53,975  $         4,484  $         58,459
Foreign corporate........................................               --            25,403            4,898            30,301
U.S. government and agency...............................           11,484            17,764               --            29,248
RMBS.....................................................                3            20,158            2,612            22,773
ABS......................................................               --             9,459              742            10,201
Municipals...............................................               --             7,849                7             7,856
CMBS.....................................................               --             5,679               41             5,720
Foreign government.......................................               --             4,996               10             5,006
                                                          ---------------- ----------------- ---------------- -----------------
  Total fixed maturity securities AFS....................           11,487           145,283           12,794           169,564
                                                          ---------------- ----------------- ---------------- -----------------
Short-term investments...................................            1,077               789               17             1,883
Residential mortgage loans -- FVO........................               --                --              188               188
Other investments........................................              396                56              799             1,251
Derivative assets: (1)
Interest rate............................................               --             5,690               80             5,770
Foreign currency exchange rate...........................               --             1,642               --             1,642
Credit...................................................               --               172               32               204
Equity market............................................               --               439               25               464
                                                          ---------------- ----------------- ---------------- -----------------
  Total derivative assets................................               --             7,943              137             8,080
                                                          ---------------- ----------------- ---------------- -----------------
Separate account assets (2)..............................           22,753            94,192              922           117,867
                                                          ---------------- ----------------- ---------------- -----------------
  Total assets (3).......................................  $        35,713  $        248,263  $        14,857  $        298,833
                                                          ================ ================= ================ =================
Liabilities
Derivative liabilities: (1)
Interest rate............................................  $            --  $            167  $           191  $            358
Foreign currency exchange rate...........................               --             1,225               --             1,225
Credit...................................................               --                11                1                12
Equity market............................................                5               485               17               507
                                                          ---------------- ----------------- ---------------- -----------------
  Total derivative liabilities...........................                5             1,888              209             2,102
                                                          ---------------- ----------------- ---------------- -----------------
Embedded derivatives within liability host contracts (4).               --                --            1,325             1,325
Separate account liabilities (2).........................                1                14                7                22
                                                          ---------------- ----------------- ---------------- -----------------
  Total liabilities......................................  $             6  $          1,902  $         1,541  $          3,449
                                                          ================ ================= ================ =================
--------
(1)Derivative assets are presented within other invested assets on the consolidated balance sheets and derivative liabilities are presented within other liabilities on the consolidated balance sheets. The amounts are presented gross in the tables above to reflect the presentation on the consolidated balance sheets, but are presented net for purposes of the rollforward in the Fair Value Measurements Using Significant Unobservable
   Inputs (Level 3) tables.

(2)Investment performance related to separate account assets is fully offset by corresponding amounts credited to contractholders whose liability is reflected within separate account liabilities. Separate account liabilities are set equal to the estimated fair value of separate account assets.
   Separate account liabilities presented in the tables above represent derivative liabilities.

(3)Total assets included in the fair value hierarchy exclude other limited partnership interests that are measured at estimated fair value using the net asset value ("NAV") per share (or its equivalent) practical expedient.
   At December 31, 2020 and 2019, the estimated fair value of such investments was $70 million and $90 million, respectively.

                                    MLIC-89

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

9. Fair Value (continued)

(4)Embedded derivatives within liability host contracts are presented within policyholder account balances and other liabilities on the consolidated balance sheets.

  The following describes the valuation methodologies used to measure assets and liabilities at fair value.

  Investments

   Securities, Short-term Investments and Other Investments

     When available, the estimated fair value of these financial instruments is based on quoted prices in active markets that are readily and regularly obtainable. Generally, these are the most liquid of the Company's securities holdings and valuation of these securities does not involve management's judgment.

     When quoted prices in active markets are not available, the determination of estimated fair value is based on market standard valuation methodologies, giving priority to observable inputs. The significant inputs to the market standard valuation methodologies for certain types of securities with reasonable levels of price transparency are inputs that are observable in the market or can be derived principally from, or corroborated by, observable market data. When observable inputs are not available, the market standard valuation methodologies rely on inputs that are significant to the estimated fair value that are not observable in the market or cannot be derived principally from, or corroborated by, observable market data. These unobservable inputs can be based in large part on management's judgment or estimation and cannot be supported by reference to market activity. Even though these inputs are unobservable, management believes they are consistent with what other market participants would use when pricing such securities and are considered appropriate given the circumstances.

     The estimated fair value of short-term investments and other investments is determined on a basis consistent with the methodologies described herein for securities.

     The valuation approaches and key inputs for each category of assets or liabilities that are classified within Level 2 and Level 3 of the fair value hierarchy are presented below. The primary valuation approaches are the market approach, which considers recent prices from market transactions involving identical or similar assets or liabilities, and the income approach, which converts expected future amounts (e.g. cash flows) to a single current, discounted amount. The valuation

                                    MLIC-90

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

9. Fair Value (continued)

   of most instruments listed below is determined using independent pricing sources, matrix pricing, discounted cash flow methodologies or other similar techniques that use either observable market inputs or unobservable inputs.

-----------------------------------------------------------------------------------------
                           Level 2                                Level 3
Instrument            Observable Inputs                     Unobservable Inputs
-----------------------------------------------------------------------------------------
 Fixed maturity securities AFS
-----------------------------------------------------------------------------------------
  U.S. corporate and Foreign corporate securities
-----------------------------------------------------------------------------------------
            Valuation Approaches: Principally the  Valuation Approaches: Principally the
            market and income approaches.          market approach.
            Key Inputs:                            Key Inputs:
            . quoted prices in markets that are    .illiquidity premium
              not active
            . benchmark yields; spreads off        .delta spread adjustments to reflect
              benchmark yields; new issuances;      specific credit-related issues
              issuer ratings
            . trades of identical or comparable    .credit spreads
              securities; duration
            . privately-placed securities are
              valued using the additional key      . quoted prices in markets that are
              inputs:                                not active for identical or similar
            . market yield curve; call provisions    securities that are less liquid and
             . observable prices and spreads for     based on lower levels of trading
               similar public or private             activity than securities classified
               securities that incorporate the       in Level 2
               credit quality and industry sector  .independent non-binding broker
               of the issuer                        quotations
            . delta spread adjustments to reflect
              specific credit-related issues
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
  U.S. government and agency securities, Municipals and Foreign government securities
-----------------------------------------------------------------------------------------
            Valuation Approaches: Principally the  Valuation Approaches: Principally the
            market approach.                       market approach.
            Key Inputs:                            Key Inputs:
            .quoted prices in markets that are     .independent non-binding broker
             not active                             quotations
            .benchmark U.S. Treasury yield or      . quoted prices in markets that are
             other yields                            not active for identical or similar
                                                     securities that are less liquid and
            .the spread off the U.S. Treasury        based on lower levels of trading
             yield curve for the identical           activity than securities classified
             security                                in Level 2
            .issuer ratings and issuer spreads;    .credit spreads
             broker-dealer quotations
            .comparable securities that are
             actively traded
-----------------------------------------------------------------------------------------
  Structured Products
-----------------------------------------------------------------------------------------
            Valuation Approaches: Principally the  Valuation Approaches: Principally the
            market and income approaches.          market and income approaches.
            Key Inputs:                            Key Inputs:
            .quoted prices in markets that are     .credit spreads
             not active
            .spreads for actively traded           . quoted prices in markets that are
             securities; spreads off benchmark       not active for identical or similar
             yields                                  securities that are less liquid and
                                                     based on lower levels of trading
            .expected prepayment speeds and          activity than securities classified
             volumes                                 in Level 2
            .current and forecasted loss           .independent non-binding broker
             severity; ratings; geographic region   quotations
            .weighted average coupon and weighted  .credit ratings
             average maturity
            .average delinquency rates;
             debt-service coverage ratios
            .credit ratings
            .issuance-specific information,
             including, but not limited to:
             .collateral type; structure of the
              security; vintage of the loans
             .payment terms of the underlying
              assets
             .payment priority within the
              tranche; deal performance
-----------------------------------------------------------------------------------------
Short-term investments and Other investments
-----------------------------------------------------------------------------------------
            . Certain short-term investments and   . Certain short-term investments and
               other investments are of a similar     other investments are of a similar
               nature and class to the fixed          nature and class to the fixed
               maturity securities AFS described      maturity securities AFS described
               above; while certain other             above, while certain other
               investments are similar to equity      investments are similar to equity
               securities. The valuation              securities. The valuation
               approaches and observable inputs       approaches and unobservable inputs
               used in their valuation are also       used in their valuation are also
               similar to those described above.      similar to those described above.
               Other investments contain equity       Other investments contain equity
               securities valued using quoted         securities that use key
               prices in markets that are not         unobservable inputs such as credit
               considered active.                     ratings; issuance structures, in
                                                      addition to those described above
                                                      for fixed maturities AFS.
-----------------------------------------------------------------------------------------
  Residential mortgage loans -- FVO
-----------------------------------------------------------------------------------------
            .N/A                                     Valuation Approaches: Principally
                                                     the market approach.
                                                     Valuation Techniques and Key
                                                     Inputs: These investments are based
                                                     primarily on matrix pricing or
                                                     other similar techniques that
                                                     utilize inputs from mortgage
                                                     servicers that are unobservable or
                                                     cannot be derived principally from,
                                                     or corroborated by, observable
                                                     market data.
-----------------------------------------------------------------------------------------
Separate account assets and Separate account liabilities (1)
-----------------------------------------------------------------------------------------
  Mutual funds and hedge funds without readily determinable fair values as prices are not published publicly
-----------------------------------------------------------------------------------------
            Key Input:                             .N/A
            .quoted prices or reported NAV
             provided by the fund managers
-----------------------------------------------------------------------------------------
  Other limited partnership interests
-----------------------------------------------------------------------------------------
            .N/A                                     Valued giving consideration to the
                                                     underlying holdings of the
                                                     partnerships and adjusting, if
                                                     appropriate.
                                                   Key Inputs:
                                                   .liquidity; bid/ask spreads;
                                                    performance record of the fund
                                                    manager
                                                   .other relevant variables that may
                                                    impact the exit value of the
                                                    particular partnership interest
-           -----------------------------------------------------------------------------

                                    MLIC-91

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

9. Fair Value (continued)

--------

(1)Estimated fair value equals carrying value, based on the value of the underlying assets, including: mutual fund interests, fixed maturity securities, equity securities, derivatives, hedge funds, other limited partnership interests, short-term investments and cash and cash equivalents.
   Fixed maturity securities, equity securities, derivatives, short-term investments and cash and cash equivalents are similar in nature to the instruments described under "-- Securities, Short-term Investments and Other
   Investments" and "-- Derivatives -- Freestanding Derivatives."

  Derivatives

    The estimated fair value of derivatives is determined through the use of quoted market prices for exchange-traded derivatives, or through the use of pricing models for OTC-bilateral and OTC-cleared derivatives. The determination of estimated fair value, when quoted market values are not available, is based on market standard valuation methodologies and inputs that management believes are consistent with what other market participants would use when pricing such instruments. Derivative valuations can be affected by changes in interest rates, foreign currency exchange rates, financial indices, credit spreads, default risk, nonperformance risk, volatility, liquidity and changes in estimates and assumptions used in the pricing models.

    The significant inputs to the pricing models for most OTC-bilateral and
  OTC-cleared derivatives are inputs that are observable in the market or can be derived principally from, or corroborated by, observable market data.
  Certain OTC-bilateral and OTC-cleared derivatives may rely on inputs that are significant to the estimated fair value that are not observable in the market or cannot be derived principally from, or corroborated by, observable market data. These unobservable inputs may involve significant management judgment or estimation. Even though unobservable, these inputs are based on assumptions deemed appropriate given the circumstances and management believes they are consistent with what other market participants would use when pricing such instruments.

    Most inputs for OTC-bilateral and OTC-cleared derivatives are mid-market inputs but, in certain cases, liquidity adjustments are made when they are deemed more representative of exit value. Market liquidity, as well as the use of different methodologies, assumptions and inputs, may have a material effect on the estimated fair values of the Company's derivatives and could materially affect net income.

    The credit risk of both the counterparty and the Company are considered in determining the estimated fair value for all OTC-bilateral and OTC-cleared derivatives, and any potential credit adjustment is based on the net exposure by counterparty after taking into account the effects of netting agreements and collateral arrangements. The Company values its OTC-bilateral and
  OTC-cleared derivatives using standard swap curves which may include a spread to the risk-free rate, depending upon specific collateral arrangements. This credit spread is appropriate for those parties that execute trades at pricing levels consistent with similar collateral arrangements. As the Company and its significant derivative counterparties generally execute trades at such pricing levels and hold sufficient collateral, additional credit risk adjustments are not currently required in the valuation process. The
  Company's ability to consistently execute at such pricing levels is, in part, due to the netting agreements and collateral arrangements that are in place with all of its significant derivative counterparties. An evaluation of the requirement to make additional credit risk adjustments is performed by the
  Company each reporting period.

  Freestanding Derivatives

   Level 2 Valuation Approaches and Key Inputs:

     This level includes all types of derivatives utilized by the Company with the exception of exchange-traded derivatives included within Level 1 and those derivatives with unobservable inputs as described in Level 3.

   Level 3 Valuation Approaches and Key Inputs:

    These valuation methodologies generally use the same inputs as described in the corresponding sections for Level 2 measurements of derivatives. However, these derivatives result in Level 3 classification because one or more of the significant inputs are not observable in the market or cannot be derived principally from, or corroborated by, observable market data.

                                    MLIC-92

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

9. Fair Value (continued)

    Freestanding derivatives are principally valued using the income approach.
  Valuations of non-option-based derivatives utilize present value techniques, whereas valuations of option-based derivatives utilize option pricing models.
  Key inputs are as follows:

-----------------------------------------------------------------------------------------------------------------------------
                                                                            Foreign Currency
              Instrument                         Interest Rate                Exchange Rate                Credit
-----------------------------------------------------------------------------------------------------------------------------
Inputs common to Level 2 and Level 3     swap yield curves               swap yield curves        swap yield curves
 by instrument type                      basis curves                    basis curves             credit curves
                                         interest rate volatility (1)    currency spot rates      recovery rates
                                                                         cross currency basis
                                                                          curves
------------------------------------------                               -                        -
Level 3                                  swap yield curves (2)           swap yield curves (2)    swap yield curves (2)
                                         basis curves (2)                basis curves (2)         credit curves (2)
                                         repurchase rates                cross currency basis     credit spreads
                                                                          curves (2)              repurchase rates
                                                                         currency correlation     independent non-binding
                                                                                                    broker quotations
-                                        -                               -                        -
----------------------------------------------------------------------

              Instrument                        Equity Market
----------------------------------------------------------------------
Inputs common to Level 2 and Level 3     swap yield curves
 by instrument type                      spot equity index levels
                                         dividend yield curves
                                         equity volatility (1)

-----------------------------------------
Level 3                                  dividend yield curves (2)
                                         equity volatility (1), (2)
                                         correlation between
                                           model inputs (1)

-

--------

(1)Option-based only.

(2)Extrapolation beyond the observable limits of the curve(s).

  Embedded Derivatives

    Embedded derivatives principally include certain direct and assumed variable annuity guarantees, annuity contracts, and investment risk within funds withheld related to certain reinsurance agreements. Embedded derivatives are recorded at estimated fair value with changes in estimated fair value reported in net income.

    The Company issues certain variable annuity products with guaranteed minimum benefits. GMWBs, GMABs and certain GMIBs contain embedded derivatives, which are measured at estimated fair value separately from the host variable annuity contract, with changes in estimated fair value reported in net derivative gains (losses). These embedded derivatives are classified within policyholder account balances on the consolidated balance sheets.

    The Company calculates the fair value of these embedded derivatives, which is estimated as the present value of projected future benefits minus the present value of projected future fees using actuarial and capital market assumptions including expectations concerning policyholder behavior. The calculation is based on in-force business, projecting future cash flows from the embedded derivative over multiple risk neutral stochastic scenarios using observable risk-free rates.

    Capital market assumptions, such as risk-free rates and implied volatilities, are based on market prices for publicly traded instruments to the extent that prices for such instruments are observable. Implied volatilities beyond the observable period are extrapolated based on observable implied volatilities and historical volatilities. Actuarial assumptions, including mortality, lapse, withdrawal and utilization, are unobservable and are reviewed at least annually based on actuarial studies of historical experience.

    The valuation of these guarantee liabilities includes nonperformance risk adjustments and adjustments for a risk margin related to non-capital market inputs. The nonperformance adjustment is determined by taking into consideration publicly available information relating to spreads in the secondary market for MetLife, Inc.'s debt, including related credit default swaps. These observable spreads are then adjusted, as necessary, to reflect the priority of these liabilities and the claims paying ability of the issuing insurance subsidiaries as compared to MetLife, Inc.

    Risk margins are established to capture the non-capital market risks of the instrument which represent the additional compensation a market participant would require to assume the risks related to the uncertainties of such actuarial assumptions as annuitization, premium persistency, partial withdrawal and surrenders. The establishment of risk margins

                                    MLIC-93

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

9. Fair Value (continued)

  requires the use of significant management judgment, including assumptions of the amount and cost of capital needed to cover the guarantees. These guarantees may be more costly than expected in volatile or declining equity markets. Market conditions including, but not limited to, changes in interest rates, equity indices, market volatility and foreign currency exchange rates;
  changes in nonperformance risk; and variations in actuarial assumptions regarding policyholder behavior, mortality and risk margins related to non-capital market inputs, may result in significant fluctuations in the estimated fair value of the guarantees that could materially affect net income.

    The estimated fair value of the embedded derivatives within funds withheld related to certain ceded reinsurance is determined based on the change in estimated fair value of the underlying assets held by the Company in a reference portfolio backing the funds withheld liability. The estimated fair value of the underlying assets is determined as described in "-- Investments
  -- Securities, Short-term Investments and Other Investments." The estimated fair value of these embedded derivatives is included, along with their funds withheld hosts, in other liabilities on the consolidated balance sheets with changes in estimated fair value recorded in net derivative gains (losses).
  Changes in the credit spreads on the underlying assets, interest rates and market volatility may result in significant fluctuations in the estimated fair value of these embedded derivatives that could materially affect net income.

    The Company issues certain annuity contracts which allow the policyholder to participate in returns from equity indices. These equity indexed features are embedded derivatives which are measured at estimated fair value separately from the host fixed annuity contract, with changes in estimated fair value reported in net derivative gains (losses). These embedded derivatives are classified within policyholder account balances on the consolidated balance sheets.

    The estimated fair value of the embedded equity indexed derivatives, based on the present value of future equity returns to the policyholder using actuarial and present value assumptions including expectations concerning policyholder behavior, is calculated by the Company's actuarial department.
  The calculation is based on in-force business and uses standard capital market techniques, such as Black-Scholes, to calculate the value of the portion of the embedded derivative for which the terms are set. The portion of the embedded derivative covering the period beyond where terms are set is calculated as the present value of amounts expected to be spent to provide equity indexed returns in those periods. The valuation of these embedded derivatives also includes the establishment of a risk margin, as well as changes in nonperformance risk.

   Embedded Derivatives Within Asset and Liability Host Contracts

    Level 3 Valuation Approaches and Key Inputs:

      Direct and assumed guaranteed minimum benefits

         These embedded derivatives are principally valued using the income approach. Valuations are based on option pricing techniques, which utilize significant inputs that may include swap yield curves, currency exchange rates and implied volatilities. These embedded derivatives result in Level 3 classification because one or more of the significant inputs are not observable in the market or cannot be derived principally from, or corroborated by, observable market data. Significant unobservable inputs generally include: the extrapolation beyond observable limits of the swap yield curves and implied volatilities, actuarial assumptions for policyholder behavior and mortality and the potential variability in policyholder behavior and mortality, nonperformance risk and cost of capital for purposes of calculating the risk margin.

      Embedded derivatives within funds withheld related to certain ceded reinsurance

         These embedded derivatives are principally valued using the income approach. The valuations are based on present value techniques, which utilize significant inputs that may include the swap yield curves and the fair value of assets within the reference portfolio. These embedded derivatives result in Level 3 classification because one or more of the significant inputs are not observable in the market or cannot be derived principally from, or corroborated by, observable market data. Significant unobservable inputs generally include the fair value of certain assets within the reference portfolio which are not observable in the market and cannot be derived principally from, or corroborated by, observable market data.

                                    MLIC-94

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

9. Fair Value (continued)

Transfers between Levels

   Overall, transfers between levels occur when there are changes in the observability of inputs and market activity.

  Transfers into or out of Level 3:

      Assets and liabilities are transferred into Level 3 when a significant input cannot be corroborated with market observable data. This occurs when market activity decreases significantly and underlying inputs cannot be observed, current prices are not available, and/or when there are significant variances in quoted prices, thereby affecting transparency.
   Assets and liabilities are transferred out of Level 3 when circumstances change such that a significant input can be corroborated with market observable data. This may be due to a significant increase in market activity, a specific event, or one or more significant input(s) becoming observable.

  Assets and Liabilities Measured at Fair Value Using Significant Unobservable
  Inputs (Level 3)

    The following table presents certain quantitative information about the significant unobservable inputs used in the fair value measurement, and the sensitivity of the estimated fair value to changes in those inputs, for the more significant asset and liability classes measured at fair value on a recurring basis using significant unobservable inputs (Level 3) at:

                                                                                          December 31, 2020
                                                                                     --------------------------
                                                                Significant                             Weighted
                                  Valuation Techniques      Unobservable Inputs           Range        Average (1)
                               --------------------------- -----------------------   --------------    -----------
Fixed maturity securities AFS (3)
U.S. corporate and foreign
 corporate.................... Matrix pricing              Offered quotes (4)          --   -    186       118
                               Market pricing              Quoted prices (4)           --   -    116        99
                               ------------------------------------------------------------------------------------
RMBS.......................... Market pricing              Quoted prices (4)           --   -    159        98
                               ------------------------------------------------------------------------------------
ABS........................... Market pricing              Quoted prices (4)           1    -    107       100
                               ------------------------------------------------------------------------------------
Derivatives
Interest rate................. Present value techniques    Swap yield (6)              92   -    184       149
                                                           Repurchase rates (8)       (12)  -     1        (6)

                               ------------------------------------------------------------------------------------
Foreign currency exchange      Present value
 rate.........................     techniques              Swap yield (6)             (31)  -    (13)      (20)
                               ------------------------------------------------------------------------------------
Credit........................ Present value
                                   techniques              Credit spreads (9)          96   -     99        98
                               Consensus pricing           Offered quotes (10)
                               ------------------------------------------------------------------------------------
Equity market................. Present value               Volatility (11)            21%   -    28%       28%
                                   techniques or
                                   option pricing
                                   models
                                                           Correlation (12)           10%   -    30%       10%
                               ------------------------------------------------------------------------------------
Embedded derivatives
Direct and assumed guaranteed  Option pricing              Mortality rates:
 minimum benefits.............     techniques
                                                               Ages 0 - 40           0.01%  -   0.12%     0.06%
                                                               Ages 41 - 60          0.05%  -   0.65%     0.30%
                                                               Ages 61 - 115         0.31%  -    100%     1.90%
                                                           Lapse rates:
                                                               Durations 1 - 10      0.25%  -    100%     6.86%
                                                               Durations 11 - 20     4.70%  -    100%     5.18%
                                                               Durations 21 - 116      2%   -    100%     5.18%
                                                           Utilization rates           0%   -    22%      0.17%
                                                           Withdrawal rates          0.25%  -    10%      3.98%
                                                           Long-term equity          16.66% -   22.21%    18.70%
                                                               volatilities
                                                           Nonperformance risk       0.04%  -   0.39%     0.40%
                                                               spread
                                                                                          December 31, 2019
                                                                                     ---------------------------
                                                                Significant                             Weighted
                                  Valuation Techniques      Unobservable Inputs           Range        Average (1)
                               --------------------------- -----------------------   --------------    -----------
Fixed maturity securities AFS (3)
U.S. corporate and foreign
 corporate.................... Matrix pricing              Offered quotes (4)          5    -    145       110
                               Market pricing              Quoted prices (4)           25   -    131       101
                               ------------------------------------------------------------------------------------
RMBS.......................... Market pricing              Quoted prices (4)           --   -    119       95
                               ------------------------------------------------------------------------------------
ABS........................... Market pricing              Quoted prices (4)           8    -    101       98
                               ------------------------------------------------------------------------------------
Derivatives
Interest rate................. Present value techniques    Swap yield (6)             190   -    251
                                                           Repurchase rates (8)       (6)   -     6

                               ------------------------------------------------------------------------------------
Foreign currency exchange      Present value
 rate.........................     techniques              Swap yield (6)             (22)  -    (5)
                               ------------------------------------------------------------------------------------
Credit........................ Present value
                                   techniques              Credit spreads (9)          96   -    100
                               Consensus pricing           Offered quotes (10)
                               ------------------------------------------------------------------------------------
Equity market................. Present value               Volatility (11)            14%   -    23%
                                   techniques or
                                   option pricing
                                   models
                                                           Correlation (12)           10%   -    30%
                               ------------------------------------------------------------------------------------
Embedded derivatives
Direct and assumed guaranteed  Option pricing              Mortality rates:
 minimum benefits.............     techniques
                                                               Ages 0 - 40           0.01%  -   0.18%
                                                               Ages 41 - 60          0.04%  -   0.57%
                                                               Ages 61 - 115         0.26%  -    100%
                                                           Lapse rates:
                                                               Durations 1 - 10      0.25%  -    100%
                                                               Durations 11 - 20       3%   -    100%
                                                               Durations 21 - 116      2%   -    100%
                                                           Utilization rates           0%   -    22%
                                                           Withdrawal rates          0.25%  -    10%
                                                           Long-term equity          16.24% -   21.65%
                                                               volatilities
                                                           Nonperformance risk       0.03%  -   0.43%
                                                               spread
                                                                                        Impact of
                                                                                     Increase in Input
                                                                Significant            on Estimated
                                  Valuation Techniques      Unobservable Inputs       Fair Value (2)
                               --------------------------- -----------------------   -----------------
Fixed maturity securities AFS (3)
U.S. corporate and foreign
 corporate.................... Matrix pricing              Offered quotes (4)           Increase
                               Market pricing              Quoted prices (4)            Increase
                               ------------------------------------------------------------------------
RMBS.......................... Market pricing              Quoted prices (4)          Increase (5)
                               ------------------------------------------------------------------------
ABS........................... Market pricing              Quoted prices (4)          Increase (5)
                               ------------------------------------------------------------------------
Derivatives
Interest rate................. Present value techniques    Swap yield (6)             Increase (7)
                                                           Repurchase rates (8)       Decrease (7)
                                                                                     ------------------
                               ------------------------------------------------------
Foreign currency exchange      Present value
 rate.........................     techniques              Swap yield (6)             Increase (7)
                               ------------------------------------------------------------------------
Credit........................ Present value
                                   techniques              Credit spreads (9)         Decrease (7)
                               Consensus pricing           Offered quotes (10)
                               ------------------------------------------------------------------------
Equity market................. Present value               Volatility (11)            Increase (7)
                                   techniques or
                                   option pricing
                                   models
                                                           Correlation (12)
                               ------------------------------------------------------------------------
Embedded derivatives
Direct and assumed guaranteed  Option pricing              Mortality rates:
 minimum benefits.............     techniques
                                                               Ages 0 - 40            Decrease (13)
                                                               Ages 41 - 60           Decrease (13)
                                                               Ages 61 - 115          Decrease (13)
                                                           Lapse rates:
                                                               Durations 1 - 10       Decrease (14)
                                                               Durations 11 - 20      Decrease (14)
                                                               Durations 21 - 116     Decrease (14)
                                                           Utilization rates          Increase (15)
                                                           Withdrawal rates             (16)
                                                           Long-term equity           Increase (17)
                                                               volatilities
                                                           Nonperformance risk        Decrease (18)
                                                               spread

--------

(1) The weighted average for fixed maturity securities AFS and derivatives is determined based on the estimated fair value of the securities and derivatives. The weighted average for embedded derivatives is determined based on a combination of account values and experience data.

                                    MLIC-95

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

9. Fair Value (continued)

(2) The impact of a decrease in input would have resulted in the opposite impact on estimated fair value. For embedded derivatives, changes to direct and assumed guaranteed minimum benefits are based on liability positions.

(3) Significant increases (decreases) in expected default rates in isolation would have resulted in substantially lower (higher) valuations.

(4) Range and weighted average are presented in accordance with the market convention for fixed maturity securities AFS of dollars per hundred dollars of par.

(5) Changes in the assumptions used for the probability of default would have been accompanied by a directionally similar change in the assumption used for the loss severity and a directionally opposite change in the assumptions used for prepayment rates.

(6) Ranges represent the rates across different yield curves and are presented in basis points. The swap yield curves are utilized among different types of derivatives to project cash flows, as well as to discount future cash flows to present value. Since this valuation methodology uses a range of inputs across a yield curve to value the derivative, presenting a range is more representative of the unobservable input used in the valuation.
(7) Changes in estimated fair value are based on long U.S. dollar net asset positions and will be inversely impacted for short U.S. dollar net asset positions.

(8) Ranges represent different repurchase rates utilized as components within the valuation methodology and are presented in basis points.

(9) Represents the risk quoted in basis points of a credit default event on the underlying instrument. Credit derivatives with significant unobservable inputs are primarily comprised of written credit default swaps.

(10)At both December 31, 2020 and 2019, independent non-binding broker quotations were used in the determination of less than 1% of the total net derivative estimated fair value.

(11)Ranges represent the underlying equity volatility quoted in percentage points. Since this valuation methodology uses a range of inputs across multiple volatility surfaces to value the derivative, presenting a range is more representative of the unobservable input used in the valuation.

(12)Ranges represent the different correlation factors utilized as components within the valuation methodology. Presenting a range of correlation factors is more representative of the unobservable input used in the valuation.
    Increases (decreases) in correlation in isolation will increase (decrease)
    the significance of the change in valuations.

(13)Mortality rates vary by age and by demographic characteristics such as gender. Mortality rate assumptions are based on company experience. A mortality improvement assumption is also applied. For any given contract, mortality rates vary throughout the period over which cash flows are projected for purposes of valuing the embedded derivative.

(14)Base lapse rates are adjusted at the contract level based on a comparison of the actuarially calculated guaranteed values and the current policyholder account value, as well as other factors, such as the applicability of any surrender charges. A dynamic lapse function reduces the base lapse rate when the guaranteed amount is greater than the account value as in the money contracts are less likely to lapse. Lapse rates are also generally assumed to be lower in periods when a surrender charge applies. For any given contract, lapse rates vary throughout the period over which cash flows are projected for purposes of valuing the embedded derivative.

(15)The utilization rate assumption estimates the percentage of contractholders with GMIBs or a lifetime withdrawal benefit who will elect to utilize the benefit upon becoming eligible. The rates may vary by the type of guarantee, the amount by which the guaranteed amount is greater than the account value, the contract's withdrawal history and by the age of the policyholder. For any given contract, utilization rates vary throughout the period over which cash flows are projected for purposes of valuing the embedded derivative.

(16)The withdrawal rate represents the percentage of account balance that any given policyholder will elect to withdraw from the contract each year. The withdrawal rate assumption varies by age and duration of the contract, and also by other factors such as benefit type. For any given contract, withdrawal rates vary throughout the period over which cash flows

                                    MLIC-96

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

9. Fair Value (continued)

    are projected for purposes of valuing the embedded derivative. For GMWBs, any increase (decrease) in withdrawal rates results in an increase
    (decrease) in the estimated fair value of the guarantees. For GMABs and
    GMIBs, any increase (decrease) in withdrawal rates results in a decrease
    (increase) in the estimated fair value.

(17)Long-term equity volatilities represent equity volatility beyond the period for which observable equity volatilities are available. For any given contract, long-term equity volatility rates vary throughout the period over which cash flows are projected for purposes of valuing the embedded derivative.

(18)Nonperformance risk spread varies by duration and by currency. For any given contract, multiple nonperformance risk spreads will apply, depending on the duration of the cash flow being discounted for purposes of valuing the embedded derivative.

  Generally, all other classes of assets and liabilities classified within
Level 3 that are not included in the preceding table use the same valuation techniques and significant unobservable inputs as previously described for
Level 3. The sensitivity of the estimated fair value to changes in the significant unobservable inputs for these other assets and liabilities is similar in nature to that described in the preceding table. The valuation techniques and significant unobservable inputs used in the fair value measurement for the more significant assets measured at estimated fair value on a nonrecurring basis and determined using significant unobservable inputs
(Level 3) are summarized in "-- Nonrecurring Fair Value Measurements."

  The following tables summarize the change of all assets (liabilities)
measured at estimated fair value on a recurring basis using significant unobservable inputs (Level 3):

                                         Fair Value Measurements Using Significant Unobservable Inputs (Level 3)
                                         ----------------------------------------------------------------------
                                                    Fixed Maturity Securities AFS
                                         --------------------------------------------------------
                                                           Structured                   Foreign     Short-term
                                          Corporate (6)     Products      Municipals   Government   Investments
                                         --------------   ------------   -----------  -----------  ------------
                                                                   (In millions)
Balance, January 1, 2019................ $       7,101    $      3,541    $      --    $     10      $     25
Total realized/unrealized gains
 (losses) included in net income (loss)
 (1), (2)...............................           (41)             43           --          --            --
Total realized/unrealized gains
 (losses) included in AOCI..............           564              30           --          --            --
Purchases (3)...........................         2,335             703            7           1            17
Sales (3)...............................          (699)           (538)          --          (2)          (25)
Issuances (3)...........................            --              --           --          --            --
Settlements (3).........................            --              --           --          --            --
Transfers into Level 3 (4)..............           504              --           --           1            --
Transfers out of Level 3 (4)............          (382)           (384)          --          --            --
                                         -------------    ------------    ---------    --------      --------
Balance, December 31, 2019..............         9,382           3,395            7          10            17
Total realized/unrealized gains
 (losses) included in net income (loss)
 (1), (2)...............................           (91)             46           --          --            --
Total realized/unrealized gains
 (losses) included in AOCI..............           979              22           --          --            --
Purchases (3)...........................         3,018           1,670           --          --             1
Sales (3)...............................          (960)           (740)          --          (2)           (2)
Issuances (3)...........................            --              --           --          --            --
Settlements (3).........................            --              --           --          --            --
Transfers into Level 3 (4)..............         2,968             108           --          --            --
Transfers out of Level 3 (4)............          (423)            (36)          (7)         (3)          (15)
                                         -------------    ------------    ---------    --------      --------
Balance, December 31, 2020.............. $      14,873    $      4,465    $      --    $      5      $      1
                                         =============    ============    =========    ========      ========
Changes in unrealized gains (losses)
 included in net income (loss) for the
 instruments still held at December 31,
 2018: (5).............................. $          (5)   $         68    $      --    $     --      $     --
                                         =============    ============    =========    ========      ========
Changes in unrealized gains (losses)
 included in net income (loss) for the
 instruments still held at December 31,
 2019: (5).............................. $         (34)   $         42    $      --    $     --      $     --
                                         =============    ============    =========    ========      ========
Changes in unrealized gains (losses)
 included in net income (loss) for the
 instruments still held at
 December 31, 2020 (5).................. $         (53)   $         52    $      --    $     --      $     --
                                         =============    ============    =========    ========      ========
Changes in unrealized gains (losses)
 included in AOCI for the instruments
 still held at December 31, 2020: (5)... $         963    $         22    $      --    $     --      $     --
                                         =============    ============    =========    ========      ========
Gains (Losses) Data for the year ended
 December 31, 2018......................
Total realized/unrealized gains
 (losses) included in net income (loss)
 (1), (2)............................... $           2    $         79    $      --    $      1      $     --
Total realized/unrealized gains
 (losses) included in AOCI.............. $        (463)   $        (31)   $      --    $     (1)     $     --

                                    MLIC-97

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

9. Fair Value (continued)

                                                        Fair Value Measurements Using Significant Unobservable Inputs (Level 3)
                                                        ----------------------------------------------------------------------
                                                        Residential                     Net        Net Embedded
                                                         Mortgage        Other      Derivatives    Derivatives      Separate
                                                        Loans - FVO   Investments       (7)            (8)        Accounts (9)
                                                        -----------   -----------   -----------   -------------   ------------
                                                                                 (In millions)
Balance, January 1, 2019............................... $      299    $      571    $     (192)   $        (704)   $      937
Total realized/unrealized gains (losses) included in
 net income (loss) (1), (2)............................          7            94           (36)            (429)            7
Total realized/unrealized gains (losses) included in
 AOCI..................................................         --            --           161               --            --
Purchases (3)..........................................         --           232             4               --           126
Sales (3)..............................................        (87)          (98)           --               --          (151)
Issuances (3)..........................................         --            --            (1)              --            (3)
Settlements (3)........................................        (31)           --            (8)            (192)            2
Transfers into Level 3 (4).............................         --            --            --               --            --
Transfers out of Level 3 (4)...........................         --            --            --               --            (3)
                                                        ----------    ----------    ----------    -------------    ----------
Balance, December 31, 2019.............................        188           799           (72)          (1,325)          915
Total realized/unrealized gains (losses) included in
 net income (loss) (1), (2)............................          9            73           176             (557)           --
Total realized/unrealized gains (losses) included in
 AOCI..................................................         --            --           772               --            --
Purchases (3)..........................................         --            33             4               --           184
Sales (3)..............................................        (13)         (147)           --               --          (153)
Issuances (3)..........................................         --            --            (2)              --            (4)
Settlements (3)........................................        (19)           --          (426)            (179)            1
Transfers into Level 3 (4).............................         --            --            --               --             1
Transfers out of Level 3 (4)...........................         --          (193)           --               --            (5)
                                                        ----------    ----------    ----------    -------------    ----------
Balance, December 31, 2020............................. $      165    $      565    $      452    $      (2,061)   $      939
                                                        ==========    ==========    ==========    =============    ==========
Changes in unrealized gains (losses) included in net
 income (loss) for the instruments still held at
 December 31, 2018: (5)................................ $      (15)   $        1    $       18    $         387    $       --
                                                        ==========    ==========    ==========    =============    ==========
Changes in unrealized gains (losses) included in net
 income (loss) for the instruments still held at
 December 31, 2019: (5)................................ $      (14)   $       86    $      (44)   $        (422)   $       --
                                                        ==========    ==========    ==========    =============    ==========
Changes in unrealized gains (losses) included in net
 income (loss) for the instruments still held at
 December 31, 2020: (5)................................ $        3    $       67    $      (76)   $        (565)   $       --
                                                        ==========    ==========    ==========    =============    ==========
Changes in unrealized gains (losses) included in AOCI
 for the instruments still held at December 31, 2020:
 (5)................................................... $       --    $       --    $      579    $          --    $       --
                                                        ==========    ==========    ==========    =============    ==========
Gains (Losses) Data for the year ended December 31,
 2018..................................................
Total realized/unrealized gains (losses) included in
 net income (loss) (1), (2)............................ $        7    $       (8)   $      (69)   $         376    $        7
Total realized/unrealized gains (losses) included in
 AOCI.................................................. $       --    $       --    $     (110)   $          --    $       --

--------

(1) Amortization of premium/accretion of discount is included within net investment income. Impairments charged to net income (loss) on securities are included in net investment gains (losses), while changes in estimated fair value of residential mortgage loans -- FVO are included in net investment income. Lapses associated with net embedded derivatives are included in net derivative gains (losses). Substantially all realized/unrealized gains (losses) included in net income (loss) for net derivatives and net embedded derivatives are reported in net derivative gains (losses).

(2) Interest and dividend accruals, as well as cash interest coupons and dividends received, are excluded from the rollforward.

(3) Items purchased/issued and then sold/settled in the same period are excluded from the rollforward. Fees attributed to embedded derivatives are included in settlements.

(4) Items transferred into and then out of Level 3 in the same period are excluded from the rollforward.

(5) Changes in unrealized gains (losses) included in net income (loss) and included in AOCI relate to assets and liabilities still held at the end of the respective periods. Substantially all changes in unrealized gains
    (losses) included in net income (loss) for net derivatives and net embedded derivatives are reported in net derivative gains (losses).

(6) Comprised of U.S. and foreign corporate securities.

(7) Freestanding derivative assets and liabilities are presented net for purposes of the rollforward.

                                    MLIC-98

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

9. Fair Value (continued)

(8) Embedded derivative assets and liabilities are presented net for purposes of the rollforward.

(9) Investment performance related to separate account assets is fully offset by corresponding amounts credited to contractholders within separate account liabilities. Therefore, such changes in estimated fair value are not recorded in net income (loss). For the purpose of this disclosure, these changes are presented within net investment gains (losses). Separate account assets and liabilities are presented net for the purposes of the rollforward.

  Fair Value Option

    The Company elects the FVO for certain residential mortgage loans that are managed on a total return basis. The following table presents information for residential mortgage loans which are accounted for under the FVO and were initially measured at fair value.

                                                                                              December 31,
                                                                                         ----------------------
                                                                                            2020        2019
                                                                                         ----------  ----------
                                                                                              (In millions)
Unpaid principal balance................................................................ $      172  $      209
Difference between estimated fair value and unpaid principal balance....................         (7)        (21)
                                                                                         ----------  ----------
Carrying value at estimated fair value.................................................. $      165  $      188
                                                                                         ==========  ==========
Loans in nonaccrual status.............................................................. $       45  $       47
Loans more than 90 days past due........................................................ $       27  $       18
Loans in nonaccrual status or more than 90 days past due, or both -- difference between
 aggregate estimated fair value and unpaid principal balance............................ $      (13) $      (19)

Nonrecurring Fair Value Measurements

  The following table presents information for assets measured at estimated fair value on a nonrecurring basis during the periods and still held at the reporting dates (for example, when there is evidence of impairment). The estimated fair values for these assets were determined using significant unobservable inputs (Level 3).

                                      At December 31,            Years Ended December 31,
                              -------------------------------- ----------------------------
                                 2020            2019             2020      2019     2018
                              ----------       ---------       ---------- -------- --------
                              Carrying Value After Measurement        Gains (Losses)
                              -------------------------------- ----------------------------
                                              (In millions)
     Mortgage loans, net (1). $    320         $    52         $    (110) $    (2) $    (2)
--------

(1)Estimated fair values for impaired mortgage loans are based on estimated fair value of the underlying collateral.

Fair Value of Financial Instruments Carried at Other Than Fair Value

  The following tables provide fair value information for financial instruments that are carried on the balance sheet at amounts other than fair value. These tables exclude the following financial instruments: cash and cash equivalents, accrued investment income, payables for collateral under securities loaned and other transactions, short-term debt and those short-term investments that are not securities, such as time deposits, and therefore are not included in the three-level hierarchy table disclosed in the "-- Recurring Fair Value
Measurements" section. The Company believes that due to the short-term nature of these excluded assets, which are primarily classified in Level 2, the estimated fair value approximates carrying value. All remaining balance sheet amounts excluded from the tables below are not considered financial instruments subject to this disclosure.

                                    MLIC-99

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

9. Fair Value (continued)

   The carrying values and estimated fair values for such financial instruments, and their corresponding placement in the fair value hierarchy, are summarized as follows at:

                                                            December 31, 2020
                                             ------------------------------------------------
                                                          Fair Value Hierarchy
                                                       ---------------------------
                                                                                     Total
                                             Carrying                              Estimated
                                              Value    Level 1  Level 2   Level 3  Fair Value
                                             --------- ------- --------- --------- ----------
                                                              (In millions)
Assets
Mortgage loans.............................. $  66,240 $    -- $      -- $  70,391 $  70,391
Policy loans................................ $   5,973 $    -- $      -- $   7,148 $   7,148
Other invested assets....................... $   2,849 $    -- $   2,586 $     167 $   2,753
Premiums, reinsurance and other receivables. $  13,173 $    -- $     363 $  13,274 $  13,637
Liabilities
Policyholder account balances............... $  78,059 $    -- $      -- $  82,982 $  82,982
Long-term debt.............................. $   1,615 $    -- $   2,018 $      -- $   2,018
Other liabilities........................... $  12,595 $    -- $     134 $  12,778 $  12,912
Separate account liabilities................ $  59,103 $    -- $  59,103 $      -- $  59,103

                                                            December 31, 2019
                                             ------------------------------------------------
                                                          Fair Value Hierarchy
                                                       ---------------------------
                                                                                     Total
                                                                                   Estimated
                                             Carrying                                 Fair
                                              Value    Level 1  Level 2   Level 3    Value
                                             --------- ------- --------- --------- ----------
                                                              (In millions)
Assets
Mortgage loans.............................. $  65,361 $    -- $      -- $  67,680 $  67,680
Policy loans................................ $   6,100 $    -- $     263 $   6,935 $   7,198
Other invested assets....................... $   2,964 $    -- $   2,708 $     158 $   2,866
Premiums, reinsurance and other receivables. $  14,042 $    -- $     367 $  14,488 $  14,855
Liabilities
Policyholder account balances............... $  73,693 $    -- $      -- $  75,885 $  75,885
Long-term debt.............................. $   1,543 $    -- $   1,888 $      -- $   1,888
Other liabilities........................... $  12,789 $    -- $     113 $  12,819 $  12,932
Separate account liabilities................ $  52,830 $    -- $  52,830 $      -- $  52,830

10. Leases

  The Company, as lessee, has entered into various lease and sublease agreements primarily for office space. The Company has operating leases with remaining lease terms of less than one year to 10 years. The remaining lease terms for the subleases are less than one year to eight years.

ROU Assets and Lease Liabilities

   ROU assets and lease liabilities for operating leases were:

                                     December 31, December 31,
                                         2020         2019
                                     ------------ ------------
                                           (In millions)
                  ROU assets........    $  718       $  819
                  Lease liabilities.    $  795       $  895

                                   MLIC-100

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

10. Leases (continued)

Lease Costs

   The components of operating lease costs were as follows:

                                           For the Year Ended
                                            December 31,
                                           -----------------
                                            2020      2019
                                            ------   ------
                                            (In millions)
                     Operating lease cost. $  117    $  109
                     Variable lease cost..     15        20
                     Sublease income......    (89)      (80)
                                            ------   ------
                      Net lease cost...... $   43    $   49
                                            ======   ======

  Operating lease expense was $116 million for the year ended December 31,
2018. Non-cancelable sublease income was $66 million for the year ended
December 31, 2018.

Other Information

   Supplemental other information related to operating leases was as follows:

                                                                                       December 31, December 31,
                                                                                           2020         2019
                                                                                       ------------ ------------
                                                                                         (Dollars in millions)
Cash paid for amounts included in the measurement of lease liability - operating cash
  flows...............................................................................   $    125     $    110
ROU assets obtained in exchange for new lease liabilities.............................   $     --     $    152
Weighted-average remaining lease term.................................................    8 years      9 years
Weighted-average discount rate........................................................        4.0%         3.9%

Maturities of Lease Liabilities

   Maturities of operating lease liabilities were as follows:

                                                 December 31, 2020
                                                 -----------------
                                                   (In millions)
              2021..............................      $  129
              2022..............................         127
              2023..............................         115
              2024..............................         104
              2025..............................         105
              Thereafter........................         352
                                                      ------
               Total undiscounted cash flows....         932
              Less: interest....................         137
                                                      ------
               Present value of lease liability.      $  795
                                                      ======

  See Note 7 for information about the Company's investments in leased real estate and leveraged and direct financing leases.

                                   MLIC-101

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

11. Long-term and Short-term Debt

   Long-term and short-term debt outstanding, excluding debt relating to consolidated securitization entities, was as follows:

                                                                                     December 31,
                                                           -----------------------------------------------------------------

                      Interest Rates (1)                                 2020                             2019
                    ----------------------                 -------------------------------- --------------------------------

                                                                     Unamortized                      Unamortized
                                    Weighted                Face     Discount and  Carrying  Face     Discount and  Carrying
                        Range       Average   Maturity      Value   Issuance Costs  Value    Value   Issuance Costs  Value
                    -------------   -------- -----------   -------- -------------- -------- -------- -------------- --------
                                                                                     (In millions)
Surplus
 notes--affiliated. 7.38% -   7.38%  7.38%      2037       $    700    $   (8)     $    692 $    700    $   (9)     $    691
Surplus notes...... 7.80% -   7.88%  7.83%   2024 -   2025      400        (2)          398      400        (2)          398
Other notes........ 0.14% -   3.75%  2.89%   2021 -   2058      527        (3)          524      457        (3)          454
                                                           --------    -------     -------- --------    -------     --------
 Total long-term
  debt.............                                           1,627       (13)        1,614    1,557       (14)        1,543
                                                           --------    -------     -------- --------    -------     --------
Total short-term
 debt..............                                             120         --          120      128         --          128
                                                           --------    -------     -------- --------    -------     --------
  Total............                                        $  1,747    $  (13)     $  1,734 $  1,685    $  (14)     $  1,671
                                                           ========    =======     ======== ========    =======     ========
--------

(1)Range of interest rates and weighted average interest rates are for the year ended December 31, 2020.

  The aggregate maturities of long-term debt at December 31, 2020 for the next five years and thereafter are $50 million in 2021, $0 in 2022, $0 in 2023,
$496 million in 2024, $249 million in 2025 and $819 million thereafter.

  Unsecured senior debt which consists of senior notes and other notes rank highest in priority. Payments of interest and principal on Metropolitan Life
Insurance Company's surplus notes are subordinate to all other obligations and may be made only with the prior approval of the New York State Department of
Financial Services ("NYDFS").

Other Notes

  At December 31, 2020, MetLife Private Equity Holdings, LLC ("MPEH"), a
wholly-owned indirect investment subsidiary of Metropolitan Life Insurance
Company, was party to a credit agreement providing for $350 million of term loans and $75 million of a revolving loan (the "Credit Agreement"), which matures in November 2024. In December 2018, MPEH repaid $50 million of an initial borrowing of a $350 million term loan under the Credit Agreement. In
March 2020, MPEH borrowed $75 million on a revolving loan under the Credit
Agreement and repaid this loan in July 2020. Simultaneously, in July 2020, MPEH borrowed $50 million on the term loan under the Credit Agreement. MPEH has pledged invested assets to secure the loans; however, these loans are non-recourse to Metropolitan Life Insurance Company.

Short-term Debt

   Short-term debt with maturities of one year or less was as follows:

                                               December 31,
                                            ---------------------
                                               2020       2019
                                            ----------  --------
                                            (Dollars in millions)
                 Commercial paper.......... $      100  $     99
                 Short-term borrowings (1).         20        29
                                            ----------  --------
                 Total short-term debt..... $      120  $    128
                                            ==========  ========
                 Average daily balance..... $      125  $    128
                 Average days outstanding..    73 days   43 days
--------

(1) Represents short-term debt related to repurchase agreements, secured by assets consolidated by the Company.

   For the years ended December 31, 2020, 2019 and 2018, the weighted average interest rate on short-term debt was 1.51%, 2.74% and 3.03%, respectively.

                                   MLIC-102

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

11. Long-term and Short-term Debt (continued)

Interest Expense

     Interest expense included in other expenses was $99 million, $105 million and $108 million for the years ended December 31, 2020, 2019 and 2018, respectively. These amounts include $52 million of interest expense related to affiliated debt for each of the three years ended December 31, 2020, 2019 and 2018.

Credit Facility

     At December 31, 2020, MetLife, Inc. and MetLife Funding, Inc., a
  wholly-owned subsidiary of Metropolitan Life Insurance Company ("MetLife
  Funding"), maintained a $3.0 billion unsecured revolving credit facility (the
  "Credit Facility"). When drawn upon, this facility bears interest at varying rates in accordance with the agreement.

     The Company's Credit Facility is used for general corporate purposes, to support the borrowers' commercial paper programs and for the issuance of letters of credit. Total fees associated with the Credit Facility were
  $7 million, $7 million and $6 million for the years ended December 31, 2020,
  2019 and 2018, respectively, and were included in other expenses.

     Information on the Credit Facility at December 31, 2020 was as follows:

                                                    Letters of Credit
                                       Maximum         Used by the      Letters of Credit                Unused
Borrower(s)      Expiration            Capacity        Company (1)    Used by Affiliates (1) Drawdowns Commitments
----------- ---------------------- ---------------- ----------------- ---------------------- --------- -----------
                                                                    (In millions)

  MetLife,
  Inc.
  and
  MetLife
  Funding,
  Inc...... December 2021 (2) (3)  $      3,000 (2)    $      413           $      50         $    --  $    2,537
--------

(1) MetLife, Inc. and MetLife Funding are severally liable for their respective obligations under the Credit Facility. MetLife Funding was not an applicant under letters of credit outstanding as of December 31, 2020 and is not responsible for any reimbursement obligations under such letters of credit.

(2) All borrowings under the Credit Facility must be repaid by December 20,
    2021, except that letters of credit outstanding upon termination may remain outstanding until December 20, 2022.

(3) On February 26, 2021, the Credit Facility was amended and restated to, among other things, extend the maturity date to February 2026. All borrowings under the amended and restated Credit Facility must be repaid by
    February 26, 2026, except that letters of credit outstanding upon termination may remain outstanding until February 26, 2027.

Debt and Facility Covenants

  Certain of the Company's debt instruments and the Credit Facility contain various administrative, reporting, legal and financial covenants. The Company believes it was in compliance with all applicable financial covenants at
December 31, 2020.

12. Equity

Stock-Based Compensation Plans

  The Company does not issue any awards payable in its common stock or options to purchase its common stock.

  An affiliate employs the personnel who conduct most of the Company's business. In accordance with a services agreement with that affiliate, the
Company bears a proportionate share of stock-based compensation expense for those employees. Stock-based compensation expense principally relates to Stock
Options, Performance Shares and Restricted Stock Units under the MetLife, Inc.
2005 Stock and Incentive Compensation Plan and the MetLife, Inc. 2015 Stock and
Incentive Compensation Plan, most of which MetLife, Inc. grants in the first quarter of each year.

  The Company's expense related to stock-based compensation included in other expenses was $44 million, $57 million and $35 million for the years ended
December 31, 2020, 2019 and 2018, respectively.

Statutory Equity and Income

  Metropolitan Life Insurance Company prepares statutory-basis financial statements in accordance with statutory accounting practices prescribed or permitted by the NYDFS. The National Association of Insurance Commissioners
("NAIC") has adopted the Codification of Statutory Accounting
Principles ("Statutory Codification"). Statutory Codification is intended to

                                   MLIC-103

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

12. Equity (continued)

standardize regulatory accounting and reporting to state insurance departments.
However, statutory accounting principles continue to be established by individual state laws and permitted practices. Modifications by the NYDFS may impact the effect of Statutory Codification on the statutory capital and surplus of Metropolitan Life Insurance Company.

  New York, the state of domicile of Metropolitan Life Insurance Company, imposes risk-based capital ("RBC") requirements that were developed by the
NAIC. Regulatory compliance is determined by a ratio of a company's total adjusted capital, calculated in the manner prescribed by the NAIC ("TAC"), with modifications by the state insurance department, to its authorized control level RBC, calculated in the manner prescribed by the NAIC ("ACL RBC"), based on the statutory-based filed financial statements. Companies below specific trigger levels or ratios are classified by their respective levels, each of which requires specified corrective action. The minimum level of TAC before corrective action commences is twice ACL RBC ("CAL RBC"). The CAL RBC ratios for Metropolitan Life Insurance Company were in excess of 350% at both
December 31, 2020 and 2019.

  Metropolitan Life Insurance Company's ancillary foreign insurance operations are regulated by applicable authorities of the jurisdictions in which each entity operates and are subject to minimum capital and solvency requirements in those jurisdictions before corrective action commences. The aggregate required capital and surplus of Metropolitan Life Insurance Company's foreign insurance operations was $422 million and the aggregate actual regulatory capital and surplus of such operations was $668 million as of the date of the most recent required capital adequacy calculation for each jurisdiction. The Company's foreign insurance operations exceeded the minimum capital and solvency requirements as of the date of the most recent fiscal year-end capital adequacy calculation for each jurisdiction.

  Statutory accounting principles differ from GAAP primarily by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions, reporting surplus notes as surplus instead of debt and valuing securities on a different basis.

  In addition, certain assets are not admitted under statutory accounting principles and are charged directly to surplus. The most significant assets not admitted by Metropolitan Life Insurance Company are net deferred income tax assets resulting from temporary differences between statutory accounting principles basis and tax basis not expected to reverse and become recoverable within three years. Further, statutory accounting principles do not give recognition to purchase accounting adjustments.

  New York has adopted certain prescribed accounting practices, primarily consisting of the continuous Commissioners' Annuity Reserve Valuation Method, which impacts deferred annuities, and the New York Special Considerations
Letter, which mandates certain assumptions in asset adequacy testing. The collective impact of these prescribed accounting practices decreased the statutory capital and surplus of Metropolitan Life Insurance Company by
$1.6 billion and $1.2 billion at December 31, 2020 and 2019, respectively, compared to what capital and surplus would have been had it been measured under
NAIC guidance.

  Statutory net income (loss) of Metropolitan Life Insurance Company, a New
York domiciled insurer, was $3.4 billion, $3.9 billion and $3.7 billion at
December 31, 2020, 2019 and 2018, respectively. Statutory capital and surplus was $11.3 billion and $10.9 billion at December 31, 2020 and 2019, respectively. All such amounts are derived from the statutory-basis financial statements as filed with the NYDFS.

Dividend Restrictions

  Under the New York State Insurance Law, Metropolitan Life Insurance Company
is permitted, without prior insurance regulatory clearance, to pay stockholder dividends to MetLife, Inc. in any calendar year based on either of two standards. Under one standard, Metropolitan Life Insurance Company is permitted, without prior insurance regulatory clearance, to pay dividends out of earned surplus (defined as positive unassigned funds (surplus), excluding
85% of the change in net unrealized capital gains or losses (less capital gains tax), for the immediately preceding calendar year), in an amount up to the greater of: (i) 10% of its surplus to policyholders as of the end of the immediately preceding calendar year, or (ii) its statutory net gain from operations for the immediately preceding calendar year (excluding realized capital gains), not to exceed 30% of surplus to policyholders as of the end of the immediately preceding calendar year. In addition, under this standard,
Metropolitan Life Insurance Company may not, without prior insurance regulatory clearance, pay any dividends in any calendar year immediately

                                   MLIC-104

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

12. Equity (continued)

following a calendar year for which its net gain from operations, excluding realized capital gains, was negative. Under the second standard, if dividends are paid out of other than earned surplus, Metropolitan Life Insurance Company may, without prior insurance regulatory clearance, pay an amount up to the lesser of: (i) 10% of its surplus to policyholders as of the end of the immediately preceding calendar year, or (ii) its statutory net gain from operations for the immediately preceding calendar year (excluding realized capital gains). In addition, Metropolitan Life Insurance Company will be permitted to pay a dividend to MetLife, Inc. in excess of the amounts allowed under both standards only if it files notice of its intention to declare such a dividend and the amount thereof with the New York Superintendent of Financial
Services (the "Superintendent") and the Superintendent either approves the distribution of the dividend or does not disapprove the dividend within 30 days of its filing. Under the New York State Insurance Law, the Superintendent has
broad discretion in determining whether the financial condition of a stock life insurance company would support the payment of such dividends to its stockholder.

  Metropolitan Life Insurance Company paid $2.8 billion and $3.1 billion in dividends to MetLife, Inc. for the years ended December 31, 2020 and 2019, respectively, including amounts where regulatory approval was obtained as required. Under New York State Insurance Law, Metropolitan Life Insurance
Company has calculated that it may pay approximately $3.4 billion to MetLife,
Inc. without prior regulatory approval by the end of 2021.

                                   MLIC-105

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

12. Equity (continued)

Accumulated Other Comprehensive Income (Loss)

   Information regarding changes in the balances of each component of AOCI attributable to Metropolitan Life Insurance Company was as follows:

                           Unrealized                        Foreign       Defined
                        Investment Gains     Unrealized     Currency       Benefit
                        (Losses), Net of   Gains (Losses)  Translation      Plans
                       Related Offsets (1) on Derivatives   Adjustments   Adjustment       Total
                      -------------------- -------------- ------------- -------------  ------------
                                                      (In millions)
Balance at
 December 31, 2017...      $     6,351      $        906   $       (47)  $     (1,782)  $     5,428
OCI before
 reclassifications...           (6,326)              (82)          (20)            67        (6,361)
Deferred income
 tax benefit
 (expense)...........            1,381                19            --            (45)        1,355
                          ------------     -------------  ------------  -------------  ------------
 AOCI before
   reclassifications,
   net of income
   tax...............            1,406               843           (67)        (1,760)          422
Amounts
 reclassified from
 AOCI................                8               428            --             34           470
Deferred income
 tax benefit
 (expense)...........               (2)              (96)           --            (13)         (111)
                          ------------     -------------  ------------  -------------  ------------
 Amounts
   reclassified
   from AOCI, net
   of income tax.....                6               332            --             21           359
                          ------------     -------------  ------------  -------------  ------------
Cumulative effects
 of changes in
 accounting
 principles..........             (119)               --            --             --          (119)
Deferred income
 tax benefit
 (expense),
 cumulative
 effects of
 changes in
 accounting
 principles..........            1,222               207            (7)          (379)        1,043
                          ------------     -------------  ------------  -------------  ------------
 Cumulative
   effects of
   changes in
   accounting
   principles, net
   of income tax.....            1,103               207            (7)          (379)          924
                          ------------     -------------  ------------  -------------  ------------
Transfer to
 affiliate, net of
 tax (2).............               --                --            --          1,857         1,857
                          ------------     -------------  ------------  -------------  ------------
Balance at
 December 31, 2018...            2,515             1,382           (74)          (261)        3,562
OCI before
 reclassifications...            7,993               516           (32)          (167)        8,310
Deferred income
 tax benefit
 (expense)...........           (1,678)             (109)            9             35        (1,743)
                          ------------     -------------  ------------  -------------  ------------
 AOCI before
   reclassifications,
   net of income
   tax...............            8,830             1,789           (97)          (393)       10,129
Amounts
 reclassified from
 AOCI................               60              (237)           --             24          (153)
Deferred income
 tax benefit
 (expense)...........              (13)               50            --             (5)           32
                          ------------     -------------  ------------  -------------  ------------
 Amounts
   reclassified
   from AOCI, net
   of income tax.....               47              (187)           --             19          (121)
                          ------------     -------------  ------------  -------------  ------------
Cumulative effects
 of changes in
 accounting
 principles..........               (1)               22            --             --            21
Deferred income
 tax benefit
 (expense),
 cumulative
 effects of
 changes in
 accounting
 principles..........               --                (4)           --             --            (4)
                          ------------     -------------  ------------  -------------  ------------
 Cumulative
   effects of
   changes in
   accounting
   principles, net
   of income tax.....               (1)               18            --             --            17
                          ------------     -------------  ------------  -------------  ------------
Balance at
 December 31, 2019...            8,876             1,620           (97)          (374)       10,025
OCI before
 reclassifications...            1,852             1,144            54           (145)        2,905
Deferred income
 tax benefit
 (expense)...........             (391)             (240)          (10)            30          (611)
                          ------------     -------------  ------------  -------------  ------------
 AOCI before
   reclassifications,
   net of income
   tax...............           10,337             2,524           (53)          (489)       12,319
Amounts
 reclassified from
 AOCI................               59              (928)           --             37          (832)
Deferred income
 tax benefit
 (expense)...........              (12)              195            --             (8)          175
                          ------------     -------------  ------------  -------------  ------------
 Amounts
   reclassified
   from AOCI, net
   of income tax.....               47              (733)           --             29          (657)
                          ------------     -------------  ------------  -------------  ------------
Balance at
 December 31, 2020...      $    10,384      $      1,791   $      (53)   $      (460)   $    11,662
                          ============     =============  ============  =============  ============
--------

(1) See Note 7 for information on offsets to investments related to future policy benefits, DAC, VOBA and DSI, and the policyholder dividend obligation.

(2) See Note 14 for information on the transfer of a pension plan to an affiliate.

                                   MLIC-106

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

12. Equity (continued)

   Information regarding amounts reclassified out of each component of AOCI was as follows:

                                                                                                Consolidated Statements of
                                                           Years Ended December 31,                Operations Locations
                                                   ---------------------------------------     ------------------------------
                                                       2020          2019           2018
                                                   -----------   -----------   -------------
AOCI Components                                         Amounts Reclassified from AOCI
-------------------------------------------------  ---------------------------------------
                                                                (In millions)
Net unrealized investment gains (losses):
Net unrealized investment gains (losses)..........  $      (30)   $       17    $         89   Net investment gains (losses)
Net unrealized investment gains (losses)..........         (18)          (16)             18   Net investment income
Net unrealized investment gains (losses)..........         (11)          (61)           (115)  Net derivative gains (losses)
                                                   -----------   -----------   -------------
 Net unrealized investment gains (losses), before
   income tax.....................................         (59)          (60)             (8)
Income tax (expense) benefit......................          12            13               2
                                                   -----------   -----------   -------------
 Net unrealized investment gains (losses), net of
   income tax.....................................         (47)          (47)             (6)
                                                   -----------   -----------   -------------
Unrealized gains (losses) on derivatives - cash
 flow hedges:
Interest rate derivatives.........................          36            23              20   Net investment income
Interest rate derivatives.........................         121             4              --   Net investment gains (losses)
Interest rate derivatives.........................          --            --              22   Net derivative gains (losses)
Foreign currency exchange rate derivatives........           3            (3)             (3)  Net investment income
Foreign currency exchange rate derivatives........         768           212              --   Net investment gains (losses)
Foreign currency exchange rate derivatives........          --            --            (469)  Net derivative gains (losses)
Credit derivatives................................          --             1               1   Net investment income
Credit derivatives................................          --            --               1   Net derivative gains (losses)
                                                   -----------   -----------   -------------
 Gains (losses) on cash flow hedges, before
   income tax.....................................         928           237            (428)
Income tax (expense) benefit......................        (195)          (50)             96
                                                   -----------   -----------   -------------
 Gains (losses) on cash flow hedges, net of
   income tax.....................................         733           187            (332)
                                                   -----------   -----------   -------------
Defined benefit plans adjustment: (1)
Amortization of net actuarial gains (losses)......         (39)          (27)            (35)
Amortization of prior service (costs) credit......           2             3               1
                                                   -----------   -----------   -------------
 Amortization of defined benefit plan items,
   before income tax..............................         (37)          (24)            (34)
Income tax (expense) benefit......................           8             5              13
                                                   -----------   -----------   -------------
 Amortization of defined benefit plan items, net
   of income tax..................................         (29)          (19)            (21)
                                                   -----------   -----------   -------------
 Total reclassifications, net of income tax.......  $      657    $      121    $      (359)
                                                   ===========   ===========   =============
--------

(1)These AOCI components are included in the computation of net periodic benefit costs. See Note 14.

                                   MLIC-107

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

13. Other Revenues and Other Expenses

Other Revenues

   Information on other revenues, which primarily includes fees related to service contracts from customers, was as follows:

                                                       Years Ended December 31,
                                                      --------------------------
                                                        2020     2019     2018
                                                      -------- -------- --------
                                                            (In millions)
Prepaid legal plans.................................. $    371 $    329 $    286
Recordkeeping and administrative services (1)........      194      204      220
Administrative services-only contracts...............      218      210      205
Other revenue from service contracts from customers..       36       39       38
                                                      -------- -------- --------
Total revenues from service contracts from customers.      819      782      749
Other (2)............................................      842      791      837
                                                      -------- -------- --------
  Total other revenues............................... $  1,661 $  1,573 $  1,586
                                                      ======== ======== ========
--------

(1)Related to products and businesses no longer actively marketed by the
   Company.

(2)Primarily includes reinsurance ceded. See Note 5.

Other Expenses

   Information on other expenses was as follows:

                                                          Years Ended December 31,
                                                          ----------------------
                                                           2020     2019    2018
                                                          ------   ------  ------
                                                               (In millions)
General and administrative expenses (1).................. $2,285   $2,480  $2,458
Pension, postretirement and postemployment benefit costs.     33      107      66
Premium taxes, other taxes, and licenses & fees..........    399      274     366
Commissions and other variable expenses..................  1,842    1,814   1,757
Capitalization of DAC....................................    (51)     (43)    (34)
Amortization of DAC and VOBA.............................    406      239     470
Interest expense on debt.................................     99      105     108
                                                          ------   ------  ------
  Total other expenses................................... $5,013   $4,976  $5,191
                                                          ======   ======  ======
--------

(1)Includes ($104) million, ($165) million and ($6) million for the years ended
   December 31, 2020, 2019 and 2018, respectively, for the net change in cash surrender value of investments in certain life insurance policies, net of premiums paid.

Capitalization of DAC and Amortization of DAC and VOBA

  See Note 4 for additional information on DAC and VOBA including impacts of capitalization and amortization. See also Note 6 for a description of the DAC amortization impact associated with the closed block.

Expenses related to Debt

  See Note 11 for additional information on interest expense on debt.

Affiliated Expenses

  Commissions and other variable expenses, capitalization of DAC and amortization of DAC and VOBA include the impact of affiliated reinsurance transactions. See Notes 5, 11 and 18 for a discussion of affiliated expenses included in the table above.

                                   MLIC-108

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

14. Employee Benefit Plans

Pension and Other Postretirement Benefit Plans

   The Company sponsors a U.S. nonqualified defined benefit pension plan covering MetLife employees who meet specified eligibility requirements of the sponsor and its participating affiliates. Participating affiliates are allocated a proportionate share of net expense related to the plan. Pension benefits are provided utilizing either a traditional formula or cash balance formula. The traditional formula provides benefits that are primarily based upon years of credited service and final average earnings. The cash balance formula utilizes hypothetical or notional accounts which credit participants with benefits equal to a percentage of eligible pay, as well as interest credits, determined annually based upon the annual rate of interest on 30-year
U.S. Treasury securities, for each account balance. In September 2018, the nonqualified defined benefit pension plan was amended, effective January 1,
2023, to provide benefit accruals for all active participants under the cash balance formula and to cease future accruals under the traditional formula. The pension plan sponsored by the Company provides supplemental benefits in excess of limits applicable to a qualified plan which is sponsored by an affiliate.

   The Company also provides pension benefits for certain U.S. retired employees and postretirement medical and life insurance benefits for certain
non-U.S. retired employees.

  Obligations and Funded Status

                                                                              December 31,
                                                   -----------------------------------------------------------------
                                                                  2020                             2019
                                                   ---------------------------------  ------------------------------
                                                                          Other                           Other
                                                       Pension         Postretirement    Pension       Postretirement
                                                         Benefits        Benefits        Benefits        Benefits
                                                   ----------------  ---------------- -------------  ----------------
                                                                             (In millions)
Change in benefit obligations:
Benefit obligations at January 1,.................   $        1,210      $      20     $      1,080      $      19
Service costs.....................................               17             --               17             --
Interest costs....................................               40              1               46              1
Plan amendments...................................               --             --                3             --
Net actuarial (gains) losses (1)..................              143              2              162              2
Benefits paid.....................................              (67)            (1)             (98)            (2)
                                                   ----------------     ----------    -------------     ----------
 Benefit obligations at December 31,..............            1,343             22            1,210             20
                                                   ----------------     ----------    -------------     ----------
Change in plan assets:
Estimated fair value of plan assets at January 1,.               --             17               --             18
Employer contributions............................               67              1               98             --
Benefits paid.....................................              (67)            (1)             (98)            (2)
Foreign exchange impact...........................               --             --               --              1
                                                   ----------------     ----------    -------------     ----------
 Estimated fair value of plan assets at
   December 31,...................................               --             17               --             17
                                                   ----------------     ----------    -------------     ----------
 Over (under) funded status at December 31,.......   $       (1,343)     $      (5)    $     (1,210)     $      (3)
                                                   ================     ==========    =============     ==========
Amounts recognized on the consolidated balance
 sheets:
Other assets......................................   $           --      $       2     $         --      $       3
Other liabilities.................................           (1,343)            (7)          (1,210)            (6)
                                                   ----------------     ----------    -------------     ----------
 Net amount recognized............................   $       (1,343)     $      (5)    $     (1,210)     $      (3)
                                                   ================     ==========    =============     ==========
AOCI:
Net actuarial (gains) losses......................   $          598      $      (1)    $        494      $      (3)
Prior service costs (credit)......................              (14)            --              (16)            --
                                                   ----------------     ----------    -------------     ----------
 AOCI, before income tax..........................   $          584      $      (1)    $        478      $      (3)
                                                   ================     ==========    =============     ==========
 Accumulated benefit obligation...................   $        1,275            N/A     $      1,143            N/A
                                                   ================                   =============

                                   MLIC-109

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

14. Employee Benefit Plans (continued)

--------

(1) Significant sources of actuarial (gains) losses for pension and other postretirement benefits during 2020 included the impact of changes to the financial assumptions of $106 million and $2 million, respectively, demographic assumptions of $5 million and $0, respectively, and plan experience of $32 million and $0, respectively. Significant sources of actuarial (gains) losses for pension and other postretirement benefits during 2019 include the impact of changes to the financial assumptions of
    $137 million and $2 million, respectively, and plan experience of
    $25 million and $0, respectively.

   Information on pension plans and other postretirement benefit plans with
PBOs and/or accumulated benefit obligations ("ABO") or APBO in excess of plan assets was as follows:

                                                       December 31,
                               -------------------------------------------------------------------------------------------
                                      2020          2019               2020          2019        2020         2019
                                 ------------    ------------     ------------    ------------   ----         ----
                               PBO Exceeds Estimated Fair Value ABO Exceeds Estimated Fair Value APBO Exceeds Estimated
                                    of Plan Assets                   of Plan Assets              Fair Value of Plan Assets
                               -------------------------------- -------------------------------- -------------------------
                                                       (In millions)
Projected benefit obligations. $      1,343     $      1,210    $      1,343     $      1,210     N/A          N/A
Accumulated benefit
 obligations.................. $      1,275     $      1,143    $      1,275     $      1,143     N/A          N/A
Accumulated postretirement
 benefit obligations..........          N/A              N/A             N/A              N/A    $  7         $  6
Estimated fair value of plan
 assets.......................          N/A              N/A             N/A              N/A    $ --         $ --

                                   MLIC-110

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

14. Employee Benefit Plans (continued)

  Net Periodic Benefit Costs

      The components of net periodic benefit costs and other changes in plan assets and benefit obligations recognized in OCI were as follows:

                                                                     Years Ended December 31,
                                       -----------------------------------------------------------------------------------
                                                  2020                        2019                         2018
                                       --------------------------  --------------------------  ---------------------------
                                                       Other                       Other                        Other
                                        Pension     Postretirement  Pension     Postretirement  Pension      Postretirement
                                        Benefits      Benefits      Benefits      Benefits      Benefits       Benefits
                                       ---------  ---------------- ---------  ---------------- ----------  ----------------
                                                                          (In millions)
Net periodic benefit costs:
Service costs.........................   $    17     $        --     $    17         $--         $    123       $     4
Interest costs........................        40               1          46           1              290            41
Expected return on plan assets........        --              (1)         --          (1)            (394)          (54)
Amortization of net actuarial (gains)
 losses...............................        39              --          27          --              142           (26)
Amortization of prior service costs
 (credit).............................        (2)             --          (3)         --               (1)          (14)
Allocated to affiliates...............       (20)             --         (22)         --              (66)           19
                                       ---------   -------------   ---------       -----       ----------     ---------
  Total net periodic benefit costs
   (credit) (1).......................        74              --          65          --               94           (30)
                                       ---------   -------------   ---------       -----       ----------     ---------
Other changes in plan assets and
 benefit obligations recognized in
 OCI:
Net actuarial (gains) losses..........       143               2         161           3              (40)           (4)
Prior service costs (credit)..........        --              --           3          --              (20)           --
Amortization of net actuarial (gains)
 losses...............................       (39)             --         (27)         --              (35)           --
Amortization of prior service (costs)
 credit...............................         2              --           3          --                1            --
Transfer to affiliate (2).............        --              --          --          --           (2,389)           81
                                       ---------   -------------   ---------       -----       ----------     ---------
  Total recognized in OCI.............       106               2         140           3           (2,483)           77
                                       ---------   -------------   ---------       -----       ----------     ---------
  Total recognized in net periodic
   benefit costs and OCI..............   $   180     $         2     $   205         $ 3         $ (2,389)      $    47
                                       =========   =============   =========       =====       ==========     =========
--------

(1) Includes costs (credits) related to transferred plans of $65 million and
    ($49) million for pension benefits and other postretirement benefits, respectively, for the year ended December 31, 2018.

(2) Transfer to affiliate represents the transferred plans' book value as of
    September 30, 2018, net of the related 2018 other changes in plan assets and benefit obligations recognized in OCI.

                                   MLIC-111

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

14. Employee Benefit Plans (continued)

  Assumptions

      Assumptions used in determining benefit obligations were as follows:

                                              Pension Benefits   Other Postretirement Benefits
                                          -------------------- -------------------------------
December 31, 2020
Weighted average discount rate...........        2.65%                      2.25%
Weighted average interest crediting rate.        3.46%                       N/A
Rate of compensation increase............   2.50%  -  8.00%                  N/A
December 31, 2019
Weighted average discount rate...........        3.30%                      3.00%
Weighted average interest crediting rate.        3.99%                       N/A
Rate of compensation increase............   2.25%  -  8.50%                  N/A

     Assumptions used in determining net periodic benefit costs for the plans were as follows:

                                                             Pension Benefits   Other Postretirement Benefits
                                                         -------------------- -------------------------------
Year Ended December 31, 2020
Weighted average discount rate..........................        3.30%                      3.00%
Weighted average interest crediting rate................        3.38%                       N/A
Weighted average expected rate of return on plan assets.         N/A                       4.00%
Rate of compensation increase...........................   2.25%  -  8.50%                  N/A
Year Ended December 31, 2019
Weighted average discount rate..........................        4.35%                      3.75%
Weighted average interest crediting rate................        4.01%                       N/A
Weighted average expected rate of return on plan assets.         N/A                       4.00%
Rate of compensation increase...........................   2.25%  -  8.50%                  N/A
Year Ended December 31, 2018
Weighted average discount rate..........................        3.65%                      3.70%
Weighted average interest crediting rate................        4.13%                       N/A
Weighted average expected rate of return on plan assets.        5.75%                      5.11%
Rate of compensation increase...........................   2.25%  -  8.50%                  N/A

     The weighted average discount rate is determined annually based on the yield, measured on a yield to worst basis, of a hypothetical portfolio constructed of high quality debt instruments available on the measurement date, which would provide the necessary future cash flows to pay the aggregate PBO when due.

     The weighted average interest crediting rate is determined annually based on the plan selected rate, long-term financial forecasts of that rate and the demographics of the plan participants.

     Assets for the plans are held in a Life Insurance Funding Account
  ("LIFA"). A LIFA is used to pay premiums and receive experience credits on policies that provide life insurance benefits and survivor benefits to retirees of the plan. Interest is credited at a rate determined annually by
  MLIC, as insurer, in a manner consistent with its practices for determining such rates but that may not be less than three percent. We determine the expected rate of return on plan assets based upon historical experience and future expectations of the returns declared on the plan assets.

     The weighted average expected rate of return on plan assets for use in the plan valuation in 2021 is currently anticipated to be 4.00% for other postretirement benefits.

                                   MLIC-112

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

14. Employee Benefit Plans (continued)

     The assumed healthcare costs trend rates used in measuring the APBO and net periodic benefit costs were as follows:

                                                                            December 31,
                                                            ---------------------------------------------
                                                                     2020                   2019
                                                            ---------------------- ----------------------
                                                               Before   Age 65 and    Before   Age 65 and
                                                             Age 65      older      Age 65      older
                                                            --------- ------------ --------- ------------
Following year.............................................   6.4%        6.4%       6.5%        6.5%
Ultimate rate to which cost increase is assumed to decline.   4.0%        4.0%       4.0%        4.0%
Year in which the ultimate trend rate is reached...........   2040        2040       2040        2040

  Expected Future Contributions and Benefit Payments

     Benefit payments due under the nonqualified pension plans and other postretirement benefit plans are primarily funded from the Company's general assets as they become due under the provisions of the plans. The Company expects to make benefit payments of $74 million in 2021. No contributions are expected to be paid to the LIFA in 2021.

     Gross benefit payments for the next 10 years, which reflect expected future service where appropriate, are expected to be as follows:

                      Pension Benefits    Other Postretirement Benefits
                   ------------------- --------------------------------
                                      (In millions)
        2021......       $   72                      $  2
        2022......       $   69                      $  2
        2023......       $   77                      $  1
        2024......       $   77                      $  1
        2025......       $   73                      $  1
        2026-2030.       $  400                      $  6

Defined Contribution Plans

     The Company contributed to defined contribution plans $23 million,
  $26 million and $42 million for the years ended December 31, 2020, 2019 and
  2018, respectively.

15. Income Tax

   The provision for income tax was as follows:

                                                   Years Ended December 31,
                                                   ----------------------
                                                     2020     2019    2018
                                                   ------   ------  ------
                                                        (In millions)
      Current:
      U.S. federal................................ $  527   $  280  $  217
      U.S. state and local........................      3        1       9
      Non-U.S.....................................     (2)      26      91
                                                   ------   ------  ------
       Subtotal...................................    528      307     317
                                                   ------   ------  ------
      Deferred:
      U.S. federal................................    (18)    (148)    (88)
      Non-U.S.....................................     24      (11)    (56)
                                                   ------   ------  ------
       Subtotal...................................      6     (159)   (144)
                                                   ------   ------  ------
       Provision for income tax expense (benefit). $  534   $  148  $  173
                                                   ======   ======  ======

                                   MLIC-113

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

15. Income Tax (continued)

  The Company's income (loss) before income tax expense (benefit) was as follows:

                                    Years Ended December 31,
                                    -----------------------
                                     2020     2019    2018
                                    -------  ------- -------
                                         (In millions)
                    Income (loss):
                    U.S............  $3,984   $3,454  $1,202
                    Non-U.S........      94      106   3,107
                                    -------  ------- -------
                     Total.........  $4,078   $3,560  $4,309
                                    =======  ======= =======

  The reconciliation of the income tax provision at the U.S. statutory rate to the provision for income tax as reported was as follows:

                                                   Years Ended December 31,
                                                   ----------------------
                                                    2020     2019    2018
                                                   ------   ------  ------
                                                        (In millions)
      Tax provision at U.S. statutory rate........  $ 856    $ 748   $ 905
      Tax effect of:
      Dividend received deduction.................    (32)     (36)    (34)
      Tax-exempt income...........................    (26)     (40)    (13)
      Prior year tax (1)..........................     22     (173)   (175)
      Low income housing tax credits..............   (202)    (254)   (284)
      Other tax credits...........................    (37)     (43)    (77)
      Foreign tax rate differential...............    (13)      (7)     (8)
      Change in valuation allowance...............     (1)      (7)      1
      U.S. Tax Reform impact (2), (3).............     --       (6)   (139)
      Other, net..................................    (33)     (34)     (3)
                                                   ------   ------  ------
       Provision for income tax expense (benefit).  $ 534    $ 148   $ 173
                                                   ======   ======  ======
--------

(1) As discussed further below, prior year tax includes a non-cash benefit related to an uncertain tax position of $158 million and $168 million for the years ended December 31, 2019 and 2018, respectively.

(2) For the year ended December 31, 2019, U.S. Tax Reform impact includes a
    $6 million tax benefit related to the effect of sequestration on the alternative minimum tax credit.

(3) For the year ended December 31, 2018, U.S. Tax Reform impact includes a
    $139 million tax benefit related to the adjustment of deferred taxes due to the U.S. tax rate change. This excludes $12 million of tax provision at the
    U.S. statutory rate for a total tax reform benefit of $151 million.

  In December 2017, U.S. Tax Reform was signed into law. U.S. Tax Reform includes numerous changes in tax law, including a permanent reduction in the
U.S. federal corporate income tax rate from 35% to 21%, which took effect for taxable years beginning on or after January 1, 2018. U.S. Tax Reform moves the
United States from a worldwide tax system to a participation exemption system by providing corporations a 100% dividends received deduction for dividends distributed by a controlled foreign corporation. To transition to that new system, U.S. Tax Reform imposed a one-time deemed repatriation tax on unremitted earnings and profits at a rate of 8.0% for illiquid assets and 15.5%
for cash and cash equivalents.

  The Company recorded estimates of the impacts of U.S. Tax Reform in the period of enactment, the fourth quarter of 2017. In 2018, these estimates were updated in accordance with SAB 118. However, the impact of certain provisions of U.S. Tax Reform remains uncertain. For instance, many regulations under the new law have not been finalized or have only recently been finalized, including certain rules on international taxation. As a result, the Company continued to report additional revisions resulting from U.S. Tax Reform in 2019.

                                   MLIC-114

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

15. Income Tax (continued)

   The incremental financial statement impact related to U.S. Tax Reform was as follows:

                                                      Years Ended December 31,
                                                      -----------------------
                                                         2019        2018
                                                      ---------   ----------
                                                          (In millions)
   Income (loss) before provision for income tax.....  $     --    $     (58)
   Provision for income tax expense (benefit):
   Deferred tax revaluation..........................        (6)        (151)
                                                      ---------   ----------
    Total provision for income tax expense (benefit).        (6)        (151)
                                                      ---------   ----------
   Income (loss), net of income tax..................         6           93
                                                      ---------   ----------
   Increase to net equity from U.S. Tax Reform.......  $      6    $      93
                                                      =========   ==========

  In accordance with SAB 118, the Company recorded provisional amounts for certain items for which the income tax accounting was not complete. For these items, the Company recorded a reasonable estimate of the tax effects of U.S.
Tax Reform. The estimates were reported as provisional amounts during the measurement period, which did not exceed one year from the date of enactment of
U.S. Tax Reform. In 2018, the Company reflected adjustments to its provisional amounts upon obtaining, preparing, or analyzing additional information about facts and circumstances that existed as of the enactment date that, if known, would have affected the income tax effects initially reported as provisional amounts. While the SAB 118 provisional measurement period ended December 31,
2018, the Company continued to revise certain U.S. Tax Reform amounts in 2019.

   As of December 31, 2017, the following items were considered provisional estimates due to complexities and ambiguities in U.S. Tax Reform which resulted in incomplete accounting for the tax effects of these provisions. Further guidance, either legislative or interpretive, and analysis were completed and updates were made to complete the accounting for these items during the measurement period as of December 31, 2018 and subsequent to the measurement period as of December 31, 2019:

   .  Alternative Minimum Tax Credits - U.S. Tax Reform eliminates the corporate alternative minimum tax and allows for minimum tax credit carryforwards to be used to offset future regular tax or to be refunded
      50% each tax year beginning in 2018, with any remaining balance fully refunded in 2021. However, pursuant to the requirements of the Balanced
      Budget and Emergency Deficit Control Act of 1985, as amended, refund payments issued for corporations claiming refundable prior year alternative minimum tax credits are subject to a sequestration rate of
      6.2%. The application of this fee to refunds in future years is subject to further guidance. Additionally, the sequestration reduction rate in effect at the time is subject to uncertainty. For the year ended
      December 31, 2018, the Company determined that no additional adjustment was required. In early 2019, the Internal Revenue Service ("IRS") issued guidance indicating that for years beginning after December 31, 2017, refund payments and credit elect and refund offset transactions due to refundable alternative minimum tax credits will not be subject to the sequestration fee. Accordingly, to reflect this guidance the Company recorded a $6 million tax benefit in 2019.

   .  Tax Credit Partnerships - The reduction in the federal corporate income tax rate due to U.S. Tax Reform required adjustments for multiple investment portfolios, including tax credit partnerships and tax-advantaged leveraged leases. Certain tax credit partnership investments derive returns in part from income tax credits. The Company recognizes changes in tax attributes at the partnership level when reported by the investee in its financial information. The Company did not receive the necessary investee financial information to determine the impact of U.S. Tax Reform on the tax attributes of its tax credit partnership investments until the third quarter of 2018. Accordingly, prior to the third quarter of 2018, the Company applied prior law to these equity method investments in accordance with SAB 118. For the year ended December 31, 2018, after receiving additional investee information, a reduction in tax credit partnerships' equity method income of
      $46 million, net of income tax, was included in net investment income.
      The tax-advantaged leveraged lease portfolio is valued on an after-tax yield basis. In 2018, the Company received third party data that was used to complete a comprehensive review of its portfolio to determine the full and complete impact of U.S. Tax Reform on these investments. As a result of this review, a tax benefit of $126 million was recorded for the year ended December 31, 2018. No additional adjustment was required for the years ended December 31, 2020 and 2019.

                                   MLIC-115

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

15. Income Tax (continued)

   Deferred income tax represents the tax effect of the differences between the book and tax bases of assets and liabilities. Net deferred income tax assets and liabilities consisted of the following at:

                                                        December 31,
                                                      ----------------
                                                        2020     2019
                                                      -------  -------
                                                        (In millions)
        Deferred income tax assets:
        Policyholder liabilities and receivables..... $ 1,475  $ 1,305
        Net operating loss carryforwards (1).........      80       82
        Employee benefits............................     540      486
        Tax credit carryforwards (2).................     876    1,161
        Litigation-related and government mandated...      96      119
        Other........................................     379      407
                                                      -------  -------
          Total gross deferred income tax assets.....   3,446    3,560
        Less: Valuation allowance....................      79       80
                                                      -------  -------
          Total net deferred income tax assets.......   3,367    3,480
                                                      -------  -------
        Deferred income tax liabilities:
        Investments, including derivatives...........   1,738    1,796
        Intangibles..................................      32       33
        DAC..........................................     400      500
        Net unrealized investment gains..............   3,177    2,719
                                                      -------  -------
          Total deferred income tax liabilities......   5,347    5,048
                                                      -------  -------
          Net deferred income tax asset (liability).. $(1,980) $(1,568)
                                                      =======  =======
--------

(1) The Company has recorded a deferred tax asset of $80 million primarily related to U.S. state net operating loss carryforwards and an offsetting valuation allowance for the year ended December 31, 2020. U.S. state net operating loss carryforwards will expire between 2021 and 2040, whereas others have an unlimited carryforward period.

(2) Tax credit carryforwards for the year ended December 31, 2020 primarily reflect general business credits expiring between 2037 and 2040 and are reduced by $93 million related to unrecognized tax benefits.

  The Company participates in a tax sharing agreement with MetLife, Inc., as described in Note 1. Pursuant to this tax sharing agreement, the amounts due to
(from) MetLife, Inc. included $183 million and ($43) million at
December 31, 2020 and 2019, respectively.

  The Company files income tax returns with the U.S. federal government and various U.S. state and local jurisdictions, as well as non-U.S. jurisdictions.
The Company is under continuous examination by the IRS and other tax authorities in jurisdictions in which the Company has significant business operations. The income tax years under examination vary by jurisdiction and subsidiary. The Company is no longer subject to U.S. federal, state, or local income tax examinations for years prior to 2010. For tax years 2007 through
2009, the Company has established adequate reserves for payment of tax liabilities resulting from the completed IRS audit of 2007-2009 which is expected to be settled in 2021.

  The Company filed refund claims in 2017 with the IRS for 2000 through 2002 to recover tax and interest predominantly related to the disallowance of certain foreign tax credits for which the Company received a statutory notice of deficiency in 2015 and paid the tax thereon. The disallowed foreign tax credits relate to certain non-U.S. investments held by MLIC in support of its life insurance business through a United Kingdom investment subsidiary that was structured as a joint venture until early 2009. In 2020, the Company received refunds from these claims filed in 2017, and as a result, the Company recorded a $28 million interest benefit ($22 million, net of tax) included in other expenses.

                                   MLIC-116

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

15. Income Tax (continued)

  For tax years 2000 through 2002 and tax years 2007 through 2009, the Company entered into binding agreements with the IRS in 2019 under which all remaining issues regarding the foreign tax credit matter noted above were resolved.
Accordingly, in 2019, the Company recorded a non-cash benefit to net income of
$226 million, net of tax, comprised of a $158 million tax benefit recorded in provision for income tax expense (benefit) and a $86 million interest benefit
($68 million, net of tax) included in other expenses. For tax years 2003 through 2006, the Company entered into binding agreements with the IRS in 2018 under which all remaining issues, including the foreign tax credit matter noted
above, were resolved. Accordingly, in 2018, the Company recorded a non-cash benefit to net income of $349 million, net of tax, comprised of a $168 million tax benefit recorded in provision for income tax expense (benefit) and a
$229 million interest benefit ($181 million, net of tax) included in other expenses.

   The Company's overall liability for unrecognized tax benefits may increase or decrease in the next 12 months. For example, U.S. federal tax legislation and regulation could impact unrecognized tax benefits. A reasonable estimate of the increase or decrease cannot be made at this time. However, the Company continues to believe that the ultimate resolution of the pending issues will not result in a material change to its consolidated financial statements, although the resolution of income tax matters could impact the Company's effective tax rate for a particular future period.

   A reconciliation of the beginning and ending amount of unrecognized tax benefits was as follows:

                                                                                Years Ended December 31,
                                                                                -----------------------
                                                                                2020    2019     2018
                                                                                ----   ------   ------
                                                                                   (In millions)
Balance at January 1,..........................................................  $33    $ 442    $ 890
Additions for tax positions of prior years.....................................    1       --        3
Reductions for tax positions of prior years (1)................................   --     (158)    (169)
Additions for tax positions of current year....................................    1        3        3
Settlements with tax authorities (2)...........................................   --     (254)    (285)
                                                                                ----   ------   ------
Balance at December 31,........................................................  $35    $  33    $ 442
                                                                                ====   ======   ======
Unrecognized tax benefits that, if recognized, would impact the effective rate.  $35    $  33    $ 442
                                                                                ====   ======   ======
--------

(1) The decreases in 2019 and 2018 are primarily related to non-cash benefits from tax audit settlements.

(2) The decreases in 2019 and 2018 are primarily related to the tax audit settlement, of which $251 million and $284 million, respectively, was reclassified to the current income tax payable account.

   The Company classifies interest accrued related to unrecognized tax benefits in interest expense, included within other expenses.

   Interest was as follows:

                                                                      Years Ended December 31,
                                                                      -----------------------
                                                                      2020    2019     2018
                                                                      ----   ------   ------
                                                                         (In millions)
Interest expense (benefit) recognized on the consolidated statements
  of operations (1)..................................................   $4    $(187)   $(457)

                                                                              December 31,
                                                                             ----------------
                                                                              2020     2019
                                                                             ------   ------
                                                                              (In millions)
Interest included in other liabilities on the consolidated balance
  sheets.............................................................         $  13    $   9
--------

(1) The decreases in 2019 and 2018 are primarily related to the tax audit settlement, of which $68 million and $184 million, respectively, was recorded in other expenses and $119 million and $273 million, respectively, was reclassified to the current income tax payable account.

                                   MLIC-117

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

16. Contingencies, Commitments and Guarantees

Contingencies

  Litigation

     The Company is a defendant in a large number of litigation matters.
  Putative or certified class action litigation and other litigation and claims and assessments against the Company, in addition to those discussed below and those otherwise provided for in the Company's consolidated financial statements, have arisen in the course of the Company's business, including, but not limited to, in connection with its activities as an insurer, mortgage lending bank, employer, investor, investment advisor, broker-dealer, and taxpayer.

     The Company also receives and responds to subpoenas or other inquiries seeking a broad range of information from state regulators, including state insurance commissioners; state attorneys general or other state governmental authorities; federal regulators, including the U.S. Securities and Exchange
  Commission; federal governmental authorities, including congressional committees; and the Financial Industry Regulatory Authority, as well as from local and national regulators and government authorities in jurisdictions outside the United States where the Company conducts business. The issues involved in information requests and regulatory matters vary widely, but can include inquiries or investigations concerning the Company's compliance with applicable insurance and other laws and regulations. The Company cooperates in these inquiries.

     In some of the matters, very large and/or indeterminate amounts, including punitive and treble damages, are sought. Modern pleading practice in the
  United States permits considerable variation in the assertion of monetary damages or other relief. Jurisdictions may permit claimants not to specify the monetary damages sought or may permit claimants to state only that the amount sought is sufficient to invoke the jurisdiction of the trial court. In addition, jurisdictions may permit plaintiffs to allege monetary damages in amounts well exceeding reasonably possible verdicts in the jurisdiction for similar matters. This variability in pleadings, together with the Company's actual experience in litigating or resolving through settlement numerous claims over an extended period of time, demonstrates to management that the monetary relief which may be specified in a lawsuit or claim bears little relevance to its merits or disposition value.

     It is not possible to predict the ultimate outcome of all pending investigations and legal proceedings. The Company establishes liabilities for litigation and regulatory loss contingencies when it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated.
  Liabilities have been established for a number of the matters noted below. In certain circumstances where liabilities have been established there may be coverage under one or more corporate insurance policies, pursuant to which there may be an insurance recovery. Insurance recoveries are recognized as gains when any contingencies relating to the insurance claim have been resolved, which is the earlier of when the gains are realized or realizable.
  It is possible that some of the matters could require the Company to pay damages or make other expenditures or establish accruals in amounts that could not be reasonably estimated at December 31, 2020. While the potential future charges could be material in the particular quarterly or annual periods in which they are recorded, based on information currently known to management, management does not believe any such charges are likely to have a material effect on the Company's financial position. Given the large and/or indeterminate amounts sought in certain of these matters and the inherent unpredictability of litigation, it is possible that an adverse outcome in certain matters could, from time to time, have a material effect on the
  Company's consolidated net income or cash flows in particular quarterly or annual periods.

  Matters as to Which an Estimate Can Be Made

     For some of the matters disclosed below, the Company is able to estimate a reasonably possible range of loss. For matters where a loss is believed to be reasonably possible, but not probable, the Company has not made an accrual.
  As of December 31, 2020, the Company estimates the aggregate range of reasonably possible losses in excess of amounts accrued for these matters to be $0 to $175 million.

  Matters as to Which an Estimate Cannot Be Made

     For other matters disclosed below, the Company is not currently able to estimate the reasonably possible loss or range of loss. The Company is often unable to estimate the possible loss or range of loss until developments in such matters have provided sufficient information to support an assessment of the range of possible loss, such as quantification of a damage demand from plaintiffs, discovery from other parties and investigation of factual allegations, rulings by the court on motions

                                   MLIC-118

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

16. Contingencies, Commitments and Guarantees (continued)

  or appeals, analysis by experts, and the progress of settlement negotiations.
  On a quarterly and annual basis, the Company reviews relevant information with respect to litigation contingencies and updates its accruals, disclosures and estimates of reasonably possible losses or ranges of loss based on such reviews.

   Asbestos-Related Claims

      Metropolitan Life Insurance Company is and has been a defendant in a large number of asbestos-related suits filed primarily in state courts.
   These suits principally allege that the plaintiff or plaintiffs suffered personal injury resulting from exposure to asbestos and seek both actual and punitive damages. Metropolitan Life Insurance Company has never engaged in the business of manufacturing, producing, distributing or selling asbestos or asbestos-containing products nor has Metropolitan Life Insurance Company issued liability or workers' compensation insurance to companies in the business of manufacturing, producing, distributing or selling asbestos or asbestos-containing products. The lawsuits principally have focused on allegations with respect to certain research, publication and other activities of one or more of Metropolitan Life Insurance Company's employees during the period from the 1920s through approximately the 1950s and allege that Metropolitan Life Insurance Company learned or should have learned of certain health risks posed by asbestos and, among other things, improperly publicized or failed to disclose those health risks. Metropolitan Life
   Insurance Company believes that it should not have legal liability in these cases. The outcome of most asbestos litigation matters, however, is uncertain and can be impacted by numerous variables, including differences in legal rulings in various jurisdictions, the nature of the alleged injury and factors unrelated to the ultimate legal merit of the claims asserted against Metropolitan Life Insurance Company. Metropolitan Life Insurance
   Company employs a number of resolution strategies to manage its asbestos loss exposure, including seeking resolution of pending litigation by judicial rulings and settling individual or groups of claims or lawsuits under appropriate circumstances.

      Claims asserted against Metropolitan Life Insurance Company have included negligence, intentional tort and conspiracy concerning the health risks associated with asbestos. Metropolitan Life Insurance Company's defenses
   (beyond denial of certain factual allegations) include that:
   (i) Metropolitan Life Insurance Company owed no duty to the plaintiffs -- it had no special relationship with the plaintiffs and did not manufacture, produce, distribute or sell the asbestos products that allegedly injured plaintiffs; (ii) plaintiffs did not rely on any actions of Metropolitan Life
   Insurance Company; (iii) Metropolitan Life Insurance Company's conduct was not the cause of the plaintiffs' injuries; (iv) plaintiffs' exposure occurred after the dangers of asbestos were known; and (v) the applicable time with respect to filing suit has expired. During the course of the litigation, certain trial courts have granted motions dismissing claims against Metropolitan Life Insurance Company, while other trial courts have denied Metropolitan Life Insurance Company's motions. There can be no assurance that Metropolitan Life Insurance Company will receive favorable decisions on motions in the future. While most cases brought to date have settled, Metropolitan Life Insurance Company intends to continue to defend aggressively against claims based on asbestos exposure, including defending claims at trials.

      The approximate total number of asbestos personal injury claims pending against Metropolitan Life Insurance Company as of the dates indicated, the approximate number of new claims during the years ended on those dates and the approximate total settlement payments made to resolve asbestos personal injury claims at or during those years are set forth in the following table:

                                                          December 31,
                                             --------------------------------------
                                                 2020         2019         2018
                                             ------------ ------------ ------------
                                             (In millions, except number of claims)
Asbestos personal injury claims at year end.       60,618       61,134       62,522
Number of new claims during the year........        2,496        3,187        3,359
Settlement payments during the year (1)..... $       52.9 $       49.4 $       51.4
-------------

(1) Settlement payments represent payments made by Metropolitan Life Insurance
    Company during the year in connection with settlements made in that year and in prior years. Amounts do not include Metropolitan Life Insurance
    Company's attorneys' fees and expenses.

                                   MLIC-119

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

16. Contingencies, Commitments and Guarantees (continued)

      The number of asbestos cases that may be brought, the aggregate amount of any liability that Metropolitan Life Insurance Company may incur, and the total amount paid in settlements in any given year are uncertain and may vary significantly from year to year.

      The ability of Metropolitan Life Insurance Company to estimate its ultimate asbestos exposure is subject to considerable uncertainty, and the conditions impacting its liability can be dynamic and subject to change. The availability of reliable data is limited and it is difficult to predict the numerous variables that can affect liability estimates, including the number of future claims, the cost to resolve claims, the disease mix and severity of disease in pending and future claims, the impact of the number of new claims filed in a particular jurisdiction and variations in the law in the jurisdictions in which claims are filed, the possible impact of tort reform efforts, the willingness of courts to allow plaintiffs to pursue claims against Metropolitan Life Insurance Company when exposure to asbestos took place after the dangers of asbestos exposure were well known, and the impact of any possible future adverse verdicts and their amounts.

      The ability to make estimates regarding ultimate asbestos exposure declines significantly as the estimates relate to years further in the future. In the Company's judgment, there is a future point after which losses cease to be probable and reasonably estimable. It is reasonably possible that the Company's total exposure to asbestos claims may be materially greater than the asbestos liability currently accrued and that future charges to income may be necessary. While the potential future charges could be material in the particular quarterly or annual periods in which they are recorded, based on information currently known by management, management does not believe any such charges are likely to have a material effect on the Company's financial position.

      The Company believes adequate provision has been made in its consolidated financial statements for all probable and reasonably estimable losses for asbestos-related claims. Metropolitan Life Insurance Company's recorded asbestos liability is based on its estimation of the following elements, as informed by the facts presently known to it, its understanding of current law and its past experiences: (i) the probable and reasonably estimable liability for asbestos claims already asserted against Metropolitan Life
   Insurance Company, including claims settled but not yet paid; (ii) the probable and reasonably estimable liability for asbestos claims not yet asserted against Metropolitan Life Insurance Company, but which Metropolitan
   Life Insurance Company believes are reasonably probable of assertion; and
   (iii) the legal defense costs associated with the foregoing claims.
   Significant assumptions underlying Metropolitan Life Insurance Company's analysis of the adequacy of its recorded liability with respect to asbestos litigation include: (i) the number of future claims; (ii) the cost to resolve claims; and (iii) the cost to defend claims.

      Metropolitan Life Insurance Company reevaluates on a quarterly and annual basis its exposure from asbestos litigation, including studying its claims experience, reviewing external literature regarding asbestos claims experience in the United States, assessing relevant trends impacting asbestos liability and considering numerous variables that can affect its asbestos liability exposure on an overall or per claim basis. These variables include bankruptcies of other companies involved in asbestos litigation, legislative and judicial developments, the number of pending claims involving serious disease, the number of new claims filed against it and other defendants and the jurisdictions in which claims are pending.
   Based upon its regular reevaluation of its exposure from asbestos litigation, Metropolitan Life Insurance Company has updated its recorded liability for asbestos-related claims to $425 million at December 31, 2020.

   Julian & McKinney v. Metropolitan Life Insurance Company (S.D.N.Y., filed
   February 9, 2017)

      Plaintiffs filed this putative class and collective action on behalf of themselves and all current and former long-term disability ("LTD") claims specialists between February 2011 and the present for alleged wage and hour violations under the Fair Labor Standards Act, the New York Labor Law, and
   the Connecticut Minimum Wage Act. The suit alleges that Metropolitan Life
   Insurance Company improperly reclassified the plaintiffs and similarly situated LTD claims specialists from non-exempt to exempt from overtime pay in November 2013. As a result, they and members of the putative class were no longer eligible for overtime pay even though they allege they continued
   to work more than 40 hours per week. Plaintiffs seek unspecified compensatory and punitive damages, as well as other relief. On March 22,
   2018, the court conditionally certified the case as a collective action, requiring that notice be mailed to LTD claims specialists who worked for the
   Company from February 8, 2014 to the present. The Company intends to defend this action vigorously.

                                   MLIC-120

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

16. Contingencies, Commitments and Guarantees (continued)

   Total Asset Recovery Services, LLC. v. MetLife, Inc., et al. (Supreme Court
   of the State of New York, County of New York, filed December 27, 2017)

      Total Asset Recovery Services (the "Relator") brought an action under the qui tam provision of the New York False Claims Act (the "Act") on behalf of itself and the State of New York. The Relator originally filed this action under seal in 2010, and the complaint was unsealed on December 19, 2017. The
   Relator alleges that MetLife, Inc., Metropolitan Life Insurance Company, and several other insurance companies violated the Act by filing false unclaimed property reports with the State of New York from 1986 to 2017, to avoid having to escheat the proceeds of more than 25,000 life insurance policies, including policies for which the defendants escheated funds as part of their demutualizations in the late 1990s. The Relator seeks treble damages and other relief. On April 3, 2019, the court granted MetLife, Inc.'s and
   Metropolitan Life Insurance Company's motion to dismiss and dismissed the complaint in its entirety. The Relator filed an appeal with the Appellate
   Division of the New York State Supreme Court, First Department. On
   December 10, 2020, the Appellate Division reversed the court's order granting MetLife, Inc. and Metropolitan Life Insurance Company's motion to dismiss, remanded the case to the trial court, and permitted the Relator's counsel to file an amended complaint. On March 5, 2021, the Relator filed an amended complaint. The Company intends to defend the action vigorously.

   Matters Related to Group Annuity Benefits

      In 2018, the Company announced that it identified a material weakness in its internal control over financial reporting related to the practices and procedures for estimating reserves for certain group annuity benefits.
   Several regulators have made inquiries into this issue and it is possible that other jurisdictions may pursue similar investigations or inquiries. The
   Company is also exposed to lawsuits and could be exposed to additional legal actions relating to this issue. These may result in payments, including damages, fines, penalties, interest and other amounts assessed or awarded by courts or regulatory authorities under applicable escheat, tax, securities,
   Employee Retirement Income Security Act of 1974, or other laws or regulations. The Company could incur significant costs in connection with these actions.

   Insolvency Assessments

     Many jurisdictions in which the Company is admitted to transact business require insurers doing business within the jurisdiction to participate in guaranty associations, which are organized to pay contractual benefits owed pursuant to insurance policies issued by impaired, insolvent or failed insurers or those that may become impaired, insolvent or fail. These associations levy assessments, up to prescribed limits, on all member insurers in a particular jurisdiction on the basis of the proportionate share of the premiums written by member insurers in the lines of business in which the impaired, insolvent or failed insurer engaged. In addition, certain jurisdictions have government owned or controlled organizations providing life, health and property and casualty insurance to their citizens, whose activities could place additional stress on the adequacy of guaranty fund assessments. Many of these organizations have the power to levy assessments similar to those of the guaranty associations. Some jurisdictions permit member insurers to recover assessments paid through full or partial premium tax offsets.

     Assets and liabilities held for insolvency assessments were as follows:

                                                        December 31,
                                                  -------------------------
                                                      2020         2019
                                                  ------------ ------------
                                                        (In millions)
    Other Assets:
    Premium tax offset for future discounted and
     undiscounted assessments....................  $        36  $        38
    Premium tax offset currently available for
     paid assessments............................           34           39
                                                  ------------ ------------
     Total.......................................  $        70  $        77
                                                  ============ ============
    Other Liabilities:
    Insolvency assessments.......................  $        51  $        53
                                                  ============ ============

                                   MLIC-121

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

16. Contingencies, Commitments and Guarantees (continued)

Commitments

  Mortgage Loan Commitments

     The Company commits to lend funds under mortgage loan commitments. The amounts of these mortgage loan commitments were $2.4 billion and $3.7 billion at December 31, 2020 and 2019, respectively.

  Commitments to Fund Partnership Investments, Bank Credit Facilities, Bridge
  Loans and Private Corporate Bond Investments

     The Company commits to fund partnership investments and to lend funds under bank credit facilities, bridge loans and private corporate bond investments. The amounts of these unfunded commitments were $4.3 billion and
  $4.6 billion at December 31, 2020 and 2019, respectively.

Guarantees

   In the normal course of its business, the Company has provided certain indemnities, guarantees and commitments to third parties such that it may be required to make payments now or in the future. In the context of acquisition, disposition, investment and other transactions, the Company has provided indemnities and guarantees, including those related to tax, environmental and other specific liabilities and other indemnities and guarantees that are triggered by, among other things, breaches of representations, warranties or covenants provided by the Company. In addition, in the normal course of business, the Company provides indemnifications to counterparties in contracts with triggers similar to the foregoing, as well as for certain other liabilities, such as third-party lawsuits. These obligations are often subject to time limitations that vary in duration, including contractual limitations and those that arise by operation of law, such as applicable statutes of limitation. In some cases, the maximum potential obligation under the indemnities and guarantees is subject to a contractual limitation ranging from less than $1 million to $339 million, with a cumulative maximum of
$465 million, while in other cases such limitations are not specified or applicable. Since certain of these obligations are not subject to limitations, the Company does not believe that it is possible to determine the maximum potential amount that could become due under these guarantees in the future.
Management believes that it is unlikely the Company will have to make any material payments under these indemnities, guarantees, or commitments.

   In addition, the Company indemnifies its directors and officers as provided in its charters and by-laws. Also, the Company indemnifies its agents for liabilities incurred as a result of their representation of the Company's interests. Since these indemnities are generally not subject to limitation with respect to duration or amount, the Company does not believe that it is possible to determine the maximum potential amount that could become due under these indemnities in the future.

   The Company's recorded liabilities were $3 million at both December 31, 2020 and 2019 for indemnities, guarantees and commitments.

17. Quarterly Results of Operations (Unaudited)

   The unaudited quarterly results of operations for 2020 and 2019 are summarized in the table below:

                                                                                     Three Months Ended
                                                                       ----------------------------------------------
                                                                       March 31,  June 30,  September 30, December 31,
                                                                       ---------  --------  ------------- ------------
                                                                                        (In millions)
2020
Total revenues........................................................ $  12,166  $  6,871    $  8,450      $  7,826
Total expenses........................................................ $   7,829  $  7,327    $  8,038      $  8,041
Net income (loss)..................................................... $   3,547  $   (285)   $    405      $   (123)
Less: Net income (loss) attributable to noncontrolling interests...... $      (2) $     --    $      1      $     (5)
Net income (loss) attributable to Metropolitan Life Insurance Company. $   3,549  $   (285)   $    404      $   (118)
2019
Total revenues........................................................ $   8,237  $  9,146    $ 10,810      $  8,056
Total expenses........................................................ $   7,729  $  7,923    $  9,238      $  7,799
Net income (loss)..................................................... $     508  $  1,067    $  1,339      $    498
Less: Net income (loss) attributable to noncontrolling interests...... $       1  $     --    $      1      $     (8)
Net income (loss) attributable to Metropolitan Life Insurance Company. $     507  $  1,067    $  1,338      $    506

                                   MLIC-122

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

18. Related Party Transactions

Service Agreements

   The Company has entered into various agreements with affiliates for services necessary to conduct its activities. Typical services provided under these agreements include personnel, policy administrative functions and distribution services. The bases for such charges are modified and adjusted by management when necessary or appropriate to reflect fairly and equitably the actual cost incurred by the Company and/or its affiliates. Expenses and fees incurred with affiliates related to these agreements, recorded in other expenses, were
$2.4 billion, $2.9 billion and $2.1 billion for the years ended December 31,
2020, 2019 and 2018, respectively. Total revenues received from affiliates related to these agreements were $40 million, $29 million and $135 million for the years ended December 31, 2020, 2019 and 2018, respectively.

   Prior to 2019, the Company also entered into agreements with affiliates to provide additional services necessary to conduct the affiliates' activities.
Typical services provided under these agreements included management, policy administrative functions, investment advice and distribution services. Expenses incurred by the Company related to these agreements, included in other expenses, were $1.1 billion for the year ended December 31, 2018, and were reimbursed to the Company by these affiliates.

   In 2018, the Company and the MetLife enterprise updated their shared facilities and services structure to more efficiently share enterprise assets and services. Effective as of October 1, 2018, the Company entered into new service agreements with its affiliates, which replaced existing agreements.
Under the new agreements, the Company will no longer be the primary provider of services to affiliates and will receive further services from affiliates to conduct its activities.

   The Company had net payables to affiliates, related to the items discussed above, of $198 million and $250 million at December 31, 2020 and 2019, respectively.

   See Notes 1, 5, 7, 11, 12 and 14 for additional information on related party transactions.

                                   MLIC-123

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

                                  Schedule I

                    Consolidated Summary of Investments --
                   Other Than Investments in Related Parties
                               December 31, 2020

                                 (In millions)

                                                                         Estimated      Amount at
                                                     Cost or             Fair           Which Shown on
                                                  Amortized Cost (1)     Value        Balance Sheet
Types of Investments                          ---------------------- ------------- --------------------
Fixed maturity securities AFS:
Bonds:
U.S. government and agency...................  $             24,620       $ 30,771 $             30,771
Public utilities.............................                 6,265          7,844                7,844
Municipals...................................                 6,888          8,983                8,983
Foreign government...........................                 4,322          5,268                5,268
All other corporate bonds....................                72,129         84,036               84,036
                                              ---------------------- ------------- --------------------
  Total bonds................................               114,224        136,902              136,902
Mortgage-backed and asset-backed securities..                41,511         43,630               43,630
Redeemable preferred stock...................                   688            808                  808
                                              ---------------------- ------------- --------------------
  Total fixed maturity securities AFS........               156,423        181,340              181,340
                                              ---------------------- ------------- --------------------
Mortgage loans...............................                66,922                              66,405
Policy loans.................................                 5,973                               5,973
Real estate and real estate joint ventures...                 7,460                               7,460
Real estate acquired in satisfaction of debt.                    18                                  18
Other limited partnership interests..........                 5,775                               5,775
Short-term investments.......................                 2,623                               2,623
Other invested assets........................                17,723                              17,723
                                              ----------------------               --------------------
  Total investments..........................  $            262,917                $            287,317
                                              ======================               ====================
--------
(1) Amortized cost for fixed maturity securities AFS, mortgage loans and short-term investments represents original cost reduced by repayments and adjusted for amortization of premium or accretion of discount; for real estate, cost represents original cost reduced by impairments and depreciation; for real estate joint ventures and other limited partnership interests, cost represents original cost reduced for impairments or original cost adjusted for equity in earnings and distributions.

                                   MLIC-124

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

                                 Schedule III
               Consolidated Supplementary Insurance Information
                          December 31, 2020 and 2019

                                 (In millions)

                            Future Policy Benefits,
                             Other Policy-Related
                     DAC         Balances and       Policyholder  Policyholder
                     and     Policyholder Dividend    Account      Dividends       Unearned        Unearned
Segment              VOBA         Obligation          Balances      Payable    Premiums (1), (2)  Revenue (1)
------------------ -------- ----------------------- ------------  ------------ ----------------- ------------
2020
U.S............... $    398        $         73,274   $   74,283      $     --      $        171     $     23
MetLife Holdings..    2,251                  70,845       22,383           397               150          157
Corporate & Other.       --                     201          (31)           --                --           --
                   -------- ----------------------- ------------  ------------ ----------------- ------------
  Total........... $  2,649        $        144,320   $   96,635      $    397      $        321     $    180
                   ======== ======================= ============  ============ ================= ============
2019
U.S............... $    405        $         69,687   $   69,394      $     --      $        216     $     24
MetLife Holdings..    3,048                  68,125       22,346           495               160          163
Corporate & Other.       --                     244          (32)           --                --           --
                   -------- ----------------------- ------------  ------------ ----------------- ------------
  Total........... $  3,453        $        138,056   $   91,708      $    495      $        376     $    187
                   ======== ======================= ============  ============ ================= ============
--------
(1) Amounts are included within the future policy benefits, other policy-related balances and policyholder dividend obligation column.

(2) Includes premiums received in advance.

                                   MLIC-125

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

                                 Schedule III
        Consolidated Supplementary Insurance Information -- (continued)

             For the Years Ended December 31, 2020, 2019 and 2018

                                 (In millions)

                                                      Policyholder    Amortization of
                                                      Benefits and        DAC and
                      Premiums and                     Claims and          VOBA
                     Universal Life        Net      Interest Credited   Charged to
                   and Investment-Type  Investment   to Policyholder       Other          Other
Segment            Product Policy Fees    Income     Account Balances    Expenses      Expenses (1)
------------------ ------------------- -----------  ----------------- --------------- -------------
2020
U.S...............     $        18,822 $     6,053     $       19,424    $         56    $    3,042
MetLife Holdings..               3,914       4,355              5,897             350         1,707
Corporate & Other.                   1        (158)                --              --           759
                   ------------------- -----------  ----------------- --------------- -------------
  Total...........     $        22,737 $    10,250     $       25,321    $        406    $    5,508
                   =================== ===========  ================= =============== =============
2019
U.S...............     $        19,547 $     6,481     $       20,906    $         55    $    2,904
MetLife Holdings..               4,097       4,579              5,769             184         1,900
Corporate & Other.                   1         (87)                --              --           971
                   ------------------- -----------  ----------------- --------------- -------------
  Total...........     $        23,645 $    10,973     $       26,675    $        239    $    5,775
                   =================== ===========  ================= =============== =============
2018
U.S...............     $        24,411 $     6,429     $       25,922    $         75    $    2,810
MetLife Holdings..               4,306       4,653              5,649             395         2,079
Corporate & Other.                  20        (163)                 5              --           917
                   ------------------- -----------  ----------------- --------------- -------------
  Total...........     $        28,737 $    10,919     $       31,576    $        470    $    5,806
                   =================== ===========  ================= =============== =============
----------
(1) Includes other expenses and policyholder dividends, excluding amortization of DAC and VOBA charged to other expenses.

                                   MLIC-126

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

                                  Schedule IV

                           Consolidated Reinsurance
                       December 31, 2020, 2019 and 2018

                             (Dollars in millions)

                                                                                    % Amount
                                                                                   Assumed
                              Gross Amount    Ceded       Assumed    Net Amount     to Net
                             ------------- ------------ ---------- ------------- -----------
2020
Life insurance in-force..... $   3,793,310 $    178,420 $  507,488 $   4,122,378        12.3%
                             ============= ============ ========== =============
Insurance premium
Life insurance (1).......... $      12,304 $        862 $      870 $      12,312         7.1%
Accident & health insurance.         8,517          127         39         8,429         0.5%
                             ------------- ------------ ---------- -------------
 Total insurance premium.... $      20,821 $        989 $      909 $      20,741         4.4%
                             ============= ============ ========== =============
2019
Life insurance in-force..... $   3,810,612 $    257,882 $  525,190 $   4,077,920        12.9%
                             ============= ============ ========== =============
Insurance premium
Life insurance (1).......... $      14,114 $        879 $      785 $      14,020         5.6%
Accident & health insurance.         7,690          128         26         7,588         0.3%
                             ------------- ------------ ---------- -------------
 Total insurance premium.... $      21,804 $      1,007 $      811 $      21,608         3.8%
                             ============= ============ ========== =============
2018
Life insurance in-force..... $   3,736,612 $    260,086 $  453,560 $   3,930,086        11.5%
                             ============= ============ ========== =============
Insurance premium
Life insurance (1).......... $      19,673 $        894 $      725 $      19,504         3.7%
Accident & health insurance.         7,210          128         27         7,109         0.4%
                             ------------- ------------ ---------- -------------
 Total insurance premium.... $      26,883 $      1,022 $      752 $      26,613         2.8%
                             ============= ============ ========== =============
--------
(1) Includes annuities with life contingencies.

   For the year ended December 31, 2020, reinsurance ceded and assumed included affiliated transactions for life insurance in-force of $14.0 billion and
$1.1 billion, respectively, and life insurance premiums of $113 million and
$8 million, respectively. For the year ended December 31, 2019, reinsurance ceded and assumed included affiliated transactions for life insurance in-force of $14.2 billion and $1.3 billion, respectively, and life insurance premiums of
$115 million and $9 million, respectively. For the year ended December 31,
2018, reinsurance ceded and assumed included affiliated transactions for life insurance in-force of $14.7 billion and $1.2 billion, respectively, and life insurance premiums of $117 million and $9 million, respectively.

                                   MLIC-127

                     [THIS PAGE INTENTIONALLY LEFT BLANK]

PART C

OTHER INFORMATION

Item 27. Exhibits

(a)	Resolution of the Board of Directors of Metropolitan Life establishing Separate Account E.[2]

(b)	Not applicable.

(c)	(1)	Amended Form of IRC Section 401 Group Annuity Contract (VestMet).[5]

	(1) (i)	Form of IRC Section 401 Group Annuity Contract (Preference Plus) (Version 2).[5]

	(1) (ii)	Form of IRC Section 401 Group Annuity Contract (Preference Plus) (Allocated and Unallocated).[5]

	(1) (iii)	Form IRC Section 401 Individual Annuity Contract (Preference Plus).[5]

	(1) (iv)	Form IRC Section 401 Group Annuity Contract (Preference Plus) (Oregon).[2]

	(1) (v)	Form IRC Section 401 Group Annuity Contract (Preference Plus) (Allocated).[4]

	(1) (vi)	Form IRC Section 401 Group Annuity Contract (Preference Plus) (Allocated) (New York).[4]

	(1) (vii)	Form of Certificate under IRC Section 401 Group Annuity Contract (Preference Plus) (New York).

	(2)	Amended Form of IRC Section 403(b) Group Annuity Contract (VestMet).[5]

	(2) (i)	Amended Form of IRC Section 403(b) Group Annuity Contract (Preference Plus).[5]

	(2) (i)(A)	Form of IRC Section 403(b) Group Annuity Contract (Financial Freedom-LIJ).[5]

	(2) (i)(B)	Form of IRC Section 403(b) Group Annuity Contract (Enhanced Preference Plus Contract- Montefiore Medical Center, Maimonides Medical Center, The Mount Sinai Hospital).[2]

	(2) (i)(C)	Form of IRC Section 403(b) Group Annuity Contract (Financial Freedom Account) (New Jersey-ABP).4

	(2) (i)(D)	Form of IRC Section 403(b) Group Annuity Contract (Financial Freedom Account) (Texas-ORP).[4]

	(2) (i)(E)	Form of IRC Section 403(b) Individual Annuity Contract (Preference Plus) (Oregon).[4]

	(2) (ii)	Form of Certificate under IRC Section 403(b) Group Annuity Contract (VestMet).[5]

(2)(iii)	Form of Certificate under IRC Section 403(b) Group Annuity Contract (Preference Plus) (Version 2).

(2)(iii)(A)	Form of Certificate under IRC Section 403(b) Group Annuity Contract (Preference Plus) (Versions 1 and 2).[5]

(2)(iii)(B)	Amended Form of Certificate under IRC Section 403(b) Group Annuity Contract (Preference Plus) (New York).[5]

(2)(iii)(C)	Form of Certificate under IRC Section 403(b) Group Annuity Contract (Financial Freedom Account).

(2)(iii)(D)	Forms of Certificate under IRC Section 403(b) Group Annuity Contract (Preference Plus — Enhanced TSA Preference Plus Contract).[5]

(2)(iii)(E)	Amended Form of Certificate under IRC Section 403(b) Group Annuity Contract (Preference Plus).

(2)(iii)(F)	Form of Certificate under IRC Section 403(b) Group Annuity Contract (Chapman).[5]

(2)(iii)(G)	Form of Certificate under IRC Section 403(b) Group Annuity Contract (Preference Plus, Enhanced Preference Plus, Financial Freedom) (Oregon).[2]

(2)(iii)(H)	Form of Endorsement under IRC Section 403(b) Group Annuity Contract (Preference Plus).[2]

(2)(iii)(I)	Form of Endorsement under Section 403(b) Group Annuity Contract (Preference Plus, Enhanced Preference Plus, Financial Freedom).[2]

(2)(iv)	Form of Texas Rider for Certificate under IRC Section 403(b) Group Annuity Contract (VestMet).[5]

(2)(v)	Form of Texas Endorsement for Certificate under IRC Section 403(b) Group Annuity Contract (Preference Plus).[5]

(2)(vi)	Form of Certificate under IRC Section 403(b) Group Annuity Contract (Financial Freedom Account) (New Jersey-ABP).[4]

(2)(vii)	Form of Certificate under IRC Section 403(b) Group Annuity Contract (Enhanced Preference Plus) (Oregon).[4]

(2)(viii)	Form of Certificate under IRC Section 403(b) Group Annuity Contract (Financial Freedom) (Texas-ORP).

(2)(ix)	Form of Certificate under IRC Section 403(b) Group Annuity Contract (Financial Freedom Account) (Texas-ORP).[4]

(2)(x)	Forms of Endorsement under IRC Section 403(b) Group Annuity Contract, 403(a) Group Annuity Contract and Individual Retirement Annuity Contract.[4,5]

(2)(xi)	Forms of Endorsement under IRC Section 403(b) Group Annuity Contract.[4,5,8]

(2)(xii)	Forms of Endorsement under IRC Section 403(b) for Annuity Contract (VestMet) — Forms R.S.1208 and G.20247-567[7]

(2)(xiii)	Forms of Endorsement under IRC Section 408(b) for Flexible Contribution Individual Retirement Annuity (38PP-90(IRA-1), and (G.4333-15, G.4333 (IRA/ENH) — Forms R.S.1228 and G.20247-568[7,8]

(2)(xiv)	Form of Endorsement under IRC Section 403(b) (G.4333-7) — Form G.20247.563.[7]

(2)(xv)	Form of Endorsement under IRC Section 403(b) (G.4333-7, G.4333 (PPA/TSA- 5)) — Form G.20247-576 (Mutual Benefit Life).[8]

(3)	Form of IRC Section 408 Simplified Employee Pension Contract (VestMet).[5]

(3)(i)(A)	Form of IRC Section 408 Simplified Employee Pension Contract (Preference Plus) (Version 2).[5]

(3)(i)(B)	Amended Form of IRC Section 408 Simplified Employee Pension Contract (Preference Plus).[5]

(3)(i)(C)	Form of IRC Section 408 Simplified Employee Pension Contract (Preference Plus) (Oregon).[2]

(3)(i)	Form of IRC Section 408 Simplified Employee Pension Contract (Illinois, Minnesota) (VestMet).[5]

(3)(ii)	Form of IRC Section 408 Simplified Employee Pension Contract (Michigan) (VestMet).[5]

(3)(iii)	Form of IRC Section 408 Simplified Employee Pension Contract (New York) (VestMet).[5]

(3)(iv)	Form of IRC Section 408 Simplified Employee Pension Contract (South Carolina) (VestMet).[5]

(3)(v)	Form of IRC Section 408 Simplified Employee Pension Contract (Pennsylvania) (VestMet).[5]

(3)(vi)	Form of IRC Section 408 Simplified Employee Pension Contract (Washington) (VestMet).[5]

(3)(vii)	Information Statement concerning IRC Section 408 Simplified Employee Pension Contract (VestMet).5

(3)(viii)	Non-Qualified Annuity Endorsements.[18]

(4)	Form of IRC Section 408 Individual Retirement Annuity Contract (VestMet).[5]

(4)(i)(A)	Form of IRC Section 408 Individual Retirement Annuity Contract (Preference Plus) (Version 2).[5]

(4)(i)(B)	Form of IRC Section 408 Individual Retirement Annuity Contract (Preference Plus).[5]

(4)(i)(C)	Form of IRC Section 408 Individual Retirement Annuity Contract (Preference Plus) (Oregon).

(4)(i)	Form of Endorsement to IRC Section 408 Individual Retirement Annuity Contract (VestMet).[5]

(4)(ii)	Form of Endorsement to IRC Section 408 Individual Retirement Annuity Contract (Michigan) (VestMet)[5] .

(4)(iii)	Form of IRC Section 408 Individual Retirement Annuity Contract (Illinois, Minnesota) (VestMet).[5]

(4)(iv)	Form of IRC Section 408 Individual Retirement Annuity Contract (Michigan) (VestMet).[5]

(4)(v)	Form of IRC Section 408 Individual Retirement Annuity Contract (New York) (VestMet).[5]

(4)(vi)	Form of IRC Section 408 Individual Retirement Annuity Contract (South Carolina) (VestMet).[5]

(4)(vii)	Form of IRC Section 408 Individual Retirement Annuity Contract (Pennsylvania) (VestMet).[5]

(4)(viii)	Form of IRC Section 408 Individual Retirement Annuity Contract (Washington) (VestMet).[5]

(4)(ix)	Information Statement concerning IRC Section 408 Individual Retirement Annuity Contract (VestMet).

(4)(x)	Form of Endorsement to IRC Section 408 Individual Retirement Annuity Contract (VestMet).[5]

(4)(xi)	Form of Endorsement to IRC Section 408 Individual Retirement Annuity Contract (Michigan) (VestMet).

(4)(xii)	Form of Endorsement to IRC Section 408 Individual Retirement Annuity Contract (South Carolina) (VestMet).[5]

(4)(xiii)	Form of Endorsement to IRC Section 408 Individual Annuity Contract (Preference Plus).[4]

(5)	Amended Form of IRC Section 408 Group Individual Retirement Annuity Contract (VestMet).[5]

(5)(1)	Form of IRC Section 408 Group Individual Retirement Annuity Contract (Preference Plus).[5]

(5)(i)	Form of Certificate under IRC Section 408 Group Individual Retirement Annuity Contract (VestMet).

(5)(i)(A)	Form of Certificate under IRC Section 408 Group Individual Retirement Annuity Contract (Preference Plus).[5]

(5)(i)(B)	Forms of Certificate under IRC Section 408 Group Individual Retirement Annuity Contract (Enhanced).

(5)(i)(C)	Form of Certificate under IRC Section 408 Group Individual Retirement Annuity Contract (Oregon).

(5)(i)(D)	Form of Endorsement to IRC Section 408 Group Individual Retirement Annuity Contract (G.4333.15).

(6)	Amended Form of IRC Section 457 Group Annuity Contract for Public Employee Deferred Compensation Plans (VestMet).[5]

(6)(i)	Form of IRC Section 457 Group Annuity Contract for Public Employee Deferred Compensation Plans (Preference Plus) (Version 2).[5]

(6)(ii)	Amended Form of IRC Section 457 Group Annuity Contract for Public Employee Deferred Compensation Plans (Preference Plus).[5]

(6)(iii)	Form of IRC Section 457 Group Annuity Contract for Public Employee Deferred Compensation Plans (Enhanced Preference Plus).[5]

(6)(iv)	Form of IRC Section 457 Group Annuity Contract for Public Employee Deferred Compensation Plans (Financial Freedom).[5]

(6)(v)	Form of IRC Section 457 Group Annuity Contract for Public Employee Deferred Compensation Plans (Enhanced Preference Plus).[4]

(6)(vi)	Form of Endorsement under IRC Section 457(b) for Public Employee Deferred Compensation Plans (G.3068) (Preference Plus) — Form G.7812-45.[7]

(7)	Form of Endorsement to IRC Section 408 Individual Retirement Annuity Contract which Converts Contract into Non-Qualified Status (VestMet).[5]

(7)(1)	Form of Non-Qualified Contract (Preference Plus) (Version 2).[5]

(7)(i)(A)	Amended Form of Non-Qualified Contract (Preference Plus).[5]

(7)(i)(B)	Form of Non-Qualified Contract (Preference Plus) (Oregon).[2]

(7)(i)	Information Statement concerning IRC Section 408 Individual Retirement Annuity Contract with Non-Qualified Endorsement (VestMet).[5]

(7)(ii)	Form of Endorsement to IRC Section 408 Individual Retirement Annuity Contract with Non- Qualified Endorsement (Michigan) (VestMet).[5]

(7)(iii)	Form of Endorsement to IRC Section 408 Individual Retirement Annuity Contract with Non- Qualified Endorsement (South Carolina) (VestMet).[5]

(7)(iv)	Form of Endorsement to Group Annuity Contract.[5]

(8)	Amended Form of Non-Qualified Group Contract (VestMet).[5]

(8)(1)	Form of Non-Qualified Group Contract (Preference Plus).[5]

(8)(i)	Form of Certificate under Non-Qualified Group Contract (VestMet).[5]

(8)(i)(A)	Forms of Certificate under Non-Qualified Group Contract (Preference Plus).[5]

(8)(i)(A)(i)	Form of Certificate under Non-Qualified Group Contract (Preference Plus-Enhanced Contract; Enhanced Preference Plus). [2]

(8)(i)(A)(ii)	Form of Certificate under Non-Qualified Group Contract (Preference Plus-Enhanced Contract; Enhanced Preference Plus) (Oregon).[2]

(8)(i)(B)	Form of Non-Qualified Group Contract (Preference Plus).[5]

(8)(i)(C)	Form of Non-Qualified Group Contract (Enhanced Preference Plus).[5]

(8)(i)(D)	Form of Endorsement Concerning Nursing Home or Terminal Illness.[2]

(8)(i)(E)	Form of Endorsement for death claim settlement for MT-(37PP-90(NQ-1), (38PP-90(IRA-) — Form R.S. 1234MT1998.[7]

(8)(i)(F)	Form of Non-Qualified Group Contract (Financial Freedom Account) Form — G.3043.[7]

(9)	Endorsement with respect to Individual IRA and Individual Non-Qualified Contract concerning Death Benefit Provisions (VestMet).[5]

(10)	Specimen of variable retirement annuity contract for Metropolitan Variable Account B.[5]

(11)	Proposed Form of Metropolitan Investment Annuity Program, Form 37-74 MIAP for Metropolitan Life Variable Account C. [5]

(12)	Proposed Form of Metropolitan Investment Annuity Program, Form 37-74 MIAP for Metropolitan Life Variable Account D. [5]

(13)	Specimen of Flexible-Purchase Variable Annuity Contract for Metropolitan Variable Account A.[1]

(14)	Specimen of Variable Annuity Contract, Forms 37TV-65 and 20SV-65 for Metropolitan Variable Account B.[5]

(15)	Form of Certificate under IRC Section 403(a) Group Annuity Contract (Preference Plus).[5]

(15)(i)	Forms of Certificate under IRC Section 403(a) Group Annuity Contract (Financial Freedom).[5]

(15)(ii)	Form of Certificate under IRC Section 403(a) Group Annuity Contract (South Carolina).[5]

(15)(iii)	Form of Certificate under IRC Section 403(a) Group Annuity Contract (SUNY).[5]

(15)(iv)	Form of Certificate under IRC Section 403(a) Group Annuity Contract (Oregon).[2]

(16)	Form of Single Premium Immediate Income Payment Contract (Preference Plus).[5]

(17)	Form of Single Premium Immediate Income Payment Certificate (Enhanced Preference Plus and Financial Freedom).[5]

(18)	Endorsements for Single Premium Immediate Income Payment Contract.[5]

(18)(i)	Form of Endorsement for Single Premium Immediate Income Payment Contract (G.4333 (VARPAY) — Form G.20247-560. [7]

(18)(ii)	Form of Endorsement for Single Premium Immediate Income Payment Contract (PSC 93-05A) for unlimited transfers.[8]

(19)	Form of Endorsement with respect to the Roth Individual Retirement Annuity — Form R.S. 1220- PPA.[6]

(19)(i)	Form of Endorsement with respect to the Roth Individual Retirement Annuity — Form R.S. 1220— PPA (Minnesota).[6]

(19)(ii)	Form of Endorsement with respect to the Roth Individual Retirement Annuity — Form R.S. 1220- PPA (New Jersey).[6]

(19)(iii)	Form of Amendment with respect to the Roth Individual Retirement Annuity — Form R.S. 1212- PPA.[6]

(19)(iv)	Form of Amendment with respect to the Roth Individual Retirement Annuity — Form R.S. 1212- PPA (Minnesota).[6]

(19)(v)	Form of Amendment with respect to the Roth Individual Retirement Annuity — Form R.S. 1212- PPA (NewJersey).[6]

(19)(vi)(A)	ROTH IRA Endorsements. Forms: R.S. 1233, R.S. 1233OR, R.S. 1233TX(2000).[9]

(19)(vi)(B)	ROTH IRA Amendments. Forms: R.S. 1238, R.S. 1238OR, R.S. 1238TX(2000).[9]

(20)	Form of Group Annuity Contract and Amendment under IRC Section 415(m) — Forms G. 3043A and G. 3043A-1 (Financial Freedom Account).[6]

(21)	Form of Endorsement with respect to Waiver of Administrative Fee — Form R.S. 1206.[6]

(22)	Forms of Endorsement with respect to exchange from Growth Plus Account to the Preference Plus Account — Form RSC E31910-2. [6]

(23)	Forms of Endorsement with respect to Enhanced 10% corridor (37PP-90(NQ-1), 38PP-90 (IRA-1) NQ/IRA, NJ PPA and (PSC94-05) — Forms R.S. 1222, R.S. 1222N.J., R.S. 1232 and G. 20247—573.7

(24)	Forms of Endorsement with respect to Fund Expansion (38PP-90(NQ-1), (38PP-90(IRA-1), TSA/403(a), PPI immediate (PSC 93-05A) — Forms R.S. 1230 (11/98), G. 20247-572 and R.S. 1231 (11/98)[7,8]

(24)(i)(A)	Endorsement Regarding Availability of additional Investment Divisions on July 5, 2000 (R.S.1241).

(24)(i)(B)	Contract Endorsement (for NJ Alternate Benefit Plan) (G. 7812-56).[9]

(24)(i)(C)	Certificate Endorsement (for NJ Alternate Benefit Plan) (G. 20247-578).[9]

(25)	Forms of Endorsement with respect to Exchange (37PP-90(NQ-1), 38PP-90(IRA-1) and (G.4333- 7) — Forms E31910-3 and G.7812-38-1. [7]

(26)	Forms of Endorsement for SIMPLE IRA (G.4333-15) and (G.4333-15+RSC 96-37) — Forms RSC 96-37 and R.S. 1209.[7]

(27)	Forms of demutualization endorsements.[8]

(28)	Replacement Endorsements for Systematic Withdrawal Program Forms: PSC 94-15 NJ (8/2000), PSC 94-15 MN (8/2000).[9]

(28)(i)	Replacement Endorsements for Systematic Withdrawal Program FL, NY, VT forms: PSC 94-16 (8/2000), PSC 94-15 (8/2000).[9]

(29)	Forms of Endorsement for Non-Qualified Annuity Contracts Under IRC Section 72(s) — ML- NQ(11/04)[17]

(30)	Metropolitan Life Insurance Company 401(a)/403(a) Plan Endorsement ML-401-3 (5/11).[24]

(31)	Metropolitan Life Insurance Company 457 (b) Plan Endorsement (Governmental and Tax- Exempt) ML-457-2 (5/11).[24]

(d)	(1)	Participation Request and Agreement for the IRC Section 401 Group Annuity Contract.[5]

	(2)	Enrollment Form with respect to the IRC Section 401 Group Annuity Contract.[5]

	(2)(i)	Enrollment Form with respect to the IRC Section 401 Group Annuity Contract (Preference Plus) (Allocated).

	(3)	Participation Request and Agreement for the IRC Section 403(b) Group Annuity Contract.[5]

	(3)(i)	Participation Request and Agreement for the IRC Section 403(b) Group Annuity Contract (Direct Mail Form).[5]

	(4)	Enrollment Form with respect to the IRC Section 403(b) Group Contract and the IRC Section 457 Group Annuity Contract.[2]

	(4)(i)	403(b) Tax Deferred Annuity Customer Agreement Acknowledgement.[5]

	(4)(ii)	Enrollment Form with respect to the IRC Section 403(b) Group Annuity Contract (Enhanced Preference Plus TSA).[5]

	(4)(iii)	Enrollment Form with respect to the IRC Section 403(b) Group Annuity Contract (FFA-TSA).[5]

	(5)	Enrollment Form with respect to the IRC Section 403(b) Group Annuity Contract and the IRC Section 457 Group Annuity Contract.[5]

	(6)	Application for an IRC Section 408 Simplified Employee Pension, IRA and Non-Qualified Deferred Annuities (Preference Plus).[2]

	(6)(i)	Application for Individual IRA and Non-Qualified Contract (Direct Mail Form).[3]

	(7)	Employer Adoption Request Form.[5]

	(7)(i)	Employer Utilization Request Form.[5]

	(7)(ii)	Enrollment Form for IRC Section 408 Group Individual Retirement Account Contract and Non-Qualified Group Contract.[5]

	(7)(iii)	Funding Authorization and Agreement.[5]

	(7)(iv)	Funding Authorization and Agreement (SEP).[5]

	(8)(i)	Enrollment Form for IRC Section 408 Individual Retirement Annuity, IRC Section 408(k) Simplified Employee Pension and Non-Qualified Income Annuity Contract.[5]

	(8)(ii)	Enrollment Form for IRC Sections 403(b), 403(a) and 457 Group Income Annuity Contract.[5]

	(8)(iii)	Enrollment Form for Group IRA Rollover Annuity (Preference Plus-Enhanced Contract).[2]

	(8)(iv)	Enrollment Form for Group Non-Qualified Supplemental Savings (Preference Plus-Enhanced Contract).

	(9)	Application for Variable Annuity (Preference Plus® Account) TSA/IRC Section 457(b) Deferred Compensation/IRC Section 403(a) for form G.4333-7 FORM — 038-PPA-TSA/PEDC (0998).[7]

	(9)(i)	Application for Variable Annuity (Preference Plus® Account) for 37PP-90 (NQ-1), 38PP-90 (IRA- 1) FORM — 038-PPA-IRA/SEP/NQ (0998).[7]

	(9)(ii)	Application for the Preference Plus® Income Annuity for RSC 93-05A FORM — RSCINCAPNQIRASEP (10/98).[7]

	(9)(iii)	Application for Variable Annuity Enhanced Preference Plus® Account for MetLife Employees for forms G.4333-14, G.4333-15 Form — 038MEGPPAIRA/NQ(10/98).[7]

	(9)(iv)	Application Preference Plus Account.[8]

	(10)	Variable Annuity Application for Non-Qualified, IRA and SEP contracts (038-PPA (07/2012) A)

	(10)(i)	Variable Annuity Application for TSA and 403(a) contracts (038-PPA (07/2000)-B)[9]

	(10)(ii)	ROTH Individual Retirement Annuity Endorsement — Form ML-446.2 (9/02).[13]

	(10)(iii)	401(a)/403(a) Plan Endorsement. Form ML-401.2 (9/02).[13]

	(10)(iv)	Individual Retirement Annuity Endorsement. Form: ML-408.2 (9/02).[13]

	(10)(v)	SIMPLE Individual Retirement Annuity Endorsement. Form: ML-439.1 (9/02).[13]

	(10)(vi)	Tax Sheltered Annuity Endorsement. Form ML-398.2 (9/02).[13]

(e)		Restated Charter of Metropolitan Life Insurance Company.[12]

	(1)	Amended and Restated By-Laws of Metropolitan Life Insurance Company[29]

(f)		Not applicable.

(g)		Not applicable.

(h)	(1)	Amended and Restated Principal Underwriting Agreement between Metropolitan Life Insurance Company and MetLife Investors Distribution Company Filed with Post-Effective Amendment No. 48 to this Registration Statement April 23, 2019.

	(2)	Form of Metropolitan Life Insurance Company Sales Agreement.[14]

	(2) (i)	Form of Enterprise Selling Agreement 9-12 (MetLife Investors Distribution Company Sales Agreement).

	(3)	Participation Agreement — Calvert.[5]

	(3) (i)	Amendment to the Shared Funding Agreement dated June 5, 1990 between Calvert Investment Distributors, Inc., and Metropolitan Life Insurance, effective as of April 30, 2011.[23]

	(3) (ii)	Shared Funding Agreement dated December 30, 2016 between Calvert Variable Series and Metropolitan Life Insurance Company. [31]

	(4)	Participation Agreements — Fidelity Distributors Corp.[5]

	(4) (i)	Supplemental Agreements — Fidelity[6]

	(4) (ii)	Summary Prospectus Agreement (Summary) — Fidelity[21]

	(4) (iii)	Amendment dated June 1, 2015 to the Participation Agreement dated November 25, 2002 between Metropolitan Life Insurance Company and Fidelity Distributors Company.[30]

	(4) (iv)	Amended and Restated Participation Agreement dated January 24, 2018 among Fidelity Variable Insurance Products, Fidelity Distributors Corporation and Metropolitan Life Insurance Company.

	(5)	Participation Agreement — New England Zenith Fund[10]

	(6)	Participation Agreement — American Funds Insurance Series[11]

	(6) (i)	Participation Agreement – American Funds Insurance Series – Summary[20]

	(6) (ii)	Amendment No. 4 to Participation Agreement between Metropolitan Life Insurance Company, American Funds Insurance Series and Capital Research and Management Company dated November 19, 2014.[27]

	(6) (iii)	Amendment No. 3 dated May 1, 2016 to the Participation Agreement dated May 16, 1998 among Metropolitan Life Insurance Company, American Funds Insurance Company, American Funds Insurance Series and Capital Research and Management Company.[29]

	(7)	Participation Agreement — Met Investors Series Trust[12]

	(7) (i)	First Amendment to the Participation Agreement.[23]

	(7) (ii)	Second Amendment to the Participation Agreement.[23]

	(7) (iii)	Amendment to each of the Participation Agreements currently in effect between Met Investors Series Trust, MetLife Advisers, LLC, MetLife Investors Distribution Company and Metropolitan Life Insurance Company, MetLife Insurance Company of Connecticut, MetLife Investors USA Insurance Company, MetLife Investors Insurance Company, First MetLife Investors Insurance Company, New England Life Insurance Company and General American Life Insurance Company effective April 30, 2010.[24]

	(8)	Participation Agreement with Metropolitan Series Fund, Inc.[19]

	(8) (i)	Amendment to each of the Participation Agreements currently in effect between Metropolitan Series Fund, MetLife Advisers, LLC, MetLife Investors Distribution Company and Metropolitan Life Insurance Company, Metropolitan Tower Life Insurance Company, MetLife Insurance Company of Connecticut, MetLife Investors USA Insurance Company, MetLife Investors Insurance Company, First MetLife Investors Insurance Company, New England Life Insurance Company and General American Life Insurance Company effective April 30, 2010.[24]

	(9)	MLI Distribution Company Retail Sales Agreement[16]

	(10)	Participation Agreement dated March 6, 2017 by and among Brighthouse Funds Trust I, Metropolitan Life Insurance Company, Brighthouse Investment Advisers, LLC and Brighthouse Securities, LLC.[29]

	(1)	Participation Agreement dated March 6, 2017 by and among Brighthouse Funds Trust II, Metropolitan Life Insurance Company, Brighthouse Investment Advisers, LLC and Brighthouse Securities, LLC. [29]

	(2)	Amendment dated January 1, 2021 to the Participation Agreement with Brighthouse Funds Trust I.[34]

	(3)	Amendment dated January 1, 2021 to the Participation Agreement with Brighthouse Funds Trust II.[34]

(i)		Not applicable.

(j)		Not applicable.

(k)		Opinion of Counsel.[5]

(l)		Consent of Independent Registered Public Accounting Firm. (Filed herewith.)

(m)		Not applicable.

(n)		Not applicable.

(o)		Form of Initial Summary Prospectus (Filed herewith).

	(1)	Initial Summary Prospectus (Enhanced Preference Plus — EPPA)

	(2)	Initial Summary Prospectus (Financial Freedom)

	(3)	Initial Summary Prospectus (Preference Plus Account — BPPA)

(p)		Powers of Attorney for Metropolitan Life Insurance Company and its designated Separate Accounts (Incorporated herein by reference to the Registration Statement on form S-3 (File No.333-234816) filed on November 22, 2019.)

1.	Previously filed with the initial filing of the Registration Statement of Metropolitan Variable Account A of Metropolitan Life Insurance Company on May 28, 1969.
2.	Filed with Post-Effective Amendment No. 19 to this Registration Statement on Form N-4 on February 27, 1996.
3.	Filed with Post-Effective Amendment No. 6 to this Registration Statement on Form N-4 on April 1, 1988.
4.	Filed with Post-Effective Amendment No. 21 to this Registration Statement on Form N-4 on February 28, 1997.
5.	Filed with Post-Effective Amendment No. 22 to this Registration Statement on Form N-4 on April 30, 1997.
6.	Filed with Post-Effective Amendment No. 23 to this Registration Statement on Form N-4 on April 3, 1998.
7.	Filed with Post-Effective Amendment No. 24 to this Registration Statement on Form N-4 on January 12, 1999.
8.	Filed with Post-Effective Amendment No. 26 to this Registration Statement on Form N-4 on April 6, 2000.
9.	Filed with Post-Effective Amendment No. 27 to this Registration Statement on Form N-4 on April 3, 2001.
10.	Filed with Post-Effective Amendment No. 10 to Registration Statement No. 33-57320 for Metropolitan Life Separate Account UL on Form S-6 on September 18, 2000. As incorporated herein by reference.
11.	Filed with Pre-Effective Amendment No. 1 to Registration Statement No. 333-52366 for Metropolitan Life Separate Account E on Form N-4 on August 3, 2001. As incorporated herein by reference.
12.

Amended and Restated Charter of Metropolitan Life Insurance Company filed with Registration Statement No. 333-83716/811-4001 for Metropolitan Life Separate Account E on Form N-4 on March 5, 2002. As incorporated herein by reference.

13.	Filed with Post-Effective Amendment No. 29 to this Registration Statement on Form N-4 on April 10, 2003.
14.	Filed with Post-Effective Amendment No. 30 to this Registration Statement on Form N-4 on October 22, 2003.
15.	Filed with Post-Effective Amendment No. 31 to this Registration Statement on Form N-4 on February 9, 2004.
16.	Filed with Post-Effective Amendment No. 35 to this Registration Statement on Form N-4 on April 27, 2006.
17.	Filed with Post-Effective Amendment No. 34 to this Registration Statement on Form N-4 on April 8, 2005.
18.

Amended and Restated By-Laws of Metropolitan Life Insurance Company filed with Post-Effective Amendment No. 16 to Registration Statement No. 333-52366/811-4001 for Metropolitan Life Separate Account E on Form N-4 on January 16, 2008. As incorporated herein by reference.

19.

Filed with Post-Effective Amendment No. 9 to Registration Statement No. 333-83716/811-4001 for Metropolitan Life Separate Account E on Form N-4 on September 10, 2007. As incorporated herein by reference.

20.	Filed with Post-Effective Amendment No. 15 to Registration Statement No. 333-83716/811-4001 for Metropolitan Life Separate Account E on Form N-4 on April 12, 2011. As incorporated herein by reference.
21.	Filed with Post-Effective Amendment No. 2 to Registration Statement No. 333-162586/811-4001 for Metropolitan Life Separate Account E on Form N-4 on April 12, 2011. As incorporated herein by reference.
22.	[Reserved]
23.

Filed with Post-Effective Amendment No. 2 to Registration Statement File No. 333-153109/811-04001 for Metropolitan Life Separate Account E on Form N-4 on June 26, 2009. As incorporated herein by reference.

24.

Filed with Post-Effective Amendment No. 16 to Registration Statement File No. 333-83716/811-04001 for Metropolitan Life Separate Account E on Form N-4 on April 12, 2012. As incorporated herein by reference.

25.

Filed with Post-Effective Amendment No. 17 to Registration Statement File No. 333-83716/811-04001 for Metropolitan Life Separate Account E on Form N-4 on April 11, 2013. As incorporated herein by reference.

26.

Filed with Post-Effective Amendment No. 27 to Registration Statement File No. 333-52366/811-04001 for Metropolitan Life Separate Account E on Form N-4 on April, 16, 2015. As incorporated herein by reference.

27.	Filed with Post-Effective Amendment No. 18 to Registration Statement File No. 333-176654 for Metropolitan Life Separate Account E on Form N-4 on April 13, 2016. As incorporated herein by reference.
28.	Filed with Post-Effective Amendment No. 45 to this Registration Statement on Form N-4 on April 26, 2016.
29.

Filed with Post-Effective Amendment No. 19 to Registration Statement File No. 333-176654/811-04001 for Metropolitan Life Separate Account E on Form N-4 on April 12, 2017. As incorporated herein by reference.

30.

Filed with Post-Effective Amendment No. 3 to Registration Statement File No. 333-198314/811-04001 for Metropolitan Life Separate Account E on Form N-4 on April 12, 2017. As incorporated herein by reference.

31.

Filed with Post-Effective Amendment No. 46 to Registration Statement File No. 2-90380/811-04001 for Metropolitan Life Separate Account E on Form N-4 on April 26, 2017. As incorporated herein by reference.

32.

Filed with Post-Effective Amendment No. 20 to Registration Statement File No. 333-176654/811-04001 for Metropolitan Life Separate Account E on Form N-4 on April 10, 2018. As incorporated herein by reference.

33.

Filed with Post-Effective Amendment No. 5 to Registration Statement File No. 333-190296/811-04001 for Metropolitan Life Separate Account E on Form N-4 on April 10, 2018. As incorporated herein by reference.

34.

Filed with Post-Effective Amendment No. 27 to the Registration Statement for Metropolitan Life Separate Account E on Form N-4 (File No. 333-83716/811-04001) filed April 30, 2021. As incorporated herein by reference.

Item 28. Directors and Officers of Depositor

Name and Principal Business Address	Positions and Offices with Depositor

R. Glenn Hubbard	Chairman of the Board and Director
Chairman of the Board, MetLife, Inc.
Dean Emeritus and Russell L. Carson
Professor of Economics and Finance,
Graduate School of Business,
and Professor of Economics,
Faculty of Arts and Sciences,
Columbia University
200 Park Avenue
New York, NY 10166

Michel A. Khalaf	President and Chief Executive Officer and Director
President and Chief Executive Officer
MetLife, Inc.
200 Park Avenue
New York, NY 10166

Cheryl W. Grisé	Director
Former Executive Vice President,
Northeast Utilities
200 Park Avenue
New York, NY 10166

Carlos M. Gutierrez	Director
Co-Chair,
The Albright Stonebridge Group
200 Park Avenue
New York, NY 10166

Gerald L. Hassell	Director
Former Chairman of the Board and Chief Executive Officer,
The Bank of New York Mellon Corporation
200 Park Avenue
New York, NY 10166

David L. Herzog	Director
Former Chief Financial Officer and
Executive Vice President of
American International Group
200 Park Avenue
New York, NY 10166

Edward J. Kelly, III	Director
Former Chairman, Institutional Clients Group,
Citigroup, Inc.

200 Park Avenue
New York, NY 10166

William E. Kennard	Director
Former U.S. Ambassador to the European Union
200 Park Avenue
New York, NY 10166

Catherine R. Kinney	Director
Founding President and Co-Chief Operating Officer,
New York Stock Exchange, Inc.
200 Park Avenue
New York, NY 10166

Diana McKenzie	Director
Former Chief Information Officer
Workday, Inc.
200 Park Avenue
New York, NY 10166

Denise M. Morrison	Director
Former President and Chief Executive Officer
Campbell Soup Company
1 Campbell Place
Camden, NJ 08103

Mark A. Weinberger	Director
Former Global Chairman and Chief Executive
Officer of EY Company
200 Park Avenue
New York, NY 10166

Set forth below is a list of certain principal officers of Metropolitan Life Insurance Company. The principal business address of each principal officer is 200 Park Avenue, New York, NY 10166 unless otherwise noted below.

NAME	POSITIONS WITH DEPOSITOR
Michel A. Khalaf	President and Chief Executive Officer
Marlene Debel	Executive Vice President and Chief Risk Officer
Toby Brown	Executive Vice President and Chief Auditor
Stephen W. Gauster	Executive Vice President and General Counsel
Esther Lee	Executive Vice President, Global Chief Marketing Officer
John Dennis McCallion	Executive Vice President and Chief Financial Officer
Lyndon Oliver	Executive Vice President and Treasurer
Bill Pappas	Executive Vice President, Global Technology & Operations
Susan Podlogar	Executive Vice President and Chief Human Resources Officer
Tamara Schock	Executive Vice President and Chief Accounting Officer
Ramy Tadros	President, U.S. Business
Steven J. Goulart	Executive Vice President and Chief Investment Officer
Kishore Ponnavolu	President, Asia

Item 29. Persons Controlled by or Under Common Control with the Depositor or Registrant.

The Registrant is a separate account of Metropolitan Life Insurance Company under the New York Insurance law. Under said law the assets allocated to the Separate Account are the property of Metropolitan Life Insurance Company. Metropolitan Life Insurance Company is a wholly-owned subsidiary of MetLife, Inc., a publicly traded company. The following outline indicates those persons who are controlled by or under common control with MetLife, Inc. No person is controlled by the Registrant.

ORGANIZATIONAL STRUCTURE OF METLIFE, INC. AND SUBSIDIARIES

AS OF December 31, 2020

The following is a list of subsidiaries of MetLife, Inc. updated as of December 31, 2020. Those entities which are listed at the left margin (labeled with capital letters) are direct subsidiaries of MetLife, Inc. Unless otherwise indicated, each entity which is indented under another entity is a subsidiary of that other entity and, therefore, an indirect subsidiary of MetLife, Inc. Certain inactive subsidiaries have been omitted from the MetLife, Inc. organizational listing. The voting securities (excluding directors’ qualifying shares, if any) of the subsidiaries listed are 100% owned by their respective parent corporations, unless otherwise indicated. The jurisdiction of domicile of each subsidiary listed is set forth in the parenthetical following such subsidiary.

A.	MetLife Group, Inc. (NY)

1.	MetLife Pet Insurance Solutions, LLC (KY)

2.	Versant Health, Inc. (DE)

a)	Versant Health Holdco, Inc . (DE)

i)	Versant Health Consolidation Corp, (DE)

1)	WDV Acquisition Corp, (DE)

aa)	Davis Vision, Inc. (NY)

aaa)	Versant Health Lab, LLC (DE)

bbb)	Davis Vision IPA, Inc. (NY)

2)	Superior Vision Holdings, Inc. (DE)

aa)	Superior Procurement, Inc. (DE)

bb)	Superior Vision Services, Inc. (DE)

aaa)	Superior Vision Insurance, Inc. (AZ)

3)	Block Vision Holdings Corporation (DE)

aa)	Vision Twenty-One Managed Eye Care IPA, Inc. (NY)

bb)	Superior Vision Insurance Plan of Wisconsin, Inc. (WI)

cc)	Vision 21 Physician Practice Management Company (FL)

dd)	Superior Vision Benefit Management, Inc. (NJ)

aaa)	Vision 21 Managed Eye Care of Tampa Bay, Inc. (FL)

bbb)	Block Vision of Texas, Inc. (TX)

ccc)	UVC Independent Practice Association, Inc. (NY)

ddd)	MEC Health Care, Inc. (MD)

eee)	Superior Vision of New Jersey, Inc. (NJ)

3.	MetLife Services and Solutions, LLC (DE)

a)	MetLife Solutions Pte. Ltd. (Singapore)

i)	MetLife Services East Private Limited (India) - 99.99% is owned by MetLife Solutions Pte. Ltd. and .01% by Natiloportem Holdings, LLC

ii)	MetLife Global Operations Support Center Private Limited (India) - 99.99999% is owned by MetLife Solutions Pte. Ltd. and 0.00001% is owned by Natiloportem Holdings, LLC.

B.	MetLife Home Loans, LLC (DE)

C.	Metropolitan Tower Life Insurance Company (NE)

1.	MTL Leasing, LLC (DE)

a)	PREFCO XIV Holdings LLC (CT)

2.	MetLife Assignment Company, Inc. (DE)

D.

MetLife Chile Inversiones Limitada (Chile) - 72.35109659% is owned by MetLife, Inc., 24.8823628% by American Life Insurance Company (“ALICO”), 2.76654057% is owned by Inversiones MetLife Holdco Dos Limitada and 0.00000004% is owned by Natiloportem Holdings, LLC.

1.

MetLife Chile Seguros de Vida S.A. (Chile) - 99.996% of MetLife Chile Seguros de Vida S.A. is held by MetLife Chile Inversiones Limitada and 0.003% by International Technical and Advisory Services Limited (“ITAS”) and the rest by third parties.

a)

MetLife Chile Administradora de Mutuos Hipotecarios S.A. (Chile) - 99.9% of MetLife Chile Administradora de Mutuos Hipotecarios S.A. is held by MetLife Chile Seguros de Vida S.A. and 0.1% is held by MetLife Chile Inversiones Limitada.

2.

Inversiones MetLife Holdco Tres Limitada (Chile) - 97.13% of Inversiones MetLife Holdco Tres Limitada is owned by MetLife Chile Inversiones Limitada and 2.87% is owned by Inversiones MetLife Holdco Dos Limitada.

a)

AFP Provida S.A. (Chile) - 42.3815% of AFP Provida S.A. is owned by Inversiones MetLife Holdco Dos Limitada, 42.3815% is owned by Inversiones MetLife Holdco Tres Limitada, 10.9224% is owned by MetLife Chile Inversiones Limitada and the remainder is owned by the public.

i)	Provida Internacional S.A. (Chile) - 99.99% of Provida Internacional S.A. is owned by AFP Provida S.A and 0.01% is owned by MetLife Chile Inversiones Limitada.

1)	AFP Genesis Administradora de Fondos y Fidecomisos S.A. (Ecuador) - 99.9% of AFP Genesis Administradora de Fondos y Fidecomisos S.A. is owned by Provida Internacional S.A. and 0.1% by AFP Provida S.A.

3.

MetLife Chile Seguros Generales S.A. (Chile) - 99.98% of MetLife Chile Seguros Generales S.A. is owned by MetLife Chile Inversiones Limitada and 0.02% is owned by Inversiones MetLife Holdco Dos Limitada.

E.	MetLife Digital Ventures, Inc. (DE)

F.	Metropolitan Property and Casualty Insurance Company (RI)

1.	Metropolitan General Insurance Company (RI)

2.	Metropolitan Casualty Insurance Company (RI)

3.	Metropolitan Direct Property and Casualty Insurance Company (RI)

4.	MetLife Auto & Home Insurance Agency, Inc. (RI)

5.	Metropolitan Group Property and Casualty Insurance Company (RI)

6.	Metropolitan Lloyds, Inc. (TX)

a)

Metropolitan Lloyds Insurance Company of Texas (TX) - Metropolitan Lloyds Insurance Company of Texas, an affiliated association, provides automobile, homeowner and related insurance for the Texas market. It is an association of individuals designated as underwriters. Metropolitan Lloyds, Inc., a subsidiary of Metropolitan Property and Casualty Insurance Company, serves as the attorney-in-fact and manages the association.

7.	Economy Fire & Casualty Company (IL)

a)	Economy Preferred Insurance Company (IL)

b)	Economy Premier Assurance Company (IL)

G.	Newbury Insurance Company, Limited (DE)

H.	MetLife Investors Group, LLC (DE)

1.	MetLife Investors Distribution Company (MO)

2.	MetLife Investments Securities, LLC (DE)

I.	Metropolitan Life Insurance Company (“MLIC”) (NY)

1.	MTU Hotel Owner, LLC (DE)

2.	ML-AI MetLife Member 5, LLC (DE)

3.	Pacific Logistics Industrial South, LLC (DE)

4.	ML Clal Member, LLC (DE)

5.	ML Third Army Industrial Member, LLC (DE)

6.	MFA Financing Vehicle CTR1, LLC (DE)

7.	ML One Bedminster, LLC (DE)

8.	METLIFE ASHTON AUSTIN OWNER, LLC (DE)

9.	METLIFE ACOMA OWNER, LLC (DE)

10.	MET 1065 HOTEL, LLC (DE)

11.	ML MATSON MILLS MEMBER LLC (DE)

12.	White Tract II, LLC (DE)

13.	MetLife Japan US Equity Owners LLC (DE)

1.	ML Sloan’s Lake Member, LLC (DE) - Metropolitan Life Insurance Company owns 55% and 45% by Metropolitan Tower Life Insurance Company.

2.	St. James Fleet Investments Two Limited (Cayman Islands)

a)	OMI MLIC Investments Limited (Cayman Islands)

3.	MLIC Asset Holdings II LLC (DE) MCJV, LLC (DE)

a)	El Conquistador MAH II LLC (DE)

4.	CC Holdco Manager, LLC (DE)

5.	Transmountain Land & Livestock Company (MT)

6.	Missouri Reinsurance, Inc. (Cayman Islands)

7.	Metropolitan Tower Realty Company, Inc. (DE)

a)	Midtown Heights, LLC (DE)

8.	MetLife RC SF Member, LLC (DE)

9.	23rd Street Investments, Inc. (DE)

a)	MetLife Capital Credit L.P. (DE)- 1% General Partnership interest is held by 23rd Street Investments, Inc. and 99% Limited Partnership interest is held by Metropolitan Life Insurance Company.

b)	MetLife Capital, Limited Partnership (DE)- 1% General Partnership interest is held by 23rd Street Investments, Inc. and 99% Limited Partnership interest is held by Metropolitan Life Insurance Company.

i) Met Canada Solar ULC (Canada)

10.	MetLife Holdings, Inc. (DE)

a)	MetLife Credit Corp. (DE)

b)	MetLife Funding, Inc. (DE)

11.	ML Southlands Member, LLC (DE) - Metropolitan Life Insurance Company owns 60% and 40% by Metropolitan Tower Life Insurance Company.

ML PORT CHESTER SC MEMBER, LLC (DE) - Metropolitan Life Insurance Company owns 60% and 40% is owned by Metropolitan Tower Life Insurance Company.

12.	Corporate Real Estate Holdings, LLC (DE)

13.	MetLife Tower Resources Group, Inc. (DE)

14.	ML Sentinel Square Member, LLC (DE)

15.	MetLife Securitization Depositor, LLC (DE)

16.	WFP 1000 Holding Company GP, LLC (DE)

17.	MTU Hotel Owner, LLC (DE) 13-5581829

18.	White Oak Royalty Company (OK)

19.	500 Grant Street GP LLC (DE)

20.	500 Grant Street Associates Limited Partnership (CT) - 99% of 500 Grant Street Associates Limited Partnership is held by Metropolitan Life Insurance Company and 1% by 500 Grant Street GP LLC.

21.	MetLife Retirement Services LLC (NJ)

22.	Euro CL Investments, LLC (DE)

23.	MEX DF Properties, LLC (DE)

24.	MSV Irvine Property, LLC (DE) - 4% of MSV Irvine Property, LLC is owned by Metropolitan Tower Realty Company, Inc. and 96% is owned by Metropolitan Life Insurance Company.

25.	MetLife Properties Ventures, LLC (DE)

26.	Housing Fund Manager, LLC (DE)

27.	MLIC Asset Holdings LLC (DE)

28.	The Building at 575 Fifth Avenue Mezzanine LLC (DE)

a)	The Building at 575 Fifth Retail Holding LLC (DE)

i)	The Building at 575 Fifth Retail Owner LLC (DE)

29.	ML Bridgeside Apartments LLC (DE)

30.	MetLife Chino Member, LLC (DE)

31.	MLIC CB Holdings LLC (DE)

32.	MetLife CC Member, LLC (DE) - 95.122% of MetLife CC Member, LLC is owned by Metropolitan Life Insurance Company and 4.878% is owned by Metropolitan Tower Life Insurance Company.

33.	Oconee Hotel Company, LLC (DE)

ML 300 THIRD MEMBER LLC (DE)

34.	Oconee Land Company, LLC (DE)

a)	Oconee Land Development Company, LLC (DE)

b)	Oconee Golf Company, LLC (DE)

c)	Oconee Marina Company, LLC (DE)

35.	1201 TAB Manager, LLC (DE)

36.	MetLife 1201 TAB Member, LLC (DE) - 96.9% of MetLife 1201 TAB Member, LLC is owned by Metropolitan Life Insurance Company and 3.1% is owned by Metropolitan Property and Casualty Insurance Company.

37.	MetLife LHH Member, LLC (DE) - 99% of MetLife LHH Member, LLC is owned by Metropolitan Life Insurance Company, and 1% is owned by Metropolitan Tower Life Insurance Company.

38.	1001 Properties, LLC (DE)

39.	6104 Hollywood, LLC (DE)

40.	Boulevard Residential, LLC (DE)

41.	ML-AI MetLife Member 3, LLC (DE)

42.	Marketplace Residences, LLC (DE)

43.	ML Swan Mezz, LLC (DE)

a)	ML Swan GP, LLC (DE)

44.	ML Dolphin Mezz, LLC (DE)

a)	ML Dolphin GP, LLC (DE)

45.	Haskell East Village, LLC (DE)

46.	MetLife Cabo Hilton Member, LLC (DE) - 83.1% of MetLife Cabo Hilton Member, LLC is owned by MLIC, 16.9% by Metropolitan Tower Life Insurance Company.

47.	150 North Riverside PE Member, LLC (DE) - MLIC owns an 81.45% membership interest and Metropolitan Tower Life Insurance Company owns a 18.55% membership interest

48.	ML Terraces, LLC (DE)

49.	Chestnut Flats Wind, LLC (DE)

50.	MetLife 425 MKT Member, LLC (DE)

51.	MetLife OFC Member, LLC (DE)

52.	MetLife THR Investor, LLC (DE)

53.	ML Southmore, LLC (DE) - 99% of ML Southmore, LLC is owned by MLIC and 1% by Metropolitan Tower Life Insurance Company.

54.	ML - AI MetLife Member 1, LLC (DE) - 95.199% of the membership interest is owned by MLIC and 4.801% by Metropolitan Property and Casualty Insurance Company.

55.	MetLife CB W/A, LLC (DE)

56.	MetLife Camino Ramon Member, LLC (DE) - 99% of MetLife Camino Ramon Member, LLC is owned by MLIC and 1% by Metropolitan Tower Life Insurance Company.

MCRE BLOCK 40, LP.

57.	10700 Wilshire, LLC (DE)

58.	Viridian Miracle Mile, LLC (DE)

59.	MetLife 555 12th Member, LLC (DE) - 94.6% is owned by MLIC and 5.4% by Metropolitan Tower Life Insurance Company.

60.	MetLife OBS Member, LLC (DE)

61.	MetLife 1007 Stewart, LLC (DE)

62.	ML-AI MetLife Member 2, LLC (DE) - 98.97% of ML-AI MetLife Member 2, LLC’s ownership interest is owned by MLIC and 1.03% by Metropolitan Tower Life Insurance Company.

63.	MetLife Treat Towers Member, LLC (DE)

64.	MetLife FM Hotel Member, LLC (DE)

a)	LHCW Holdings (U.S.) LLC (DE)

i)	LHC Holdings (U.S.) LLC (DE)

1)	LHCW Hotel Holding LLC (DE)

aa)	LHCW Hotel Holding (2002) LLC (DE)

bb)	LHCW Hotel Operating Company (2002) LLC (DE)

65.	ML Mililani Member, LLC (DE)- is owned at 95% by MLIC and 5% by Metropolitan Tower Life Insurance Company.

66.	MetLife SP Holdings, LLC (DE)

a)	MetLife Private Equity Holdings, LLC (DE)

67.	Buford Logistics Center, LLC (DE)

68.	MetLife Park Tower Member, LLC (DE)

a)	Park Tower REIT, Inc. (DE)

i)	Park Tower JV Member, LLC (DE)

69.	MCPP Owners, LLC (DE) - 87.34% is owned by MLIC, 1.81% by Metropolitan Tower Life Insurance Company, and 10.85% by MTL Leasing, LLC.

70.	ML-AI MetLife Member 5, LLC (DE)

71.	MetLife HCMJV 1 GP, LLC (DE)

METLIFE HCMJV 1 LP, LLC (DE)

72.	MetLife ConSquare Member, LLC (DE)

73.	MetLife Ontario Street Member, LLC (DE)

74.	1925 WJC Owner, LLC (DE)

ML BELLEVUE MEMBER, LLC (DE)

75.	MetLife Member Solaire, LLC (DE)

76.	Sino-US United MetLife Insurance Company, Ltd. - 50% of Sino-US United MetLife Insurance Company, Ltd. is owned by MLIC and 50% is owned by a third party.

METLIFE LEGAL PLANS, INC. (DE)

a)	METLIFE LEGAL PLANS OF FLORIDA, INC.

77.	ML Cerritos TC Member, LLC (DE) - Metropolitan Life Insurance Company owns 60% and 40% by Metropolitan Tower Life Insurance Company.

78.	MetLife Boro Station Member, LLC (DE)

79.	MetLife 8280 Member, LLC (DE)

80.	Southcreek Industrial Holdings, LLC (DE)

81.	MMP Owners, LLC (DE) - 98.82% is owned by MLIC and 1.18% is owned by Metropolitan Property and Casualty Insurance Company.

ML Armature Member, LLC (DE)

82.	ML-AI MetLife Member 4, LLC (DE) - 60% owned by MLIC and 40% owned by Metropolitan Tower Life Insurance Company.

MMP OWNERS III, LLC (DE)

a)	METLIFE MULTI-FAMILY PARTNERS III, LLC (DE)

b)	MMP HOLDINGS III, LLC (DE)

1.	MMP CEDAR STREET REIT, LLC (DE)

a.	MMP CEDAR STREET OWNER, LLC (DE)

2.	MMP SOUTH PARK REIT, LLC (DE)

a.	MMP SOUTH PARK OWNER, LLC (DE)

3.	MMP OLIVIAN REIT, LLC (DE)

a.	MMP OLIVIAN OWNER, LLC (DE)

MC PORTFOLIO JV MEMBER, LLC (DE)

J.	MetLife Capital Trust IV (DE)

K.	MetLife Investments Management, LLC. (MIM)

1.	MetLife Senior Direct Lending GP, LLC (DE)

a.	MetLife Senior Direct Lending Fund, LP (Cayman Islands)

i.	MetLife Senior Direct Lending Finco, LLC (DE)

aa)	MetLife Senior Direct Lending Holdings, LP (DE)

b.	MLJ US Feeder LLC (DE)

2.	MIM MetWest International Manager, LLC (DE)

3.	MIM ML-AI Venture 5 Manager, LLC (DE)

4.	MIM Clal General Partner, LLC (DE)

5.	MIM Third Army Industrial Manager, LLC (DE)

6.	MetLife 425 MKT Manager, LLC (DE)

7.	MetLife Alternatives GP, LLC (DE)

a)	MetLife International PE Fund I, LP (Cayman Islands) - 95.88% of the Limited Partnership interests of this entity is owned by MetLife Insurance K.K., 4.12% is owned by MetLife Mexico S.A.,

b)

MetLife International PE Fund II, LP (Cayman Islands) - 97.90% of the limited partnership interests of MetLife International PE Fund II, LP is owned by MetLife Insurance K.K., 2.1% by MetLife Mexico, S.A.

c)

MetLife International HF Partners, LP (Cayman Islands) - 90.30% of the Limited partnership interests of this entity is owned by MetLife Insurance K.K. and 9.70% is owned by MetLife Insurance Company of Korea Limited,

d)

MetLife International PE Fund III, LP (Cayman Islands) - 92.09% of the limited partnership interests of MetLife International PE Fund III, LP is owned by MetLife Insurance K.K., 7.91% is owned by MetLife Insurance Company of Korea Limited,

e)

MetLife International PE Fund IV, LP (Cayman Islands) - 94.21% of the limited partnership interests of MetLife International PE Fund IV, LP is owned by MetLife Insurance K.K., 3.79% is owned by MetLife Insurance Company of Korea Limited,

f)

MetLife International PE Fund V, LP (Cayman Islands) - 96.73% of the Limited partnership interests of this entity is owned by MetLife Insurance K.K., and the remaining 3.27% is owned by MetLife Insurance Company of Korea.

g)

MetLife International PE Fund VI, LP (Cayman Islands) - 96.53% of the Limited partnership interests of this entity is owned by MetLife Insurance K.K., and the remaining 3.47% is owned by MetLife Insurance Company of Korea.

8.	MetLife Loan Asset Management LLC (DE)

9.	MLIA SBAF COLONY MANAGER LLC (DE), METLIFE JAPAN US EQUITY FUND GP LLC (DE)

a)

MetLife Japan US Equity Fund LP (DE) - MetLife Japan US Equity Fund GP, LLC is general partner of MetLife Japan US Equity Fund LP (“Fund”). The following affiliates hold a limited partnership interest in the Fund LP: 51% is owned by MetLife Japan US Equity Owners LLC and 49% by MetLife Japan US Equity Owners (Blocker).

10.	MetLife Core Property Fund GP, LLC (DE)

a)

MetLife Core Property Fund, LP (DE) - MetLife Core Property Fund GP, LLC is the general partner of MetLife Core Property Fund, LP (the “Fund”). A substantial majority of the limited partnership interests in the Fund are held by third parties. The following affiliates hold limited partnership interests in the Fund: Metropolitan Life Insurance Company owns 12.65%, Metropolitan Life Insurance Company (on behalf of Separate Account 746) owns 2.04%, MetLife Insurance Company of Korea Limited owns 1.53%, MetLife Insurance K.K. owns 6.93%, Metropolitan Property and Casualty Insurance Company owns 1.43% and Metropolitan Tower Life Insurance Company owns 3.61%.

i)	MetLife Core Property REIT, LLC (DE)

1)

MCP Dillon Residential, LLC (DE); MCP Shakopee, LLC (DE); MCP Bradford, LLC (DE); MCP Stateline, LLC (DE); MetLife Core Property Holdings, LLC also holds, directly or indirectly, the following limited liability companies (indirect ownership indicated in parenthesis): MCP Alley24 East, LLC; MCPF Foxborough, LLC (100%); MCP One Westside, LLC; MCP 7 Riverway, LLC; MCPF Acquisition, LLC; MCP SoCal Industrial - Springdale, LLC; MCP SoCal Industrial - Concourse, LLC; MCP SoCal Industrial - Kellwood, LLC; MCP SoCal Industrial - Redondo, LLC; MCP SoCal Industrial - Fullerton, LLC; MCP SoCal Industrial - Loker, LLC; MCP Paragon Point, LLC; MCP 4600 South Syracuse, LLC; MCP The Palms at Doral, LLC; MCP Waterford Atrium, LLC; MCP EnV Chicago, LLC; MCP 1900 McKinney, LLC; MCP 550 West Washington, LLC; MCP 3040 Post Oak, LLC; MCP Plaza at Legacy, LLC; MCP SoCal Industrial - LAX, LLC; MCP SoCal Industrial - Anaheim, LLC; MCP SoCal Industrial - Canyon, LLC; MCP SoCal Industrial - Bernardo, LLC; MCP Ashton South End, LLC; MCP Lodge At Lakecrest, LLC; MCP Main Street Village, LLC; MCP Trimble Campus, LLC; MCP Stateline, LLC; MCP Highland Park Lender, LLC; MCP Buford Logistics Center Bldg B, LLC; MCP 22745 & 22755 Relocation Drive, LLC; MCP 9020 Murphy Road, LLC; MCP Northyards Holdco, LLC; MCP Northyards Owner, LLC (100%); MCP Northyards Master Lessee, LLC (100%); MCP VOA Holdings, LLC; MCP VOA I & III, LLC (100%); MCP VOA II, LLC (100%); MCP West Broad Marketplace, LLC; MCP Grapevine, LLC; MCP Union Row, LLC; MCP Fife Enterprise Center, LLC; MCP 2 Ames, LLC; MCP 2 Ames Two, LLC (100%); MCP 2 Ames One, LLC (100%); MCP 2 Ames Owner, LLC (100%); MCP 350 Rohlwing, LLC; MCP - Wellington, LLC; MCP Onyx, LLC; MCP Valley Forge, LLC; MCP Valley Forge Two, LLC (100%); MCP Valley Forge One, LLC(); MCP Valley Forge Owner, LLC (89%); MCP MA Property REIT, LLC; MCPF - Needham, LLC (100%); MCP 60 11th Street Member, LLC; 60 11th Street, LLC (100%); MCP - English Village, LLC; MCP 100 Congress Member, LLC; Des Moines Creek Business Park Phase II, LLC; Magnolia Park Member, LLC; MCP Denver Pavilions Member, LLC; MCP Buford Logistics Center 2 Member, LLC; MCP Seattle Gateway Industrial 1, LLC; MCP 249 Industrial Business Park Member, LLC; Seattle Gateway Industrial II, LLC; MCP Seventh and Osborn Retail Member, LLC; MCP Seventh and Osborn MF Member, LLC; Seventh and Osborn MF Venture, LLC (92.5%); High Street Seventh and Osborn Apartments, LLC (92.5%); MCP Block 23 Member, LLC; MCP Burnside Member, LLC; MCP Mountain Technology Center Member TRS, LLC; MCP Vineyard Avenue Member, LLC; MCP 93 Red River Member, LLC; MCP Frisco Office, LLC; MCP Center Avenue Industrial Member, LLC; MCP 220 York, LLC; MCP 1500 Michael, LLC; MCP Vance Jackson, LLC; MCP Sleepy Hollow Member, LLC; MCP Clawiter Innovation Member, LLC; MCP Hub I, LLC; MCP Hub 1 Property, LLC (100%); MCP Shakopee, LLC; MCP Bradford, LLC; MCP Dillon, LLC; MCP Dillon Residential, LLC.

aa)	MCP Property Management, LLC (DE)

bb)	MetLife Core Property TRS, LLC (DE)

MCP COMMON DESK TRS, LLC (DE)

11.	MetLife Commercial Mortgage Income Fund GP, LLC (DE)

a)

MetLife Commercial Mortgage Income Fund, LP (DE) - MetLife Commercial Mortgage Income Fund GP, LLC is the general partner of MetLife Commercial Mortgage Income Fund, LP (the “Fund”). A majority of the limited partnership interests in the Fund are held by third parties. The following affiliates hold limited partnership interests in the Fund: Metropolitan Life Insurance Company owns 32.15%, MetLife Insurance Company of Korea Limited owns 1.44%, and Metropolitan Tower Life Insurance Company owns 3.68% (the remainder is held by third party investors).

i)	MetLife Commercial Mortgage REIT, LLC (DE)

1)	MetLife Commercial Mortgage Originator, LLC (DE)

aa)	MCMIF Holdco I, LLC (DE)

bb)	MCMIF Holdco II, LLC (DE)

12.	MLIA SBAF Manager, LLC (DE)

13.	MLIA Manager I, LLC (DE)

14.	ML - URS PORT CHESTER SC MANAGER, LLC (DE), ML BELLEVUE MANAGER, LLC (DE) and MLIA Park Tower Manager, LLC (DE)

15.	MetLife Middle Market Private Debt GP, LLC (DE)

a.

MetLife Middle Market Private Debt Fund, LP (DE) - MetLife Middle Market Private Debt GP, LLC is the general partner of MetLife Middle Market Private Debt Fund, LP (the “Fund”). The following affiliates hold limited partnership interests in the Fund: MetLife Private Equity Holdings, LLC 30.96% and Metropolitan Life Insurance Company (30.96%), ..99% is held by MetLife Middle Market Private Debt, GP, LLC. The remainder is held by third party investors.

16.	MetLife Middle Market Private Debt Parallel GP, LLC (DE)

a. MetLife Middle Market Private Debt Parallel Fund, LP (Cayman Islands) - MetLife Middle Market Private Debt Parallel GP, LLC is the general partner of MetLife Middle Market Private Debt Parallel Fund, LP. The following affiliate holds a limited partnership interest in the Fund: MetLife Insurance K.K. (100%).

L.	SafeGuard Health Enterprises, Inc. (DE)

1.	MetLife Health Plans, Inc. (DE)

2.	SafeGuard Health Plans, Inc. (CA)

3.	SafeHealth Life Insurance Company (CA)

4.	SafeGuard Health Plans, Inc. (FL)

5.	SafeGuard Health Plans, Inc. (TX)

M.	Cova Life Management Company (DE)

N.	MetLife Reinsurance Company of Charleston (SC)

O.	MetLife Reinsurance Company of Vermont (VT)

P.	Delaware American Life Insurance Company (DE)

Q.	Federal Flood Certification LLC (TX)

R.	MetLife Global Benefits, Ltd. (Cayman Islands)

S.	99.99946% of Inversiones MetLife Holdco Dos Limitada is owned by MetLife, Inc., 0.000535% is owned by MetLife International Holdings, LLC. and 0.0000054% is owned by Natiloportem Holdings, LLC.

T.	MetLife Consumer Services, Inc. (DE)

U.	MetLife Global, Inc. (DE)

V.	MetLife Insurance Brokerage, Inc. (NY)

W.	American Life Insurance Company (ALICO) (DE)

1.	MetLife Insurance K.K. (Japan)

a)	Communication One Kabushiki Kaisha (Japan)

b)	FORTISSIMO CO., LTD (Japan)

c)	METLIFE JAPAN US EQUITY OWNERS (BLOCKER) LLC (DE)

2.	MetLife Global Holding Company I GmbH (SWISS I) (Switzerland)

a)	MetLife, Life Insurance Company (Egypt) - 84.125% of MetLife, Life Insurance Company is owned by MetLife Global Holding Company I GmbH and the remaining interests are owned by third parties.

b)	MetLife Global Holding Company II GmbH (Swiss II) (Switzerland)

i)	ALICO European Holdings Limited (Ireland)

1)	Closed Joint-stock Company Master-D (Russia)

aa)

Joint-Stock Company MetLife Insurance Company (Russia) - 51% of Joint Stock Company MetLife Insurance Company is owned by Closed Joint-stock Company Master-D and 49% is owned by MetLife Global Holding Company II GmbH.

ii)	MetLife Asia Holding Company Pte. Ltd. (Singapore)

1)	MetLife Innovation Centre Pte. Ltd. (Singapore)

2)	LumenLab Malaysia Sdn. Bhd. (Malaysia)

iii)	MetLife Reinsurance Company of Bermuda Ltd. (Bermuda)

iv)	MetLife Investment Management Limited (United Kingdom)

v)

MM Global Operations Support Center, S.A. de C.V. (Mexico) - 99.999509% of MM Global Operations Support Center, S.A. de C.V. is held by MetLife Global Holding Company II GmbH (Swiss) and 0.00049095% is held by MetLife Global Holding Company I GmbH (Swiss).

1.	Fundacion MetLife Mexico, A.C. (Mexico)

vi)

MetLife Colombia Seguros de Vida S.A. (Colombia) - 89.999965713458300000% of MetLife Colombia Seguros de Vida S.A. is owned by MetLife Global Holding Company II GmbH , 10.000031593881300000000% is owned by MetLife Global Holding Company I GmbH, 0.000000897553447019009% is owned by International Technical and Advisory Services Limited, 0.000000897553447019009% is owned by Borderland Investments Limited and 0.000000897553447019009% by Natiloportem Holdings, LLC.

vii)	PJSC MetLife (Ukraine) - 99.9988% of PJSC MetLife is owned by MetLife Global Holding Company II GmbH, .0006% is owned by ITAS and the remaining .0006% is owned by Borderland Investments Limited.

viii)	MetLife Innovation Centre Limited (Ireland)

ix)	MetLife EU Holding Company Limited (Ireland)

1)	MetLife Europe d.a.c (Ireland)

1.	MetLife Pension Trustees Limited (United Kingdom)

2)	Agenvita S.r.l. (Italy)

3)	MetLife Europe Insurance d.a.c (Ireland)

4)	MetLife Europe Services Limited (Ireland)

5)	MetLife Services, Sociedad Limitada (Spain)

6)	MetLife Slovakia S.r.o. (Slovakia) - 99.956% of MetLife Slovakia S.r.o. is owned by MetLife EU Holding Company Limited and 0.044% is owned by ITAS.

7)	MetLife Solutions S.A.S. (France)

8)

Metropolitan Life Societate de Administrare a unui Fond de Pensii Administrat Privat S.A. (Romania) - 99.9836% of Metropolitan Life Societate de Administrare a unui Fond de Pensii Administrat Privat S.A. is owned by MetLife EU Holding Company Limited and 0.0164% is owned by MetLife Services Sp z.o.o.

9)	MetLife Towarzystwo Ubiezpieczen na Zycie I Reasekuracji S.A. (Poland)

aa)	MetLife Services Sp z.o.o. (Poland)

bb)	MetLife Towarzystwo Funduszy Inwestycyjnych, S.A. (Poland)

cc)	MetLife Powszechne Towarzystwo Emerytalne S.A. (Poland)

10)	MetLife Services Cyprus Limited (Cyprus)

aa) Hellenic Alico Life Insurance Company, Ltd. (Cyprus) - 27.5% of Hellenic Alico Life Insurance Company, Ltd. is owned by MetLife Services Cyprus Limited and the remaining is owned by a third party.

11)	MetLife Services EOOD (Bulgaria)

12)	MetLife Life Insurance S.A. (Greece)

aa)	MetLife Mutual Fund Company (Greece) - 90% of MetLife Mutual Fund Company is owned by MetLife Life Insurance S.A. (Greece) and the remaining by a third party.

x)	MetLife Investment Management Holdings (Ireland) Limited (Ireland)

1)	MetLife Investments Asia Limited (Hong Kong)

2)	MetLife Syndicated Bank Loan Lux GP, S.a.r.l. (Luxembourg)

aa)

MetLife BL (Cayman), LP (Cayman Islands) - MetLife BL (Cayman), LP is an investors in the Fund. The following affiliates hold limited partnership interest in the feeder: MetLife Limited (3.14%), MetLife Insurance K.K. (93.72%) and MetLife Insurance Company of Korea Limited (3.14%).

bb)

MetLife Syndicated Bank Loan Fund, SCSp (Luxembourg) - MetLife Syndicated Bank Loan Lux GP, S.a.r..l. is the general partner of MetLife Syndicated Bank Loan Fund, SCSp (the “Fund”). The only investors in the Fund are MetLife BL Feeder (Cayman), LP and MetLife BL Feeder, LP.

3)	MetLife Investments Limited (United Kingdom) - 99.9% of MetLife Investments Limited (UK) is MetLife Investment Management Holdings (Ireland) Limited and .01% by MetLife Global Holding Company II GmbH.

4)

MetLife Latin America Asesorias e Inversiones Limitada (Chile) - 99.99% of MetLife Latin American Asesorias e Inversiones Limitada is owned by MetLife Investment Management Holdings (Ireland) Limited and .01% is owned by MetLife Global Holding Company II GmbH (Swiss).

5)	MetLife Global Infrastructure LUX GP, S.a.r.l. (Luxembourg)

xi)	MetLife Asia Services Sdn. Bhd (Malasya)

1)	ALICO OPERATIONS, LLC (DE)

2)	MetLife Asset Management Corp. (Japan) - The official entity name is “MetLife Asset Management Corp. (Japan)” and it is domiciled in Japan.

3)	MetLife Seguros S.A. (Uruguay)

xii)	MetLife International Holdings, LLC (DE)

1)	Natiloportem Holdings, LLC (DE)

aa) Excelencia Operativa y Tecnologica, S.A. de C.V. (Mexico) - 99% of Excelencia Operativa y Tecnologica, S.A. de C.V. is held by Natiloportem Holdings, LLC and 1% by MetLife Mexico Servicios, S.A. de C.V.

2)	PNB MetLife India Insurance Company Limited (India)- 32.05% is owned by MetLife International Holdings, LLC and the remainder is owned by third parties.

3)	95.46% is owned by MetLife International Holdings, LLC and 4.54% is owned by Natiloportem Holdings, LLC.

4)	MetLife Seguros S.A. (Argentina)- 95.5242% is owned by MetLife International Holdings, LLC, 2.6753% is owned by Natiloportem Holdings, LLC and 1.8005% by ITAS.

5)

Metropolitan Life Seguros e Previdencia Privada S.A. (Brazil)-66.662% is owned by MetLife International Holdings, LLC, 33.337% is owned by MetLife Worldwide Holdings, LLC and 0.001% is owned by Natiloportem Holdings, LLC.

6)

MetLife Administradora de Fundos Multipatrocinados Ltda. (Brazil) - 99.99998% of MetLife Administradora de Fundos Multipatrocinados Ltda. is owned by MetLife International Holdings, LLC and 0.00002% by Natiloportem Holdings, LLC.

7)	MetLife Seguros de Retiro S.A. (Argentina) - 96.8897% is owned by MetLife International Holdings, LLC, 3.1102% is owned by Natiloportem Holdings, LLC and 0.0001% by ITAS

8)	Best Market S.A. (Argentina) - 5% of the shares are held by Natiloportem Holdings, LLC and 95% is owned by MetLife International Holdings, LLC.

9)	Compania Inversora MetLife S.A. (Argentina) - 95.46% is owned by MetLife International Holdings, LLC and 4.54% is owned by Natiloportem Holdings, LLC.

aa) MetLife Servicios S.A. (Argentina) - 19.13% of the shares of MetLife Servicios S.A. are held by Compania Inversora MetLife S.A., 79.88% is owned by MetLife Seguros S.A., .99% is held by Natiloportem Holdings, LLC.

10)	MetLife Worldwide Holdings, LLC (DE)

aa) BIDV MetLife Life Insurance Limited Liability Company (Vietnam) - 63.44% of BIDV MetLife Life Insurance Limited Liability Company is held by American Life Insurance Company and the remainder by third parties

11)	MetLife International Limited, LLC (DE)

12)	MetLife Planos Odontologicos Ltda. (Brazil) - 99.999% is owned by MetLife International Holdings, LLC and 0.001% is owned by Natiloportem Holdings, LLC.

13)	MetLife Asia Limited (Hong Kong)

14)	AmMetLife Insurance Berhad (Malaysia) - 50.000002% of AmMetLife Insurance Berhad is owned by MetLife International Holdings, LLC and the remainder is owned by a third party.

15)	AmMetLife Takaful Berhad (Malaysia) - 49.999997% of AmMetLife Takaful Berhad is owned by MetLife International Holdings, LLC and the remainder is owned by a third party.

16)	MAXIS GBN S.A.S. (France) - 50% of MAXIS GBN S.A.S. is held by MetLife International Holdings, LLC and the remainder by third parties.

17)

MetLife Mas, S.A. de C.V. (Mexico) - 99.99964399% MetLife Mas, S.A. de C.V. is owned by MetLife International Holdings, LLC and .00035601% is owned by International Technical and Advisory Services Limited.

aa) MetLife Global Holdings Corporation S.A. de C.V. (Mexico/Ireland) - 98.9% is owned by MetLife Ireland Holdings One Limited and 1.1% is owned by MetLife International Limited, LLC.

i)	MetLife Ireland Treasury d.a.c (Ireland)

1)	MetLife General Insurance Limited (Australia)

2)

MetLife Insurance Limited (Australia) - 91.16468% of MetLife Insurance Limited (Australia) is owned by MetLife Ireland Treasury d.a.c and 8.83532% is owned by MetLife Global Holdings Corp. S.A. de C.V.

aaa)	The Direct Call Centre PTY Limited (Australia)

bbb)	MetLife Investments PTY Limited (Australia)

i)

MetLife Insurance and Investment Trust (Australia) - MetLife Insurance and Investment Trust is a trust vehicle, the trustee of which is MetLife Investments PTY Limited (“MIPL”). MIPL is a wholly owned subsidiary of MetLife Insurance Limited.

ii)	Metropolitan Global Management, LLC (DE/Ireland) - 99.7% is owned by MetLife Global Holdings Corporation S.A. de C.V. and 0.3% is owned by MetLife International Holdings, LLC.

1)	MetLife Mexico Holdings, S. de R.L. de C.V. (Mexico) - 99.99995% is owned by Metropolitan Global Management, LLC and .00005% is owned by MetLife International Holdings, LLC.

aaa)	MetLife Pensiones Mexico S.A. (Mexico)- 97.5125% is owned by MetLife Mexico Holdings, S. de R.L. de C.V. and 2.4875% is owned by MetLife International Holdings, LLC.

bbb)	MetLife Mexico Servicios, S.A. de C.V. (Mexico) - 98% is owned by MetLife Mexico Holdings, S. de R.L. de C.V. and 2% is owned by MetLife International Holdings, LLC.

ccc)	MetLife Mexico S.A. (Mexico)- 99.050271% is owned by MetLife Mexico Holdings, S. de R.L. de C.V. and 0.949729% is owned by MetLife International Holdings, LLC.

i)	ML Capacitacion Comercial S.A. de C.V.(Mexico) - 99% is owned by MetLife Mexico S.A. and 1% is owned by MetLife Mexico Servicios, S.A. de C.V.

2)	MetLife Insurance Company of Korea Limited (South Korea) - 14.64% is owned by MetLife Mexico S.A. and 85.36% is owned by Metropolitan Global Management, LLC.

aaa)	MetLife Financial Services, Co., Ltd. (South Korea)

3.	Borderland Investments Limited (DE)

a)	ALICO Hellas Single Member Limited Liability Company (Greece)

4.	International Technical and Advisory Services Limited (“ITAS”) (DE)

5.	ALICO Properties, Inc. (DE) - 51% of ALICO Properties, Inc. is owned by ALICO and the remaining interests are owned by third parties.

a)	Global Properties, Inc. (DE)

X.	MetLife European Holdings, LLC (DE)

Y.	MetLife Investment Management Holdings, LLC (DE)

1)	MIM I LLC (PA), MIM EMD GP, LLC (DE)

2)	MIM Property Management, LLC (DE)

3)	MetLife Emerging Market Debt Blend Fund

a)	MIM Property Management of Georgia 1, LLC (DE)

b)	MIM MetWest International Manager, LLC (DE)

c)	MIM ML-AI Venture 5 Manager, LLC (DE)

d)	MIM Clal General Partner, LLC (DE)

4)	MetLife Real Estate Lending Manager LLC (DE)

5)	MetLife Real Estate Lending LLC (DE)

6)	ML Venture 1 Manager, S. de R.L. de C.V. (Mexico) - 99.9% is owned by MetLife Investment Management Holdings, LLC and 0.1% is owned by MetLife Investment Management Holdings (Ireland) Limited.

1) The voting securities (excluding directors’ qualifying shares, if any) of each subsidiary shown on the organizational chart are 100% owned by their respective parent corporation, unless otherwise indicated.

2) The Metropolitan Money Market Pool and MetLife Intermediate Income Pool are pass-through investment pools, of which Metropolitan Life Insurance Company and/or its subsidiaries and/or affiliates are general partners.

3) The MetLife, Inc. organizational chart does not include real estate joint ventures and partnerships of which MetLife, Inc. and/or its subsidiaries is an investment partner. In addition, certain inactive subsidiaries have also been omitted.

4) MetLife Services EEIG is a cost-sharing mechanism used in the EU for EU-affiliated members.

Item 30. Indemnification

As described in their respective governing documents, MetLife, Inc. (the ultimate parent of the Depositor and MetLife Investors Distribution Company, the Registrant’s principal underwriter (the “Underwriter”)), which is incorporated in the state of Delaware, and the Depositor, which is incorporated in the state of New York, shall indemnify any person who is made or is threatened to be made a party to any civil or criminal suit, or any administrative or investigative proceeding, by reason of the fact that such person is or was a director or officer of the respective company, under certain circumstances, against liabilities and expenses incurred by such person.

MetLife, Inc. also has adopted a policy to indemnify employees (“MetLife Employees”) of MetLife, Inc. or its affiliates (“MetLife”), including any MetLife Employees serving as directors or officers of the Depositor or the Underwriter. Under the policy, MetLife, Inc. will, under certain circumstances, indemnify MetLife Employees for losses and expenses incurred in connection with legal actions threatened or brought against them as a result of their service to MetLife. The policy excludes MetLife directors and others who are not MetLife Employees, whose rights to indemnification, if any, are as described in the charter, bylaws or other arrangement of the relevant company.

MetLife, Inc. also maintains a Directors and Officers Liability and Corporate Reimbursement Insurance Policy under which the Depositor and the Underwriter, as well as certain other subsidiaries of MetLife, are covered. MetLife, Inc. also has secured a Financial Institutions Bond.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Company, pursuant to the foregoing provisions, or otherwise, the Company has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy    as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Company of expenses incurred or paid by a director, officer or controlling person of the Company in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Company will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31. Principal Underwriter

MetLife Investors Distribution Company also serves as principal underwriter and distributor of the Contracts. MetLife Investors Distribution Company is the principal underwriter for the following investment companies:

General American Separate Account Eleven

General American Separate Account Twenty-Eight

General American Separate Account Twenty-Nine

General American Separate Account Two

Metropolitan Life Separate Account E

Metropolitan Life Separate Account UL

Metropolitan Life Variable Annuity Separate Account II

Metropolitan Tower Life Separate Account One

Metropolitan Tower Life Separate Account Two

New England Life Retirement Investment Account

New England Variable Annuity Fund I

Paragon Separate Account A

Paragon Separate Account B

Paragon Separate Account C

Paragon Separate Account D

Security Equity Separate Account Twenty-Six

Security Equity Separate Account Twenty-Seven

Separate Account No. 13S

(b)

MetLife Investors Distribution Company is the principal underwriter for the Contracts. The following persons are officers and directors of MetLife Investors Distribution Company. The principal business address for MetLife Investors Distribution Company is 200 Park Avenue, New York, NY 10166.

Name and Principal Business Office	Positions and Offices With Underwriter
Derrick Kelson	Director, Chairman of the Board, President and
200 Park Avenue	Chief Executive Officer
New York, NY 10166

Kelli Buford	Secretary
200 Park Avenue
New York, NY 10166

Christy Chandler	Director, Vice President
200 Park Avenue
New York, NY 10166

Bradd Chignoli	Director, Senior Vice President
501 Route 22
Bridgewater, NJ 08807

Charles Connery	Vice President and Treasurer
1 MetLife Way
Whippany, NJ 07981

Patricia Fox	Chief Compliance Officer
501 Route 22
Bridgewater, NJ 08807

Justin Saudo	Vice President and Chief Information Security
200 Park Avenue	Officer
New York, NY 10166

Thomas Schuster	Director, Senior Vice President
200 Park Avenue
New York, NY 10166

Stuart Turetsky	Chief Financial Officer
200 Park Avenue
New York, NY 10166

Robin Wagner	Chief Legal Officer
200 Park Avenue
New York, NY 10166

(c)

Compensation to the Distributor. The following aggregate amount of commissions and other compensation was received by the Distributor, directly or indirectly, from the Registrant and the other separate accounts of the Depositor, which also issue variable annuity contracts, during their last fiscal year:

(1) Name of Principal Underwriter	(2) Net Underwriting Discounts and Commissions	(3) Compensation on Redemption	(4) Brokerage Commissions	(5) Other Compensation
MetLife Investors Distribution Company	$63,997,518	$0	$0	$0

Item 32. Location of Account and Records.

The following companies will maintain possession of the documents required by Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder:

Metropolitan Life Insurance Company, 200 Park Avenue, New York, NY 10166

MetLife, 18210 Crane Nest Drive, Tampa, FL 33647

MetLife Investors Distribution Company, 200 Park Avenue, New York, NY 10166

Item 33. Management Services.

Not Applicable.

Item 34. Undertakings.

(a)

The undersigned registrant hereby undertakes to file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the financial statements in this registration statement are not more than 16 months old for as long as payments under these variable annuity contracts may be accepted.

(b)

The undersigned registrant hereby undertakes to include a post card or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information.

(c)

The undersigned registrant hereby undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this form promptly upon written or oral request.

(d)

The undersigned registrant represents that it is relying on the exemptions from certain provisions of Sections 22(e) and 27 of the Investment Company Act of 1940 provided by Rule 6c-7 under the Act. The registrant further represents that the provisions of paragraph (a)-(d) of Rule 6c-7 have been complied with.

(e)

The undersigned registrant represents that for its TSA Deferred Annuities it is relying on the “no-action” position of the Commission staff as contained in its November 7, 1988 letter to the American Council of Life Insurance and has complied with the provisions of numbered paragraphs (1)-(4) of such letter.

(f)

The undersigned registrant represents that for its TSA Deferred Annuities it is relying on the “no-action” position of the Commission staff as contained in its August 30, 2012 letter to ING Life Insurance and Annuity Company and has complied with the provisions of such letter.

(g)

Metropolitan Life Insurance Company represents that the fees and charges deducted under the annuities described in this Registration Statement, in the aggregate, are reasonable in relation to the services rendered, the expenses to be incurred, and the risks assumed by Metropolitan Life Insurance Company under the annuities.

Signatures

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under rule 485(b) under the Securities Act and has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of New York, and State of New York, on this 28th day of April, 2021.

Metropolitan Life Separate Account E (Registrant)

BY: Metropolitan Life Insurance Company (Depositor)

BY:	/s/ Howard Kurpit
Howard Kurpit
Senior Vice President

BY: Metropolitan Life Insurance Company (Depositor)

BY:	/s/ Howard Kurpit
Howard Kurpit
Senior Vice President

As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated and on April 28, 2021.

Signature	Title

* R. Glenn Hubbard	Chairman of the Board and Director

* Michel A. Khalaf	President and Chief Executive Officer and Director

* John Dennis McCallion	Executive Vice President and Chief Financial Officer

* Tamara Schock	Executive Vice President and Chief Accounting Officer

* Cheryl W. Grisé	Director

* Carlos M. Gutierrez	Director

* Gerald L. Hassell	Director

* David L. Herzog	Director

* Edward J. Kelly, III	Director

* William E. Kennard	Director

* Catherine R. Kinney	Director

* Diana McKenzie	Director

* Denise M. Morrison	Director

* Mark A. Weinberger	Director

*By:	/s/ ROBIN WAGNER
Robin Wagner
Attorney-in-Fact
April 28, 2021.

*	Metropolitan Life Insurance Company. Executed by Robin Wagner, on behalf of those indicated pursuant to powers of attorney .

Exhibit Index

(l) Consent of Independent Registered Public Accounting Firm.

(o) (1) Initial Summary Prospectus (Enhanced Preference Plus — EPPA)

(o) (2) Initial Summary Prospectus (Financial Freedom)

(o) (3) Initial Summary Prospectus (Preference Plus Account — BPPA)